UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877- 4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-14-430925) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Bond Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Fundamental Index Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Income Fund

•	PIMCO Funds—PIMCO Low Duration Fund

•	PIMCO Funds—PIMCO Real Return Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO Unconstrained Bond Fund

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—StocksPLUS® Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

PIMCO Unconstrained Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report covering the six-month reporting period ended September 30, 2014, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

2	PIMCO UNCONSTRAINED BOND FUND

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark ten-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Chairman’s Letter (Cont.)

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO UNCONSTRAINED BOND FUND

Important Information About the PIMCO Unconstrained Bond Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

Important Information About the PIMCO Unconstrained Bond Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	06/07/13	06/30/08	06/30/08	07/31/08	07/31/08

6	PIMCO UNCONSTRAINED BOND FUND

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO Unconstrained Bond Fund

Cumulative Returns Through September 30, 2014

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	1.76%	1.96%	3.22%	4.85%
PIMCO Unconstrained Bond Fund Class P	1.71%	1.86%	3.12%	4.75%
PIMCO Unconstrained Bond Fund Administrative Class	1.63%	1.71%	2.96%	4.59%
PIMCO Unconstrained Bond Fund Class D	1.55%	1.56%	2.81%	4.44%
PIMCO Unconstrained Bond Fund Class A	1.55%	1.56%	2.81%	4.43%
PIMCO Unconstrained Bond Fund Class A (adjusted)	-2.29%	-2.27%	2.03%	3.79%
PIMCO Unconstrained Bond Fund Class C	1.28%	0.85%	2.10%	3.70%
PIMCO Unconstrained Bond Fund Class C (adjusted)	0.28%	-0.15%	2.10%	3.70%
PIMCO Unconstrained Bond Fund Class R	1.49%	1.34%	2.56%	4.18%
3 Month USD LIBOR Index	0.12%	0.24%	0.33%	0.66%
Lipper Alternative Global Macro Funds Average	0.54%	4.37%	5.52%	3.65%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.15% for Admininstrative Class shares, 1.30% for Class D shares, 1.30% for Class A shares, 2.05% for Class C shares, and 1.55% for Class R shares.

8	PIMCO UNCONSTRAINED BOND FUND

Institutional Class - PFIUX	Class P - PUCPX	Administrative Class - PUBFX	Class D - PUBDX
Class A - PUBAX	Class C - PUBCX	Class R - PUBRX

Allocation Breakdown†

Corporate Bonds & Notes	28.5%
Short-Term Instruments‡	24.3%
Sovereign Issues	20.3%
Mortgage-Backed Securities	10.8%
Asset-Backed Securities	10.1%
Other	6.0%
†	% of Investments, at value as of 09/30/14
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

U.S. Government and interest rate positioning was net positive for performance, driven by long positions at short and intermediate maturities, which experienced positive total returns over the reporting period. A short position in the long-end of the yield curve partially offset those gains, as longer-maturity rates also had positive performance over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation fell over the reporting period.

»	Eurozone duration positioning (or sensitivity to changes in market interest rates) added to performance, primarily driven by exposure to bonds in countries such as Spain and Italy, as yields fell in these countries. Short positions in German Bund futures partially offset those gains, as German yields fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index, posted positive returns over the reporting period.

»	Exposure to corporate spreads contributed to performance, driven by exposure to financial sector bonds which generally posted positive returns over the reporting period.

»	Exposure to local duration in Brazil and Mexico was net positive for performance, driven by interest returns for the Brazilian real and the Mexican peso, which increased over the reporting period.

»

Foreign-currency exposure was net positive for returns, led by short positioning in the euro and Japanese yen, which both depreciated versus the U.S. dollar over the reporting period. The returns were partially offset by long exposure to the Mexican peso, which also weakened over the reporting period.

»

Theta derived from volatility-sale strategies contributed to returns. “Theta” denotes the loss in time value of an option as it approaches expiry. PIMCO generates this return through selling options and rate swaptions.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period *	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,017.60	$4.55	$1,000.00	$1,020.56	$4.56	0.90%
Class P	1,000.00	1,017.10	5.06	1,000.00	1,020.05	5.06	1.00
Administrative Class	1,000.00	1,016.30	5.81	1,000.00	1,019.30	5.82	1.15
Class D	1,000.00	1,015.50	6.57	1,000.00	1,018.55	6.58	1.30
Class A	1,000.00	1,015.50	6.57	1,000.00	1,018.55	6.58	1.30
Class C	1,000.00	1,012.80	10.34	1,000.00	1,014.79	10.35	2.05
Class R	1,000.00	1,014.90	7.83	1,000.00	1,017.30	7.84	1.55

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

10	PIMCO UNCONSTRAINED BOND FUND

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

Financial Highlights PIMCO Unconstrained Bond Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
Institutional Class
04/01/2014 - 09/30/2014+	$11.17	$0.09	$0.11	$0.20	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2014	11.55	0.18	(0.42)	(0.24)	(0.09)	(0.04)	(0.01)	(0.14)
03/31/2013	11.04	0.30	0.57	0.87	(0.35)	(0.01)	0.00	(0.36)
03/31/2012	11.17	0.37	(0.23)	0.14	(0.27)	0.00	0.00	(0.27)
03/31/2011	11.01	0.31	0.13	0.44	(0.26)	(0.02)	0.00	(0.28)
03/31/2010	10.17	0.39	1.07	1.46	(0.37)	(0.25)	0.00	(0.62)
Class P
04/01/2014 - 09/30/2014+	11.17	0.09	0.10	0.19	(0.09)	0.00	0.00	(0.09)
03/31/2014	11.55	0.17	(0.42)	(0.25)	(0.08)	(0.04)	(0.01)	(0.13)
03/31/2013	11.04	0.29	0.57	0.86	(0.34)	(0.01)	0.00	(0.35)
03/31/2012	11.17	0.36	(0.23)	0.13	(0.26)	0.00	0.00	(0.26)
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	0.00	(0.27)
03/31/2010	10.17	0.37	1.08	1.45	(0.36)	(0.25)	0.00	(0.61)
Administrative Class
04/01/2014 - 09/30/2014+	11.17	0.08	0.10	0.18	(0.08)	0.00	0.00	(0.08)
06/07/2013 - 03/31/2014	11.46	0.10	(0.30)	(0.20)	(0.04)	(0.04)	(0.01)	(0.09)
Class D
04/01/2014 - 09/30/2014+	11.17	0.07	0.10	0.17	(0.07)	0.00	0.00	(0.07)
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)
03/31/2012	11.17	0.32	(0.22)	0.10	(0.23)	0.00	0.00	(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00	(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00	(0.57)
Class A
04/01/2014 - 09/30/2014+	11.17	0.07	0.10	0.17	(0.07)	0.00	0.00	(0.07)
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)
03/31/2012	11.17	0.33	(0.23)	0.10	(0.23)	0.00	0.00	(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00	(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00	(0.57)

Please see footnotes on page 14.

12	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.27	1.76%	$12,430,082	0.90	%*	0.90	%*	0.90	%*	0.90	%*	1.64	%*	77%
11.17	(2.08)	17,451,412	0.90		0.90		0.90		0.90		1.59		728
11.55	8.00	16,836,479	0.91		0.91		0.90		0.90		2.65		786
11.04	1.31	8,959,702	0.91		0.91		0.90		0.90		3.35		1,001
11.17	4.08	9,222,128	0.98		0.98		0.90		0.90		2.79		1,240
11.01	14.62	2,711,977	0.90		0.90		0.90		0.90		3.59		1,039

11.27	1.71	2,545,191	1.00	*	1.00	*	1.00	*	1.00	*	1.56	*	77
11.17	(2.18)	3,192,193	1.00		1.00		1.00		1.00		1.49		728
11.55	7.89	2,891,666	1.01		1.01		1.00		1.00		2.51		786
11.04	1.21	1,167,332	1.01		1.01		1.00		1.00		3.25		1,001
11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240
11.01	14.52	340,363	1.00		1.00		1.00		1.00		3.37		1,039

11.27	1.63	1,886	1.15	*	1.15	*	1.15	*	1.15	*	1.38	*	77
11.17	(1.71)	2,610	1.15	*	1.15	*	1.15	*	1.15	*	1.07	*	728

11.27	1.55	1,023,991	1.30	*	1.30	*	1.30	*	1.30	*	1.24	*	77
11.17	(2.47)	1,271,098	1.30		1.30		1.30		1.30		1.20		728
11.55	7.57	1,488,822	1.31		1.31		1.30		1.30		2.32		786
11.04	0.90	1,141,138	1.31		1.31		1.30		1.30		2.95		1,001
11.17	3.66	1,367,527	1.38		1.38		1.30		1.30		2.41		1,240
11.01	14.17	767,372	1.30		1.30		1.30		1.30		3.15		1,039

11.27	1.55	975,731	1.30	*	1.30	*	1.30	*	1.30	*	1.23	*	77
11.17	(2.47)	1,507,660	1.30		1.30		1.30		1.30		1.21		728
11.55	7.57	1,958,198	1.31		1.31		1.30		1.30		2.35		786
11.04	0.90	1,802,378	1.31		1.31		1.30		1.30		2.95		1,001
11.17	3.66	2,666,336	1.38		1.38		1.30		1.30		2.39		1,240
11.01	14.16	1,152,457	1.30		1.30		1.30		1.30		3.14		1,039

Please see footnotes on page 14.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

Financial Highlights PIMCO Unconstrained Bond Fund (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions
Class C
04/01/2014 - 09/30/2014+	$11.14	$0.03	$0.11	$0.14	$(0.00)^	$0.00	$0.00		$(0.00)^
03/31/2014	11.55	0.06	(0.43)	(0.37)	(0.00)^	(0.04)	(0.00	)^	(0.04)
03/31/2013	11.04	0.20	0.55	0.75	(0.23)	(0.01)	0.00		(0.24)
03/31/2012	11.17	0.25	(0.23)	0.02	(0.15)	0.00	0.00		(0.15)
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	0.00		(0.15)
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	0.00		(0.49)
Class R
04/01/2014 - 09/30/2014+	11.18	0.06	0.11	0.17	(0.06)	0.00	0.00		(0.06)
03/31/2014	11.55	0.11	(0.43)	(0.32)	(0.01)	(0.04)	(0.00	)^	(0.05)
03/31/2013	11.04	0.24	0.56	0.80	(0.28)	(0.01)	0.00		(0.29)
03/31/2012	11.17	0.30	(0.23)	0.07	(0.20)	0.00	0.00		(0.20)
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	0.00		(0.21)
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	0.00		(0.55)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

14	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.28	1.28%	$736,793	2.05	%*	2.05	%*	2.05	%*	2.05	%*	0.49	%*	77%
11.14	(3.18)	931,200	1.95		2.05		1.95		2.05		0.56		728
11.55	6.89	1,084,967	1.95		2.06		1.94		2.05		1.71		786
11.04	0.19	1,004,843	2.02		2.06		2.01		2.05		2.24		1,001
11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240
11.01	13.31	485,355	2.05		2.05		2.05		2.05		2.34		1,039

11.29	1.49	13,728	1.55	*	1.55	*	1.55	*	1.55	*	1.00	*	77
11.18	(2.73)	14,897	1.55		1.55		1.55		1.55		0.95		728
11.55	7.30	15,856	1.56		1.56		1.55		1.55		2.13		786
11.04	0.65	15,687	1.56		1.56		1.55		1.55		2.69		1,001
11.17	3.41	37,398	1.63		1.63		1.55		1.55		2.16		1,240
11.01	13.88	4,531	1.55		1.55		1.55		1.55		3.04		1,039

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Statement of Assets and Liabilities PIMCO Unconstrained Bond Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$15,544,025
Investments in Affiliates	2,409,741
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,957
Over the counter	728,203
Cash	16,979
Deposits with counterparty	2,768
Foreign currency, at value	5,251
Receivable for investments sold	311,385
Receivable for Fund shares sold	171,040
Interest and dividends receivable	93,488
Dividends receivable from Affiliates	1,207
19,289,044

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$11,017
Over the counter	236,797
Payable for investments purchased	154,122
Payable for investments in Affiliates purchased	1,207
Deposits from counterparty	455,033
Payable for Fund shares redeemed	682,234
Dividends payable	4,249
Accrued investment advisory fees	10,205
Accrued supervisory and administrative fees	5,714
Accrued distribution fees	691
Accrued servicing fees	373
1,561,642

Net Assets	$17,727,402
Net Assets Consist of:
Paid in capital	$17,769,722
(Overdistributed) net investment income	(320,558)
Accumulated undistributed net realized (loss)	(480,199)
Net unrealized appreciation	758,437
$17,727,402

Cost of Investments in Securities	$15,321,169
Cost of Investments in Affiliates	$2,409,749
Cost of Foreign Currency Held	$5,257
Cost or Premiums of Financial Derivative Instruments, net	$(95,983)

* Includes repurchase agreements of:	$1,532

16	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

September 30, 2014 (Unaudited)

Net Assets:
Institutional Class	$12,430,082
Class P	2,545,191
Administrative Class	1,886
Class D	1,023,991
Class A	975,731
Class C	736,793
Class R	13,728
Shares Issued and Outstanding:
Institutional Class	1,102,714
Class P	225,777
Administrative Class	167
Class D	90,838
Class A	86,561
Class C	65,322
Class R	1,216
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.27
Class P	11.27
Administrative Class	11.27
Class D	11.27
Class A	11.27
Class C	11.28
Class R	11.29

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Statement of Operations PIMCO Unconstrained Bond Fund

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)

Investment Income:
Interest	$279,898
Dividends	720
Dividends from Investments in Affiliates	7,876
Total Income	288,494

Expenses:
Investment advisory fees	68,121
Supervisory and administrative fees	38,154
Distribution and/or servicing fees - Administrative Class	3
Distribution and/or servicing fees - Class D	1,511
Distribution fees - Class C	3,170
Distribution fees - Class R	18
Servicing fees - Class A	1,630
Servicing fees - Class C	1,057
Servicing fees - Class R	18
Interest expense	64
Trustee fees	13
Total Expenses	113,759

Net Investment Income	174,735

Net Realized Gain (Loss):
Investments in securities	(49,112)
Investments in Affiliates	227
Exchange-traded or centrally cleared financial derivative instruments	78,681
Over the counter financial derivative instruments	164,166
Foreign currency	582
Net Realized Gain	194,544

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(408,032)
Investments in Affiliates	(163)
Exchange-traded or centrally cleared financial derivative instruments	(54,328)
Over the counter financial derivative instruments	506,946
Foreign currency assets and liabilities	(2,490)
Net Change in Unrealized Appreciation	41,933
Net Gain	236,477

Net Increase in Net Assets Resulting from Operations	$411,212

18	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Unconstrained Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$174,735	$404,369
Net realized gain (loss)	194,544	(1,017,128)
Net change in unrealized appreciation (depreciation)	41,933	(16,893)
Net increase (decrease) resulting from operations	411,212	(629,652)

Distributions to Shareholders:
From net investment income
Institutional Class	(135,980)	(140,483)
Class P	(25,012)	(22,389)
Administrative Class	(15)	(4)
Class D	(7,757)	(5,758)
Class A	(8,268)	(7,558)
Class C	(153)	(9)
Class R	(72)	(15)
From net realized capital gains
Institutional Class	0	(75,275)
Class P	0	(13,510)
Administrative Class	0	(1)
Class D	0	(5,543)
Class A	0	(7,290)
Class C	0	(4,048)
Class R	0	(63)
Tax basis return of capital
Institutional Class	0	(21,874)
Class P	0	(3,478)
Administrative Class	0	(1)
Class D	0	(894)
Class A	0	(1,173)
Class C	0	(2)
Class R	0	(2)

Total Distributions	(177,257)	(309,370)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(6,877,623)	1,034,104

Total Increase (Decrease) in Net Assets	(6,643,668)	95,082

Net Assets:
Beginning of period	24,371,070	24,275,988
End of period*	$17,727,402	$24,371,070

* Including (overdistributed) net investment income of:	$(320,558)	$(318,036)

**	See Note 12 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Schedule of Investments PIMCO Unconstrained Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.7%

BANK LOAN OBLIGATIONS 0.5%
Biomet, Inc.
3.655% due 07/25/2017	$9,110	$9,064
Chrysler Group LLC
3.500% due 05/24/2017	5,785	5,750
Community Health Systems, Inc.
3.485% due 01/25/2017	2,992	2,981
Dell, Inc.
3.750% due 10/29/2018	11,655	11,528
FMG Resources Pty. Ltd.
3.750% due 06/30/2019	12,371	12,134
HCA, Inc.
2.904% due 03/31/2017	38,303	38,096
Phillips-Van Heusen Corp.
3.250% due 02/13/2020	2,568	2,574
WaveDivision Holdings LLC
4.000% due 10/15/2019	2,948	2,921

Total Bank Loan Obligations (Cost $85,732)		85,048

CORPORATE BONDS & NOTES 28.8%

BANKING & FINANCE 22.2%
Abbey National Treasury Services PLC
3.875% due 11/10/2014	3,200	3,211
4.000% due 04/27/2016	71,700	75,018
AGFC Capital Trust
6.000% due 01/15/2067	6,600	5,428
Ally Financial, Inc.
2.434% due 12/01/2014	18,428	18,451
2.500% due 03/15/2017 (e)	30,000	29,965
2.750% due 01/30/2017	21,800	21,418
3.125% due 01/15/2016	10,850	10,904
3.500% due 07/18/2016	34,145	34,614
3.500% due 01/27/2019	5,000	4,875
4.625% due 06/26/2015	16,100	16,364
4.750% due 09/10/2018	5,000	5,137
5.500% due 02/15/2017	20,340	21,204
6.250% due 12/01/2017	9,800	10,535
6.750% due 12/01/2014	117,100	118,041
8.300% due 02/12/2015	339,700	347,343
American Express Co.
7.000% due 03/19/2018	5,400	6,293
American Honda Finance Corp.
0.732% due 10/07/2016	7,697	7,755
American International Group, Inc.
5.050% due 10/01/2015	400	418
5.450% due 05/18/2017	1,800	1,985
5.600% due 10/18/2016	1,600	1,743
8.250% due 08/15/2018	9,410	11,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aviation Loan Trust
2.344% due 12/15/2022		$9,384	$8,796
Banco Santander Chile
1.834% due 01/19/2016		25,000	25,312
Bank of America Corp.
0.494% due 10/14/2016		1,700	1,698
0.564% due 08/15/2016		30,390	30,214
0.778% due 05/23/2017	EUR	9,000	11,342
0.922% due 03/28/2018		1,000	1,252
1.053% due 03/22/2016		$39,766	40,058
1.303% due 03/22/2018		50,000	50,972
2.000% due 01/11/2018		2,200	2,193
3.929% due 10/21/2025	MXN	125,000	10,007
4.500% due 04/01/2015		$18,400	18,760
5.000% due 01/15/2015		18,186	18,423
5.625% due 10/14/2016		200	217
5.650% due 05/01/2018		63,100	70,255
5.750% due 12/01/2017		14,275	15,897
6.000% due 09/01/2017		1,610	1,794
6.400% due 08/28/2017		7,150	8,050
6.500% due 08/01/2016		2,600	2,839
6.500% due 07/15/2018		300	344
6.875% due 04/25/2018		62,300	71,926
6.875% due 11/15/2018		300	351
7.800% due 09/15/2016		19,842	22,243
Bank One Corp.
4.900% due 04/30/2015		4,127	4,229
Bankia S.A.
0.408% due 01/25/2016	EUR	4,800	6,014
4.375% due 02/14/2017		2,500	3,399
Barclays Bank PLC
7.700% due 04/25/2018 (d)		$2,259	2,420
10.000% due 05/21/2021	GBP	25,675	54,971
10.179% due 06/12/2021		$7,700	10,513
14.000% due 06/15/2019 (d)	GBP	27,431	57,566
Bear Stearns Cos. LLC
5.700% due 11/15/2014		$700	701
6.400% due 10/02/2017		26,200	29,659
7.250% due 02/01/2018		50,659	58,985
Berkshire Hathaway, Inc.
3.200% due 02/11/2015		550	556
Blackstone CQP Holdco LP
9.296% due 03/18/2019		9,400	9,402
BPCE S.A.
5.150% due 07/21/2024		29,300	30,260
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	700	904
CIT Group, Inc.
4.250% due 08/15/2017		$22,700	22,984
4.750% due 02/15/2015		222,135	224,773
5.000% due 05/15/2017		4,760	4,891
5.250% due 03/15/2018		10,547	10,890
5.500% due 02/15/2019		11,747	12,298

20	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 04/01/2018		$2,601	$2,799
CitiFinancial, Inc.
6.625% due 06/01/2015		100	104
Citigroup, Inc.
0.747% due 05/31/2017	EUR	1,600	2,008
0.774% due 03/10/2017		$48,400	48,511
0.914% due 11/15/2016		1,920	1,932
1.194% due 07/25/2016		56,100	56,702
3.953% due 06/15/2016		200	210
4.587% due 12/15/2015		2,600	2,717
4.750% due 05/19/2015		10,906	11,196
5.500% due 10/15/2014		8,789	8,805
6.000% due 08/15/2017		1,720	1,928
6.010% due 01/15/2015		13,500	13,714
6.125% due 05/15/2018		6,640	7,526
Corp. Andina de Fomento
3.950% due 10/15/2021 (c)	MXN	237,958	17,696
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$5,259	5,596
Eksportfinans ASA
2.000% due 09/15/2015		10,025	10,038
5.500% due 06/26/2017		10,000	10,812
FCE Bank PLC
4.750% due 01/19/2015	EUR	6,200	7,930
Ford Motor Credit Co. LLC
1.013% due 01/17/2017		$5,120	5,166
1.483% due 05/09/2016		10,357	10,503
2.500% due 01/15/2016		4,200	4,278
2.750% due 05/15/2015		12,182	12,343
3.875% due 01/15/2015		25,200	25,444
3.984% due 06/15/2016		10,800	11,316
4.207% due 04/15/2016		29,040	30,380
4.250% due 02/03/2017		3,590	3,809
5.625% due 09/15/2015		1,927	2,015
6.625% due 08/15/2017		14,500	16,404
7.000% due 04/15/2015		7,000	7,242
8.000% due 12/15/2016		2,600	2,960
8.700% due 10/01/2014		4,700	4,700
12.000% due 05/15/2015		33,514	35,894
General Electric Capital Corp.
3.750% due 11/14/2014		1,600	1,607
General Motors Financial Co., Inc.
2.750% due 05/15/2016		33,220	33,531
GMAC International Finance BV
7.500% due 04/21/2015	EUR	50,600	66,106
Goldman Sachs Group, Inc.
0.499% due 11/17/2014		100	126
0.632% due 07/22/2015		$300	300
0.683% due 03/22/2016		850	852
0.734% due 01/12/2015		43,975	44,015
5.125% due 01/15/2015		19,900	20,165
5.750% due 10/01/2016		200	217
6.150% due 04/01/2018		300	338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.933% due 09/30/2016		$4,800	$4,799
0.967% due 09/01/2016	EUR	4,900	6,182
5.374% due 06/30/2021		10,000	14,115
HSBC Bank PLC
3.100% due 05/24/2016		$350	364
HSBC Bank USA N.A.
6.000% due 08/09/2017		19,100	21,401
HSBC Finance Capital Trust
5.911% due 11/30/2035		500	516
HSBC USA Capital Trust
7.808% due 12/15/2026		1,000	1,013
HSBC USA, Inc.
2.375% due 02/13/2015		6,800	6,852
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		1,400	1,476
ING Bank NV
0.574% due 01/04/2016		67,200	67,288
International Lease Finance Corp.
4.875% due 04/01/2015		8,200	8,338
5.750% due 05/15/2016		5,035	5,271
6.750% due 09/01/2016		70,800	76,641
7.125% due 09/01/2018		5,300	5,976
8.625% due 09/15/2015		7,421	7,858
8.750% due 03/15/2017		24,500	27,379
IPIC GMTN Ltd.
3.125% due 11/15/2015		6,100	6,232
John Deere Capital Corp.
0.524% due 10/11/2016		2,350	2,360
JPMorgan Chase & Co.
0.784% due 04/25/2018		25,000	25,154
0.855% due 02/26/2016		3,600	3,623
0.894% due 10/15/2015		10,000	10,056
0.944% due 03/31/2016		8,000	8,004
1.134% due 01/25/2018		48,000	48,907
3.450% due 03/01/2016		50,312	52,120
5.150% due 10/01/2015		7,485	7,809
5.250% due 05/01/2015		23,417	24,053
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	2,936
6.000% due 10/01/2017		$22,300	24,952
Kookmin Bank
1.110% due 01/27/2017		200	202
Korea Development Bank
1.500% due 01/22/2018		22,500	22,163
LBG Capital PLC
8.500% due 12/17/2021 (d)		3,600	3,894
15.000% due 12/21/2019	EUR	1,100	2,091
Lloyds Bank PLC
4.385% due 05/12/2017 (d)		600	815
12.000% due 12/16/2024 (d)		$58,400	86,140

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	2,500	$4,073
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		$174	182
MassMutual Global Funding
3.125% due 04/14/2016		13,000	13,448
Metropolitan Life Global Funding
0.363% due 06/23/2016		112,800	112,906
Morgan Stanley
0.714% due 10/15/2015		21,900	21,974
1.750% due 02/25/2016		64,900	65,611
4.100% due 01/26/2015		3,000	3,034
5.550% due 04/27/2017		940	1,030
5.750% due 10/18/2016		700	762
5.950% due 12/28/2017		700	785
6.000% due 04/28/2015		5,900	6,083
6.250% due 08/28/2017		20,100	22,600
6.625% due 04/01/2018		3,500	4,012
MUFG Union Bank N.A.
2.625% due 09/26/2018		19,600	19,948
Murray Street Investment Trust
4.647% due 03/09/2017		26,100	27,954
Navient LLC
3.875% due 09/10/2015		4,000	4,047
5.000% due 04/15/2015		3,500	3,561
5.000% due 06/15/2018		1,855	1,846
5.050% due 11/14/2014		4,876	4,888
5.500% due 01/15/2019		9,346	9,556
6.000% due 01/25/2017		17,000	17,829
6.250% due 01/25/2016		31,500	32,776
8.450% due 06/15/2018		62,604	70,586
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		600	671
Pricoa Global Funding
0.381% due 05/16/2016		42,800	42,831
Prudential Covered Trust
2.997% due 09/30/2015		55,425	56,591
QBE Capital Funding Ltd.
7.250% due 05/24/2041		33,100	36,127
Rabobank Group
4.000% due 09/10/2015	GBP	7,794	12,979
6.875% due 03/19/2020	EUR	4,000	6,018
8.375% due 07/26/2016 (d)		$7,900	8,504
8.400% due 06/29/2017 (d)		2,000	2,207
11.000% due 06/30/2019 (d)		300	397
RCI Banque S.A.
4.375% due 01/27/2015	EUR	6,200	7,923
4.600% due 04/12/2016		$14,500	15,233
Regions Financial Corp.
5.750% due 06/15/2015		9,130	9,422
Royal Bank of Canada
0.603% due 03/08/2016		5,010	5,027
0.692% due 09/09/2016		730	735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
6.125% due 12/15/2022		$180	$191
6.400% due 10/21/2019		42,650	49,685
6.666% due 10/05/2017 (d)	CAD	5,300	5,301
6.990% due 10/05/2017 (d)		$20,945	24,021
7.387% (d)	GBP	939	1,490
7.648% due 09/30/2031 (d)		$2,125	2,497
Royal Bank of Scotland NV
0.932% due 03/09/2015		4,500	4,495
Royal Bank of Scotland PLC
4.375% due 03/16/2016		11,500	12,054
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		5,000	4,912
6.299% due 05/15/2017		200	203
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		135,100	137,911
Springleaf Finance Corp.
5.400% due 12/01/2015		13,100	13,427
5.750% due 09/15/2016		1,000	1,040
Stone Street Trust
5.902% due 12/15/2015		30,100	31,903
Svensk Exportkredit AB
1.750% due 10/20/2015		3,350	3,400
UBS AG
7.625% due 08/17/2022		49,800	57,956
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		19,900	20,127
Waha Aerospace BV
3.925% due 07/28/2020		30,660	32,308
Wells Fargo & Co.
0.435% due 10/28/2015		6,400	6,409
5.900% due 06/15/2024 (d)		10,200	10,417
Wells Fargo Bank N.A.
0.619% due 11/03/2014		20,200	20,207

			3,941,591

INDUSTRIALS 3.3%
AbbVie, Inc.
0.997% due 11/06/2015		6,196	6,241
1.200% due 11/06/2015		27,400	27,509
Altria Group, Inc.
4.125% due 09/11/2015		6,600	6,813
9.700% due 11/10/2018		468	604
Anadarko Petroleum Corp.
5.950% due 09/15/2016		200	218
6.375% due 09/15/2017		100	113
Anglo American Capital PLC
1.184% due 04/15/2016		2,000	2,012
Apple, Inc.
0.489% due 05/03/2018		15,972	16,009

22	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ArcelorMittal
4.250% due 02/25/2015	$1,988	$2,005
4.250% due 08/05/2015	4,450	4,539
Aviation Capital Group Corp.
3.875% due 09/27/2016	30,800	31,692
Avnet, Inc.
6.625% due 09/15/2016	1,450	1,598
Centex Corp.
6.500% due 05/01/2016	4,500	4,826
Chesapeake Energy Corp.
3.484% due 04/15/2019	5,100	5,113
Community Health Systems, Inc.
5.125% due 08/15/2018	1,000	1,030
Con-way, Inc.
7.250% due 01/15/2018	2,500	2,879
ConAgra Foods, Inc.
1.900% due 01/25/2018	15,600	15,521
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022	474	512
CSX Corp.
6.250% due 03/15/2018	600	689
D.R. Horton, Inc.
5.625% due 01/15/2016	2,500	2,619
6.500% due 04/15/2016	4,330	4,655
Daimler Finance North America LLC
0.834% due 01/09/2015	14,410	14,428
0.920% due 08/01/2016	1,500	1,515
1.300% due 07/31/2015	2,400	2,415
3.000% due 03/28/2016	3,700	3,818
Deluxe Corp.
5.125% due 10/01/2014	6,900	6,900
Deutsche Telekom International Finance BV
5.750% due 03/23/2016	7,620	8,144
DISH DBS Corp.
4.250% due 04/01/2018	14,915	14,990
4.625% due 07/15/2017	27,100	27,710
6.625% due 10/01/2014	1,500	1,500
7.125% due 02/01/2016	26,211	27,849
7.750% due 05/31/2015	200	207
7.875% due 09/01/2019	11,039	12,502
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	1,100	1,169
Harvest Operations Corp.
2.125% due 05/14/2018	6,500	6,470
6.875% due 10/01/2017	5,500	5,761
HCA, Inc.
3.750% due 03/15/2019	9,600	9,408
6.375% due 01/15/2015	1,400	1,416
6.500% due 02/15/2016	1,050	1,099
7.190% due 11/15/2015	1,175	1,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hewlett-Packard Co.
2.350% due 03/15/2015		$10,502	$10,592
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		4,300	4,287
Kinder Morgan, Inc.
8.250% due 02/15/2016		300	327
Kroger Co.
2.200% due 01/15/2017		7,815	7,970
Lafarge S.A.
6.200% due 07/09/2015		8,075	8,388
Masco Corp.
4.800% due 06/15/2015		3,000	3,072
5.850% due 03/15/2017		1,700	1,854
6.125% due 10/03/2016		5,000	5,397
McKesson Corp.
1.292% due 03/10/2017		1,525	1,520
7.500% due 02/15/2019		5,000	6,051
MGM Resorts International
6.625% due 07/15/2015		1,670	1,720
6.875% due 04/01/2016		6,600	7,004
7.500% due 06/01/2016		2,915	3,119
7.625% due 01/15/2017		1,685	1,837
10.000% due 11/01/2016		16,810	19,037
Mondelez International, Inc.
5.375% due 12/11/2014	GBP	3,500	5,719
Nabisco, Inc.
7.550% due 06/15/2015		$2,200	2,309
New York Times Co.
5.000% due 03/15/2015		2,000	2,025
Pactiv LLC
8.125% due 06/15/2017		5,000	5,475
Pearson Dollar Finance PLC
6.250% due 05/06/2018		25,925	29,350
PepsiCo, Inc.
0.436% due 07/30/2015		5,400	5,407
Petrobras International Finance Co. S.A.
2.875% due 02/06/2015		3,000	3,020
Phillips 66
1.950% due 03/05/2015		4,742	4,773
Reynolds American, Inc.
6.750% due 06/15/2017		300	339
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		8,700	9,037
Rockies Express Pipeline LLC
3.900% due 04/15/2015		10,200	10,200
Rohm & Haas Co.
6.000% due 09/15/2017		201	225
RPM International, Inc.
6.500% due 02/15/2018		4,000	4,535

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ryland Group, Inc.
5.375% due 01/15/2015		$4,800	$4,854
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		1,400	1,526
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016		5,350	5,569
4.949% due 01/15/2015		107	108
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,000	4,111
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/2016		$2,500	2,726
Toll Brothers Finance Corp.
8.910% due 10/15/2017		1,700	1,980
Total Capital International S.A.
0.803% due 08/10/2018		8,400	8,488
Transocean, Inc.
4.950% due 11/15/2015		200	208
UAL Pass-Through Trust
10.400% due 05/01/2018		8,224	9,108
Universal Health Services, Inc.
3.750% due 08/01/2019		20,800	20,774
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		500	67
Valeant Pharmaceuticals International
6.750% due 10/01/2017		4,000	4,141
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		2,200	2,395
Volkswagen International Finance NV
0.671% due 11/18/2016		5,830	5,860
1.625% due 03/22/2015		5,100	5,130
2.875% due 04/01/2016		1,000	1,031
Volvo Treasury AB
5.950% due 04/01/2015		21,300	21,853
Wynn Las Vegas LLC
7.750% due 08/15/2020		29,850	31,828

			582,078

UTILITIES 3.3%
AES Corp.
3.234% due 06/01/2019		34,900	34,464
AT&T, Inc.
2.500% due 08/15/2015		333	339
BP Capital Markets PLC
0.567% due 11/06/2015		3,000	3,008
CenturyLink, Inc.
7.600% due 09/15/2039		5,000	4,962
Dominion Resources, Inc.
7.500% due 06/30/2066		5,000	5,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Electricite de France S.A.
0.694% due 01/20/2017		$600	$602
Enel Finance International NV
3.875% due 10/07/2014		8,800	8,802
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		34,220	34,857
5.875% due 06/01/2015	EUR	30,500	39,150
8.125% due 02/04/2015		25,000	32,176
Midwest Generation LLC
8.560% due 01/02/2016		$403	413
Petrobras Global Finance BV
2.595% due 03/17/2017		63,800	64,672
Rosneft Finance S.A.
6.625% due 03/20/2017		6,200	6,401
7.500% due 07/18/2016		5,100	5,330
7.875% due 03/13/2018		2,100	2,250
Shell International Finance BV
0.444% due 11/15/2016		5,000	5,017
Sinopec Group Overseas Development Ltd.
1.014% due 04/10/2017		93,600	93,751
Sprint Communications, Inc.
6.000% due 12/01/2016		7,600	8,008
8.375% due 08/15/2017		20,725	23,238
9.125% due 03/01/2017		20,211	22,838
Telecom Italia Capital S.A.
5.250% due 10/01/2015		703	725
Telecom Italia SpA
4.500% due 09/20/2017	EUR	3,500	4,752
4.500% due 01/25/2021		700	954
7.000% due 01/20/2017		8,200	11,603
TransAlta Corp.
4.750% due 01/15/2015		$22,700	22,959
Verizon Communications, Inc.
0.433% due 03/06/2015		1,050	1,051
1.764% due 09/15/2016		42,903	44,006
1.984% due 09/14/2018		11,100	11,704
2.500% due 09/15/2016		56,200	57,690
3.650% due 09/14/2018		33,000	34,795

			585,853

Total Corporate Bonds & Notes (Cost $5,018,488)			5,109,522

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.4%
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019		660	782
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015		25,900	26,865
6.200% due 03/01/2019		30,000	35,169

24	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	$3,500	$2,846
5.750% due 06/01/2047	3,725	2,971

		68,633

DISTRICT OF COLUMBIA 0.0%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	160	177

ILLINOIS 0.0%
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
4.098% due 01/01/2019	350	370

MASSACHUSETTS 0.0%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
2.788% due 07/01/2020	450	474

OHIO 0.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	2,255	1,792
5.875% due 06/01/2030	1,300	1,057
5.875% due 06/01/2047	25,525	19,985
6.500% due 06/01/2047	9,295	7,824

		30,658

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
5.200% due 06/01/2046	1,000	712

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,368
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	14,800	15,101
2.803% due 07/01/2021	8,500	8,638
2.953% due 07/01/2022	15,000	15,203

		43,310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$5,625	$4,787

Total Municipal Bonds & Notes (Cost $139,008)		149,121

U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
0.215% due 07/25/2037	230	226
0.222% due 12/25/2036	137	134
0.255% due 01/25/2021	9	9
0.275% due 03/25/2034	148	147
0.285% due 03/25/2036	72	68
0.305% due 08/25/2034	60	60
0.355% due 10/27/2037	400	399
0.455% due 12/25/2028	9	9
0.505% due 03/25/2037 -09/25/2042	579	582
0.604% due 10/18/2030	5	5
0.655% due 03/25/2017	7	7
0.704% due 04/18/2032	63	64
1.055% due 04/25/2032	3	3
1.318% due 08/01/2042 -10/01/2044	438	454
1.625% due 11/25/2023	47	48
1.996% due 12/01/2034	64	67
2.006% due 12/01/2034	67	70
2.010% due 06/01/2035	75	78
2.175% due 03/01/2036	381	407
2.200% due 09/01/2035	1,170	1,251
2.202% due 05/25/2035	47	48
2.220% due 05/01/2036	195	210
2.232% due 09/01/2034	34	37
2.250% due 02/01/2036	106	114
2.254% due 08/01/2029	15	16
2.300% due 01/01/2036	260	278
2.334% due 09/01/2039	27	28
2.340% due 09/01/2031	22	24
2.344% due 06/01/2030	1	1
2.362% due 12/01/2035	5	6
2.485% due 11/01/2034	590	634
2.791% due 11/01/2042	52,771	53,445
2.979% due 05/01/2036	25	26
3.500% due 03/01/2020 - 09/01/2020	421	443
4.290% due 08/01/2028	6	6
4.386% due 03/01/2027 - 12/01/2036	55	59
4.500% due 04/01/2018 - 06/01/2024	994	1,051
5.000% due 08/01/2020 - 08/01/2038	93,096	102,832
5.500% due 05/01/2035 - 11/01/2044	1,720	1,914

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.610% due 01/25/2032	$93	$102
5.690% due 02/25/2033	264	292
6.000% due 04/25/2043 - 11/01/2044	20,182	22,798
6.473% due 10/25/2031	37	38
6.500% due 06/01/2036 - 10/01/2038	6,615	7,657
6.589% due 10/25/2031	258	281
7.500% due 12/25/2019 - 06/01/2031	273	301
8.500% due 10/25/2019	4	4
9.000% due 12/25/2019	31	35
Federal Housing Administration
6.896% due 07/01/2020	628	621
7.430% due 02/01/2023	5	5
7.465% due 11/01/2019	33	33
Freddie Mac
0.354% due 10/15/2020	12	12
0.394% due 05/15/2036	11	11
0.504% due 12/15/2029	102	102
0.654% due 01/15/2032	18	18
1.104% due 10/15/2020	2	2
1.318% due 10/25/2044 - 02/25/2045	601	622
1.518% due 07/25/2044	3,714	3,850
1.724% due 10/25/2021 (a)	37,439	3,318
1.857% due 09/01/2035	20	21
2.231% due 08/01/2035	29	31
2.286% due 09/01/2035	10	11
2.348% due 12/01/2032	11	12
2.356% due 03/01/2036	149	159
2.523% due 05/01/2025	3	3
5.000% due 03/15/2021 - 04/01/2030	11,462	12,670
5.500% due 03/01/2023 - 01/01/2039	314	350
6.500% due 10/25/2043	112	127
6.555% due 09/25/2029	172	175
7.002% due 11/25/2030	50	50
7.500% due 08/15/2030	28	32
8.402% due 12/25/2030	181	192
11.721% due 04/15/2044	9,949	10,366
Ginnie Mae
0.454% due 05/20/2037	1,677	1,676
0.654% due 04/16/2032	15	15
0.704% due 12/16/2025	62	62
1.625% due 12/20/2021 - 07/20/2030	294	303
2.000% due 06/20/2021 - 10/20/2027	96	101
3.500% due 11/20/2017	3	3
4.000% due 12/20/2017	2	2
4.500% due 01/20/2036 (a)	4,073	216
5.000% due 03/15/2039 - 05/15/2039	3,717	4,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/15/2034 - 03/15/2035	$146	$165
6.000% due 06/20/2038	71	76
7.500% due 08/20/2029	78	90
8.000% due 03/20/2030	21	26
8.500% due 04/20/2030 - 07/20/2030	2	2
NCUA Guaranteed Notes
0.686% due 03/09/2021	11,248	11,279
Overseas Private Investment Corp.
0.000% due 05/02/2016 - 11/17/2017	16,030	18,272
Small Business Administration
4.340% due 03/01/2024	125	131
4.760% due 09/01/2025	143	152
5.600% due 09/01/2028	480	533
6.220% due 12/01/2028	504	573
7.190% due 12/01/2019	97	105
7.200% due 10/01/2019	392	424

Total U.S. Government Agencies (Cost $264,843)		267,872

U.S. TREASURY OBLIGATIONS 3.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (i)(k)	85,785	83,828
0.125% due 01/15/2023 (i)(k)	35,301	34,198
0.375% due 07/15/2023 (h)(i)(k)	392,804	389,029
2.000% due 01/15/2026	49,696	56,771

Total U.S. Treasury Obligations (Cost $572,095)		563,826

MORTGAGE-BACKED SECURITIES 10.9%
Adjustable Rate Mortgage Trust
2.735% due 09/25/2035	28	26
4.857% due 10/25/2035	3,688	3,329
American Home Mortgage Assets Trust
0.345% due 05/25/2046	908	691
0.365% due 10/25/2046	1,205	830
0.695% due 11/25/2035	1,000	874
1.035% due 11/25/2046	14,055	7,814
1.055% due 10/25/2046	5,147	3,771
1.075% due 09/25/2046	2,050	1,494
1.085% due 10/25/2046	426	361
American Home Mortgage Investment Trust
1.832% due 09/25/2045	1,204	1,172
2.069% due 10/25/2034	69	69
2.332% due 02/25/2045	1,739	1,759
Banc of America Alternative Loan Trust
5.750% due 04/25/2033	474	494
6.000% due 01/25/2036	1,499	1,287
6.370% due 04/25/2037	1,553	1,299

26	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.730% due 04/10/2049	$5,443	$5,866
Banc of America Funding Trust
0.344% due 10/20/2036	1,110	808
0.365% due 04/25/2037	998	683
0.384% due 06/20/2047	16,310	15,574
0.434% due 06/20/2047	2,000	1,382
0.435% due 07/25/2037	5,806	5,090
0.445% due 07/25/2037	8,019	7,006
0.555% due 05/25/2037	589	415
2.631% due 05/25/2035	37	38
2.826% due 01/20/2047 ^	783	610
5.292% due 06/20/2037 ^	447	430
5.377% due 05/20/2036	1,581	1,555
5.417% due 10/20/2046	3,812	3,336
5.500% due 09/25/2034	3,486	3,639
5.806% due 03/25/2037 ^	35	31
5.878% due 10/25/2036	739	615
6.000% due 03/25/2037 ^	4,159	3,597
6.000% due 08/25/2037 ^	3,677	3,334
Banc of America Mortgage Trust
2.623% due 07/25/2033	1,013	1,023
2.635% due 05/25/2034	1,605	1,620
2.650% due 09/25/2034	1,545	1,553
2.679% due 02/25/2034	225	225
2.699% due 02/25/2036 ^	92	79
2.773% due 01/25/2035	505	490
6.500% due 10/25/2031	7	8
6.500% due 09/25/2033	143	148
BCAP LLC Trust
0.814% due 11/26/2046	5,052	4,902
1.941% due 04/26/2037	5,513	5,383
2.464% due 05/26/2036	1,516	1,531
2.611% due 10/26/2036	411	12
4.000% due 04/26/2037	1,175	1,201
5.050% due 03/26/2037	11,100	10,969
5.250% due 02/26/2036	5,887	5,443
5.250% due 04/26/2037	13,189	12,463
5.250% due 06/26/2037	2,758	2,813
5.447% due 07/26/2035	660	663
10.351% due 02/26/2036	3,238	1,403
10.694% due 04/26/2037	3,329	1,088
17.400% due 06/26/2036	3,403	970
BCRR Trust
5.991% due 08/17/2045	5,993	6,547
Bear Stearns Adjustable Rate Mortgage Trust
2.264% due 08/25/2035	1,081	1,099
2.279% due 04/25/2034	174	174
2.308% due 02/25/2033	11	11
2.369% due 02/25/2036	584	474
2.430% due 10/25/2035	791	786
2.441% due 08/25/2033	646	662
2.483% due 05/25/2034	30	28
2.498% due 10/25/2033	33	34

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.528% due 03/25/2035		$2,177	$2,207
2.543% due 08/25/2035 ^		2,765	2,444
2.544% due 10/25/2034		109	99
2.545% due 08/25/2035		283	257
2.580% due 03/25/2035		1,352	1,369
2.595% due 01/25/2035		670	683
2.625% due 04/25/2034		10	10
2.649% due 05/25/2034		97	94
2.655% due 11/25/2034		366	373
2.667% due 02/25/2033		18	18
2.753% due 07/25/2034		177	178
2.759% due 01/25/2034		604	616
2.790% due 02/25/2034		55	55
2.926% due 05/25/2047 ^		895	776
3.034% due 11/25/2034		12	13
4.855% due 03/25/2035		34	33
5.122% due 08/25/2035		18,483	18,850
5.166% due 08/25/2035		652	595
Bear Stearns ALT-A Trust
0.315% due 02/25/2034		138	128
0.355% due 02/25/2034		221	166
0.475% due 08/25/2036		3,993	2,806
0.495% due 08/25/2036		1,489	1,040
0.595% due 04/25/2036		5,475	4,051
0.835% due 09/25/2034		189	189
0.855% due 09/25/2034		1,671	1,636
2.356% due 01/25/2036 ^		2,900	2,269
2.365% due 03/25/2036		3,127	2,199
2.516% due 08/25/2036 ^		29	22
2.520% due 03/25/2036		1,019	748
2.555% due 05/25/2035		6,372	6,444
2.583% due 11/25/2036		5,833	4,052
2.613% due 11/25/2035 ^		297	234
2.651% due 11/25/2036		40,459	29,754
4.406% due 11/25/2036 ^		1,222	950
Bear Stearns Mortgage Funding Trust
0.345% due 01/25/2037		4,474	3,668
7.000% due 08/25/2036		2,548	2,372
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036		438	348
2.555% due 12/26/2046		1,882	1,449
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	15,590	19,267
Chase Mortgage Finance Trust
2.434% due 02/25/2037		$421	425
2.473% due 03/25/2037		174	161
2.539% due 07/25/2037		154	156
2.557% due 02/25/2037		199	197
2.567% due 02/25/2037		2,249	2,235
Chaseflex Trust
0.455% due 07/25/2037		1,293	1,118
0.615% due 07/25/2037 ^		651	397
4.805% due 08/25/2037 ^		4,570	3,733
6.000% due 02/25/2037 ^		1,306	1,115

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.385% due 05/25/2036	$2,612	$2,363
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	393	404
6.000% due 09/25/2037	747	786
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	1,078	1,085
2.200% due 09/25/2035	328	331
2.258% due 07/25/2046 ^	108	95
2.280% due 09/25/2035	4,285	4,316
2.514% due 05/25/2035	21	21
2.514% due 10/25/2035	39	39
2.514% due 11/25/2035	4,687	4,685
2.564% due 08/25/2035	2,803	2,652
2.585% due 02/25/2034	352	354
2.615% due 03/25/2036	34,928	35,467
2.644% due 11/25/2036 ^	1,507	1,275
2.773% due 09/25/2037 ^	780	664
5.903% due 09/25/2037 ^	5,838	5,238
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	93	102
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	2,120	1,797
6.000% due 06/25/2037	1,423	1,206
6.000% due 10/25/2037 ^	12,295	10,846
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,294	1,114
6.000% due 05/25/2036	825	711
Countrywide Alternative Loan Trust
0.275% due 06/25/2036	2,795	2,380
0.295% due 04/25/2047	6,953	5,891
0.315% due 02/25/2047	448	398
0.325% due 11/25/2036	504	452
0.325% due 01/25/2037 ^	391	360
0.334% due 02/20/2047	6,426	4,872
0.335% due 05/25/2047	15,203	12,957
0.345% due 09/25/2046 ^	292	247
0.345% due 11/25/2046	305	246
0.349% due 12/20/2046	36,593	28,530
0.355% due 05/25/2036	205	172
0.355% due 06/25/2037	46	40
0.364% due 03/20/2046	3,951	3,136
0.364% due 07/20/2046 ^	751	524
0.384% due 07/20/2035	93	82
0.405% due 09/25/2046 ^	834	430
0.435% due 12/25/2035	641	569
0.435% due 02/25/2037	715	579
0.474% due 11/20/2035	6,555	5,555
0.475% due 11/25/2035	12,784	10,513
0.505% due 05/25/2037 ^	99	66
0.525% due 02/25/2037	19,638	12,464
0.555% due 05/25/2036	4,698	3,781
0.605% due 09/25/2035	6,865	5,332

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.655% due 12/25/2035 ^	$9,131	$7,008
0.655% due 05/25/2037 ^	2,412	1,636
0.855% due 05/25/2036	2,882	1,918
0.865% due 07/25/2036	2,252	1,466
0.905% due 08/25/2035	235	197
0.955% due 12/25/2035	1,677	1,399
1.055% due 12/25/2036 ^	9,992	6,958
1.115% due 12/25/2035	1,459	1,233
1.115% due 02/25/2036	23	21
1.595% due 01/25/2036	2,063	1,938
2.562% due 06/25/2037	7,019	5,875
4.500% due 09/25/2018	2,402	2,481
5.250% due 10/25/2033	1,779	1,845
5.250% due 06/25/2035 ^	52	48
5.264% due 10/25/2035 ^	1,203	1,006
5.500% due 04/25/2035	1,000	987
5.500% due 10/25/2035 ^	1,283	1,179
5.500% due 11/25/2035 ^	3,526	3,307
5.500% due 11/25/2035	1,615	1,458
5.500% due 01/25/2036	1,089	978
5.500% due 03/25/2036	122	102
5.750% due 02/25/2035	1,398	1,376
5.750% due 07/25/2035 ^	4,822	4,551
6.000% due 04/25/2036 ^	1,639	1,394
6.000% due 01/25/2037	2,075	1,786
6.000% due 02/25/2037 ^	3,636	2,982
6.000% due 02/25/2037	1,126	903
6.000% due 03/25/2037 ^	2,218	1,846
6.000% due 04/25/2037	10,420	9,185
6.000% due 05/25/2037 ^	1,597	1,320
6.000% due 08/25/2037	1,236	1,044
6.250% due 11/25/2036 ^	1,148	1,092
6.500% due 06/25/2036 ^	195	158
6.500% due 09/25/2037	2,092	1,718
Countrywide Home Loan Mortgage Pass-Through Trust
0.445% due 04/25/2035	818	763
0.475% due 03/25/2035	7,580	5,956
0.485% due 02/25/2035	135	127
0.495% due 02/25/2035	165	151
0.525% due 02/25/2035	2,474	2,197
0.915% due 09/25/2034	12	12
2.059% due 07/25/2034	500	499
2.313% due 02/20/2036	1,123	1,045
2.363% due 09/20/2036 ^	3,467	2,925
2.376% due 02/20/2036	1,856	1,613
2.434% due 11/19/2033	62	58
2.466% due 12/25/2033	97	97
2.470% due 05/20/2036	5,878	4,855
2.479% due 09/25/2034	61	46
2.488% due 02/20/2036	13,134	11,128
2.493% due 08/25/2034	1,104	976
2.493% due 11/25/2034	159	151
2.497% due 10/19/2032	11	9
2.501% due 06/20/2035	48	42
2.519% due 06/25/2033	600	596

28	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.549% due 03/25/2037 ^		$308	$240
2.624% due 08/25/2034		429	400
5.500% due 03/25/2035		1,032	1,088
5.500% due 11/25/2035 ^		253	249
5.500% due 07/25/2037		1,541	1,391
5.750% due 07/25/2037 ^		23,637	22,835
6.000% due 02/25/2036		1,387	1,186
6.000% due 03/25/2036 ^		13	13
6.000% due 05/25/2036 ^		7,266	6,835
Countrywide Home Loan Reperforming Trust
0.495% due 06/25/2035		3,047	2,750
0.555% due 11/25/2034		82	75
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		25,941	27,740
Credit Suisse First Boston Mortgage Securities Corp.
0.458% due 05/15/2023 (a)		219,000	3,163
0.798% due 03/25/2032		121	115
2.188% due 06/25/2033		67	67
2.248% due 07/25/2033		18	18
2.472% due 08/25/2033		67	67
6.000% due 01/25/2036		3,618	2,725
6.500% due 04/25/2033		1	1
7.000% due 02/25/2034		424	460
Credit Suisse Mortgage Capital Certificates
0.405% due 02/27/2036		1,274	1,207
2.357% due 07/27/2037		4,042	3,080
2.648% due 02/26/2036		1,576	1,522
2.717% due 08/27/2046		5,677	5,603
5.383% due 02/15/2040		3,345	3,518
5.467% due 09/16/2039		2,027	2,126
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		1,724	1,527
7.000% due 08/25/2037		1,745	1,309
Deco UK PLC
0.718% due 01/27/2020	GBP	2,289	3,645
Deutsche ALT-A Securities, Inc.
0.255% due 08/25/2037		$1,780	1,310
0.305% due 03/25/2037 ^		1,597	1,114
0.365% due 08/25/2037		1,692	1,445
0.485% due 02/25/2036		11,810	8,341
1.823% due 08/25/2035 ^		655	531
Deutsche ALT-B Securities, Inc.
0.255% due 10/25/2036 ^		16	10
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.815% due 06/28/2047		514	514
Downey Savings & Loan Association Mortgage Loan Trust
0.413% due 08/19/2045		43	40
1.035% due 03/19/2046 ^		1,725	1,356
2.566% due 07/19/2044		678	680
EF Hutton Trust
9.950% due 10/20/2018		11	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMF-NL BV
1.202% due 07/17/2041	EUR	1,200	$1,373
EMF-NL Prime BV
1.002% due 04/17/2041		7,042	8,472
Eurosail PLC
1.702% due 10/17/2040		4,100	5,207
First Horizon Alternative Mortgage Securities Trust
2.197% due 09/25/2034		$654	646
2.210% due 04/25/2036		1,384	1,177
2.224% due 03/25/2035		81	65
2.239% due 09/25/2035		1,383	1,227
2.271% due 06/25/2036		1,608	1,260
2.331% due 01/25/2036		12,576	10,293
6.000% due 08/25/2036 ^		2,440	2,074
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		3,131	2,875
First Horizon Mortgage Pass-Through Trust
2.534% due 02/25/2034		760	763
2.564% due 10/25/2035		6,707	5,943
2.612% due 08/25/2035		672	638
First Republic Mortgage Loan Trust
0.504% due 11/15/2031		937	886
GMAC Commercial Mortgage Securities, Inc.
1.005% due 04/15/2034 (a)		1,654	0
GMAC Mortgage Corp. Loan Trust
2.879% due 06/25/2034		11	11
Granite Master Issuer PLC
0.749% due 12/20/2054	GBP	1,105	1,786
Granite Mortgages PLC
0.734% due 07/20/2043		$606	604
0.946% due 09/20/2044	GBP	181	293
Greenpoint Mortgage Funding Trust
0.375% due 06/25/2045		$22	20
0.425% due 11/25/2045		136	108
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033		98	96
GS Mortgage Securities Trust
5.374% due 05/17/2045		4,152	4,398
GSMPS Mortgage Loan Trust
0.505% due 03/25/2035		97	86
GSR Mortgage Loan Trust
1.864% due 03/25/2033		30	30
2.086% due 06/25/2034		619	622
2.216% due 06/25/2034		574	576
2.654% due 09/25/2035		445	452
2.660% due 09/25/2035		1,904	1,924
5.000% due 05/25/2037		507	467
5.002% due 11/25/2035		453	450
5.750% due 03/25/2036 ^		964	896
5.750% due 01/25/2037		2,147	2,123
6.000% due 03/25/2032		8	9
6.000% due 02/25/2036		5,287	4,716

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/25/2037	$3,063	$2,825
6.000% due 05/25/2037	1,280	1,218
6.500% due 09/25/2036	893	768
HarborView Mortgage Loan Trust
0.333% due 11/19/2036	314	260
0.333% due 07/19/2046	336	223
0.333% due 11/19/2046 ^	100	80
0.343% due 01/19/2038	10,790	9,291
0.373% due 05/19/2035	1,973	1,701
0.393% due 06/19/2035	141	124
0.393% due 03/19/2036	4,085	2,993
0.403% due 01/19/2036	2,691	1,898
0.423% due 03/19/2035	4,184	3,978
0.433% due 02/19/2036	2,106	1,651
0.463% due 11/19/2035	2,114	1,898
0.903% due 10/19/2035	1,170	1,024
0.965% due 12/19/2036 ^	6,214	5,144
0.973% due 11/19/2034	1,690	1,269
2.381% due 04/19/2034	21	21
2.482% due 05/19/2033	72	73
2.526% due 06/19/2045	4,982	3,322
2.714% due 07/19/2035	573	518
HomeBanc Mortgage Trust
2.283% due 04/25/2037 ^	15,403	9,281
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037	6,912	6,072
Impac CMB Trust
0.815% due 03/25/2035	367	342
Impac Secured Assets Trust
0.325% due 01/25/2037	11,803	10,089
0.505% due 05/25/2036	435	432
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	5	5
IndyMac Mortgage Loan Trust
0.295% due 04/25/2037	4,361	4,062
0.315% due 04/25/2037	1,052	934
0.345% due 09/25/2046	54	47
0.355% due 11/25/2046	747	522
0.395% due 06/25/2037	3,019	2,699
0.405% due 02/25/2037	2,700	1,632
0.455% due 07/25/2035	2,387	2,148
2.374% due 01/25/2036	988	833
2.455% due 01/25/2036	2,879	2,721
2.518% due 10/25/2034	2,841	2,729
2.544% due 12/25/2034	1,265	1,186
2.604% due 12/25/2036 ^	97	86
2.750% due 06/25/2037 ^	1,413	1,062
2.800% due 06/25/2036	1,722	1,339
2.822% due 03/25/2037 ^	6,060	5,641
4.334% due 05/25/2036 ^	6,776	5,910
4.579% due 08/25/2035	3,099	2,606
JPMorgan Alternative Loan Trust
0.295% due 03/25/2037	1,509	1,106
0.305% due 07/25/2036	4,355	4,328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.315% due 09/25/2036	$13,955	$12,225
3.247% due 05/25/2037 ^	3,112	2,400
5.500% due 11/25/2036 ^	1	1
5.691% due 05/26/2037	10,406	8,755
6.310% due 08/25/2036	3,000	2,428
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047	15,179	15,961
5.397% due 05/15/2045	53,396	56,925
JPMorgan Mortgage Trust
1.990% due 11/25/2033	30	30
2.550% due 04/25/2037 ^	129	117
2.583% due 07/25/2035	99	100
2.607% due 07/25/2035	85	88
2.646% due 02/25/2035	563	560
2.676% due 05/25/2034	284	283
2.718% due 02/25/2036	27	24
5.093% due 04/25/2036	765	727
5.269% due 11/25/2035	1,268	1,220
5.750% due 01/25/2036 ^	2,518	2,359
6.000% due 08/25/2037 ^	7,666	6,884
6.250% due 07/25/2036	3,166	2,820
6.500% due 01/25/2036	1,066	916
6.500% due 08/25/2036 ^	5,380	4,822
JPMorgan Resecuritization Trust
2.239% due 05/27/2037	4,337	4,208
2.396% due 06/27/2037	107	107
LB Commercial Mortgage Trust
6.056% due 07/15/2044	10,221	11,245
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	3,132	3,350
Lehman XS Trust
0.315% due 03/25/2047	3,121	2,391
0.355% due 08/25/2046	5,304	4,560
0.385% due 04/25/2046	6,291	4,822
0.415% due 02/25/2046	2,734	2,065
Luminent Mortgage Trust
0.325% due 12/25/2036	293	240
0.395% due 04/25/2036	5,510	3,788
MASTR Adjustable Rate Mortgages Trust
0.365% due 04/25/2046	754	584
0.365% due 05/25/2047	1,317	1,223
0.455% due 05/25/2047 ^	764	509
2.171% due 05/25/2034	499	496
2.406% due 05/25/2034	296	291
2.635% due 11/21/2034	168	172
MASTR Asset Securitization Trust
5.500% due 11/25/2017	7	8
5.500% due 09/25/2033	158	165
MASTR Reperforming Loan Trust
6.000% due 08/25/2034	880	899
MASTR Seasoned Securitization Trust
3.248% due 10/25/2032	42	42

30	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.854% due 11/15/2031		$240	$241
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.594% due 12/15/2030		420	403
Merrill Lynch Alternative Note Asset Trust
0.325% due 02/25/2037		1,386	1,299
0.335% due 04/25/2037		16,781	15,844
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		2,273	2,108
0.405% due 11/25/2035		1,898	1,856
0.405% due 08/25/2036		23	23
0.535% due 08/25/2035		4,400	4,111
0.815% due 06/25/2028		5	5
0.902% due 11/25/2029 (a)		6,303	143
1.155% due 10/25/2035		1,262	1,211
1.572% due 10/25/2035		317	314
2.127% due 02/25/2036		2,247	2,269
2.133% due 11/25/2035		1,252	1,249
2.220% due 02/25/2033		52	50
2.754% due 03/25/2036 ^		2,100	1,456
2.790% due 05/25/2033		8	9
Morgan Stanley Capital Trust
4.700% due 07/15/2056		3,911	3,915
5.447% due 02/12/2044		50	54
5.665% due 04/15/2049		79,279	86,215
5.773% due 04/12/2049		363	368
Morgan Stanley Mortgage Loan Trust
1.055% due 02/25/2036		546	475
2.125% due 06/25/2036		11,684	11,717
2.179% due 06/25/2036		102	98
2.318% due 08/25/2034		692	657
2.517% due 07/25/2035		633	586
2.545% due 07/25/2035		359	313
2.710% due 08/25/2034		78	78
2.983% due 11/25/2037		4,382	3,532
Morgan Stanley Re-REMIC Trust
5.991% due 08/12/2045		783	852
Mortgages PLC
1.020% due 10/31/2038	GBP	2,197	3,485
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035		$1,219	1,259
Newgate Funding PLC
0.684% due 12/15/2050	EUR	18,763	23,425
Nomura Asset Acceptance Corp.
0.575% due 04/25/2047		$12,767	8,724
2.432% due 10/25/2035		1,480	1,340
2.877% due 08/25/2035		1,192	1,166
Nomura Resecuritization Trust
2.672% due 12/26/2046		15,835	14,374
Prime Mortgage Trust
0.555% due 02/25/2034		8	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.655% due 02/25/2035		$2,475	$2,357
5.500% due 06/25/2036 ^		569	538
RBSGC Structured Trust
5.500% due 11/25/2035		30,485	27,108
RBSSP Resecuritization Trust
0.395% due 06/27/2036		9,319	5,621
0.395% due 08/27/2037		3,502	2,401
Residential Accredit Loans, Inc. Trust
0.295% due 01/25/2037		3,188	2,753
0.305% due 02/25/2047		12,557	7,402
0.335% due 05/25/2036		3,651	2,911
0.340% due 12/25/2036		233	175
0.405% due 02/25/2036 ^		566	387
0.405% due 08/25/2037		212	172
0.455% due 01/25/2035		209	203
0.455% due 08/25/2035		1,736	1,383
0.555% due 03/25/2033		64	64
0.555% due 11/25/2036 ^		818	515
0.555% due 10/25/2045		505	395
0.835% due 12/25/2033		288	270
3.022% due 03/25/2035 ^		1,466	1,233
3.194% due 02/25/2035		2,094	1,693
3.415% due 09/25/2035 ^		1,459	1,183
3.420% due 12/26/2034		774	677
3.566% due 12/25/2035		7,398	6,298
3.743% due 01/25/2036 ^		4,441	3,615
6.000% due 10/25/2034		7,414	7,804
6.000% due 06/25/2036		831	678
6.000% due 08/25/2036		1,125	909
6.500% due 09/25/2037 ^		893	702
Residential Asset Securitization Trust
0.505% due 10/25/2018		26	26
0.555% due 05/25/2033		34	34
0.555% due 01/25/2046 ^		3,004	1,644
0.605% due 02/25/2034		305	284
0.855% due 10/25/2035 ^		8,040	6,264
5.500% due 09/25/2035 ^		218	194
5.500% due 12/25/2035 ^		563	502
5.750% due 02/25/2036 ^		108	91
5.750% due 02/25/2036		2,008	1,698
6.000% due 07/25/2036		1,104	981
6.000% due 03/25/2037 ^		2,547	1,970
6.000% due 07/25/2037 ^		2,264	1,713
6.250% due 07/25/2036 ^		7,273	6,959
Residential Funding Mortgage Securities, Inc. Trust
2.956% due 09/25/2035 ^		42	35
3.223% due 02/25/2036 ^		1,449	1,305
3.291% due 09/25/2036 ^		106	81
5.500% due 11/25/2035		10,673	10,258
6.000% due 10/25/2036 ^		1,763	1,563
6.500% due 03/25/2032		46	48
RMAC Securities PLC
0.713% due 06/12/2044	GBP	1,301	2,014

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Capital Funding Trust
6.140% due 02/16/2051	$2,498	$2,695
6.241% due 12/16/2049	7,313	7,780
Salomon Brothers Mortgage Securities, Inc.
0.655% due 05/25/2032	151	143
Securitized Asset Sales, Inc.
0.573% due 11/26/2023	56	42
Sequoia Mortgage Trust
0.874% due 11/22/2024	147	147
2.664% due 09/20/2046	226	194
Sovereign Commercial Mortgage Securities Trust
6.022% due 07/22/2030	2,700	2,701
STRIPS Ltd.
5.000% due 03/24/2018	295	80
Structured Adjustable Rate Mortgage Loan Trust
0.375% due 06/25/2037	5,635	5,067
0.475% due 10/25/2035	10,665	9,184
1.518% due 01/25/2035	40	32
2.419% due 05/25/2034	746	749
2.437% due 07/25/2034	1,066	1,075
2.463% due 04/25/2034	153	153
2.464% due 09/25/2034	117	118
2.473% due 02/25/2034	58	59
2.500% due 01/25/2035	346	316
2.519% due 03/25/2034	38	39
2.530% due 08/25/2035	59	55
2.542% due 09/25/2036 ^	713	450
2.578% due 10/25/2036	1,145	877
4.800% due 04/25/2036 ^	1,374	1,076
4.883% due 11/25/2035	13,432	11,966
Structured Asset Mortgage Investments Trust
0.275% due 08/25/2036	493	389
0.315% due 09/25/2047	1,533	1,536
0.335% due 07/25/2046	6,127	5,023
0.345% due 07/25/2046	18,179	14,937
0.365% due 04/25/2036	536	402
0.365% due 08/25/2036	2,430	1,942
0.365% due 05/25/2046	384	294
0.375% due 05/25/2036	140	106
0.385% due 05/25/2045	117	108
0.403% due 07/19/2035	1,210	1,168
0.435% due 02/25/2036	817	658
0.443% due 07/19/2034	32	32
0.455% due 08/25/2036 ^	971	413
0.813% due 09/19/2032	7	7
0.853% due 03/19/2034	9	9
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.218% due 01/25/2032	131	128
2.346% due 06/25/2033	81	81
2.369% due 03/25/2033	101	101
2.516% due 02/25/2032	6	6
4.740% due 12/25/2034	75	77
5.682% due 03/25/2034	8,174	8,531

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035	$340	$324
5.500% due 09/25/2035	7,392	7,648
Thornburg Mortgage Securities Trust
1.405% due 06/25/2037	11,685	10,317
1.831% due 06/25/2037	53,958	52,286
2.082% due 10/25/2043	266	262
5.404% due 07/25/2036	9,719	9,805
TIAA Seasoned Commercial Mortgage Trust
5.573% due 08/15/2039	1,800	1,875
UBS-Citigroup Commercial Mortgage Trust
2.662% due 01/10/2045 (a)	41,493	4,367
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	1,963	2,100
5.749% due 07/15/2045	37,832	40,510
5.933% due 06/15/2049	53,685	58,155
6.140% due 02/15/2051	23,426	25,240
Wachovia Mortgage Loan Trust LLC
2.465% due 03/20/2037 ^	979	947
2.805% due 05/20/2036 ^	2,902	2,558
5.442% due 10/20/2035	4,536	4,544
WaMu Mortgage Pass-Through Certificates Trust
0.385% due 04/25/2045	1,478	1,420
0.415% due 11/25/2045	72	68
0.425% due 12/25/2045	17	17
0.445% due 07/25/2045	378	363
0.445% due 12/25/2045	1,240	1,139
0.465% due 01/25/2045	3,847	3,700
0.475% due 07/25/2045	21	20
0.515% due 11/25/2034	2,134	2,077
0.817% due 02/25/2047	405	337
0.845% due 01/25/2047	343	324
0.865% due 06/25/2047 ^	411	175
0.875% due 04/25/2047	108	98
0.925% due 12/25/2046	683	652
0.935% due 12/25/2046	4,680	3,918
0.995% due 10/25/2046	43,749	36,203
1.095% due 06/25/2046	1,874	1,820
1.115% due 02/25/2046	147	140
1.115% due 08/25/2046	5,105	4,533
1.315% due 11/25/2042	29	29
1.515% due 06/25/2042	772	752
1.515% due 08/25/2042	311	302
1.794% due 10/25/2036 ^	102	87
1.831% due 01/25/2037 ^	822	714
1.926% due 02/27/2034	398	395
2.049% due 12/25/2036 ^	447	396
2.100% due 05/25/2037	154	132
2.120% due 07/25/2037 ^	873	742
2.132% due 03/25/2037 ^	86,472	77,170
2.143% due 03/25/2033	143	144
2.176% due 05/25/2046	249	215
2.176% due 08/25/2046	13,949	13,193
2.176% due 09/25/2046	396	373

32	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.176% due 10/25/2046	$332	$313
2.176% due 11/25/2046	738	684
2.176% due 12/25/2046	847	827
2.187% due 02/25/2037 ^	613	517
2.226% due 09/25/2036 ^	1,198	1,099
2.273% due 12/25/2032	6,467	6,479
2.309% due 02/25/2037 ^	449	391
2.328% due 10/25/2035	10,715	10,476
2.332% due 03/25/2036	1,327	1,244
2.364% due 08/25/2035	1,642	1,649
2.374% due 01/25/2036	2,669	2,636
2.406% due 03/25/2034	10	10
2.406% due 03/25/2035	740	741
2.431% due 10/25/2034	646	651
2.442% due 09/25/2033	48	49
2.443% due 06/25/2033	289	294
2.449% due 06/25/2037	3,732	3,284
4.070% due 12/25/2036 ^	5,928	5,479
4.531% due 04/25/2037	69,629	65,637
6.075% due 10/25/2036 ^	2,441	2,094
Washington Mutual Mortgage Loan Trust
1.314% due 05/25/2041	2	2
Washington Mutual Mortgage Pass-Through Certificates Trust
0.855% due 01/25/2036 ^	9,275	7,196
0.885% due 04/25/2047	8,553	6,993
1.055% due 07/25/2046 ^	156	95
2.027% due 02/25/2033	21	21
2.399% due 06/25/2033	128	130
5.750% due 11/25/2035	2,292	2,051
5.750% due 01/25/2036 ^	8,357	7,512
6.000% due 10/25/2035 ^	1,175	898
Wells Fargo Alternative Loan Trust
0.505% due 06/25/2037 ^	5,666	3,846
6.000% due 07/25/2037	1,441	1,385
6.250% due 07/25/2037 ^	11,180	10,274
6.250% due 11/25/2037 ^	1,804	1,720
Wells Fargo Mortgage-Backed Securities Trust
2.595% due 10/25/2033	838	853
2.602% due 03/25/2035	2,951	2,993
2.610% due 04/25/2036 ^	3,568	3,510
2.612% due 02/25/2034	704	719
2.612% due 04/25/2036	14	14
2.612% due 07/25/2036 ^	5,470	5,369
2.613% due 05/25/2036 ^	955	904
2.614% due 03/25/2035	572	575
2.614% due 06/25/2035	471	477
2.615% due 09/25/2033	822	838
2.615% due 01/25/2035	279	281
2.615% due 06/25/2035	440	443
2.615% due 03/25/2036	1,810	1,816
2.615% due 04/25/2036	1,169	1,134
2.618% due 09/25/2034	1,919	1,663
2.619% due 12/25/2033	6	6
4.897% due 04/25/2035	82	83

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.594% due 04/25/2036	$492	$489
5.750% due 03/25/2037	42	41
6.000% due 03/25/2037 ^	4,364	4,291
6.000% due 04/25/2037	3,927	3,933
6.000% due 07/25/2037	1,993	1,961

Total Mortgage-Backed Securities (Cost $1,751,320)		1,932,567

ASSET-BACKED SECURITIES 10.2%
Access Group, Inc.
1.534% due 10/27/2025	3,937	3,962
Accredited Mortgage Loan Trust
0.285% due 02/25/2037	8,400	8,022
0.435% due 04/25/2036	10,500	8,852
0.610% due 09/25/2035	2,000	1,964
0.630% due 09/25/2035	1,800	1,652
0.640% due 09/25/2035	600	455
ACE Securities Corp.
0.215% due 10/25/2036	5	2
0.275% due 08/25/2036 ^	3,675	1,644
0.310% due 08/25/2036	24,306	20,956
0.315% due 08/25/2036 ^	1,971	889
0.355% due 12/25/2036	6,979	3,256
0.595% due 11/25/2035	3,000	2,400
0.645% due 08/25/2035	2,102	2,068
0.835% due 09/25/2035	1,800	1,461
1.130% due 11/25/2033	440	413
1.955% due 10/25/2032	1,819	1,783
Aegis Asset-Backed Securities Trust
0.595% due 06/25/2035	1,200	1,074
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	7,950	8,359
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.605% due 01/25/2036	7,900	7,232
0.625% due 10/25/2035	2,670	2,504
0.625% due 01/25/2036	11,921	9,846
0.655% due 09/25/2035	2,350	2,073
1.025% due 07/25/2034	749	670
1.175% due 10/25/2034	700	609
1.205% due 11/25/2034	2,367	2,242
1.280% due 11/25/2034	1,157	995
5.325% due 11/25/2035	96	97
Amortizing Residential Collateral Trust
0.735% due 07/25/2032	6	6
0.855% due 10/25/2031	851	771
Argent Securities Trust
0.265% due 09/25/2036	1,050	435
0.305% due 06/25/2036	4,629	1,793
0.305% due 07/25/2036	2,878	1,278
0.305% due 09/25/2036	1,239	515
0.315% due 05/25/2036	2,303	969
0.395% due 07/25/2036	2,651	1,191

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.425% due 05/25/2036		$5,451	$2,334
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.355% due 10/25/2035		8	8
0.475% due 01/25/2036		3,511	2,411
0.975% due 02/25/2034		1,764	1,644
Asset-Backed Funding Certificates Trust
0.265% due 01/25/2037		5,396	3,396
0.315% due 01/25/2037		2,593	1,644
0.830% due 06/25/2035		3,700	3,354
0.855% due 06/25/2034		859	809
1.205% due 03/25/2034		3,111	2,452
1.280% due 12/25/2032		1,013	979
Asset-Backed Securities Corp. Home Equity Loan Trust
0.585% due 11/25/2035		1,000	972
0.605% due 11/25/2035		1,200	1,057
0.705% due 09/25/2034		3	3
1.250% due 02/25/2035		1,398	1,142
Avoca CLO PLC
0.438% due 09/15/2021	EUR	396	498
Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036		$631	636
Bayview Financial Revolving Asset Trust
1.082% due 02/28/2040		231	187
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036		6	6
0.305% due 11/25/2036		8,098	5,915
0.315% due 08/25/2036		11,546	10,005
0.325% due 01/25/2037		2,604	2,212
0.355% due 12/25/2036		4,403	4,151
0.355% due 04/25/2037		5,538	4,942
0.395% due 06/25/2047		3,500	2,978
0.475% due 01/25/2047		2,300	2,087
0.555% due 09/25/2046		1,242	1,072
0.585% due 11/25/2035		2,700	2,621
0.635% due 11/25/2035		1,540	1,227
0.645% due 07/25/2035		2,601	2,554
0.645% due 09/25/2035		2,266	1,933
0.805% due 08/25/2035		6,443	6,109
0.835% due 10/25/2035		4,000	3,211
0.905% due 09/25/2035		1,442	1,385
1.115% due 04/25/2035		4,246	3,986
1.155% due 10/25/2037		935	880
1.155% due 11/25/2042		12	12
1.405% due 08/25/2037		19,757	18,186
5.500% due 08/25/2036		1,662	1,666
5.750% due 11/25/2034		2,048	2,037
6.500% due 10/25/2036		6,063	5,188
Belle Haven ABS CDO Ltd.
0.599% due 11/03/2044		24,145	11,979
0.639% due 11/03/2044		36,200	17,959
Berica Asset-Backed Security SRL
0.382% due 12/31/2055	EUR	8,116	10,189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BlackRock Senior Income
0.474% due 04/20/2019		$1,419	$1,405
Carrington Mortgage Loan Trust
0.205% due 12/25/2036		1	1
0.215% due 01/25/2037		852	671
0.305% due 05/25/2036		1,878	1,771
0.315% due 10/25/2036		2,084	1,235
0.395% due 06/25/2036		3,400	2,259
0.415% due 02/25/2037		5,885	4,231
0.615% due 06/25/2035		1,780	1,671
1.055% due 05/25/2034		3,131	2,887
Cavendish Square Funding PLC
0.475% due 02/11/2055	EUR	1,229	1,459
Centex Home Equity Loan Trust
0.455% due 06/25/2036		$3,750	2,891
Citigroup Mortgage Loan Trust, Inc.
0.215% due 07/25/2045		60	53
0.295% due 08/25/2036		8,249	6,418
0.315% due 09/25/2036		26,434	18,850
0.315% due 12/25/2036		3,918	2,353
0.395% due 10/25/2036		5,500	5,205
0.415% due 03/25/2036		2,648	1,804
0.555% due 11/25/2046		1,045	894
Citius Funding Ltd.
0.406% due 05/05/2046		476,386	65,360
Clavos Euro CDO Ltd.
0.781% due 04/18/2023	EUR	494	624
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		$15,823	17,624
Countrywide Asset-Backed Certificates
0.275% due 06/25/2047		1,590	1,572
0.285% due 06/25/2047		153	153
0.295% due 07/25/2037		10,800	8,529
0.295% due 08/25/2037		31,300	25,756
0.305% due 12/25/2036		12,965	12,024
0.305% due 01/25/2037		10,351	9,827
0.305% due 01/25/2045		1,499	1,475
0.305% due 10/25/2046		5,808	5,021
0.305% due 12/25/2046		11,015	9,763
0.305% due 06/25/2047		26,112	21,070
0.315% due 03/25/2037		10,144	8,970
0.315% due 01/25/2046		1,274	1,117
0.325% due 06/25/2047		3,449	3,078
0.335% due 06/25/2036		2,731	2,673
0.345% due 06/25/2047		20,200	17,335
0.375% due 06/25/2037		3,000	1,496
0.415% due 05/25/2036		552	552
0.435% due 09/25/2036		5,008	4,271
0.445% due 06/25/2036		5,000	4,088
0.445% due 08/25/2036		1,400	1,185
0.455% due 06/25/2036		4,600	3,815
0.465% due 09/25/2037		1,800	690
0.495% due 04/25/2036		8,100	7,432
0.495% due 12/25/2036 ^		551	330

34	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.505% due 04/25/2036		$7,255	$6,928
0.505% due 05/25/2036		11,452	11,071
0.635% due 12/25/2031		2	1
0.635% due 01/25/2036		5,100	4,287
0.635% due 05/25/2036		8,500	6,188
0.655% due 08/25/2047		13,202	12,994
0.675% due 12/25/2035		2,800	2,711
0.735% due 06/25/2035		4,375	3,810
0.755% due 07/25/2035		9,000	8,554
0.875% due 07/25/2034		2,200	2,082
1.010% due 08/25/2034		2,000	1,904
1.010% due 05/25/2036		5,000	4,259
1.155% due 02/25/2035		4,400	3,824
1.760% due 01/25/2034		2,466	2,315
4.603% due 04/25/2036		1,100	1,110
5.220% due 07/25/2036		1,100	1,069
5.251% due 12/25/2034		4,131	4,051
5.278% due 10/25/2046 ^		4,235	3,675
5.693% due 04/25/2047 ^		9,807	7,800
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		8	8
Credit-Based Asset Servicing and Securitization LLC
0.305% due 11/25/2036		1,613	930
0.495% due 07/25/2037		11,606	7,906
0.905% due 04/25/2036		3,039	2,632
4.139% due 03/25/2037 ^		13,031	8,345
4.149% due 01/25/2037 ^		1,765	986
4.537% due 04/25/2037		5	5
6.280% due 05/25/2035		2,119	2,125
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		325	336
7.790% due 05/25/2030 ^		820	817
Denver Arena Trust
6.940% due 11/15/2019		52	53
Eaton Vance CDO PLC
0.332% due 03/25/2026	EUR	6,058	7,517
Fairbanks Capital Mortgage Loan Trust
1.355% due 05/25/2028		$23	22
Faxtor ABS BV
0.479% due 11/02/2070	EUR	2,253	2,793
Fieldstone Mortgage Investment Trust
0.315% due 11/25/2036		$2,514	1,478
First Franklin Mortgage Loan Asset-Backed Certificates
0.980% due 05/25/2034		432	400
First Franklin Mortgage Loan Trust
0.295% due 09/25/2036		2,101	1,895
0.395% due 10/25/2036		3,223	2,330
0.515% due 10/25/2035		12,293	11,486
0.635% due 05/25/2035		2,399	2,227
0.635% due 12/25/2035		5,400	5,182
0.645% due 09/25/2035		4,200	3,938
0.980% due 01/25/2035		714	657
1.100% due 03/25/2035		2,900	2,451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.430% due 07/25/2034	$1,700	$1,474
First NLC Trust
0.225% due 08/25/2037	26	15
Fremont Home Loan Trust
0.285% due 11/25/2036	7,543	3,723
0.305% due 10/25/2036	1,617	858
0.305% due 01/25/2037	2,289	1,155
0.395% due 02/25/2037	6,200	3,717
0.405% due 05/25/2036	12,751	7,657
Galaxy CLO Ltd.
0.474% due 04/25/2019	1,176	1,172
GSAA Home Equity Trust
0.435% due 07/25/2037	31,412	12,422
0.605% due 08/25/2037	1,812	1,631
4.999% due 09/25/2035	574	587
5.995% due 03/25/2046 ^	5,117	3,984
GSAMP Trust
0.205% due 12/25/2046	1,930	1,135
0.255% due 12/25/2046	5,823	3,446
0.305% due 08/25/2036	2,757	2,107
0.305% due 12/25/2046	3,486	2,077
0.385% due 12/25/2046	871	525
0.395% due 08/25/2036	1,838	1,421
0.415% due 06/25/2036	7,462	4,681
0.425% due 04/25/2036	3,600	2,238
1.025% due 11/25/2034	2,903	2,692
Home Equity Asset Trust
0.435% due 08/25/2036	5,900	5,020
0.645% due 12/25/2035	200	179
1.855% due 05/25/2033	5,937	5,675
Home Equity Loan Trust
0.495% due 04/25/2037	3,000	1,832
Home Equity Mortgage Trust
5.867% due 07/25/2036 ^	309	168
HSI Asset Securitization Corp. Trust
0.205% due 10/25/2036	42	23
0.265% due 12/25/2036	5,598	2,754
0.325% due 12/25/2036	1,457	719
0.335% due 04/25/2037	26,300	19,442
0.345% due 01/25/2037	2,500	1,555
0.375% due 12/25/2036	11,980	5,923
Huntington CDO Ltd.
0.508% due 11/05/2040	29,557	27,961
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.315% due 07/25/2037	4,464	2,730
0.355% due 07/25/2037	6,566	4,040
0.395% due 04/25/2047	3,500	2,025
ING Investment Management CLO Ltd.
0.483% due 12/13/2020	2,206	2,187
Inwood Park CDO Ltd.
0.459% due 01/20/2021	4,115	4,105

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IXIS Real Estate Capital Trust
0.385% due 01/25/2037	$5,900	$3,256
JPMorgan Mortgage Acquisition Corp.
0.345% due 05/25/2035	1,849	1,821
JPMorgan Mortgage Acquisition Trust
0.215% due 03/25/2047	120	117
0.235% due 08/25/2036	3	2
0.265% due 08/25/2036	65	36
0.295% due 10/25/2036	14,500	13,059
0.305% due 07/25/2036	2,537	1,308
0.315% due 07/25/2036 ^	2,331	1,260
0.345% due 03/25/2047	5,800	3,163
0.395% due 05/25/2036	5,800	4,891
0.415% due 05/25/2037	1,400	1,086
6.130% due 07/25/2036 ^	1,855	1,146
L2L Education Loan Trust
0.494% due 06/15/2031	8,400	7,703
Landmark CDO Ltd.
0.509% due 07/15/2018	1,275	1,276
Lehman XS Trust
0.305% due 04/25/2037 ^	90	66
0.325% due 01/25/2037	3,829	3,226
0.415% due 05/25/2046 ^	45,906	20,057
Long Beach Mortgage Loan Trust
0.455% due 02/25/2036	2,890	1,873
0.495% due 01/25/2046	5,000	4,191
0.715% due 10/25/2034	631	578
1.055% due 06/25/2035	1,800	1,671
1.085% due 04/25/2035	1,097	1,056
1.955% due 07/25/2032 ^	274	242
MASTR Asset-Backed Securities Trust
0.205% due 11/25/2036	90	42
0.305% due 08/25/2036	1,480	802
0.325% due 10/25/2036	8,284	7,129
0.365% due 05/25/2037	3,930	2,910
0.395% due 03/25/2036	5,159	2,878
0.395% due 10/25/2036	1,700	1,071
0.415% due 06/25/2036	14,451	8,067
0.655% due 10/25/2035	1,188	831
Merit Securities Corp.
6.690% due 07/28/2033	765	791
Meritage Mortgage Loan Trust
0.905% due 11/25/2035	834	798
Merrill Lynch Mortgage Investors Trust
0.225% due 04/25/2047	3,531	2,030
0.265% due 03/25/2037	263	231
0.265% due 08/25/2037	3,463	2,010
0.305% due 08/25/2037	20,893	12,214
0.355% due 01/25/2037	3,432	3,287
0.655% due 06/25/2036	901	834
4.679% due 02/25/2037 ^	1,875	438
Morgan Stanley ABS Capital, Inc. Trust
0.215% due 12/25/2036	5,935	3,262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.265% due 03/25/2037	$2,288	$1,337
0.295% due 11/25/2036	15,412	11,004
0.305% due 09/25/2036	13,821	7,978
0.305% due 10/25/2036	32,000	22,215
0.305% due 11/25/2036	5,175	3,449
0.305% due 12/25/2036	1,313	729
0.315% due 09/25/2036	1,981	1,269
0.375% due 11/25/2036	8,333	6,013
0.385% due 09/25/2036	1,981	1,284
0.385% due 02/25/2037	3,427	1,845
0.395% due 06/25/2036	1,986	1,500
0.405% due 08/25/2036	200	133
0.405% due 03/25/2037	24,533	14,577
0.495% due 03/25/2037	3,635	2,183
0.515% due 02/25/2037	4,569	2,511
0.955% due 07/25/2037	263	250
1.070% due 03/25/2035	1,100	929
1.145% due 06/25/2035	6,600	5,976
1.205% due 09/25/2033	2,017	1,924
1.205% due 06/25/2035	4,000	3,032
Morgan Stanley Capital, Inc. Trust
0.445% due 01/25/2036	37,200	33,315
Morgan Stanley Dean Witter Capital, Inc. Trust
1.430% due 09/25/2032	6,846	6,765
Morgan Stanley Home Equity Loan Trust
0.255% due 12/25/2036	2,383	1,472
0.505% due 04/25/2037	2,447	1,622
Morgan Stanley IXIS Real Estate Capital Trust
0.205% due 11/25/2036	2	1
Mountain View Funding CLO Ltd.
0.494% due 04/15/2019	1,385	1,378
MSIM Peconic Bay Ltd.
0.514% due 07/20/2019	648	649
National Collegiate Student Loan Trust
0.415% due 02/26/2029	3,000	2,771
New Century Home Equity Loan Trust
0.665% due 09/25/2035	3,400	2,980
3.155% due 01/25/2033	1,125	981
Newcastle CDO Ltd.
0.576% due 12/24/2039	16,294	15,887
Nomura Home Equity Loan, Inc.
0.485% due 10/25/2036	5,852	2,488
0.555% due 02/25/2037	635	283
North Carolina State Education Assistance Authority
0.955% due 07/25/2039	1,583	1,593
NovaStar Mortgage Funding Trust
0.275% due 11/25/2036	1,793	834
0.305% due 09/25/2036	6,078	3,496
0.325% due 11/25/2036	11,743	5,511
0.365% due 01/25/2037	4,458	2,207
0.405% due 10/25/2036	2,022	1,052
OHA Intrepid Leveraged Loan Fund Ltd.
1.154% due 04/20/2021	2,348	2,340

36	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.535% due 12/25/2035	$9,000	$7,670
5.675% due 12/25/2035	3,093	3,233
Option One Mortgage Loan Trust
0.285% due 07/25/2037	1,679	1,003
0.295% due 01/25/2037	10,211	6,021
0.335% due 04/25/2037	1,651	998
0.375% due 01/25/2037	1,445	860
0.395% due 04/25/2037	1,768	987
0.405% due 03/25/2037	912	533
0.405% due 07/25/2037	2,273	1,373
Option One Mortgage Loan Trust Asset-Backed Certificates
0.345% due 01/25/2036	838	814
Ownit Mortgage Loan Trust
0.305% due 05/25/2037	3,540	2,352
3.384% due 12/25/2036	1,153	540
Panhandle-Plains Higher Education Authority, Inc.
1.365% due 10/01/2035	6,706	6,809
Park Place Securities, Inc.
0.415% due 09/25/2035	29	29
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.625% due 09/25/2035	1,400	1,279
0.685% due 07/25/2035	3,800	3,302
0.875% due 03/25/2035	1,000	913
0.985% due 01/25/2036	1,000	906
People’s Financial Realty Mortgage Securities Trust
0.295% due 09/25/2036	3,190	1,301
RAAC Trust
0.455% due 06/25/2044	1,127	991
0.495% due 08/25/2036	3,510	3,109
0.835% due 05/25/2044	6,124	5,530
1.905% due 06/25/2035	4,300	4,184
Renaissance Home Equity Loan Trust
0.655% due 12/25/2033	28	28
4.241% due 09/25/2037	7,571	6,342
5.612% due 04/25/2037	3,994	2,301
Residential Asset Mortgage Products Trust
0.315% due 12/25/2036	907	888
0.345% due 02/25/2036	4,605	4,501
0.355% due 03/25/2036	5,778	5,657
0.455% due 03/25/2036	12,900	10,415
0.655% due 09/25/2035	460	405
0.715% due 06/25/2032	7	7
Residential Asset Securities Corp. Trust
0.305% due 07/25/2036	16,668	15,215
0.305% due 08/25/2036	2,720	2,605
0.305% due 09/25/2036	767	747
0.305% due 01/25/2037	1,720	1,621
0.315% due 11/25/2036	3,823	3,278
0.325% due 11/25/2036	1,629	1,443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.335% due 04/25/2036		$2,205	$2,065
0.405% due 08/25/2036		6,600	5,555
0.405% due 04/25/2037		15,500	13,646
0.425% due 04/25/2036		947	913
0.425% due 07/25/2036		3,000	1,584
0.425% due 05/25/2037		800	722
0.495% due 11/25/2035		3,405	3,093
0.525% due 03/25/2036		252	221
0.575% due 10/25/2035		1,000	843
0.595% due 11/25/2035		3,300	2,910
0.615% due 09/25/2035		12,200	11,055
0.830% due 02/25/2035		2,092	1,950
0.845% due 08/25/2035		2,000	1,626
0.980% due 07/25/2034		883	793
0.995% due 12/25/2034		1,772	1,703
5.510% due 04/25/2033		4,101	4,363
6.228% due 04/25/2032		332	340
7.279% due 04/25/2032		631	656
Restructured Asset-Backed Securities Trust
4.000% due 12/15/2030		293	293
SACO, Inc.
0.555% due 04/25/2035		6	5
Saxon Asset Securities Trust
0.325% due 10/25/2046		4,184	3,490
0.950% due 03/25/2035		1,971	1,807
Securitized Asset-Backed Receivables LLC Trust
0.405% due 03/25/2036		4,000	2,356
0.445% due 11/25/2035		15,392	14,157
0.920% due 02/25/2034		2,861	2,710
SG Mortgage Securities Trust
0.305% due 10/25/2036		5,100	2,734
0.335% due 02/25/2036		1,279	860
0.365% due 10/25/2036		2,300	1,240
0.425% due 02/25/2036		7,689	4,721
Sierra Madre Funding Ltd.
0.536% due 09/07/2039		83,860	66,040
0.556% due 09/07/2039		195,541	153,988
SLM Private Education Loan Trust
3.404% due 05/16/2044		3,046	3,238
SLM Student Loan Trust
0.234% due 07/25/2017		287	286
0.344% due 12/15/2023	EUR	12,802	16,007
0.354% due 09/15/2021		764	964
1.534% due 01/25/2018		$2,848	2,866
1.734% due 04/25/2023		14,420	14,959
Soundview Home Loan Trust
0.215% due 11/25/2036		149	61
0.265% due 02/25/2037		5,873	2,909
0.335% due 05/25/2036		8,213	7,690
0.355% due 01/25/2037		24,980	19,942
0.415% due 02/25/2037		3,593	1,820
0.435% due 10/25/2036		6,761	5,564
0.505% due 03/25/2036		5,400	4,428
1.105% due 09/25/2037		6,005	4,933

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.105% due 10/25/2037	$12,365	$8,487
Specialty Underwriting & Residential Finance Trust
0.275% due 03/25/2037	1,657	893
0.305% due 09/25/2037	6,700	3,216
0.455% due 12/25/2036	8,000	6,268
Structured Asset Investment Loan Trust
0.305% due 09/25/2036	2,654	2,141
0.315% due 05/25/2036	1,083	810
0.515% due 10/25/2035	15,657	15,401
0.860% due 03/25/2034	85	79
0.875% due 02/25/2035	1,900	1,808
1.055% due 09/25/2034	1,523	1,465
1.055% due 01/25/2035	4,838	4,783
1.085% due 01/25/2035	7,500	6,272
1.130% due 01/25/2035	1,713	635
1.280% due 07/25/2033	3,535	3,386
1.280% due 01/25/2035	606	65
1.535% due 04/25/2033	424	375
1.730% due 01/25/2035	684	37
1.880% due 01/25/2035 ^	912	18
Structured Asset Securities Corp.
0.815% due 02/25/2035	3,488	3,237
Structured Asset Securities Corp. Mortgage Loan Trust
0.255% due 01/25/2037	210	209
0.325% due 12/25/2036	7,100	5,947
0.475% due 05/25/2037	3,799	3,460
0.495% due 02/25/2036	2,618	2,220
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.735% due 01/25/2033	6	6
Structured Asset Securities Corp. Trust
0.615% due 09/25/2035	11,700	8,089
Talon Funding Ltd.
0.724% due 06/05/2035	4,709	3,172
Terwin Mortgage Trust
1.095% due 12/25/2034	84	82
4.761% due 09/25/2036	337	352
4.849% due 08/25/2036	305	316
Triaxx Prime CDO Ltd.
0.417% due 10/02/2039	78,631	70,965
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036	2,647	1,364
0.395% due 05/25/2036	3,227	2,251
Wells Fargo Home Equity Asset-Backed Securities Trust
0.415% due 05/25/2036	2,000	1,777
0.615% due 11/25/2035	1,400	1,312
0.785% due 11/25/2035	3,000	2,659
1.205% due 08/25/2035	3,600	3,275

Total Asset-Backed Securities (Cost $1,540,913)		1,814,149

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 20.6%
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	200	$209
3.875% due 04/07/2015	EUR	3,100	3,967
4.300% due 11/15/2016		200	268
4.750% due 06/04/2018		600	834
4.950% due 02/11/2020		300	425
Autonomous Community of Valencia
3.250% due 07/06/2015		700	900
4.375% due 07/16/2015		700	910
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2015	BRL	466,000	180,383
0.000% due 07/01/2015		250,000	94,093
0.000% due 10/01/2015		1,323,000	482,819
0.000% due 10/01/2016		413,000	133,452
0.000% due 01/01/2017		1,091,300	342,464
0.000% due 07/01/2017		969,000	286,729
Export-Import Bank of Korea
1.085% due 09/17/2016		$3,900	3,940
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	62,600	80,290
2.250% due 05/15/2016		40,200	52,325
2.250% due 04/22/2017 (c)		8,603	11,320
2.750% due 12/01/2015		254,600	330,935
3.750% due 08/01/2015		14,200	18,455
4.750% due 09/15/2016		309,000	423,056
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		57,600	72,463
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,700	2,798
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	157,948	12,581
4.000% due 11/08/2046 (c)		142,412	11,502
9.500% due 12/18/2014		1,954,550	147,666
New Zealand Government Bond
2.000% due 09/20/2025 (c)	NZD	16,446	12,410
3.000% due 09/20/2030 (c)		4,380	3,593
Republic of Greece Government Bond
3.930% due 03/30/2016 (e)	EUR	8,000	9,653
Slovenia Government International Bond
2.750% due 03/17/2015		19,200	24,553
4.700% due 11/01/2016		74,800	102,027
Spain Government International Bond
2.100% due 04/30/2017		100,300	132,047
3.150% due 01/31/2016		117,100	153,664
3.250% due 04/30/2016		20,300	26,849
3.300% due 07/30/2016		302,300	402,839
4.250% due 10/31/2016		61,800	84,406

Total Sovereign Issues (Cost $3,922,610)			3,646,825

38	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% (d)		2,500	$3,007

Total Convertible Preferred Securities (Cost $3,009)			3,007

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		588,900	15,884

Total Preferred Securities (Cost $15,724)			15,884

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.1%

CERTIFICATES OF DEPOSIT 4.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015		$55,250	55,253
Bank of Nova Scotia
0.000% due 02/10/2015	CAD	68,400	60,812
Credit Suisse
0.555% due 08/24/2015		$353,000	352,919
Natixis
0.574% due 05/11/2015		50,000	50,007
Royal Bank of Canada
1.370% due 05/07/2015	CAD	221,000	197,451
Sumitomo Mitsui Banking Corp.
0.554% due 04/29/2016		$71,800	71,805

			788,247

COMMERCIAL PAPER 1.1%
Glencore Funding LLC
0.690% due 10/03/2014		61,200	61,198
0.690% due 10/06/2014		120,000	119,988
Vodafone Group PLC
0.600% due 06/29/2015		17,600	17,536

			198,722

REPURCHASE AGREEMENTS (f) 0.0%
			1,532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 2.5%
1.971% due 10/17/2014 - 02/06/2015 (b)	EUR	347,100	$437,467

MEXICO TREASURY BILLS 2.7%
3.050% due 10/16/2014 - 03/19/2015 (b)	MXN	6,362,780	470,721

SLOVENIA TREASURY BILLS 0.1%
0.742% due 10/16/2014 - 04/09/2015 (b)	EUR	13,300	16,790

U.S. TREASURY BILLS 0.2%
0.032% due 02/12/2015 -04/02/2015 (b)(h)(k)		$42,730	42,725

Total Short-Term Instruments (Cost $2,007,427)			1,956,204

Total Investments in Securities (Cost $15,321,169)			15,544,025

		SHARES
INVESTMENTS IN AFFILIATES 13.6%

SHORT-TERM INSTRUMENTS 13.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.6%
PIMCO Short-Term Floating NAV Portfolio III		241,191,146	2,409,741

Total Short-Term Instruments (Cost $2,409,749)			2,409,741

Total Investments in Affiliates (Cost $2,409,749)			2,409,741

Total Investments 101.3% (Cost $17,730,918)			$17,953,766

Financial Derivative Instruments (g)(j) 2.7% (Cost or Premiums, net $(95,983))			485,345

Other Assets and Liabilities, net (4.0%)			(711,709)

Net Assets 100.0%			$17,727,402

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$30,000	$29,965	0.17%
Republic of Greece Government Bond	3.930%	03/30/2016	06/17/2014	10,487	9,653	0.05%

				$40,487	$39,618	0.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$1,532	U.S. Treasury Notes 8.125% due 08/15/2021	$(1,568)	$1,532	$1,532

Total Repurchase Agreements						$(1,568)	$1,532	$1,532

(1)	Includes accrued interest.

As of September 30, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $10,117 at a weighted average interest rate of 0.041%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,532	$0	$0	$0	$1,532	$(1,568)	$(36)

Master Securities Forward Transaction Agreement
JPS	0	0	0	0	0	(10)	(10)
NOM	0	0	0	0	0	(10)	(10)

Total Borrowings and Other Financing Transactions	$1,532	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,890.000	10/18/2014	8,061	$(13,633)	$(5,437)
Call - CBOE S&P 500 Index	2,025.000	10/18/2014	8,061	(12,045)	(1,932)

				$(25,678)	$(7,369)

Total Written Options				$(25,678)	$(7,369)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	9,604	$(5,388)	$0	$(240)
90-Day Eurodollar June Futures	Long	06/2016	12,551	(7,848)	0	(628)
90-Day Eurodollar March Futures	Long	03/2016	36,963	(24,047)	0	(1,848)

Total Futures Contracts				$(37,283)	$0	$(2,716)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$	41,580	$2,895	$(314)	$252	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019		221,364	13,499	(4,764)	1,348	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		503,900	8,212	(1,052)	575	0

					$24,606	$(6,130)	$2,175	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.550%	09/04/2024	$	125,300	$875	$1,250	$175	$0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		1,058,700	(25,869)	2,786	1,586	0
Receive	3-Month USD-LIBOR	2.750%	12/17/2024		352,200	(690)	424	523	0
Receive	6-Month GBP-LIBOR	2.050%	09/23/2019	GBP	310,800	(1,335)	(534)	0	(856)
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	343,000	569	(62)	55	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		468,800	295	(40)	82	0
Pay	28-Day MXN-TIIE	7.650%	05/30/2024		4,165,000	262	294	0	(76)
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		1,997,000	(2,257)	(1,748)	300	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		531,000	(1,350)	(1,280)	61	0

						$(29,500)	$1,090	$2,782	$(932)

Total Swap Agreements						$(4,894)	$(5,040)	$4,957	$(932)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(h)	Securities with an aggregate market value of $337,698 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(i)	Securities with an aggregate market value of $103,249 and cash of $2,732 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$4,957	$4,957	$(7,369)	$ (2,716)	$ (932)	$ (11,017)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2014	BRL	305,421	$	125,334	$ 711	$ (153)
	10/2014	CAD	25,243		22,912	381	0
	10/2014	EUR	14,623		19,046	577	0
	10/2014	NZD	18,049		15,004	915	0
	10/2014	$	132,596	BRL	305,421	0	(7,820)
	10/2014		2,170	EUR	1,675	0	(53)
	11/2014	EUR	325,717	$	433,205	21,669	0
	12/2014	$	1,382	MXN	18,112	0	(41)

42	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2015	MXN	424,982	$	31,908	$ 620	$ 0
	05/2015	CAD	218,030		198,633	4,948	0
	06/2015	EUR	141,385		192,231	13,236	0
	06/2015	$	20,168	EUR	15,433	0	(629)
	06/2016	EUR	475,695	$	651,140	41,952	0
	06/2016	$	26,424	EUR	19,565	0	(1,370)
BPS	10/2014	EUR	3,711	$	4,895	208	0
	10/2014	$	212,762	EUR	164,952	0	(4,419)
	12/2014	MXN	306,080	$	23,023	352	0
	12/2014	$	631,854	MXN	8,311,720	0	(16,218)
	02/2015	MXN	717,053	$	54,065	1,176	0
	04/2015	BRL	164,418		67,426	3,417	0
	06/2015	EUR	57,727		78,289	5,206	0
	06/2015	$	70,622	EUR	52,638	0	(3,982)
	07/2015	BRL	3,033	$	1,254	101	0
	10/2015		964,000		384,554	27,259	0
	01/2017		252,000		91,586	8,066	0
	07/2017		418,000		143,495	9,868	0
BRC	10/2014	EUR	24,304		32,023	1,326	0
	10/2014	$	1,539,846	EUR	1,189,222	0	(37,799)
	10/2014		6,025	TRY	13,267	0	(219)
	12/2014		2,094	MXN	27,860	0	(30)
	06/2015	EUR	80,553	$	109,440	7,459	0
	06/2015	$	112,504	EUR	84,284	0	(5,799)
	06/2016	EUR	79,862	$	109,814	7,496	0
CBK	10/2014		56,668		72,822	1,247	0
	10/2014	$	12,013	AUD	13,539	0	(159)
	10/2014		1,679,893	EUR	1,319,516	0	(13,278)
	11/2014	AUD	13,539	$	11,985	158	0
	11/2014	EUR	1,107,668		1,405,823	6,484	0
	11/2014	GBP	2,247		3,641	0	(1)
	12/2014	MXN	1,677,524		127,435	3,183	0
	12/2014	$	87,154	MXN	1,146,076	0	(2,266)
	02/2015	CAD	69,116	$	63,096	1,575	0
	06/2015	EUR	81,580		111,520	8,239	0
	06/2015	$	58,819	EUR	44,460	0	(2,532)
DUB	10/2014	EUR	75,667	$	98,061	2,490	0
	10/2014	JPY	4,845,800		45,407	1,224	0
	12/2014	$	117,688	MXN	1,544,070	0	(3,321)
	06/2015		96,208	EUR	73,990	0	(2,536)
	07/2015	BRL	31,702	$	13,100	1,050	0
	10/2015		185,000		70,881	2,313	0
	02/2016	EUR	85,591		115,180	6,116	0
	06/2016		41,642		57,016	3,693	0
	06/2016	$	57,988	EUR	42,993	3	(2,937)
	10/2016	JPY	14,171,622	$	200,296	68,278	0
FBF	10/2014		23,523,659		226,411	11,926	0
	11/2014	BRL	77,804		32,940	1,435	0
	11/2014	$	40,520	BRL	95,911	0	(1,683)
	12/2014	MXN	493,350	$	37,264	722	0
	12/2014	$	2,731	MXN	35,947	0	(69)
	04/2015	BRL	2,079	$	848	39	0
	06/2015	EUR	116,722		158,425	10,654	0
	07/2015	BRL	650		267	20	0
GLM	10/2014	EUR	2,578,304		3,403,341	146,813	0
	10/2014	MXN	960,845		73,139	1,712	0
	10/2014	$	434	EUR	337	0	(9)
	10/2014		1,084	MXN	14,245	0	(25)
	11/2014	MXN	281,365	$	21,378	489	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2014	MXN	456,021	$	34,495	$ 711	$ 0
	12/2014	$	127,440	MXN	1,704,038	0	(1,224)
	06/2015		152,478	EUR	114,663	0	(7,314)
	07/2015	BRL	176,623	$	72,809	5,675	0
HUS	10/2014	$	3,272	JPY	350,400	0	(77)
	11/2014	BRL	76,265	$	32,350	1,468	0
	11/2014	$	1,086	EUR	852	0	(10)
JPM	10/2014	RUB	2,213,729	$	59,390	3,563	0
	10/2014	TRY	13,267		6,109	302	0
	10/2014	$	6,724	EUR	5,180	0	(182)
	10/2014		150,552	GBP	92,239	0	(1,019)
	11/2014	BRL	87,713	$	37,080	1,563	0
	11/2014	GBP	92,239		150,513	1,022	0
	04/2015	BRL	136,000		57,445	4,498	0
	07/2015		38,000		15,637	1,193	0
MSB	10/2014		905,024		369,247	0	(490)
	10/2014	GBP	92,239		152,981	3,447	0
	10/2014	$	383,826	BRL	905,024	0	(14,089)
	10/2014		177,005	EUR	139,288	0	(1,077)
	11/2014	BRL	857,319	$	359,192	12,042	0
	11/2014	EUR	139,288		177,041	1,076	0
	11/2014	$	37,080	BRL	87,758	0	(1,545)
	04/2015	BRL	163,503	$	67,034	3,381	0
	06/2015	EUR	115,470		158,290	12,103	0
	06/2016		110,977		152,631	10,523	0
	01/2017	BRL	195,000		70,793	6,165	0
NAB	06/2015	EUR	152,947		207,668	14,036	0
	06/2016		236,795		325,157	21,855	0
	07/2016		169,279		229,643	12,508	0
RBC	10/2014	$	310	EUR	240	0	(7)
	12/2014	MXN	3,504,685	$	266,516	6,812	0
SOG	10/2014	AUD	13,539		12,556	703	0
	10/2014	$	58,844	RUB	2,213,729	0	(3,017)
	12/2014		62,500	MXN	818,831	0	(1,850)
UAG	10/2014	BRL	1,186,887	$	519,385	34,496	0
	10/2014	EUR	68,811		89,899	2,987	0
	10/2014	$	484,246	BRL	1,186,887	643	0
	10/2014		257,292	JPY	28,019,059	0	(1,818)
	10/2014		14,271	NZD	18,048	0	(182)
	11/2014	JPY	28,019,060	$	257,353	1,823	0
	11/2014	NZD	18,048		14,225	182	0
	11/2014	$	72,470	BRL	170,925	0	(3,258)
	12/2014		63,938	MXN	854,379	0	(655)
	06/2015		57,354	EUR	43,519	0	(2,258)
	10/2015	BRL	174,000	$	69,267	4,776	0
	01/2017		170,000		61,195	4,852	0
	07/2017		551,000		192,800	16,655	0

Total Forward Foreign Currency Contracts						$ 627,866	$ (147,420)

44	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date		Notional Amount	Cost	Market Value
GST	Put - OTC S&P 500 Index	1,890.000	10/17/2014	$	518	$2,398	$3,479
	Call - OTC S&P 500 Index	2,025.000	10/17/2014		806	9,284	1,919
JPM	Put - OTC S&P 500 Index	1,890.000	10/17/2014		288	1,769	1,769

						$13,451	$7,167

Total Purchased Options						$13,451	$7,167

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$		123,800	$(226)	$(109)
CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014			123,300	(234)	(136)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.800%	11/19/2014		EUR	307,000	(403)	(347)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	11/19/2014			306,900	(280)	(243)
GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014			188,900	(460)	(276)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014			562,400	(1,274)	(502)
JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014	$		122,500	(202)	(135)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		EUR	182,000	(320)	(162)

								$(3,399)	$(1,910)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	12,400	$(692)	$(355)
BPS	Put - OTC USD versus JPY		99.000	11/10/2014		213,700	(280)	(17)
BRC	Put - OTC USD versus JPY		99.000	02/23/2015		208,600	(1,337)	(352)
DUB	Put - OTC AUD versus USD	$	0.855	10/30/2014	AUD	61,683	(241)	(241)
GLM	Call - OTC USD versus MXN	MXN	14.250	06/12/2015	$	158,800	(2,652)	(3,520)
MSB	Call - OTC USD versus MXN		14.100	06/11/2015		163,000	(3,146)	(4,017)
UAG	Put - OTC USD versus JPY	JPY	100.000	12/08/2014		184,600	(291)	(78)

							$(8,639)	$(8,580)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	306,800	$(8,222)	$(2,610)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		2,457,700	(30,521)	(4,431)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	10/14/2014		1,039,700	(1,560)	(46)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	10/14/2014		1,039,700	(3,353)	(1,262)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	12/02/2014	$	247,100	$(519)	$(128)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	12/02/2014		247,100	(1,114)	(1,323)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015	EUR	45,100	(117)	(136)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		45,100	(374)	(249)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	10/14/2014	$	1,117,700	(1,551)	(14)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/14/2014		1,117,700	(4,024)	(2,239)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		308,200	(8,260)	(2,622)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.430%	12/09/2014	EUR	628,400	(671)	(983)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650%	12/09/2014		628,400	(895)	(513)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	11/17/2014	$	370,600	(704)	(134)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		370,600	(1,269)	(1,524)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	10/14/2014		1,219,100	(1,432)	(54)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	10/14/2014		1,219,100	(4,511)	(1,480)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		612,800	(7,526)	(4,416)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	12/11/2014	EUR	637,200	(1,317)	(1,351)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.500%	12/11/2014		637,200	(2,675)	(939)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	870,300	(16,536)	(13,809)

								$(97,151)	$(40,263)

Total Written Options								$(109,189)	$(50,753)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	21,495	$14,654,700	AUD	0	BRL	0	EUR	938,000	GBP	0	JPY	0	$(174,320)
Sales	78,908	20,219,278		61,683		2,182		4,433,832		937,200		146,570	(306,125)
Closing Buys	(84,281)	(2,267,678)		0		(1,343)		(50,332)		0		0	271,416
Expirations	0	(18,148,200)		0		(839)		(742,200)		(626,400)		(146,570)	71,944
Exercised	0	(603,200)		0		0		(410,700)		(310,800)		0	2,218

Balance at End of Period	16,122	$13,854,900	AUD	61,683	BRL	0	EUR	4,168,600	GBP	0	JPY	0	$(134,867)

46	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
JPM	CenturyLink, Inc.	(1.000%	)	09/20/2019	1.950%	$	5,000	$198	$20	$218	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%	$	21,800	$393	$(44)	$349	$0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%		16,600	306	67	373	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.556%		16,700	488	(128)	360	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2023	0.960%		3,000	(115)	125	10	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		13,300	(186)	205	19	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		20,700	(994)	611	0	(383)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		25,300	(911)	329	0	(582)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	0.931%		5,000	31	(1)	30	0
	China Government International Bond	1.000%	12/20/2018	0.667%		45,000	733	(108)	625	0
	China Government International Bond	1.000%	03/20/2019	0.727%		62,300	226	524	750	0
	China Government International Bond	1.000%	06/20/2019	0.781%		39,300	307	93	400	0
	China Government International Bond	1.000%	09/20/2019	0.830%		24,200	339	(138)	201	0
	Colombia Government International Bond	1.000%	03/20/2016	0.394%		13,700	73	53	126	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		40,000	(571)	(20)	0	(591)
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		69,800	641	(108)	533	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.298%		6,600	(339)	261	0	(78)
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		29,700	(1,320)	825	0	(495)
	Italy Government International Bond	1.000%	06/20/2019	0.968%		46,000	(89)	166	77	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		3,400	15	29	44	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		192,200	2,960	(1,109)	1,851	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	06/20/2015	2.026%	$	65,600	$(43)	$(427)	$0	$(470)
	Russia Government International Bond	1.000%	09/20/2015	2.089%		31,900	(167)	(162)	0	(329)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		34,200	(1,353)	(889)	0	(2,242)
	Verizon Communications, Inc.	1.000%	09/20/2018	0.392%		10,000	272	(32)	240	0
BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		18,800	330	(60)	270	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		16,700	311	(43)	268	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.305%		26,500	648	(96)	552	0
	China Government International Bond	1.000%	12/20/2018	0.667%		16,600	273	(42)	231	0
	China Government International Bond	1.000%	03/20/2019	0.727%		9,300	31	81	112	0
	Colombia Government International Bond	1.000%	03/20/2019	0.861%		13,700	(79)	164	85	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		67,400	632	(118)	514	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		20,200	192	(30)	162	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		10,000	219	15	234	0
BRC	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		27,700	486	(88)	398	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%		46,000	837	196	1,033	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.556%		13,700	400	(105)	295	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.161%	EUR	4,300	(647)	682	35	0
	China Government International Bond	1.000%	12/20/2018	0.667%	$	20,800	347	(58)	289	0
	China Government International Bond	1.000%	03/20/2019	0.727%		69,100	300	532	832	0
	China Government International Bond	1.000%	06/20/2019	0.781%		18,800	132	59	191	0
	China Government International Bond	1.000%	09/20/2019	0.830%		25,000	357	(148)	209	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.202%		96,800	671	(280)	391	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		30,800	277	(42)	235	0
	General Electric Capital Corp.	1.000%	09/20/2017	0.382%		31,100	701	(126)	575	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2017	0.609%		18,500	(740)	974	234	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.298%		1,700	(85)	65	0	(20)
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		28,100	(1,388)	919	0	(469)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		14,900	(424)	103	0	(321)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		9,300	(228)	(17)	0	(245)

48	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Italy Government International Bond	1.000%	09/20/2019	1.001%	$	7,800	$0	$1	$1	$0
	Italy Government International Bond	1.000%	12/20/2019	1.031%		22,700	(11)	6	0	(5)
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		49,000	485	(93)	392	0
	MetLife, Inc.	1.000%	09/20/2019	0.671%		29,200	553	(86)	467	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		19,100	290	(106)	184	0
	Qatar Government International Bond	1.000%	06/20/2019	0.524%		40,000	799	82	881	0
	Russia Government International Bond	1.000%	03/20/2016	2.158%		6,200	(61)	(41)	0	(102)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		1,500	(88)	(10)	0	(98)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		10,300	(97)	233	136	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		15,000	329	22	351	0
CBK	Brazil Government International Bond	1.000%	12/20/2016	0.946%		13,300	(190)	209	19	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		16,100	(181)	172	0	(9)
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		18,400	(839)	498	0	(341)
	California State General Obligation Bonds, Series 2003	1.000%	03/20/2019	0.430%		50,000	533	703	1,236	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.460%		6,900	195	(16)	179	0
	California State General Obligation Bonds, Series 2003	1.000%	03/20/2023	0.784%		19,300	(422)	737	315	0
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	0.931%		6,300	39	(2)	37	0
	China Government International Bond	1.000%	12/20/2016	0.362%		2,100	(100)	130	30	0
	China Government International Bond	1.000%	12/20/2018	0.667%		86,700	1,414	(209)	1,205	0
	China Government International Bond	1.000%	03/20/2019	0.727%		274,300	1,413	1,890	3,303	0
	China Government International Bond	1.000%	06/20/2019	0.781%		194,800	2,614	(631)	1,983	0
	China Government International Bond	1.000%	09/20/2019	0.830%		21,300	299	(121)	178	0
	DISH DBS Corp.	5.000%	09/20/2021	3.066%		7,500	647	217	864	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		32,600	(392)	(89)	0	(481)
	General Electric Capital Corp.	1.000%	06/20/2015	0.202%		16,300	138	(82)	56	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		11,500	(331)	83	0	(248)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.156%		24,300	209	(54)	155	0
	MetLife, Inc.	1.000%	06/20/2016	0.217%		12,900	221	(42)	179	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		30,000	(36)	419	383	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	06/20/2019	0.794%	$	104,000	$1,528	$(527)	$1,001	$0
	Portugal Government International Bond	1.000%	03/20/2016	0.704%		29,900	(192)	330	138	0
	Rosneft Oil Co. Via Rosneft International Finance Ltd.	1.000%	03/20/2015	2.449%		11,500	(88)	12	0	(76)
	Russia Government International Bond	1.000%	12/20/2018	2.362%		4,600	(125)	(119)	0	(244)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		64,800	(2,472)	(1,775)	0	(4,247)
	Sberbank of Russia	1.000%	09/20/2015	2.733%		10,600	(183)	8	0	(175)
	Teck Resources Ltd.	1.000%	09/20/2019	1.885%		15,400	(246)	(383)	0	(629)
DUB	AT&T, Inc.	1.000%	03/20/2019	0.444%		34,000	513	318	831	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		60,300	1,051	(84)	967	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.396%		23,800	648	(115)	533	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%		57,600	863	430	1,293	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.705%		36,400	(465)	1,080	615	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		7,000	(13)	39	26	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		1,200	(18)	20	2	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		5,300	(254)	156	0	(98)
	China Government International Bond	1.000%	12/20/2016	0.362%		3,100	(157)	201	44	0
	China Government International Bond	1.000%	12/20/2018	0.667%		63,300	1,092	(212)	880	0
	China Government International Bond	1.000%	03/20/2019	0.727%		25,000	162	139	301	0
	China Government International Bond	1.000%	06/20/2019	0.781%		68,500	673	24	697	0
	China Government International Bond	1.000%	09/20/2019	0.830%		28,900	409	(168)	241	0
	Colombia Government International Bond	1.000%	12/20/2018	0.807%		10,000	(69)	151	82	0
	Community Health Systems, Inc.	5.000%	06/20/2021	3.667%		10,000	803	(44)	759	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		9,800	1,825	(113)	1,712	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		1,000	8	(6)	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		80,800	782	(166)	616	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%		2,500	34	(12)	22	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		104,200	1,555	(291)	1,264	0
	General Electric Capital Corp.	1.000%	09/20/2017	0.382%		16,600	361	(54)	307	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%		31,900	374	297	671	0
	HSBC Bank PLC	1.000%	03/20/2019	0.465%	EUR	31,800	512	453	965	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%	$	4,000	(206)	139	0	(67)

50	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%	$	6,900	$(156)	$7	$0	$(149)
	Italy Government International Bond	1.000%	06/20/2016	0.484%		90,200	923	(97)	826	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		10,000	(197)	229	32	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		260,800	379	59	438	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		91,100	288	(271)	17	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.156%		69,700	608	(162)	446	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		84,700	808	(129)	679	0
	JPMorgan Chase & Co.	1.000%	03/20/2019	0.570%		21,000	412	(16)	396	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		51,800	473	461	934	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		12,500	144	19	163	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		37,800	123	360	483	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		31,700	262	94	356	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		86,300	1,145	(314)	831	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		16,000	180	121	301	0
	Spain Government International Bond	1.000%	06/20/2016	0.402%		86,400	1,158	(244)	914	0
FBF	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.556%		15,000	438	(115)	323	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		800	(36)	21	0	(15)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.471%		5,000	129	(7)	122	0
	Colombia Government International Bond	1.000%	03/20/2016	0.394%		5,800	31	23	54	0
	Colombia Government International Bond	1.000%	12/20/2018	0.807%		5,000	(41)	81	40	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		46,400	431	(60)	371	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		13,200	41	128	169	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.647%		6,300	127	(19)	108	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.392%		1,000	27	(3)	24	0
	Wells Fargo & Co.	1.000%	09/20/2017	0.287%		68,600	1,527	(63)	1,464	0
GST	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.305%		15,900	392	(61)	331	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2018	0.425%		63,600	1,798	(358)	1,440	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		11,600	(25)	67	42	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		25,800	(383)	420	37	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		24,500	(1,081)	627	0	(454)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		8,200	(359)	170	0	(189)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2019	0.460%		21,800	594	(31)	563	0
	China Government International Bond	1.000%	12/20/2018	0.667%		13,400	225	(39)	186	0
	China Government International Bond	1.000%	06/20/2019	0.781%		10,000	164	(62)	102	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	09/20/2019	0.830%	$	15,000	$214	$(89)	$125	$0
	Citigroup, Inc.	1.000%	03/20/2019	0.667%		16,000	165	69	234	0
	Colombia Government International Bond	1.000%	12/20/2018	0.807%		16,700	(128)	264	136	0
	Colombia Government International Bond	1.000%	03/20/2019	0.861%		5,600	(27)	62	35	0
	Continental Resources, Inc.	1.000%	06/20/2016	0.880%		5,800	74	(5)	69	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		41,200	(479)	(129)	0	(608)
	General Electric Capital Corp.	1.000%	09/20/2017	0.382%		31,200	696	(120)	576	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		10,000	(226)	11	0	(215)
	JPMorgan Chase & Co.	1.000%	03/20/2019	0.570%		26,000	498	(7)	491	0
	MetLife, Inc.	1.000%	09/20/2019	0.671%		15,200	295	(52)	243	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		12,500	146	17	163	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		68,300	194	678	872	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		22,500	186	66	252	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		68,800	1,047	(385)	662	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2019	0.436%		6,800	195	(13)	182	0
	Portugal Government International Bond	1.000%	12/20/2015	0.586%		25,900	(85)	223	138	0
	Portugal Government International Bond	1.000%	03/20/2016	0.704%		35,600	(181)	346	165	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.647%		9,500	194	(31)	163	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%		20,600	(185)	456	271	0
HUS	China Government International Bond	1.000%	12/20/2018	0.667%		13,300	217	(33)	184	0
	China Government International Bond	1.000%	03/20/2019	0.727%		40,000	155	327	482	0
	China Government International Bond	1.000%	09/20/2019	0.830%		19,700	276	(112)	164	0
	Colombia Government International Bond	1.000%	03/20/2016	0.394%		29,600	157	116	273	0
	Colombia Government International Bond	1.000%	12/20/2018	0.807%		20,000	(162)	325	163	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.298%		17,400	(880)	675	0	(205)
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		19,900	(923)	591	0	(332)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		2,700	(81)	23	0	(58)
	Italy Government International Bond	1.000%	06/20/2017	0.652%		210,900	2,121	(93)	2,028	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		20,700	(438)	504	66	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		22,200	279	10	289	0

52	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	$	59,200	$107	$650	$757	$0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		33,500	252	123	375	0
	Qatar Government International Bond	1.000%	03/20/2016	0.226%		2,000	(1)	24	23	0
	Qatar Government International Bond	1.000%	06/20/2016	0.235%		1,000	(7)	21	14	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		46,700	(1,011)	(516)	0	(1,527)
	Russia Government International Bond	1.000%	12/20/2018	2.362%		6,300	(174)	(160)	0	(334)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		31,500	(1,874)	(60)	0	(1,934)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		15,500	(613)	(402)	0	(1,015)
JPM	AT&T, Inc.	1.000%	03/20/2019	0.444%		17,000	248	167	415	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		22,500	414	(54)	360	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		30,800	(1,297)	589	0	(708)
	China Government International Bond	1.000%	12/20/2016	0.362%		4,100	(205)	264	59	0
	China Government International Bond	1.000%	12/20/2018	0.667%		89,600	1,470	(225)	1,245	0
	China Government International Bond	1.000%	03/20/2019	0.727%		76,600	352	570	922	0
	China Government International Bond	1.000%	06/20/2019	0.781%		91,300	669	260	929	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		10,200	1,902	(120)	1,782	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		19,200	(273)	(11)	0	(284)
	HSBC Bank PLC	1.000%	03/20/2019	0.465%	EUR	5,000	83	68	151	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.298%	$	6,600	(332)	254	0	(78)
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		30,700	(1,381)	869	0	(512)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		4,600	(106)	7	0	(99)
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		33,200	58	366	424	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		29,800	224	110	334	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		62,000	778	(181)	597	0
	Qatar Government International Bond	1.000%	03/20/2016	0.226%		1,500	(6)	23	17	0
	Qatar Government International Bond	1.000%	06/20/2019	0.524%		16,300	334	25	359	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		35,300	(83)	(281)	0	(364)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		22,500	(1,298)	(83)	0	(1,381)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		46,400	(1,815)	(1,226)	0	(3,041)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Sberbank of Russia	1.000%	09/20/2015	2.733%	$	3,600	$(56)	$(3)	$0	$(59)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		8,300	182	12	194	0
MYC	Barclays Bank PLC	1.000%	06/20/2015	0.200%	EUR	37,000	384	(100)	284	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%	$	22,700	398	(34)	364	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2019	0.556%		16,700	497	(137)	360	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		36,500	(1,694)	1,018	0	(676)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		62,600	(2,555)	1,115	0	(1,440)
	Brazil Government International Bond	1.000%	09/20/2019	1.690%		16,200	(325)	(193)	0	(518)
	California State General Obligation Bonds, Series 2003	1.000%	09/20/2024	0.931%		11,400	81	(13)	68	0
	China Government International Bond	1.000%	12/20/2018	0.667%		46,600	803	(156)	647	0
	China Government International Bond	1.000%	03/20/2019	0.727%		40,000	135	346	481	0
	China Government International Bond	1.000%	06/20/2019	0.781%		70,000	775	(62)	713	0
	China Government International Bond	1.000%	09/20/2019	0.830%		19,500	283	(120)	163	0
	Colombia Government International Bond	1.000%	12/20/2018	0.807%		8,300	(67)	135	68	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.171%		2,000	(6)	31	25	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.185%		2,000	(15)	44	29	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		10,500	1,948	(113)	1,835	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		113,800	660	(427)	233	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		45,500	424	(77)	347	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2016	0.450%		1,100	15	(2)	13	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.298%		17,700	(904)	695	0	(209)
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		13,200	(458)	238	0	(220)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		29,400	(740)	107	0	(633)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		15,000	(361)	(33)	0	(394)
	Italy Government International Bond	1.000%	03/20/2019	0.931%		9,900	(190)	222	32	0
	Italy Government International Bond	1.000%	12/20/2019	1.031%		17,000	(8)	(13)	0	(21)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.156%		24,200	208	(53)	155	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		50,000	475	(75)	400	0

54	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	12/20/2016	0.426%	$	32,300	$381	$40	$421	$0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		55,000	810	(281)	529	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2019	0.436%		3,400	99	(8)	91	0
	Portugal Government International Bond	1.000%	12/20/2015	0.586%		50,000	(171)	437	266	0
	Qatar Government International Bond	1.000%	06/20/2016	0.235%		1,000	(7)	21	14	0
	Russia Government International Bond	1.000%	12/20/2018	2.362%		15,700	(431)	(402)	0	(833)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		6,000	(341)	(28)	0	(369)
	Sberbank of Russia	1.000%	09/20/2015	2.733%		14,600	(211)	(30)	0	(241)

							$30,680	$13,909	$76,749	$(32,160)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	MCDX-22 5-Year Index	1.000%	06/20/2019	$	50,600	$562	$(107)	$455	$0
GST	MCDX-22 5-Year Index	1.000%	06/20/2019		25,000	272	(47)	225	0
MYC	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR	345,400	(12,637)	13,714	1,077	0
	MCDX-22 5-Year Index	1.000%	06/20/2019	$	31,300	372	(91)	281	0

						$(11,431)	$13,469	$2,038	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	9.890%	01/02/2015	BRL	2,100	$0	$20	$20	$0
DUB	Pay	1-Year BRL-CDI	8.430%	01/02/2015		98,500	622	(1,116)	0	(494)
	Pay	1-Year BRL-CDI	10.140%	01/02/2015		14,700	4	170	174	0
	Pay	28-Day MXN-TIIE	6.810%	06/19/2034	MXN	95,000	(17)	(185)	0	(202)
GLM	Pay	1-Year BRL-CDI	7.550%	01/02/2015	BRL	130,500	(315)	(1,446)	0	(1,761)
	Pay	1-Year BRL-CDI	9.940%	01/02/2015		96,300	0	943	943	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	360,000	322	275	597	0
	Pay	28-Day MXN-TIIE	7.740%	05/29/2024		1,184,000	0	133	133	0
HUS	Pay	1-Year BRL-CDI	7.775%	01/02/2015	BRL	136,100	(85)	(1,476)	0	(1,561)
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	420,000	373	323	696	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		1,128,500	3,661	4,358	8,019	0
	Pay	28-Day MXN-TIIE	7.650%	05/30/2024		1,640,000	98	(272)	0	(174)
JPM	Pay	1-Year BRL-CDI	9.980%	01/02/2015	BRL	77,900	(29)	826	797	0
MYC	Pay	1-Year BRL-CDI	7.795%	01/02/2015		173,900	(46)	(1,920)	0	(1,966)
	Pay	1-Year BRL-CDI	8.630%	01/02/2015		9,100	75	(103)	0	(28)
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	392,100	1,349	1,437	2,786	0
UAG	Pay	1-Year BRL-CDI	8.560%	01/02/2015	BRL	6,700	0	(48)	0	(48)
	Pay	28-Day MXN-TIIE	6.810%	06/19/2034	MXN	108,000	(26)	(204)	0	(230)

							$5,986	$1,715	$14,165	$(6,464)

Total Swap Agreements							$ 25,433	$29,113	$93,170	$ (38,624)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(k)	Securities with an aggregate market value of $61,851 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$85,009	$0	$6,008	$91,017	$(10,066)	$(3,074)	$(5,170)	$(18,310)	$72,707	$(66,725)	$5,982
BPS	55,653	0	2,428	58,081	(24,619)	(17)	0	(24,636)	33,445	(32,690)	755
BRC	16,281	0	7,129	23,410	(43,847)	(352)	(1,260)	(45,459)	(22,049)	16,572	(5,477)
CBK	20,886	0	11,716	32,602	(18,236)	(5,157)	(6,450)	(29,843)	2,759	(1,825)	934
DUB	85,167	0	19,820	104,987	(8,794)	(3,385)	(1,010)	(13,189)	91,798	(90,270)	1,528
FBF	24,796	0	2,675	27,471	(1,752)	0	(15)	(1,767)	25,704	(24,250)	1,454
GLM	155,400	0	1,673	157,073	(8,572)	(9,891)	(1,761)	(20,224)	136,849	(121,340)	15,509
GST	0	5,398	7,703	13,101	0	(778)	(1,466)	(2,244)	10,857	8,155	19,012
HUS	1,468	0	13,533	15,001	(87)	0	(7,140)	(7,227)	7,774	(6,970)	804
JPM	12,141	1,769	8,803	22,713	(1,201)	(1,955)	(6,526)	(9,682)	13,031	11,311	24,342
MSB	48,737	0	0	48,737	(17,201)	(4,017)	0	(21,218)	27,519	(26,150)	1,369

56	PIMCO UNCONSTRAINED BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
MYC	$0	$0	$11,682	$11,682	$0	$(8,240)	$(7,548)	$(15,788)	$(4,106)	$(4,860)	$(8,966)
MYI	0	0	0	0	0	0	0	0	0	1,860	1,860
NAB	48,399	0	0	48,399	0	0	0	0	48,399	(45,130)	3,269
RBC	6,812	0	0	6,812	(7)	0	0	(7)	6,805	(8,090)	(1,285)
RYL	0	0	0	0	0	(13,809)	0	(13,809)	(13,809)	12,394	(1,415)
SOG	703	0	0	703	(4,867)	0	0	(4,867)	(4,164)	4,339	175
UAG	66,414	0	0	66,414	(8,171)	(78)	(278)	(8,527)	57,887	(41,849)	16,038

Total Over the Counter	$627,866	$7,167	$93,170	$728,203	$(147,420)	$(50,753)	$(38,624)	$(236,797)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,175	$0	$0	$2,782	$4,957

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$627,866	$0	$627,866
Purchased Options	0	0	7,167	0	0	7,167
Swap Agreements	0	79,005	0	0	14,165	93,170

	$0	$79,005	$7,167	$627,866	$14,165	$728,203

	$0	$81,180	$7,167	$627,866	$16,947	$733,160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$7,369	$0	$0	$7,369
Futures	0	0	0	0	2,716	2,716
Swap Agreements	0	0	0	0	932	932

	$0	$0	$7,369	$0	$3,648	$11,017

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$147,420	$0	$147,420
Written Options	0	1,910	0	8,580	40,263	50,753
Swap Agreements	0	32,160	0	0	6,464	38,624

	$0	$34,070	$0	$156,000	$46,727	$236,797

	$0	$34,070	$7,369	$156,000	$50,375	$247,814

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$97,045	$0	$0	$97,045
Futures	0	0	(18,010)	0	2,853	(15,157)
Swap Agreements	0	13,720	0	0	(16,927)	(3,207)

	$0	$13,720	$79,035	$0	$(14,074)	$78,681

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76,419	$0	$76,419
Written Options	0	3,230	(18,847)	5,181	56,483	46,047
Swap Agreements	0	37,986	0	0	3,714	41,700

	$0	$41,216	$(18,847)	$81,600	$60,197	$164,166

	$0	$54,936	$60,188	$81,600	$46,123	$242,847

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$8,093	$0	$0	$8,093
Futures	0	0	0	0	2,512	2,512
Swap Agreements	0	(8,393)	0	0	(56,540)	(64,933)

	$0	$(8,393)	$8,093	$0	$(54,028)	$(54,328)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$471,525	$0	$471,525
Purchased Options	0	0	(6,284)	0	0	(6,284)
Written Options	0	(34)	0	(1,880)	38,991	37,077
Swap Agreements	0	(5,057)	0	0	9,685	4,628

	$0	$(5,091)	$(6,284)	$469,645	$48,676	$506,946

	$0	$(13,484)	$1,809	$469,645	$(5,352)	$452,618

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$85,048	$0	$85,048
Corporate Bonds & Notes
Banking & Finance	0	3,890,662	50,929	3,941,591
Industrials	0	572,458	9,620	582,078
Utilities	0	585,440	413	585,853
Municipal Bonds & Notes
California	0	68,633	0	68,633
District of Columbia	0	177	0	177
Illinois	0	370	0	370
Massachusetts	0	474	0	474
Ohio	0	30,658	0	30,658
Virginia	0	712	0	712
Washington	0	43,310	0	43,310
West Virginia	0	4,787	0	4,787

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Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
U.S. Government Agencies	$0	$267,213	$659	$267,872
U.S. Treasury Obligations	0	563,826	0	563,826
Mortgage-Backed Securities	0	1,931,038	1,529	1,932,567
Asset-Backed Securities	0	1,805,790	8,359	1,814,149
Sovereign Issues	0	3,637,172	9,653	3,646,825
Convertible Preferred Securities
Banking & Finance	0	3,007	0	3,007
Preferred Securities
Banking & Finance	0	15,884	0	15,884
Short-Term Instruments
Certificates of Deposit	0	788,247	0	788,247
Commercial Paper	0	198,722	0	198,722
Repurchase Agreements	0	1,532	0	1,532
Greece Treasury Bills	0	437,467	0	437,467
Mexico Treasury Bills	0	470,721	0	470,721
Slovenia Treasury Bills	0	16,790	0	16,790
U.S. Treasury Bills	0	42,725	0	42,725
	$0	$15,462,863	$81,162	$15,544,025

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,409,741	$0	$0	$2,409,741

Total Investments	$2,409,741	$15,462,863	$81,162	$17,953,766

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,957	0	4,957
Over the counter	1,769	726,365	69	728,203
	$1,769	$731,322	$69	$733,160

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,716)	(8,301)	0	(11,017)
Over the counter	0	(236,797)	0	(236,797)
	$(2,716)	$(245,098)	$0	$(247,814)

Totals	$2,408,794	$15,949,087	$81,231	$18,439,112

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Unconstrained Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and

60	PIMCO UNCONSTRAINED BOND FUND

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sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Notes to Financial Statements (Cont.)

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Fund adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring

62	PIMCO UNCONSTRAINED BOND FUND

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significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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(Unaudited)

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Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender

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September 30, 2014

that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of September 30, 2014, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2014 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
$37	$26,202	$(26,236)	$(3)	$0	$0	$1	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
$7,901,983	$5,791,791	$(11,284,100)	$230	$(163)	$2,409,741	$7,875	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments,

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and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within the exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts

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Notes to Financial Statements (Cont.)

paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Fund may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash

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flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap

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Notes to Financial Statements (Cont.)

agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may

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use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company,

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September 30, 2014

such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	77

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected

78	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

September 30, 2014

counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
0.30%	0.40%	0.30%	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	79

Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2014, the Distributor received $4,229,322 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

80	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

September 30, 2014

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,416,781	$989,765

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	81

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,019,955	$7,531,396	$4,575,359	$3,979,407

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	242,983	$2,737,473	1,531,527	$17,231,884
Class P	55,327	624,656	222,467	2,520,307
Administrative Class	28	319	267	2,960
Class D	10,243	115,422	54,413	615,720
Class A	16,099	181,754	73,785	837,171
Class C	2,140	24,108	28,408	322,147
Class R	223	2,527	713	8,101

82	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

September 30, 2014

	Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions
Institutional Class	11,101	$125,219	19,952	$223,982
Class P	1,109	12,514	1,574	17,649
Administrative Class	1	15	0	5
Class D	551	6,216	979	10,980
Class A	658	7,420	1,306	14,657
Class C	11	121	288	3,204
Class R	6	64	6	70

Cost of shares redeemed
Institutional Class	(714,271)	(8,050,302)	(1,445,855)	(16,189,558)
Class P	(116,546)	(1,314,055)	(188,441)	(2,115,956)
Administrative Class	(96)	(1,081)	(33)	(366)
Class D	(33,790)	(380,947)	(70,423)	(790,922)
Class A	(65,217)	(735,597)	(109,561)	(1,230,694)
Class C	(20,386)	(229,561)	(39,048)	(438,666)
Class R	(346)	(3,908)	(758)	(8,571)
Net increase (decrease) resulting from Fund share transactions	(610,172)	$(6,877,623)	81,566	$1,034,104

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	83

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2014

short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Unconstrained Bond Fund	$376,046	$312,046
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ Appreciation (1)
$17,735,228	$604,982	$(386,444)	$218,538
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

84	PIMCO UNCONSTRAINED BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DUB	Deutsche Bank AG	NAB	National Australia Bank Ltd.
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.
GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
GST	Goldman Sachs International	SOG	Societe Generale
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	RUB	Russian Ruble
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	85

Approval of Investment Advisory Contract

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2015; and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

86	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO Low Volatility RAFI®-PLUS suite, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	87

Approval of Investment Advisory Contract (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its

88	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

oversight of matters that may involve conflicts of interest with the Trust; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014. The Board noted that, as of May 31, 2014, the Institutional Class of 61%, 67% and 80% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e.,

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	89

Approval of Investment Advisory Contract (Cont.)

Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2014. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fees for the PIMCO Emerging Markets Bond Fund effective October 1, 2014, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in supervisory and administrative fees for PIMCO Emerging Markets Bond Fund effective October 1, 2014. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets

90	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 47 out of 60 comparisons. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees, which is beneficial to the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	91

Approval of Investment Advisory Contract (Cont.)

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional

92	PIMCO UNCONSTRAINED BOND FUND

(Unaudited)

shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time (including the proposed reductions for certain classes of PIMCO Emerging Markets Bond Fund to be effective October 1, 2014), had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	93

Approval of Investment Advisory Contract (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

94	PIMCO UNCONSTRAINED BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4018SAR_093014

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

PIMCO Total Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO. Additionally, PIMCO files a complete schedule of the Fund’s portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q, a copy of which may be obtained on the website at http://www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report covering the six-month reporting period ended September 30, 2014, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

2	PIMCO TOTAL RETURN FUND

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark ten-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Chairman’s Letter (Cont.)

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk, and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

Important Information About the PIMCO Total Return Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% in the first year to 0% after the fifth year for shares purchased after 10/1/04. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

6	PIMCO TOTAL RETURN FUND

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	09/08/94	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO Total Return Fund

Cumulative Returns Through September 30, 2014

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	2.00%	3.29%	5.07%	5.99%	7.85%
PIMCO Total Return Fund Class P	1.95%	3.19%	4.96%	5.89%	7.76%
PIMCO Total Return Fund Administrative Class	1.87%	3.04%	4.81%	5.73%	7.58%
PIMCO Total Return Fund Class D	1.85%	2.99%	4.76%	5.67%	7.54%
PIMCO Total Return Fund Class A	1.80%	2.89%	4.64%	5.53%	7.36%
PIMCO Total Return Fund Class A (adjusted)	-2.01%	-0.97%	3.85%	5.13%	7.18%
PIMCO Total Return Fund Class B	1.42%	2.12%	3.86%	4.98%	7.16%
PIMCO Total Return Fund Class B (adjusted)	-2.08%	-1.38%	3.78%	4.98%	7.16%
PIMCO Total Return Fund Class C	1.42%	2.13%	3.86%	4.75%	6.57%
PIMCO Total Return Fund Class C (adjusted)	0.42%	1.13%	3.86%	4.75%	6.57%
PIMCO Total Return Fund Class R	1.68%	2.64%	4.38%	5.27%	7.09%
Barclays U.S. Aggregate Index	2.21%	3.96%	4.12%	4.62%	6.80%	**
Lipper Core Plus Bond Funds Average	2.06%	4.94%	5.31%	4.98%	6.40%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, and 1.10% for Class R shares.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	Class P - PTTPX	Administrative Class - PTRAX	Class D - PTTDX
Class A - PTTAX	Class B - PTTBX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown†

Short-Term Instruments‡	20.6%
Corporate Bonds & Notes	17.9%
U.S. Treasury Obligations	16.0%
U.S. Government Agencies	15.0%
Sovereign Issues	15.0%
Mortgage-Backed Securities	6.7%
Other	8.8%

†	% of Investments, at value as of 09/30/14
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to the shorter-term portion of the U.S. Treasury yield curve throughout the reporting period, partially implemented via interest rate derivatives, detracted from performance as shorter-term yields rose.

»

An underweight to the longer-term portion of the U.S. Treasury yield curve throughout the reporting period, partially implemented via interest rate derivatives, detracted from performance as longer-term yields fell.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation levels narrowed during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	Exposure to short-dated Italian and Spanish sovereign debt added to performance as Italian and Spanish sovereign interest rates fell during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

»	Short exposure to the Japanese yen throughout the reporting period added to returns as the Japanese yen depreciated versus the U.S. dollar.

»	Short exposure to the euro, built in the second half of the reporting period, added to returns as the euro depreciated versus the U.S. dollar during this period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period *	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,020.00	$2.33	$1,000.00	$1,022.76	$2.33	0.46%
Class P	1,000.00	1,019.50	2.84	1,000.00	1,022.26	2.84	0.56
Administrative Class	1,000.00	1,018.70	3.59	1,000.00	1,021.51	3.60	0.71
Class D	1,000.00	1,018.50	3.80	1,000.00	1,021.31	3.80	0.75
Class A	1,000.00	1,018.00	4.30	1,000.00	1,020.81	4.31	0.85
Class B	1,000.00	1,014.20	8.08	1,000.00	1,017.05	8.09	1.60
Class C	1,000.00	1,014.20	8.08	1,000.00	1,017.05	8.09	1.60
Class R	1,000.00	1,016.80	5.56	1,000.00	1,019.55	5.57	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

10	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

Financial Highlights PIMCO Total Return Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
04/01/2014 - 09/30/2014+	$10.78	$0.12	$0.10	$0.22	$(0.13)	$0.00	$0.00
03/31/2014	11.24	0.23	(0.37)	(0.14)	(0.23)	(0.07)	(0.02)
03/31/2013	11.09	0.29	0.58	0.87	(0.45)	(0.27)	0.00
03/31/2012	10.88	0.34	0.30	0.64	(0.43)	0.00	0.00
03/31/2011	11.04	0.33	0.41	0.74	(0.36)	(0.54)	0.00
03/31/2010	10.13	0.44	1.09	1.53	(0.51)	(0.11)	0.00
Class P
04/01/2014 - 09/30/2014+	10.78	0.12	0.09	0.21	(0.12)	0.00	0.00
03/31/2014	11.24	0.22	(0.37)	(0.15)	(0.22)	(0.07)	(0.02)
03/31/2013	11.09	0.28	0.58	0.86	(0.44)	(0.27)	0.00
03/31/2012	10.88	0.33	0.30	0.63	(0.42)	0.00	0.00
03/31/2011	11.04	0.32	0.41	0.73	(0.35)	(0.54)	0.00
03/31/2010	10.13	0.39	1.13	1.52	(0.50)	(0.11)	0.00
Administrative Class
04/01/2014 - 09/30/2014+	10.78	0.11	0.09	0.20	(0.11)	0.00	0.00
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00
03/31/2011	11.04	0.30	0.41	0.71	(0.33)	(0.54)	0.00
03/31/2010	10.13	0.41	1.10	1.51	(0.49)	(0.11)	0.00
Class D
04/01/2014 - 09/30/2014+	10.78	0.11	0.09	0.20	(0.11)	0.00	0.00
03/31/2014	11.24	0.20	(0.37)	(0.17)	(0.20)	(0.07)	(0.02)
03/31/2013	11.09	0.26	0.58	0.84	(0.42)	(0.27)	0.00
03/31/2012	10.88	0.31	0.30	0.61	(0.40)	0.00	0.00
03/31/2011	11.04	0.29	0.42	0.71	(0.33)	(0.54)	0.00
03/31/2010	10.13	0.40	1.10	1.50	(0.48)	(0.11)	0.00
Class A
04/01/2014 - 09/30/2014+	10.78	0.10	0.09	0.19	(0.10)	0.00	0.00
03/31/2014	11.24	0.19	(0.38)	(0.19)	(0.18)	(0.07)	(0.02)
03/31/2013	11.09	0.25	0.57	0.82	(0.40)	(0.27)	0.00
03/31/2012	10.88	0.30	0.30	0.60	(0.39)	0.00	0.00
03/31/2011	11.04	0.28	0.41	0.69	(0.31)	(0.54)	0.00
03/31/2010	10.13	0.39	1.10	1.49	(0.47)	(0.11)	0.00

Please see footnotes on page 14.

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$(0.13)	$10.87	2.00%	$124,422,224	0.46	%*	0.46	%*	0.46	%*	0.46	%*	2.23	%*	109%
(0.32)	10.78	(1.24)	148,740,191	0.46		0.46		0.46		0.46		2.10		227
(0.72)	11.24	7.92	180,450,317	0.46		0.46		0.46		0.46		2.54		380
(0.43)	11.09	5.99	151,703,994	0.46		0.46		0.46		0.46		3.11		584
(0.90)	10.88	6.86	136,538,305	0.46		0.46		0.46		0.46		2.92		430
(0.62)	11.04	15.49	126,335,186	0.47		0.47		0.46		0.46		4.07		402

(0.12)	10.87	1.95	8,334,863	0.56	*	0.56	*	0.56	*	0.56	*	2.13	*	109
(0.31)	10.78	(1.34)	9,177,693	0.56		0.56		0.56		0.56		2.01		227
(0.71)	11.24	7.81	12,607,217	0.56		0.56		0.56		0.56		2.43		380
(0.42)	11.09	5.88	9,917,236	0.56		0.56		0.56		0.56		3.00		584
(0.89)	10.88	6.75	8,184,067	0.56		0.56		0.56		0.56		2.83		430
(0.61)	11.04	15.38	5,469,785	0.57		0.57		0.56		0.56		3.62		402

(0.11)	10.87	1.87	24,791,836	0.71	*	0.71	*	0.71	*	0.71	*	1.98	*	109
(0.29)	10.78	(1.49)	27,495,302	0.71		0.71		0.71		0.71		1.84		227
(0.69)	11.24	7.65	32,933,466	0.71		0.71		0.71		0.71		2.30		380
(0.40)	11.09	5.72	31,608,990	0.71		0.71		0.71		0.71		2.85		584
(0.87)	10.88	6.59	32,792,128	0.71		0.71		0.71		0.71		2.67		430
(0.60)	11.04	15.20	32,158,676	0.72		0.72		0.71		0.71		3.85		402

(0.11)	10.87	1.85	11,363,661	0.75	*	0.75	*	0.75	*	0.75	*	1.94	*	109
(0.29)	10.78	(1.53)	14,557,245	0.75		0.75		0.75		0.75		1.81		227
(0.69)	11.24	7.61	19,790,241	0.75		0.75		0.75		0.75		2.25		380
(0.40)	11.09	5.68	17,905,432	0.75		0.75		0.75		0.75		2.81		584
(0.87)	10.88	6.55	17,422,193	0.75		0.75		0.75		0.75		2.63		430
(0.59)	11.04	15.16	16,162,579	0.76		0.76		0.75		0.75		3.69		402

(0.10)	10.87	1.80	17,777,624	0.85	*	0.85	*	0.85	*	0.85	*	1.85	*	109
(0.27)	10.78	(1.63)	20,713,345	0.85		0.85		0.85		0.85		1.71		227
(0.67)	11.24	7.50	27,514,833	0.85		0.85		0.85		0.85		2.16		380
(0.39)	11.09	5.57	26,837,998	0.85	(b)	0.85	(b)	0.85	(b)	0.85	(b)	2.71		584
(0.85)	10.88	6.39	26,070,979	0.90		0.90		0.90		0.90		2.48		430
(0.58)	11.04	14.99	25,941,564	0.91		0.91		0.90		0.90		3.61		402

Please see footnotes on page 14.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

Financial Highlights PIMCO Total Return Fund (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class B
04/01/2014 - 09/30/2014+	$10.78	$0.06	$0.09	$0.15	$(0.06)	$0.00	$0.00
03/31/2014	11.24	0.11	(0.38)	(0.27)	(0.10)	(0.07)	(0.02)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00
03/31/2012	10.88	0.22	0.29	0.51	(0.30)	0.00	0.00
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	0.00
03/31/2010	10.13	0.32	1.09	1.41	(0.39)	(0.11)	0.00
Class C
04/01/2014 - 09/30/2014+	10.78	0.06	0.09	0.15	(0.06)	0.00	0.00
03/31/2014	11.24	0.11	(0.38)	(0.27)	(0.10)	(0.07)	(0.02)
03/31/2013	11.09	0.16	0.58	0.74	(0.32)	(0.27)	0.00
03/31/2012	10.88	0.21	0.30	0.51	(0.30)	0.00	0.00
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)	0.00
03/31/2010	10.13	0.29	1.12	1.41	(0.39)	(0.11)	0.00
Class R
04/01/2014 - 09/30/2014+	10.78	0.09	0.09	0.18	(0.09)	0.00	0.00
03/31/2014	11.24	0.16	(0.37)	(0.21)	(0.16)	(0.07)	(0.02)
03/31/2013	11.09	0.22	0.58	0.80	(0.38)	(0.27)	0.00
03/31/2012	10.88	0.27	0.30	0.57	(0.36)	0.00	0.00
03/31/2011	11.04	0.25	0.42	0.67	(0.29)	(0.54)	0.00
03/31/2010	10.13	0.35	1.11	1.46	(0.44)	(0.11)	0.00

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate*

$(0.06)	$10.87	1.42%	$54,178	1.60	%*	1.60	%*	1.60	%*	1.60	%*	1.12	%*	109%
(0.19)	10.78	(2.36)	136,380	1.60		1.60		1.60		1.60		0.98		227
(0.59)	11.24	6.70	278,512	1.60		1.60		1.60		1.60		1.43		380
(0.30)	11.09	4.78	350,844	1.60	(b)	1.60	(b)	1.60	(b)	1.60	(b)	1.96		584
(0.77)	10.88	5.60	540,862	1.65		1.65		1.65		1.65		1.70		430
(0.50)	11.04	14.13	978,692	1.66		1.66		1.65		1.65		2.97		402

(0.06)	10.87	1.42	6,641,890	1.60	*	1.60	*	1.60	*	1.60	*	1.10	*	109
(0.19)	10.78	(2.36)	8,136,311	1.60		1.60		1.60		1.60		0.97		227
(0.59)	11.24	6.70	12,666,824	1.60		1.60		1.60		1.60		1.40		380
(0.30)	11.09	4.79	11,673,671	1.60	(b)	1.60	(b)	1.60	(b)	1.60	(b)	1.96		584
(0.77)	10.88	5.60	11,717,441	1.65		1.65		1.65		1.65		1.73		430
(0.50)	11.04	14.13	11,103,810	1.66		1.66		1.65		1.65		2.73		402

(0.09)	10.87	1.68	2,781,121	1.10	*	1.10	*	1.10	*	1.10	*	1.59	*	109
(0.25)	10.78	(1.87)	2,957,161	1.10		1.10		1.10		1.10		1.45		227
(0.65)	11.24	7.24	3,583,839	1.10		1.10		1.10		1.10		1.90		380
(0.36)	11.09	5.31	3,179,665	1.10	(b)	1.10	(b)	1.10	(b)	1.10	(b)	2.46		584
(0.83)	10.88	6.13	2,641,023	1.15		1.15		1.15		1.15		2.24		430
(0.55)	11.04	14.71	2,031,285	1.16		1.16		1.15		1.15		3.29		402

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$174,026,487
Investments in Affiliates	32,644,617
Financial Derivative Instruments
Exchange-traded or centrally cleared	102,936
Over the counter	2,743,229
Cash	72,545
Deposits with counterparty	441,231
Foreign currency, at value	113,548
Receivable for investments sold	12,227,764
Receivable for investments sold on a delayed-delivery basis	675,295
Receivable for Fund shares sold	335,188
Interest and dividends receivable	1,154,623
Dividends receivable from Affiliates	11,236
Other assets	897
224,549,596
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$993,526
Payable for sale-buyback transactions	664,335
Payable for short sales	1,591,701
Financial Derivative Instruments
Exchange-traded or centrally cleared	108,629
Over the counter	898,478
Payable for investments purchased	15,601,127
Payable for investments in Affiliates purchased	11,236
Deposits from counterparty	1,820,482
Payable for Fund shares redeemed	6,566,152
Dividends payable	24,077
Accrued investment advisory fees	43,320
Accrued supervisory and administrative fees	40,770
Accrued distribution fees	12,616
Accrued servicing fees	5,726
Other liabilities	24
28,382,199
Net Assets	$196,167,397
Net Assets Consist of:
Paid in capital	$192,660,177
(Overdistributed) net investment income	(618,162)
Accumulated undistributed net realized gain	1,419,711
Net unrealized appreciation	2,705,671
$196,167,397
Cost of Investments in Securities	$172,976,557
Cost of Investments in Affiliates	$32,644,847
Cost of Foreign Currency Held	$114,279
Proceeds Received on Short Sales	$1,588,302
Cost or Premiums of Financial Derivative Instruments, net	$(465,039)

* Includes repurchase agreements of:	$105,400

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

September 30, 2014 (Unaudited)

Net Assets:
Institutional Class	$124,422,224
Class P	8,334,863
Administrative Class	24,791,836
Class D	11,363,661
Class A	17,777,624
Class B	54,178
Class C	6,641,890
Class R	2,781,121
Shares Issued and Outstanding:
Institutional Class	11,449,510
Class P	766,985
Administrative Class	2,281,582
Class D	1,045,742
Class A	1,635,997
Class B	4,986
Class C	611,199
Class R	255,944
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.87
Class P	10.87
Administrative Class	10.87
Class D	10.87
Class A	10.87
Class B	10.87
Class C	10.87
Class R	10.87

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Statement of Operations PIMCO Total Return Fund

Six Months Ended September 30, 2014
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$2,981,377
Dividends	7,100
Dividends from Investments in Affiliates	57,934
Total Income	3,046,411

Expenses:
Investment advisory fees	283,023
Supervisory and administrative fees	266,887
Distribution and/or servicing fees - Administrative Class	32,846
Distribution and/or servicing fees - Class D	17,793
Distribution fees - Class B	354
Distribution fees - Class C	28,511
Distribution fees - Class R	3,642
Servicing fees - Class A	25,600
Servicing fees - Class B	118
Servicing fees - Class C	9,504
Servicing fees - Class R	3,642
Interest expense	293
Trustee fees	125
Total Expenses	672,338

Net Investment Income	2,374,073

Net Realized Gain (Loss):
Investments in securities	332,570
Investments in Affiliates	(3,265)
Exchange-traded or centrally cleared financial derivative instruments	621,900
Over the counter financial derivative instruments	2,515,132
Foreign currency	(51,022)
Net Realized Gain	3,415,315

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,479,317)
Investments in Affiliates	1,854
Exchange-traded or centrally cleared financial derivative instruments	(955,481)
Over the counter financial derivative instruments	2,146,833
Foreign currency assets and liabilities	(21,149)
Net Change in Unrealized (Depreciation)	(1,307,260)
Net Gain	2,108,055

Net Increase in Net Assets Resulting from Operations	$4,482,128

* Foreign tax withholdings	$23

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$2,374,073	$5,006,878
Net realized gain (loss)	3,415,315	(1,665,097)
Net change in unrealized (depreciation)	(1,307,260)	(8,264,587)
Net increase (decrease) resulting from operations	4,482,128	(4,922,806)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,677,186)	(3,389,385)
Class P	(99,721)	(212,297)
Administrative Class	(269,464)	(548,519)
Class D	(143,246)	(308,213)
Class A	(196,524)	(408,828)
Class B	(559)	(2,085)
Class C	(44,380)	(101,552)
Class R	(24,218)	(47,062)
From net realized capital gains
Institutional Class	0	(1,012,547)
Class P	0	(62,162)
Administrative Class	0	(189,214)
Class D	0	(102,235)
Class A	0	(145,964)
Class B	0	(1,182)
Class C	0	(60,904)
Class R	0	(20,515)
Tax basis return of capital
Institutional Class	0	(315,249)
Class P	0	(20,512)
Administrative Class	0	(58,030)
Class D	0	(33,000)
Class A	0	(46,378)
Class B	0	(404)
Class C	0	(20,055)
Class R	0	(6,307)

Total Distributions	(2,455,298)	(7,112,599)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(37,773,061)	(45,876,216)

Total (Decrease) in Net Assets	(35,746,231)	(57,911,621)

Net Assets:
Beginning of period	231,913,628	289,825,249
End of period*	$196,167,397	$231,913,628

* Including (overdistributed) net investment income of:	$(618,162)	$(536,937)

**	See Note 12 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Summary Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

BANK LOAN OBLIGATIONS
Total Bank Loan Obligations (g) (Cost $1,226,271)			$	1,216,153	0.6%
CORPORATE BONDS & NOTES

BANKING & FINANCE
Ally Financial, Inc.
4.625% due 06/26/2015	$	600,064		609,905	0.3%
2.434% - 8.300% due 12/01/2014 - 09/15/2020 (h)		1,848,513		1,902,314	1.3%
Bank of America Corp.
6.875% due 04/25/2018		714,257		824,619	0.4%
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	371,934		780,533	0.4%
ING Bank NV
0.574% due 01/04/2016	$	569,000		569,744	0.3%
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		1,194,700		1,762,182	0.9%
Other Banking & Finance (f)(g)(h)(j)				24,133,889	12.0%

Total Banking & Finance				30,583,186	15.6%

INDUSTRIALS
Total Industrials ^(g)(h)				4,170,802	2.1%
UTILITIES

Total Utilities (f)(g)				2,328,635	1.2%

Total Corporate Bonds & Notes (Cost $35,417,138)				37,082,623	18.9%

MUNICIPAL BONDS & NOTES

CALIFORNIA
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		358,390		530,306	0.3%
Other California (g)				4,328,959	2.2%

Total California				4,859,265	2.5%

Other Municipal Bonds & Notes ^(g)				5,028,220	2.5%

Total Municipal Bonds & Notes (Cost $8,606,262)				9,887,485	5.0%

U.S. GOVERNMENT AGENCIES
Fannie Mae
3.500% due 10/01/2029		656,000		689,671	0.4%
4.000% due 10/01/2044		2,079,000		2,191,233	1.1%
4.500% due 10/01/2044		1,116,500		1,204,773	0.6%
4.500% due 11/01/2044		1,049,000		1,129,130	0.6%
0.000% - 1,000.000% due 10/01/2014 - 01/25/2048 (a)(b)(l)		16,531,093		17,350,418	8.8%
Freddie Mac
1.000% due 03/08/2017 (l)		914,261		916,980	0.5%
1.250% due 10/02/2019		1,293,610		1,258,486	0.7%

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
2.375% due 01/13/2022	$	861,260	$	856,988	0.5%
4.500% due 10/01/2044		1,223,000		1,319,311	0.7%
0.195% - 1,007.500% due 01/01/2015 - 07/01/2047 (a)(l)		3,556,425		3,163,098	1.3%
Other U.S. Government Agencies (a)(g)(j)				967,857	0.6%

Total U.S. Government Agencies (Cost $30,691,223)				31,047,945	15.8%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bonds
3.125% due 08/15/2044 (j)(n)		3,711,900		3,653,323	1.9%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (l)(n)		2,483,721		2,429,487	1.2%
0.125% due 07/15/2022 (j)		2,309,278		2,256,598	1.1%
0.625% due 07/15/2021 (l)(n)		4,864,886		4,968,834	2.5%
1.750% due 01/15/2028		2,668,696		2,977,056	1.5%
2.000% due 01/15/2026		3,023,207		3,447,046	1.8%
2.375% due 01/15/2025		4,109,545		4,820,369	2.5%
2.375% due 01/15/2027		3,146,397		3,730,325	1.9%
2.500% due 01/15/2029		2,955,879		3,614,023	1.8%
3.875% due 04/15/2029		487,872		689,728	0.4%
0.125% - 3.625% due 01/15/2021 - 04/15/2028 (l)(n)		339,526		386,666	0.2%
U.S. Treasury Notes
0.625% due 08/31/2017 (l)		130		128	0.0%

Total U.S. Treasury Obligations (Cost $34,223,260)				32,973,583	16.8%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities ^(a)(g) (Cost $12,676,868)				13,742,976	7.0%
ASSET-BACKED SECURITIES
SLM Student Loan Trust
1.734% due 04/25/2023		604,309		626,879	0.4%
Other Asset-Backed Securities ^(g)				6,237,498	3.1%

Total Asset-Backed Securities (Cost $6,305,053)				6,864,377	3.5%

SOVEREIGN ISSUES
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2015	BRL	6,925,173		2,680,647	1.4%
0.000% due 07/01/2015		7,940,530		2,988,591	1.5%
0.000% due 01/01/2015 - 01/01/2017		2,189,950		786,053	0.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,199,749		862,374	0.4%
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	887,100		1,137,791	0.6%
2.250% due 05/15/2016		1,961,900		2,553,631	1.3%
2.750% due 12/01/2015		1,245,000		1,618,278	0.8%
3.750% due 04/15/2016 (j)		705,600		937,627	0.5%
3.750% due 08/01/2016		759,600		1,018,273	0.5%
4.500% due 07/15/2015		596,800		779,251	0.4%
4.750% due 05/01/2017		481,700		674,260	0.4%
2.150% - 4.750% due 08/01/2015 - 11/12/2017 (e)		957,998		1,284,965	0.6%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015	EUR	558,100	$	702,107	0.4%
Mexico Government International Bond
9.500% due 12/18/2014	MXN	7,704,000		582,036	0.3%
Province of Ontario
4.000% due 06/02/2021	CAD	543,800		530,602	0.3%
Province of Quebec
4.500% due 12/01/2020		773,800		774,690	0.4%
Spain Government International Bond
2.100% due 04/30/2017	EUR	549,400		723,296	0.4%
3.150% due 01/31/2016		538,300		706,382	0.4%
3.250% due 04/30/2016		754,000		997,243	0.5%
3.300% due 07/30/2016		1,603,400		2,136,661	1.1%
3.750% due 10/31/2015		1,483,400		1,945,293	1.0%
4.250% - 5.500% due 10/31/2016 - 01/31/2018		921,900		1,295,012	0.7%
Other Sovereign Issues (e)(g)				3,273,265	1.5%

Total Sovereign Issues (Cost $33,450,827)				30,988,328	15.8%

CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (c)(g) (Cost $169,038)				176,706	0.1%
PREFERRED SECURITIES
Total Preferred Securities (f)(g) (Cost $17,191)				17,263	0.0%
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
BNP Paribas
0.505% due 04/01/2015	$	750,000		750,019	0.4%
Credit Agricole Corporate and Investment Bank
0.565% due 11/30/2015		1,000,000		999,998	0.5%
Itau Unibanco Holding S.A.
0.000% - 1.190% due 10/31/2014 - 06/26/2015		952,750		952,330	0.5%
Other Certificates of Deposit (g)				2,151,188	1.1%

Total Certificates of Deposit				4,853,535	2.5%

COMMERCIAL PAPER
Total Commercial Paper (g)				485,784	0.3%
REPURCHASE AGREEMENTS (i)
				105,400	0.1%
SHORT-TERM NOTES
Total Short-Term Notes (g)				90,467	0.1%
GREECE TREASURY BILLS
2.114% due 10/10/2014 - 12/19/2014 (d)	EUR	728,810		918,816	0.5%
MEXICO TREASURY BILLS
3.241% due 10/30/2014 - 04/01/2015 (d)	MXN	48,195,164		3,555,582	1.8%
SLOVENIA TREASURY BILLS
Total Slovenia Treasury Bills				126	0.0%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY BILLS
0.040% due 03/05/2015 - 04/02/2015 (d)(j)	$	19,340	$	19,338	0.0%

Total Short-Term Instruments (Cost $10,193,426)				10,029,048	5.3%

Total Investments in Securities (Cost $172,976,557)				174,026,487	88.8%

		SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III		3,267,402,363		32,644,617	16.6%

Total Short-Term Instruments (Cost $32,644,847)				32,644,617	16.6%

Total Investments in Affiliates (Cost $32,644,847)				32,644,617	16.6%

Total Investments (Cost $205,621,404)			$	206,671,104	105.4%

Financial Derivative Instruments (k)(m) (Cost or Premiums, net $(465,039))				1,839,058	0.9%

Other Assets and Liabilities				(12,342,765)	(6.3%)

Net Assets			$	196,167,397	100.0%

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2014.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$273,979	0.14%
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	60,206	68,419	0.04%
Intercapital PLC	1.950%	06/28/2015	08/19/2014	6,000	5,850	0.00%
Navient LLC	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,090	2,108	0.00%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	15,000	15,221	0.01%

				$357,596	$365,577	0.19%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.000%	09/30/2014	10/01/2014	$2,700	U.S. Treasury Notes 2.125% due 06/30/2021	$(2,751)	$2,700	$2,700
BOS	0.000%	09/30/2014	10/01/2014	27,600	U.S. Treasury Notes 2.125% due 09/30/2021	(28,129)	27,600	27,600
DEU	0.000%	09/30/2014	10/01/2014	5,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(5,079)	5,000	5,000
FOB	0.000%	09/30/2014	10/01/2014	8,800	U.S. Treasury Notes 0.375% due 03/31/2016	(8,984)	8,800	8,800
JPS	0.000%	09/30/2014	10/01/2014	3,000	Freddie Mac 4.750% due 11/17/2015	(3,070)	3,000	3,000
NMO	0.000%	09/30/2014	10/01/2014	25,000	U.S. Treasury Bills 0.005% due 12/18/2014	(25,509)	25,000	25,000
RDR	0.000%	09/30/2014	10/01/2014	17,400	U.S. Treasury Notes 2.000% due 02/28/2021	(17,742)	17,400	17,400
SAL	0.000%	09/30/2014	10/01/2014	15,900	U.S. Treasury Notes 0.750% due 02/28/2018	(16,236)	15,900	15,900

Total Repurchase Agreements						$(107,500)	$105,400	$105,400

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
CFR	(0.500%)	07/21/2014	12/31/2014	GBP	(656)	$(1,062)
DEU	0.050%	09/30/2014	10/01/2014	$	(567,000)	(567,000)
JPS	(0.020%)	09/29/2014	10/06/2014		(247,813)	(247,812)
MSC	0.250%	09/30/2014	10/20/2014		(40,052)	(40,052)
	0.250%	10/01/2014	10/20/2014		(27,652)	(27,652)
	0.280%	09/30/2014	10/10/2014		(109,947)	(109,948)

Total Reverse Repurchase Agreements						$(993,526)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.041%	10/02/2014	10/16/2014	EUR	(534,634)	$(664,335)

Total Sale-Buyback Transactions						$(664,335)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $1,564,078 at a weighted average interest rate of (0.218%).
(3)	Payable for sale-buyback transactions includes $896 of deferred price drop on sale-buyback transactions.

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BCY	Fannie Mae	5.000%	10/01/2044	$98,000	$(107,800)	$(108,183)
	Fannie Mae	5.500%	10/01/2044	36,000	(39,974)	(40,106)
DEU	Fannie Mae	3.000%	10/01/2029	125,000	(128,779)	(128,779)
	Fannie Mae	5.000%	10/01/2044	211,600	(232,826)	(233,586)
	Ginnie Mae	6.000%	10/01/2044	900	(1,011)	(1,015)
FOB	Fannie Mae	4.000%	11/01/2044	613,000	(642,932)	(644,177)
	Fannie Mae	5.000%	10/01/2044	67,000	(73,763)	(73,962)
GSC	Fannie Mae	3.000%	10/01/2029	150,000	(154,535)	(154,535)
	Fannie Mae	5.000%	10/01/2044	150,500	(165,641)	(166,138)
	Fannie Mae	5.500%	10/01/2044	37,000	(41,041)	(41,220)

Total Short Sales					$(1,588,302)	$(1,591,701)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(j)	Securities with an aggregate market value of $1,677,012 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$2,700	$0	$0	$0	$2,700	$(2,751)	$(51)
BOS	27,600	0	0	0	27,600	(28,129)	(529)
CFR	0	(1,062)	0	0	(1,062)	1,060	(2)
DEU	5,000	(567,000)	0	0	(562,000)	561,873	(127)
FOB	8,800	0	0	0	8,800	(8,984)	(184)
JPS	3,000	(247,812)	0	0	(244,812)	242,458	(2,354)
MSC	0	(177,652)	0	0	(177,652)	182,308	4,656
NMO	25,000	0	0	0	25,000	(25,509)	(509)
RDR	17,400	0	0	0	17,400	(17,742)	(342)
SAL	15,900	0	0	0	15,900	(16,236)	(336)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(148,289)	(148,289)	770	(147,519)
BOA	0	0	0	0	0	1,000	1,000
BPS	0	0	(664,335)	0	(664,335)	664,418	83
DEU	0	0	0	(363,380)	(363,380)	1,010	(362,370)
FOB	0	0	0	(718,139)	(718,139)	8,879	(709,260)
GSC	0	0	0	(361,893)	(361,893)	3,850	(358,043)
JPS	0	0	0	0	0	(1,330)	(1,330)
MSC	0	0	0	0	0	(916)	(916)
NOM	0	0	0	0	0	388	388
SAL	0	0	0	0	0	(3,008)	(3,008)

Total Borrowings and Other Financing Transactions	$105,400	$(993,526)	$(664,335)	$(1,591,701)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	231,956	$(75,203)	$18	$(6,515)
90-Day Eurodollar June Futures	Long	06/2016	37,070	(22,230)	0	(2,194)
90-Day Eurodollar March Futures	Long	03/2016	184,987	(60,934)	0	(10,017)
90-Day Eurodollar September Futures	Long	09/2016	88,959	1,095	0	(4,483)
Call Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	5,820	(2,390)	147	0
Call Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December Futures	Short	11/2014	10,346	(3,147)	0	(915)
Canada Government 10-Year Bond December Futures	Short	12/2014	6,030	(309)	1,992	(2,100)
Euro-BTP Italy Government Bond December Futures	Long	12/2014	3,311	(145)	2	(147)
Euro-Bund 10-Year Bond December Futures	Short	12/2014	7,000	(2,101)	0	(2,299)
Put Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond December Futures	Short	11/2014	10,346	2,774	392	0
Put Options Strike @ EUR 150.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	5,820	1,643	0	(661)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	266,287	(142,425)	0	(33,286)
U.S. Treasury 30-Year Bond December Futures	Long	12/2014	78,465	(76,352)	0	(31,876)
United Kingdom Long Gilt December Futures	Short	12/2014	5,000	(2,276)	0	(2,594)

Total Futures Contracts				$(382,000)	$2,551	$(97,087)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.498%	$	65,000	$1,421	$140	$0	$(54)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$	22,077	$1,537	$1,537	$134	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019		606,573	36,991	(8,097)	3,694	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019		921,800	15,022	(3,559)	1,051	0
CDX.IG-22 10-Year Index	1.000%	06/20/2024		404,800	(3,002)	(4,433)	869	0

					$50,548	$(14,552)	$5,748	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	4,473,200	$(53,846)	$(48,574)	$0	$(942)
Pay	3-Month USD-LIBOR	1.750%	06/15/2017		9,354,000	(25,541)	(26,531)	0	(1,331)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		13,185,200	94,469	(17,077)	0	(1,540)
Pay	3-Month USD-LIBOR	4.000%	06/19/2024		3,800,000	91,341	50,645	0	(3,820)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		1,850,000	83,733	23,026	0	(1,893)
Receive	3-Month USD-LIBOR	2.550%	09/04/2024		212,500	1,484	2,339	297	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,312,700	(706,283)	228,503	19,702	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		7,889,100	637,745	12,625	43,402	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		3,512,600	(244,391)	(459,215)	21,038	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	6,168,300	14,272	90	191	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		750,100	657	(106)	52	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,228,000	18,020	(2,184)	648	0
Pay	28-Day MXN-TIIE	5.000%	06/11/2018		24,700	5	0	3	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		418,700	645	5	51	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		5,321,000	8,824	(960)	857	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		5,238,000	3,292	448	913	0
Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,000,000	1,858	(350)	211	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		86,100	191	(7)	18	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021		207,400	735	(43)	44	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		3,685,400	(4,474)	1,915	1,593	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		6,277,000	(2,737)	1,280	1,599	(559)
Pay	28-Day MXN-TIIE	6.040%	09/21/2021		1,446,500	605	605	605	0
Pay	28-Day MXN-TIIE	5.905%	09/22/2021		1,115,300	(227)	(227)	0	(227)
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,231,600	(9,774)	(841)	587	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		76,900	(135)	(38)	14	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,098,000	(533)	(308)	205	0
Pay	28-Day MXN-TIIE	6.300%	04/26/2024		15,250,000	(3,669)	(5,648)	2,356	0
Pay	28-Day MXN-TIIE	7.000%	06/08/2034		400,000	(363)	(363)	48	0
Pay	28-Day MXN-TIIE	7.020%	06/08/2034		510,000	(369)	(369)	61	0

						$(94,466)	$(241,360)	$94,495	$(10,312)

Total Swap Agreements						$(42,497)	$(255,772)	$100,243	$(10,366)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(l)	Securities with an aggregate market value of $1,542,984 and cash of $441,173 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$2,693	$100,243	$102,936	$0	$ (98,263)	$ (10,366)	$ (108,629)

(1)	Unsettled variation margin asset of $142 and liability of $(1,176) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	85,894	$		78,287	$1,620	$0
	10/2014		EUR	38,771			50,499	1,529	0
	10/2014		MXN	10,029,967			760,348	14,324	0
	10/2014	$		65,643		JPY	7,170,000	0	(268)
	10/2014			150,000		MXN	1,967,000	0	(3,746)
	11/2014		JPY	94,604,000	$		865,233	2,457	0
	12/2014		MXN	735,019			55,177	711	0
	12/2014	$		7,651		MXN	100,543	0	(203)
	01/2015		MXN	1,478,484	$		112,668	3,309	0
	05/2015		CAD	359,764			327,758	8,164	0
	06/2015		EUR	750,000			1,026,173	76,664	0
	06/2015	$		377,217		EUR	285,641	0	(15,592)
	08/2015		EUR	96,600	$		129,190	6,782	0
	08/2015		JPY	20,610,832			203,100	14,437	0
	06/2016		EUR	1,795,000			2,458,723	159,931	0
	06/2016	$		140,340		EUR	103,913	0	(7,276)
	09/2016		EUR	500,000	$		655,000	12,572	0
BPS	10/2014		AUD	3,009			2,808	173	0
	10/2014		BRL	610,107			266,085	16,833	0
	10/2014		CAD	805,865			727,800	8,502	0
	10/2014		EUR	12,347			15,922	325	0
	10/2014		JPY	32,654,509			314,359	16,620	0
	10/2014		MXN	9,779,354			738,882	11,244	0
	10/2014	$		248,922		BRL	610,107	331	0
	10/2014			2,185,270		MXN	29,160,744	1,901	(18,401)
	11/2014		BRL	117,746	$		47,440	0	(238)
	11/2014		DKK	7,040			1,255	61	0
	11/2014		JPY	221,492			2,021	1	0
	11/2014		MXN	2,627,235			201,028	6,179	0

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2014	$		30,600		BRL	75,686	$47	$0
	12/2014		MXN	4,561,249	$		346,581	8,736	0
	12/2014	$		1,541,512		MXN	20,795,721	2,213	(2,854)
	01/2015		BRL	3,649	$		1,523	70	0
	01/2015		MXN	11,525			864	11	0
	02/2015			3,320,069			251,435	6,320	0
	04/2015		BRL	1,362,772			565,949	35,409	0
	04/2015		DKK	183,832			32,892	1,653	0
	04/2015		MXN	6,773,106			502,909	4,702	0
	06/2015		EUR	125,000			169,524	11,272	0
	06/2015	$		596,026		EUR	444,554	0	(33,216)
	07/2015		BRL	665,910	$		265,623	12,512	0
BRC	10/2014		EUR	64,442			84,909	3,515	0
	10/2014		GBP	1,116,534			1,850,244	40,174	0
	10/2014		JPY	76,769,461			737,862	37,890	0
	10/2014	$		1,922,657		GBP	1,184,330	0	(2,681)
	10/2014			644,996		JPY	70,600,861	0	(1,268)
	10/2014			57,115		TRY	125,756	0	(2,072)
	11/2014		EUR	4,140,000	$		5,318,004	87,059	0
	11/2014		GBP	1,183,254			1,920,362	2,679	0
	11/2014		JPY	235,953,161			2,152,441	1,257	(678)
	11/2014	$		6,405		CHF	6,128	16	0
	11/2014			9,035		GBP	5,516	0	(95)
	12/2014		MXN	1,090,129	$		82,687	1,943	0
	12/2014	$		65,113		MXN	863,829	1	(1,132)
	01/2015		BRL	496,351	$		207,072	9,377	0
	06/2015	$		808,562		EUR	603,446	0	(44,593)
	06/2016		EUR	540,000	$		741,254	49,412	0
CBK	10/2014		BRL	1,351,040			592,874	40,922	0
	10/2014		CAD	116,729			104,595	405	0
	10/2014		EUR	4,514,790			5,820,469	117,257	0
	10/2014		MXN	3,921,682			290,639	0	(1,074)
	10/2014	$		122,181		AUD	137,698	0	(1,620)
	10/2014			551,220		BRL	1,351,040	732	0
	10/2014			9,111		EUR	7,066	0	(185)
	10/2014			117,502		JPY	12,859,396	0	(252)
	10/2014			1,022,780		MXN	13,733,520	1,202	(1,504)
	11/2014		AUD	978,427	$		854,503	1,612	(1,772)
	11/2014		JPY	12,859,396			117,527	251	0
	11/2014	$		18,771		EUR	14,790	0	(87)
	11/2014			21,507		GBP	13,274	6	0
	11/2014			1,831		JPY	200,611	0	(1)
	12/2014			115,415		MXN	1,520,527	0	(2,792)
	06/2015		EUR	500,000	$		683,670	50,664	0
	06/2015	$		6,620		EUR	5,004	0	(285)
	07/2015		BRL	495,801	$		200,380	11,927	0
	06/2016	$		337,675		EUR	250,000	0	(17,544)
DUB	10/2014		EUR	153,482	$		198,630	4,774	0
	10/2014		GBP	306,153			508,345	12,026	0
	10/2014		JPY	90,663,500			848,960	22,304	0
	10/2014	$		681,253		JPY	74,575,015	0	(1,290)
	11/2014		JPY	74,575,015	$		681,388	1,273	0
	11/2014	$		17,772		EUR	14,003	0	(81)
	12/2014		MXN	2,359,880	$		174,528	0	(265)
	06/2015	$		571,662		EUR	439,479	0	(15,276)
	07/2015		BRL	572,727	$		234,051	16,359	0
	08/2015		EUR	536,500			718,606	38,773	0
	02/2016			450,000			605,520	32,109	0
	06/2016			1,250,000			1,709,019	108,363	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2016	$		2,636		EUR	1,950	$0	$(139)
	09/2016		EUR	500,000	$		656,880	14,452	0
FBF	11/2014		JPY	10,452,392			95,343	19	0
	01/2015		BRL	9,819			4,152	241	0
	01/2015	$		2,236		BRL	5,277	0	(134)
	04/2015		BRL	823,214	$		337,878	17,393	0
	06/2015		EUR	500,000			682,925	49,919	0
	06/2015	$		574,559		EUR	428,617	0	(31,925)
	07/2015		BRL	2,673,775	$		1,087,202	70,905	0
	06/2016		EUR	500,000			685,010	44,748	0
GLM	10/2014		CAD	808,706			730,309	8,475	0
	10/2014		EUR	990,308			1,247,621	0	(3,365)
	10/2014		JPY	55,000			528	27	0
	10/2014		MXN	2,475,785			188,087	3,926	0
	10/2014	$		177,375		MXN	2,329,469	0	(4,170)
	11/2014		MXN	6,458,578	$		493,499	14,009	0
	11/2014	$		3,290		GBP	2,018	0	(19)
	12/2014		MXN	12,566,279	$		952,074	21,091	0
	12/2014	$		246,415		MXN	3,279,707	0	(3,492)
	01/2015		MXN	492,820	$		37,554	1,101	0
	04/2015		BRL	3,071,994			1,265,646	69,689	0
	06/2015	$		585,457		EUR	439,427	0	(29,137)
	07/2015		BRL	1,127,742	$		450,532	21,879	0
HUS	10/2014		EUR	2,000,000			2,593,614	67,156	0
	10/2014		GBP	7,893			12,778	0	(18)
	10/2014	$		2,810		GBP	1,691	0	(68)
	11/2014		AUD	179,283	$		156,158	0	(447)
	11/2014		JPY	520,108			4,744	1	0
	12/2014	$		7,791		MXN	103,301	0	(140)
	01/2015		BRL	493,706	$		208,271	11,630	0
	04/2015			335,863			136,375	5,620	0
	04/2015		DKK	133,079			23,812	1,197	0
	07/2015		BRL	123,565			50,089	3,122	0
	08/2015		JPY	4,703,399			46,126	3,073	0
JPM	10/2014		BRL	473,089			200,734	7,459	0
	10/2014		HKD	390,293			50,360	98	0
	10/2014		JPY	19,100,300			179,996	5,843	0
	10/2014		MXN	3,245,414			246,546	4,901	0
	10/2014		TRY	125,756			57,910	2,867	0
	10/2014	$		193,019		BRL	473,089	256	0
	10/2014			4,834		GBP	2,965	0	(27)
	10/2014			25,000		MXN	327,813	0	(626)
	11/2014		BRL	75,686	$		30,600	0	(47)
	11/2014		EUR	3,500,000			4,499,079	76,782	0
	11/2014	$		4,516		GBP	2,768	0	(30)
	12/2014			1,006		MXN	13,298	0	(21)
	01/2015		MXN	2,730,708	$		208,078	6,095	0
	01/2015	$		1,048		BRL	2,488	0	(57)
	02/2015		MXN	1,818,983	$		136,116	1,823	0
	04/2015		BRL	481,173			200,991	13,666	0
	06/2015		EUR	1,000,000			1,363,430	97,419	0
	06/2015	$		639,838		EUR	478,199	0	(34,433)
MSB	10/2014		BRL	1,559,046	$		640,060	3,891	(761)
	10/2014		JPY	30,946,028			297,671	15,510	0
	10/2014	$		652,794		BRL	1,559,046	0	(15,864)
	10/2014			377,152		EUR	296,786	0	(2,295)
	10/2014			391,775		GBP	240,796	0	(1,409)
	10/2014			1,506,615		JPY	164,748,330	0	(4,465)
	10/2014			50,000		MXN	655,700	0	(1,246)

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2014		BRL	1,559,046	$		647,031	$15,735	$0
	11/2014		EUR	296,786			377,229	2,293	0
	11/2014		GBP	240,795			391,672	1,417	0
	11/2014		JPY	164,748,330			1,506,946	4,462	0
	01/2015		BRL	356,250			153,583	11,690	0
	04/2015			247,732			101,567	5,123	0
NAB	06/2015		EUR	963,095			1,307,335	88,046	0
	08/2015		JPY	51,203,750			500,000	31,301	0
	06/2016		EUR	900,000			1,235,823	83,018	0
RBC	10/2014		CAD	1,000,000			907,051	14,473	0
	10/2014		MXN	5,304,650			403,405	8,585	0
	10/2014	$		1,285		GBP	798	8	0
	11/2014		JPY	2,127,134	$		19,402	3	0
	12/2014		MXN	11,172,165			848,438	20,628	0
	12/2014	$		20,986		MXN	275,764	0	(561)
	01/2015		MXN	3,943,197	$		300,440	8,772	0
	02/2015	$		444,487		MXN	5,939,185	0	(6,007)
	03/2015		MXN	9,996,492	$		747,598	11,362	0
SOG	10/2014		AUD	134,689			124,917	6,990	0
	12/2014		MXN	4,038,212			298,612	0	(492)
	12/2014	$		143,922		MXN	1,897,284	0	(3,393)
UAG	10/2014		BRL	1,653,467	$		693,108	18,161	(558)
	10/2014		CNY	5,908			953	0	(8)
	10/2014		EUR	115,396			151,746	5,995	0
	10/2014		JPY	93,085,930			895,040	46,296	0
	10/2014		NZD	26,265			21,845	1,341	0
	10/2014	$		695,757		BRL	1,653,467	0	(20,252)
	10/2014			78,405		EUR	61,302	0	(978)
	10/2014			20,769		NZD	26,265	0	(265)
	11/2014		BRL	1,180,378	$		490,761	12,797	0
	11/2014		EUR	61,302			78,421	977	0
	11/2014		NZD	26,265			20,702	265	0
	11/2014	$		47,440		BRL	117,745	238	0
	12/2014			146,159		MXN	1,940,531	0	(2,427)
	01/2015		BRL	496,474	$		208,165	10,422	0
	01/2015	$		419,002		BRL	992,234	0	(23,799)
	04/2015		BRL	602,424	$		249,709	15,180	0
	06/2015		CNY	25,241			4,062	13	0
	06/2015	$		152,082		EUR	115,396	0	(5,990)
	07/2015		BRL	2,281,011	$		932,170	65,162	0
	10/2015			530,000			203,729	7,290	0

Total Forward Foreign Currency Contracts								$2,306,223	$(377,406)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-22 5-Year Index	Sell	0.990%	10/15/2014	$	178,000	$(564)	$(38)
	Call - OTC CDX.IG-22 5-Year Index	Buy	0.450%	12/17/2014		1,500,000	(475)	(133)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.750%	12/17/2014		1,500,000	(1,913)	(3,324)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		237,800	(279)	(326)
CBK	Put - OTC CDX.HY-22 5-Year Index	Sell	1.060%	12/17/2014		150,000	(1,901)	(3,067)
	Call - OTC CDX.HY-22 5-Year Index	Buy	1.100%	12/17/2014		150,000	(148)	(78)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		359,000	(422)	(492)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$		403,200	$(822)	$(356)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014			201,600	(397)	(149)
GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.800%	11/19/2014		EUR	500,000	(675)	(565)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	11/19/2014			500,000	(483)	(395)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014			1,115,200	(3,220)	(1,627)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014			607,600	(1,109)	(542)
JPM	Put - OTC CDX.HY-22 5-Year Index	Sell	1.060%	12/17/2014	$		250,000	(3,267)	(5,111)
	Call - OTC CDX.HY-22 5-Year Index	Buy	1.100%	12/17/2014			250,000	(248)	(130)
	Call - OTC CDX.IG-22 5-Year Index	Buy	0.450%	12/17/2014			500,000	(175)	(44)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.750%	12/17/2014			500,000	(625)	(1,108)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014			400,400	(901)	(442)

								$(17,624)	$(17,927)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	97.000	11/10/2014	$	356,400	$(492)	$(13)
	Put - OTC USD versus JPY		80.000	02/18/2019		539,100	(29,960)	(15,452)
	Put - OTC USD versus JPY		80.000	02/28/2019		175,000	(9,471)	(5,082)
BPS	Call - OTC USD versus BRL	BRL	2.589	10/30/2014		237,200	(2,099)	(2,099)
	Put - OTC USD versus JPY	JPY	99.000	11/10/2014		500,000	(875)	(41)
BRC	Put - OTC USD versus JPY		97.000	11/10/2014		211,100	(264)	(7)
	Put - OTC USD versus JPY		94.750	04/21/2016		150,000	(2,284)	(1,630)
CBK	Put - OTC USD versus JPY		98.000	11/10/2014		300,000	(945)	(16)
	Put - OTC USD versus JPY		99.000	09/30/2015		359,700	(2,956)	(2,956)
GLM	Call - OTC USD versus MXN	MXN	14.090	06/15/2015		250,000	(4,775)	(6,302)
JPM	Call - OTC USD versus BRL	BRL	2.575	10/31/2014		149,100	(1,439)	(1,419)
UAG	Put - OTC USD versus JPY	JPY	98.000	11/10/2014		210,800	(443)	(11)

							$(56,003)	$(35,028)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	$100,000	$(1,710)	$(1,302)
	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	1,757,700	(14,866)	(430)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(1,041)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(112)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(155)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(123)
JPM	Cap - OTC CPURNSA Index	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(690)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(361)

						$(71,048)	$(4,214)

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015	$	1,000,000	$(23,000)	$(1,015)
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	(23,050)	(1,015)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,437)	(1)
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		246,500	(2,416)	0
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	11/17/2014		2,000,000	(3,200)	(208)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		2,000,000	(7,750)	(8,225)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	12/02/2014		813,000	(1,707)	(421)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	12/02/2014		813,000	(3,667)	(4,354)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015	EUR	459,400	(1,191)	(1,387)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		459,400	(3,810)	(2,534)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800%	12/01/2014	$	1,388,600	(2,474)	(1,639)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	12/01/2014		1,388,600	(6,943)	(5,867)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	12/02/2014		2,000,000	(16,940)	(6,912)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.430%	12/09/2014	EUR	1,000,000	(1,068)	(1,564)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650%	12/09/2014		1,000,000	(1,424)	(816)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	10/27/2014	$	2,000,000	(5,150)	(715)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	12/02/2014		2,000,000	(21,600)	(2,435)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.060%	12/09/2014	EUR	250,000	(842)	(948)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.120%	12/09/2014		250,000	(1,360)	(1,582)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.360%	12/09/2014		250,000	(2,234)	(881)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.420%	12/09/2014		250,000	(1,716)	(587)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	12/15/2014		750,000	(1,456)	(1,662)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.500%	12/15/2014		750,000	(3,105)	(1,191)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.200%	01/20/2015		280,000	(1,174)	(3,335)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.600%	01/20/2015		280,000	(3,256)	(524)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015		589,800	(1,177)	(1,780)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		589,800	(5,316)	(3,254)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	10/14/2014	$	2,000,000	(1,000)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	10/14/2014	$	2,000,000	$(2,000)	$(25)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/14/2014		4,000,000	(16,150)	(8,012)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	11/17/2014		1,243,000	(2,362)	(448)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		1,243,000	(4,257)	(5,112)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	0
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	11/17/2014		2,000,000	(1,350)	(51)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	11/17/2014		2,000,000	(4,948)	(5,544)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	10/14/2014		2,000,000	(2,200)	(6)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.680%	10/14/2014		2,000,000	(3,900)	(55)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/14/2014		2,000,000	(8,900)	(4,006)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	10/14/2014		2,000,000	(7,700)	(1,388)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	11/17/2014		2,000,000	(2,000)	(208)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	11/17/2014		2,000,000	(2,300)	(400)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	11/17/2014		4,000,000	(7,720)	(1,442)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		4,000,000	(19,000)	(16,450)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	11/17/2014		4,000,000	(16,600)	(12,724)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800%	12/01/2014		3,447,200	(6,119)	(4,069)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	12/01/2014		3,447,200	(13,099)	(11,592)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	(11,500)	(508)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		2,068,100	(27,144)	(27,596)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		7,000,000	(94,492)	(110,930)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	10/14/2014		4,000,000	(8,775)	(2,595)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550%	10/14/2014		1,500,000	(5,700)	(2,050)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	10/14/2014		2,000,000	(11,000)	(561)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.950%	10/14/2014		3,500,000	(17,337)	(440)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550%	10/27/2014		1,980,000	(7,128)	(4,445)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	10/27/2014		1,980,000	(20,097)	(55)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	02/02/2015		1,382,000	(22,043)	(18,721)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	(11,650)	(1)

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015	$	500,000	$(11,500)	$(508)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		500,000	(13,125)	(7,933)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	(20,516)	(1)

								$(564,275)	$(302,729)

Total Written Options								$(708,950)	$(359,898)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	12,752	$155,754,200	EUR	5,658,600	GBP	0	$(977,438)
Sales	0	186,914,000		24,778,500		500,000	(857,560)
Closing Buys	0	(27,326,200)		(4,844,900)		0	114,883
Expirations	(6,376)	(187,614,500)		(13,838,200)		(500,000)	939,751
Exercised	(6,376)	(16,727,900)		(1,872,800)		0	71,414

Balance at End of Period	0	$110,999,600	EUR	9,881,200	GBP	0	$(708,950)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	$	7,500	$2,342	$114	$2,456	$0
BPS	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%		3,300	1,027	54	1,081	0
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%		7,500	962	(193)	769	0
GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%		17,900	2,097	(262)	1,835	0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%		7,600	2,281	209	2,490	0
HUS	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%		5,700	1,787	80	1,867	0
JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%		1,200	144	(21)	123	0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%		11,900	3,645	253	3,898	0
MYC	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%		9,200	1,104	(161)	943	0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%		14,900	4,537	343	4,880	0

								$19,926	$416	$20,342	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	American International Group, Inc.	1.000%	06/20/2019	0.607%	$	30,000	$537	$7	$544	$0
	AT&T, Inc.	1.000%	06/20/2019	0.479%		10,000	184	57	241	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		162,200	(2,827)	3,559	732	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.128%		20,000	(298)	518	220	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.281%		25,000	602	(108)	494	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		25,000	575	(25)	550	0
	BP Capital Markets America, Inc.	1.000%	12/20/2016	0.320%		8,500	129	2	131	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		34,600	(407)	541	134	0
	Brazil Government International Bond	1.950%	04/20/2016	0.797%		300	0	8	8	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		24,600	(71)	143	72	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		100,000	(1,323)	1,467	144	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		23,700	(234)	220	0	(14)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		9,000	(317)	110	0	(207)
	China Government International Bond	1.000%	06/20/2015	0.206%		126,600	1,811	(1,048)	763	0
	China Government International Bond	1.000%	09/20/2015	0.223%		50,000	402	(8)	394	0
	China Government International Bond	1.000%	12/20/2015	0.233%		25,000	362	(120)	242	0
	China Government International Bond	1.000%	12/20/2018	0.667%		67,500	812	126	938	0
	China Government International Bond	1.000%	03/20/2019	0.727%		25,000	(48)	350	302	0
	China Government International Bond	1.000%	06/20/2019	0.781%		110,000	773	347	1,120	0
	China Government International Bond	1.000%	09/20/2019	0.830%		20,000	256	(89)	167	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		47,300	320	(117)	203	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		15,600	3,073	(251)	2,822	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		25,000	(1,123)	1,174	51	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%		32,900	(1,099)	1,400	301	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%		65,000	(784)	1,476	692	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		25,000	498	11	509	0
	HSBC Bank PLC	1.000%	03/20/2019	0.465%	EUR	16,000	280	205	485	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%	$	15,000	(435)	535	100	0

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%	$	50,000	$(660)	$1,070	$410	$0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		10,000	(405)	239	0	(166)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		45,000	(1,440)	471	0	(969)
	Italy Government International Bond	1.000%	09/20/2016	0.519%		138,200	1,278	68	1,346	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		3,000	(1)	2	1	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		46,700	443	(121)	322	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		40,300	727	(278)	449	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		9,100	(125)	146	21	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%		50,000	(1,280)	1,724	444	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		39,000	(146)	425	279	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		20,000	192	69	261	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		25,000	(358)	706	348	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		298,700	(448)	4,263	3,815	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		135,000	1,139	161	1,300	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	903	(500)	403	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.119%		25,000	305	(82)	223	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.187%		10,000	(114)	237	123	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		25,000	510	(61)	449	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		150,000	(792)	(756)	0	(1,548)
	Russia Government International Bond	1.000%	06/20/2017	2.258%		25,000	(758)	(60)	0	(818)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		23,200	(1,605)	278	0	(1,327)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		175,000	(9,791)	(956)	0	(10,747)
	South Africa Government International Bond	1.000%	09/20/2019	1.874%		100,000	(4,094)	61	0	(4,033)
	Standard Chartered PLC	1.000%	03/20/2019	0.794%	EUR	30,000	(336)	688	352	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%	$	10,000	184	50	234	0
BPS	American International Group, Inc.	1.000%	06/20/2019	0.607%		10,000	179	2	181	0
	AT&T, Inc.	1.000%	06/20/2017	0.231%		25,000	560	(31)	529	0
	Australia & New Zealand Banking Group Ltd.	1.000%	06/20/2019	0.471%		5,000	105	17	122	0
	Bank of America Corp.	1.000%	06/20/2015	0.213%		75,000	578	(130)	448	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%	$	25,000	$(468)	$581	$113	$0
	BP Capital Markets America, Inc.	1.000%	09/20/2016	0.301%		15,000	238	(26)	212	0
	China Government International Bond	1.000%	06/20/2015	0.206%		25,000	384	(233)	151	0
	China Government International Bond	1.000%	09/20/2015	0.223%		15,000	94	24	118	0
	China Government International Bond	1.000%	12/20/2016	0.362%		30,000	615	(182)	433	0
	China Government International Bond	1.000%	03/20/2019	0.727%		25,000	97	204	301	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		7,500	133	50	183	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		15,000	(141)	267	126	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		10,000	(104)	(43)	0	(147)
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		34,400	(1,730)	1,801	71	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		35,000	(951)	1,186	235	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		10,000	(149)	231	82	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		30,000	(1,207)	707	0	(500)
	International Business Machines Corp.	1.000%	06/20/2019	0.389%		50,000	1,407	7	1,414	0
	Italy Government International Bond	1.000%	09/20/2016	0.519%		29,000	310	(28)	282	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		19,500	(280)	551	271	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	903	(500)	403	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		50,000	1,038	(140)	898	0
	State Street Corp.	1.000%	06/20/2016	0.257%		76,000	1,131	(135)	996	0
	U.S. Treasury Notes	0.250%	12/20/2014	0.059%	EUR	100,000	(581)	643	62	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.059%		45,000	(219)	274	55	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		25,000	(495)	591	96	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%	$	70,000	463	(124)	339	0
	UnitedHealth Group, Inc.	1.000%	06/20/2018	0.244%		25,000	677	23	700	0
BRC	American International Group, Inc.	1.000%	06/20/2019	0.607%		45,200	811	8	819	0
	AT&T, Inc.	1.000%	12/20/2017	0.280%		25,000	573	9	582	0
	Bank of America Corp.	1.000%	12/20/2014	0.213%		100,000	443	(241)	202	0
	Bank of America Corp.	1.000%	06/20/2015	0.213%		50,000	392	(93)	299	0
	Bank of America Corp.	1.000%	09/20/2019	0.767%		2,300	25	1	26	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		65,000	(1,169)	1,462	293	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		25,000	453	(94)	359	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%		80,000	1,650	146	1,796	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		75,000	1,984	(335)	1,649	0

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Berkshire Hathaway, Inc.	1.000%	06/20/2020	0.668%	$	20,000	$360	$6	$366	$0
	Berkshire Hathaway, Inc.	1.000%	09/20/2021	0.823%		20,000	229	4	233	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.012%		37,000	(1,080)	1,053	0	(27)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.042%		25,000	321	(403)	0	(82)
	Brazil Government International Bond	1.000%	03/20/2015	0.573%		60,000	(1,134)	1,270	136	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		127,100	(1,967)	2,393	426	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		240,700	(2,853)	3,789	936	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		105,000	(514)	979	465	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		54,390	(474)	674	200	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		21,200	(51)	113	62	0
	Brazil Government International Bond	1.000%	09/20/2016	0.902%		25,000	(719)	773	54	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		25,000	(871)	907	36	0
	China Development Bank Corp.	1.000%	06/20/2016	0.559%		20,000	(97)	254	157	0
	China Government International Bond	1.000%	06/20/2015	0.206%		50,000	817	(515)	302	0
	China Government International Bond	1.000%	09/20/2015	0.223%		25,000	308	(111)	197	0
	China Government International Bond	1.000%	12/20/2015	0.233%		75,000	1,074	(347)	727	0
	China Government International Bond	1.000%	09/20/2016	0.342%		50,000	630	33	663	0
	China Government International Bond	1.000%	12/20/2016	0.362%		163,300	3,104	(748)	2,356	0
	China Government International Bond	1.000%	12/20/2018	0.667%		155,100	1,727	428	2,155	0
	China Government International Bond	1.000%	03/20/2019	0.727%		125,000	304	1,201	1,505	0
	China Government International Bond	1.000%	06/20/2019	0.781%		199,300	1,384	644	2,028	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		30,000	(266)	517	251	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		25,000	4,886	(363)	4,523	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		50,000	(2,557)	2,659	102	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.202%		89,200	627	(267)	360	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.202%		50,000	423	(120)	303	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		100,000	1,491	(278)	1,213	0
	General Motors Co.	5.000%	03/20/2016	0.700%		40,000	3,517	(933)	2,584	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		45,000	(1,437)	1,739	302	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		60,000	(891)	1,384	493	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		10,000	(149)	231	82	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		25,000	(969)	552	0	(417)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%	$	100,000	$(3,035)	$881	$0	$(2,154)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		20,000	(448)	(78)	0	(526)
	Italy Government International Bond	1.000%	09/20/2016	0.519%		700	4	3	7	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%		30,300	114	177	291	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		120,500	(1,033)	1,236	203	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		24,400	0	4	4	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.156%		175,000	1,535	(415)	1,120	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%		25,000	304	(82)	222	0
	MetLife, Inc.	1.000%	06/20/2016	0.217%		25,000	431	(86)	345	0
	MetLife, Inc.	1.000%	06/20/2017	0.339%		25,000	555	(101)	454	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		100,000	1,928	(229)	1,699	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		61,000	(635)	1,071	436	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		50,000	(124)	558	434	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		1,400	(12)	25	13	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		23,500	(830)	1,136	306	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		5,000	(112)	182	70	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		191,000	(316)	2,755	2,439	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		50,000	435	46	481	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		85,000	1,495	104	1,599	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		80,000	1,609	(172)	1,437	0
	Russia Government International Bond	1.000%	12/20/2016	2.212%		50,000	(205)	(1,094)	0	(1,299)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		10,300	(689)	99	0	(590)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		15,800	(149)	357	208	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%		50,000	848	(243)	605	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.059%	EUR	104,000	(1,467)	1,594	127	0
	Wells Fargo & Co.	1.000%	09/20/2019	0.498%	$	20,000	482	4	486	0
CBK	American International Group, Inc.	1.000%	06/20/2019	0.607%		5,600	84	18	102	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		25,000	(434)	547	113	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.305%		25,000	629	(108)	521	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.396%		25,000	670	(111)	559	0

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	09/20/2015	0.628%	$	21,000	$(330)	$411	$81	$0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		113,700	(915)	1,332	417	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		40,000	(1,045)	1,103	58	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		15,000	(136)	128	0	(8)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.910%		10,000	23	53	76	0
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.471%		20,800	547	(39)	508	0
	China Government International Bond	1.000%	06/20/2015	0.206%		24,900	388	(238)	150	0
	China Government International Bond	1.000%	12/20/2016	0.362%		50,000	981	(259)	722	0
	China Government International Bond	1.000%	12/20/2018	0.667%		120,600	1,273	403	1,676	0
	China Government International Bond	1.000%	03/20/2019	0.727%		240,000	1,068	1,822	2,890	0
	China Government International Bond	1.000%	06/20/2019	0.781%		667,600	4,392	2,401	6,793	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		25,000	141	(34)	107	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		17,500	319	109	428	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		10,000	(97)	180	83	0
	Export-Import Bank of China	1.000%	06/20/2017	0.665%		10,000	(396)	489	93	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.398%		10,000	0	26	26	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		25,000	(1,123)	1,174	51	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		25,000	(876)	1,067	191	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%		25,000	(190)	456	266	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		25,000	487	22	509	0
	General Motors Co.	5.000%	09/20/2016	0.802%		15,000	1,502	(245)	1,257	0
	HSBC Bank PLC	1.000%	06/20/2019	0.488%	EUR	25,000	853	(88)	765	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%	$	12,100	(274)	355	81	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		15,000	(218)	341	123	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%		5,000	(95)	135	40	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		15,000	(503)	253	0	(250)
	Italy Government International Bond	1.000%	06/20/2019	0.968%		10,300	(185)	202	17	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		100,000	144	(125)	19	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		10,800	(272)	297	25	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2015	0.297%	$	91,800	$(808)	$1,464	$656	$0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		232,600	(2,150)	4,422	2,272	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%		50,000	(48)	591	543	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		25,000	(707)	1,006	299	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		37,500	(706)	1,194	488	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		84,700	61	1,021	1,082	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		320,400	2,656	430	3,086	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	853	(449)	404	0
	Petrobras International Finance Co.	1.000%	03/20/2015	0.812%		65,000	160	(86)	74	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		15,000	299	(30)	269	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		25,000	(750)	(67)	0	(817)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		72,500	(4,968)	821	0	(4,147)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		440,000	(25,492)	(1,529)	0	(27,021)
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		47,400	362	(15)	347	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		54,000	1,036	227	1,263	0
	Whirlpool Corp.	1.000%	06/20/2019	0.682%		100,000	1,340	134	1,474	0
DUB	American International Group, Inc.	1.000%	03/20/2019	0.571%		59,800	908	216	1,124	0
	American International Group, Inc.	1.000%	06/20/2019	0.607%		55,000	917	80	997	0
	American International Group, Inc.	1.000%	09/20/2019	0.639%		50,000	1,132	(259)	873	0
	AT&T, Inc.	1.000%	06/20/2019	0.479%		15,000	261	100	361	0
	Australia Government International Bond	1.000%	06/20/2019	0.288%		50,000	1,589	60	1,649	0
	Bank of America Corp.	1.000%	06/20/2015	0.213%		100,000	790	(192)	598	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2014	0.102%		25,000	(495)	551	56	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		65,000	(932)	1,226	294	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		40,000	724	(150)	574	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.396%		25,000	605	(46)	559	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		25,000	586	(36)	550	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.012%		20,000	16	(31)	0	(15)
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.027%		25,000	(418)	368	0	(50)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.042%		75,000	(319)	72	0	(247)
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		61,800	(873)	1,081	208	0

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	09/20/2015	0.628%	$	110,000	$(1,220)	$1,648	$428	$0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		75,000	(494)	826	332	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		100,000	(168)	461	293	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		70,400	(1,508)	1,610	102	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		20,000	(163)	151	0	(12)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		29,700	(1,271)	587	0	(684)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.471%		20,800	578	(70)	508	0
	China Government International Bond	1.000%	12/20/2015	0.233%		25,000	349	(107)	242	0
	China Government International Bond	1.000%	12/20/2016	0.362%		115,400	2,264	(599)	1,665	0
	China Government International Bond	1.000%	12/20/2018	0.667%		190,000	1,955	686	2,641	0
	China Government International Bond	1.000%	03/20/2019	0.727%		82,500	287	706	993	0
	China Government International Bond	1.000%	06/20/2019	0.781%		255,000	1,420	1,175	2,595	0
	Citigroup, Inc.	1.000%	06/20/2019	0.710%		75,000	947	61	1,008	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		50,000	305	(91)	214	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		25,000	460	150	610	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		10,000	(48)	132	84	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		15,000	2,798	(178)	2,620	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		15,300	2,975	(207)	2,768	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		110,000	(4,219)	5,058	839	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%		50,000	(1,411)	1,870	459	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%		2,600	(210)	237	27	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		75,000	1,128	(219)	909	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%		150,000	2,777	378	3,155	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		100,000	2,118	(81)	2,037	0
	HSBC Bank PLC	1.000%	12/20/2018	0.440%	EUR	20,000	293	309	602	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%	$	25,000	(619)	787	168	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		15,000	(211)	334	123	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		45,000	(2,120)	1,370	0	(750)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		50,000	(1,511)	435	0	(1,076)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%	$	35,000	$(746)	$(175)	$0	$(921)
	International Business Machines Corp.	1.000%	06/20/2019	0.389%		25,000	723	(16)	707	0
	Italy Government International Bond	1.000%	09/20/2016	0.519%		91,600	729	163	892	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%		58,000	211	347	558	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		47,200	(943)	1,094	151	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		492,800	(1,292)	2,120	828	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		118,800	20	2	22	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		41,700	786	(321)	465	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.156%		150,000	1,312	(351)	961	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		150,000	1,510	(308)	1,202	0
	MetLife, Inc.	1.000%	06/20/2017	0.339%		25,000	522	(68)	454	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		70,000	911	351	1,262	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		75,000	1,525	(250)	1,275	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		9,400	(118)	185	67	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		50,000	(456)	889	433	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		143,200	(1,131)	2,529	1,398	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		25,000	(871)	1,196	325	0
	Mexico Government International Bond	1.000%	03/20/2017	0.470%		15,000	(165)	365	200	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		46,700	(762)	1,411	649	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		172,000	(208)	2,405	2,197	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		17,700	52	147	199	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		120,100	1,228	(71)	1,157	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		25,000	452	(250)	202	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		88,000	1,602	53	1,655	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		79,800	1,621	(187)	1,434	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		400	0	5	5	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.059%	EUR	25,000	(344)	374	30	0
	U.S. Treasury Notes	0.250%	06/20/2015	0.059%		50,000	(526)	618	92	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.072%		50,000	(689)	803	114	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.096%		50,000	(951)	1,125	174	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		50,000	(931)	1,124	193	0
	UnitedHealth Group, Inc.	1.000%	06/20/2019	0.343%	$	50,000	1,432	88	1,520	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		4,000	90	4	94	0
FBF	AT&T, Inc.	1.000%	06/20/2017	0.231%		25,000	560	(31)	529	0
	AT&T, Inc.	1.000%	06/20/2019	0.479%		10,000	164	77	241	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		50,000	1,270	(170)	1,100	0

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	BP Capital Markets America, Inc.	1.000%	12/20/2016	0.320%	$	10,000	$171	$(18)	$153	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		70,000	(777)	1,049	272	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.248%		590	(23)	35	12	0
	China Government International Bond	1.000%	03/20/2015	0.206%		25,000	119	(18)	101	0
	China Government International Bond	1.000%	06/20/2015	0.206%		25,000	136	15	151	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		5,000	(43)	85	42	0
	Export-Import Bank of China	1.000%	12/20/2016	0.573%		10,000	(970)	1,067	97	0
	Export-Import Bank of China	1.000%	06/20/2017	0.665%		11,300	(437)	542	105	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		6,500	1,256	(80)	1,176	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		10,000	(218)	285	67	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		20,000	(318)	483	165	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		21,900	(496)	674	178	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		13,900	(271)	303	32	0
	MetLife, Inc.	1.000%	06/20/2017	0.339%		10,000	222	(40)	182	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		30,000	598	(88)	510	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		25,000	(217)	396	179	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		15,000	127	68	195	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		42,500	(31)	574	543	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.119%		10,000	122	(33)	89	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		25,000	432	38	470	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		25,000	449	0	449	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	173,500	(2,143)	2,681	538	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%	$	50,000	538	(172)	366	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.392%		3,000	80	(8)	72	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		30,000	673	29	702	0
	Wells Fargo & Co.	1.000%	09/20/2019	0.498%		25,000	665	(57)	608	0
	Whirlpool Corp.	1.000%	06/20/2019	0.682%		50,000	646	91	737	0
GST	Apple, Inc.	1.000%	06/20/2019	0.237%		10,000	354	0	354	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		111,400	(1,718)	2,220	502	0
	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.102%		30,000	(962)	1,166	204	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.128%		60,000	(1,275)	1,935	660	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		30,800	(414)	517	103	0
	Brazil Government International Bond	1.000%	09/20/2016	0.902%		47,500	(289)	393	104	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		15,000	(628)	283	0	(345)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.910%	$	85,000	$261	$388	$649	$0
	Canada Government Bond	1.000%	03/20/2015	0.152%		10,000	243	(200)	43	0
	China Government International Bond	1.000%	09/20/2015	0.223%		25,000	182	14	196	0
	China Government International Bond	1.000%	06/20/2017	0.437%		15,000	260	(28)	232	0
	China Government International Bond	1.000%	12/20/2018	0.667%		25,000	226	121	347	0
	China Government International Bond	1.000%	06/20/2019	0.781%		10,000	82	19	101	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		31,100	146	(13)	133	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		16,000	337	54	391	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		20,000	(184)	352	168	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.788%		1,700	321	(12)	309	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		25,000	522	(13)	509	0
	Greece Government International Bond	1.000%	09/20/2015	3.973%		51,600	(1,627)	178	0	(1,449)
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		10,000	(333)	400	67	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		15,000	(605)	355	0	(250)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		26,100	(746)	183	0	(563)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		10,000	(224)	(39)	0	(263)
	Italy Government International Bond	1.000%	06/20/2019	0.968%		30,400	(195)	246	51	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		41,900	49	240	289	0
	Japan Government International Bond	1.000%	09/20/2015	0.105%		50,000	806	(353)	453	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		30,200	568	(231)	337	0
	MetLife, Inc.	1.000%	03/20/2015	0.081%		25,000	(1,561)	1,676	115	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%		27,000	(1,638)	1,929	291	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		32,000	538	39	577	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		54,400	(485)	1,135	650	0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		3,300	(108)	153	45	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		10,000	(143)	282	139	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		161,300	(206)	2,266	2,060	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		68,300	601	57	658	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	903	(499)	404	0

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2024	0.903%	$	10,000	$102	$(20)	$82	$0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.187%		26,300	(289)	613	324	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		10,000	(17)	(86)	0	(103)
	Russia Government International Bond	1.000%	12/20/2016	2.212%		25,000	(141)	(508)	0	(649)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		100,000	(5,281)	(860)	0	(6,141)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		31,100	(265)	674	409	0
	Standard Chartered PLC	1.000%	03/20/2019	0.794%	EUR	20,000	(250)	485	235	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%	$	37,200	133	47	180	0
HUS	Brazil Government International Bond	1.000%	09/20/2019	1.690%		50,000	(1,003)	(595)	0	(1,598)
	China Government International Bond	1.000%	06/20/2017	0.437%		10,000	174	(19)	155	0
	China Government International Bond	1.000%	12/20/2018	0.667%		82,500	968	178	1,146	0
	China Government International Bond	1.000%	03/20/2019	0.727%		30,000	(44)	405	361	0
	China Government International Bond	1.000%	06/20/2019	0.781%		45,000	341	117	458	0
	China Government International Bond	1.000%	09/20/2019	0.830%		20,000	256	(89)	167	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		10,000	(53)	137	84	0
	Export-Import Bank of China	1.000%	06/20/2017	0.665%		2,800	(108)	134	26	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		25,000	(792)	959	167	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		25,000	(566)	770	204	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		2,000	(39)	55	16	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		35,000	(1,321)	738	0	(583)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		124,100	(3,687)	1,014	0	(2,673)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		30,000	(693)	(95)	0	(788)
	Italy Government International Bond	1.000%	09/20/2016	0.519%		12,800	86	39	125	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		39,600	(693)	820	127	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		145,200	(918)	1,162	244	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	866	(462)	404	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.812%		50,000	142	(61)	81	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		41,000	(1,089)	(252)	0	(1,341)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		74,000	(5,079)	845	0	(4,234)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	06/20/2019	2.430%	$	412,500	$(28,394)	$3,062	$0	$(25,332)
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	100,000	(1,239)	1,549	310	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		50,000	(1,084)	1,276	192	0
	U.S. Treasury Notes	0.250%	12/20/2018	0.143%		50,000	(172)	463	291	0
JPM	American International Group, Inc.	1.000%	06/20/2019	0.607%	$	66,900	1,204	8	1,212	0
	Anglo American Capital PLC	1.000%	06/20/2019	1.408%		3,400	(96)	35	0	(61)
	AT&T, Inc.	1.000%	06/20/2017	0.231%		15,000	326	(9)	317	0
	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.102%		20,000	(816)	952	136	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.128%		15,000	(463)	628	165	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		25,000	438	(80)	358	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.281%		25,000	602	(108)	494	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		45,000	1,057	(67)	990	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		40,000	(420)	554	134	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		107,000	(1,219)	1,635	416	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		50,000	(84)	231	147	0
	Brazil Government International Bond	1.000%	09/20/2016	0.902%		99,000	(1,137)	1,353	216	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		46,200	(630)	697	67	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		52,300	(470)	440	0	(30)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		25,000	(875)	300	0	(575)
	China Development Bank Corp.	1.000%	06/20/2016	0.559%		15,000	(130)	248	118	0
	China Government International Bond	1.000%	06/20/2015	0.206%		60,000	494	(132)	362	0
	China Government International Bond	1.000%	09/20/2015	0.223%		10,000	62	16	78	0
	China Government International Bond	1.000%	12/20/2015	0.233%		25,000	349	(107)	242	0
	China Government International Bond	1.000%	12/20/2018	0.667%		115,000	1,188	410	1,598	0
	China Government International Bond	1.000%	03/20/2019	0.727%		60,000	0	723	723	0
	China Government International Bond	1.000%	06/20/2019	0.781%		190,500	1,135	803	1,938	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		40,000	214	(43)	171	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		25,000	(193)	403	210	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		15,000	2,955	(241)	2,714	0
	Ford Motor Credit Co. LLC	5.000%	06/20/2019	0.861%		25,000	5,128	(434)	4,694	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		75,000	(3,867)	4,021	154	0

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%	$	15,000	$(526)	$640	$114	$0
	General Electric Capital Corp.	0.280%	03/20/2016	0.304%		10,000	0	(3)	0	(3)
	General Electric Capital Corp.	1.000%	09/20/2017	0.382%		50,000	1,133	(210)	923	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2017	0.551%		27,000	405	(71)	334	0
	HSBC Bank PLC	1.000%	12/20/2018	0.440%	EUR	3,400	50	53	103	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%	$	35,000	(814)	1,049	235	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		8,700	(138)	210	72	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		10,000	(178)	259	81	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%		2,500	(46)	67	21	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		5,000	(79)	119	40	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		15,000	(605)	355	0	(250)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		50,000	(1,325)	248	0	(1,077)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		10,000	(219)	(44)	0	(263)
	International Business Machines Corp.	1.000%	06/20/2019	0.389%		205,000	5,883	(88)	5,795	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		13,000	71	(50)	21	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		50,000	272	(263)	9	0
	Japan Government International Bond	1.000%	09/20/2015	0.105%		75,000	1,220	(541)	679	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%		25,000	(1,694)	1,916	222	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%		23,000	(1,415)	1,663	248	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		50,000	1,076	(226)	850	0
	Mexico Government International Bond	0.920%	03/20/2016	0.357%		6,950	0	59	59	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		52,700	234	396	630	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		25,000	(889)	1,214	325	0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		400	(13)	19	6	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		25,000	(332)	680	348	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		93,600	(183)	1,379	1,196	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		223,900	2,185	(30)	2,155	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		25,000	(743)	(75)	0	(818)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	06/20/2019	2.430%	$	176,300	$(10,347)	$(479)	$0	$(10,826)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		15,000	299	52	351	0
MBC	Brazil Government International Bond	1.000%	06/20/2015	0.574%		248,900	1,734	(900)	834	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		130,500	938	(430)	508	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		100,000	730	(288)	442	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		61,200	452	(227)	225	0
	Brazil Government International Bond	1.000%	12/20/2019	1.750%		155,000	(5,485)	39	0	(5,446)
	Mexico Government International Bond	1.000%	03/20/2015	0.266%		2,300	15	(6)	9	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		50,000	561	(127)	434	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		10,000	126	(29)	97	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		24,100	361	(73)	288	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		39,900	630	(111)	519	0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		11,700	209	(50)	159	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		48,500	856	(182)	674	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		157,600	2,154	(141)	2,013	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		55,000	612	(83)	529	0
MYC	AT&T, Inc.	1.000%	06/20/2019	0.479%		25,000	410	192	602	0
	Australia Government International Bond	1.000%	06/20/2019	0.288%		25,000	794	30	824	0
	Barclays Bank PLC	1.000%	06/20/2015	0.200%	EUR	55,600	577	(150)	427	0
	Barclays Bank PLC	1.000%	09/20/2015	0.237%		42,000	457	(46)	411	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%	$	77,000	(1,445)	1,792	347	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		50,000	1,391	(291)	1,100	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		31,500	(305)	411	106	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		25,000	(157)	254	97	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		100,000	(806)	1,248	442	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		75,000	(608)	883	275	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		25,000	(883)	919	36	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		45,000	(1,751)	716	0	(1,035)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.910%		10,000	15	61	76	0

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.471%	$	8,400	$233	$(28)	$205	$0
	China Development Bank Corp.	1.000%	06/20/2016	0.559%		50,000	(326)	719	393	0
	China Government International Bond	1.000%	03/20/2015	0.206%		13,300	63	(9)	54	0
	China Government International Bond	1.000%	12/20/2015	0.233%		50,000	712	(227)	485	0
	China Government International Bond	1.000%	06/20/2017	0.437%		15,000	236	(4)	232	0
	China Government International Bond	1.000%	12/20/2018	0.667%		100,000	1,039	350	1,389	0
	China Government International Bond	1.000%	03/20/2019	0.727%		57,500	17	675	692	0
	China Government International Bond	1.000%	06/20/2019	0.781%		70,000	497	215	712	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		15,000	44	20	64	0
	Credit Suisse Group	1.000%	06/20/2015	0.194%	EUR	24,700	289	(98)	191	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%	$	40,000	(232)	567	335	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		14,800	2,762	(176)	2,586	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		25,000	4,915	(391)	4,524	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		50,000	(2,368)	2,470	102	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		85,000	(3,104)	3,752	648	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%		25,000	469	57	526	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		25,000	(623)	791	168	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		30,000	(449)	696	247	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		20,000	(342)	505	163	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		15,000	(318)	(5)	0	(323)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		20,000	(450)	(76)	0	(526)
	Italy Government International Bond	1.000%	12/20/2016	0.546%		69,300	729	(15)	714	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%		23,000	80	142	222	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		26,400	(479)	563	84	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		37,000	194	(132)	62	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		50,000	272	(263)	9	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		25,000	82	91	173	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		5,000	90	(35)	55	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		25,000	(356)	573	217	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		63,900	(506)	1,270	764	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	03/20/2017	0.470%	$	5,000	$(55)	$122	$67	$0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		10,600	(356)	501	145	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		25,000	(332)	680	348	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		75,000	(184)	1,142	958	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		145,000	1,256	140	1,396	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		25,000	(58)	(200)	0	(258)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		5,600	(318)	(26)	0	(344)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		31,000	(279)	687	408	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		3,800	7	41	48	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%		83,100	1,434	(428)	1,006	0
	United Kingdom Gilt	0.250%	03/20/2015	0.031%		30,000	(339)	372	33	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%		170,000	1,455	(631)	824	0
	United Kingdom Gilt	1.000%	12/20/2016	0.059%		30,000	816	(178)	638	0
RYL	China Government International Bond	1.000%	06/20/2015	0.206%		104,600	1,382	(751)	631	0
	China Government International Bond	1.000%	12/20/2015	0.233%		25,000	362	(120)	242	0
	China Government International Bond	1.000%	09/20/2016	0.342%		1,300	(16)	33	17	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		65,000	(1,465)	1,901	436	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		46,900	(1,041)	1,423	382	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		13,700	(216)	326	110	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		2,100	20	(5)	15	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		50,000	930	(372)	558	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		5,000	(139)	199	60	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	62,000	(752)	944	192	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.096%		25,000	(429)	515	86	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.059%		25,000	(221)	267	46	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.072%		50,000	(689)	803	114	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		50,000	(1,095)	1,288	193	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%	$	72,700	160	192	352	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		19,200	202	(61)	141	0
UAG	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		3,300	(60)	75	15	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		27,600	(261)	369	108	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		35,000	(336)	465	129	0
	China Government International Bond	1.000%	06/20/2015	0.206%		25,000	396	(245)	151	0
	China Government International Bond	1.000%	09/20/2015	0.223%		25,000	219	(23)	196	0

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%	$	65,000	$(3,362)	$3,495	$133	$0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		13,600	(215)	324	109	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		19,100	(270)	407	137	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		17,900	(79)	292	213	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		10,000	(135)	274	139	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	35,500	(408)	518	110	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.096%		125,000	(2,168)	2,602	434	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		175,700	(2,371)	3,046	675	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%	$	100,000	1,202	(471)	731	0
	United Kingdom Gilt	1.000%	12/20/2015	0.035%		37,300	858	(405)	453	0

							$(68,273)	$198,059	$259,502	$(129,716)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	22,677	$(4,869)	$246	$0	$(4,623)
	CDX.EM-12 5-Year Index	5.000%	12/20/2014		70,688	8,323	(7,879)	444	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		464,830	56,827	(48,500)	8,327	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016		99,000	7,301	(1,314)	5,987	0
CBK	MCDX-15 5-Year Index	1.000%	12/20/2015		28,100	(1,092)	1,107	15	0
	MCDX-22 5-Year Index	1.000%	06/20/2019		249,000	2,714	(475)	2,239	0
	MCDX-22 10-Year Index	1.000%	06/20/2024		50,000	(723)	(348)	0	(1,071)
DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014		93,906	10,993	(10,403)	590	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		434,092	54,561	(46,784)	7,777	0
	MCDX-15 5-Year Index	1.000%	12/20/2015		25,000	(980)	993	13	0
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015		30,456	3,948	(3,403)	545	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016		24,750	1,810	(313)	1,497	0
GST	CDX.EM-12 5-Year Index	5.000%	12/20/2014		22,842	2,718	(2,575)	143	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		47,658	5,957	(5,103)	854	0
	CDX.IG-9 10-Year Index 30-100%	0.508%	12/20/2017		241,125	0	3,043	3,043	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		62,017	0	862	862	0
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		22,705	(67)	(17)	0	(84)
	MCDX-14 5-Year Index	1.000%	06/20/2015		80,000	(4,046)	4,075	29	0
	MCDX-15 5-Year Index	1.000%	12/20/2015		10,000	(389)	394	5	0
	MCDX-22 5-Year Index	1.000%	06/20/2019		125,000	1,490	(367)	1,123	0
HUS	CDX.EM-12 5-Year Index	5.000%	12/20/2014		23,500	2,726	(2,578)	148	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		878,242	108,499	(92,765)	15,734	0
JPM	CDX.EM-12 5-Year Index	5.000%	12/20/2014		23,500	2,667	(2,520)	147	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		64,014	7,408	(6,261)	1,147	0
	CDX.IG-9 10-Year Index 30-100%	0.510%	12/20/2017		144,675	0	1,838	1,838	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		130,979	0	1,843	1,843	0
MYC	CDX.EM-12 5-Year Index	5.000%	12/20/2014		23,500	2,785	(2,637)	148	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015		144,008	15,957	(13,377)	2,580	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$	74,250	$5,430	$(939)	$4,491	$0
	MCDX-15 5-Year Index	1.000%	12/20/2015		21,900	(866)	877	11	0
	MCDX-22 5-Year Index	1.000%	06/20/2019		171,000	1,792	(255)	1,537	0
	MCDX-22 10-Year Index	1.000%	06/20/2024		50,000	(897)	(174)	0	(1,071)
UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014		47,000	4,677	(4,381)	296	0

						$294,654	$(238,090)	$63,413	$(6,849)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	71,100	$180	$(1,744)	$0	$(1,564)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		240,000	(285)	(654)	0	(939)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	376,300	(75)	802	727	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		876,000	(235)	1,687	1,452	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		379,500	(691)	(396)	0	(1,087)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		700,000	771	1,225	1,996	0
	Pay	28-Day MXN-TIIE	7.270%	04/10/2029		1,400,000	94	4,383	4,477	0
BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	550,000	394	400	794	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		545,100	193	439	632	0
	Receive	3-Month USD-CPURNSA Index	2.595%	09/03/2029	$	50,000	0	1,176	1,176	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	136,900	(176)	(139)	0	(315)
BRC	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	550,000	607	187	794	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	898,679	358	1,706	2,064	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		181,000	(105)	263	158	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,747,200	(889)	8,132	7,243	0

54	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018	MXN	951,000	$(680)	$576	$0	$(104)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		328,400	(212)	506	294	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		272,900	(62)	485	423	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		536,000	(748)	1,030	282	0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,310,000	18	2,355	2,373	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		800,000	555	2,204	2,759	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		79,100	33	(163)	0	(130)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		466,000	(240)	42	0	(198)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		121,800	(350)	70	0	(280)
CBK	Receive	3-Month USD-CPURNSA Index	2.660%	08/19/2029	$	100,000	0	3,301	3,301	0
DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	81,200	195	(1,987)	0	(1,792)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		648,200	(996)	1,748	752	0
	Receive	3-Month USD-CPURNSA Index	2.493%	09/04/2024	$	100,000	0	1,903	1,903	0
	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024		100,000	0	1,470	1,470	0
	Pay	3-Month USD-CPURNSA Index	2.638%	08/25/2029		50,000	0	1,487	1,487	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	987,000	(410)	2,046	1,636	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		300,000	(442)	600	158	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		272,800	(460)	(168)	0	(628)
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		810,000	(4)	62	58	0
	Pay	28-Day MXN-TIIE	7.020%	06/08/2034		575,000	(25)	(273)	0	(298)
FBF	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	546,900	589	45	634	0
GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017		9,600	3	(76)	0	(73)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,301,100	(826)	3,341	2,515	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		875,400	(638)	542	0	(96)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		672,100	(422)	1,025	603	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		791,100	(152)	1,379	1,227	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		3,275,000	1,366	4,063	5,429	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	44	0	(690)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		7,900,000	8,059	14,466	22,525	0
HUS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	566,400	(24)	841	817	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	555,800	(388)	871	483	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,033,000	(1,781)	7,643	5,862	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		363,100	(290)	250	0	(40)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		73,000	(117)	134	17	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		266,700	(20)	433	413	0
	Pay	28-Day MXN-TIIE	5.470%	04/26/2019		570,000	54	306	360	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	630	181	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,226,300	(4,252)	(2,125)	0	(6,377)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(785)	0	(823)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		345,400	(568)	(228)	0	(796)
	Pay	28-Day MXN-TIIE	6.570%	04/19/2024		16,400	0	23	23	0
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		1,300,000	1,998	(1,906)	92	0
	Pay	28-Day MXN-TIIE	7.025%	06/08/2034		1,100,000	(9)	(515)	0	(524)
JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	1,081,500	492	1,069	1,561	0
	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024	$	100,000	0	1,470	1,470	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	235,900	(95)	306	211	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		105,200	(7)	170	163	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		1,026,000	(349)	2,050	1,701	0
MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	133,800	(155)	(3,191)	0	(3,346)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		63,900	212	(1,628)	0	(1,416)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		35,100	98	(366)	0	(268)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		240,000	(144)	(796)	0	(940)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	500,000	52	383	435	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018	MXN	22,300	$(36)	$41	$5	$0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		447,800	(252)	653	401	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		700,000	(88)	1,173	1,085	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		450,000	(559)	795	236	0
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		684,400	159	1,317	1,476	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		192,600	143	521	664	0
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		650,000	953	(907)	46	0
	Pay	28-Day MXN-TIIE	7.580%	04/05/2034		560,000	(9)	2,361	2,352	0
SOG	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		600,000	100	987	1,087	0
UAG	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	579,000	10	826	836	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		53,600	(214)	4	0	(210)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	175,000	(31)	369	338	0
	Pay	28-Day MXN-TIIE	5.610%	07/07/2021		1,297,400	(2,123)	617	0	(1,506)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021		561,600	(176)	27	0	(149)
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		1,300,000	1,949	(1,857)	92	0

							$(2,396)	$71,556	$93,749	$(24,589)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	Markit IOS.FN30.300.12 Index plus 3.000%	N/A	1-Month USD-LIBOR	01/12/2043	$25,218		$(20)	$0	$(20)

Total Swap Agreements							$243,911	$31,921	$437,006	$(161,174)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(n)	Securities with an aggregate market value of $200,114 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counter party	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$302,500	$0	$34,247	$336,747	$(27,085)	$(25,383)	$(23,419)	$(75,887)	$260,860	$(242,155)	$18,705
BPS	145,115	0	12,504	157,619	(54,709)	(2,140)	(962)	(57,811)	99,808	(92,330)	7,478
BRC	233,323	0	74,145	307,468	(52,519)	(2,653)	(10,430)	(65,602)	241,866	(211,330)	30,536
CBK	224,978	0	36,559	261,537	(27,116)	(9,999)	(33,314)	(70,429)	191,108	(160,270)	30,838
DUB	250,433	0	70,024	320,457	(17,051)	(17,407)	(6,473)	(40,931)	279,526	(262,190)	17,336
FBF	183,225	0	12,737	195,962	(32,059)	0	0	(32,059)	163,903	(158,150)	5,753
GLM	140,197	0	32,299	172,496	(40,183)	(41,994)	(859)	(83,036)	89,460	(96,380)	(6,920)
GST	0	0	22,755	22,755	0	(3,129)	(9,867)	(12,996)	9,759	(7,390)	2,369

56	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	Financial Derivative Assets				Financial Derivative Liabilities
Counter party	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
HUS	$91,799	$0	$30,555	$122,354	$(673)	$0	$(45,109)	$(45,782)	$76,572	$(62,800)	$13,772
JPM	217,209	0	46,573	263,782	(35,241)	(22,903)	(13,903)	(72,047)	191,735	(166,805)	24,930
MBC	0	0	6,731	6,731	0	0	(5,446)	(5,446)	1,285	(6,995)	(5,710)
MSB	60,121	0	0	60,121	(26,040)	0	0	(26,040)	34,081	(34,730)	(649)
MYC	0	0	47,920	47,920	0	(225,837)	(9,527)	(235,364)	(187,444)	132,619	(54,825)
NAB	202,365	0	0	202,365	0	0	0	0	202,365	(189,040)	13,325
RBC	63,831	0	0	63,831	(6,568)	0	0	(6,568)	57,263	(62,750)	(5,487)
RYL	0	0	2,729	2,729	0	(8,442)	0	(8,442)	(5,713)	3,979	(1,734)
SOG	6,990	0	1,933	8,923	(3,885)	0	0	(3,885)	5,038	(6,050)	(1,012)
UAG	184,137	0	5,295	189,432	(54,277)	(11)	(1,865)	(56,153)	133,279	(134,420)	(1,141)

Total Over the Counter	$2,306,223	$0	$437,006	$2,743,229	$(377,406)	$(359,898)	$(161,174)	$(898,478)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,693	$2,693
Swap Agreements	0	5,748	0	0	94,495	100,243

	$0	$5,748	$0	$0	$97,188	$102,936

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,306,223	$0	$2,306,223
Swap Agreements	0	343,257	0	0	93,749	437,006

	$0	$343,257	$0	$2,306,223	$93,749	$2,743,229

	$0	$349,005	$0	$2,306,223	$190,937	$2,846,165

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$98,263	$98,263
Swap Agreements	0	54	0	0	10,312	10,366

	$0	$54	$0	$0	$108,575	$108,629

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$377,406	$0	$377,406
Written Options	0	17,927	0	35,028	306,943	359,898
Swap Agreements	0	136,565	0	0	24,609	161,174

	$0	$154,492	$0	$412,434	$331,552	$898,478

	$0	$154,546	$0	$412,434	$440,127	$1,007,107

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5,669	$5,669
Futures	23	0	0	0	780,905	780,928
Swap Agreements	0	66,082	0	0	(230,779)	(164,697)

	$23	$66,082	$0	$0	$555,795	$621,900

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,365,058	$0	$1,365,058
Purchased Options	0	0	0	0	6,551	6,551
Written Options	0	29,678	0	15,954	811,949	857,581
Swap Agreements	0	116,483	0	0	169,459	285,942

	$0	$146,161	$0	$1,381,012	$987,959	$2,515,132

	$23	$212,243	$0	$1,381,012	$1,543,754	$3,137,032

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5,960)	$(5,960)
Futures	0	0	0	0	68,386	68,386
Swap Agreements	0	(24,991)	0	0	(992,916)	(1,017,907)

	$0	$(24,991)	$0	$0	$(930,490)	$(955,481)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,146,270	$0	$2,146,270
Written Options	0	(9,356)	0	15,428	8,469	14,541
Swap Agreements	0	(40,615)	0	0	26,637	(13,978)

	$0	$(49,971)	$0	$2,161,698	$35,106	$2,146,833

	$0	$(74,962)	$0	$2,161,698	$(895,384)	$1,191,352

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,205,474	$10,679	$1,216,153
Corporate Bonds & Notes
Banking & Finance	0	30,123,183	460,003	30,583,186
Industrials	0	4,088,349	82,453	4,170,802
Utilities	0	2,328,613	22	2,328,635
Municipal Bonds & Notes
Alabama	0	85,221	0	85,221
Arizona	0	14,832	0	14,832
California	0	4,859,265	0	4,859,265
Colorado	0	77,060	0	77,060
Connecticut	0	4,308	0	4,308
District of Columbia	0	13,450	0	13,450
Florida	0	103,812	0	103,812
Georgia	0	222,738	0	222,738

58	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Illinois	$0	$639,277	$0	$639,277
Indiana	0	81,727	0	81,727
Iowa	0	59,829	0	59,829
Kentucky	0	227	0	227
Louisiana	0	98,259	0	98,259
Massachusetts	0	78,271	0	78,271
Michigan	0	57,616	0	57,616
Missouri	0	419	0	419
Nebraska	0	11,999	0	11,999
Nevada	0	469,079	0	469,079
New Jersey	0	215,879	0	215,879
New York	0	1,331,828	0	1,331,828
North Carolina	0	40,942	0	40,942
Ohio	0	782,472	0	782,472
Oregon	0	37,771	0	37,771
Pennsylvania	0	59,576	0	59,576
Rhode Island	0	7,225	0	7,225
Tennessee	0	7,737	0	7,737
Texas	0	279,166	0	279,166
Utah	0	770	0	770
Washington	0	32,444	0	32,444
West Virginia	0	130,300	0	130,300
Wisconsin	0	83,986	0	83,986
U.S. Government Agencies	0	31,019,177	28,768	31,047,945
U.S. Treasury Obligations	0	32,973,583	0	32,973,583
Mortgage-Backed Securities	0	13,450,844	292,132	13,742,976
Asset-Backed Securities	0	6,827,278	37,099	6,864,377
Sovereign Issues	0	30,988,328	0	30,988,328
Convertible Preferred Securities
Banking & Finance	0	176,706	0	176,706
Preferred Securities
Banking & Finance	13,041	0	0	13,041
Industrials	0	4,222	0	4,222
Short-Term Instruments
Certificates of Deposit	0	4,853,535	0	4,853,535
Commercial Paper	0	485,784	0	485,784
Repurchase Agreements	0	105,400	0	105,400
Short-Term Notes	0	90,467	0	90,467
Greece Treasury Bills	0	918,816	0	918,816
Mexico Treasury Bills	0	3,555,582	0	3,555,582
Slovenia Treasury Bills	0	126	0	126
U.S. Treasury Bills	0	19,338	0	19,338
	$13,041	$173,102,290	$911,156	$174,026,487

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,644,617	$0	$0	$32,644,617

Total Investments	$32,657,658	$173,102,290	$911,156	$206,671,104

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,591,701)	$0	$(1,591,701)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,551	100,243	0	102,794
Over the counter	0	2,742,233	996	2,743,229
	$2,551	$2,842,476	$996	$2,846,023

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(Unaudited)

September 30, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(97,087)	$(10,366)	$0	$(107,453)
Over the counter	0	(898,478)	0	(898,478)
	$(97,087)	$(908,844)	$0	$(1,005,931)

Totals	$32,563,122	$173,444,221	$912,152	$206,919,495

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

60	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Notes to Financial Statements (Cont.)

sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

62	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Fund adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Notes to Financial Statements (Cont.)

significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

64	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material a Level 3, reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Notes to Financial Statements (Cont.)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

66	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	67

Notes to Financial Statements (Cont.)

is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of September 30, 2014, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in

68	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2014 are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
$137	$100,000	$(100,137)	$0	$0	$0	$3	$0

70	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
$18,312,080	$76,511,648	$(62,177,700)	$(3,265)	$1,854	$32,644,617	$57,931	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price

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Notes to Financial Statements (Cont.)

differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

72	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the

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Notes to Financial Statements (Cont.)

Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are

74	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Notes to Financial Statements (Cont.)

Credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional

76	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2014

amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

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Notes to Financial Statements (Cont.)

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company,

78	PIMCO TOTAL RETURN FUND

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such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	79

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by

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the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.21%	0.31%	0.21%	0.25%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	81

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2014, the Distributor received $4,229,322 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with

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September 30, 2014

respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$4,005,438	$4,132,212

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	83

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$155,057,923	$215,312,663	$42,557,645	$25,434,274

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,473,201	$16,075,220	3,658,744	$39,838,864
Class P	230,397	2,519,431	355,553	3,870,564
Administrative Class	197,761	2,158,753	536,777	5,855,544
Class D	117,689	1,280,308	332,463	3,636,722
Class A	225,072	2,448,166	421,470	4,599,048
Class B	37	404	122	1,327
Class C	13,917	151,804	70,180	772,581
Class R	19,721	214,988	61,533	671,098

Issued as reinvestment of distributions
Institutional Class	141,205	1,542,138	399,247	4,337,849
Class P	6,150	67,160	17,836	193,899
Administrative Class	24,197	264,253	72,024	782,427
Class D	12,944	141,368	40,293	437,932
Class A	15,576	170,123	47,902	520,593
Class B	33	362	262	2,847
Class C	3,052	33,333	12,516	136,059
Class R	2,132	23,283	6,520	70,835

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	Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Cost of shares redeemed
Institutional Class	(3,967,804)	$(43,233,356)	(6,306,546)	$(68,347,323)
Class P	(321,240)	(3,502,157)	(643,151)	(6,973,831)
Administrative Class	(491,908)	(5,358,403)	(986,775)	(10,722,377)
Class D	(435,787)	(4,744,458)	(782,247)	(8,487,678)
Class A	(526,824)	(5,749,939)	(994,705)	(10,791,786)
Class B	(7,740)	(84,357)	(12,502)	(135,706)
Class C	(160,809)	(1,751,562)	(454,399)	(4,925,437)
Class R	(40,330)	(439,923)	(112,423)	(1,220,267)
Net (decrease) resulting from Fund share transactions	(3,469,358)	$(37,773,061)	(4,259,306)	$(45,876,216)

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Total Return Fund	$2,463,664	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	85

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2014

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ Appreciation (1)
$205,710,838	$5,452,561	$(4,492,295)	$960,266
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

86	PIMCO TOTAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BOS	Banc of America Securities LLC	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	NAB	National Australia Bank Ltd.
DEU	Deutsche Bank Securities, Inc.	NMO	National Bank of Canada
DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.
FBF	Credit Suisse International	RBC	Royal Bank of Canada
FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.
GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
GST	Goldman Sachs International	SOG	Societe Generale
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	HKD	Hong Kong Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
CNY	Chinese Renminbi	NZD	New Zealand Dollar
DKK	Danish Krone	TRY	Turkish New Lira
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	TBD	To Be Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	87

Approval of Investment Advisory Contract

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2015; and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

88	PIMCO TOTAL RETURN FUND

(Unaudited)

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO Low Volatility RAFI®-PLUS suite, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

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Approval of Investment Advisory Contract (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its

90	PIMCO TOTAL RETURN FUND

(Unaudited)

oversight of matters that may involve conflicts of interest with the Trust; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014. The Board noted that, as of May 31, 2014, the Institutional Class of 61%, 67% and 80% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e.,

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	91

Approval of Investment Advisory Contract (Cont.)

Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2014. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fees for the PIMCO Emerging Markets Bond Fund effective October 1, 2014, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in supervisory and administrative fees for PIMCO Emerging Markets Bond Fund effective October 1, 2014. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets

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(Unaudited)

under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 47 out of 60 comparisons. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees, which is beneficial to the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	93

Approval of Investment Advisory Contract (Cont.)

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional

94	PIMCO TOTAL RETURN FUND

(Unaudited)

shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time (including the proposed reductions for certain classes of PIMCO Emerging Markets Bond Fund to be effective October 1, 2014), had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

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Approval of Investment Advisory Contract (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

96	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4016SAR_093014

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

PIMCO TRENDS Managed Futures Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report covering the six-month reporting period ended September 30, 2014, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark ten-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Chairman’s Letter

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, issuer non-diversification risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, short sale risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions - which may impact companies in many sectors, including energy, financial services and defense, among others - may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The PIMCO TRENDS Managed Futures Strategy Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, and other factors such as weather, disease, embargoes, and international economic and political developments.

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C
PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13	12/31/13

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, and Class C shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, and Class C shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through September 30, 2014

Cumulative Total Return for the period ended September 30, 2014
	6 Months*	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	13.37%	15.19%
PIMCO TRENDS Managed Futures Strategy Fund Class P	13.29%	15.10%
PIMCO TRENDS Managed Futures Strategy Fund Administrative Class	13.28%	14.97%
PIMCO TRENDS Managed Futures Strategy Fund Class D	13.12%	14.93%
PIMCO TRENDS Managed Futures Strategy Fund Class A	13.15%	14.96%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	6.94%	8.65%
PIMCO TRENDS Managed Futures Strategy Fund Class C	12.74%	14.32%
PIMCO TRENDS Managed Futures Strategy Fund Class C (adjusted)	11.74%	13.32%
3 Month USD LIBOR Index	0.12%	0.18%
Lipper Alternative Managed Futures Funds Average	6.74%	3.32%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.43% for the Institutional Class shares, 1.53% for Class P shares, 1.68% for Administrative Class shares, 1.83% for Class D shares, 1.83% for Class A shares and 2.58% for Class C shares.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	Class P - PQTPX	Administrative Class - PQTOX
Class D - PQTDX	Class A - PQTAX	Class C - PQTCX

Allocation Breakdown†

Corporate Bonds & Notes	58.8%
Short-Term Instruments‡	24.2%
Asset-Backed Securities	5.9%
Sovereign Issues	4.0%
U.S. Government Agencies	3.2%
Other	3.9%

†	% of Investments, at value as of 09/30/14
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. When making allocation decisions for the strategy, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. PIMCO uses these qualitative and quantitative factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies.

»	Recognition of trends in multiple bond markets led to positions in European Union (“EU”), French,
Italian, British, Australian, and Japanese ten-year Sovereign bonds. These positions contributed to positive returns as interest rates in these regions declined during the reporting period.

»

In currency markets, the Canadian dollar was one of the few currencies to exhibit a strong trend throughout the year. However, its strengthening reversed course in July 2014 and the Fund’s long position in the Canadian dollar gave back gains. Starting in June 2014, the Fund went long the U.S. dollar versus the euro, Swiss franc, and Japanese yen. These currency positions benefited performance as the U.S. dollar strengthened relative to these currencies over the reporting period.

»	Long exposure to Canadian equities added to performance as Canadian equities generally posted positive returns over the reporting period.

»	In commodity markets, short positions in corn added to performance as an overabundance of supply led to declining corn prices over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period *	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,133.70	$6.15	$1,000.00	$1,019.30	$5.82	1.15%
Class P	1,000.00	1,132.90	6.68	1,000.00	1,018.80	6.33	1.25
Administrative Class	1,000.00	1,132.80	7.49	1,000.00	1,018.05	7.08	1.40
Class D	1,000.00	1,131.20	8.28	1,000.00	1,017.30	7.84	1.55
Class A	1,000.00	1,131.50	8.28	1,000.00	1,017.30	7.84	1.55
Class C	1,000.00	1,127.40	12.27	1,000.00	1,013.54	11.61	2.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment (Loss) (a)	Net Realized/ Unrealized Gain	Total Income from Investment Operations	Dividends from Net Investment Income	Total Distributions	Net Asset Value End of Period
Institutional Class
04/01/2014 - 09/30/2014+	$10.16	$(0.02)	$1.38	$1.36	$(0.03)	$(0.03)	$11.49
12/31/2013 - 03/31/2014	10.00	(0.01)	0.17	0.16	0.00	0.00	10.16
Class P
04/01/2014 - 09/30/2014+	10.16	(0.03)	1.38	1.35	(0.03)	(0.03)	11.48
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	0.00	0.00	10.16
Administrative Class
04/01/2014 - 09/30/2014+	10.15	(0.04)	1.39	1.35	(0.02)	(0.02)	11.48
12/31/2013 - 03/31/2014	10.00	(0.02)	0.17	0.15	0.00	0.00	10.15
Class D
04/01/2014 - 09/30/2014+	10.16	(0.05)	1.38	1.33	(0.02)	(0.02)	11.47
12/31/2013 - 03/31/2014	10.00	(0.02)	0.18	0.16	0.00	0.00	10.16
Class A
04/01/2014 - 09/30/2014+	10.16	(0.05)	1.38	1.33	(0.02)	(0.02)	11.47
12/31/2013 - 03/31/2014	10.00	(0.03)	0.19	0.16	0.00	0.00	10.16
Class C
04/01/2014 - 09/30/2014+	10.14	(0.09)	1.38	1.29	(0.00)^	(0.00)^	11.43
12/31/2013 - 03/31/2014	10.00	(0.04)	0.18	0.14	0.00	0.00	10.14

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the period.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment (Loss) to Average Net Assets		Portfolio Turnover Rate

13.37%	$331,584	1.15	%*	1.40	%*	1.15	%*	1.40	%*	(0.45	)%*	21%
1.60	277,870	1.13	*	1.59	*	1.13	*	1.59	*	(0.51	)*	69

13.29	2,758	1.25	*	1.50	*	1.25	*	1.50	*	(0.56	)*	21
1.60	18	1.23	*	1.69	*	1.23	*	1.69	*	(0.63	)*	69

13.28	24	1.40	*	1.65	*	1.40	*	1.65	*	(0.69	)*	21
1.50	10	1.38	*	1.84	*	1.38	*	1.84	*	(0.79	)*	69

13.12	7,447	1.55	*	1.80	*	1.55	*	1.80	*	(0.97	)*	21
1.60	340	1.53	*	1.99	*	1.53	*	1.99	*	(0.89	)*	69

13.15	3,871	1.55	*	1.80	*	1.55	*	1.80	*	(0.83	)*	21
1.60	100	1.53	*	1.99	*	1.53	*	1.99	*	(1.09	)*	69

12.74	732	2.30	*	2.55	*	2.30	*	2.55	*	(1.62	)*	21
1.40	41	2.28	*	2.74	*	2.28	*	2.74	*	(1.63	)*	69

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities	$315,685
Investments in Affiliates	24,376
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,134
Over the counter	34,065
Cash	774
Deposits with counterparty	290
Foreign currency, at value	5,523
Receivable for Fund shares sold	562
Interest and dividends receivable	1,461
Dividends receivable from Affiliates	9
384,879
Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,142
Over the counter	20,790
Payable for investments purchased	281
Payable for investments in Affiliates purchased	9
Deposits from counterparty	15,510
Payable for Fund shares redeemed	404
Accrued investment advisory fees	247
Accrued supervisory and administrative fees	70
Accrued distribution fees	2
Accrued servicing fees	1
Reimbursement to PIMCO	7
38,463
Net Assets	$346,416
Net Assets Consist of:
Paid in capital	$304,518
(Overdistributed) net investment income	(233)
Accumulated undistributed net realized gain	25,240
Net unrealized appreciation	16,891
$346,416
Cost of Investments in Securities	$315,898
Cost of Investments in Affiliates	$24,375
Cost of Foreign Currency Held	$5,579
Cost or Premiums of Financial Derivative Instruments, net	$20

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

September 30, 2014 (Unaudited)

Net Assets:
Institutional Class	$331,584
Class P	2,758
Administrative Class	24
Class D	7,447
Class A	3,871
Class C	732
Shares Issued and Outstanding:
Institutional Class	28,856
Class P	240
Administrative Class	2
Class D	650
Class A	337
Class C	64
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.49
Class P	11.48
Administrative Class	11.48
Class D	11.47
Class A	11.47
Class C	11.43

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)

Investment Income:
Interest	$1,043
Dividends from Investments in Affiliates	51
Miscellaneous income	2
Total Income	1,096

Expenses:
Investment advisory fees	1,787
Supervisory and administrative fees	392
Distribution and/or servicing fees - Class D	3
Distribution fees - Class C	1
Servicing fees - Class A	1
Interest expense	1
Miscellaneous expense	8
Total Expenses	2,193
Waiver and/or Reimbursement by PIMCO	(394)
Net Expenses	1,799

Net Investment (Loss)	(703)

Net Realized Gain (Loss):
Investments in securities	173
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	28,485
Over the counter financial derivative instruments	(2,366)
Foreign currency	542
Net Realized Gain	26,833

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(302)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(47)
Over the counter financial derivative instruments	13,566
Foreign currency assets and liabilities	(92)
Net Change in Unrealized Appreciation	13,124
Net Gain	39,957

Net Increase in Net Assets Resulting from Operations	$39,254

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Period from December 31, 2013 to March 31, 2014
Increase in Net Assets from:

Operations:
Net investment loss	$(703)	$(284)
Net realized gain (loss)	26,833	(39)
Net change in unrealized appreciation	13,124	3,767
Net increase resulting from operations	39,254	3,444

Distributions to Shareholders:
From net investment income
Institutional Class	(788)	0
Class P	(0)^	0
Administrative Class	(0)^	0
Class D	(7)	0
Class A	(5)	0
Class C	(0)^	0

Total Distributions	(800)	0

Fund Share Transactions:
Net increase resulting from Fund share transactions**	29,583	274,935

Total Increase in Net Assets	68,037	278,379

Net Assets:
Beginning of period	278,379	0
End of period*	$346,416	$278,379

* Including undistributed (overdistributed) net investment income of:	$(233)	$1,270

**	See Note 12 in the Notes to Financial Statements.
^	Reflects an amount rounding to less than $500.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.2%

CORPORATE BONDS & NOTES 57.8%

BANKING & FINANCE 37.6%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015	$1,000	$1,022
Achmea Bank NV
3.200% due 11/03/2014	5,000	5,012
Aegon NV
4.625% due 12/01/2015	856	895
Ally Financial, Inc.
3.500% due 07/18/2016	1,000	1,014
4.625% due 06/26/2015	1,050	1,067
8.300% due 02/12/2015	400	409
American Express Credit Corp.
0.533% due 09/22/2017	1,700	1,700
0.724% due 08/15/2019	1,000	1,003
American Honda Finance Corp.
1.000% due 08/11/2015	2,000	2,011
American International Group, Inc.
5.050% due 10/01/2015	750	783
Banco do Brasil S.A.
4.500% due 01/22/2015	800	814
Banco Santander Brasil S.A.
4.500% due 04/06/2015	1,000	1,014
4.625% due 02/13/2017	1,000	1,049
Banco Santander Chile
1.834% due 01/19/2016	900	911
Bank of America N.A.
0.654% due 05/08/2017	4,300	4,304
Bank of Montreal
2.625% due 01/25/2016	1,400	1,438
2.850% due 06/09/2015	400	407
Bank of Nova Scotia
1.950% due 01/30/2017	200	204
BBVA Bancomer S.A.
4.500% due 03/10/2016	2,500	2,619
Bear Stearns Cos. LLC
5.700% due 11/15/2014	1,000	1,002
6.400% due 10/02/2017	600	679
BPCE S.A.
1.484% due 04/25/2016	3,370	3,423
Caisse Centrale Desjardins
1.600% due 03/06/2017	250	253
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	1,950	1,983
CIT Group, Inc.
4.750% due 02/15/2015	3,000	3,036
Citigroup, Inc.
4.875% due 05/07/2015	1,200	1,230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBS Bank Ltd.
0.844% due 07/15/2021		$2,000	$1,972
2.375% due 09/14/2015		1,000	1,017
Dexia Credit Local S.A.
0.533% due 01/17/2016		2,000	2,001
0.634% due 01/11/2017		300	302
Eksportfinans ASA
2.000% due 09/15/2015		1,000	1,001
3.000% due 11/17/2014		3,700	3,714
Erste Abwicklungsanstalt
0.433% due 06/07/2016		5,000	5,014
0.534% due 01/29/2016		3,000	3,010
Ford Motor Credit Co. LLC
0.684% due 11/08/2016		1,500	1,500
3.875% due 01/15/2015		200	202
7.000% due 04/15/2015		435	450
General Electric Capital Corp.
0.514% due 05/15/2017		1,000	1,003
1.000% due 08/11/2015		2,200	2,215
GMAC International Finance BV
7.500% due 04/21/2015	EUR	500	653
Goldman Sachs Group, Inc.
3.300% due 05/03/2015		$800	813
3.700% due 08/01/2015		2,000	2,051
Hana Bank
1.358% due 11/09/2016		1,350	1,361
3.500% due 10/25/2017		1,000	1,047
HSBC Finance Corp.
0.664% due 06/01/2016		750	751
5.000% due 06/30/2015		2,835	2,929
Hyundai Capital Services, Inc.
6.000% due 05/05/2015		1,700	1,751
Industrial Bank of Korea
2.375% due 07/17/2017		2,000	2,037
International Lease Finance Corp.
8.625% due 09/15/2015		3,200	3,388
IPIC GMTN Ltd.
1.750% due 11/30/2015		2,000	2,021
JPMorgan Chase & Co.
0.754% due 02/15/2017		1,100	1,106
Kookmin Bank
1.375% due 01/15/2016		1,000	1,005
1.484% due 10/11/2016		500	507
Korea Development Bank
0.857% due 01/22/2017		1,000	1,003
3.500% due 08/22/2017		1,500	1,577
4.000% due 09/09/2016		2,000	2,108
Korea Exchange Bank
4.875% due 01/14/2016		1,300	1,358
Macquarie Group Ltd.
3.000% due 12/03/2018		1,700	1,737

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
3.800% due 04/29/2016	$1,500	$1,563
6.000% due 04/28/2015	1,000	1,031
Navient LLC
3.875% due 09/10/2015	800	810
5.000% due 04/15/2015	2,000	2,035
6.250% due 01/25/2016	500	520
Nederlandse Waterschapsbank NV
0.285% due 10/27/2014	4,400	4,400
0.306% due 11/06/2014	2,000	2,000
3.000% due 03/17/2015	2,000	2,025
NRW Bank
0.473% due 10/16/2017	6,600	6,623
Regions Financial Corp.
5.750% due 06/15/2015	2,879	2,971
Royal Bank of Canada
0.625% due 12/05/2016	1,400	1,401
Sumitomo Mitsui Banking Corp.
0.554% due 07/11/2017	400	400
SunTrust Bank
0.535% due 04/01/2015	1,000	1,000
Toronto-Dominion Bank
2.200% due 07/29/2015	2,000	2,029
UBS AG
0.873% due 08/14/2019	3,000	3,019
Wachovia Corp.
0.576% due 10/28/2015	3,000	3,005
Wells Fargo & Co.
0.633% due 09/14/2018	3,500	3,501

		130,219

INDUSTRIALS 13.4%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015	100	102
Amgen, Inc.
0.615% due 05/22/2017	900	903
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	664	678
BMW U.S. Capital LLC
0.574% due 06/02/2017	1,400	1,402
Canadian Natural Resources Ltd.
0.608% due 03/30/2016	725	727
Chesapeake Energy Corp.
3.484% due 04/15/2019	200	201
ConAgra Foods, Inc.
0.603% due 07/21/2016	2,000	2,003
CONSOL Energy, Inc.
8.250% due 04/01/2020	1,600	1,686
Covidien International Finance S.A.
1.350% due 05/29/2015	3,000	3,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSX Corp.
5.600% due 05/01/2017	$500	$552
Daimler Finance North America LLC
1.300% due 07/31/2015	3,000	3,019
1.650% due 04/10/2015	1,000	1,006
Devon Energy Corp.
0.684% due 12/15/2015	1,000	1,004
Discovery Communications LLC
3.700% due 06/01/2015	1,040	1,062
Enbridge, Inc.
0.684% due 06/02/2017	300	301
Enterprise Products Operating LLC
3.700% due 06/01/2015	587	599
5.000% due 03/01/2015	2,400	2,445
ERAC USA Finance LLC
5.600% due 05/01/2015	500	514
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	680	701
Freeport-McMoRan, Inc.
1.400% due 02/13/2015	641	643
Georgia-Pacific LLC
7.700% due 06/15/2015	1,000	1,049
Harvest Operations Corp.
2.125% due 05/14/2018	1,000	995
HCA, Inc.
6.375% due 01/15/2015	100	101
9.000% due 12/15/2014	130	132
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,300	1,346
Hyundai Capital America
1.875% due 08/09/2016	300	304
Lowe’s Cos., Inc.
0.654% due 09/10/2019	1,500	1,504
MGM Resorts International
7.500% due 06/01/2016	1,000	1,070
NBCUniversal Enterprise, Inc.
0.919% due 04/15/2018	1,000	1,011
NBCUniversal Media LLC
3.650% due 04/30/2015	1,800	1,834
Nissan Motor Acceptance Corp.
4.500% due 01/30/2015	1,700	1,723
Oracle Corp.
0.743% due 10/08/2019	2,600	2,613
Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016	2,000	2,195
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	1,000	1,017
Transocean, Inc.
4.950% due 11/15/2015	2,000	2,077
Tyco Electronics Group S.A.
0.437% due 01/29/2016	2,500	2,502

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tyson Foods, Inc.
2.650% due 08/15/2019	$400	$401
USG Corp.
8.375% due 10/15/2018	400	417
Xerox Corp.
4.250% due 02/15/2015	1,350	1,369

		46,225

UTILITIES 6.8%
Dominion Resources, Inc.
5.150% due 07/15/2015	700	724
Electricite de France S.A.
0.694% due 01/20/2017	1,800	1,805
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	204
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018	2,400	2,439
KT Corp.
2.625% due 04/22/2019	2,000	1,991
Laclede Group, Inc.
0.982% due 08/15/2017	1,000	1,000
Plains All American Pipeline LP
3.950% due 09/15/2015	570	587
Rosneft Finance S.A.
6.250% due 02/02/2015	100	101
SingTel Group Treasury Pte Ltd.
2.375% due 09/08/2017	2,800	2,875
Sinopec Group Overseas Development Ltd.
1.014% due 04/10/2017	1,000	1,002
Sprint Communications, Inc.
9.125% due 03/01/2017	2,000	2,260
Telecom Italia Capital S.A.
5.250% due 10/01/2015	500	516
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	2,484	2,521
Verizon Communications, Inc.
0.632% due 06/09/2017	2,000	2,006
1.005% due 06/17/2019	600	609
1.764% due 09/15/2016	2,900	2,974

		23,614

Total Corporate Bonds & Notes (Cost $200,207)		200,058

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.3%
University of California Revenue Bonds, Series 2011
0.657% due 07/01/2041	100	100
0.754% due 07/01/2041	1,000	1,004

Total Municipal Bonds & Notes (Cost $1,100)		1,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.2%
Fannie Mae
0.461% due 12/25/2017		$2,120	$2,121
0.735% due 07/25/2041		4,060	4,113
Freddie Mac
0.554% due 11/15/2043		4,771	4,807

Total U.S. Government Agencies (Cost $10,997)			11,041

U.S. TREASURY OBLIGATIONS 1.2%
U.S. Treasury Notes
0.084% due 04/30/2016 †		100	100
0.625% due 12/15/2016 (c)(e)		4,200	4,192

Total U.S. Treasury Obligations (Cost $4,288)			4,292

MORTGAGE-BACKED SECURITIES 2.2%
Commercial Mortgage Trust
1.054% due 06/11/2027		2,200	2,204
6.586% due 07/16/2034		982	1,061
DBRR Trust
0.853% due 02/25/2045		776	776
Deco UK PLC
0.718% due 01/27/2020	GBP	649	1,033
GS Mortgage Securities Trust
4.751% due 07/10/2039		$935	943
JPMorgan Chase Commercial Mortgage Securities Trust
3.853% due 06/15/2043		236	238
Morgan Stanley Capital Trust
3.884% due 09/15/2047		1,400	1,446

Total Mortgage-Backed Securities (Cost $7,758)			7,701

ASSET-BACKED SECURITIES 5.8%
AmeriCredit Automobile Receivables
0.475% due 04/09/2018		5,000	5,001
Chase Issuance Trust
0.354% due 05/15/2018		1,000	1,000
Ford Credit Auto Lease Trust
0.314% due 03/15/2017		3,000	3,001
Morgan Stanley Investment Management Mezzano BV
1.179% due 05/15/2024	EUR	894	1,123
SLC Student Loan Trust
0.314% due 06/15/2022		$5,409	5,398

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.315% due 02/27/2017	$195	$195
0.384% due 01/27/2020	3,076	3,070
0.784% due 10/25/2017	1,107	1,109

Total Asset-Backed Securities (Cost $19,981)		19,897

SOVEREIGN ISSUES 3.9%
Export-Import Bank of Korea
0.935% due 11/26/2016	1,000	1,006
0.984% due 01/14/2017	300	302
5.125% due 03/16/2015	2,400	2,447
Korea Land & Housing Corp.
1.875% due 08/02/2017	1,500	1,504
State of North Rhine-Westphalia
0.535% due 04/28/2017	8,200	8,254

Total Sovereign Issues (Cost $13,506)		13,513

SHORT-TERM INSTRUMENTS 16.8%

CERTIFICATES OF DEPOSIT 4.9%
Banco do Brasil S.A.
1.211% due 06/29/2015	1,500	1,500
Barclays Bank PLC
0.533% due 05/01/2015	2,700	2,700
Credit Agricole Corporate and Investment Bank
0.565% due 11/30/2015	3,300	3,300
Credit Suisse
0.465% due 03/17/2015	500	500
0.610% due 01/28/2016	1,000	1,001
Intesa Sanpaolo SpA
1.614% due 04/11/2016	3,000	3,028
Itau Unibanco Holding S.A.
1.152% due 06/04/2015	3,000	3,000
Kookmin Bank
0.789% due 05/04/2015	1,900	1,900

		16,929

COMMERCIAL PAPER 6.8%
AXA Financial, Inc.
0.561% due 06/10/2015	2,900	2,891
ENI Finance USA, Inc.
0.071% due 10/26/2015	600	599
ENI FINANCE USA, Inc.
0.592% due 05/22/2015	2,800	2,792
Entergy Corp.
0.905% due 01/20/2015	1,800	1,797
0.925% due 01/06/2015	1,700	1,698

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co.
0.693% due 04/06/2015	$400	$399
0.693% due 04/20/2015	800	797
0.919% due 10/03/2014	1,000	1,000
Glencore Funding LLC
0.620% due 10/07/2014	700	700
Kansas City Southern Railway
0.527% due 10/09/2014	1,800	1,800
0.568% due 10/14/2014	1,700	1,700
Macquarie Bank Ltd.
0.565% due 05/06/2015	1,200	1,200
Mohawk Industries, Inc.
0.527% due 10/01/2014	2,700	2,700
NiSource Finance Corp.
0.629% due 10/01/2014	3,200	3,200
0.629% due 10/23/2014	300	300

		23,573

U.S. TREASURY BILLS 5.1%
0.064% due 10/30/2014 - 04/02/2015 (a)(c)(e)†	17,579	17,577

Total Short-Term Instruments (Cost $58,061)		58,079

Total Investments in Securities (Cost $315,898)		315,685

	SHARES
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%
PIMCO Short-Term Floating NAV Portfolio III	2,439,785	24,376

Total Short-Term Instruments (Cost $24,375)		24,376

Total Investments in Affiliates (Cost $24,375)		24,376

Total Investments 98.2% (Cost $340,273)		$340,061

Financial Derivative Instruments (b)(d) 4.1% (Cost or Premiums, net $20)		14,267

Other Assets and Liabilities, net (2.3%)		(7,912)

Net Assets 100.0%		$346,416

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
CAC 40 Index October Futures	Long	10/2014	463	$5	$345	$(205)
Copper December Futures	Short	12/2014	126	304	154	0
Corn December Futures	Short	12/2014	496	1,268	124	0
E-mini S&P 500 Index December Futures	Long	12/2014	448	(344)	0	(89)
Euro STOXX 50 December Futures	Long	12/2014	400	22	227	(151)
Euro-BTP Italy Government Bond December Futures	Long	12/2014	411	482	291	(130)
Euro-OAT France Government 10-Year Bond December Futures	Long	12/2014	374	463	114	0
FTSE/MIB Index December Futures	Long	12/2014	90	32	200	(148)
Gold 100 oz. December Futures	Short	12/2014	113	762	81	0
Natural Gas November Futures	Short	10/2014	46	(116)	15	0
Nikkei 225 Index December Futures	Long	12/2014	443	167	71	(374)

Total Futures Contracts				$3,045	$1,622	$(1,097)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	91,800	$70	$1,097	$94	$0
Pay	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	63,400	1,267	(240)	418	0
Pay	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	5,990,000	2,029	(12)	0	(45)

						$3,366	$845	$512	$(45)

Total Swap Agreements						$3,366	$845	$512	$(45)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(c)	Securities with an aggregate market value of $17,445 and cash of $290 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared (1)	$ 0	$1,622	$512	$2,134	$0	$(1,097)	$(45)	$(1,142)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	1,000	$		935	$43	$0
	10/2014		EUR	2,250			2,909	67	0
	10/2014	$		32,993		AUD	35,444	0	(1,999)
	10/2014			375		CAD	411	0	(8)
	10/2014			644		JPY	70,383	0	(3)
	11/2014		EUR	3,267	$		4,252	124	0
	11/2014		JPY	70,383			645	3	0
	11/2014	$		1,169		EUR	883	0	(53)
	12/2014		GBP	101	$		163	0	0
BPS	10/2014		AUD	1,464			1,356	74	0
	10/2014		CAD	2,581			2,331	27	0
	10/2014	$		497		AUD	555	0	(11)
	10/2014			1,742		JPY	189,700	0	(13)
	11/2014			1,548		EUR	1,169	0	(71)
BRC	10/2014		AUD	1,874		$	1,712	71	0
	10/2014		EUR	1,125			1,479	58	0
	10/2014		GBP	21,900			36,993	1,495	0
	10/2014	$		1,854		CAD	2,000	0	(70)
	10/2014			27,022		CHF	23,991	0	(1,888)
	11/2014			1,021		EUR	783	0	(31)
	12/2014		GBP	1,188		$	1,928	4	0
DUB	10/2014		CAD	101,100			92,665	2,434	0
	10/2014	$		60,114		CAD	64,900	0	(2,191)
FBF	10/2014		CAD	145		$	130	1	0
	10/2014		CHF	91,125			101,694	6,231	0
	10/2014		EUR	18,250			24,704	1,650	0
GLM	10/2014		AUD	29,955			27,775	1,581	0
	10/2014		CHF	71,500			78,597	3,693	0
	10/2014		EUR	31,375			41,951	2,318	0
	10/2014		GBP	21,850			36,908	1,492	0
	10/2014		JPY	6,418,871			61,970	3,437	0
	10/2014		MXN	213,500			16,090	213	0
	10/2014	$		24,722		AUD	26,485	0	(1,560)
	10/2014			34,812		CAD	37,517	0	(1,328)
	10/2014			23,477		CHF	20,868	0	(1,616)
	10/2014			21,687		EUR	15,875	0	(1,633)
	10/2014			33,838		GBP	19,750	0	(1,826)
	10/2014			7,013		JPY	712,500	0	(516)
	11/2014		EUR	2,621		$	3,490	178	0
HUS	10/2014	$		40,781		GBP	24,000	0	(1,880)
	11/2014			804		EUR	609	0	(35)
MSB	10/2014		CHF	1,500		$	1,647	76	0
	10/2014		EUR	28,625			38,316	2,157	0
	10/2014		JPY	6,130,612			59,110	3,206	0
	10/2014		MXN	213,000			16,156	317	0
	10/2014	$		29,155		CHF	25,891	0	(2,031)
	10/2014			32,564		MXN	426,500	0	(848)
RBC	10/2014		AUD	29,145		$	27,020	1,534	0
	10/2014		EUR	15,875			21,575	1,522	0
	10/2014	$		16,901		JPY	1,725,000	0	(1,171)
SCX	10/2014		JPY	210,600		$	1,964	44	0
	11/2014	$		190		EUR	144	0	(8)

Total Forward Foreign Currency Contracts								$34,050	$(20,790)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC AUD versus USD	$	0.825	10/23/2014	AUD	30,000	$3	$12
	Call - OTC EUR versus USD		1.430	11/06/2014	EUR	20,000	3	0
	Call - OTC EUR versus USD		1.425	11/26/2014		30,000	4	0
	Call - OTC EUR versus USD		1.460	12/10/2014		25,000	3	0
	Call - OTC USD versus CAD	CAD	1.200	10/23/2014	$	30,000	3	2
	Put - OTC USD versus CHF	CHF	0.840	12/03/2014		15,000	1	0
	Put - OTC USD versus CHF		0.810	12/10/2014		12,000	1	0
MSB	Put - OTC USD versus JPY	JPY	91.010	12/17/2014		17,000	2	1
	Put - OTC USD versus JPY		90.000	12/29/2014		2,000	0	0

							$20	$15

Total Purchased Options							$20	$15

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(e)	Securities with an aggregate market value of $4,030 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$237	$0	$0	$237	$(2,063)	$0	$0	$(2,063)	$(1,826)	$1,974	$148
BPS	101	0	0	101	(95)	0	0	(95)	6	0	6
BRC	1,628	0	0	1,628	(1,989)	0	0	(1,989)	(361)	280	(81)
DUB	2,434	14	0	2,448	(2,191)	0	0	(2,191)	257	62	319
FBF	7,882	0	0	7,882	0	0	0	0	7,882	(7,370)	512
GLM	12,912	0	0	12,912	(8,479)	0	0	(8,479)	4,433	(4,030)	403
HUS	0	0	0	0	(1,915)	0	0	(1,915)	(1,915)	1,714	(201)
MSB	5,756	1	0	5,757	(2,879)	0	0	(2,879)	2,878	(2,580)	298
RBC	3,056	0	0	3,056	(1,171)	0	0	(1,171)	1,885	(1,800)	85
SCX	44	0	0	44	(8)	0	0	(8)	36	0	36

Total Over the Counter	$34,050	$15	$0	$34,065	$(20,790)	$0	$0	$(20,790)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$374	$0	$843	$0	$405	$1,622
Swap Agreements	0	0	0	0	512	512

	$374	$0	$843	$0	$917	$2,134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,050	$0	$34,050
Purchased Options	0	0	0	15	0	15

	$0	$0	$0	$34,065	$0	$34,065

	$374	$0	$843	$34,065	$917	$36,199

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$967	$0	$130	$1,097
Swap Agreements	0	0	0	0	45	45

	$0	$0	$967	$0	$175	$1,142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,790	$0	$20,790

	$0	$0	$967	$20,790	$175	$21,932

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$2,789	$0	$7,115	$0	$8,170	$18,074
Swap Agreements	0	0	0	0	10,411	10,411

	$2,789	$0	$7,115	$0	$18,581	$28,485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,342)	$0	$(2,342)
Purchased Options	0	0	0	(24)	0	(24)

	$0	$0	$0	$(2,366)	$0	$(2,366)

	$2,789	$0	$7,115	$(2,366)	$18,581	$26,119

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$2,064	$0	$(1,630)	$0	$(72)	$362
Swap Agreements	0	0	0	0	(409)	(409)

	$2,064	$0	$(1,630)	$0	$(481)	$(47)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,566	$0	$13,566

	$2,064	$0	$(1,630)	$13,566	$(481)	$13,519

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

(Unaudited)

September 30, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$130,219	$0	$130,219
Industrials	0	46,225	0	46,225
Utilities	0	23,614	0	23,614
Municipal Bonds & Notes
California	0	1,104	0	1,104
U.S. Government Agencies	0	11,041	0	11,041
U.S. Treasury Obligations	0	4,292	0	4,292
Mortgage-Backed Securities	0	6,925	776	7,701
Asset-Backed Securities	0	19,897	0	19,897
Sovereign Issues	0	13,513	0	13,513
Short-Term Instruments
Certificates of Deposit	0	16,929	0	16,929
Commercial Paper	0	22,974	599	23,573
U.S. Treasury Bills	0	17,577	0	17,577
	$0	$314,310	$1,375	$315,685

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	24,376	0	0	24,376

Total Investments	$24,376	$314,310	$1,375	$340,061

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,622	512	0	2,134
Over the counter	0	34,065	0	34,065
	$1,622	$34,577	$0	$36,199

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,097)	(45)	0	(1,142)
Over the counter	0	(20,790)	0	(20,790)
	$(1,097)	$(20,835)	$0	$(21,932)

Totals	$24,901	$328,052	$1,375	$354,328

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VIII, Ltd., which is a 100% owned subsidiary of the Fund.

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2014

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, and Class C shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Fund may invest in foreign

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Notes to Financial Statements (Cont.)

currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective prospectively for interim or annual periods beginning on or after December 15, 2013. In accordance

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited) September 30, 2014

with investment company reporting requirements under U.S. GAAP, the Fund adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited) September 30, 2014

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Notes to Financial Statements (Cont.)

shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited) September 30, 2014

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Notes to Financial Statements (Cont.)

securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
$34,026	$148,552	$(158,200)	$(1)	$(1)	$24,376	$51	$0

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations

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and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains.

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Notes to Financial Statements (Cont.)

Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any,

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are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Notes to Financial Statements (Cont.)

6. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the

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failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Notes to Financial Statements (Cont.)

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

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Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

7. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under Memorandum and the

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Notes to Financial Statements (Cont.)

Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

Date of Incorporation	09/06/2013
Subscription Agreement	09/20/2013
Fund Net Assets	$346,416
Subsidiary % of Fund Net Assets	0.2%
Subsidiary Financial Statement Information
Total assets	$584
Total liabilities	0
Net assets	584
Total income	$1
Net investment income (loss)	(6)
Net realized gain (loss)	(292)
Net change in unrealized appreciation (depreciation)	(156)
Increase (decrease) in net assets resulting from operations	$(454)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.15%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A and C Classes
0.25%	0.35%	0.25%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Notes to Financial Statements (Cont.)

service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2014, the Distributor received $4,229,322 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

PIMCO has contractually agreed, through July 31, 2015, to reduce its advisory fee by 0.25% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

PIMCO has agreed to waive a portion of the Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amount to PIMCO at September 30, 2014, was as follows (amounts in thousands):

Recoverable Amount
$484

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

44	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited) September 30, 2014

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2014, the amount was $6,183.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$69,854	$43,684

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Notes to Financial Statements (Cont.)

generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$1,302	$133,548	$33,724

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 09/30/2014		Period From 12/31/2013 to 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,819	$61,756	27,384	$274,807
Class P	262	2,960	2	18
Administrative Class	1	12	1	10
Class D	675	7,413	36	361
Class A	328	3,641	110	1,099
Class C	62	678	4	40

Issued as reinvestment of distributions
Institutional Class	72	788	0	0
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class D	1	7	0	0
Class A	0	5	0	0
Class C	0	0	0	0

Cost of shares redeemed
Institutional Class	(4,382)	(46,723)	(37)	(374)
Class P	(24)	(267)	0	0
Administrative Class	0	0	0	0
Class D	(59)	(656)	(3)	(25)
Class A	(1)	(13)	(100)	(1,001)
Class C	(2)	(18)	0	0
Net increase (decrease) resulting from Fund share transactions	2,752	$29,583	27,397	$274,935

As of September 30, 2014, four shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 74% of the Fund, and each of the four shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

46	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited) September 30, 2014

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Notes to Financial Statements (Cont.)

(Unaudited) September 30, 2014

for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO TRENDS Managed Futures Strategy Fund	$408	$0

As of March 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$340,279	$310	$(528)	$(218)
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FBF	Credit Suisse International	SCX	Standard Chartered Bank

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate	oz.	Ounce
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Approval of Investment Advisory Contract

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2015; and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO Low Volatility RAFI®-PLUS suite, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Approval of Investment Advisory Contract (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

oversight of matters that may involve conflicts of interest with the Trust; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014. The Board noted that, as of May 31, 2014, the Institutional Class of 61%, 67% and 80% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e.,

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Approval of Investment Advisory Contract (Cont.)

Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2014. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fees for the PIMCO Emerging Markets Bond Fund effective October 1, 2014, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in supervisory and administrative fees for PIMCO Emerging Markets Bond Fund effective October 1, 2014. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets

54	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 47 out of 60 comparisons. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees, which is beneficial to the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Approval of Investment Advisory Contract (Cont.)

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional

56	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time (including the proposed reductions for certain classes of PIMCO Emerging Markets Bond Fund to be effective October 1, 2014), had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Approval of Investment Advisory Contract (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4017SAR_093014

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

Real Return Strategy Funds

PIMCO Real Income 2019 Fund®

PIMCO Real Income 2029 Fund®

PIMCO Real Return Asset Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO CommoditiesPLUS® Short Strategy Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report covering the six-month reporting period ended September 30, 2014, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark ten-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen

2	PIMCO REAL RETURN STRATEGY FUNDS

earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, value investing risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, gold-related risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, small-cap and mid-cap company risk, arbitrage risk, management risk, operational risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each

4	PIMCO REAL RETURN STRATEGY FUNDS

individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund are intended for long-term investors and an investment in the Funds should be no more than a small part of a typical diversified portfolio. Each Fund’s share price is expected to be more volatile than that of other funds. Each Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities.

The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The PIMCO Real Income 2019 Fund® and PIMCO Real Income 2029 Fund® are designed to represent the portion of a retiree’s portfolio devoted to meeting required spending needs not covered by Social Security or defined benefit plans. The PIMCO Real Income 2019 Fund®’s and PIMCO Real Income 2029 Fund®’s portfolios are composed of mostly Treasury Inflation-Protected Securities (TIPS), with maturities structured over a predetermined time frame to generate systematic, inflation-adjusted distributions. These distributions are a combination of interest and principal, both of which are automatically adjusted to the rate of inflation; they are paid out monthly until the Fund reaches its final maturity date (either 2019 or 2029).

The PIMCO Inflation Response Multi-Asset Fund (“PIMCO Fund of Funds”) may invest its assets in Underlying PIMCO Funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Real Income 2019 Fund®	10/30/09	10/30/09	10/30/09	—	10/30/09	10/30/09	—	10/30/09	—
PIMCO Real Income 2029 Fund®	10/30/09	10/30/09	10/30/09	—	10/30/09	10/30/09	—	10/30/09	—
PIMCO Real Return Asset Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	—	—
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	—	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO CommoditiesPLUS® Short Strategy Fund	08/17/10	08/17/10	08/17/10	—	08/17/10	09/30/10	—	09/30/10	—
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	07/31/14	05/28/10	05/28/10	—	05/28/10	05/28/10
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	—	08/31/11	08/31/11

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

PIMCO Real Income 2019 Fund®

Institutional Class - PRIFX	Class A - PCIAX
Class P - PICPX	Class C - PRLCX
Class D - PRLDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (10/30/09)
PIMCO Real Income 2019 Fund® Institutional Class	0.18%	-0.14%	2.72%
PIMCO Real Income 2019 Fund® Class P	-0.02%	-0.38%	2.63%
PIMCO Real Income 2019 Fund® Class D	0.01%	-0.62%	2.34%
PIMCO Real Income 2019 Fund® Class A	0.01%	-0.62%	2.40%
PIMCO Real Income 2019 Fund® Class A (adjusted)	-3.71%	-4.41%	1.61%
PIMCO Real Income 2019 Fund® Class C	-0.38%	-1.21%	1.88%
PIMCO Real Income 2019 Fund® Class C (adjusted)	-1.29%	-2.05%	1.88%
Barclays U.S. TIPS Real Income 2019 Index	0.36%	0.19%	2.97%
Lipper Retirement Income Funds Average	1.60%	6.57%	7.53%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.39% for Institutional Class shares, 0.49% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.29% for Class C shares.

Portfolio Insights

»

The PIMCO Real Income 2019 Fund® seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2019, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund may also invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»

The Fund is often used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2019 or sooner, as represented by the Barclays U.S. TIPS Real Income 2019 Index, generated a total return performance of 0.36% for the reporting period.

»	The distribution per share of the Fund was adjusted up 1.85% during the reporting period according to changes in the non-seasonally adjusted Consumer Price Index.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Real Income 2029 Fund®

Institutional Class - PRIIX	Class A - POIAX
Class P - PRQCX	Class C - PORCX
Class D - PORDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (10/30/09)
PIMCO Real Income 2029 Fund® Institutional Class	1.52%	1.06%	4.55%
PIMCO Real Income 2029 Fund® Class P	1.39%	0.90%	4.44%
PIMCO Real Income 2029 Fund® Class D	1.31%	0.63%	4.16%
PIMCO Real Income 2029 Fund® Class A	1.31%	0.63%	4.16%
PIMCO Real Income 2029 Fund® Class A (adjusted)	-2.50%	-3.12%	3.35%
PIMCO Real Income 2029 Fund® Class C	1.07%	0.13%	3.63%
PIMCO Real Income 2029 Fund® Class C (adjusted)	0.08%	-0.81%	3.63%
Barclays U.S. TIPS Real Income 2029 Index	1.65%	1.45%	4.64%
Lipper Retirement Income Funds Average	1.60%	6.57%	7.53%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.39% for Institutional Class shares, 0.49% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.29% for Class C shares.

Portfolio Insights

»

The PIMCO Real Income 2029 Fund® seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2029, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund may also invest in the following: U.S. Treasury bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»

The Fund is often used by retirees as a liquid source of baseline income to meet required spending needs not covered by Social Security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2029 or sooner, as represented by the Barclays U.S. TIPS Real Income 2029 Index, generated a total performance of 1.65% for the reporting period.

»	The distribution per share of the Fund was adjusted up 1.85% during the reporting period according to changes in the non-seasonally adjusted Consumer Price Index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO Real Return Asset Fund

Institutional Class - PRAIX
Class P - PRTPX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	83.9%
Sovereign Issues	9.9%
Corporate Bonds & Notes	2.3%
Short-Term Instruments‡	1.6%
Asset-Backed Securities	1.1%
Other	1.2%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	4.28%	4.93%	7.44%	6.27%	7.74%
PIMCO Real Return Asset Fund Class P	4.23%	4.82%	7.33%	6.18%	7.68%
Barclays U.S. Treasury Inflation Notes: 10+ Year Index	3.96%	4.54%	6.77%	6.01%	7.27%
Lipper Inflation-Protected Bond Funds Average	0.92%	0.92%	3.77%	4.11%	5.20%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.58% for Institutional Class shares and 0.68% for Class P shares.

Portfolio Insights

»

The PIMCO Real Return Asset Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as U.S. TIPS generally delivered positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen benefited performance as these currencies depreciated versus to the U.S. dollar over the reporting period.

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy generally posted positive returns over the reporting period.

»	Exposure to nominal interest rates in Brazil benefited performance as intermediate-maturity yields in Brazil fell over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from performance as yields fell in the U.S. over the reporting period.

»	Short exposure to nominal interest rates in Japan detracted from performance as yields fell in Japan over the reporting period.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
Class P - PETPX	Class B - PETBX
Class D - PETDX	Class C - PETCX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	67.2%
Short-Term Instruments‡	18.2%
Sovereign Issues	5.8%
Corporate Bonds & Notes	5.0%
Mortgage-Backed Securities	2.0%
Other	1.8%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	5.73%	14.54%	21.48%	11.20%	13.01%
PIMCO RealEstateRealReturn Strategy Fund Class P	5.81%	14.62%	21.43%	11.11%	12.91%
PIMCO RealEstateRealReturn Strategy Fund Class D	5.71%	14.23%	21.09%	10.76%	12.55%
PIMCO RealEstateRealReturn Strategy Fund Class A	5.46%	14.28%	21.07%	10.74%	12.53%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	-0.34%	8.00%	19.70%	10.12%	11.95%
PIMCO RealEstateRealReturn Strategy Fund Class B	5.12%	13.43%	20.12%	10.06%	11.89%
PIMCO RealEstateRealReturn Strategy Fund Class B (adjusted)	0.12%	8.43%	19.93%	10.06%	11.89%
PIMCO RealEstateRealReturn Strategy Fund Class C	5.09%	13.32%	20.13%	9.88%	11.66%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	4.09%	12.32%	20.13%	9.88%	11.66%
Dow Jones U.S. Select REIT Total Return Index	3.94%	13.44%	15.76%	8.20%	9.55%
Lipper Real Estate Funds Average	3.66%	12.54%	15.07%	7.69%	9.12%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.78% for Institutional Class shares, 0.88% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, 1.93% for Class B shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes.

»	Exposure to real estate investment trusts (“REITs”) benefited performance as REITs generally posted positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen benefited performance as these currencies depreciated versus to the U.S. dollar over the reporting period.

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy generally posted positive returns over the reporting period.

»	Exposure to select corporate bonds benefited performance as these securities generally posted positive returns over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from performance as yields fell in the U.S. over the reporting period.

»	Short exposure to nominal interest rates in Japan detracted from performance as yields fell in Japan over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

PIMCO CommoditiesPLUS® Short Strategy Fund

Institutional Class - PCPIX	Class A - PCCAX
Class P - PCSPX	Class C - PPSCX
Class D - PCSDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	52.3%
U.S. Treasury Obligations	17.9%
U.S. Government Agencies	11.1%
Corporate Bonds & Notes	9.9%
Asset-Backed Securities	5.0%
Other	3.8%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (08/17/10)
PIMCO CommoditiesPLUS® Short Strategy Fund Institutional Class	13.68%	7.03%	1.14%
PIMCO CommoditiesPLUS® Short Strategy Fund Class P	13.66%	7.01%	1.02%
PIMCO CommoditiesPLUS® Short Strategy Fund Class D	13.51%	6.55%	0.60%
PIMCO CommoditiesPLUS® Short Strategy Fund Class A	13.43%	6.48%	0.67%
PIMCO CommoditiesPLUS® Short Strategy Fund Class A (adjusted)	7.14%	0.60%	-0.70%
PIMCO CommoditiesPLUS® Short Strategy Fund Class C	13.03%	5.77%	-0.12%
PIMCO CommoditiesPLUS® Short Strategy Fund Class C (adjusted)	12.03%	4.77%	-0.12%
Bloomberg Commodity Index Total Return	-11.76%	-6.58%	-2.65%
Inverse of the Bloomberg Commodity Index Total Return	12.98%	6.34%	0.78%
Lipper Commodities Specialty Funds Average	4.42%	1.99%	-7.62%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 08/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.93% for Institutional Class shares, 1.03% for Class P shares, 1.43% for Class D shares, 1.43% for Class A shares, and 2.18% for Class C shares.

Portfolio Insights

»

The PIMCO CommoditiesPLUS® Short Strategy Fund seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management, by investing under normal circumstances in short positions with respect to the Bloomberg Commodity Index Total Return (the “Index”), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as outlined in the Fund’s prospectus. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets.

»	Short exposure to commodities, via short exposure to the Fund’s benchmark index, benefited performance as this index posted negative returns during the reporting period.

»	Exposure to nominal interest rates in Australia benefited performance as yields in Australia fell over the reporting period.

»	Exposure to select corporate bonds benefited performance as these securities generally posted positive returns over the reporting period.

»	Exposure to select residential mortgage-backed securities benefited performance as these securities generally posted positive returns over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from performance as yields fell in the U.S. over the reporting period.

10	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO CommoditiesPLUS® Strategy Fund

Institutional Class - PCLIX	Class A - PCLAX
Class P - PCLPX	Class C - PCPCX
Administrative - PCPSX	Class R - PCPRX
Class D - PCLDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	57.7%
Corporate Bonds & Notes	12.1%
Sovereign Issues	11.3%
U.S. Treasury Obligations	10.0%
U.S. Government Agencies	4.2%
Other	4.7%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	-8.13%	-4.05%	5.31%
PIMCO CommoditiesPLUS® Strategy Fund Class P	-8.21%	-4.13%	5.19%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	-8.29%	-4.33%	5.04%
PIMCO CommoditiesPLUS® Strategy Fund Class D	-8.37%	-4.52%	4.80%
PIMCO CommoditiesPLUS® Strategy Fund Class A	-8.35%	-4.42%	4.80%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	-13.39%	-9.68%	3.44%
PIMCO CommoditiesPLUS® Strategy Fund Class C	-8.68%	-5.17%	4.03%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	-9.59%	-6.10%	4.03%
PIMCO CommoditiesPLUS® Strategy Fund Class R	-8.52%	-4.79%	4.51%
Credit Suisse Commodity Benchmark Index	-9.30%	-5.02%	3.49%
Lipper Commodities General Funds Average	-9.03%	-5.91%	0.11%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.87% for Institutional Class shares, 0.97% for Class P shares, 1.12% for Administrative Class shares, 1.37% for Class D shares, 1.37% for Class A shares, 2.12% for Class C shares, and 1.62% for Class R shares.

Portfolio Insights

»

The PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets.

»

The Fund seeks to outperform the Credit Suisse Commodity Benchmark Index by actively managing its commodity exposure and by actively managing the collateral portfolio that backs the commodity-linked derivative instruments.

»	Exposure to commodities, via the Fund’s benchmark index, detracted from performance as this index posted negative returns over the reporting period.

»	Exposure to Spanish government bonds benefited performance as government bonds in Spain generally posted positive returns over the reporting period.

»	Exposure to nominal interest rates in Brazil benefited performance as intermediate-maturity yields in Brazil fell over the reporting period.

»	Short exposure to the euro and Japanese yen benefited performance as these currencies depreciated relative to the U.S. dollar over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from performance as yields fell in the U.S. over the reporting period.

»	Short exposure to nominal interest rates in Japan detracted from performance as yields fell in Japan over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
Class P - PPRMX	Class C - PCRMX
Class D - PDRMX	Class R - PQRMX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	38.8%
Short-Term Instruments‡	20.2%
Sovereign Issues	13.8%
Mutual Funds	10.7%
Corporate Bonds & Notes	6.5%
U.S. Government Agencies	5.4%
Other	4.6%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	-0.68%	1.30%	-0.10%
PIMCO Inflation Response Multi-Asset Fund Class P	-0.73%	1.26%	-0.17%
PIMCO Inflation Response Multi-Asset Fund Class D	-0.99%	0.89%	-0.52%
PIMCO Inflation Response Multi-Asset Fund Class A	-0.87%	0.91%	-0.54%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	-6.34%	-4.66%	-2.35%
PIMCO Inflation Response Multi-Asset Fund Class C	-1.27%	0.20%	-1.28%
PIMCO Inflation Response Multi-Asset Fund Class C (adjusted)	-2.25%	-0.80%	-1.28%
PIMCO Inflation Response Multi-Asset Fund Class R	-1.14%	0.63%	-0.78%
45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	-2.18%	-0.42%	-1.76%
Lipper Flexible Portfolio Funds Average	1.12%	7.46%	8.31%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.16% for Institutional Class shares, 1.26% for Class P shares, 1.61% for Class D shares, 1.61% for Class A shares, 2.36% for Class C shares, and 1.86% for Class R shares.

Portfolio Insights

»

The PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s blended benchmark index is comprised of 45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as U.S. TIPS generally delivered positive returns over the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited performance as REITs generally posted positive returns over the reporting period.

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy generally posted positive returns over the reporting period.

»	Exposure to a basket of emerging market currencies detracted from performance as emerging market currencies broadly depreciated versus the U.S. dollar over the reporting period.

»	Exposure to commodities, as represented by the Bloomberg Commodity Index Total Return, detracted from performance as this index posted negative returns over the reporting period.

»	Exposure to gold detracted from performance as gold prices fell over the reporting period.

12	PIMCO REAL RETURN STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Real Income 2019 Fund®
Institutional Class	$1,000.00	$1,001.80	$1.96	$1,000.00	$1,023.11	$1.98	0.39%
Class P	1,000.00	999.80	2.46	1,000.00	1,022.61	2.48	0.49
Class D	1,000.00	1,000.10	3.96	1,000.00	1,021.11	4.00	0.79
Class A	1,000.00	1,000.10	3.96	1,000.00	1,021.11	4.00	0.79
Class C	1,000.00	996.20	6.46	1,000.00	1,018.60	6.53	1.29
PIMCO Real Income 2029 Fund®
Institutional Class	$1,000.00	$1,015.20	$1.97	$1,000.00	$1,023.11	$1.98	0.39%
Class P	1,000.00	1,013.90	2.47	1,000.00	1,022.61	2.48	0.49
Class D	1,000.00	1,013.10	3.99	1,000.00	1,021.11	4.00	0.79
Class A	1,000.00	1,013.10	3.99	1,000.00	1,021.11	4.00	0.79
Class C	1,000.00	1,010.70	6.50	1,000.00	1,018.60	6.53	1.29
PIMCO Real Return Asset Fund
Institutional Class	$1,000.00	$1,042.80	$2.97	$1,000.00	$1,022.16	$2.94	0.58%
Class P	1,000.00	1,042.30	3.48	1,000.00	1,021.66	3.45	0.68

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,057.30	$4.07	$1,000.00	$1,021.11	$4.00	0.79%
Class P	1,000.00	1,058.10	4.59	1,000.00	1,020.61	4.51	0.89
Class D	1,000.00	1,057.10	6.14	1,000.00	1,019.10	6.02	1.19
Class A	1,000.00	1,054.60	6.13	1,000.00	1,019.10	6.02	1.19
Class B	1,000.00	1,051.20	9.98	1,000.00	1,015.34	9.80	1.94
Class C	1,000.00	1,050.90	9.97	1,000.00	1,015.34	9.80	1.94
PIMCO CommoditiesPLUS® Short Strategy Fund
Institutional Class	$1,000.00	$1,136.80	$4.23	$1,000.00	$1,021.11	$4.00	0.79%
Class P	1,000.00	1,136.60	4.77	1,000.00	1,020.61	4.51	0.89
Class D	1,000.00	1,135.10	6.90	1,000.00	1,018.60	6.53	1.29
Class A	1,000.00	1,134.30	6.90	1,000.00	1,018.60	6.53	1.29
Class C	1,000.00	1,130.30	10.89	1,000.00	1,014.84	10.30	2.04
PIMCO CommoditiesPLUS® Strategy Fund
Institutional Class	$1,000.00	$918.70	$3.56	$1,000.00	$1,021.36	$3.75	0.74%
Class P	1,000.00	917.90	4.04	1,000.00	1,020.86	4.26	0.84
Administrative Class(a)	1,000.00	917.10	1.59	1,000.00	1,020.10	5.01	0.99
Class D	1,000.00	916.30	5.96	1,000.00	1,018.85	6.28	1.24
Class A	1,000.00	916.50	5.96	1,000.00	1,018.85	6.28	1.24
Class C	1,000.00	913.20	9.54	1,000.00	1,015.09	10.05	1.99
Class R	1,000.00	914.80	7.15	1,000.00	1,017.60	7.54	1.49
PIMCO Inflation Response Multi-Asset Fund
Institutional Class	$1,000.00	$993.20	$4.05	$1,000.00	$1,021.01	$4.10	0.81%
Class P	1,000.00	992.70	4.55	1,000.00	1,020.51	4.61	0.91
Class D	1,000.00	990.10	6.29	1,000.00	1,018.75	6.38	1.26
Class A	1,000.00	991.30	6.29	1,000.00	1,018.75	6.38	1.26
Class C	1,000.00	987.30	10.01	1,000.00	1,014.99	10.15	2.01
Class R	1,000.00	988.60	7.53	1,000.00	1,017.50	7.64	1.51

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 7/31/14 for Actual expenses. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 61/365 for the Administrative Class shares of the PIMCO CommoditiesPLUS® Strategy Fund (to reflect the period since the inception date of 7/31/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

14	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index	Description

45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index.

Barclays US TIPS Real Income 2019 Index	The Barclays US TIPS Real Income 2019 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2019. It is not possible to invest directly in an unmanaged index.

Barclays US TIPS Real Income 2029 Index	The Barclays US TIPS Real Income 2029 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2029. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Credit Suisse Commodity Benchmark Index	The Credit Suisse Commodity Benchmark Index is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to directly invest into an unmanaged index.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Inverse of the Bloomberg Commodity Index Total Return	Inverse of the Bloomberg Commodity Index Total Return is the negative equivalent of the return of the Bloomberg Commodity Index Total Return. Bloomberg Commodity Index Total Return is an unmanaged index composed of exchange-traded futures contracts on 20 physical commodities, which are weighted to account for economic significance and market liquidity. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Tax Basis Return of Capital	Total Distributions

PIMCO Real Income 2019 Fund®
Institutional Class
04/01/2014 - 09/30/2014+	$6.50	$0.06	$(0.04)	$0.02	$(0.07)	$0.00		$0.50 ***	$(0.57)
03/31/2014	7.88	0.02	(0.28)	(0.26)	(0.20)	0.00		(0.92)	(1.12)
03/31/2013	8.76	0.07	0.16	0.23	(0.22)	0.00		(0.89)	(1.11)
03/31/2012	9.27	0.24	0.33	0.57	(0.25)	0.00		(0.83)	(1.08)
03/31/2011	9.71	0.15	0.45	0.60	(0.26)	0.00		(0.78)	(1.04)
10/30/2009 - 03/31/2010	10.00	0.05	0.09	0.14	(0.12)	0.00		(0.31)	(0.43)
Class P
04/01/2014 - 09/30/2014+	6.50	0.05	(0.05)	0.00	(0.06)	0.00		0.50 ***	(0.56)
03/31/2014	7.87	0.01	(0.27)	(0.26)	(0.19)	0.00		(0.92)	(1.11)
03/31/2013	8.76	0.06	0.15	0.21	(0.21)	0.00		(0.89)	(1.10)
03/31/2012	9.27	0.16	0.41	0.57	(0.25)	0.00		(0.83)	(1.08)
03/31/2011	9.71	0.19	0.41	0.60	(0.26)	0.00		(0.78)	(1.04)
10/30/2009 - 03/31/2010	10.00	0.07	0.07	0.14	(0.12)	0.00		(0.31)	(0.43)
Class D
04/01/2014 - 09/30/2014+	6.45	0.05	(0.04)	0.01	(0.06)	0.00		0.50 ***	(0.56)
03/31/2014	7.83	(0.01)	(0.28)	(0.29)	(0.18)	0.00		(0.91)	(1.09)
03/31/2013	8.73	0.04	0.15	0.19	(0.20)	0.00		(0.89)	(1.09)
03/31/2012	9.25	0.06	0.48	0.54	(0.23)	0.00		(0.83)	(1.06)
03/31/2011	9.70	0.15	0.42	0.57	(0.24)	0.00		(0.78)	(1.02)
10/30/2009 - 03/31/2010	10.00	0.03	0.09	0.12	(0.11)	0.00		(0.31)	(0.42)
Class A
04/01/2014 - 09/30/2014+	6.48	0.05	(0.04)	0.01	(0.06)	0.00	^	0.50 ***	(0.56)
03/31/2014	7.87	(0.03)	(0.27)	(0.30)	(0.18)	0.00		(0.91)	(1.09)
03/31/2013	8.76	0.02	0.18	0.20	(0.20)	0.00		(0.89)	(1.09)
03/31/2012	9.28	0.10	0.44	0.54	(0.23)	0.00		(0.83)	(1.06)
03/31/2011	9.72	0.12	0.46	0.58	(0.24)	0.00		(0.78)	(1.02)
10/30/2009 - 03/31/2010	10.00	0.04	0.10	0.14	(0.11)	0.00		(0.31)	(0.42)
Class C
04/01/2014 - 09/30/2014+	6.41	0.04	(0.06)	(0.02)	(0.05)	0.00	^	0.49 ***	(0.54)
03/31/2014	7.80	(0.06)	(0.26)	(0.32)	(0.17)	0.00		(0.90)	(1.07)
03/31/2013	8.72	(0.02)	0.16	0.14	(0.17)	0.00		(0.89)	(1.06)
03/31/2012	9.25	0.06	0.44	0.50	(0.20)	0.00		(0.83)	(1.03)
03/31/2011	9.72	0.06	0.47	0.53	(0.22)	0.00		(0.78)	(1.00)
10/30/2009 - 03/31/2010	10.00	0.04	0.09	0.13	(0.10)	0.00		(0.31)	(0.41)

PIMCO Real Income 2029 Fund®
Institutional Class
04/01/2014 - 09/30/2014+	$9.56	$0.14	$0.01	$0.15	$(0.14)	$0.01		$0.16 ***	$(0.31)
03/31/2014	10.98	0.10	(0.91)	(0.81)	(0.09)	0.00		(0.52)	(0.61)
03/31/2013	10.90	0.10	0.59	0.69	(0.23)	0.00		(0.38)	(0.61)
03/31/2012	10.15	0.27	1.07	1.34	(0.33)	0.00		(0.26)	(0.59)
03/31/2011	9.87	0.22	0.63	0.85	(0.39)	0.00		(0.18)	(0.57)
10/30/2009 - 03/31/2010	10.00	0.08	0.03	0.11	(0.14)	0.00		(0.10)	(0.24)
Class P
04/01/2014 - 09/30/2014+	9.54	0.13	0.01	0.14	(0.14)	0.01		0.16 ***	(0.31)
03/31/2014	10.96	0.15	(0.97)	(0.82)	(0.08)	0.00		(0.52)	(0.60)
03/31/2013	10.89	0.08	0.59	0.67	(0.22)	0.00		(0.38)	(0.60)
03/31/2012	10.15	0.18	1.15	1.33	(0.33)	0.00		(0.26)	(0.59)
03/31/2011	9.86	0.33	0.53	0.86	(0.39)	0.00		(0.18)	(0.57)
10/30/2009 - 03/31/2010	10.00	0.11	(0.02)	0.09	(0.13)	0.00		(0.10)	(0.23)
Class D
04/01/2014 - 09/30/2014+	9.48	0.12	0.01	0.13	(0.13)	0.01		0.16 ***	(0.30)
03/31/2014	10.91	0.07	(0.91)	(0.84)	(0.08)	0.00		(0.51)	(0.59)
03/31/2013	10.86	0.05	0.58	0.63	(0.20)	0.00		(0.38)	(0.58)
03/31/2012	10.13	0.09	1.21	1.30	(0.31)	0.00		(0.26)	(0.57)
03/31/2011	9.86	0.21	0.61	0.82	(0.37)	0.00		(0.18)	(0.55)
10/30/2009 - 03/31/2010	10.00	0.07	0.02	0.09	(0.13)	0.00		(0.10)	(0.23)

Please see footnotes on page 24.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$5.95	0.18%	$1,128	0.39	%*	0.39	%*	0.39	%*	0.39	%*	2.03	%*	3%
6.50	(3.43)	1,521	0.39		0.39		0.39		0.39		0.27		31
7.88	2.72	3,052	0.39		0.39		0.39		0.39		0.84		46
8.76	6.37	4,202	0.39		0.39		0.39		0.39		2.63		57
9.27	6.48	6,280	0.39		0.48		0.39		0.48		1.62		193
9.71	1.41	3,491	0.39	*	1.89	*	0.39	*	1.89	*	1.20	*	445

5.94	(0.02)	805	0.49	*	0.49	*	0.49	*	0.49	*	1.60	*	3
6.50	(3.37)	585	0.49		0.49		0.49		0.49		0.15		31
7.87	2.52	1,244	0.49		0.49		0.49		0.49		0.71		46
8.76	6.30	1,952	0.49		0.49		0.49		0.49		1.79		57
9.27	6.42	871	0.49		0.57		0.49		0.57		2.02		193
9.71	1.39	35	0.49	*	4.36	*	0.49	*	4.36	*	1.69	*	445

5.90	0.01	1,551	0.79	*	0.79	*	0.79	*	0.79	*	1.58	*	3
6.45	(3.76)	1,917	0.79		0.79		0.79		0.79		(0.12)		31
7.83	2.21	3,559	0.79		0.79		0.79		0.79		0.49		46
8.73	6.02	4,629	0.79		0.79		0.79		0.79		0.67		57
9.25	6.15	972	0.79		0.87		0.79		0.87		1.57		193
9.70	1.22	100	0.79	*	2.92	*	0.79	*	2.92	*	0.84	*	445

5.93	0.01	6,696	0.79	*	0.79	*	0.79	*	0.79	*	1.58	*	3
6.48	(3.87)	8,428	0.79		0.79		0.79		0.79		(0.46)		31
7.87	2.33	18,209	0.79		0.79		0.79		0.79		0.25		46
8.76	6.01	11,522	0.79		0.79		0.79		0.79		1.13		57
9.28	6.24	6,245	0.79		0.87		0.79		0.87		1.28		193
9.72	1.42	1,874	0.79	*	3.52	*	0.79	*	3.52	*	0.87	*	445

5.85	(0.38)	2,141	1.29	*	1.29	*	1.29	*	1.29	*	1.21	*	3
6.41	(4.27)	4,122	1.29		1.29		1.29		1.29		(0.82)		31
7.80	1.65	6,478	1.29		1.29		1.29		1.29		(0.20)		46
8.72	5.61	6,881	1.29		1.29		1.29		1.29		0.64		57
9.25	5.64	2,773	1.29		1.37		1.29		1.37		0.65		193
9.72	1.32	1,146	1.29	*	4.63	*	1.29	*	4.63	*	1.03	*	445

$9.40	1.52%	$4,655	0.39	%*	0.39	%*	0.39	%*	0.39	%*	2.86	%*	2%
9.56	(7.43)	5,286	0.39		0.39		0.39		0.39		1.04		29
10.98	6.32	7,851	0.39		0.39		0.39		0.39		0.89		17
10.90	13.41	5,789	0.39		0.39		0.39		0.39		2.48		34
10.15	8.72	4,585	0.39		0.39		0.39		0.39		2.15		262
9.87	1.04	3,849	0.39	*	3.31	*	0.39	*	3.31	*	1.83	*	445

9.37	1.39	597	0.49	*	0.49	*	0.49	*	0.49	*	2.72	*	2
9.54	(7.50)	607	0.49		0.49		0.49		0.49		1.47		29
10.96	6.19	2,256	0.49		0.49		0.49		0.49		0.72		17
10.89	13.25	2,090	0.49		0.49		0.49		0.49		1.64		34
10.15	8.78	739	0.49		0.49		0.49		0.49		3.25		262
9.86	0.92	41	0.49	*	6.82	*	0.49	*	6.82	*	2.70	*	445

9.31	1.31	3,545	0.79	*	0.79	*	0.79	*	0.79	*	2.51	*	2
9.48	(7.78)	4,371	0.79		0.79		0.79		0.79		0.72		29
10.91	5.85	7,710	0.79		0.79		0.79		0.79		0.43		17
10.86	13.00	5,347	0.79		0.79		0.79		0.79		0.78		34
10.13	8.40	771	0.79		0.79		0.79		0.79		2.09		262
9.86	0.85	60	0.79	*	3.43	*	0.79	*	3.43	*	1.71	*	445

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Real Income 2029 Fund® (Cont.)
Class A
04/01/2014 - 09/30/2014+	$9.48	$0.13	$0.00	$0.13	$(0.13)	$0.01	$0.16 ***	$(0.30)
03/31/2014	10.91	0.07	(0.91)	(0.84)	(0.08)	0.00	(0.51)	(0.59)
03/31/2013	10.86	0.08	0.55	0.63	(0.20)	0.00	(0.38)	(0.58)
03/31/2012	10.13	0.11	1.19	1.30	(0.31)	0.00	(0.26)	(0.57)
03/31/2011	9.86	0.19	0.63	0.82	(0.37)	0.00	(0.18)	(0.55)
10/30/2009 - 03/31/2010	10.00	0.06	0.03	0.09	(0.13)	0.00	(0.10)	(0.23)
Class C
04/01/2014 - 09/30/2014+	9.36	0.10	0.00	0.10	(0.08)	0.01	0.19 ***	(0.28)
03/31/2014	10.80	0.01	(0.89)	(0.88)	(0.05)	0.00	(0.51)	(0.56)
03/31/2013	10.78	(0.03)	0.61	0.58	(0.18)	0.00	(0.38)	(0.56)
03/31/2012	10.09	0.08	1.15	1.23	(0.28)	0.00	(0.26)	(0.54)
03/31/2011	9.85	0.11	0.65	0.76	(0.34)	0.00	(0.18)	(0.52)
10/30/2009 - 03/31/2010	10.00	0.05	0.02	0.07	(0.12)	0.00	(0.10)	(0.22)

PIMCO Real Return Asset Fund
Institutional Class
04/01/2014 - 09/30/2014+	$8.04	$0.14	$0.21	$0.35	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2014	9.69	0.14	(1.22)	(1.08)	(0.16)	(0.39)	(0.02)	(0.57)
03/31/2013	11.45	0.38	0.99	1.37	(0.30)	(2.83)	0.00	(3.13)
03/31/2012	11.27	0.41	1.87	2.28	(0.38)	(1.72)	0.00	(2.10)
03/31/2011	10.98	0.36	0.97	1.33	(0.33)	(0.71)	0.00	(1.04)
03/31/2010	10.26	0.41	0.79	1.20	(0.36)	(0.12)	0.00	(0.48)
Class P
04/01/2014 - 09/30/2014+	8.04	0.16	0.18	0.34	(0.11)	0.00	0.00	(0.11)
03/31/2014	9.69	0.20	(1.29)	(1.09)	(0.15)	(0.39)	(0.02)	(0.56)
03/31/2013	11.45	0.23	1.13	1.36	(0.29)	(2.83)	0.00	(3.12)
03/31/2012	11.27	0.20	2.07	2.27	(0.37)	(1.72)	0.00	(2.09)
11/19/2010 - 03/31/2011	12.29	0.16	(0.35)	(0.19)	(0.12)	(0.71)	0.00	(0.83)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class
04/01/2014 - 09/30/2014+	$4.34	$0.09	$0.16	$0.25	$(0.16)	$0.00	$0.00	$(0.16)
03/31/2014	5.20	0.03	(0.46)	(0.43)	(0.38)	(0.05)	0.00	(0.43)
03/31/2013	5.10	0.07	1.02	1.09	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.76	0.10	1.17	1.27	(0.75)	(0.18)	0.00	(0.93)
03/31/2011	4.38	0.09	1.34	1.43	(1.05)	0.00	0.00	(1.05)
03/31/2010	2.08	0.19	2.83	3.02	(0.72)	0.00	0.00	(0.72)
Class P
04/01/2014 - 09/30/2014+	4.29	0.08	0.17	0.25	(0.16)	0.00	0.00	(0.16)
03/31/2014	5.14	0.07	(0.50)	(0.43)	(0.37)	(0.05)	0.00	(0.42)
03/31/2013	5.08	0.02	1.06	1.08	(0.75)	(0.27)	0.00	(1.02)
03/31/2012	4.75	0.08	1.18	1.26	(0.75)	(0.18)	0.00	(0.93)
03/31/2011	4.37	0.09	1.34	1.43	(1.05)	0.00	0.00	(1.05)
03/31/2010	2.08	0.14	2.88	3.02	(0.73)	0.00	0.00	(0.73)
Class D
04/01/2014 - 09/30/2014+	4.09	0.07	0.17	0.24	(0.16)	0.00	0.00	(0.16)
03/31/2014	4.92	0.05	(0.47)	(0.42)	(0.36)	(0.05)	0.00	(0.41)
03/31/2013	4.89	(0.01)	1.03	1.02	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.61	0.07	1.13	1.20	(0.74)	(0.18)	0.00	(0.92)
03/31/2011	4.27	0.05	1.33	1.38	(1.04)	0.00	0.00	(1.04)
03/31/2010	2.04	0.15	2.80	2.95	(0.72)	0.00	0.00	(0.72)

Please see footnotes on page 24.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.31	1.31%	$2,142	0.79	%*	0.79	%*	0.79	%*	0.79	%*	2.68	%*	2%
9.48	(7.79)	3,227	0.79		0.79		0.79		0.79		0.68		29
10.91	5.85	4,534	0.79		0.79		0.79		0.79		0.74		17
10.86	13.01	3,996	0.79		0.79		0.79		0.79		1.03		34
10.13	8.40	662	0.79		0.79		0.79		0.79		1.82		262
9.86	0.85	169	0.79	*	5.05	*	0.79	*	5.05	*	1.44	*	445

9.18	1.07	449	1.29	*	1.29	*	1.29	*	1.29	*	2.12	*	2
9.36	(8.22)	1,604	1.29		1.29		1.29		1.29		0.11		29
10.80	5.35	2,278	1.29		1.29		1.29		1.29		(0.23)		17
10.78	12.37	946	1.29		1.29		1.29		1.29		0.70		34
10.09	7.83	85	1.29		1.29		1.29		1.29		1.09		262
9.85	0.64	40	1.29	*	3.31	*	1.29	*	3.31	*	1.28	*	445

$8.27	4.28%	$1,007,875	0.58	%*	0.58	%*	0.55	%*	0.55	%*	3.37	%*	36%
8.04	(11.12)	392,481	0.58		0.58		0.55		0.55		1.69		123
9.69	11.22	389,932	0.62		0.62		0.55		0.55		3.21		97
11.45	20.86	2,429,237	0.58		0.58		0.55		0.55		3.38		239
11.27	12.29	2,727,648	0.56		0.56		0.55		0.55		3.12		335
10.98	11.83	4,189,326	0.59		0.59		0.55		0.55		3.82		467

8.27	4.23	6,832	0.68	*	0.68	*	0.65	*	0.65	*	3.68	*	36
8.04	(11.21)	4,228	0.68		0.68		0.65		0.65		2.32		123
9.69	11.11	15,296	0.72		0.72		0.65		0.65		1.97		97
11.45	20.75	15,545	0.68		0.68		0.65		0.65		1.70		239
11.27	(1.40)	944	0.66	*	0.66	*	0.65	*	0.65	*	4.11	*	335

$4.43	5.73%	$1,417,317	0.79	%*	0.79	%*	0.74	%*	0.74	%*	3.94	%*	66%
4.34	(7.40)	2,714,060	0.78		0.78		0.74		0.74		0.76		81
5.20	23.03	715,661	0.80		0.80		0.74		0.74		1.29		71
5.10	29.63	2,021,170	0.78		0.78		0.74		0.74		2.08		287
4.76	36.32	1,311,829	0.76		0.76		0.74		0.74		2.02		344
4.38	144.95	109,277	0.94		0.94		0.74		0.74		5.74		863

4.38	5.81	93,572	0.89	*	0.89	*	0.84	*	0.84	*	3.26	*	66
4.29	(7.47)	77,956	0.88		0.88		0.84		0.84		1.53		81
5.14	22.94	183,403	0.90		0.90		0.84		0.84		0.32		71
5.08	29.41	53,415	0.88		0.88		0.84		0.84		1.66		287
4.75	36.29	13,449	0.86		0.86		0.84		0.84		1.96		344
4.37	144.53	3,062	0.87		0.87		0.84		0.84		3.25		863

4.17	5.71	213,784	1.19	*	1.19	*	1.14	*	1.14	*	3.04	*	66
4.09	(7.69)	182,144	1.18		1.18		1.14		1.14		1.26		81
4.92	22.67	485,211	1.20		1.20		1.14		1.14		(0.10)		71
4.89	28.91	143,245	1.18		1.18		1.14		1.14		1.39		287
4.61	35.81	33,225	1.16		1.16		1.14		1.14		1.18		344
4.27	144.23	10,943	1.27		1.27		1.14		1.14		4.23		863

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealEstateRealReturn Strategy Fund (Cont.)
Class A
04/01/2014 - 09/30/2014+	$4.08	$0.07	$0.16	$0.23	$(0.16)	$0.00	$0.00	$(0.16)
03/31/2014	4.91	0.04	(0.46)	(0.42)	(0.36)	(0.05)	0.00	(0.41)
03/31/2013	4.88	0.00	1.02	1.02	(0.72)	(0.27)	0.00	(0.99)
03/31/2012	4.60	0.08	1.12	1.20	(0.74)	(0.18)	0.00	(0.92)
03/31/2011	4.26	0.06	1.31	1.37	(1.03)	0.00	0.00	(1.03)
03/31/2010	2.04	0.13	2.81	2.94	(0.72)	0.00	0.00	(0.72)
Class B
04/01/2014 - 09/30/2014+	3.83	0.06	0.14	0.20	(0.14)	0.00	0.00	(0.14)
03/31/2014	4.64	0.01	(0.44)	(0.43)	(0.33)	(0.05)	0.00	(0.38)
03/31/2013	4.59	(0.01)	0.93	0.92	(0.60)	(0.27)	0.00	(0.87)
03/31/2012	4.37	0.07	1.03	1.10	(0.70)	(0.18)	0.00	(0.88)
03/31/2011	4.10	0.03	1.24	1.27	(1.00)	0.00	0.00	(1.00)
03/31/2010	1.98	0.12	2.71	2.83	(0.71)	0.00	0.00	(0.71)
Class C
04/01/2014 - 09/30/2014+	3.75	0.05	0.15	0.20	(0.15)	0.00	0.00	(0.15)
03/31/2014	4.56	0.01	(0.43)	(0.42)	(0.34)	(0.05)	0.00	(0.39)
03/31/2013	4.58	(0.03)	0.95	0.92	(0.67)	(0.27)	0.00	(0.94)
03/31/2012	4.37	0.05	1.05	1.10	(0.71)	(0.18)	0.00	(0.89)
03/31/2011	4.10	0.03	1.25	1.28	(1.01)	0.00	0.00	(1.01)
03/31/2010	1.98	0.11	2.72	2.83	(0.71)	0.00	0.00	(0.71)

PIMCO CommoditiesPLUS® Short Strategy Fund
Institutional Class
04/01/2014 - 09/30/2014+	$7.75	$0.02	$1.04	$1.06	$0.00	$0.00	$0.00	$0.00
03/31/2014	7.88	(0.02)	0.05	0.03	(0.16)	0.00	0.00	(0.16)
03/31/2013	8.93	(0.05)	0.29	0.24	(1.29)	0.00	0.00	(1.29)
03/31/2012	7.79	0.02	1.15	1.17	(0.03)	0.00	0.00	(0.03)
08/17/2010 - 03/31/2011	10.00	(0.01)	(2.20)	(2.21)	0.00	0.00	0.00	0.00
Class P
04/01/2014 - 09/30/2014+	7.76	0.02	1.04	1.06	0.00	0.00	0.00	0.00
03/31/2014	7.88	(0.04)	0.05	0.01	(0.13)	0.00	0.00	(0.13)
03/31/2013	8.92	0.22	0.01	0.23	(1.27)	0.00	0.00	(1.27)
03/31/2012	7.79	0.00	1.16	1.16	(0.03)	0.00	0.00	(0.03)
08/17/2010 - 03/31/2011	10.00	(0.01)	(2.20)	(2.21)	0.00	0.00	0.00	0.00
Class D
04/01/2014 - 09/30/2014+	7.70	0.00	1.04	1.04	0.00	0.00	0.00	0.00
03/31/2014	7.86	(0.07)	0.04	(0.03)	(0.13)	0.00	0.00	(0.13)
03/31/2013	8.88	(0.07)	0.27	0.20	(1.22)	0.00	0.00	(1.22)
03/31/2012	7.78	(0.06)	1.16	1.10	0.00	0.00	0.00	0.00
08/17/2010 - 03/31/2011	10.00	0.21	(2.43)	(2.22)	0.00	0.00	0.00	0.00
Class A
04/01/2014 - 09/30/2014+	7.67	0.00	1.03	1.03	0.00	0.00	0.00	0.00
03/31/2014	7.83	(0.06)	0.04	(0.02)	(0.14)	0.00	0.00	(0.14)
03/31/2013	8.88	0.17	0.03	0.20	(1.25)	0.00	0.00	(1.25)
03/31/2012	7.78	(0.01)	1.13	1.12	(0.02)	0.00	0.00	(0.02)
09/30/2010 - 03/31/2011	10.00	0.07	(2.29)	(2.22)	0.00	0.00	0.00	0.00
Class C
04/01/2014 - 09/30/2014+	7.60	(0.03)	1.02	0.99	0.00	0.00	0.00	0.00
03/31/2014	7.76	(0.12)	0.04	(0.08)	(0.08)	0.00	0.00	(0.08)
03/31/2013	8.78	(0.01)	0.15	0.14	(1.16)	0.00	0.00	(1.16)
03/31/2012	7.75	(0.08)	1.12	1.04	(0.01)	0.00	0.00	(0.01)
09/30/2010 - 03/31/2011	10.00	(0.01)	(2.24)	(2.25)	0.00	0.00	0.00	0.00

Please see footnotes on page 24.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$4.15	5.46%	$270,013	1.19	%*	1.19	%*	1.14	%*	1.14	%*	3.17	%*	66%
4.08	(7.64)	273,498	1.18		1.18		1.14		1.14		1.02		81
4.91	22.69	445,903	1.20		1.20		1.14		1.14		0.06		71
4.88	28.92	154,084	1.18	(b)	1.18	(b)	1.14	(b)	1.14	(b)	1.62		287
4.60	35.83	60,241	1.21		1.21		1.19		1.19		1.44		344
4.26	143.69	33,965	1.28		1.28		1.19		1.19		3.42		863

3.89	5.12	656	1.94	*	1.94	*	1.89	*	1.89	*	2.67	*	66
3.83	(8.38)	1,044	1.93		1.93		1.89		1.89		0.31		81
4.64	21.75	1,821	1.95		1.95		1.89		1.89		(0.18)		71
4.59	28.04	2,484	1.93	(b)	1.93	(b)	1.89	(b)	1.89	(b)	1.49		287
4.37	34.52	3,218	1.96		1.96		1.94		1.94		0.62		344
4.10	142.66	3,325	2.06		2.06		1.94		1.94		3.33		863

3.80	5.09	160,305	1.94	*	1.94	*	1.89	*	1.89	*	2.34	*	66
3.75	(8.46)	141,413	1.93		1.93		1.89		1.89		0.22		81
4.56	21.85	193,746	1.95		1.95		1.89		1.89		(0.73)		71
4.58	27.99	59,015	1.93	(b)	1.93	(b)	1.89	(b)	1.89	(b)	1.10		287
4.37	34.68	30,460	1.96		1.96		1.94		1.94		0.70		344
4.10	142.61	11,173	2.04		2.04		1.94		1.94		2.96		863

$8.81	13.68%	$618	0.79	%*	0.95	%*	0.79	%*	0.95	%*	0.50	%*	11%
7.75	0.27	3,012	0.79		0.93		0.79		0.93		(0.19)		94
7.88	2.63	2,814	0.80		0.93		0.79		0.92		(0.61)		174
8.93	15.00	2,873	0.79		0.92		0.79		0.92		0.19		83
7.79	(22.10)	3,399	0.79	*	1.36	*	0.79	*	1.36	*	(0.20	)*	94

8.82	13.66	165	0.89	*	1.05	*	0.89	*	1.05	*	0.43	*	11
7.76	(0.02)	176	0.89		1.03		0.89		1.03		(0.43)		94
7.88	2.55	38	0.90		1.03		0.89		1.02		2.65		174
8.92	14.83	10	0.89		1.02		0.89		1.02		0.00		83
7.79	(22.10)	8	0.89	*	1.66	*	0.89	*	1.66	*	(0.11	)*	94

8.74	13.51	5,009	1.29	*	1.45	*	1.29	*	1.45	*	0.04	*	11
7.70	(0.47)	5,125	1.29		1.43		1.29		1.43		(0.80)		94
7.86	2.13	880	1.30		1.43		1.29		1.42		(0.85)		174
8.88	14.17	312	1.29		1.42		1.29		1.42		(0.72)		83
7.78	(22.20)	1,284	1.29	*	10.39	*	1.29	*	10.39	*	4.26	*	94

8.70	13.43	2,505	1.29	*	1.45	*	1.29	*	1.45	*	0.01	*	11
7.67	(0.36)	1,553	1.29		1.43		1.29		1.43		(0.76)		94
7.83	2.23	1,097	1.30		1.43		1.29		1.42		2.11		174
8.88	14.42	406	1.29		1.42		1.29		1.42		(0.10)		83
7.78	(17.93)	152	1.29	*	5.33	*	1.29	*	5.33	*	1.64	*	94

8.59	13.03	705	2.04	*	2.20	*	2.04	*	2.20	*	(0.74	)*	11
7.60	(1.07)	403	2.04		2.18		2.04		2.18		(1.47)		94
7.76	1.41	142	2.05		2.18		2.04		2.17		(0.11)		174
8.78	13.41	104	2.04		2.17		2.04		2.17		(0.93)		83
7.75	(18.25)	32	2.04	*	3.79	*	2.04	*	3.79	*	(0.32	)*	94

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO CommoditiesPLUS® Strategy Fund
Institutional Class
04/01/2014 - 09/30/2014+	$11.19	$0.00 ^	$(0.89)	$(0.89)	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2014	11.07	(0.03)	0.20	0.17	(0.04)	(0.01)	0.00	(0.05)
03/31/2013	11.14	0.04	(0.04)	0.00	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.55	0.04	(1.26)	(1.22)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.04	4.58	4.62	(0.03)	(0.04)	0.00	(0.07)
Class P
04/01/2014 - 09/30/2014+	11.14	0.00 ^	(0.90)	(0.90)	(0.19)	0.00	0.00	(0.19)
03/31/2014	11.03	0.07	0.08	0.15	(0.03)	(0.01)	0.00	(0.04)
03/31/2013	11.11	0.04	(0.05)	(0.01)	(0.06)	(0.01)	0.00	(0.07)
03/31/2012	14.53	0.02	(1.25)	(1.23)	(2.19)	0.00	0.00	(2.19)
05/28/2010 - 03/31/2011	10.00	0.03	4.57	4.60	(0.03)	(0.04)	0.00	(0.07)
Administrative Class
07/31/2014 - 09/30/2014+	11.05	(0.02)	(0.85)	(0.87)	(0.09)	0.00	0.00	(0.09)
Class D
04/01/2014 - 09/30/2014+	11.11	(0.02)	(0.90)	(0.92)	(0.17)	0.00	0.00	(0.17)
03/31/2014	11.02	0.17	(0.06)	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.08	(0.01)	(0.04)	(0.05)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.50	(0.01)	(1.26)	(1.27)	(2.15)	0.00	0.00	(2.15)
05/28/2010 - 03/31/2011	10.00	(0.01)	4.57	4.56	(0.02)	(0.04)	0.00	(0.06)
Class A
04/01/2014 - 09/30/2014+	11.09	(0.02)	(0.89)	(0.91)	(0.17)	0.00	0.00	(0.17)
03/31/2014	11.00	(0.30)	0.41	0.11	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	11.07	(0.01)	(0.04)	(0.05)	(0.01)	(0.01)	0.00	(0.02)
03/31/2012	14.50	(0.02)	(1.25)	(1.27)	(2.16)	0.00	0.00	(2.16)
05/28/2010 - 03/31/2011	10.00	(0.02)	4.58	4.56	(0.02)	(0.04)	0.00	(0.06)
Class C
04/01/2014 - 09/30/2014+	10.86	(0.06)	(0.87)	(0.93)	(0.14)	0.00	0.00	(0.14)
03/31/2014	10.84	(0.03)	0.06	0.03	0.00 ^	(0.01)	0.00	(0.01)
03/31/2013	10.98	(0.09)	(0.04)	(0.13)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.43	(0.10)	(1.25)	(1.35)	(2.10)	0.00	0.00	(2.10)
05/28/2010 - 03/31/2011	10.00	(0.10)	4.57	4.47	(0.00)^	(0.04)	0.00	(0.04)
Class R
04/01/2014 - 09/30/2014+	11.03	(0.04)	(0.89)	(0.93)	(0.16)	0.00	0.00	(0.16)
03/31/2014	10.96	0.13	(0.05)	0.08	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	11.04	(0.04)	(0.03)	(0.07)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2012	14.48	(0.04)	(1.26)	(1.30)	(2.14)	0.00	0.00	(2.14)
05/28/2010 - 03/31/2011	10.00	(0.04)	4.56	4.52	(0.00)^	(0.04)	0.00	(0.04)

PIMCO Inflation Response Multi-Asset Fund
Institutional Class
04/01/2014 - 09/30/2014+	$9.62	$0.12	$(0.18)	$(0.06)	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2014	10.27	0.01	(0.61)	(0.60)	(0.04)	(0.01)	0.00	(0.05)
03/31/2013	9.85	0.03	0.61	0.64	(0.15)	(0.07)	0.00	(0.22)
08/31/2011 - 03/31/2012	10.00	0.00 ^	0.00	0.00 ^	(0.15)	0.00	0.00	(0.15)
Class P
04/01/2014 - 09/30/2014+	9.63	0.13	(0.20)	(0.07)	(0.04)	0.00	0.00	(0.04)
03/31/2014	10.28	0.01	(0.63)	(0.62)	(0.02)	(0.01)	0.00	(0.03)
03/31/2013	9.85	(0.01)	0.65	0.64	(0.14)	(0.07)	0.00	(0.21)
08/31/2011 - 03/31/2012	10.00	0.04	(0.04)	0.00	(0.15)	0.00	0.00	(0.15)
Class D
04/01/2014 - 09/30/2014+	9.60	0.11	(0.20)	(0.09)	(0.03)	0.00	0.00	(0.03)
03/31/2014	10.26	(0.03)	(0.61)	(0.64)	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	9.85	(0.01)	0.61	0.60	(0.12)	(0.07)	0.00	(0.19)
08/31/2011 - 03/31/2012	10.00	(0.01)	0.00	(0.01)	(0.14)	0.00	0.00	(0.14)

Please see footnotes on page 24.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.10	(8.13)%	$4,277,461	0.74	%*	0.90	%*	0.74	%*	0.90	%*	0.09	%*	38%
11.19	1.59	4,117,810	0.74		0.87		0.74		0.87		(0.24)		102
11.07	0.03	3,317,933	0.74		0.88		0.74		0.88		0.35		107
11.14	(8.28)	4,023,057	0.74		0.88		0.74		0.88		0.37		66
14.55	46.24	2,144,665	0.74	*	0.86	*	0.74	*	0.86	*	0.35	*	82

10.05	(8.21)	2,266,076	0.84	*	1.00	*	0.84	*	1.00	*	(0.01	)*	38
11.14	1.45	2,242,249	0.84		0.97		0.84		0.97		0.70		102
11.03	(0.03)	1,033,837	0.84		0.98		0.84		0.98		0.39		107
11.11	(8.35)	173,960	0.84		0.98		0.84		0.98		0.15		66
14.53	46.01	3,389	0.84	*	0.96	*	0.84	*	0.96	*	0.27	*	82

10.09	(7.88)	5,173	0.99	*	1.15	*	0.99	*	1.15	*	(0.87	)*	38

10.02	(8.37)	333,929	1.24	*	1.40	*	1.24	*	1.40	*	(0.40	)*	38
11.11	1.07	143,097	1.24		1.37		1.24		1.37		1.59		102
11.02	(0.39)	41,048	1.24		1.38		1.24		1.38		(0.10)		107
11.08	(8.74)	48,311	1.24		1.38		1.24		1.38		(0.10)		66
14.50	45.63	34,671	1.24	*	1.36	*	1.24	*	1.36	*	(0.12	)*	82

10.01	(8.35)	91,364	1.24	*	1.40	*	1.24	*	1.40	*	(0.37	)*	38
11.09	1.03	127,945	1.24		1.37		1.24		1.37		(2.83)		102
11.00	(0.39)	76,254	1.24		1.38		1.24		1.38		(0.12)		107
11.07	(8.74)	43,978	1.24		1.38		1.24		1.38		(0.13)		66
14.50	45.63	10,128	1.24	*	1.36	*	1.24	*	1.36	*	(0.13	)*	82

9.79	(8.68)	22,502	1.99	*	2.15	*	1.99	*	2.15	*	(1.17	)*	38
10.86	0.31	19,754	1.99		2.12		1.99		2.12		(0.28)		102
10.84	(1.17)	8,214	1.99		2.13		1.99		2.13		(0.83)		107
10.98	(9.41)	7,696	1.99		2.13		1.99		2.13		(0.81)		66
14.43	44.75	8,842	1.99	*	2.11	*	1.99	*	2.11	*	(0.88	)*	82

9.94	(8.52)	1,905	1.49	*	1.65	*	1.49	*	1.65	*	(0.68	)*	38
11.03	0.78	1,390	1.49		1.62		1.49		1.62		1.20		102
10.96	(0.62)	326	1.49		1.63		1.49		1.63		(0.36)		107
11.04	(8.99)	255	1.49		1.63		1.49		1.63		(0.35)		66
14.48	45.25	35	1.49	*	1.61	*	1.49	*	1.61	*	(0.39	)*	82

$9.51	(0.68)%	$1,229,432	0.81	%*	1.14	%*	0.77	%*	1.10	%*	2.51	%*	149%
9.62	(5.89)	708,819	0.75		1.03		0.75		1.03		0.12		80
10.27	6.57	206,779	0.67		1.00		0.67		1.00		0.26		292
9.85	0.09	35,497	0.67	*	1.16	*	0.67	*	1.16	*	0.00	*	235

9.52	(0.73)	2,558	0.91	*	1.24	*	0.87	*	1.20	*	2.56	*	149
9.63	(6.02)	3,547	0.85		1.13		0.85		1.13		0.10		80
10.28	6.55	5,012	0.77		1.10		0.77		1.10		(0.13)		292
9.85	0.08	298	0.77	*	1.26	*	0.77	*	1.26	*	0.77	*	235

9.48	(0.99)	18,073	1.26	*	1.59	*	1.22	*	1.55	*	2.20	*	149
9.60	(6.29)	18,822	1.20		1.48		1.20		1.48		(0.27)		80
10.26	6.07	41,055	1.12		1.45		1.12		1.45		(0.05)		292
9.85	(0.03)	1,398	1.12	*	1.61	*	1.12	*	1.61	*	(0.23	)*	235

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Inflation Response Multi-Asset Fund (Cont.)
Class A
04/01/2014 - 09/30/2014+	$9.58	$0.11	$(0.19)	$(0.08)	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2014	10.24	(0.02)	(0.63)	(0.65)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.83	(0.02)	0.61	0.59	(0.11)	(0.07)	0.00	(0.18)
08/31/2011 - 03/31/2012	10.00	(0.01)	(0.01)	(0.02)	(0.15)	0.00	0.00	(0.15)
Class C
04/01/2014 - 09/30/2014+	9.47	0.07	(0.19)	(0.12)	(0.00)^	0.00	0.00	(0.00)^
03/31/2014	10.19	(0.09)	(0.62)	(0.71)	(0.00)^	(0.01)	0.00	(0.01)
03/31/2013	9.80	(0.09)	0.61	0.52	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.06)	(0.01)	(0.07)	(0.13)	0.00	0.00	(0.13)
Class R
04/01/2014 - 09/30/2014+	9.61	0.09	(0.20)	(0.11)	(0.02)	0.00	0.00	(0.02)
03/31/2014	10.30	(0.04)	(0.63)	(0.67)	(0.01)	(0.01)	0.00	(0.02)
03/31/2013	9.85	(0.02)	0.60	0.58	(0.06)	(0.07)	0.00	(0.13)
08/31/2011 - 03/31/2012	10.00	(0.04)	0.01	(0.03)	(0.12)	0.00	0.00	(0.12)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.47	(0.87)%	$14,900	1.26	%*	1.59	%*	1.22	%*	1.55	%*	2.15	%*	149%
9.58	(6.33)	12,677	1.20		1.48		1.20		1.48		(0.21)		80
10.24	6.06	16,391	1.12		1.45		1.12		1.45		(0.19)		292
9.83	(0.16)	2,102	1.12	*	1.61	*	1.12	*	1.61	*	(0.26	)*	235

9.35	(1.27)	3,052	2.01	*	2.34	*	1.97	*	2.30	*	1.44	*	149
9.47	(6.98)	3,140	1.95		2.23		1.95		2.23		(0.97)		80
10.19	5.30	4,177	1.87		2.20		1.87		2.20		(0.90)		292
9.80	(0.61)	762	1.87	*	2.36	*	1.87	*	2.36	*	(1.14	)*	235

9.48	(1.14)	348	1.51	*	1.84	*	1.47	*	1.80	*	1.84	*	149
9.61	(6.48)	203	1.45		1.73		1.45		1.73		(0.41)		80
10.30	5.90	11	1.37		1.70		1.37		1.70		(0.15)		292
9.85	(0.28)	10	1.37	*	1.86	*	1.37	*	1.86	*	(0.71	)*	235

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:
Investments, at value
Investments in securities	$12,455	$11,372	$1,285,161	$3,182,819
Investments in Affiliates	0	0	27	313,805
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	285	1,036
Over the counter	0	0	10,207	55,386
Cash	44	3	3,001	0
Deposits with counterparty	0	0	228	473
Foreign currency, at value	0	0	1,405	5,551
Receivable for investments sold	0	0	91,958	607,187
Receivable for investments sold on a delayed-delivery basis	0	0	0	33,214
Receivable for Fund shares sold	12	0	1,217	1,627
Interest and dividends receivable	39	46	5,676	10,317
Dividends receivable from Affiliates	0	0	0	35
Other assets	0	0	2	0
	12,550	11,421	1,399,167	4,211,450

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$164,024	$1,349,383
Payable for sale-buyback transactions	0	0	163,926	115,470
Payable for short sales	0	0	21,048	213,537
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	58	571
Over the counter	0	0	5,644	155,437
Payable for investments purchased	0	0	18,303	186,372
Payable for investments in Affiliates purchased	0	0	0	35
Deposits from counterparty	0	0	4,821	19,345
Payable for Fund shares redeemed	191	17	6,184	13,884
Dividends payable	30	9	0	0
Accrued investment advisory fees	2	2	245	941
Accrued supervisory and administrative fees	3	3	205	574
Accrued distribution fees	1	1	0	151
Accrued servicing fees	2	1	0	93
Accrued taxes payable	0	0	0	3
Other liabilities	0	0	2	7
	229	33	384,460	2,055,803

Net Assets	$12,321	$11,388	$1,014,707	$2,155,647

Net Assets Consist of:
Paid in capital	$14,023	$12,092	$1,051,582	$2,010,653
Undistributed (overdistributed) net investment income	(1,382)	(279)	2,298	59,255
Accumulated undistributed net realized gain (loss)	(24)	(129)	(25,288)	245,504
Net unrealized (depreciation)	(296)	(296)	(13,885)	(159,765)
	$12,321	$11,388	$1,014,707	$2,155,647

Cost of Investments in Securities	$12,751	$11,668	$1,302,548	$3,235,825
Cost of Investments in Affiliates	$0	$0	$27	$313,817
Cost of Foreign Currency Held	$0	$0	$1,409	$5,589
Proceeds Received on Short Sales	$0	$0	$21,045	$213,224
Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$(1,999)	$(5,959)

* Includes repurchase agreements of:	$0	$0	$2,361	$616

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:
Institutional Class	$1,128	$4,655	$1,007,875	$1,417,317
Class P	805	597	6,832	93,572
Class D	1,551	3,545	NA	213,784
Class A	6,696	2,142	NA	270,013
Class B	NA	NA	NA	656
Class C	2,141	449	NA	160,305

Shares Issued and Outstanding:
Institutional Class	190	495	121,878	319,637
Class P	135	64	826	21,366
Class D	263	381	NA	51,318
Class A	1,130	230	NA	65,047
Class B	NA	NA	NA	169
Class C	366	49	NA	42,133

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$5.95	$9.40	$8.27	$4.43
Class P	5.94	9.37	8.27	4.38
Class D	5.90	9.31	NA	4.17
Class A	5.93	9.31	NA	4.15
Class B	NA	NA	NA	3.89
Class C	5.85	9.18	NA	3.80

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Assets:
Investments, at value
Investments in securities*	$7,966	$5,264,982	$1,635,391
Investments in Affiliates	917	1,800,930	233,461
Financial Derivative Instruments
Exchange-traded or centrally cleared	18	122,068	20,745
Over the counter	212	90,508	30,058
Cash	1	666	1
Deposits with counterparty	88	344	205
Foreign currency, at value	10	5,936	2,917
Receivable for investments sold	42	46,237	375,057
Receivable for investments in Affiliates sold	0	36,000	0
Receivable for Fund shares sold	28	9,008	301
Interest and dividends receivable	29	16,239	5,873
Dividends receivable from Affiliates	0	479	389
Reimbursement receivable from PIMCO	1	873	187
	9,312	7,394,270	2,304,585

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$429,134
Payable for sale-buyback transactions	0	0	176,461
Payable for short sales	0	0	108,332
Financial Derivative Instruments
Exchange-traded or centrally cleared	15	126,077	21,856
Over the counter	99	215,485	29,105
Payable for investments purchased	4	1,818	253,317
Payable for investments in Affiliates purchased	0	479	389
Deposits from counterparty	141	41,216	15,346
Payable for Fund shares redeemed	39	5,367	1,284
Accrued investment advisory fees	5	3,375	664
Accrued supervisory and administrative fees	4	1,935	319
Accrued distribution fees	2	84	6
Accrued servicing fees	1	23	4
Other liabilities	0	1	5
	310	395,860	1,036,222

Net Assets	$9,002	$6,998,410	$1,268,363

Net Assets Consist of:
Paid in capital	$8,019	$7,548,608	$1,314,555
Undistributed (overdistributed) net investment income	(40)	(79,369)	7,308
Accumulated undistributed net realized gain (loss)	950	(246,404)	6,268
Net unrealized appreciation (depreciation)	73	(224,425)	(59,768)
	$9,002	$6,998,410	$1,268,363

Cost of Investments in Securities	$7,950	$5,292,646	$1,668,096
Cost of Investments in Affiliates	$917	$1,800,947	$241,833
Cost of Foreign Currency Held	$10	$5,997	$2,966
Proceeds Received on Short Sales	$0	$0	$108,183
Cost or Premiums of Financial Derivative Instruments, net	$5	$(11,643)	$(1,555)

* Includes repurchase agreements of:	$3,087	$180,365	$1,500

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Net Assets:
Institutional Class	$618	$4,277,461	$1,229,432
Class P	165	2,266,076	2,558
Administrative Class	NA	5,173	NA
Class D	5,009	333,929	18,073
Class A	2,505	91,364	14,900
Class C	705	22,502	3,052
Class R	NA	1,905	348

Shares Issued and Outstanding:
Institutional Class	70	423,444	129,243
Class P	19	225,425	269
Administrative Class	NA	512	NA
Class D	573	33,320	1,906
Class A	288	9,131	1,574
Class C	82	2,299	327
Class R	NA	192	37

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$8.81	$10.10	$9.51
Class P	8.82	10.05	9.52
Administrative Class	NA	10.09	NA
Class D	8.74	10.02	9.48
Class A	8.70	10.01	9.47
Class C	8.59	9.79	9.35
Class R	NA	9.94	9.48

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Real Income 2019 Fund®	PIMCO Real Income 2029 Fund®	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:
Interest, net of foreign taxes*	$187	$238	$12,872	$77,261
Dividends	0	0	0	350
Dividends from Investments in Affiliates	0	0	5	326
Total Income	187	238	12,877	77,937

Expenses:
Investment advisory fees	15	14	969	8,288
Supervisory and administrative fees	26	21	811	4,805
Distribution and/or servicing fees - Class D	2	5	0	286
Distribution fees - Class B	0	0	0	3
Distribution fees - Class C	9	4	0	632
Servicing fees - Class A	10	3	0	381
Servicing fees - Class B	0	0	0	1
Servicing fees - Class C	5	2	0	211
Trustee fees	0	0	0	2
Interest expense	0	0	113	780
Total Expenses	67	49	1,893	15,389

Net Investment Income	120	189	10,984	62,548

Net Realized Gain (Loss):
Investments in securities	(24)	(41)	872	6,343
Investments in Affiliates	0	0	0	49
Exchange-traded or centrally cleared financial derivative instruments	0	0	(2,750)	(10,655)
Over the counter financial derivative instruments	0	0	2,964	375,565
Foreign currency	0	0	(239)	(1,270)
Net Realized Gain (Loss)	(24)	(41)	847	370,032

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(77)	96	(18,438)	6,965
Investments in Affiliates	0	0	0	(43)
Exchange-traded or centrally cleared financial derivative instruments	0	0	(1,097)	(8,257)
Over the counter financial derivative instruments	0	0	5,665	(127,816)
Foreign currency assets and liabilities	0	0	(91)	(248)
Net Change in Unrealized Appreciation (Depreciation)	(77)	96	(13,961)	(129,399)
Net Gain (Loss)	(101)	55	(13,114)	240,633

Net Increase (Decrease) in Net Assets Resulting from Operations	$19	$244	$(2,130)	$303,181

* Foreign tax withholdings	$0	$0	$2	$8

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$58	$27,008	$14,520
Dividends	0	0	959
Dividends from Investments in Affiliates	2	2,471	1,784
Miscellaneous income	0	2	1
Total Income	60	29,481	17,264

Expenses:
Investment advisory fees	30	21,415	4,089
Supervisory and administrative fees	22	12,287	1,628
Distribution and/or servicing fees - Administrative Class	0	2	0
Distribution and/or servicing fees - Class D	6	406	24
Distribution fees - Class C	2	85	12
Distribution fees - Class R	0	2	0
Servicing fees - Class A	2	156	18
Servicing fees - Class C	1	28	4
Servicing fees - Class R	0	2	0
Interest expense	0	24	215
Trustee fees	0	4	0
Miscellaneous expense	0	0	5
Total Expenses	63	34,411	5,995
Waiver and/or Reimbursement by PIMCO	(8)	(5,613)	(1,703)
Net Expenses	55	28,798	4,292

Net Investment Income	5	683	12,972

Net Realized Gain (Loss):
Investments in securities	4	8,535	3,308
Investments in Affiliates	0	56	11
Exchange-traded or centrally cleared financial derivative instruments	68	158,226	22,468
Over the counter financial derivative instruments	972	(407,128)	(12,721)
Foreign currency	1	(413)	(644)
Net Realized Gain (Loss)	1,045	(240,724)	12,422

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(33)	(49,027)	(30,675)
Investments in Affiliates	0	3	(6,987)
Exchange-traded or centrally cleared financial derivative instruments	(95)	(115,448)	(21,832)
Over the counter financial derivative instruments	139	(208,477)	308
Foreign currency assets and liabilities	(1)	(1,170)	(381)
Net Change in Unrealized Appreciation (Depreciation)	10	(374,119)	(59,567)
Net Gain (Loss)	1,055	(614,843)	(47,145)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,060	$(614,160)	$(34,173)

* Foreign tax withholdings	$0	$0	$2

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Statements of Changes in Net Assets

	PIMCO Real Income 2019 Fund®		PIMCO Real Income 2029 Fund®			PIMCO Real Return Asset Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$120	$(78)	$189		$156	$10,984	$7,794	$62,548	$22,557
Net realized gain (loss)	(24)	505	(41)		(86)	847	(24,586)	370,032	78,469
Net change in unrealized appreciation (depreciation)	(77)	(1,273)	96		(2,062)	(13,961)	(26,256)	(129,399)	(208,823)
Net increase (decrease) resulting from operations	19	(846)	244		(1,992)	(2,130)	(43,048)	303,181	(107,797)

Distributions to Shareholders:
From net investment income
Institutional Class	16	(55)	78		(58)	(7,030)	(7,352)	(71,236)	(135,168)
Class P	9	(21)	9		(8)	(62)	(165)	(3,686)	(10,599)
Class D	17	(60)	55		(45)	0	0	(8,252)	(24,305)
Class A	74	(249)	36		(28)	0	0	(10,686)	(31,336)
Class B	0	0	0		0	0	0	(26)	(114)
Class C	26	(118)	13		(10)	0	0	(6,116)	(15,141)
From net realized capital gains
Institutional Class	0	0	6		0	0	(21,831)	0	(29,950)
Class P	0	0	1		0	0	(220)	0	(897)
Class D	0	0	4		0	0	0	0	(2,333)
Class A	1	0	3		0	0	0	0	(3,518)
Class B	0	0	0		0	0	0	0	(14)
Class C	1	0	1		0	0	0	0	(1,853)
Tax basis return of capital
Institutional Class	110 ***	(259)	86	***	(324)	0	(1,224)	0	0
Class P	65 ***	(103)	10	***	(57)	0	(20)	0	0
Class D	147 ***	(303)	72	***	(332)	0	0	0	0
Class A	631 ***	(1,181)	47	***	(197)	0	0	0	0
Class B	0	0	0		0	0	0	0	0
Class C	291 ***	(625)	28	***	(97)	0	0	0	0

Total Distributions	(1,388)	(2,974)	(449)		(1,156)	(7,092)	(30,812)	(100,002)	(255,228)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(2,883)	(12,149)	(3,502)		(6,386)	627,220	65,341	(1,437,647)	1,727,395
Total Increase (Decrease) in Net Assets	(4,252)	(15,969)	(3,707)		(9,534)	617,998	(8,519)	(1,234,468)	1,364,370

Net Assets:
Beginning of period	16,573	32,542	15,095		24,629	396,709	405,228	3,390,115	2,025,745
End of period*	$12,321	$16,573	$11,388		$15,095	$1,014,707	$396,709	$2,155,647	$3,390,115

* Including undistributed (overdistributed) net investment income of:	$(1,382)	$(114)	$(279)		$(19)	$2,298	$(1,594)	$59,255	$96,709

**	See Note 13 in the Notes to Financial Statements.
***	The amount includes estimated sources of distributions paid during the period. The actual tax characterization of distributions paid will be determined at the end of the Fund’s fiscal year.

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO CommoditiesPLUS® Short Strategy Fund		PIMCO CommoditiesPLUS® Strategy Fund		PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$5	$(83)	$683	$(6,253)	$12,972	$430
Net realized gain (loss)	1,045	(526)	(240,724)	27,997	12,422	(11,389)
Net change in unrealized appreciation (depreciation)	10	(3)	(374,119)	136,192	(59,567)	(2,789)
Net increase (decrease) resulting from operations	1,060	(612)	(614,160)	157,936	(34,173)	(13,748)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(50)	(75,954)	(13,276)	(4,896)	(1,655)
Class P	0	(2)	(40,837)	(4,839)	(11)	(12)
Administrative Class	0	0	(47)	0	0	0
Class D	0	(104)	(5,477)	(95)	(50)	(24)
Class A	0	(47)	(1,859)	(229)	(41)	(5)
Class C	0	(3)	(300)	(0)^	(0)^	(0)^
Class R	0	0	(27)	(0)^	(1)	(0)^
From net realized capital gains
Institutional Class	0	0	0	(4,497)	0	(594)
Class P	0	0	0	(1,922)	0	(4)
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	(79)	0	(37)
Class A	0	0	0	(681)	0	(12)
Class C	0	0	0	(20)	0	(3)
Class R	0	0	0	(1)	0	(0)^

Total Distributions	0	(206)	(124,501)	(25,639)	(4,999)	(2,346)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(2,327)	6,116	1,084,826	2,042,336	560,327	489,877

Total Increase (Decrease) in Net Assets	(1,267)	5,298	346,165	2,174,633	521,155	473,783

Net Assets:
Beginning of period	10,269	4,971	6,652,245	4,477,612	747,208	273,425
End of period*	$9,002	$10,269	$6,998,410	$6,652,245	$1,268,363	$747,208

* Including undistributed (overdistributed) net investment income of:	$(40)	$(45)	$(79,369)	$44,449	$7,308	$(665)

**	See Note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Statements of Cash Flows

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Real Return Asset Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash flows provided by (used for) operating activities:

Net increase (decrease) in net assets resulting from operations	$(2,130)	$303,181

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(1,056,917)	(2,648,212)
Proceeds from sales of long-term securities	301,219	3,567,115
Purchases of short-term portfolio investments, net	(21,918)	(277,177)
Decrease in deposits with counterparty	3,332	10,331
(Increase) in receivable for investments sold	(58,757)	(513,501)
(Increase) in interest and dividends receivable	(2,573)	(337)
(Increase) in exchange-traded or centrally cleared derivatives	(3,831)	(18,547)
Decrease in over the counter derivatives	3,513	378,242
Increase in payable for investments purchased	17,816	186,369
Increase in deposits from counterparty	3,210	10,259
Increase (decrease) in accrued investment advisory fees	150	(371)
Increase (decrease) in accrued supervisory and administrative fees	126	(173)
Increase in accrued distribution fee	0	31
Increase in accrued servicing fee	0	11
Proceeds from on short sales transactions, net	21,045	213,224
Payments on currency transactions	(330)	(1,518)
Increase in other liabilities	2	7
Net Realized (Gain) Loss
Investments in securities	(872)	(6,343)
Investments in Affiliates	0	(49)
Exchange-traded or centrally cleared financial derivative instruments	2,750	10,655
Over the counter financial derivative instruments	(2,964)	(375,565)
Foreign currency	239	1,270
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	18,438	(6,965)
Investments in Affiliates	0	43
Exchange-traded or centrally cleared financial derivative instruments	1,097	8,257
Over the counter financial derivative instruments	(5,665)	127,816
Foreign currency assets and liabilities	91	248
Net amortization (accretion) on investments	3,103	7,485
Net cash provided by (used for) operating activities	(779,826)	975,786

Cash flows received from (used for) financing activities:
Proceeds from shares sold	658,636	432,803
Payments on shares redeemed	(33,587)	(1,956,096)
Cash dividend paid*	(12)	(3,383)
Proceeds from reverse repurchase agreements	571,595	4,080,421
Payments on reverse repurchase agreements	(546,928)	(3,463,714)
Proceeds from sale-buyback transactions	1,322,789	1,851,898
Payments on sale-buyback transactions	(1,188,890)	(1,915,235)
Proceeds from deposits from counterparty	0	17,603
Payments on deposits from counterparty	0	(17,603)
Net cash received from (used for) financing activities	783,603	(973,306)

Net Increase in Cash and Foreign Currency	3,777	2,480

Cash and Foreign Currency:
Beginning of period	629	3,071
End of period	$4,406	$5,551

* Reinvestment of dividends	$7,080	$96,619

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$133	$643

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Inflation Response Multi-Asset Fund

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(34,173)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(2,382,175)
Proceeds from sales of long-term securities	1,551,826
Purchases of short-term portfolio investments, net	(273,773)
Decrease in deposits with counterparty	18,388
(Increase) in receivable for investments sold	(367,124)
(Increase) in interest and dividends receivable	(4,586)
Decrease in exchange-traded or centrally cleared derivatives	1,639
(Increase) in over the counter derivatives	(11,570)
(Decrease) in reimbursement receivable from PIMCO	(115)
Increase in payable for investments purchased	253,537
Increase in deposits from counterparty	12,563
Increase in accrued investment advisory fees	294
Increase in accrued supervisory and administrative fees	137
Increase in accrued servicing fee	1
Increase in other liabilities	2
Proceeds from on short sales transactions, net	108,183
Payments on currency transactions	(1,025)
Net Realized (Gain) Loss
Investments in securities	(3,308)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	(22,468)
Over the counter financial derivative instruments	12,721
Foreign currency	644
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	30,675
Investments in Affiliates	6,987
Exchange-traded or centrally cleared financial derivative instruments	21,832
Over the counter financial derivative instruments	(308)
Foreign currency assets and liabilities	381
Net amortization (accretion) on investments	539
Net cash (used for) operating activities	(1,080,287)

Cash flows received from financing activities:
Proceeds from shares sold	684,625
Payments on shares redeemed	(126,750)
Cash dividend paid*	(4)
Proceeds from reverse repurchase agreements	1,190,438
Payments on reverse repurchase agreements	(765,621)
Proceeds from sale-buyback transactions	1,921,505
Payments on sale-buyback transactions	(1,822,799)
Proceeds from deposits from counterparty	270
Payments on deposits from counterparty	(270)
Net cash received from financing activities	1,081,394

Net Increase in Cash and Foreign Currency	1,107

Cash and Foreign Currency:
Beginning of period	1,811
End of period	$2,918

* Reinvestment of dividends	$4,995

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$253

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Schedule of Investments PIMCO Real Income 2019 Fund®

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

U.S. TREASURY OBLIGATIONS 101.1%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$621	$628
0.125% due 04/15/2017	892	904
0.125% due 04/15/2018	948	956
0.500% due 04/15/2015	682	683
1.250% due 07/15/2020	284	302
1.375% due 07/15/2018	1,028	1,093
1.375% due 01/15/2020	342	364
1.625% due 01/15/2015	336	336
1.625% due 01/15/2018	1,115	1,184
1.875% due 07/15/2015	962	983
1.875% due 07/15/2019	926	1,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2016	$810	$839
2.125% due 01/15/2019	917	1,002
2.500% due 07/15/2016	920	977
2.625% due 07/15/2017	1,092	1,192

Total U.S. Treasury Obligations (Cost $12,751)		12,455

Total Investments in Securities (Cost $12,751)		12,455

Total Investments 101.1% (Cost $12,751)		$12,455

Other Assets and Liabilities, net (1.1%)		(134)

Net Assets 100.0%		$12,321

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$12,455	$0	$12,455

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Real Income 2029 Fund®

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 99.9%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$157	$158
0.125% due 04/15/2017	252	255
0.125% due 01/15/2022	463	453
0.125% due 07/15/2022	508	496
0.125% due 01/15/2023	464	450
0.375% due 07/15/2023	471	466
0.625% due 07/15/2021	455	464
1.125% due 01/15/2021	452	475
1.250% due 07/15/2020	481	511
1.375% due 07/15/2018	403	429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 01/15/2020	$386	$410
1.625% due 01/15/2018	353	375
1.750% due 01/15/2028	563	628
1.875% due 07/15/2015	153	157
1.875% due 07/15/2019	424	463
2.000% due 01/15/2016	162	168
2.000% due 01/15/2026	616	702
2.125% due 01/15/2019	373	408
2.375% due 01/15/2017	236	252
2.375% due 01/15/2025	506	593
2.375% due 01/15/2027	536	636
2.500% due 07/15/2016	177	188
2.500% due 01/15/2029	444	543
2.625% due 07/15/2017	264	288

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 04/15/2028	$670	$912
3.875% due 04/15/2029	348	492

Total U.S. Treasury Obligations (Cost $11,668)		11,372

Total Investments in Securities (Cost $11,668)		11,372

Total Investments 99.9% (Cost $11,668)		$11,372

Other Assets and Liabilities, net 0.1%		16

Net Assets 100.0%		$11,388

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$11,372	$0	$11,372

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Schedule of Investments PIMCO Real Return Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.7%

BANK LOAN OBLIGATIONS 0.2%
HCA, Inc.
2.654% due 05/02/2016		$1,650	$1,645

Total Bank Loan Obligations (Cost $1,646)			1,645

CORPORATE BONDS & NOTES 2.9%

BANKING & FINANCE 1.9%
Ally Financial, Inc.
3.500% due 07/18/2016		3,000	3,041
8.300% due 02/12/2015		500	511
Banco Espirito Santo S.A.
5.000% due 05/14/2019	EUR	1,700	2,057
Banco Popolare SC
3.500% due 03/14/2019		100	131
Banco Santander Chile
1.834% due 01/19/2016		$1,200	1,215
Bear Stearns Cos. LLC
7.250% due 02/01/2018		500	582
BPCE S.A.
4.625% due 07/11/2024		2,900	2,843
Everest Reinsurance Holdings, Inc.
5.400% due 10/15/2014		1,000	1,002
GMAC International Finance BV
7.500% due 04/21/2015	EUR	200	261
IM Cedulas Fondo de Titulazion de Activos
3.750% due 03/11/2015		1,500	1,924
International Lease Finance Corp.
4.875% due 04/01/2015		$100	102
Intesa Sanpaolo SpA
3.125% due 01/15/2016		700	716
6.500% due 02/24/2021		1,400	1,615
Navient LLC
6.000% due 01/25/2017		2,100	2,203
State Bank of India
2.384% due 01/21/2016		650	648

			18,851

INDUSTRIALS 0.4%
California Resources Corp.
6.000% due 11/15/2024 (a)		2,500	2,575
Canadian Natural Resources Ltd.
0.608% due 03/30/2016		300	301
Chesapeake Energy Corp.
3.484% due 04/15/2019		100	100
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	400	500
Numericable Group S.A.
4.875% due 05/15/2019		$200	198
Sabine Pass LNG LP
7.500% due 11/30/2016		450	479

			4,153

UTILITIES 0.6%
AT&T, Inc.
0.653% due 03/30/2017		1,500	1,504
BG Energy Capital PLC
6.500% due 11/30/2072		600	654
Petrobras Global Finance BV
2.595% due 03/17/2017		2,900	2,940
Rosneft Finance S.A.
6.250% due 02/02/2015		150	152
6.625% due 03/20/2017		100	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
9.125% due 03/01/2017	$900	$1,017

		6,370

Total Corporate Bonds & Notes (Cost $29,745)		29,374

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
0.435% due 09/25/2031	60	56
0.515% due 10/25/2029	438	431
11.855% due 05/15/2035	96	101
Small Business Administration
5.902% due 02/10/2018	273	295

Total U.S. Government Agencies (Cost $851)		883

U.S. TREASURY OBLIGATIONS 106.2%
U.S. Treasury Bonds
3.125% due 08/15/2044 (e)	10,600	10,433
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2019 (e)(g)(i)	82,339	82,587
0.125% due 01/15/2022 (g)	25,264	24,712
0.125% due 07/15/2022	4,041	3,948
0.125% due 01/15/2023	6,709	6,500
0.125% due 07/15/2024 (e)	19,165	18,422
0.375% due 07/15/2023 (e)(g)	110,658	109,595
0.625% due 02/15/2043 (g)	43,627	38,607
0.750% due 02/15/2042	3,427	3,145
1.125% due 01/15/2021 (g)	109	114
1.375% due 02/15/2044 (e)(g)(i)	222,918	238,801
1.750% due 01/15/2028	72,196	80,538
1.875% due 07/15/2015 (g)	367	376
1.875% due 07/15/2019 (g)	1,227	1,341
2.000% due 01/15/2026	20,287	23,131
2.125% due 02/15/2040	13,228	16,400
2.125% due 02/15/2041	9,465	11,798
2.375% due 01/15/2025	82,284	96,516
2.375% due 01/15/2027 (g)(i)	81,214	96,286
2.500% due 01/15/2029	30,995	37,896
3.375% due 04/15/2032	26,770	37,276
3.625% due 04/15/2028	53,116	72,258
3.875% due 04/15/2029	47,574	67,258

Total U.S. Treasury Obligations (Cost $1,088,728)		1,077,938

MORTGAGE-BACKED SECURITIES 1.3%
Adjustable Rate Mortgage Trust
2.596% due 11/25/2035 ^	675	586
5.397% due 01/25/2036	371	344
Banc of America Funding Ltd
0.417% due 10/03/2039	3,391	3,363
Banc of America Funding Trust
2.621% due 03/20/2036	496	460
Banc of America Re-REMIC Trust
5.676% due 02/17/2051	738	791
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	86	87
2.200% due 09/25/2035	473	477
2.514% due 05/25/2035	103	103
2.562% due 12/25/2035 ^	531	406
Countrywide Alternative Loan Trust
1.115% due 12/25/2035	555	469
2.665% due 02/25/2037 ^	366	329
GMAC Mortgage Corp. Loan Trust
2.892% due 06/19/2035	831	841
2.904% due 11/19/2035	498	486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.654% due 09/25/2035		$153	$156
HomeBanc Mortgage Trust
0.425% due 10/25/2035		98	88
Merrill Lynch Mortgage Investors Trust
0.815% due 09/25/2029		575	581
Prime Mortgage Trust
5.000% due 02/25/2019		7	7
Residential Accredit Loans, Inc. Trust
0.335% due 06/25/2046		250	115
Residential Asset Securitization Trust
0.605% due 12/25/2036 ^		485	191
5.000% due 08/25/2019		139	144
6.250% due 10/25/2036 ^		394	356
Structured Adjustable Rate Mortgage Loan Trust
5.122% due 07/25/2035 ^		313	275
Thornburg Mortgage Securities Trust
0.895% due 09/25/2044		453	444
Wachovia Mortgage Loan Trust LLC
5.442% due 10/20/2035		366	367
WaMu Mortgage Pass-Through Certificates Trust
0.425% due 12/25/2045		171	160
0.445% due 07/25/2045		52	50
0.575% due 06/25/2044		1,555	1,448
2.407% due 09/25/2033		152	158

Total Mortgage-Backed Securities (Cost $12,899)			13,282

ASSET-BACKED SECURITIES 1.4%
ACE Securities Corp.
0.215% due 10/25/2036		59	22
Bear Stearns Asset-Backed Securities Trust
1.155% due 10/25/2037		1,590	1,496
BlackRock Senior Income
0.474% due 04/20/2019		229	227
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		7	7
Countrywide Asset-Backed Certificates
0.405% due 04/25/2036		131	128
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		31	18
Galaxy CLO Ltd.
0.474% due 04/25/2019		60	60
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^		955	518
Mountain View Funding CLO Ltd.
0.494% due 04/15/2019		346	344
MSIM Peconic Bay Ltd.
0.514% due 07/20/2019		88	88
RAAC Trust
2.655% due 12/25/2035		3,473	3,324
Residential Asset Mortgage Products Trust
0.335% due 10/25/2036		6,506	6,422
1.130% due 04/25/2034		1,760	1,518
Soundview Home Loan Trust
0.215% due 11/25/2036		398	162
Wood Street CLO BV
0.433% due 03/29/2021	EUR	89	112

Total Asset-Backed Securities (Cost $14,679)			14,446

SOVEREIGN ISSUES 12.6%
Autonomous Community of Catalonia
4.750% due 06/04/2018		1,700	2,365
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	12,400	3,891

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 01/01/2018	BRL	4,300	$1,199
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		10,768	3,997
10.000% due 01/01/2025		18,500	6,595
Colombian TES
3.000% due 03/25/2033 (c)	COP	2,076,111	890
Denmark Government Bond
0.100% due 11/15/2023 (c)	DKK	34,804	6,122
France Government Bond
0.100% due 07/25/2021 (c)	EUR	605	800
0.250% due 07/25/2024 (c)		4,453	5,874
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		3,424	4,606
2.100% due 09/15/2017 (c)		232	312
2.100% due 09/15/2021 (c)		324	449
2.250% due 04/22/2017 (c)		1,101	1,448
2.350% due 09/15/2024 (c)		2,002	2,815
2.450% due 03/26/2016 (c)		2,800	3,649
2.550% due 10/22/2016 (c)		16,511	21,720
2.550% due 09/15/2041 (c)		6,386	8,794
5.500% due 11/01/2022		500	795
Mexico Government International Bond
4.000% due 11/08/2046 (c)	MXN	10,357	837
New South Wales Treasury Corp.
2.500% due 11/20/2035 (c)	AUD	182	174
New Zealand Government Bond
2.000% due 09/20/2025 (c)	NZD	18,708	14,117
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	12,282	16,310
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	100,000	875
5.000% due 08/22/2016		80,000	739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
3.500% due 03/23/2017	EUR	498	$670
4.125% due 02/18/2019		$1,100	1,148
4.375% due 01/18/2021	EUR	2,000	2,895
4.700% due 11/01/2016		1,100	1,500
Spain Government International Bond
3.800% due 04/30/2024		1,800	2,616
5.400% due 01/31/2023		5,700	9,203

Total Sovereign Issues (Cost $132,907)			127,405

SHORT-TERM INSTRUMENTS 2.0%

CERTIFICATES OF DEPOSIT 0.1%
China Construction Bank Corp.
1.700% due 04/16/2015		$500	502

REPURCHASE AGREEMENTS (d) 0.2%
			2,361

GREECE TREASURY BILLS 1.5%
1.890% due 11/14/2014 - 03/06/2015 (b)	EUR	12,100	15,248

U.S. TREASURY BILLS 0.2%
0.043% due 10/09/2014 - 03/19/2015 (b)(g)(i)		$2,078	2,078

Total Short-Term Instruments (Cost $21,093)			20,188

Total Investments in Securities (Cost $1,302,548)			1,285,161

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	1,071	$11
PIMCO Short-Term Floating NAV Portfolio III	1,588	16

Total Short-Term Instruments (Cost $27)		27

Total Investments in Affiliates (Cost $27)		27

Total Investments 126.7% (Cost $1,302,575)		$1,285,188

Financial Derivative Instruments (f)(h) 0.5% (Cost or Premiums, net $(1,999))		4,790

Other Assets and Liabilities, net (27.2%)		(275,270)

Net Assets 100.0%		$1,014,707

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$2,361	U.S. Treasury Notes 1.500% due 02/28/2019	$(2,410)	$2,361	$2,361

Total Repurchase Agreements						$(2,410)	$2,361	$2,361

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.130%	08/19/2014	10/20/2014	$(16,711)	$(16,714)
	0.140%	09/11/2014	10/06/2014	(6,377)	(6,378)
	0.140%	09/12/2014	10/22/2014	(11,198)	(11,199)
	0.150%	08/27/2014	10/08/2014	(26,131)	(26,135)
	0.160%	09/11/2014	10/02/2014	(13,031)	(13,032)
	0.160%	09/12/2014	10/14/2014	(1,570)	(1,570)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.180%	09/19/2014	10/03/2014	$(17,845)	$(17,846)
JPS	0.170%	09/10/2014	10/10/2014	(12,769)	(12,770)
RYL	0.020%	09/30/2014	10/01/2014	(6,641)	(6,641)
	0.120%	10/01/2014	11/03/2014	(51,739)	(51,739)

Total Reverse Repurchase Agreements					$(164,024)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
FOB	0.170%	09/18/2014	10/17/2014	$(20,802)	$(20,780)
GSC	0.000%	09/30/2014	10/01/2014	(11,763)	(11,763)
	0.070%	09/30/2014	10/01/2014	(8,376)	(8,376)
	0.230%	09/24/2014	10/08/2014	(13,765)	(13,766)
	0.230%	09/25/2014	10/09/2014	(55,157)	(55,160)
	0.270%	09/30/2014	10/07/2014	(4,693)	(4,692)
MSC	0.050%	09/25/2014	10/02/2014	(13,703)	(13,704)
	0.210%	09/17/2014	10/01/2014	(8,121)	(8,122)
	0.250%	09/26/2014	10/03/2014	(3,272)	(3,272)
TDM	0.210%	09/25/2014	10/09/2014	(24,290)	(24,291)

Total Sale-Buyback Transactions					$(163,926)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $187,170 at a weighted average interest rate of 0.116%.
(3)	Payable for sale-buyback transactions includes $(16) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BOA	Fannie Mae	4.000%	10/01/2044	$ 10,000	$(10,544)	$(10,540)
	Fannie Mae	4.000%	11/01/2044	5,000	(5,252)	(5,254)

FOB	Fannie Mae	4.000%	11/01/2044	5,000	(5,249)	(5,254)

Total Short Sales					$(21,045)	$(21,048)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(e)	Securities with an aggregate market value of $326,665 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(92,874)	$0	$0	$(92,874)	$92,257	$(617)
JPS	0	(12,770)	0	0	(12,770)	12,727	(43)
RYL	0	(58,380)	0	0	(58,380)	58,446	66
SSB	2,361	0	0	0	2,361	(2,410)	(49)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(15,794)	(15,794)	0	(15,794)
FOB	0	0	(20,780)	(5,254)	(26,034)	20,800	(5,234)
GSC	0	0	(93,757)	0	(93,757)	93,250	(507)
MSC	0	0	(25,098)	0	(25,098)	25,097	(1)
TDM	0	0	(24,291)	0	(24,291)	24,088	(203)

Total Borrowings and Other Financing Transactions	$2,361	$(164,024)	$(163,926)	$(21,048)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2014	63	$48	$9	$0
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2014	19	20	12	0
90-Day Eurodollar March Futures	Long	03/2016	129	(24)	0	(6)
90-Day Eurodollar March Futures	Long	03/2017	223	8	0	(17)
Call Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	56	(23)	1	0
Euro-Bund 10-Year Bond December Futures	Short	12/2014	42	(28)	0	(14)
Put Options Strike @ EUR 150.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	56	17	0	(6)
U.S. Treasury 5-Year Note December Futures	Short	12/2014	53	14	3	0

Total Futures Contracts				$32	$25	$(43)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$ 21,500	$350	$(23)	$24	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 250	5	0	0	0
iTraxx Europe 21 10-Year Index	1.000%	06/20/2024	2,900	(27)	45	0	(2)

				$328	$22	$24	$(2)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	500	$40	$(51)	$3	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		10,000	(696)	(1,044)	60	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		3,100	(376)	(163)	19	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		19,600	(1,049)	(353)	120	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	52,300	(373)	(310)	0	(1)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		1,900	(232)	(216)	0	(3)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		8,100	(6)	(76)	0	(8)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		14,900	(192)	(395)	0	(1)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,280,000	(457)	(355)	9	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	903,100	(157)	(67)	19	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		270,000	(48)	(3)	6	0

						$(3,546)	$(3,033)	$236	$(13)

Total Swap Agreements						$(3,218)	$(3,011)	$260	$(15)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(g)	Securities with an aggregate market value of $5,606 and cash of $228 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$ 25	$260	$285	$0	$(43)	$(15)	$(58)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014	$		432		EUR	334	$0	$(11)
	10/2014			1,432		INR	86,722	0	(32)
	12/2014		GBP	1,184	$		1,912	0	(6)
	01/2015		BRL	1,409			599	38	0

BPS	10/2014			1,826			810	64	0
	10/2014		EUR	1,125			1,466	46	0
	10/2014	$		745		BRL	1,826	1	0
	12/2014		MXN	25,564	$		1,936	43	0
	12/2014	$		1,170		MXN	15,648	0	(11)

BRC	10/2014		EUR	1,126	$		1,481	59	0
	10/2014	$		816		PLN	2,521	0	(56)
	12/2014		MXN	8,628	$		649	10	0

CBK	10/2014		EUR	82,174			108,340	4,550	0
	11/2014		DKK	34,235			6,163	353	0
	12/2014	$		2,131		GBP	1,300	0	(24)
	01/2015		BRL	2,463	$		1,059	78	0

DUB	10/2014			7,849			3,490	283	0
	10/2014	$		3,202		BRL	7,849	4	0
	10/2014			903		COP	1,831,590	1	0
	11/2014		EUR	4,227	$		5,390	50	0
	12/2014		COP	1,831,590			897	0	(1)
	12/2014		MXN	4,209			315	3	0

FBF	10/2014		COP	691,383			360	19	0
	10/2014		MYR	1,637			500	2	0
	10/2014	$		5,045		INR	306,413	0	(100)
	10/2014			2,389		MYR	7,661	0	(57)
	01/2015		BRL	4,186	$		1,757	90	0

GLM	10/2014			2,058			910	69	0
	10/2014		COP	1,140,208			601	39	0
	10/2014		EUR	873			1,125	22	0
	10/2014		JPY	1,028,800			9,883	503	0
	10/2014		MYR	1,704			520	1	0
	10/2014	$		839		BRL	2,058	1	0
	01/2015		BRL	1,917	$		804	40	0

HUS	10/2014		AUD	838			781	48	0
	10/2014		BRL	1,463			611	13	0
	10/2014		EUR	3,060			4,034	170	0
	10/2014			597		BRL	1,463	1	0
	10/2014			13,597		NZD	17,202	0	(168)
	11/2014		NZD	17,202	$		13,553	168	0

JPM	10/2014		BRL	1,289			538	12	0
	10/2014		EUR	1,241			1,637	69	0
	10/2014	$		526		BRL	1,289	1	0
	10/2014			2,370		INR	143,776	0	(50)
	10/2014			9,452		JPY	1,028,800	0	(71)
	11/2014		JPY	1,028,800	$		9,454	71	0
	12/2014		MXN	587			45	1	0

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015		BRL	13,220	$		5,517	$251	$0

MSB	10/2014			7,750			3,389	222	0
	10/2014	$		3,162		BRL	7,750	4	0
	10/2014			556		INR	33,705	0	(12)
	12/2014		MXN	3,444	$		260	5	0

RBC	02/2015			3,579		MXN	47,292	0	(88)

SOG	10/2014		NZD	5,844	$		4,853	291	0
	10/2014	$		1,544		INR	93,454	0	(36)
	12/2014		MXN	38,597	$		2,910	51	0

UAG	10/2014		BRL	22,234			9,071	0	(12)
	10/2014		MYR	7,661			2,332	0	0
	10/2014		NZD	11,358			9,446	580	0
	10/2014	$		9,469		BRL	22,234	0	(385)
	10/2014			114,170		EUR	89,265	0	(1,424)
	11/2014		BRL	21,760	$		9,178	366	0
	11/2014		EUR	89,265			114,194	1,423	0
	01/2015		BRL	485			209	16	0
	02/2015	$		2,313		MYR	7,661	0	(1)

Total Forward Foreign Currency Contracts								$10,132	$(2,545)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	11/10/2014	EUR	5,000	$69	$0

Total Purchased Options								$69	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$	500	$(1)	$0

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		5,700	(7)	(8)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		600	(1)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		1,200	(2)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		500	(1)	0

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		1,200	(1)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015		1,900	(3)	(3)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014	EUR	4,900	(14)	(7)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		9,700	(21)	(9)

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	4,800	(5)	(7)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		4,300	(7)	(5)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		2,000	(3)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	1,000	(2)	(1)

							$(68)	$(45)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	06/29/2015	$5,635	$(134)	$(257)
	Call - OTC USD versus BRL		2.680	07/01/2015	1,360	(32)	(63)

FBF	Call - OTC USD versus BRL		2.449	12/15/2014	5,672	(77)	(232)

GLM	Put - OTC USD versus INR	INR	58.500	03/09/2015	9,300	(15)	(8)
	Call - OTC USD versus INR		64.500	03/09/2015	9,300	(106)	(156)

JPM	Call - OTC USD versus INR		65.000	03/10/2015	17,800	(209)	(261)

						$(573)	$(977)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$93,600	$(834)	$(23)

DUB	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	600	(6)	(1)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	(12)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	(1)

						$(872)	$(37)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.235%	11/10/2014	EUR	10,000	$(70)	$0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	12/15/2014		5,100	(10)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.500%	12/15/2014		5,100	(21)	(8)

								$(101)	$(19)

Total Written Options								$(1,614)	$(1,078)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	53	$340,259	EUR	10,200	GBP	0	$(2,107)
Sales	0	79,242		55,800		3,440	(926)
Closing Buys	0	(175,400)		(9,800)		(3,440)	506
Expirations	0	(73,734)		(18,600)		0	879
Exercised	(53)	0		(1,800)		0	34

Balance at End of Period	0	$170,367	EUR	35,800	GBP	0	$(1,614)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Everest Reinsurance Holdings, Inc.	(0.535%	)	12/20/2014	0.158%	$ 1,000	$0	$(1)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.548%	$	1,000	$(51)	$28	$0	$(23)
	Brazil Government International Bond	1.000%	12/20/2019	1.750%		900	(24)	(8)	0	(32)
	Indonesia Government International Bond	1.000%	12/20/2019	1.642%		500	(12)	(3)	0	(15)
	Italy Government International Bond	1.000%	03/20/2019	0.931%		1,000	(17)	21	3	0
	South Africa Government International Bond	1.000%	12/20/2019	1.934%		2,600	(99)	(18)	0	(117)

BRC	Greece Government International Bond	1.000%	06/20/2016	4.748%		800	(45)	(4)	0	(49)
	Indonesia Government International Bond	1.000%	12/20/2019	1.642%		400	(9)	(3)	0	(12)

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.548%		2,400	(121)	66	0	(55)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		100	(8)	3	0	(5)
	South Africa Government International Bond	1.000%	12/20/2019	1.934%		900	(32)	(8)	0	(40)

GST	Brazil Government International Bond	1.000%	09/20/2019	1.690%		2,100	(22)	(45)	0	(67)
	Brazil Government International Bond	1.000%	12/20/2019	1.750%		2,000	(56)	(16)	0	(72)
	Greece Government International Bond	1.000%	12/20/2015	3.783%	EUR	400	(19)	3	0	(16)
	Greece Government International Bond	1.000%	12/20/2016	4.926%	$	100	(8)	(1)	0	(9)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		300	(17)	(3)	0	(20)

HUS	Brazil Government International Bond	1.000%	09/20/2019	1.690%		2,200	(25)	(46)	0	(71)
	Indonesia Government International Bond	1.000%	12/20/2019	1.642%		500	(12)	(4)	0	(16)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		200	(17)	5	0	(12)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Brazil Government International Bond	1.000%	03/20/2019	1.548%	$	100	$(5)	$3	$0	$(2)
	Indonesia Government International Bond	1.000%	12/20/2019	1.642%		1,700	(40)	(13)	0	(53)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		100	(6)	(1)	0	(7)

MYC	Barclays Bank PLC	1.000%	09/20/2015	0.237%	EUR	5,800	63	(6)	57	0
	Brazil Government International Bond	1.000%	12/20/2019	1.750%	$	600	(17)	(5)	0	(22)
	Credit Suisse Group	1.000%	06/20/2015	0.194%	EUR	2,000	23	(8)	15	0
	Greece Government International Bond	1.000%	06/20/2015	3.923%		200	(9)	4	0	(5)

							$(585)	$(59)	$75	$(720)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	4,600	$9	$(9)	$0	$0

BRC	Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	141,400	6	(31)	0	(25)

DUB	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	7,800	(4)	(28)	0	(32)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		19,600	3	(222)	0	(219)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	900	6	(46)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		1,700	0	(73)	0	(73)

GLM	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		1,800	0	(51)	0	(51)

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	10,600	0	(44)	0	(44)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		8,300	8	(8)	0	0

JPM	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	1,200	2	(14)	0	(12)

MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	17,600	86	(202)	0	(116)

UAG	Pay	1-Year BRL-CDI	11.500%	01/04/2021		7,200	15	(62)	0	(47)

							$131	$(790)	$0	$(659)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
SOG	Receive	BCOMF3T Index	48,122	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$25,863		$(641)	$0	$(641)

Total Swap Agreements							$(454)	$(1,491)	$75	$(2,021)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Schedule of Investments PIMCO Real Return Asset Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(i)	Securities with an aggregate market value of $639 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$38	$0	$3	$41	$(49)	$0	$(187)	$(236)	$(195)	$0	$(195)
BPS	154	0	0	154	(11)	0	0	(11)	143	(10)	133
BRC	69	0	0	69	(56)	0	(87)	(143)	(74)	0	(74)
CBK	4,981	0	0	4,981	(24)	(33)	(100)	(157)	4,824	(4,270)	554
DUB	341	0	0	341	(1)	(321)	(364)	(686)	(345)	301	(44)
FBF	111	0	0	111	(157)	(232)	0	(389)	(278)	277	(1)
GLM	675	0	0	675	0	(183)	(51)	(234)	441	(260)	181
GST	0	0	0	0	0	(20)	(184)	(204)	(204)	0	(204)
HUS	400	0	0	400	(168)	0	(143)	(311)	89	0	89
JPM	405	0	0	405	(121)	(289)	(74)	(484)	(79)	61	(18)
MSB	231	0	0	231	(12)	0	0	(12)	219	0	219
MYC	0	0	72	72	0	0	(143)	(143)	(71)	(1)	(72)
RBC	0	0	0	0	(88)	0	0	(88)	(88)	0	(88)
SOG	342	0	0	342	(36)	0	(641)	(677)	(335)	0	(335)
UAG	2,385	0	0	2,385	(1,822)	0	(47)	(1,869)	516	(560)	(44)

Total Over the Counter	$10,132	$0	$75	$10,207	$(2,545)	$(1,078)	$(2,021)	$(5,644)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	25	0	0	235	260

	$0	$25	$0	$0	$260	$285

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,132	$0	$10,132
Swap Agreements	0	75	0	0	0	75

	$0	$75	$0	$10,132	$0	$10,207

	$0	$100	$0	$10,132	$260	$10,492

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43
Swap Agreements	0	2	0	0	13	15

	$0	$2	$0	$0	$56	$58

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,545	$0	$2,545
Written Options	0	45	0	977	56	1,078
Swap Agreements	641	721	0	0	659	2,021

	$641	$766	$0	$3,522	$715	$5,644

	$641	$768	$0	$3,522	$771	$5,702

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(527)	$(527)
Swap Agreements	0	58	0	0	(2,281)	(2,223)

	$0	$58	$0	$0	$(2,808)	$(2,750)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,049	$0	$3,049
Purchased Options	0	0	0	0	(682)	(682)
Written Options	0	46	0	223	848	1,117
Swap Agreements	(1,692)	35	0	0	1,137	(520)

	$(1,692)	$81	$0	$3,272	$1,303	$2,964

	$(1,692)	$139	$0	$3,272	$(1,505)	$214

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(23)	$(23)
Futures	0	0	0	0	687	687
Swap Agreements	0	16	0	0	(1,777)	(1,761)

	$0	$16	$0	$0	$(1,113)	$(1,097)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,441	$0	$8,441
Purchased Options	0	0	0	0	574	574
Written Options	0	9	0	(482)	(420)	(893)
Swap Agreements	(639)	(147)	0	0	(1,671)	(2,457)

	$(639)	$(138)	$0	$7,959	$(1,517)	$5,665

	$(639)	$(122)	$0	$7,959	$(2,630)	$4,568

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,645	$0	$1,645
Corporate Bonds & Notes
Banking & Finance	0	18,851	0	18,851
Industrials	0	4,153	0	4,153
Utilities	0	6,370	0	6,370
U.S. Government Agencies	0	882	0	882
U.S. Treasury Obligations	0	1,077,938	0	1,077,938
Mortgage-Backed Securities	0	9,128	4,154	13,282
Asset-Backed Securities	0	14,446	0	14,446
Sovereign Issues	0	127,405	0	127,405
Short-Term Instruments
Certificates of Deposit	0	502	0	502
Repurchase Agreements	0	2,361	0	2,361
Greece Treasury Bills	0	15,248	0	15,248
U.S. Treasury Bills	0	2,078	0	2,078
	$0	$1,281,007	$4,154	$1,285,161

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	27	0	0	27

Total Investments	$27	$1,281,007	$4,154	$1,285,188

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,048)	$0	$(21,048)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	25	260	0	285
Over the counter	0	10,207	0	10,207
	$25	$10,467	$0	$10,492

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(43)	(15)	0	(58)
Over the counter	0	(5,644)	0	(5,644)
	$(43)	$(5,659)	$0	$(5,702)

Totals	$9	$1,264,767	$4,154	$1,268,930

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.6%

BANK LOAN OBLIGATIONS 0.1%
HCA, Inc.
2.654% due 05/02/2016		$1,650	$1,645

Total Bank Loan Obligations (Cost $1,648)			1,645

CORPORATE BONDS & NOTES 8.1%

BANKING & FINANCE 7.5%
Ally Financial, Inc.
2.434% due 12/01/2014		1,100	1,099
2.500% due 03/15/2017 (d)		17,000	16,980
3.250% due 09/29/2017		5,400	5,376
6.750% due 12/01/2014		500	504
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,600	1,660
Bankia S.A.
3.500% due 12/14/2015	EUR	1,500	1,969
BNP Paribas S.A.
0.547% due 11/07/2015		$28,000	28,008
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,500	1,939
2.875% due 05/19/2016		11,000	14,209
CIT Group, Inc.
4.750% due 02/15/2015		$800	809
Credit Agricole S.A.
0.814% due 06/02/2017		24,900	24,982
6.500% due 06/23/2021 (c)	EUR	400	511
7.875% due 01/23/2024 (c)		$200	203
GATX Financial Corp.
5.800% due 03/01/2016		300	320
Goldman Sachs Group, Inc.
0.858% due 06/04/2017		10,700	10,782
HBOS PLC
0.967% due 09/01/2016	EUR	200	252
International Lease Finance Corp.
6.750% due 09/01/2016		$300	325
7.125% due 09/01/2018		600	676
8.625% due 09/15/2015		1,300	1,376
LBG Capital PLC
15.000% due 12/21/2019	GBP	3,840	8,840
15.000% due 12/21/2019	EUR	260	494
Navient LLC
6.250% due 01/25/2016		$100	104
Stone Street Trust
5.902% due 12/15/2015		7,000	7,419
Turkiye Garanti Bankasi A/S
2.734% due 04/20/2016		900	904
Vornado Realty LP
2.500% due 06/30/2019		1,300	1,298
Westpac Banking Corp.
1.850% due 11/26/2019		29,800	29,719

			160,758

INDUSTRIALS 0.3%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	4,700	5,872
MGM Resorts International
7.625% due 01/15/2017		$100	109
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		423	491

			6,472

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%
Petrobras Global Finance BV
2.595% due 03/17/2017	$6,200	$6,285
Sprint Communications, Inc.
9.125% due 03/01/2017	200	226

		6,511

Total Corporate Bonds & Notes (Cost $175,175)		173,741

U.S. GOVERNMENT AGENCIES 1.0%
Fannie Mae
0.835% due 02/25/2041	1,008	1,021
1.318% due 09/01/2044 - 10/01/2044	48	49
4.000% due 10/01/2044	14,000	14,756
Freddie Mac
0.754% due 12/15/2037	841	852
2.007% due 09/01/2036	193	204
2.089% due 07/01/2036	182	193
2.165% due 10/01/2036	85	90
NCUA Guaranteed Notes
0.716% due 12/08/2020	1,192	1,201
2.650% due 10/29/2020	2,433	2,473

Total U.S. Government Agencies (Cost $20,744)		20,839

U.S. TREASURY OBLIGATIONS 109.0%
U.S. Treasury Bonds
3.125% due 08/15/2044 (f)	11,200	11,023
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2019 (f)(h)(j)	109,000	109,328
0.125% due 01/15/2022 (f)	129,160	126,339
0.125% due 07/15/2022 (f)(h)(j)	549,430	536,897
0.125% due 01/15/2023 (f)	23,947	23,199
0.625% due 07/15/2021 (f)	12,897	13,172
0.625% due 02/15/2043	69,793	61,762
0.750% due 02/15/2042	129,401	118,766
1.125% due 01/15/2021 (f)(h)(j)	152,336	159,964
1.250% due 07/15/2020 (f)	210,721	223,957
1.375% due 01/15/2020 (f)	83,955	89,386
1.375% due 02/15/2044 (f)	4,907	5,257
1.750% due 01/15/2028 (f)	128,485	143,331
1.875% due 07/15/2019 (h)	2,455	2,681
2.000% due 01/15/2026 (j)	35,952	40,992
2.125% due 01/15/2019 (f)(h)(j)	3,995	4,368
2.125% due 02/15/2040	106,263	131,749
2.125% due 02/15/2041 (j)	1,088	1,356
2.375% due 01/15/2025	109,712	128,689
2.375% due 01/15/2027 (f)(j)	184,658	218,927
2.500% due 01/15/2029	34,812	42,564
3.625% due 04/15/2028	49,789	67,733
3.875% due 04/15/2029	63,090	89,194

Total U.S. Treasury Obligations (Cost $2,393,001)		2,350,634

MORTGAGE-BACKED SECURITIES 3.2%
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	210	226
Bear Stearns Adjustable Rate Mortgage Trust
2.164% due 08/25/2035	20	21
2.264% due 08/25/2035	35	36
2.528% due 03/25/2035	15	16
2.580% due 03/25/2035	62	63
2.867% due 01/25/2035	265	268
Chase Mortgage Finance Trust
4.840% due 12/25/2035	156	151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035		$24	$24
2.280% due 09/25/2035		41	41
2.514% due 05/25/2035		21	21
2.622% due 03/25/2034		221	223
Countrywide Alternative Loan Trust
0.325% due 05/25/2047		5,117	4,472
Countrywide Home Loan Reperforming Trust
0.495% due 06/25/2035		152	137
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039		173	184
Credit Suisse First Boston Mortgage Securities Corp.
0.855% due 10/25/2035		1,021	759
DBUBS Mortgage Trust
3.386% due 07/10/2044		6,700	6,935
Granite Master Issuer PLC
0.207% due 12/20/2054	EUR	592	745
Grecale RMBS SRL
0.709% due 01/27/2061		19,600	24,499
GS Mortgage Securities Trust
4.592% due 08/10/2043		$1,100	1,204
GSR Mortgage Loan Trust
2.654% due 09/25/2035		153	156
2.742% due 01/25/2036 ^		312	296
Hercules Eclipse PLC
0.798% due 10/25/2018	GBP	374	593
HomeBanc Mortgage Trust
0.425% due 10/25/2035		$326	295
Indus Eclipse PLC
0.728% due 01/25/2020	GBP	771	1,232
JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043		$4,126	4,389
JPMorgan Mortgage Trust
5.016% due 06/25/2035		669	669
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		207	223
Merrill Lynch Mortgage Investors Trust
1.572% due 10/25/2035		131	129
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	110
Morgan Stanley Capital Trust
6.105% due 06/11/2049		321	353
RBSSP Resecuritization Trust
2.089% due 07/26/2045		3,793	3,829
Residential Asset Securitization Trust
0.555% due 01/25/2046 ^		488	267
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	590	735
Structured Adjustable Rate Mortgage Loan Trust
4.123% due 12/25/2034		$343	335
5.037% due 03/25/2036 ^		505	432
Thornburg Mortgage Securities Trust
6.036% due 09/25/2037		931	973
Ulysses European Loan Conduit PLC
0.718% due 07/25/2017	GBP	800	1,264
WaMu Mortgage Pass-Through Certificates Trust
0.425% due 07/25/2045		$1,721	1,644
0.475% due 08/25/2045		8,493	8,175
1.185% due 01/25/2046		3,417	3,330
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036		350	340
5.212% due 10/25/2035		144	144

Total Mortgage-Backed Securities (Cost $68,202)			69,938

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.8%
Babson CLO Ltd.
0.483% due 11/10/2019		$283	$283
BlackRock Senior Income
0.474% due 04/20/2019		229	227
Countrywide Asset-Backed Certificates
0.335% due 07/25/2036		470	462
0.405% due 04/25/2036		93	92
FBR Securitization Trust
0.895% due 11/25/2035		866	863
Galaxy CLO Ltd.
0.474% due 04/25/2019		100	99
Hewett’s Island CDO Ltd.
0.635% due 11/12/2019		1,517	1,509
Hillmark Funding
0.484% due 05/21/2021		4,874	4,834
HSI Asset Securitization Corp. Trust
0.425% due 02/25/2036		500	388
Magi Funding PLC
0.677% due 04/11/2021	EUR	398	501
Mountain View Funding CLO Ltd.
0.494% due 04/15/2019		$346	344
MSIM Peconic Bay Ltd.
0.514% due 07/20/2019		88	88
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.175% due 12/25/2034		504	506
Saxon Asset Securities Trust
0.950% due 03/25/2035		1,429	1,310
4.034% due 06/25/2033		217	220
SLM Student Loan Trust
0.344% due 12/15/2023	EUR	3,846	4,809
0.354% due 09/15/2021		361	456
Wood Street CLO BV
0.433% due 03/29/2021		74	93

Total Asset-Backed Securities (Cost $17,179)			17,084

SOVEREIGN ISSUES 9.5%
Autonomous Community of Catalonia
4.950% due 02/11/2020		2,100	2,974
Colombian TES
3.000% due 03/25/2033 (b)	COP	7,362,704	3,157
Denmark Government Bond
0.100% due 11/15/2023 (b)	DKK	18,748	3,298
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	8,460	11,380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.100% due 09/15/2017 (b)	EUR	2,200	$2,962
2.100% due 09/15/2021 (b)		3,454	4,789
2.350% due 09/15/2024 (b)		34,841	48,974
2.600% due 09/15/2023 (b)		3,071	4,407
3.100% due 09/15/2026 (b)		423	634
5.500% due 11/01/2022		2,300	3,657
New South Wales Treasury Corp.
2.500% due 11/20/2035 (b)	AUD	26,937	25,819
New Zealand Government Bond
3.000% due 09/20/2030 (b)	NZD	13,242	10,864
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	350,000	3,152
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	400	511
4.700% due 11/01/2016		6,800	9,275
Spain Government International Bond
3.800% due 04/30/2024		23,200	33,712
5.400% due 01/31/2023		20,700	33,421
Xunta de Galicia
5.763% due 04/03/2017		300	426
6.131% due 04/03/2018		600	892

Total Sovereign Issues (Cost $204,512)			204,304

		SHARES
REAL ESTATE INVESTMENT TRUSTS 1.0%

FINANCIALS 1.0%
Equity Residential		349,677	21,533

Total Real Estate Investment Trusts (Cost $19,149)			21,533

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.9%

CERTIFICATES OF DEPOSIT 6.0%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015		$35,500	35,502
Banco do Brasil S.A.
1.211% due 06/29/2015		22,900	22,900
China Construction Bank Corp.
1.700% due 04/16/2015		34,600	34,732
Intesa Sanpaolo SpA
1.650% due 04/07/2015		22,800	22,883
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		12,700	12,700

			128,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.2%
Tesco Treasury Services PLC
1.024% due 08/18/2015		$4,200	$4,169

REPURCHASE AGREEMENTS (e) 0.0%
			616

GREECE TREASURY BILLS 8.6%
2.016% due 10/10/2014 - 02/06/2015 (a)	EUR	147,900	186,517

SLOVENIA TREASURY BILLS 0.0%
0.923% due 03/12/2015		200	253

U.S. TREASURY BILLS 0.1%
0.036% due 11/06/2014 - 04/02/2015 (a)(f)(h)(j)		$2,829	2,829

Total Short-Term Instruments (Cost $336,215)			323,101

Total Investments in Securities (Cost $3,235,825)			3,182,819

		SHARES
INVESTMENTS IN AFFILIATES 14.6%

SHORT-TERM INSTRUMENTS 14.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.6%
PIMCO Short-Term Floating NAV Portfolio III		31,408,785	313,805

Total Short-Term Instruments (Cost $313,817)			313,805

Total Investments in Affiliates (Cost $313,817)			313,805

Total Investments 162.2% (Cost $3,549,642)			$3,496,624

Financial Derivative Instruments (g)(i) (4.6%) (Cost or Premiums, net $(5,959))			(99,586)

Other Assets and Liabilities, net (57.6%)			(1,241,391)

Net Assets 100.0%			$2,155,647

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$17,000	$16,980	0.79%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$616	U.S. Treasury Notes 8.125% due 08/15/2021	$(634)	$616	$616

Total Repurchase Agreements						$(634)	$616	$616

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.190%	09/23/2013	10/08/2014	$(103,388)	$(103,591)
BSN	0.130%	08/05/2014	10/06/2014	(61,910)	(61,922)
	0.140%	08/15/2014	10/15/2014	(23,756)	(23,760)
	0.140%	09/03/2014	10/02/2014	(16,647)	(16,649)
	0.140%	09/04/2014	10/06/2014	(56,940)	(56,946)
	0.140%	10/02/2014	10/06/2014	(23,260)	(23,260)
	0.150%	08/27/2014	10/08/2014	(10,397)	(10,398)
	0.160%	09/12/2014	10/14/2014	(33,792)	(33,795)
	0.160%	09/17/2014	10/17/2014	(29,274)	(29,276)
	0.180%	09/19/2014	10/03/2014	(31,333)	(31,335)
GRE	0.170%	09/29/2014	10/14/2014	(1,628)	(1,627)
IND	0.130%	08/06/2014	10/06/2014	(9,349)	(9,351)
	0.150%	08/21/2014	10/07/2014	(35,373)	(35,379)
	0.150%	08/22/2014	10/23/2014	(219,855)	(219,891)
	0.180%	09/11/2014	10/02/2014	(153,858)	(153,873)
	0.180%	09/17/2014	10/02/2014	(17,820)	(17,821)
JPS	0.020%	09/30/2014	10/07/2014	(11,130)	(11,130)
	0.160%	08/22/2014	10/22/2014	(227,334)	(227,375)
	0.170%	09/09/2014	10/09/2014	(42,198)	(42,203)
	0.170%	09/10/2014	10/10/2014	(30,451)	(30,454)
RYL	0.120%	10/01/2014	11/03/2014	(109,140)	(109,140)
TDM	0.200%	09/20/2013	10/03/2014	(99,998)	(100,207)

Total Reverse Repurchase Agreements					$(1,349,383)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.150%	09/30/2014	10/30/2014	$(53,224)	$(53,179)
	0.180%	09/18/2014	10/17/2014	(4,184)	(4,183)
MSC	0.160%	08/04/2014	10/03/2014	(31,838)	(31,849)
TDM	0.190%	09/23/2014	10/23/2014	(26,281)	(26,259)

Total Sale-Buyback Transactions					$(115,470)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $1,066,515 at a weighted average interest rate of 0.140%.
(3)	Payable for sale-buyback transactions includes $(77) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BCY	Fannie Mae	4.000%	10/01/2044	$6,000	$(6,328)	$(6,324)
BOA	Fannie Mae	4.000%	10/01/2044	49,000	(51,669)	(51,645)
	Fannie Mae	4.000%	11/01/2044	15,000	(15,745)	(15,763)
BPG	Fannie Mae	4.000%	11/01/2044	9,000	(9,463)	(9,458)
FOB	Fannie Mae	4.000%	11/01/2044	111,000	(116,295)	(116,645)
JPS	Fannie Mae	4.000%	10/01/2044	3,000	(3,168)	(3,162)
NOM	Fannie Mae	4.000%	10/01/2044	10,000	(10,556)	(10,540)

Total Short Sales					$(213,224)	$(213,537)

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(f)	Securities with an aggregate market value of $1,465,056 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(103,591)	$0	$0	$(103,591)	$103,744	$153
BSN	0	(287,341)	0	0	(287,341)	285,372	(1,969)
GRE	0	(1,627)	0	0	(1,627)	1,626	(1)
IND	0	(436,315)	0	0	(436,315)	435,425	(890)
JPS	0	(311,162)	0	0	(311,162)	310,477	(685)
RYL	0	(109,140)	0	0	(109,140)	108,599	(541)
SSB	616	0	0	0	616	(634)	(18)
TDM	0	(100,207)	0	0	(100,207)	100,326	119

Master Securities Forward Transaction Agreement
BCY	0	0	0	(6,324)	(6,324)	0	(6,324)
BOA	0	0	0	(67,408)	(67,408)	0	(67,408)
BPG	0	0	(57,362)	(9,458)	(66,820)	57,289	(9,531)
FOB	0	0	0	(116,645)	(116,645)	0	(116,645)
JPS	0	0	0	(3,162)	(3,162)	0	(3,162)
MSC	0	0	(31,849)	0	(31,849)	31,011	(838)
NOM	0	0	0	(10,540)	(10,540)	0	(10,540)
TDM	0	0	(26,259)	0	(26,259)	26,320	61

Total Borrowings and Other Financing Transactions	$616	$(1,349,383)	$(115,470)	$(213,537)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note December Futures	$121.750	11/21/2014	222	$2	$2
Put - CBOT U.S. Treasury 10-Year Note December Futures	112.500	11/21/2014	1,720	15	25

				$17	$27

Total Purchased Options				$17	$27

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2014	5	$4	$1	$0
90-Day Eurodollar March Futures	Long	03/2016	274	(52)	0	(14)
Call Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	82	(34)	2	0
Call Options Strike @ EUR 149.500 on Euro-Bund 10-Year Bond December Futures	Long	11/2014	1,017	(1)	0	0
E-mini S&P 500 Index December Futures	Long	12/2014	28	(37)	0	(5)
Euro-Bund 10-Year Bond December Futures	Short	12/2014	797	(529)	0	(262)
Mini MSCI Emerging Markets Index December Futures	Long	12/2014	37	(72)	1	0
Put Options Strike @ EUR 150.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	82	25	0	(9)
U.S. Treasury 5-Year Note December Futures	Short	12/2014	1	0	0	0
U.S. Treasury 10-Year Note December Futures	Long	12/2014	1,844	(1,217)	1	(233)

Total Futures Contracts				$(1,913)	$5	$(523)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-21 5-Year Index	5.000%	06/20/2019	$ 9,600	$895	$(17)	$0	$(15)
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 88,600	1,921	137	0	(9)
iTraxx Europe 21 10-Year Index	1.000%	06/20/2024	1,100	(10)	16	0	(1)

				$2,806	$136	$0	$(25)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$	10,600	$397	$74	$11	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		14,200	1,146	(552)	77	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		22,900	(1,593)	(2,474)	137	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		15,200	(1,844)	(656)	95	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		86,850	(4,648)	(2,125)	533	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	199,500	(1,424)	(1,181)	0	(4)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		11,100	(1,355)	(1,266)	0	(15)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		800	(1)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		30,500	(394)	(744)	0	(3)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	4,700,000	(1,679)	(1,272)	33	0
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024		2,100,000	(711)	(30)	16	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	2,857,600	(497)	(135)	60	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		640,000	(115)	(8)	13	0

						$(12,718)	$(10,376)	$975	$(23)

Total Swap Agreements						$(9,912)	$(10,240)	$975	$(48)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(h)	Securities with an aggregate market value of $24,344 and cash of $473 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$27	$34	$975	$1,036	$0	$(523)	$(48)	$(571)

(1)	Unsettled variation margin asset of $29 for closed futures is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014	$		25,350		AUD	28,550	$0	$(353)
	10/2014			3,482		INR	211,667	0	(66)
	11/2014		AUD	28,550	$		25,290	351	0

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2014		EUR	341,864	$		457,562	$25,625	$0
	11/2014	$		198,431		EUR	155,393	0	(2,096)
	12/2014		GBP	9,600	$		15,504	0	(49)

BPS	10/2014		BRL	81,051			35,960	2,848	0
	10/2014	$		33,068		BRL	81,051	44	0
	10/2014			10,672		NZD	13,501	0	(133)
	11/2014		NZD	13,501	$		10,637	132	0
	12/2014		MXN	255,625			19,416	482	0
	12/2014	$		3,711		MXN	49,636	0	(35)

BRC	10/2014			9,579		INR	579,913	0	(220)
	10/2014			12,784		PLN	39,474	0	(879)
	11/2014			1,081		EUR	821	0	(44)

CBK	10/2014		INR	4,462,391	$		72,618	604	0
	10/2014	$		42,914		INR	2,609,143	0	(807)
	11/2014		DKK	18,480	$		3,327	190	0
	11/2014		EUR	184,711			247,467	14,090	0
	11/2014	$		1,536		EUR	1,191	0	(31)
	12/2014			4,439		GBP	2,708	0	(51)
	12/2014			1,560		MXN	20,414	0	(48)
	01/2015			71,453		INR	4,462,391	0	(739)

DUB	10/2014			2,455		COP	4,981,809	2	0
	10/2014			3,947		INR	238,991	0	(90)
	12/2014		COP	4,981,809	$		2,439	0	(4)

FBF	10/2014			4,867,788			2,534	133	0
	10/2014	$		15,581		MYR	49,965	0	(370)

GLM	10/2014		COP	114,021	$		60	4	0
	10/2014		JPY	8,168,900			78,473	3,990	0
	11/2014	$		586		EUR	441	0	(29)

HUS	10/2014		NZD	13,501	$		11,213	674	0
	12/2014		MXN	17,628			1,316	12	(1)

JPM	10/2014		AUD	28,550			26,478	1,481	0
	10/2014		HUF	4,452,066			19,362	1,277	0
	10/2014	$		13,561		INR	822,678	0	(284)
	10/2014			75,047		JPY	8,168,900	0	(565)
	10/2014			6,590		MYR	21,008	0	(194)
	10/2014		ZAR	5,842	$		532	16	0
	11/2014		JPY	8,168,900			75,065	566	0
	11/2014	$		898		EUR	693	0	(23)
	12/2014		MXN	1,824	$		139	3	0

MSB	12/2014			175,225			13,230	251	0

RBC	02/2015	$		18,511		MXN	247,905	0	(209)

UAG	10/2014		BRL	81,051	$		33,068	0	(44)
	10/2014		MYR	101,996			31,321	269	0
	10/2014	$		35,072		BRL	81,051	0	(1,959)
	11/2014		BRL	32,399	$		13,665	545	0
	12/2014		MXN	172,763			13,180	384	0
	12/2014	$		21,015		MXN	279,056	0	(345)
	02/2015			21,672		MYR	70,973	0	(257)

Total Forward Foreign Currency Contracts								$53,973	$(9,925)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	10/29/2014	EUR	13,800	$206	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	11/10/2014		45,100	628	0

								$834	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Call - OTC Fannie Mae 4.000% due 11/01/2044	$	127.000	11/06/2014	$189,000	$6	$0

Total Purchased Options						$840	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums Paid/(Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$	2,000	$(4)	$(2)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		600	(1)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		2,700	(5)	(2)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		1,900	(4)	(1)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		600	(1)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015		200	0	0
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014	EUR	26,000	(72)	(39)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		31,700	(67)	(28)

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	15,400	(18)	(21)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		17,000	(27)	(19)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		7,000	(12)	(6)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	5,000	(8)	(5)

							$(219)	$(125)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	06/29/2015	$49,259	$(1,167)	$(2,251)
	Call - OTC USD versus BRL		2.680	07/01/2015	11,360	(271)	(524)

FBF	Call - OTC USD versus BRL		2.449	12/15/2014	49,541	(671)	(2,024)

GLM	Put - OTC USD versus INR	INR	58.500	03/09/2015	16,500	(27)	(14)
	Call - OTC USD versus INR		64.500	03/09/2015	16,500	(189)	(277)

						$(2,325)	$(5,090)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$4,300	$(38)	$(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	0

DUB	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	2,200	(21)	(4)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	(105)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	(10)

						$(356)	$(120)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.250%	10/29/2014	EUR	27,600	$(208)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.235%	11/10/2014		90,200	(627)	0

								$(835)	$0

Total Written Options								$(3,735)	$(5,335)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	423	$219,980	EUR	85,300	GBP	0	$(2,750)
Sales	0	259,538		330,200		7,630	(4,628)
Closing Buys	0	(4,000)		(60,600)		(7,630)	567
Expirations	0	(238,258)		(159,400)		0	2,802
Exercised	(423)	0		(15,000)		0	274

Balance at End of Period	0	$237,260	EUR	180,500	GBP	0	$(3,735)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.141%	$ 300	$0	$(4)	$0	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.548%	$	3,800	$(195)	$108	$0	$(87)
	Italy Government International Bond	1.000%	03/20/2019	0.931%		4,400	(76)	91	15	0
	Russia Government International Bond	1.000%	03/20/2019	2.398%		100	(8)	3	0	(5)

BPS	Italy Government International Bond	1.000%	03/20/2019	0.931%		13,300	(230)	273	43	0

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.548%		15,000	(757)	412	0	(345)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		700	(58)	18	0	(40)

DUB	Italy Government International Bond	1.000%	03/20/2019	0.931%		8,000	(143)	168	25	0

GST	Russia Government International Bond	1.000%	09/20/2019	2.459%		1,500	(83)	(16)	0	(99)

HUS	Italy Government International Bond	1.000%	03/20/2019	0.931%		8,500	(159)	187	28	0
	Russia Government International Bond	1.000%	03/20/2019	2.398%		1,400	(118)	37	0	(81)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		5,200	(39)	108	69	0

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.548%		8,300	(422)	231	0	(191)
	Russia Government International Bond	1.000%	09/20/2019	2.459%		800	(45)	(8)	0	(53)

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.200%	EUR	12,900	134	(35)	99	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%	$	12,400	(664)	379	0	(285)
	Greece Government International Bond	1.000%	06/20/2015	3.923%	EUR	2,000	(93)	41	0	(52)
	Spain Government International Bond	1.000%	03/20/2019	0.700%	$	12,300	(76)	237	161	0

							$(3,032)	$2,234	$440	$(1,238)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	2,700	$6	$(34)	$0	$(28)

BRC	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023	EUR	2,900	37	240	277	0
	Receive	3-Month USD-CPURNSA Index	2.085%	10/11/2017	$	33,100	0	(328)	0	(328)

CBK	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	400	5	25	30	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		5,200	66	432	498	0

DUB	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	3,600	26	(187)	0	(161)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		33,100	0	(1,412)	0	(1,412)

FBF	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	500	4	34	38	0

GLM	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	12,300	6	(382)	0	(376)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		7,200	(3)	(26)	0	(29)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	7,400	0	(209)	0	(209)
	Receive	3-Month USD-CPURNSA Index	2.205%	10/11/2018		27,400	0	(392)	0	(392)

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	5,900	0	(24)	0	(24)

JPM	Pay	1-Year BRL-CDI	7.900%	01/02/2015		27,100	(97)	(189)	0	(286)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	1,300	$14	$84	$98	$0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	11,500	(5)	(42)	0	(47)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		24,400	46	(206)	0	(160)

RYL	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	400	4	26	30	0

UAG	Pay	1-Year BRL-CDI	8.260%	01/02/2015	BRL	109,800	131	(857)	0	(726)
	Pay	1-Year BRL-CDI	10.410%	01/02/2015		6,400	4	(2)	2	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		282,900	(391)	(772)	0	(1,163)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		48,300	98	(417)	0	(319)

							$(49)	$(4,638)	$973	$(5,660)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	DWRTFT Index	105,174	1-Month USD-LIBOR plus a specified spread	04/23/2015	$817,525		$(47,898)	$0	$(47,898)
	Receive	DWRTFT Index	21,821	1-Month USD-LIBOR plus a specified spread	07/31/2015	169,616		(9,941)	0	(9,941)

BRC	Receive	DWRTFT Index	47,973	1-Month USD-LIBOR plus a specified spread	07/31/2015	372,897		(21,859)	0	(21,859)

GST	Receive	DWRTFT Index	7,973	1-Month USD-LIBOR plus a specified spread	01/30/2015	61,975		(3,632)	0	(3,632)
	Receive	DWRTFT Index	66,459	1-Month USD-LIBOR plus a specified spread	04/23/2015	516,590		(30,267)	0	(30,267)

JPM	Receive	DWRTFT Index	43,230	1-Month USD-LIBOR plus a specified spread	05/29/2015	336,030		(19,678)	0	(19,678)

								$(133,275)	$0	$(133,275)

Total Swap Agreements							$(3,081)	$(135,683)	$1,413	$(140,177)

(6) Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(j)	Securities with an aggregate market value of $120,702 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$25,976	$0	$15	$25,991	$(2,564)	$(2)	$(57,959)	$(60,525)	$(34,534)	$31,900	$(2,634)
BPS	3,506	0	43	3,549	(168)	0	0	(168)	3,381	(3,470)	(89)
BRC	0	0	277	277	(1,143)	0	(22,187)	(23,330)	(23,053)	21,670	(1,383)
CBK	14,884	0	528	15,412	(1,676)	(5)	(389)	(2,070)	13,342	(12,620)	722
DUB	2	0	25	27	(94)	(2,779)	(1,573)	(4,446)	(4,419)	4,576	157
FBF	133	0	38	171	(370)	(2,024)	0	(2,394)	(2,223)	2,296	73
GLM	3,994	0	0	3,994	(29)	(291)	(1,006)	(1,326)	2,668	(2,460)	208
GST	0	0	0	0	0	(68)	(33,998)	(34,066)	(34,066)	39,141	5,075
HUS	686	0	97	783	(1)	0	(105)	(106)	677	(580)	97
JPM	3,343	0	0	3,343	(1,066)	(166)	(20,208)	(21,440)	(18,097)	16,827	(1,270)
MSB	251	0	0	251	0	0	0	0	251	(280)	(29)
MYC	0	0	358	358	0	0	(544)	(544)	(186)	(155)	(341)
RBC	0	0	0	0	(209)	0	0	(209)	(209)	310	101
RYL	0	0	30	30	0	0	0	0	30	0	30
UAG	1,198	0	2	1,200	(2,605)	0	(2,208)	(4,813)	(3,613)	3,984	371

Total Over the Counter	$53,973	$0	$1,413	$55,386	$(9,925)	$(5,335)	$(140,177)	$(155,437)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$27	$27
Futures	0	0	1	0	33	34
Swap Agreements	0	0	0	0	975	975

	$0	$0	$1	$0	$1,035	$1,036

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,973	$0	$53,973
Swap Agreements	0	440	0	0	973	1,413

	$0	$440	$0	$53,973	$973	$55,386

	$0	$440	$1	$53,973	$2,008	$56,422

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$5	$0	$518	$523
Swap Agreements	0	25	0	0	23	48

	$0	$25	$5	$0	$541	$571

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,925	$0	$9,925
Written Options	0	125	0	5,090	120	5,335
Swap Agreements	0	1,242	133,275	0	5,660	140,177

	$0	$1,367	$133,275	$15,015	$5,780	$155,437

	$0	$1,392	$133,280	$15,015	$6,321	$156,008

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$75	$0	$(3,931)	$(3,856)
Swap Agreements	0	1,096	0	0	(7,895)	(6,799)

	$0	$1,096	$75	$0	$(11,826)	$(10,655)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,008	$0	$19,008
Purchased Options	0	0	0	0	(928)	(928)
Written Options	0	396	0	1,784	1,008	3,188
Swap Agreements	0	509	345,593	0	8,195	354,297

	$0	$905	$345,593	$20,792	$8,275	$375,565

	$0	$2,001	$345,668	$20,792	$(3,551)	$364,910

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Written Options	0	0	0	0	(181)	(181)
Futures	0	0	(108)	0	(1,166)	(1,274)
Swap Agreements	0	90	0	0	(6,902)	(6,812)

	$0	$90	$(108)	$0	$(8,239)	$(8,257)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,367	$0	$44,367
Purchased Options	0	0	0	0	(151)	(151)
Written Options	0	(25)	0	(3,445)	294	(3,176)
Swap Agreements	0	999	(161,109)	0	(8,746)	(168,856)

	$0	$974	$(161,109)	$40,922	$(8,603)	$(127,816)

	$0	$1,064	$(161,217)	$40,922	$(16,842)	$(136,073)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,645	$0	$1,645
Corporate Bonds & Notes
Banking & Finance	0	143,778	16,980	160,758
Industrials	0	5,981	491	6,472
Utilities	0	6,511	0	6,511
U.S. Government Agencies	0	20,839	0	20,839
U.S. Treasury Obligations	0	2,350,634	0	2,350,634
Mortgage-Backed Securities	0	69,938	0	69,938
Asset-Backed Securities	0	17,084	0	17,084
Sovereign Issues	0	204,304	0	204,304
Real Estate Investment Trusts
Financials	21,533	0	0	21,533
Short-Term Instruments
Certificates of Deposit	0	128,717	0	128,717
Commercial Paper	0	4,169	0	4,169
Repurchase Agreements	0	616	0	616
Greece Treasury Bills	0	186,517	0	186,517
Slovenia Treasury Bills	0	253	0	253
U.S. Treasury Bills	0	2,829	0	2,829
	$21,533	$3,143,815	$17,471	$3,182,819

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	313,805	0	0	313,805

Total Investments	$335,338	$3,143,815	$17,471	$3,496,624

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(213,537)	$0	$(213,537)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	1,002	0	1,007
Over the counter	0	55,386	0	55,386
	$5	$56,388	$0	$56,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(523)	(48)	0	(571)
Over the counter	0	(155,437)	0	(155,437)
	$(523)	$(155,485)	$0	$(156,008)

Totals	$334,820	$2,831,181	$17,471	$3,183,472

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.5%

CORPORATE BONDS & NOTES 9.8%

BANKING & FINANCE 8.7%
Bankia S.A.
4.375% due 02/14/2017	EUR	100	$136
Goldman Sachs Group, Inc.
0.858% due 06/04/2017		$100	101
HSBC Finance Corp.
6.676% due 01/15/2021		100	118
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		100	112
Navient LLC CPI Linked Bond
3.822% due 12/15/2014		84	84
3.872% due 06/15/2015		22	22
Stone Street Trust
5.902% due 12/15/2015		100	106
Westpac Banking Corp.
0.562% due 05/19/2017		100	100

			779

UTILITIES 1.1%
Verizon Communications, Inc.
1.764% due 09/15/2016		100	103

Total Corporate Bonds & Notes (Cost $871)			882

U.S. GOVERNMENT AGENCIES 10.9%
Fannie Mae
0.000% due 06/01/2017		210	203
0.585% due 10/25/2036		67	68
6.000% due 04/18/2036		300	323
Freddie Mac
0.534% due 07/15/2036		46	47
0.754% due 12/15/2037		24	24
Freddie Mac Strips
0.604% due 09/15/2042		89	89
NCUA Guaranteed Notes
0.716% due 12/08/2020		70	71
Small Business Administration
5.870% due 07/01/2028		141	158

Total U.S. Government Agencies (Cost $977)			983

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 17.7%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016		$540	$546
0.125% due 04/15/2019		305	306
0.125% due 07/15/2024		100	97
1.625% due 01/15/2015 (d)		125	125
U.S. Treasury Notes
0.250% due 07/31/2015 (d)†		100	100
2.750% due 11/15/2023		410	420

Total U.S. Treasury Obligations (Cost $1,589)			1,594

MORTGAGE-BACKED SECURITIES 3.7%
Citigroup Commercial Mortgage Trust
5.899% due 12/10/2049		89	97
Commercial Mortgage Loan Trust
6.241% due 12/10/2049		94	102
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/2043		100	108
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		27	27

Total Mortgage-Backed Securities (Cost $340)			334

ASSET-BACKED SECURITIES 5.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.605% due 01/25/2036		200	183
BlueMountain CLO Ltd.
0.471% due 11/15/2017		14	14
Dalradian European CLO BV
0.717% due 04/11/2023	EUR	100	126
Fore CLO Ltd.
0.479% due 07/20/2019		$68	68
SLM Student Loan Trust
1.734% due 04/25/2023		52	54

Total Asset-Backed Securities (Cost $446)			445

SHORT-TERM INSTRUMENTS 41.4%

CERTIFICATES OF DEPOSIT 2.7%
Credit Suisse
0.444% due 01/12/2015		140	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
1.650% due 04/07/2015	$100	$101

		241

REPURCHASE AGREEMENTS (b) 34.3%
		3,087

SHORT-TERM NOTES 3.3%
Federal Home Loan Bank
0.052% due 11/14/2014 †	300	300

U.S. TREASURY BILLS 1.1%
0.046% due 10/30/2014 (d)†	100	100

Total Short-Term Instruments (Cost $3,727)		3,728

Total Investments in Securities (Cost $7,950)		7,966

	SHARES
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%
PIMCO Short-Term Floating NAV Portfolio	91,445	915
PIMCO Short-Term Floating NAV Portfolio III	243	2

Total Short-Term Instruments (Cost $917)		917

Total Investments in Affiliates (Cost $917)		917

Total Investments 98.7% (Cost $8,867)		$8,883

Financial Derivative Instruments (c)(e) 1.3% (Cost or Premiums, net $5)		116

Other Assets and Liabilities, net 0.0%		3

Net Assets 100.0%		$9,002

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.000% †	09/30/2014	10/01/2014	$300	U.S. Treasury Bonds 2.750% due 11/15/2042	$(305)	$300	$300
JPS	0.000% †	09/30/2014	10/01/2014	700	Federal Farm Credit Bank 0.184% due 05/15/2017	(725)	700	700
SSB	0.000% †	09/30/2014	10/01/2014	587	U.S. Treasury Notes 1.500% due 02/28/2019	(601)	587	587
TDM	0.000% †	09/30/2014	10/01/2014	1,500	U.S. Treasury Notes 3.125% due 05/15/2021	(1,533)	1,500	1,500

Total Repurchase Agreements						$(3,164)	$3,087	$3,087

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO CommoditiesPLUS® Short Strategy Fund
Global/Master Repurchase Agreement
JPS	$400	$0	$0	$0	$400	$(415)	$(15)
SSB	482	0	0	0	482	(492)	(10)

PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	300	0	0	0	300	(305)	(5)
JPS	300	0	0	0	300	(310)	(10)
SSB	105	0	0	0	105	(109)	(4)
TDM	1,500	0	0	0	1,500	(1,533)	(33)

Total Borrowings and Other Financing Transactions	$3,087	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude March Futures †	Short	02/2015	1	$11	$2	$0
Copper December Futures †	Long	12/2014	1	(1)	0	(1)
Natural Gas April Futures †	Short	03/2015	3	3	1	0
Natural Gas August Futures †	Long	07/2015	3	(8)	0	(1)
Natural Gas December Futures †	Long	11/2014	5	(10)	0	(2)
Natural Gas March Futures †	Short	02/2015	1	2	1	0
Natural Gas May Futures †	Long	04/2015	4	(5)	0	(1)
Natural Gas November Futures †	Short	10/2014	5	(8)	2	0
Natural Gas October Futures †	Short	09/2015	3	8	1	0
Sugar No. 11 March Futures †	Short	02/2015	1	0	0	0
U.S. Treasury 5-Year Note December Futures	Short	12/2014	5	1	0	0
White Sugar March Futures †	Long	02/2015	1	0	0	0
WTI Crude December Futures †	Short	11/2016	1	5	2	0
WTI Crude June Futures †	Long	05/2015	2	(14)	0	(5)
WTI Crude June Futures †	Long	05/2016	1	(5)	0	(2)
WTI Crude March Futures †	Long	02/2015	1	(8)	0	(3)
WTI Crude November Futures †	Short	10/2014	2	2	7	0

Total Futures Contracts				$(27)	$16	$(15)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-22 10-Year Index	1.000%	06/20/2024	$ 100	$(1)	$(1)	$0	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 300	7	0	0	0
iTraxx Europe 21 10-Year Index	1.000%	06/20/2024	100	(1)	2	0	0

				$5	$1	$0	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/18/2016	$ 500	$(2)	$(1)	$0	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	250	(30)	(33)	2	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD 300	9	11	0	0

					$(23)	$(23)	$2	$0

Total Swap Agreements					$(18)	$(22)	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(d)	Securities with an aggregate market value of $170 and cash of $88 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Short Strategy Fund (1)	$ 0	$0	$2	$2	$0	$0	$0	$0
PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary) (1)	0	16	0	16	0	(15)	0	(15)

Total Exchange-Traded or Centrally Cleared	$0	$16	$2	$18	$0	$(15)	$0	$(15)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2014	EUR	314	$	414	$18	$0
	10/2014	$	10	AUD	11	0	0

GLM	10/2014	JPY	500	$	5	0	0

HUS	11/2014	$	134	EUR	104	0	(3)

RBC	10/2014	AUD	3	$	3	0	0

UAG	10/2014	$	402	EUR	314	0	(5)
	11/2014	EUR	314	$	402	5	0

Total Forward Foreign Currency Contracts						$23	$(8)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	100	$0	$0

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		100	0	0

							$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC 5-Year Interest Rate Swap (Effective 11/20/2019)	3-Month USD-LIBOR	Receive	3.200%	11/18/2014	$	200	$(1)	$(1)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	$ 10	$(5)	$0

Total Written Options					$(6)	$(1)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,050	EUR	200	$(6)
Sales	2	472		200	(2)
Closing Buys	(2)	0		0	1
Expirations	0	(1,112)		(400)	1
Exercised	0	0		0	0

Balance at End of Period	0	$410	EUR	0	$(6)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Receive	LLSBRT 2H15 Index †	$7.750	12/31/2015	48	$0	$0	$0	$0

MAC	Receive	CUAC 1Q15 Index †	40.500	03/31/2015	12,000	0	3	3	0
	Receive	LLSBRT 1H15 Index †	7.550	06/30/2015	96	0	0	0	0

						$0	$3	$3	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	American International Group, Inc.	(1.000%	)	12/20/2015	0.130%	$ 100	$11	$(12)	$0	$(1)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index †	12,029	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	2,940	$(20)	$0	$(20)

DUB	Pay	BCOMTR Index †	10,660	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		2,605	57	57	0

GLM	Pay	BCOMTR Index †	17,144	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		4,096	(47)	0	(47)

JPM	Receive	BCOMF1T Index †	857	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		396	(9)	0	(9)
	Pay	BCOMTR Index †	12,048	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		2,945	65	65	0

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	JMABNIC0 Index †	31	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$	21	$(1)	$0	$(1)
	Receive	JMABNICP Index †	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		235	(12)	0	(12)

MYC	Pay	BCOMTR Index †	11,664	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015		2,851	63	63	0

								$96	$185	$(89)

(4) Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	SPGCCLP Index †	4.080%	05/14/2015	$3	$0	$0	$0	$0
	Pay	SPGCCLP Index †	4.580%	05/14/2015	6	0	0	0	0

DUB	Pay	BCOM Index †	1.440%	11/04/2014	10	0	0	0	0
	Pay	BCOM Index †	1.440%	11/05/2014	3	0	0	0	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015	8	0	0	0	0
	Receive	WTI Crude June Futures †	3.240%	05/14/2015	7	0	0	0	0

GST	Pay	BCOM Index †	1.960%	02/03/2015	9	0	0	0	0
	Pay	S&P 500 Index †	4.020%	10/17/2014	40	0	1	1	0
	Pay	SPGCGCP Index †	2.723%	06/11/2015	15	0	0	0	0
	Receive	SPGSSIP Index †	5.760%	06/11/2015	10	0	0	0	0

SOG	Pay	SPGCCLP Index †	4.000%	05/14/2015	7	0	0	0	0
	Receive	WTI Crude June Futures †	2.772%	05/14/2015	4	0	0	0	0

						$0	$1	$1	$0

Total Swap Agreements						$11	$88	$189	$(90)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
PIMCO CommoditiesPLUS® Short Strategy Fund
CBK	$18	$0	$0	$18	$0	$0	$0	$0	$18	$0	$18
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
HUS	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
JPM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
UAG	5	0	0	5	(5)	0	0	(5)	0	0	0

PIMCO Cayman Commodity Fund IV, Ltd. (Subsidiary)
CBK	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
DUB	0	0	57	57	0	0	0	0	57	0	57
GLM	0	0	0	0	0	0	(47)	(47)	(47)	0	(47)
GST	0	0	1	1	0	0	0	0	1	0	1
JPM	0	0	65	65	0	0	(22)	(22)	43	0	43
MAC	0	0	3	3	0	0	0	0	3	0	3
MYC	0	0	63	63	0	0	0	0	63	(141)	(78)

Total Over the Counter	$23	$0	$189	$212	$(8)	$(1)	$(90)	$(99)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Short Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$16	$0	$0	$0	$0	$16
Swap Agreements	0	0	0	0	2	2

	$16	$0	$0	$0	$2	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Swap Agreements	188	0	1	0	0	189

	$188	$0	$1	$23	$0	$212

	$204	$0	$1	$23	$2	$230

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$15	$0	$0	$0	$0	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8	$0	$8
Written Options	0	0	0	0	1	1
Swap Agreements	89	1	0	0	0	90

	$89	$1	$0	$8	$1	$99

	$104	$1	$0	$8	$1	$114

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1	$0	$0	$0	$0	$1
Futures	84	0	0	0	(9)	75
Swap Agreements	0	5	0	0	(13)	(8)

	$85	$5	$0	$0	$(22)	$68

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Written Options	0	1	0	0	0	1
Swap Agreements	956	(1)	0	0	0	955

	$956	$0	$0	$16	$0	$972

	$1,041	$5	$0	$16	$(22)	$1,040

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(89)	$0	$0	$0	$1	$(88)
Swap Agreements	0	0	0	0	(7)	(7)

	$(89)	$0	$0	$0	$(6)	$(95)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Written Options	1	0	0	0	0	1
Swap Agreements	121	1	1	0	0	123

	$122	$1	$1	$15	$0	$139

	$33	$1	$1	$15	$(6)	$44

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$779	$0	$779
Utilities	0	103	0	103
U.S. Government Agencies	0	983	0	983
U.S. Treasury Obligations	0	1,594	0	1,594
Mortgage-Backed Securities	0	334	0	334
Asset-Backed Securities	0	445	0	445
Short-Term Instruments
Certificates of Deposit	0	241	0	241
Repurchase Agreements	0	3,087	0	3,087
Short-Term Notes	0	300	0	300
U.S. Treasury Bills	0	100	0	100
	$0	$7,966	$0	$7,966

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	917	0	0	917

Total Investments	$917	$7,966	$0	$8,883

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$16	$2	$0	$18
Over the counter	0	212	0	212
	$16	$214	$0	$230

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	0	0	(15)
Over the counter	0	(99)	0	(99)
	$(15)	$(99)	$0	$(114)

Totals	$918	$8,081	$0	$8,999

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund IV, Ltd., which is a 100% owned subsidiary of the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.3%

CORPORATE BONDS & NOTES 12.2%

BANKING & FINANCE 10.6%
Achmea Bank NV
3.200% due 11/03/2014		$794	$796
Ally Financial, Inc.
2.434% due 12/01/2014		400	400
2.500% due 03/15/2017 (e)		16,000	15,981
2.750% due 01/30/2017		1,700	1,670
2.914% due 07/18/2016		1,000	1,009
3.250% due 09/29/2017		16,100	16,030
3.500% due 07/18/2016		2,400	2,433
4.625% due 06/26/2015		5,000	5,082
5.500% due 02/15/2017		3,700	3,857
6.750% due 12/01/2014		4,800	4,837
8.300% due 02/12/2015		11,000	11,247
Banco do Brasil S.A.
4.500% due 01/22/2015		900	916
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		2,000	2,055
Banco Santander Brasil S.A.
4.625% due 02/13/2017		6,300	6,607
Banco Santander Chile
1.834% due 01/19/2016		9,250	9,366
Bank of America Corp.
5.750% due 12/12/2014	GBP	3,500	5,729
Bank of America N.A.
5.300% due 03/15/2017		$1,075	1,165
Bankia S.A.
0.408% due 01/25/2016	EUR	500	626
3.500% due 12/14/2015		5,200	6,825
3.500% due 01/17/2019		6,900	9,375
3.625% due 10/05/2016		200	269
4.375% due 02/14/2017		13,300	18,081
5.750% due 06/29/2016		800	1,106
BPCE S.A.
0.801% due 11/18/2016		$62,900	63,158
0.865% due 06/17/2017		7,700	7,734
CIT Group, Inc.
4.250% due 08/15/2017		4,700	4,759
4.750% due 02/15/2015		1,700	1,720
5.000% due 05/15/2017		1,700	1,747
Citigroup, Inc.
0.760% due 05/01/2017		1,800	1,805
Credit Agricole S.A.
0.780% due 06/12/2017		67,700	67,826
Depfa ACS Bank
4.875% due 10/28/2015		1,100	1,149
Deutsche Annington Finance BV
3.200% due 10/02/2017		8,600	8,816
Dexia Credit Local S.A.
1.250% due 10/18/2016		29,200	29,411
Ford Motor Credit Co. LLC
0.753% due 09/08/2017		50,000	50,094
1.700% due 05/09/2016		400	403
3.984% due 06/15/2016		100	105
5.625% due 09/15/2015		100	105
General Motors Financial Co., Inc.
3.000% due 09/25/2017		32,800	33,169
GMAC International Finance BV
7.500% due 04/21/2015	EUR	200	261
Goldman Sachs Group, Inc.
0.548% due 05/18/2015		4,000	5,060
0.858% due 06/04/2017		$41,900	42,222
HBOS PLC
0.967% due 09/01/2016	EUR	200	252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Finance Corp.
0.664% due 06/01/2016		$7,000	$7,006
6.676% due 01/15/2021		4,600	5,401
IM Cedulas Fondo de Titulazion de Activos
3.750% due 03/11/2015	EUR	13,200	16,928
International Lease Finance Corp.
2.184% due 06/15/2016		$1,300	1,292
4.875% due 04/01/2015		4,300	4,373
5.750% due 05/15/2016		2,000	2,094
6.750% due 09/01/2016		3,600	3,897
8.625% due 09/15/2015		17,900	18,953
8.750% due 03/15/2017		29,590	33,067
8.875% due 09/01/2017		1,400	1,592
Intesa Sanpaolo SpA
2.375% due 01/13/2017		3,700	3,743
3.125% due 01/15/2016		9,000	9,209
JPMorgan Chase & Co.
0.784% due 04/25/2018		14,400	14,489
JPMorgan Chase Bank N.A.
0.654% due 06/02/2017		34,600	34,668
0.767% due 05/31/2017	EUR	900	1,136
Korea Development Bank
4.375% due 08/10/2015		$400	413
LBG Capital PLC
15.000% due 12/21/2019	GBP	10,480	24,125
15.000% due 12/21/2019	EUR	240	456
Navient LLC
3.875% due 09/10/2015		$11,500	11,637
4.625% due 09/25/2017		1,400	1,419
6.000% due 01/25/2017		1,600	1,678
6.250% due 01/25/2016		6,350	6,607
New York Life Global Funding
2.100% due 01/02/2019		28,600	28,609
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		10,000	10,241
Rabobank Group
0.565% due 04/28/2017		6,800	6,801
0.714% due 03/18/2016		250	251
Royal Bank of Scotland NV
0.932% due 03/09/2015		2,000	1,998
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		10,900	10,750
Springleaf Finance Corp.
5.400% due 12/01/2015		4,200	4,305
5.750% due 09/15/2016		100	104
Waha Aerospace BV
3.925% due 07/28/2020		1,200	1,265
Westpac Banking Corp.
0.562% due 05/19/2017		28,000	28,084
1.850% due 11/26/2019		1,200	1,197

			743,046

INDUSTRIALS 0.7%
Canadian Natural Resources Ltd.
0.608% due 03/30/2016		100	100
Chesapeake Energy Corp.
3.484% due 04/15/2019		650	652
Dell, Inc.
3.100% due 04/01/2016		200	202
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020		332	368
DISH DBS Corp.
4.625% due 07/15/2017		1,000	1,023
7.125% due 02/01/2016		1,100	1,169
Ecopetrol S.A.
7.625% due 07/23/2019		9,800	11,684

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ENTEL Chile S.A.
4.875% due 10/30/2024		$11,200	$11,510
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		300	307
GTL Trade Finance, Inc.
5.893% due 04/29/2024		576	584
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	621
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		400	404
Kinder Morgan, Inc.
8.250% due 02/15/2016		2,475	2,696
Kraft Foods Group, Inc.
1.625% due 06/04/2015		100	101
Noble Group Ltd.
4.875% due 08/05/2015		1,500	1,543
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		1,500	1,543
SABIC Capital BV
3.000% due 11/02/2015		5,750	5,883
Sabine Pass LNG LP
7.500% due 11/30/2016		3,350	3,568
Telefonica Emisiones S.A.U.
0.883% due 06/23/2017		5,000	4,999
6.421% due 06/20/2016		150	163
Viacom, Inc.
4.250% due 09/15/2015		100	103
Volkswagen International Finance NV
2.875% due 04/01/2016		50	52

			49,275

UTILITIES 0.9%
AT&T, Inc.
0.653% due 03/30/2017		800	802
BellSouth Corp.
4.182% due 04/26/2021		3,700	3,776
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		200	216
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,600	13,326
Ipalco Enterprises, Inc.
5.000% due 05/01/2018		1,800	1,906
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		1,700	1,487
Petrobras Global Finance BV
2.595% due 03/17/2017		25,500	25,848
Petroleos Mexicanos
4.875% due 03/15/2015		400	408
Rosneft Finance S.A.
6.250% due 02/02/2015		400	405
7.875% due 03/13/2018		10,900	11,677
SSE PLC
5.625% due 10/01/2017 (d)	EUR	300	413

			60,264

Total Corporate Bonds & Notes (Cost $856,202)			852,585

U.S. GOVERNMENT AGENCIES 4.3%
Fannie Mae
0.000% due 06/01/2017		$39,790	38,548
0.585% due 09/25/2041 †		13,578	13,667
0.605% due 08/25/2037		2,769	2,792
0.625% due 10/30/2014		50,000	50,023
0.705% due 02/25/2042 †		58,480	59,122
0.755% due 01/25/2042 †		16,619	16,830

66	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.835% due 02/25/2041	$1,268	$1,284
6.000% due 04/18/2036	46,795	50,418
Fannie Mae Strips
4.085% due 02/25/2018 (a)	6,467	684
Federal Home Loan Bank
0.200% due 09/29/2015 (h)†	4,800	4,800
Freddie Mac
0.534% due 07/15/2036	464	467
0.604% due 05/15/2032	7,053	7,136
0.754% due 12/15/2037	2,403	2,434
0.774% due 10/15/2037	4,539	4,601
2.500% due 10/02/2019	23,700	23,701
Freddie Mac Strips
0.000% due 03/15/2015	10,041	10,035
Ginnie Mae
1.463% due 10/16/2053 (a)	8,683	581
NCUA Guaranteed Notes
0.716% due 12/08/2020	1,472	1,483
Overseas Private Investment Corp.
0.000% due 06/10/2018	500	735
4.730% due 03/15/2022	4,896	5,404
Small Business Administration
4.840% due 05/01/2025	425	456
4.990% due 09/01/2024	358	387
5.160% due 02/01/2028	194	213
5.310% due 05/01/2027	536	595
5.490% due 03/01/2028	185	205
5.510% due 11/01/2027	181	201
5.820% due 06/01/2026	452	502
5.870% due 07/01/2028	141	158
6.020% due 08/01/2028	87	99
6.770% due 11/01/2028	508	579
8.500% due 01/01/2015	14	14

Total U.S. Government Agencies (Cost $296,154)		298,154

U.S. TREASURY OBLIGATIONS 10.1%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016	341,627	345,764
0.125% due 04/15/2019	251,147	251,902
0.125% due 07/15/2022	1,243	1,215
0.125% due 01/15/2023	4,748	4,600
0.125% due 07/15/2024 (h)	13,114	12,606
1.375% due 02/15/2044	7,872	8,432
1.625% due 01/15/2015 (h)	47,914	47,974
1.875% due 07/15/2015 (h)†	2,572	2,631
2.125% due 02/15/2041	109	136
2.375% due 01/15/2025	11,376	13,343
2.500% due 01/15/2029	2,996	3,663
3.875% due 04/15/2029	3,246	4,590
U.S. Treasury Notes
2.750% due 11/15/2023 (h)(j)	8,400	8,614

Total U.S. Treasury Obligations (Cost $712,315)		705,470

MORTGAGE-BACKED SECURITIES 2.1%
Adjustable Rate Mortgage Trust
3.028% due 07/25/2035	1,032	1,004
American Home Mortgage Investment Trust
0.445% due 02/25/2045	394	394
Banc of America Commercial Mortgage Trust
5.781% due 04/10/2049	500	543
Banc of America Funding Ltd
0.417% due 10/03/2039	1,091	1,082
Banc of America Funding Trust
5.377% due 05/20/2036	1,581	1,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.405% due 07/26/2035		$986	$961
2.382% due 01/26/2034		383	379
4.000% due 02/26/2037		416	411
Bear Stearns Adjustable Rate Mortgage Trust
2.528% due 03/25/2035		1,522	1,543
2.656% due 01/25/2035		1,345	1,336
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036		244	193
Chase Mortgage Finance Trust
2.567% due 02/25/2037		558	555
5.500% due 12/25/2022		912	906
Citigroup Commercial Mortgage Trust
5.899% due 12/10/2049		4,365	4,765
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035		170	171
2.514% due 10/25/2035		2,738	2,741
2.514% due 11/25/2035		781	781
5.212% due 08/25/2035		1,596	1,585
Commercial Mortgage Trust
2.365% due 02/10/2029		5,400	5,525
Countrywide Alternative Loan Trust
5.500% due 10/25/2033		1,827	1,923
Countrywide Home Loan Mortgage Pass-Through Trust
2.487% due 11/20/2034		1,339	1,324
Credit Suisse First Boston Mortgage Securities Corp.
2.325% due 04/25/2034		102	105
Credit Suisse Mortgage Capital Certificates
2.672% due 12/27/2046		762	742
6.000% due 05/27/2037		172	173
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.234% due 06/26/2035		1,652	1,672
F-E Mortgages SRL
0.414% due 12/15/2043	EUR	4,378	5,499
First Horizon Alternative Mortgage Securities Trust
2.247% due 04/25/2035		$1,237	1,238
Granite Master Issuer PLC
0.187% due 12/20/2054	EUR	677	853
Grecale RMBS SRL
0.709% due 01/27/2061		4,600	5,750
GS Mortgage Securities Trust
3.849% due 12/10/2043		$5,133	5,306
GSR Mortgage Loan Trust
2.654% due 09/25/2035		5,062	5,147
2.694% due 11/25/2035		1,161	1,143
HarborView Mortgage Loan Trust
0.463% due 11/19/2035		1,834	1,646
0.494% due 06/20/2035		1,079	1,048
IndyMac Mortgage Loan Trust
4.736% due 11/25/2035		940	897
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		1,703	1,836
5.891% due 02/12/2049		4,600	5,006
JPMorgan Mortgage Trust
2.844% due 04/25/2035		186	190
5.235% due 07/25/2035		592	601
MASTR Adjustable Rate Mortgages Trust
2.635% due 11/21/2034		1,007	1,031
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.894% due 09/15/2030		353	353
Merrill Lynch Mortgage Investors Trust
1.572% due 10/25/2035		131	129
2.148% due 12/25/2034		369	368
2.350% due 10/25/2035		176	179
2.458% due 06/25/2035		1,305	1,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 08/25/2036		$1,867	$1,927
5.372% due 05/25/2036		113	113
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		4,463	4,775
Morgan Stanley Capital Trust
5.610% due 04/15/2049		377	379
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		363	368
Morgan Stanley Re-REMIC Trust
5.991% due 08/15/2045		870	947
RBSSP Resecuritization Trust
2.089% due 07/26/2045		3,793	3,829
2.203% due 12/26/2036		252	254
Residential Accredit Loans, Inc. Trust
0.455% due 01/25/2035		1,153	1,121
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	466	580
Structured Adjustable Rate Mortgage Loan Trust
1.105% due 11/25/2034		$2,218	2,117
2.386% due 06/25/2034		2,812	2,888
Structured Asset Mortgage Investments Trust
0.833% due 05/19/2035		201	198
Thornburg Mortgage Securities Trust
1.455% due 03/25/2037		8,301	7,660
2.244% due 04/25/2045		464	471
5.404% due 07/25/2036		15,108	15,242
6.036% due 09/25/2037		13,123	13,713
Vornado DP LLC Trust
2.970% due 09/13/2028		1,294	1,335
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020		307	306
5.342% due 12/15/2043		2,100	2,266
5.928% due 06/15/2049		121	123
WaMu Mortgage Pass-Through Certificates Trust
0.415% due 11/25/2045		7,575	7,178
0.525% due 11/25/2034		756	731
0.555% due 01/25/2045		1,047	1,005
1.185% due 01/25/2046		1,776	1,731
2.376% due 06/25/2034		216	221
2.396% due 01/25/2035		215	218
2.431% due 10/25/2034		187	188
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 06/25/2033		135	137
2.602% due 03/25/2035		712	722
2.612% due 04/25/2036		32	33
2.615% due 12/25/2034		118	121
5.000% due 03/25/2036		103	104
5.594% due 04/25/2036		1,969	1,957

Total Mortgage-Backed Securities (Cost $141,439)			146,828

ASSET-BACKED SECURITIES 2.0%
ACE Securities Corp.
0.830% due 05/25/2035		466	448
1.055% due 12/25/2034		759	709
Aimco CLO
0.484% due 10/20/2019		2,906	2,894
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.605% due 01/25/2036		700	641
Asset-Backed Funding Certificates Trust
0.855% due 06/25/2034		5,675	5,345
Atrium CDO Corp.
0.482% due 07/20/2020		698	692
Bear Stearns Asset-Backed Securities Trust
0.655% due 09/25/2046		1,152	462

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	67

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BlueMountain CLO Ltd.
0.471% due 11/15/2017		$1,008	$1,008
0.604% due 11/15/2017		800	798
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		3	3
Countrywide Asset-Backed Certificates
0.525% due 04/25/2036		3,981	3,214
0.935% due 11/25/2034		784	779
1.010% due 08/25/2034		600	571
Duane Street CLO Ltd.
0.484% due 01/11/2021		852	846
EFS Volunteer LLC
1.084% due 10/26/2026		719	723
Euro-Galaxy CLO BV
0.444% due 10/23/2021	EUR	1,035	1,299
First Franklin Mortgage Loan Trust
0.535% due 09/25/2035		$276	276
0.595% due 04/25/2035		400	400
0.835% due 11/25/2035		3,100	3,027
First NLC Trust
0.545% due 02/25/2036		16,160	13,832
Fore CLO Ltd.
0.479% due 07/20/2019		12,351	12,314
Four Corners CLO Ltd.
0.505% due 01/26/2020		5,391	5,366
Franklin CLO Ltd.
0.494% due 06/15/2018		533	530
Fremont Home Loan Trust
0.635% due 07/25/2035		697	699
GE-WMC Asset-Backed Pass-Through Certificates
0.515% due 10/25/2035		2,145	2,138
Goldentree Loan Opportunities Ltd.
0.929% due 10/18/2021		2,912	2,909
Gulf Stream Sextant CLO Ltd.
0.634% due 08/21/2020		500	499
HSBC Home Equity Loan Trust
0.634% due 03/20/2036		1,760	1,669
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.205% due 11/25/2034		2,455	2,357
LCM Ltd.
0.463% due 03/21/2019		189	189
Leopard CLO BV
0.677% due 04/21/2020	EUR	244	308
LightPoint Pan-European CLO PLC
0.459% due 01/31/2022		621	782
Locat Securitisation Vehicle SRL
0.247% due 12/12/2028		138	174
Long Beach Mortgage Loan Trust
0.980% due 06/25/2035		$1,192	1,185
Magi Funding PLC
0.677% due 04/11/2021	EUR	153	193
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		$2,854	2,880
MASTR Asset-Backed Securities Trust
0.605% due 10/25/2035		1,000	959
Merrill Lynch Mortgage Investors Trust
0.465% due 08/25/2036		1,000	894
Morgan Stanley ABS Capital, Inc. Trust
0.860% due 01/25/2035		2,844	2,512
1.010% due 03/25/2034		4,618	4,402
1.085% due 03/25/2035		400	381
Morgan Stanley Home Equity Loan Trust
0.625% due 08/25/2035		900	863
Nelnet Student Loan Trust
1.014% due 07/27/2048		2,751	2,776
New Century Home Equity Loan Trust
0.605% due 06/25/2035		2,000	1,857

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.645% due 07/25/2035		$600	$576
0.830% due 03/25/2035		3,500	3,331
North Carolina State Education Assistance Authority
0.955% due 07/25/2039		11,608	11,683
Oak Hill Credit Partners Ltd.
0.481% due 05/17/2021		67	67
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.655% due 07/25/2035		1,000	989
0.875% due 03/25/2035		1,000	913
1.130% due 10/25/2034		200	198
RAAC Trust
0.505% due 10/25/2045		929	926
Race Point CLO Ltd.
0.494% due 04/15/2020		293	292
Residential Asset Mortgage Products Trust
0.685% due 06/25/2035		466	424
SLM Student Loan Trust
0.234% due 07/25/2017		173	173
0.634% due 12/15/2027	EUR	2,800	3,509
0.734% due 10/25/2017		$317	317
1.734% due 04/25/2023		10,293	10,677
Soundview Home Loan Trust
0.405% due 06/25/2036		8,480	6,902
Specialty Underwriting & Residential Finance Trust
0.605% due 03/25/2036		3,000	2,593
Stanfield Bristol CLO Ltd.
0.494% due 10/15/2019		184	184
Structured Asset Investment Loan Trust
1.130% due 10/25/2033		3,784	3,633
Venture CDO Ltd.
0.452% due 07/22/2021		850	842
0.464% due 01/20/2022		2,673	2,643
Wells Fargo Home Equity Asset-Backed Securities Trust
0.425% due 07/25/2036		5,000	4,189

Total Asset-Backed Securities (Cost $138,448)			141,864

SOVEREIGN ISSUES 11.4%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	6,400	8,902
Export-Import Bank of Korea
1.085% due 09/17/2016		$8,200	8,285
5.875% due 01/14/2015		1,500	1,522
France Government Bond
0.250% due 07/25/2018 (c)	EUR	285,432	376,035
Italy Buoni Poliennali Del Tesoro
2.250% due 04/22/2017 (c)		4,603	6,057
2.550% due 10/22/2016 (c)		37,926	49,890
5.500% due 11/01/2022		6,100	9,699
Kommunalbanken A/S
0.614% due 03/27/2017		$16,800	16,923
1.375% due 06/08/2017		1,900	1,914
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,500	1,554
New South Wales Treasury Corp.
2.750% due 11/20/2025 (c)	AUD	4,247	4,185
New Zealand Government Bond
2.000% due 09/20/2025 (c)	NZD	4,523	3,413
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	47,644	63,270
Russia Government International Bond
3.625% due 04/29/2015		$7,700	7,772
Slovenia Government International Bond
1.750% due 10/09/2017	EUR	1,100	1,430
2.750% due 03/17/2015 †		200	256

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 02/18/2019		$20,800	$21,710
4.125% due 01/26/2020	EUR	10,000	14,245
4.700% due 11/01/2016		18,700	25,506
4.750% due 05/10/2018		$3,200	3,428
5.250% due 02/18/2024		38,500	41,195
5.500% due 10/26/2022		31,000	33,790
5.850% due 05/10/2023		14,400	16,092
Spain Government International Bond
5.400% due 01/31/2023	EUR	5,000	8,073
5.850% due 01/31/2022		42,600	70,003

Total Sovereign Issues (Cost $819,559)			795,149

		SHARES
EXCHANGE-TRADED FUNDS 0.7%
iShares MSCI Emerging Markets ETF		1,131,797	47,038

Total Exchange-Traded Funds (Cost $48,871)			47,038

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 32.5%

CERTIFICATES OF DEPOSIT 4.1%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015		$20,000	20,001
China Construction Bank Corp.
1.700% due 04/16/2015		69,100	69,363
Credit Suisse
0.444% due 01/12/2015		78,430	78,458
Intesa Sanpaolo SpA
1.650% due 04/07/2015		55,500	55,703
Itau Unibanco Holding S.A.
1.152% due 06/04/2015		23,600	23,600
1.195% due 06/26/2015		38,000	38,004

			285,129

COMMERCIAL PAPER 0.6%
Greensill Capital SCF S.A.
5.830% due 03/04/2015 (e)		7,700	7,520
Tesco Treasury Services PLC
1.024% due 08/18/2015		34,800	34,542

			42,062

REPURCHASE AGREEMENTS (f) 2.6%
			180,365

SHORT-TERM NOTES 18.1%
Fannie Mae
0.066% due 01/05/2015 †		121,000	120,997
0.071% due 11/03/2014 †		34,000	33,998
0.076% due 11/03/2014 - 11/12/2014 †		130,900	130,891
0.081% due 11/26/2014 †		39,100	39,095
0.091% due 03/04/2015 †		67,000	66,995
0.096% due 01/28/2015		7,100	7,100
0.112% due 03/02/2015		5,600	5,599
Federal Home Loan Bank
0.052% due 11/14/2014 †		90,100	90,094
0.053% due 12/17/2014		2,100	2,100
0.059% due 11/12/2014		28,100	28,098
0.061% due 12/12/2014 †		48,800	48,800
0.071% due 12/10/2014 †		4,700	4,700
0.076% due 10/24/2014 †		21,600	21,599
0.079% due 10/29/2014 †		41,463	41,461

68	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.081% due 11/07/2014		$20,600	$20,598
0.094% due 03/04/2015 - 03/06/2015 †		4,300	4,300
0.096% due 03/06/2015 †		83,300	83,293
0.099% due 03/30/2015 †		25,998	25,995
0.100% due 03/09/2015		54,400	54,397
0.125% due 09/02/2015		7,100	7,097
Freddie Mac
0.061% due 10/17/2014 †		74,600	74,598
0.081% due 11/12/2014 - 01/13/2015 †		75,100	75,097
0.091% due 01/22/2015 - 03/02/2015 †		8,130	8,129
0.096% due 11/19/2014 - 03/17/2015 †		38,769	38,765
0.112% due 11/18/2014 †		35,400	35,395
0.157% due 07/21/2015 †		200,000	199,910

			1,269,101

GREECE TREASURY BILLS 1.0%
2.026% due 03/06/2015	EUR	55,900	70,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA TREASURY BILLS 0.0%
0.903% due 03/12/2015 - 04/09/2015 (b)	EUR	1,800	$2,272

U.S. TREASURY BILLS 6.1%
0.040% due 10/16/2014 - 04/02/2015 (b)(h)(j) †		$428,729	428,689

Total Short-Term Instruments (Cost $2,279,658)			2,277,894

Total Investments in Securities (Cost $5,292,646)			5,264,982

		SHARES
INVESTMENTS IN AFFILIATES 25.7%

SHORT-TERM INSTRUMENTS 25.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.7%
PIMCO Short-Term Floating NAV Portfolio		14,117,685	141,262

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	166,116,309	$1,659,668

Total Short-Term Instruments (Cost $1,800,947)		1,800,930

Total Investments in Affiliates (Cost $1,800,947)		1,800,930

Total Investments 101.0% (Cost $7,093,593)		$7,065,912

Financial Derivative Instruments (g)(i) (1.8%) (Cost or Premiums, net $(11,643))		(128,986)

Other Assets and Liabilities, net 0.8%		61,484

Net Assets 100.0%		$6,998,410

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$16,000	$15,981	0.23%
Greensill Capital SCF S.A.	5.830%	03/04/2015	09/03/2014	7,516	7,520	0.11%

				$23,516	$23,501	0.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.000%	09/30/2014	10/01/2014	$4,400	U.S. Treasury Notes 2.125% due 09/30/2021	$(4,484)	$4,400	$4,400
FOB	0.000%	09/30/2014	10/01/2014	400	U.S. Treasury Notes 2.250% due 01/31/2015	(409)	400	400
JPS	0.000%	09/30/2014	10/01/2014	20,100	Federal Farm Credit Bank 0.184% due 05/15/2017	(20,588)	20,100	20,100
RDR	0.000% †	09/30/2014	10/01/2014	148,300	U.S. Treasury Notes 1.250% - 1.375% due 11/30/2018 - 01/31/2020	(151,290)	148,300	148,300
SSB	0.000% †	09/30/2014	10/01/2014	7,165	U.S. Treasury Notes 1.500% due 02/28/2019	(7,310)	7,165	7,165

Total Repurchase Agreements						$(184,081)	$180,365	$180,365

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	69

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO CommoditiesPLUS® Strategy Fund
Global/Master Repurchase Agreement
BOS	$4,400	$0	$0	$0	$4,400	$(4,484)	$(84)
FOB	400	0	0	0	400	(408)	(8)
JPS	20,100	0	0	0	20,100	(20,588)	(488)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
RDR	148,300	0	0	0	148,300	(151,290)	(2,990)
SSB	7,165	0	0	0	7,165	(7,310)	(145)

Total Borrowings and Other Financing Transactions	$180,365	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - NYMEX WTI Crude December Futures †	$85.000	11/17/2014	211	$334	$190

Total Purchased Options				$334	$190

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums Paid/(Received)	Market Value
Put - COMEX Gold 100 oz. December Futures †	$1,230.000	10/28/2014	128	$(108)	$(394)
Put - COMEX Gold 100 oz. December Futures †	1,240.000	11/24/2014	280	(325)	(1,257)
Call - COMEX Gold 100 oz. December Futures †	1,410.000	11/24/2014	280	(307)	(20)
Put - NYMEX Natural Gas November Futures †	3.700	10/28/2014	278	(56)	(56)
Put - NYMEX Natural Gas November Futures †	3.750	10/28/2014	133	(32)	(36)
Call - NYMEX Natural Gas November Futures †	4.300	10/28/2014	278	(216)	(222)
Call - NYMEX Natural Gas November Futures †	4.350	10/28/2014	133	(97)	(88)
Put - NYMEX WTI Crude November Futures †	87.000	10/16/2014	687	(338)	(254)
Put - NYMEX WTI Crude November Futures †	89.000	10/16/2014	823	(462)	(625)
Call - NYMEX WTI Crude November Futures †	94.000	10/16/2014	139	0	(65)
Call - NYMEX WTI Crude November Futures †	95.000	10/16/2014	278	0	(81)
Call - NYMEX WTI Crude November Futures †	96.000	10/16/2014	1,101	(121)	(187)
Call - NYMEX WTI Crude November Futures †	97.000	10/16/2014	1,016	(395)	(112)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	11/12/2014	759	(585)	(296)
Call - NYMEX WTI-Brent Crude Spread December Futures †	3.000	11/12/2014	207	(62)	(130)
Call - NYMEX WTI-Brent Crude Spread December Futures †	5.000	11/12/2014	579	(823)	(811)
Put - NYMEX WTI-Brent Crude Spread December Futures †	14.000	11/12/2014	579	(754)	(12)
Put - NYMEX WTI-Brent Crude Spread December Futures †	15.000	11/12/2014	207	(99)	(4)
Put - NYMEX WTI-Brent Crude Spread December Futures †	18.000	11/12/2014	288	(246)	(3)
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	392	(332)	(588)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	392	(332)	(149)
Call - NYMEX WTI-Brent Crude Spread November Futures †	6.000	10/15/2014	586	(522)	(1,576)

				$(6,212)	$(6,966)

Total Written Options				$(6,212)	$(6,966)

70	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3.5% Fuel Oil NWE Crack Spread December Futures †	Short	12/2014	37	$(26)	$7	$0
3.5% Fuel Oil NWE Crack Spread November Futures †	Short	11/2014	37	5	11	0
3.5% Fuel Oil NWE Crack Spread October Futures †	Short	10/2014	37	63	15	0
Aluminum May Futures †	Long	05/2015	1,060	(379)	0	0
Aluminum November Futures †	Short	11/2014	1,060	297	0	0
Arabica Coffee December Futures †	Short	12/2014	530	(2,249)	0	(417)
Arabica Coffee May Futures †	Long	05/2015	530	2,220	397	0
Brent Crude December Futures †	Long	11/2014	2,056	(6,828)	0	(4,872)
Brent Crude December Futures †	Long	11/2015	3,054	(15,630)	0	(6,108)
Brent Crude December Futures †	Long	10/2016	1,604	(8,657)	0	(2,358)
Brent Crude January Futures †	Short	12/2014	2,290	8,233	5,656	0
Brent Crude June Futures †	Short	05/2015	6,506	38,534	14,508	0
Brent Crude June Futures †	Short	04/2016	1,896	10,330	3,337	0
Brent Crude March Futures †	Short	02/2015	2,379	19,612	4,969	0
Brent Crude November Futures †	Long	10/2014	2,287	(5,522)	0	(7,039)
Call Options Strike @ USD 116.00 on Brent Crude December Futures †	Long	11/2014	562	(392)	0	(6)
Canola January Futures †	Short	01/2015	665	525	34	(30)
Canola March Futures †	Long	03/2015	665	(453)	20	(37)
Canola November Futures †	Long	11/2014	4,480	(5,044)	216	(168)
Cocoa December Futures †	Short	12/2014	3,348	(4,234)	368	0
Cocoa March Futures †	Long	03/2015	3,348	3,875	0	(167)
Copper December Futures †	Short	12/2014	481	204	312	(1)
Copper March Futures †	Long	03/2015	890	(997)	0	(1,090)
Corn December Futures †	Long	12/2014	3,869	(12,656)	0	(967)
Corn December Futures †	Long	12/2015	1,663	(3,505)	5	(333)
Corn March Futures †	Long	03/2015	1,271	(251)	0	(319)
Corn May Futures †	Long	05/2015	3,370	(1,355)	0	(842)
Cotton No. 2 December Futures †	Short	12/2014	316	1,039	16	0
E-mini S&P 500 Index December Futures	Long	12/2014	709	(918)	0	(142)
Euro-Bobl December Futures	Short	12/2014	2,293	(581)	0	(319)
Euro-Bund 10-Year Bond December Futures	Short	12/2014	344	(228)	0	(113)
Euro-Mill Wheat January Futures †	Long	01/2015	452	(1,457)	57	0
Euro-Mill Wheat March Futures †	Long	03/2015	4,183	(13,155)	660	0
European Diesel 10 PPM Rotterdam Barges vs. Gasoil December Futures †	Long	12/2014	42	80	0	(16)
European Diesel 10 PPM Rotterdam Barges vs. Gasoil November Futures †	Long	11/2014	42	204	0	(2)
European Diesel 10 PPM Rotterdam Barges vs. Gasoil October Futures †	Long	10/2014	42	361	8	0
Gas Oil Crack Spread Swap December Futures †	Long	12/2014	37	(102)	49	0
Gas Oil Crack Spread Swap November Futures †	Long	11/2014	37	(102)	47	0
Gas Oil Crack Spread Swap October Futures †	Long	10/2014	37	(93)	46	0
Gas Oil December Futures †	Long	12/2014	559	(638)	0	(709)
Gold 100 oz. December Futures †	Long	12/2014	276	(109)	0	(199)
Hard Red Spring Wheat December Futures †	Long	12/2014	1,736	(14,515)	0	(499)
Hard Red Winter Wheat December Futures †	Short	12/2014	1,645	10,737	699	0
Hard Red Winter Wheat July Futures †	Long	07/2015	38	(6)	0	(14)
Hard Red Winter Wheat May Futures †	Long	05/2015	342	(82)	0	(133)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	1,304	(707)	0	(104)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	21	(17)	1	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	1,313	(556)	0	(105)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	21	(16)	1	0
Henry Hub Natural Gas Swap December Futures †	Short	11/2014	16	8	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	1,167	276	0	(88)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	21	(17)	1	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	1,144	181	0	(97)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	21	(14)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	1,174	266	0	(100)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	21	(14)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	1,313	(576)	0	(105)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	21	(16)	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	1,304	(641)	0	(104)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	21	(16)	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	1,172	1	0	(100)
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	21	(14)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	1,313	(724)	0	(105)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	21	(17)	1	0
Henry Hub Natural Gas Swap November Futures †	Short	10/2014	7	5	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	1,163	(215)	0	(90)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	21	(17)	1	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	1,308	(514)	0	(105)
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	21	(17)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	71

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	1,299	$(589)	$0	$(104)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	21	(17)	1	0
Lean Hogs December Futures †	Short	12/2014	550	88	71	0
Lean Hogs June Futures †	Long	06/2015	550	1	187	0
Live Cattle December Futures †	Short	12/2014	600	(1,129)	240	0
Live Cattle June Futures †	Long	06/2015	600	229	0	(144)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	342	1	10	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	161	8	0	(3)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	161	19	10	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2015	342	(13)	3	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2015	342	25	51	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	161	6	0	(2)
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	342	25	0	(7)
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2015	342	(34)	0	(38)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	342	21	3	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	161	14	8	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	161	11	2	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	161	8	2	0
Lumber November Futures †	Short	11/2014	225	111	0	(99)
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Short	04/2015	17	9	2	0
Mars (Argus) vs. WTI Spread Calendar Swap August Futures †	Short	08/2015	17	8	2	0
Mars (Argus) vs. WTI Spread Calendar Swap December Futures †	Short	12/2015	17	8	2	0
Mars (Argus) vs. WTI Spread Calendar Swap February Futures †	Short	02/2015	17	10	1	0
Mars (Argus) vs. WTI Spread Calendar Swap January Futures †	Short	01/2015	17	11	1	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Short	07/2015	17	7	2	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Short	06/2015	17	8	2	0
Mars (Argus) vs. WTI Spread Calendar Swap March Futures †	Short	03/2015	17	10	1	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Short	05/2015	17	9	2	0
Mars (Argus) vs. WTI Spread Calendar Swap November Futures †	Short	11/2015	17	8	2	0
Mars (Argus) vs. WTI Spread Calendar Swap October Futures †	Short	10/2015	17	8	2	0
Mars (Argus) vs. WTI Spread Calendar Swap September Futures †	Short	09/2015	17	7	2	0
Natural Gas April Futures †	Short	03/2015	5,750	(1,045)	1,775	(2)
Natural Gas August Futures †	Long	07/2015	3,059	(10,015)	0	(1,009)
Natural Gas December Futures †	Long	11/2014	10,215	(28,163)	0	(3,812)
Natural Gas January Futures †	Short	12/2014	203	(385)	81	0
Natural Gas June Futures †	Long	05/2015	425	223	0	(127)
Natural Gas March Futures †	Short	02/2015	3,261	5,827	1,191	(1)
Natural Gas May Futures †	Long	04/2015	10,999	(2,030)	0	(3,167)
Natural Gas November Futures †	Short	10/2014	12,425	(19,057)	4,139	(1)
Natural Gas October Futures †	Short	09/2015	3,059	9,974	979	0
New York Harbor ULSD December Futures †	Short	11/2014	157	512	380	0
New York Harbor ULSD June Futures †	Long	05/2015	300	(709)	0	(641)
New York Harbor ULSD November Futures †	Short	10/2014	300	613	727	0
Nickel May Futures †	Long	05/2015	250	(1,537)	0	0
Nickel November Futures †	Short	11/2014	250	1,535	0	0
Put Options Strike @ USD 95.000 on Brent Crude December Futures †	Short	11/2014	211	(111)	0	(203)
Put Options Strike @ USD 98.00 on Brent Crude December Futures †	Short	11/2014	562	(1,746)	0	(854)
RBOB Gasoline December Futures †	Long	11/2014	1,468	(9,320)	0	(4,390)
RBOB Gasoline December Futures †	Long	11/2015	590	(2,365)	0	(1,308)
RBOB Gasoline January Futures †	Long	12/2014	1,680	(5,313)	0	(4,826)
RBOB Gasoline June Futures †	Long	05/2015	1,162	(5,453)	0	(2,875)
RBOB Gasoline November Futures †	Short	10/2014	3,468	7,810	11,201	0
Soybean March Futures †	Short	03/2015	508	107	273	0
Soybean May Futures †	Long	05/2015	890	(1,028)	0	(478)
Soybean Meal December Futures †	Short	12/2014	640	276	320	0
Soybean Meal May Futures †	Long	05/2015	640	(653)	0	(275)
Soybean November Futures †	Short	11/2014	4,310	47,142	2,209	0
Soybean November Futures †	Short	11/2015	665	4,789	233	(4)
Soybean Oil December Futures †	Short	12/2014	1,240	88	431	0
Soybean Oil May Futures †	Long	05/2015	1,240	(109)	0	(409)
Sugar No. 11 March Futures †	Short	02/2015	5,578	8,119	2,187	0
Sugar No. 11 May Futures †	Long	04/2015	2,190	1,188	0	(711)
U.S. Treasury 10-Year Note December Futures †	Long	12/2014	4,058	795	22	(651)
Wheat December Futures †	Short	12/2014	1,747	2,540	306	0
Wheat July Futures †	Long	07/2015	111	(53)	0	(22)
Wheat March Futures †	Short	03/2015	1,599	7,538	280	0
Wheat May Futures †	Long	05/2015	999	(20)	0	(200)
White Sugar March Futures †	Long	02/2015	3,388	(4,573)	0	(1,525)
WTI Crude December Futures †	Short	11/2014	3,702	12,542	12,067	0
WTI Crude December Futures †	Short	11/2015	10,930	59,385	24,484	0
WTI Crude December Futures †	Short	11/2016	4,474	20,004	7,919	0

72	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude January Futures †	Long	12/2014	1,167	$(769)	$0	$(3,524)
WTI Crude June Futures †	Long	05/2015	10,557	(61,079)	0	(25,736)
WTI Crude June Futures †	Long	05/2016	6,917	(28,960)	0	(13,765)
WTI Crude March Futures †	Long	02/2015	2,379	(16,525)	0	(5,505)
WTI Crude March Futures †	Long	02/2016	1,544	(9,954)	0	(3,289)
WTI Crude November Futures †	Short	10/2014	5,621	3,464	16,777	(52)
WTI Crude September Futures †	Long	08/2015	4,678	(30,913)	0	(10,853)
WTI-Brent Calendar Swap April Futures †	Short	04/2015	59	111	0	(12)
WTI-Brent Calendar Swap August Futures †	Short	08/2015	59	35	0	(14)
WTI-Brent Calendar Swap December Futures †	Short	12/2015	59	29	0	(14)
WTI-Brent Calendar Swap February Futures †	Short	02/2015	59	173	0	(16)
WTI-Brent Calendar Swap January Futures †	Short	01/2015	59	210	0	(21)
WTI-Brent Calendar Swap July Futures †	Short	07/2015	59	43	0	(14)
WTI-Brent Calendar Swap June Futures †	Short	06/2015	59	61	0	(13)
WTI-Brent Calendar Swap March Futures †	Short	03/2015	59	138	0	(13)
WTI-Brent Calendar Swap May Futures †	Short	05/2015	59	85	0	(12)
WTI-Brent Calendar Swap November Futures †	Short	11/2015	59	34	0	(15)
WTI-Brent Calendar Swap October Futures †	Short	10/2015	59	32	0	(15)
WTI-Brent Calendar Swap September Futures †	Short	09/2015	59	32	0	(14)
Zinc May Futures †	Long	05/2015	450	259	0	0
Zinc November Futures †	Short	11/2014	450	(275)	0	0

Total Futures Contracts				$(54,775)	$120,037	$(118,788)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-22 10-Year Index	1.000%	06/20/2024	$	11,800	$(87)	$(129)	$25	$0
iTraxx Europe 21 10-Year Index	1.000%	06/20/2024	EUR	132,750	(1,213)	2,019	0	(93)

					$(1,300)	$1,890	$25	$(93)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/18/2016	$	315,700	$(991)	$(694)	$21	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		190,800	(23,148)	(26,179)	1,188	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		10,800	(578)	(400)	66	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	149,400	4,695	5,631	235	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	4,760,000	(1,700)	(962)	33	0

						$(21,722)	$(22,604)	$1,543	$0

Total Swap Agreements						$(23,022)	$(20,714)	$1,568	$(93)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	73

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(h)	Securities with an aggregate market value of $170,796 and cash of $357 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommoditiesPLUS® Strategy Fund (2)	$0	$22	$1,568	$1,590	$(34)	$(1,204)	$(93)	$(1,331)
PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary) (2)	190	120,288	0	120,478	(6,932)	(117,814)	0	(124,746)

Total Exchange-Traded or Centrally Cleared	$190	$120,310	$1,568	$122,068	$(6,966)	$(119,018)	$(93)	$(126,077)

(1)	Unsettled variation margin asset of $273 and liability of $(230) for closed futures is outstanding at period end.
(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	10/2014			CAD	14,988	$		13,604	$226	$0
	11/2014			EUR	282,221			377,217	20,638	0
	11/2014		$		28,088		EUR	21,779	0	(571)
	12/2014	†		GBP	1,547	$		2,498	0	(8)

BPS	10/2014	†	$		148		EUR	112	0	(6)
	11/2014			EUR	48,426	$		64,374	3,189	0
	11/2014		$		562		EUR	432	0	(17)
	12/2014				30,637		MXN	409,765	0	(286)

BRC	10/2014	†		EUR	1,292	$		1,673	41	0
	10/2014	†	$		311		EUR	237	0	(12)
	11/2014			EUR	59,410	$		78,823	3,760	0
	12/2014			GBP	19,084			30,696	0	(224)
	12/2014			MXN	473,052			35,618	580	0
	12/2014		$		779		MXN	10,565	4	0

CBK	10/2014	†		EUR	1,692	$		2,174	37	0
	10/2014		$		1,071		AUD	1,157	0	(58)
	11/2014			EUR	21,389	$		28,395	1,371	0
	11/2014		$		642		EUR	489	0	(24)

FBF	10/2014				35,756		INR	2,171,838	0	(707)

GLM	10/2014			JPY	3,479,755	$		33,428	1,700	0
	10/2014	†	$		54,039		CAD	59,840	0	(627)
	10/2014				3,008		MXN	39,234	0	(91)
	11/2014			EUR	11,790	$		15,261	365	0
	11/2014		$		1,622		EUR	1,215	0	(87)

HUS	10/2014	†		CAD	1,633	$		1,489	31	0
	11/2014			EUR	169,984			223,991	9,220	0

JPM	10/2014		$		31,968		JPY	3,479,755	0	(240)
	11/2014			EUR	106,849	$		140,573	5,572	0
	11/2014			JPY	3,479,755			31,976	241	0

MSB	10/2014	†	$		60,994		EUR	46,211	0	(2,627)

RBC	10/2014			AUD	1,251	$		1,143	47	0
	10/2014	†		EUR	1,189			1,538	36	0

SCX	10/2014			NZD	4,663			3,894	254	0

UAG	10/2014			BRL	93,421			39,753	1,587	0
	10/2014	†		EUR	42,387			54,213	676	0
	10/2014		$		40,868		BRL	93,421	0	(2,702)
	10/2014				16,483		INR	1,001,920	0	(314)
	10/2014				3,687		NZD	4,663	0	(47)
	11/2014			NZD	4,663	$		3,675	47	0
	11/2014		$		39,401		BRL	93,421	0	(1,573)
	11/2014	†			54,224		EUR	42,387	0	(676)

Total Forward Foreign Currency Contracts									$49,622	$(10,897)

74	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC WTI Crude December Futures †	$120.000	11/17/2014	$ 25,000	$2,000	$5

SOG	Call - OTC WTI Crude December Futures	130.000	11/17/2014	16,500	1,320	2

					$3,320	$7

Total Purchased Options					$3,320	$7

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$	4,200	$(8)	$(4)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		8,500	(17)	(8)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		4,200	(8)	(3)

DUB	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		42,400	(48)	(37)

GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014	EUR	51,100	(143)	(75)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		67,600	(144)	(60)

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014	$	35,100	(63)	(39)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		15,200	(27)	(13)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	9,700	(17)	(9)

							$(475)	$(248)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$12,800	$(110)	$(27)

CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	(98)	(3)
	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018	17,000	(168)	(33)
	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	16,000	(155)	(31)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	(54)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	(39)

						$(767)	$(187)

(1)	YOY options may have a series of expirations.

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Nickel November Futures †	$16,500.000	11/05/2014	$111	$(166)	$(772)
	Call - OTC WTI Crude March Futures †	6.000	02/11/2015	47,800	(406)	(717)
	Put - OTC WTI Crude March Futures †	14.000	02/11/2015	47,800	(406)	(182)

FBF	Call - OTC Brent Crude December Futures	126.000	11/10/2014	25,000	(2,075)	(8)

GST	Call - OTC Nickel November Futures †	22,000.000	11/05/2014	110	(220)	(1)

MAC	Put - OTC Arabica Coffee December Futures †	160.000	11/12/2014	2,812	(48)	(34)
	Call - OTC Arabica Coffee December Futures †	225.000	11/12/2014	2,812	(79)	(137)

MYC	Put - OTC Arabica Coffee December Futures †	160.000	11/12/2014	7,162	(109)	(87)
	Call - OTC Arabica Coffee December Futures †	225.000	11/12/2014	7,163	(242)	(350)

SOG	Put - OTC Arabica Coffee December Futures †	160.000	11/12/2014	4,538	(103)	(55)
	Call - OTC Arabica Coffee December Futures †	225.000	11/12/2014	4,538	(106)	(221)
	Call - OTC Brent Crude December Futures	140.000	11/10/2014	16,500	(1,337)	(3)

					$(5,297)	$(2,567)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	$1,140	$(581)	$0
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014	410	(213)	0
GST	Put - OTC London Gold Market Fixing Ltd. PM †	1,180.000	10/10/2014	3,000	(168)	(110)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	75

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Call - OTC SPGCENP Index †	0.303	12/04/2014	$5,728,835	$(180)	$0
	Call - OTC SPGCENP Index †	0.306	02/09/2015	7,450,000	(193)	0
	Call - OTC SPGCICP Index †	0.342	12/04/2014	5,385,996	(180)	0
	Call - OTC SPGCICP Index †	0.268	02/09/2015	3,900,000	(135)	0

					$(1,650)	$(110)

Total Written Options					$(8,189)	$(3,112)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premiums
Balance at Beginning of Period	7,857	$6,684,275	EUR 166,100	$(13,216)
Sales	31,024	32,002,512	311,001	(26,792)
Closing Buys	(8,591)	(1,037,105)	0	5,046
Expirations	(18,182)	(14,275,253)	(319,500)	18,997
Exercised	(2,565)	(541,000)	(29,200)	1,564

Balance at End of Period	9,543	$22,833,429	EUR 128,401	$(14,401)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	LLSBRT 1H15 Index †	$7.200	06/30/2015	114,000	$0	$166	$166	$0
	Receive	LLSBRT 1H15 Index †	7.100	06/30/2015	120,000	0	163	163	0
	Pay	LLSBRT 2H14 Index †	6.200	12/31/2014	19,125	0	(81)	0	(81)
	Receive	LLSBRT CAL14 Index †	4.500	12/31/2014	63,000	0	160	160	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	156,000	0	259	259	0

BPS	Receive	JETNWECO Index †	15.500	03/31/2015	90,000	0	(36)	0	(36)
	Receive	NAPCO 1Q15 Index †	7.300	03/31/2015	90,000	0	137	137	0

CBK	Pay	DTDBRTCO Index †	0.320	03/31/2015	164,400	0	80	80	0
	Pay	DTDBRTCO Index †	0.280	03/31/2015	200,400	0	106	106	0
	Pay	GOCO CAL14 Index †	17.450	12/31/2014	17,475	0	88	88	0
	Pay	GOCO CAL14 Index †	17.760	12/31/2014	22,275	0	119	119	0
	Pay	GOCO CAL14 Index †	17.880	12/31/2014	12,000	0	66	66	0
	Pay	HSFOCO CAL14 Index †	10.750	12/31/2014	22,275	0	52	52	0
	Pay	HSFOCO CAL14 Index †	10.450	12/31/2014	17,475	0	46	46	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	12,000	0	36	36	0
	Receive	JETNWECO Index †	15.410	03/31/2015	82,200	0	(26)	0	(26)
	Receive	JETNWECO Index †	15.440	03/31/2015	100,200	0	(34)	0	(34)
	Receive	LLSBRT 1H15 Index †	7.200	06/30/2015	486,000	0	708	708	0
	Pay	LLSBRT 2H14 Index †	6.250	12/31/2014	19,125	0	(82)	0	(82)
	Receive	LLSBRT CAL15 Index †	8.850	12/31/2015	300,000	0	708	708	0
	Receive	NAPCO 1Q15 Index †	7.780	03/31/2015	100,200	0	201	201	0
	Receive	NAPCO 1Q15 Index †	7.630	03/31/2015	82,200	0	152	152	0

DUB	Receive	GOCO CAL14 Index †	17.000	12/31/2014	7,614	0	(35)	0	(35)
	Pay	GOCO CAL14 Index †	16.970	12/31/2014	18,750	0	85	85	0
	Pay	GOCO CAL14 Index †	17.180	12/31/2014	3,000	0	14	14	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	7,614	0	4	4	0
	Pay	HSFOCO CAL14 Index †	9.880	12/31/2014	3,000	0	10	10	0
	Pay	HSFOCO CAL14 Index †	9.570	12/31/2014	18,750	0	66	66	0

FBF	Pay	JETNWE CAL14 Index †	965.000	12/31/2014	9,870	0	897	897	0
	Receive	ULSDNWE CAL14 Index †	906.000	12/31/2014	10,500	0	(906)	0	(906)

GST	Pay	GOCO CAL14 Index †	17.700	12/31/2014	12,000	0	63	63	0
	Pay	GOCO CAL14 Index †	18.000	12/31/2014	20,700	0	115	115	0
	Pay	HSFOCO CAL14 Index †	11.000	12/31/2014	20,700	0	43	43	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	12,000	0	36	36	0
	Pay	LLSBRT 2H14 Index †	6.300	12/31/2014	18,000	0	(78)	0	(78)
	Receive	LLSBRT 2H15 Index †	7.750	12/31/2015	111,444	0	58	58	0
	Receive	LLSBRT CAL15 Index †	9.150	12/31/2015	192,000	0	510	510	0
	Receive	LLSBRT CAL15 Index †	7.900	12/31/2015	48,000	0	68	68	0
	Receive	LLSBRT CAL15 Index †	7.550	12/31/2015	684,000	0	727	727	0

JPM	Pay	LLSBRT 2H14 Index †	6.430	12/31/2014	9,000	0	(40)	0	(40)

MAC	Receive	CUAC 1Q15 Index †	40.500	03/31/2015	3,012,000	0	683	683	0
	Receive	CUAC 1Q15 Index †	41.000	03/31/2015	13,245,000	0	2,937	2,937	0
	Receive	CUAC 1Q15 Index †	56.000	03/31/2015	948,000	0	68	68	0

76	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	CUAC 1Q15 Index †	$64.000	03/31/2015	11,442,000	$0	$(92)	$0	$(92)
	Receive	LLSBRT 1H15 Index †	7.550	06/30/2015	232,710	0	420	420	0

MYC	Pay	DTDBRTCO Index †	0.340	03/31/2015	138,600	0	65	65	0
	Receive	GOCO CAL14 Index †	16.920	12/31/2014	7,611	0	(34)	0	(34)
	Pay	GOCO CAL14 Index †	17.350	12/31/2014	13,725	0	68	68	0
	Pay	GOCO CAL14 Index †	17.900	12/31/2014	6,300	0	34	34	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	7,611	0	4	4	0
	Pay	HSFOCO CAL14 Index †	10.900	12/31/2014	6,300	0	14	14	0
	Pay	HSFOCO CAL14 Index †	10.350	12/31/2014	13,725	0	37	37	0
	Receive	JETNWECO Index †	15.460	03/31/2015	69,300	0	(25)	0	(25)
	Receive	NAPCO 1Q15 Index †	7.800	03/31/2015	69,300	0	140	140	0

						$ 0	$8,944	$10,413	$(1,469)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Russia Government International Bond	1.000%	03/20/2019	2.398%	$ 3,000	$(251)	$80	$0	$(171)

BRC	Spain Government International Bond	1.000%	03/20/2019	0.700%	2,100	(20)	48	28	0

DUB	Italy Government International Bond	1.000%	03/20/2019	0.931%	5,300	(114)	131	17	0

FBF	United Kingdom Gilt	1.000%	12/20/2015	0.035%	3,300	77	(37)	40	0

GST	Navient LLC	5.000%	03/20/2016	1.141%	300	1	16	17	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%	1,400	(13)	31	18	0

HUS	Italy Government International Bond	1.000%	03/20/2019	0.931%	4,050	(87)	100	13	0
	Russia Government International Bond	1.000%	03/20/2019	2.398%	1,300	(107)	32	0	(75)

MYC	Italy Government International Bond	1.000%	03/20/2019	0.931%	10,050	(193)	225	32	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%	2,700	(24)	60	36	0

						$ (731)	$686	$201	$(246)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	67,200	$57	$(1,535)	$0	$(1,478)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		180,800	237	(235)	2	0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017		35,700	0	(802)	0	(802)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	20,900	127	(1,062)	0	(935)

BRC	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	140,000	163	502	665	0
	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	178,000	(348)	463	115	0

DUB	Pay	28-Day MXN-TIIE	6.350%	09/01/2023		181,000	(381)	497	116	0

FBF	Pay	1-Year BRL-CDI	12.255%	01/02/2017	BRL	200,000	240	710	950	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017		31,800	0	(724)	0	(724)
	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	183,000	(363)	480	117	0

HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017	BRL	111,000	103	(3,512)	0	(3,409)

TOTAL RETURN SWAPS ON INDICES							$(165)	$(5,218)	$1,965	$(7,348)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	77

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	CSIXTR Index †	78,655	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$443,307	$(10,814)	$0	$(10,814)

BPS	Receive	BCOMF1T Index †	263,888	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	120,966	(1,923)	0	(1,923)
	Pay	BCOMTR Index †	498,682	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	121,880	2,681	2,681	0
	Receive	CSIXTR Index †	126,249	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	711,551	(17,360)	0	(17,360)

CBK	Receive	CSIXTR Index †	28,295	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	159,473	(3,890)	0	(3,890)

CIB	Receive	CSIXTR Index †	148,264	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	835,632	(20,394)	0	(20,394)

DUB	Receive	CSIXTR Index †	6,296	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	35,485	(865)	0	(865)

FBF	Receive	CSIXTR Index †	183,328	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	1,033,252	(25,209)	0	(25,209)
	Pay	CSMFHGER Index †	19,264	0.030%	02/17/2015	5,766	59	59	0
	Receive	CSMFPBER Index †	137,707	0.000%	02/17/2015	38,962	657	657	0
	Pay	CSMFZNER Index †	487,500	0.070%	02/17/2015	42,275	(902)	0	(902)
	Receive	SPGCICP Index †	13,999	0.030%	02/17/2015	6,025	(47)	0	(47)

GLM	Receive	CSIXTR Index †	174,787	3-Month U.S. Treasury Bill rate plus a specified spread	10/22/2014	968,306	(7,183)	0	(7,183)

GST	Receive	DWRTFT Index	2	1-Month USD-LIBOR plus a specified spread	11/28/2014	16	(1)	0	(1)

JPM	Receive	BCOMF1T Index †	1,330,144	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	614,104	(14,077)	0	(14,077)
	Pay	BCOMTR Index †	3,636,300	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	888,727	19,565	19,565	0
	Receive	CSIXTR Index †	261,640	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	1,474,625	(35,977)	0	(35,977)
	Receive	JMABNIC0 Index †	60,381	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	40,639	(2,032)	0	(2,032)
	Receive	JMABNICP Index †	336,876	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	220,914	(10,887)	0	(10,887)

MAC	Receive	CSIXTR Index †	89,197	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	502,722	(12,258)	0	(12,258)

SOG	Receive	BCOMTR Index †	66,996	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	16,374	(360)	0	(360)
	Receive	CSIXTR Index †	176,081	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	992,406	(24,200)	0	(24,200)

							$(165,417)	$22,962	$(188,379)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	GOLDLNPM Index †	3.098%	08/03/2015	$ 24,148	$0	$(16)	$0	$(16)
	Pay	Natural Gas November Futures †	10.890%	10/28/2014	8,334	0	13	13	0
	Receive	SLVRLND Index †	6.452%	08/03/2015	16,733	0	133	133	0

CBK	Pay	SPGCCLP Index †	4.080%	05/14/2015	13,430	0	(114)	0	(114)
	Pay	SPGCCLP Index †	4.580%	05/14/2015	13,676	0	(26)	0	(26)

DUB	Pay	BCOM Index †	1.440%	11/04/2014	24,110	0	87	87	0
	Pay	BCOM Index †	1.440%	11/05/2014	7,728	0	27	27	0
	Pay	BCOM Index †	1.440%	11/06/2014	9,580	0	33	33	0
	Pay	S&P 500 Index †	1.850%	10/10/2014	148,162	0	231	231	0
	Pay	SPGCCLP Index †	4.623%	05/14/2015	13,790	0	(23)	0	(23)
	Receive	WTI Crude June Futures †	2.772%	05/14/2015	18,557	0	36	36	0
	Receive	WTI Crude June Futures †	3.240%	05/14/2015	32,911	0	(123)	0	(123)

GST	Pay	BCOM Index †	1.960%	02/03/2015	20,925	0	93	93	0
	Pay	GOLDLNPM Index †	2.481%	10/14/2014	36,195	0	310	310	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015	16,800	0	416	416	0
	Pay	S&P 500 Index	1.428%	10/02/2014	156,904	0	544	544	0
	Pay	S&P 500 Index †	1.369%	10/06/2014	58,974	0	29	29	0
	Pay	S&P 500 Index †	1.428%	10/08/2014	168,619	0	(156)	0	(156)
	Pay	S&P 500 Index †	1.974%	10/15/2014	142,705	0	215	215	0
	Pay	S&P 500 Index †	4.020%	10/17/2014	28,730	0	907	907	0
	Pay	S&P 500 Index †	1.288%	10/20/2014	176,652	0	(1,402)	0	(1,402)
	Receive	SLVRLND Index †	10.890%	11/25/2015	12,600	0	(477)	0	(477)
	Pay	SPGCGCP Index †	2.723%	06/11/2015	38,626	0	154	154	0
	Receive	SPGSSIP Index †	5.760%	06/11/2015	26,580	0	327	327	0

JPM	Pay	S&P 500 Index	3.572%	03/20/2015	33,069	0	(57)	0	(57)

MYC	Pay	GOLDLNPM Index †	3.276%	09/18/2015	13,532	0	(18)	0	(18)
	Pay	GOLDLNPM Index †	5.406%	04/21/2016	63,817	0	918	918	0
	Receive	SLVRLND Index †	5.382%	09/18/2015	10,559	0	177	177	0
	Receive	SLVRLND Index †	9.151%	04/21/2016	49,045	0	(893)	0	(893)

SOG	Pay	S&P 500 Index †	1.311%	10/03/2014	165,502	0	178	178	0
	Pay	S&P 500 Index †	3.010%	12/19/2014	70,025	0	269	269	0
	Pay	SPGCCLP Index †	4.000%	05/14/2015	15,450	0	(142)	0	(142)
	Receive	WTI Crude June Futures †	2.772%	05/14/2015	19,352	0	36	36	0

UAG	Pay	S&P 500 Index †	1.742%	10/22/2014	153,409	0	(587)	0	(587)
	Pay	S&P 500 Index †	2.496%	10/29/2014	64,241	0	205	205	0

						$0	$1,304	$5,338	$(4,034)

Total Swap Agreements						$(896)	$(159,701)	$40,879	$(201,476)

78	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(j)	Securities with an aggregate market value of $47,170 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO CommoditiesPLUS® Strategy Fund
BOA	$20,864	$0	$2	$20,866	$(571)	$(4)	$(1,649)	$(2,224)	$18,642	$(16,980)	$1,662
BPS	3,189	0	0	3,189	(303)	(27)	(1,737)	(2,067)	1,122	(770)	352
BRC	4,344	0	808	5,152	(224)	0	0	(224)	4,928	(4,560)	368
CBK	1,371	0	0	1,371	(82)	(11)	0	(93)	1,278	(1,160)	118
DUB	0	0	133	133	0	(104)	0	(104)	29	(20)	9
FBF	0	0	990	990	(707)	(8)	0	(715)	275	(230)	45
GLM	2,065	0	117	2,182	(178)	0	(724)	(902)	1,280	(870)	410
GST	0	0	579	579	0	(135)	(1)	(136)	443	(60)	383
HUS	9,220	0	13	9,233	0	0	(3,484)	(3,484)	5,749	(4,931)	818
JPM	5,813	0	0	5,813	(240)	(154)	(57)	(451)	5,362	(4,720)	642
MYC	0	0	68	68	0	0	0	0	68	0	68
RBC	47	0	0	47	0	0	0	0	47	0	47
SCX	254	0	0	254	0	0	0	0	254	(270)	(16)
SOG	0	2	0	2	0	(3)	0	(3)	(1)	0	(1)
UAG	1,634	0	0	1,634	(4,636)	0	0	(4,636)	(3,002)	3,061	59

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
BOA	0	0	748	748	(8)	0	(10,895)	(10,903)	(10,155)	1,927	(8,228)
BPS	0	0	2,964	2,964	(6)	(1,671)	(19,335)	(21,012)	(18,048)	4,983	(13,065)
BRC	41	0	0	41	(12)	0	0	(12)	29	0	29
CBK	37	0	2,362	2,399	0	0	(4,172)	(4,172)	(1,773)	(1,480)	(3,253)
CIB	0	0	0	0	0	0	(20,394)	(20,394)	(20,394)	5,099	(15,295)
DUB	0	0	593	593	0	0	(1,046)	(1,046)	(453)	271	(182)
FBF	0	5	1,613	1,618	0	0	(27,064)	(27,064)	(25,446)	6,632	(18,814)
GLM	0	0	0	0	(627)	0	(7,183)	(7,810)	(7,810)	(10,410)	(18,220)
GST	0	0	4,071	4,071	0	(111)	(2,113)	(2,224)	1,847	(1,450)	397
HUS	31	0	0	31	0	0	0	0	31	0	31
JPM	0	0	19,565	19,565	0	0	(63,013)	(63,013)	(43,448)	16,031	(27,417)
MAC	0	0	4,108	4,108	0	(171)	(12,350)	(12,521)	(8,413)	(790)	(9,203)
MSB	0	0	0	0	(2,627)	0	0	(2,627)	(2,627)	2,092	(535)
MYC	0	0	1,457	1,457	0	(437)	(970)	(1,407)	50	(445)	(395)
RBC	36	0	0	36	0	0	0	0	36	0	36
SOG	0	0	483	483	0	(276)	(24,702)	(24,978)	(24,495)	6,253	(18,242)
UAG	676	0	205	881	(676)	0	(587)	(1,263)	(382)	820	438

Total Over the Counter	$49,622	$7	$40,879	$90,508	$(10,897)	$(3,112)	$(201,476)	$(215,485)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	79

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$190	$0	$0	$0	$0	$190
Futures	120,288	0	0	0	22	120,310
Swap Agreements	0	25	0	0	1,543	1,568

	$120,478	$25	$0	$0	$1,565	$122,068

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,622	$0	$49,622
Purchased Options	7	0	0	0	0	7
Swap Agreements	36,135	201	2,578	0	1,965	40,879

	$36,142	$201	$2,578	$49,622	$1,965	$90,508

	$156,620	$226	$2,578	$49,622	$3,530	$212,576

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$6,966	$0	$0	$0	$0	$6,966
Futures	117,793	0	142	0	1,083	119,018
Swap Agreements	0	93	0	0	0	93

	$124,759	$93	$142	$0	$1,083	$126,077

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,897	$0	$10,897
Written Options	2,677	248	0	0	187	3,112
Swap Agreements	191,680	246	2,203	0	7,347	201,476

	$194,357	$494	$2,203	$10,897	$7,534	$215,485

	$319,116	$587	$2,345	$10,897	$8,617	$341,562

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1,651	$0	$0	$0	$0	$1,651
Written Options	8,911	0	0	0	0	8,911
Futures	149,941	0	305	0	(3,849)	146,397
Swap Agreements	0	1,632	0	0	(365)	1,267

	$160,503	$1,632	$305	$0	$(4,214)	$158,226

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,463	$0	$12,463
Purchased Options	(37)	0	0	0	0	(37)
Written Options	9,663	774	0	239	142	10,818
Swap Agreements	(444,066)	253	10,925	0	2,516	(430,372)

	$(434,440)	$1,027	$10,925	$12,702	$2,658	$(407,128)

	$(273,937)	$2,659	$11,230	$12,702	$(1,556)	$(248,902)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(144)	$0	$0	$0	$0	$(144)
Written Options	(2,378)	0	0	0	0	(2,378)
Futures	(98,744)	0	(918)	0	(15)	(99,677)
Swap Agreements	0	1,664	0	0	(14,913)	(13,249)

	$(101,266)	$1,664	$(918)	$0	$(14,928)	$(115,448)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,452	$0	$36,452
Purchased Options	(79)	0	0	0	0	(79)
Written Options	156	(6)	0	(129)	268	289
Swap Agreements	(238,439)	329	(9,318)	0	2,289	(245,139)

	$(238,362)	$323	$(9,318)	$36,323	$2,557	$(208,477)

	$(339,628)	$1,987	$(10,236)	$36,323	$(12,371)	$(323,925)

80	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$727,065	$15,981	$743,046
Industrials	0	48,907	368	49,275
Utilities	0	60,264	0	60,264
U.S. Government Agencies	0	292,750	5,404	298,154
U.S. Treasury Obligations	0	705,470	0	705,470
Mortgage-Backed Securities	0	145,335	1,493	146,828
Asset-Backed Securities	0	141,864	0	141,864
Sovereign Issues	0	795,149	0	795,149
Exchange-Traded Funds	47,038	0	0	47,038
Short-Term Instruments
Certificates of Deposit	0	285,129	0	285,129
Commercial Paper	0	42,062	0	42,062
Repurchase Agreements	0	180,365	0	180,365
Short-Term Notes	0	1,269,101	0	1,269,101
Greece Treasury Bills	0	70,276	0	70,276
Slovenia Treasury Bills	0	2,272	0	2,272
U.S. Treasury Bills	0	428,689	0	428,689
	$47,038	$5,194,698	$23,246	$5,264,982

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,800,930	$0	$0	$1,800,930

Total Investments	$1,847,968	$5,194,698	$23,246	$7,065,912

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	120,227	1,568	0	121,795
Over the counter	0	90,508	0	90,508
	$120,227	$92,076	$0	$212,303

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(125,754)	(93)	0	(125,847)
Over the counter	0	(215,485)	0	(215,485)
	$(125,754)	$(215,578)	$0	$(341,332)

Totals	$1,842,441	$5,071,196	$23,246	$6,936,883

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund III, Ltd., which is a 100% owned subsidiary of the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	81

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.9%

CORPORATE BONDS & NOTES 9.6%

BANKING & FINANCE 6.9%
Banco Popolare SC
3.500% due 03/14/2019	EUR	4,400	$5,772
Banco Santander Chile
1.834% due 01/19/2016		$3,600	3,645
Bank of America Corp.
3.929% due 10/21/2025	MXN	91,000	7,285
Bankia S.A.
0.408% due 01/25/2016	EUR	200	251
3.500% due 12/14/2015		800	1,050
3.500% due 01/17/2019		7,700	10,462
4.375% due 02/14/2017		200	272
BPCE S.A.
4.625% due 07/11/2024		$6,500	6,372
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,000	6,462
2.875% due 05/19/2016		3,500	4,521
Citigroup, Inc.
0.760% due 05/01/2017		$7,500	7,520
Corp. Andina de Fomento
3.950% due 10/15/2021 (c)	MXN	6,732	501
Dexia Credit Local S.A.
1.250% due 10/18/2016		$3,500	3,525
Export-Import Bank of India
2.383% due 03/30/2016		3,000	3,029
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,400	3,418
3.500% due 07/10/2019		2,500	2,522
4.750% due 08/15/2017		800	844
Intesa Sanpaolo SpA
2.375% due 01/13/2017		3,600	3,642
3.125% due 01/15/2016		800	819
JPMorgan Chase Bank N.A.
0.654% due 06/02/2017		6,700	6,713
LBG Capital PLC
15.000% due 12/21/2019	EUR	4,600	8,743

			87,368

INDUSTRIALS 1.0%
Altice S.A.
7.250% due 05/15/2022		5,500	7,216
Canadian Natural Resources Ltd.
0.608% due 03/30/2016		$1,400	1,404
Numericable Group S.A.
6.000% due 05/15/2022		4,300	4,337
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		100	103

			13,060

UTILITIES 1.7%
AT&T, Inc.
0.653% due 03/30/2017		7,400	7,419
BellSouth Corp.
4.182% due 04/26/2021		7,300	7,451
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		600	525
Petrobras Global Finance BV
2.595% due 03/17/2017		5,300	5,373
Rosneft Finance S.A.
6.625% due 03/20/2017		100	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017	$200	$190

		21,061

Total Corporate Bonds & Notes (Cost $124,674)		121,489

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	185	157

Total Municipal Bonds & Notes (Cost $144)		157

U.S. GOVERNMENT AGENCIES 8.0%
Fannie Mae
0.500% due 09/28/2015 †	600	602
3.000% due 10/01/2044 - 11/01/2044	67,000	65,880
4.000% due 10/01/2044	13,000	13,702
Fannie Mae Strips
4.085% due 02/25/2018 (a)	4,988	528
Federal Home Loan Bank
0.200% due 09/29/2015 †	20,800	20,801

Total U.S. Government Agencies (Cost $101,330)		101,513

U.S. TREASURY OBLIGATIONS 57.1%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)	2,267	2,294
0.125% due 04/15/2018 (f)(h)(i)(k)	132,442	133,591
0.125% due 04/15/2019 (i)(k)	50,820	50,973
0.125% due 01/15/2022 (i)	211	206
0.125% due 07/15/2022 (f)(i)(k)	64,494	63,023
0.125% due 01/15/2023 (f)(i)(k)	44,480	43,090
0.375% due 07/15/2023 (f)	42,589	42,180
0.625% due 07/15/2021 (i)†	4,228	4,319
0.625% due 02/15/2043	829	734
0.750% due 02/15/2042	12,916	11,855
1.125% due 01/15/2021 (f)	28,308	29,726
1.250% due 07/15/2020 (f)	5,462	5,805
1.375% due 01/15/2020 (f)(i)(k)	111,279	118,477
1.375% due 02/15/2044 (f)(k)	37,715	40,403
1.625% due 01/15/2015 (f)	799	799
1.750% due 01/15/2028	8,302	9,261
1.875% due 07/15/2019 (f)(i)	16,068	17,551
2.000% due 01/15/2026	6,722	7,665
2.125% due 02/15/2041	653	814
2.375% due 01/15/2025 (f)(k)	52,834	61,972
2.375% due 01/15/2027	4,117	4,881
2.500% due 01/15/2029	6,880	8,412
3.875% due 04/15/2029	2,899	4,098
U.S. Treasury Notes
0.250% due 01/15/2015 (i)†	300	300
0.375% due 06/30/2015 (k)	52	52
0.500% due 10/15/2014 †	1,274	1,274
2.250% due 04/30/2021	60,800	61,126

Total U.S. Treasury Obligations (Cost $741,108)		724,881

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Alternative Loan Trust
0.805% due 12/25/2035	1,994	1,463

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.790% due 06/10/2049	$300	$326
Bear Stearns Adjustable Rate Mortgage Trust
4.855% due 03/25/2035	169	167
Bear Stearns ALT-A Trust
5.144% due 07/25/2035	1,951	1,644
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035	204	205
Commercial Mortgage Trust
2.365% due 02/10/2029	500	512
Countrywide Alternative Loan Trust
4.822% due 10/25/2035 ^	213	179
5.500% due 01/25/2036	851	764
6.000% due 08/25/2036	297	268
6.000% due 04/25/2037	818	721
6.250% due 11/25/2036 ^	221	210
Countrywide Home Loan Mortgage Pass-Through Trust
0.445% due 04/25/2035	777	726
2.341% due 04/20/2035	83	85
6.000% due 05/25/2037 ^	1,196	1,119
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^	982	638
Deutsche ALT-A Securities, Inc.
0.455% due 04/25/2037	1,448	821
GSR Mortgage Loan Trust
2.660% due 09/25/2035	88	89
6.000% due 11/25/2035 ^	954	853
HarborView Mortgage Loan Trust
0.283% due 03/19/2037	2,066	1,731
IndyMac Mortgage Loan Trust
0.335% due 07/25/2047	1,183	933
JPMorgan Mortgage Trust
5.016% due 06/25/2035	35	35
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	296	319
MASTR Alternative Loan Trust
0.555% due 03/25/2036	551	163
Merrill Lynch Mortgage Investors Trust
1.572% due 10/25/2035	467	462
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	291	311
5.700% due 09/12/2049	400	439
Morgan Stanley Mortgage Loan Trust
2.133% due 06/25/2036	534	524
New York Mortgage Trust
2.633% due 05/25/2036	505	464
Residential Asset Securitization Trust
0.555% due 01/25/2046 ^	904	495
6.250% due 11/25/2036	263	200
Structured Asset Mortgage Investments Trust
0.365% due 05/25/2046	805	617
Thornburg Mortgage Securities Trust
5.404% due 07/25/2036	93	94
WaMu Mortgage Pass-Through Certificates Trust
0.415% due 11/25/2045	72	68
0.445% due 10/25/2045	220	212
2.042% due 11/25/2036 ^	932	834
2.442% due 09/25/2033	39	39
Wells Fargo Mortgage-Backed Securities Trust
2.482% due 12/25/2033	135	135
2.606% due 10/25/2035	246	248
2.610% due 04/25/2036 ^	1,166	1,147

Total Mortgage-Backed Securities (Cost $19,729)		20,260

82	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.0%
Asset-Backed Securities Corp. Home Equity Loan Trust
3.155% due 08/15/2033		$206	$191
Citigroup Mortgage Loan Trust, Inc.
0.295% due 05/25/2037		432	415
Four Corners CLO Ltd.
0.505% due 01/26/2020		428	426
Galaxy CLO Ltd.
0.474% due 04/25/2019		60	60
Goldentree Loan Opportunities Ltd.
0.929% due 10/18/2021		639	638
GSAMP Trust
0.315% due 05/25/2046		294	254
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.276% due 09/28/2036		6,351	6,237
MASTR Asset-Backed Securities Trust
0.395% due 06/25/2036		403	230
Morgan Stanley ABS Capital, Inc. Trust
0.225% due 10/25/2036		219	135
Morgan Stanley Mortgage Loan Trust
0.385% due 02/25/2037		347	206
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.655% due 07/25/2035		300	297
Residential Asset Mortgage Products Trust
0.325% due 05/25/2036		245	243
Saxon Asset Securities Trust
0.950% due 03/25/2035		394	361
4.034% due 06/25/2033		40	41
Securitized Asset-Backed Receivables LLC Trust
0.435% due 08/25/2035		542	534
Soundview Home Loan Trust
0.435% due 05/25/2036		500	426
1.105% due 10/25/2037		2,340	1,606
Stanfield Bristol CLO Ltd.
0.494% due 10/15/2019		8	8
Structured Asset Securities Corp. Mortgage Loan Trust
1.655% due 04/25/2035		80	78
Wood Street CLO BV
0.433% due 03/29/2021	EUR	89	112

Total Asset-Backed Securities (Cost $12,336)			12,498

SOVEREIGN ISSUES 20.3%
Australia Government Bond
4.500% due 04/21/2033	AUD	400	374
5.250% due 03/15/2019		8,100	7,787
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	155,590	58,560
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		18,904	7,017
10.000% due 01/01/2025		33,800	12,048
Colombian TES
3.000% due 03/25/2033 (c)	COP	2,054,708	881
France Government Bond
0.250% due 07/25/2018 (c)	EUR	414	546
1.000% due 07/25/2017 (c)		2,490	3,317
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		10,978	14,767
2.100% due 09/15/2021 (c)		756	1,048
2.250% due 04/22/2017 (c)		18,312	24,095
2.350% due 09/15/2024 (c)		8,210	11,540
3.100% due 09/15/2026 (c)		106	158
5.500% due 11/01/2022		100	159
Mexico Government International Bond
4.000% due 11/08/2046 (c)	MXN	64,215	5,186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Inflation Linked Bond
2.970% due 01/30/2020	MXN	18,700	$1,391
New Zealand Government Bond
2.000% due 09/20/2025 (c)	NZD	22,922	17,297
3.000% due 09/20/2030 (c)		815	668
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	6,882	9,139
Slovenia Government International Bond
4.000% due 02/17/2016		179	237
4.125% due 01/26/2020		12,900	18,377
4.750% due 05/10/2018		$1,400	1,500
5.250% due 02/18/2024		5,900	6,313
5.500% due 10/26/2022		10,200	11,118
5.850% due 05/10/2023		16,100	17,992
Spain Government International Bond
3.800% due 04/30/2024	EUR	2,200	3,197
5.400% due 01/31/2023		14,000	22,604

Total Sovereign Issues (Cost $270,889)			257,316

		SHARES
EXCHANGE-TRADED FUNDS 4.2%
iShares MSCI Emerging Markets ETF		158,297	6,579
iShares U.S. Real Estate ETF		109,952	7,609
Vanguard FTSE Emerging Markets ETF		684,567	28,553
Vanguard REIT ETF		143,050	10,278

Total Exchange-Traded Funds (Cost $53,045)			53,019

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 27.1%

CERTIFICATES OF DEPOSIT 0.8%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015		$7,500	7,500
Itau Unibanco Holding S.A.
1.152% due 06/04/2015		2,600	2,600

			10,100

REPURCHASE AGREEMENTS (e) 0.1%
			1,500

SHORT-TERM NOTES 22.7%
Fannie Mae
0.058% due 03/04/2015 †		500	500
0.068% due 03/18/2015 †		700	700
0.071% due 03/18/2015 †		48,200	48,195
0.086% due 01/12/2015 †		9,800	9,800
0.091% due 01/05/2015 †		600	600
0.096% due 01/20/2015 †		5,900	5,900
0.101% due 02/17/2015 - 03/02/2015 †		1,400	1,400
0.107% due 03/16/2015 †		12,100	12,099
0.112% due 03/02/2015 †		2,500	2,500
0.142% due 06/01/2015 †		2,500	2,499
0.152% due 07/01/2015 †		4,000	3,998
Federal Farm Credit Bank
0.112% due 03/31/2015 †		1,400	1,400
Federal Home Loan Bank
0.066% due 03/25/2015 †		83,200	83,192
0.067% due 03/27/2015 †		100	100
0.081% due 02/20/2015 - 03/18/2015 †		5,400	5,399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.086% due 02/20/2015 †		$2,100	$2,100
0.091% due 01/14/2015 - 03/13/2015 †		21,100	21,099
0.096% due 03/06/2015 †		10,000	9,999
0.098% due 02/04/2015 †		1,200	1,200
0.101% due 02/23/2015 - 02/25/2015 †		23,500	23,499
0.107% due 03/30/2015 †		12,500	12,499
0.119% due 05/19/2015 †		4,800	4,799
0.125% due 09/02/2015 †		5,500	5,498
0.157% due 07/16/2015 †		1,700	1,699
0.173% due 09/04/2015 †		1,000	999
Freddie Mac
0.086% due 02/17/2015 - 03/19/2015 †		8,700	8,700
0.091% due 01/08/2015 †		4,400	4,400
0.096% due 02/19/2015 †		100	100
0.107% due 03/19/2015 †		700	700
0.122% due 05/27/2015 †		1,800	1,799
0.132% due 06/09/2015 †		9,000	8,997
0.152% due 07/07/2015 †		1,500	1,499

			287,868

GREECE TREASURY BILLS 0.9%
2.046% due 02/06/2015	EUR	9,700	12,206

U.S. TREASURY BILLS 2.6%
0.036% due 01/02/2015 - 03/19/2015 (b)(f)(i)(k)†		$32,586	32,584

Total Short-Term Instruments (Cost $344,841)			344,258

Total Investments in Securities (Cost $1,668,096)			1,635,391

		SHARES
INVESTMENTS IN AFFILIATES 18.4%

MUTUAL FUNDS (d) 15.7%
PIMCO Emerging Markets Currency Fund		20,102,759	199,419

Total Mutual Funds (Cost $207,791)			199,419

SHORT-TERM INSTRUMENTS 2.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.7%
PIMCO Short-Term Floating NAV Portfolio		1,784	18
PIMCO Short-Term Floating NAV Portfolio III		3,405,451	34,024

Total Short-Term Instruments (Cost $34,042)			34,042

Total Investments in Affiliates (Cost $241,833)			233,461

Total Investments 147.3% (Cost $1,909,929)			$1,868,852

Financial Derivative Instruments (g)(j) 0.0% (Cost or Premiums, net $(1,555))			(158)

Other Assets and Liabilities, net (47.3%)			(600,331)

Net Assets 100.0%			$1,268,363

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	83

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000% †	09/30/2014	10/01/2014	$1,500	U.S. Treasury Notes 1.500% due 02/28/2019	$(1,536)	$1,500	$1,500

Total Repurchase Agreements						$(1,536)	$1,500	$1,500

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.130%	08/05/2014	10/06/2014	$(28,200)	$(28,206)
	0.130%	08/19/2014	10/20/2014	(29,096)	(29,100)
	0.140%	08/15/2014	10/15/2014	(715)	(715)
	0.140%	09/03/2014	10/02/2014	(135,403)	(135,417)
	0.150%	08/27/2014	10/08/2014	(12,548)	(12,549)
	0.160%	09/11/2014	10/02/2014	(75,031)	(75,038)
	0.160%	09/12/2014	10/14/2014	(27,774)	(27,776)
	0.160%	09/17/2014	10/17/2014	(2,620)	(2,620)
GRE	0.170%	09/29/2014	10/14/2014	(7,111)	(7,111)
JPS	0.140%	08/19/2014	10/17/2014	(45,720)	(45,727)
RYL	0.120%	10/01/2014	11/03/2014	(64,875)	(64,875)

Total Reverse Repurchase Agreements					$(429,134)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.200%	09/26/2014	10/10/2014	$(51,267)	$(51,257)
BPG	0.150%	09/30/2014	10/30/2014	(3,602)	(3,597)
FOB	0.190%	09/19/2014	10/03/2014	(911)	(911)
GSC	0.050%	09/18/2014	10/02/2014	(14,603)	(14,603)
	0.150%	09/16/2014	10/07/2014	(58,317)	(58,341)
	0.190%	09/18/2014	10/02/2014	(2,447)	(2,447)
	0.210%	09/26/2014	10/02/2014	(2,639)	(2,639)
	0.230%	09/24/2014	10/08/2014	(4,074)	(4,075)
	0.270%	09/30/2014	10/07/2014	(3,596)	(3,595)
MSC	0.050%	09/25/2014	10/02/2014	(7,928)	(7,929)
	0.160%	09/26/2014	10/03/2014	(1,477)	(1,477)
	0.200%	09/22/2014	10/06/2014	(917)	(917)
	0.200%	09/23/2014	10/07/2014	(9,669)	(9,668)
	0.250%	09/26/2014	10/03/2014	(3,296)	(3,296)
TDM	0.131%	08/11/2014	10/10/2014	(11,774)	(11,709)

Total Sale-Buyback Transactions					$(176,461)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $324,360 at a weighted average interest rate of 0.129%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

84	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BOA	Fannie Mae	4.000%	10/01/2044	$ 22,000	$(23,207)	$(23,187)
	Fannie Mae	4.000%	11/01/2044	6,000	(6,302)	(6,305)

BPG	Fannie Mae	4.000%	11/01/2044	8,000	(8,411)	(8,407)

FOB	Fannie Mae	4.000%	11/01/2044	59,000	(61,813)	(62,001)

JPS	Fannie Mae	4.000%	10/01/2044	3,000	(3,168)	(3,162)

NOM	Fannie Mae	4.000%	10/01/2044	5,000	(5,282)	(5,270)

Total Short Sales					$(108,183)	$(108,332)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(f)	Securities with an aggregate market value of $604,154 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Inflation Response Multi-Asset Fund
Global/Master Repurchase Agreement
BSN	$0	$(311,421)	$0	$0	$(311,421)	$310,734	$(687)
GRE	0	(7,111)	0	0	(7,111)	7,126	15
JPS	0	(45,727)	0	0	(45,727)	45,773	46
RYL	0	(64,875)	0	0	(64,875)	64,756	(119)
SSB	506	0	0	0	506	(517)	(11)

Master Securities Forward Transaction Agreement
BCY	0	0	(51,257)	0	(51,257)	51,047	(210)
BOA	0	0	0	(29,492)	(29,492)	0	(29,492)
BPG	0	0	(3,597)	(8,407)	(12,004)	3,599	(8,405)
FOB	0	0	(911)	(62,001)	(62,912)	910	(62,002)
GSC	0	0	(85,700)	0	(85,700)	84,776	(924)
JPS	0	0	0	(3,162)	(3,162)	0	(3,162)
MSC	0	0	(23,287)	0	(23,287)	23,633	346
NOM	0	0	0	(5,270)	(5,270)	0	(5,270)
TDM	0	0	(11,709)	0	(11,709)	11,798	89

PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	994	0	0	0	994	(1,019)	(25)

Total Borrowings and Other Financing Transactions	$1,500	$(429,134)	$(176,461)	$(108,332)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - NYMEX Brent Crude December Futures †	$95.000	11/10/2014	164	$543	$359
Put - NYMEX WTI Crude December Futures †	85.000	11/17/2014	8	11	7
Call - NYMEX WTI Crude March Futures †	101.000	02/17/2015	576	789	369

				$1,343	$735

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE SPDR S&P 500 ETF Trust	$140.000	01/17/2015	1,752	$1,116	$42

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	85

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December Futures	$111.000	11/21/2014	150	$2	$2
Put - CBOT U.S. Treasury 10-Year Note December Futures	111.500	11/21/2014	737	6	11

				$8	$13

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	1,950.000	12/20/2014	116	$557	$710

Total Purchased Options				$3,024	$1,500

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - COMEX Gold 100 oz. December Futures †	$1,230.000	10/28/2014	23	$(19)	$(71)
Put - COMEX Gold 100 oz. December Futures †	1,240.000	11/24/2014	48	(56)	(216)
Call - COMEX Gold 100 oz. December Futures †	1,410.000	11/24/2014	48	(53)	(3)
Put - NYMEX Brent Crude December Futures †	83.000	11/10/2014	164	(205)	(21)
Put - NYMEX Natural Gas November Futures †	3.700	10/28/2014	51	(10)	(10)
Put - NYMEX Natural Gas November Futures †	3.750	10/28/2014	24	(6)	(7)
Call - NYMEX Natural Gas November Futures †	4.300	10/28/2014	51	(40)	(41)
Call - NYMEX Natural Gas November Futures †	4.350	10/28/2014	24	(17)	(16)
Put - NYMEX WTI Crude March Futures †	83.000	02/17/2015	288	(374)	(556)
Put - NYMEX WTI Crude March Futures †	84.000	02/17/2015	288	(431)	(634)
Put - NYMEX WTI Crude November Futures †	87.000	10/16/2014	125	(62)	(46)
Put - NYMEX WTI Crude November Futures †	89.000	10/16/2014	150	(84)	(114)
Call - NYMEX WTI Crude November Futures †	94.000	10/16/2014	25	(14)	(12)
Call - NYMEX WTI Crude November Futures †	95.000	10/16/2014	51	(20)	(15)
Call - NYMEX WTI Crude November Futures †	96.000	10/16/2014	200	(61)	(34)
Call - NYMEX WTI Crude November Futures †	97.000	10/16/2014	185	(72)	(20)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	11/12/2014	33	(24)	(13)
Call - NYMEX WTI-Brent Crude Spread December Futures †	3.000	11/12/2014	22	(7)	(14)
Call - NYMEX WTI-Brent Crude Spread December Futures †	5.000	11/12/2014	64	(91)	(90)
Put - NYMEX WTI-Brent Crude Spread December Futures †	14.000	11/12/2014	64	(83)	(1)
Put - NYMEX WTI-Brent Crude Spread December Futures †	15.000	11/12/2014	22	(10)	0
Put - NYMEX WTI-Brent Crude Spread December Futures †	18.000	11/12/2014	33	(28)	0
Call - NYMEX WTI-Brent Crude Spread March Futures †	6.000	02/11/2015	122	(102)	(183)
Put - NYMEX WTI-Brent Crude Spread March Futures †	14.000	02/11/2015	122	(102)	(46)
Call - NYMEX WTI-Brent Crude Spread November Futures †	6.000	10/15/2014	80	(72)	(215)

				$(2,043)	$(2,378)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE SPDR S&P 500 ETF Trust	$120.000	01/17/2015	1,752	$(522)	$(14)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,800.000	12/20/2014	116	$(545)	$(193)

Total Written Options				$(3,110)	$(2,585)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2014	29	$22	$4	$0
3.5% Fuel Oil NWE Crack Spread December Futures †	Short	12/2014	1	0	0	0
3.5% Fuel Oil NWE Crack Spread November Futures †	Short	11/2014	1	0	0	0

86	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3.5% Fuel Oil NWE Crack Spread October Futures †	Short	10/2014	1	$2	$0	$0
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2014	18	19	11	0
90-Day Eurodollar June Futures	Long	06/2016	1,660	(168)	0	(83)
90-Day Eurodollar June Futures	Short	06/2017	1,660	(168)	83	0
90-Day Eurodollar March Futures	Long	03/2016	1,732	(262)	0	(87)
90-Day Eurodollar March Futures	Short	03/2017	1,572	162	98	0
Brent Crude December Futures †	Long	11/2014	364	(1,283)	0	(906)
Brent Crude December Futures †	Long	11/2015	543	(2,779)	0	(1,086)
Brent Crude December Futures †	Long	10/2016	288	(1,554)	0	(423)
Brent Crude January Futures †	Short	12/2014	307	1,212	758	0
Brent Crude June Futures †	Short	05/2015	1,272	7,735	2,837	0
Brent Crude June Futures †	Short	04/2016	341	1,856	600	0
Brent Crude March Futures †	Short	02/2015	330	3,171	785	0
Brent Crude November Futures †	Long	10/2014	418	(1,093)	0	(1,199)
Call Options Strike @ USD 116.00 on Brent Crude December Futures †	Long	11/2014	100	(70)	0	(1)
Canola January Futures †	Short	01/2015	106	84	6	(5)
Canola March Futures †	Long	03/2015	106	(72)	3	(6)
Canola November Futures †	Long	11/2014	408	(472)	20	(15)
Cocoa December Futures †	Short	12/2014	570	(719)	63	0
Cocoa March Futures †	Long	03/2015	570	659	0	(29)
Copper December Futures †	Long	12/2014	49	(42)	0	(95)
Corn December Futures †	Long	12/2014	1,348	(7,221)	0	(337)
Corn December Futures †	Long	12/2015	290	(615)	1	(58)
Corn March Futures †	Long	03/2015	215	(42)	0	(54)
Cotton No. 2 December Futures †	Short	12/2014	58	191	3	0
E-mini S&P 500 Index December Futures	Long	12/2014	99	(128)	0	(20)
Euro-Bund 10-Year Bond December Futures	Short	12/2014	275	(183)	0	(90)
Euro-Mill Wheat January Futures †	Long	01/2015	38	(122)	5	0
Euro-Mill Wheat March Futures †	Long	03/2015	474	(1,494)	75	0
European Diesel 10 PPM Rotterdam Barges vs. Gasoil December Futures †	Long	12/2014	4	8	0	(1)
European Diesel 10 PPM Rotterdam Barges vs. Gasoil November Futures †	Long	11/2014	4	20	0	0
European Diesel 10 PPM Rotterdam Barges vs. Gasoil October Futures †	Long	10/2014	4	35	1	0
Gas Oil Crack Spread Swap December Futures †	Long	12/2014	1	(2)	1	0
Gas Oil Crack Spread Swap November Futures †	Long	11/2014	1	(2)	1	0
Gas Oil Crack Spread Swap October Futures †	Long	10/2014	1	(2)	1	0
Gas Oil December Futures †	Long	12/2014	92	(125)	0	(81)
Gold 100 oz. December Futures †	Long	12/2014	232	(1,012)	0	(167)
Hard Red Spring Wheat December Futures †	Long	12/2014	335	(2,869)	0	(96)
Hard Red Winter Wheat December Futures †	Short	12/2014	226	1,886	96	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	237	(158)	0	(19)
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	243	(124)	0	(19)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	243	43	0	(18)
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	229	25	0	(19)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	243	40	0	(21)
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	243	(129)	0	(19)
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	237	(142)	0	(19)
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	243	(18)	0	(21)
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	243	(162)	0	(19)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	237	(60)	0	(18)
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	243	(114)	0	(19)
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	237	(127)	0	(19)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	53	(3)	2	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	35	0	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	35	3	2	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2015	53	(5)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2015	53	1	8	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	35	0	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	53	1	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2015	53	(8)	0	(6)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	53	1	1	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	35	2	2	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	35	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	35	0	0	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Short	04/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap August Futures †	Short	08/2015	1	0	0	0
Mars (Argus) vs. WTI Spread Calendar Swap December Futures †	Short	12/2015	1	0	0	0
Mars (Argus) vs. WTI Spread Calendar Swap February Futures †	Short	02/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap January Futures †	Short	01/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Short	07/2015	1	0	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Short	06/2015	1	0	0	0
Mars (Argus) vs. WTI Spread Calendar Swap March Futures †	Short	03/2015	1	1	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Short	05/2015	1	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	87

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mars (Argus) vs. WTI Spread Calendar Swap November Futures †	Short	11/2015	1	$0	$0	$0
Mars (Argus) vs. WTI Spread Calendar Swap October Futures †	Short	10/2015	1	0	0	0
Mars (Argus) vs. WTI Spread Calendar Swap September Futures †	Short	09/2015	1	0	0	0
Natural Gas April Futures †	Short	03/2015	1,145	(199)	355	0
Natural Gas August Futures †	Long	07/2015	327	(1,084)	0	(108)
Natural Gas December Futures †	Long	11/2014	1,845	(6,022)	0	(683)
Natural Gas January Futures †	Short	12/2014	15	(27)	6	0
Natural Gas March Futures †	Short	02/2015	373	315	129	0
Natural Gas May Futures †	Long	04/2015	1,533	(333)	0	(437)
Natural Gas November Futures †	Short	10/2014	1,845	(2,803)	609	0
Natural Gas October Futures †	Short	09/2015	327	1,080	105	0
New York Harbor ULSD December Futures †	Short	11/2014	24	79	58	0
Put Options Strike @ USD 95.000 on Brent Crude December Futures †	Short	11/2014	8	(6)	0	(8)
Put Options Strike @ USD 98.00 on Brent Crude December Futures †	Short	11/2014	100	(309)	0	(152)
Put Options Strike @ USD 99.00 on Brent Crude November Futures †	Short	10/2014	138	(539)	0	(291)
RBOB Gasoline December Futures †	Long	11/2014	269	(1,702)	0	(804)
RBOB Gasoline December Futures †	Long	11/2015	109	(440)	0	(242)
RBOB Gasoline January Futures †	Long	12/2014	307	(973)	0	(882)
RBOB Gasoline June Futures †	Long	05/2015	153	(835)	0	(378)
RBOB Gasoline November Futures †	Short	10/2014	576	1,241	1,860	0
Soybean March Futures †	Short	03/2015	86	18	46	0
Soybean November Futures †	Short	11/2014	576	8,003	295	0
Soybean November Futures †	Short	11/2015	116	829	41	(1)
Sugar No. 11 March Futures †	Short	02/2015	661	1,806	259	0
U.S. Treasury 10-Year Note December Futures	Long	12/2014	555	160	0	(81)
U.S. Treasury 30-Year Bond December Futures	Long	12/2014	241	(257)	0	(98)
Wheat December Futures †	Short	12/2014	123	515	22	0
Wheat March Futures †	Short	03/2015	175	792	31	0
White Sugar March Futures †	Long	02/2015	661	(879)	0	(297)
WTI Crude December Futures †	Short	11/2014	511	2,619	1,646	0
WTI Crude December Futures †	Short	11/2015	1,659	8,392	3,716	0
WTI Crude December Futures †	Short	11/2016	807	3,591	1,429	0
WTI Crude January Futures †	Long	12/2014	211	(140)	0	(637)
WTI Crude June Futures †	Long	05/2015	1,522	(9,723)	0	(3,698)
WTI Crude June Futures †	Long	05/2016	1,249	(5,207)	0	(2,486)
WTI Crude March Futures †	Long	02/2015	330	(2,865)	0	(875)
WTI Crude March Futures †	Long	02/2016	238	(1,405)	0	(507)
WTI Crude November Futures †	Short	10/2014	863	500	2,547	(2)
WTI Crude September Futures †	Long	08/2015	652	(5,314)	0	(1,513)
WTI-Brent Calendar Swap April Futures †	Short	04/2015	3	3	0	(1)
WTI-Brent Calendar Swap August Futures †	Short	08/2015	3	(1)	0	(1)
WTI-Brent Calendar Swap December Futures †	Short	12/2015	3	(1)	0	(1)
WTI-Brent Calendar Swap February Futures †	Short	02/2015	3	6	0	(1)
WTI-Brent Calendar Swap January Futures †	Short	01/2015	3	8	0	(1)
WTI-Brent Calendar Swap July Futures †	Short	07/2015	3	0	0	(1)
WTI-Brent Calendar Swap June Futures †	Short	06/2015	3	1	0	(1)
WTI-Brent Calendar Swap March Futures †	Short	03/2015	3	4	0	(1)
WTI-Brent Calendar Swap May Futures †	Short	05/2015	3	2	0	(1)
WTI-Brent Calendar Swap November Futures †	Short	11/2015	3	(1)	0	(1)
WTI-Brent Calendar Swap October Futures †	Short	10/2015	3	(1)	0	(1)
WTI-Brent Calendar Swap September Futures †	Short	09/2015	3	(1)	0	(1)

Total Futures Contracts				$(17,466)	$18,622	$(19,269)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	4,200	$339	$(431)	$23	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,100	(355)	(562)	30	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		5,200	(631)	(235)	32	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		64,500	(3,452)	(1,084)	396	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	21,700	682	522	34	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	18,800	(243)	(499)	0	(2)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,090,000	(389)	(296)	8	0
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024		13,320,000	(4,511)	435	100	0

						$(8,560)	$(2,150)	$623	$(2)

Total Swap Agreements						$(8,560)	$(2,150)	$623	$(2)

88	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(h)	Securities with an aggregate market value of $3,067 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $32,291 and cash of $205 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Inflation Response Multi-Asset Fund (1)	$765	$196	$623	$1,584	$(207)	$(459)	$(2)	$(668)
PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary) (1)	735	18,426	0	19,161	(2,378)	(18,810)	0	(21,188)

Total Exchange-Traded or Centrally Cleared	$1,500	$18,622	$623	$20,745	$(2,585)	$(19,269)	$(2)	$(21,856)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	10/2014			CAD	2,043	$		1,854	$31	$0
	10/2014			JPY	1,395,300			13,428	706	0
	10/2014			MYR	78,758			24,015	38	0
	10/2014		$		237		EUR	183	0	(6)
	10/2014				4,667		INR	282,634	0	(106)
	11/2014	†			5,991		EUR	4,471	0	(342)
	12/2014	†		GBP	1,185	$		1,914	0	(6)
	01/2015			BRL	2,009			854	54	0
	02/2015		$		23,809		MYR	78,757	0	(45)

BPS	10/2014			BRL	7,168	$		3,180	252	0
	10/2014		$		2,924		BRL	7,168	4	0
	11/2014	†		EUR	187	$		240	4	0
	12/2014			MXN	112,902			8,580	217	0
	12/2014		$		2,199		MXN	29,412	0	(20)

BRC	10/2014			INR	1,938,879	$		31,389	99	0
	10/2014		$		10,177		PLN	31,424	0	(700)
	10/2014				216		RUB	7,874	0	(18)
	11/2014	†		EUR	304	$		393	9	0
	12/2014			MXN	10,016			753	11	0
	02/2015		$		30,683		INR	1,938,879	0	(161)

CBK	10/2014	†		CAD	168	$		153	3	0
	10/2014		$		8,717		AUD	9,824	0	(116)
	11/2014			AUD	9,824	$		8,696	115	0
	12/2014		$		2,342		GBP	1,429	0	(27)
	01/2015			BRL	29,733	$		12,783	941	0

DUB	10/2014		$		891		COP	1,807,083	1	0
	11/2014			EUR	3,402	$		4,338	40	0
	12/2014			COP	1,807,083			885	0	(1)
	12/2014			MXN	150,719			11,500	336	0

FBF	10/2014			COP	837,906			436	23	0
	10/2014			MYR	18,203			5,560	18	0
	10/2014		$		19,017		MYR	60,427	0	(620)
	01/2015			BRL	31,868	$		13,391	698	0
	07/2015				108,900			44,778	3,385	0

GLM	10/2014				7,733			3,420	261	0
	10/2014			COP	969,177			511	33	0
	10/2014			EUR	145,131			191,572	8,264	0
	10/2014			JPY	2,364,510			22,714	1,155	0
	10/2014			MYR	23,329			7,120	18	0
	10/2014		$		3,155		BRL	7,733	4	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	89

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	10/2014	†	$		5,418		CAD	6,000	$0	$(63)
	01/2015			BRL	37,686	$		15,806	796	0

HUS	10/2014			EUR	6,670			8,806	381	0
	10/2014		$		17,817		NZD	22,541	0	(220)
	11/2014			NZD	22,541	$		17,759	220	0

JPM	10/2014			BRL	30,778			13,667	1,093	0
	10/2014			HKD	32,630			4,210	8	0
	10/2014			KRW	5,597,603			5,311	15	0
	10/2014		$		12,557		BRL	30,778	17	0
	10/2014				761		EUR	586	0	(21)
	10/2014				9,613		INR	583,173	0	(202)
	10/2014				34,541		JPY	3,759,810	0	(260)
	10/2014				5,750		MYR	18,330	0	(170)
	10/2014			ZAR	7,423	$		676	20	0
	11/2014			EUR	1,628			2,067	10	0
	11/2014			JPY	3,759,810			34,549	260	0
	02/2015		$		5,283		KRW	5,597,603	0	(24)

MSB	10/2014			BRL	15,622	$		6,374	0	(8)
	10/2014		$		6,831		BRL	15,622	0	(448)
	12/2014			MXN	88,966	$		6,730	140	0
	07/2015			BRL	46,690			19,096	1,349	0

RBC	10/2014		$		23		EUR	18	0	(1)
	10/2014				929		ZAR	10,060	0	(39)
	02/2015				3,422		MXN	45,212	0	(84)

SOG	10/2014			AUD	9,824	$		9,111	510	0
	10/2014		$		5,034		INR	304,693	0	(117)

UAG	10/2014			BRL	73,717	$		30,842	742	(16)
	10/2014			CNY	3,219			519	0	(4)
	10/2014			NZD	22,541			18,747	1,151	0
	10/2014			THB	4,113			128	1	0
	10/2014		$		32,259		BRL	73,717	0	(2,143)
	10/2014				193,147		EUR	151,014	0	(2,409)
	10/2014				12,641		INR	768,380	0	(241)
	10/2014				5,456		KRW	5,597,603	0	(160)
	11/2014			EUR	151,015	$		193,187	2,408	0
	11/2014		$		18,415		BRL	43,661	0	(735)

Total Forward Foreign Currency Contracts									$25,841	$(9,533)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC AUD versus USD	$0.872	12/23/2014	AUD	9,969	$47	$168

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	11/10/2014	EUR	9,600	$134	$0

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019	EUR	5	$1,872	$1,672

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 11/01/2044	$70.000	11/06/2014	$ 54,000	$2	$0
	Call - OTC Fannie Mae 4.000% due 11/01/2044	125.000	11/06/2014	90,000	4	0

					$6	$0

Total Purchased Options					$2,059	$1,840

90	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$	800	$(2)	$(1)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		200	0	0
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		1,500	(3)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		700	(1)	(1)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		4,700	(4)	(5)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014	EUR	9,200	(26)	(13)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		12,300	(26)	(11)

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	6,500	(8)	(9)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		6,200	(10)	(7)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		2,800	(5)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	1,800	(3)	(2)

							$(88)	$(52)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.965	12/23/2014	AUD	9,969	$(47)	$(1)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	5,290	(126)	(244)

							$(173)	$(245)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$200	$(1)	$0

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	(2)

						$(6)	$(2)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.235%	11/10/2014	EUR	19,200	$(134)	$0

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 11/20/2019)	3-Month USD-LIBOR	Receive	3.200%	11/18/2014	$	49,400	(132)	(61)

								$(266)	$(61)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Nickel November Futures †	$16,500.000	11/05/2014	$7	$(11)	$(50)

GST	Call - OTC Nickel November Futures †	22,000.000	11/05/2014	7	(14)	0

MYC	Put - OTC Arabica Coffee December Futures †	160.000	11/12/2014	1,125	(17)	(14)
	Call - OTC Arabica Coffee December Futures †	225.000	11/12/2014	1,125	(38)	(55)

SOG	Put - OTC Arabica Coffee December Futures †	160.000	11/12/2014	825	(19)	(10)
	Call - OTC Arabica Coffee December Futures †	225.000	11/12/2014	825	(19)	(40)

					$(118)	$(169)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014		$ 420	$(214)	$0
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014		70	(36)	0

FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	5	(1,845)	(1,901)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	91

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Description	Strike Value	Expiration Date		Notional Amount	Premiums (Received)	Market Value
GST	Put - OTC London Gold Market Fixing Ltd. PM †	1,180.000	10/10/2014	$	540	$(30)	$(20)
	Call - OTC SPGCENP Index †	0.303	12/04/2014		1,050,286	(33)	0
	Call - OTC SPGCENP Index †	0.306	02/09/2015		1,300,000	(34)	0
	Call - OTC SPGCICP Index †	0.342	12/04/2014		987,433	(33)	0
	Call - OTC SPGCICP Index †	0.268	02/09/2015		600,000	(21)	0

JPM	Put - OTC Ibovespa Brasil Sao Paulo Exchange Index	57,500.000	10/15/2014	BRL	1	(300)	(1,480)

						$(2,546)	$(3,401)

Total Written Options						$(3,197)	$(3,930)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	3,015	$184,326	AUD	0	BRL	0	EUR	18,800	GBP	0	$(2,029)
Sales	6,331	5,170,367		9,969		1		80,305		4,280	(9,254)
Closing Buys	(1,420)	(31,125)		0		0		(19,000)		(4,280)	2,099
Expirations	(3,262)	(1,301,915)		0		0		(34,300)		0	2,603
Exercised	(489)	0		0		0		(3,300)		0	274

Balance at End of Period	4,175	$4,021,653	AUD	9,969	BRL	1	EUR	42,505	GBP	0	$(6,307)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 2H14 Index †	$6.200	12/31/2014	21,750	$0	$(92)	$0	$(92)
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	180,000	0	299	299	0

BPS	Receive	JETNWECO Index †	15.500	03/31/2015	15,000	0	(6)	0	(6)
	Receive	NAPCO 1Q15 Index †	7.300	03/31/2015	15,000	0	23	23	0

CBK	Pay	DTDBRTCO Index †	0.320	03/31/2015	33,000	0	16	16	0
	Pay	DTDBRTCO Index †	0.280	03/31/2015	600	0	0	0	0
	Pay	GOCO CAL14 Index †	17.760	12/31/2014	300	0	2	2	0
	Pay	GOCO CAL14 Index †	17.880	12/31/2014	300	0	2	2	0
	Pay	HSFOCO CAL14 Index †	10.750	12/31/2014	300	0	1	1	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	300	0	1	1	0
	Receive	JETNWECO Index †	15.410	03/31/2015	16,500	0	(5)	0	(5)
	Receive	JETNWECO Index †	15.440	03/31/2015	300	0	0	0	0
	Pay	LLSBRT 2H14 Index †	6.250	12/31/2014	21,750	0	(93)	0	(93)
	Receive	NAPCO 1Q15 Index †	7.780	03/31/2015	300	0	1	1	0
	Receive	NAPCO 1Q15 Index †	7.630	03/31/2015	16,500	0	30	30	0

DUB	Pay	GOCO CAL14 Index †	17.180	12/31/2014	1,500	0	7	7	0
	Pay	HSFOCO CAL14 Index †	9.880	12/31/2014	1,500	0	5	5	0
	Receive	LLSBRT CAL14 Index †	10.250	12/31/2014	48,000	0	398	398	0

GST	Pay	GOCO CAL14 Index †	17.700	12/31/2014	300	0	1	1	0
	Pay	GOCO CAL14 Index †	18.000	12/31/2014	600	0	3	3	0
	Pay	HSFOCO CAL14 Index †	11.000	12/31/2014	600	0	1	1	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	300	0	1	1	0
	Pay	LLSBRT 2H14 Index †	6.300	12/31/2014	21,000	0	(91)	0	(91)
	Receive	LLSBRT 2H15 Index †	7.750	12/31/2015	12,180	0	6	6	0
	Receive	LLSBRT CAL14 Index †	10.250	12/31/2014	9,000	0	75	75	0
	Receive	LLSBRT CAL15 Index †	9.150	12/31/2015	24,000	0	64	64	0

JPM	Pay	LLSBRT 2H14 Index †	6.430	12/31/2014	10,500	0	(47)	0	(47)
	Receive	LLSBRT CAL14 Index †	7.100	12/31/2014	18,000	0	92	92	0
	Receive	LLSBRT CAL15 Index †	7.550	12/31/2015	180,000	0	191	191	0

MAC	Receive	CUAC 1Q15 Index †	40.500	03/31/2015	192,000	0	44	44	0
	Receive	CUAC 1Q15 Index †	41.000	03/31/2015	1,980,000	0	439	439	0
	Receive	CUAC 1Q15 Index †	56.000	03/31/2015	102,000	0	7	7	0
	Receive	CUAC 1Q15 Index †	64.000	03/31/2015	2,898,000	0	(23)	0	(23)

MYC	Pay	DTDBRTCO Index †	0.340	03/31/2015	57,000	0	27	27	0
	Receive	JETNWECO Index †	15.460	03/31/2015	28,500	0	(11)	0	(11)
	Receive	NAPCO 1Q15 Index †	7.800	03/31/2015	28,500	0	58	58	0

						$ 0	$1,426	$1,794	$(368)

92	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2019	1.750%	$ 4,100	$(111)	$(38)	$ 0	$(149)
	Indonesia Government International Bond	1.000%	12/20/2019	1.642%	3,100	(73)	(23)	0	(96)
	Russia Government International Bond	1.000%	03/20/2019	2.398%	400	(34)	11	0	(23)

BRC	Indonesia Government International Bond	1.000%	12/20/2019	1.642%	900	(21)	(7)	0	(28)

CBK	Russia Government International Bond	1.000%	03/20/2019	2.398%	100	(8)	3	0	(5)

	South Africa Government International Bond	1.000%	12/20/2019	1.934%	4,100	(148)	(36)	0	(184)

GST	Russia Government International Bond	1.000%	09/20/2019	2.459%	500	(27)	(5)	0	(32)

HUS	Indonesia Government International Bond	1.000%	12/20/2019	1.642%	100	(2)	(1)	0	(3)

JPM	Russia Government International Bond	1.000%	09/20/2019	2.459%	200	(11)	(2)	0	(13)

						$(435)	$(98)	$ 0	$(533)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	4,800	$3	$6	$9	$0

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		700	9	58	67	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		400	4	26	30	0

JPM	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	1,500	2	(18)	0	(16)

MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	11,700	22	(99)	0	(77)

RYL	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	2,000	4	(60)	0	(56)

UAG	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	29,700	60	(256)	0	(196)

							$104	$(343)	$106	$(345)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	BCOMTR Index †	139,151	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$34,009	$(749)	$0	$(749)
	Receive	TRNGLU Index	136	1-Month USD-LIBOR plus a specified spread	02/27/2015	537	(34)	0	(34)
	Receive	DWRTFT Index	580	1-Month USD-LIBOR plus a specified spread	04/23/2015	4,508	(264)	0	(264)

BRC	Receive	DWRTFT Index	61	1-Month USD-LIBOR plus a specified spread	10/31/2014	474	(28)	0	(28)
	Receive	DWRTFT Index	1,598	1-Month USD-LIBOR plus a specified spread	07/31/2015	12,421	(728)	0	(728)

CBK	Receive	BCOMTR Index †	94,064	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	22,990	(506)	0	(506)

DUB	Receive	BCOMGC Index †	2,928	0.120%	02/17/2015	454	(9)	0	(9)
	Receive	BCOMTR Index †	8,748	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	2,138	(47)	0	(47)

GLM	Receive	BCOMGC Index †	811,921	0.070%	02/17/2015	124,015	(643)	0	(643)

GST	Receive	DWRTFT Index	526	1-Month USD-LIBOR plus a specified spread	11/28/2014	4,089	(240)	0	(240)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	93

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	DWRTFT Index	743	1-Month USD-LIBOR plus a specified spread	04/23/2015	$5,775	$(1,059)	$0	$(1,059)

JPM	Receive	BCOMF1T Index †	288,483	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	133,187	(3,052)	0	(3,052)
	Receive	BCOMTR Index †	66,205	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	16,181	(357)	0	(357)
	Receive	JMABNIC0 Index †	2,596	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	1,747	(87)	0	(87)
	Receive	JMABNICP Index †	71,708	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	47,024	(2,318)	0	(2,318)
	Receive	DWRTFT Index	8,833	1-Month USD-LIBOR plus a specified spread	05/29/2015	68,660	(4,022)	0	(4,022)

MAC	Receive	BCOMTR Index †	4,021	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	983	(22)	0	(22)

							$ (14,165)	$0	$ (14,165)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index †	3.098%	08/03/2015	$	4,261	$0	$(3)	$0	$(3)
	Pay	Natural Gas November Futures †	10.890%	10/28/2014		1,515	0	2	2	0
	Receive	SLVRLND Index †	6.452%	08/03/2015		2,953	0	24	24	0

CBK	Pay	SPGCCLP Index †	4.080%	05/14/2015		1,594	0	(13)	0	(13)
	Pay	SPGCCLP Index †	4.580%	05/14/2015		1,506	0	(3)	0	(3)

DUB	Pay	BCOM Index †	1.440%	11/04/2014		2,654	0	10	10	0
	Pay	BCOM Index †	1.440%	11/05/2014		835	0	3	3	0
	Pay	BCOM Index †	1.440%	11/06/2014		1,000	0	3	3	0
	Pay	S&P 500 Index †	1.850%	10/10/2014		8,088	0	13	13	0
	Pay	SPGCCLP Index †	4.623%	05/14/2015		1,450	0	(2)	0	(2)
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		2,043	0	4	4	0
	Receive	WTI Crude June Futures †	3.240%	05/14/2015		3,528	0	(13)	0	(13)

GST	Pay	BCOM Index †	1.960%	02/03/2015		2,304	0	10	10	0
	Pay	GOLDLNPM Index †	2.481%	10/14/2014		6,350	0	54	54	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015		1,960	0	49	49	0
	Pay	S&P 500 Index	1.428%	10/02/2014		15,900	0	55	55	0
	Pay	S&P 500 Index †	1.369%	10/06/2014		10,684	0	5	5	0
	Pay	S&P 500 Index †	1.428%	10/08/2014		9,205	0	(9)	0	(9)
	Pay	S&P 500 Index †	1.974%	10/15/2014		7,829	0	12	12	0
	Pay	S&P 500 Index	4.020%	10/17/2014		2,260	0	71	71	0
	Pay	S&P 500 Index †	1.288%	10/20/2014		9,692	0	(77)	0	(77)
	Receive	SLVRLND Index †	10.890%	11/25/2015		1,470	0	(56)	0	(56)
	Pay	SPGCGCP Index †	2.723%	06/11/2015		3,916	0	16	16	0
	Receive	SPGSSIP Index †	5.760%	06/11/2015		2,695	0	33	33	0

MYC	Pay	GOLDLNPM Index †	3.276%	09/18/2015		2,486	0	(3)	0	(3)
	Pay	GOLDLNPM Index †	5.406%	04/21/2016		260	0	4	4	0
	Receive	SLVRLND Index †	5.382%	09/18/2015		1,940	0	32	32	0
	Receive	SLVRLND Index †	9.151%	04/21/2016		200	0	(4)	0	(4)

SOG	Pay	S&P 500 Index †	1.311%	10/03/2014		30,568	0	33	33	0
	Pay	S&P 500 Index †	3.010%	12/19/2014		7,490	0	29	29	0
	Pay	SPGCCLP Index †	4.000%	05/14/2015		1,701	0	(16)	0	(16)
	Receive	WTI Crude June Futures †	2.772%	05/14/2015		1,934	0	4	4	0

UAG	Pay	S&P 500 Index †	1.742%	10/22/2014		8,333	0	(32)	0	(32)
	Pay	S&P 500 Index †	2.496%	10/29/2014		3,481	0	11	11	0

							$0	$246	$477	$(231)

Total Swap Agreements							$(331)	$(12,934)	$2,377	$(15,642)

94	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(k)	Securities with an aggregate market value of $12,584 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO Inflation Response Multi-Asset Fund
BOA	$829	$0	$0	$829	$(157)	$(1)	$(566)	$(724)	$105	$(120)	$(15)
BPS	473	0	9	482	(20)	0	0	(20)	462	(350)	112
BRC	110	168	0	278	(879)	(1)	(784)	(1,664)	(1,386)	1,338	(48)
CBK	1,056	0	67	1,123	(143)	(2)	(189)	(334)	789	(650)	139
DUB	377	0	30	407	(1)	(244)	0	(245)	162	0	162
FBF	4,124	1,672	0	5,796	(620)	(1,901)	0	(2,521)	3,275	(3,086)	189
GLM	10,531	0	0	10,531	0	0	0	0	10,531	(9,370)	1,161
GST	0	0	126	126	0	(29)	(1,331)	(1,360)	(1,234)	1,634	400
HUS	601	0	0	601	(220)	0	(3)	(223)	378	(270)	108
JPM	1,423	0	0	1,423	(677)	(1,563)	(4,051)	(6,291)	(4,868)	4,612	(256)
MSB	1,489	0	0	1,489	(456)	0	0	(456)	1,033	(940)	93
MYC	0	0	0	0	0	0	(77)	(77)	(77)	0	(77)
RBC	0	0	0	0	(124)	0	0	(124)	(124)	0	(124)
RYL	0	0	0	0	0	0	(56)	(56)	(56)	32	(24)
SOG	510	0	0	510	(117)	0	0	(117)	393	(260)	133
UAG	4,302	0	0	4,302	(5,708)	0	(196)	(5,904)	(1,602)	1,676	74

PIMCO Cayman Commodity Fund VII, Ltd. (Subsidiary)
BOA	0	0	299	299	(348)	0	(841)	(1,189)	(890)	362	(528)
BPS	4	0	49	53	0	(50)	(9)	(59)	(6)	0	(6)
BRC	9	0	0	9	0	0	0	0	9	0	9
CBK	3	0	53	56	0	0	(620)	(620)	(564)	341	(223)
DUB	0	0	443	443	0	0	(71)	(71)	372	(400)	(28)
GLM	0	0	0	0	(63)	0	(643)	(706)	(706)	1	(705)
GST	0	0	330	330	0	(20)	(233)	(253)	77	0	77
JPM	0	0	283	283	0	0	(5,861)	(5,861)	(5,578)	2,588	(2,990)
MAC	0	0	490	490	0	0	(45)	(45)	445	(490)	(45)
MYC	0	0	121	121	0	(69)	(18)	(87)	34	0	34
SOG	0	0	66	66	0	(50)	(16)	(66)	0	0	0
UAG	0	0	11	11	0	0	(32)	(32)	(21)	0	(21)

Total Over the Counter	$25,841	$1,840	$2,377	$30,058	$(9,533)	$(3,930)	$(15,642)	$(29,105)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$735	$0	$752	$0	$13	$1,500
Futures	18,426	0	0	0	196	18,622
Swap Agreements	0	0	0	0	623	623

	$19,161	$0	$752	$0	$832	$20,745

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,841	$0	$25,841
Purchased Options	0	0	1,672	168	0	1,840
Swap Agreements	2,042	0	229	0	106	2,377

	$2,042	$0	$1,901	$26,009	$106	$30,058

	$21,203	$0	$2,653	$26,009	$938	$50,803

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	95

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$2,378	$0	$207	$0	$0	$2,585
Futures	18,810	0	20	0	439	19,269
Swap Agreements	0	0	0	0	2	2

	$21,188	$0	$227	$0	$441	$21,856

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,533	$0	$9,533
Written Options	189	52	3,381	245	63	3,930
Swap Agreements	8,271	533	6,493	0	345	15,642

	$8,460	$585	$9,874	$9,778	$408	$29,105

	$29,648	$585	$10,101	$9,778	$849	$50,961

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$127	$0	$616	$0	$(11)	$732
Written Options	1,404	0	(463)	0	0	941
Futures	23,922	0	(563)	0	(737)	22,622
Swap Agreements	0	416	0	0	(2,243)	(1,827)

	$25,453	$416	$(410)	$0	$(2,991)	$22,468

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,878	$0	$5,878
Purchased Options	871	0	0	0	(88)	783
Written Options	721	87	0	82	53	943
Swap Agreements	(29,516)	(16)	7,627	0	1,580	(20,325)

	$(27,924)	$71	$7,627	$5,960	$1,545	$(12,721)

	$(2,471)	$487	$7,217	$5,960	$(1,446)	$9,747

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(427)	$0	$412	$0	$5	$(10)
Written Options	(570)	0	237	0	(39)	(372)
Futures	(19,683)	0	(128)	0	(455)	(20,266)
Swap Agreements	0	(8)	0	0	(1,176)	(1,184)

	$(20,680)	$(8)	$521	$0	$(1,665)	$(21,832)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,921	$0	$17,921
Purchased Options	0	0	(201)	121	(139)	(219)
Written Options	115	9	(1,236)	(85)	208	(989)
Swap Agreements	(8,140)	(115)	(6,747)	0	(1,403)	(16,405)

	$(8,025)	$(106)	$(8,184)	$17,957	$(1,334)	$308

	$(28,705)	$(114)	$(7,663)	$17,957	$(2,999)	$(21,524)

96	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$80,083	$7,285	$87,368
Industrials	0	13,060	0	13,060
Utilities	0	21,061	0	21,061
Municipal Bonds & Notes
West Virginia	0	157	0	157
U.S. Government Agencies	0	101,513	0	101,513
U.S. Treasury Obligations	0	724,881	0	724,881
Mortgage-Backed Securities	0	20,260	0	20,260
Asset-Backed Securities	0	12,498	0	12,498
Sovereign Issues	0	257,316	0	257,316
Exchange-Traded Funds	53,019	0	0	53,019
Short-Term Instruments
Certificates of Deposit	0	10,100	0	10,100
Repurchase Agreements	0	1,500	0	1,500
Short-Term Notes	0	287,868	0	287,868
Greece Treasury Bills	0	12,206	0	12,206
U.S. Treasury Bills	0	32,584	0	32,584
	$53,019	$1,575,087	$7,285	$1,635,391

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Mutual Funds	$199,419	$0	$0	$199,419
Short-Term Instruments
Central Funds Used for Cash Management Purposes	34,042	0	0	34,042
	$233,461	$0	$0	$233,461

Total Investments	$286,480	$1,575,087	$7,285	$1,868,852

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(108,332)	$0	$(108,332)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19,357	1,388	0	20,745
Over the counter	0	30,058	0	30,058
	$19,357	$31,446	$0	$50,803

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21,647)	(209)	0	(21,856)
Over the counter	0	(29,105)	0	(29,105)
	$(21,647)	$(29,314)	$0	$(50,961)

Totals	$284,190	$1,468,887	$7,285	$1,760,362

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VII, Ltd., which is a 100% owned subsidiary of the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	97

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

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(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund® and the PIMCO Real Return Asset Fund, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund® and the PIMCO Real Return Asset Fund are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

The distribution strategy of the PIMCO Real Income 2019 Fund® and PIMCO Real Income 2029 Fund® is designed to provide a monthly distribution adjusted for inflation until each Fund’s final maturity date. Each Fund’s monthly distribution will consist of its net investment income and will likely include principal from the inflation-indexed bonds that have recently matured or proceeds from the sale of securities. A portion of a monthly distribution will likely consist of a return of capital to shareholders. This means that over the life of the Fund you will likely receive a portion of your investment back as part of each monthly distribution. This also means that, the closer a new or subsequent investment is to the maturity date of the Fund, the greater the monthly distribution rate will be for that investment. This is because you will receive a greater portion of that investment back in a monthly distribution due to the shorter time horizon.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards (“FASB”) issued an Accounting Standards Updates (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Funds adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

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Notes to Financial Statements (Cont.)

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, quoted prices, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Exchange-Traded Funds  Certain funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The

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interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds, (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Underlying

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PIMCO Funds are considered to be affiliated with the IRMA Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended September 30, 2014 (amounts in thousands):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Markets Currency Fund	$117,756	$88,650	$0	$0	$(6,987)	$199,419	$1,739	$0
PIMCO Short-Term Floating NAV Portfolio	28	0	(10)	0	0	18	0	0
PIMCO Short-Term Floating NAV Portfolio III	22,538	718,145	(706,670)	11	0	34,024	45	0
Totals	$140,322	$806,795	$(706,680)	$11	$(6,987)	$233,461	$1,784	$0

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Real Return Asset Fund	$21	$4,500	$(4,510)	$0	$0	$11	$0	$0
PIMCO CommoditiesPLUS® Short Strategy Fund	2,613	3,002	(4,700)	0	0	915	2	0
PIMCO CommoditiesPLUS® Strategy Fund	669,213	566,872	(1,094,900)	77	0	141,262	671	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Real Return Asset Fund	$800	$211,806	$(212,590)	$0	$0	$16	$5	$0
PIMCO RealEstateRealReturn Strategy Fund	301,474	1,965,625	(1,953,300)	49	(43)	313,805	326	0
PIMCO CommoditiesPLUS® Short Strategy Fund	2	0	0	0	0	2	0	0
PIMCO CommoditiesPLUS® Strategy Fund	1,007,886	739,300	(87,500)	(21)	3	1,659,668	1,800	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a

Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts

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are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements (Cont.)

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the

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number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a

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Notes to Financial Statements (Cont.)

deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that Certain Funds invest substantially all of their respective assets in Underlying PIMCO Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their

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respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary.

Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Underlying PIMCO Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund (or Underlying PIMCO Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund) investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

A Fund’s (or Underlying PIMCO Fund) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund). A Fund (or Underlying PIMCO Fund) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as

112	PIMCO REAL RETURN STRATEGY FUNDS

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To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S. counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund III, IV and VII, Ltd. (each a “Commodity Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (“Consolidated Funds”) respectively in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Funds’ investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the

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Notes to Financial Statements (Cont.)

right to participate in the profits or assets of the respective Commodity Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO CommoditiesPLUS® Short Strategy Fund	PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Inflation Response Multi-Asset Fund
	PIMCO Cayman Commodity Fund IV, Ltd.	PIMCO Cayman Commodity Fund III, Ltd.	PIMCO Cayman Commodity Fund VII, Ltd.
Date of Incorporation	04/14/2010	04/14/2010	08/01/2011
Subscription Agreement	05/07/2010	05/07/2010	08/31/2011
Fund Net Assets	$ 9,001	$ 6,998,410	$ 1,268,363
Subsidiary % of Fund Net Assets	30.0%	21.6%	26.5%
Subsidiary Financial Statement Information
Total assets	$ 2,953	$ 1,843,359	$ 367,929
Total liabilities	250	334,568	31,356
Net assets	$ 2,703	$ 1,508,791	$ 336,573
Total income	1	1,106	205
Net investment income (loss)	(7)	(4,528)	(809)
Net realized gain (loss)	1,041	(268,266)	(2,712)
Net change in unrealized appreciation (depreciation)	34	(352,869)	(29,099)
Increase (decrease) in net assets resulting from operations	$ 1,068	$ (625,663)	$ (32,620)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Adminstrative Class	Class D	A, B, C and R Classes
PIMCO Real Income 2019 Fund®	0.19%	0.20%	0.30%	N/A	0.35%	0.35%
PIMCO Real Income 2029 Fund®	0.19%	0.20%	0.30%	N/A	0.35%	0.35%
PIMCO Real Return Asset Fund	0.30%	0.25%	0.35%	N/A	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO CommoditiesPLUS® Short Strategy Fund	0.54%	0.25%	0.35%	N/A	0.50%	0.50%
PIMCO CommoditiesPLUS® Strategy Fund	0.49%	0.25%	0.35%	0.25%	0.50%	0.50%
PIMCO Inflation Response Multi-Asset Fund	0.65%	0.25%	0.35%	N/A	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is

114	PIMCO REAL RETURN STRATEGY FUNDS

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permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO RealEstateRealReturn Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommoditiesPLUS® Strategy and PIMCO Inflation Response Multi-Asset Funds	0.75%	0.25%
All other Funds	0.50%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2014, the Distributor received $4,229,322 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses;

(vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2014, the amount was $689,877.

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio

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Notes to Financial Statements (Cont.)

pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2014, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO CommoditiesPLUS® Short Strategy Fund	$8
PIMCO CommoditiesPLUS® Strategy Fund	5,613
PIMCO Inflation Response Multi-Asset Fund	1,013

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Real Return Asset Fund	$199,189	$4,157
PIMCO RealEstateRealReturn Strategy Fund	8,166	546,578
PIMCO CommoditiesPLUS® Strategy Fund	114,270	68,588
PIMCO Inflation Response Multi-Asset Fund	62,363	4,803

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Real Income 2019 Fund®	$524	$4,715	$0	$0
PIMCO Real Income 2029 Fund®	221	3,959	0	0
PIMCO Real Return Asset Fund	913,115	267,221	136,672	32,328
PIMCO RealEstateRealReturn Strategy Fund	2,226,408	3,242,730	364,410	318,999
PIMCO CommoditiesPLUS® Short Strategy Fund	404	1,006	335	498
PIMCO CommoditiesPLUS® Strategy Fund	340,749	472,336	1,720,837	506,446
PIMCO Inflation Response Multi-Asset Fund	1,880,914	1,398,168	482,998	139,493

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Real Income 2019 Fund®				PIMCO Real Income 2029 Fund® (1)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	59	$370	66	$483	19	$192	92	$946
Class P	71	454	20	146	1	11	5	43
Class D	88	548	216	1,512	46	446	385	4,067
Class A	54	337	341	2,447	7	64	35	389
Class B	0	0	0	0	0	0	0	0
Class C	56	349	177	1,220	3	24	17	173
Issued as reinvestment of distributions
Institutional Class	20	126	44	314	18	170	38	382
Class P	10	61	13	94	2	19	6	63
Class D	25	157	49	346	14	131	38	375
Class A	104	646	182	1,273	5	45	11	110
Class B	0	0	0	0	0	0	0	0
Class C	20	124	42	296	1	10	4	38
Cost of shares redeemed
Institutional Class	(123)	(769)	(264)	(1,923)	(95)	(913)	(292)	(2,938)
Class P	(36)	(219)	(101)	(737)	(3)	(28)	(153)	(1,556)
Class D	(147)	(909)	(422)	(3,017)	(140)	(1,340)	(668)	(6,670)
Class A	(328)	(2,018)	(1,538)	(11,717)	(122)	(1,163)	(122)	(1,216)
Class B	0	0	0	0	0	0	0	0
Class C	(353)	(2,140)	(406)	(2,886)	(126)	(1,170)	(61)	(592)
Net increase (decrease) resulting from Fund share transactions	(480)	$(2,883)	(1,581)	$(12,149)	(370)	$(3,502)	(665)	$(6,386)

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Notes to Financial Statements (Cont.)

	PIMCO Real Return Asset Fund (2)				PIMCO RealEstateRealReturn Strategy Fund (3)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	76,937	$656,440	52,039	$436,247	26,994	$128,244	607,807	$2,627,939
Class P	393	3,360	285	2,535	14,272	67,656	21,154	99,928
Class D	0	0	0	0	25,150	112,701	26,235	121,213
Class A	0	0	0	0	18,059	80,008	40,806	183,335
Class B	0	0	0	0	7	29	44	180
Class C	0	0	0	0	10,465	42,418	22,642	95,077
Issued as reinvestment of distributions
Institutional Class	823	7,018	3,783	30,219	15,269	70,616	41,079	164,121
Class P	7	62	49	405	692	3,125	2,033	8,225
Class D	0	0	0	0	1,892	8,145	6,815	26,275
Class A	0	0	0	0	2,130	9,162	7,938	30,443
Class B	0	0	0	0	6	25	34	124
Class C	0	0	0	0	1,407	5,546	4,132	14,624
Cost of shares redeemed
Institutional Class	(4,681)	(38,822)	(47,271)	(392,050)	(347,720)	(1,692,531)	(161,453)	(681,662)
Class P	(100)	(838)	(1,387)	(12,015)	(11,758)	(54,233)	(40,718)	(175,702)
Class D	0	0	0	0	(20,241)	(89,320)	(87,141)	(370,581)
Class A	0	0	0	0	(22,226)	(98,842)	(72,524)	(296,855)
Class B	0	0	0	0	(117)	(491)	(198)	(771)
Class C	0	0	0	0	(7,432)	(29,905)	(31,598)	(118,518)
Net increase (decrease) resulting from Fund share transactions	73,379	$627,220	7,498	$65,341	(293,151)	$(1,437,647)	387,087	$1,727,395

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	PIMCO CommoditiesPLUS® Short Strategy Fund				PIMCO CommoditiesPLUS® Strategy Fund (4)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	239	$1,997	550	$4,604	83,567	$917,423	126,946	$1,359,835
Class P	13	111	196	1,636	51,386	568,009	182,526	1,962,651
Administrative Class	0	0	0	0	507	5,580	0	0
Class D	31	259	1,706	13,951	22,617	253,895	12,706	135,792
Class A	197	1,648	407	3,365	2,712	30,201	66,831	710,934
Class C	44	358	197	1,622	678	7,381	1,567	16,444
Class R	0	0	0	0	88	962	120	1,285
Issued as reinvestment of distributions
Institutional Class	0	0	6	50	6,067	66,751	1,485	15,831
Class P	0	0	0	2	1,437	15,691	47	497
Administrative Class	0	0	0	0	5	47	0	0
Class D	0	0	13	104	497	5,424	16	173
Class A	0	0	5	41	112	1,245	76	808
Class C	0	0	0	3	24	260	2	16
Class R	0	0	0	0	2	24	0	1
Cost of shares redeemed
Institutional Class	(558)	(4,567)	(524)	(4,309)	(34,156)	(379,641)	(60,041)	(641,911)
Class P	(17)	(143)	(178)	(1,428)	(28,714)	(318,757)	(74,982)	(793,056)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(124)	(986)	(1,165)	(9,360)	(2,674)	(29,213)	(3,566)	(37,799)
Class A	(111)	(888)	(350)	(2,840)	(5,233)	(57,780)	(62,302)	(683,623)
Class C	(15)	(116)	(163)	(1,325)	(222)	(2,406)	(507)	(5,287)
Class R	0	0	0	0	(24)	(270)	(24)	(255)
Net increase (decrease) resulting from Fund share transactions	(301)	$(2,327)	700	$6,116	98,676	$1,084,826	190,900	$2,042,336

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	119

Notes to Financial Statements (Cont.)

	PIMCO Inflation Response Multi-Asset Fund (5)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	67,087	$674,127	63,598	$608,395
Class P	27	265	331	3,293
Administrative Class	0	0	0	0
Class D	313	3,090	1,565	15,161
Class A	453	4,500	534	5,203
Class C	50	491	191	1,846
Class R	21	198	20	191
Issued as reinvestment of distributions
Institutional Class	501	4,892	238	2,237
Class P	1	11	2	16
Administrative Class	0	0	0	0
Class D	5	50	7	61
Class A	4	41	2	17
Class C	0	0	0	3
Class R	0	1	0	0
Cost of shares redeemed
Institutional Class	(12,005)	(119,806)	(10,308)	(98,281)
Class P	(127)	(1,257)	(453)	(4,325)
Administrative Class	0	0	0	0
Class D	(374)	(3,683)	(3,612)	(33,691)
Class A	(206)	(2,011)	(813)	(7,697)
Class C	(55)	(537)	(269)	(2,550)
Class R	(5)	(45)	0	(2)
Net increase (decrease) resulting from Fund share transactions	55,690	$560,327	51,033	$489,877

(1)	As of September 30, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 33% of the Fund, and the shareholder is a related party.*
(2)	As of September 30, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 85% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of September 30, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 48% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of September 30, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 35% of the Fund, and each of the two shareholders are related parties of the Fund.*
(5)	As of September 30, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 51% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

120	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2014 (Unaudited)

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any Investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Real Income™ 2019 Fund	$0	$0	$0	$0	$0	$0
PIMCO Real Income™ 2029 Fund	0	0	0	0	0	0
PIMCO Real Return Asset Fund	0	0	0	0	0	0
PIMCO RealEstateRealReturn Strategy Fund*	0	0	0	8,079	49,321	0
PIMCO CommoditiesPLUS™ Short Strategy Fund	0	0	0	0	0	0
PIMCO CommoditiesPLUS™ Strategy Fund	0	0	0	0	0	0
PIMCO Inflation Response Multi-Asset Fund	0	0	0	0	0	0

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Real Income™ 2019 Fund	$0	$0
PIMCO Real Income™ 2029 Fund	58	0
PIMCO Real Return Asset Fund	17,207	8,709
PIMCO RealEstateRealReturn Strategy Fund*	8,898	4,848
PIMCO CommoditiesPLUS™ Short Strategy Fund	7	94
PIMCO CommoditiesPLUS™ Strategy Fund	24	1,552
PIMCO Inflation Response Multi-Asset Fund	1,501	1,086

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	121

Notes to Financial Statements (Cont.)

September 30, 2014 (Unaudited)

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Real Income 2019 Fund®	$12,751	$15	$(311)	$(296)
PIMCO Real Income 2029 Fund®	11,699	83	(410)	(327)
PIMCO Real Return Asset Fund	1,305,008	6,720	(26,540)	(19,820)
PIMCO RealEstateRealReturn Strategy Fund	3,588,044	25,757	(117,177)	(91,420)
PIMCO CommoditiesPLUS® Short Strategy Fund	8,994	0	(111)	(111)
PIMCO CommoditiesPLUS® Strategy Fund	7,498,132	18,589	(450,809)	(432,220)
PIMCO Inflation Response Multi-Asset Fund	1,913,224	4,469	(48,841)	(44,372)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

On August 12, 2014, the Board approved the liquidation of PIMCO Cayman Commodity Fund IV, Ltd., PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund® and PIMCO CommoditiesPLUS® Short Strategy Fund. The liquidation of PIMCO Cayman Commodity Fund IV, Ltd. occurred on November 13, 2014. The liquidation of PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund® and PIMCO CommoditiesPLUS® Short Strategy Fund occurred on November 14, 2014.

122	PIMCO REAL RETURN STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
CNY	Chinese Renminbi	INR	Indian Rupee	RUB	Russian Ruble
COP	Colombian Peso	JPY	Japanese Yen	THB	Thai Baht
DKK	Danish Krone	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	COMEX	Commodity Exchange, Inc.	OTC	Over the Counter
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange

Index Abbreviations:
BCOM	Bloomberg Commodity Index	DTDBRTC	March 2013 Dated Brent Crack Calendar Swap	LLSBRT CAL14	2014 LLS-Brent Spread Calendar Swap
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	LLSBRT CAL15	2015 LLS-Brent Spread Calendar Swap
BCOMF3T	Bloomberg 3-Month Forward Total Return Commodity	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	NAPCO 1Q15	Naphtha Crack Spread
BCOMGC	Bloomberg Gold Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
BCOMTR	Bloomberg Commodity Index Total Return	GOCO CAL14	2014 Gasoil Crack Calendar Swap	SLVRLND	London Silver Market Fixing Ltd.
CDX.EM	Credit Derivatives Index - Emerging Markets	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CDX.IG	Credit Derivatives Index - Investment Grade	HSFOCO CAL14	2014 High Sulfur Fuel Oil-Brent Spread Calendar Swap	SPGCENP	S&P GSCI Energy Official Close
CPI	Consumer Price Index	JETNWE CAL14	2014 Calendar NWE CIF Jet Fuel	SPGCGCP	S&P GSCI Gold Official Close Index ER
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JETNWECO	NWE CIF Jet Fuel Crack Spread	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	JMABNIC0	JPMorgan Nic 0 Custom Index	SPGSSIP	S&P GSCI Silver Index Excess Return
CSMFHGER	CS Multi-Asset Futures Copper High Grade Excess Return	JMABNICP	JPMorgan Nic P Custom Index	TRNGLU	FTSE EPRA/NAREIT Developed Index Net TRI USD
CSMFHGER	CS Multi-Asset Futures Copper High Grade Excess Return	LLSBRT 1H15	1st Half 2015 LLS-Brent Spread Calendar Swap	UKRPI	United Kingdom Retail Price Index
CSMFPBER	CS Multi-Asset Futures - FO- Lead Standard Excess Return	LLSBRT 2H14	2nd Half 2014 LLS-Brent Spread Calendar Swap	ULSD	Ultra-Low Sulfur Diesel
CSMFZNER	CS Multi-Asset Futures - Zinc High Grade Excess Return	LLSBRT 2H15	2nd Half 2015 LLS-Brent Spread Calendar Swap	ULSDNWE CAL14	2014 Calendar Ultra-Low Sulfur Diesel NWE
CUAC 1Q15	1st Quarter of 2015 Corn-Ethanol Spread Calendar Swap

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
BBR	Bank Bill Rate	MSCI	Morgan Stanley Capital International	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	NCUA	National Credit Union Administration	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust	YOY	Year-Over-Year

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	123

Approval of Investment Advisory Contract

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2015; and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

124	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO Low Volatility RAFI®-PLUS suite, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; its efforts

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	125

Approval of Investment Advisory Contract (Cont.)

to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014. The Board noted that, as of May 31, 2014, the Institutional Class of 61%, 67% and 80% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2014. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fees for the PIMCO Emerging Markets Bond Fund effective October 1, 2014, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

126	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in supervisory and administrative fees for PIMCO Emerging Markets Bond Fund effective October 1, 2014. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 47 out of 60 comparisons. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	127

Approval of Investment Advisory Contract (Cont.)

few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time (including the proposed reductions for certain classes of PIMCO Emerging Markets Bond Fund to be effective October 1, 2014), had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of

128	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	129

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4006SAR_093014

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Money Market Fund

PIMCO Short Asset Investment Fund

PIMCO Short-Term Fund

Share Classes

■	Institutional
■	M
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		12
Benchmark Descriptions		14
Financial Highlights		16
Statements of Assets and Liabilities		24
Statements of Operations		26
Statements of Changes in Net Assets		28
Notes to Financial Statements		75
Glossary		95
Approval of Investment Advisory Contract		96

Fund	Fund Summary	Schedule of Investments

PIMCO Government Money Market Fund	6	30
PIMCO Low Duration Fund II	7	32
PIMCO Low Duration Fund III	8	39
PIMCO Money Market Fund	9	50
PIMCO Short Asset Investment Fund	10	52
PIMCO Short-Term Fund	11	58

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report covering the six-month reporting period ended September 30, 2014, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark ten-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen

2	PIMCO SHORT DURATION STRATEGY FUNDS

earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, call risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or

4	PIMCO SHORT DURATION STRATEGY FUNDS

sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. (These charges do not apply to the PIMCO Government Money Market Fund or PIMCO Money Market Fund.) The Cumulative Returns Chart reflects only Institutional Class performance (or Class M in the case of the PIMCO Government Money Market Fund). Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class (or Class M) performance due to the lower expenses paid by Institutional Class (or Class M) shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund (or Class M) commenced operations. The minimum initial investment amount for Institutional Class, Class M, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class M	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Government Money Market Fund	01/27/09	—	01/27/09	05/14/09	—	—	05/14/09	—	05/14/09	—
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	12/31/09	02/02/98	—	—	—	—	—
PIMCO Low Duration Fund III	12/31/96	12/31/96	—	11/19/10	03/19/99	—	—	—	—	—
PIMCO Money Market Fund	03/01/91	03/01/91	—	—	01/25/95	—	01/13/97	01/13/97	01/13/97	—
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	—	05/31/12	05/31/12	05/31/12	05/31/12	—	—	—
PIMCO Short-Term Fund	10/07/87	10/07/87	—	04/30/08	02/01/96	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund). The prior Institutional Class (or Class M) performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

PIMCO Government Money Market Fund

Class M - PGFXX	Class A - AMAXX
Class P - PGPXX	Class C - AMGXX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Treasury Repurchase Agreements	80.0%
Government Agency Repurchase Agreements	10.0%
Short-Term Notes	10.0%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Class M	0.00%	0.00%	0.00%	0.01%	0.04%	0.07%
PIMCO Government Money Market Fund Class P	0.00%	0.01%	0.00%	0.01%	0.03%	0.05%
PIMCO Government Money Market Fund Class A	0.00%	0.00%	0.00%	0.01%	0.03%	0.04%
PIMCO Government Money Market Fund Class C	0.01%	0.01%	0.00%	0.01%	0.03%	0.04%
Citi 3-Month Treasury Bill Index	—	—	0.02%	0.04%	0.08%	0.09%	**
Lipper Institutional U.S. Government Money Markets Funds Average	—	—	0.01%	0.01%	0.02%	0.03%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.18% for Class M shares, 0.28% for Class P shares, 0.33% for Class A shares, and 0.33% for Class C shares.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity decreased over the reporting period to reduce sensitivity to interest rate changes.

»	The Fund increased its exposure to Agency securities as they provide incremental yield above short-dated U.S. Treasuries.

»	The Fund increased its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX
Class P - PDRPX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	33.6%
Short-Term Instruments‡	29.7%
Mortgage-Backed Securities	13.6%
U.S. Government Agencies	12.0%
Asset-Backed Securities	9.9%
Other	1.2%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	0.38%	1.44%	2.44%	3.33%	4.77%
PIMCO Low Duration Fund II Class P	0.32%	1.34%	2.34%	3.23%	4.66%
PIMCO Low Duration Fund II Administrative Class	0.25%	1.18%	2.19%	3.07%	4.51%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.31%	0.50%	1.03%	2.52%	4.23%
Lipper Short Investment Grade Debt Funds Average	0.36%	1.22%	2.25%	2.71%	4.37%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»

An overweight to U.S. duration (or sensitivity to changes in market interest rates) provided positive carry (or incremental income) and roll-down as the yield curve steepened during the reporting period.

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to performance by providing positive income for the portfolio as prices of these securities generally rose modestly during the reporting period.

»	Security selection in investment grade corporates, especially in financials, benefited performance as prices of these securities generally rose over the reporting period.

»	Select exposure to non-Agency mortgage-backed securities (“MBS”) contributed to performance as the sector provided positive incremental income during the reporting period.

»

Security selection in commercial mortgage-backed securities (“CMBS”) and positive income from CMBS positions contributed to performance as prices of these securities generally rose during the reporting period.

»	Exposure to the two-year portion of the U.S. yield curve detracted from performance as two-year yields increased during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO Low Duration Fund III

Institutional Class - PLDIX	Administrative Class - PDRAX
Class P - PLUPX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	39.7%
Short-Term Instruments‡	22.0%
Sovereign Issues	13.9%
Mortgage-Backed Securities	8.5%
Asset-Backed Securities	7.5%
U.S. Government Agencies	5.7%
Other	2.7%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration Fund III Institutional Class	0.56%	1.76%	3.21%	3.71%	4.57%
PIMCO Low Duration Fund III Class P	0.51%	1.66%	3.11%	3.61%	4.46%
PIMCO Low Duration Fund III Administrative Class	0.43%	1.50%	2.96%	3.45%	4.31%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.31%	0.50%	1.03%	2.52%	3.74%
Lipper Short Investment Grade Debt Funds Average	0.36%	1.22%	2.25%	2.71%	3.77%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s longer-maturity short U.S. duration positioning (or sensitivity to changes in market interest rates) detracted from performance as longer-term U.S. Treasury yields declined during the reporting period.

»	Security selection in investment grade corporate securities, especially in financials, contributed to performance as prices of these securities generally rose during the reporting period.

»	Select exposure to non-Agency mortgage-backed securities benefited performance as the securities provided positive income and prices of these securities generally rose during the reporting period.

»	Modest exposure to high yield securities contributed to performance due to positive income and spread compression in the sector during the reporting period.

»	Exposure to Italian and Spanish duration contributed to performance as yields in both countries declined during the reporting period.

»	Short exposure to the euro and the Japanese yen contributed to performance as both currencies depreciated versus the U.S. dollar during the reporting period.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Money Market Fund

Institutional Class - PMIXX	Class B - PYCXX
Administrative Class - PMAXX	Class C - PKCXX
Class A - PYAXX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Treasury Repurchase Agreements	87.3%
Short-Term Notes	8.6%
Government Agency Repurchase Agreements	4.1%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/01/91)
PIMCO Money Market Fund Institutional Class	0.00%	0.00%	0.01%	0.01%	0.04%	1.57%	2.98%
PIMCO Money Market Fund Administrative Class	0.01%	0.00%	0.01%	0.01%	0.04%	1.46%	2.79%
PIMCO Money Market Fund Class A	0.01%	0.00%	0.01%	0.01%	0.04%	1.46%	2.77%
PIMCO Money Market Fund Class B	0.01%	0.01%	0.01%	0.01%	0.04%	1.21%	2.50%
PIMCO Money Market Fund Class C	0.01%	0.01%	0.01%	0.01%	0.04%	1.46%	2.78%
Citi 3-Month Treasury Bill Index	—	—	0.02%	0.04%	0.08%	1.51%	2.97%	**
Lipper Institutional Money Market Funds Average	—	—	0.01%	0.02%	0.05%	1.61%	3.08%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 02/28/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.32% for Institutional Class shares, 0.32% for Administrative Class shares, 0.47% for Class A shares, 0.47% for Class B shares, and 0.47% for Class C shares.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Portfolio Insights

»

The PIMCO Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by complying with the quality, maturity and diversification of securities requirements applicable to money market funds.

»	The Fund had a focus on high-quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity decreased over the reporting period in order to reduce the portfolio’s sensitivity to changes in interest rates.

»	The Fund increased its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

»	The Fund increased its exposure to Agency securities as they provided incremental yield above short-dated U.S. Treasuries.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	Class D - PAIUX
Class P - PAIPX	Class A - PAIAX
Administrative Class - PAIQX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	60.2%
Short-Term Instruments‡	12.1%
Asset-Backed Securities	11.0%
U.S. Government Agencies	4.6%
Sovereign Issues	4.5%
Other	7.6%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	0.45%	0.87%	1.29%
PIMCO Short Asset Investment Fund Class P	0.40%	0.77%	1.19%
PIMCO Short Asset Investment Fund Administrative Class	0.32%	0.62%	1.04%
PIMCO Short Asset Investment Fund Class D	0.27%	0.52%	0.95%
PIMCO Short Asset Investment Fund Class A	0.27%	0.52%	0.94%
PIMCO Short Asset Investment Fund Class A (adjusted)	-1.97%	-1.73%	-0.04%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.06%
Lipper Short Investment Grade Debt Funds Average	0.36%	1.22%	1.35%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.35% for Institutional Class shares, 0.45% for Class P shares, 0.60% for Administrative Class shares, 0.70% for Class D shares, and 0.70% for Class A shares.

Portfolio Insights

»

The PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund had a tactical short position to U.S. duration (or sensitivity to changes in market interest rates) at the two-year point of the yield curve, which benefited performance as two-year yields increased during the reporting period.

»	Security selection in investment grade credit and positive income derived from these securities contributed to performance as prices of these securities generally rose during the reporting period.

»	Exposure to government Agency securities benefited performance due to spread tightening and positive carry (or incremental income) over the reporting period.

»	Exposure to Agency mortgage-backed securities benefited performance as prices of these securities generally rose during the reporting period.

10	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Short-Term Fund

Institutional Class - PTSHX	Class A - PSHAX
Class P - PTSPX	Class B - PTSBX
Administrative Class - PSFAX	Class C - PFTCX
Class D - PSHDX	Class R - PTSRX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	62.8%
Short-Term Instruments‡	12.9%
Asset-Backed Securities	7.3%
Mortgage-Backed Securities	6.4%
Sovereign Issues	6.0%
Other	4.6%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	0.80%	1.70%	1.74%	2.80%	4.66%
PIMCO Short-Term Fund Class P	0.75%	1.60%	1.63%	2.70%	4.57%
PIMCO Short-Term Fund Administrative Class	0.67%	1.44%	1.48%	2.54%	4.40%
PIMCO Short-Term Fund Class D	0.67%	1.44%	1.47%	2.51%	4.37%
PIMCO Short-Term Fund Class A	0.67%	1.44%	1.45%	2.48%	4.27%
PIMCO Short-Term Fund Class A (adjusted)	-1.59%	-0.84%	0.99%	2.25%	4.19%
PIMCO Short-Term Fund Class B	0.31%	0.73%	0.74%	1.96%	4.07%
PIMCO Short-Term Fund Class B (adjusted)	-4.69%	-4.27%	0.35%	1.96%	4.07%
PIMCO Short-Term Fund Class C	0.52%	1.14%	1.15%	2.18%	3.96%
PIMCO Short-Term Fund Class C (adjusted)	-0.48%	0.14%	1.15%	2.18%	3.96%
PIMCO Short-Term Fund Class R	0.55%	1.19%	1.20%	2.23%	4.10%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	3.54%	**
Lipper Ultra-Short Obligation Funds Average	0.27%	0.71%	0.97%	2.09%	4.75%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.71% for Class D shares, 0.71% for Class A shares, 1.46% for Class B shares, 1.01% for Class C shares, and 0.96% for Class R shares.

Portfolio Insights

»

The PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

During the last quarter of the reporting period, tactical short exposure to two- and five-year U.S. duration (or sensitivity to changes in market interest rates) benefited performance as two- and five-year interest rates increased during this period.

»	Exposure to investment grade corporate spread duration (or sensitivity to changes in credit spreads) benefited performance due to narrowing corporate spreads during the reporting period.

»	Exposure to non-Agency mortgage-backed securities benefited performance as prices of these securities generally rose during the reporting period.

»	Long exposure to European interest rates benefited performance as they declined during the reporting period.

»	An allocation to high yield credit detracted from performance as high yield credit spreads widened during the reporting period.

»	Short currency positions in the euro and the Japanese yen contributed to performance as these currencies depreciated against the U.S. dollar over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Government Money Market Fund
Class M	$1,000.00	$1,000.00	$0.40	$1,000.00	$1,024.67	$0.41	0.08%
Class P	1,000.00	1,000.00	0.40	1,000.00	1,024.67	0.41	0.08
Class A	1,000.00	1,000.00	0.40	1,000.00	1,024.67	0.41	0.08
Class C	1,000.00	1,000.00	0.40	1,000.00	1,024.67	0.41	0.08
PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,003.80	$2.51	$1,000.00	$1,022.56	$2.54	0.50%
Class P	1,000.00	1,003.20	3.01	1,000.00	1,022.06	3.04	0.60
Administrative Class	1,000.00	1,002.50	3.77	1,000.00	1,021.31	3.80	0.75
PIMCO Low Duration Fund III
Institutional Class	$1,000.00	$1,005.60	$2.51	$1,000.00	$1,022.56	$2.54	0.50%
Class P	1,000.00	1,005.10	3.02	1,000.00	1,022.06	3.04	0.60
Administrative Class	1,000.00	1,004.30	3.77	1,000.00	1,021.31	3.80	0.75
PIMCO Money Market Fund
Institutional Class	$1,000.00	$1,000.10	$0.40	$1,000.00	$1,024.67	$0.41	0.08%
Administrative Class	1,000.00	1,000.10	0.40	1,000.00	1,024.67	0.41	0.08
Class A	1,000.00	1,000.10	0.40	1,000.00	1,024.67	0.41	0.08
Class B	1,000.00	1,000.10	0.40	1,000.00	1,024.67	0.41	0.08
Class C	1,000.00	1,000.10	0.40	1,000.00	1,024.67	0.41	0.08

12	PIMCO SHORT DURATION STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,004.50	$1.36	$1,000.00	$1,023.71	$1.37	0.27%
Class P	1,000.00	1,004.00	1.86	1,000.00	1,023.21	1.88	0.37
Administrative Class	1,000.00	1,003.20	2.61	1,000.00	1,022.46	2.64	0.52
Class D	1,000.00	1,002.70	3.11	1,000.00	1,021.96	3.14	0.62
Class A	1,000.00	1,002.70	3.11	1,000.00	1,021.96	3.14	0.62
PIMCO Short-Term Fund
Institutional Class	$1,000.00	$1,008.00	$2.32	$1,000.00	$1,022.76	$2.33	0.46%
Class P	1,000.00	1,007.50	2.82	1,000.00	1,022.26	2.84	0.56
Administrative Class	1,000.00	1,006.70	3.57	1,000.00	1,021.51	3.60	0.71
Class D	1,000.00	1,006.70	3.57	1,000.00	1,021.51	3.60	0.71
Class A	1,000.00	1,006.70	3.57	1,000.00	1,021.51	3.60	0.71
Class B	1,000.00	1,003.10	7.18	1,000.00	1,017.90	7.23	1.43
Class C	1,000.00	1,005.20	5.08	1,000.00	1,020.00	5.11	1.01
Class R	1,000.00	1,005.50	4.83	1,000.00	1,020.26	4.86	0.96

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

Benchmark Descriptions

Index	Description

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

14	PIMCO SHORT DURATION STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)		Total Income from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Government Money Market Fund
Class M
04/01/2014 - 09/30/2014+	$1.00	$0.00	^	$0.00	^	$0.00	^	$(0.00	)^	$0.00	$(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
Class P
04/01/2014 - 09/30/2014+	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
Class A
04/01/2014 - 09/30/2014+	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
Class C
04/01/2014 - 09/30/2014+	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
05/14/2009 - 03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^

PIMCO Low Duration Fund II
Institutional Class
04/01/2014 - 09/30/2014+	$9.90	$0.05		$(0.01)		$0.04		$(0.07)		$0.00	$(0.07)
03/31/2014	10.02	0.08		(0.06)		0.02		(0.13)		(0.01)	(0.14)
03/31/2013	10.05	0.08		0.26		0.34		(0.19)		(0.18)	(0.37)
03/31/2012	9.97	0.12		0.15		0.27		(0.18)		(0.01)	(0.19)
03/31/2011	10.06	0.17		0.12		0.29		(0.23)		(0.15)	(0.38)
03/31/2010	9.28	0.24		0.82		1.06		(0.28)		0.00	(0.28)
Class P
04/01/2014 - 09/30/2014+	9.90	0.04		(0.01)		0.03		(0.06)		0.00	(0.06)
03/31/2014	10.02	0.09		(0.08)		0.01		(0.12)		(0.01)	(0.13)
03/31/2013	10.05	0.06		0.27		0.33		(0.18)		(0.18)	(0.36)
03/31/2012	9.97	0.11		0.15		0.26		(0.17)		(0.01)	(0.18)
03/31/2011	10.06	0.18		0.10		0.28		(0.22)		(0.15)	(0.37)
12/31/2009 - 03/31/2010	9.97	0.03		0.09		0.12		(0.03)		0.00	(0.03)
Administrative Class
04/01/2014 - 09/30/2014+	9.90	0.03		(0.01)		0.02		(0.05)		0.00	(0.05)
03/31/2014	10.02	0.05		(0.06)		(0.01)		(0.10)		(0.01)	(0.11)
03/31/2013	10.05	0.05		0.26		0.31		(0.16)		(0.18)	(0.34)
03/31/2012	9.97	0.10		0.15		0.25		(0.16)		(0.01)	(0.17)
03/31/2011	10.06	0.15		0.12		0.27		(0.21)		(0.15)	(0.36)
03/31/2010	9.28	0.13		0.91		1.04		(0.26)		0.00	(0.26)

PIMCO Low Duration Fund III
Institutional Class
04/01/2014 - 09/30/2014+	$9.83	$0.04		$0.01		$0.05		$(0.05)		$0.00	$(0.05)
03/31/2014	9.97	0.11		(0.10)		0.01		(0.15)		(0.00)^	(0.15)
03/31/2013	9.91	0.16		0.31		0.47		(0.25)		(0.16)	(0.41)
03/31/2012	9.89	0.16		0.13		0.29		(0.20)		(0.07)	(0.27)
03/31/2011	9.74	0.17		0.26		0.43		(0.19)		(0.09)	(0.28)
03/31/2010	8.73	0.25		1.04		1.29		(0.28)		0.00	(0.28)

Please see footnotes on page 22.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$1.00	0.00	%†	$304,943	0.08	%*	0.18	%*	0.08	%*	0.18	%*	0.01	%*	N/A
1.00	0.01		304,191	0.09		0.18		0.09		0.18		0.01		N/A
1.00	0.05		441,479	0.17		0.18		0.17		0.18		0.03		N/A
1.00	0.03		290,969	0.10		0.18		0.10		0.18		0.02		N/A
1.00	0.06		665,082	0.18		0.18		0.18		0.18		0.04		N/A
1.00	0.18		108,048	0.18		0.21		0.17		0.20		0.07		N/A

1.00	0.00	†	1,240	0.08	*	0.28	*	0.08	*	0.28	*	0.01	*	N/A
1.00	0.01		3,657	0.09		0.28		0.09		0.28		0.01		N/A
1.00	0.03		3,575	0.19		0.28		0.19		0.28		0.01		N/A
1.00	0.03		520	0.13		0.28		0.13		0.28		0.02		N/A
1.00	0.04		12	0.20		0.28		0.20		0.28		0.02		N/A
1.00	0.12		10	0.24	*	0.33	*	0.23	*	0.32	*	0.05	*	N/A

1.00	0.00	†	10,547	0.08	*	0.33	*	0.08	*	0.33	*	0.01	*	N/A
1.00	0.01		16,109	0.07	(b)	0.34	(b)	0.07	(b)	0.34	(b)	0.01		N/A
1.00	0.03		7,067	0.19		0.43		0.19		0.43		0.01		N/A
1.00	0.03		6,006	0.10		0.43		0.10		0.43		0.02		N/A
1.00	0.03		2,568	0.20		0.43		0.20		0.43		0.02		N/A
1.00	0.11		200	0.21	*	0.44	*	0.20	*	0.43	*	0.02	*	N/A

1.00	0.00	†	4,756	0.08	*	0.33	*	0.08	*	0.33	*	0.01	*	N/A
1.00	0.01		4,895	0.08	(b)	0.34	(b)	0.08	(b)	0.34	(b)	0.01		N/A
1.00	0.03		1,672	0.19		0.43		0.19		0.43		0.01		N/A
1.00	0.03		1,879	0.10		0.43		0.10		0.43		0.02		N/A
1.00	0.03		1,444	0.20		0.43		0.20		0.43		0.02		N/A
1.00	0.11		342	0.19	*	0.44	*	0.18	*	0.43	*	0.03	*	N/A

$9.87	0.38%		$542,169	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.91	%*	77%
9.90	0.19		630,917	0.50		0.50		0.50		0.50		0.80		355
10.02	3.41		689,767	0.50		0.50		0.50		0.50		0.76		647
10.05	2.74		825,256	0.50		0.50		0.50		0.50		1.19		1,022
9.97	2.96		463,238	0.50		0.50		0.50		0.50		1.68		718
10.06	11.59		518,316	0.50		0.50		0.50		0.50		2.44		598

9.87	0.32		2,112	0.60	*	0.60	*	0.60	*	0.60	*	0.90	*	77
9.90	0.09		16,460	0.60		0.60		0.60		0.60		0.94		355
10.02	3.31		1,134	0.60		0.60		0.60		0.60		0.63		647
10.05	2.64		700	0.60		0.60		0.60		0.60		1.10		1,022
9.97	2.86		817	0.60		0.60		0.60		0.60		1.84		718
10.06	1.18		10	0.60	*	0.60	*	0.60	*	0.60	*	1.10	*	598

9.87	0.25		16,357	0.75	*	0.75	*	0.75	*	0.75	*	0.68	*	77
9.90	(0.06)		26,223	0.75		0.75		0.75		0.75		0.55		355
10.02	3.15		26,875	0.75		0.75		0.75		0.75		0.48		647
10.05	2.49		24,904	0.75		0.75		0.75		0.75		0.95		1,022
9.97	2.70		13,815	0.75		0.75		0.75		0.75		1.45		718
10.06	11.31		13,973	0.75		0.75		0.75		0.75		1.34		598

$9.83	0.56%		$223,261	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.82	%*	81%
9.83	0.13		273,186	0.50		0.50		0.50		0.50		1.10		383
9.97	4.83		252,007	0.50		0.50		0.50		0.50		1.56		515
9.91	2.91		235,959	0.50		0.50		0.50		0.50		1.61		496
9.89	4.48		215,419	0.50		0.50		0.50		0.50		1.68		460
9.74	14.93		195,265	0.51		0.51		0.50		0.50		2.60		555

Please see footnotes on page 22.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)		Total Income from Investment Operations		Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Low Duration Fund III (Cont.)
Class P
04/01/2014 - 09/30/2014+	$9.83	$0.04		$0.01		$0.05		$(0.05)		$0.00	$(0.05)
03/31/2014	9.97	0.10		(0.10)		0.00		(0.14)		(0.00)^	(0.14)
03/31/2013	9.91	0.14		0.32		0.46		(0.24)		(0.16)	(0.40)
03/31/2012	9.89	0.15		0.13		0.28		(0.19)		(0.07)	(0.26)
11/19/2010 - 03/31/2011	10.00	0.06		(0.01)		0.05		(0.07)		(0.09)	(0.16)
Administrative Class
04/01/2014 - 09/30/2014+	9.83	0.03		0.01		0.04		(0.04)		0.00	(0.04)
03/31/2014	9.97	0.08		(0.09)		(0.01)		(0.13)		(0.00)^	(0.13)
03/31/2013	9.91	0.12		0.33		0.45		(0.23)		(0.16)	(0.39)
03/31/2012	9.89	0.14		0.12		0.26		(0.17)		(0.07)	(0.24)
03/31/2011	9.74	0.14		0.27		0.41		(0.17)		(0.09)	(0.26)
03/31/2010	8.73	0.17		1.10		1.27		(0.26)		0.00	(0.26)

PIMCO Money Market Fund
Institutional Class
04/01/2014 - 09/30/2014+	$1.00	$0.00	^	$0.00	^	$0.00	^	$(0.00	)^	$0.00	$(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
Administrative Class
04/01/2014 - 09/30/2014+	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
Class A
04/01/2014 - 09/30/2014+	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
Class B
04/01/2014 - 09/30/2014+	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
Class C
04/01/2014 - 09/30/2014+	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2014	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2013	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2012	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2011	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^
03/31/2010	1.00	0.00	^	0.00	^	0.00	^	(0.00	)^	0.00	(0.00	)^

PIMCO Short Asset Investment Fund
Institutional Class
04/01/2014 - 09/30/2014+	$10.07	$0.03		$0.01		$0.04		$(0.03)		$0.00	$(0.03)
03/31/2014	10.07	0.06		0.02		0.08		(0.07)		(0.01)	(0.08)
05/31/2012 - 03/31/2013	10.00	0.03		0.15		0.18		(0.04)		(0.07)	(0.11)
Class P
04/01/2014 - 09/30/2014+	10.07	0.02		0.02		0.04		(0.03)		0.00	(0.03)
03/31/2014	10.07	0.05		0.02		0.07		(0.06)		(0.01)	(0.07)
05/31/2012 - 03/31/2013	10.00	0.03		0.14		0.17		(0.03)		(0.07)	(0.10)

Please see footnotes on page 22.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.83	0.51%	$21,402	0.60	%*	0.60	%*	0.60	%*	0.60	%*	0.72	%*	81%
9.83	0.03	19,387	0.60		0.60		0.60		0.60		0.99		383
9.97	4.73	11,199	0.60		0.60		0.60		0.60		1.39		515
9.91	2.80	3,232	0.60		0.60		0.60		0.60		1.52		496
9.89	0.53	2,223	0.60	*	0.60	*	0.60	*	0.60	*	1.74	*	460

9.83	0.43	6,771	0.75	*	0.75	*	0.75	*	0.75	*	0.57	*	81
9.83	(0.12)	5,855	0.75		0.75		0.75		0.75		0.82		383
9.97	4.58	2,486	0.75		0.75		0.75		0.75		1.22		515
9.91	2.65	665	0.75		0.75		0.75		0.75		1.38		496
9.89	4.22	296	0.75		0.75		0.75		0.75		1.42		460
9.74	14.64	471	0.76		0.76		0.75		0.75		1.82		555

$1.00	0.01%	$410,127	0.08	%*	0.32	%*	0.08	%*	0.32	%*	0.01	%*	N/A
1.00	0.01	227,395	0.08		0.32		0.08		0.32		0.01		N/A
1.00	0.04	180,079	0.18		0.32		0.18		0.32		0.03		N/A
1.00	0.06	376,987	0.10		0.32		0.10		0.32		0.04		N/A
1.00	0.06	290,401	0.22		0.32		0.22		0.32		0.04		N/A
1.00	0.10	171,696	0.32		0.34		0.32		0.34		0.06		N/A

1.00	0.01	84,266	0.08	*	0.32	*	0.08	*	0.32	*	0.01	*	N/A
1.00	0.01	104,535	0.06	(c)	0.38	(c)	0.06	(c)	0.38	(c)	0.01		N/A
1.00	0.04	179,878	0.18		0.57		0.18		0.57		0.02		N/A
1.00	0.06	182,873	0.09		0.57		0.09		0.57		0.04		N/A
1.00	0.06	28,757	0.22		0.57		0.22		0.57		0.04		N/A
1.00	0.09	38,358	0.32		0.59		0.32		0.59		0.05		N/A

1.00	0.01	205,306	0.08	*	0.47	*	0.08	*	0.47	*	0.01	*	N/A
1.00	0.01	235,292	0.08	(b)	0.49	(b)	0.08	(b)	0.49	(b)	0.01		N/A
1.00	0.04	161,739	0.18		0.57		0.18		0.57		0.02		N/A
1.00	0.06	171,555	0.09		0.57		0.09		0.57		0.04		N/A
1.00	0.06	186,888	0.22		0.57		0.22		0.57		0.05		N/A
1.00	0.09	152,737	0.32		0.59		0.32		0.59		0.05		N/A

1.00	0.01	1,540	0.08	*	0.47	*	0.08	*	0.47	*	0.01	*	N/A
1.00	0.01	3,342	0.13	(d)	0.72	(d)	0.13	(d)	0.72	(d)	0.01		N/A
1.00	0.05	3,378	0.18		1.47		0.18		1.47		0.03		N/A
1.00	0.06	5,860	0.09		1.47		0.09		1.47		0.04		N/A
1.00	0.06	11,929	0.22		1.47		0.22		1.47		0.04		N/A
1.00	0.09	33,102	0.32		1.49		0.32		1.49		0.05		N/A

1.00	0.01	99,500	0.08	*	0.47	*	0.08	*	0.47	*	0.01	*	N/A
1.00	0.01	113,891	0.07	(b)	0.48	(b)	0.07	(b)	0.48	(b)	0.01		N/A
1.00	0.04	58,387	0.18		0.57		0.18		0.57		0.03		N/A
1.00	0.06	79,279	0.09		0.57		0.09		0.57		0.04		N/A
1.00	0.06	95,215	0.22		0.57		0.22		0.57		0.05		N/A
1.00	0.09	62,857	0.32		0.59		0.32		0.59		0.05		N/A

$10.08	0.45%	$173,095	0.27	%*	0.37	%*	0.25	%*	0.35	%*	0.59	%*	951%
10.07	0.78	151,103	0.25		0.35		0.24		0.34		0.64		882
10.07	1.79	54,848	0.28	*	0.93	*	0.24	*	0.89	*	0.39	*	5,301

10.08	0.40	1,298	0.37	*	0.47	*	0.35	*	0.45	*	0.49	*	951
10.07	0.68	1,949	0.35		0.45		0.34		0.44		0.52		882
10.07	1.70	78	0.38	*	0.66	*	0.34	*	0.62	*	0.37	*	5,301

Please see footnotes on page 22.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short Asset Investment Fund (Cont.)
Administrative Class
04/01/2014 - 09/30/2014+	$10.07	$0.02		$0.01	$0.03	$(0.02)	$0.00	$(0.02)
03/31/2014	10.07	0.04		0.01	0.05	(0.04)	(0.01)	(0.05)
05/31/2012 - 03/31/2013	10.00	0.02		0.14	0.16	(0.02)	(0.07)	(0.09)
Class D
04/01/2014 - 09/30/2014+	10.07	0.01		0.02	0.03	(0.02)	0.00	(0.02)
03/31/2014	10.07	0.03		0.01	0.04	(0.03)	(0.01)	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15	(0.01)	(0.07)	(0.08)
Class A
04/01/2014 - 09/30/2014+	10.07	0.01		0.02	0.03	(0.02)	0.00	(0.02)
03/31/2014	10.07	0.03		0.01	0.04	(0.03)	(0.01)	(0.04)
05/31/2012 - 03/31/2013	10.00	0.01		0.14	0.15	(0.01)	(0.07)	(0.08)

PIMCO Short-Term Fund
Institutional Class
04/01/2014 - 09/30/2014+	$9.88	$0.04		$0.04	$0.08	$(0.05)	$0.00	$(0.05)
03/31/2014	9.89	0.11		(0.01)	0.10	(0.10)	(0.01)	(0.11)
03/31/2013	9.80	0.10		0.12	0.22	(0.10)	(0.03)	(0.13)
03/31/2012	9.89	0.12		0.01	0.13	(0.13)	(0.09)	(0.22)
03/31/2011	9.87	0.10		0.07	0.17	(0.10)	(0.05)	(0.15)
03/31/2010	9.39	0.16		0.53	0.69	(0.18)	(0.03)	(0.21)
Class P
04/01/2014 - 09/30/2014+	9.88	0.04		0.03	0.07	(0.04)	0.00	(0.04)
03/31/2014	9.89	0.10		(0.01)	0.09	(0.09)	(0.01)	(0.10)
03/31/2013	9.80	0.09		0.12	0.21	(0.09)	(0.03)	(0.12)
03/31/2012	9.89	0.11		0.01	0.12	(0.12)	(0.09)	(0.21)
03/31/2011	9.87	0.09		0.07	0.16	(0.09)	(0.05)	(0.14)
03/31/2010	9.39	0.13		0.55	0.68	(0.17)	(0.03)	(0.20)
Administrative Class
04/01/2014 - 09/30/2014+	9.88	0.03		0.04	0.07	(0.04)	0.00	(0.04)
03/31/2014	9.89	0.08		0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.08		0.07	0.15	(0.08)	(0.05)	(0.13)
03/31/2010	9.39	0.15		0.51	0.66	(0.15)	(0.03)	(0.18)
Class D
04/01/2014 - 09/30/2014+	9.88	0.03		0.04	0.07	(0.04)	0.00	(0.04)
03/31/2014	9.89	0.08		0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)	(0.12)
03/31/2010	9.39	0.13		0.53	0.66	(0.15)	(0.03)	(0.18)
Class A
04/01/2014 - 09/30/2014+	9.88	0.03		0.04	0.07	(0.04)	0.00	(0.04)
03/31/2014	9.89	0.08		0.00	0.08	(0.08)	(0.01)	(0.09)
03/31/2013	9.80	0.08		0.12	0.20	(0.08)	(0.03)	(0.11)
03/31/2012	9.89	0.10		0.00	0.10	(0.10)	(0.09)	(0.19)
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)	(0.12)
03/31/2010	9.39	0.12		0.53	0.65	(0.14)	(0.03)	(0.17)
Class B
04/01/2014 - 09/30/2014+	9.88	(0.01)		0.04	0.03	(0.00)^	0.00	(0.00)^
03/31/2014	9.89	0.01		0.00	0.01	(0.01)	(0.01)	(0.02)
03/31/2013	9.80	0.01		0.12	0.13	(0.01)	(0.03)	(0.04)
03/31/2012	9.89	0.02		0.01	0.03	(0.03)	(0.09)	(0.12)
03/31/2011	9.87	0.00	^	0.07	0.07	(0.00)^	(0.05)	(0.05)
03/31/2010	9.39	0.08		0.50	0.58	(0.07)	(0.03)	(0.10)

Please see footnotes on page 22.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.08	0.32%	$223	0.52	%*	0.62	%*	0.50	%*	0.60	%*	0.37	%*	951%
10.07	0.53	1,109	0.50		0.60		0.49		0.59		0.38		882
10.07	1.58	44	0.53	*	0.75	*	0.49	*	0.71	*	0.23	*	5,301

10.08	0.27	11,591	0.62	*	0.72	*	0.60	*	0.70	*	0.24	*	951
10.07	0.43	8,853	0.60		0.70		0.59		0.69		0.30		882
10.07	1.51	5,217	0.63	*	1.15	*	0.59	*	1.11	*	0.12	*	5,301

10.08	0.27	6,308	0.62	*	0.72	*	0.60	*	0.70	*	0.23	*	951
10.07	0.43	5,359	0.60		0.70		0.59		0.69		0.28		882
10.07	1.51	211	0.63	*	0.90	*	0.59	*	0.86	*	0.07	*	5,301

$9.91	0.80%	$10,400,585	0.46	%*	0.46	%*	0.45	%*	0.45	%*	0.83	%*	103%
9.88	1.00	10,141,064	0.46		0.46		0.45		0.45		1.07		252
9.89	2.27	7,101,022	0.46		0.46		0.45		0.45		1.05		180
9.80	1.28	5,669,635	0.46		0.46		0.45		0.45		1.24		307
9.89	1.77	6,500,992	0.45		0.45		0.45		0.45		1.03		182
9.87	7.31	5,643,399	0.45		0.45		0.45		0.45		1.61		446

9.91	0.75	572,044	0.56	*	0.56	*	0.55	*	0.55	*	0.72	*	103
9.88	0.90	520,949	0.56		0.56		0.55		0.55		0.97		252
9.89	2.17	393,917	0.56		0.56		0.55		0.55		0.96		180
9.80	1.18	506,161	0.56		0.56		0.55		0.55		1.13		307
9.89	1.67	289,593	0.55		0.55		0.55		0.55		0.93		182
9.87	7.21	263,898	0.55		0.55		0.55		0.55		1.29		446

9.91	0.67	1,908,676	0.71	*	0.71	*	0.70	*	0.70	*	0.58	*	103
9.88	0.75	1,889,250	0.71		0.71		0.70		0.70		0.82		252
9.89	2.02	2,771,619	0.71		0.71		0.70		0.70		0.80		180
9.80	1.03	2,911,630	0.71		0.71		0.70		0.70		0.99		307
9.89	1.52	2,589,004	0.70		0.70		0.70		0.70		0.78		182
9.87	7.05	2,813,466	0.70		0.70		0.70		0.70		1.52		446

9.91	0.67	514,518	0.71	*	0.71	*	0.70	*	0.70	*	0.58	*	103
9.88	0.75	531,673	0.71		0.71		0.70		0.70		0.82		252
9.89	2.02	467,348	0.71		0.71		0.70		0.70		0.80		180
9.80	1.02	411,209	0.72	(e)	0.72	(e)	0.71	(e)	0.71	(e)	0.99		307
9.89	1.47	513,448	0.75		0.75		0.75		0.75		0.73		182
9.87	7.00	532,652	0.75		0.75		0.75		0.75		1.29		446

9.91	0.67	821,987	0.71	*	0.71	*	0.70	*	0.70	*	0.58	*	103
9.88	0.75	988,553	0.71		0.71		0.70		0.70		0.83		252
9.89	2.02	1,191,580	0.71		0.71		0.70		0.70		0.81		180
9.80	1.02	1,035,520	0.72	(e)	0.72	(e)	0.71	(e)	0.71	(e)	0.98		307
9.89	1.42	1,322,742	0.80		0.80		0.80		0.80		0.68		182
9.87	6.94	1,560,419	0.80		0.80		0.80		0.80		1.19		446

9.91	0.31	374	1.43	*	1.46	*	1.42	*	1.45	*	(0.13	)*	103
9.88	0.04	641	1.42		1.46		1.41		1.45		0.12		252
9.89	1.28	767	1.44		1.46		1.43		1.45		0.07		180
9.80	0.27	1,083	1.47	(e)	1.47	(e)	1.46	(e)	1.46	(e)	0.24		307
9.89	0.77	2,698	1.43		1.55		1.43		1.55		0.04		182
9.87	6.17	4,977	1.53		1.55		1.53		1.55		0.86		446

Please see footnotes on page 22.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Short-Term Fund (Cont.)
Class C
04/01/2014 - 09/30/2014+	$9.88	$0.01	$0.04	$0.05	$(0.02)	$0.00	$(0.02)
03/31/2014	9.89	0.05	0.00	0.05	(0.05)	(0.01)	(0.06)
03/31/2013	9.80	0.05	0.12	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07	0.00	0.07	(0.07)	(0.09)	(0.16)
03/31/2011	9.87	0.04	0.07	0.11	(0.04)	(0.05)	(0.09)
03/31/2010	9.39	0.10	0.52	0.62	(0.11)	(0.03)	(0.14)
Class R
04/01/2014 - 09/30/2014+	9.88	0.02	0.03	0.05	(0.02)	0.00	(0.02)
03/31/2014	9.89	0.06	(0.01)	0.05	(0.05)	(0.01)	(0.06)
03/31/2013	9.80	0.06	0.11	0.17	(0.05)	(0.03)	(0.08)
03/31/2012	9.89	0.07	0.01	0.08	(0.08)	(0.09)	(0.17)
03/31/2011	9.87	0.04	0.07	0.11	(0.04)	(0.05)	(0.09)
03/31/2010	9.39	0.10	0.53	0.63	(0.12)	(0.03)	(0.15)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount rounding to less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.10% to 0.00%.
(c)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.25% to 0.00%.
(d)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 1.00% to 0.00%.
(e)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(f)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.20%.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.91	0.52%	$230,936	1.01	%*	1.01	%*	1.00	%*	1.00	%*	0.28	%*	103%
9.88	0.45	258,462	1.01		1.01		1.00		1.00		0.52		252
9.89	1.71	196,056	1.01		1.01		1.00		1.00		0.50		180
9.80	0.72	220,406	1.02	(e)	1.02	(e)	1.01	(e)	1.01	(e)	0.68		307
9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38		182
9.87	6.62	298,079	1.10		1.10		1.10		1.10		1.00		446

9.91	0.55	74,189	0.96	*	0.96	*	0.95	*	0.95	*	0.33	*	103
9.88	0.50	59,154	0.96		0.96		0.95		0.95		0.57		252
9.89	1.77	24,513	0.96		0.96		0.95		0.95		0.57		180
9.80	0.77	8,753	0.97	(f)	0.97	(f)	0.96	(f)	0.96	(f)	0.73		307
9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44		182
9.87	6.67	7,689	1.05		1.05		1.05		1.05		1.02		446

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

Assets:
Investments, at value
Investments in securities*	$320,413	$377,687	$216,652	$792,880	$214,724	$14,691,477
Investments in Affiliates	0	145,331	36,760	0	3,118	139,445
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	2	115	0	7	1,383
Over the counter	0	2,102	4,142	0	0	109,579
Cash	0	0	0	0	195	8,495
Deposits with counterparty	0	1,900	2,173	0	205	1,100
Foreign currency, at value	0	0	213	0	0	0
Receivable for investments sold	0	44,473	4,178	0	42,814	640,806
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	498,821
Receivable for Fund shares sold	1,110	221	177	12,103	2,521	28,471
Interest and dividends receivable	3	2,006	1,375	8	984	76,423
Dividends receivable from Affiliates	0	43	22	0	1	122
Other assets	0	0	0	0	0	2
	321,526	573,765	265,807	804,991	264,569	16,196,124

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$25,894	$5,194
Payable for sale-buyback transactions	0	0	0	0	702	244,418
Payable for short sales	0	4,506	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	51	42	0	0	1,215
Over the counter	0	393	1,382	0	13	38,917
Payable for investments purchased	0	0	1,934	0	44,159	1,189,836
Payable for investments in Affiliates purchased	0	43	22	0	1	122
Deposits from counterparty	0	2,670	2,015	0	0	81,570
Payable for Fund shares redeemed	21	5,127	8,730	4,203	1,230	104,465
Dividends payable	0	92	23	1	10	609
Overdraft due to custodian	2	0	100	10	0	287
Accrued investment advisory fees	16	121	61	35	15	2,956
Accrued supervisory and administrative fees	1	121	63	3	22	2,411
Accrued distribution fees	0	3	1	0	2	551
Accrued servicing fees	0	0	0	0	1	225
Reimbursement to PIMCO	0	0	0	0	5	0
Other liabilities	0	0	0	0	0	39
	40	13,127	14,373	4,252	72,054	1,672,815

Net Assets	$321,486	$560,638	$251,434	$800,739	$192,515	$14,523,309

Net Assets Consist of:
Paid in capital	$321,410	$564,412	$251,572	$800,570	$192,149	$14,426,692
(Overdistributed) net investment income	(11)	(549)	(665)	(17)	(68)	(44,812)
Accumulated undistributed net realized gain (loss)	87	(6,504)	561	186	411	137,165
Net unrealized appreciation (depreciation)	0	3,279	(34)	0	23	4,264
	$321,486	$560,638	$251,434	$800,739	$192,515	$14,523,309

Cost of Investments in Securities	$320,413	$375,438	$217,937	$792,880	$214,719	$14,722,689
Cost of Investments in Affiliates	$0	$145,344	$36,761	$0	$3,118	$139,446
Cost of Foreign Currency Held	$0	$0	$213	$0	$0	$0
Proceeds Received on Short Sales	$0	$4,493	$0	$0	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$0	$1,090	$139	$0	$(11)	$34,164

* Includes repurchase agreements of:	$288,448	$5,609	$484	$724,849	$0	$249,375

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(Amount in thousands, except per share amounts)	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

Net Assets:
Institutional Class	$	NA	$542,169	$223,261	$410,127	$173,095	$10,400,585
Class M		304,943	NA	NA	NA	NA	NA
Class P		1,240	2,112	21,402	NA	1,298	572,044
Administrative Class		NA	16,357	6,771	84,266	223	1,908,676
Class D		NA	NA	NA	NA	11,591	514,518
Class A		10,547	NA	NA	205,306	6,308	821,987
Class B		NA	NA	NA	1,540	NA	374
Class C		4,756	NA	NA	99,500	NA	230,936
Class R		NA	NA	NA	NA	NA	74,189

Shares Issued and Outstanding:
Institutional Class		NA	54,927	22,722	410,049	17,164	1,049,366
Class M		304,872	NA	NA	NA	NA	NA
Class P		1,239	214	2,178	NA	129	57,716
Administrative Class		NA	1,657	690	84,251	22	192,576
Class D		NA	NA	NA	NA	1,149	51,912
Class A		10,545	NA	NA	205,273	626	82,934
Class B		NA	NA	NA	1,540	NA	38
Class C		4,755	NA	NA	99,484	NA	23,300
Class R		NA	NA	NA	NA	NA	7,485

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$	NA	$9.87	$9.83	$1.00	$10.08	$9.91
Class M		1.00	NA	NA	NA	NA	NA
Class P		1.00	9.87	9.83	NA	10.08	9.91
Administrative Class		NA	9.87	9.83	1.00	10.08	9.91
Class D		NA	NA	NA	NA	10.08	9.91
Class A		1.00	NA	NA	1.00	10.08	9.91
Class B		NA	NA	NA	1.00	NA	9.91
Class C		1.00	NA	NA	1.00	NA	9.91
Class R		NA	NA	NA	NA	NA	9.91

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration Fund III

Investment Income:
Interest, net of foreign taxes*	$133	$4,359	$1,892
Dividends from Investments in Affiliates	0	238	115
Total Income	133	4,597	2,007

Expenses:
Investment advisory fees	183	816	381
Supervisory and administrative fees	103	821	391
Distribution and/or servicing fees - Administrative Class	0	28	8
Distribution and/or servicing fees - Class D	0	0	0
Distribution fees - Class B	0	0	0
Distribution fees - Class C	0	0	0
Distribution fees - Class R	0	0	0
Servicing fees - Class A	0	0	0
Servicing fees - Class B	0	0	0
Servicing fees - Class C	0	0	0
Servicing fees - Class R	0	0	0
Trustee fees	0	0	0
Interest expense	0	1	0
Miscellaneous expense	8	0	0
Total Expenses	294	1,666	780
Waiver and/or Reimbursement by PIMCO	(169)	0	0
Net Expenses	125	1,666	780

Net Investment Income	8	2,931	1,227

Net Realized Gain (Loss):
Investments in securities	46	173	181
Investments in Affiliates	0	12	5
Exchange-traded or centrally cleared financial derivative instruments	0	1,804	261
Over the counter financial derivative instruments	0	1,360	1,873
Short sales	0	0	0
Foreign currency	0	0	18
Net Realized Gain	46	3,349	2,338

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	0	(1,264)	(3,907)
Investments in Affiliates	0	(21)	(7)
Exchange-traded or centrally cleared financial derivative instruments	0	(1,597)	(948)
Over the counter financial derivative instruments	0	(677)	2,860
Foreign currency assets and liabilities	0	0	(40)
Net Change in Unrealized Appreciation (Depreciation)	0	(3,559)	(2,042)
Net Gain (Loss)	46	(210)	296

Net Increase in Net Assets Resulting from Operations	$54	$2,721	$1,523

* Foreign tax withholdings	$0	$0	$0

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Money Market Fund	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund

$289	$830	$93,196
0	5	492
289	835	93,688

398	195	18,250
894	144	14,875
0	1	2,398
0	9	652
0	0	2
0	0	366
0	0	85
0	8	1,145
0	0	1
0	0	305
0	0	85
0	0	8
3	21	451
16	5	0
1,311	383	38,623
(1,039)	(98)	0
272	285	38,623

17	550	55,065

76	361	35,577
0	(3)	83
0	(14)	18,356
0	2	51,467
0	0	(230)
0	0	182
76	346	105,435

0	48	(87,412)
0	0	(6)
0	20	4,560
0	(2)	38,727
0	0	(587)
0	66	(44,718)
76	412	60,717

$93	$962	$115,782

$0	$0	$23

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration Fund III

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8	$20	$2,931	$5,517	$1,227	$3,051
Net realized gain (loss)	46	50	3,349	(4,685)	2,338	(1,057)
Net change in unrealized appreciation (depreciation)	0	0	(3,559)	(393)	(2,042)	(1,541)
Net increase resulting from operations	54	70	2,721	439	1,523	453

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(4,208)	(8,759)	(1,539)	(3,960)
Class M	(12)	(33)	0	0	0	0
Class P	(0)^	(0)^	(57)	(62)	(107)	(212)
Administrative Class	0	0	(123)	(286)	(28)	(53)
Class D	0	0	0	0	0	0
Class A	(0)^	(2)	0	0	0	0
Class B	0	0	0	0	0	0
Class C	(0)^	(1)	0	0	0	0
Class R	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	(548)	0	(41)
Class M	0	0	0	0	0	0
Class P	0	0	0	(8)	0	(2)
Administrative Class	0	0	0	(23)	0	(1)
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions	(12)	(36)	(4,388)	(9,686)	(1,674)	(4,269)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(7,408)	(124,975)	(111,295)	(34,929)	(46,843)	36,552

Total Increase (Decrease) in Net Assets	(7,366)	(124,941)	(112,962)	(44,176)	(46,994)	32,736

Net Assets:
Beginning of period	328,852	453,793	673,600	717,776	298,428	265,692
End of period*	$321,486	$328,852	$560,638	$673,600	$251,434	$298,428

* Including undistributed (overdistributed) net investment income of:	$(11)	$(7)	$(549)	$908	$(665)	$(218)

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Money Market Fund		PIMCO Short Asset Investment Fund		PIMCO Short-Term Fund

Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

$17	$39	$550	$764	$55,065	$133,705
76	125	346	255	105,435	26,802
0	0	66	(51)	(44,718)	(27,089)
93	164	962	968	115,782	133,418

(13)	(20)	(617)	(741)	(50,845)	(89,953)
0	0	0	0	0	0
0	0	(5)	(13)	(2,429)	(4,287)
(5)	(9)	(2)	(2)	(6,996)	(19,883)
0	0	(13)	(36)	(1,902)	(4,030)
(11)	(20)	(10)	(13)	(3,341)	(9,005)
(0)^	(0)^	0	0	(0)^	(1)
(5)	(11)	0	0	(524)	(1,201)
0	0	0	0	(164)	(233)

0	0	0	(113)	0	(6,270)
0	0	0	0	0	0
0	0	0	(5)	0	(296)
0	0	0	(1)	0	(1,650)
0	0	0	(10)	0	(348)
0	0	0	(5)	0	(725)
0	0	0	0	0	(1)
0	0	0	0	0	(174)
0	0	0	0	0	(32)

(34)	(60)	(647)	(939)	(66,201)	(138,089)

116,225	100,890	23,827	107,946	83,982	2,247,595

116,284	100,994	24,142	107,975	133,563	2,242,924

684,455	583,461	168,373	60,398	14,389,746	12,146,822
$800,739	$684,455	$192,515	$168,373	$14,523,309	$14,389,746

$(17)	$0	$(68)	$29	$(44,812)	$(33,676)

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Schedule of Investments PIMCO Government Money Market Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

SHORT-TERM INSTRUMENTS 99.7%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 10.0%
		$32,000

TREASURY REPURCHASE AGREEMENTS (a) 79.8%
		256,448

SHORT-TERM NOTES 9.9%
Federal Home Loan Bank
0.190% due 09/29/2015	$7,640	7,638
0.200% due 09/10/2015	24,330	24,327

		31,965

Total Short-Term Instruments (Cost $320,413)		320,413

Total Investments in Securities (Cost $320,413)		320,413

Total Investments 99.7% (Cost $320,413)		$320,413

Other Assets and Liabilities, net 0.3%		1,073

Net Assets 100.0%		$321,486

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
BPG	0.000%	09/30/2014	10/01/2014	$12,200	Freddie Mac 3.500% due 08/01/2044	$(12,652)	$12,200	$12,200
GSC	0.000%	09/30/2014	10/01/2014	19,800	Freddie Mac 3.500% due 09/01/2042	(20,373)	19,800	19,800

Treasury Repurchase Agreements
BOM	0.000%	09/30/2014	10/01/2014	32,000	U.S. Treasury Notes 2.125% due 11/30/2014	(32,663)	32,000	32,000
BOS	0.000%	09/30/2014	10/01/2014	5,300	U.S. Treasury Notes 2.125% due 09/30/2021	(5,401)	5,300	5,300
BPG	0.000%	09/30/2014	10/01/2014	19,800	U.S. Treasury Notes 1.000% due 11/30/2019	(20,204)	19,800	19,800
FOB	0.000%	09/30/2014	10/01/2014	1,600	U.S. Treasury Notes 2.250% due 01/31/2015	(1,634)	1,600	1,600
IND	0.000%	09/30/2014	10/01/2014	30,000	U.S. Treasury Notes 2.625% due 11/15/2020	(30,612)	30,000	30,000
MBC	0.000%	09/30/2014	10/01/2014	32,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(32,893)	32,000	32,000
MSC	0.000%	09/30/2014	10/01/2014	16,000	U.S. Treasury Bonds 2.875% due 05/15/2043	(16,286)	16,000	16,000
NMO	0.000%	09/30/2014	10/01/2014	32,000	U.S. Treasury Bills 0.071% due 08/20/2015	(32,653)	32,000	32,000
RDR	0.000%	09/30/2014	10/01/2014	55,200	U.S. Treasury Inflation Protected Securities 0.125% - 0.625% due 04/15/2017 - 01/15/2024	(32,650)	55,200	55,200
					U.S. Treasury Notes 1.250% due 10/31/2018	(23,670)
SSB	0.000%	09/30/2014	10/01/2014	548	U.S. Treasury Notes 1.500% due 02/28/2019	(562)	548	548
TDM	0.000%	09/30/2014	10/01/2014	32,000	U.S. Treasury Notes 0.375% - 1.875% due 06/30/2015 - 01/15/2016	(32,665)	32,000	32,000

Total Repurchase Agreements						$(294,918)	$288,448	$288,448

(1)	Includes accrued interest.

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOM	$32,000	$0	$0	$0	$32,000	$(32,663)	$(663)
BOS	5,300	0	0	0	5,300	(5,401)	(101)
BPG	32,000	0	0	0	32,000	(32,856)	(856)
FOB	1,600	0	0	0	1,600	(1,634)	(34)
GSC	19,800	0	0	0	19,800	(20,373)	(573)
IND	30,000	0	0	0	30,000	(30,612)	(612)
MBC	32,000	0	0	0	32,000	(32,893)	(893)
MSC	16,000	0	0	0	16,000	(16,286)	(286)
NMO	32,000	0	0	0	32,000	(32,653)	(653)
RDR	55,200	0	0	0	55,200	(56,320)	(1,120)
SSB	548	0	0	0	548	(562)	(14)
TDM	32,000	0	0	0	32,000	(32,665)	(665)

Total Borrowings and Other Financing Transactions	$288,448	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$32,000	$0	$32,000
Treasury Repurchase Agreements	0	256,448	0	256,448
Short-Term Notes	0	31,965	0	31,965
Total Investments	$0	$320,413	$0	$320,413

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Schedule of Investments PIMCO Low Duration Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.4%

CORPORATE BONDS & NOTES 31.4%

BANKING & FINANCE 20.2%
Bank of America Corp.
0.994% due 09/15/2026	$400	$361
4.500% due 04/01/2015	6,000	6,117
5.650% due 05/01/2018	1,300	1,447
6.500% due 08/01/2016	2,400	2,620
6.875% due 04/25/2018	300	346
Bank of America N.A.
0.534% due 06/15/2017	2,500	2,484
0.703% due 11/14/2016	1,100	1,102
Citigroup, Inc.
1.194% due 07/25/2016	2,400	2,426
1.250% due 01/15/2016	1,300	1,306
1.700% due 07/25/2016	2,376	2,401
4.587% due 12/15/2015	6,540	6,833
Goldman Sachs Group, Inc.
3.300% due 05/03/2015	7,300	7,417
HSBC Finance Corp.
0.664% due 06/01/2016	4,530	4,534
5.250% due 04/15/2015	13,200	13,541
John Deere Capital Corp.
0.354% due 06/15/2015	600	601
JPMorgan Chase & Co.
0.855% due 02/26/2016	4,000	4,025
1.283% due 03/20/2015	400	402
3.700% due 01/20/2015	700	707
4.750% due 03/01/2015	8,450	8,603
JPMorgan Chase Bank N.A.
0.564% due 06/13/2016	700	700
6.000% due 10/01/2017	3,500	3,916
MassMutual Global Funding
2.000% due 04/05/2017	6,500	6,603
Metropolitan Life Global Funding
1.300% due 04/10/2017	1,100	1,099
Morgan Stanley
0.714% due 10/15/2015	1,300	1,304
1.514% due 04/25/2018	200	206
5.375% due 10/15/2015	3,100	3,247
MUFG Union Bank N.A.
0.638% due 05/05/2017	1,900	1,906
New York Life Global Funding
0.262% due 10/05/2015	1,200	1,201
0.583% due 05/23/2016	1,900	1,910
Pacific Life Global Funding
4.252% due 02/06/2016	1,350	1,386
Prudential Covered Trust
2.997% due 09/30/2015	1,200	1,225
Toyota Motor Credit Corp.
0.521% due 05/17/2016	6,390	6,416
Wachovia Corp.
0.504% due 06/15/2017	2,200	2,203
0.604% due 10/15/2016	1,600	1,601
Wells Fargo & Co.
0.435% due 10/28/2015	1,000	1,001
0.764% due 07/20/2016	800	805
1.250% due 07/20/2016	8,500	8,553
Wells Fargo Bank N.A.
0.514% due 07/20/2015	800	802

		113,357

INDUSTRIALS 7.2%
AbbVie, Inc.
0.997% due 11/06/2015	2,800	2,821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amgen, Inc.
0.615% due 05/22/2017	$3,900	$3,912
Anheuser-Busch InBev Worldwide, Inc.
2.875% due 02/15/2016	1,495	1,537
4.125% due 01/15/2015	6,230	6,297
BMW U.S. Capital LLC
0.574% due 06/02/2017	6,000	6,010
Daimler Finance North America LLC
0.584% due 03/10/2017	2,700	2,702
0.920% due 08/01/2016	500	505
Medtronic, Inc.
3.000% due 03/15/2015	2,015	2,040
Merck & Co., Inc.
0.700% due 05/18/2016	1,200	1,202
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	400	451
NBCUniversal Enterprise, Inc.
0.771% due 04/15/2016	2,000	2,005
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016	200	200
PepsiCo, Inc.
0.436% due 07/30/2015	6,700	6,709
United Technologies Corp.
0.734% due 06/01/2015	3,700	3,712

		40,103

UTILITIES 4.0%
AT&T, Inc.
0.620% due 02/12/2016	3,000	3,008
0.900% due 02/12/2016	5,239	5,247
2.950% due 05/15/2016	100	103
Consumers Energy Co.
6.700% due 09/15/2019	100	120
Duke Energy Corp.
3.350% due 04/01/2015	565	573
Verizon Communications, Inc.
0.433% due 03/06/2015	4,280	4,283
1.764% due 09/15/2016	4,700	4,821
1.984% due 09/14/2018	200	211
2.500% due 09/15/2016	4,000	4,106

		22,472

Total Corporate Bonds & Notes (Cost $175,059)		175,932

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.9%
California State Public Works Board Revenue Notes, Series 2011
4.029% due 12/01/2016	4,900	5,156

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	1,100	1,099

Total Municipal Bonds & Notes (Cost $6,286)		6,255

U.S. GOVERNMENT AGENCIES 11.2%
Fannie Mae
0.505% due 07/25/2037	474	475
0.605% due 10/25/2030	54	55
0.735% due 06/25/2041	3,343	3,381
0.875% due 06/25/2037	943	957
0.895% due 03/25/2040	1,334	1,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.318% due 07/01/2042	$131	$135
1.368% due 09/01/2041	428	448
1.518% due 08/01/2030	112	115
2.039% due 01/01/2035	128	137
2.233% due 07/01/2035	95	102
2.250% due 01/01/2024	37	37
2.485% due 11/01/2034	705	758
2.615% due 06/01/2035	1,135	1,220
3.058% due 12/01/2034	432	451
4.000% due 01/25/2033	52	54
4.404% due 09/01/2028	74	79
4.500% due 08/01/2018 - 01/01/2036	5,115	5,455
4.987% due 06/01/2015	1,912	1,941
5.000% due 01/01/2030	377	418
5.500% due 01/01/2025 - 04/01/2041	2,795	3,106
5.883% due 12/25/2042	104	116
6.000% due 11/01/2016 - 10/01/2039	4,795	5,426
6.096% due 01/25/2040 (a)	4,864	708
7.000% due 05/01/2029 - 04/01/2035	6,858	7,806
8.000% due 11/25/2023	58	66
9.250% due 10/25/2018	1	1
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	703	725
Freddie Mac
0.000% due 05/15/2037 (b)	2,500	2,315
0.304% due 07/15/2019 - 08/15/2019	285	285
0.554% due 06/15/2018	21	21
0.704% due 07/15/2041	2,338	2,362
0.764% due 07/15/2037	9,866	9,974
0.854% due 08/15/2037	1,295	1,317
0.874% due 05/15/2037	731	746
1.318% due 02/25/2045	410	416
2.000% due 11/15/2026	4,360	4,386
2.287% due 07/01/2035	173	185
2.465% due 07/01/2023	56	56
5.400% due 03/01/2035	76	79
6.000% due 02/01/2016 - 09/01/2016	13	14
6.296% due 04/15/2037 (a)	4,071	630
6.500% due 07/25/2043	760	850
8.500% due 06/01/2025	3	4
Freddie Mac Strips
9.434% due 08/15/2044	1,688	1,887
Ginnie Mae
1.625% due 04/20/2022 - 07/20/2030	870	894
Small Business Administration
4.310% due 04/01/2029	652	702

Total U.S. Government Agencies (Cost $61,813)		62,653

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2019 (f)	203	204

Total U.S. Treasury Obligations (Cost $207)		204

MORTGAGE-BACKED SECURITIES 12.6%
American Home Mortgage Investment Trust
2.069% due 10/25/2034	523	526
2.332% due 02/25/2045	238	241

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.730% due 04/10/2049	$806	$869
Banc of America Funding Trust
2.631% due 05/25/2035	1,314	1,353
BCAP LLC Trust
0.326% due 09/26/2035	220	217
2.464% due 05/26/2036	2,274	2,297
Bear Stearns Adjustable Rate Mortgage Trust
2.164% due 08/25/2035	633	645
2.234% due 04/25/2033	178	179
2.308% due 02/25/2033	5	4
2.528% due 03/25/2035	110	111
2.667% due 02/25/2033	23	22
2.740% due 01/25/2034	136	140
5.457% due 02/25/2036	101	96
Bear Stearns ALT-A Trust
2.555% due 05/25/2035	685	673
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	90	96
Citigroup Commercial Mortgage Trust
6.339% due 12/10/2049	200	221
Citigroup Mortgage Loan Trust, Inc.
0.505% due 05/25/2037	267	264
2.200% due 09/25/2035	182	184
2.280% due 09/25/2035	204	205
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	5,255	5,590
5.481% due 01/15/2046	1,139	1,193
Countrywide Home Loan Mortgage Pass-Through Trust
2.376% due 02/20/2036	720	625
2.469% due 02/20/2035	319	318
2.493% due 11/25/2034	188	179
2.521% due 11/19/2033	73	72
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	1,203	1,287
5.383% due 02/15/2040	164	176
5.857% due 03/15/2039	4,512	4,750
5.999% due 06/15/2038	439	466
6.173% due 02/15/2041	1,000	1,107
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032	47	45
4.834% due 06/25/2032	2	2
Credit Suisse Mortgage Capital Certificates
2.721% due 09/26/2047	683	678
DBRR Trust
0.853% due 02/25/2045	427	427
First Horizon Alternative Mortgage Securities Trust
2.207% due 06/25/2034	402	399
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049	2,140	2,323
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	43	43
5.444% due 03/10/2039	700	755
6.014% due 07/10/2038	552	585
GSR Mortgage Loan Trust
2.216% due 06/25/2034	232	232
2.660% due 09/25/2035	1,320	1,335
HomeBanc Mortgage Trust
0.395% due 07/25/2035	3,439	3,193
Impac CMB Trust
0.505% due 02/25/2036	2,437	2,415
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047	2,372	2,494
5.420% due 01/15/2049	95	102
5.710% due 03/18/2051	750	804
5.794% due 02/12/2051	600	656

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.637% due 04/25/2035	$1,974	$1,996
2.646% due 02/25/2035	14	14
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039	478	511
5.424% due 02/15/2040	690	745
5.641% due 03/15/2039	780	824
MASTR Adjustable Rate Mortgages Trust
2.635% due 11/21/2034	2,082	2,132
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.014% due 08/15/2032	3,302	3,185
Merrill Lynch Mortgage Investors Trust
2.469% due 02/25/2035	453	458
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	400	434
Morgan Stanley Capital Trust
5.596% due 03/12/2044	668	694
Prime Mortgage Trust
0.555% due 02/25/2019	1	1
0.555% due 02/25/2034	70	66
Residential Accredit Loans, Inc. Trust
0.455% due 01/25/2035	4,710	4,581
Structured Asset Mortgage Investments Trust
0.285% due 03/25/2037	503	392
0.403% due 07/19/2035	201	189
0.813% due 09/19/2032	133	131
1.090% due 05/19/2035	2,232	2,171
9.116% due 06/25/2029	126	133
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032	3	3
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035	66	63
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020	527	524
5.765% due 07/15/2045	4,115	4,335
WaMu Mortgage Pass-Through Certificates Trust
0.425% due 07/25/2045	160	152
0.425% due 12/25/2045	192	185
0.445% due 10/25/2045	129	124
0.845% due 01/25/2047	171	162
1.185% due 01/25/2046	838	817
1.315% due 11/25/2042	29	29
1.515% due 06/25/2042	64	62
1.926% due 02/27/2034	334	331
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035	782	787
2.619% due 06/25/2035	4,031	4,078

Total Mortgage-Backed Securities (Cost $70,477)		70,903

ASSET-BACKED SECURITIES 9.2%
Access Group, Inc.
0.464% due 07/25/2022	2,182	2,171
Accredited Mortgage Loan Trust
0.505% due 04/25/2035	5,679	5,645
Ally Auto Receivables Trust
0.680% due 07/17/2017	2,400	2,401
Amortizing Residential Collateral Trust
0.735% due 07/25/2032	43	40
Asset-Backed Securities Corp. Home Equity Loan Trust
0.705% due 09/25/2034	62	62
1.400% due 08/15/2033	726	689
1.804% due 03/15/2032	271	259
Bear Stearns Asset-Backed Securities Trust
1.155% due 10/25/2037	561	528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citibank Omni Master Trust
4.900% due 11/15/2018	$12,000	$12,068
Countrywide Asset-Backed Certificates
0.335% due 09/25/2036	578	565
0.635% due 12/25/2031	99	77
0.685% due 05/25/2035	834	834
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036	22	12
Dell Equipment Finance Trust
0.260% due 08/14/2015	2,357	2,357
Educational Services of America, Inc.
1.305% due 09/25/2040	1,175	1,188
First Franklin Mortgage Loan Trust
0.595% due 04/25/2035	3,698	3,699
0.635% due 05/25/2035	100	93
Fremont Home Loan Trust
0.215% due 01/25/2037	11	5
GSAMP Trust
0.225% due 12/25/2036	75	41
HSI Asset Loan Obligation Trust
0.215% due 12/25/2036	115	54
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034	60	55
Merrill Lynch Mortgage Investors Trust
0.445% due 08/25/2036	200	192
Panhandle-Plains Higher Education Authority, Inc.
1.365% due 10/01/2035	536	545
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.875% due 03/25/2035	500	457
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036 ^	113	42
SLM Private Credit Student Loan Trust
0.414% due 03/15/2024	5,826	5,787
0.424% due 12/15/2023	6,300	6,235
SLM Private Education Loan Trust
0.904% due 10/16/2023	542	544
1.254% due 12/15/2021	286	287
1.254% due 08/15/2023	3,606	3,631
Structured Asset Investment Loan Trust
1.130% due 10/25/2033	424	407
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.735% due 01/25/2033	23	22
Vanderbilt Mortgage Finance
0.806% due 05/07/2026	559	549

Total Asset-Backed Securities (Cost $51,397)		51,541

SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (d) 1.0%
		5,609

SHORT-TERM NOTES 0.8%
AmeriCredit Automobile Receivables Trust
0.230% due 08/10/2015	4,300	4,300

U.S. TREASURY BILLS 0.1%
0.047% due 01/22/2015 (h)	290	290

Total Short-Term Instruments (Cost $10,199)		10,199

Total Investments in Securities (Cost $375,438)		377,687

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 25.9%

SHORT-TERM INSTRUMENTS 25.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.9%
PIMCO Short-Term Floating NAV Portfolio III	14,546,235	$145,331

Total Short-Term Instruments (Cost $145,344)		145,331

Total Investments in Affiliates (Cost $145,344)		145,331

Total Investments 93.3% (Cost $520,782)		$523,018

Financial Derivative Instruments (e)(g) 0.3% (Cost or Premiums, net $1,090)		1,660

Other Assets and Liabilities, net 6.4%		35,960

Net Assets 100.0%		$560,638

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.000%	09/30/2014	10/01/2014	$4,200	U.S. Treasury Bonds 2.875% due 05/15/2043	$(4,275)	$4,200	$4,200
SSB	0.000%	09/30/2014	10/01/2014	1,409	U.S. Treasury Notes 8.125% due 08/15/2021	(1,443)	1,409	1,409

Total Repurchase Agreements						$(5,718)	$5,609	$5,609

(1)	Includes accrued interest.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BPG	Fannie Mae	5.500%	10/01/2044	$ 1,000	$(1,113)	$(1,114)

FOB	Fannie Mae	6.000%	10/01/2044	3,000	(3,380)	(3,392)

Total Short Sales					$(4,493)	$(4,506)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
MSC	$4,200	$0	$0	$0	$4,200	$(4,275)	$(75)
SSB	1,409	0	0	0	1,409	(1,443)	(34)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,114)	(1,114)	0	(1,114)
FOB	0	0	0	(3,392)	(3,392)	0	(3,392)

Total Borrowings and Other Financing Transactions	$5,609	$0	$0	$(4,506)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	709	$44	$0	$0
90-Day Eurodollar December Futures	Long	12/2015	1,449	445	0	(36)
90-Day Eurodollar March Futures	Long	03/2017	177	(84)	0	(11)
90-Day Eurodollar September Futures	Long	09/2016	51	(24)	0	(3)

Total Futures Contracts				$381	$0	$(50)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014	Notional Amount (2)		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
General Electric Capital Corp.	1.000%	06/20/2017	0.406%	$	1,000	$17	$(2)	$0	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	$	10,600	$76	$59	$0	$(1)

Total Swap Agreements						$93	$57	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(f)	Securities with an aggregate market value of $204 and cash of $1,900 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$0	$2	$0	$(50)	$(1)	$(51)

(1)	Unsettled variation margin asset of $2 for closed futures is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	12/02/2014	$	8,600	$(18)	$(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	12/02/2014		8,600	(39)	(46)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	11/17/2014		12,900	(24)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		12,900	(44)	(53)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	11/17/2014	$	64,100	$(43)	$(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	11/17/2014		64,100	(158)	(178)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	10/14/2014		51,500	(44)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	10/14/2014		43,000	(52)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	10/14/2014		51,500	(196)	(63)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	10/14/2014		43,000	(102)	(30)

								$(720)	$(383)

Total Written Options								$(720)	$(383)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	566	$24,000	$(294)
Sales	0	382,200	(797)
Closing Buys	0	0	0
Expirations	(566)	(39,000)	347
Exercised	0	(7,000)	24

Balance at End of Period	0	$360,200	$(720)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%	$	7,300	$174	$(14)	$160	$0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		10,000	(381)	457	76	0
	MetLife, Inc.	1.000%	09/20/2016	0.239%		1,300	15	5	20	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		1,800	30	(4)	26	0
	BP Capital Markets America, Inc.	1.000%	09/20/2016	0.301%		6,300	98	(9)	89	0
	Comcast Corp.	1.000%	09/20/2019	0.393%		100	3	0	3	0

BRC	Bank of America Corp.	1.000%	03/20/2019	0.696%		700	8	1	9	0
	Bank of America Corp.	1.000%	06/20/2019	0.734%		10,000	173	(50)	123	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		10,000	151	(29)	122	0
	JPMorgan Chase & Co.	1.000%	06/20/2019	0.607%		4,900	102	(13)	89	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		900	6	10	16	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		7,600	150	(21)	129	0

CBK	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		100	2	0	2	0

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		4,500	81	(9)	72	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%		500	11	1	12	0
	General Electric Capital Corp.	1.000%	06/20/2017	0.369%		2,200	43	(5)	38	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%		2,000	31	11	42	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		200	2	0	2	0
	MetLife, Inc.	1.000%	09/20/2016	0.239%		3,000	52	(6)	46	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		500	8	1	9	0
	Prudential Financial, Inc.	1.000%	09/20/2016	0.246%		7,400	129	(16)	113	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		4,200	86	(10)	76	0

FBF	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		2,200	31	(5)	26	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		1,100	10	(1)	9	0

GST	Citigroup, Inc.	1.000%	06/20/2019	0.710%		10,000	138	(4)	134	0
	MetLife, Inc.	1.000%	06/20/2016	0.217%		1,100	19	(4)	15	0

JPM	Berkshire Hathaway Finance Corp.	1.000%	09/20/2015	0.118%		4,000	(103)	139	36	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		1,100	19	(2)	17	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.202%		2,900	24	(7)	17	0

MYC	John Deere Captial Corp.	1.000%	09/20/2016	0.135%		6,873	131	(11)	120	0
	MetLife, Inc.	1.000%	09/20/2016	0.239%		300	5	0	5	0

							$1,248	$405	$1,653	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
CBK	MCDX-22 5-Year Index	1.000%	06/20/2019	$	50,000	$576	$(127)	$449	$0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		2,725	(14)	4	0	(10)

						$562	$(123)	$449	$(10)

Total Swap Agreements						$1,810	$282	$2,102	$(10)

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(h)	Securities with an aggregate market value of $290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$256	$256	$0	$0	$0	$0	$256	$(340)	$(84)
BPS	0	0	118	118	0	0	0	0	118	0	118
BRC	0	0	488	488	0	0	0	0	488	(550)	(62)
CBK	0	0	451	451	0	0	0	0	451	(640)	(189)
DUB	0	0	410	410	0	(50)	0	(50)	360	(350)	10
FBF	0	0	35	35	0	0	(10)	(10)	25	0	25
GST	0	0	149	149	0	0	0	0	149	(260)	(111)
JPM	0	0	70	71	0	(58)	0	(58)	12	(30)	(18)
MYC	0	0	125	125	0	(275)	0	(275)	(150)	40	(110)

Total Over the Counter	$0	$0	$2,102	$2,102	$0	$(383)	$(10)	$(393)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

Over the counter
Swap Agreements	$0	$2,102	$0	$0	$0	$2,102

	$0	$2,102	$0	$0	$2	$2,104

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$50	$50
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$51	$51

Over the counter
Written Options	$0	$0	$0	$0	$383	$383
Swap Agreements	0	10	0	0	0	10

	$0	$10	$0	$0	$383	$393

	$0	$10	$0	$0	$434	$444

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

September 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$213	$213
Futures	0	0	0	0	2,396	2,396
Swap Agreements	0	5	0	0	(810)	(805)

	$0	$5	$0	$0	$1,799	$1,804

Over the counter
Written Options	$0	$0	$0	$0	$134	$134
Swap Agreements	0	1,226	0	0	0	1,226

	$0	$1,226	$0	$0	$134	$1,360

	$0	$1,231	$0	$0	$1,933	$3,164

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(21)	$(21)
Futures	0	0	0	0	(1,091)	(1,091)
Swap Agreements	0	(2)	0	0	(483)	(485)

	$0	$(2)	$0	$0	$(1,595)	$(1,597)

Over the counter
Written Options	$0	$0	$0	$0	$283	$283
Swap Agreements	0	(960)	0	0	0	(960)

	$0	$(960)	$0	$0	$283	$(677)

	$0	$(962)	$0	$0	$(1,312)	$(2,274)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$113,357	$0	$113,357
Industrials	0	40,103	0	40,103
Utilities	0	22,472	0	22,472
Municipal Bonds & Notes
California	0	5,156	0	5,156
New Jersey	0	1,099	0	1,099
U.S. Government Agencies	0	62,653	0	62,653
U.S. Treasury Obligations	0	204	0	204
Mortgage-Backed Securities	0	70,476	427	70,903
Asset-Backed Securities	0	51,541	0	51,541
Short-Term Instruments
Repurchase Agreements	0	5,609	0	5,609
Short-Term Notes	0	4,300	0	4,300
U.S. Treasury Bills	0	290	0	290
	$0	$377,260	$427	$377,687

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$145,331	$0	$0	$145,331

Total Investments	$145,331	$377,260	$427	$523,018

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,506)	$0	$(4,506)

Financial Derivative Instruments - Assets
Over the counter	$0	$2,102	$0	$2,102

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(50)	(1)	0	(51)
Over the counter	0	(393)	0	(393)
	$(50)	$(394)	$0	$(444)

Totals	$145,281	$374,462	$427	$520,170

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Fund III

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.2%

BANK LOAN OBLIGATIONS 1.8%
Chrysler Group LLC
3.500% due 05/24/2017		$2,200	$2,187
H.J. Heinz Co.
3.500% due 06/05/2020		2,271	2,247

Total Bank Loan Obligations (Cost $4,465)			4,434

CORPORATE BONDS & NOTES 40.1%

BANKING & FINANCE 29.3%
Ally Financial, Inc.
2.434% due 12/01/2014		600	599
2.750% due 01/30/2017		700	688
3.125% due 01/15/2016		100	100
4.625% due 06/26/2015		600	610
6.750% due 12/01/2014		200	201
8.300% due 02/12/2015		800	818
Banco do Brasil S.A.
4.500% due 01/22/2015		100	102
Banco Espirito Santo S.A.
4.000% due 01/21/2019	EUR	200	229
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$200	205
Banco Santander Chile
3.750% due 09/22/2015		400	410
Bank of America Corp.
0.564% due 08/15/2016		100	99
0.994% due 09/15/2026		100	90
1.500% due 10/09/2015		200	202
3.750% due 07/12/2016		600	627
6.500% due 08/01/2016		3,185	3,477
6.875% due 04/25/2018		200	231
Bank of America N.A.
0.703% due 11/14/2016		500	501
Bank One Corp.
4.900% due 04/30/2015		1,500	1,537
Bankia S.A.
4.375% due 02/14/2017	EUR	100	136
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		$300	311
Capital One Financial Corp.
1.000% due 11/06/2015		1,400	1,404
CIT Group, Inc.
4.750% due 02/15/2015		400	405
Citigroup, Inc.
0.914% due 11/15/2016		1,300	1,308
1.194% due 07/25/2016		2,600	2,628
2.650% due 03/02/2015		2,000	2,018
Commonwealth Bank of Australia
1.034% due 09/18/2015		200	202
Depfa ACS Bank
3.875% due 11/14/2016	EUR	2,500	3,401
Eksportfinans ASA
5.500% due 05/25/2016		$600	634
5.500% due 06/26/2017		400	432
First Horizon National Corp.
5.375% due 12/15/2015		100	105
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		900	912
3.000% due 06/12/2017		400	413
3.875% due 01/15/2015		700	707
3.984% due 06/15/2016		300	314
5.625% due 09/15/2015		200	209
7.000% due 04/15/2015		400	414
8.700% due 10/01/2014		2,000	2,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
5.000% due 10/01/2014		$1,500	$1,500
HSBC Finance Corp.
5.250% due 04/15/2015		4,200	4,309
Industrial Bank of Korea
3.750% due 09/29/2016		800	838
International Lease Finance Corp.
5.750% due 05/15/2016		100	105
7.125% due 09/01/2018		400	451
Intesa Sanpaolo SpA
3.125% due 01/15/2016		1,400	1,433
JPMorgan Chase & Co.
0.855% due 02/26/2016		5,100	5,132
1.068% due 05/30/2017	GBP	1,200	1,923
1.100% due 10/15/2015		$200	201
JPMorgan Chase Bank N.A.
0.767% due 05/31/2017	EUR	700	884
Korea Development Bank
3.250% due 03/09/2016		$700	722
Metropolitan Life Global Funding
0.614% due 04/10/2017		1,000	1,007
1.300% due 04/10/2017		500	500
MUFG Union Bank N.A.
0.638% due 05/05/2017		900	903
0.985% due 09/26/2016		500	505
Navient LLC
3.875% due 09/10/2015		1,200	1,214
5.000% due 04/15/2015		600	610
5.500% due 01/15/2019		200	204
6.250% due 01/25/2016		200	208
New York Life Global Funding
0.335% due 09/06/2016		1,500	1,500
Nordea Bank AB
0.592% due 04/04/2017		700	702
Pricoa Global Funding
1.350% due 08/18/2017		2,200	2,191
Prudential Covered Trust
2.997% due 09/30/2015		375	383
Qatari Diar Finance Co.
3.500% due 07/21/2015		600	613
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		1,700	1,950
Shinhan Bank
0.883% due 04/08/2017		500	502
Springleaf Finance Corp.
5.750% due 09/15/2016		400	416
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		1,300	1,307
Wells Fargo & Co.
0.764% due 07/20/2016		2,000	2,012
3.676% due 06/15/2016		600	627
Wells Fargo Bank N.A.
0.384% due 06/02/2016		10,000	10,001

			73,532

INDUSTRIALS 4.0%
21st Century Fox America, Inc.
5.300% due 12/15/2014		300	303
Apple, Inc.
0.489% due 05/03/2018		200	201
BMW U.S. Capital LLC
0.574% due 06/02/2017		2,600	2,604
Canadian Natural Resources Ltd.
0.608% due 03/30/2016		200	201
CNPC General Capital Ltd.
1.450% due 04/16/2016		400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Comcast Corp.
5.900% due 03/15/2016		$600	$645
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		200	205
General Mills, Inc.
0.534% due 01/29/2016		1,100	1,102
Humana, Inc.
6.450% due 06/01/2016		500	545
Kraft Foods Group, Inc.
1.625% due 06/04/2015		500	504
Kroger Co.
0.763% due 10/17/2016		800	803
NBCUniversal Enterprise, Inc.
0.771% due 04/15/2016		100	100
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016		100	100
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		700	718
Telefonica Emisiones S.A.U.
5.375% due 02/02/2018	GBP	800	1,415
6.421% due 06/20/2016		$200	217
Woodside Finance Ltd.
4.500% due 11/10/2014		100	100

			10,163

UTILITIES 6.8%
AT&T, Inc.
2.950% due 05/15/2016		100	103
5.500% due 02/01/2018		2,648	2,964
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		100	109
Dayton Power & Light Co.
1.875% due 09/15/2016		200	203
Enel Finance International NV
3.875% due 10/07/2014		1,000	1,000
Orange S.A.
2.750% due 09/14/2016		2,700	2,782
Petrobras Global Finance BV
1.852% due 05/20/2016		1,000	1,002
Qtel International Finance Ltd.
3.375% due 10/14/2016		300	311
Shell International Finance BV
0.303% due 11/10/2015		600	600
0.444% due 11/15/2016		500	502
Sprint Communications, Inc.
8.375% due 08/15/2017		1,400	1,570
9.125% due 03/01/2017		200	226
Verizon Communications, Inc.
1.764% due 09/15/2016		3,700	3,795
1.984% due 09/14/2018		100	106
2.500% due 09/15/2016		1,700	1,745

			17,018

Total Corporate Bonds & Notes (Cost $100,230)			100,713

MUNICIPAL BONDS & NOTES 0.6%

NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016		1,500	1,498

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.335% due 04/01/2040	$82	$84

Total Municipal Bonds & Notes (Cost $1,584)		1,582

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.255% due 01/25/2021	34	34
0.355% due 10/27/2037	1,900	1,896
0.505% due 07/25/2037 - 09/25/2042	423	424
0.605% due 06/25/2021	3	3
0.735% due 06/25/2041	1,016	1,027
0.885% due 06/25/2040	327	332
0.895% due 03/25/2040	452	461
0.905% due 01/25/2040	406	413
1.000% due 01/25/2043	100	95
1.055% due 06/25/2021 - 09/25/2021	68	69
1.318% due 07/01/2042	24	25
1.368% due 09/01/2041	78	81
1.518% due 09/01/2040	6	6
1.951% due 11/01/2034	12	12
1.971% due 05/01/2035	22	23
1.979% due 11/01/2035	17	18
2.177% due 11/01/2035	53	57
2.233% due 07/01/2035	17	18
2.255% due 08/01/2035	136	145
2.300% due 03/01/2035	5	5
2.930% due 08/01/2029	60	64
3.500% due 02/25/2043 (a)	2,861	465
5.000% due 04/01/2028 - 07/25/2040	1,236	1,318
5.500% due 01/01/2025 - 10/01/2044	1,719	1,904
5.750% due 10/25/2035	45	48
5.795% due 02/01/2031	20	22
5.883% due 12/25/2042	9	11
6.000% due 03/01/2017 - 05/01/2037	98	106
7.500% due 07/25/2022	26	29
FDIC Structured Sale Guaranteed Notes
0.653% due 11/29/2037	544	543
2.980% due 12/06/2020	296	305
Freddie Mac
0.195% due 12/25/2036	134	134
0.304% due 07/15/2019 - 08/15/2019	103	103
0.554% due 06/15/2018	6	6
0.604% due 11/15/2030	4	4
0.864% due 10/15/2037	168	171
1.318% due 02/25/2045	59	59
2.000% due 11/15/2026	1,791	1,801
2.221% due 06/01/2035	105	111
2.287% due 07/01/2035	37	40
2.375% due 08/01/2035	117	125
5.000% due 12/01/2025 - 10/01/2044	552	609
6.000% due 03/01/2016 - 08/01/2016	5	5
6.500% due 07/25/2043	93	104
7.000% due 04/15/2023	12	14
Freddie Mac Strips
9.434% due 08/15/2044	794	888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.704% due 12/16/2025	$3	$3
1.625% due 06/20/2027 - 02/20/2032	37	38
1.937% due 02/20/2041	195	196
2.000% due 05/20/2030	24	26
13.193% due 12/20/2032	11	12

Total U.S. Government Agencies (Cost $14,265)		14,408

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2019 (g)	203	204
1.375% due 01/15/2020 (g)	551	586

Total U.S. Treasury Obligations (Cost $832)		790

MORTGAGE-BACKED SECURITIES 8.6%
American Home Mortgage Investment Trust
2.069% due 10/25/2034	94	95
2.332% due 02/25/2045	30	30
Banc of America Commercial Mortgage Trust
5.730% due 04/10/2049	323	348
Banc of America Funding Trust
0.435% due 07/25/2037	200	176
2.631% due 05/25/2035	584	601
Banc of America Mortgage Trust
2.678% due 08/25/2034	391	394
2.941% due 03/25/2033	404	404
BCAP LLC Trust
0.326% due 09/26/2035	73	72
2.581% due 09/28/2036	750	748
Bear Stearns Adjustable Rate Mortgage Trust
2.234% due 04/25/2033	22	22
2.543% due 08/25/2035 ^	78	69
2.667% due 02/25/2033	2	2
2.740% due 01/25/2034	21	22
Bear Stearns ALT-A Trust
2.555% due 05/25/2035	122	119
2.617% due 09/25/2035	30	26
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	90	96
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041	198	198
6.339% due 12/10/2049	100	110
Citigroup Mortgage Loan Trust, Inc.
0.225% due 01/25/2037	105	66
2.514% due 05/25/2035	41	41
2.514% due 10/25/2035	26	26
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	2,021	2,150
5.481% due 01/15/2046	488	511
Countrywide Home Loan Mortgage Pass-Through Trust
2.376% due 02/20/2036	114	99
2.469% due 02/20/2035	118	117
2.493% due 11/25/2034	72	69
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	635	679
5.383% due 02/15/2040	247	264
5.448% due 01/15/2049	1	1
5.857% due 03/15/2039	1,778	1,871
5.999% due 06/15/2038	165	175
6.173% due 02/15/2041	500	554
Credit Suisse Mortgage Capital Certificates
2.517% due 09/27/2036	730	736
2.721% due 09/26/2047	683	678

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBRR Trust
0.853% due 02/25/2045		$155	$155
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.234% due 06/26/2035		66	67
Eurosail PLC
1.263% due 09/13/2045	GBP	189	305
First Horizon Alternative Mortgage Securities Trust
2.239% due 01/25/2035		$517	516
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		968	1,051
GMAC Mortgage Corp. Loan Trust
2.638% due 11/19/2035		50	49
Granite Master Issuer PLC
0.294% due 12/20/2054		414	413
0.354% due 12/20/2054		59	59
0.829% due 12/20/2054	GBP	79	128
Granite Mortgages PLC
0.946% due 09/20/2044		28	45
Great Hall Mortgages PLC
0.364% due 06/18/2039		$285	274
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		43	43
GSR Mortgage Loan Trust
2.216% due 06/25/2034		33	33
2.660% due 09/25/2035		198	200
5.002% due 11/25/2035		245	244
Hercules Eclipse PLC
0.798% due 10/25/2018	GBP	280	445
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$949	998
5.397% due 05/15/2045		338	360
5.710% due 03/18/2051		281	302
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		68	64
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		212	227
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.594% due 12/15/2030		175	168
Merrill Lynch Mortgage Investors Trust
0.405% due 11/25/2035		15	15
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		300	326
Morgan Stanley Capital Trust
5.596% due 03/12/2044		286	297
Prime Mortgage Trust
0.555% due 02/25/2034		8	7
Structured Adjustable Rate Mortgage Loan Trust
1.518% due 01/25/2035		89	73
2.453% due 08/25/2034		161	159
2.473% due 02/25/2034		107	109
Structured Asset Mortgage Investments Trust
0.285% due 03/25/2037		183	143
0.403% due 07/19/2035		60	58
0.435% due 02/25/2036		39	31
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.218% due 01/25/2032		2	1
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035		374	356
Vulcan European Loan Conduit Ltd.
0.478% due 05/15/2017	EUR	145	181
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020		$61	61
5.749% due 07/15/2045		171	183

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
0.425% due 12/25/2045		$35	$34
0.445% due 10/25/2045		220	212
0.525% due 11/25/2034		107	103
0.845% due 01/25/2047		43	40
1.515% due 06/25/2042		31	30
2.176% due 09/25/2046		79	75
Washington Mutual Mortgage Loan Trust
1.314% due 05/25/2041		5	5
Washington Mutual Mortgage Pass-Through Certificates Trust
2.027% due 02/25/2033		3	3
Wells Fargo Mortgage-Backed Securities Trust
2.606% due 10/25/2035		1,034	1,044
2.614% due 06/25/2035		260	263

Total Mortgage-Backed Securities (Cost $21,446)			21,524

ASSET-BACKED SECURITIES 7.5%
ACA CLO Ltd.
0.484% due 07/25/2018		12	12
Aimco CLO
0.484% due 10/20/2019		233	231
ALM Ltd.
1.473% due 07/18/2022		300	300
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.895% due 03/25/2035		3,000	2,390
Avoca CLO PLC
0.516% due 01/16/2023	EUR	106	134
Bear Stearns Asset-Backed Securities Trust
1.155% due 10/25/2037		$234	220
Cadogan Square CLO BV
0.536% due 01/17/2023	EUR	233	292
Countrywide Asset-Backed Certificates
0.635% due 12/25/2031		$16	13
0.895% due 12/25/2034		2,372	2,277
Educational Services of America, Inc.
1.305% due 09/25/2040		336	339
Four Corners CLO Ltd.
0.505% due 01/26/2020		357	355
Franklin CLO Ltd.
0.494% due 06/15/2018		267	265
GE-WMC Mortgage Securities Trust
0.195% due 08/25/2036		4	2
Goldentree Loan Opportunities Ltd.
0.929% due 10/18/2021		355	355
Halcyon Structured Asset Management Long/Short Ltd.
0.462% due 08/07/2021		334	334
Hewett’s Island CDO Ltd.
0.452% due 06/09/2019		413	412
Highbridge Loan Management Ltd.
1.485% due 09/20/2022		700	700
JPMorgan Mortgage Acquisition Corp.
0.385% due 05/25/2035		1,257	1,226
Jubilee CDO BV
0.532% due 08/21/2021	EUR	69	87
Landmark CDO Ltd.
0.509% due 07/15/2018		$51	51
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034		6	6
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		68	69
MASTR Asset-Backed Securities Trust
0.905% due 12/25/2034 ^		3,268	3,077
Mercator CLO PLC
0.433% due 02/18/2024	EUR	117	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
0.205% due 07/25/2036		$21	$10
Morgan Stanley Investment Management Croton Ltd.
0.494% due 01/15/2018		22	22
MT Wilson CLO Ltd.
0.464% due 07/11/2020		182	182
New Century Home Equity Loan Trust
0.435% due 10/25/2035		153	151
Nob Hill CLO Ltd.
0.484% due 08/15/2018		35	35
OCI Euro Fund BV
0.509% due 08/15/2024	EUR	282	353
Octagon Investment Partners Ltd.
0.473% due 04/23/2020		$265	263
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.435% due 12/25/2035		127	114
Panhandle-Plains Higher Education Authority, Inc.
1.365% due 10/01/2035		215	218
Prospero CLO BV
0.441% due 10/20/2022	EUR	1,205	1,509
RAAC Trust
0.635% due 03/25/2037		$193	187
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036 ^		56	21
Silverado CLO Ltd.
0.634% due 04/11/2020		16	16
SLC Student Loan Trust
0.314% due 11/15/2021		21	21
SLM Private Credit Student Loan Trust
0.414% due 03/15/2024		250	248
0.424% due 12/15/2023		100	99
SLM Private Education Loan Trust
0.904% due 10/16/2023		271	272
1.254% due 12/15/2021		95	96
SLM Student Loan Trust
0.344% due 12/15/2023	EUR	385	481
0.374% due 03/15/2017		$1	1
1.734% due 04/25/2023		84	87
South Carolina Student Loan Corp.
0.984% due 03/02/2020		300	302
Stanfield Bristol CLO Ltd.
0.494% due 10/15/2019		7	7
Stone Tower CLO Ltd.
0.463% due 04/17/2021		438	434
Structured Asset Investment Loan Trust
0.515% due 10/25/2035		46	46
0.860% due 03/25/2034		168	156
1.130% due 10/25/2033		163	157
Wood Street CLO BV
0.657% due 11/22/2021	EUR	116	146

Total Asset-Backed Securities (Cost $18,868)			18,928

SOVEREIGN ISSUES 14.0%
Autonomous Community of Catalonia
4.750% due 06/04/2018		400	556
Autonomous Community of Valencia
3.250% due 07/06/2015		300	386
Export-Import Bank of Korea
0.984% due 01/14/2017		$500	503
1.250% due 11/20/2015		1,100	1,106
2.033% due 03/21/2015		200	201
Hydro-Quebec
2.000% due 06/30/2016		1,800	1,841

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	2,600	$3,335
2.250% due 05/15/2016		8,100	10,543
2.250% due 04/22/2017 (c)		100	132
2.750% due 12/01/2015		200	260
3.750% due 08/01/2015		500	650
3.750% due 04/15/2016		800	1,063
3.750% due 08/01/2016		600	804
4.500% due 07/15/2015		1,100	1,436
4.750% due 05/01/2017		100	140
4.750% due 06/01/2017		200	281
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	518	41
5.000% due 06/16/2016 (c)		1,036	84
9.500% due 12/18/2014		49,000	3,702
Province of Ontario
0.950% due 05/26/2015		$1,700	1,708
1.100% due 10/25/2017		3,400	3,379
Spain Government International Bond
3.150% due 01/31/2016	EUR	500	656
3.250% due 04/30/2016		1,500	1,984
3.300% due 07/30/2016		300	400

Total Sovereign Issues (Cost $36,971)			35,191

SHORT-TERM INSTRUMENTS 7.6%

CERTIFICATES OF DEPOSIT 2.8%
Credit Suisse
0.465% due 03/17/2015		$200	200
0.643% due 12/07/2015		1,000	1,001
Intesa Sanpaolo SpA
1.614% due 04/11/2016		2,000	2,018
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		1,200	1,198
Royal Bank of Canada
1.370% due 05/07/2015	CAD	2,800	2,502

			6,919

COMMERCIAL PAPER 1.4%
Ford Motor Credit Co.
0.630% due 02/02/2015		$400	400
0.720% due 03/03/2015		1,200	1,197
Macquarie Bank Ltd.
0.559% due 05/01/2015		1,900	1,900

			3,497

REPURCHASE AGREEMENTS (e) 0.2%
			484

JAPAN TREASURY BILLS 1.3%
0.000% due 01/08/2015 (b)	JPY	360,000	3,282

MEXICO TREASURY BILLS 1.9%
2.989% due 11/13/2014 - 02/19/2015 (b)	MXN	66,428	4,900

Total Short-Term Instruments (Cost $19,276)			19,082

Total Investments in Securities (Cost $217,937)			216,652

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.6%

SHORT-TERM INSTRUMENTS 14.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.6%
PIMCO Short-Term Floating NAV Portfolio III	3,679,290	$36,760

Total Short-Term Instruments (Cost $36,761)		36,760

Total Investments in Affiliates (Cost $36,761)		36,760

Total Investments 100.8% (Cost $254,698)		$253,412

Financial Derivative Instruments (f)(h) 1.1% (Cost or Premiums, net $139)		2,833

Other Assets and Liabilities, net (1.9%)		(4,811)

Net Assets 100.0%		$251,434

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$484	U.S. Treasury Notes 8.125% due 08/15/2021	$(495)	$484	$484

Total Repurchase Agreements						$(495)	$484	$484

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$484	$0	$0	$0	$484	$(495)		$(11)

Total Borrowings and Other Financing Transactions	$484	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	171	$10	$0	$0
90-Day Eurodollar December Futures	Long	12/2015	836	(206)	0	(21)
90-Day Eurodollar June Futures	Long	06/2016	73	(32)	0	(4)
90-Day Eurodollar March Futures	Long	03/2016	44	(10)	0	(2)
90-Day Eurodollar March Futures	Long	03/2017	61	(29)	0	(4)
90-Day Eurodollar September Futures	Long	09/2016	46	(21)	0	(2)
U.S. Treasury 5-Year Note December Futures	Long	12/2014	184	(42)	1	(8)

Total Futures Contracts				$(330)	$1	$(41)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
General Electric Capital Corp.	1.000%	09/20/2015	0.310%	$400	$3	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-22 5-Year Index	5.000%	06/20/2019	$3,564	$217	$(36)	$22	$0
CDX.IG-21 3-Year Index	1.000%	12/20/2016	1,900	30	(1)	1	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	4,700	77	8	5	0

				$324	$(29)	$28	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	2,500	$(30)	$(8)	$0	$(1)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		1,400	10	(2)	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		2,600	210	54	14	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		7,900	(550)	(863)	47	0
Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	45,000	22	1	1	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		700	1	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		31,000	61	(18)	2	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		120,000	(149)	(149)	22	0

						$(425)	$(985)	$86	$(1)

Total Swap Agreements						$(98)	$(1,014)	$114	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(g)	Securities with an aggregate market value of $427 and cash of $2,173 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$114	$115	$0	$(41)	$(1)	$(42)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		EUR	124	$		162	$5	$0
	10/2014	$		537		EUR	415	0	(13)
	12/2014		GBP	2,643	$		4,268	0	(14)
	05/2015		CAD	2,762			2,517	63	0
	06/2015		EUR	1,498			2,037	140	0
	06/2015	$		175		EUR	134	0	(5)
	06/2016		EUR	4,446	$		6,088	394	0
	06/2016	$		253		EUR	187	0	(13)

BPS	10/2014			549			416	0	(24)
	12/2014		MXN	23,944	$		1,813	40	0
	01/2015			42,457			3,204	66	0
	02/2015			16,957			1,280	29	0
	06/2015		EUR	676			917	61	0
	06/2015	$		694		EUR	518	0	(39)

BRC	10/2014		EUR	207	$		273	11	0
	10/2014	$		2,870		EUR	2,188	0	(107)
	06/2015		EUR	855	$		1,162	79	0
	06/2015	$		273		EUR	207	0	(11)
	06/2016		EUR	877	$		1,206	82	0

CBK	10/2014		CAD	119			107	0	0
	10/2014		EUR	17,459			23,003	951	0
	10/2014	$		2,028		EUR	1,558	0	(60)
	06/2015		EUR	886	$		1,211	90	0
	06/2015	$		406		EUR	307	0	(17)

DUB	10/2014		EUR	630	$		817	21	0
	10/2014		JPY	106,300			996	27	0
	06/2015	$		819		EUR	630	0	(22)
	02/2016		EUR	900	$		1,211	64	0
	06/2016			439			601	39	0
	06/2016	$		412		EUR	305	0	(21)

FBF	10/2014			957			726	0	(40)
	11/2014		JPY	189,200	$		1,729	4	0
	12/2014		MXN	7,270			549	11	0
	01/2015		JPY	359,252			3,301	22	0
	06/2015		EUR	1,232			1,672	113	0

GLM	10/2014		JPY	274,925			2,641	134	0
	10/2014	$		403		EUR	313	0	(8)
	11/2014		MXN	3,078	$		233	5	0
	12/2014			24,913			1,884	38	0
	06/2015	$		3,054		EUR	2,286	0	(160)

HUS	10/2014			945			726	0	(28)
	11/2014		AUD	254	$		221	0	(1)

JPM	10/2014		JPY	105,300			992	32	0
	10/2014	$		4,470		JPY	486,525	0	(34)
	11/2014		JPY	486,525	$		4,471	34	0
	12/2014	$		594		MXN	7,788	0	(17)

MSC	06/2015		EUR	1,147	$		1,572	120	0
	06/2016			1,119			1,539	106	0

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	06/2015		EUR	859			1,168	$81	$0
	06/2016			2,555			3,509	236	0
	07/2016			1,998			2,710	148	0

RBC	02/2015	$		2,158		MXN	28,509	0	(53)

UAG	10/2014		BRL	1,094	$		479	32	0
	10/2014		EUR	370			487	19	0
	10/2014	$		466		BRL	1,094	0	(19)
	10/2014			15,921		EUR	12,448	0	(198)
	11/2014		BRL	1,094	$		462	18	0
	11/2014		EUR	12,448			15,924	199	0
	06/2015	$		488		EUR	370	0	(19)

Total Forward Foreign Currency Contracts								$3,514	$(923)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$	3,400	$(5)	$(6)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	3,100	(7)	(3)

							$(12)	$(9)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$2,000	$(113)	$(57)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	12/02/2014	$4,200	$(9)	$(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	12/02/2014	4,200	(19)	(22)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	11/17/2014	6,200	(12)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014	6,200	(21)	(26)

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	11/17/2014	30,900	(21)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	11/17/2014	30,900	(76)	(86)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	10/14/2014	22,500	(19)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	10/14/2014	21,300	(26)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	10/14/2014	22,500	(85)	(27)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	10/14/2014	21,300	(51)	(15)

							$(339)	$(182)

Total Written Options							$(464)	$(248)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	246	$12,900	EUR	0	$(241)
Sales	0	183,400		3,100	(384)
Closing Buys	0	0		0	0
Expirations	(246)	(17,500)		0	151
Exercised	0	(3,200)		0	10

Balance at End of Period	0	$175,600	EUR	3,100	$(464)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	$ 100	$31	$2	$33	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	03/20/2016	0.162%	$	200	$(3)	$5	$2	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		200	(1)	2	1	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		100	(5)	2	0	(3)
	China Government International Bond	1.000%	06/20/2019	0.781%		400	3	1	4	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		100	1	0	1	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		200	0	0	0	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		400	7	(2)	5	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		900	(16)	18	2	0
	MetLife, Inc.	1.000%	09/20/2016	0.239%		500	6	2	8	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		100	1	0	1	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		100	0	1	1	0
	Russia Government International Bond	1.000%	03/20/2019	2.398%		500	(35)	6	0	(29)
	Standard Chartered PLC	1.000%	03/20/2019	0.794%	EUR	200	(2)	5	3	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%	$	800	13	(2)	11	0
	BP Capital Markets America, Inc.	1.000%	09/20/2016	0.301%		1,000	16	(1)	15	0
	Comcast Corp.	1.000%	09/20/2019	0.393%		100	3	0	3	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%	EUR	900	(17)	21	4	0

BRC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%	$	500	9	(1)	8	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		500	(1)	2	1	0
	China Government International Bond	1.000%	09/20/2015	0.223%		300	4	(1)	3	0
	China Government International Bond	1.000%	09/20/2016	0.342%		200	3	0	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		900	8	(1)	7	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		100	(2)	0	0	(2)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		300	(6)	(2)	0	(8)
	Japan Government International Bond	1.000%	06/20/2015	0.087%		400	6	(3)	3	0
	MetLife, Inc.	1.000%	06/20/2016	0.217%		1,000	17	(3)	14	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		400	3	4	7	0
	MetLife, Inc.	1.000%	09/20/2019	0.671%		500	9	(1)	8	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		100	1	0	1	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		1,400	(12)	(3)	0	(15)

CBK	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		200	4	0	4	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		200	(1)	2	1	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		200	(2)	2	0	0
	China Government International Bond	1.000%	03/20/2019	0.727%		300	2	2	4	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		1,000	(12)	(3)	0	(15)
	HSBC Bank PLC	1.000%	03/20/2019	0.714%	EUR	500	(5)	13	8	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%	$	100	(2)	2	0	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		100	1	1	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		200	0	3	3	0

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%		1,000	17	(1)	16	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%		200	4	0	4	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		200	(1)	1	0	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		300	(3)	3	0	0
	China Government International Bond	1.000%	12/20/2018	0.667%		200	3	0	3	0
	China Government International Bond	1.000%	03/20/2019	0.727%		600	0	7	7	0
	China Government International Bond	1.000%	06/20/2019	0.781%		300	2	1	3	0
	Export-Import Bank of China	1.000%	12/20/2016	0.573%		300	(24)	27	3	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		8,500	78	(14)	64	0
	General Electric Capital Corp.	1.000%	06/20/2017	0.369%		1,000	19	(2)	17	0
	HSBC Bank PLC	1.000%	12/20/2018	0.440%	EUR	400	4	8	12	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%	$	200	(5)	0	0	(5)
	MetLife, Inc.	1.000%	03/20/2019	0.590%		200	3	0	3	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		500	(3)	8	5	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		100	0	1	1	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		500	9	0	9	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		2,100	43	(5)	38	0

FBF	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		1,000	14	(2)	12	0
	MetLife, Inc.	1.000%	06/20/2016	0.217%		1,300	23	(5)	18	0

GST	MetLife, Inc.	1.000%	06/20/2016	0.217%		1,000	17	(3)	14	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		300	1	2	3	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%		100	1	0	1	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.628%		600	(6)	8	2	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		200	(1)	2	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		700	(1)	3	2	0
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		300	(6)	(2)	0	(8)
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		200	2	0	2	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		100	0	1	1	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		100	(2)	(1)	0	(3)

46	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%	$	1,000	$18	$(2)	$16	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		100	(1)	1	0	0
	China Government International Bond	1.000%	12/20/2018	0.667%		700	7	3	10	0
	China Government International Bond	1.000%	06/20/2019	0.781%		500	3	3	6	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		100	(2)	0	0	(2)
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		100	1	1	2	0
	PSEG Power LLC	1.000%	12/20/2018	0.796%		200	1	0	1	0

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.200%	EUR	1,500	17	(6)	11	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%	$	100	(1)	1	0	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		500	(23)	12	0	(11)
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		900	8	(2)	6	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		1,000	4	(4)	0	0
	MetLife, Inc.	1.000%	09/20/2016	0.239%		300	5	(1)	4	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		200	0	2	2	0
	Standard Chartered PLC	1.000%	03/20/2019	0.794%	EUR	100	(1)	2	1	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.628%	$	500	(5)	7	2	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		400	6	(2)	4	0

							$220	$123	$444	$(101)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$990	$80	$(21)	$59	$0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	940	79	(62)	17	0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,181	(6)	2	0	(4)

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	188	24	(21)	3	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	658	73	(61)	12	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	96	0	1	1	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	846	107	(91)	16	0

					$357	$(253)	$108	$(4)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	3,100	$3	$1	$4	$0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		2,300	9	(9)	0	0

BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016		2,700	(2)	5	3	0
	Pay	1-Year BRL-CDI	9.120%	01/02/2017		1,100	3	(27)	0	(24)

BRC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	15,000	0	7	7	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		100	0	0	0	0

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	2,900	(2)	7	5	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017		300	0	(7)	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	400	$0	$1	$1	$0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,600	(1)	19	18	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	3,100	3	2	5	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		8,700	(19)	(17)	0	(36)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017		1,600	1	(40)	0	(39)

							$(5)	$(58)	$43	$(106)

Total Swap Agreements							$603	$(186)	$628	$(211)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$602	$0	$91	$693	$(45)	$(57)	$(32)	$(134)	$559	$(270)	$289
BPS	196	0	36	232	(63)	0	(24)	(87)	145	0	145
BRC	172	0	79	251	(118)	0	(25)	(143)	108	(310)	(202)
CBK	1,041	0	22	1,063	(77)	0	(15)	(92)	971	(700)	271
DUB	151	0	185	336	(43)	(24)	(5)	(72)	264	(260)	4
FBF	150	0	30	180	(40)	0	(4)	(44)	136	(60)	76
GLM	177	0	5	182	(168)	0	0	(168)	14	0	14
GST	0	0	21	21	0	(9)	0	(9)	12	(10)	2
HUS	0	0	39	39	(29)	0	(18)	(47)	(8)	0	(8)
JPM	66	0	74	140	(51)	(28)	(38)	(117)	23	0	23
MSC	226	0	0	226	0	0	0	0	226	0	226
MYC	0	0	40	40	0	(130)	(11)	(141)	(101)	(115)	(216)
NAB	465	0	0	465	0	0	0	0	465	(290)	175
RBC	0	0	0	0	(53)	0	0	(53)	(53)	0	(53)
UAG	268	0	6	274	(236)	0	(39)	(275)	(1)	0	(1)

Total Over the Counter	$3,514	$0	$628	$4,142	$(923)	$(248)	$(211)	$(1,382)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	28	0	0	86	114

	$0	$28	$0	$0	$87	$115

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,514	$0	$3,514
Swap Agreements	0	585	0	0	43	628

	$0	$585	$0	$3,514	$43	$4,142

	$0	$613	$0	$3,514	$130	$4,257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$42	$42

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$923	$0	$923
Written Options	0	9	0	57	182	248
Swap Agreements	0	105	0	0	106	211

	$0	$114	$0	$980	$288	$1,382

	$0	$114	$0	$980	$330	$1,424

48	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$93	$93
Futures	0	0	0	0	324	324
Swap Agreements	0	278	0	0	(434)	(156)

	$0	$278	$0	$0	$(17)	$261

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,517	$0	$1,517
Written Options	0	1	0	0	58	59
Swap Agreements	0	150	0	0	147	297

	$0	$151	$0	$1,517	$205	$1,873

	$0	$429	$0	$1,517	$188	$2,134

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	0	0	(95)	(95)
Swap Agreements	0	(102)	0	0	(742)	(844)

	$0	$(102)	$0	$0	$(846)	$(948)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,808	$0	$2,808
Written Options	0	4	0	46	134	184
Swap Agreements	0	(84)	0	0	(48)	(132)

	$0	$(80)	$0	$2,854	$86	$2,860

	$0	$(182)	$0	$2,854	$(760)	$1,912

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,434	$0	$4,434
Corporate Bonds & Notes
Banking & Finance	0	73,532	0	73,532
Industrials	0	10,163	0	10,163
Utilities	0	17,018	0	17,018
Municipal Bonds & Notes
New Jersey	0	1,498	0	1,498
Texas	0	84	0	84
U.S. Government Agencies	0	14,408	0	14,408
U.S. Treasury Obligations	0	790	0	790
Mortgage-Backed Securities	0	21,369	155	21,524
Asset-Backed Securities	0	18,928	0	18,928
Sovereign Issues	0	35,191	0	35,191
Short-Term Instruments
Certificates of Deposit	0	6,919	0	6,919
Commercial Paper	0	3,497	0	3,497
Repurchase Agreements	0	484	0	484
Japan Treasury Bills	0	3,282	0	3,282
Mexico Treasury Bills	0	4,900	0	4,900
	$0	$216,497	$155	$216,652

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,760	$0	$0	$36,760

Total Investments	$36,760	$216,497	$155	$253,412

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	114	0	115
Over the counter	0	4,142	0	4,142
	$1	$4,256	$0	$4,257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(1)	0	(42)
Over the counter	0	(1,382)	0	(1,382)
	$(41)	$(1,383)	$0	$(1,424)

Totals	$36,720	$219,370	$155	$256,245

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Schedule of Investments PIMCO Money Market Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

SHORT-TERM INSTRUMENTS 99.0%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 4.1%
		$32,549

SHORT-TERM NOTES 8.4%
Federal Home Loan Bank
0.190% due 09/29/2015	$2,900	2,899
0.200% due 09/10/2015	65,140	65,132

		68,031

MARKET VALUE (000S)
TREASURY REPURCHASE AGREEMENTS (a) 86.5%
$692,300

Total Short-Term Instruments (Cost $792,880)	792,880

Total Investments in Securities (Cost $792,880)	792,880

Total Investments 99.0% (Cost $792,880)	$792,880

Other Assets and Liabilities, net 1.0%	7,859

Net Assets 100.0%	$800,739

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
BPG	0.000%	09/30/2014	10/01/2014	$12,200	Freddie Mac 3.500% due 08/01/2044	$(12,652)	$12,200	$12,200
GSC	0.000%	09/30/2014	10/01/2014	19,800	Freddie Mac 4.000% due 03/01/2043	(20,406)	19,800	19,800
SSB	0.000%	09/30/2014	10/01/2014	549	Freddie Mac 2.000% due 01/30/2023	(561)	549	549

Treasury Repurchase Agreements
BOM	0.000%	09/30/2014	10/01/2014	50,000	U.S. Treasury Notes 2.625% due 08/15/2020	(51,069)	50,000	50,000
BOS	0.000%	09/30/2014	10/01/2014	11,500	U.S. Treasury Notes 2.125% due 09/30/2021	(11,718)	11,500	11,500
IND	0.000%	09/30/2014	10/01/2014	30,000	U.S. Treasury Notes 2.625% due 11/15/2020	(30,612)	30,000	30,000
MBC	0.000%	09/30/2014	10/01/2014	144,300	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2018	(51,395)	144,300	144,300
					U.S. Treasury Notes 1.625% due 08/15/2022	(96,942)
MSC	0.000%	09/30/2014	10/01/2014	7,800	U.S. Treasury Bonds 2.875% due 05/15/2043	(7,940)	7,800	7,800
NMO	0.000%	09/30/2014	10/01/2014	182,000	U.S. Treasury Bills 0.000% due 11/06/2014 - 03/05/2015	(126,175)	182,000	182,000
					U.S. Treasury Bonds 3.500% due 02/15/2039	(19,795)
					U.S. Treasury Notes 1.625% due 07/31/2019	(39,874)
RDR	0.000%	09/30/2014	10/01/2014	216,700	U.S. Treasury Inflation Protected Securities 0.125% - 0.625% due 04/15/2018 - 01/15/2024	(169,371)	216,700	216,700
					U.S. Treasury Notes 1.250% due 10/31/2018	(51,625)
SGY	0.000%	09/30/2014	10/01/2014	50,000	U.S. Treasury Notes 2.500% due 08/15/2023	(50,985)	50,000	50,000

Total Repurchase Agreements						$(741,120)	$724,849	$724,849

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOM	$50,000	$0	$0	$0	$50,000	$(51,069)	$(1,069)
BOS	11,500	0	0	0	11,500	(11,718)	(218)
BPG	12,200	0	0	0	12,200	(12,652)	(452)
GSC	19,800	0	0	0	19,800	(20,406)	(606)
IND	30,000	0	0	0	30,000	(30,612)	(612)
MBC	144,300	0	0	0	144,300	(148,337)	(4,037)
MSC	7,800	0	0	0	7,800	(7,940)	(140)
NMO	182,000	0	0	0	182,000	(185,844)	(3,844)

50	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
RDR	$216,700	$0	$0	$0	$216,700	$(220,996)	$(4,296)
SGY	50,000	0	0	0	50,000	(50,985)	(985)
SSB	549	0	0	0	549	(561)	(12)

Total Borrowings and Other Financing Transactions	$724,849	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$32,549	$0	$32,549
Short-Term Notes	0	68,031	0	68,031
Treasury Repurchase Agreements	0	692,300	0	692,300
Total Investments	$0	$792,880	$0	$792,880

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Schedule of Investments PIMCO Short Asset Investment Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.6%

CORPORATE BONDS & NOTES 68.1%

BANKING & FINANCE 36.0%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015	$1,000	$1,022
American Express Credit Corp.
0.533% due 09/22/2017	1,200	1,200
American International Group, Inc.
5.050% due 10/01/2015 (a)	1,500	1,566
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,200	1,233
Banco Santander Brasil S.A.
4.250% due 01/14/2016	1,500	1,556
4.500% due 04/06/2015	500	507
Bank of America N.A.
0.654% due 05/08/2017 (a)	3,700	3,703
Bank of Montreal
2.625% due 01/25/2016 (a)	1,800	1,848
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.842% due 09/09/2016	500	503
Citigroup, Inc.
1.025% due 04/01/2016 (a)	1,000	1,007
4.875% due 05/07/2015	720	738
Credit Agricole S.A.
1.085% due 10/03/2016	500	504
DBS Bank Ltd.
2.375% due 09/14/2015	2,300	2,340
DBS Group Holdings Ltd.
0.733% due 07/16/2019	1,000	1,001
Dexia Credit Local S.A.
0.533% due 01/17/2016	1,000	1,001
0.634% due 01/11/2017	2,500	2,516
1.250% due 10/18/2016	250	252
DNB Boligkreditt A/S
2.100% due 10/14/2016	2,000	2,033
Ford Motor Credit Co. LLC
0.753% due 09/08/2017	500	501
1.500% due 01/17/2017	200	200
3.984% due 06/15/2016	100	105
General Electric Capital Corp.
0.553% due 12/20/2016	100	100
Goldman Sachs Group, Inc.
0.632% due 07/22/2015	1,700	1,703
0.858% due 06/04/2017	2,000	2,015
3.700% due 08/01/2015	700	718
Hana Bank
1.358% due 11/09/2016	1,800	1,821
HSBC Finance Corp.
5.000% due 06/30/2015	1,100	1,136
Hypothekenbank Frankfurt AG
0.099% due 09/20/2017	1,500	1,483
Industrial Bank of Korea
2.375% due 07/17/2017	500	509
4.375% due 08/04/2015	1,680	1,729
International Lease Finance Corp.
4.875% due 04/01/2015	300	305
IPIC GMTN Ltd.
3.125% due 11/15/2015	1,000	1,022
John Deere Capital Corp.
0.454% due 12/15/2017	800	801
JPMorgan Chase & Co.
0.754% due 02/15/2017 (a)	1,600	1,608
0.894% due 10/15/2015	700	704
0.944% due 03/31/2016	1,500	1,501
Korea Development Bank
0.685% due 06/11/2015	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Exchange Bank
1.750% due 09/27/2015	$300	$302
Macquarie Bank Ltd.
1.026% due 03/24/2017	1,000	1,009
3.450% due 07/27/2015	250	256
Morgan Stanley
4.000% due 07/24/2015	500	513
6.000% due 04/28/2015 (a)	1,700	1,753
Muenchener Hypothekenbank eG
1.125% due 07/13/2015	1,400	1,407
National Bank of Abu Dhabi PJSC
4.250% due 03/25/2015	1,500	1,527
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015	2,100	2,107
NRW Bank
0.435% due 08/13/2018	3,000	3,005
0.473% due 10/16/2017	1,000	1,004
ORIX Corp.
4.710% due 04/27/2015 (a)	1,800	1,846
PACCAR Financial Corp.
0.833% due 12/06/2018	2,000	2,022
QNB Finance Ltd.
3.125% due 11/16/2015	1,600	1,638
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	1,000	1,015
Shinhan Bank
0.883% due 04/08/2017	300	301
Sumitomo Mitsui Banking Corp.
0.664% due 01/10/2017	500	502
Swedbank Hypotek AB
2.125% due 08/31/2016	2,200	2,251
2.950% due 03/28/2016	1,500	1,550
Woori Bank Co. Ltd.
7.000% due 02/02/2015 (a)	1,800	1,836

		69,335

INDUSTRIALS 23.1%
AbbVie, Inc.
1.200% due 11/06/2015	1,400	1,406
Altria Group, Inc.
4.125% due 09/11/2015	685	707
Amgen, Inc.
0.615% due 05/22/2017	1,350	1,354
2.500% due 11/15/2016	230	237
BAT International Finance PLC
1.400% due 06/05/2015	500	503
Burlington Northern Santa Fe LLC
4.875% due 01/15/2015	1,000	1,013
Canadian National Railway Co.
0.437% due 11/06/2015	400	401
Canadian Natural Resources Ltd.
0.608% due 03/30/2016 (a)	1,800	1,805
CRH America, Inc.
4.125% due 01/15/2016	500	519
Daimler Finance North America LLC
1.300% due 07/31/2015	1,100	1,107
Discovery Communications LLC
3.700% due 06/01/2015	800	817
Enbridge, Inc.
0.684% due 06/02/2017	2,000	2,008
0.885% due 10/01/2016	175	176
Enterprise Products Operating LLC
5.000% due 03/01/2015	500	509
Freeport-McMoRan, Inc.
1.400% due 02/13/2015	1,450	1,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Genentech, Inc.
4.750% due 07/15/2015	$190	$196
Glencore Canada Corp.
5.375% due 06/01/2015	1,500	1,546
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	2,500	2,589
Hyundai Capital America
1.625% due 10/02/2015	1,000	1,007
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	1,800	1,833
Kansas City Southern de Mexico S.A. de C.V.
0.935% due 10/28/2016	1,700	1,710
KazMunayGas National Co. JSC
11.750% due 01/23/2015	1,000	1,032
Linde Finance BV
3.625% due 11/13/2014	900	903
McKesson Corp.
0.634% due 09/10/2015	1,500	1,502
NBCUniversal Enterprise, Inc.
0.919% due 04/15/2018 (a)	1,500	1,516
NBCUniversal Media LLC
3.650% due 04/30/2015	900	917
Nissan Motor Acceptance Corp.
0.935% due 09/26/2016	1,300	1,311
Petroliam Nasional Bhd.
7.750% due 08/15/2015	2,530	2,678
Reynolds American, Inc.
1.050% due 10/30/2015 (a)	1,500	1,505
SABIC Capital BV
3.000% due 11/02/2015	500	512
SABMiller Holdings, Inc.
1.850% due 01/15/2015	200	201
Statoil ASA
0.524% due 05/15/2018	1,350	1,351
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	1,800	1,831
4.949% due 01/15/2015	100	101
Total Capital International S.A.
0.803% due 08/10/2018	267	270
Tyco Electronics Group S.A.
0.437% due 01/29/2016 (a)	1,700	1,701
Union Pacific Corp.
4.875% due 01/15/2015	200	203
Volkswagen Group of America Finance LLC
0.605% due 05/23/2017	400	401
Volvo Treasury AB
5.950% due 04/01/2015	1,819	1,866
Wm Wrigley Jr. Co.
4.650% due 07/15/2015	1,090	1,124
Xerox Corp.
4.250% due 02/15/2015	625	634

		44,456

UTILITIES 9.0%
AT&T, Inc.
0.653% due 03/30/2017 (a)	1,600	1,604
BP Capital Markets PLC
0.657% due 11/07/2016	2,200	2,204
Duke Energy Progress, Inc.
0.433% due 03/06/2017	700	702
5.250% due 12/15/2015	800	844
Electricite de France S.A.
0.694% due 01/20/2017	1,400	1,404
Enel Finance International NV
3.875% due 10/07/2014	1,500	1,500

52	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	$500	$517
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	300	302
Petrobras Global Finance BV
2.595% due 03/17/2017	1,900	1,926
Shell International Finance BV
0.444% due 11/15/2016	900	903
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	1,550	1,573
Verizon Communications, Inc.
0.632% due 06/09/2017 (a)	2,000	2,006
1.984% due 09/14/2018 (a)	1,685	1,777

		17,262

Total Corporate Bonds & Notes (Cost $130,871)		131,053

MUNICIPAL BONDS & NOTES 4.8%

ARIZONA 0.3%
Arizona School Facilities Board Revenue Notes, Series 2013
0.812% due 07/01/2016	600	602

CALIFORNIA 1.4%
California State General Obligation Notes, Series 2013
1.250% due 11/01/2016	200	201
Mount San Antonio Community College District, California General Obligation Notes, Series 2012
3.750% due 08/01/2015	1,050	1,080
University of California Revenue Bonds, Series 2011
0.657% due 07/01/2041	1,200	1,205
University of California Revenue Notes, Series 2013
0.659% due 05/15/2016	200	200

		2,686

COLORADO 0.4%
Denver Urban Renewal Authority, Colorado Tax Allocation Notes, Series 2013
5.000% due 12/01/2014	700	705

FLORIDA 0.5%
Broward County, Florida Airport System Revenue Notes, Series 2013
3.000% due 10/01/2015	200	206
JEA Water & Sewer System, Florida Revenue Notes, Series 2013
1.286% due 10/01/2016	600	599
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015	100	102

		907

MARYLAND 0.1%
Northeast Maryland Waste Disposal Authority Revenue Notes, Series 2013
4.000% due 04/01/2016	200	211

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.380% due 01/01/2017	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.1%
Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
3.093% due 03/01/2015	$100	$101

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.620% due 02/01/2015	250	250
Orange Township, New Jersey General Obligation Notes, (AGM Insured), Series 2008
4.000% due 12/01/2014	250	251

		501

NEW YORK 0.1%
New York City, New York General Obligation Bonds, Series 2005
4.650% due 06/01/2015	300	309

OHIO 0.2%
Columbus, Ohio General Obligation Notes, Series 2014
0.724% due 02/15/2016	500	502

SOUTH DAKOTA 0.1%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.188% due 06/01/2015	200	201

TEXAS 0.6%
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2015	400	412
Texas State General Obligation Notes, Series 2013
0.555% due 06/01/2018	715	716

		1,128

VIRGINIA 0.1%
Fairfax County, Virginia Redevelopment & Housing Authority Revenue Notes, Series 2013
0.660% due 03/01/2015	150	150

WASHINGTON 0.6%
Washington State General Obligation Notes, (BABs), Series 2010
2.760% due 08/01/2015	1,100	1,121

Total Municipal Bonds & Notes (Cost $9,207)		9,224

U.S. GOVERNMENT AGENCIES 5.2%
Fannie Mae
0.461% due 12/25/2017	1,542	1,542
0.500% due 04/29/2016 (a)	700	700
0.555% due 12/25/2043	1,175	1,181
0.695% due 07/25/2037	384	388
0.705% due 06/25/2027 - 09/25/2041	78	78
0.735% due 07/25/2041	2,030	2,056
0.835% due 02/25/2041	115	117
Freddie Mac
0.654% due 08/15/2041	67	67
0.734% due 07/15/2037	260	264
0.754% due 11/15/2037	313	317
1.104% due 01/15/2032	702	724
1.154% due 01/15/2039	227	234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.726% due 04/20/2062	$124	$125
NCUA Guaranteed Notes
0.716% due 12/08/2020	2,103	2,119

Total U.S. Government Agencies (Cost $9,867)		9,912

MORTGAGE-BACKED SECURITIES 3.9%
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	1,000	1,022
Bear Stearns Commercial Mortgage Securities Trust
4.825% due 11/11/2041	137	137
5.468% due 06/11/2041	14	14
DBRR Trust
0.853% due 02/25/2045	698	698
GS Mortgage Securities Trust
1.144% due 05/10/2045	75	75
4.761% due 07/10/2039	943	953
JPMorgan Chase Commercial Mortgage Securities Trust
4.824% due 10/15/2042	38	38
4.899% due 01/12/2037	81	81
5.874% due 02/12/2049	452	474
LB-UBS Commercial Mortgage Trust
5.150% due 04/15/2030	800	808
Morgan Stanley Capital Trust
3.884% due 09/15/2047	1,400	1,447
4.989% due 08/13/2042	200	202
Morgan Stanley Capital, Inc.
0.254% due 10/15/2020	995	995
Wells Fargo-RBS Commercial Mortgage Trust
1.081% due 04/15/2045	468	470

Total Mortgage-Backed Securities (Cost $7,587)		7,414

ASSET-BACKED SECURITIES 12.4%
Ally Auto Receivables Trust
0.460% due 10/15/2015	6	6
0.740% due 04/15/2016	50	50
Bank of America Credit Card Trust
0.444% due 01/15/2020	1,800	1,802
California Republic Auto Receivables Trust
0.630% due 06/15/2017	1,500	1,500
Chase Issuance Trust
0.204% due 04/15/2019	2,750	2,736
0.590% due 08/15/2017	500	501
Citibank Credit Card Issuance Trust
0.274% due 12/17/2018	2,000	1,992
Citibank Omni Master Trust
4.900% due 11/15/2018	2,500	2,514
Fifth Third Auto Trust
0.450% due 04/17/2017	1,000	1,000
Ford Credit Auto Lease Trust
0.424% due 01/15/2016	762	763
Ford Credit Auto Owner Trust
0.550% due 04/15/2016	526	526
Gracechurch Card Funding PLC
0.854% due 02/15/2017	2,400	2,405
Marathon CLO Ltd.
0.503% due 12/20/2019	62	62
Nissan Auto Lease Trust
0.424% due 01/15/2016	807	808
SLC Student Loan Trust
0.314% due 11/15/2021	688	688
SLM Student Loan Trust
0.315% due 02/27/2017	29	29

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.415% due 05/25/2018	$1,948	$1,949
0.434% due 01/25/2016	242	242
0.514% due 09/15/2022	3,134	3,135
0.605% due 09/25/2026	514	513
0.634% due 04/25/2023	701	701

Total Asset-Backed Securities (Cost $24,020)		23,922

SOVEREIGN ISSUES 5.1%
Development Bank of Japan, Inc.
0.433% due 04/17/2015	500	500
Export-Import Bank of Korea
1.085% due 09/17/2016	1,000	1,010
4.125% due 09/09/2015	425	439
5.875% due 01/14/2015	4,600	4,667
Japan Bank for International Cooperation
0.594% due 11/13/2018	1,000	1,002
1.875% due 09/24/2015	2,000	2,030
Municipality Finance PLC
2.375% due 05/16/2016	250	257

Total Sovereign Issues (Cost $9,898)		9,905

SHORT-TERM INSTRUMENTS 12.1%

CERTIFICATES OF DEPOSIT 4.9%
Banco do Brasil S.A.
1.211% due 06/29/2015	2,100	2,101
Credit Suisse
0.555% due 08/24/2015	1,100	1,100
0.643% due 12/07/2015	400	400
Intesa Sanpaolo SpA
1.614% due 04/11/2016	1,000	1,009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.650% due 04/07/2015	$800	$803
Itau Unibanco Holding S.A.
1.152% due 06/04/2015	2,000	2,000
Kookmin Bank
0.744% due 07/15/2015	250	250
0.805% due 04/27/2015	1,800	1,800

		9,463

COMMERCIAL PAPER 7.2%
AXA FINANCIAL, Inc.
0.561% due 06/01/2015	2,000	2,003
ENI Finance USA, Inc.
0.619% due 02/17/2015	1,750	1,750
Entergy Corp.
0.885% due 10/07/2014	1,100	1,100
Ford Motor Credit Co.
0.734% due 03/02/2015	500	499
0.775% due 01/05/2015	1,650	1,648
0.919% due 10/03/2014	200	200
Glencore Funding LLC
0.620% due 10/07/2014	300	300
0.661% due 10/06/2014	250	250
Kansas City Southern Railway
0.527% due 10/09/2014	300	300
NiSource Finance Corp.
0.629% due 10/15/2014	1,500	1,499
0.629% due 10/23/2014	400	400
Tesco Treasury Services PLC
1.024% due 08/17/2015	1,800	1,787
Vodafone Group PLC
0.520% due 04/10/2015	1,800	1,796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VODAFONE GROUP PLC
0.540% due 06/02/2015	$300	$299

		13,831

Total Short-Term Instruments (Cost $23,269)		23,294

Total Investments in Securities (Cost $214,719)		214,724

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio	31	0
PIMCO Short-Term Floating NAV Portfolio III	312,050	3,118

Total Short-Term Instruments (Cost $3,118)		3,118

Total Investments in Affiliates (Cost $3,118)		3,118

Total Investments 113.2% (Cost $217,837)		$217,842

Financial Derivative Instruments (b)(c) 0.0% (Cost or Premiums, net $(11))		(6)

Other Assets and Liabilities, net (13.2%)		(25,321)

Net Assets 100.0%		$192,515

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BPG	0.340%	09/11/2014	10/09/2014	$(9,889)	$(9,891)
	0.340%	09/16/2014	10/16/2014	(8,738)	(8,739)
	0.340%	09/19/2014	10/20/2014	(3,500)	(3,501)
	0.350%	09/19/2014	10/20/2014	(1,766)	(1,766)
FOB	0.280%	09/15/2014	10/16/2014	(1,997)	(1,997)

Total Reverse Repurchase Agreements					$(25,894)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
TDM	0.200%	09/30/2014	10/15/2014	$(701)	$(702)

Total Sale-Buyback Transactions					$(702)

(1)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $13,443 at a weighted average interest rate of 0.319%.

54	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(a)	Securities with an aggregate market value of $27,782 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BPG	$0	$(23,897)	$0	$0	$(23,897)	$24,981	$1,084
FOB	0	(1,997)	0	0	(1,997)	2,102	105

Master Securities Forward Transaction Agreement
TDM	0	0	(702)	0	(702)	700	(2)

Total Borrowings and Other Financing Transactions	$0	$(25,894)	$(702)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	$28,500	$(17)	$20	$7	$0

Total Swap Agreements					$(17)	$20	$7	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

Cash of $205 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$7	$7	$0	$0	$0	$0

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$1,090	$(4)	$0	$0	$(4)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	2,361	(7)	(2)	0	(9)

					$(11)	$(2)	$0	$(13)

Total Swap Agreements					$(11)	$(2)	$0	$(13)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
FBF	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)
GST	0	0	0	0	0	0	(9)	(9)	(9)	0	(9)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(13)	$(13)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$7	$7

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$13	$0	$0	$0	$13

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14)	$(14)

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$2	$0	$0	$(14)	$(12)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$20	$20

Over the counter
Swap Agreements	$0	$(2)	$0	$0	$0	$(2)

	$0	$(2)	$0	$0	$20	$18

56	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$69,335	$0	$69,335
Industrials	0	44,456	0	44,456
Utilities	0	17,262	0	17,262
Municipal Bonds & Notes
Arizona	0	602	0	602
California	0	2,686	0	2,686
Colorado	0	705	0	705
Florida	0	907	0	907
Maryland	0	211	0	211
Massachusetts	0	100	0	100
Minnesota	0	101	0	101
New Jersey	0	501	0	501
New York	0	309	0	309
Ohio	0	502	0	502
South Dakota	0	201	0	201
Texas	0	1,128	0	1,128
Virginia	0	150	0	150
Washington	0	1,121	0	1,121
U.S. Government Agencies	0	9,912	0	9,912
Mortgage-Backed Securities	0	6,716	698	7,414
Asset-Backed Securities	0	23,922	0	23,922
Sovereign Issues	0	9,905	0	9,905

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short-Term Instruments
Certificates of Deposit	$0	$9,463	$0	$9,463
Commercial Paper	0	13,831	0	13,831
	$0	$214,026	$698	$214,724

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,118	$0	$0	$3,118

Total Investments	$3,118	$214,026	$698	$217,842

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$7	$0	$7

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(13)	$0	$(13)

Totals	$3,118	$214,020	$698	$217,836

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Schedule of Investments PIMCO Short-Term Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

BANK LOAN OBLIGATIONS 0.5%
Dell, Inc.
3.750% due 10/29/2018	$43,450	$42,978
H.J. Heinz Co.
3.500% due 06/05/2020	18,478	18,284
HCA, Inc.
2.654% due 05/02/2016	16,081	16,031

Total Bank Loan Obligations (Cost $77,779)		77,293

CORPORATE BONDS & NOTES 64.1%

BANKING & FINANCE 35.3%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	4,000	3,910
Ally Financial, Inc.
2.434% due 12/01/2014	5,370	5,370
2.750% due 01/30/2017	18,770	18,442
3.500% due 07/18/2016	9,800	9,935
4.625% due 06/26/2015	57,125	58,062
5.500% due 02/15/2017	2,725	2,841
6.750% due 12/01/2014	17,302	17,446
8.300% due 02/12/2015	300	307
American Express Credit Corp.
0.504% due 06/05/2017	1,750	1,753
0.533% due 09/22/2017	16,700	16,702
0.724% due 08/15/2019	35,600	35,711
0.784% due 03/18/2019	12,000	12,066
American Honda Finance Corp.
0.610% due 05/26/2016	12,700	12,765
1.000% due 08/11/2015	21,550	21,668
3.500% due 03/16/2015	3,254	3,302
American International Group, Inc.
5.050% due 10/01/2015	8,100	8,456
5.850% due 01/16/2018	2,575	2,899
Amsouth Bank
5.200% due 04/01/2015	611	624
Banco Bradesco S.A.
4.500% due 01/12/2017	5,700	5,992
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	4,800	5,172
Banco do Brasil S.A.
4.500% due 01/22/2015	3,200	3,256
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	4,600	4,727
Banco Santander Brasil S.A.
4.250% due 01/14/2016	30,663	31,813
4.625% due 02/13/2017	58,805	61,672
Banco Santander Chile
1.134% due 04/11/2017	21,095	21,171
1.834% due 01/19/2016	9,150	9,264
2.108% due 06/07/2018	3,450	3,515
3.750% due 09/22/2015	15,132	15,525
Bank Nederlandse Gemeenten NV
0.514% due 05/15/2018	138,200	139,039
Bank of America Corp.
0.564% due 08/15/2016	6,295	6,259
0.845% due 08/25/2017	24,200	24,279
1.250% due 01/11/2016	40,190	40,372
1.500% due 10/09/2015	11,025	11,111
3.625% due 03/17/2016	8,195	8,494
3.700% due 09/01/2015	10,485	10,768
4.500% due 04/01/2015	13,922	14,194
5.625% due 10/14/2016	700	760
6.875% due 04/25/2018	5,000	5,773

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America N.A.
5.300% due 03/15/2017		$4,750	$5,150
Bank of China Hong Kong Ltd.
3.750% due 11/08/2016		3,275	3,418
Bank of Montreal
2.625% due 01/25/2016		5,000	5,134
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.685% due 02/26/2016		2,220	2,225
0.842% due 09/09/2016		8,250	8,307
1.200% due 03/10/2017		8,000	7,968
2.700% due 09/09/2018		2,175	2,221
3.612% due 03/20/2018	AUD	4,600	4,053
Banque Federative du Credit Mutuel S.A.
1.085% due 10/28/2016		$3,726	3,765
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	23,565	30,044
4.875% due 09/25/2015		550	721
Barclays Bank PLC
4.750% due 02/23/2015		$36,800	37,416
BB&T Corp.
3.200% due 03/15/2016		27,114	28,040
BBVA Banco Continental S.A.
2.250% due 07/29/2016		12,500	12,656
BBVA Bancomer S.A.
4.500% due 03/10/2016		19,900	20,845
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		22,500	23,356
Bear Stearns Cos. LLC
6.400% due 10/02/2017		2,750	3,113
7.250% due 02/01/2018		1,400	1,630
BPCE S.A.
0.801% due 11/18/2016		3,540	3,554
0.865% due 06/17/2017		40,250	40,427
1.083% due 02/10/2017		7,500	7,574
1.484% due 04/25/2016		17,522	17,798
CaixaBank S.A.
3.250% due 10/05/2015	EUR	11,100	14,449
CIT Group, Inc.
4.250% due 08/15/2017		$20,690	20,949
4.750% due 02/15/2015		51,960	52,577
5.000% due 05/15/2017		2,200	2,261
Citigroup, Inc.
1.250% due 01/15/2016		13,100	13,156
1.934% due 05/15/2018		4,700	4,895
2.250% due 08/07/2015		4,800	4,852
2.650% due 03/02/2015		23,175	23,383
3.953% due 06/15/2016		2,500	2,616
4.750% due 05/19/2015		30,000	30,799
4.875% due 05/07/2015		2,000	2,050
5.500% due 11/18/2015	GBP	8,600	14,661
Corpbanca S.A.
3.875% due 09/22/2019		$5,050	5,087
Credit Agricole S.A.
0.780% due 06/12/2017		17,600	17,633
1.034% due 04/15/2019		12,200	12,313
1.394% due 04/15/2016		7,120	7,203
3.500% due 04/13/2015		48,200	48,912
Credit Suisse
0.725% due 05/26/2017		49,500	49,701
DBS Bank Ltd.
0.844% due 07/15/2021		100,695	99,285
5.000% due 11/15/2019		40,925	41,074
Dexia Credit Local S.A.
0.514% due 01/21/2016		25,000	25,008
0.533% due 01/17/2016		50,000	50,035
0.534% due 11/13/2015		25,000	25,057
0.617% due 11/07/2016		28,200	28,291

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.634% due 01/11/2017		$108,810	$109,488
1.250% due 10/18/2016		40,450	40,743
DNB Boligkreditt A/S
1.450% due 03/21/2019		45,000	44,631
2.900% due 03/29/2017		116,940	120,725
Eksportfinans ASA
0.890% due 06/16/2015	JPY	400,000	3,625
2.000% due 09/15/2015		$70,408	70,496
2.375% due 05/25/2016		17,186	17,250
3.000% due 11/17/2014		29,664	29,772
5.500% due 05/25/2016		7,535	7,961
5.500% due 06/26/2017		13,700	14,813
Fiat Finance & Trade S.A.
6.875% due 02/13/2015	EUR	5,150	6,642
First Horizon National Corp.
5.375% due 12/15/2015		$4,030	4,225
Ford Motor Credit Co. LLC
0.753% due 09/08/2017		50,400	50,494
1.065% due 03/12/2019		113,900	114,470
1.500% due 01/17/2017		12,924	12,911
2.375% due 01/16/2018		500	505
3.000% due 06/12/2017		6,800	7,023
3.984% due 06/15/2016		500	524
General Electric Capital Corp.
2.250% due 11/09/2015		12,089	12,305
General Motors Financial Co., Inc.
2.625% due 07/10/2017		15,000	15,079
2.750% due 05/15/2016		17,500	17,664
3.000% due 09/25/2017		12,700	12,843
GMAC International Finance BV
7.500% due 04/21/2015	EUR	13,600	17,768
Goldman Sachs Group, Inc.
0.632% due 07/22/2015		$7,200	7,211
0.683% due 03/22/2016		14,520	14,557
0.858% due 06/04/2017		131,700	132,711
1.600% due 11/23/2015		9,015	9,090
3.625% due 02/07/2016		5,700	5,892
3.700% due 08/01/2015		100,919	103,475
5.250% due 12/15/2015	GBP	26,969	45,735
5.350% due 01/15/2016		$457	483
7.750% due 11/23/2016	AUD	18,680	17,725
Hana Bank
1.358% due 11/09/2016		$17,810	17,983
1.375% due 02/05/2016		20,530	20,560
4.000% due 11/03/2016		39,652	41,839
4.500% due 10/30/2015		2,256	2,337
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		5,401	5,430
2.700% due 03/15/2017		30	31
HBOS PLC
0.933% due 09/30/2016		1,900	1,899
0.933% due 09/06/2017		50,205	50,201
HSBC Finance Corp.
0.664% due 06/01/2016		35,619	35,648
5.000% due 06/30/2015		10,505	10,853
5.250% due 04/15/2015		4,700	4,822
HSBC USA, Inc.
0.533% due 06/23/2017		4,900	4,901
HSH Nordbank AG
0.385% due 12/31/2015		59,650	59,311
Hypothekenbank Frankfurt AG
0.099% due 09/20/2017		1,950	1,928
Hypothekenbank Frankfurt International S.A.
0.099% due 03/20/2017		17,350	16,706
Hyundai Capital Services, Inc.
1.034% due 03/18/2017		48,862	49,065
4.375% due 07/27/2016		45,141	47,603
6.000% due 05/05/2015		16,114	16,603

58	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Industrial Bank of Korea
1.375% due 10/05/2015		$2,600	$2,612
2.375% due 07/17/2017		34,130	34,760
3.750% due 09/29/2016		9,060	9,489
4.375% due 08/04/2015		11,034	11,359
ING Bank NV
0.910% due 05/23/2016		1,700	1,697
0.925% due 10/01/2019 (b)		82,000	82,020
0.934% due 11/21/2016		6,300	6,306
0.935% due 07/03/2017		4,900	4,882
1.874% due 09/25/2015		200	203
International Lease Finance Corp.
4.875% due 04/01/2015		20,770	21,120
5.750% due 05/15/2016		25,750	26,957
6.750% due 09/01/2016		9,000	9,743
8.625% due 09/15/2015		60,253	63,799
Intesa Sanpaolo SpA
3.625% due 08/12/2015		14,300	14,613
IPIC GMTN Ltd.
1.750% due 11/30/2015		10,200	10,307
3.125% due 11/15/2015		13,210	13,495
Jackson National Life Global Funding
1.250% due 02/21/2017		33,300	33,149
JPMorgan Chase & Co.
0.602% due 10/12/2015	EUR	15,400	19,427
0.754% due 02/15/2017		$115,250	115,860
0.784% due 04/25/2018		41,000	41,252
0.855% due 02/26/2016		23,200	23,346
0.944% due 03/31/2016		28,200	28,214
1.068% due 05/30/2017	GBP	19,550	31,337
1.100% due 10/15/2015		$3,200	3,214
1.444% due 09/01/2015		905	905
JPMorgan Chase Bank N.A.
0.564% due 06/13/2016		7,750	7,750
0.654% due 06/02/2017		34,600	34,668
Kookmin Bank
0.885% due 03/11/2016		29,700	29,702
0.984% due 03/14/2017		13,200	13,182
1.110% due 01/27/2017		16,900	17,036
1.484% due 10/11/2016		9,950	10,084
1.625% due 07/14/2017		3,000	2,981
Korea Development Bank
0.685% due 06/11/2015		25,000	25,001
0.857% due 01/22/2017		16,900	16,950
0.932% due 08/20/2015		31,200	31,247
1.000% due 01/22/2016		8,225	8,222
3.250% due 03/09/2016		17,557	18,100
3.500% due 08/22/2017		18,259	19,192
3.875% due 05/04/2017		30,956	32,773
4.000% due 09/09/2016		23,940	25,231
4.375% due 08/10/2015		9,701	10,006
Korea Exchange Bank
1.750% due 09/27/2015		12,800	12,888
2.000% due 04/02/2018		700	694
3.125% due 06/26/2017		13,150	13,618
4.875% due 01/14/2016		3,700	3,866
Korea Finance Corp.
2.250% due 08/07/2017		12,530	12,676
3.250% due 09/20/2016		10,671	11,090
LeasePlan Australia Ltd.
4.500% due 03/13/2017	AUD	10,380	9,185
LeasePlan Corp. NV
2.500% due 05/16/2018		$4,620	4,639
3.000% due 10/23/2017		18,300	18,774
Macquarie Bank Ltd.
1.026% due 03/24/2017		43,350	43,759
5.000% due 02/22/2017		2,170	2,340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Group Ltd.
3.000% due 12/03/2018		$92,779	$94,818
Mizuho Bank Ltd.
0.663% due 04/16/2017		5,700	5,708
Morgan Stanley
3.450% due 11/02/2015		5,063	5,208
3.800% due 04/29/2016		2,569	2,678
4.000% due 07/24/2015		43,656	44,822
4.100% due 01/26/2015		3,200	3,236
5.375% due 10/15/2015		8,920	9,344
5.450% due 01/09/2017		300	326
5.750% due 10/18/2016		9,500	10,337
MUFG Union Bank N.A.
0.638% due 05/05/2017		6,000	6,018
0.985% due 09/26/2016		8,800	8,881
National Bank of Canada
2.200% due 10/19/2016		3,275	3,361
National City Bank
0.584% due 12/15/2016		2,000	1,995
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		4,500	4,511
Nationwide Building Society
4.650% due 02/25/2015		3,850	3,912
Navient LLC
3.875% due 09/10/2015		25,025	25,322
5.000% due 04/15/2015		19,565	19,907
5.050% due 11/14/2014		3,850	3,860
6.250% due 01/25/2016		93,836	97,636
8.780% due 09/15/2016	MXN	21,400	1,616
Nordea Bank AB
0.694% due 05/13/2016		$1,600	1,608
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		7,700	7,886
NRAM Covered Bond LLP
5.625% due 06/22/2017		34,150	38,041
NRW Bank
0.435% due 08/13/2018		91,150	91,316
0.473% due 10/16/2017		30,610	30,719
ORIX Corp.
4.710% due 04/27/2015		17,619	18,066
5.000% due 01/12/2016		5,649	5,917
Piper Jaffray Cos.
2.233% due 05/31/2017		24,550	24,553
4.733% due 11/30/2015		3,300	3,325
Prudential Covered Trust
2.997% due 09/30/2015		22,613	23,088
QNB Finance Ltd.
1.487% due 10/31/2016		1,050	1,062
3.125% due 11/16/2015		13,200	13,514
Rabobank Group
4.000% due 09/10/2015	GBP	28,800	47,958
RCI Banque S.A.
2.125% due 11/24/2014	EUR	19,100	24,178
4.600% due 04/12/2016		$8,433	8,859
Regions Bank
7.500% due 05/15/2018		3,650	4,263
Regions Financial Corp.
5.750% due 06/15/2015		10,468	10,803
7.750% due 11/10/2014		14,212	14,315
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		8,080	8,202
5.050% due 01/08/2015		2,455	2,479
Royal Bank of Scotland NV
0.932% due 03/09/2015		16,950	16,930
Royal Bank of Scotland PLC
0.934% due 04/11/2016		8,600	8,634
1.014% due 10/14/2016		150	151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 09/21/2015		$973	$1,002
4.875% due 03/16/2015		5,000	5,102
5.000% due 05/17/2015		100	102
Santander Holdings USA, Inc.
3.000% due 09/24/2015		1,000	1,021
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		12,255	12,361
3.781% due 10/07/2015		400	411
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		17,400	17,551
5.499% due 07/07/2015		800	817
Shinhan Bank
0.883% due 04/08/2017		17,950	18,010
SL Green Realty Corp.
5.000% due 08/15/2018		15,700	16,934
Springleaf Finance Corp.
5.400% due 12/01/2015		9,700	9,943
5.750% due 09/15/2016		800	832
Stone Street Trust
5.902% due 12/15/2015		6,500	6,889
Swedbank Hypotek AB
2.125% due 08/31/2016		45,550	46,614
2.950% due 03/28/2016		45,200	46,716
Synchrony Financial
1.875% due 08/15/2017		1,200	1,203
Toronto-Dominion Bank
1.625% due 09/14/2016		6,000	6,088
Toyota Motor Credit Corp.
0.521% due 05/17/2016		35,000	35,140
Trafford Centre Finance Ltd.
0.758% due 07/28/2015	GBP	56	91
U.S. Bank N.A.
3.778% due 04/29/2020		$14,350	14,604
UBS AG
0.873% due 08/14/2019		61,850	62,248
4.750% due 05/22/2023		700	702
Vesey Street Investment Trust
4.404% due 09/01/2016		800	848
Wachovia Corp.
0.504% due 06/15/2017		2,800	2,804
0.604% due 10/15/2016		4,191	4,193
Wells Fargo & Co.
0.633% due 09/14/2018		25,400	25,405
Weyerhaeuser Co.
6.950% due 08/01/2017		10,050	11,470
Woori Bank Co. Ltd.
4.500% due 10/07/2015		1,073	1,112

			5,132,929

INDUSTRIALS 19.4%
AbbVie, Inc.
1.200% due 11/06/2015		155,910	156,532
Altria Group, Inc.
4.125% due 09/11/2015		2,750	2,839
Amgen, Inc.
0.615% due 05/22/2017		27,400	27,482
1.875% due 11/15/2014		31,526	31,585
2.125% due 05/15/2017		500	509
2.300% due 06/15/2016		29,300	29,984
2.500% due 11/15/2016		6,750	6,944
Anadarko Petroleum Corp.
5.950% due 09/15/2016		18,584	20,280
6.375% due 09/15/2017		3,164	3,583
Anglo American Capital PLC
1.184% due 04/15/2016		6,600	6,640

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		$2,100	$2,107
3.625% due 04/15/2015		6,050	6,155
4.125% due 01/15/2015		1,000	1,011
AP Moeller - Maersk A/S
4.875% due 10/30/2014	EUR	5,200	6,590
Asciano Finance Ltd.
3.125% due 09/23/2015		$4,500	4,584
5.000% due 04/07/2018		810	874
Aviation Capital Group Corp.
3.875% due 09/27/2016		8,000	8,232
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		8,924	9,113
BAT International Finance PLC
1.400% due 06/05/2015		20,910	21,014
BMW U.S. Capital LLC
0.574% due 06/02/2017		37,200	37,262
Boston Scientific Corp.
6.250% due 11/15/2015		31,338	33,178
Cameron International Corp.
1.150% due 12/15/2016		2,500	2,499
Canadian Natural Resources Ltd.
0.608% due 03/30/2016		14,900	14,940
Chesapeake Energy Corp.
3.484% due 04/15/2019		19,700	19,749
Cheung Kong Infrastructure Finance BVI Ltd.
0.933% due 06/20/2017		7,500	7,472
CNPC General Capital Ltd.
1.450% due 04/16/2016		1,600	1,601
2.750% due 04/19/2017		4,900	4,989
CNPC HK Overseas Capital Ltd.
3.125% due 04/28/2016		2,410	2,473
Comcast Corp.
6.500% due 01/15/2015		1,725	1,754
ConAgra Foods, Inc.
0.603% due 07/21/2016		143,670	143,914
CONSOL Energy, Inc.
8.250% due 04/01/2020		800	843
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		3,732	4,105
Corp. Nacional del Cobre de Chile
4.750% due 10/15/2014		2,400	2,401
Covidien International Finance S.A.
1.350% due 05/29/2015		21,625	21,747
2.800% due 06/15/2015		2,425	2,465
COX Communications, Inc.
5.450% due 12/15/2014		848	856
CRH America, Inc.
8.125% due 07/15/2018		1,900	2,296
Crown Castle Towers LLC
3.214% due 08/15/2035		3,960	4,046
CVS Health Corp.
1.200% due 12/05/2016		2,750	2,755
D.R. Horton, Inc.
6.500% due 04/15/2016		7,900	8,493
Daimler Finance North America LLC
0.580% due 08/01/2017		32,500	32,514
0.584% due 03/10/2017		14,850	14,862
0.920% due 08/01/2016		19,050	19,236
1.300% due 07/31/2015		78,035	78,534
2.400% due 04/10/2017		100	103
2.950% due 01/11/2017		200	207
DCP Midstream Operating LP
2.700% due 04/01/2019		1,600	1,606
Delta Air Lines Pass-Through Trust
6.750% due 05/23/2017		4,250	4,494

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Devon Energy Corp.
0.684% due 12/15/2015		$46,200	$46,391
0.774% due 12/15/2016		5,441	5,477
1.875% due 05/15/2017		4,500	4,548
Discovery Communications LLC
3.700% due 06/01/2015		1,198	1,224
DISH DBS Corp.
4.625% due 07/15/2017		500	511
6.625% due 10/01/2014		29,950	29,950
7.125% due 02/01/2016		56,364	59,887
7.750% due 05/31/2015		18,870	19,554
Dow Chemical Co.
2.500% due 02/15/2016		2,114	2,161
Ecolab, Inc.
1.000% due 08/09/2015		5,000	5,019
2.375% due 12/08/2014		8,360	8,392
Embraer Overseas Ltd.
6.375% due 01/24/2017		1,000	1,102
Enbridge, Inc.
0.684% due 06/02/2017		11,350	11,393
0.885% due 10/01/2016		1,500	1,510
Ensco PLC
3.250% due 03/15/2016		6,725	6,929
Enterprise Products Operating LLC
1.250% due 08/13/2015		3,560	3,578
3.700% due 06/01/2015		2,290	2,337
ERAC USA Finance LLC
5.600% due 05/01/2015		1,000	1,029
Express Scripts Holding Co.
2.100% due 02/12/2015		25,000	25,145
2.750% due 11/21/2014		59,855	60,043
3.125% due 05/15/2016		2,000	2,072
FBG Finance Pty. Ltd.
5.125% due 06/15/2015		28,346	29,223
Foster’s Finance Corp.
4.875% due 10/01/2014		3,409	3,409
Freeport-McMoRan, Inc.
1.400% due 02/13/2015		5,514	5,530
Gannett Co., Inc.
8.750% due 11/15/2014		2,870	2,894
Georgia-Pacific LLC
7.700% due 06/15/2015		800	839
Gilead Sciences, Inc.
3.050% due 12/01/2016		4,846	5,048
Glencore Canada Corp.
5.375% due 06/01/2015		1,511	1,558
6.000% due 10/15/2015		2,345	2,460
Glencore Finance Canada Ltd.
2.050% due 10/23/2015		3,600	3,641
2.850% due 11/10/2014		15,542	15,577
Harley-Davidson Funding Corp.
5.750% due 12/15/2014		4,132	4,176
Harvest Operations Corp.
2.125% due 05/14/2018		4,250	4,231
HCA, Inc.
6.375% due 01/15/2015		40,200	40,652
6.500% due 02/15/2016		8,540	8,935
7.190% due 11/15/2015		4,938	5,185
7.250% due 09/15/2020		245	258
9.000% due 12/15/2014		5,900	5,974
Heathrow Funding Ltd.
2.500% due 06/25/2017		4,500	4,557
HeidelbergCement Finance Luxembourg S.A.
7.500% due 10/31/2014	EUR	1,100	1,397
Hewlett-Packard Co.
2.125% due 09/13/2015		$3,478	3,527
2.350% due 03/15/2015		2,100	2,118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 12/09/2014	$1,208	$1,213
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	26,617	27,561
Hyundai Capital America
1.450% due 02/06/2017	17,600	17,596
1.625% due 10/02/2015	3,800	3,827
1.875% due 08/09/2016	7,914	8,015
2.125% due 10/02/2017	7,379	7,474
3.750% due 04/06/2016	4,406	4,575
4.000% due 06/08/2017	2,000	2,113
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	19,200	19,550
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	7,500	7,543
Kansas City Southern de Mexico S.A. de C.V.
0.935% due 10/28/2016	6,350	6,387
KazMunayGas National Co. JSC
11.750% due 01/23/2015	29,270	30,198
Kellogg Co.
0.464% due 02/13/2015	5,400	5,404
Kia Motors Corp.
3.625% due 06/14/2016	12,955	13,452
Kinder Morgan Energy Partners LP
5.625% due 02/15/2015	9,600	9,781
6.000% due 02/01/2017	3,970	4,365
Korea National Oil Corp.
3.125% due 04/03/2017	21,195	21,923
4.000% due 10/27/2016	2,700	2,842
L Brands, Inc.
5.250% due 11/01/2014	1,000	1,003
Life Technologies Corp.
4.400% due 03/01/2015	28,210	28,651
Lowe’s Cos., Inc.
0.654% due 09/10/2019	10,000	10,027
Maytag Corp.
5.000% due 05/15/2015	1,400	1,435
McKesson Corp.
0.634% due 09/10/2015	11,450	11,468
MGM Resorts International
6.625% due 07/15/2015	55,171	56,826
6.875% due 04/01/2016	20,405	21,655
7.500% due 06/01/2016	24,070	25,755
10.000% due 11/01/2016	3,445	3,902
Mylan, Inc.
1.800% due 06/24/2016	2,200	2,227
6.000% due 11/15/2018	9,600	9,948
7.875% due 07/15/2020	20,926	22,708
NBCUniversal Enterprise, Inc.
0.771% due 04/15/2016	25,600	25,666
0.919% due 04/15/2018	4,088	4,133
NBCUniversal Media LLC
2.875% due 04/01/2016	2,956	3,049
3.650% due 04/30/2015	1,484	1,512
Newell Rubbermaid, Inc.
2.000% due 06/15/2015	5,600	5,654
Nissan Motor Acceptance Corp.
0.784% due 03/03/2017	3,050	3,062
0.935% due 09/26/2016	93,295	94,093
1.000% due 03/15/2016	800	801
1.950% due 09/12/2017	9,500	9,603
4.500% due 01/30/2015	11,964	12,124
Norfolk Southern Corp.
5.750% due 01/15/2016	2,000	2,123
NXP BV
3.500% due 09/15/2016	10,000	10,050
ONEOK Partners LP
3.250% due 02/01/2016	7,410	7,642

60	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oracle Corp.
0.743% due 10/08/2019		$43,250	$43,474
Penerbangan Malaysia Bhd.
5.625% due 03/15/2016		15,893	16,890
Penske Truck Leasing Co. LP
2.500% due 03/15/2016		12,275	12,528
3.125% due 05/11/2015		60,889	61,757
PepsiCo, Inc.
0.445% due 02/26/2016		3,600	3,608
Petrobras International Finance Co. S.A.
3.875% due 01/27/2016		39,200	40,219
Petroliam Nasional Bhd.
7.750% due 08/15/2015		365	386
Phillips 66
1.950% due 03/05/2015		28,335	28,519
Pioneer Natural Resources Co.
5.875% due 07/15/2016		3,400	3,668
Plains Exploration & Production Co.
6.125% due 06/15/2019		3,458	3,795
Reynolds American, Inc.
1.050% due 10/30/2015		21,328	21,397
6.750% due 06/15/2017		10,600	11,972
Roche Holdings, Inc.
0.574% due 09/30/2019		5,000	5,001
Rockies Express Pipeline LLC
3.900% due 04/15/2015		49,000	49,000
Rogers Communications, Inc.
6.750% due 03/15/2015		8,436	8,674
SABIC Capital BV
3.000% due 11/02/2015		11,500	11,766
Sabine Pass LNG LP
7.500% due 11/30/2016		4,685	4,990
SABMiller Holdings, Inc.
0.930% due 08/01/2018		3,709	3,741
1.850% due 01/15/2015		60,250	60,490
2.450% due 01/15/2017		3,497	3,575
SABMiller PLC
6.500% due 07/01/2016		7,000	7,646
Santander Drive Auto Receivables Trust
4.125% due 02/09/2016		800	834
Schaeffler Finance BV
7.750% due 02/15/2017	EUR	15,000	21,350
Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016		$10,945	12,010
Sinopec Group Overseas Development Ltd.
2.500% due 10/17/2018		2,825	2,826
2.750% due 05/17/2017		17,584	18,042
SK Telecom Co. Ltd.
2.125% due 05/01/2018		4,966	4,954
Sutter Health
1.090% due 08/15/2053		9,000	8,918
Symantec Corp.
2.750% due 09/15/2015		3,300	3,360
Takeda Pharmaceutical Co. Ltd.
1.031% due 03/17/2015		43,200	43,336
Teck Resources Ltd.
5.375% due 10/01/2015		700	730
Telefonica Emisiones S.A.U.
0.883% due 06/23/2017		10,200	10,199
3.729% due 04/27/2015		38,790	39,450
3.992% due 02/16/2016		14,356	14,943
4.949% due 01/15/2015		22,585	22,853
6.421% due 06/20/2016		19,178	20,850
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015		1,235	1,257
Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016		8,716	8,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.200% due 05/01/2015	$1,226	$1,245
3.200% due 03/01/2016	7,044	7,274
3.250% due 11/20/2014	7,880	7,912
5.000% due 06/01/2015	1,000	1,028
Time Warner Cable, Inc.
5.850% due 05/01/2017	1,400	1,553
Time Warner, Inc.
5.875% due 11/15/2016	2,500	2,744
Toll Brothers Finance Corp.
8.910% due 10/15/2017	1,850	2,155
Total Capital Canada Ltd.
0.614% due 01/15/2016	10,950	11,002
Transocean, Inc.
4.950% due 11/15/2015	37,431	38,880
Tyco Electronics Group S.A.
0.437% due 01/29/2016	50,750	50,790
1.600% due 02/03/2015	24,659	24,755
UAL Pass-Through Trust
9.750% due 07/15/2018	5,450	6,159
10.400% due 05/01/2018	1,956	2,166
UnitedHealth Group, Inc.
0.850% due 10/15/2015	992	995
USG Corp.
6.300% due 11/15/2016	24,127	25,544
8.375% due 10/15/2018	9,580	9,994
9.750% due 01/15/2018	10,375	12,087
Viacom, Inc.
1.250% due 02/27/2015	3,000	3,010
Volkswagen Group of America Finance LLC
0.605% due 05/23/2017	14,750	14,775
Volkswagen International Finance NV
0.671% due 11/18/2016	40,900	41,112
1.625% due 03/22/2015	9,439	9,495
Volvo Treasury AB
5.950% due 04/01/2015	25,674	26,342
Walgreen Co.
1.000% due 03/13/2015	14,529	14,567
WellPoint, Inc.
1.250% due 09/10/2015	5,608	5,642
Whiting Petroleum Corp.
6.500% due 10/01/2018	2,000	2,063
Williams Partners LP
3.800% due 02/15/2015	3,570	3,610
Wm Wrigley Jr. Co.
4.650% due 07/15/2015	970	1,000
Woodside Finance Ltd.
4.500% due 11/10/2014	2,440	2,450
Woolworths Ltd.
2.550% due 09/22/2015	7,895	8,033
Wynn Macau Ltd.
5.250% due 10/15/2021	600	582
Xerox Business Services LLC
5.200% due 06/01/2015	3,443	3,545

		2,816,230

UTILITIES 9.4%
AES Corp.
3.234% due 06/01/2019	19,550	19,306
AT&T, Inc.
0.620% due 02/12/2016	10,000	10,026
0.653% due 03/30/2017	9,300	9,324
1.148% due 11/27/2018	295	301
BellSouth Corp.
4.182% due 04/26/2021	112,000	114,314
BG Energy Capital PLC
6.500% due 11/30/2072	5,600	6,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BP Capital Markets PLC
0.657% due 11/07/2016		$2,785	$2,791
0.700% due 11/06/2015		22,700	22,722
0.865% due 09/26/2018		4,950	4,986
3.125% due 10/01/2015		72,575	74,552
3.875% due 03/10/2015		27,119	27,541
British Telecommunications PLC
2.000% due 06/22/2015		19,410	19,609
Consumers Energy Co.
5.500% due 08/15/2016		5,210	5,665
Dominion Resources, Inc.
5.150% due 07/15/2015		23,042	23,837
Duke Energy Corp.
2.150% due 11/15/2016		3,200	3,271
Electricite de France S.A.
0.694% due 01/20/2017		31,770	31,852
Enel Finance International NV
3.875% due 10/07/2014		35,866	35,876
Enel SpA
3.500% due 02/26/2016	EUR	4,000	5,273
Entergy Corp.
3.625% due 09/15/2015		$10,200	10,449
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		4,500	4,584
6.212% due 11/22/2016		4,530	4,700
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		8,528	8,709
2.625% due 11/27/2018		500	503
Korea Electric Power Corp.
3.000% due 10/05/2015		29,650	30,248
Korea Gas Corp.
2.875% due 07/29/2018		1,500	1,532
Korea Hydro & Nuclear Power Co. Ltd.
1.015% due 05/22/2017		70,000	69,990
2.875% due 10/02/2018		1,300	1,321
3.125% due 09/16/2015		21,520	21,969
Korea South-East Power Co. Ltd.
3.625% due 01/29/2017		1,420	1,485
Korea Western Power Co. Ltd.
2.875% due 10/10/2018		1,800	1,829
3.125% due 05/10/2017		8,084	8,353
KT Corp.
1.750% due 04/22/2017		21,800	21,798
3.875% due 01/20/2017		2,888	3,025
4.875% due 07/15/2015		5,000	5,151
Laclede Group, Inc.
0.982% due 08/15/2017		16,500	16,507
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		11,250	11,323
Orange S.A.
2.125% due 09/16/2015		2,480	2,511
2.750% due 09/14/2016		2,300	2,370
5.000% due 05/12/2016	GBP	8,145	13,947
Petrobras Global Finance BV
1.852% due 05/20/2016		$29,705	29,750
2.595% due 03/17/2017		78,400	79,471
Petroleos Mexicanos
5.750% due 03/01/2018		21,600	23,976
Plains All American Pipeline LP
3.950% due 09/15/2015		15,334	15,780
5.250% due 06/15/2015		4,400	4,545
5.875% due 08/15/2016		1,000	1,084
Qtel International Finance Ltd.
3.375% due 10/14/2016		17,600	18,260
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016		948	1,002

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Finance S.A.
6.250% due 02/02/2015		$12,000	$12,136
7.500% due 07/18/2016		5,700	5,957
Scottish Power Ltd.
5.375% due 03/15/2015		2,817	2,875
SingTel Group Treasury Pte Ltd.
2.375% due 09/08/2017		51,500	52,888
Sinopec Group Overseas Development Ltd.
1.014% due 04/10/2017		55,200	55,289
1.154% due 04/10/2019		21,750	21,793
1.750% due 04/10/2017		14,100	14,070
Sprint Communications, Inc.
6.000% due 12/01/2016		32,185	33,915
8.375% due 08/15/2017		15,450	17,323
9.125% due 03/01/2017		200	226
TECO Finance, Inc.
6.750% due 05/01/2015		3,270	3,383
Telecom Italia Capital S.A.
5.250% due 10/01/2015		22,120	22,811
Tokyo Electric Power Co., Inc.
1.360% due 08/12/2015	JPY	110,000	1,004
1.590% due 12/28/2015		20,000	183
1.970% due 06/27/2016		20,000	184
2.060% due 08/31/2016		30,000	277
2.080% due 05/31/2016		110,000	1,015
4.100% due 05/29/2015		360,000	3,345
Trans-Allegheny Interstate Line Co.
4.000% due 01/15/2015		$10,000	10,096
Verizon Communications, Inc.
0.632% due 06/09/2017		60,024	60,207
1.005% due 06/17/2019		16,931	17,185
1.984% due 09/14/2018		153,818	162,189
2.500% due 09/15/2016		35,491	36,432

			1,368,308

Total Corporate Bonds & Notes (Cost $9,321,574)			9,317,467

MUNICIPAL BONDS & NOTES 1.2%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.135% due 11/25/2043		5,690	5,724

CALIFORNIA 0.6%
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015		10,090	10,345
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015		6,000	6,224
California State General Obligation Notes, Series 2013
1.050% due 02/01/2016		30,000	30,182
1.250% due 11/01/2016		25,350	25,506
Mount San Antonio Community College District, California General Obligation Notes, Series 2012
3.750% due 08/01/2015		1,550	1,594
University of California Revenue Bonds, Series 2011
0.657% due 07/01/2041		11,100	11,144
0.754% due 07/01/2041		2,800	2,811

			87,806

GEORGIA 0.0%
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022		2,000	2,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HAWAII 0.0%
Honolulu, Hawaii City & County General Obligation Notes, Series 2012
0.778% due 11/01/2015	$1,400	$1,405

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.380% due 01/01/2017	10,300	10,321

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.620% due 02/01/2015	4,000	4,001
New Jersey State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2003
4.252% due 01/01/2016	7,050	7,184

		11,185

NEW YORK 0.2%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	26,745	28,022
New York City, New York General Obligation Notes, Series 2011
2.560% due 08/01/2017	5,055	5,230
New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 10/01/2014	1,200	1,200

		34,452

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.780% due 12/01/2033	4,075	4,061

OHIO 0.1%
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033	9,200	9,375

OREGON 0.0%
Oregon State Lottery Revenue Notes, Series 2013
0.480% due 04/01/2015	1,000	1,001

SOUTH DAKOTA 0.0%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
1.551% due 06/01/2016	1,035	1,040

Total Municipal Bonds & Notes (Cost $167,731)		168,380

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae
0.215% due 07/25/2037	987	968
0.222% due 12/25/2036	205	201
0.275% due 03/25/2034	61	61
0.285% due 03/25/2036	136	129
0.305% due 08/25/2034	400	400
0.355% due 10/27/2037	1,900	1,896
0.455% due 12/25/2028 - 03/25/2036	2,129	2,141
0.475% due 06/25/2036	245	245
0.495% due 11/25/2036	239	240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.505% due 04/25/2036 - 03/25/2044	$1,319	$1,317
0.525% due 03/25/2036	161	162
0.554% due 03/17/2032 - 05/18/2032	1,127	1,139
0.555% due 06/25/2032 - 12/25/2043	50,605	50,891
0.585% due 07/25/2036 - 11/25/2040	755	759
0.595% due 08/25/2015	13,791	13,802
0.604% due 09/17/2027	5	5
0.605% due 08/25/2021 - 06/25/2042	6,343	6,392
0.635% due 11/25/2040	530	535
0.654% due 07/18/2027 - 05/18/2032	228	231
0.655% due 02/25/2022 - 04/25/2042	2,412	2,436
0.695% due 07/25/2037	700	708
0.705% due 09/25/2041	12,808	12,958
0.735% due 07/25/2041	20,704	20,976
0.755% due 10/25/2017 - 08/25/2022	61	61
0.785% due 04/25/2031	194	198
0.805% due 12/25/2022	6	6
0.835% due 12/25/2037 - 02/25/2041	5,478	5,560
0.855% due 09/25/2022	3	3
0.856% due 01/01/2021	12,597	12,757
1.005% due 02/25/2023 - 07/25/2038	29	29
1.055% due 04/25/2032 - 11/25/2049	51	51
1.155% due 11/25/2049	45	46
1.305% due 09/25/2023	40	41
1.318% due 06/01/2043 - 10/01/2044	5,166	5,342
1.375% due 10/25/2038	112	116
1.750% due 01/30/2019	1,000	1,002
1.835% due 05/01/2035	67	67
1.910% due 02/01/2018	6	6
1.918% due 05/01/2021 - 04/01/2029	101	102
1.974% due 09/01/2034	673	709
2.036% due 07/01/2034	12	13
2.069% due 11/01/2035	128	133
2.070% due 12/01/2035	37	38
2.090% due 06/01/2033	12	12
2.101% due 06/01/2034	7	8
2.109% due 05/01/2034	52	56
2.122% due 09/01/2035	32	33
2.146% due 05/01/2035	155	166
2.185% due 08/01/2034	18	18
2.194% due 09/01/2034	64	69
2.200% due 04/01/2033	8	8
2.220% due 08/01/2026	9	9
2.250% due 07/01/2031	5	5
2.255% due 07/01/2029	98	99
2.262% due 09/01/2034	51	54
2.289% due 02/01/2034	90	96
2.300% due 09/01/2034 - 01/01/2036	259	276
2.325% due 11/01/2027	5	5
2.327% due 08/01/2024	1	1
2.328% due 09/01/2035	132	143
2.340% due 02/01/2033	12	12
2.345% due 12/01/2036	38	41
2.347% due 08/01/2029	614	648

62	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.349% due 06/01/2035	$37	$37
2.360% due 04/01/2029	4	4
2.374% due 12/01/2040	137	145
2.375% due 03/01/2036	52	55
2.390% due 12/01/2036	35	37
2.393% due 10/01/2035	89	96
2.438% due 01/01/2032	201	203
2.465% due 11/01/2024	8	8
2.485% due 11/01/2034	244	262
2.504% due 01/01/2036	62	63
2.510% due 02/01/2035	8	8
2.537% due 09/01/2035	80	86
2.615% due 06/01/2035	292	314
2.979% due 05/01/2036	3,795	3,953
3.305% due 06/25/2019	458	469
3.794% due 05/01/2036	70	74
4.081% due 11/01/2025	3	3
4.200% due 07/01/2035	1,105	1,143
4.273% due 06/01/2017	571	584
4.312% due 07/01/2028	10	11
4.691% due 07/01/2018	405	423
4.912% due 07/01/2035	56	57
4.987% due 06/01/2015	1,129	1,146
5.102% due 08/01/2035	89	95
5.141% due 05/01/2035	87	93
5.143% due 12/01/2035	37	39
5.208% due 11/01/2035	79	82
5.283% due 10/01/2035	121	130
5.290% due 01/01/2036	86	92
5.310% due 08/25/2033	18	19
5.341% due 08/01/2035	47	49
5.342% due 01/01/2036	115	123
5.370% due 11/01/2035	98	105
5.384% due 10/01/2035	47	51
5.514% due 03/01/2036	71	77
5.689% due 06/01/2036	18	18
6.370% due 10/25/2042	441	489
8.556% due 06/25/2032	79	79
Fannie Mae Strips
4.085% due 02/25/2018 (a)	25,127	2,659
FDIC Structured Sale Guaranteed Notes
0.653% due 11/29/2037	1,404	1,400
Federal Housing Administration
6.896% due 07/01/2020	126	124
7.350% due 04/01/2019	28	28
7.430% due 07/01/2021	56	56
7.435% due 02/01/2019	30	30
Freddie Mac
0.195% due 12/25/2036	6,994	6,968
0.404% due 07/15/2034	228	229
0.504% due 02/15/2018	131	131
0.554% due 01/15/2022 - 07/15/2034	13,879	13,945
0.574% due 04/15/2041	3,942	3,968
0.604% due 12/15/2031 - 09/15/2041	4,483	4,524
0.634% due 11/15/2036	78	79
0.654% due 07/15/2039 - 02/15/2041	7,522	7,574
0.704% due 06/15/2031	25	25
0.754% due 06/15/2031 - 12/15/2037	1,035	1,048
0.804% due 03/15/2020	1	1
0.854% due 03/15/2032	7	8
0.904% due 03/15/2023	6	6
1.154% due 11/15/2033 - 10/15/2049	386	398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.318% due 10/25/2044 - 02/25/2045		$6,372	$6,565
1.464% due 08/25/2019 (a)		187,791	10,332
1.625% due 08/01/2017		22	22
2.231% due 08/01/2035		167	175
2.236% due 02/01/2023 - 09/01/2035		365	390
2.302% due 04/01/2025		8	9
2.375% due 05/01/2034		43	46
2.398% due 07/01/2033		53	56
2.406% due 08/01/2034		68	73
2.522% due 10/01/2033		39	41
5.000% due 08/15/2035		2,028	2,275
5.127% due 08/01/2035		43	45
5.423% due 11/01/2035		44	46
5.493% due 12/01/2035		86	91
5.500% due 08/15/2030		5	5
6.500% due 07/25/2043		280	313
6.750% due 08/15/2023		28	28
Ginnie Mae
0.554% due 02/16/2032 - 03/16/2032		251	252
0.654% due 02/16/2030		71	72
0.706% due 04/20/2062		18,988	19,142
0.726% due 04/20/2062		13,615	13,734
0.754% due 02/16/2030		54	54
0.804% due 02/16/2030		101	102
0.856% due 02/20/2062		41,198	41,685
1.104% due 03/20/2031		336	342
1.154% due 08/16/2039		90	92
1.206% due 02/20/2062		29,841	30,628
1.625% due 12/20/2021 - 12/20/2033		4,242	4,382
2.000% due 04/20/2025 - 02/20/2030		174	182
2.500% due 10/20/2017 - 01/20/2022		30	30
4.000% due 02/20/2019		6	7
NCUA Guaranteed Notes
0.504% due 12/07/2020		6,635	6,643
0.526% due 11/06/2017		59,647	59,779
0.536% due 03/06/2020		1,463	1,466
0.606% due 10/07/2020		8,329	8,373
0.716% due 12/08/2020		29,824	30,053
1.600% due 10/29/2020		5,411	5,433
Small Business Administration
4.340% due 03/01/2024		132	138
5.370% due 04/01/2028		241	266
5.490% due 03/01/2028		139	154

Total U.S. Government Agencies (Cost $441,176)			444,075

MORTGAGE-BACKED SECURITIES 6.5%
Adjustable Rate Mortgage Trust
2.505% due 02/25/2035		4,131	4,174
American Home Mortgage Assets Trust
0.345% due 05/25/2046		2,518	1,917
0.345% due 09/25/2046		1,042	773
American Home Mortgage Investment Trust
1.832% due 09/25/2045		601	584
2.069% due 10/25/2034		729	733
2.332% due 02/25/2045		84	84
Arran Residential Mortgages Funding PLC
1.598% due 05/16/2047	EUR	8,627	11,004
BAMLL Commercial Mortgage Securities Trust
0.954% due 06/15/2028		$2,800	2,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045	$609	$612
5.414% due 09/10/2047	11,515	12,242
5.920% due 05/10/2045	2,800	2,959
Banc of America Funding Trust
2.640% due 02/20/2036	2,783	2,783
2.826% due 01/20/2047 ^	188	146
Banc of America Mortgage Trust
2.610% due 08/25/2033	4,682	4,748
2.699% due 02/25/2036 ^	168	145
3.321% due 07/20/2032	131	133
6.500% due 09/25/2033	176	182
Banc of America Re-REMIC Trust
2.288% due 04/17/2049	106	106
5.676% due 02/17/2051	277	297
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	3,770	3,854
5.115% due 10/10/2045	12,608	12,921
5.443% due 11/10/2042	2,000	2,012
BCAP LLC Trust
0.316% due 03/26/2037	754	736
2.392% due 10/26/2035	337	341
2.453% due 11/26/2035	4,785	4,762
2.613% due 11/26/2035	10	10
2.687% due 09/26/2035	5,766	5,746
2.926% due 05/26/2047	2,583	2,580
4.623% due 07/26/2037	1,155	1,176
Bear Stearns Adjustable Rate Mortgage Trust
2.164% due 08/25/2035	42	43
2.397% due 07/25/2033	9,072	9,116
2.441% due 08/25/2033	3,146	3,224
2.528% due 03/25/2035	161	163
2.552% due 01/25/2035	153	150
2.580% due 03/25/2035	2,543	2,575
2.655% due 11/25/2034	1,005	1,025
2.664% due 10/25/2035	47	47
2.730% due 11/25/2034	9,919	9,098
2.740% due 01/25/2034	99	103
2.746% due 11/25/2030	71	72
2.759% due 01/25/2034	316	323
2.926% due 05/25/2047 ^	2,084	1,808
Bear Stearns ALT-A Trust
0.315% due 02/25/2034	1,133	1,051
0.855% due 09/25/2034	5,331	5,221
2.356% due 01/25/2036 ^	2,543	1,989
2.555% due 05/25/2035	365	370
2.617% due 09/25/2035	4,750	4,162
2.651% due 11/25/2036	3,773	2,775
Bear Stearns Commercial Mortgage Securities Trust
4.825% due 11/11/2041	1,902	1,902
5.116% due 02/11/2041	2,104	2,118
5.405% due 12/11/2040	2,754	2,852
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036	10,422	8,271
2.555% due 12/26/2046	5,187	3,994
Chase Mortgage Finance Trust
2.473% due 03/25/2037	668	618
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.405% due 08/25/2035	362	333
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041	1,280	1,279
Citigroup Mortgage Loan Trust, Inc.
0.225% due 01/25/2037	478	299
1.930% due 09/25/2035	86	87
2.258% due 07/25/2046 ^	562	494
2.500% due 10/25/2035	306	301

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.514% due 05/25/2035		$718	$722
2.564% due 08/25/2035		2,088	2,067
2.622% due 03/25/2034		131	132
2.773% due 09/25/2037 ^		3,897	3,316
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		14,391	15,308
5.400% due 07/15/2044		2,853	2,931
5.481% due 01/15/2046		10,783	11,292
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031		130	133
Commercial Mortgage Trust
1.054% due 06/11/2027		22,700	22,738
1.156% due 12/10/2044		1,248	1,256
2.365% due 02/10/2029		33,800	34,582
Countrywide Alternative Loan Trust
0.315% due 02/25/2047		244	217
0.334% due 02/20/2047		5,956	4,515
0.335% due 05/25/2047		4,392	3,743
0.345% due 09/25/2046 ^		1,744	1,477
0.349% due 12/20/2046		4,172	3,253
0.364% due 07/20/2046 ^		2,171	1,515
0.365% due 07/25/2046		428	369
1.115% due 12/25/2035		1,059	896
1.115% due 02/25/2036		465	427
2.665% due 02/25/2037 ^		1,878	1,684
6.000% due 10/25/2032		18	18
6.000% due 04/25/2037 ^		233	183
6.250% due 12/25/2033		714	742
Countrywide Home Loan Mortgage Pass-Through Trust
0.385% due 05/25/2035		343	297
0.445% due 04/25/2035		62	52
0.475% due 03/25/2035		548	425
2.125% due 07/19/2031		4	4
2.584% due 09/25/2047 ^		361	326
2.741% due 11/19/2033		158	156
Countrywide Home Loan Reperforming Trust
0.495% due 06/25/2035		5,101	4,603
5.769% due 01/25/2034		15	16
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		10,299	11,014
5.311% due 12/15/2039		35,778	38,228
5.448% due 01/15/2049		19	19
5.460% due 09/15/2039		15,451	16,435
5.467% due 09/15/2039		3,284	3,499
5.857% due 03/15/2039		19,485	20,512
5.999% due 06/15/2038		5,100	5,421
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		59	56
2.315% due 11/25/2033		1,868	1,874
2.700% due 11/25/2034		765	775
5.000% due 09/25/2015		7	7
Credit Suisse Mortgage Capital Certificates
1.340% due 02/15/2029 (a)		71,600	880
2.357% due 07/27/2037		1,256	1,267
2.517% due 09/27/2036		784	790
DBRR Trust
0.853% due 02/25/2045		25,709	25,699
Deco Pan Europe Ltd.
0.419% due 04/27/2018	EUR	2,279	2,811
Deco UK PLC
0.718% due 01/27/2020	GBP	2,816	4,484
Dutch Mortgage Portfolio Loans BV
1.158% due 07/25/2047	EUR	907	1,149
First Horizon Mortgage Pass-Through Trust
2.612% due 08/25/2035		$967	919
First Republic Bank Mortgage Pass-Through Certificates
0.635% due 06/25/2030		256	258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Republic Mortgage Loan Trust
0.454% due 08/15/2032	$2,927	$2,811
0.504% due 11/15/2031	303	287
Fosse Master Issuer PLC
1.631% due 10/18/2054	4,505	4,552
GE Capital Commercial Mortgage Corp.
5.490% due 11/10/2045	4,400	4,521
GE Commercial Mortgage Corp. Trust
5.543% due 12/10/2049	1,800	1,932
GMAC Mortgage Corp. Loan Trust
3.297% due 08/19/2034	2,959	2,968
Greenpoint Mortgage Funding Trust
0.375% due 06/25/2045	378	339
0.385% due 06/25/2045	190	165
0.425% due 11/25/2045	444	354
Greenwich Capital Acceptance, Inc.
3.018% due 06/25/2024	3	3
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	387	388
5.381% due 03/10/2039	539	547
GS Mortgage Securities Trust
4.751% due 07/10/2039	2,735	2,758
4.761% due 07/10/2039	11,040	11,158
GSMPS Mortgage Loan Trust
8.500% due 01/25/2036	238	258
GSR Mortgage Loan Trust
2.600% due 04/25/2036	533	487
2.660% due 09/25/2035	4,027	4,071
2.742% due 01/25/2036 ^	860	816
HarborView Mortgage Loan Trust
0.283% due 03/19/2037	1,176	985
0.333% due 07/19/2046	2,530	1,674
0.373% due 05/19/2035	1,759	1,517
0.393% due 03/19/2036	4,330	3,172
0.893% due 02/19/2034	142	141
4.865% due 08/19/2036 ^	202	186
Hilton USA Trust
1.817% due 11/05/2030 (a)	185,158	717
Impac CMB Trust
1.055% due 10/25/2033	19	19
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	4	4
1.717% due 01/25/2032	1	1
IndyMac Mortgage Loan Trust
0.335% due 07/25/2047	970	765
0.345% due 09/25/2046	1,630	1,416
0.355% due 06/25/2047	887	692
0.365% due 05/25/2046	277	240
0.395% due 07/25/2035	254	230
2.544% due 12/25/2034	53	49
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043	353	359
3.853% due 06/15/2043	8,398	8,496
4.678% due 07/15/2042	371	371
4.818% due 01/15/2042	13,198	13,284
4.846% due 09/12/2037	1,089	1,094
4.878% due 01/15/2042	9,811	9,833
4.899% due 01/12/2037	11,314	11,308
5.335% due 08/12/2037	12,054	12,189
5.394% due 12/15/2044	81	81
5.440% due 06/12/2047	12,483	13,456
5.500% due 10/12/2037	1,300	1,375
5.874% due 02/12/2049	3,328	3,488
5.981% due 06/15/2049	7,937	8,351
JPMorgan Mortgage Trust
2.806% due 04/25/2035	5,131	5,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
4.799% due 12/15/2029		$55	$55
5.150% due 04/15/2030		21,777	21,997
Luminent Mortgage Trust
0.325% due 12/25/2036		1,166	952
0.335% due 12/25/2036		429	324
0.355% due 10/25/2046		380	331
MASTR Adjustable Rate Mortgages Trust
0.365% due 04/25/2046		774	599
2.635% due 11/21/2034		2,192	2,231
MASTR Alternative Loan Trust
5.000% due 04/25/2019		161	165
6.000% due 08/25/2033		1,637	1,758
MASTR Asset Securitization Trust
5.500% due 09/25/2033		205	214
MASTR Seasoned Securitization Trust
6.230% due 09/25/2017		25	26
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.854% due 11/15/2031		1,705	1,710
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.594% due 12/15/2030		1,477	1,419
1.014% due 08/15/2032		109	105
2.610% due 10/20/2029		939	956
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		7,014	6,505
0.405% due 11/25/2035		2,612	2,528
1.155% due 10/25/2035		4,689	4,500
1.572% due 10/25/2035		2,166	2,143
1.832% due 12/25/2032		10	10
6.720% due 11/15/2026		2,841	2,987
Merrill Lynch Mortgage Trust
6.028% due 06/12/2050		603	640
Merrill Lynch Mortgage-Backed Securities Trust
2.791% due 04/25/2037 ^		696	594
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		8,900	9,477
Morgan Stanley Capital Trust
0.301% due 07/12/2044		21,945	21,884
1.085% due 03/15/2045		5,253	5,268
1.480% due 06/15/2044		604	605
4.700% due 07/15/2056		8,144	8,152
4.780% due 12/13/2041		4,420	4,425
4.989% due 08/13/2042		2,175	2,199
5.168% due 01/14/2042		4,343	4,352
5.380% due 11/14/2042		2,803	2,873
5.439% due 02/12/2044		90	90
5.596% due 03/12/2044		3,578	3,718
5.610% due 04/15/2049		1,508	1,515
5.773% due 04/12/2049		855	867
Morgan Stanley Mortgage Loan Trust
0.375% due 02/25/2047		970	314
2.179% due 06/25/2036		189	181
Morgan Stanley Re-REMIC Trust
5.991% due 08/12/2045		3,740	4,072
5.991% due 08/15/2045		2,174	2,367
MortgageIT Trust
0.895% due 12/25/2034		1,540	1,518
Opera Germany No2 PLC
0.671% due 10/20/2014	EUR	4,600	5,800
RBSSP Resecuritization Trust
0.475% due 08/26/2045		$10,813	10,109
0.654% due 09/26/2036		4,759	4,625
0.655% due 10/26/2036		6,432	6,323
2.203% due 12/26/2036		4,376	4,407
2.362% due 10/26/2036		6,077	6,217

64	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.365% due 04/25/2046		$250	$126
0.405% due 08/25/2037		622	505
0.455% due 01/25/2035		494	481
0.455% due 08/25/2035		1,229	979
1.475% due 09/25/2045		782	639
Residential Asset Securitization Trust
2.462% due 12/25/2034		4,404	4,412
5.750% due 02/25/2036 ^		216	182
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		34	35
Royal Bank of Scotland Capital Funding Trust
5.467% due 09/16/2039		8,306	8,829
Selkirk Ltd.
1.329% due 02/20/2041		17,493	17,295
1.860% due 12/20/2041		42,157	41,940
Sequoia Mortgage Trust
0.914% due 10/20/2027		567	538
2.330% due 01/20/2047 ^		325	284
2.639% due 04/20/2035		382	384
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	1,405	1,751
Structured Adjustable Rate Mortgage Loan Trust
1.518% due 01/25/2035		$79	64
2.473% due 02/25/2034		136	138
2.530% due 08/25/2035		938	885
Structured Asset Mortgage Investments Trust
0.285% due 03/25/2037		1,144	892
0.345% due 07/25/2046		3,008	2,472
0.375% due 05/25/2036		7,627	5,749
0.375% due 05/25/2046		1,155	689
0.385% due 05/25/2045		553	507
0.403% due 07/19/2035		6,016	5,645
0.435% due 02/25/2036		39	31
0.443% due 07/19/2034		35	35
0.813% due 09/19/2032		37	36
0.853% due 03/19/2034		485	485
0.853% due 04/19/2035		1,828	1,778
Structured Asset Securities Corp.
4.550% due 02/25/2034		38	39
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032		89	82
2.218% due 01/25/2032		6	6
2.516% due 02/25/2032		114	112
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035		224	213
Thornburg Mortgage Securities Trust
2.244% due 04/25/2045		319	324
TIAA Seasoned Commercial Mortgage Trust
5.573% due 08/15/2039		25,099	25,688
Vulcan European Loan Conduit Ltd.
0.478% due 05/15/2017	EUR	1,891	2,359
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020		$1,080	1,075
4.803% due 10/15/2041		80	80
5.421% due 04/15/2047		311	311
5.449% due 12/15/2044		10,818	11,200
5.558% due 03/15/2045		2,038	2,132
5.928% due 06/15/2049		206	209
WaMu Commercial Mortgage Securities Trust
5.525% due 03/23/2045		33,064	33,940
WaMu Mortgage Pass-Through Certificates Trust
0.415% due 11/25/2045		156	148
0.425% due 12/25/2045		279	269
0.445% due 10/25/2045		606	583
0.465% due 01/25/2045		224	215
0.817% due 02/25/2047		786	652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.845% due 01/25/2047		$557	$526
0.855% due 01/25/2047		1,193	1,006
0.875% due 04/25/2047		1,663	1,513
0.925% due 12/25/2046		2,263	2,160
0.935% due 12/25/2046		1,149	962
1.115% due 02/25/2046		2,764	2,644
1.115% due 08/25/2046		15,906	14,125
1.315% due 11/25/2042		403	396
1.515% due 06/25/2042		569	554
1.515% due 08/25/2042		585	568
1.831% due 01/25/2037 ^		660	573
1.926% due 02/27/2034		83	83
1.926% due 01/25/2047		308	298
1.941% due 04/25/2037		442	387
2.049% due 12/25/2036 ^		424	375
2.143% due 03/25/2033		87	88
2.176% due 07/25/2046		301	275
2.176% due 08/25/2046		7,532	7,124
2.176% due 09/25/2046		554	522
2.176% due 11/25/2046		194	180
2.176% due 12/25/2046		1,145	1,118
2.187% due 02/25/2037 ^		1,115	940
2.226% due 09/25/2036 ^		771	706
2.309% due 02/25/2037 ^		1,277	1,112
2.375% due 02/25/2037 ^		2,586	2,299
2.376% due 06/25/2034		2,681	2,746
2.407% due 09/25/2033		2,506	2,609
2.442% due 09/25/2033		968	985
2.843% due 05/25/2037 ^		868	725
Washington Mutual Mortgage Pass-Through Certificates Trust
1.085% due 05/25/2046		622	483
2.027% due 02/25/2033		41	41
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 12/25/2034		1,794	1,823
2.612% due 07/25/2036 ^		887	870
2.614% due 06/25/2035		2,806	2,842
2.615% due 03/25/2036		234	234
2.618% due 09/25/2034		246	253
Wells Fargo-RBS Commercial Mortgage Trust
0.864% due 08/15/2045		712	713
1.081% due 04/15/2045		936	939
1.456% due 11/15/2044		1,508	1,518
1.607% due 06/15/2044		2,573	2,583
2.501% due 02/15/2044		385	388

Total Mortgage-Backed Securities (Cost $952,904)			942,661

ASSET-BACKED SECURITIES 7.4%
ACA CLO Ltd.
0.484% due 07/25/2018		1,646	1,646
0.484% due 01/20/2021		2,654	2,648
ACAS CLO Ltd.
0.444% due 04/20/2021		7,220	7,165
ACE Securities Corp.
0.215% due 10/25/2036		22	8
Aimco CLO
0.482% due 08/20/2020		2,640	2,618
0.484% due 10/20/2019		3,226	3,213
Alba SPV SRL
1.701% due 04/20/2040	EUR	15,128	19,187
ALM Ltd.
1.464% due 02/13/2023		$36,550	36,547
American Express Credit Account Master Trust
1.260% due 01/15/2020		15,900	15,848
American Money Management Corp. CLO Ltd.
0.484% due 12/19/2019		474	474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AmeriCredit Automobile Receivables
0.475% due 04/09/2018		$16,500	$16,506
Amortizing Residential Collateral Trust
0.735% due 07/25/2032		63	59
0.855% due 10/25/2031		366	332
0.855% due 08/25/2032		325	298
Amresco Residential Securities Corp. Mortgage Loan Trust
1.095% due 06/25/2029		99	92
Apidos CDO Ltd.
0.495% due 06/12/2020		1,640	1,636
Apidos Quattro CDO
0.484% due 01/20/2019		6,222	6,203
Ares CLO Ltd.
0.865% due 11/25/2020		23,959	23,905
Asset-Backed Funding Certificates Trust
0.855% due 06/25/2034		676	637
Asset-Backed Securities Corp. Home Equity Loan Trust
0.235% due 05/25/2037		36	22
0.705% due 09/25/2034		181	181
Atrium CDO Corp.
0.482% due 07/20/2020		444	440
1.338% due 11/16/2022		35,400	35,049
Babson CLO Ltd.
0.459% due 01/18/2021		1,831	1,820
Bacchus Ltd.
0.474% due 01/20/2019		1,352	1,350
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036		57	57
0.815% due 10/25/2032		502	480
0.955% due 10/27/2032		82	79
1.155% due 10/25/2037		2,572	2,419
1.155% due 11/25/2042		39	38
BlueMountain CLO Ltd.
0.471% due 11/15/2017		830	830
Bravo Mortgage Asset Trust
0.395% due 07/25/2036		1,149	1,084
Cairn CLO BV
0.663% due 10/15/2022	EUR	3,525	4,452
Carlyle High Yield Partners Ltd.
0.449% due 04/19/2022		$13,970	13,758
0.459% due 04/19/2022		1,438	1,419
Carrington Mortgage Loan Trust
0.475% due 10/25/2035		136	136
CELF Low Levered Partners PLC
0.472% due 03/04/2024	EUR	2,943	3,654
Chase Funding Trust
0.795% due 08/25/2032		$30	28
CIT Group Home Equity Loan Trust
0.695% due 06/25/2033		36	34
Citibank Credit Card Issuance Trust
0.274% due 12/17/2018		15,924	15,861
4.150% due 07/07/2017		1,550	1,594
4.850% due 03/10/2017		7,000	7,139
Citibank Omni Master Trust
4.900% due 11/15/2018		61,202	61,550
Citigroup Mortgage Loan Trust, Inc.
0.215% due 07/25/2045		601	532
COA Summit CLO Ltd.
1.584% due 04/20/2023		9,600	9,595
Commercial Industrial Finance Corp.
1.382% due 08/14/2024		34,200	34,259
ContiMortgage Home Equity Loan Trust
0.834% due 03/15/2027		1	1
Cornerstone CLO Ltd.
0.454% due 07/15/2021		10,800	10,736

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.255% due 08/25/2037		$3,325	$3,301
0.335% due 06/25/2036		41	40
0.335% due 09/25/2036		578	565
0.345% due 06/25/2036		401	393
0.635% due 12/25/2031		44	34
0.895% due 05/25/2032		239	228
1.015% due 05/25/2033		10	9
Countrywide Home Equity Loan Trust
0.294% due 01/15/2037		41	38
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		3	3
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		65	37
0.276% due 07/25/2037		499	331
Delta Funding Home Equity Loan Trust
0.974% due 09/15/2029		34	31
Drug Royalty LP
3.082% due 07/15/2023		11,967	12,054
Dryden Leveraged Loan CDO
0.474% due 10/20/2020		3,547	3,524
Dryden Senior Loan Fund
1.404% due 01/15/2022		24,100	24,093
Duane Street CLO Ltd.
0.484% due 01/11/2021		2,983	2,961
Duchess CLO BV
0.383% due 02/28/2023	EUR	3,604	4,490
Eaton Vance CDO PLC
0.332% due 03/25/2026		788	977
Educational Services of America, Inc.
0.885% due 04/25/2039		$8,375	8,406
EMC Mortgage Loan Trust
0.855% due 01/25/2041		565	553
0.895% due 05/25/2040		62	57
Equity One Mortgage Pass-Through Trust
0.455% due 04/25/2034		590	490
0.715% due 11/25/2032		327	310
Eurocredit CDO PLC
0.536% due 01/16/2022	EUR	10,713	13,464
0.636% due 04/17/2023		592	744
Fairbanks Capital Mortgage Loan Trust
1.430% due 05/25/2028		$261	254
First NLC Trust
0.225% due 08/25/2037		606	338
Flagship CLO
0.463% due 09/20/2019		1,020	1,016
Ford Credit Auto Lease Trust
0.314% due 03/15/2017		39,200	39,210
0.334% due 10/15/2016		21,500	21,496
Fore CLO Ltd.
0.479% due 07/20/2019		7,742	7,711
Four Corners CLO Ltd.
0.505% due 01/26/2020		2,499	2,487
Franklin CLO Ltd.
0.494% due 06/15/2018		3,854	3,833
Fraser Sullivan CLO Ltd.
0.494% due 03/15/2020		169	169
Galaxy CLO Ltd.
1.522% due 08/20/2022		3,000	2,990
Gallatin CLO Ltd.
1.432% due 07/15/2023		32,000	31,942
Golden Knight CDO Corp.
0.474% due 04/15/2019		6,284	6,263
Goldentree Loan Opportunities Ltd.
0.929% due 10/18/2021		1,350	1,348
Gracechurch Card Funding PLC
0.854% due 02/15/2017		74,100	74,257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Home Equity Loan Trust
0.514% due 01/15/2030		$88	$82
Gresham Capital CLO BV
0.587% due 03/23/2026	EUR	1,534	1,936
GSAMP Trust
0.225% due 12/25/2036		$448	246
Harbourmaster CLO BV
0.422% due 05/08/2023	EUR	1,842	2,313
HarbourView CLO
0.484% due 12/27/2019		$535	529
Hewett’s Island CDO Ltd.
0.452% due 06/09/2019		435	433
Highbridge Loan Management Ltd.
1.485% due 09/20/2022		13,075	13,075
Home Equity Asset Trust
1.075% due 02/25/2033		1	1
HSI Asset Loan Obligation Trust
0.215% due 12/25/2036		133	62
Hyundai Capital Auto Funding Ltd.
1.154% due 09/20/2016		383	383
ING Investment Management CLO Ltd.
0.453% due 12/13/2020		1,079	1,078
0.483% due 12/13/2020		2,941	2,916
Inwood Park CDO Ltd.
0.459% due 01/20/2021		807	805
Irwin Whole Loan Home Equity Trust
0.695% due 07/25/2032		51	47
Jersey Street CLO Ltd.
0.484% due 10/20/2018		1,683	1,680
JPMorgan Mortgage Acquisition Trust
0.215% due 03/25/2047		92	90
Jubilee CDO BV
0.532% due 08/21/2021	EUR	1,176	1,478
Landmark CDO Ltd.
0.509% due 07/15/2018		$1,364	1,365
LCM LP
1.494% due 04/15/2022		45,900	45,922
Lehman ABS Mortgage Loan Trust
0.245% due 06/25/2037		505	325
Lehman XS Trust
0.305% due 04/25/2037 ^		1,481	1,091
Leopard CLO BV
0.677% due 04/21/2020	EUR	669	845
Lightpoint CLO
0.483% due 08/05/2019		$1,557	1,551
LightPoint Pan-European CLO PLC
0.459% due 01/31/2022	EUR	486	612
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034		$359	329
0.855% due 03/25/2032		60	56
Madison Park Funding Ltd.
0.503% due 05/10/2019		12	12
1.481% due 04/22/2022		34,650	34,597
1.484% due 06/15/2022		1,977	1,975
Malin CLO BV
0.402% due 05/07/2023	EUR	3,508	4,378
Marathon CLO Ltd.
0.503% due 12/20/2019		$311	311
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		2,511	2,534
MASTR Asset-Backed Securities Trust
0.205% due 11/25/2036		80	37
0.205% due 01/25/2037		435	174
Merrill Lynch Mortgage Investors Trust
0.235% due 09/25/2037		6	2
0.275% due 02/25/2037		407	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
0.215% due 05/25/2037		$286	$195
0.255% due 09/25/2036		25	15
0.955% due 07/25/2037		426	406
Morgan Stanley Investment Management Croton Ltd.
0.494% due 01/15/2018		3,302	3,305
Morgan Stanley Investment Management Mezzano BV
1.179% due 05/15/2024	EUR	447	561
Morgan Stanley IXIS Real Estate Capital Trust
0.205% due 11/25/2036		$12	7
Motor PLC
1.286% due 02/25/2020		555	556
Mountain Capital CLO Ltd.
0.474% due 09/15/2018		484	484
MT Wilson CLO Ltd.
0.464% due 07/11/2020		2,190	2,185
Nash Point CLO
0.548% due 07/25/2022	EUR	341	428
National Collegiate Student Loan Trust
0.285% due 11/27/2028		$2,744	2,717
0.295% due 12/27/2027		1,085	1,074
0.395% due 07/25/2028		14,855	14,780
Nautique Funding Ltd.
0.484% due 04/15/2020		904	898
Navient Student Loan Trust
0.854% due 09/16/2024		7,726	7,731
Nelnet Education Loan Funding, Inc.
0.375% due 08/26/2019		255	255
Nelnet Student Loan Trust
0.934% due 07/25/2018		184	184
Neuberger Berman CLO Ltd.
1.384% due 07/25/2023		26,000	26,046
New Century Home Equity Loan Trust
0.335% due 05/25/2036		643	426
North Carolina State Education Assistance Authority
0.684% due 10/26/2020		115	115
Northstar Education Finance, Inc.
0.375% due 01/30/2017		3,864	3,836
0.856% due 12/26/2031		17,474	17,568
Oak Hill Credit Partners Ltd.
0.481% due 05/17/2021		125	125
Octagon Investment Partners Ltd.
0.473% due 04/23/2020		662	658
1.508% due 05/05/2023		49,100	49,044
OneMain Financial Issuance Trust
2.430% due 06/18/2024		10,100	10,100
Option One Mortgage Loan Trust
0.695% due 08/25/2032		154	141
Option One Mortgage Loan Trust Asset-Backed Certificates
0.695% due 06/25/2032		22	21
Panhandle-Plains Higher Education Authority, Inc.
1.365% due 10/01/2035		1,288	1,307
Park Place Securities, Inc.
0.415% due 09/25/2035		390	388
Popular ABS Mortgage Pass-Through Trust
0.245% due 06/25/2047 ^		408	396
Prospero CLO BV
0.441% due 10/20/2022	EUR	583	730
Race Point CLO Ltd.
0.494% due 04/15/2020		$8,038	8,021
1.534% due 12/15/2022		54,350	54,469
Renaissance Home Equity Loan Trust
0.515% due 11/25/2034		215	183
0.655% due 12/25/2033		358	349
1.035% due 08/25/2033		684	648

66	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.715% due 06/25/2032		$6	$5
Residential Asset Securities Corp. Trust
0.655% due 07/25/2032 ^		81	70
Santander Drive Auto Receivables Trust
1.040% due 08/15/2016		684	684
Saturn CLO Ltd.
0.459% due 05/13/2022		6,461	6,420
SLC Student Loan Trust
0.314% due 06/15/2022		7,814	7,797
SLM Private Credit Student Loan Trust
0.414% due 03/15/2024		1,664	1,654
SLM Private Education Loan Trust
0.904% due 10/16/2023		1,084	1,089
1.204% due 06/15/2023		748	753
1.254% due 12/15/2021		3,020	3,031
SLM Student Loan Trust
0.234% due 07/25/2017		398	397
0.304% due 04/27/2020		2,976	2,975
0.304% due 04/25/2022		7,247	7,241
0.314% due 07/25/2019		2,131	2,128
0.354% due 01/27/2025		8,286	8,273
0.384% due 01/25/2021		1,159	1,159
0.415% due 05/25/2018		11,202	11,204
0.855% due 01/25/2029		10,742	10,855
1.734% due 04/25/2023		11,418	11,844
South Carolina Student Loan Corp.
0.324% due 12/02/2019		1,613	1,612
0.784% due 03/01/2018		336	337
Specialty Underwriting & Residential Finance Trust
0.835% due 01/25/2034		90	79
Stanfield Bristol CLO Ltd.
0.494% due 10/15/2019		58	58
Stone Tower CLO Ltd.
0.463% due 04/17/2021		3,505	3,469
Stoney Lane Funding Corp.
0.473% due 04/18/2022		3,203	3,178
Structured Asset Securities Corp. Mortgage Loan Trust
0.255% due 01/25/2037		81	81
1.655% due 04/25/2035		1,671	1,628
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.735% due 01/25/2033		883	826
Symphony CLO Ltd.
1.335% due 01/09/2023		15,850	15,850
Theseus European CLO S.A.
0.518% due 08/27/2022	EUR	413	517
Trimaran CLO Ltd.
0.490% due 11/01/2018		$268	268
Venture CDO Ltd.
0.452% due 07/22/2021		1,750	1,735
0.512% due 07/22/2021		9,300	9,196
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036		74	38
WG Horizons CLO
0.498% due 05/24/2019		3,637	3,602
WhiteHorse Ltd.
0.510% due 05/01/2018		3,619	3,621
0.710% due 05/01/2018		750	749

Total Asset-Backed Securities (Cost $1,081,374)			1,076,304

SOVEREIGN ISSUES 6.1%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		16,800	17,262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	365,000	$137,376
0.000% due 01/01/2016		66,000	23,367
Development Bank of Japan, Inc.
0.433% due 04/17/2015		$45,500	45,538
0.545% due 02/23/2015		7,500	7,508
0.565% due 02/25/2015		6,900	6,907
1.625% due 10/05/2016		30,000	30,516
1.736% due 04/27/2017		12,000	12,084
2.750% due 03/15/2016		10,000	10,317
Export-Import Bank of Korea
0.935% due 11/26/2016		2,000	2,012
0.984% due 01/14/2017		9,625	9,689
1.085% due 09/17/2016		15,800	15,963
1.250% due 11/20/2015		27,420	27,566
2.033% due 03/21/2015		18,000	18,106
3.750% due 10/20/2016		17,700	18,645
4.000% due 01/11/2017		2,900	3,060
4.125% due 09/09/2015		41,866	43,235
5.125% due 03/16/2015		2,000	2,040
5.875% due 01/14/2015		17,603	17,860
Japan Bank for International Cooperation
0.594% due 11/13/2018		50,000	50,071
2.500% due 01/21/2016		14,200	14,578
2.500% due 05/18/2016		5,000	5,155
5.250% due 03/23/2016		10,000	10,693
Japan Finance Organization for Municipalities
0.885% due 05/22/2017		27,000	27,159
Junta Comunidades de Castilla-La Mancha
4.707% due 11/15/2014		9,950	9,773
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	500	746
Kommunalbanken A/S
0.369% due 05/02/2019		$50,000	50,353
Korea Housing Finance Corp.
3.500% due 12/15/2016		2,800	2,928
4.125% due 12/15/2015		4,250	4,404
Korea Land & Housing Corp.
1.875% due 08/02/2017		14,800	14,843
Poland Government International Bond
3.875% due 07/16/2015		15,020	15,433
Province of Ontario
1.000% due 07/22/2016		42,000	42,219
Qatar Government International Bond
4.000% due 01/20/2015		400	404
Slovenia Government International Bond
2.750% due 03/17/2015	EUR	7,400	9,463
4.000% due 02/17/2016		583	773
4.700% due 11/01/2016		54,400	74,201
State of North Rhine-Westphalia
0.535% due 04/28/2017		$45,200	45,495
0.559% due 05/03/2017		29,000	29,043
0.934% due 07/11/2017		32,900	33,492

Total Sovereign Issues (Cost $904,421)			890,277

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		184,000	4,953

Total Preferred Securities (Cost $4,959)			4,953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.2%

CERTIFICATES OF DEPOSIT 3.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015	$90,300	$90,304
Credit Suisse
0.555% due 08/24/2015	49,600	49,589
0.610% due 01/28/2016	1,400	1,401
Intesa Sanpaolo SpA
1.614% due 04/11/2016	29,800	30,072
1.650% due 04/07/2015	163,450	164,065
Itau Unibanco Holding S.A.
1.152% due 06/04/2015	89,500	89,502
1.190% due 06/26/2015	17,000	17,002
Kookmin Bank
0.744% due 07/15/2015	10,000	10,000
0.775% due 05/04/2015	15,000	15,000
0.805% due 04/27/2015	36,300	36,300

		503,235

COMMERCIAL PAPER 6.4%
Daimler Finance North America LLC
0.610% due 03/02/2015	6,600	6,589
ENI Coordination Center S.A.
0.500% due 03/20/2015	4,950	4,942
ENI Finance USA, Inc.
0.071% due 10/26/2015	20,000	19,983
0.570% due 06/24/2015	24,000	23,920
0.614% due 04/10/2015	34,500	34,501
0.626% due 02/17/2015	24,650	24,652
Entergy Corp.
0.870% due 10/07/2014	6,000	5,999
0.870% due 10/20/2014	10,010	10,005
0.870% due 11/03/2014	9,800	9,792
0.890% due 01/20/2015	2,500	2,496
0.900% due 10/02/2014	7,000	7,000
0.900% due 01/20/2015	1,500	1,498
0.910% due 01/06/2015	12,100	12,084
0.920% due 01/21/2015	15,800	15,775
Ford Motor Credit Co.
0.680% due 04/01/2015	25,900	25,821
0.680% due 04/06/2015	8,000	7,975
0.680% due 04/20/2015	38,400	38,266
0.760% due 01/05/2015	14,000	13,981
0.900% due 10/03/2014	7,300	7,300
Glencore Funding LLC
0.520% due 10/08/2014	1,800	1,800
0.610% due 10/07/2014	5,000	5,000
0.650% due 10/16/2014	6,100	6,098
Greensill Capital SCF S.A.
5.576% due 03/02/2015 (d)	4,914	4,799
5.830% due 03/04/2015 (d)	44,527	43,485
Holcim U.S. Finance SARL & Cie S.C.S.
0.380% due 10/14/2014	25,900	25,896
0.390% due 10/22/2014	16,500	16,496
Kansas City Southern Railway
0.500% due 10/08/2014	9,500	9,499
0.560% due 10/14/2014	12,800	12,797
Kansas City Southern Railway Co.
0.580% due 10/06/2014	7,250	7,249
Mohawk Industries, Inc.
0.570% due 10/14/2014	10,200	10,198
0.650% due 11/13/2014	21,500	21,483
0.670% due 11/13/2014	3,950	3,947
NiSource Finance Corp.
0.580% due 10/16/2014	300	300
0.620% due 10/10/2014	14,000	13,998

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	67

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.620% due 10/15/2014	$12,900	$12,897
0.620% due 10/17/2014	6,500	6,498
0.620% due 10/24/2014	41,700	41,683
0.860% due 10/09/2014	48,500	48,491
Tesco Treasury Services PLC
0.985% due 08/18/2015	6,600	6,551
1.024% due 08/17/2015	140,000	138,967
Thermo Fisher Scientific, Inc.
0.410% due 11/05/2014	24,000	23,990
Vodafone Group PLC
0.475% due 04/10/2015	5,000	4,989
0.510% due 04/10/2015	18,000	17,960
0.530% due 06/02/2015	15,000	14,954
0.550% due 04/01/2015	125,000	124,744
0.600% due 08/03/2015	1,500	1,494
WPP CP LLC
0.540% due 12/10/2014	13,000	12,993
0.540% due 12/11/2014	17,000	16,991

		928,826

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 1.7%
			$249,375

SHORT-TERM NOTES 0.1%
Pacific Gas & Electric Co.
0.433% due 05/11/2015		$20,000	20,014

SLOVENIA TREASURY BILLS 0.2%
0.846% due 10/16/2014 - 04/09/2015 (c)	EUR	18,725	23,638

U.S. TREASURY BILLS 0.3%
0.041% due 11/06/2014 - 03/26/2015 (c)(g)(i)		$44,983	44,979

Total Short-Term Instruments (Cost $1,770,771)			1,770,067

Total Investments in Securities (Cost $14,722,689)			14,691,477

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%
PIMCO Short-Term Floating NAV Portfolio	764	$8
PIMCO Short-Term Floating NAV Portfolio III	13,956,324	139,437

Total Short-Term Instruments (Cost $139,446)		139,445

Total Investments in Affiliates (Cost $139,446)		139,445

Total Investments 102.1% (Cost $14,862,135)		$14,830,922

Financial Derivative Instruments (f)(h) 0.5% (Cost or Premiums, net $34,164)		70,830

Other Assets and Liabilities, net (2.6%)		(378,443)

Net Assets 100.0%		$14,523,309

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Greensill Capital SCF S.A.	5.576%	03/02/2015	09/09/2014	$4,803	$4,799	0.03%
Greensill Capital SCF S.A.	5.830%	03/04/2015	09/03/2014	43,462	43,485	0.30%

				$48,265	$48,384	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	(0.600%)	10/01/2014	10/31/2014	$249,375	U.S. Treasury Notes 1.750% due 09/30/2019	$(249,748)	$249,375	$249,375

Total Repurchase Agreements						$(249,748)	$249,375	$249,375

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RYL	0.030%	09/30/2014	10/01/2014	$(5,194)	$(5,194)

Total Reverse Repurchase Agreements					$(5,194)

68	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	(0.010%)	09/30/2014	10/01/2014	$(233,035)	$(233,035)
TDM	0.170%	09/30/2014	10/15/2014	(11,375)	(11,383)

Total Sale-Buyback Transactions					$(244,418)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $377,264 at a weighted average interest rate of (0.319%).
(3)	Payable for sale-buyback transactions includes $7 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Securities	with an aggregate market value of $249,730 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$249,375	$0	$0	$0	$249,375	$(249,748)	$(373)
RYL	0	(5,194)	0	0	(5,194)	4,391	(803)

Master Securities Forward Transaction Agreement
GSC	0	0	(233,035)	0	(233,035)	233,154	119
TDM	0	0	(11,383)	0	(11,383)	11,388	5

Total Borrowings and Other Financing Transactions	$249,375	$(5,194)	$(244,418)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2016	17,700	$(3,344)	$0	$(885)
90-Day Eurodollar March Futures	Long	03/2017	5,273	(1,984)	0	(330)
90-Day Eurodollar March Futures	Short	03/2018	22,973	3,233	861	0

Total Futures Contracts				$(2,095)	$861	$(1,215)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	$2,162,000	$(1,295)	$1,494	$522	$0

Total Swap Agreements					$(1,295)	$1,494	$522	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(g)	Securities with an aggregate market value of $31,547 and cash of $1,100 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$861	$522	$1,383	$0	$(1,215)	$0	$(1,215)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	69

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		DKK	168,000	$		30,140	$1,634	$0
	10/2014	$		31,794		AUD	35,808	0	(443)
	10/2014			267,199		EUR	209,732	0	(2,296)
	10/2014			439,781		JPY	48,036,080	0	(1,796)
	11/2014		AUD	35,808	$		31,719	440	0
	11/2014		EUR	209,732			267,255	2,297	0
	11/2014		JPY	48,036,080			439,891	1,808	0
	03/2015		EUR	3,400			4,630	330	0

BPS	10/2014		DKK	100,000			17,929	961	0
	10/2014		MXN	64,290			4,887	107	0
	10/2014	$		3,626		EUR	2,766	0	(132)
	11/2014		EUR	48,140	$		62,078	1,262	0
	11/2014	$		1,189		EUR	926	0	(19)
	12/2014		MXN	1,128	$		86	2	0
	12/2014	$		1,995		MXN	26,720	0	(16)
	07/2015		BRL	365,000	$		144,795	6,060	0
	01/2016			32,000			12,573	999	0

BRC	10/2014		GBP	10,538			17,427	344	0
	10/2014	$		175,922		DKK	968,000	0	(11,675)
	10/2014			150,957		EUR	116,406	0	(3,931)
	11/2014		EUR	8,000	$		10,917	810	0
	12/2014		GBP	13,291			21,585	52	0
	12/2014		MXN	31,711			2,403	55	0
	12/2014	$		67,115		GBP	41,013	0	(668)
	03/2015		EUR	3,400	$		4,667	367	0
	02/2016			600			833	68	0

CBK	10/2014		DKK	200,000			36,016	2,081	0
	10/2014		EUR	9,725			13,186	901	0
	10/2014	$		144,840		EUR	110,265	0	(5,570)

DUB	10/2014		DKK	500,000	$		89,985	5,146	0
	10/2014		JPY	48,036,080			461,164	23,178	0
	12/2014	$		3,923		MXN	51,675	0	(95)
	03/2015		EUR	400	$		554	48	0
	04/2015			1,000			1,380	115	0

FBF	11/2014	$		318,457		JPY	34,840,000	0	(721)

GLM	10/2014		EUR	15,368	$		19,773	363	0
	11/2014			1,834			2,335	18	0
	12/2014		MXN	10,225			781	24	0

HUS	10/2014		EUR	6,538			8,620	362	0

JPM	10/2014		AUD	35,808			33,287	1,936	0
	10/2014	$		2,649		EUR	2,042	0	(70)
	12/2014		GBP	70,879	$		114,253	0	(583)

MSB	10/2014		EUR	421,164			555,892	23,941	0

RBC	10/2014	$		2,405		EUR	1,859	0	(57)

RYL	12/2015		GBP	10,899	$		17,759	174	0

UAG	01/2016		BRL	34,000			13,143	846	0

Total Forward Foreign Currency Contracts								$76,729	$(28,072)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	02/26/2015	$1,220,000	$4,804	$1,332

BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	122,100	305	269

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	3,611,000	9,028	7,972

FBF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700%	07/17/2015	2,375,000	1,069	258

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	03/18/2015	1,500,000	4,600	2,062

70	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Pay	1.750%	07/21/2015	$2,656,920	$758	$461
	Call - OTC 1-Year Interest Rate Swap (Effective 07/25/2016)	3-Month USD-LIBOR	Pay	2.025%	07/21/2015	2,530,400	9,197	6,499
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700%	07/17/2015	1,340,000	602	146

							$30,363	$18,999

Total Purchased Options							$30,363	$18,999

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015	$	2,656,920	$(9,956)	$(8,489)

Total Written Options								$(9,956)	$(8,489)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	$3,750,000	$(9,356)
Sales	10,700,320	(24,758)
Closing Buys	(11,793,400)	24,158
Expirations	0	0
Exercised	0	0

Balance at End of Period	$2,656,920	$(9,956)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	HeidelbergCement Finance BV	5.000%	06/20/2019	1.588%	EUR	10,000	$2,394	$(417)	$1,977	$0
	Lafarge S.A.	1.000%	06/20/2019	0.890%		15,000	(89)	191	102	0

BPS	Domtar Corp.	1.000%	06/20/2019	1.680%	$	19,150	(325)	(251)	0	(576)

BRC	Wendel S.A.	1.000%	09/20/2019	1.117%	EUR	10,700	(79)	5	0	(74)

CBK	HeidelbergCement Finance BV	5.000%	06/20/2019	1.588%		8,200	1,957	(336)	1,621	0
	Lafarge S.A.	1.000%	06/20/2019	0.890%		11,500	(68)	146	78	0
	Wendel S.A.	1.000%	09/20/2019	1.117%		300	(1)	(1)	0	(2)
	Wendel S.A.	5.000%	09/20/2019	1.117%		3,100	813	(70)	743	0

FBF	HeidelbergCement Finance BV	5.000%	06/20/2019	1.588%		21,500	5,117	(866)	4,251	0
	Volvo Treasury AB	1.000%	09/20/2019	0.990%		18,300	133	(115)	18	0
	Wendel S.A.	5.000%	09/20/2019	1.117%		14,000	3,709	(355)	3,354	0

GST	Tokyo Electric Power Co., Inc.	1.000%	03/20/2015	0.658%	JPY	40,000	(4)	5	1	0
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2016	0.908%		470,000	(110)	117	7	0
	Wendel S.A.	5.000%	09/20/2019	1.117%	EUR	5,400	1,421	(127)	1,294	0

HUS	HeidelbergCement Finance BV	5.000%	06/20/2019	1.588%		2,000	473	(78)	395	0

JPM	Domtar Corp.	1.000%	03/20/2019	1.539%	$	1,250	(23)	(5)	0	(28)
	Volvo Treasury AB	1.000%	09/20/2019	0.990%	EUR	9,700	82	(72)	10	0

MYC	Domtar Corp.	1.000%	06/20/2019	1.680%	$	1,990	(33)	(27)	0	(60)
	Domtar Corp.	1.000%	09/20/2019	1.806%		18,200	(591)	(87)	0	(678)

							$14,776	$(2,343)	$13,851	$(1,418)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$56,399	$(238)	$28	$0	$(210)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	195,762	(781)	53	0	(728)

					$(1,019)	$81	$0	$(938)

Total Swap Agreements					$13,757	$(2,262)	$13,851	$(2,356)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	71

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(i)	Securities with an aggregate market value of $13,389 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$6,509	$1,332	$2,079	$9,920	$(4,535)	$0	$0	$(4,535)	$5,385	$(5,330)	$55
BPS	9,391	0	0	9,391	(167)	0	(576)	(743)	8,648	(8,560)	88
BRC	1,696	269	0	1,965	(16,274)	0	(74)	(16,348)	(14,383)	12,759	(1,624)
CBK	2,982	7,972	2,442	13,396	(5,570)	0	(2)	(5,572)	7,824	(8,210)	(386)
DUB	28,487	0	0	28,487	(95)	0	0	(95)	28,392	(26,670)	1,722
FBF	0	258	7,623	7,881	(721)	0	(210)	(931)	6,950	(7,740)	(790)
GLM	405	2,062	0	2,467	0	0	0	0	2,467	(2,240)	227
GST	0	0	1,302	1,302	0	0	(728)	(728)	574	(570)	4
HUS	362	0	395	757	0	0	0	0	757	(530)	227
JPM	1,936	7,106	10	9,052	(653)	(8,489)	(28)	(9,170)	(118)	(120)	(238)
MSB	23,941	0	0	23,941	0	0	0	0	23,941	(21,187)	2,754
MYC	0	0	0	0	0	0	(738)	(738)	(738)	593	(145)
RBC	0	0	0	0	(57)	0	0	(57)	(57)	0	(57)
RYL	174	0	0	174	0	0	0	0	174	(230)	(56)
UAG	846	0	0	846	0	0	0	0	846	(850)	(4)

Total Over the Counter	$76,729	$18,999	$13,851	$109,579	$(28,072)	$(8,489)	$(2,356)	$(38,917)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$861	$861
Swap Agreements	0	0	0	0	522	522

	$0	$0	$0	$0	$1,383	$1,383

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76,729	$0	$76,729
Purchased Options	0	0	0	0	18,999	18,999
Swap Agreements	0	13,851	0	0	0	13,851

	$0	$13,852	$0	$76,728	$18,999	$109,579

	$0	$13,852	$0	$76,728	$20,382	$110,962

72	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,215	$1,215

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,072	$0	$28,072
Written Options	0	0	0	0	8,489	8,489
Swap Agreements	0	2,356	0	0	0	2,356

	$0	$2,356	$0	$28,072	$8,489	$38,917

	$0	$2,356	$0	$28,072	$9,704	$40,132

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23,090	$23,090
Swap Agreements	0	1,368	0	0	(6,102)	(4,734)

	$0	$1,368	$0	$0	$16,988	$18,356

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,297	$0	$27,297
Written Options	0	0	0	0	9,733	9,733
Swap Agreements	0	13,963	0	474	0	14,437

	$0	$13,963	$0	$27,771	$9,733	$51,467

	$0	$15,331	$0	$27,771	$26,721	$69,823

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,095)	$(2,095)
Swap Agreements	0	0	0	0	6,655	6,655

	$0	$0	$0	$0	$4,560	$4,560

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$55,915	$0	$55,915
Purchased Options	0	0	0	0	(14,799)	(14,799)
Written Options	0	0	0	0	4,601	4,601
Swap Agreements	0	(6,631)	0	(359)	0	(6,990)

	$0	$(6,631)	$0	$55,556	$(10,198)	$38,727

	$0	$(6,631)	$0	$55,556	$(5,638)	$43,287

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$77,293	$0	$77,293
Corporate Bonds & Notes
Banking & Finance	0	5,132,929	0	5,132,929
Industrials	0	2,799,306	16,924	2,816,230
Utilities	0	1,368,308	0	1,368,308
Municipal Bonds & Notes
Arkansas	0	5,724	0	5,724
California	0	87,806	0	87,806
Georgia	0	2,010	0	2,010
Hawaii	0	1,405	0	1,405
Massachusetts	0	10,321	0	10,321
New Jersey	0	11,185	0	11,185
New York	0	34,452	0	34,452
North Carolina	0	4,061	0	4,061
Ohio	0	9,375	0	9,375

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Oregon	$0	$1,001	$0	$1,001
South Dakota	0	1,040	0	1,040
U.S. Government Agencies	0	437,194	6,881	444,075
Mortgage-Backed Securities	0	870,731	71,930	942,661
Asset-Backed Securities	0	1,065,821	10,483	1,076,304
Sovereign Issues	0	861,234	29,043	890,277
Preferred Securities
Banking & Finance	4,953	0	0	4,953
Short-Term Instruments
Certificates of Deposit	0	503,235	0	503,235
Commercial Paper	0	904,044	24,782	928,826
Repurchase Agreements	0	249,375	0	249,375
Short-Term Notes	0	20,014	0	20,014
Slovenia Treasury Bills	0	23,638	0	23,638
U.S. Treasury Bills	0	44,979	0	44,979
	$4,953	$14,526,481	$160,043	$14,691,477

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	73

Schedule of Investments PIMCO Short-Term Fund (Cont.)

September 30, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$139,445	$0	$0	$139,445

Total Investments	$144,398	$14,526,481	$160,043	$14,830,922

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	861	522	0	1,383
Over the counter	0	109,579	0	109,579
	$861	$110,101	$0	$110,962

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1,215)	$0	$0	$(1,215)
Over the counter	0	(38,917)	0	(38,917)
	$(1,215)	$(38,917)	$0	$(40,132)

Totals	$144,044	$14,597,665	$160,043	$14,901,752

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$104,640	$0	$(25,152)	$29	$116	$78	$0	$(79,711)	$0	$0
Industrials	0	17,856	(620)	(90)	(83)	(139)	0	0	16,924	(139)
U.S. Government Agencies	8,028	0	(1,149)	0	0	2	0	0	6,881	3
Mortgage-Backed Securities	1,337	43,148	(1,280)	(356)	0	(29)	29,990	(880)	71,930	(6)
Asset-Backed Securities	917	10,100	(539)	1	5	(1)	0	0	10,483	1
Sovereign Issues	20,091	11,070	0	(11)	0	(95)	0	(2,012)	29,043	(99)
Short-Term Instruments
Commercial Paper	0	24,773	0	15	0	(6)	0	0	24,782	(6)

Totals	$135,013	$106,947	$(28,740)	$(412)	$38	$(190)	$29,990	$(82,603)	$160,043	$(246)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$16,924	Third-Party Vendor	Broker Quote	105.75-113.00
U.S. Government Agencies	238	Benchmark Pricing	Base Price	99.00-99.25
	6,643	Third-Party Vendor	Broker Quote	100.11
Mortgage-Backed Securities	67,935	Benchmark Pricing	Base Price	99.50-107.15
	3,995	Third-Party Vendor	Broker Quote	77.00
Asset-Backed Securities	10,483	Third-Party Vendor	Broker Quote	100.00-100.01
Sovereign Issues	29,043	Benchmark Pricing	Base Price	100.17
Short-Term Instruments Commercial Paper	24,782	Benchmark Pricing	Base Price	97.44-99.92

Total	$160,043

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

74	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of six funds (each a “Fund” and collectively the “Funds”) offered by the Trust. As of September 30, 2014, the PIMCO Government Money Market Fund is the only fund in the Trust to offer Class M shares. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of

Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

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Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Funds adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

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The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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Notes to Financial Statements (Cont.)

non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant

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unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a

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Notes to Financial Statements (Cont.)

borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

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Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Low Duration Fund II	$2	$0	$(2)	$0	$0	$0	$0	$0
PIMCO Low Duration Fund III	1	0	(1)	0	0	0	0	0
PIMCO Short-Term Fund	8	0	0	0	0	8	0	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Low Duration Fund II	$87,799	$183,641	$(126,100)	$12	$(21)	$145,331	$238	$0
PIMCO Low Duration Fund III	43,946	122,416	(129,600)	5	(7)	36,760	115	0
PIMCO Short Asset Investment Fund	6	160,405	(157,290)	(3)	0	3,118	5	0
PIMCO Short-Term Fund	121,638	9,914,191	(9,896,469)	83	(6)	139,437	492	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund.

The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of

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the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default,

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cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

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Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in

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Notes to Financial Statements (Cont.)

credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Government Money Market Fund	0.12%		N/A	0.06%	0.16%	N/A	N/A	0.21%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Low Duration Fund III	0.25%		0.25%	N/A	0.35%	0.25%	N/A	N/A
PIMCO Money Market Fund	0.12%		0.20%	N/A	N/A	0.20%	N/A	0.35%
PIMCO Short Asset Investment Fund	0.10%	(1)	0.14%	N/A	0.24%	0.14%	0.24%	0.24%
PIMCO Short-Term Fund	0.25%		0.20%	N/A	0.30%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2016, to waive 0.10% of the Investment Advisory Fee from 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%	(1)
All other Funds	—	0.25%

88	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2014 (Unaudited)

	Allowable Rate
	Distribution Fee	Servicing Fee
Class B
PIMCO Money Market Fund	—	0.10%	(1)
All other Funds	0.75%	0.25%
Class C
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%	(1)
PIMCO Short Asset Investment and PIMCO Short-Term Funds	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
PIMCO Money Market Fund	0.10%(1)
All Other Funds	0.25%
Class D
All Funds	0.25%

(1)

With respect to the PIMCO Government Money Market and PIMCO Money Market Funds only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2014, the Distributor received $4,229,322 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Short Asset Investment Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Short Asset Investment Fund	$135

To maintain certain net yields for the PIMCO Government Money Market and PIMCO Money Market Funds, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with such funds (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of a Fund’s Supervisory and Administrative Fee, any service fees applicable to a class of a Fund, or to the extent necessary, a Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from a Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield. As of September 30, 2014, the recoverable amount to PIMCO for the PIMCO Government Money Market and PIMCO Money Market Funds was $1,115,367 and $8,189,296, respectively.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	89

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the

Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Low Duration Fund II	$3,012	$36,320
PIMCO Low Duration Fund III	1,289	0
PIMCO Short Asset Investment Fund	20,853	25,575
PIMCO Short-Term Fund	2,309,784	3,906,680

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Low Duration Fund II	$265,327	$437,433	$66,683	$76,211
PIMCO Low Duration Fund III	89,987	176,347	74,504	33,696
PIMCO Short Asset Investment Fund	2,072,235	1,507,818	68,709	45,730
PIMCO Short-Term Fund	6,343,306	6,688,858	6,525,826	6,264,878

90	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2014 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Government Money Market Fund (1)				PIMCO Low Duration Fund II
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	6,072	$60,151	31,525	$312,741
Class P	399	399	7,815	7,816	150	1,489	1,956	19,396
Administrative Class	0	0	0	0	45	449	316	3,166
Class A	5,079	5,079	45,881	45,881	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	2,762	2,762	11,874	11,874	0	0	0	0
Class M	79,789	79,788	133,010	133,009	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	349	3,454	762	7,548
Class P	0	0	0	0	6	57	7	70
Administrative Class	0	0	0	0	12	119	31	308
Class A	0	0	1	1	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class M	10	10	27	27	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(15,231)	(150,714)	(37,362)	(370,261)
Class P	(2,817)	(2,817)	(7,733)	(7,733)	(1,605)	(15,900)	(413)	(4,111)
Administrative Class	0	0	0	0	(1,049)	(10,400)	(380)	(3,786)
Class A	(10,641)	(10,641)	(36,842)	(36,842)	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	(2,902)	(2,902)	(8,651)	(8,652)	0	0	0	0
Class M	(79,086)	(79,086)	(270,356)	(270,356)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(7,407)	$(7,408)	(124,974)	$(124,975)	(11,251)	$(111,295)	(3,558)	$(34,929)

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	91

Notes to Financial Statements (Cont.)

	PIMCO Low Duration Fund III (2)				PIMCO Money Market Fund
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,734	$26,926	11,717	$115,344	824,913	$824,913	1,464,673	$1,464,673
Class P	975	9,606	1,521	14,933	0	0	0	0
Administrative Class	172	1,693	426	4,180	79,228	79,229	318,776	318,776
Class A	0	0	0	0	79,802	79,802	421,000	420,999
Class B	0	0	0	0	144	144	3,178	3,177
Class C	0	0	0	0	47,995	47,994	312,632	312,633
Class M	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	143	1,408	306	3,004	9	9	15	15
Class P	8	78	16	161	0	0	0	0
Administrative Class	3	28	6	54	5	5	9	9
Class A	0	0	0	0	10	10	18	18
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	4	4	10	10
Class M	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(7,949)	(78,130)	(9,512)	(93,544)	(642,241)	(642,241)	(1,417,404)	(1,417,404)
Class P	(777)	(7,652)	(689)	(6,748)	0	0	0	0
Administrative Class	(81)	(800)	(85)	(832)	(99,504)	(99,504)	(394,148)	(394,148)
Class A	0	0	0	0	(109,802)	(109,802)	(347,500)	(347,500)
Class B	0	0	0	0	(1,946)	(1,946)	(3,214)	(3,214)
Class C	0	0	0	0	(62,392)	(62,392)	(257,154)	(257,154)
Class M	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(4,772)	$(46,843)	3,706	$36,552	116,225	$116,225	100,891	$100,890

92	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2014 (Unaudited)

	PIMCO Short Asset Investment Fund (3)				PIMCO Short-Term Fund
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	13,354	$134,574	16,909	$170,191	297,687	$2,946,301	931,005	$9,165,786
Class P	19	200	673	6,774	28,865	285,741	44,301	436,588
Administrative Class	12	124	106	1,065	46,635	461,429	58,280	574,752
Class D	951	9,596	2,654	26,703	9,311	92,171	33,338	328,558
Class A	229	2,301	1,461	14,685	11,315	112,013	67,768	667,923
Class B	0	0	0	0	3	24	51	507
Class C	0	0	0	0	1,864	18,454	16,024	157,686
Class R	0	0	0	0	2,341	23,171	5,197	51,241
Issued as reinvestment of distributions
Institutional Class	55	559	82	825	4,834	47,847	9,234	91,059
Class P	1	5	2	18	212	2,094	393	3,876
Administrative Class	0	2	0	3	704	6,964	2,168	21,378
Class D	1	13	5	46	191	1,886	440	4,335
Class A	1	8	2	17	299	2,963	900	8,874
Class B	0	0	0	0	0	0	0	1
Class C	0	0	0	0	43	428	114	1,126
Class R	0	0	0	0	16	159	26	252
Cost of shares redeemed
Institutional Class	(11,254)	(113,429)	(7,428)	(74,772)	(279,848)	(2,769,933)	(631,197)	(6,221,847)
Class P	(85)	(859)	(489)	(4,921)	(24,103)	(238,642)	(31,762)	(313,201)
Administrative Class	(100)	(1,013)	0	(2)	(46,033)	(455,330)	(149,285)	(1,471,750)
Class D	(683)	(6,884)	(2,297)	(23,112)	(11,417)	(112,986)	(27,183)	(267,993)
Class A	(136)	(1,370)	(952)	(9,574)	(28,763)	(284,708)	(89,009)	(877,634)
Class B	0	0	0	0	(30)	(292)	(64)	(635)
Class C	0	0	0	0	(4,774)	(47,247)	(9,785)	(96,441)
Class R	0	0	0	0	(861)	(8,525)	(1,711)	(16,846)
Net increase (decrease) resulting from Fund share transactions	2,365	$23,827	10,728	$107,946	8,491	$83,982	229,243	$2,247,595

(1)	As of September 30, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 43% of the Fund.
(2)	As of September 30, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 15% of the Fund.
(3)	As of September 30, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 23% of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	93

Notes to Financial Statements (Cont.)

September 30, 2014 (Unaudited)

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Government Money Market Fund	$0	$0
PIMCO Low Duration Fund II	7,522	792
PIMCO Low Duration Fund III	2,015	103
PIMCO Money Market Fund	0	0
PIMCO Short Asset Investment Fund	0	0
PIMCO Short-Term Fund	0	0

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Government Money Market Fund	$320,413	$0	$0	$0
PIMCO Low Duration Fund II	520,811	4,123	(1,916)	2,207
PIMCO Low Duration Fund III	254,719	2,168	(3,475)	(1,307)
PIMCO Money Market Fund	792,880	0	0	0
PIMCO Short Asset Investment Fund	217,838	338	(334)	4
PIMCO Short-Term Fund	14,862,408	51,158	(82,644)	(31,486)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

94	PIMCO SHORT DURATION STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOM	Bank of Montreal	GRE	RBS Securities, Inc.	NAB	National Australia Bank Ltd.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NMO	National Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	NZD	New Zealand Dollar
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc	JPY	Japanese Yen	TRY	Turkish New Lira

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	95

     Approval of Investment Advisory Contract

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2015; and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

96	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO Low Volatility RAFI®-PLUS suite, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; its efforts

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	97

     Approval of Investment Advisory Contract (Cont.)

to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014. The Board noted that, as of May 31, 2014, the Institutional Class of 61%, 67% and 80% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2014. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fees for the PIMCO Emerging Markets Bond Fund effective October 1, 2014, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

98	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in supervisory and administrative fees for PIMCO Emerging Markets Bond Fund effective October 1, 2014. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 47 out of 60 comparisons. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	99

     Approval of Investment Advisory Contract (Cont.)

few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time (including the proposed reductions for certain classes of PIMCO Emerging Markets Bond Fund to be effective October 1, 2014), had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of

100	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4007SAR_093014

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

StocksPLUS® Funds

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO StocksPLUS® Long Duration Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		13
Benchmark Descriptions		15
Financial Highlights		16
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		29
Notes to Financial Statements		108
Glossary		129
Approval of Investment Advisory Contract		130

Fund	Fund Summary	Schedule of Investments

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	6	31
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	7	43
PIMCO Small Cap StocksPLUS® AR Strategy Fund	8	55
PIMCO StocksPLUS® Fund	9	66
PIMCO StocksPLUS® Absolute Return Fund	10	75
PIMCO StocksPLUS® AR Short Strategy Fund	11	86
PIMCO StocksPLUS® Long Duration Fund	12	99

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report covering the six-month reporting period ended September 30, 2014, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark ten-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

2	PIMCO STOCKSPLUS® FUNDS

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales

4	PIMCO STOCKSPLUS® FUNDS

Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	—	11/30/06	—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	—	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	03/31/06	03/31/06	04/30/08	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO StocksPLUS® AR Short Strategy Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	31.5%
Corporate Bonds & Notes	24.3%
U.S. Government Agencies	12.0%
U.S. Treasury Obligations	9.8%
Sovereign Issues	7.6%
Mortgage-Backed Securities	5.8%
Exchange-Traded Funds	5.0%
Other	4.0%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (11/30/06)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Institutional Class	-1.88%	4.65%	10.44%	5.38%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class P	-1.91%	4.46%	10.37%	5.31%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Administrative Class	-2.00%	4.37%	10.32%	5.21%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class D	-1.91%	4.29%	10.06%	4.96%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A	-1.93%	4.32%	10.01%	4.97%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A (adjusted)	-5.55%	0.34%	9.18%	4.45%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C	-2.30%	3.43%	9.20%	4.18%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C (adjusted)	-3.26%	2.52%	9.20%	4.18%
MSCI EAFE Net Dividend Index (USD Unhedged)	-2.03%	4.25%	6.56%	1.80%
Lipper International Multi-Cap Core Funds Average	-1.95%	3.95%	6.52%	1.64%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 0.89% for Administrative Class shares, 1.04% for Class D shares, 1.04% for Class A shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives detracted from performance as the MSCI EAFE Net Dividend Index (USD Unhedged) posted negative returns over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»

Within the fixed income collateral portfolio, U.S. duration positioning (or sensitivity to changes in market interest rates) detracted from returns, driven by short exposure to the long-end of the yield curve as longer-maturity yields fell over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation fell over the reporting period.

»	Eurozone duration positioning added to performance, primarily driven by exposure to bonds in countries such as Spain and Italy where yields fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index posted positive returns over the reporting period.

»	Holdings of high yield corporate bonds detracted from performance as security selection led to negative price performance over the reporting period.

»	Non-U.S. currency exposure added to returns, led by short positioning in the euro and Japanese yen, which both depreciated versus the U.S. dollar over the reporting period.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
Class P - PIUHX	Class B - PIPBX
Class D - PIPDX	Class C - PIPCX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	24.2%
U.S. Government Agencies	18.0%
Short-Term Instruments‡	15.8%
Sovereign Issues	12.3%
U.S. Treasury Obligations	11.5%
Exchange-Traded Funds	8.7%
Other	9.5%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Institutional Class	4.24%	10.41%	11.94%	9.63%	9.90%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class P	4.36%	10.40%	11.86%	9.57%	9.84%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class D	4.23%	10.14%	11.53%	9.20%	9.45%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A	4.23%	10.01%	11.51%	9.20%	9.46%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	0.32%	5.89%	10.26%	8.59%	8.89%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B	3.84%	9.32%	10.71%	8.59%	8.89%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	-1.10%	4.32%	10.51%	8.59%	8.89%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C	3.73%	9.22%	10.68%	8.41%	8.66%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	2.74%	8.22%	10.68%	8.41%	8.66%
MSCI EAFE Net Dividend Hedged USD Index	4.24%	10.50%	8.15%	6.57%	6.79%
Lipper International Multi-Cap Core Funds Average	-1.95%	3.95%	6.52%	6.02%	6.68%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.78% for the Institutional Class shares, 0.88% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, 1.93% for Class B shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the MSCI EAFE Net Dividend Hedged USD Index posted positive returns over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»

Within the fixed income collateral portfolio, U.S. duration positioning (or sensitivity to changes in market interest rates) detracted from returns, driven by short exposure to the long-end of the yield curve as longer-maturity yields fell over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation fell over the reporting period.

»	Eurozone duration positioning added to performance, primarily driven by exposure to bonds in countries such as Spain and Italy where yields fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index posted positive returns over the reporting period.

»	Holdings of high yield corporate bonds detracted from performance as security selection led to negative price performance over the reporting period.

»	Non-U.S. currency exposure added to returns, led by short positioning in the euro and Japanese yen, which both depreciated versus the U.S. dollar over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO Small Cap StocksPLUS® AR Strategy Fund

Institutional Class - PSCSX	Class D - PCKDX
Class P - PCKPX	Class A - PCKAX
Admin - PCKTX	Class C - PCKCX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	33.3%
Corporate Bonds & Notes	28.7%
Sovereign Issues	11.0%
U.S. Government Agencies	8.5%
U.S. Treasury Obligations	7.4%
Other	11.1%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® AR Strategy Fund Institutional Class	-4.53%	5.57%	19.06%	10.83%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class P	-4.66%	5.47%	18.79%	10.70%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Administrative Class	-4.61%	5.35%	18.77%	10.57%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class D	-4.71%	5.13%	18.53%	10.40%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A	-4.69%	5.21%	18.53%	10.44%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A (adjusted)	-8.27%	1.26%	17.63%	9.95%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C	-5.18%	4.29%	17.58%	9.56%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C (adjusted)	-6.13%	3.36%	17.58%	9.56%
Russell 2000® Index	-5.46%	3.93%	14.29%	5.80%
Lipper Small-Cap Core Funds Average	-4.39%	5.72%	13.92%	5.87%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.69% for the Institutional Class shares, 0.79% for Class P shares, 0.94% for Administrative Class shares, 1.09% for Class D shares, 1.09% for Class A shares, and 1.84% for Class C shares.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives detracted from performance as the Russell 2000® Index posted negative returns over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»

Within the fixed income collateral portfolio, U.S. duration positioning (or sensitivity to changes in market interest rates) detracted from returns, driven by short exposure to the long-end of the yield curve as longer-maturity yields fell over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation fell over the reporting period.

»	Eurozone duration positioning added to performance, primarily driven by exposure to bonds in countries such as Spain and Italy where yields fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index posted positive returns over the reporting period.

»	Holdings of high yield corporate bonds detracted from performance as security selection led to negative price performance over the reporting period.

»	Non-U.S. currency exposure added to returns, led by short positioning in the euro and Japanese yen, which both depreciated versus the U.S. dollar over the reporting period.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class B - PSPBX
Administrative Class - PPLAX	Class C - PSPCX
Class D - PSPDX	Class R - PSPRX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	42.2%
Corporate Bonds & Notes	34.0%
U.S. Government Agencies	8.9%
Mortgage-Backed Securities	6.1%
Sovereign Issues	3.3%
Other	5.5%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	6.60%	20.71%	17.82%	8.46%	9.97%
PIMCO StocksPLUS® Fund Class P	6.58%	20.53%	17.68%	8.39%	9.95%
PIMCO StocksPLUS® Fund Administrative Class	6.48%	20.31%	17.62%	8.24%	9.67%
PIMCO StocksPLUS® Fund Class D	6.40%	20.17%	17.37%	8.04%	9.50%
PIMCO StocksPLUS® Fund Class A	6.36%	20.19%	17.35%	8.03%	9.50%
PIMCO StocksPLUS® Fund Class A (adjusted)	2.37%	15.68%	16.64%	7.70%	9.34%
PIMCO StocksPLUS® Fund Class B	6.04%	19.19%	16.49%	7.47%	9.23%
PIMCO StocksPLUS® Fund Class B (adjusted)	1.04%	14.19%	16.27%	7.47%	9.23%
PIMCO StocksPLUS® Fund Class C	6.09%	19.55%	16.77%	7.50%	8.96%
PIMCO StocksPLUS® Fund Class C (adjusted)	5.09%	18.55%	16.77%	7.50%	8.96%
PIMCO StocksPLUS® Fund Class R	6.28%	19.86%	17.08%	7.77%	9.27%
S&P 500 Index	6.42%	19.73%	15.70%	8.11%	9.40%
Lipper Large-Cap Core Funds Average	5.01%	17.41%	14.20%	7.51%	8.86%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for the Institutional Class shares, 0.61% for Class P shares, 0.76% for Administrative Class shares, 0.91% for Class D shares, 0.91% for Class A shares, 1.66% for Class B shares, 1.41% for Class C shares, and 1.16% for Class R shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives contributed to performance as the S&P 500 posted positive returns over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»

Within the fixed income collateral portfolio, U.S. duration positioning (or sensitivity to changes in market interest rates) detracted from returns driven by long exposure to the short-end of the yield curve where rates rose over the reporting period.

»	Eurozone duration positioning added to performance, primarily driven by exposure to bonds in countries such as Spain and Italy where yields fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index posted positive returns over the reporting period.

»	Holdings of high yield corporate bonds detracted from performance as security selection led to negative price performance over the reporting period.

»	Non-U.S. currency exposure added to returns, led by short positioning in the euro and Japanese yen, which both depreciated versus the U.S. dollar over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class B - PTOBX
Class D - PSTDX	Class C - PSOCX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	40.3%
Corporate Bonds & Notes	23.0%
U.S. Government Agencies	10.7%
Sovereign Issues	8.9%
U.S. Treasury Obligations	6.2%
Other	10.9%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	6.86%	20.66%	20.13%	10.18%	10.44%
PIMCO StocksPLUS® Absolute Return Fund Class P	6.91%	20.53%	19.98%	10.10%	10.37%
PIMCO StocksPLUS® Absolute Return Fund Class D	6.74%	20.18%	19.59%	9.73%	10.01%
PIMCO StocksPLUS® Absolute Return Fund Class A	6.66%	20.17%	19.61%	9.72%	10.02%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	2.66%	15.66%	18.70%	9.30%	9.68%
PIMCO StocksPLUS® Absolute Return Fund Class B	6.31%	19.27%	18.77%	9.10%	9.48%
PIMCO StocksPLUS® Absolute Return Fund Class B (adjusted)	2.81%	15.77%	18.72%	9.10%	9.48%
PIMCO StocksPLUS® Absolute Return Fund Class C	6.31%	19.22%	18.74%	8.91%	9.19%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	5.31%	18.22%	18.74%	8.91%	9.19%
S&P 500 Index	6.42%	19.73%	15.70%	8.11%	7.95%
Lipper Large-Cap Core Funds Average	5.01%	17.41%	14.20%	7.51%	7.35%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, 1.79% for Class B shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives contributed to performance as the S&P 500 posted positive returns over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»

Within the fixed income collateral portfolio, U.S. duration positioning (or sensitivity to changes in market interest rates) detracted from returns, driven by short exposure to the long-end of the yield curve as longer-maturity yields fell over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation fell over the reporting period.

»	Eurozone duration positioning added to performance, primarily driven by exposure to bonds in countries such as Spain and Italy where yields fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index posted positive returns over the reporting period.

»	Holdings of high yield corporate bonds detracted from performance as security selection led to negative price performance over the reporting period.

»	Non-U.S. currency exposure added to returns, led by short positioning in the euro and Japanese yen, which both depreciated versus the U.S. dollar over the reporting period.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® AR Short Strategy Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	31.4%
Corporate Bonds & Notes	24.6%
U.S. Government Agencies	12.8%
Sovereign Issues	10.0%
U.S. Treasury Obligations	9.7%
Mortgage-Backed Securities	5.8%
Other	5.7%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® AR Short Strategy Fund Institutional Class	-5.65%	-15.49%	-11.72%	-3.89%	-2.74%
PIMCO StocksPLUS® AR Short Strategy Fund Class P	-6.02%	-15.57%	-11.81%	-3.97%	-2.82%
PIMCO StocksPLUS® AR Short Strategy Fund Class D	-5.96%	-15.91%	-12.08%	-4.29%	-3.15%
PIMCO StocksPLUS® AR Short Strategy Fund Class A	-6.02%	-15.65%	-12.05%	-4.29%	-3.15%
PIMCO StocksPLUS® AR Short Strategy Fund Class A (adjusted)	-9.54%	-18.81%	-12.72%	-4.65%	-3.48%
PIMCO StocksPLUS® AR Short Strategy Fund Class C	-6.30%	-16.13%	-12.71%	-5.01%	-3.87%
PIMCO StocksPLUS® AR Short Strategy Fund Class C (adjusted)	-7.24%	-16.96%	-12.71%	-5.01%	-3.87%
S&P 500 Index	6.42%	19.73%	15.70%	8.11%	8.57%
Inverse of S&P 500 Index	-6.32%	-17.32%	-15.21%	-9.53%	-9.78%
Lipper Dedicated Short-Bias Fund Average	-7.63%	-21.56%	-27.01%	-18.08%	-17.00%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, and 1.79% for Class C shares.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Portfolio Insights

»

The PIMCO StocksPLUS® AR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the Index or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the S&P 500, and the degree of variation could be substantial, particularly over longer periods.

»	The Fund’s short stock market exposure, through equity index derivatives, detracted from performance as the S&P 500 posted positive returns over the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»

Within the fixed income collateral portfolio, U.S. duration positioning (or sensitivity to changes in market interest rates) detracted from returns, driven by short exposure to the long-end of the yield curve as longer-maturity yields fell over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation fell over the reporting period.

»	Eurozone duration positioning added to performance, primarily driven by exposure to bonds in countries such as Spain and Italy where yields fell over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index posted positive returns over the reporting period.

»	Holdings of high yield corporate bonds detracted from performance as security selection led to negative price performance over the reporting period.

»	Non-U.S. currency exposure added to returns, led by short positioning in the euro and Japanese yen, which both depreciated versus the U.S. dollar over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	46.7%
U.S. Treasury Obligations	19.4%
Short-Term Instruments‡	15.4%
U.S. Government Agencies	8.4%
Municipal Bonds & Notes	5.6%
Other	4.5%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	12.49%	33.13%	24.16%	13.97%
S&P 500 Index	6.42%	19.73%	15.70%	6.49%
S&P 500 Index + Barclays Long-Term Government/Credit Index - 3 Month LIBOR	12.84%	35.17%	25.16%	13.94%
Lipper Specialty Diversified Equity Funds Average	-0.15%	1.00%	-6.24%	-3.25%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.59% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index (“S&P 500”) derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, added to performance as the S&P 500 rose over the reporting period.

»

A below-benchmark U.S. duration exposure (or sensitivity to changes in market interest rates) on the long portion of the yield curve detracted from performance as long maturity U.S. Treasury yields declined during the reporting period.

»	An emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened during the reporting period.

»	An out-of-benchmark allocation to Canadian developed market interest rates added to performance as Canadian yields declined across most maturities during the reporting period.

»	An underweight allocation to corporates added to performance as they underperformed like-duration U.S. Treasuries during the reporting period.

12	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class	$1,000.00	$981.20	$3.18	$1,000.00	$1,021.86	$3.24	0.64%
Class P	1,000.00	980.90	3.67	1,000.00	1,021.36	3.75	0.74
Administrative Class	1,000.00	980.00	4.42	1,000.00	1,020.61	4.51	0.89
Class D	1,000.00	980.90	5.16	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	980.70	5.16	1,000.00	1,019.85	5.27	1.04
Class C	1,000.00	977.00	8.87	1,000.00	1,016.09	9.05	1.79
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,042.40	$3.84	$1,000.00	$1,021.31	$3.80	0.75%
Class P	1,000.00	1,043.60	4.35	1,000.00	1,020.81	4.31	0.85
Class D	1,000.00	1,042.30	5.89	1,000.00	1,019.30	5.82	1.15
Class A	1,000.00	1,042.30	5.89	1,000.00	1,019.30	5.82	1.15
Class B	1,000.00	1,038.40	9.71	1,000.00	1,015.54	9.60	1.90
Class C	1,000.00	1,037.30	9.70	1,000.00	1,015.54	9.60	1.90

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio
PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$954.70	$3.43	$1,000.00	$1,021.56	$3.55	0.70%
Class P	1,000.00	953.40	3.92	1,000.00	1,021.06	4.05	0.80
Administrative Class(a)	1,000.00	953.90	2.34	1,000.00	1,020.31	4.81	0.95
Class D	1,000.00	952.90	5.39	1,000.00	1,019.55	5.57	1.10
Class A	1,000.00	953.10	5.39	1,000.00	1,019.55	5.57	1.10
Class C	1,000.00	948.20	9.04	1,000.00	1,015.79	9.35	1.85
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,066.00	$2.59	$1,000.00	$1,022.56	$2.54	0.50%
Class P	1,000.00	1,065.80	3.11	1,000.00	1,022.06	3.04	0.60
Administrative Class	1,000.00	1,064.80	3.88	1,000.00	1,021.31	3.80	0.75
Class D	1,000.00	1,064.00	4.66	1,000.00	1,020.56	4.56	0.90
Class A	1,000.00	1,063.60	4.66	1,000.00	1,020.56	4.56	0.90
Class B	1,000.00	1,060.40	8.52	1,000.00	1,016.80	8.34	1.65
Class C	1,000.00	1,060.90	7.23	1,000.00	1,018.05	7.08	1.40
Class R	1,000.00	1,062.80	5.95	1,000.00	1,019.30	5.82	1.15
PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,068.60	$3.32	$1,000.00	$1,021.86	$3.24	0.64%
Class P	1,000.00	1,069.10	3.84	1,000.00	1,021.36	3.75	0.74
Class D	1,000.00	1,067.40	5.39	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	1,066.60	5.39	1,000.00	1,019.85	5.27	1.04
Class B	1,000.00	1,063.10	9.26	1,000.00	1,016.09	9.05	1.79
Class C	1,000.00	1,063.10	9.26	1,000.00	1,016.09	9.05	1.79
PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class	$1,000.00	$943.50	$3.12	$1,000.00	$1,021.86	$3.24	0.64%
Class P	1,000.00	939.80	3.60	1,000.00	1,021.36	3.75	0.74
Class D	1,000.00	940.40	5.06	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	939.80	5.06	1,000.00	1,019.85	5.27	1.04
Class C	1,000.00	937.00	8.69	1,000.00	1,016.09	9.05	1.79
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,124.90	$3.20	$1,000.00	$1,022.06	$3.04	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(a) The Beginning Account Value is reflective as of 6/30/14 for Actual expenses. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 92/365 for the Administrative Class of the PIMCO Small Cap StocksPLUS® AR Strategy Fund (to reflect the period since the inception date of 6/30/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

14	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index	Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Long-Term Government/Credit Index - 3 Month LIBOR	S&P 500 Index + Barclays Long-Term Government/Credit Index - 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class
04/01/2014 - 09/30/2014+	$6.91	$0.04		$(0.16)	$(0.12)	$(0.20)	$0.00	$(0.20)
03/31/2014	6.77	0.08		0.98	1.06	(0.76)	(0.16)	(0.92)
03/31/2013	6.17	0.10		1.05	1.15	(0.49)	(0.06)	(0.55)
03/31/2012	6.64	0.11		(0.33)	(0.22)	(0.25)	0.00	(0.25)
03/31/2011	6.40	0.12		0.84	0.96	(0.65)	(0.07)	(0.72)
03/31/2010	4.60	0.20		3.60	3.80	(2.00)	0.00	(2.00)
Class P
04/01/2014 - 09/30/2014+	6.93	0.04		(0.16)	(0.12)	(0.20)	0.00	(0.20)
03/31/2014	6.79	0.07		0.97	1.04	(0.74)	(0.16)	(0.90)
03/31/2013	6.19	0.10		1.06	1.16	(0.50)	(0.06)	(0.56)
03/31/2012	6.67	0.11		(0.35)	(0.24)	(0.24)	0.00	(0.24)
03/31/2011	6.40	0.11		0.86	0.97	(0.63)	(0.07)	(0.70)
03/31/2010	4.60	0.20		3.59	3.79	(1.99)	0.00	(1.99)
Administrative Class
04/01/2014 - 09/30/2014+	6.83	0.03		(0.16)	(0.13)	(0.19)	0.00	(0.19)
03/31/2014	6.71	0.06		0.97	1.03	(0.75)	(0.16)	(0.91)
03/31/2013	6.13	0.08		1.09	1.17	(0.53)	(0.06)	(0.59)
03/31/2012	6.61	0.10		(0.34)	(0.24)	(0.24)	0.00	(0.24)
03/31/2011	6.37	0.10		0.85	0.95	(0.64)	(0.07)	(0.71)
03/31/2010	4.59	0.19		3.58	3.77	(1.99)	0.00	(1.99)
Class D
04/01/2014 - 09/30/2014+	6.81	0.03		(0.15)	(0.12)	(0.19)	0.00	(0.19)
03/31/2014	6.70	0.05		0.96	1.01	(0.74)	(0.16)	(0.90)
03/31/2013	6.10	0.07		1.04	1.11	(0.45)	(0.06)	(0.51)
03/31/2012	6.57	0.09		(0.33)	(0.24)	(0.23)	0.00	(0.23)
03/31/2011	6.32	0.09		0.85	0.94	(0.62)	(0.07)	(0.69)
03/31/2010	4.57	0.17		3.57	3.74	(1.99)	0.00	(1.99)
Class A
04/01/2014 - 09/30/2014+	6.78	0.03		(0.15)	(0.12)	(0.19)	0.00	(0.19)
03/31/2014	6.68	0.04		0.96	1.00	(0.74)	(0.16)	(0.90)
03/31/2013	6.08	0.07		1.04	1.11	(0.45)	(0.06)	(0.51)
03/31/2012	6.56	0.09		(0.34)	(0.25)	(0.23)	0.00	(0.23)
03/31/2011	6.33	0.09		0.84	0.93	(0.63)	(0.07)	(0.70)
03/31/2010	4.57	0.15		3.60	3.75	(1.99)	0.00	(1.99)
Class C
04/01/2014 - 09/30/2014+	6.59	0.00	^	(0.14)	(0.14)	(0.17)	0.00	(0.17)
03/31/2014	6.53	(0.01)		0.94	0.93	(0.71)	(0.16)	(0.87)
03/31/2013	5.93	0.03		1.00	1.03	(0.37)	(0.06)	(0.43)
03/31/2012	6.42	0.04		(0.33)	(0.29)	(0.20)	0.00	(0.20)
03/31/2011	6.22	0.04		0.83	0.87	(0.60)	(0.07)	(0.67)
03/31/2010	4.53	0.11		3.54	3.65	(1.96)	0.00	(1.96)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
04/01/2014 - 09/30/2014+	$8.01	$0.09		$0.26	$0.35	$(0.43)	$0.00	$(0.43)
03/31/2014	7.51	0.05		0.89	0.94	(0.42)	(0.02)	(0.44)
03/31/2013	6.76	0.08		1.44	1.52	(0.66)	(0.11)	(0.77)
03/31/2012	7.41	0.17		(0.31)	(0.14)	(0.41)	(0.10)	(0.51)
03/31/2011	9.32	0.27		0.45	0.72	(2.63)	0.00	(2.63)
03/31/2010	6.46	0.54		4.29	4.83	(1.69)	(0.28)	(1.97)
Class P
04/01/2014 - 09/30/2014+	7.96	0.09		0.26	0.35	(0.42)	0.00	(0.42)
03/31/2014	7.47	0.05		0.88	0.93	(0.42)	(0.02)	(0.44)
03/31/2013	6.75	0.02		1.49	1.51	(0.68)	(0.11)	(0.79)
03/09/2012 - 03/31/2012	6.88	0.01		(0.03)	(0.02)	(0.11)	0.00	(0.11)

Please see footnotes on page 24.

16	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$6.59	(1.88)%	$1,050,890	0.64	%*	0.64	%*	0.64	%*	0.64	%*	1.15	%*	133%
6.91	16.21	1,291,476	0.64		0.64		0.64		0.64		1.08		395
6.77	19.02	1,112,067	0.65		0.65		0.64		0.64		1.59		574
6.17	(2.95)	909,672	0.64		0.64		0.64		0.64		1.83		778
6.64	15.90	395,385	0.65		0.65		0.64		0.64		1.78		427
6.40	84.13	68,672	0.65		0.65		0.64		0.64		3.04		493

6.61	(1.91)	13,712	0.74	*	0.74	*	0.74	*	0.74	*	1.01	*	133
6.93	15.90	9,763	0.74		0.74		0.74		0.74		0.93		395
6.79	19.13	13,272	0.75		0.75		0.74		0.74		1.47		574
6.19	(3.17)	2,906	0.74		0.74		0.74		0.74		1.73		778
6.67	16.04	113	0.75		0.75		0.74		0.74		1.80		427
6.40	83.88	15	0.75		0.75		0.74		0.74		2.82		493

6.51	(2.00)	2,431	0.89	*	0.89	*	0.89	*	0.89	*	0.91	*	133
6.83	15.84	2,555	0.89		0.89		0.89		0.89		0.82		395
6.71	19.64	1,349	0.90		0.90		0.89		0.89		1.21		574
6.13	(3.32)	11	0.89		0.89		0.89		0.89		1.58		778
6.61	15.75	11	0.90		0.90		0.89		0.89		1.60		427
6.37	83.60	10	0.90		0.90		0.89		0.89		2.80		493

6.50	(1.91)	37,028	1.04	*	1.04	*	1.04	*	1.04	*	0.75	*	133
6.81	15.54	31,920	1.04		1.04		1.04		1.04		0.68		395
6.70	18.66	25,444	1.05		1.05		1.04		1.04		1.17		574
6.10	(3.25)	18,507	1.04		1.04		1.04		1.04		1.49		778
6.57	15.58	3,294	1.05		1.05		1.04		1.04		1.40		427
6.32	83.30	3,235	1.05		1.05		1.04		1.04		2.49		493

6.47	(1.93)	30,011	1.04	*	1.04	*	1.04	*	1.04	*	0.75	*	133
6.78	15.53	30,278	1.04		1.04		1.04		1.04		0.65		395
6.68	18.69	13,652	1.05		1.05		1.04		1.04		1.17		574
6.08	(3.45)	5,718	1.04		1.04		1.04		1.04		1.43		778
6.56	15.49	5,090	1.05		1.05		1.04		1.04		1.53		427
6.33	83.63	7,146	1.05		1.05		1.04		1.04		2.32		493

6.28	(2.30)	9,359	1.79	*	1.79	*	1.79	*	1.79	*	0.00	*†	133
6.59	14.68	9,414	1.79		1.79		1.79		1.79		(0.09)		395
6.53	17.78	4,276	1.80		1.80		1.79		1.79		0.45		574
5.93	(4.18)	2,105	1.79		1.79		1.79		1.79		0.71		778
6.42	14.70	1,039	1.80		1.80		1.79		1.79		0.72		427
6.22	81.99	716	1.80		1.80		1.79		1.79		1.56		493

$7.93	4.24%	$250,258	0.75	%*	0.75	%*	0.75	%*	0.75	%*	2.31	%*	285%
8.01	12.97	292,684	0.76		0.76		0.75		0.75		0.66		733
7.51	24.04	279,791	0.76		0.76		0.75		0.75		1.18		510
6.76	(1.62)	111,595	0.76		0.76		0.75		0.75		2.63		896
7.41	8.75	125,963	0.76		0.76		0.75		0.75		3.10		1,051
9.32	76.88	162,453	0.95		0.95		0.75		0.75		6.16		1,196

7.89	4.36	42,991	0.85	*	0.85	*	0.85	*	0.85	*	2.25	*	285
7.96	12.86	36,840	0.86		0.86		0.85		0.85		0.67		733
7.47	23.94	7,591	0.86		0.86		0.85		0.85		0.33		510
6.75	(0.23)	10	0.86	*	0.86	*	0.85	*	0.85	*	2.39	*	896

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)
Class D
04/01/2014 - 09/30/2014+	$7.74	$0.08	$0.25	$0.33	$(0.41)	$0.00	$(0.41)
03/31/2014	7.28	0.02	0.85	0.87	(0.39)	(0.02)	(0.41)
03/31/2013	6.58	0.02	1.44	1.46	(0.65)	(0.11)	(0.76)
03/31/2012	7.24	0.15	(0.31)	(0.16)	(0.40)	(0.10)	(0.50)
03/31/2011	9.16	0.24	0.43	0.67	(2.59)	0.00	(2.59)
03/31/2010	6.38	0.38	4.35	4.73	(1.67)	(0.28)	(1.95)
Class A
04/01/2014 - 09/30/2014+	7.73	0.08	0.25	0.33	(0.41)	0.00	(0.41)
03/31/2014	7.28	0.03	0.84	0.87	(0.40)	(0.02)	(0.42)
03/31/2013	6.57	0.04	1.42	1.46	(0.64)	(0.11)	(0.75)
03/31/2012	7.23	0.15	(0.31)	(0.16)	(0.40)	(0.10)	(0.50)
03/31/2011	9.17	0.24	0.42	0.66	(2.60)	0.00	(2.60)
03/31/2010	6.38	0.44	4.30	4.74	(1.67)	(0.28)	(1.95)
Class B
04/01/2014 - 09/30/2014+	7.45	0.04	0.25	0.29	(0.38)	0.00	(0.38)
03/31/2014	7.03	(0.03)	0.82	0.79	(0.35)	(0.02)	(0.37)
03/31/2013	6.28	0.03	1.31	1.34	(0.48)	(0.11)	(0.59)
03/31/2012	6.96	0.10	(0.30)	(0.20)	(0.38)	(0.10)	(0.48)
03/31/2011	8.90	0.17	0.42	0.59	(2.53)	0.00	(2.53)
03/31/2010	6.25	0.39	4.17	4.56	(1.63)	(0.28)	(1.91)
Class C
04/01/2014 - 09/30/2014+	7.32	0.04	0.24	0.28	(0.39)	0.00	(0.39)
03/31/2014	6.92	(0.03)	0.81	0.78	(0.36)	(0.02)	(0.38)
03/31/2013	6.26	(0.00)^	1.33	1.33	(0.56)	(0.11)	(0.67)
03/31/2012	6.95	0.10	(0.31)	(0.21)	(0.38)	(0.10)	(0.48)
03/31/2011	8.91	0.17	0.42	0.59	(2.55)	0.00	(2.55)
03/31/2010	6.26	0.39	4.18	4.57	(1.64)	(0.28)	(1.92)

PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class
04/01/2014 - 09/30/2014+	$9.85	$0.05	$(0.49)	$(0.44)	$(0.02)	$0.00	$(0.02)
03/31/2014	9.03	0.07	1.98	2.05	(0.58)	(0.65)	(1.23)
03/31/2013	7.77	0.13	1.76	1.89	(0.63)	0.00	(0.63)
03/31/2012	8.10	0.15	(0.10)	0.05	(0.38)	0.00	(0.38)
03/31/2011	6.97	0.14	2.21	2.35	(1.22)	0.00	(1.22)
03/31/2010	5.63	0.33	4.64	4.97	(3.63)	0.00	(3.63)
Class P
04/01/2014 - 09/30/2014+	9.81	0.04	(0.50)	(0.46)	(0.01)	0.00	(0.01)
03/31/2014	8.99	0.06	1.98	2.04	(0.57)	(0.65)	(1.22)
03/31/2013	7.76	0.12	1.75	1.87	(0.64)	0.00	(0.64)
03/31/2012	8.09	0.17	(0.13)	0.04	(0.37)	0.00	(0.37)
03/31/2011	6.97	0.13	2.20	2.33	(1.21)	0.00	(1.21)
03/31/2010	5.63	0.16	4.81	4.97	(3.63)	0.00	(3.63)
Administrative Class
06/30/2014 - 09/30/2014+	10.15	0.01	(0.76)	(0.75)	(0.01)	0.00	(0.01)
Class D
04/01/2014 - 09/30/2014+	9.68	0.03	(0.49)	(0.46)	(0.00)^	0.00	(0.00)^
03/31/2014	8.90	0.03	1.95	1.98	(0.55)	(0.65)	(1.20)
03/31/2013	7.66	0.10	1.73	1.83	(0.59)	0.00	(0.59)
03/31/2012	7.98	0.14	(0.11)	0.03	(0.35)	0.00	(0.35)
03/31/2011	6.91	0.12	2.17	2.29	(1.22)	0.00	(1.22)
03/31/2010	5.61	0.23	4.69	4.92	(3.62)	0.00	(3.62)

Please see footnotes on page 24.

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$7.66	4.23%	$166,398	1.15	%*	1.15	%*	1.15	%*	1.15	%*	1.93	%*	285%
7.74	12.38	152,212	1.16		1.16		1.15		1.15		0.23		733
7.28	23.65	193,252	1.16		1.16		1.15		1.15		0.28		510
6.58	(1.97)	14,524	1.16		1.16		1.15		1.15		2.28		896
7.24	8.31	34,149	1.16		1.16		1.15		1.15		2.79		1,051
9.16	76.21	47,459	1.20		1.20		1.15		1.15		4.04		1,196

7.65	4.23	175,089	1.15	*	1.15	*	1.15	*	1.15	*	1.93	*	285
7.73	12.36	167,561	1.16		1.16		1.15		1.15		0.35		733
7.28	23.67	63,609	1.16		1.16		1.15		1.15		0.56		510
6.57	(1.95)	12,271	1.16		1.16		1.15		1.15		2.29		896
7.23	8.23	24,117	1.16		1.16		1.15		1.15		2.84		1,051
9.17	76.37	11,470	1.28		1.28		1.15		1.15		4.92		1,196

7.36	3.84	414	1.90	*	1.90	*	1.90	*	1.90	*	1.13	*	285
7.45	11.64	604	1.91		1.91		1.90		1.90		(0.46)		733
7.03	22.61	544	1.91		1.91		1.90		1.90		0.44		510
6.28	(2.66)	903	1.91		1.91		1.90		1.90		1.54		896
6.96	7.59	2,338	1.91		1.91		1.90		1.90		2.08		1,051
8.90	75.05	3,580	2.05		2.05		1.90		1.90		4.53		1,196

7.21	3.73	72,882	1.90	*	1.90	*	1.90	*	1.90	*	1.18	*	285
7.32	11.71	69,838	1.91		1.91		1.90		1.90		(0.37)		733
6.92	22.61	18,589	1.91		1.91		1.90		1.90		(0.07)		510
6.26	(2.80)	5,042	1.91		1.91		1.90		1.90		1.53		896
6.95	7.56	9,754	1.91		1.91		1.90		1.90		2.11		1,051
8.91	75.03	4,949	2.05		2.05		1.90		1.90		4.43		1,196

$9.39	(4.53)%	$278,730	0.70	%*	0.70	%*	0.69	%*	0.69	%*	0.93	%*	141%
9.85	23.47	292,658	0.69		0.69		0.69		0.69		0.70		428
9.03	25.60	316,979	0.69		0.69		0.69		0.69		1.63		566
7.77	1.17	171,799	0.69		0.69		0.69		0.69		2.10		666
8.10	35.77	201,665	0.71		0.71		0.69		0.69		1.94		571
6.97	94.74	154,296	0.79		0.79		0.69		0.69		4.42		762

9.34	(4.66)	172,125	0.80	*	0.80	*	0.79	*	0.79	*	0.81	*	141
9.81	23.55	123,335	0.79		0.79		0.79		0.79		0.59		428
8.99	25.34	58,393	0.79		0.79		0.79		0.79		1.45		566
7.76	1.04	5,348	0.79		0.79		0.79		0.79		2.32		666
8.09	35.41	2,234	0.81		0.81		0.79		0.79		1.75		571
6.97	94.65	1,868	0.80		0.80		0.79		0.79		2.33		762

9.39	(7.44)	9	0.95	*	0.95	*	0.94	*	0.94	*	0.60	*	141

9.22	(4.71)	337,161	1.10	*	1.10	*	1.09	*	1.09	*	0.54	*	141
9.68	23.05	408,790	1.09		1.09		1.09		1.09		0.29		428
8.90	25.00	255,795	1.09		1.09		1.09		1.09		1.21		566
7.66	0.94	95,341	1.09		1.09		1.09		1.09		1.89		666
7.98	35.09	106,387	1.13		1.13		1.09		1.09		1.59		571
6.91	94.07	1,780	1.13		1.13		1.09		1.09		3.03		762

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)
Class A
04/01/2014 - 09/30/2014+	$9.73	$0.03	$(0.49)	$(0.46)	$(0.00)^	$0.00	$(0.00)^
03/31/2014	8.94	0.03	1.97	2.00	(0.56)	(0.65)	(1.21)
03/31/2013	7.69	0.10	1.74	1.84	(0.59)	0.00	(0.59)
03/31/2012	8.03	0.14	(0.13)	0.01	(0.35)	0.00	(0.35)
03/31/2011	6.93	0.12	2.19	2.31	(1.21)	0.00	(1.21)
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	(3.63)
Class C
04/01/2014 - 09/30/2014+	9.27	(0.01)	(0.47)	(0.48)	(0.00)^	0.00	(0.00)^
03/31/2014	8.59	(0.04)	1.88	1.84	(0.51)	(0.65)	(1.16)
03/31/2013	7.37	0.04	1.67	1.71	(0.49)	0.00	(0.49)
03/31/2012	7.72	0.08	(0.12)	(0.04)	(0.31)	0.00	(0.31)
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	(1.19)
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	(3.60)

PIMCO StocksPLUS® Fund
Institutional Class
04/01/2014 - 09/30/2014+	$9.98	$0.02	$0.64	$0.66	$(0.02)	$0.00	$(0.02)
03/31/2014	9.20	0.09	1.90	1.99	(0.48)	(0.73)	(1.21)
03/31/2013	8.67	0.11	1.33	1.44	(0.32)	(0.59)	(0.91)
03/31/2012	8.93	0.08	0.56	0.64	(0.41)	(0.49)	(0.90)
03/31/2011	8.27	0.12	1.30	1.42	(0.76)	0.00	(0.76)
03/31/2010	4.94	0.13	3.39	3.52	(0.19)	0.00	(0.19)
Class P
04/01/2014 - 09/30/2014+	9.97	0.02	0.64	0.66	(0.02)	0.00	(0.02)
03/31/2014	9.20	0.08	1.89	1.97	(0.47)	(0.73)	(1.20)
03/31/2013	8.68	0.10	1.33	1.43	(0.32)	(0.59)	(0.91)
03/31/2012	8.95	0.07	0.55	0.62	(0.40)	(0.49)	(0.89)
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	(0.74)
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	(0.18)
Administrative Class
04/01/2014 - 09/30/2014+	9.54	0.01	0.61	0.62	(0.01)	0.00	(0.01)
03/31/2014	8.85	0.06	1.81	1.87	(0.45)	(0.73)	(1.18)
03/31/2013	8.38	0.11	1.29	1.40	(0.34)	(0.59)	(0.93)
03/31/2012	8.67	0.06	0.54	0.60	(0.40)	(0.49)	(0.89)
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	(0.74)
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	(0.19)
Class D
04/01/2014 - 09/30/2014+	9.45	0.00 ^	0.60	0.60	(0.00)^	0.00	(0.00)^
03/31/2014	8.77	0.05	1.80	1.85	(0.44)	(0.73)	(1.17)
03/31/2013	8.28	0.07	1.26	1.33	(0.25)	(0.59)	(0.84)
03/31/2012	8.57	0.05	0.53	0.58	(0.38)	(0.49)	(0.87)
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	(0.73)
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	(0.19)
Class A
04/01/2014 - 09/30/2014+	9.49	0.00 ^	0.60	0.60	(0.00)^	0.00	(0.00)^
03/31/2014	8.81	0.05	1.80	1.85	(0.44)	(0.73)	(1.17)
03/31/2013	8.31	0.07	1.28	1.35	(0.26)	(0.59)	(0.85)
03/31/2012	8.61	0.05	0.52	0.57	(0.38)	(0.49)	(0.87)
03/31/2011	8.00	0.08	1.26	1.34	(0.73)	0.00	(0.73)
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	(0.19)
Class B
04/01/2014 - 09/30/2014+	9.11	(0.03)	0.58	0.55	(0.00)^	0.00	(0.00)^
03/31/2014	8.51	(0.02)	1.74	1.72	(0.39)	(0.73)	(1.12)
03/31/2013	7.97	0.01	1.22	1.23	(0.10)	(0.59)	(0.69)
03/31/2012	8.28	(0.01)	0.51	0.50	(0.32)	(0.49)	(0.81)
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	(0.67)
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	(0.17)

Please see footnotes on page 24.

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.27	(4.69)%	$344,876	1.10	%*	1.10	%*	1.09	%*	1.09	%*	0.54	%*	141%
9.73	23.10	456,429	1.09		1.09		1.09		1.09		0.28		428
8.94	25.04	175,145	1.09		1.09		1.09		1.09		1.21		566
7.69	0.71	54,972	1.09		1.09		1.09		1.09		1.87		666
8.03	35.30	63,897	1.13		1.13		1.09		1.09		1.64		571
6.93	94.12	11,941	1.16		1.16		1.09		1.09		3.32		762

8.79	(5.18)	147,824	1.85	*	1.85	*	1.84	*	1.84	*	(0.22	)*	141
9.27	22.19	164,980	1.84		1.84		1.84		1.84		(0.46)		428
8.59	24.20	61,217	1.84		1.84		1.84		1.84		0.48		566
7.37	(0.07)	22,989	1.84		1.84		1.84		1.84		1.11		666
7.72	34.24	19,329	1.88		1.88		1.84		1.84		0.89		571
6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29		762

$10.62	6.60%	$637,965	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.47	%*	37%
9.98	22.60	753,805	0.51		0.51		0.50		0.50		0.92		169
9.20	17.72	857,270	0.50		0.50		0.50		0.50		1.24		321
8.67	8.52	1,313,949	0.50		0.50		0.50		0.50		0.95		404
8.93	18.59	1,193,012	0.50		0.50		0.50		0.50		1.49		225
8.27	71.35	654,432	0.54		0.54		0.50		0.50		1.82		392

10.61	6.58	23,002	0.60	*	0.60	*	0.60	*	0.60	*	0.38	*	37
9.97	22.42	21,165	0.61		0.61		0.60		0.60		0.82		169
9.20	17.58	13,058	0.60		0.60		0.60		0.60		1.16		321
8.68	8.25	1,149	0.60		0.60		0.60		0.60		0.89		404
8.95	18.53	995	0.60		0.60		0.60		0.60		1.36		225
8.28	71.31	315	0.61		0.61		0.60		0.60		1.49		392

10.15	6.48	4,930	0.75	*	0.75	*	0.75	*	0.75	*	0.22	*	37
9.54	22.20	5,873	0.76		0.76		0.75		0.75		0.67		169
8.85	17.97	5,063	0.75		0.75		0.75		0.75		1.28		321
8.38	8.17	3,378	0.75		0.75		0.75		0.75		0.73		404
8.67	18.30	3,355	0.75		0.75		0.75		0.75		1.23		225
8.05	70.96	2,857	0.79		0.79		0.75		0.75		1.94		392

10.05	6.40	30,382	0.90	*	0.90	*	0.90	*	0.90	*	0.07	*	37
9.45	22.09	23,073	0.91		0.91		0.90		0.90		0.54		169
8.77	17.27	22,003	0.90		0.90		0.90		0.90		0.86		321
8.28	8.07	6,953	0.90		0.90		0.90		0.90		0.57		404
8.57	18.11	11,501	0.90		0.90		0.90		0.90		1.02		225
7.97	71.00	8,827	0.94		0.94		0.90		0.90		1.59		392

10.09	6.36	211,352	0.90	*	0.90	*	0.90	*	0.90	*	0.07	*	37
9.49	22.06	212,884	0.91		0.91		0.90		0.90		0.51		169
8.81	17.37	110,928	0.90		0.90		0.90		0.90		0.85		321
8.31	7.96	82,266	0.90		0.90		0.90		0.90		0.59		404
8.61	18.13	83,042	0.90		0.90		0.90		0.90		1.07		225
8.00	70.93	68,038	0.94		0.94		0.90		0.90		1.90		392

9.66	6.04	1,473	1.65	*	1.65	*	1.65	*	1.65	*	(0.68	)*	37
9.11	21.12	2,360	1.66		1.66		1.65		1.65		(0.26)		169
8.51	16.43	1,272	1.65		1.65		1.65		1.65		0.10		321
7.97	7.26	2,492	1.65		1.65		1.65		1.65		(0.19)		404
8.28	17.20	5,635	1.65		1.65		1.65		1.65		0.31		225
7.72	69.42	8,664	1.69		1.69		1.65		1.65		1.14		392

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® Fund (Cont.)
Class C
04/01/2014 - 09/30/2014+	$9.20	$(0.02)	$0.58	$0.56	$(0.00)^	$0.00	$(0.00)^
03/31/2014	8.58	0.00	1.76	1.76	(0.41)	(0.73)	(1.14)
03/31/2013	8.07	0.03	1.24	1.27	(0.17)	(0.59)	(0.76)
03/31/2012	8.39	0.01	0.51	0.52	(0.35)	(0.49)	(0.84)
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	(0.69)
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	(0.18)
Class R
04/01/2014 - 09/30/2014+	9.71	(0.01)	0.62	0.61	(0.00)^	0.00	(0.00)^
03/31/2014	8.99	0.02	1.85	1.87	(0.42)	(0.73)	(1.15)
03/31/2013	8.49	0.05	1.29	1.34	(0.25)	(0.59)	(0.84)
03/31/2012	8.76	0.03	0.56	0.59	(0.37)	(0.49)	(0.86)
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	(0.71)
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	(0.18)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class
04/01/2014 - 09/30/2014+	$10.38	$0.05	$0.66	$0.71	$(0.01)	$0.00	$(0.01)
03/31/2014	9.92	0.12	1.79	1.91	(0.24)	(1.21)	(1.45)
03/31/2013	8.76	0.15	1.62	1.77	(0.60)	(0.01)	(0.61)
03/31/2012	8.23	0.15	0.77	0.92	(0.39)	0.00	(0.39)
03/31/2011	7.14	0.17	1.42	1.59	(0.50)	0.00	(0.50)
03/31/2010	4.84	0.28	3.55	3.83	(1.53)	0.00	(1.53)
Class P
04/01/2014 - 09/30/2014+	10.31	0.05	0.66	0.71	(0.01)	0.00	(0.01)
03/31/2014	9.87	0.10	1.79	1.89	(0.24)	(1.21)	(1.45)
03/31/2013	8.73	0.14	1.61	1.75	(0.60)	(0.01)	(0.61)
03/31/2012	8.21	0.16	0.74	0.90	(0.38)	0.00	(0.38)
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	(0.50)
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	(1.53)
Class D
04/01/2014 - 09/30/2014+	10.19	0.03	0.66	0.69	(0.01)	0.00	(0.01)
03/31/2014	9.77	0.08	1.76	1.84	(0.21)	(1.21)	(1.42)
03/31/2013	8.66	0.11	1.58	1.69	(0.57)	(0.01)	(0.58)
03/31/2012	8.14	0.13	0.75	0.88	(0.36)	0.00	(0.36)
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	(0.48)
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	(1.52)
Class A
04/01/2014 - 09/30/2014+	10.31	0.03	0.66	0.69	(0.01)	0.00	(0.01)
03/31/2014	9.88	0.07	1.79	1.86	(0.22)	(1.21)	(1.43)
03/31/2013	8.72	0.12	1.61	1.73	(0.56)	(0.01)	(0.57)
03/31/2012	8.21	0.13	0.74	0.87	(0.36)	0.00	(0.36)
03/31/2011	7.13	0.14	1.42	1.56	(0.48)	0.00	(0.48)
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	(1.52)
Class B
04/01/2014 - 09/30/2014+	9.98	(0.01)	0.64	0.63	(0.00)^	0.00	(0.00)^
03/31/2014	9.64	(0.01)	1.74	1.73	(0.18)	(1.21)	(1.39)
03/31/2013	8.43	0.05	1.58	1.63	(0.41)	(0.01)	(0.42)
03/31/2012	7.93	0.07	0.72	0.79	(0.29)	0.00	(0.29)
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	(0.43)
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	(1.49)
Class C
04/01/2014 - 09/30/2014+	9.83	(0.01)	0.63	0.62	(0.00)^	0.00	(0.00)^
03/31/2014	9.51	(0.01)	1.72	1.71	(0.18)	(1.21)	(1.39)
03/31/2013	8.42	0.05	1.54	1.59	(0.49)	(0.01)	(0.50)
03/31/2012	7.94	0.07	0.72	0.79	(0.31)	0.00	(0.31)
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	(0.44)
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	(1.49)

Please see footnotes on page 24.

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.76	6.09%	$130,635	1.40	%*	1.40	%*	1.40	%*	1.40	%*	(0.43	)%*	37%
9.20	21.50	125,863	1.41		1.41		1.40		1.40		(0.01)		169
8.58	16.77	59,874	1.40		1.40		1.40		1.40		0.35		321
8.07	7.44	49,695	1.40		1.40		1.40		1.40		0.08		404
8.39	17.65	52,092	1.40		1.40		1.40		1.40		0.58		225
7.81	69.98	43,004	1.44		1.44		1.40		1.40		1.34		392

10.32	6.28	12,659	1.15	*	1.15	*	1.15	*	1.15	*	(0.18	)*	37
9.71	21.77	8,497	1.16		1.16		1.15		1.15		0.26		169
8.99	16.91	6,923	1.15		1.15		1.15		1.15		0.61		321
8.49	7.96	2,313	1.15		1.15		1.15		1.15		0.34		404
8.76	17.79	2,332	1.15		1.15		1.15		1.15		0.83		225
8.13	70.35	2,288	1.19		1.19		1.15		1.15		1.52		392

$11.08	6.86%	$232,284	0.64	%*	0.64	%*	0.64	%*	0.64	%*	1.00	%*	148%
10.38	20.09	217,927	0.64		0.64		0.64		0.64		1.15		392
9.92	21.14	327,485	0.64		0.64		0.64		0.64		1.67		419
8.76	11.68	167,147	0.64		0.64		0.64		0.64		1.98		601
8.23	23.03	181,890	0.64		0.64		0.64		0.64		2.31		476
7.14	81.47	155,222	0.69		0.69		0.64		0.64		4.21		609

11.01	6.91	116,305	0.74	*	0.74	*	0.74	*	0.74	*	0.89	*	148
10.31	19.92	98,564	0.74		0.74		0.74		0.74		1.01		392
9.87	21.00	67,376	0.74		0.74		0.74		0.74		1.52		419
8.73	11.57	5,013	0.74		0.74		0.74		0.74		2.04		601
8.21	22.86	2,186	0.74		0.74		0.74		0.74		2.07		476
7.13	81.20	329	0.76		0.76		0.74		0.74		3.80		609

10.87	6.74	311,356	1.04	*	1.04	*	1.04	*	1.04	*	0.60	*	148
10.19	19.64	320,575	1.04		1.04		1.04		1.04		0.73		392
9.77	20.40	357,116	1.04		1.04		1.04		1.04		1.27		419
8.66	11.25	115,818	1.04		1.04		1.04		1.04		1.67		601
8.14	22.52	111,590	1.04		1.04		1.04		1.04		1.72		476
7.08	80.66	15,281	1.09		1.09		1.04		1.04		3.61		609

10.99	6.66	345,534	1.04	*	1.04	*	1.04	*	1.04	*	0.60	*	148
10.31	19.58	351,418	1.04		1.04		1.04		1.04		0.71		392
9.88	20.72	207,083	1.04		1.04		1.04		1.04		1.27		419
8.72	11.07	76,257	1.04		1.04		1.04		1.04		1.68		601
8.21	22.59	75,423	1.04		1.04		1.04		1.04		1.88		476
7.13	80.58	37,735	1.09		1.09		1.04		1.04		3.78		609

10.61	6.31	1,160	1.79	*	1.79	*	1.79	*	1.79	*	(0.13	)*	148
9.98	18.64	1,955	1.79		1.79		1.79		1.79		(0.06)		392
9.64	19.95	931	1.79		1.79		1.79		1.79		0.60		419
8.43	10.41	1,968	1.79		1.79		1.79		1.79		0.89		601
7.93	21.47	4,288	1.79		1.79		1.79		1.79		1.20		476
6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12		609

10.45	6.31	197,021	1.79	*	1.79	*	1.79	*	1.79	*	(0.15	)*	148
9.83	18.70	189,201	1.79		1.79		1.79		1.79		(0.06)		392
9.51	19.71	74,798	1.79		1.79		1.79		1.79		0.52		419
8.42	10.36	24,647	1.79		1.79		1.79		1.79		0.94		601
7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13		476
6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09		609

Please see footnotes on page 24.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class
04/01/2014 - 09/30/2014+	$2.67	$0.02		$(0.17)	$(0.15)	$(0.01)	$0.00	$(0.01)
03/31/2014	3.34	0.04		(0.65)	(0.61)	(0.06)	0.00	(0.06)
03/31/2013	3.65	0.06		(0.31)	(0.25)	(0.06)	0.00	(0.06)
03/31/2012	4.13	0.10		(0.46)	(0.36)	(0.12)	0.00	(0.12)
03/31/2011	4.66	0.08		(0.55)	(0.47)	(0.06)	0.00	(0.06)
03/31/2010	6.88	0.10		(1.83)	(1.73)	(0.13)	(0.36)	(0.49)
Class P
04/01/2014 - 09/30/2014+	2.68	0.02		(0.18)	(0.16)	(0.01)	0.00	(0.01)
03/31/2014	3.34	0.03		(0.63)	(0.60)	(0.06)	0.00	(0.06)
03/31/2013	3.64	0.06		(0.31)	(0.25)	(0.05)	0.00	(0.05)
03/31/2012	4.13	0.10		(0.47)	(0.37)	(0.12)	0.00	(0.12)
03/31/2011	4.66	0.10		(0.57)	(0.47)	(0.06)	0.00	(0.06)
01/29/2010 - 03/31/2010	5.08	0.01		(0.41)	(0.40)	(0.02)	0.00	(0.02)
Class D
04/01/2014 - 09/30/2014+	2.60	0.01		(0.16)	(0.15)	(0.01)	0.00	(0.01)
03/31/2014	3.25	0.02		(0.62)	(0.60)	(0.05)	0.00	(0.05)
03/31/2013	3.54	0.05		(0.31)	(0.26)	(0.03)	0.00	(0.03)
03/31/2012	4.01	0.09		(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06		(0.53)	(0.47)	(0.05)	0.00	(0.05)
03/31/2010	6.71	0.08		(1.79)	(1.71)	(0.11)	(0.36)	(0.47)
Class A
04/01/2014 - 09/30/2014+	2.61	0.01		(0.17)	(0.16)	(0.00)^	0.00	(0.00)^
03/31/2014	3.25	0.02		(0.61)	(0.59)	(0.05)	0.00	(0.05)
03/31/2013	3.54	0.05		(0.31)	(0.26)	(0.03)	0.00	(0.03)
03/31/2012	4.01	0.09		(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06		(0.53)	(0.47)	(0.05)	0.00	(0.05)
03/31/2010	6.73	0.08		(1.80)	(1.72)	(0.12)	(0.36)	(0.48)
Class C
04/01/2014 - 09/30/2014+	2.54	0.00	^	(0.16)	(0.16)	(0.00)^	0.00	(0.00)^
03/31/2014	3.17	0.00		(0.60)	(0.60)	(0.03)	0.00	(0.03)
03/31/2013	3.46	0.03		(0.31)	(0.28)	(0.01)	0.00	(0.01)
03/31/2012	3.93	0.05		(0.43)	(0.38)	(0.09)	0.00	(0.09)
03/31/2011	4.46	0.03		(0.53)	(0.50)	(0.03)	0.00	(0.03)
03/31/2010	6.65	0.05		(1.79)	(1.74)	(0.09)	(0.36)	(0.45)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
04/01/2014 - 09/30/2014+	$7.24	$0.13		$0.77	$0.90	$(0.06)	$0.00	$(0.06)
03/31/2014	8.84	0.29		0.97	1.26	(0.61)	(2.25)	(2.86)
03/31/2013	8.14	0.28		1.68	1.96	(0.41)	(0.85)	(1.26)
03/31/2012	7.01	0.29		1.49	1.78	(0.19)	(0.46)	(0.65)
03/31/2011	8.17	0.34		1.48	1.82	(0.77)	(2.21)	(2.98)
03/31/2010	5.48	0.31		3.17	3.48	(0.29)	(0.50)	(0.79)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2010, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.39%.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$2.51	(5.65)%	$4,922,984	0.64	%*	0.64	%*	0.64	%*	0.64	%*	1.37	%*	111%
2.67	(18.36)	5,093,625	0.64		0.64		0.64		0.64		1.25		364
3.34	(7.05)	5,959,231	0.65		0.65		0.64		0.64		1.74		297
3.65	(8.92)	1,454,709	0.66		0.66		0.64		0.64		2.40		635
4.13	(10.22)	1,308,042	0.66	(b)	0.66	(b)	0.66	(b)	0.66	(b)	1.79		483
4.66	(25.64)	752,805	0.69		0.69		0.69		0.69		1.93		406

2.51	(6.02)	67,126	0.74	*	0.74	*	0.74	*	0.74	*	1.26	*	111
2.68	(18.16)	45,285	0.74		0.74		0.74		0.74		1.15		364
3.34	(7.08)	82,363	0.75		0.75		0.74		0.74		1.71		297
3.64	(9.17)	38,120	0.76		0.76		0.74		0.74		2.46		635
4.13	(10.22)	10,955	0.76	(b)	0.76	(b)	0.76	(b)	0.76	(b)	2.28		483
4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28	*	406

2.44	(5.96)	55,802	1.04	*	1.04	*	1.04	*	1.04	*	0.98	*	111
2.60	(18.59)	52,114	1.04		1.04		1.04		1.04		0.85		364
3.25	(7.46)	76,016	1.05		1.05		1.04		1.04		1.48		297
3.54	(9.26)	70,353	1.06		1.06		1.04		1.04		2.15		635
4.01	(10.50)	78,865	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.27		483
4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61		406

2.45	(6.02)	43,108	1.04	*	1.04	*	1.04	*	1.04	*	1.00	*	111
2.61	(18.33)	67,670	1.04		1.04		1.04		1.04		0.85		364
3.25	(7.55)	143,603	1.05		1.05		1.04		1.04		1.50		297
3.54	(9.27)	145,473	1.06		1.06		1.04		1.04		2.12		635
4.01	(10.49)	177,651	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.34		483
4.53	(26.10)	155,362	1.09		1.09		1.09		1.09		1.56		406

2.38	(6.30)	24,920	1.79	*	1.79	*	1.79	*	1.79	*	0.22	*	111
2.54	(18.96)	22,645	1.79		1.79		1.79		1.79		0.10		364
3.17	(8.07)	27,676	1.80		1.80		1.79		1.79		0.72		297
3.46	(9.94)	27,889	1.81		1.81		1.79		1.79		1.37		635
3.93	(11.30)	26,572	1.81	(b)	1.81	(b)	1.81	(b)	1.81	(b)	0.58		483
4.46	(26.63)	23,040	1.84		1.84		1.84		1.84		0.89		406

$8.08	12.49%	$699,023	0.60	%*	0.60	%*	0.59	%*	0.59	%*	3.42	%*	36%
7.24	18.06	559,898	0.59		0.59		0.59		0.59		3.47		73
8.84	25.55	886,610	0.60		0.60		0.59		0.59		3.19		52
8.14	26.51	524,448	0.59		0.59		0.59		0.59		3.93		276
7.01	25.78	491,002	0.60		0.60		0.59		0.59		4.24		339
8.17	64.82	419,105	0.60		0.60		0.59		0.59		4.24		417

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Assets:
Investments, at value
Investments in securities*	$918,783	$788,745	$981,075	$651,709	$881,462	$3,875,187	$660,991
Investments in Affiliates	313,585	60,678	375,786	281,068	380,943	1,406,120	111,510
Financial Derivative Instruments
Exchange-traded or centrally cleared	686	1,632	486	154	354	3,347	22
Over the counter	14,272	50,007	33,873	55,755	51,352	66,003	2,146
Cash	104	1	550	9,637	492	1,022	0
Deposits with counterparty	1,946	474	6,325	21,997	1,326	9,889	240
Foreign currency, at value	1,219	3,398	733	61,359	1,300	493	200
Receivable for investments sold	46,549	719,336	114,268	68,113	55,977	159,178	11,327
Receivable for Fund shares sold	161	1,272	1,308	958	1,486	1,124	407
Interest and dividends receivable	5,248	4,501	5,995	2,870	5,581	22,671	6,568
Dividends receivable from Affiliates	81	15	113	94	104	363	23
Other assets	0	8	0	0	0	0	23
	1,302,634	1,630,067	1,520,512	1,153,714	1,380,377	5,545,397	793,457

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$5,373	$0	$0	$0	$0	$20,184
Payable for sale-buyback transactions	648	52,492	1,238	0	0	0	65,602
Payable for short sales	0	389,185	0	3,392	0	0	1,131
Financial Derivative Instruments
Exchange-traded or centrally cleared	436	93	6,811	1,006	1,519	1,177	1,610
Over the counter	55,092	53,232	6,265	4,855	5,804	34,407	1,769
Payable for investments purchased	92,747	384,429	175,031	6,696	114,856	345,671	0
Payable for investments in Affiliates purchased	81	15	113	94	104	363	23
Deposits from counterparty	8,443	33,678	39,349	53,950	48,227	44,968	830
Payable for Fund shares redeemed	1,123	2,930	9,841	30,688	5,181	2,215	2,946
Accrued investment advisory fees	365	256	478	234	379	1,582	201
Accrued supervisory and administrative fees	245	224	392	280	355	1,034	138
Accrued distribution fees	14	78	165	52	182	26	0
Accrued servicing fees	8	50	104	69	110	14	0
Other liabilities	1	0	0	0	0	0	0
	159,203	922,035	239,787	101,316	176,717	431,457	94,434

Net Assets	$1,143,431	$708,032	$1,280,725	$1,052,398	$1,203,660	$5,113,940	$699,023

Net Assets Consist of:
Paid in capital	$1,086,268	$648,162	$1,305,774	$1,019,776	$1,015,287	$8,073,469	$580,511
Undistributed (overdistributed) net investment income	14,107	28,085	(18)	2,055	(767)	23,053	10,665
Accumulated undistributed net realized gain (loss)	98,377	43,551	(12,066)	(16,179)	162,709	(2,975,623)	76,863
Net unrealized appreciation (depreciation)	(55,321)	(11,766)	(12,965)	46,746	26,431	(6,959)	30,984
	$1,143,431	$708,032	$1,280,725	$1,052,398	$1,203,660	$5,113,940	$699,023

Cost of Investments in Securities	$924,444	$794,819	$986,927	$652,225	$889,878	$3,868,824	$623,506
Cost of Investments in Affiliates	$313,588	$60,679	$375,792	$281,078	$380,954	$1,406,135	$111,516
Cost of Foreign Currency Held	$1,232	$3,405	$751	$61,383	$1,321	$501	$204
Proceeds Received on Short Sales	$0	$388,914	$0	$3,383	$0	$0	$1,126
Cost or Premiums of Financial Derivative Instruments, net	$(815)	$(474)	$(53)	$(810)	$(396)	$(1,108)	$(232)

* Includes repurchase agreements of:	$133	$571	$203	$818	$0	$0	$4,245

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Net Assets:
Institutional Class	$1,050,890	$250,258	$278,730	$637,965	$232,284	$4,922,984	$699,023
Class P	13,712	42,991	172,125	23,002	116,305	67,126	NA
Administrative Class	2,431	NA	9	4,930	NA	NA	NA
Class D	37,028	166,398	337,161	30,382	311,356	55,802	NA
Class A	30,011	175,089	344,876	211,352	345,534	43,108	NA
Class B	NA	414	NA	1,473	1,160	NA	NA
Class C	9,359	72,882	147,824	130,635	197,021	24,920	NA
Class R	NA	NA	NA	12,659	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	159,442	31,544	29,681	60,100	20,961	1,957,471	86,487
Class P	2,073	5,450	18,427	2,169	10,565	26,690	NA
Administrative Class	373	NA	1	486	NA	NA	NA
Class D	5,700	21,737	36,576	3,023	28,648	22,834	NA
Class A	4,641	22,895	37,212	20,947	31,430	17,562	NA
Class B	NA	56	NA	153	109	NA	NA
Class C	1,491	10,106	16,808	13,388	18,848	10,469	NA
Class R	NA	NA	NA	1,227	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$6.59	$7.93	$9.39	$10.62	$11.08	$2.51	$8.08
Class P	6.61	7.89	9.34	10.61	11.01	2.51	NA
Administrative Class	6.51	NA	9.39	10.15	NA	NA	NA
Class D	6.50	7.66	9.22	10.05	10.87	2.44	NA
Class A	6.47	7.65	9.27	10.09	10.99	2.45	NA
Class B	NA	7.36	NA	9.66	10.61	NA	NA
Class C	6.28	7.21	8.79	9.76	10.45	2.38	NA
Class R	NA	NA	NA	10.32	NA	NA	NA

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO StocksPLUS® Long Duration Fund

Investment Income:
Interest	$10,046	$10,061	$10,709	$5,040	$9,172	$47,836	$13,015
Dividends	931	587	165	0	242	2,256	0
Dividends from Investments in Affiliates	395	88	515	440	461	1,811	111
Total Income	11,372	10,736	11,389	5,480	9,875	51,903	13,126

Expenses:
Investment advisory fees	2,477	1,568	3,074	1,408	2,344	10,042	1,142
Supervisory and administrative fees	1,653	1,370	2,540	1,694	2,207	6,571	783
Distribution and/or servicing fees - Administrative Class	3	0	0	6	0	0	0
Distribution and/or servicing fees - Class D	46	201	488	31	400	69	0
Distribution fees - Class B	0	2	0	7	6	0	0
Distribution fees - Class C	37	271	597	324	732	88	0
Distribution fees - Class R	0	0	0	12	0	0	0
Servicing fees - Class A	41	217	519	254	442	83	0
Servicing fees - Class B	0	1	0	2	2	0	0
Servicing fees - Class C	12	90	199	162	244	29	0
Servicing fees - Class R	0	0	0	12	0	0	0
Trustee fees	1	0	1	1	1	3	0
Interest expense	17	17	39	16	15	11	25
Total Expenses	4,287	3,737	7,457	3,929	6,393	16,896	1,950

Net Investment Income	7,085	6,999	3,932	1,551	3,482	35,007	11,176

Net Realized Gain (Loss):
Investments in securities	6,650	(915)	6,542	(7,059)	5,889	12,888	5,767
Investments in Affiliates	(10)	23	19	27	(50)	(122)	6
Exchange-traded or centrally cleared financial derivative instruments	3,699	(9,093)	(3,234)	35,599	45,197	(57,993)	48,443
Over the counter financial derivative instruments	86,732	57,303	92,400	3,362	7,062	(865,538)	4,597
Foreign currency	(138)	(600)	62	(79)	419	(105)	(13)
Net Realized Gain (Loss)	96,933	46,718	95,789	31,850	58,517	(910,870)	58,800

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(16,795)	(10,907)	(18,341)	(6,000)	(15,381)	(64,621)	14,457
Investments in Affiliates	17	(13)	(5)	(29)	57	148	(6)
Exchange-traded or centrally cleared financial derivative instruments	(10,720)	(1,848)	(28,164)	(8,304)	(13,846)	(22,099)	(12,116)
Over the counter financial derivative instruments	(94,080)	(13,506)	(119,198)	49,147	44,784	670,513	(682)
Foreign currency assets and liabilities	(132)	(144)	(288)	(323)	(266)	(1,146)	(14)
Net Change in Unrealized Appreciation (Depreciation)	(121,710)	(26,418)	(165,996)	34,491	15,348	582,795	1,639
Net Gain (Loss)	(24,777)	20,300	(70,207)	66,341	73,865	(328,075)	60,439

Net Increase (Decrease) in Net Assets Resulting from Operations	$(17,692)	$27,299	$(66,275)	$67,892	$77,347	$(293,068)	$71,615

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)		PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)		PIMCO Small Cap StocksPLUS® AR Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,085	$13,565	$6,999	$2,857	$3,932	$4,399
Net realized gain	96,933	142,095	46,718	59,927	95,789	147,415
Net change in unrealized appreciation (depreciation)	(121,710)	32,688	(26,418)	5,676	(165,996)	107,713
Net increase (decrease) resulting from operations	(17,692)	188,348	27,299	68,460	(66,275)	259,527

Distributions to Shareholders:
From net investment income
Institutional Class	(32,198)	(133,322)	(12,717)	(17,361)	(458)	(17,779)
Class P	(357)	(831)	(2,144)	(1,399)	(202)	(6,694)
Administrative Class	(73)	(178)	0	0	(0)^	0
Class D	(1,028)	(2,512)	(8,687)	(8,073)	(182)	(21,703)
Class A	(895)	(2,359)	(9,141)	(6,582)	(158)	(22,665)
Class B	0	0	(23)	(29)	0	0
Class C	(248)	(798)	(3,789)	(2,306)	(0)^	(7,811)
From net realized capital gains
Institutional Class	0	(27,574)	0	(910)	0	(19,851)
Class P	0	(174)	0	(88)	0	(7,413)
Administrative Class	0	(36)	0	0	0	0
Class D	0	(528)	0	(418)	0	(24,373)
Class A	0	(463)	0	(440)	0	(26,001)
Class B	0	0	0	(2)	0	0
Class C	0	(173)	0	(176)	0	(9,571)

Total Distributions	(34,799)	(168,948)	(36,501)	(37,784)	(1,000)	(163,861)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(179,484)	185,946	(2,505)	125,687	(98,192)	482,997

Total Increase (Decrease) in Net Assets	(231,975)	205,346	(11,707)	156,363	(165,467)	578,663

Net Assets:
Beginning of period	1,375,406	1,170,060	719,739	563,376	1,446,192	867,529
End of period*	$1,143,431	$1,375,406	$708,032	$719,739	$1,280,725	$1,446,192

* Including undistributed (overdistributed) net investment income of:	$14,107	$41,821	$28,085	$57,587	$(18)	$(2,950)

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® AR Short Strategy Fund		PIMCO StocksPLUS® Long Duration Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,551	$6,442	$3,482	$8,708	$35,007	$84,609	$11,176	$20,360
Net realized gain (loss)	31,850	205,896	58,517	233,127	(910,870)	(902,133)	58,800	115,422
Net change in unrealized appreciation (depreciation)	34,491	(34,322)	15,348	(39,352)	582,795	(606,067)	1,639	(43,618)
Net increase (decrease) resulting from operations	67,892	178,016	77,347	202,483	(293,068)	(1,423,591)	71,615	92,164

Distributions to Shareholders:
From net investment income
Institutional Class	(1,274)	(26,300)	(268)	(6,323)	(17,614)	(127,307)	(5,500)	(42,000)
Class P	(33)	(910)	(123)	(2,501)	(187)	(1,125)	0	0
Administrative Class	(4)	(280)	0	0	0	0	0	0
Class D	(12)	(1,053)	(201)	(6,749)	(112)	(998)	0	0
Class A	(77)	(8,812)	(208)	(7,112)	(84)	(1,282)	0	0
Class B	(0)^	(89)	(0)^	(38)	0	0	0	0
Class C	(0)^	(4,477)	(1)	(3,283)	(0)^	(282)	0	0
Class R	(0)^	(416)	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	(32,120)	0	(28,107)	0	0	0	(145,157)
Class P	0	(1,238)	0	(12,252)	0	0	0	0
Administrative Class	0	(462)	0	0	0	0	0	0
Class D	0	(1,381)	0	(34,802)	0	0	0	0
Class A	0	(15,192)	0	(36,299)	0	0	0	0
Class B	0	(196)	0	(231)	0	0	0	0
Class C	0	(8,556)	0	(19,812)	0	0	0	0
Class R	0	(756)	0	0	0	0	0	0

Total Distributions	(1,400)	(102,238)	(801)	(157,509)	(17,997)	(130,994)	(5,500)	(187,157)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(167,614)	1,351	(52,526)	99,877	143,666	547,035	73,010	(231,719)

Total Increase (Decrease) in Net Assets	(101,122)	77,129	24,020	144,851	(167,399)	(1,007,550)	139,125	(326,712)

Net Assets:
Beginning of period	1,153,520	1,076,391	1,179,640	1,034,789	5,281,339	6,288,889	559,898	886,610
End of period*	$1,052,398	$1,153,520	$1,203,660	$1,179,640	$5,113,940	$5,281,339	$699,023	$559,898

* Including undistributed (overdistributed) net investment income of:	$2,055	$1,904	$(767)	$(3,448)	$23,053	$6,043	$10,665	$4,989

**	See Note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 80.4%

BANK LOAN OBLIGATIONS 0.5%
Community Health Systems, Inc.
3.485% due 01/25/2017		$598	$596
HCA, Inc.
2.654% due 05/02/2016		1,650	1,645
2.904% due 03/31/2017		2,893	2,877

Total Bank Loan Obligations (Cost $5,125)			5,118

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 18.5%
Ally Financial, Inc.
3.500% due 07/18/2016		1,200	1,216
4.625% due 06/26/2015		2,400	2,439
5.500% due 02/15/2017		600	626
6.750% due 12/01/2014		18,100	18,242
8.300% due 02/12/2015		2,400	2,454
American Honda Finance Corp.
0.732% due 10/07/2016		3,200	3,224
American International Group, Inc.
5.050% due 10/01/2015		500	522
ASIF
3.000% due 02/17/2017	EUR	200	251
Banco del Estado de Chile
4.125% due 10/07/2020		$2,000	2,098
Banco Santander Brasil S.A.
4.250% due 01/14/2016		300	311
4.500% due 04/06/2015		500	507
4.625% due 02/13/2017		5,000	5,244
Banco Santander Chile
1.834% due 01/19/2016		1,000	1,013
Bank of America Corp.
3.750% due 07/12/2016		2,800	2,924
Barclays Bank PLC
10.179% due 06/12/2021		11,400	15,564
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	210
6.500% due 03/10/2021		200	219
6.750% due 09/30/2022		2,200	2,469
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,500	1,939
Caixa Economica Federal
4.250% due 05/13/2019		$800	798
CIT Group, Inc.
3.875% due 02/19/2019		1,600	1,576
4.250% due 08/15/2017		2,300	2,329
4.750% due 02/15/2015		2,600	2,631
5.000% due 05/15/2017		400	411
5.250% due 03/15/2018		2,800	2,891
5.500% due 02/15/2019		5,000	5,234
Citigroup, Inc.
0.502% due 06/09/2016		7,900	7,860
0.914% due 11/15/2016		7,000	7,043
1.250% due 01/15/2016		2,500	2,511
4.875% due 05/07/2015		900	923
Deutsche Bank AG
0.705% due 05/30/2017		1,600	1,602
E*TRADE Financial Corp.
6.000% due 11/15/2017		800	828
Eksportfinans ASA
2.000% due 09/15/2015		3,100	3,104
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		3,100	3,127
2.500% due 01/15/2016		2,500	2,547
2.750% due 05/15/2015		2,300	2,330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/15/2015	$3,600	$3,635
5.625% due 09/15/2015	2,000	2,092
7.000% due 04/15/2015	1,900	1,966
8.000% due 12/15/2016	200	228
8.700% due 10/01/2014	9,200	9,200
12.000% due 05/15/2015	600	643
General Motors Financial Co., Inc.
2.750% due 05/15/2016	2,000	2,019
HBOS PLC
0.933% due 09/30/2016	3,000	2,999
International Lease Finance Corp.
4.875% due 04/01/2015	5,000	5,084
5.750% due 05/15/2016	700	733
6.750% due 09/01/2016	100	108
8.625% due 09/15/2015	4,300	4,553
8.750% due 03/15/2017	1,900	2,123
Intesa Sanpaolo SpA
3.125% due 01/15/2016	4,800	4,912
JPMorgan Chase & Co.
0.683% due 04/23/2015	18,400	18,418
0.855% due 02/26/2016	4,900	4,931
3.150% due 07/05/2016	2,100	2,174
3.450% due 03/01/2016	800	829
4.750% due 03/01/2015	600	611
Korea Development Bank
3.500% due 08/22/2017	300	315
4.375% due 08/10/2015	200	206
Korea Exchange Bank
3.125% due 06/26/2017	1,500	1,553
Korea Finance Corp.
3.250% due 09/20/2016	100	104
Lloyds Bank PLC
12.000% due 12/16/2024 (d)	200	295
Morgan Stanley
3.800% due 04/29/2016	1,200	1,251
MUFG Union Bank N.A.
0.638% due 05/05/2017	3,700	3,711
Navient LLC
5.000% due 04/15/2015	1,200	1,221
5.500% due 01/15/2019	500	511
6.250% due 01/25/2016	4,655	4,844
Nordea Bank AB
0.592% due 04/04/2017	3,000	3,007
NRAM Covered Bond LLP
5.625% due 06/22/2017	500	557
Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	103
Qatari Diar Finance Co.
3.500% due 07/21/2015	100	102
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)	200	229
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017	1,000	1,018
Springleaf Finance Corp.
5.400% due 12/01/2015	2,300	2,357
6.900% due 12/15/2017	2,000	2,130
State Bank of India
4.500% due 07/27/2015	1,000	1,027
Stone Street Trust
5.902% due 12/15/2015	300	318
Wells Fargo & Co.
0.692% due 04/22/2019	10,200	10,243

		211,577

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 6.0%
21st Century Fox America, Inc.
5.300% due 12/15/2014		$1,300	$1,313
AbbVie, Inc.
0.997% due 11/06/2015		1,000	1,007
ArcelorMittal
4.250% due 08/05/2015		500	510
9.500% due 02/15/2015		1,100	1,133
Asciano Finance Ltd.
5.000% due 04/07/2018		500	539
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,776
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		300	353
Daimler Finance North America LLC
0.584% due 03/10/2017		5,900	5,905
DISH DBS Corp.
7.125% due 02/01/2016		400	425
7.750% due 05/31/2015		600	622
Enbridge, Inc.
0.885% due 10/01/2016		2,600	2,617
GTL Trade Finance, Inc.
7.250% due 10/20/2017		600	678
HCA, Inc.
3.750% due 03/15/2019		3,900	3,822
6.375% due 01/15/2015		1,600	1,618
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		100	104
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		700	708
Johnson & Johnson
0.308% due 11/28/2016		10,100	10,123
Kroger Co.
0.763% due 10/17/2016		3,300	3,311
MGM Resorts International
6.875% due 04/01/2016		3,800	4,033
7.625% due 01/15/2017		400	436
PepsiCo, Inc.
0.436% due 07/30/2015		9,000	9,012
Reynolds American, Inc.
1.050% due 10/30/2015		1,100	1,104
Rohm & Haas Co.
6.000% due 09/15/2017		29	32
STATS ChipPAC Ltd.
4.500% due 03/20/2018		600	601
Unitymedia Hessen GmbH & Co. KG
5.750% due 01/15/2023	EUR	5,100	6,960
Volkswagen International Finance NV
0.561% due 11/18/2015		$8,200	8,223
Woodside Finance Ltd.
4.500% due 11/10/2014		300	301

			68,266

UTILITIES 1.7%
Majapahit Holding BV
7.750% due 01/20/2020		200	233
Rosneft Finance S.A.
6.625% due 03/20/2017		800	826
Shell International Finance BV
0.303% due 11/10/2015		2,900	2,902
0.444% due 11/15/2016		2,400	2,408
Sprint Communications, Inc.
6.000% due 12/01/2016		4,500	4,742
Verizon Communications, Inc.
1.764% due 09/15/2016		1,100	1,128

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.984% due 09/14/2018	$3,500	$3,690
2.500% due 09/15/2016	1,000	1,027
3.650% due 09/14/2018	2,300	2,425

		19,381

Total Corporate Bonds & Notes (Cost $297,445)		299,224

MUNICIPAL BONDS & NOTES 1.3%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,000	1,141

CALIFORNIA 0.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	143
6.918% due 04/01/2040	900	1,217
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	143
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,096
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	1,400	1,499
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,234
5.813% due 06/01/2040	1,300	1,563
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	222

		8,117

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	100	124

LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	600	710

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	114

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,388

NEW YORK 0.3%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.555% due 11/15/2028	$2,900	$2,900

		3,012

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	113

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	84

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	128

Total Municipal Bonds & Notes (Cost $13,097)		14,931

U.S. GOVERNMENT AGENCIES 13.0%
Fannie Mae
0.505% due 07/25/2037	58	58
0.535% due 07/25/2037	61	61
0.555% due 09/25/2035	88	88
0.565% due 09/25/2035	140	142
0.875% due 08/28/2017 (i)	1,300	1,292
0.875% due 10/26/2017 - 06/25/2037	16,416	16,251
0.885% due 06/25/2040	627	636
0.895% due 03/25/2040	167	170
1.250% due 01/30/2017	1,800	1,817
2.310% due 08/01/2022	100	98
4.000% due 07/01/2019 - 10/01/2044	9,536	10,093
4.500% due 07/01/2018 - 11/01/2044	28,021	30,201
5.000% due 05/11/2017 (i)	800	883
5.000% due 01/01/2028 - 11/01/2044	9,469	10,469
5.375% due 06/12/2017 (i)	700	782
5.500% due 02/01/2018 - 10/01/2044	29,986	33,420
6.000% due 07/01/2036 - 10/01/2044	11,036	12,483
6.500% due 10/01/2035	42	48
FDIC Structured Sale Guaranteed Notes
0.653% due 11/29/2037	630	629
Freddie Mac
0.724% due 06/15/2041	1,307	1,320
0.854% due 08/15/2037	179	182
0.864% due 10/15/2037	37	38
0.874% due 05/15/2037 - 09/15/2037	211	215
1.000% due 03/08/2017 (i)	3,700	3,711
4.000% due 06/15/2038 - 07/15/2042	2,855	3,030
4.500% due 10/01/2044 - 11/01/2044	12,000	12,940
5.000% due 03/01/2038	3,894	4,298
5.500% due 07/01/2028 - 07/01/2038	451	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
5.000% due 08/15/2038 - 05/15/2039		$1,337	$1,477
6.000% due 08/15/2037		199	227
Small Business Administration
4.430% due 05/01/2029		185	200
5.290% due 12/01/2027		41	45
5.490% due 03/01/2028		324	359
6.220% due 12/01/2028		50	57

Total U.S. Government Agencies (Cost $146,955)			148,222

U.S. TREASURY OBLIGATIONS 10.6%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (h)(k)		19,158	18,740
0.125% due 07/15/2022 (k)		27,248	26,627
0.125% due 01/15/2023		8,258	7,999
0.375% due 07/15/2023 (i)(k)		7,371	7,300
0.625% due 07/15/2021 (f)(i)(k)		4,757	4,859
1.125% due 01/15/2021 (i)(k)		2,614	2,745
1.250% due 07/15/2020 (i)		218	232
1.750% due 01/15/2028		3,639	4,060
2.000% due 01/15/2026		720	821
2.375% due 01/15/2025 (i)(k)		16,431	19,274
2.375% due 01/15/2027 (h)(k)		12,624	14,966
2.500% due 01/15/2029		7,435	9,090
3.625% due 04/15/2028		295	401
3.875% due 04/15/2029		1,159	1,639
U.S. Treasury Notes
0.625% due 08/31/2017 (i)(k)		2,000	1,974

Total U.S. Treasury Obligations (Cost $125,524)			120,727

MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049		118	119
5.790% due 06/10/2049		600	651
Bear Stearns ALT-A Trust
0.315% due 02/25/2034		138	128
0.325% due 04/25/2037		3,439	2,479
Chaseflex Trust
0.455% due 07/25/2037		1,635	1,414
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.385% due 07/25/2036		2,906	2,612
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041		838	838
Countrywide Alternative Loan Trust
0.315% due 02/25/2047		122	109
0.335% due 05/25/2047		869	740
0.505% due 05/25/2037 ^		7,435	4,978
1.115% due 02/25/2036		70	64
Countrywide Home Loan Mortgage Pass-Through Trust
2.469% due 02/20/2035		67	67
2.493% due 11/25/2034		43	41
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		4,284	4,556
DBRR Trust
0.853% due 02/25/2045		1,552	1,552
Eddystone Finance PLC
1.081% due 04/19/2021	GBP	2,066	3,318
First Horizon Mortgage Pass-Through Trust
3.876% due 11/25/2037		$3,356	3,011
Granite Master Issuer PLC
0.227% due 12/20/2054	EUR	769	969
0.287% due 12/20/2054		285	359

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.414% due 12/20/2054		$335	$334
0.749% due 12/20/2054	GBP	3,374	5,453
0.829% due 12/20/2054		1,539	2,490
Granite Mortgages PLC
0.581% due 01/20/2044	EUR	16	20
0.886% due 03/20/2044	GBP	688	1,111
0.886% due 06/20/2044		575	933
0.936% due 01/20/2044		16	26
0.946% due 09/20/2044		70	113
GSR Mortgage Loan Trust
2.654% due 09/25/2035		$782	795
5.002% due 11/25/2035		19	19
6.000% due 03/25/2037		21	20
Indus Eclipse PLC
0.728% due 01/25/2020	GBP	345	550
IndyMac Mortgage Loan Trust
0.355% due 11/25/2046		$7,618	5,328
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		592	635
5.420% due 01/15/2049		284	306
JPMorgan Mortgage Trust
2.546% due 08/25/2034		286	289
2.583% due 07/25/2035		5,578	5,606
2.646% due 02/25/2035		7	7
5.750% due 01/25/2036 ^		17	16
LB Commercial Mortgage Trust
6.056% due 07/15/2044		4,452	4,898
Leek Finance PLC
0.846% due 12/21/2037	GBP	1,382	2,350
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		$20	18
0.405% due 11/25/2035		33	32
5.008% due 09/25/2035		517	484
Morgan Stanley Capital Trust
5.439% due 02/12/2044		191	192
5.610% due 04/15/2049		86	86
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		33	31
Residential Accredit Loans, Inc. Trust
0.340% due 08/25/2036		1,261	981
1.475% due 09/25/2045		130	107
5.500% due 01/25/2035		6,255	6,397
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	544	677
Structured Asset Mortgage Investments Trust
0.285% due 03/25/2037		$76	59
0.403% due 07/19/2035		29	27
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020		18	18
WaMu Mortgage Pass-Through Certificates Trust
0.845% due 01/25/2047		43	40
1.115% due 02/25/2046		245	234
1.315% due 11/25/2042		159	156
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036		1,523	1,487
2.615% due 11/25/2034		539	551
2.615% due 01/25/2035		28	28

Total Mortgage-Backed Securities (Cost $68,684)			70,909

ASSET-BACKED SECURITIES 2.5%
Ally Auto Receivables Trust
0.200% due 10/15/2015		5,000	5,000
Asset-Backed Securities Corp. Home Equity Loan Trust
0.795% due 07/25/2035		300	274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.315% due 08/25/2036		$2,011	$1,743
BNC Mortgage Loan Trust
0.255% due 05/25/2037		36	35
Cornerstone CLO Ltd.
0.454% due 07/15/2021		2,800	2,783
Duane Street CLO Ltd.
0.484% due 01/11/2021		2,325	2,307
First Franklin Mortgage Loan Trust
0.645% due 09/25/2035		1,000	938
GSAMP Trust
0.225% due 12/25/2036		28	15
Hillmark Funding
0.484% due 05/21/2021		743	737
MASTR Asset-Backed Securities Trust
0.205% due 01/25/2037		36	15
SG Mortgage Securities Trust
0.335% due 02/25/2036		12,690	8,539
SLM Private Education Loan Trust
1.254% due 08/15/2023		3,562	3,587
3.404% due 05/16/2044		305	324
SLM Student Loan Trust
0.344% due 12/15/2023	EUR	879	1,099
Soundview Home Loan Trust
0.235% due 06/25/2037		$17	10
Venture CDO Ltd.
0.452% due 07/22/2021		600	595
Wells Fargo Home Equity Asset-Backed Securities Trust
0.745% due 11/25/2035		1,000	874

Total Asset-Backed Securities (Cost $27,000)			28,875

SOVEREIGN ISSUES 8.2%
Autonomous Community of Valencia
4.000% due 11/02/2016	EUR	4,100	5,483
4.375% due 07/16/2015		400	520
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,200	2,319
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	18,400	23,600
2.250% due 05/15/2016		5,000	6,508
2.750% due 12/01/2015		1,600	2,080
3.750% due 08/01/2015		1,300	1,689
3.750% due 04/15/2016		5,100	6,777
3.750% due 08/01/2016		200	268
4.500% due 07/15/2015		5,300	6,920
4.750% due 05/01/2017		100	140
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		400	503
Mexico Government International Bond
9.500% due 12/18/2014	MXN	28,000	2,115
Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,802
Spain Government International Bond
2.100% due 04/30/2017	EUR	400	527
3.250% due 04/30/2016		500	661
3.300% due 07/30/2016		13,000	17,324
3.750% due 10/31/2015		2,300	3,016
4.250% due 10/31/2016		8,800	12,019

Total Sovereign Issues (Cost $99,972)			94,271

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		8,000	$0

Total Convertible Preferred Securities (Cost $0)			0

EXCHANGE-TRADED FUNDS 5.4%
iShares MSCI EAFE ETF		960,891	61,612

Total Exchange-Traded Funds (Cost $64,797)			61,612

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 4.6%
Credit Suisse
0.465% due 03/17/2015		$900	900
0.475% due 03/31/2015		12,600	12,600
0.643% due 12/07/2015		4,900	4,905
Intesa Sanpaolo SpA
1.650% due 04/07/2015		12,400	12,462
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		11,000	10,988
Royal Bank of Canada
1.370% due 05/07/2015	CAD	12,300	10,989

			52,844

COMMERCIAL PAPER 0.5%
NiSource Finance Corp.
0.620% due 10/01/2014		$6,000	6,000

REPURCHASE AGREEMENTS (e) 0.0%
			133

GREECE TREASURY BILLS 0.4%
2.736% due 11/07/2014	EUR	3,900	4,912

JAPAN TREASURY BILLS 0.2%
0.001% due 01/08/2015 (b)	JPY	210,000	1,915

MEXICO TREASURY BILLS 0.7%
2.988% due 12/11/2014 - 02/19/2015 (b)	MXN	115,264	8,500

U.S. TREASURY BILLS 0.1%
0.042% due 04/02/2015 (k)		$590	590

Total Short-Term Instruments (Cost $75,845)			74,894

Total Investments in Securities (Cost $924,444)			918,783

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.4%

SHORT-TERM INSTRUMENTS 27.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.4%
PIMCO Short-Term Floating NAV Portfolio III	31,386,710	$313,585

Total Short-Term Instruments (Cost $313,588)		313,585

Total Investments in Affiliates (Cost $313,588)		313,585

Total Investments 107.8% (Cost $1,238,032)		$1,232,368

Financial Derivative Instruments (g)(j) (3.5%) (Cost or Premiums, net $(815))		(40,570)

Other Assets and Liabilities, net (4.3%)		(48,367)

Net Assets 100.0%		$1,143,431

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$133	U.S. Treasury Notes 1.500% due 02/28/2019	$(139)	$133	$133

Total Repurchase Agreements						$(139)	$133	$133

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
TDM	0.260%	09/30/2014	10/01/2014	$(648)	$(648)

Total Sale-Buyback Transactions					$(648)

(2)

As of September 30, 2014, there were no open reverse repurchase agreements. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $45,816 at a weighted average interest rate of (0.102%).

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(f)	Securities with an aggregate market value of $648 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$133	$0	$0	$0	$133	$(139)	$(6)

Master Securities Forward Transaction Agreement
MSC	0	0	0	0	0	(32)	(32)
TDM	0	0	(648)	0	(648)	648	0

Total Borrowings and Other Financing Transactions	$133	$0	$(648)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,890.000	10/18/2014	57	$(179)	$(38)
Call - CBOE S&P 500 Index	2,025.000	10/18/2014	57	(62)	(14)

				$(241)	$(52)

Total Written Options				$(241)	$(52)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,048	$(467)	$0	$(51)
90-Day Eurodollar June Futures	Long	06/2016	594	22	0	(30)
90-Day Eurodollar September Futures	Long	09/2016	163	(73)	0	(8)
U.S. Treasury 5-Year Note December Futures	Long	12/2014	457	(104)	0	(22)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	2,154	(1,784)	0	(269)

Total Futures Contracts				$(2,406)	$0	$(380)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$14,700	$239	$28	$17	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$ 5,100	$(61)	$(55)	$0	$(1)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	1,700	12	9	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	52,500	4,238	1,347	286	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	61,800	(4,300)	(8,219)	370	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN 14,200	33	0	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	900	1	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	24,000	47	(3)	2	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034	94,000	(239)	(193)	11	0

					$(269)	$(7,114)	$669	$(1)

Total Swap Agreements					$(30)	$(7,086)	$686	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(h)	Securities with an aggregate market value of $1,835 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(i)	Securities with an aggregate market value of $11,657 and cash of $1,947 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$686	$686	$(52)	$(383)		$(1)	$(436)

(4)	Unsettled variation margin liability of $(3) for closed futures is outstanding at period end.

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014	$		2,154		EUR	1,664	$0	$(53)
	10/2014			10,169		GBP	6,218	0	(89)
	11/2014		GBP	6,218	$		10,166	89	0
	05/2015		CAD	12,135			11,055	275	0
	06/2015		EUR	4,849			6,593	454	0
	06/2016			13,640			18,675	1,207	0
	06/2016	$		799		EUR	592	0	(42)

BPS	10/2014			1,782			1,350	0	(77)
	12/2014			2,068		MXN	27,602	0	(23)
	01/2015		MXN	59,676	$		4,495	85	0
	02/2015			41,793			3,151	69	0
	06/2015		EUR	2,177			2,952	196	0
	06/2015	$		4,141		EUR	3,088	0	(231)

BRC	10/2014			7,770			5,926	0	(285)
	12/2014			440		MXN	5,974	2	0
	06/2015		EUR	5,655	$		7,604	445	0
	06/2015	$		22,903		EUR	17,057	0	(1,309)
	06/2016		EUR	2,579	$		3,546	242	0

CBK	10/2014		CAD	219			199	3	0
	10/2014		EUR	80,463			106,073	4,444	0
	10/2014	$		6,493		EUR	4,989	0	(191)
	12/2014		MXN	2,608	$		196	3	0
	06/2015		EUR	3,196			4,369	323	0

DUB	10/2014		JPY	446,400			4,183	113	0
	06/2016		EUR	1,415			1,937	126	0
	06/2016	$		2,157		EUR	1,596	0	(114)

FBF	10/2014			2,599			1,972	0	(109)
	11/2014			10,275			7,731	0	(507)

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2014	MXN	29,082	$	2,197	$43	$0
	01/2015	JPY	209,562		1,926	13	0
	06/2015	EUR	11,708		15,688	865	0
	06/2015	$	12,281	EUR	9,164	0	(679)

GLM	10/2014	JPY	268,815	$	2,582	131	0
	10/2014	$	1,749	EUR	1,357	0	(35)
	10/2014		1,582	MXN	20,636	0	(48)
	12/2014	MXN	12,371	$	939	22	0

HUS	10/2014	AUD	1,100		1,026	63	0
	10/2014	$	3,378	EUR	2,595	0	(100)

JPM	10/2014	JPY	831,900	$	7,840	254	0
	10/2014	$	14,213	JPY	1,547,115	0	(107)
	11/2014	JPY	1,547,115	$	14,217	107	0
	12/2014	$	2,774	MXN	36,346	0	(82)
	06/2015		6,250	EUR	4,674	0	(332)

MSB	10/2014	BRL	4,372	$	1,911	125	0
	10/2014	GBP	6,218		10,313	232	0
	10/2014	$	1,783	BRL	4,371	2	0
	06/2015	EUR	3,632	$	4,979	381	0
	06/2016		3,621		4,980	343	0

NAB	06/2015		2,766		3,761	260	0
	06/2016		7,878		10,817	725	0
	07/2016		7,277		9,872	538	0

RBC	12/2014	$	812	MXN	10,645	0	(23)
	02/2015		4,908		64,859	0	(120)

UAG	10/2014	BRL	4,371	$	1,783	0	(2)
	10/2014	$	1,860	BRL	4,372	0	(74)
	10/2014		77,520	EUR	60,610	0	(967)
	11/2014	BRL	4,372	$	1,844	74	0
	11/2014	EUR	60,610		77,536	966	0

Total Forward Foreign Currency Contracts						$13,222	$(5,599)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
GST	Call - OTC S&P 500 Index	2,025.000	10/17/2014	$6	$74	$14

JPM	Put - OTC S&P 500 Index	1,890.000	10/17/2014	6	35	35

					$109	$49

Total Purchased Options					$109	$49

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$ 700	$(39)	$(20)

DUB	Put - OTC AUD versus USD	$	0.855	10/30/2014	AUD 3,858	(15)	(15)

						$(54)	$(35)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$0
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	2,700	(24)	(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	300	(4)	0

						$(39)	$(1)

Total Written Options						$(93)	$(36)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Premiums
Balance at Beginning of Period	588	$6,900	AUD	0	$(1,579)
Sales	40,984	370,600		3,858	(4,144)
Closing Buys	(41,458)	0		0	4,325
Expirations	0	(248,700)		0	533
Exercised	0	(123,800)		0	531

Balance at End of Period	114	$5,000	AUD	3,858	$(334)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	$ 100	$31	$2	$33	$0

JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	100	12	(2)	10	0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	100	30	3	33	0

							$73	$3	$76	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	0.946%	$ 12,500	$(145)	$163	$18	$0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	3,200	(46)	(1)	0	(47)
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%	400	(8)	12	4	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.325%	3,000	(70)	111	41	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	2,500	(45)	49	4	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	400	0	0	0	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%	500	(24)	29	5	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	900	(2)	13	11	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.139%	300	(9)	12	3	0

BRC	Brazil Government International Bond	1.000%	09/20/2015	0.628%	1,000	(8)	12	4	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%	1,300	(7)	13	6	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.313%	2,700	40	(7)	33	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	700	(12)	17	5	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	100	0	0	0	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%	1,000	(8)	15	7	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	500	(6)	1	0	(5)

CBK	Berkshire Hathaway Finance Corp.	1.000%	09/20/2016	0.204%	1,200	(9)	28	19	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%	2,000	(6)	12	6	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	100	(2)	3	1	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%	800	(23)	25	2	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%	400	(15)	19	4	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%	3,300	0	36	36	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	2,500	(29)	3	0	(26)

DUB	Italy Government International Bond	1.000%	03/20/2019	0.931%	2,200	(36)	43	7	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	900	(16)	17	1	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%	2,100	5	18	23	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	200	(2)	0	0	(2)
	Spain Government International Bond	1.000%	06/20/2019	0.727%	8,600	0	109	109	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	0.628%	200	(2)	3	1	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%	1,900	(3)	8	5	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	800	(10)	(2)	0	(12)
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%	1,700	(29)	47	18	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%	1,900	(18)	39	21	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%	800	(51)	59	8	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%	5,000	(154)	203	49	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	4,000	2	49	51	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.574%	400	(11)	12	1	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%	2,500	(14)	25	11	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	300	(5)	8	3	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	2,200	(37)	44	7	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	200	(1)	2	1	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	4,800	(12)	73	61	0

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPM	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	$100	$(2)	$3	$1	$0
	MetLife, Inc.	1.000%	09/20/2015	0.122%	1,100	(65)	75	10	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	4,700	(2)	62	60	0

MYC	China Government International Bond	1.000%	06/20/2015	0.206%	5,200	(92)	124	32	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%	3,600	(214)	243	29	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	1,000	(17)	20	3	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	1,800	4	19	23	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%	200	2	(1)	1	0

RYL	Mexico Government International Bond	1.000%	09/20/2015	0.297%	200	(2)	4	2	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.031%	200	1	0	1	0

						$(1,215)	$1,871	$748	$(92)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$	2,726	$ 159	$(111)	$48	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015		564	69	(59)	10	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017		96	0	1	1	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		5,452	343	(246)	97	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		193	0	3	3	0

						$ 571	$(412)	$159	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,300	$1	$(30)	$0	$(29)

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	200	0	0	0	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	700	0	(16)	0	(16)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017		1,300	0	(31)	0	(31)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	700	0	1	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,000	(4)	21	17	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0

JPM	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	7,100	(15)	(14)	0	(29)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017		400	(1)	(9)	0	(10)

							$(19)	$(78)	$18	$(115)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive (6)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iShares MSCI EAFE ETF	1,556,420	3-Month USD-LIBOR plus a specified spread	10/23/2014	$	100,447		$(753)	$0	$(753)

DUB	Receive	iShares MSCI EAFE ETF	2,968,648	3-Month USD-LIBOR less a specified spread	03/31/2015		200,768		(10,530)	0	(10,530)

	Receive	iShares MSCI EAFE ETF	6,125,585	3-Month USD-LIBOR less a specified spread	05/29/2015		418,776		(26,070)	0	(26,070)

GST	Receive	iShares MSCI EAFE ETF	2,007,800	3-Month USD-LIBOR less a specified spread	11/17/2014		132,873		(4,137)	0	(4,137)

	Receive	iShares MSCI EAFE ETF	3,814,846	3-Month USD-LIBOR plus a specified spread	11/17/2014		252,276		(7,760)	0	(7,760)

									$(49,250)	$0	$(49,250)

Total Swap Agreements								$(590)	$(47,866)	$1,001	$(49,457)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(k)	Securities with an aggregate market value of $50,040 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$2,025	$0	$86	$2,111	$(184)	$(20)	$(76)	$(280)	$1,831	$(1,620)	$211
BPS	350	0	33	383	(331)	0	(753)	(1,084)	(701)	590	(111)
BRC	689	0	103	792	(1,594)	0	(5)	(1,599)	(807)	637	(170)
CBK	4,773	0	68	4,841	(191)	(1)	(26)	(218)	4,623	(4,110)	513
DUB	239	0	150	389	(114)	(15)	(36,602)	(36,731)	(36,342)	37,117	775
FBF	921	0	6	927	(1,295)	0	0	(1,295)	(368)	342	(26)
GLM	153	0	0	153	(83)	0	(16)	(99)	54	0	54
GST	0	14	148	162	0	0	(11,909)	(11,909)	(11,747)	11,347	(400)
HUS	63	0	199	262	(100)	0	(31)	(131)	131	(260)	(129)
JPM	361	35	117	513	(521)	0	(29)	(550)	(37)	8	(29)
MSB	1,083	0	0	1,083	0	0	0	0	1,083	(860)	223
MYC	0	0	88	88	0	0	0	0	88	(30)	58
NAB	1,525	0	0	1,525	0	0	0	0	1,525	(1,190)	335
RBC	0	0	0	0	(143)	0	0	(143)	(143)	0	(143)
RYL	0	0	2	2	0	0	0	0	2	0	2
SOG	0	0	1	1	0	0	0	0	1	0	1
UAG	1,040	0	0	1,040	(1,043)	0	(10)	(1,053)	(13)	0	(13)

Total Over the Counter	$13,222	$49	$1,001	$14,272	$(5,599)	$(36)	$(49,457)	$(55,092)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$17	$0	$0	$669	$686

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,222	$0	$13,222
Purchased Options	0	0	49	0	0	49
Swap Agreements	0	983	0	0	18	1,001

	$0	$983	$49	$13,222	$18	$14,272

	$0	$1,000	$49	$13,222	$687	$14,958

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$52	$0	$0	$52
Futures	0	0	0	0	383	383
Swap Agreements	0	0	0	0	1	1

	$0	$0	$52	$0	$384	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,599	$0	$5,599
Written Options	0	0	0	35	1	36
Swap Agreements	0	92	49,250	0	115	49,457

	$0	$92	$49,250	$5,634	$116	$55,092

	$0	$92	$49,302	$5,634	$500	$55,528

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$85	$0	$0	$85
Written Options	0	0	2,614	0	0	2,614
Futures	0	0	0	0	2,295	2,295
Swap Agreements	0	507	0	0	(1,802)	(1,295)

	$0	$507	$2,699	$0	$493	$3,699

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,757	$0	$3,757
Written Options	0	2	126	0	531	659
Swap Agreements	0	325	81,325	0	666	82,316

	$0	$327	$81,451	$3,757	$1,197	$86,732

	$0	$834	$84,150	$3,757	$1,690	$90,431

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(57)	$0	$0	$(57)
Futures	0	0	0	0	(2,857)	(2,857)
Swap Agreements	0	(63)	0	0	(7,743)	(7,806)

	$0	$(63)	$(57)	$0	$(10,600)	$(10,720)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,097	$0	$9,097
Purchased Options	0	(1)	(60)	0	0	(61)
Written Options	0	(1)	0	16	4	19
Swap Agreements	0	227	(103,286)	0	(76)	(103,135)

	$0	$225	$(103,346)	$9,113	$(72)	$(94,080)

	$0	$162	$(103,403)	$9,113	$(10,672)	$(104,800)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,118	$0	$5,118
Corporate Bonds & Notes
Banking & Finance	0	211,577	0	211,577
Industrials	0	68,266	0	68,266
Utilities	0	19,381	0	19,381
Municipal Bonds & Notes
Arizona	0	1,141	0	1,141
California	0	8,117	0	8,117
Illinois	0	124	0	124
Louisiana	0	710	0	710
Nebraska	0	114	0	114
New Jersey	0	1,388	0	1,388
New York	0	3,012	0	3,012
North Carolina	0	113	0	113
Ohio	0	84	0	84
Tennessee	0	128	0	128
U.S. Government Agencies	0	148,222	0	148,222
U.S. Treasury Obligations	0	120,727	0	120,727
Mortgage-Backed Securities	0	69,357	1,552	70,909
Asset-Backed Securities	0	28,875	0	28,875
Sovereign Issues	0	94,271	0	94,271
Exchange-Traded Funds	61,612	0	0	61,612
Short-Term Instruments
Certificates of Deposit	0	52,844	0	52,844
Commercial Paper	0	6,000	0	6,000
Repurchase Agreements	0	133	0	133
Greece Treasury Bills	0	4,912	0	4,912

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Japan Treasury Bills	$0	$1,915	$0	$1,915
Mexico Treasury Bills	0	8,500	0	8,500
U.S. Treasury Bills	0	590	0	590
	$61,612	$855,619	$1,552	$918,783

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$313,585	$0	$0	$313,585

Total Investments	$375,197	$855,619	$1,552	$1,232,368

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	686	0	686
Over the counter	35	14,237	0	14,272
	$35	$14,923	$0	$14,958

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(380)	(53)	0	(433)
Over the counter	0	(55,092)	0	(55,092)
	$(380)	$(55,145)	$0	$(55,525)

Totals	$374,852	$815,397	$1,552	$1,191,801

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.4%

BANK LOAN OBLIGATIONS 0.1%
Grifols Worldwide Operations USA, Inc.
3.154% due 02/27/2021		$796	$783

Total Bank Loan Obligations (Cost $791)			783

CORPORATE BONDS & NOTES 29.1%

BANKING & FINANCE 17.2%
Ally Financial, Inc.
2.434% due 12/01/2014		400	400
2.750% due 01/30/2017		4,600	4,519
3.500% due 07/18/2016		1,000	1,014
5.500% due 02/15/2017		110	115
6.750% due 12/01/2014		900	908
8.000% due 03/15/2020		600	700
8.300% due 02/12/2015		1,100	1,125
AyT Cedulas Cajas Fondo de Titulizacion de Activos
3.750% due 03/31/2015
Banca Carige SpA	EUR	1,400	1,799
3.875% due 10/24/2018		1,500	2,090
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015		1,300	1,677
4.875% due 09/15/2016		2,000	2,741
5.000% due 02/09/2019		1,700	2,450
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (e)		$4,600	4,899
Banco Bradesco S.A.
4.500% due 01/12/2017		1,100	1,156
Banco Espirito Santo S.A.
5.000% due 05/23/2019	EUR	500	603
Banco Popolare SC
3.500% due 03/14/2019		5,000	6,559
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)		1,800	2,484
Bank of America Corp.
2.000% due 01/11/2018		$2,519	2,510
5.650% due 05/01/2018		400	445
5.750% due 12/01/2017		5,700	6,348
6.400% due 08/28/2017		769	866
7.625% due 06/01/2019		400	484
Bankia S.A.
4.250% due 07/05/2016	EUR	1,400	1,892
4.500% due 04/26/2022		2,700	4,128
Barclays Bank PLC
10.179% due 06/12/2021		$1,040	1,420
BNP Paribas S.A.
0.547% due 11/07/2015		1,300	1,300
BPE Financiaciones S.A.
4.000% due 07/17/2015	EUR	3,800	4,916
Caixa Economica Federal
4.250% due 05/13/2019		$1,300	1,297
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		3,600	3,668
CIT Group, Inc.
4.750% due 02/15/2015		200	202
Citigroup, Inc.
1.025% due 04/01/2016		7,200	7,254
4.587% due 12/15/2015		219	229
Eksportfinans ASA
5.500% due 06/26/2017		400	432
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	1,100	1,742
Ford Motor Credit Co. LLC
1.013% due 01/17/2017		$3,100	3,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.625% due 07/10/2017		$1,300	$1,307
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	1,400	1,935
Goldman Sachs Group, Inc.
0.683% due 03/22/2016		$400	401
International Lease Finance Corp.
4.875% due 04/01/2015		1,400	1,424
5.750% due 05/15/2016		400	419
7.125% due 09/01/2018		1,750	1,973
iStar Financial, Inc.
4.000% due 11/01/2017		600	585
JPMorgan Chase & Co.
0.855% due 02/26/2016		7,500	7,547
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	41
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		1,200	1,770
Loews Corp.
5.250% due 03/15/2016		2,800	2,982
Morgan Stanley
1.514% due 04/25/2018		1,400	1,441
6.250% due 08/28/2017		300	337
Navient LLC
4.875% due 06/17/2019		3,500	3,509
5.000% due 04/15/2015		100	102
Novo Banco S.A.
3.375% due 02/17/2016	EUR	1,300	1,657
Prudential Covered Trust
2.997% due 09/30/2015		$683	697
Rabobank Group
4.000% due 09/10/2015	GBP	2,400	3,997
Rio Oil Finance Trust
6.250% due 07/06/2024		$1,900	1,963
Shinsei Bank Ltd.
7.375% due 09/14/2020	EUR	1,000	1,334
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		$300	308
Swedbank Hypotek AB
1.375% due 03/28/2018		3,300	3,272
UBS AG
7.250% due 02/22/2022		200	214
7.625% due 08/17/2022		4,200	4,888

			121,603

INDUSTRIALS 7.6%
California Resources Corp.
5.500% due 09/15/2021 (b)		7,200	7,317
CNPC General Capital Ltd.
1.133% due 05/14/2017		900	903
2.750% due 05/14/2019		200	199
Ecopetrol S.A.
5.875% due 09/18/2023		2,000	2,213
Fresnillo PLC
5.500% due 11/13/2023		300	313
HCA, Inc.
6.500% due 02/15/2016		800	837
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,900	2,374
KP Germany Erste GmbH
11.625% due 07/15/2017		1,000	1,398
MGM Resorts International
7.500% due 06/01/2016		$3,900	4,173
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		8,300	8,456

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Schaeffler Finance BV
4.250% due 05/15/2021		$6,000	$5,790
7.750% due 02/15/2017	EUR	800	1,139
Total Capital Canada Ltd.
0.614% due 01/15/2016		$3,400	3,416
United Rentals North America, Inc.
5.750% due 07/15/2018		5,000	5,237
UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	5,800	7,710
Williams Partners LP
4.500% due 11/15/2023		$1,100	1,152
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	1,100	1,450

			54,077

UTILITIES 4.3%
AES Corp.
3.234% due 06/01/2019		$1,600	1,580
Bharti Airtel International Netherlands BV
3.375% due 05/20/2021	EUR	200	269
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		$1,600	1,601
Embarq Corp.
7.995% due 06/01/2036		200	217
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		350	362
Petrobras Global Finance BV
2.595% due 03/17/2017		2,700	2,737
3.115% due 03/17/2020		1,100	1,123
3.250% due 03/17/2017		1,400	1,420
Sinopec Group Overseas Development Ltd.
1.014% due 04/10/2017		2,300	2,304
1.750% due 04/10/2017		3,900	3,892
Sprint Communications, Inc.
6.000% due 12/01/2016		300	316
8.375% due 08/15/2017		700	785
9.125% due 03/01/2017		5,200	5,876
Telecom Italia SpA
7.000% due 01/20/2017	EUR	300	424
Telefonica Europe BV
6.500% due 09/18/2018 (e)		300	412
Verizon Communications, Inc.
1.764% due 09/15/2016		$4,600	4,718
1.984% due 09/14/2018		1,500	1,582
5.150% due 09/15/2023		700	775

			30,393

Total Corporate Bonds & Notes (Cost $207,383)			206,073

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 1.0%
California State General Obligation Notes, Series 2013
0.850% due 02/01/2015		5,300	5,308
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		1,300	1,765

			7,073

TEXAS 0.0%
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035		5	5

Total Municipal Bonds & Notes (Cost $6,608)			7,078

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 21.6%
Fannie Mae
0.275% due 03/25/2034	$10	$10
0.285% due 03/25/2036	365	345
0.505% due 09/25/2042	239	239
1.625% due 11/25/2023	54	56
1.655% due 04/25/2024	50	52
1.871% due 08/01/2035	272	285
2.193% due 09/01/2035	311	324
2.210% due 08/01/2036	281	300
2.223% due 02/01/2034	123	133
2.233% due 07/01/2035	251	268
2.261% due 07/01/2032	20	20
2.278% due 10/01/2035	154	167
2.290% due 10/01/2035	125	134
2.300% due 02/01/2035 - 10/01/2035	304	325
2.340% due 09/01/2031	1	1
2.465% due 03/01/2036	847	908
2.485% due 11/01/2034	244	262
3.000% due 11/01/2042 - 06/01/2043	9,563	9,451
3.500% due 10/01/2029	43,000	45,207
4.000% due 10/01/2030 - 10/01/2044	73,955	78,503
5.500% due 02/01/2024 - 09/01/2027	74	83
Freddie Mac
0.354% due 10/15/2020	120	120
0.554% due 11/15/2043	12,105	12,152
1.318% due 10/25/2044	85	88
1.518% due 07/25/2044	401	416
1.857% due 09/01/2035	81	85
5.500% due 08/15/2030	1	1
Ginnie Mae
0.554% due 03/16/2032	14	14
1.625% due 11/20/2024	43	44
Overseas Private Investment Corp.
4.140% due 05/15/2030	1,274	1,381
Small Business Administration
5.680% due 06/01/2028	1,131	1,267

Total U.S. Government Agencies (Cost $150,402)		152,641

U.S. TREASURY OBLIGATIONS 13.8%
U.S. Treasury Bonds
3.125% due 08/15/2044 (g)(k)	19,200	18,897
U.S. Treasury Inflation Protected Securities (d)
2.375% due 01/15/2025 (g)(i)(k)	49,508	58,071
2.375% due 01/15/2027 (g)(i)(k)	17,367	20,590

Total U.S. Treasury Obligations (Cost $99,705)		97,558

MORTGAGE-BACKED SECURITIES 4.9%
American Home Mortgage Assets Trust
0.345% due 05/25/2046	1,192	908
0.365% due 10/25/2046	422	290
American Home Mortgage Investment Trust
1.832% due 09/25/2045	371	362
Banc of America Funding Trust
2.826% due 01/20/2047 ^	63	49
Bear Stearns Adjustable Rate Mortgage Trust
2.264% due 08/25/2035	152	155
Bear Stearns ALT-A Trust
2.501% due 08/25/2036 ^	647	329
2.555% due 05/25/2035	245	241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	1,385	$1,711
Citigroup Commercial Mortgage Trust
2.381% due 09/10/2045 (a)		$8,763	918
Citigroup Mortgage Loan Trust, Inc.
2.514% due 10/25/2035		496	496
5.471% due 09/25/2037 ^		723	660
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		465	512
Countrywide Alternative Loan Trust
0.325% due 11/25/2036		4,036	3,613
0.364% due 03/20/2046		962	764
0.364% due 07/20/2046 ^		985	688
0.705% due 05/25/2035		4,377	3,824
2.562% due 06/25/2037		1,845	1,544
Countrywide Home Loan Mortgage Pass-Through Trust
0.445% due 04/25/2035		182	170
0.475% due 03/25/2035		126	121
Credit Suisse Commercial Mortgage Trust
5.857% due 03/15/2039		4,102	4,318
Credit Suisse First Boston Mortgage Securities Corp.
2.188% due 06/25/2033		110	110
Downey Savings & Loan Association Mortgage Loan Trust
0.413% due 08/19/2045		629	573
2.566% due 07/19/2044		50	50
First Horizon Alternative Mortgage Securities Trust
2.224% due 03/25/2035		148	120
First Horizon Mortgage Pass-Through Trust
2.612% due 08/25/2035		54	51
First Republic Mortgage Loan Trust
0.504% due 11/15/2031		55	52
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		3,211	3,484
Greenpoint Mortgage Funding Trust
0.335% due 01/25/2037		1,057	799
GSR Mortgage Loan Trust
2.660% due 09/25/2035		154	156
HarborView Mortgage Loan Trust
0.393% due 03/19/2036		733	537
HomeBanc Mortgage Trust
2.283% due 04/25/2037 ^		840	506
IndyMac Mortgage Loan Trust
0.455% due 06/25/2037 ^		309	154
2.544% due 12/25/2034		35	33
JPMorgan Mortgage Trust
2.646% due 02/25/2035		97	97
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		157	145
0.405% due 11/25/2035		23	22
1.155% due 10/25/2035		49	47
Morgan Stanley Capital Trust
6.105% due 06/11/2049		97	107
Residential Accredit Loans, Inc. Trust
0.455% due 01/25/2035		209	203
0.555% due 03/25/2033		21	21
Residential Asset Securitization Trust
0.505% due 10/25/2018		196	190
0.555% due 05/25/2033		18	18
Structured Adjustable Rate Mortgage Loan Trust
1.518% due 01/25/2035		179	145
Structured Asset Mortgage Investments Trust
0.375% due 05/25/2046		634	378
0.403% due 07/19/2035		193	181
0.435% due 02/25/2036		467	376
UBS-Barclays Commercial Mortgage Trust
1.266% due 03/10/2046 (a)		29,207	1,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
0.465% due 01/25/2045		$107	$102
0.475% due 01/25/2045		108	105
Wells Fargo Commercial Mortgage Trust
1.184% due 02/15/2027		2,200	2,202
Wells Fargo Mortgage-Backed Securities Trust
2.595% due 10/25/2033		78	80

Total Mortgage-Backed Securities (Cost $35,036)			34,715

ASSET-BACKED SECURITIES 5.3%
Access Group, Inc.
1.534% due 10/27/2025		1,152	1,160
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.605% due 10/25/2035		1,400	1,264
Alba SPV SRL
1.701% due 04/20/2040	EUR	1,752	2,222
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.175% due 10/25/2034		$1,000	870
Bear Stearns Asset-Backed Securities Trust
2.971% due 10/25/2036		836	822
Berica Asset-Backed Security SRL
0.382% due 12/31/2055	EUR	733	920
Cairn CLO BV
0.663% due 10/15/2022		860	1,086
Carlyle High Yield Partners Ltd.
0.449% due 04/19/2022		$7,155	7,046
COA Summit CLO Ltd.
1.584% due 04/20/2023		1,300	1,299
First Franklin Mortgage Loan Trust
1.025% due 09/25/2034		1,671	1,479
GE-WMC Mortgage Securities Trust
0.195% due 08/25/2036		14	7
GSAMP Trust
0.335% due 11/25/2035		74	13
LCM LP
1.494% due 04/15/2022		3,400	3,402
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034		186	170
Merrill Lynch Mortgage Investors Trust
0.265% due 03/25/2037		2,987	2,629
Morgan Stanley ABS Capital, Inc. Trust
0.860% due 12/25/2034		7,019	6,792
Octagon Investment Partners Ltd.
1.508% due 05/05/2023		1,700	1,698
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.205% due 10/25/2034		1,800	1,550
Race Point CLO Ltd.
1.534% due 12/15/2022		1,500	1,503
Structured Asset Securities Corp. Mortgage Loan Trust
1.655% due 04/25/2035		318	310
Venture CDO Ltd.
0.452% due 07/22/2021		1,600	1,586

Total Asset-Backed Securities (Cost $37,105)			37,828

SOVEREIGN ISSUES 14.8%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	2,000	2,832
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$4,700	4,912
Export-Import Bank of Korea
5.875% due 01/14/2015		4,000	4,058

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	1,900	$1,744
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (d)	EUR	1,602	2,113
3.750% due 09/01/2024		7,400	10,495
4.500% due 05/01/2023		2,300	3,451
Italy Government International Bond
5.250% due 09/20/2016		$800	864
Qatar Government International Bond
4.000% due 01/20/2015		1,200	1,213
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	250,000	2,188
4.500% due 07/03/2017		220,000	1,981
Slovenia Government International Bond
4.125% due 02/18/2019		$700	731
4.750% due 05/10/2018		6,100	6,535
5.250% due 02/18/2024		1,100	1,177
5.500% due 10/26/2022		5,300	5,777
5.850% due 05/10/2023		7,400	8,269
Spain Government International Bond
2.750% due 10/31/2024	EUR	22,600	30,000
3.800% due 04/30/2024		2,600	3,778
4.400% due 10/31/2023		2,100	3,193
4.800% due 01/31/2024		3,800	5,942
5.400% due 01/31/2023		2,200	3,552

Total Sovereign Issues (Cost $106,327)			104,805

		SHARES
EXCHANGE-TRADED FUNDS 10.5%
iShares MSCI EAFE ETF		1,154,756	74,043

Total Exchange-Traded Funds (Cost $77,355)			74,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.3%

CERTIFICATES OF DEPOSIT 2.9%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015		$5,500	$5,500
Credit Suisse
0.444% due 01/12/2015		7,300	7,303
0.555% due 08/24/2015		500	500
Intesa Sanpaolo SpA
1.650% due 04/07/2015		7,100	7,126

			20,429

COMMERCIAL PAPER 0.2%
Ford Motor Credit Co.
0.680% due 03/02/2015		700	698
0.680% due 04/01/2015		100	100
Tesco Treasury Services PLC
1.024% due 08/18/2015		700	695

			1,493

REPURCHASE AGREEMENTS (f) 0.1%
			571

GREECE TREASURY BILLS 0.1%
2.046% due 02/06/2015	EUR	700	881

MEXICO TREASURY BILLS 5.2%
3.555% due 10/02/2014 - 02/05/2015 (c)	MXN	497,000	36,911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.8%
0.042% due 10/30/2014 - 04/02/2015 (c)(g)(i)(k)	$12,938	$12,936

Total Short-Term Instruments (Cost $74,107)		73,221

Total Investments in Securities (Cost $794,819)		788,745

	SHARES
INVESTMENTS IN AFFILIATES 8.6%

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%
PIMCO Short-Term Floating NAV Portfolio	2,220,304	22,216
PIMCO Short-Term Floating NAV Portfolio III	3,849,666	38,462

Total Short-Term Instruments (Cost $60,679)		60,678

Total Investments in Affiliates (Cost $60,679)		60,678

Total Investments 120.0% (Cost $855,498)		$849,423

Financial Derivative Instruments (h)(j) (0.2%) (Cost or Premiums, net $(474))		(1,686)

Other Assets and Liabilities, net (19.8%)		(139,705)

Net Assets 100.0%		$708,032

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$571	U.S. Treasury Notes 8.125% due 08/15/2021	$(586)	$571	$571

Total Repurchase Agreements						$(586)	$571	$571

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.020%	09/30/2014	10/07/2014	$(5,373)	$(5,373)

Total Reverse Repurchase Agreements					$(5,373)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.180%	09/23/2014	10/23/2014	$(20,251)	$(20,260)
BPG	0.150%	09/30/2014	10/30/2014	(13,874)	(13,878)
FOB	0.100%	10/01/2014	10/02/2014	(9,713)	(9,713)
MSC	0.050%	09/25/2014	10/02/2014	(4,405)	(4,405)
	0.160%	09/26/2014	10/03/2014	(2,364)	(2,364)
TDM	0.160%	09/29/2014	10/10/2014	(1,870)	(1,872)

Total Sale-Buyback Transactions					$(52,492)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $19,136 at a weighted average interest rate of 0.131%.
(3)	Payable for sale-buyback transactions includes $10 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BOA	Fannie Mae	4.000%	10/01/2044	$42,000	$(44,304)	$(44,267)
	Fannie Mae	4.000%	11/01/2044	6,000	(6,302)	(6,305)
	Fannie Mae	4.500%	10/01/2044	2,000	(2,153)	(2,158)

BPG	Fannie Mae	4.000%	11/01/2044	2,000	(2,103)	(2,102)

DEU	Fannie Mae	4.000%	10/01/2044	37,000	(39,026)	(38,997)

FOB	Fannie Mae	3.000%	10/01/2044	10,000	(9,881)	(9,859)
	Fannie Mae	4.000%	11/01/2044	106,000	(111,091)	(111,391)
	Fannie Mae	4.500%	11/01/2044	150,000	(161,395)	(161,458)

JPS	Fannie Mae	4.000%	10/01/2044	2,000	(2,112)	(2,108)

NOM	Fannie Mae	4.000%	10/01/2044	4,000	(4,219)	(4,216)

SAL	Fannie Mae	4.000%	10/01/2044	6,000	(6,328)	(6,324)

Total Short Sales					$(388,914)	$(389,185)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(g)	Securities with an aggregate market value of $58,007 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$0	$(5,373)	$0	$0	$(5,373)	$5,322	$(51)
SSB	571	0	0	0	571	(586)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(20,260)	0	(20,260)	20,147	(113)
BOA	0	0	0	(52,730)	(52,730)	0	(52,730)
BPG	0	0	(13,878)	(2,102)	(15,980)	13,777	(2,203)
DEU	0	0	0	(38,997)	(38,997)	(20)	(39,017)
FOB	0	0	(9,713)	(282,708)	(292,421)	10,100	(282,321)
JPS	0	0	0	(2,108)	(2,108)	0	(2,108)
MSC	0	0	(6,769)	0	(6,769)	6,791	22
NOM	0	0	0	(4,216)	(4,216)	(61)	(4,277)
SAL	0	0	0	(6,324)	(6,324)	0	(6,324)
TDM	0	0	(1,872)	0	(1,872)	1,870	(2)

Total Borrowings and Other Financing Transactions	$571	$(5,373)	$(52,492)	$(389,185)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor September Futures	Long	09/2015	118	$44	$2	$0
90-Day Eurodollar June Futures	Long	06/2016	419	(95)	0	(21)
90-Day Eurodollar June Futures	Short	06/2017	419	22	21	0

Total Futures Contracts				$(29)	$23	$(21)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$225,300	$3,672	$(640)	$257	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	$	1,900	$(16)	$(1)	$1	$0
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		8,800	(50)	(59)	6	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		27,400	(1,186)	(685)	33	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		2,400	(99)	(95)	3	0
Receive	3-Month USD-LIBOR	3.250%	06/18/2029		6,700	(311)	(416)	18	0
Pay	6-Month AUD-BBR-BBSW	3.250%	09/21/2017	AUD	1,178,500	1,191	1,011	1,105	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/17/2019		105,400	1,630	(160)	168	0
Receive	6-Month AUD-BBR-BBSW	4.250%	12/17/2024		134,000	(3,699)	(276)	0	(58)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025	EUR	10,300	(8)	(97)	0	(11)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		32,700	(422)	(1,007)	0	(3)
Pay	28-Day MXN-TIIE	5.640%	06/04/2021	MXN	8,000	(8)	(8)	2	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		59,300	(72)	(72)	12	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		21,700	(24)	(25)	4	0

						$(3,074)	$(1,890)	$1,352	$(72)

Total Swap Agreements						$598	$(2,530)	$1,609	$(72)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(i)	Securities with an aggregate market value of $12,036 and cash of $932 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$23	$1,609	$1,632	$0		$(21)		$(72)	$(93)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	17,151	$		15,568	$259	$0
	10/2014		INR	222,698			3,664	70	0
	10/2014		MXN	73,216			5,538	87	0
	10/2014	$		67,509		AUD	76,032	0	(940)
	10/2014			107,344		EUR	84,257	0	(923)
	11/2014		AUD	76,032	$		67,349	935	0
	11/2014		EUR	84,257			107,367	923	0
	11/2014	$		933		AUD	1,054	0	(12)
	12/2014		MXN	17,303	$		1,321	39	0

BPS	10/2014		BRL	51,115			20,855	0	(28)
	10/2014		EUR	23,055			30,190	1,070	0
	10/2014		MXN	163,637			12,411	236	0
	10/2014	$		22,567		BRL	51,115	0	(1,685)
	10/2014			10,281		GBP	6,280	0	(101)
	11/2014		CHF	947	$		1,048	56	0
	11/2014		DKK	16,380			2,829	49	0
	11/2014		SEK	3,105			435	5	0
	11/2014	$		4,189		CHF	3,805	0	(202)
	12/2014		MXN	153,708	$		11,601	216	0
	12/2014	$		3,923		MXN	52,505	0	(34)

BRC	10/2014		EUR	34,333	$		44,940	1,576	0
	10/2014		INR	169,575			2,779	42	0
	10/2014		RUB	179,306			4,923	401	0
	10/2014	$		1,021		EUR	787	0	(27)
	10/2014			2,262		MYR	7,147	0	(86)
	10/2014			864		RUB	31,717	0	(64)
	11/2014		CHF	2,616	$		2,890	149	0
	11/2014		SEK	132,315			19,132	798	0
	11/2014	$		1,687		CHF	1,534	0	(80)

CBK	10/2014		BRL	6,778	$		2,974	205	0
	10/2014		EUR	13,098			16,870	327	0
	10/2014		GBP	6,155			10,137	159	0
	10/2014	$		2,765		BRL	6,778	4	0
	10/2014			17		HKD	133	0	0
	10/2014			3,824		INR	236,132	0	(13)
	10/2014			171,805		JPY	18,802,233	0	(369)
	10/2014			3,131		RUB	114,735	0	(238)
	11/2014		DKK	44,678	$		8,043	461	0
	11/2014		JPY	18,802,233			171,842	368	0
	11/2014		NOK	33,852			5,396	135	0
	11/2014	$		3,870		CHF	3,554	0	(147)

DUB	10/2014		INR	562,421	$		9,217	141	0
	10/2014		JPY	2,615,100			24,323	479	0
	10/2014		KRW	2,152,511			2,107	71	0
	10/2014		RUB	68,319			1,872	149	0
	10/2014	$		243		MYR	768	0	(9)
	11/2014		SEK	12,820	$		1,831	54	0
	12/2014	$		814		MXN	10,674	0	(23)

FBF	10/2014		JPY	17,143,433	$		165,003	8,691	0
	10/2014	$		1,653		ZAR	17,779	0	(81)
	12/2014			19,093		MXN	251,513	0	(464)

GLM	10/2014		EUR	100,384	$		132,445	5,655	0
	10/2014		MXN	32,438			2,469	57	0
	10/2014	$		2,484		ZAR	26,761	0	(117)
	10/2014		ZAR	6,196	$		581	33	0
	11/2014		EUR	2,294			2,921	22	0
	11/2014		NOK	4,790			769	25	0
	12/2014		ILS	12,636			3,544	111	0
	12/2014		MXN	36,008			2,729	62	0
	12/2014	$		5,342		MXN	71,467	0	(48)
	02/2015		MXN	38,796	$		2,890	26	0

HUS	10/2014		AUD	11,828			11,018	662	0
	10/2014		NZD	994			831	55	0
	10/2014		RUB	22,730			623	50	0
	10/2014	$		13,681		CAD	15,139	0	(168)

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2014	$		18,512		INR	1,128,034	$0	$(308)
	10/2014			15,782		JPY	1,657,200	0	(672)
	10/2014			3,591		MYR	11,519	0	(85)
	10/2014			354		RUB	12,963	0	(27)
	10/2014			549		ZAR	5,880	0	(29)
	10/2014		ZAR	11,486	$		1,057	41	0

JPM	10/2014		AUD	10,564			9,635	385	0
	10/2014		GBP	2,621			4,282	33	0
	10/2014		HKD	146,751			18,936	37	0
	10/2014		INR	332,416			5,429	65	0
	10/2014		JPY	700,900			6,605	214	0
	10/2014		MYR	38,561			12,166	426	0
	10/2014	$		9,678		AUD	10,909	0	(127)
	10/2014			1,250		EUR	964	0	(33)
	10/2014			154,609		GBP	94,726	0	(1,043)
	10/2014			2,068		KRW	2,152,511	0	(31)
	10/2014			6,057		MYR	19,132	0	(232)
	10/2014			2,960		RUB	109,155	0	(207)
	10/2014			1,145		ZAR	12,337	0	(54)
	10/2014		ZAR	28,905	$		2,672	115	0
	11/2014		CHF	1,975			2,104	34	0
	11/2014		GBP	94,276			153,837	1,045	0
	11/2014		SGD	11,932			9,587	233	0
	12/2014		MXN	6,035			457	10	0
	02/2015		KRW	2,152,511			2,057	34	0

MSB	10/2014		BRL	12,927			5,616	335	0
	10/2014		EUR	131,069			172,997	7,450	0
	10/2014		GBP	92,230			152,966	3,447	0
	10/2014		HKD	26,377			3,403	6	0
	10/2014	$		5,274		BRL	12,927	7	0
	10/2014			121,554		EUR	95,653	0	(740)
	10/2014			620		HKD	4,805	0	(1)
	11/2014		EUR	95,653	$		121,579	739	0
	12/2014		MXN	20,763			1,564	26	0

RBC	10/2014		AUD	1,717			1,569	65	0
	10/2014		MXN	212,476			15,856	51	0
	10/2014	$		12,155		EUR	9,397	0	(286)
	12/2014		MXN	88,905	$		6,687	98	0
	02/2015			45,369			3,434	84	0

SOG	10/2014		AUD	62,832			58,273	3,261	0
	10/2014		ZAR	21,390			1,962	70	0

UAG	10/2014		BRL	31,410			13,366	534	0
	10/2014	$		12,815		BRL	31,410	17	0
	10/2014			141,817		EUR	110,881	0	(1,768)
	11/2014		CHF	62,846	$		69,564	3,713	0
	11/2014		EUR	110,881			141,846	1,768	0
	11/2014	$		13,248		BRL	31,410	0	(529)
	12/2014		INR	108,442	$		1,761	30	0

Total Forward Foreign Currency Contracts								$49,286	$(12,031)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC Fannie Mae 3.500% due 11/01/2044	$	120.000	11/06/2014	$8,000	$0	$0

DUB	Call - OTC Fannie Mae 4.000% due 11/01/2044		107.203	11/06/2014	37,000	2	1

FBF	Call - OTC Fannie Mae 4.000% due 11/01/2044		110.625	11/06/2014	6,000	0	0

JPM	Call - OTC Fannie Mae 3.500% due 11/01/2044		127.000	11/06/2014	59,000	2	0
	Call - OTC Fannie Mae 4.000% due 11/01/2044		118.000	11/06/2014	44,000	2	0
	Call - OTC Fannie Mae 4.000% due 11/01/2044		127.000	11/06/2014	20,000	1	0

						$7	$1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Cost (1)	Market Value
GLM	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	10/24/2014	$2,800	$320	$311

Total Purchased Options					$327	$312

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014	$	15,900	$(18)	$(18)
GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	5,300	(15)	(5)

							$(33)	$(23)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.530	10/27/2014	$	2,600	$(20)	$(31)
	Call - OTC USD versus BRL		2.390	12/03/2014		22,332	(217)	(1,169)
	Call - OTC USD versus MXN	MXN	13.900	03/05/2015		7,622	(76)	(141)

DUB	Put - OTC AUD versus USD	$	0.855	10/30/2014	AUD	2,379	(9)	(9)

UAG	Call - OTC USD versus INR	INR	63.300	12/03/2014	$	7,037	(39)	(61)
	Put - OTC USD versus KRW	KRW	1,000.000	12/03/2014		17,592	(87)	(5)
	Call - OTC USD versus KRW		1,045.000	12/03/2014		17,592	(83)	(377)

							$(531)	$(1,793)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	6-Month AUD-BBR-BBSW	Receive	3.895%	10/20/2014	AUD	11,100	$(29)	$(79)
	Put - OTC 10-Year Interest Rate Swap	6-Month AUD-BBR-BBSW	Pay	4.215%	10/20/2014		11,100	(30)	(1)

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.660%	10/20/2014	$	33,300	(82)	(173)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920%	10/20/2014		33,300	(82)	(14)

RYL	Put - OTC 10-Year Interest Rate Swap	6-Month AUD-BBR-BBSW	Pay	4.083%	12/03/2014	AUD	22,400	(89)	(78)

								$(312)	$(345)

Total Written Options								$(876)	$(2,161)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR	Premiums
Balance at Beginning of Period	258	$48,600	AUD	0	EUR 41,700	$(1,123)
Sales	7,525	284,675		46,979	5,300	(2,596)
Closing Buys	(7,087)	(59,900)		0	0	1,770
Expirations	(438)	(102,000)		0	(41,700)	854
Exercised	(258)	(14,100)		0	0	219

Balance at End of Period	0	$157,275	AUD	46,979	EUR 5,300	$(876)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Goodrich Corp.	(0.510%	)	09/20/2016	0.037%	$ 2,100	$0	$(20)	$0	$(20)

JPM	Loews Corp.	(0.280%	)	03/20/2016	0.075%	2,300	0	(7)	0	(7)

							$0	$(27)	$0	$(27)

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.548%	$	300	$(13)	$6	$0	$(7)

BPS	Dell, Inc.	1.000%	09/20/2019	2.173%		400	(18)	(3)	0	(21)
	Italy Government International Bond	1.000%	09/20/2019	1.001%		1,000	2	(2)	0	0

BRC	Italy Government International Bond	1.000%	09/20/2019	1.001%		300	1	(1)	0	0

CBK	Brazil Government International Bond	1.000%	03/20/2019	1.548%		500	(21)	9	0	(12)
	Dell, Inc.	1.000%	09/20/2019	2.173%		7,200	(372)	(14)	0	(386)
	Italy Government International Bond	1.000%	09/20/2019	1.001%		100	0	0	0	0
	Sprint Communications, Inc.	5.000%	09/20/2019	3.177%		4,000	390	(59)	331	0

DUB	Berkshire Hathaway Finance Corp.	1.000%	12/20/2023	1.012%		6,300	(138)	134	0	(4)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		2,400	(97)	41	0	(56)
	Italy Government International Bond	1.000%	09/20/2019	1.001%		3,300	8	(7)	1	0

GST	Brazil Government International Bond	1.000%	03/20/2019	1.548%		500	(22)	10	0	(12)
	Greece Government International Bond	1.000%	09/20/2015	3.951%	EUR	2,300	(99)	18	0	(81)

HUS	Brazil Government International Bond	1.000%	03/20/2019	1.548%	$	200	(8)	4	0	(4)
	Italy Government International Bond	1.000%	09/20/2019	1.001%		2,100	5	(4)	1	0

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.548%		1,000	(36)	13	0	(23)
	Volvo Treasury AB	1.000%	03/20/2021	1.222%	EUR	1,200	(65)	44	0	(21)

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.200%		1,900	21	(6)	15	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%	$	2,500	(109)	52	0	(57)

							$(571)	$235	$348	$(684)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (6)
									Asset	Liability
GST	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	$	4,172	$626	$(592)	$34	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
								Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$	1,635	$(6)	$0	$0	$(6)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		3,270	(11)	(1)	0	(12)

MYC	CDX.IG-5 10-Year Index 10-15%	0.463%	12/20/2015		5,600	0	12	12	0

						$(17)	$11	$12	$(18)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.000%	01/04/2021	BRL	76,600	$257	$(1,275)	$0	$(1,018)

BPS	Pay	1-Year BRL-CDI	10.910%	01/02/2017		23,900	(52)	(47)	0	(99)
	Pay	1-Year BRL-CDI	11.000%	01/04/2021		5,400	25	(96)	0	(71)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		22,000	(59)	(27)	0	(86)

BRC	Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	AUD	200	(1)	16	15	0

DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	13,900	12	(66)	0	(54)

GLM	Pay	1-Year BRL-CDI	11.680%	01/04/2021		49,200	(135)	(58)	0	(193)

UAG	Pay	1-Year BRL-CDI	11.680%	01/04/2021		11,400	(25)	(19)	0	(44)
	Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	34,500	15	(55)	0	(40)

							$37	$(1,627)	$15	$(1,605)

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive (7)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	iShares MSCI EAFE ETF	2,889,826	3-Month USD-LIBOR less a specified spread	03/26/2015	$197,577		$(12,377)	$0	$(12,377)

DUB	Receive	iShares MSCI EAFE ETF	3,346,750	3-Month USD-LIBOR less a specified spread	03/31/2015	226,339		(11,871)	0	(11,871)
	Receive	iShares MSCI EAFE ETF	723,500	3-Month USD-LIBOR less a specified spread	05/04/2015	48,767		(2,391)	0	(2,391)
	Receive	iShares MSCI EAFE ETF	1,002,635	3-Month USD-LIBOR less a specified spread	05/29/2015	68,545		(4,267)	0	(4,267)
	Receive	iShares MSCI EAFE ETF	635,475	3-Month USD-LIBOR less a specified spread	07/15/2015	44,310		(3,576)	0	(3,576)

GST	Receive	iShares MSCI EAFE ETF	1,093,326	3-Month USD-LIBOR plus a specified spread	11/17/2014	72,302		(2,224)	0	(2,224)

								$(36,706)	$0	$(36,706)

Total Swap Agreements							$75	$(38,706)	$409	$(39,040)

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(k)	Securities with an aggregate market value of $40,466 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$2,313	$0	$0	$2,313	$(1,875)	$(1,341)	$(13,402)	$(16,618)	$(14,305)	$14,869	$564
BPS	1,632	0	0	1,632	(2,050)	0	(277)	(2,327)	(695)	630	(65)
BRC	2,966	0	15	2,981	(257)	0	0	(257)	2,724	(2,560)	164
CBK	1,659	0	331	1,990	(767)	(18)	(398)	(1,183)	807	(580)	227
DUB	894	1	1	896	(32)	(89)	(22,239)	(22,360)	(21,464)	22,289	825
FBF	8,691	0	0	8,691	(545)	0	(6)	(551)	8,140	(7,440)	700
GLM	5,991	311	0	6,302	(165)	0	(193)	(358)	5,944	(5,310)	634
GST	0	0	34	34	0	(5)	(2,329)	(2,334)	(2,300)	2,339	39
HUS	808	0	1	809	(1,289)	0	(4)	(1,293)	(484)	338	(146)
JPM	2,631	0	0	2,631	(1,727)	0	(51)	(1,778)	853	(810)	43
MSB	12,010	0	0	12,010	(741)	0	0	(741)	11,269	(10,080)	1,189
MYC	0	0	27	27	0	0	(57)	(57)	(30)	(34)	(64)

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
NGF	$0	$0	$0	$0	$0	$(187)	$0	$(187)	$(187)	$(148)	$(335)
RBC	298	0	0	298	(286)	0	0	(286)	12	0	12
RYL	0	0	0	0	0	(78)	0	(78)	(78)	(85)	(163)
SOG	3,331	0	0	3,331	0	0	0	0	3,331	(3,530)	(199)
UAG	6,062	0	0	6,062	(2,297)	(443)	(84)	(2,824)	3,238	(3,100)	138

Total Over the Counter	$49,286	$312	$409	$50,007	$(12,031)	$(2,161)	$(39,040)	$(53,232)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	257	0	0	1,352	1,609

	$0	$257	$0	$0	$1,375	$1,632

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,286	$0	$49,286
Purchased Options	0	0	0	0	312	312
Swap Agreements	0	394	0	0	15	409

	$0	$394	$0	$49,286	$327	$50,007

	$0	$651	$0	$49,286	$1,702	$51,639

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	0	0	0	72	72

	$0	$0	$0	$0	$93	$93

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,031	$0	$12,031
Written Options	0	23	0	1,793	345	2,161
Swap Agreements	0	729	36,706	0	1,605	39,040

	$0	$752	$36,706	$13,824	$1,950	$53,232

	$0	$752	$36,706	$13,824	$2,043	$53,325

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$115	$115
Futures	0	0	0	0	(1,419)	(1,419)
Swap Agreements	0	194	0	0	(7,983)	(7,789)

	$0	$194	$0	$0	$(9,287)	$(9,093)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,899	$0	$15,899
Purchased Options	0	0	0	0	(348)	(348)
Written Options	0	143	(21)	1,322	17	1,461
Swap Agreements	0	847	37,902	0	1,542	40,291

	$0	$990	$37,881	$17,221	$1,211	$57,303

	$0	$1,184	$37,881	$17,221	$(8,076)	$48,210

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	(327)	(327)
Swap Agreements	0	(681)	0	0	(835)	(1,516)

	$0	$(681)	$0	$0	$(1,167)	$(1,848)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,126	$0	$40,126
Purchased Options	0	0	0	0	353	353
Written Options	0	(43)	0	(1,453)	(49)	(1,545)
Swap Agreements	0	(154)	(51,730)	0	(556)	(52,440)

	$0	$(197)	$(51,730)	$38,673	$(252)	$(13,506)

	$0	$(878)	$(51,730)	$38,673	$(1,419)	$(15,354)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$783	$0	$783
Corporate Bonds & Notes
Banking & Finance	0	121,603	0	121,603
Industrials	0	54,077	0	54,077
Utilities	0	30,393	0	30,393
Municipal Bonds & Notes
California	0	7,073	0	7,073
Texas	0	5	0	5
U.S. Government Agencies	0	152,641	0	152,641
U.S. Treasury Obligations	0	97,558	0	97,558
Mortgage-Backed Securities	0	34,715	0	34,715
Asset-Backed Securities	0	37,828	0	37,828
Sovereign Issues	0	104,805	0	104,805
Exchange-Traded Funds	74,043	0	0	74,043
Short-Term Instruments
Certificates of Deposit	0	20,429	0	20,429
Commercial Paper	0	1,493	0	1,493
Repurchase Agreements	0	571	0	571
Greece Treasury Bills	0	881	0	881
Mexico Treasury Bills	0	36,911	0	36,911
U.S. Treasury Bills	0	12,936	0	12,936
	$74,043	$714,702	$0	$788,745

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$60,678	$0	$0	$60,678

Total Investments	$134,721	$714,702	$0	$849,423

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(389,185)	$0	$(389,185)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	1,609	0	1,632
Over the counter	0	50,007	0	50,007
	$23	$51,616	$0	$51,639

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(72)	0	(93)
Over the counter	0	(53,232)	0	(53,232)
	$(21)	$(53,304)	$0	$(53,325)

Totals	$134,723	$323,829	$0	$458,552

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.6%

BANK LOAN OBLIGATIONS 0.3%
Community Health Systems, Inc.
3.485% due 01/25/2017		$997	$994
HCA, Inc.
2.904% due 03/31/2017		3,092	3,075

Total Bank Loan Obligations (Cost $4,074)			4,069

CORPORATE BONDS & NOTES 30.4%

BANKING & FINANCE 18.9%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		2,600	2,525
Ally Financial, Inc.
3.125% due 01/15/2016		700	703
3.500% due 07/18/2016		1,500	1,521
4.625% due 06/26/2015		8,100	8,233
5.500% due 02/15/2017		600	625
6.250% due 12/01/2017		900	967
6.750% due 12/01/2014		5,600	5,648
8.300% due 02/12/2015		8,100	8,282
American Honda Finance Corp.
0.732% due 10/07/2016		3,100	3,123
American International Group, Inc.
5.050% due 10/01/2015		400	418
5.450% due 05/18/2017		1,800	1,985
Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,888
Banco do Brasil S.A.
3.875% due 10/10/2022		700	651
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,000	1,038
Banco Santander Chile
1.834% due 01/19/2016		1,000	1,012
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		500	504
Bank of America Corp.
0.564% due 08/15/2016		400	398
1.500% due 10/09/2015		700	705
4.500% due 04/01/2015		2,400	2,447
6.400% due 08/28/2017		200	225
6.500% due 08/01/2016		12,425	13,566
Bank of Montreal
2.850% due 06/09/2015		200	203
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.644% due 03/10/2017		7,100	7,125
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	5,600	11,752
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	210
6.500% due 03/10/2021		200	219
6.750% due 09/30/2022		3,900	4,378
7.250% due 04/22/2020		400	455
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,600	2,068
Caixa Economica Federal
4.250% due 05/13/2019		$200	200
CIT Group, Inc.
4.250% due 08/15/2017		1,400	1,417
4.750% due 02/15/2015		10,200	10,321
5.000% due 05/15/2017		400	411
5.500% due 02/15/2019		1,700	1,780
Citigroup, Inc.
0.502% due 06/09/2016		4,600	4,577
0.914% due 11/15/2016		7,000	7,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.194% due 07/25/2016		$8,600	$8,692
1.250% due 01/15/2016		2,500	2,511
1.300% due 04/01/2016		1,000	1,003
2.650% due 03/02/2015		5,000	5,045
4.875% due 05/07/2015		1,000	1,025
Deutsche Bank AG
0.705% due 05/30/2017		1,700	1,702
E*TRADE Financial Corp.
6.750% due 06/01/2016		900	952
Eksportfinans ASA
2.000% due 09/15/2015		700	701
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		2,900	2,925
2.500% due 01/15/2016		2,700	2,750
2.750% due 05/15/2015		6,850	6,940
3.875% due 01/15/2015		1,200	1,212
5.625% due 09/15/2015		5,069	5,301
7.000% due 04/15/2015		400	414
8.000% due 12/15/2016		200	228
8.700% due 10/01/2014		100	100
General Motors Financial Co., Inc.
2.750% due 05/15/2016		700	707
4.750% due 08/15/2017		10,270	10,835
Goldman Sachs Group, Inc.
0.632% due 07/22/2015		1,700	1,703
International Lease Finance Corp.
4.875% due 04/01/2015		1,900	1,932
5.750% due 05/15/2016		700	733
6.750% due 09/01/2016		3,475	3,762
8.625% due 09/15/2015		2,600	2,753
Intesa Sanpaolo SpA
3.125% due 01/15/2016		5,400	5,526
JPMorgan Chase & Co.
0.855% due 02/26/2016		7,000	7,044
3.700% due 01/20/2015		38	38
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		3,600	4,028
Korea Development Bank
3.500% due 08/22/2017		200	210
Korea Exchange Bank
3.125% due 06/26/2017		1,400	1,450
Korea Finance Corp.
3.250% due 09/20/2016		600	624
Macquarie Bank Ltd.
6.625% due 04/07/2021		2,600	2,967
Morgan Stanley
0.714% due 10/15/2015		7,800	7,826
3.800% due 04/29/2016		1,300	1,355
MUFG Union Bank N.A.
0.638% due 05/05/2017		4,000	4,012
Navient LLC
3.875% due 09/10/2015		6,570	6,648
5.000% due 04/15/2015		700	712
6.250% due 01/25/2016		2,100	2,185
New York Life Global Funding
0.583% due 05/23/2016		3,425	3,444
Nordea Bank AB
0.592% due 04/04/2017		3,200	3,208
NRAM Covered Bond LLP
5.625% due 06/22/2017		1,100	1,225
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	103
Rabobank Group
0.515% due 11/23/2016		6,600	6,603
6.875% due 03/19/2020	EUR	600	903
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		$100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017	$1,000	$1,017
Springleaf Finance Corp.
5.750% due 09/15/2016	200	208
6.900% due 12/15/2017	1,900	2,023
State Bank of India
4.500% due 10/23/2014	800	802
4.500% due 07/27/2015	100	103
Stone Street Trust
5.902% due 12/15/2015	200	212
Tri-Command Military Housing LLC
5.383% due 02/15/2048	1,320	1,178
Turkiye Garanti Bankasi A/S
2.734% due 04/20/2016	200	201
Wells Fargo & Co.
1.250% due 07/20/2016	2,900	2,918
3.500% due 03/08/2022	38	39

		241,476

INDUSTRIALS 8.2%
21st Century Fox America, Inc.
5.300% due 12/15/2014	1,300	1,313
AbbVie, Inc.
0.997% due 11/06/2015	5,400	5,439
ArcelorMittal
9.500% due 02/15/2015	1,200	1,236
Braskem Finance Ltd.
5.750% due 04/15/2021	2,500	2,570
Cisco Systems, Inc.
0.284% due 09/03/2015	12,700	12,710
COX Communications, Inc.
5.500% due 10/01/2015	1,176	1,230
Daimler Finance North America LLC
0.834% due 01/09/2015	2,300	2,303
0.920% due 08/01/2016	3,600	3,635
Deutsche Telekom International Finance BV
3.125% due 04/11/2016	3,000	3,097
DISH DBS Corp.
6.625% due 10/01/2014	900	900
7.125% due 02/01/2016	2,300	2,444
7.750% due 05/31/2015	6,400	6,632
DP World Sukuk Ltd.
6.250% due 07/02/2017	1,100	1,209
Enbridge, Inc.
0.885% due 10/01/2016	2,500	2,517
GTL Trade Finance, Inc.
7.250% due 10/20/2017	700	791
HCA, Inc.
6.375% due 01/15/2015	600	607
6.500% due 02/15/2016	850	889
9.000% due 12/15/2014	400	405
Johnson & Johnson
0.308% due 11/28/2016	10,400	10,424
Kroger Co.
0.763% due 10/17/2016	3,400	3,411
MGM Resorts International
6.625% due 07/15/2015	3,450	3,553
7.500% due 06/01/2016	2,400	2,568
7.625% due 01/15/2017	400	436
PepsiCo, Inc.
0.436% due 07/30/2015	10,000	10,014
President and Fellows of Harvard College
6.500% due 01/15/2039	1,100	1,518
Reynolds American, Inc.
1.050% due 10/30/2015	1,100	1,104

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rockies Express Pipeline LLC
3.900% due 04/15/2015		$500	$500
STATS ChipPAC Ltd.
4.500% due 03/20/2018		600	602
Thomson Reuters Corp.
1.300% due 02/23/2017		9,800	9,789
Total Capital Canada Ltd.
0.614% due 01/15/2016		1,000	1,005
UAL Pass-Through Trust
10.400% due 05/01/2018		39	44
Unitymedia Hessen GmbH & Co. KG
5.750% due 01/15/2023	EUR	5,900	8,052
Volkswagen International Finance NV
0.832% due 11/20/2014		$1,520	1,521
Woodside Finance Ltd.
4.500% due 11/10/2014		800	803

			105,271

UTILITIES 3.3%
AT&T, Inc.
0.653% due 03/30/2017		4,500	4,512
Petrobras Global Finance BV
2.000% due 05/20/2016		7,700	7,719
Rosneft Finance S.A.
6.625% due 03/20/2017		100	103
Shell International Finance BV
0.303% due 11/10/2015		3,000	3,002
0.444% due 11/15/2016		2,500	2,509
Sprint Communications, Inc.
6.000% due 12/01/2016		500	527
Verizon Communications, Inc.
0.433% due 03/06/2015		900	901
1.764% due 09/15/2016		6,400	6,564
1.984% due 09/14/2018		10,100	10,650
2.500% due 09/15/2016		3,000	3,079
3.650% due 09/14/2018		2,400	2,530
6.100% due 04/15/2018		33	38

			42,134

Total Corporate Bonds & Notes (Cost $386,866)			388,881

MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		100	143
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025		3,500	4,089
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034		400	536
San Luis Obispo County, California Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 09/01/2027		7,100	3,827
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031		400	444

			9,039

COLORADO 0.4%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026		4,300	5,225

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	$100	$138

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,388

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	112
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,203

		1,315

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	84

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	730

Total Municipal Bonds & Notes (Cost $15,011)		17,919

U.S. GOVERNMENT AGENCIES 9.0%
Fannie Mae
0.505% due 07/25/2037	124	124
0.535% due 07/25/2037	129	130
0.555% due 09/25/2035	263	264
0.605% due 09/25/2035	234	236
0.875% due 10/26/2017 - 12/20/2017	4,300	4,260
0.895% due 03/25/2040	333	339
1.250% due 01/30/2017 (i)	1,300	1,312
2.310% due 08/01/2022	100	98
4.000% due 07/01/2018 - 03/01/2026	2,954	3,135
4.500% due 04/01/2025 - 11/01/2044	35,655	38,430
4.501% due 07/01/2019	934	1,025
5.000% due 05/11/2017 (i)	1,600	1,767
5.000% due 02/01/2033 - 11/01/2044	18,130	20,005
5.375% due 06/12/2017 (i)	100	112
5.500% due 09/01/2023 - 11/01/2044	8,275	9,219
6.000% due 05/01/2019 - 11/01/2044	10,741	12,137
7.500% due 04/01/2024 - 11/01/2037	366	389
Freddie Mac
0.195% due 12/25/2036	17	17
0.304% due 07/15/2019	8	8
0.864% due 10/15/2037	93	95
4.500% due 11/01/2044	6,000	6,457
5.000% due 08/01/2026 - 10/01/2044	4,177	4,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/01/2023 - 05/01/2040		$1,401	$1,563
6.000% due 04/01/2040 - 10/01/2044		1,015	1,145
Ginnie Mae
5.000% due 05/15/2038 - 04/15/2039		4,159	4,594
6.000% due 12/15/2038		232	262
Small Business Administration
5.290% due 12/01/2027		81	90
5.720% due 01/01/2029		1,447	1,623
6.020% due 08/01/2028		1,350	1,529

Total U.S. Government Agencies (Cost $113,710)			114,970

U.S. TREASURY OBLIGATIONS 7.9%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (f)(i)		17,369	16,990
0.125% due 07/15/2022 (i)		23,622	23,083
0.125% due 01/15/2023 (i)		7,432	7,199
0.375% due 07/15/2023		17,916	17,744
0.625% due 07/15/2021 (i)		1,269	1,296
1.125% due 01/15/2021 (i)		3,159	3,317
1.250% due 07/15/2020 (i)		546	581
1.750% due 01/15/2028 (i)		3,298	3,679
2.375% due 01/15/2025 (h)		11,249	13,195
2.375% due 01/15/2027 (i)		2,481	2,941
2.500% due 01/15/2029 (i)		8,545	10,447
3.625% due 04/15/2028 (i)		147	200
U.S. Treasury Notes
0.625% due 08/31/2017 (i)		200	197
2.375% due 08/15/2024		121	120

Total U.S. Treasury Obligations (Cost $104,366)			100,989

MORTGAGE-BACKED SECURITIES 4.5%
Adjustable Rate Mortgage Trust
4.789% due 11/25/2037 ^		10,349	7,699
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049		87	87
Bear Stearns ALT-A Trust
4.815% due 11/25/2035 ^		11,201	8,695
Chaseflex Trust
0.455% due 07/25/2037		646	559
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041		884	883
Citigroup Mortgage Loan Trust, Inc.
0.225% due 01/25/2037		9	6
2.514% due 03/25/2036		894	854
5.212% due 08/25/2035		335	333
Countrywide Alternative Loan Trust
0.315% due 02/25/2047		41	36
0.355% due 06/25/2037		138	119
1.115% due 02/25/2036		14	13
Countrywide Home Loan Mortgage Pass-Through Trust
2.469% due 02/20/2035		17	17
2.493% due 11/25/2034		14	14
5.500% due 11/25/2035 ^		111	110
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		4,437	4,719
DBRR Trust
0.853% due 02/25/2045		1,591	1,590
Eddystone Finance PLC
1.081% due 04/19/2021	GBP	2,148	3,451
Granite Master Issuer PLC
0.749% due 12/20/2054		1,578	2,552

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.829% due 12/20/2054	GBP	710	$1,150
Granite Mortgages PLC
0.581% due 01/20/2044	EUR	10	13
0.886% due 03/20/2044	GBP	318	513
0.886% due 06/20/2044		262	424
0.936% due 01/20/2044		16	25
0.946% due 09/20/2044		70	113
Greenwich Capital Commercial Funding Corp.
6.014% due 07/10/2038		$1,104	1,170
GSR Mortgage Loan Trust
5.002% due 11/25/2035		19	19
HarborView Mortgage Loan Trust
0.323% due 12/19/2036 ^		1,224	846
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,436	1,531
5.439% due 01/15/2049		4,747	5,151
JPMorgan Mortgage Trust
2.546% due 08/25/2034		208	211
2.646% due 02/25/2035		7	7
5.235% due 07/25/2035		118	120
5.750% due 01/25/2036 ^		34	32
LB Commercial Mortgage Trust
6.056% due 07/15/2044		4,577	5,036
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		1,439	1,521
Leek Finance PLC
0.846% due 12/21/2037	GBP	578	983
Merrill Lynch Mortgage Investors Trust
5.008% due 09/25/2035		$336	315
Morgan Stanley Capital Trust
5.610% due 04/15/2049		69	69
Residential Accredit Loans, Inc. Trust
0.340% due 08/25/2036		1,261	981
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	512	638
Structured Adjustable Rate Mortgage Loan Trust
2.420% due 04/25/2035		$442	435
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035		324	308
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020		343	341
5.749% due 07/15/2045		685	733
WaMu Mortgage Pass-Through Certificates Trust
0.845% due 01/25/2047		43	40
2.176% due 09/25/2046		79	75
2.176% due 10/25/2046		74	70
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036		1,652	1,613
2.615% due 03/25/2036		701	680
5.453% due 12/25/2036		634	631

Total Mortgage-Backed Securities (Cost $56,735)			57,531

ASSET-BACKED SECURITIES 5.2%
Ally Auto Receivables Trust
0.200% due 10/15/2015		5,800	5,800
Asset-Backed Securities Corp. Home Equity Loan Trust
0.705% due 09/25/2034		3	3
0.795% due 07/25/2035		300	274
Bacchus Ltd.
0.474% due 01/20/2019		705	704
Bear Stearns Asset-Backed Securities Trust
0.265% due 02/25/2037		3,752	3,549
0.315% due 08/25/2036		1,415	1,226
0.355% due 12/25/2036		508	479

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.215% due 07/25/2045		$40	$35
Cornerstone CLO Ltd.
0.454% due 07/15/2021		2,700	2,684
Countrywide Asset-Backed Certificates
0.335% due 09/25/2036		54	53
5.530% due 04/25/2047		4,527	4,432
Credit-Based Asset Servicing and Securitization LLC
0.276% due 07/25/2037		13	9
Duane Street CLO Ltd.
0.484% due 01/11/2021		1,550	1,538
First Franklin Mortgage Loan Trust
0.685% due 09/25/2035		4,000	3,768
HSBC Home Equity Loan Trust
0.304% due 03/20/2036		211	210
Hyde Park CDO BV
0.583% due 06/14/2022	EUR	1,908	2,400
JPMorgan Mortgage Acquisition Trust
0.215% due 03/25/2047		$7	7
Morgan Stanley ABS Capital, Inc. Trust
0.205% due 07/25/2036		7	3
0.315% due 09/25/2036		3,963	2,538
Nob Hill CLO Ltd.
0.484% due 08/15/2018		104	104
Residential Asset Securities Corp. Trust
0.405% due 04/25/2037		18,700	16,463
SG Mortgage Securities Trust
0.335% due 02/25/2036		6,844	4,606
SLM Private Education Loan Trust
0.754% due 07/15/2022		5,872	5,879
3.404% due 05/16/2044		305	324
SLM Student Loan Trust
0.344% due 12/15/2023	EUR	769	962
Soundview Home Loan Trust
0.215% due 11/25/2036		$10	4
South Texas Higher Education Authority, Inc.
0.735% due 10/01/2020		665	666
SpringCastle America Funding LLC
2.700% due 05/25/2023 (a)		6,800	6,797
Venture CDO Ltd.
0.452% due 07/22/2021		400	397

Total Asset-Backed Securities (Cost $64,255)			65,914

SOVEREIGN ISSUES 11.6%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	300	390
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,000	2,108
5.875% due 01/14/2015		600	609
Hydro-Quebec
0.393% due 09/29/2049 (d)		3,600	2,772
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	26,300	33,732
2.250% due 05/15/2016		3,300	4,295
2.750% due 12/01/2015		1,000	1,300
3.750% due 08/01/2015		1,600	2,079
3.750% due 04/15/2016		2,700	3,588
3.750% due 08/01/2016		3,000	4,022
4.500% due 07/15/2015		5,200	6,790
4.750% due 05/01/2017		23,600	33,034
5.250% due 08/01/2017		7,900	11,280
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	2,589	$206
5.000% due 06/16/2016 (c)		4,920	398
9.500% due 12/18/2014		54,000	4,080
Province of Ontario
0.950% due 05/26/2015		$600	603
1.100% due 10/25/2017		200	199
1.650% due 09/27/2019		300	294
Qatar Government International Bond
5.250% due 01/20/2020		1,500	1,689
Spain Government International Bond
3.150% due 01/31/2016	EUR	2,400	3,149
3.300% due 07/30/2016		10,100	13,459
3.750% due 10/31/2015		6,400	8,393
4.250% due 10/31/2016		7,400	10,107

Total Sovereign Issues (Cost $158,656)			148,887

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% (d)		4,400	5,292

Total Convertible Preferred Securities (Cost $5,487)			5,292

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.9%

CERTIFICATES OF DEPOSIT 2.5%
Credit Suisse
0.465% due 03/17/2015		$900	900
0.643% due 12/07/2015		5,100	5,105
Intesa Sanpaolo SpA
1.650% due 04/07/2015		12,900	12,964
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		1,300	1,299
Royal Bank of Canada
1.370% due 05/07/2015	CAD	12,900	11,526

			31,794

COMMERCIAL PAPER 0.5%
NiSource Finance Corp.
0.620% due 10/01/2014		$7,000	7,000

REPURCHASE AGREEMENTS (e) 0.0%
			203

MEXICO TREASURY BILLS 2.9%
2.932% due 11/13/2014 - 03/05/2015 (b)	MXN	509,046	37,626

Total Short-Term Instruments (Cost $77,767)			76,623

Total Investments in Securities (Cost $986,927)			981,075

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 29.3%

SHORT-TERM INSTRUMENTS 29.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.3%
PIMCO Short-Term Floating NAV Portfolio III	37,612,427	$375,786

Total Short-Term Instruments (Cost $375,792)		375,786

Total Investments in Affiliates (Cost $375,792)		375,786

MARKET VALUE (000S)
Total Investments 105.9% (Cost $1,362,719)	$1,356,861

Financial Derivative Instruments (g)(j) 1.7% (Cost or Premiums, net $(53))	21,283

Other Assets and Liabilities, net (7.6%)	(97,419)

Net Assets 100.0%	$1,280,725

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$203	U.S. Treasury Notes 1.500% due 02/28/2019	$(209)	$203	$203

Total Repurchase Agreements						$(209)	$203	$203

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.070%	09/30/2014	10/01/2014	$(1,238)	$(1,238)

Total Sale-Buyback Transactions					$(1,238)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $1,238 at a weighted average interest rate of 0.070%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(f)	Securities with an aggregate market value of $1,236 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$203	$0	$0	$0	$203	$(209)	$(6)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,238)	0	(1,238)	1,236	(2)

Total Borrowings and Other Financing Transactions	$203	$0	$(1,238)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,890.000	10/18/2014	61	$(191)	$(41)
Call - CBOE S&P 500 Index	2,025.000	10/18/2014	61	(67)	(15)

Total Written Options				$(258)	$(56)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,197	$(219)	$0	$(55)
90-Day Eurodollar June Futures	Long	06/2016	581	42	0	(29)
90-Day Eurodollar September Futures	Long	09/2016	112	(21)	0	(6)
Russell 2000 Mini Index December Futures	Long	12/2014	3,970	(24,137)	0	(6,421)
U.S. Treasury 5-Year Note December Futures	Long	12/2014	341	(78)	0	(16)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	1,802	(1,494)	0	(225)

Total Futures Contracts				$(25,907)	$0	$(6,752)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$12,800	$209	$25	$15	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$ 2,400	$(29)	$(26)	$0	$0
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	6,400	46	36	0	(1)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	11,500	928	154	63	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	65,300	(4,543)	(8,602)	391	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN 1,100	2	0	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	60,400	53	(3)	4	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	11,000	21	(2)	1	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	2,000	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034	102,000	(259)	(209)	12	0

					$(3,782)	$(8,653)	$471	$(1)

Total Swap Agreements					$(3,573)	$(8,628)	$486	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(h)	Securities with an aggregate market value of $3,113 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(i)	Securities with an aggregate market value of $25,962 and cash of $6,325 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$486	$486	$(56)	$(6,754)	$(1)	$(6,811)

(4)	Unsettled variation margin liability of $(2) for closed futures is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014	$		2,422		EUR	1,871	$0	$(59)
	11/2014		MXN	33,788	$		2,567	59	0
	12/2014		GBP	13,413			21,662	0	(69)
	05/2015		CAD	12,727			11,594	289	0
	06/2015		EUR	4,848			6,591	454	0
	06/2016			13,705			18,764	1,213	0
	06/2016	$		802		EUR	594	0	(42)

BPS	10/2014			2,056			1,557	0	(89)
	12/2014			1,852		MXN	24,767	0	(17)
	01/2015		MXN	66,000	$		4,971	94	0
	02/2015			82,215			6,180	113	0
	03/2015			36,314			2,714	38	0
	06/2015		EUR	2,199			2,982	198	0
	06/2015	$		2,924		EUR	2,181	0	(162)

BRC	10/2014			9,273			7,071	0	(342)
	12/2014			236		MXN	3,204	1	0
	06/2015		EUR	4,397	$		5,930	363	0
	06/2015	$		201		EUR	150	0	(11)
	06/2016		EUR	2,579	$		3,546	242	0

CBK	10/2014		CAD	217			197	3	0
	10/2014		EUR	124,746			164,454	6,893	0
	10/2014	$		7,437		EUR	5,715	0	(218)
	12/2014		MXN	16,855	$		1,278	29	0
	06/2015		EUR	3,221			4,403	325	0

DUB	10/2014		JPY	510,100			4,780	129	0
	02/2016		EUR	900			1,211	64	0
	06/2016			1,430			1,958	127	0
	06/2016	$		3,190		EUR	2,360	0	(168)

FBF	10/2014			3,147			2,387	0	(132)
	11/2014		MXN	138,549	$		10,521	240	0
	11/2014	$		5,715		EUR	4,300	0	(282)
	12/2014		MXN	113,210	$		8,587	202	0
	12/2014	$		7,085		MXN	93,257	0	(178)
	06/2015		EUR	8,306	$		11,161	645	0
	06/2015	$		29,724		EUR	22,180	0	(1,644)

GLM	10/2014		JPY	1,348,099	$		12,950	659	0
	10/2014	$		1,883		EUR	1,461	0	(38)
	10/2014			2,274		MXN	29,665	0	(69)
	12/2014		MXN	38,228	$		2,905	73	0
	06/2015	$		1,448		EUR	1,079	0	(82)

HUS	10/2014			3,783			2,906	0	(112)

JPM	10/2014		JPY	610,800	$		5,756	187	0
	10/2014	$		22,683		JPY	2,468,999	0	(171)
	11/2014		JPY	2,468,999	$		22,688	171	0
	12/2014		MXN	93,257			7,090	185	0

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2014	$		3,071		MXN	40,240	$0	$(90)
	06/2015			5,138		EUR	3,843	0	(273)

MSB	10/2014		BRL	4,780	$		2,090	137	0
	10/2014	$		1,950		BRL	4,780	3	0
	06/2015		EUR	3,667	$		5,027	384	0
	06/2016			3,621			4,980	343	0

NAB	06/2015			2,795			3,801	262	0
	06/2016			7,878			10,817	727	0
	07/2016			10,776			14,619	796	0

RBC	02/2015	$		4,712		MXN	62,261	0	(115)

UAG	10/2014		BRL	4,780	$		1,950	0	(3)
	10/2014	$		2,034		BRL	4,780	0	(81)
	10/2014			130,174		EUR	101,778	0	(1,623)
	11/2014		BRL	4,780	$		2,016	80	0
	11/2014		EUR	101,778			130,201	1,623	0
	01/2015		MXN	22,742			1,727	45	0

Total Forward Foreign Currency Contracts								$17,396	$(6,070)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
GST	Call - OTC S&P 500 Index	2,025.000	10/17/2014	$ 6	$79	$15

JPM	Put - OTC S&P 500 Index	1,890.000	10/17/2014	6	37	37

Total Purchased Options					$116	$52

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC AUD versus USD	$0.855	10/30/2014	AUD 4,406	$(17)	$(17)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$300	$(4)	$0

Total Written Options						$(21)	$(17)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Premiums
Balance at Beginning of Period	620	$1,400	AUD	0	$(1,592)
Sales	44,658	420,000		4,406	(4,489)
Closing Buys	(45,156)	0		0	4,597
Expirations	0	(281,100)		0	603
Exercised	0	(140,000)		0	602

Balance at End of Period	122	$300	AUD	4,406	$(279)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	$ 100	$31	$2	$33	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	$ 2,400	$(34)	$(1)	$0	$(35)
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%	2,200	(23)	47	24	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	800	(15)	21	6	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%	1,200	(22)	24	2	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.574%	500	(7)	9	2	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%	1,000	(1)	4	3	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	600	(10)	15	5	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%	1,100	4	6	10	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	200	0	0	0	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	600	(7)	1	0	(6)

CBK	Brazil Government International Bond	1.000%	06/20/2016	0.845%	1,800	(5)	10	5	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	100	(2)	3	1	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%	400	(10)	11	1	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%	3,100	0	34	34	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	2,700	(32)	4	0	(28)

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.574%	1,000	(10)	13	3	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	100	(1)	1	0	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	800	(1)	1	0	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%	600	(4)	10	6	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%	2,000	5	17	22	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	200	(2)	0	0	(2)
	Spain Government International Bond	1.000%	06/20/2019	0.727%	9,200	(1)	117	116	0

FBF	Brazil Government International Bond	1.000%	06/20/2016	0.845%	1,800	(3)	8	5	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.574%	500	(7)	8	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	600	(8)	(1)	0	(9)
	Spain Government International Bond	1.000%	06/20/2019	0.727%	4,200	2	51	53	0

HUS	Brazil Government International Bond	1.000%	06/20/2016	0.845%	1,300	(2)	6	4	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	200	(3)	5	2	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	300	(2)	2	0	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%	800	(6)	14	8	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	4,800	(12)	73	61	0

JPM	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	100	(2)	3	1	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	5,000	(2)	66	64	0

MYC	Mexico Government International Bond	1.000%	03/20/2016	0.357%	1,000	(6)	16	10	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	1,900	4	20	24	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.031%	300	2	0	2	0

						$ (223)	$618	$475	$(80)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$	2,444	$143	$(99)	$44	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015		940	123	(106)	17	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015		470	58	(50)	8	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		193	0	3	3	0

						$324	$(252)	$72	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,000	$1	$(23)	$0	$(22)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	0	0	0	0

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		16,000	2	12	14	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		4,000	(2)	0	0	(2)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		100	0	0	0	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		200	0	0	0	0

DUB	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	(1)	0	(1)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	500	0	(11)	0	(11)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	200	(1)	0	0	(1)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	900	0	(22)	0	(22)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	800	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,000	(1)	7	6	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		300	(1)	0	0	(1)

JPM	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	7,600	(17)	(14)	0	(31)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	400	(2)	2	0	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	300	0	(7)	0	(7)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,000	0	2	2	0

							$(22)	$(54)	$22	$(98)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	Russell 2000 Index	53,878	3-Month USD-LIBOR less a specified spread	11/14/2014	$269,668		$9,449	$9,449	$0

JPM	Receive	Russell 2000 Index	108,457	3-Month USD-LIBOR less a specified spread	06/15/2015	555,454		6,374	6,374	0

								$15,823	$15,823	$0

Total Swap Agreements							$110	$16,137	$16,425	$(178)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$2,015	$0	$65	$2,080	$(170)	$0	$(57)	$(227)	$1,853	$(1,680)	$173
BPS	443	0	0	443	(268)	0	0	(268)	175	0	175
BRC	606	0	78	684	(353)	0	(8)	(361)	323	(460)	(137)
CBK	7,250	0	41	7,291	(218)	0	(28)	(246)	7,045	(6,250)	795
DUB	320	0	164	484	(168)	(17)	(3)	(188)	296	(280)	16
FBF	1,087	0	9,454	10,541	(2,236)	0	0	(2,236)	8,305	(12,710)	(4,405)
GLM	732	0	0	732	(189)	0	(12)	(201)	531	(280)	251
GST	0	15	54	69	0	0	(9)	(9)	60	0	60
HUS	0	0	89	89	(112)	0	(23)	(135)	(46)	0	(46)
JPM	543	37	6,442	7,022	(534)	0	(31)	(565)	6,457	(14,650)	(8,193)
MSB	867	0	0	867	0	0	0	0	867	(810)	57
MYC	0	0	34	34	0	0	0	0	34	(18)	16
NAB	1,785	0	0	1,785	0	0	0	0	1,785	(1,670)	115
RBC	0	0	0	0	(115)	0	0	(115)	(115)	0	(115)
SOG	0	0	2	2	0	0	0	0	2	0	2
UAG	1,748	0	2	1,750	(1,707)	0	(7)	(1,714)	36	0	36

Total Over the Counter	$17,396	$52	$16,425	$33,873	$(6,070)	$(17)	$(178)	$(6,265)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$471	$486

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,396	$0	$17,396
Purchased Options	0	0	52	0	0	52
Swap Agreements	0	580	15,823	0	22	16,425

	$0	$580	$15,875	$17,396	$22	$33,873

	$0	$595	$15,875	$17,396	$493	$34,359

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$56	$0	$0	$56
Futures	0	0	6,421	0	333	6,754
Swap Agreements	0	0	0	0	1	1

	$0	$0	$6,477	$0	$334	$6,811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,070	$0	$6,070
Written Options	0	0	0	17	0	17
Swap Agreements	0	80	0	0	98	178

	$0	$80	$0	$6,087	$98	$6,265

	$0	$80	$6,477	$6,087	$432	$13,076

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,710	$0	$0	$1,710
Futures	0	0	(6,207)	0	2,152	(4,055)
Swap Agreements	0	478	0	0	(1,367)	(889)

	$0	$478	$(4,497)	$0	$785	$(3,234)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,294	$0	$6,294
Written Options	0	2	137	0	601	740
Swap Agreements	0	164	84,455	0	747	85,366

	$0	$166	$84,592	$6,294	$1,348	$92,400

	$0	$644	$80,095	$6,294	$2,133	$89,166

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(60)	$0	$0	$(60)
Futures	0	0	(20,008)	0	(2,546)	(22,554)
Swap Agreements	0	(118)	0	0	(5,432)	(5,550)

	$0	$(118)	$(20,068)	$0	$(7,978)	$(28,164)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,903	$0	$12,903
Purchased Options	0	0	(65)	0	0	(65)
Swap Agreements	0	212	(132,224)	0	(24)	(132,036)

	$0	$212	$(132,289)	$12,903	$(24)	$(119,198)

	$0	$94	$(152,357)	$12,903	$(8,002)	$(147,362)

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,069	$0	$4,069
Corporate Bonds & Notes
Banking & Finance	0	241,476	0	241,476
Industrials	0	105,227	44	105,271
Utilities	0	42,134	0	42,134
Municipal Bonds & Notes
California	0	9,039	0	9,039
Colorado	0	5,225	0	5,225
Nevada	0	138	0	138
New Jersey	0	1,388	0	1,388
New York	0	1,315	0	1,315
Ohio	0	84	0	84
Washington	0	730	0	730
U.S. Government Agencies	0	114,970	0	114,970
U.S. Treasury Obligations	0	100,989	0	100,989
Mortgage-Backed Securities	0	55,941	1,590	57,531
Asset-Backed Securities	0	59,117	6,797	65,914
Sovereign Issues	0	148,887	0	148,887
Convertible Preferred Securities
Banking & Finance	0	5,292	0	5,292
Short-Term Instruments
Certificates of Deposit	0	31,794	0	31,794
Commercial Paper	0	7,000	0	7,000
Repurchase Agreements	0	203	0	203

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Mexico Treasury Bills	$0	$37,626	$0	$37,626
	$0	$972,644	$8,431	$981,075

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$375,786	$0	$0	$375,786

Total Investments	$375,786	$972,644	$8,431	$1,356,861

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	486	0	486
Over the counter	37	33,836	0	33,873
	$37	$34,322	$0	$34,359

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,752)	(57)	0	(6,809)
Over the counter	0	(6,265)	0	(6,265)
	$(6,752)	$(6,322)	$0	$(13,074)

Totals	$369,071	$1,000,644	$8,431	$1,378,146

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Schedule of Investments PIMCO StocksPLUS® Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 61.9%

BANK LOAN OBLIGATIONS 2.0%
Chrysler Group LLC
3.500% due 05/24/2017		$5,292	$5,260
Community Health Systems, Inc.
3.485% due 01/25/2017		4,289	4,274
H.J. Heinz Co.
3.500% due 06/05/2020		2,271	2,247
HCA, Inc.
2.654% due 02/02/2016		3,192	3,177
2.904% due 03/31/2017		6,484	6,449

Total Bank Loan Obligations (Cost $21,530)			21,407

CORPORATE BONDS & NOTES 30.2%

BANKING & FINANCE 18.0%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		2,400	2,409
Ally Financial, Inc.
2.434% due 12/01/2014		3,100	3,097
4.625% due 06/26/2015		1,400	1,423
8.300% due 02/12/2015		6,000	6,135
American Express Credit Corp.
5.375% due 10/01/2014	GBP	4,000	6,485
Bank of America Corp.
0.994% due 09/15/2026		$5,500	4,958
1.105% due 04/01/2019		9,400	9,460
1.303% due 03/22/2018		1,400	1,427
BB&T Corp.
1.094% due 06/15/2018		2,200	2,241
Bear Stearns Cos. LLC
5.300% due 10/30/2015		5,300	5,565
BNP Paribas S.A.
2.983% due 12/22/2014		4,500	4,526
BPCE S.A.
0.801% due 11/18/2016		1,300	1,305
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	11,400	14,725
CIT Group, Inc.
4.750% due 02/15/2015		$8,100	8,196
Citigroup, Inc.
0.747% due 05/31/2017	EUR	600	753
0.760% due 05/01/2017		$1,200	1,203
1.194% due 07/25/2016		5,000	5,054
4.750% due 05/19/2015		3,500	3,593
5.500% due 10/15/2014		800	801
Ford Motor Credit Co. LLC
1.483% due 05/09/2016		2,600	2,637
3.875% due 01/15/2015		1,100	1,111
3.984% due 06/15/2016		1,700	1,781
5.625% due 09/15/2015		1,200	1,255
7.000% due 04/15/2015		700	724
8.700% due 10/01/2014		4,800	4,800
General Motors Financial Co., Inc.
2.750% due 05/15/2016		2,600	2,624
Goldman Sachs Group, Inc.
5.125% due 01/15/2015		900	912
5.500% due 11/15/2014		2,100	2,113
HSBC USA, Inc.
2.375% due 02/13/2015		6,000	6,046
ING Bank NV
0.574% due 01/04/2016		1,900	1,902
International Lease Finance Corp.
8.625% due 09/15/2015		5,500	5,824
John Deere Capital Corp.
0.354% due 06/15/2015		5,000	5,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
0.855% due 02/26/2016	$4,300	$4,327
3.400% due 06/24/2015	3,200	3,267
JPMorgan Chase Bank N.A.
0.564% due 06/13/2016	700	700
Metropolitan Life Global Funding
0.764% due 07/15/2016	5,500	5,547
Morgan Stanley
0.714% due 10/15/2015	1,800	1,806
1.184% due 12/19/2014	8,300	8,318
1.514% due 04/25/2018	4,600	4,734
National Australia Bank Ltd.
0.513% due 06/30/2017	1,000	1,002
Navient LLC
3.875% due 09/10/2015	2,600	2,631
New York Life Global Funding
0.583% due 05/23/2016	5,700	5,731
Nomura Holdings, Inc.
5.000% due 03/04/2015	500	508
Royal Bank of Scotland Group PLC
5.050% due 01/08/2015	2,800	2,827
Toyota Motor Credit Corp.
0.384% due 09/18/2015	7,800	7,811
Wachovia Corp.
0.504% due 06/15/2017	2,200	2,203
0.604% due 10/15/2016	2,700	2,701
Wells Fargo & Co.
0.534% due 06/02/2017	11,200	11,210
0.692% due 04/22/2019	4,000	4,017

		189,431

INDUSTRIALS 7.8%
21st Century Fox America, Inc.
5.300% due 12/15/2014	5,600	5,658
AbbVie, Inc.
0.997% due 11/06/2015	8,975	9,040
Anheuser-Busch InBev Worldwide, Inc.
3.625% due 04/15/2015	3,300	3,357
Chesapeake Energy Corp.
3.484% due 04/15/2019	1,100	1,103
Cisco Systems, Inc.
0.284% due 09/03/2015	9,900	9,908
Daimler Finance North America LLC
0.584% due 03/10/2017	5,200	5,204
0.834% due 01/09/2015	2,000	2,003
1.250% due 01/11/2016	2,850	2,870
1.300% due 07/31/2015	1,200	1,208
DIRECTV Holdings LLC
3.550% due 03/15/2015	2,900	2,941
DISH DBS Corp.
6.625% due 10/01/2014	4,500	4,500
7.125% due 02/01/2016	200	213
Energy Transfer Partners LP
5.950% due 02/01/2015	5,000	5,083
General Mills, Inc.
0.534% due 01/29/2016	1,800	1,803
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	200	211
McKesson Corp.
0.634% due 09/10/2015	7,200	7,211
NBCUniversal Media LLC
3.650% due 04/30/2015	1,900	1,936
PepsiCo, Inc.
0.445% due 02/26/2016	5,700	5,713
SABMiller Holdings, Inc.
1.850% due 01/15/2015	1,500	1,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander Drive Auto Receivables Trust
4.125% due 02/09/2016		$1,896	$1,977
TCM Sub LLC
3.550% due 01/15/2015		4,800	4,841
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		1,700	1,848
Volkswagen International Finance NV
0.832% due 11/20/2014		2,100	2,102

			82,236

UTILITIES 4.4%
AT&T, Inc.
0.620% due 02/12/2016		7,200	7,219
Consolidated Natural Gas Co.
5.000% due 12/01/2014		2,515	2,520
Duke Energy Corp.
0.615% due 04/03/2017		4,000	4,016
Duke Energy Progress, Inc.
0.433% due 03/06/2017		6,100	6,112
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		3,700	3,769
8.125% due 02/04/2015	EUR	1,800	2,317
Verizon Communications, Inc.
1.764% due 09/15/2016		$19,400	19,899

			45,852

Total Corporate Bonds & Notes (Cost $317,657)			317,519

U.S. GOVERNMENT AGENCIES 7.9%
Fannie Mae
0.275% due 03/25/2034		494	492
0.405% due 05/25/2037		525	526
0.505% due 03/25/2037 - 07/25/2037		644	646
0.515% due 03/25/2037		381	383
0.535% due 07/25/2037		529	532
0.555% due 09/25/2035		788	792
0.565% due 09/25/2035		1,394	1,404
0.600% due 02/25/2037		693	695
0.785% due 05/25/2040		1,654	1,688
0.855% due 10/25/2037		1,910	1,939
0.875% due 06/25/2037		620	629
0.885% due 06/25/2040		6,026	6,117
0.895% due 03/25/2040		1,405	1,430
0.905% due 03/25/2038 - 01/25/2040		12,324	12,513
0.975% due 12/25/2039		784	799
1.055% due 07/25/2039		744	760
1.318% due 07/01/2044		102	105
1.979% due 11/01/2035		197	208
2.034% due 04/01/2035		710	748
2.475% due 05/01/2022		1	1
2.481% due 12/01/2033		121	130
4.246% due 11/01/2028		17	18
4.312% due 07/01/2028		11	12
4.367% due 11/01/2027		15	16
4.386% due 12/01/2036		548	583
4.415% due 04/01/2028		10	10
4.501% due 09/01/2034		365	390
4.524% due 11/01/2028		16	17
4.611% due 02/01/2027		2	2
5.000% due 12/01/2023 - 06/01/2040		620	675
5.500% due 10/01/2036 - 10/01/2044		351	391
5.626% due 08/01/2029		10	10

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/01/2017 - 11/01/2038	$3,095	$3,539
7.000% due 02/01/2015 - 03/01/2015	4	3
7.500% due 09/01/2015 - 05/01/2016	19	19
8.000% due 03/01/2030 - 07/01/2031	23	24
Freddie Mac
0.454% due 02/15/2037	51	51
0.484% due 02/15/2037	109	109
0.494% due 02/15/2037	312	313
0.554% due 06/15/2018	51	51
0.704% due 07/15/2041	4,354	4,399
0.724% due 06/15/2041	4,262	4,306
0.754% due 10/15/2037	214	216
0.764% due 07/15/2037	2,343	2,369
0.824% due 08/15/2037	2,046	2,071
0.854% due 08/15/2037	4,174	4,247
0.864% due 10/15/2037	877	890
0.874% due 05/15/2037 - 09/15/2037	4,685	4,769
0.904% due 08/15/2036	458	465
1.004% due 11/15/2039 - 12/15/2039	297	300
1.009% due 01/15/2038	1,205	1,229
1.318% due 02/25/2045	850	862
1.875% due 06/01/2022	4	4
2.221% due 06/01/2035	930	989
2.258% due 12/01/2022	7	7
2.487% due 07/01/2019	53	55
4.000% due 06/15/2038	922	936
5.000% due 12/01/2026 - 08/01/2041	493	546
6.000% due 03/01/2016 - 02/01/2034	842	960
6.500% due 10/25/2043	1,054	1,199
8.500% due 04/01/2025	2	2
Ginnie Mae
1.625% due 08/20/2022 - 04/20/2041	10,409	10,736
3.500% due 07/20/2018	36	37
NCUA Guaranteed Notes
0.606% due 10/07/2020	2,464	2,477

Total U.S. Government Agencies (Cost $81,348)		82,841

MORTGAGE-BACKED SECURITIES 5.4%
Banc of America Commercial Mortgage Trust
5.790% due 06/10/2049	4,000	4,341
Bank Mart
2.287% due 03/01/2019	132	106
BCAP LLC Trust
0.818% due 02/26/2047	10,900	10,173
Bear Stearns Adjustable Rate Mortgage Trust
2.504% due 04/25/2033	144	147
2.606% due 11/25/2034	974	943
2.625% due 01/25/2034	34	34
2.667% due 02/25/2033	35	33
2.759% due 01/25/2034	824	841
Bear Stearns ALT-A Trust
2.617% due 09/25/2035	329	288
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036	1,071	850
2.555% due 12/26/2046	587	452
Citigroup Mortgage Loan Trust, Inc.
2.500% due 10/25/2035	1,848	1,819

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.514% due 05/25/2035		$575	$577
Countrywide Alternative Loan Trust
0.335% due 05/25/2047		917	782
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		126	119
2.276% due 06/25/2032		19	14
4.834% due 06/25/2032		9	9
Granite Master Issuer PLC
0.354% due 12/20/2054		395	393
0.829% due 12/20/2054	GBP	414	670
Granite Mortgages PLC
0.581% due 01/20/2044	EUR	57	72
0.936% due 01/20/2044	GBP	47	76
0.946% due 09/20/2044		293	474
Greenpoint Mortgage Funding Trust
0.425% due 11/25/2045		$320	256
GSR Mortgage Loan Trust
0.505% due 01/25/2034		89	76
HarborView Mortgage Loan Trust
0.343% due 01/19/2038		1,998	1,721
Impac CMB Trust
0.915% due 10/25/2033		34	33
1.155% due 07/25/2033		580	546
Lehman Mortgage Trust
0.475% due 08/25/2036 ^		3,480	2,726
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		470	436
Prime Mortgage Trust
0.555% due 02/25/2019		1	1
0.555% due 02/25/2034		140	133
Resecuritization Mortgage Trust
0.404% due 04/26/2021		1	1
Structured Adjustable Rate Mortgage Loan Trust
2.486% due 09/25/2035		3,566	3,227
Structured Asset Mortgage Investments Trust
0.403% due 07/19/2035		834	782
0.435% due 02/25/2036		506	408
9.116% due 06/25/2029		256	270
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020		281	280
WaMu Mortgage Pass-Through Certificates Trust
0.425% due 12/25/2045		453	437
0.445% due 10/25/2045		257	247
0.475% due 01/25/2045		3,442	3,337
1.115% due 02/25/2046		2,495	2,386
1.315% due 11/25/2042		84	83
1.515% due 06/25/2042		325	317
1.926% due 02/27/2034		673	668
4.609% due 05/25/2037		10,085	9,702
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036		1,264	1,234
2.615% due 01/25/2035		503	506
2.615% due 04/25/2035		3,450	3,600

Total Mortgage-Backed Securities (Cost $55,541)			56,626

ASSET-BACKED SECURITIES 2.8%
ACE Securities Corp.
0.305% due 04/25/2036		1,391	1,252
AFC Home Equity Loan Trust
0.705% due 06/25/2028		192	168
Ally Auto Receivables Trust
0.200% due 10/15/2015		5,000	5,000
Chase Funding Trust
0.895% due 10/25/2032		119	113
Citigroup Mortgage Loan Trust, Inc.
0.215% due 07/25/2045		1,041	922

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.555% due 08/25/2034		$989	$925
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		221	208
Halcyon Structured Asset Management Long/Short Ltd.
0.462% due 08/07/2021		2,220	2,214
Harbourmaster CLO BV
0.458% due 10/25/2020	EUR	307	388
Landmark CDO Ltd.
0.509% due 07/15/2018		$217	217
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034		49	45
Panhandle-Plains Higher Education Authority, Inc.
1.365% due 10/01/2035		1,127	1,144
Residential Asset Mortgage Products Trust
0.665% due 06/25/2035		766	749
Residential Asset Securities Corp. Trust
0.425% due 04/25/2036		1,326	1,278
SLM Student Loan Trust
0.344% due 12/15/2023	EUR	3,352	4,191
0.354% due 06/17/2024		6,080	7,557
World Omni Automobile Lease Securitization Trust
0.200% due 10/09/2015		$3,100	3,100

Total Asset-Backed Securities (Cost $29,959)			29,471

SOVEREIGN ISSUES 2.9%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	200	260
Export-Import Bank of Korea
0.984% due 01/14/2017		$1,400	1,409
1.085% due 09/17/2016		8,400	8,487
Hydro-Quebec
0.393% due 09/29/2049 (c)		1,200	924
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015	EUR	3,800	4,781
Mexico Government International Bond
9.500% due 12/18/2014	MXN	201,000	15,185

Total Sovereign Issues (Cost $31,860)			31,046

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.7%

CERTIFICATES OF DEPOSIT 3.6%
Bank of Nova Scotia
0.371% due 10/02/2015		$8,400	8,401
Credit Suisse
0.475% due 03/31/2015		10,600	10,600
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		6,700	6,692
Natixis
0.574% due 05/11/2015		11,700	11,702

			37,395

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	67

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.8%
Ford Motor Credit Co.
0.620% due 01/06/2015	$500	$499
Glencore Funding LLC
0.690% due 10/03/2014	8,700	8,700
Kansas City Southern Railway
0.550% due 10/03/2014	5,400	5,400
Kansas City Southern Railway Co.
0.580% due 10/06/2014	4,900	4,899

		19,498

REPURCHASE AGREEMENTS (d) 0.1%
		818

SHORT-TERM NOTES 0.5%
Santander Drive Auto Receivables Trust
0.250% due 09/15/2015	5,800	5,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 4.1%
2.990% due 12/11/2014 - 03/05/2015 (b)	MXN	579,851	$42,836

SLOVENIA TREASURY BILLS 0.3%
0.932% due 03/12/2015 (b)	EUR	2,600	3,282

U.S. TREASURY BILLS 0.3%
0.044% due 01/08/2015 - 03/26/2015 (b)(f)(h)		$3,170	3,170

Total Short-Term Instruments (Cost $114,330)			112,799

Total Investments in Securities (Cost $652,225)			651,709

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 26.7%

SHORT-TERM INSTRUMENTS 26.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.7%
PIMCO Short-Term Floating NAV Portfolio III	28,132,162	$281,068

Total Short-Term Instruments (Cost $281,078)		281,068

Total Investments in Affiliates (Cost $281,078)		281,068

Total Investments 88.6% (Cost $933,303)		$932,777

Financial Derivative Instruments (e)(g) 4.8% (Cost or Premiums, net $(810))		50,048

Other Assets and Liabilities, net 6.6%		69,573

Net Assets 100.0%		$1,052,398

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$818	U.S. Treasury Notes 1.500% due 02/28/2019	$(835)	$818	$818

Total Repurchase Agreements						$(835)	$818	$818

(1)	Includes accrued interest.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
FOB	Fannie Mae	6.000%	10/01/2044	$3,000	$(3,383)	$(3,392)

Total Short Sales					$(3,383)	$(3,392)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$818	$0	$0	$0	$818	$(835)	$(17)

Master Securities Forward Transaction Agreement
FOB	0	0	0	(3,392)	(3,392)	0	(3,392)

Total Borrowings and Other Financing Transactions	$818	$0	$0	$(3,392)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,890.000	10/18/2014	52	$(163)	$(35)
Call - CBOE S&P 500 Index	2,025.000	10/18/2014	52	(57)	(13)

				$(220)	$(48)

Total Written Options				$(220)	$(48)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	273	$(153)	$0	$(7)
90-Day Eurodollar June Futures	Long	06/2016	186	(135)	0	(9)
90-Day Eurodollar March Futures	Long	03/2016	269	(90)	0	(13)
90-Day Eurodollar September Futures	Long	09/2016	31	(15)	0	(2)
E-mini S&P 500 Index December Futures	Long	12/2014	4,268	(3,838)	0	(917)
Euro-BTP Italy Government Bond December Futures	Long	12/2014	90	(2)	0	(2)
U.S. Treasury 10-Year Note December Futures	Short	12/2014	441	(7)	0	(7)

Total Futures Contracts				$(4,241)	$0	$(957)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	6.075%	09/21/2021	MXN	267,200	$154	$154	$154	$0

Total Swap Agreements						$154	$154	$154	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(f)	Securities with an aggregate market value of $1,520 and cash of $79 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $21,918 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability (1)			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$154	$154		$(48)		$(958)	$0	$(1,006)

(1)	Unsettled variation margin liability of $(1) for closed futures is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2014		EUR	147,774	$		197,744	$11,035	$0
	12/2014		GBP	5,029			8,122	0	(26)
	12/2014	$		1,385		MXN	18,277	0	(31)
	01/2015			23,331		JPY	2,550,000	0	(56)
	02/2015		JPY	40,000	$		374	8	0
	03/2015			800,075			7,470	163	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	69

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	11/2014	$		6,778		EUR	5,192	$0	$(219)
	12/2014		MXN	82,760	$		6,299	166	0
	12/2014	$		1,657		MXN	22,160	0	(15)
	01/2015		MXN	90,300	$		6,826	151	0
	02/2015			72,179			5,426	100	0
	03/2015			31,281			2,338	32	0
	06/2015	$		4,599		EUR	3,431	0	(256)

BRC	11/2014			24,451			18,595	0	(956)
	12/2014			27,892		JPY	3,050,000	0	(65)
	02/2015			366			40,000	0	(1)
	03/2015			7,325			800,000	0	(19)
	06/2015		EUR	4,327	$		5,761	283	0

CBK	11/2014		AUD	21,253			18,520	0	(45)
	11/2014	$		9,359		EUR	7,176	0	(293)
	12/2014		JPY	1,008,000	$		9,428	232	0
	02/2015		MXN	61,060			4,624	116	0

DUB	10/2014		JPY	446,300			4,182	113	0
	12/2014		MXN	90,928			6,915	180	0

FBF	11/2014	$		15,343		EUR	11,544	0	(757)
	12/2014		MXN	27,004	$		2,040	40	0
	01/2015		JPY	2,544,742			23,385	158	0
	06/2015		EUR	11,544			15,365	750	0
	06/2015	$		3,990		EUR	2,974	0	(225)

GLM	10/2014		JPY	810,616	$		7,787	396	0
	10/2014	$		1,681		MXN	21,926	0	(51)
	11/2014			69,947		EUR	55,327	156	(199)
	11/2014			799		JPY	87,418	0	(2)
	12/2014		MXN	96,260	$		7,279	149	0

HUS	11/2014		NZD	12,057			9,342	0	(40)
	11/2014	$		9,763		EUR	7,398	0	(416)

JPM	10/2014		JPY	810,900	$		7,642	248	0
	10/2014	$		18,997		JPY	2,067,816	0	(143)
	11/2014		JPY	2,067,816	$		19,001	143	0
	12/2014			1,136,000			10,650	286	0
	12/2014	$		2,873		MXN	37,644	0	(84)
	06/2015			2,222		EUR	1,662	0	(118)

MSB	10/2014		BRL	4,066	$		1,778	117	0
	10/2014	$		1,659		BRL	4,066	2	0

RBC	12/2014		MXN	10,892	$		813	9	(3)
	12/2014	$		7,072		GBP	4,367	4	0
	02/2015			3,730		MXN	49,289	0	(91)

SOG	12/2014		MXN	225,047	$		17,123	447	0
	06/2015	$		10,456		EUR	7,804	0	(576)

UAG	10/2014		BRL	4,066	$		1,659	0	(2)
	10/2014	$		1,730		BRL	4,066	0	(69)
	11/2014		BRL	4,066	$		1,715	68	0
	12/2014		JPY	906,000			8,494	227	0

Total Forward Foreign Currency Contracts								$15,779	$(4,758)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
GST	Put - OTC S&P 500 Index	1,890.000	10/17/2014	$ 2	$ 9	$ 16
	Call - OTC S&P 500 Index	2,025.000	10/17/2014	5	68	13

JPM	Put - OTC S&P 500 Index	1,890.000	10/17/2014	3	17	17

					$ 94	$ 46

Total Purchased Options					$ 94	$ 46

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	$12,800	$ (19)	$(21)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	600	$(33)	$(17)
DUB	Put - OTC AUD versus USD	$	0.855	10/30/2014	AUD	6,797	(27)	(27)

							$(60)	$(44)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,700	$(15)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,900	(44)	(1)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	0

						$(66)	$(2)

Total Written Options						$(145)	$(67)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	176	$8,200	AUD	0	EUR	17,000	$(491)
Sales	60,330	12,800		6,797		0	(3,538)
Closing Buys	(60,402)	0		0		0	3,545
Expirations	0	0		0		(17,000)	119
Exercised	0	0		0		0	0

Balance at End of Period	104	$21,000	AUD	6,797	EUR	0	$(365)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	$ 100	$31	$2	$33	$0
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	100	13	(3)	10	0

							$44	$(1)	$43	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2019	0.968%	$	2,200	$(39)	$43	$4	$0

BPS	General Electric Capital Corp.	1.000%	12/20/2015	0.275%		11,900	(497)	606	109	0

BRC	Italy Government International Bond	1.000%	12/20/2019	1.031%		10,900	11	3	14	0

CBK	MetLife, Inc.	1.000%	12/20/2014	0.081%		300	(5)	5	0	0
	Rosneft Oil Co. Via Rosneft International Finance Ltd.	1.000%	03/20/2015	2.449%		4,600	(35)	5	0	(30)

DUB	China Government International Bond	1.000%	09/20/2015	0.223%		1,100	13	(4)	9	0
	China Government International Bond	1.000%	09/20/2016	0.342%		1,100	12	3	15	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		1,900	(31)	37	6	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		700	(13)	14	1	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		7,200	(167)	184	17	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		12,400	(5)	113	108	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.119%		7,700	90	(21)	69	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	71

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	MetLife, Inc.	1.000%	12/20/2014	0.081%	$	1,200	$(19)	$21	$2	$0

GST	Mexico Government International Bond	1.000%	09/20/2015	0.297%		4,500	32	(1)	31	0
	Michigan State General Obligation Notes, Series 2003	0.440%	03/20/2018	0.343%		1,400	0	5	5	0

HUS	Italy Government International Bond	1.000%	03/20/2019	0.931%		1,900	(32)	38	6	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%	EUR	12,200	(311)	358	47	0

JPM	Italy Government International Bond	1.000%	12/20/2019	1.031%	$	7,400	4	2	6	0

MYC	Italy Government International Bond	1.000%	03/20/2019	0.931%		1,100	(18)	22	4	0

RYL	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		10,300	(128)	212	84	0

							$(1,138)	$1,645	$537	$(30)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	193	$0	$3	$3	$0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015		94	11	(10)	1	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		386	0	5	5	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015		4,324	544	(467)	77	0

						$555	$(469)	$86	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	S&P 500 Total Return Index	74,948	3-Month USD-LIBOR plus a specified spread	04/28/2015	$253,303		$15,614	$15,614	$0

DUB	Receive	S&P 500 Total Return Index	100,775	3-Month USD-LIBOR plus a specified spread	03/31/2015	338,226		23,650	23,650	0

								$39,264	$39,264	$0

Total Swap Agreements							$(539)	$40,439	$39,930	$(30)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(h)	Securities with an aggregate market value of $1,360 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$11,206	$0	$37	$11,243	$(113)	$(17)	$0	$(130)	$11,113	$(10,160)	$953
BPS	449	0	15,723	16,172	(490)	0	0	(490)	15,682	(16,570)	(888)
BRC	283	0	24	307	(1,041)	0	0	(1,041)	(734)	580	(154)
CBK	348	0	0	348	(338)	(2)	(30)	(370)	(22)	0	(22)
DUB	293	0	23,875	24,168	0	(27)	0	(27)	24,141	(25,190)	(1,049)
FBF	948	0	2	950	(982)	0	0	(982)	(32)	0	(32)
GLM	701	0	0	701	(252)	0	0	(252)	449	(270)	179
GST	0	29	39	68	0	(21)	0	(21)	47	510	557
HUS	0	0	53	53	(456)	0	0	(456)	(403)	270	(133)
JPM	677	17	12	706	(345)	0	0	(345)	361	(260)	101
MSB	119	0	0	119	0	0	0	0	119	0	119
MYC	0	0	81	81	0	0	0	0	81	(20)	61
RBC	13	0	0	13	(94)	0	0	(94)	(81)	0	(81)
RYL	0	0	84	84	0	0	0	0	84	(60)	24
SOG	447	0	0	447	(576)	0	0	(576)	(129)	0	(129)
UAG	295	0	0	295	(71)	0	0	(71)	224	0	224

Total Over the Counter	$15,779	$46	$39,930	$55,755	$(4,758)	$(67)	$(30)	$(4,855)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$154	$154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,779	$0	$15,779
Purchased Options	0	0	46	0	0	46
Swap Agreements	0	666	39,264	0	0	39,930

	$0	$666	$39,310	$15,779	$0	$55,755

	$0	$666	$39,310	$15,779	$154	$55,909

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$48	$0	$0	$48
Futures	0	0	917	0	41	958

	$0	$0	$965	$0	$41	$1,006

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,758	$0	$4,758
Written Options	0	21	0	44	2	67
Swap Agreements	0	30	0	0	0	30

	$0	$51	$0	$4,802	$2	$4,855

	$0	$51	$965	$4,802	$43	$5,861

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	73

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

September 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$620	$0	$0	$620
Futures	0	0	34,624	0	(47)	34,577
Swap Agreements	0	0	0	0	402	402

	$0	$0	$35,244	$0	$355	$35,599

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,810	$0	$2,810
Written Options	0	0	199	0	119	318
Swap Agreements	0	234	0	0	0	234

	$0	$234	$199	$2,810	$119	$3,362

	$0	$234	$35,443	$2,810	$474	$38,961

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$200	$0	$0	$200
Futures	0	0	(8,360)	0	34	(8,326)
Swap Agreements	0	0	0	0	(178)	(178)

	$0	$0	$(8,160)	$0	$(144)	$(8,304)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,729	$0	$12,729
Purchased Options	0	0	(48)	0	0	(48)
Written Options	0	(2)	0	14	(114)	(102)
Swap Agreements	0	7	36,561	0	0	36,568

	$0	$5	$36,513	$12,743	$(114)	$49,147

	$0	$5	$28,353	$12,743	$(258)	$40,843

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$21,407	$0	$21,407
Corporate Bonds & Notes
Banking & Finance	0	189,431	0	189,431
Industrials	0	82,236	0	82,236
Utilities	0	45,852	0	45,852
U.S. Government Agencies	0	82,841	0	82,841
Mortgage-Backed Securities	0	56,068	558	56,626
Asset-Backed Securities	0	29,471	0	29,471
Sovereign Issues	0	31,046	0	31,046
Short-Term Instruments
Certificates of Deposit	0	37,395	0	37,395
Commercial Paper	0	19,498	0	19,498
Repurchase Agreements	0	818	0	818
Short-Term Notes	0	5,800	0	5,800
Mexico Treasury Bills	0	42,836	0	42,836
Slovenia Treasury Bills	0	3,282	0	3,282
U.S. Treasury Bills	0	3,170	0	3,170
	$0	$651,151	$558	$651,709

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$281,068	$0	$0	$281,068

Total Investments	$281,068	$651,151	$558	$932,777

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,392)	$0	$(3,392)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	154	0	154
Over the counter	17	55,738	0	55,755
	$17	$55,892	$0	$55,909

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(957)	(48)	0	(1,005)
Over the counter	0	(4,855)	0	(4,855)
	$(957)	$(4,903)	$0	$(5,860)

Totals	$280,128	$698,748	$558	$979,434

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.2%

BANK LOAN OBLIGATIONS 0.4%
Chrysler Group LLC
3.500% due 05/24/2017		$1,800	$1,789
Community Health Systems, Inc.
3.485% due 01/25/2017		399	398
HCA, Inc.
2.904% due 03/31/2017		2,593	2,579

Total Bank Loan Obligations (Cost $4,774)			4,766

CORPORATE BONDS & NOTES 24.1%

BANKING & FINANCE 15.0%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		2,450	2,395
3.750% due 05/15/2019		2,200	2,137
Ally Financial, Inc.
2.434% due 12/01/2014		3,500	3,496
2.750% due 01/30/2017		700	688
4.625% due 06/26/2015		4,300	4,371
5.500% due 02/15/2017		4,300	4,483
6.250% due 12/01/2017		800	860
6.750% due 12/01/2014		5,100	5,139
8.300% due 02/12/2015		2,400	2,454
American International Group, Inc.
5.050% due 10/01/2015		500	522
8.250% due 08/15/2018		1,400	1,712
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	1,993
Banco do Brasil S.A.
3.875% due 10/10/2022		1,200	1,116
Banco Santander Brasil S.A.
4.250% due 01/14/2016		400	415
4.500% due 04/06/2015		500	507
Banco Santander Chile
1.834% due 01/19/2016		1,000	1,012
Bank of America Corp.
0.564% due 08/15/2016		100	99
3.750% due 07/12/2016		2,400	2,506
4.500% due 04/01/2015		3,600	3,670
5.750% due 12/12/2014	GBP	1,800	2,946
Bank of Montreal
2.850% due 06/09/2015		$100	102
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.644% due 03/10/2017		5,800	5,820
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	5,600	11,752
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	210
6.500% due 03/10/2021		200	219
6.750% due 09/30/2022		1,200	1,347
7.250% due 04/22/2020		500	569
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,400	1,585
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	1,400	1,809
CIT Group, Inc.
4.250% due 08/15/2017		$5,200	5,265
4.750% due 02/15/2015		14,500	14,672
5.000% due 05/15/2017		400	411
5.250% due 03/15/2018		700	723
5.500% due 02/15/2019		1,400	1,466
Citigroup, Inc.
0.502% due 06/09/2016		10,600	10,547
0.914% due 11/15/2016		5,900	5,936
3.953% due 06/15/2016		600	630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.450% due 01/10/2017		$200	$213
4.750% due 05/19/2015		6,200	6,365
E*TRADE Financial Corp.
6.000% due 11/15/2017		700	725
Eksportfinans ASA
2.000% due 09/15/2015		900	901
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		2,700	2,724
4.207% due 04/15/2016		1,100	1,151
7.000% due 04/15/2015		5,500	5,690
8.700% due 10/01/2014		3,000	3,000
General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,950	1,968
4.750% due 08/15/2017		1,600	1,688
Goldman Sachs Group, Inc.
0.632% due 07/22/2015		1,400	1,402
ILFC E-Capital Trust
6.250% due 12/21/2065		1,800	1,773
International Lease Finance Corp.
5.750% due 05/15/2016		1,175	1,230
6.750% due 09/01/2016		2,300	2,490
8.625% due 09/15/2015		1,400	1,482
8.750% due 03/15/2017		1,600	1,788
Intesa Sanpaolo SpA
3.125% due 01/15/2016		4,600	4,707
JPMorgan Chase & Co.
3.150% due 07/05/2016		1,800	1,863
3.450% due 03/01/2016		700	725
JPMorgan Chase Bank N.A.
5.375% due 09/28/2016	GBP	2,700	4,683
6.000% due 10/01/2017		$2,800	3,133
Korea Exchange Bank
3.125% due 06/26/2017		1,600	1,657
LeasePlan Corp. NV
3.000% due 10/23/2017		1,300	1,334
Morgan Stanley
6.000% due 04/28/2015		1,500	1,546
MUFG Union Bank N.A.
0.638% due 05/05/2017		3,400	3,410
Navient LLC
3.875% due 09/10/2015		1,425	1,442
6.250% due 01/25/2016		3,058	3,182
PKO Finance AB
4.630% due 09/26/2022		500	521
Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	515
Rabobank Group
0.515% due 11/23/2016		5,800	5,803
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		700	803
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,000	1,017
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		200	202
Springleaf Finance Corp.
5.750% due 09/15/2016		200	208
6.900% due 12/15/2017		700	745
State Bank of India
4.500% due 10/23/2014		400	401
4.500% due 07/27/2015		1,000	1,027
Tri-Command Military Housing LLC
5.383% due 02/15/2048		2,074	1,851

			180,949

INDUSTRIALS 6.3%
AbbVie, Inc.
0.997% due 11/06/2015		10,000	10,073

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ArcelorMittal
9.500% due 02/15/2015		$1,000	$1,030
Baxter International, Inc.
0.405% due 12/11/2014		3,000	3,001
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,776
Daimler Finance North America LLC
0.834% due 01/09/2015		3,700	3,705
DISH DBS Corp.
7.125% due 02/01/2016		4,800	5,100
7.750% due 05/31/2015		1,200	1,243
Gilead Sciences, Inc.
2.400% due 12/01/2014		3,000	3,011
HCA, Inc.
3.750% due 03/15/2019		3,100	3,038
Johnson & Johnson
0.308% due 11/28/2016		8,900	8,920
Kansas City Southern de Mexico S.A. de C.V.
0.935% due 10/28/2016		600	604
KazMunayGas National Co. JSC
11.750% due 01/23/2015		1,900	1,960
Kraft Foods Group, Inc.
1.625% due 06/04/2015		2,721	2,742
McKesson Corp.
0.634% due 09/10/2015		7,000	7,011
MGM Resorts International
7.500% due 06/01/2016		1,100	1,177
7.625% due 01/15/2017		400	436
President and Fellows of Harvard College
6.000% due 01/15/2019		400	465
Rockies Express Pipeline LLC
3.900% due 04/15/2015		400	400
Rohm & Haas Co.
6.000% due 09/15/2017		115	129
STATS ChipPAC Ltd.
4.500% due 03/20/2018		600	601
Transocean, Inc.
4.950% due 11/15/2015		200	208
UnitedHealth Group, Inc.
4.875% due 03/15/2015		3,610	3,683
Unitymedia Hessen GmbH & Co. KG
5.750% due 01/15/2023	EUR	3,500	4,776
7.500% due 03/15/2019		1,500	2,009
Viacom, Inc.
4.250% due 09/15/2015		$2,500	2,587
Volkswagen International Finance NV
0.832% due 11/20/2014		4,000	4,003
Woodside Finance Ltd.
4.500% due 11/10/2014		700	703

			75,391

UTILITIES 2.8%
Petrobras Global Finance BV
2.000% due 05/20/2016		9,000	9,022
Rosneft Finance S.A.
6.625% due 03/20/2017		300	310
Shell International Finance BV
0.303% due 11/10/2015		2,500	2,502
0.444% due 11/15/2016		2,100	2,107
Sprint Communications, Inc.
6.000% due 12/01/2016		4,975	5,242
Verizon Communications, Inc.
0.433% due 03/06/2015		900	901
1.764% due 09/15/2016		5,200	5,334
1.984% due 09/14/2018		3,400	3,585
2.500% due 09/15/2016		2,600	2,669

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	75

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 09/14/2018	$2,100	$2,214

		33,886

Total Corporate Bonds & Notes (Cost $289,164)		290,226

MUNICIPAL BONDS & NOTES 1.7%

CALIFORNIA 0.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	143
6.918% due 04/01/2040	1,100	1,488
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	143
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	124
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	600	728
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	555

		3,181

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	300	371
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	239

		610

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	500	573

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	138

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,388

NEW YORK 1.0%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	112
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,800	5,570
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,203
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.555% due 11/15/2028	4,900	4,900

		11,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	$200	$225

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,557
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	548

		2,105

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	530	451

Total Municipal Bonds & Notes (Cost $17,857)		20,456

U.S. GOVERNMENT AGENCIES 11.3%
Fannie Mae
0.215% due 12/25/2036	55	53
0.505% due 07/25/2037 - 03/25/2044	379	379
0.535% due 07/25/2037	169	170
0.555% due 09/25/2035	233	235
0.565% due 09/25/2035	421	424
0.875% due 08/28/2017 - 10/26/2017 (h)	18,300	18,135
0.875% due 06/25/2037	566	574
0.885% due 06/25/2040	996	1,011
0.895% due 03/25/2040	452	461
0.905% due 01/25/2040	1,579	1,602
1.125% due 04/27/2017 (h)	600	603
1.250% due 01/30/2017 (h)	700	707
1.318% due 07/01/2044	32	33
2.202% due 05/25/2035	23	24
2.260% due 08/01/2033	29	31
2.310% due 08/01/2022	100	98
2.330% due 09/01/2033	87	91
2.542% due 01/01/2036	62	67
2.838% due 06/01/2033	197	200
2.960% due 05/01/2022	4,076	4,151
2.979% due 05/01/2036	3	4
3.156% due 05/01/2022	1,077	1,120
3.750% due 07/25/2042	4,522	4,328
4.000% due 09/01/2020 - 07/01/2025	755	802
4.386% due 12/01/2036	19	20
4.500% due 02/01/2020 - 11/01/2044	35,663	38,451
4.501% due 07/01/2019 - 09/01/2034	1,229	1,348
5.000% due 05/11/2017 (h)	100	110
5.000% due 07/01/2024 - 11/01/2044	22,735	25,095
5.375% due 06/12/2017 (h)	1,100	1,228
5.500% due 01/01/2021 - 11/01/2044	7,450	8,288
6.000% due 08/01/2036 - 02/01/2038	353	400
6.500% due 10/01/2035 - 10/01/2036	224	255
FDIC Structured Sale Guaranteed Notes
0.653% due 11/29/2037	544	543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.724% due 06/15/2041		$284	$287
0.854% due 08/15/2037		335	341
0.864% due 10/15/2037		75	76
0.874% due 05/15/2037 - 09/15/2037		377	384
1.000% due 03/08/2017 (h)		2,900	2,909
1.318% due 02/25/2045		29	30
2.250% due 02/01/2024		5	5
2.355% due 03/01/2034		151	162
4.000% due 06/15/2038		775	787
4.500% due 03/01/2029 - 11/01/2044		9,126	9,822
5.000% due 07/01/2035 - 10/01/2044		3,634	4,003
5.500% due 08/15/2030 - 07/01/2038		113	126
Ginnie Mae
1.625% due 03/20/2027		2	2
5.000% due 04/15/2036 - 09/15/2039		4,951	5,471
8.000% due 02/15/2030		1	1
Small Business Administration
5.520% due 06/01/2024		321	349

Total U.S. Government Agencies (Cost $135,165)			135,796

U.S. TREASURY OBLIGATIONS 6.5%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (h)(j)		9,790	9,576
0.125% due 07/15/2022 (h)(j)		6,631	6,480
0.375% due 07/15/2023 (h)		11,896	11,782
0.625% due 07/15/2021 (h)		529	540
1.125% due 01/15/2021 (h)(j)		980	1,029
1.250% due 07/15/2020 (h)(j)		874	929
1.750% due 01/15/2028		3,184	3,552
2.000% due 01/15/2026 (h)(j)		3,361	3,832
2.375% due 01/15/2025		11,502	13,492
2.375% due 01/15/2027 (g)		15,240	18,069
2.500% due 01/15/2029		4,328	5,291
3.625% due 04/15/2028		147	200
3.875% due 04/15/2029		2,029	2,869
U.S. Treasury Notes
0.625% due 08/31/2017 (h)		200	197

Total U.S. Treasury Obligations (Cost $82,094)			77,838

MORTGAGE-BACKED SECURITIES 5.2%
American Home Mortgage Investment Trust
2.332% due 02/25/2045		104	105
Arran Residential Mortgages Funding PLC
1.598% due 05/16/2047	EUR	575	734
Banc of America Commercial Mortgage Trust
5.634% due 04/10/2049		$131	131
5.920% due 05/10/2045		400	423
Banc of America Funding Trust
2.631% due 05/25/2035		128	132
2.826% due 01/20/2047 ^		188	146
BCRR Trust
5.858% due 07/17/2040		459	483
Bear Stearns Adjustable Rate Mortgage Trust
2.504% due 04/25/2033		1	1
2.625% due 01/25/2034		2	2
2.759% due 01/25/2034		57	59
Bear Stearns ALT-A Trust
2.555% due 05/25/2035		539	529
2.617% due 09/25/2035		120	105

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Commercial Mortgage Securities Trust
5.405% due 12/11/2040		$1,599	$1,656
Chaseflex Trust
0.455% due 07/25/2037		951	822
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041		731	731
Citigroup Mortgage Loan Trust, Inc.
2.514% due 10/25/2035		52	52
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.400% due 07/15/2044		1,712	1,759
Countrywide Alternative Loan Trust
0.275% due 06/25/2036		5,851	4,982
0.335% due 05/25/2047		290	247
6.000% due 10/25/2033		19	20
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036		55	51
2.469% due 02/20/2035		403	401
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		82	88
5.460% due 09/15/2039		4,284	4,556
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^		2,980	2,926
First Horizon Mortgage Pass-Through Trust
2.612% due 08/25/2035		161	153
Granite Master Issuer PLC
0.187% due 12/20/2054	EUR	677	853
0.354% due 12/20/2054		$99	98
0.749% due 12/20/2054	GBP	2,545	4,114
0.829% due 12/20/2054		1,302	2,108
Granite Mortgages PLC
0.581% due 01/20/2044	EUR	16	20
0.936% due 01/20/2044	GBP	16	26
0.946% due 09/20/2044		98	158
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$43	43
GSR Mortgage Loan Trust
2.216% due 06/25/2034		95	95
4.858% due 11/25/2035 ^		442	411
5.002% due 11/25/2035		151	150
6.000% due 03/25/2032		1	1
6.000% due 03/25/2037		64	59
Impac CMB Trust
1.155% due 07/25/2033		37	34
IndyMac Mortgage Loan Trust
0.775% due 06/25/2034		521	496
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		1,230	1,326
5.439% due 01/15/2049		4,583	4,973
JPMorgan Mortgage Trust
2.502% due 08/25/2034		1,746	1,749
2.607% due 07/25/2035		2,136	2,142
5.269% due 11/25/2035		288	277
5.750% due 01/25/2036 ^		68	64
Lanark Master Issuer PLC
1.635% due 12/22/2054		3,018	3,058
LB Commercial Mortgage Trust
6.056% due 07/15/2044		4,452	4,898
Leek Finance PLC
0.453% due 12/21/2038		1,585	1,643
0.846% due 12/21/2037	GBP	64	109
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		$137	127
0.405% due 11/25/2035		99	97
1.832% due 12/25/2032		3	4
1.966% due 01/25/2029		7	7
2.469% due 02/25/2035		2,064	2,086

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		$200	$217
Morgan Stanley Capital Trust
5.380% due 11/14/2042		1,775	1,820
5.439% due 02/12/2044		296	296
5.610% due 04/15/2049		86	86
Prime Mortgage Trust
0.555% due 02/25/2034		20	18
Residential Accredit Loans, Inc. Trust
0.340% due 08/25/2036		1,261	981
5.500% due 01/25/2035		2,864	2,911
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		39	42
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	16	19
Structured Adjustable Rate Mortgage Loan Trust
2.530% due 08/25/2035		$117	111
Structured Asset Mortgage Investments Trust
0.403% due 07/19/2035		259	243
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035		623	593
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		1,000	894
WaMu Mortgage Pass-Through Certificates Trust
0.445% due 10/25/2045		55	53
1.115% due 02/25/2046		196	187
1.315% due 11/25/2042		27	27
1.515% due 08/25/2042		19	18
1.926% due 02/27/2034		22	22
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036		1,426	1,392
2.615% due 01/25/2035		182	183
2.615% due 03/25/2036		234	234

Total Mortgage-Backed Securities (Cost $61,824)			62,867

ASSET-BACKED SECURITIES 3.4%
Access Group, Inc.
1.534% due 10/27/2025		720	725
Ally Auto Receivables Trust
0.200% due 10/15/2015		5,200	5,200
Amortizing Residential Collateral Trust
0.735% due 07/25/2032		18	17
Asset-Backed Securities Corp. Home Equity Loan Trust
0.795% due 07/25/2035		300	274
Countrywide Asset-Backed Certificates
0.295% due 02/25/2037		1,578	1,521
0.635% due 12/25/2031		49	39
5.530% due 04/25/2047		3,820	3,739
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		11	10
Fremont Home Loan Trust
0.215% due 01/25/2037		11	5
GM Financial Leasing Trust
0.250% due 09/21/2015		2,800	2,800
Hillmark Funding
0.484% due 05/21/2021		909	901
JPMorgan Mortgage Acquisition Trust
0.365% due 03/25/2037		5,048	4,470
Long Beach Mortgage Loan Trust
0.535% due 08/25/2045		13,000	12,166
0.715% due 10/25/2034		12	11
Nob Hill CLO Ltd.
0.484% due 08/15/2018		139	139
SLM Private Education Loan Trust
3.404% due 05/16/2044		244	259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.344% due 12/15/2023	EUR	989	$1,237
SpringCastle America Funding LLC
2.700% due 05/25/2023 (a)		$6,000	5,997
Structured Asset Securities Corp. Mortgage Loan Trust
0.475% due 05/25/2037		1,689	1,538
Wood Street CLO BV
0.657% due 11/22/2021	EUR	232	292

Total Asset-Backed Securities (Cost $40,232)			41,340

SOVEREIGN ISSUES 9.4%
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,200	2,319
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	19,800	25,395
2.250% due 05/15/2016		2,000	2,603
2.750% due 12/01/2015		5,500	7,149
3.000% due 11/01/2015		300	390
3.750% due 08/01/2015		1,500	1,949
3.750% due 04/15/2016		2,900	3,854
3.750% due 08/01/2016		900	1,206
4.500% due 07/15/2015		5,400	7,051
4.750% due 05/01/2017		15,700	21,976
5.250% due 08/01/2017		5,200	7,425
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		500	629
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	311
Mexico Government International Bond
9.500% due 12/18/2014	MXN	134,000	10,124
Province of Ontario
1.100% due 10/25/2017		$300	298
1.650% due 09/27/2019		900	882
5.500% due 06/02/2018	CAD	100	101
Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,802
Spain Government International Bond
3.150% due 01/31/2016	EUR	300	394
3.300% due 07/30/2016		1,800	2,399
3.750% due 10/31/2015		9,700	12,720
4.250% due 10/31/2016		1,400	1,912

Total Sovereign Issues (Cost $120,535)			112,889

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Wells Fargo & Co.
7.500% due 12/31/2049 (e)		6,450	7,758

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		40,000	0

Total Convertible Preferred Securities (Cost $8,369)			7,758

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.6%

CERTIFICATES OF DEPOSIT 3.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.081% due 05/16/2016		$2,500	2,509

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	77

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of Nova Scotia
0.000% due 02/10/2015	CAD	11,800	$10,491
Credit Suisse
0.465% due 03/17/2015		$800	800
0.643% due 12/07/2015		4,400	4,405
Intesa Sanpaolo SpA
1.650% due 04/07/2015		10,500	10,552
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		7,700	7,691
Royal Bank of Canada
1.370% due 05/07/2015	CAD	11,000	9,828

			46,276

COMMERCIAL PAPER 0.5%
NiSource Finance Corp.
0.620% due 10/01/2014		$6,100	6,100

GREECE TREASURY BILLS 0.5%
2.474% due 11/07/2014 - 11/14/2014 (c)	EUR	4,800	6,047

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 2.0%
0.000% due 01/08/2015 (c)	JPY	2,650,000	$24,162

MEXICO TREASURY BILLS 3.7%
2.946% due 11/13/2014 - 03/05/2015 (c)	MXN	606,715	44,829

U.S. TREASURY BILLS 0.0%
0.051% due 10/09/2014 - 10/16/2014 (c)(h)		$112	112

Total Short-Term Instruments (Cost $129,864)			127,526

Total Investments in Securities (Cost $889,878)			881,462

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.7%

SHORT-TERM INSTRUMENTS 31.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.7%
PIMCO Short-Term Floating NAV Portfolio	2,004	$20
PIMCO Short-Term Floating NAV Portfolio III	38,126,646	380,923

Total Short-Term Instruments (Cost $380,954)		380,943

Total Investments in Affiliates (Cost $380,954)		380,943

Total Investments 104.9% (Cost $1,270,832)		$1,262,405

Financial Derivative Instruments (f)(i) 3.7% (Cost or Premiums, net $(396))		44,383

Other Assets and Liabilities, net (8.6%)		(103,128)

Net Assets 100.0%		$1,203,660

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of September 30, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended September 30, 2014 was $27,995 at a weighted average interest rate of (0.247%).

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,890.000	10/18/2014	53	$(166)	$ (36)
Call - CBOE S&P 500 Index	2,025.000	10/18/2014	53	(58)	(13)

				$(224)	$ (49)

Total Written Options				$(224)	$ (49)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	1,551	$(5)	$0	$(39)
90-Day Eurodollar June Futures	Long	06/2016	584	12	0	(29)
90-Day Eurodollar September Futures	Long	09/2016	128	(59)	0	(6)
E-mini S&P 500 Index December Futures	Long	12/2014	6,220	(5,669)	0	(1,244)
U.S. Treasury 5-Year Note December Futures	Long	12/2014	75	(21)	0	(4)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	1,147	(805)	0	(143)

Total Futures Contracts				$(6,547)	$0	$(1,465)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$10,800	$176	$21	$12	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	4,800	$(58)	$(52)	$0	$(1)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		1,700	12	9	0	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		21,200	1,712	785	116	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		34,800	(2,421)	(4,928)	209	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	1,400	3	0	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		89,600	79	(4)	6	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		14,000	27	(3)	1	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		88,000	(224)	(180)	10	0

						$(870)	$(4,373)	$342	$(1)

Total Swap Agreements						$(694)	$(4,352)	$354	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(g)	Securities with an aggregate market value of $1,716 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(h)	Securities with an aggregate market value of $36,218 and cash of $1,326 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$354	$354	$(49)	$(1,469)	$(1)	$(1,519)

(1)	Unsettled variation margin liability of $(4) for closed futures is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	1,117	$		1,014	$17	$0
	10/2014	$		2,558		EUR	1,976	0	(63)
	11/2014		MXN	29,415	$		2,235	51	0
	05/2015		CAD	10,852			9,887	246	0
	06/2015		EUR	4,186			5,691	392	0
	06/2016			11,782			16,131	1,043	0
	06/2016	$		690		EUR	511	0	(36)

BPS	10/2014			1,920			1,454	0	(83)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	79

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2014		MXN	88,216	$		6,688	$154	$0
	12/2014	$		1,462		MXN	19,553	0	(14)
	01/2015		MXN	166,472	$		12,562	260	0
	02/2015			100,560			7,572	151	0
	03/2015			32,367			2,419	34	0
	06/2015		EUR	1,882			2,552	170	0
	06/2015	$		2,786		EUR	2,078	0	(155)

BRC	10/2014			8,447			6,442	0	(310)
	12/2014		GBP	19,122	$		30,757	0	(224)
	12/2014	$		8,682		MXN	114,353	0	(212)
	06/2015		EUR	4,025	$		5,424	328	0
	06/2016			2,227			3,062	209	0

CBK	10/2014			98,030			129,245	5,428	0
	10/2014	$		7,305		EUR	5,612	0	(217)
	12/2014		MXN	14,674	$		1,113	26	0
	12/2014	$		4,434		GBP	2,719	0	(29)
	02/2015		CAD	11,687	$		10,669	266	0
	06/2015		EUR	2,736			3,740	276	0

DUB	10/2014		JPY	435,700			4,083	110	0
	06/2016		EUR	1,223			1,675	108	0
	06/2016	$		2,553		EUR	1,889	0	(134)

FBF	10/2014			3,010			2,283	0	(126)
	11/2014		MXN	120,572	$		9,156	209	0
	11/2014	$		5,811		EUR	4,372	0	(287)
	12/2014		MXN	136,379	$		10,349	248	0
	01/2015		JPY	2,644,539			24,302	164	0
	06/2015		EUR	7,809			10,484	598	0

GLM	10/2014		JPY	1,177,086			11,307	575	0
	10/2014	$		1,883		EUR	1,461	0	(38)
	10/2014			2,876		MXN	37,606	0	(80)
	11/2014		MXN	12,112	$		918	18	0
	12/2014			35,364			2,687	67	0
	06/2015	$		28,148		EUR	21,001	0	(1,561)

HUS	10/2014			3,783			2,906	0	(112)

JPM	10/2014		JPY	537,100	$		5,061	164	0
	10/2014	$		19,751		JPY	2,149,886	0	(149)
	11/2014		JPY	2,149,886	$		19,756	149	0
	12/2014		MXN	111,670			8,490	222	0
	12/2014	$		2,774		MXN	36,346	0	(81)
	06/2015			4,166		EUR	3,116	0	(221)

MSB	10/2014		BRL	4,148	$		1,814	119	0
	10/2014	$		1,692		BRL	4,148	2	0
	06/2015		EUR	3,165	$		4,339	332	0
	06/2016			3,127			4,301	297	0

NAB	06/2015			2,392			3,253	225	0
	06/2016			6,803			9,341	627	0
	07/2016			8,443			11,454	624	0

RBC	02/2015	$		4,319		MXN	57,073	0	(106)

UAG	10/2014		BRL	4,148	$		1,692	0	(2)
	10/2014	$		1,765		BRL	4,148	0	(70)
	10/2014			97,071		EUR	75,896	0	(1,210)
	11/2014		BRL	4,148	$		1,749	70	0
	11/2014		EUR	75,896			97,091	1,210	0

Total Forward Foreign Currency Contracts								$15,189	$(5,520)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
GST	Call - OTC S&P 500 Index	2,025.000	10/17/2014	$	5	$69	$12

JPM	Put - OTC S&P 500 Index	1,890.000	10/17/2014		5	32	32

						$101	$44

Total Purchased Options						$101	$44

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	600	$(33)	$(17)

DUB	Put - OTC AUD versus USD	$	0.855	10/30/2014	AUD	4,071	(16)	(16)

							$(49)	$(33)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,100	$(10)	$0
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	400	(5)	0

						$(15)	$0

Total Written Options						$(64)	$(33)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Premiums
Balance at Beginning of Period	503	$3,900	AUD	0	$(1,334)
Sales	38,635	356,200		4,071	(3,747)
Closing Buys	(39,032)	0		0	3,770
Expirations	0	(239,000)		0	513
Exercised	0	(119,000)		0	510

Balance at End of Period	106	$2,100	AUD	4,071	$(288)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	$ 100	$12	$(2)	$10	$0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	100	30	3	33	0

							$42	$1	$43	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	$ 2,400	$(34)	$(1)	$0	$(35)
	Italy Government International Bond	1.000%	06/20/2019	0.968%	2,200	(40)	43	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	700	(2)	10	8	0
	Republic of Korea	1.000%	09/20/2022	0.787%	700	10	1	11	0

BPS	Republic of Korea	1.000%	09/20/2022	0.787%	300	5	0	5	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.574%	500	(7)	9	2	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%	900	(1)	4	3	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.325%	800	9	2	11	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	500	(8)	12	4	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	200	0	0	0	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	3,500	(31)	(5)	0	(36)

CBK	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	2,500	(30)	(7)	0	(37)
	Russia Government International Bond	1.000%	09/20/2015	2.089%	2,300	(27)	3	0	(24)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%	400	6	0	6	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%	1,000	(10)	13	3	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%	400	(1)	2	1	0
	Export-Import Bank of China	1.000%	06/20/2017	0.665%	100	(4)	5	1	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	1,800	(29)	35	6	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	800	(14)	15	1	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	900	0	1	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	81

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.319%	$800	$10	$1	$11	$0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%	800	(6)	14	8	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%	1,900	5	16	21	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	200	(2)	0	0	(2)
	Spain Government International Bond	1.000%	06/20/2019	0.727%	7,500	0	95	95	0

FBF	Brazil Government International Bond	1.000%	06/20/2016	0.845%	1,700	(2)	7	5	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.574%	500	(7)	8	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	600	(8)	(1)	0	(9)
	Japan Government International Bond	1.000%	12/20/2015	0.115%	1,400	(13)	29	16	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%	3,600	(122)	161	39	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	3,400	2	41	43	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.628%	600	(6)	8	2	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%	5,300	(142)	157	15	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%	200	(3)	5	2	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	1,800	(30)	36	6	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	200	(1)	2	1	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	4,000	(10)	61	51	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.628%	100	(1)	1	0	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	4,000	(2)	52	50	0

MYC	China Government International Bond	1.000%	06/20/2016	0.317%	600	(18)	26	8	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%	1,600	(122)	135	13	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	1,000	(17)	20	3	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%	1,400	(9)	22	13	0
	Republic of Korea	1.000%	09/20/2022	0.787%	100	2	0	2	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%	1,500	3	16	19	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.031%	200	1	0	1	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.628%	500	(5)	7	2	0

						$(711)	$1,061	$493	$(143)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$846	$49	$(34)	$15	$0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	846	110	(95)	15	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	386	0	5	5	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,948	249	(178)	71	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	675	0	9	9	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	658	74	(61)	13	0

					$482	$(354)	$128	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,100	$1	$(25)	$0	$(24)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	200	0	0	0	0

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		23,900	4	17	21	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	(1)	0	0	(1)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		500	(1)	0	0	(1)

DUB	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		400	(1)	0	0	(1)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	600	0	(14)	0	(14)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	500	(1)	0	0	(1)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	1,100	0	(26)	0	(26)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	900	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		4,000	(2)	9	7	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		600	(1)	0	0	(1)

JPM	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	6,700	(15)	(13)	0	(28)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	900	(3)	2	0	(1)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	400	(1)	(9)	0	(10)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	2,000	0	5	5	0

							$(22)	$(53)	$33	$(108)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	103,567	3-Month USD-LIBOR plus a specified spread	04/28/2015	$	350,028		$21,576	$21,576	$0

DUB	Receive	S&P 500 Total Return Index	59,000	3-Month USD-LIBOR plus a specified spread	03/31/2015		198,019		13,846	13,846	0

									$35,422	$35,422	$0

Total Swap Agreements								$(209)	$36,077	$36,119	$(251)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(j)	Securities with an aggregate market value of $1,345 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$1,749	$0	$22	$1,771	$(99)	$(17)	$(59)	$(175)	$1,596	$(1,490)	$106
BPS	769	0	21,581	22,350	(252)	0	0	(252)	22,098	(23,270)	(1,172)
BRC	537	0	56	593	(746)	0	(38)	(784)	(191)	361	170
CBK	5,996	0	0	5,996	(246)	0	(61)	(307)	5,689	(5,040)	649
DUB	218	0	14,015	14,233	(134)	(16)	(3)	(153)	14,080	(14,700)	(620)
FBF	1,219	0	5	1,224	(413)	0	0	(413)	811	(720)	91
GLM	660	0	0	660	(1,679)	0	(15)	(1,694)	(1,034)	985	(49)
GST	0	12	104	116	0	0	(9)	(9)	107	0	107
HUS	0	0	155	155	(112)	0	(27)	(139)	16	(250)	(234)
JPM	535	32	102	669	(451)	0	(29)	(480)	189	0	189
MSB	750	0	0	750	0	0	0	0	750	(520)	230
MYC	0	0	71	71	0	0	0	0	71	(46)	25
NAB	1,476	0	0	1,476	0	0	0	0	1,476	(1,200)	276
RBC	0	0	0	0	(106)	0	0	(106)	(106)	0	(106)
SOG	0	0	1	1	0	0	0	0	1	0	1
UAG	1,280	0	7	1,287	(1,282)	0	(10)	(1,292)	(5)	0	(5)

Total Over the Counter	$15,189	$44	$36,119	$51,352	$(5,520)	$(33)	$(251)	$(5,804)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	83

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$12	$0	$0	$342	$354

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,189	$0	$15,189
Purchased Options	0	0	44	0	0	44
Swap Agreements	0	664	35,422	0	33	36,119

	$0	$664	$35,466	$15,189	$33	$51,352

	$0	$676	$35,466	$15,189	$375	$51,706

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$49	$0	$0	$49
Futures	0	0	1,244	0	225	1,469
Swap Agreements	0	0	0	0	1	1

	$0	$0	$1,293	$0	$226	$1,519

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,520	$0	$5,520
Written Options	0	0	0	33	0	33
Swap Agreements	0	143	0	0	108	251

	$0	$143	$0	$5,553	$108	$5,804

	$0	$143	$1,293	$5,553	$334	$7,323

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,391	$0	$0	$1,391
Futures	0	0	46,426	0	1,724	48,150
Swap Agreements	0	319	0	0	(4,663)	(4,344)

	$0	$319	$47,817	$0	$(2,939)	$45,197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,447	$0	$5,447
Written Options	0	2	119	0	510	631
Swap Agreements	0	275	0	0	709	984

	$0	$277	$119	$5,447	$1,219	$7,062

	$0	$596	$47,936	$5,447	$(1,720)	$52,259

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(35)	$0	$0	$(35)
Futures	0	0	(10,607)	0	(1,735)	(12,342)
Swap Agreements	0	(36)	0	0	(1,433)	(1,469)

	$0	$(36)	$(10,642)	$0	$(3,168)	$(13,846)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,883	$0	$10,883
Purchased Options	0	0	(56)	0	0	(56)
Written Options	0	(1)	0	14	1	14
Swap Agreements	0	139	33,840	0	(36)	33,943

	$0	$138	$33,784	$10,897	$(35)	$44,784

	$0	$102	$23,142	$10,897	$(3,203)	$30,938

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,766	$0	$4,766
Corporate Bonds & Notes
Banking & Finance	0	180,949	0	180,949
Industrials	0	75,391	0	75,391
Utilities	0	33,886	0	33,886
Municipal Bonds & Notes
California	0	3,181	0	3,181
Illinois	0	610	0	610
Iowa	0	573	0	573
Nevada	0	138	0	138
New Jersey	0	1,388	0	1,388
New York	0	11,785	0	11,785
North Carolina	0	225	0	225
Ohio	0	2,105	0	2,105
West Virginia	0	451	0	451
U.S. Government Agencies	0	135,796	0	135,796
U.S. Treasury Obligations	0	77,838	0	77,838
Mortgage-Backed Securities	0	62,867	0	62,867
Asset-Backed Securities	0	35,343	5,997	41,340
Sovereign Issues	0	112,889	0	112,889
Convertible Preferred Securities
Banking & Finance	0	7,758	0	7,758
Short-Term Instruments
Certificates of Deposit	0	46,276	0	46,276
Commercial Paper	0	6,100	0	6,100
Greece Treasury Bills	0	6,047	0	6,047

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Japan Treasury Bills	$0	$24,162	$0	$24,162
Mexico Treasury Bills	0	44,829	0	44,829
U.S. Treasury Bills	0	112	0	112
	$0	$875,465	$5,997	$881,462

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$380,943	$0	$0	$380,943

Total Investments	$380,943	$875,465	$5,997	$1,262,405

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	354	0	354
Over the counter	33	51,319	0	51,352
	$33	$51,673	$0	$51,706

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,465)	(50)	0	(1,515)
Over the counter	0	(5,804)	0	(5,804)
	$(1,465)	$(5,854)	$0	$(7,319)

Totals	$379,511	$921,284	$5,997	$1,306,792

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	85

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.8%

BANK LOAN OBLIGATIONS 0.5%
Chrysler Group LLC
3.500% due 05/24/2017		$8,179	$8,129
Community Health Systems, Inc.
3.485% due 01/25/2017		2,194	2,187
HCA, Inc.
2.904% due 03/31/2017		12,469	12,401
RPI Finance Trust
2.483% due 11/09/2016		2,095	2,094

Total Bank Loan Obligations (Cost $24,851)			24,811

CORPORATE BONDS & NOTES 25.4%

BANKING & FINANCE 18.2%
Ally Financial, Inc.
2.434% due 12/01/2014		2,900	2,897
2.750% due 01/30/2017		4,500	4,421
3.500% due 07/18/2016		9,400	9,529
4.625% due 06/26/2015		4,100	4,167
5.500% due 02/15/2017		10,700	11,155
6.250% due 12/01/2017		3,200	3,440
6.750% due 12/01/2014		14,700	14,829
8.300% due 02/12/2015		3,600	3,681
American International Group, Inc.
5.450% due 05/18/2017		100	110
5.600% due 10/18/2016		3,000	3,267
6.765% due 11/15/2017	GBP	1,500	2,767
ASIF
3.000% due 02/17/2017	EUR	3,100	3,885
Banco del Estado de Chile
4.125% due 10/07/2020		$13,000	13,638
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000	2,075
4.500% due 04/06/2015		3,400	3,447
Banco Santander Chile
1.834% due 01/19/2016		1,400	1,418
Bank of America Corp.
0.564% due 08/15/2016		4,500	4,474
0.634% due 09/14/2018	EUR	16,500	20,539
0.694% due 01/15/2015		$2,200	2,202
0.778% due 05/23/2017	EUR	5,700	7,184
0.845% due 08/25/2017		$36,000	36,118
0.994% due 09/15/2026		20,900	18,842
3.875% due 03/22/2017		12,900	13,590
4.500% due 04/01/2015		2,590	2,641
5.750% due 12/12/2014	GBP	2,400	3,928
6.500% due 08/01/2016		$2,200	2,402
Bank of America N.A.
0.703% due 11/14/2016		21,000	21,029
Bank of Montreal
1.950% due 01/30/2018		1,000	1,020
Bank One Capital
8.750% due 09/01/2030		325	455
Barclays Bank PLC
10.179% due 06/12/2021		41,100	56,114
14.000% due 06/15/2019 (d)	GBP	6,700	14,060
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600	629
6.500% due 03/10/2021		3,300	3,613
6.750% due 09/30/2022		34,200	38,389
Bear Stearns Cos. LLC
0.624% due 11/21/2016		13,669	13,679
5.700% due 11/15/2014		3,700	3,708
BPCE S.A.
1.484% due 04/25/2016		5,000	5,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,700	$7,367
Caixa Economica Federal
4.250% due 05/13/2019		$300	299
CIT Group, Inc.
4.250% due 08/15/2017		10,300	10,429
5.000% due 05/15/2017		2,963	3,044
5.250% due 03/15/2018		8,000	8,260
5.500% due 02/15/2019		31,057	32,513
Citigroup, Inc.
0.502% due 06/09/2016		35,500	35,322
2.650% due 03/02/2015		1,095	1,105
3.953% due 06/15/2016		2,000	2,101
4.450% due 01/10/2017		1,000	1,066
Credit Agricole S.A.
1.394% due 04/15/2016		15,000	15,175
Credit Suisse
0.725% due 05/26/2017		6,500	6,526
E*TRADE Financial Corp.
6.000% due 11/15/2017		1,100	1,139
6.750% due 06/01/2016		1,950	2,062
Eksportfinans ASA
2.000% due 09/15/2015		19,200	19,224
2.375% due 05/25/2016		22,310	22,393
Export-Import Bank of India
4.000% due 08/07/2017		10,000	10,492
Ford Motor Credit Co. LLC
0.753% due 09/08/2017		10,300	10,319
7.000% due 04/15/2015		6,700	6,931
8.700% due 10/01/2014		3,000	3,000
12.000% due 05/15/2015		7,400	7,925
General Motors Financial Co., Inc.
4.750% due 08/15/2017		6,800	7,174
Goldman Sachs Group, Inc.
3.300% due 05/03/2015		3,700	3,760
HBOS PLC
0.933% due 09/06/2017		900	900
0.967% due 09/01/2016	EUR	100	126
HSBC Bank USA N.A.
6.000% due 08/09/2017		$14,400	16,135
HSBC Finance Capital Trust
5.911% due 11/30/2035		1,700	1,753
ILFC E-Capital Trust
6.250% due 12/21/2065		2,530	2,492
International Lease Finance Corp.
5.750% due 05/15/2016		3,300	3,455
7.125% due 09/01/2018		5,850	6,596
8.625% due 09/15/2015		4,500	4,765
JPMorgan Chase & Co.
0.754% due 02/15/2017		22,900	23,021
1.068% due 05/30/2017	GBP	7,700	12,342
4.750% due 03/01/2015		$2,100	2,138
5.250% due 05/01/2015		1,000	1,027
JPMorgan Chase Bank N.A.
0.767% due 05/31/2017	EUR	6,000	7,575
6.000% due 10/01/2017		$6,627	7,415
Korea Development Bank
4.375% due 08/10/2015		2,500	2,579
Korea Exchange Bank
3.125% due 06/26/2017		10,100	10,460
Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,247
LBG Capital PLC
7.375% due 03/12/2020	EUR	1,500	2,041
7.625% due 12/09/2019	GBP	3,810	6,472
7.625% due 10/14/2020	EUR	2,400	3,308
8.000% due 06/15/2020 (d)		$2,000	2,167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.125% due 07/15/2020	GBP	3,223	$5,587
Mizuho Bank Ltd.
0.684% due 09/25/2017		$800	800
Morgan Stanley
0.714% due 10/15/2015		30,820	30,924
National City Bank
0.603% due 06/07/2017		700	698
National Westminster Bank PLC
7.875% due 09/09/2015	GBP	2,000	3,422
Navient LLC
5.050% due 11/14/2014		$400	401
6.000% due 01/25/2017		300	315
6.250% due 01/25/2016		10,500	10,925
8.000% due 03/25/2020		10,700	12,024
8.450% due 06/15/2018		700	789
Nordea Bank AB
0.592% due 04/04/2017		11,800	11,828
NRAM Covered Bond LLP
5.625% due 06/22/2017		2,600	2,896
Qatari Diar Finance Co.
3.500% due 07/21/2015		1,300	1,329
Rabobank Group
0.515% due 11/23/2016		25,500	25,512
6.875% due 03/19/2020	EUR	4,100	6,169
11.000% due 06/30/2019 (d)		$10,690	14,164
Regions Financial Corp.
5.750% due 06/15/2015		2,200	2,270
Royal Bank of Scotland Group PLC
5.000% due 10/01/2014		14,354	14,354
6.990% due 10/05/2017 (d)		900	1,032
Royal Bank of Scotland NV
0.932% due 03/09/2015		837	836
Royal Bank of Scotland PLC
0.934% due 04/11/2016		2,000	2,008
1.014% due 10/14/2016		2,000	2,013
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		6,900	7,021
Springleaf Finance Corp.
5.400% due 12/01/2015		3,500	3,587
5.750% due 09/15/2016		1,400	1,456
State Bank of India
4.500% due 07/27/2015		4,300	4,415
Toll Road Investors Partnership LP
0.000% due 02/15/2045		274,358	55,558
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		14,800	15,614

			928,008

INDUSTRIALS 3.8%
AbbVie, Inc.
0.997% due 11/06/2015		10,800	10,879
ArcelorMittal
9.500% due 02/15/2015		4,400	4,532
Ashland, Inc.
3.000% due 03/15/2016		21,500	21,607
Braskem Finance Ltd.
5.750% due 04/15/2021		8,300	8,532
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,481
CVS Pass-Through Trust
6.943% due 01/10/2030		1,063	1,296
Daimler Finance North America LLC
1.650% due 04/10/2015		3,300	3,320
DISH DBS Corp.
7.125% due 02/01/2016		6,230	6,619
7.750% due 05/31/2015		1,700	1,762

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Mills, Inc.
0.534% due 01/29/2016	$30,500	$30,548
Gerdau Holdings, Inc.
7.000% due 01/20/2020	2,500	2,825
HCA, Inc.
3.750% due 03/15/2019	10,700	10,486
7.190% due 11/15/2015	770	808
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,000	1,035
Johnson & Johnson
0.308% due 11/28/2016	51,200	51,316
Lafarge S.A.
6.500% due 07/15/2016	4,600	4,956
Lennar Corp.
6.500% due 04/15/2016	4,000	4,230
MGM Resorts International
6.625% due 07/15/2015	700	721
7.500% due 06/01/2016	4,300	4,601
7.625% due 01/15/2017	700	763
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020	2,000	2,098
5.875% due 03/01/2018	2,100	2,272
7.875% due 03/15/2019	1,400	1,612
8.375% due 12/10/2018	400	471
Rockies Express Pipeline LLC
3.900% due 04/15/2015	2,000	2,000
STATS ChipPAC Ltd.
4.500% due 03/20/2018	4,000	4,010
Total Capital Canada Ltd.
0.614% due 01/15/2016	4,700	4,722
UAL Pass-Through Trust
7.336% due 01/02/2021	1,165	1,273
Volkswagen International Finance NV
0.832% due 11/20/2014	2,500	2,502

		194,277

UTILITIES 3.4%
AT&T, Inc.
0.620% due 02/12/2016	42,000	42,111
0.653% due 03/30/2017	16,600	16,643
Majapahit Holding BV
8.000% due 08/07/2019	3,000	3,518
Petrobras Global Finance BV
2.374% due 01/15/2019	1,500	1,503
Petroleos Mexicanos
4.875% due 03/15/2015	2,000	2,039
Qtel International Finance Ltd.
3.375% due 10/14/2016	1,900	1,971
Rosneft Finance S.A.
6.625% due 03/20/2017	1,900	1,962
Shell International Finance BV
0.303% due 11/10/2015	15,100	15,111
0.444% due 11/15/2016	12,500	12,544
Sprint Communications, Inc.
8.375% due 08/15/2017	300	336
9.125% due 03/01/2017	2,424	2,739
Telefonica Chile S.A.
3.875% due 10/12/2022	4,000	3,949
Verizon Communications, Inc.
0.433% due 03/06/2015	6,070	6,074
1.764% due 09/15/2016	26,100	26,771
1.984% due 09/14/2018	13,800	14,551
2.500% due 09/15/2016	6,100	6,262
3.650% due 09/14/2018	16,200	17,081

		175,165

Total Corporate Bonds & Notes (Cost $1,277,266)		1,297,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	$700	$1,001
6.918% due 04/01/2040	490	663
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	143
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,500	2,219
7.950% due 03/01/2036	19,340	23,610
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	2,730	2,923
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	300	386
7.618% due 08/01/2040	500	691
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,000	1,406
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,072
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,234
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	300	370
6.548% due 05/15/2048	500	653
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	113
7.021% due 08/01/2040	200	227

		36,711

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	400	494

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	55	55

LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	1,200	1,420
8.550% due 12/01/2034	3,850	4,566

		5,986

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	600	826

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	$1,300	$1,942
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	3,197
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	700	786
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.282% due 06/15/2042	100	115
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	10,300	11,952
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,207

		19,199

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	2,335

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	128

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	3,600	4,380

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	265	226

Total Municipal Bonds & Notes (Cost $63,649)		72,006

U.S. GOVERNMENT AGENCIES 13.2%
Fannie Mae
0.505% due 07/25/2037 - 09/25/2042	776	779
0.535% due 07/25/2037	725	729
0.555% due 09/25/2035	1,036	1,042
0.565% due 09/25/2035	1,826	1,840
0.605% due 09/25/2035 - 07/25/2041	10,308	10,394
0.755% due 01/25/2051	1,968	1,992
0.875% due 08/28/2017 (f)	2,700	2,683
0.875% due 10/26/2017 - 12/20/2017 (g)	51,300	50,749
0.875% due 06/25/2037	2,995	3,040
0.885% due 06/25/2040	4,267	4,331
0.895% due 03/25/2040	1,976	2,012
1.250% due 01/30/2017	1,000	1,010
1.770% due 09/01/2035	33	35
1.853% due 10/01/2034	4	4
1.979% due 11/01/2035	9	9
2.058% due 07/01/2035	25	27
2.277% due 12/01/2033	28	30

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	87

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.300% due 03/01/2035	$5	$5
2.340% due 06/01/2035	59	64
2.397% due 06/01/2034	228	244
2.481% due 12/01/2033	4	5
2.615% due 06/01/2035	78	84
2.870% due 09/01/2027	1,700	1,625
3.500% due 11/01/2020 - 07/25/2031	28,262	28,900
3.890% due 07/01/2021	2,593	2,780
4.000% due 01/01/2025 - 04/25/2041	40,491	41,173
4.500% due 02/01/2018 - 11/01/2044	127,587	137,551
5.000% due 05/11/2017 - 11/01/2044	98,574	108,944
5.375% due 06/12/2017	300	335
5.500% due 11/01/2021 - 11/01/2044	72,343	80,629
6.000% due 12/01/2018 - 11/01/2044	76,469	86,469
Freddie Mac
0.534% due 03/15/2037	3,425	3,441
0.854% due 08/15/2037	3,951	4,020
0.864% due 10/15/2037	821	834
0.874% due 05/15/2037 - 09/15/2037	4,402	4,481
1.000% due 03/08/2017	5,100	5,115
2.221% due 06/01/2035	81	87
2.474% due 11/01/2034	37	40
4.000% due 12/15/2040 - 07/15/2041	26,769	27,391
5.000% due 05/01/2023 - 10/01/2044	20,297	22,370
5.500% due 08/15/2030 - 03/01/2039	1,556	1,738
6.000% due 08/01/2027 - 04/01/2038	864	978
Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	32,488	35,891
6.000% due 07/15/2037 - 08/15/2037	85	97
Small Business Administration
4.430% due 05/01/2029	802	866
5.520% due 06/01/2024	5	5

Total U.S. Government Agencies (Cost $662,242)		676,868

U.S. TREASURY OBLIGATIONS 10.1%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (g)	206	208
0.125% due 01/15/2022 (f)(g)	130,256	127,412
0.125% due 07/15/2022 (g)(i)	68,276	66,718
0.375% due 07/15/2023	58,867	58,302
0.625% due 07/15/2021 (g)(i)	9,623	9,828
1.125% due 01/15/2021 (g)(i)	20,770	21,810
1.250% due 07/15/2020 (g)	5,244	5,573
1.375% due 01/15/2020 (g)(i)	1,653	1,760
1.750% due 01/15/2028	7,506	8,373
2.000% due 01/15/2026	2,881	3,285
2.375% due 01/15/2025 (f)(g)	138,720	162,714
2.375% due 01/15/2027	40,050	47,483

Total U.S. Treasury Obligations (Cost $537,260)		513,466

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 6.0%
American Home Mortgage Investment Trust
2.332% due 02/25/2045		$15	$15
Arran Residential Mortgages Funding PLC
1.598% due 05/16/2047	EUR	1,610	2,054
Banc of America Commercial Mortgage Trust
5.790% due 06/10/2049		$2,900	3,147
5.920% due 05/10/2045		300	317
Banc of America Funding Trust
1.154% due 08/26/2037		359	360
2.393% due 06/25/2034		56	57
2.631% due 05/25/2035		18	19
Banc of America Mortgage Trust
2.636% due 07/25/2035		2,679	2,492
2.726% due 05/25/2033		74	75
Banc of America Re-REMIC Trust
2.288% due 04/17/2049		35	35
BCRR Trust
5.858% due 07/17/2040		459	483
Bear Stearns Adjustable Rate Mortgage Trust
2.606% due 11/25/2034		155	150
2.949% due 12/25/2035		75	76
3.034% due 11/25/2034		37	38
Bear Stearns ALT-A Trust
2.617% due 09/25/2035		30	26
Bear Stearns Commercial Mortgage Securities Trust
8.540% due 10/15/2032		1,050	1,086
Chase Mortgage Finance Trust
4.840% due 12/25/2035		2,437	2,357
5.649% due 09/25/2036		1,160	1,064
6.000% due 12/25/2036		477	443
Citigroup Commercial Mortgage Trust
4.733% due 10/15/2041		3,956	3,955
Citigroup Mortgage Loan Trust, Inc.
2.514% due 05/25/2035		41	41
2.514% due 10/25/2035		26	26
Commercial Mortgage Trust
5.543% due 12/11/2049		3,800	4,072
Countrywide Alternative Loan Trust
0.345% due 09/25/2046 ^		5,365	4,544
0.435% due 02/25/2037		476	386
5.500% due 07/25/2035		18	17
6.000% due 05/25/2037 ^		4,757	3,934
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036		27	25
2.469% due 02/20/2035		168	167
2.493% due 11/25/2034		1,332	1,264
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,898	4,169
5.383% due 02/15/2040		82	88
Deutsche ALT-A Securities, Inc.
0.485% due 02/25/2036		12,094	8,541
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		6,900	7,835
Granite Master Issuer PLC
0.354% due 12/20/2054		592	590
0.749% due 12/20/2054	GBP	12,904	20,855
0.829% due 12/20/2054		6,491	10,504
Granite Mortgages PLC
0.581% due 01/20/2044	EUR	88	112
0.936% due 01/20/2044	GBP	79	127
0.946% due 09/20/2044		475	767
Greenwich Capital Commercial Funding Corp.
6.014% due 07/10/2038		$6,163	6,532
GSR Mortgage Loan Trust
2.660% due 09/25/2035		66	67

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.858% due 11/25/2035 ^		$2,800	$2,605
5.002% due 11/25/2035		75	75
6.000% due 02/25/2036		20,851	18,599
6.000% due 07/25/2037 ^		57	53
6.000% due 07/25/2037		6,200	5,679
HarborView Mortgage Loan Trust
0.323% due 12/19/2036 ^		775	536
0.373% due 05/19/2035		31	26
0.393% due 06/19/2035		5,371	4,754
4.591% due 06/19/2036 ^		3,335	2,422
Impac Secured Assets Trust
0.325% due 01/25/2037		12,266	10,484
IndyMac Mortgage Loan Trust
2.800% due 06/25/2036		7,919	6,160
JPMorgan Alternative Loan Trust
2.562% due 05/25/2036 ^		4,776	3,956
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		1,677	1,799
5.397% due 05/15/2045		8,026	8,557
5.439% due 01/15/2049		28,401	30,815
JPMorgan Mortgage Trust
2.509% due 10/25/2036		3,817	3,447
2.646% due 02/25/2035		14	14
5.235% due 07/25/2035		959	974
5.552% due 10/25/2036		573	530
5.750% due 01/25/2036 ^		102	96
LB Commercial Mortgage Trust
6.056% due 07/15/2044		27,966	30,768
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		8,035	8,495
Leek Finance PLC
0.453% due 12/21/2038		5,915	6,128
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		7,020	6,583
MASTR Adjustable Rate Mortgages Trust
2.198% due 07/25/2035		1,367	1,201
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.594% due 12/15/2030		138	133
0.634% due 06/15/2030		2	2
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		98	91
0.405% due 11/25/2035		99	97
2.195% due 05/25/2033		73	71
5.008% due 09/25/2035		3,441	3,219
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,543	1,650
5.485% due 03/12/2051		100	109
Morgan Stanley Capital Trust
5.610% due 04/15/2049		548	551
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		293	297
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		229	217
Prime Mortgage Trust
6.000% due 06/25/2036		2,069	1,860
Residential Accredit Loans, Inc. Trust
0.305% due 02/25/2037		4,314	3,372
0.340% due 08/25/2036		7,697	5,986
0.345% due 07/25/2036		7,626	6,089
0.345% due 09/25/2036		13,577	10,250
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	47	58
Structured Adjustable Rate Mortgage Loan Trust
1.518% due 01/25/2035		$69	56
2.453% due 08/25/2034		125	124
2.473% due 02/25/2034		78	79

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.435% due 02/25/2036		$39	$31
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		5,163	4,618
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020		2,837	2,824
5.509% due 04/15/2047		100	107
5.749% due 07/15/2045		4,051	4,338
WaMu Mortgage Pass-Through Certificates Trust
1.315% due 11/25/2042		12	12
2.176% due 10/25/2046		332	313
4.579% due 02/25/2037 ^		1,608	1,491
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^		1,737	1,601
2.615% due 01/25/2035		84	84
2.615% due 03/25/2036		117	117
5.453% due 12/25/2036		3,454	3,438
6.000% due 04/25/2037 ^		8,050	7,863

Total Mortgage-Backed Securities (Cost $299,546)			308,816

ASSET-BACKED SECURITIES 2.8%
ACA CLO Ltd.
0.484% due 07/25/2018		235	235
Accredited Mortgage Loan Trust
0.285% due 02/25/2037		6,511	6,218
0.630% due 09/25/2035		6,000	5,508
ACE Securities Corp.
0.215% due 10/25/2036		27	10
Asset-Backed Securities Corp. Home Equity Loan Trust
0.705% due 09/25/2034		29	29
0.795% due 07/25/2035		2,000	1,826
Avoca CLO PLC
0.518% due 02/18/2022	EUR	311	392
Bear Stearns Asset-Backed Securities Trust
0.315% due 08/25/2036		$4,991	4,325
0.395% due 06/25/2047		7,000	5,957
Citigroup Mortgage Loan Trust, Inc.
0.355% due 05/25/2037		10,135	5,907
Cornerstone CLO Ltd.
0.454% due 07/15/2021		15,400	15,308
Countrywide Asset-Backed Certificates
0.335% due 06/25/2047		4,000	3,538
0.405% due 04/25/2036		1,679	1,651
0.635% due 12/25/2031		4	3
Duane Street CLO Ltd.
0.484% due 01/11/2021		3,099	3,077
First Franklin Mortgage Loan Trust
0.295% due 09/25/2036		8,448	7,621
0.645% due 09/25/2035		1,600	1,500
GSAMP Trust
0.205% due 12/25/2046		5,097	2,997
Halcyon Structured Asset Management Long/Short Ltd.
0.462% due 08/07/2021		851	849
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034		9	9
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		1,370	1,382
MASTR Asset-Backed Securities Trust
0.365% due 05/25/2037		11,000	8,144
0.445% due 12/25/2035		5,000	4,516
Morgan Stanley ABS Capital, Inc. Trust
0.245% due 01/25/2037		4,853	2,969
0.315% due 09/25/2036		19,119	12,246
Morgan Stanley Home Equity Loan Trust
0.255% due 12/25/2036		7,148	4,416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nob Hill CLO Ltd.
0.484% due 08/15/2018		$453	$453
Option One Mortgage Loan Trust
0.295% due 01/25/2037		4,624	2,726
Penta CLO S.A.
0.614% due 06/04/2024	EUR	968	1,216
Residential Asset Securities Corp. Trust
0.305% due 08/25/2036		$12,781	11,984
Securitized Asset-Backed Receivables LLC Trust
1.115% due 01/25/2036 ^		3,297	2,644
SLM Private Education Loan Trust
3.404% due 05/16/2044		1,036	1,101
SLM Student Loan Trust
0.344% due 12/15/2023	EUR	7,692	9,618
0.734% due 10/25/2017		$1,100	1,105
Structured Asset Securities Corp. Mortgage Loan Trust
0.325% due 12/25/2036		2,000	1,675
0.475% due 05/25/2037		7,261	6,613
Trimaran CLO Ltd.
0.490% due 11/01/2018		286	285
Wells Fargo Home Equity Asset-Backed Securities Trust
0.745% due 11/25/2035		1,000	874

Total Asset-Backed Securities (Cost $129,643)			140,927

SOVEREIGN ISSUES 10.3%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	900	1,170
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		600	801
Export-Import Bank of Korea
4.000% due 01/29/2021		$17,700	18,659
5.875% due 01/14/2015		1,900	1,928
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	30,400	38,991
2.250% due 05/15/2016		14,600	19,004
2.750% due 12/01/2015		19,500	25,347
3.000% due 11/01/2015		1,000	1,300
3.750% due 08/01/2015		9,000	11,697
3.750% due 04/15/2016		14,300	19,002
3.750% due 08/01/2016		13,000	17,427
4.500% due 07/15/2015		27,900	36,429
4.750% due 05/01/2017		80,400	112,540
5.250% due 08/01/2017		30,400	43,406
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		15,600	19,625
Korea Housing Finance Corp.
4.125% due 12/15/2015		$500	518
Mexico Government International Bond
3.500% due 12/14/2017 (c)	MXN	119,109	9,600
4.000% due 11/15/2040 (c)		2,589	206
5.000% due 06/16/2016 (c)		5,748	465
9.500% due 12/18/2014		489,000	36,944
Province of Ontario
1.000% due 07/22/2016		$100	101
1.650% due 09/27/2019		2,000	1,960
4.000% due 10/07/2019		300	327
Qatar Government International Bond
5.250% due 01/20/2020		11,420	12,862
Spain Government International Bond
3.150% due 01/31/2016	EUR	12,600	16,534
3.250% due 04/30/2016		500	661
3.300% due 07/30/2016		4,300	5,730
3.750% due 10/31/2015		56,800	74,486

Total Sovereign Issues (Cost $559,047)			527,720

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% (d)		9,550	$11,486

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		24,000	0

Total Convertible Preferred Securities (Cost $11,809)			11,486

PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		1,100	1,378
GMAC Capital Trust
8.125% due 02/15/2040		1,068,600	28,435

			29,813

CONSUMER DISCRETIONARY 0.4%
Qwest Corp.
7.375% due 06/01/2051		821,600	21,372

Total Preferred Securities (Cost $50,071)			51,185

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 2.1%
Credit Suisse
0.465% due 03/17/2015		$3,400	3,400
0.643% due 12/07/2015		25,200	25,225
Intesa Sanpaolo SpA
1.614% due 04/11/2016		25,300	25,531
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		9,100	9,090
Royal Bank of Canada
1.370% due 05/07/2015	CAD	47,600	42,528

			105,774

COMMERCIAL PAPER 0.9%
Ford Motor Credit Co.
0.630% due 10/06/2014		$5,300	5,300
Glencore Funding LLC
0.690% due 10/03/2014		39,500	39,498

			44,798

GREECE TREASURY BILLS 0.1%
1.770% due 11/14/2014	EUR	5,700	7,184

MEXICO TREASURY BILLS 1.3%
2.983% due 12/11/2014 - 03/05/2015 (b)	MXN	910,761	67,107

U.S. TREASURY BILLS 0.5%
0.029% due 10/09/2014 - 03/26/2015 (b)(g)(i)		$25,592	25,589

Total Short-Term Instruments (Cost $253,440)			250,452

Total Investments in Securities (Cost $3,868,824)			3,875,187

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	89

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.5%

SHORT-TERM INSTRUMENTS 27.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.5%
PIMCO Short-Term Floating NAV Portfolio III	140,738,622	$1,406,120

Total Short-Term Instruments (Cost $1,406,135)		1,406,120

Total Investments in Affiliates (Cost $1,406,135)		1,406,120

Total Investments 103.3% (Cost $5,274,959)		$5,281,307

Financial Derivative Instruments (e)(h) 0.7% (Cost or Premiums, net $(1,108))		33,766

Other Assets and Liabilities, net (4.0%)		(201,133)

Net Assets 100.0%		$5,113,940

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of September 30, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $59,175 at a weighted average interest rate of (0.112%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (1)
Master Securities Forward Transaction Agreement
JPS	$0	$0	$0	$0	$0		$(10)		$(10)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,890.000	10/18/2014	229	$(718)	$(154)
Call - CBOE S&P 500 Index	2,025.000	10/18/2014	229	(251)	(55)

				$(969)	$(209)

Total Written Options				$(969)	$(209)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	4,104	$(1,674)	$0	$(103)
90-Day Eurodollar June Futures	Long	06/2016	2,191	(979)	0	(110)
90-Day Eurodollar September Futures	Long	09/2016	2,460	(1,152)	0	(123)
E-mini S&P 500 Index December Futures	Short	12/2014	3,179	603	636	0
U.S. Treasury 5-Year Note December Futures	Long	12/2014	45	(12)	0	(2)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	4,524	(3,757)	0	(564)

Total Futures Contracts				$(6,971)	$636	$(902)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$63,500	$1,035	$54	$72	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	44,600	$(537)	$(484)	$0	$(10)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		26,700	191	149	0	(3)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		84,400	6,813	1,260	460	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		344,000	(23,934)	(38,320)	2,060	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	12,800	30	0	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		169,200	148	(41)	12	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		78,000	152	(16)	6	0
Pay	28-Day MXN-TIIE	5.000%	06/11/2018		6,300	1	0	1	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022		298,000	(144)	(83)	56	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		383,000	(973)	(784)	44	0
						$(18,253)	$(38,319)	$2,639	$(13)

Total Swap Agreements						$(17,218)	$(38,265)	$2,711	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(f)	Securities with an aggregate market value of $7,353 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(g)	Securities with an aggregate market value of $51,794 and cash of $9,888 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$636	$2,711	$3,347	$(209)	$(955)	$(13)	$(1,177)

(1)	Unsettled variation margin liability of $(53) for closed futures is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	91

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		EUR	712	$		927	$28	$0
	10/2014	$		13,732		EUR	10,606	0	(336)
	10/2014			82,891		GBP	50,684	0	(724)
	11/2014		GBP	50,684	$		82,868	726	0
	12/2014	$		1,059		MXN	13,870	0	(31)
	05/2015		CAD	46,960	$		42,783	1,066	0
	06/2015		EUR	22,776			30,967	2,132	0
	06/2015	$		996		EUR	762	0	(31)
	06/2016		EUR	64,417	$		88,195	5,700	0
	06/2016	$		3,768		EUR	2,790	0	(195)

BPS	12/2014		MXN	410,776	$		31,123	698	0
	01/2015			284,154			21,404	405	0
	02/2015			427,874			32,222	644	0
	03/2015			134,795			10,073	140	0
	06/2015		EUR	10,269			13,927	926	0
	06/2015	$		38,897		EUR	29,007	0	(2,174)

BRC	10/2014		EUR	1,183	$		1,559	65	0
	10/2014		TRY	2,912			1,328	53	0
	10/2014	$		48,717		EUR	37,137	0	(1,811)
	10/2014			1,323		TRY	2,912	0	(48)
	11/2014			1,474		GBP	900	0	(16)
	06/2015		EUR	13,006	$		17,670	1,204	0
	06/2015	$		1,562		EUR	1,183	0	(64)
	06/2016		EUR	12,114	$		16,657	1,137	0

CBK	10/2014		CAD	814			738	12	0
	10/2014		EUR	402,237			530,218	22,172	0
	10/2014	$		51,081		EUR	39,157	0	(1,623)
	06/2015		EUR	11,194	$		15,302	1,131	0
	06/2015	$		9,826		EUR	7,427	0	(423)

DUB	10/2014		EUR	3,601	$		4,669	121	0
	10/2014		JPY	1,764,100			16,530	446	0
	06/2015	$		4,682		EUR	3,601	0	(124)
	08/2015		EUR	6,500	$		8,712	475	0
	02/2016			16,650			22,406	1,190	0
	06/2016			6,677			9,142	592	0
	06/2016	$		10,826		EUR	8,010	0	(569)

FBF	10/2014			16,823			12,762	0	(704)
	12/2014		MXN	118,404	$		8,943	173	0
	12/2014	$		1,072		MXN	14,114	0	(27)
	06/2015		EUR	18,739	$		25,434	1,710	0

GLM	10/2014		JPY	5,848,000			56,178	2,856	0
	10/2014	$		34,090		EUR	25,995	0	(1,257)
	10/2014			7,812		MXN	101,892	0	(236)
	12/2014		MXN	52,618	$		3,993	94	0
	06/2015	$		8,971		EUR	6,746	0	(430)

HUS	10/2014			21,069			16,186	0	(625)

JPM	10/2014		GBP	4,862	$		8,080	198	0
	10/2014		JPY	1,327,000			12,505	406	0
	10/2014	$		82,123		JPY	8,939,100	0	(618)
	11/2014		JPY	8,939,100	$		82,143	619	0
	12/2014	$		10,896		MXN	142,788	0	(320)
	06/2015			23,886		EUR	17,864	0	(1,270)

MSB	10/2014		BRL	16,508	$		7,218	474	0
	10/2014		GBP	45,822			75,997	1,713	0
	10/2014	$		6,735		BRL	16,508	9	0
	10/2014			340,581		EUR	268,008	0	(2,073)
	11/2014		EUR	268,008	$		340,650	2,070	0
	06/2015			15,844			21,719	1,661	0
	06/2016			17,011			23,396	1,613	0

NAB	06/2015			25,701			34,894	2,356	0
	06/2016			37,010			50,817	3,413	0
	07/2016			37,600			51,008	2,778	0

RBC	02/2015	$		20,048		MXN	268,488	0	(226)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SOG	06/2015	$		44,716		EUR	33,373	$0	$(2,465)

UAG	10/2014		BRL	16,508	$		6,735	0	(9)
	10/2014		EUR	2,118			2,785	110	0
	10/2014	$		7,025		BRL	16,508	0	(281)
	11/2014		BRL	16,508	$		6,962	278	0
	06/2015	$		2,791		EUR	2,118	0	(111)

Total Forward Foreign Currency Contracts								$63,594	$(18,821)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
GST	Call - OTC S&P 500 Index	2,025.000	10/17/2014	$ 23	$297	$55

JPM	Put - OTC S&P 500 Index	1,890.000	10/17/2014	23	140	140

					$437	$195

Total Purchased Options					$437	$195

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	2,700	$(151)	$(77)

DUB	Put - OTC AUD versus USD	$	0.855	10/30/2014	AUD	17,178	(67)	(67)

							$(218)	$(144)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,900	$(117)	$(3)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,200	(271)	(7)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	3,700	(48)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	6,200	(46)	(2)

						$(482)	$(13)

Total Written Options						$(700)	$(157)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Premiums
Balance at Beginning of Period	2,294	$78,600	AUD 0	$(6,503)
Sales	171,214	1,442,900	17,178	(16,286)
Closing Buys	(173,050)	0	0	16,964
Expirations	0	(979,700)	0	2,087
Exercised	0	(485,100)	0	2,069

Balance at End of Period	458	$56,700	AUD 17,178	$(1,669)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	$ 200	$25	$(4)	$21	$0

GST	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	100	30	3	33	0

HUS	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	100	31	2	33	0

JPM	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	200	61	4	65	0

							$147	$5	$152	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	93

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	06/20/2015	0.206%	$ 900	$15	$(10)	$5	$0
	Citigroup, Inc.	1.000%	09/20/2016	0.332%	2,300	28	3	31	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	10,900	(156)	(5)	0	(161)
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%	3,000	(59)	87	28	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	5,500	(99)	108	9	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%	4,200	(203)	249	46	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%	300	(4)	6	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	24,200	(59)	368	309	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.139%	2,200	(64)	88	24	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.574%	500	(7)	9	2	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.325%	5,300	59	13	72	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%	2,900	11	17	28	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	500	0	0	0	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	16,200	(145)	(23)	0	(168)

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.628%	1,000	(16)	20	4	0
	Brazil Government International Bond	1.000%	09/20/2017	1.167%	3,400	(7)	(9)	0	(16)
	China Government International Bond	1.000%	06/20/2015	0.206%	200	3	(2)	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	11,500	(139)	(31)	0	(170)
	MetLife, Inc.	1.000%	12/20/2015	0.145%	2,300	(84)	108	24	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%	700	(11)	16	5	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	10,700	(125)	15	0	(110)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.204%	1,600	25	1	26	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%	1,500	(15)	20	5	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%	3,000	37	(14)	23	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.831%	700	(21)	24	3	0
	Italy Government International Bond	1.000%	09/20/2016	0.519%	1,200	9	3	12	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	4,800	(78)	94	16	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	1,800	(33)	36	3	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%	2,300	(1)	2	1	0
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.319%	5,300	69	4	73	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%	800	(10)	2	0	(8)

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.574%	300	(8)	9	1	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	4,900	(12)	75	63	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.392%	1,000	27	(3)	24	0
	Vodafone Group PLC	1.000%	03/20/2016	0.232%	3,200	46	(9)	37	0

GST	Brazil Government International Bond	1.000%	06/20/2015	0.574%	500	(7)	8	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	2,700	(34)	(6)	0	(40)
	MetLife, Inc.	1.000%	09/20/2015	0.122%	3,700	(238)	271	33	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	0.574%	400	(11)	12	1	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%	1,100	(11)	15	4	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%	16,300	(92)	164	72	0
	Italy Government International Bond	1.000%	09/20/2016	0.519%	2,500	19	5	24	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	4,800	(81)	96	15	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%	100	1	0	1	0
	U.S. Treasury Notes	0.250%	06/20/2017	0.114%	EUR 2,100	(4)	14	10	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.574%	$ 1,700	(19)	24	5	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%	13,000	(177)	228	51	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%	5,800	(344)	395	51	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%	1,200	16	(1)	15	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.574%	500	(5)	7	2	0
	Brazil Government International Bond	1.950%	08/20/2016	0.885%	500	0	11	11	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%	2,900	10	18	28	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	2,500	(41)	49	8	0

RYL	China Government International Bond	1.000%	06/20/2015	0.206%	400	7	(4)	3	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.031%	1,900	4	6	10	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.628%	500	(5)	7	2	0
	Indonesia Government International Bond	1.000%	06/20/2017	0.831%	900	(28)	32	4	0

						$(2,067)	$2,622	$1,228	$(673)

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$4,888	$ 603	$(516)	$87	$0

CBK	MCDX-22 5-Year Index	1.000%	06/20/2019	2,000	19	(1)	18	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,290	393	(334)	59	0

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	289	0	4	4	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,734	670	(567)	103	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	658	75	(63)	12	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	579	0	8	8	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	2,444	281	(237)	44	0
	MCDX-22 5-Year Index	1.000%	06/20/2019	3,000	27	0	27	0

					$ 2,068	$ (1,706)	$362	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	7,500	$6	$(171)	$0	$(165)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	0	0	0	0

BRC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		150,100	23	107	130	0
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		19,000	(10)	2	0	(8)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		100	0	0	0	0

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	3,000	11	(77)	0	(66)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	0	0	0	0

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	4,000	0	(91)	0	(91)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	100	0	0	0	0

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	7,600	0	(183)	0	(183)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	1,500	(1)	2	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		19,000	(7)	44	37	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		18,000	(29)	33	4	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		200	0	0	0	0

JPM	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	29,700	(64)	(58)	0	(122)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023	MXN	300	(1)	1	0	0

MYC	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		342,200	53	245	298	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		5,700	(9)	11	2	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	8,400	4	(207)	0	(203)

							$(24)	$(342)	$472	$(838)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	95

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	S&P 500 Total Return Index	802,349	3-Month USD-LIBOR plus a specified spread	08/14/2015	$2,871,175		$(8,467)	$0	$(8,467)
GST	Pay	S&P 500 Total Return Index	523,925	3-Month USD-LIBOR plus a specified spread	07/15/2015	1,874,845		(5,451)	0	(5,451)

								$(13,918)	$0	$(13,918)

Total Swap Agreements							$124	$(13,339)	$2,214	$(15,429)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(i)	Securities with an aggregate market value of $30,764 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$9,652	$0	$454	$10,106	$(1,317)	$(77)	$(326)	$(1,720)	$8,386	$(7,820)	$566
BPS	2,813	0	0	2,813	(2,174)	0	(8,467)	(10,641)	(7,828)	15,630	7,802
BRC	2,459	0	340	2,799	(1,939)	0	(176)	(2,115)	684	(930)	(246)
CBK	23,315	0	52	23,367	(2,046)	(11)	(296)	(2,353)	21,014	(18,960)	2,054
DUB	2,824	0	221	3,045	(693)	(69)	(74)	(836)	2,209	(1,950)	259
FBF	1,883	0	125	2,008	(731)	0	0	(731)	1,277	(1,120)	157
GLM	2,950	0	0	2,950	(1,923)	0	(91)	(2,014)	936	(870)	66
GST	0	55	71	126	0	0	(5,491)	(5,491)	(5,365)	11,438	6,073
HUS	0	0	305	305	(625)	0	(183)	(808)	(503)	277	(226)
JPM	1,223	140	207	1,570	(2,208)	0	(122)	(2,330)	(760)	1,099	339
MSC	7,540	0	0	7,540	(2,073)	0	0	(2,073)	5,467	(5,020)	447
MYC	0	0	420	420	0	0	0	0	420	(668)	(248)
NAB	8,547	0	0	8,547	0	0	0	0	8,547	(7,960)	587
RBC	0	0	0	0	(226)	0	0	(226)	(226)	260	34
RYL	0	0	3	3	0	0	0	0	3	0	3
SOG	0	0	10	10	(2,465)	0	0	(2,465)	(2,455)	2,060	(395)
UAG	388	0	6	394	(401)	0	(203)	(604)	(209)	0	(209)

Total Over the Counter	$63,594	$195	$2,214	$66,003	$(18,821)	$(157)	$(15,429)	$(34,407)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$636	$0	$0	$636
Swap Agreements	0	72	0	0	2,639	2,711

	$0	$72	$636	$0	$2,639	$3,347

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63,594	$0	$63,594
Purchased Options	0	0	195	0	0	195
Swap Agreements	0	1,742	0	0	472	2,214

	$0	$1,742	$195	$63,594	$472	$66,003

	$0	$1,814	$831	$63,594	$3,111	$69,350

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$209	$0	$0	$209
Futures	0	0	0	0	955	955
Swap Agreements	0	0	0	0	13	13

	$0	$0	$209	$0	$968	$1,177

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,821	$0	$18,821
Written Options	0	0	0	144	13	157
Swap Agreements	0	673	13,918	0	838	15,429

	$0	$673	$13,918	$18,965	$851	$34,407

	$0	$673	$14,127	$18,965	$1,819	$35,584

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$8,460	$0	$0	$8,460
Futures	0	0	(61,833)	0	7,012	(54,821)
Swap Agreements	0	2,625	0	0	(14,257)	(11,632)

	$0	$2,625	$(53,373)	$0	$(7,245)	$(57,993)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,826	$0	$25,826
Written Options	0	20	527	0	2,067	2,614
Swap Agreements	0	495	(897,768)	0	3,295	(893,978)

	$0	$515	$(897,241)	$25,826	$5,362	$(865,538)

	$0	$3,140	$(950,614)	$25,826	$(1,883)	$(923,531)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(197)	$0	$0	$(197)
Futures	0	0	12,273	0	(9,566)	2,707
Swap Agreements	0	(984)	0	0	(23,625)	(24,609)

	$0	$(984)	$12,076	$0	$(33,191)	$(22,099)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48,824	$0	$48,824
Purchased Options	0	0	(242)	0	0	(242)
Written Options	0	(9)	0	63	36	90
Swap Agreements	0	115	621,105	0	621	621,841

	$0	$106	$620,863	$48,887	$657	$670,513

	$0	$(878)	$632,939	$48,887	$(32,534)	$648,414

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	97

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$24,811	$0	$24,811
Corporate Bonds & Notes
Banking & Finance	0	928,008	0	928,008
Industrials	0	193,004	1,273	194,277
Utilities	0	175,165	0	175,165
Municipal Bonds & Notes
California	0	36,711	0	36,711
Illinois	0	494	0	494
Iowa	0	55	0	55
Louisiana	0	5,986	0	5,986
Nevada	0	826	0	826
New Jersey	0	1,666	0	1,666
New York	0	19,199	0	19,199
Ohio	0	2,335	0	2,335
Tennessee	0	128	0	128
Washington	0	4,380	0	4,380
West Virginia	0	226	0	226
U.S. Government Agencies	0	676,868	0	676,868
U.S. Treasury Obligations	0	513,466	0	513,466
Mortgage-Backed Securities	0	308,816	0	308,816
Asset-Backed Securities	0	140,927	0	140,927
Sovereign Issues	0	527,720	0	527,720
Convertible Preferred Securities
Banking & Finance	0	11,486	0	11,486
Preferred Securities
Banking & Finance	28,435	1,378	0	29,813
Consumer Discretionary	0	21,372	0	21,372
Short-Term Instruments
Certificates of Deposit	0	105,774	0	105,774

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Commercial Paper	$0	$44,798	$0	$44,798
Greece Treasury Bills	0	7,184	0	7,184
Mexico Treasury Bills	0	67,107	0	67,107
U.S. Treasury Bills	0	25,589	0	25,589
	$28,435	$3,845,479	$1,273	$3,875,187

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,406,120	$0	$0	$1,406,120

Total Investments	$1,434,555	$3,845,479	$1,273	$5,281,307

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	636	2,711	0	3,347
Over the counter	140	65,863	0	66,003
	$776	$68,574	$0	$69,350

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(902)	(222)	0	(1,124)
Over the counter	0	(34,407)	0	(34,407)
	$(902)	$(34,629)	$0	$(35,531)

Totals	$1,434,429	$3,879,424	$1,273	$5,315,126

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

BANK LOAN OBLIGATIONS 0.4%
H.J. Heinz Co.
3.500% due 06/05/2020		$2,963	$2,931

Total Bank Loan Obligations (Cost $2,956)			2,931

CORPORATE BONDS & NOTES 51.6%

BANKING & FINANCE 17.1%
Aviation Loan Trust
2.344% due 12/15/2022		1,303	1,222
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,000	1,312
6.000% due 01/22/2020		$1,300	1,435
Banco Santander Chile
3.875% due 09/20/2022		2,200	2,175
Bank of America Corp.
4.100% due 07/24/2023		300	307
4.125% due 01/22/2024		4,600	4,695
4.875% due 04/01/2044		600	625
6.250% due 09/05/2024 (b)		2,000	1,998
7.625% due 06/01/2019		1,200	1,451
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.850% due 09/08/2021		1,800	1,779
Barclays Bank PLC
7.625% due 11/21/2022		2,800	3,014
10.179% due 06/12/2021		740	1,010
Bear Stearns Cos. LLC
7.250% due 02/01/2018		700	815
BNP Paribas S.A.
5.186% due 06/29/2015 (b)		700	709
BPCE S.A.
4.500% due 03/15/2025		900	876
4.625% due 07/11/2024		1,200	1,176
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,247
Citigroup, Inc.
6.125% due 08/25/2036		400	460
6.625% due 06/15/2032		600	727
8.125% due 07/15/2039		6,000	8,920
CME Group, Inc.
5.300% due 09/15/2043		1,200	1,379
Credit Agricole S.A.
7.875% due 01/23/2024 (b)		800	811
Credit Suisse
2.300% due 05/28/2019		1,100	1,090
6.500% due 08/08/2023		3,000	3,270
Credit Suisse Group AG
7.500% due 12/11/2023 (b)		800	842
Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	3,047
FMR LLC
4.950% due 02/01/2033		2,000	2,203
5.150% due 02/01/2043		2,000	2,185
General Electric Capital Corp.
6.750% due 03/15/2032		2,900	3,813
6.875% due 01/10/2039		1,200	1,618
Goldman Sachs Group, Inc.
3.850% due 07/08/2024		1,400	1,394
4.000% due 03/03/2024		5,800	5,850
5.700% due 05/10/2019 (b)		1,400	1,427
5.750% due 01/24/2022		2,500	2,848
6.250% due 02/01/2041		200	243
7.500% due 02/15/2019		900	1,074
HBOS PLC
6.750% due 05/21/2018		1,900	2,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
6.375% due 09/17/2024 (b)	$1,800	$1,800
6.500% due 09/15/2037	1,500	1,851
HSBC USA Capital Trust
7.808% due 12/15/2026	350	355
Intercontinental Exchange, Inc.
4.000% due 10/15/2023	3,000	3,136
JPMorgan Chase & Co.
3.200% due 01/25/2023	600	586
3.625% due 05/13/2024	2,600	2,599
4.850% due 02/01/2044	1,300	1,367
5.000% due 07/01/2019 (b)	2,400	2,349
Lloyds Banking Group PLC
7.500% due 06/27/2024 (b)	634	655
MetLife, Inc.
10.750% due 08/01/2069	2,000	3,240
Morgan Stanley
3.875% due 04/29/2024	3,600	3,604
6.375% due 07/24/2042	800	1,002
Navient LLC
5.625% due 08/01/2033	1,000	845
Pacific Life Insurance Co.
9.250% due 06/15/2039	1,200	1,870
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (b)	1,000	1,147
7.648% due 09/30/2031 (b)	1,900	2,233
SAFG Retirement Services, Inc.
5.600% due 07/31/2097	1,900	2,037
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	1,000	1,005
Wells Fargo & Co.
3.300% due 09/09/2024	3,500	3,439
5.375% due 11/02/2043	4,200	4,612
5.606% due 01/15/2044	200	226
Wells Fargo Bank N.A.
5.850% due 02/01/2037	750	924
6.600% due 01/15/2038	2,400	3,216
Weyerhaeuser Co.
7.375% due 03/15/2032	3,200	4,253

		119,551

INDUSTRIALS 22.8%
21st Century Fox America, Inc.
6.150% due 02/15/2041	2,500	2,977
AbbVie, Inc.
4.400% due 11/06/2042	3,100	2,924
Actavis, Inc.
3.250% due 10/01/2022	2,900	2,803
Altria Group, Inc.
9.250% due 08/06/2019	89	116
9.950% due 11/10/2038	933	1,547
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	900	876
American Airlines Pass-Through Trust
4.375% due 04/01/2024	800	804
Amgen, Inc.
4.950% due 10/01/2041	3,114	3,238
6.900% due 06/01/2038	1,600	2,078
Anadarko Petroleum Corp.
7.950% due 06/15/2039	1,800	2,558
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	900	1,168
Barrick International Barbados Corp.
6.350% due 10/15/2036	600	638
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	1,949

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boston Scientific Corp.
4.125% due 10/01/2023	$3,100	$3,182
7.375% due 01/15/2040	2,000	2,776
Burlington Northern Santa Fe LLC
4.450% due 03/15/2043	400	399
Cameron International Corp.
5.950% due 06/01/2041	1,300	1,526
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	650	462
Comcast Corp.
6.400% due 05/15/2038	50	64
6.500% due 11/15/2035	200	261
6.550% due 07/01/2039	2,000	2,623
6.950% due 08/15/2037	700	947
7.050% due 03/15/2033	600	807
COX Communications, Inc.
8.375% due 03/01/2039	3,100	4,422
CVS Pass-Through Trust
4.704% due 01/10/2036	3,438	3,646
7.507% due 01/10/2032	2,069	2,638
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	2,600	3,801
Devon Energy Corp.
4.750% due 05/15/2042	700	699
Devon Financing Corp. LLC
7.875% due 09/30/2031	400	555
Discovery Communications LLC
4.950% due 05/15/2042	3,700	3,717
Domtar Corp.
6.750% due 02/15/2044	1,500	1,640
Dow Chemical Co.
9.400% due 05/15/2039	100	159
Ecopetrol S.A.
7.375% due 09/18/2043	3,300	3,995
Enbridge, Inc.
4.500% due 06/10/2044	1,500	1,466
Encana Corp.
6.500% due 08/15/2034	2,000	2,441
Energy Transfer Partners LP
6.625% due 10/15/2036	500	581
7.500% due 07/01/2038	400	511
Enterprise Products Operating LLC
4.450% due 02/15/2043	2,600	2,519
4.850% due 03/15/2044	600	612
5.100% due 02/15/2045	2,200	2,330
5.750% due 03/01/2035	200	232
Ford Motor Co.
4.750% due 01/15/2043	1,100	1,105
7.450% due 07/16/2031	2,200	2,912
Freeport-McMoRan, Inc.
5.450% due 03/15/2043	500	512
Goldcorp, Inc.
5.450% due 06/09/2044	1,600	1,666
GTL Trade Finance, Inc.
5.893% due 04/29/2024	792	803
Kinder Morgan Energy Partners LP
5.500% due 03/01/2044	1,500	1,509
6.950% due 01/15/2038	1,500	1,755
Kraft Foods Group, Inc.
6.500% due 02/09/2040	800	994
Masco Corp.
7.750% due 08/01/2029	2,400	2,763
Mid-America Apartments LP
3.750% due 06/15/2024	1,500	1,482
NBCUniversal Media LLC
6.400% due 04/30/2040	1,100	1,422

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	99

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	$2,750	$2,401
Newmont Mining Corp.
6.250% due 10/01/2039	600	593
ONEOK Partners LP
6.200% due 09/15/2043	2,000	2,318
Oracle Corp.
4.500% due 07/08/2044	5,500	5,581
Petrobras International Finance Co. S.A.
6.875% due 01/20/2040	2,600	2,711
7.875% due 03/15/2019	1,700	1,957
Pfizer, Inc.
7.200% due 03/15/2039	670	949
Philip Morris International, Inc.
3.600% due 11/15/2023	700	710
Pride International, Inc.
7.875% due 08/15/2040	200	258
QVC, Inc.
5.950% due 03/15/2043	2,100	2,232
Reynolds American, Inc.
6.150% due 09/15/2043	3,000	3,444
Rockies Express Pipeline LLC
6.875% due 04/15/2040	1,200	1,308
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017	1,000	1,029
SABMiller Holdings, Inc.
4.950% due 01/15/2042	1,500	1,567
SES S.A.
5.300% due 04/04/2043	1,800	1,913
Suncor Energy, Inc.
6.500% due 06/15/2038	200	256
6.850% due 06/01/2039	800	1,062
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,312
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	800	1,017
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	100	128
8.375% due 06/15/2032	2,400	3,168
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	600	724
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	1,800	1,763
Thomson Reuters Corp.
5.650% due 11/23/2043	3,500	3,902
Time Warner Cable, Inc.
5.500% due 09/01/2041	1,797	2,030
5.875% due 11/15/2040	400	472
6.550% due 05/01/2037	2,000	2,531
Time Warner, Inc.
4.650% due 06/01/2044	1,700	1,652
6.250% due 03/29/2041	100	118
6.500% due 11/15/2036	2,469	2,980
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	121
7.250% due 08/15/2038	300	407
Transocean, Inc.
7.500% due 04/15/2031	1,000	1,048
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	742	810
United Airlines Pass-Through Trust
4.000% due 10/11/2027	1,000	1,005
UnitedHealth Group, Inc.
6.625% due 11/15/2037	1,300	1,710
Vale Overseas Ltd.
6.250% due 01/23/2017	200	221
6.875% due 11/10/2039	2,800	3,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vessel Management Services, Inc.
3.432% due 08/15/2036	$2,188	$2,183
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,100	1,248
6.200% due 04/15/2038	900	1,153
WellPoint, Inc.
4.650% due 01/15/2043	1,600	1,580
Williams Cos., Inc.
7.500% due 01/15/2031	1,361	1,582
8.750% due 03/15/2032	137	174
Williams Partners LP
4.900% due 01/15/2045	1,500	1,469

		159,565

UTILITIES 11.7%
Anadarko Finance Co.
7.500% due 05/01/2031	900	1,222
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,830
7.000% due 04/01/2038	100	136
AT&T, Inc.
4.350% due 06/15/2045	210	194
4.800% due 06/15/2044	4,100	4,049
5.350% due 09/01/2040	3,618	3,850
6.550% due 02/15/2039	600	755
Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	400	491
6.500% due 09/15/2037	1,600	2,076
British Telecommunications PLC
9.625% due 12/15/2030	600	945
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	1,382	1,479
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	1,500	1,524
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	538
Delmarva Power & Light Co.
3.500% due 11/15/2023	2,900	2,975
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	908
Enable Midstream Partners LP
5.000% due 05/15/2044	3,000	3,023
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,520
FirstEnergy Corp.
7.375% due 11/15/2031	400	474
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,023
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	615
Koninklijke KPN NV
8.375% due 10/01/2030	2,400	3,319
Majapahit Holding BV
7.750% due 01/20/2020	900	1,046
NGPL PipeCo LLC
7.768% due 12/15/2037	1,300	1,349
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,443
Pacific Gas & Electric Co.
5.400% due 01/15/2040	200	229
6.050% due 03/01/2034	3,201	3,963
PacifiCorp
6.000% due 01/15/2039	1,300	1,654
Petroleos Mexicanos
5.500% due 06/27/2044	4,000	4,102
6.500% due 06/02/2041	1,000	1,162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Plains All American Pipeline LP
6.650% due 01/15/2037	$100	$125
Progress Energy, Inc.
7.750% due 03/01/2031	400	564
Shell International Finance BV
3.625% due 08/21/2042	1,100	1,009
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,367
Southern California Edison Co.
5.625% due 02/01/2036	200	242
6.000% due 01/15/2034	300	381
Telefonica Europe BV
8.250% due 09/15/2030	2,500	3,396
Verizon Communications, Inc.
4.862% due 08/21/2046	4,040	4,061
5.012% due 08/21/2054	7,400	7,467
6.400% due 09/15/2033	1,964	2,394
6.550% due 09/15/2043	7,375	9,228
Virginia Electric and Power Co.
8.875% due 11/15/2038	1,000	1,644
Vodafone Group PLC
4.375% due 02/19/2043	500	460
6.150% due 02/27/2037	1,200	1,382

		81,614

Total Corporate Bonds & Notes (Cost $341,328)		360,730

MUNICIPAL BONDS & NOTES 6.2%

CALIFORNIA 2.4%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,300	1,858
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	400	562
7.500% due 04/01/2034	600	857
7.550% due 04/01/2039	3,300	4,815
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	170	135
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	150	207
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,058
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	100	134
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	2,090
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,900	2,505
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	1,922

		17,143

GEORGIA 0.7%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,957	3,711
6.655% due 04/01/2057	700	862

		4,573

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.8%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$2,500	$2,872
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	2,100	2,595

		5,467

MICHIGAN 0.2%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,000	1,147

NEVADA 0.2%
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	1,200	1,309
7.100% due 06/01/2039	200	221

		1,530

NEW JERSEY 0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	558

NEW YORK 0.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	511
6.814% due 11/15/2040	1,400	1,917
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	1,000	1,204
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	1,200	1,492

		5,124

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	339

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,437
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	78

		2,515

TEXAS 0.5%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	1,500	1,682
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	600	665
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
6.308% due 02/01/2037	800	901

		3,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.2%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	$1,300	$1,623

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	81

Total Municipal Bonds & Notes (Cost $39,141)		43,348

U.S. GOVERNMENT AGENCIES 9.3%
Fannie Mae
0.000% due 06/01/2017 (f)	2,400	2,325
0.355% due 10/27/2037	400	399
3.980% due 07/01/2021	2,500	2,697
5.625% due 04/17/2028	100	124
6.000% due 04/18/2036	900	970
6.250% due 05/15/2029	2,200	2,982
Fannie Mae Strips
0.000% due 05/15/2030 - 11/15/2030	20,000	11,335
Financing Corp.
0.000% due 12/27/2018	5,200	4,819
8.600% due 09/26/2019	1,470	1,926
Freddie Mac
5.000% due 04/15/2038	264	287
6.250% due 07/15/2032	500	700
6.750% due 03/15/2031	2,800	4,042
Freddie Mac Strips
0.000% due 03/15/2031	1,100	601
Ginnie Mae
5.500% due 10/20/2037	434	518
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	8,400	10,301
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	12,300	8,871
Resolution Funding Corp. Strips
0.000% due 01/15/2030 - 04/15/2030	2,300	1,379
Small Business Administration
5.290% due 12/01/2027	285	316
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,410
4.875% due 01/15/2048	1,900	2,207
5.250% due 09/15/2039	900	1,097
5.375% due 04/01/2056	1,200	1,480
5.880% due 04/01/2036	3,000	3,925

Total U.S. Government Agencies (Cost $57,895)		64,711

U.S. TREASURY OBLIGATIONS 21.5%
U.S. Treasury Bonds
2.750% due 08/15/2042 (d)	14,200	13,015
3.000% due 05/15/2042 (f)	1,300	1,256
3.125% due 11/15/2041 (d)(f)	19,500	19,348
3.125% due 02/15/2042 (d)	4,200	4,161
3.125% due 02/15/2043 (d)(f)	15,700	15,479
3.125% due 08/15/2044 (d)	3,600	3,543
3.375% due 05/15/2044 (d)	29,100	30,050
3.750% due 11/15/2043 (f)(h)	3,900	4,312
4.250% due 05/15/2039 (d)	3,900	4,667
4.375% due 11/15/2039 (d)(f)	5,100	6,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 05/15/2038 (f)		$700	$866
4.500% due 08/15/2039 (d)		4,600	5,711
U.S. Treasury Inflation Protected Securities (a)
1.375% due 02/15/2044 (f)		10,325	11,061
U.S. Treasury Strips
0.000% due 05/15/2032		1,100	631
0.000% due 11/15/2032		7,400	4,166
0.000% due 08/15/2033		2,500	1,369
0.000% due 11/15/2033		500	271
0.000% due 05/15/2034		600	320
0.000% due 11/15/2034		200	105
0.000% due 11/15/2039		1,700	757
0.000% due 08/15/2040		18,800	8,145
0.000% due 11/15/2040 (f)		25,200	10,840
0.000% due 08/15/2042		2,600	1,035
0.000% due 05/15/2043		6,800	2,630

Total U.S. Treasury Obligations (Cost $142,429)			149,963

MORTGAGE-BACKED SECURITIES 1.5%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035		1,200	1,391
Citigroup Mortgage Loan Trust, Inc.
2.622% due 03/25/2034		195	197
DBUBS Mortgage Trust
1.504% due 07/12/2044		1,745	1,785
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,900	1,947
5.444% due 03/10/2039		300	324
IndyMac Mortgage Loan Trust
0.335% due 07/25/2047		215	170
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046		1,200	1,284
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,430	1,585
Structured Asset Mortgage Investments Trust
0.345% due 07/25/2046		100	82
0.375% due 05/25/2036		186	140
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,406

Total Mortgage-Backed Securities (Cost $9,936)			10,311

ASSET-BACKED SECURITIES 0.0%
SLM Student Loan Trust
1.734% due 04/25/2023		313	325

Total Asset-Backed Securities (Cost $309)			325

SOVEREIGN ISSUES 3.0%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		800	903
Canada Housing Trust
2.650% due 03/15/2022	CAD	1,000	913
Colombia Government International Bond
6.125% due 01/18/2041		$1,200	1,412
Hydro-Quebec
6.500% due 02/15/2035	CAD	6,400	8,063
Mexico Government International Bond
5.950% due 03/19/2019		$2,800	3,203
6.050% due 01/11/2040		1,200	1,422
Province of Ontario
5.600% due 06/02/2035	CAD	3,200	3,715
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,620

Total Sovereign Issues (Cost $22,104)			21,251

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	101

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.	463	$25

Total Common Stocks (Cost $13)		25

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.4%
Credit Agricole Corporate and Investment Bank
0.565% due 11/30/2015	$3,000	3,000

REPURCHASE AGREEMENTS (c) 0.6%
		4,245

U.S. TREASURY BILLS 0.0%
0.042% due 03/12/2015	151	151

Total Short-Term Instruments (Cost $7,395)		7,396

Total Investments in Securities (Cost $623,506)		660,991

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.0%

SHORT-TERM INSTRUMENTS 16.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.0%
PIMCO Short-Term Floating NAV Portfolio	1,884,709	$18,858
PIMCO Short-Term Floating NAV Portfolio III	9,273,522	92,652

Total Short-Term Instruments (Cost $111,516)		111,510

Total Investments in Affiliates (Cost $111,516)		111,510

Total Investments 110.5% (Cost $735,022)		$772,501

Financial Derivative Instruments (e)(g) (0.2%) (Cost or Premiums, net $(232))		(1,211)

Other Assets and Liabilities, net (10.3%)		(72,267)

Net Assets 100.0%		$699,023

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$4,245	U.S. Treasury Notes 1.500% due 02/28/2019	$(4,333)	$4,245	$4,245

Total Repurchase Agreements						$(4,333)	$4,245	$4,245

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.100%	09/29/2014	10/29/2014	$(10,891)	$(10,891)
JPS	0.200%	09/24/2014	10/08/2014	(9,293)	(9,293)

Total Reverse Repurchase Agreements					$(20,184)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%	09/25/2014	10/24/2014	$(4,961)	$(4,971)
	0.200%	09/25/2014	10/09/2014	(828)	(829)
BPG	0.200%	09/30/2014	10/10/2014	(21,037)	(21,055)
FOB	0.100%	10/01/2014	10/21/2014	(1,598)	(1,601)
	0.110%	10/01/2014	10/10/2014	(5,549)	(5,553)
GSC	0.150%	09/18/2014	10/17/2014	(17,617)	(17,644)

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
	0.150%	09/23/2014	10/23/2014	$(1,440)	$(1,443)
MSC	0.050%	09/25/2014	10/02/2014	(6,521)	(6,521)
	0.180%	09/22/2014	10/06/2014	(513)	(513)
	0.230%	09/24/2014	10/01/2014	(5,472)	(5,472)

Total Sale-Buyback Transactions					$(65,602)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $40,505 at a weighted average interest rate of 0.119%.
(3)	Payable for sale-buyback transactions includes $61 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
FOB	Fannie Mae	6.000%	10/01/2044	$1,000	$(1,126)	$(1,131)

Total Short Sales					$(1,126)	$(1,131)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(d)	Securities with an aggregate market value of $85,756 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
DEU	$0	$(10,891)	$0	$0	$(10,891)	$10,868	$(23)
JPS	0	(9,293)	0	0	(9,293)	9,294	1
SSB	4,245	0	0	0	4,245	(4,333)	(88)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,800)	0	(5,800)	5,787	(13)
BPG	0	0	(21,055)	0	(21,055)	20,736	(319)
FOB	0	0	(7,154)	(1,131)	(8,285)	7,084	(1,201)
GSC	0	0	(19,087)	0	(19,087)	18,874	(213)
MSC	0	0	(12,506)	0	(12,506)	12,573	67

Total Borrowings and Other Financing Transactions	$4,245	$(20,184)	$(65,602)	$(1,131)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	Long	12/2014	4,212	$(3,642)	$0	$(842)
S&P 500 Index December Futures	Long	12/2014	503	(2,393)	0	(503)
U.S. Treasury 30-Year Bond December Futures	Long	12/2014	555	(963)	0	(226)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2014	50	(79)	0	(39)

Total Futures Contracts				$(7,077)	$0	$(1,610)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$17,200	$280	$(8)	$19	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	103

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/18/2024	$2,100	$(39)	$(26)	$3	$0

Total Swap Agreements					$241	$(34)	$22	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(f)	Securities with an aggregate market value of $33,447 and cash of $240 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$22	$22	$0	$(1,610)	$0	$(1,610)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	13,574	$		12,321	$205	$0

BRC	12/2014	$		149		MXN	2,016	1	0

CBK	10/2014		EUR	4,358	$		5,746	241	0

GLM	10/2014		JPY	399,300			3,836	195	0

JPM	10/2014	$		3,668		JPY	399,300	0	(28)
	11/2014		JPY	399,300	$		3,669	28	0

UAG	10/2014	$		5,574		EUR	4,358	0	(69)
	11/2014		EUR	4,358	$		5,575	69	0

Total Forward Foreign Currency Contracts								$739	$(97)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	3,500	$308	$324

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		5,400	454	500

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		3,600	317	334

								$1,079	$1,158

Total Purchased Options								$1,079	$1,158

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-22 5-Year Index	Sell	0.990%	10/15/2014	$4,000	$(13)	$(1)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014	7,400	(7)	(8)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015	21,500	(31)	(37)

						$(51)	$(46)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	4,300	$(39)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	7,700	$(320)	$(344)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/05/2015		21,600	(60)	(26)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	01/05/2015		21,600	(67)	(91)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		11,700	(469)	(523)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		7,800	(324)	(349)

								$(1,240)	$(1,333)

Total Written Options								$(1,330)	$(1,380)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	$24,100	$(230)
Sales	109,300	(1,309)
Closing Buys	0	0
Expirations	(15,900)	146
Exercised	(9,900)	63

Balance at End of Period	$107,600	$(1,330)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	26,800	$19	$230	$249	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	S&P 500 Total Return Index	14,597	3-Month USD-LIBOR plus a specified spread	03/13/2015	$52,717		$(292)	$0	$(292)

Total Swap Agreements							$19	$(62)	$249	$(292)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	105

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(h)	Securities with an aggregate market value of $273 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$205	$324	$0	$529	$0	$(345)	$(292)	$(637)	$(108)	$0	$(108)
BRC	1	0	249	250	0	0	0	0	250	(290)	(40)
CBK	241	0	0	241	0	(1)	0	(1)	240	0	240
DUB	0	500	0	500	0	(640)	0	(640)	(140)	273	133
GLM	195	0	0	195	0	0	0	0	195	0	195
GST	0	0	0	0	0	(45)	0	(45)	(45)	0	(45)
JPM	28	334	0	362	(28)	(349)	0	(377)	(15)	0	(15)
UAG	69	0	0	69	(69)	0	0	(69)	0	0	0

Total Over the Counter	$739	$1,158	$249	$2,146	$(97)	$(1,380)	$(292)	$(1,769)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$19	$0	$0	$3	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$739	$0	$739
Purchased Options	0	0	0	0	1,158	1,158
Swap Agreements	0	0	0	0	249	249

	$0	$0	$0	$739	$1,407	$2,146

	$0	$19	$0	$739	$1,410	$2,168

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,345	$0	$265	$1,610

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$97	$0	$97
Written Options	0	46	0	0	1,334	1,380
Swap Agreements	0	0	292	0	0	292

	$0	$46	$292	$97	$1,334	$1,769

	$0	$46	$1,637	$97	$1,599	$3,379

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(12)	$0	$0	$(12)
Futures	0	0	43,222	0	5,306	48,528
Swap Agreements	0	72	0	0	(145)	(73)

	$0	$72	$43,210	$0	$5,161	$48,443

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$156	$0	$156
Written Options	0	17	0	0	129	146
Swap Agreements	0	93	4,149	0	53	4,295

	$0	$110	$4,149	$156	$182	$4,597

	$0	$182	$47,359	$156	$5,343	$53,040

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$7	$0	$0	$7
Futures	0	0	(10,310)	0	(1,779)	(12,089)
Swap Agreements	0	(8)	0	0	(26)	(34)

	$0	$(8)	$(10,303)	$0	$(1,805)	$(12,116)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$576	$0	$576
Purchased Options	0	0	0	0	79	79
Written Options	0	6	0	0	(171)	(165)
Swap Agreements	0	(35)	(1,125)	0	(12)	(1,172)

	$0	$(29)	$(1,125)	$576	$(104)	$(682)

	$0	$(37)	$(11,428)	$576	$(1,909)	$(12,798)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,931	$0	$2,931
Corporate Bonds & Notes
Banking & Finance	0	118,329	1,222	119,551
Industrials	0	158,560	1,005	159,565
Utilities	0	80,135	1,479	81,614
Municipal Bonds & Notes
California	0	17,143	0	17,143
Georgia	0	4,573	0	4,573
Illinois	0	5,467	0	5,467
Michigan	0	1,147	0	1,147
Nevada	0	1,530	0	1,530
New Jersey	0	558	0	558
New York	0	5,124	0	5,124
North Carolina	0	339	0	339
Ohio	0	2,515	0	2,515
Texas	0	3,248	0	3,248
Utah	0	1,623	0	1,623
West Virginia	0	81	0	81
U.S. Government Agencies	0	64,711	0	64,711
U.S. Treasury Obligations	0	149,963	0	149,963
Mortgage-Backed Securities	0	10,311	0	10,311
Asset-Backed Securities	0	325	0	325
Sovereign Issues	0	21,251	0	21,251
Common Stocks
Financials	25	0	0	25
Short-Term Instruments
Certificates of Deposit	0	3,000	0	3,000
Repurchase Agreements	0	4,245	0	4,245
U.S. Treasury Bills	0	151	0	151
	$25	$657,260	$3,706	$660,991

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$111,510	$0	$0	$111,510

Total Investments	$111,535	$657,260	$3,706	$772,501

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,131)	$0	$(1,131)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	22	0	22
Over the counter	0	2,146	0	2,146
	$0	$2,168	$0	$2,168

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,610)	0	0	(1,610)
Over the counter	0	(1,769)	0	(1,769)
	$(1,610)	$(1,769)	$0	$(3,379)

Totals	$109,925	$656,528	$3,706	$770,159

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	107

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of seven funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

108	PIMCO STOCKSPLUS® FUNDS

September 30, 2014 (Unaudited)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Funds adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

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Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

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market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on

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Notes to Financial Statements (Cont.)

country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  Certain funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to

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what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$4	$0	$(4)	$0	$0	$0	$0	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	84	57,001	(34,870)	1	0	22,216	1	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1	0	(1)	0	0	0	0	0
PIMCO StocksPLUS® Fund	4	0	(4)	0	0	0	0	0
PIMCO StocksPLUS® Absolute Return Fund	3	6,400	(6,383)	0	0	20	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	18	0	(18)	0	0	0	0	0
PIMCO StocksPLUS® Long Duration Fund	73,398	51,853	(106,400)	6	1	18,858	53	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$303,978	$645,400	$(635,800)	$(10)	$17	$313,585	$395	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	148,266	256,187	(366,000)	22	(13)	38,462	87	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	303,656	613,916	(541,800)	19	(5)	375,786	515	0
PIMCO StocksPLUS® Fund	344,826	252,844	(316,600)	27	(29)	281,068	440	0
PIMCO StocksPLUS® Absolute Return Fund	284,652	511,964	(415,700)	(50)	57	380,923	461	0
PIMCO StocksPLUS® AR Short Strategy Fund	1,409,463	2,527,430	(2,530,799)	(122)	148	1,406,120	1,811	0
PIMCO StocksPLUS® Long Duration Fund	0	92,659	0	0	(7)	92,652	58	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest,

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are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

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(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or

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future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional

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amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these

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bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

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As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA

Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.39%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.44%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® AR Short Strategy Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	N/A	N/A	N/A	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, and Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2014, the Distributor received $4,229,322 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other

122	PIMCO STOCKSPLUS® FUNDS

September 30, 2014 (Unaudited)

portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the

Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$140,100	$0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	87,506	5,791
PIMCO Small Cap StocksPLUS® AR Strategy Fund	107,853	0
PIMCO StocksPLUS® Fund	19,908	0
PIMCO StocksPLUS® Absolute Return Fund	77,634	6,063
PIMCO StocksPLUS® AR Short Strategy Fund	715,718	123,956
PIMCO StocksPLUS® Long Duration Fund	26,025	0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	123

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$1,051,707	$1,115,140	$180,115	$174,983
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,562,270	1,453,987	405,826	251,946
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,149,815	1,182,725	186,537	156,544
PIMCO StocksPLUS® Fund	46,428	76,102	157,361	205,940
PIMCO StocksPLUS® Absolute Return Fund	1,005,211	1,072,710	177,338	135,844
PIMCO StocksPLUS® AR Short Strategy Fund	3,411,982	3,316,836	805,030	839,307
PIMCO StocksPLUS® Long Duration Fund	220,212	183,160	134,176	25,318

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (1)				PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	896	$6,211	16,706	$119,876	5,806	$47,287	24,526	$191,420
Class P	1,600	11,301	4,656	33,196	1,942	15,657	5,358	42,253
Administrative Class	44	306	198	1,332	0	0	0	0
Class D	1,768	12,281	3,375	23,370	7,250	57,199	18,225	138,968
Class A	934	6,498	3,291	22,631	4,279	33,636	18,798	142,562
Class B	0	0	0	0	1	13	54	390
Class C	280	1,875	958	6,485	1,412	10,474	7,920	57,053
Issued as reinvestment of distributions
Institutional Class	4,593	32,195	23,430	160,872	1,547	12,615	2,370	18,170
Class P	48	333	144	989	243	1,971	170	1,315
Administrative Class	11	73	32	214	0	0	0	0
Class D	149	1,027	448	3,038	1,078	8,493	1,146	8,431
Class A	116	797	380	2,565	1,114	8,762	900	6,748
Class B	0	0	0	0	3	21	4	31
Class C	34	230	136	895	456	3,387	297	2,118
Cost of shares redeemed
Institutional Class	(33,072)	(231,371)	(17,336)	(120,498)	(12,366)	(99,689)	(27,596)	(214,867)
Class P	(984)	(7,038)	(5,347)	(38,051)	(1,361)	(10,915)	(1,918)	(14,761)
Administrative Class	(56)	(388)	(57)	(384)	0	0	0	0
Class D	(903)	(6,210)	(2,937)	(20,051)	(6,250)	(48,988)	(26,271)	(192,944)
Class A	(874)	(5,929)	(1,251)	(8,407)	(4,164)	(32,583)	(6,775)	(51,087)
Class B	0	0	0	0	(29)	(219)	(54)	(391)
Class C	(251)	(1,675)	(321)	(2,126)	(1,302)	(9,626)	(1,362)	(9,722)
Net increase (decrease) resulting from Fund share transactions	(25,667)	$(179,484)	26,505	$185,946	(341)	$(2,505)	15,792	$125,687

124	PIMCO STOCKSPLUS® FUNDS

September 30, 2014 (Unaudited)

	PIMCO Small Cap StocksPLUS® AR Strategy Fund				PIMCO StocksPLUS® Fund (2)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7,379	$71,936	15,403	$148,750	15,376	$160,214	52,741	$505,961
Class P	9,618	94,023	12,243	118,195	1,679	17,711	3,503	34,451
Administrative Class	1	10	0	0	20	198	177	1,634
Class D	6,039	57,449	24,901	234,157	1,104	11,004	2,281	21,027
Class A	8,015	77,226	35,654	339,592	3,410	33,982	13,814	127,507
Class B	0	0	0	0	12	113	207	1,847
Class C	1,948	17,783	11,447	104,845	1,101	10,508	7,694	69,758
Class R	0	0	0	0	493	5,040	434	4,096
Issued as reinvestment of distributions
Institutional Class	46	455	3,888	37,467	119	1,267	6,030	58,053
Class P	18	176	1,290	12,389	3	30	205	1,977
Administrative Class	0	0	0	0	0	4	80	742
Class D	18	180	4,831	45,834	1	12	266	2,426
Class A	15	151	4,880	46,581	7	68	2,321	21,325
Class B	0	0	0	0	0	0	29	255
Class C	0	0	1,621	14,783	0	0	1,264	11,264
Class R	0	0	0	0	0	0	110	1,034
Cost of shares redeemed
Institutional Class	(7,440)	(71,663)	(24,710)	(245,651)	(30,956)	(320,502)	(76,387)	(723,206)
Class P	(3,787)	(36,511)	(7,448)	(71,404)	(1,635)	(16,991)	(3,006)	(28,833)
Administrative Class	0	0	0	0	(150)	(1,443)	(213)	(1,979)
Class D	(11,701)	(112,396)	(16,253)	(153,778)	(523)	(5,176)	(2,615)	(23,997)
Class A	(17,711)	(170,211)	(13,222)	(126,751)	(4,905)	(47,812)	(6,295)	(58,254)
Class B	0	0	0	0	(118)	(1,113)	(126)	(1,113)
Class C	(2,940)	(26,800)	(2,395)	(22,012)	(1,400)	(13,346)	(2,251)	(20,430)
Class R	0	0	0	0	(141)	(1,382)	(439)	(4,194)
Net increase (decrease) resulting from Fund share transactions	(10,482)	$(98,192)	52,130	$482,997	(16,503)	$(167,614)	(176)	$1,351

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	125

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® Absolute Return Fund				PIMCO StocksPLUS® AR Short Strategy Fund (3)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,488	$38,449	6,916	$71,625	142,668	$365,617	648,857	$2,111,598
Class P	2,699	29,551	11,560	119,445	15,359	39,422	18,851	57,137
Administrative Class	0	0	0	0	0	0	0	0
Class D	4,075	43,580	14,920	152,301	7,231	18,369	20,709	60,843
Class A	3,794	40,974	20,608	212,580	16,366	41,785	35,559	105,366
Class B	17	181	209	2,105	0	0	0	0
Class C	2,002	20,592	13,471	133,822	2,864	7,001	6,188	17,369
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	23	258	3,340	33,558	7,005	17,611	44,806	127,278
Class P	9	103	1,237	12,346	74	186	390	1,118
Administrative Class	0	0	0	0	0	0	0	0
Class D	18	200	4,195	41,381	46	111	361	991
Class A	17	190	3,988	39,790	31	77	444	1,225
Class B	0	0	25	238	0	0	0	0
Class C	0	1	2,091	19,928	0	0	106	280
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(3,552)	(39,032)	(22,278)	(232,109)	(97,151)	(256,014)	(573,428)	(1,608,145)
Class P	(1,700)	(18,203)	(10,066)	(102,736)	(5,671)	(14,532)	(26,971)	(80,131)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(6,899)	(74,092)	(24,196)	(244,214)	(4,491)	(11,244)	(24,423)	(71,364)
Class A	(6,469)	(69,696)	(11,472)	(117,841)	(24,770)	(61,481)	(54,195)	(159,651)
Class B	(104)	(1,090)	(134)	(1,336)	0	0	0	0
Class C	(2,395)	(24,492)	(4,185)	(41,006)	(1,326)	(3,242)	(6,087)	(16,879)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(4,977)	$(52,526)	10,229	$99,877	58,235	$143,666	91,167	$547,035

	PIMCO StocksPLUS® Long Duration Fund (4)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	26,300	$206,292	23,372	$204,049
Issued as reinvestment of distributions
Institutional Class	681	5,437	26,747	185,020
Cost of shares redeemed
Institutional Class	(17,800)	(138,719)	(73,092)	(620,788)
Net increase (decrease) resulting from Fund share transactions	9,181	$73,010	(22,973)	$(231,719)

(1)	As of September 30, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 89% of the Fund.
(2)	As of September 30, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 11% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of September 30, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 93% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of September 30, 2014, four shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 63% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

126	PIMCO STOCKSPLUS® FUNDS

September 30, 2014 (Unaudited)

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$1,238,281	$12,241	$(18,154)	$(5,913)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	856,665	7,943	(15,185)	(7,242)
PIMCO Small Cap StocksPLUS® AR Fund	1,362,864	12,069	(18,072)	(6,003)
PIMCO StocksPLUS® Fund	933,417	5,726	(6,366)	(640)
PIMCO StocksPLUS® Absolute Return Fund	1,271,028	10,434	(19,057)	(8,623)
PIMCO StocksPLUS® AR Short Strategy Fund	5,279,394	75,275	(73,362)	1,913
PIMCO StocksPLUS® Long Duration Fund	735,267	43,214	(5,980)	37,234

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	127

Notes to Financial Statements (Cont.)

September 30, 2014 (Unaudited)

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$1,238,281	$12,241	$(18,154)	$(5,913)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	856,665	7,943	(15,185)	(7,242)
PIMCO Small Cap StocksPLUS® AR Fund	1,362,864	12,069	(18,072)	(6,003)
PIMCO StocksPLUS® Fund	933,417	5,726	(6,366)	(640)
PIMCO StocksPLUS® Absolute Return Fund	1,271,028	10,434	(19,057)	(8,623)
PIMCO StocksPLUS® AR Short Strategy Fund	5,279,394	75,275	(73,362)	1,913
PIMCO StocksPLUS® Long Duration Fund	735,267	43,214	(5,980)	37,234

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

128	PIMCO STOCKSPLUS® FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NOM	Nomura Securities International Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	TRY	Turkish New Lira
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HKD	Hong Kong Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International
AID	Agency International Development	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TBD	To Be Determined
BBR	Bank Bill Rate	JSC	Joint Stock Company	TBD%	Interest Rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	129

Approval of Investment Advisory Contract

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2015; and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

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2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO Low Volatility RAFI®-PLUS suite, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; its efforts

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Approval of Investment Advisory Contract (Cont.)

to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014. The Board noted that, as of May 31, 2014, the Institutional Class of 61%, 67% and 80% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2014. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fees for the PIMCO Emerging Markets Bond Fund effective October 1, 2014, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

132	PIMCO STOCKSPLUS® FUNDS

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The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in supervisory and administrative fees for PIMCO Emerging Markets Bond Fund effective October 1, 2014. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 47 out of 60 comparisons. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have

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Approval of Investment Advisory Contract (Cont.)

few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time (including the proposed reductions for certain classes of PIMCO Emerging Markets Bond Fund to be effective October 1, 2014), had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of

134	PIMCO STOCKSPLUS® FUNDS

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economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	135

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Tax Managed Real Return Fund

PIMCO Unconstrained Tax Managed Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Notes to Financial Statements		91
Glossary		113
Approval of Investment Advisory Contract		114

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	6	43
PIMCO California Municipal Bond Fund	7	46
PIMCO California Short Duration Municipal Income Fund	8	48
PIMCO High Yield Municipal Bond Fund	9	52
PIMCO Municipal Bond Fund	10	58
PIMCO National Intermediate Municipal Bond Fund	11	64
PIMCO New York Municipal Bond Fund	12	68
PIMCO Short Duration Municipal Income Fund	13	70
PIMCO Tax Managed Real Return Fund	14	74
PIMCO Unconstrained Tax Managed Bond Fund	15	79

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Semiannual Report covering the six-month reporting period ended September 30, 2014, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark ten-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, issuer non-diversification risk, leveraging risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, management risk, operational risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Income from the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund may be subject to Federal and state income taxes.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. However, the Average Annual Total Return table for the PIMCO Unconstrained Tax Managed Bond Fund

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

and the PIMCO Tax Managed Real Return Fund each disclose returns after taxes on Fund distributions. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B and Class C shares is typically lower than

Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	01/31/00	10/19/99	—	08/31/09
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	05/31/12
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	08/31/06	—	08/31/09
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	07/31/06	—	12/29/06
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	09/30/98	04/08/98	04/01/98	04/01/98	04/01/98
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	05/31/12
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	01/31/00	10/19/99	—	08/31/09
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	10/22/02	01/31/00	03/28/02	—	03/28/02
PIMCO Tax Managed Real Return Fund	10/30/09	10/30/09	10/30/09	—	10/30/09	10/30/09	—	10/30/09
PIMCO Unconstrained Tax Managed Bond Fund	01/30/09	01/30/09	09/10/09	—	01/30/09	01/30/09	—	01/30/09

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
Class P - PCIPX	Class C - PCFCX
Class D - PCIDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

California	92.9%
Short-Term Instruments‡	7.0%
New Jersey	0.1%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	2.53%	4.68%	3.80%	3.38%	4.10%
PIMCO California Intermediate Municipal Bond Fund Class P	2.48%	4.58%	3.70%	3.28%	4.01%
PIMCO California Intermediate Municipal Bond Fund Class D	2.36%	4.34%	3.46%	3.03%	3.73%
PIMCO California Intermediate Municipal Bond Fund Class A	2.36%	4.34%	3.46%	3.03%	3.72%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	0.06%	0.43%	2.84%	2.71%	3.51%
PIMCO California Intermediate Municipal Bond Fund Class C	1.98%	3.57%	2.69%	2.28%	3.00%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	0.98%	2.57%	2.69%	2.28%	3.00%
Barclays California Intermediate Municipal Bond Index	3.12%	5.89%	5.07%	4.88%	5.31%
Lipper California Intermediate Municipal Debt Funds Average	3.04%	5.66%	3.72%	3.61%	4.39%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s average effective duration positioning (or sensitivity to changes in market interest rates) was managed below its benchmark index over the majority of the reporting period, which detracted from performance as municipal bond yields moved lower across the yield curve.

»	An overweight to revenue-backed municipal bonds contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the education sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
Class P - PCTPX	Class C - PCTGX
Class D - PCTDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

California	92.2%
Short-Term Instruments‡	7.8%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	4.40%	8.47%	3.92%
PIMCO California Municipal Bond Fund Class P	4.35%	8.36%	3.82%
PIMCO California Municipal Bond Fund Class D	4.22%	8.09%	3.56%
PIMCO California Municipal Bond Fund Class A	4.22%	8.09%	3.56%
PIMCO California Municipal Bond Fund Class A (adjusted)	1.88%	4.04%	1.88%
PIMCO California Municipal Bond Fund Class C	3.83%	7.28%	2.81%
PIMCO California Municipal Bond Fund Class C (adjusted)	2.83%	6.28%	2.81%
Barclays California Municipal Bond Index	4.50%	9.20%	4.37%
Lipper California Municipal Debt Funds Average	5.37%	10.56%	4.24%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.54% for Class C shares.

Portfolio Insights

»

The PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s effective duration positioning (or sensitivity to changes in market interest rates) was managed below its benchmark index, which detracted from performance as yields moved lower across the yield curve.

»	An overweight to revenue-backed municipal bonds contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the lease-backed sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the industrial revenue sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the education sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
Class P - PCDPX	Class C - PCSCX
Class D - PCDDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

California	86.6%
Short-Term Instruments‡	12.4%
Utah	0.7%
New York	0.3%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	0.70%	1.09%	0.89%	1.92%
PIMCO California Short Duration Municipal Income Fund Class P	0.65%	0.99%	0.79%	1.82%
PIMCO California Short Duration Municipal Income Fund Class D	0.50%	0.69%	0.48%	1.51%
PIMCO California Short Duration Municipal Income Fund Class A	0.50%	0.69%	0.48%	1.51%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	-1.76%	-1.58%	0.03%	1.23%
PIMCO California Short Duration Municipal Income Fund Class C	0.35%	0.39%	0.15%	1.19%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	-0.65%	-0.61%	0.15%	1.19%
Barclays California 1 Year Municipal Bond Index	0.30%	0.71%	1.14%	2.27%
Lipper California Short/Intermediate Municipal Debt Funds Average	1.57%	3.05%	2.27%	2.93%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

»

The Fund’s effective duration positioning (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the reporting period, which contributed to performance as municipal bond yields moved lower across the yield curve.

»	An overweight to revenue-backed municipal bonds contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the sector outperformed the general municipal bond market over the reporting period.

»

An underweight to pre-refunded securities detracted from performance as the pre-refunded securities within the Fund’s benchmark index outperformed the general municipal bond market over the reporting period.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
Class P - PYMPX	Class C - PYMCX
Class D - PYMDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Ohio	14.6%
Texas	12.0%
California	8.1%
Short-Term Instruments‡	6.7%
New Jersey	6.5%
Florida	5.3%
Alabama	5.2%
New York	5.1%
Other	36.5%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	4.89%	10.20%	6.23%	3.39%
PIMCO High Yield Municipal Bond Fund Class P	4.84%	10.09%	6.12%	3.28%
PIMCO High Yield Municipal Bond Fund Class D	4.73%	9.87%	5.94%	3.09%
PIMCO High Yield Municipal Bond Fund Class A	4.73%	9.87%	5.94%	3.09%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	2.38%	5.75%	4.97%	2.71%
PIMCO High Yield Municipal Bond Fund Class C	4.34%	9.06%	5.15%	2.33%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	3.34%	8.06%	5.15%	2.33%
60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	5.38%	10.35%	6.75%	4.92%
Lipper High Yield Municipal Debt Funds Average	6.27%	12.09%	6.17%	3.74%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.60% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s effective duration positioning (or sensitivity to changes in market interest rates) was managed below its benchmark index, which detracted from performance as yields moved lower across the yield curve.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the tobacco sector throughout the majority of the reporting period detracted from performance as the segment underperformed the general municipal bond market over this period.

»	An underweight to the lease-backed sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
Class P - PMUPX	Class B - PMLBX
Administrative Class - PMNAX	Class C - PMLCX
Class D - PMBDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

California	14.3%
New York	13.3%
Texas	10.3%
Short-Term Instruments‡	9.0%
Ohio	7.5%
Pennsylvania	5.4%
Florida	5.0%
Other	35.2%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	4.92%	9.83%	5.44%	3.64%	4.25%
PIMCO Municipal Bond Fund Class P	4.86%	9.72%	5.34%	3.52%	4.13%
PIMCO Municipal Bond Fund Administrative Class	4.78%	9.55%	5.21%	3.40%	4.00%
PIMCO Municipal Bond Fund Class D	4.75%	9.49%	5.12%	3.31%	3.91%
PIMCO Municipal Bond Fund Class A	4.75%	9.49%	5.12%	3.31%	3.90%
PIMCO Municipal Bond Fund Class A (adjusted)	2.40%	5.39%	4.48%	2.99%	3.71%
PIMCO Municipal Bond Fund Class B	4.36%	8.68%	4.34%	2.77%	3.57%
PIMCO Municipal Bond Fund Class B (adjusted)	-0.64%	3.68%	4.00%	2.77%	3.57%
PIMCO Municipal Bond Fund Class C	4.49%	8.95%	4.60%	2.79%	3.38%
PIMCO Municipal Bond Fund Class C (adjusted)	3.49%	7.95%	4.60%	2.79%	3.38%
Barclays Municipal 20 Year Index (17-22 Year)	5.63%	11.27%	5.77%	5.49%	5.79%
Lipper General & Insured Municipal Debt Funds Average	4.56%	8.85%	4.68%	4.05%	4.32%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5.00% CDSC on Class B one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.69% for Administrative Class shares, 0.75% for Class D shares, 0.75% for Class A shares, 1.50% for Class B shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index, which detracted from performance as municipal bond yields moved lower across the yield curve.

»	An overweight to revenue-backed municipal bonds contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the education sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
Class P - PMNPX	Class C - PMNNX
Class D - PMNDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Texas	16.2%
Ohio	13.2%
New York	9.6%
North Carolina	6.8%
Pennsylvania	6.1%
Virginia	5.8%
Short-Term Instruments‡	5.8%
Other	36.5%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	3.49%	6.37%	3.43%
PIMCO National Intermediate Municipal Bond Fund Class P	3.44%	6.26%	3.33%
PIMCO National Intermediate Municipal Bond Fund Class D	3.31%	6.00%	3.08%
PIMCO National Intermediate Municipal Bond Fund Class A	3.31%	6.00%	3.08%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	1.02%	2.01%	1.41%
PIMCO National Intermediate Municipal Bond Fund Class C	3.06%	5.48%	2.59%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	2.06%	4.48%	2.59%
Barclays Municipal Bond 1-20 Year Blend (1-22) Index	3.51%	6.67%	3.01%
Lipper General & Insured Municipal Debt Funds Average	4.56%	8.85%	3.37%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.80% for Class D shares, 0.80% for Class A shares, and 1.30% for Class C shares.

Portfolio Insights

»

The PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

»

The Fund’s average effective duration positioning (or sensitivity to changes in market interest rates) was managed below its benchmark index for the first half of the reporting period, which detracted from performance as municipal bond yields moved lower.

»	An overweight to revenue-backed municipal bonds contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the healthcare sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
Class P - PNYPX	Class C - PBFCX
Class D - PNYDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

New York	89.8%
Short-Term Instruments‡	10.1%
California	0.1%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	4.63%	8.57%	4.25%	4.29%	5.23%
PIMCO New York Municipal Bond Fund Class P	4.58%	8.46%	4.15%	4.19%	5.14%
PIMCO New York Municipal Bond Fund Class D	4.46%	8.21%	3.91%	3.93%	4.86%
PIMCO New York Municipal Bond Fund Class A	4.46%	8.22%	3.91%	3.93%	4.85%
PIMCO New York Municipal Bond Fund Class A (adjusted)	2.11%	4.16%	3.28%	3.61%	4.64%
PIMCO New York Municipal Bond Fund Class C	4.07%	7.41%	3.13%	3.17%	4.11%
PIMCO New York Municipal Bond Fund Class C (adjusted)	3.07%	6.41%	3.13%	3.17%	4.11%
Barclays 20 Year (17-22 Year) New York Municipal Bond Index	5.52%	10.56%	5.20%	5.34%	6.12%
Barclays New York Insured Municipal Bond Index**	4.53%	10.57%	4.52%	4.62%	5.46%
Lipper New York Municipal Debt Funds Average	4.79%	8.83%	4.16%	3.93%	4.56%

All Fund returns are net of fees and expenses.

* Cumulative return.

** Prior to October 1, 2013, the Fund’s primary benchmark was the Barclays New York Insured Municipal Bond Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds are generally issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and New York income tax.

»

The Fund’s average effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index over the reporting period, which detracted from performance as municipal bond yields moved lower across the yield curve.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the lease-backed sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the water and sewer utility sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class D - PSDDX
Class P - PSDPX	Class A - PSDAX
Administrative Class - PSDMX	Class C - PSDCX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Texas	10.6%
New York	9.8%
California	9.8%
Short-Term Instruments‡	6.8%
Georgia	6.7%
Ohio	6.7%
Nevada	5.3%
Other	44.3%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	0.82%	1.54%	1.29%	0.67%	1.62%
PIMCO Short Duration Municipal Income Fund Class P	0.77%	1.44%	1.19%	0.55%	1.51%
PIMCO Short Duration Municipal Income Fund Administrative Class	0.63%	1.19%	1.10%	0.46%	1.40%
PIMCO Short Duration Municipal Income Fund Class D	0.62%	1.13%	0.89%	0.28%	1.22%
PIMCO Short Duration Municipal Income Fund Class A	0.62%	1.14%	0.89%	0.28%	1.21%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	-1.70%	-1.09%	0.42%	0.05%	1.06%
PIMCO Short Duration Municipal Income Fund Class C	0.47%	0.85%	0.59%	-0.02%	0.84%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	-0.53%	-0.15%	0.59%	-0.02%	0.84%
Barclays 1 Year Municipal Bond Index	0.30%	0.74%	1.10%	2.20%	2.69%
Lipper Short Municipal Debt Funds Average	0.62%	1.29%	1.36%	2.01%	2.71%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.58% for Administrative Class shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s average effective duration positioning (or sensitivity to changes in market interest rates) was managed above its benchmark index, which contributed to performance as municipal bond yields moved lower over across the yield curve.

»	An overweight to revenue-backed municipals contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»

An underweight to pre-refunded securities detracted from performance as the pre-refunded securities within the Fund’s benchmark index outperformed the general municipal bond market over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

PIMCO Tax Managed Real Return Fund

Institutional Class - PTMIX	Class A - PTXAX
Class P - PTMPX	Class C - PXMCX
Class D - PXMDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Municipal Bonds & Notes	89.4%
Short-Term Instruments	10.6%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (10/30/09)
PIMCO Tax Managed Real Return Fund Institutional Class	1.81%	2.41%	3.04%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions	1.81%	2.27%	2.93%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	1.43%	2.23%	2.75%
PIMCO Tax Managed Real Return Fund Class P	1.76%	2.31%	2.93%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions	1.75%	2.17%	2.83%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	1.38%	2.13%	2.64%
PIMCO Tax Managed Real Return Fund Class D	1.60%	2.00%	2.63%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions	1.60%	1.87%	2.52%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	1.23%	1.82%	2.34%
PIMCO Tax Managed Real Return Fund Class A	1.60%	2.00%	2.63%
PIMCO Tax Managed Real Return Fund Class A (adjusted)	-2.18%	-1.86%	1.83%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions)	-2.18%	-1.99%	1.73%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-0.92%	-0.38%	1.71%
PIMCO Tax Managed Real Return Fund Class C	1.35%	1.50%	2.12%
PIMCO Tax Managed Real Return Fund Class C (adjusted)	0.35%	0.50%	2.12%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions)	0.35%	0.36%	2.02%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	0.41%	0.75%	1.82%
Barclays Municipal Bond 1-10 Year Blend (1-12) Index	2.43%	4.40%	3.89%
Lipper Intermediate Municipal Debt Funds Average	2.99%	5.44%	4.14%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.35% for Class C shares.

Portfolio Insights

»

The PIMCO Tax Managed Real Return Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management, by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax, with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities (such as Treasury Inflation-Protected Securities), and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements (such as CPI swaps). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s average effective duration positioning (or sensitivity to changes in market interest rates) was managed below its benchmark index over the reporting period, which detracted from performance as municipal bond yields moved lower across the yield curve.

»	An overweight to revenue-backed municipal bonds contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	The inflation derivatives within the Fund detracted from performance as breakeven inflation levels narrowed across the yield curve.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the lease-backed sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Unconstrained Tax Managed Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
Class P - PUTPX	Class C - ATMCX
Class D - ATMDX

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Municipal Bonds & Notes	78.2%
Asset-Backed Securities	10.0%
Mortgage-Backed Securities	4.2%
U.S. Treasury Obligations	3.5%
Short-Term Instruments	3.1%
Other	1.0%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (01/30/09)
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class	2.01%	3.19%	2.19%	3.10%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions	1.87%	2.94%	1.81%	2.69%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	1.42%	2.28%	1.69%	2.40%
PIMCO Unconstrained Tax Managed Bond Fund Class P	1.95%	3.09%	2.09%	3.00%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions	1.82%	2.86%	1.73%	2.61%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	1.38%	2.20%	1.62%	2.32%
PIMCO Unconstrained Tax Managed Bond Fund Class D	1.80%	2.78%	1.79%	2.69%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions	1.69%	2.59%	1.49%	2.37%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	1.24%	1.93%	1.38%	2.08%
PIMCO Unconstrained Tax Managed Bond Fund Class A	1.80%	2.78%	1.78%	2.69%
PIMCO Unconstrained Tax Managed Bond Fund Class A (adjusted)	-1.98%	-1.05%	1.01%	2.00%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions)	-2.08%	-1.23%	0.72%	1.68%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-0.90%	-0.25%	0.78%	1.54%
PIMCO Unconstrained Tax Managed Bond Fund Class C	1.45%	2.06%	1.11%	2.00%
PIMCO Unconstrained Tax Managed Bond Fund Class C (adjusted)	0.45%	1.06%	1.11%	2.00%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions)	0.41%	1.00%	0.96%	1.83%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	0.32%	0.70%	0.85%	1.54%
3 Month USD LIBOR After Tax	0.08%	0.16%	0.22%	0.28%
Lipper General Bond Funds Average	2.48%	6.10%	5.85%	7.40%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for the Institutional Class shares, 0.80% for Class P shares, 1.10% for Class D shares, 1.10% for Class A shares, and 1.85% for Class C shares.

Portfolio Insights

»

The PIMCO Unconstrained Tax Managed Bond Fund seeks maximum long-term after-tax return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	U.S. Government and interest rate positioning was net negative for performance, driven by short exposure at the back end of the U.S. yield curve, which rallied over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation fell over the reporting period.

»

Non-U.S. interest rate positioning was net negative for performance. Short positioning in longer-dated Eurozone duration (or sensitivity to changes in market interest rates) detracted from performance as longer-maturity Eurozone interest rates rallied over the reporting period. These losses were partially offset by gains from long positioning in Australian interest rates, which also rallied over the reporting period.

»	Short positioning in Agency mortgage-backed securities (“MBS”) detracted from performance as these securities generally posted positive returns over the reporting period.

»	Exposure to non-Agency MBS added to performance. The Markit iBoxx Broad U.S. Non-Agency RMBS USD Index, posted positive returns over the reporting period.

»

Exposure to corporate spreads contributed to performance. The Barclays U.S. Corporate Investment Grade Index returned 2.19% and the Barclays U.S. Corporate High Yield Index returned 0.49% over the reporting period.

»

Foreign-currency exposure was net positive for returns, led by short positioning in the euro, Japanese yen, and Australian dollar, which all depreciated versus the U.S. dollar over the reporting period. The returns were partially offset by long exposure to the Brazilian real, which also weakened over the reporting period.

»	Exposure to municipal bonds added to returns as these holdings generally increased in value over the reporting period.

»

Theta from volatility-sale strategies contributed to returns. “Theta” denotes the loss in time value of an option as it approaches expiry. PIMCO generates this return through selling options and rate swaptions.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,025.30	$2.26	$1,000.00	$1,022.84	$2.26	0.445%
Class P	1,000.00	1,024.80	2.77	1,000.00	1,022.34	2.76	0.545
Class D	1,000.00	1,023.60	3.93	1,000.00	1,021.18	3.93	0.775
Class A	1,000.00	1,023.60	3.93	1,000.00	1,021.18	3.93	0.775
Class C	1,000.00	1,019.80	7.72	1,000.00	1,017.42	7.71	1.525
PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,044.00	$2.25	$1,000.00	$1,022.86	$2.23	0.44%
Class P	1,000.00	1,043.50	2.77	1,000.00	1,022.36	2.74	0.54
Class D	1,000.00	1,042.20	4.04	1,000.00	1,021.11	4.00	0.79
Class A	1,000.00	1,042.20	4.04	1,000.00	1,021.11	4.00	0.79
Class C	1,000.00	1,038.30	7.87	1,000.00	1,017.35	7.79	1.54
PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,007.00	$1.66	$1,000.00	$1,023.41	$1.67	0.33%
Class P	1,000.00	1,006.50	2.16	1,000.00	1,022.91	2.18	0.43
Class D	1,000.00	1,005.00	3.67	1,000.00	1,021.41	3.70	0.73
Class A	1,000.00	1,005.00	3.67	1,000.00	1,021.41	3.70	0.73
Class C	1,000.00	1,003.50	5.17	1,000.00	1,019.90	5.22	1.03

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,048.90	$2.83	$1,000.00	$1,022.31	$2.79	0.55%
Class P	1,000.00	1,048.40	3.34	1,000.00	1,021.81	3.29	0.65
Class D	1,000.00	1,047.30	4.36	1,000.00	1,020.81	4.31	0.85
Class A	1,000.00	1,047.30	4.36	1,000.00	1,020.81	4.31	0.85
Class C	1,000.00	1,043.40	8.20	1,000.00	1,017.05	8.09	1.60
PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,049.20	$2.26	$1,000.00	$1,022.86	$2.23	0.44%
Class P	1,000.00	1,048.60	2.77	1,000.00	1,022.36	2.74	0.54
Administrative Class	1,000.00	1,047.80	3.54	1,000.00	1,021.61	3.50	0.69
Class D	1,000.00	1,047.50	3.85	1,000.00	1,021.31	3.80	0.75
Class A	1,000.00	1,047.50	3.85	1,000.00	1,021.31	3.80	0.75
Class B	1,000.00	1,043.60	7.68	1,000.00	1,017.55	7.59	1.50
Class C	1,000.00	1,044.90	6.41	1,000.00	1,018.80	6.33	1.25
PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,034.90	$2.30	$1,000.00	$1,022.81	$2.28	0.45%
Class P	1,000.00	1,034.40	2.81	1,000.00	1,022.31	2.79	0.55
Class D	1,000.00	1,033.10	4.08	1,000.00	1,021.06	4.05	0.80
Class A	1,000.00	1,033.10	4.08	1,000.00	1,021.06	4.05	0.80
Class C	1,000.00	1,030.60	6.62	1,000.00	1,018.55	6.58	1.30
PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,046.30	$2.28	$1,000.00	$1,022.84	$2.26	0.445%
Class P	1,000.00	1,045.80	2.80	1,000.00	1,022.34	2.76	0.545
Class D	1,000.00	1,044.60	3.97	1,000.00	1,021.18	3.93	0.775
Class A	1,000.00	1,044.60	3.97	1,000.00	1,021.18	3.93	0.775
Class C	1,000.00	1,040.70	7.80	1,000.00	1,017.42	7.71	1.525
PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,008.20	$1.66	$1,000.00	$1,023.41	$1.67	0.33%
Class P	1,000.00	1,007.70	2.16	1,000.00	1,022.91	2.18	0.43
Administrative Class	1,000.00	1,006.30	2.92	1,000.00	1,022.16	2.94	0.58
Class D	1,000.00	1,006.20	3.67	1,000.00	1,021.41	3.70	0.73
Class A	1,000.00	1,006.20	3.67	1,000.00	1,021.41	3.70	0.73
Class C	1,000.00	1,004.70	5.18	1,000.00	1,019.90	5.22	1.03
PIMCO Tax Managed Real Return Fund
Institutional Class	$1,000.00	$1,018.10	$2.28	$1,000.00	$1,022.81	$2.28	0.45%
Class P	1,000.00	1,017.60	2.78	1,000.00	1,022.31	2.79	0.55
Class D	1,000.00	1,016.00	4.30	1,000.00	1,020.81	4.31	0.85
Class A	1,000.00	1,016.00	4.30	1,000.00	1,020.81	4.31	0.85
Class C	1,000.00	1,013.50	6.81	1,000.00	1,018.30	6.83	1.35
PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class	$1,000.00	$1,020.10	$3.54	$1,000.00	$1,021.56	$3.55	0.70%
Class P	1,000.00	1,019.50	4.05	1,000.00	1,021.06	4.05	0.80
Class D	1,000.00	1,018.00	5.56	1,000.00	1,019.55	5.57	1.10
Class A	1,000.00	1,018.00	5.56	1,000.00	1,019.55	5.57	1.10
Class C	1,000.00	1,014.50	9.34	1,000.00	1,015.79	9.35	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

Benchmark Descriptions

Index	Description

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index	60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index. The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays 1 Year Municipal Bond Index	Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays 20 Year (17-22 Year) New York Municipal Bond Index	The Barclays 20 Year (17-22 Year) New York Municipal Bond Index is the 20 year (17-22) component of the Barclays New York Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of New York issuers of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt New York municipal bond market. It is not possible to invest directly in an unmanaged index.

Barclays California 1 Year Municipal Bond Index	Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays California Intermediate Municipal Bond Index	Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays California Municipal Bond Index	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal 20 Year Index (17-22 Year)	Barclays Municipal 20 Year Index (17-22 Year) is the 20 Year (17-22) component of the Municipal Bond index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a maturity ranging from 17 to 22 years. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-10 Year Blend (1-12) Index

Barclays Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond 1-20 Year Blend (1-22) Index	Barclays Municipal Bond 1-20 Year Blend (1-22) Index is the 1-20 Year Blend (1-22) component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays New York Insured Municipal Bond Index	Barclays New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index.

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Intermediate Municipal Bond Fund
Institutional Class
04/01/2014 - 09/30/2014+	$9.68	$0.10	$0.14	$0.24	$(0.10)	$0.00	$(0.10)
03/31/2014	9.86	0.20	(0.18)	0.02	(0.20)	0.00	(0.20)
03/31/2013	9.67	0.27	0.18	0.45	(0.26)	0.00	(0.26)
03/31/2012	9.29	0.32	0.39	0.71	(0.33)	0.00	(0.33)
03/31/2011	9.39	0.36	(0.10)	0.26	(0.36)	0.00	(0.36)
03/31/2010	8.72	0.37	0.67	1.04	(0.37)	0.00	(0.37)
Class P
04/01/2014 - 09/30/2014+	9.68	0.10	0.14	0.24	(0.10)	0.00	(0.10)
03/31/2014	9.86	0.20	(0.19)	0.01	(0.19)	0.00	(0.19)
03/31/2013	9.67	0.26	0.18	0.44	(0.25)	0.00	(0.25)
03/31/2012	9.29	0.30	0.40	0.70	(0.32)	0.00	(0.32)
03/31/2011	9.39	0.35	(0.10)	0.25	(0.35)	0.00	(0.35)
03/31/2010	8.72	0.36	0.67	1.03	(0.36)	0.00	(0.36)
Class D
04/01/2014 - 09/30/2014+	9.68	0.09	0.14	0.23	(0.09)	0.00	(0.09)
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00	(0.34)
Class A
04/01/2014 - 09/30/2014+	9.68	0.09	0.14	0.23	(0.09)	0.00	(0.09)
03/31/2014	9.86	0.17	(0.18)	(0.01)	(0.17)	0.00	(0.17)
03/31/2013	9.67	0.24	0.18	0.42	(0.23)	0.00	(0.23)
03/31/2012	9.29	0.28	0.40	0.68	(0.30)	0.00	(0.30)
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00	(0.33)
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00	(0.34)
Class C
04/01/2014 - 09/30/2014+	9.68	0.05	0.14	0.19	(0.05)	0.00	(0.05)
03/31/2014	9.86	0.10	(0.18)	(0.08)	(0.10)	0.00	(0.10)
03/31/2013	9.67	0.16	0.18	0.34	(0.15)	0.00	(0.15)
03/31/2012	9.29	0.21	0.40	0.61	(0.23)	0.00	(0.23)
03/31/2011	9.39	0.25	(0.09)	0.16	(0.26)	0.00	(0.26)
08/31/2009 - 03/31/2010	9.15	0.14	0.25	0.39	(0.15)	0.00	(0.15)

PIMCO California Municipal Bond Fund
Institutional Class
04/01/2014 - 09/30/2014+	$10.03	$0.12	$0.32	$0.44	$(0.12)	$0.00	$(0.12)
03/31/2014	10.14	0.23	(0.12)	0.11	(0.22)	0.00	(0.22)
05/31/2012 - 03/31/2013	10.00	0.19	0.17	0.36	(0.19)	(0.03)	(0.22)
Class P
04/01/2014 - 09/30/2014+	10.03	0.12	0.31	0.43	(0.11)	0.00	(0.11)
03/31/2014	10.14	0.22	(0.12)	0.10	(0.21)	0.00	(0.21)
05/31/2012 - 03/31/2013	10.00	0.18	0.17	0.35	(0.18)	(0.03)	(0.21)
Class D
04/01/2014 - 09/30/2014+	10.03	0.10	0.32	0.42	(0.10)	0.00	(0.10)
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class A
04/01/2014 - 09/30/2014+	10.03	0.10	0.32	0.42	(0.10)	0.00	(0.10)
03/31/2014	10.14	0.19	(0.11)	0.08	(0.19)	0.00	(0.19)
05/31/2012 - 03/31/2013	10.00	0.17	0.16	0.33	(0.16)	(0.03)	(0.19)
Class C
04/01/2014 - 09/30/2014+	10.03	0.07	0.31	0.38	(0.06)	0.00	(0.06)
03/31/2014	10.14	0.12	(0.12)	0.00	(0.11)	0.00	(0.11)
05/31/2012 - 03/31/2013	10.00	0.11	0.16	0.27	(0.10)	(0.03)	(0.13)

Please see footnotes on page 32.

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.82	2.53%	$53,604	0.445	%*	0.445	%*	0.445	%*	0.445	%*	2.13	%*	7%
9.68	0.25	63,973	0.445		0.445		0.445		0.445		2.12		62
9.86	4.69	88,914	0.445		0.445		0.445		0.445		2.72		21
9.67	7.81	44,760	0.445		0.445		0.445		0.445		3.33		32
9.29	2.75	46,484	0.445		0.445		0.445		0.445		3.77		22
9.39	12.12	46,641	0.445		0.445		0.445		0.445		4.06		47

9.82	2.48	18,957	0.545	*	0.545	*	0.545	*	0.545	*	2.04	*	7
9.68	0.15	9,724	0.545		0.545		0.545		0.545		2.02		62
9.86	4.59	14,380	0.545		0.545		0.545		0.545		2.63		21
9.67	7.70	7,150	0.545		0.545		0.545		0.545		3.18		32
9.29	2.65	3,676	0.545		0.545		0.545		0.545		3.69		22
9.39	12.01	1,562	0.545		0.545		0.545		0.545		3.86		47

9.82	2.36	3,978	0.775	*	0.775	*	0.775	*	0.775	*	1.81	*	7
9.68	(0.08)	4,171	0.775		0.775		0.775		0.775		1.78		62
9.86	4.35	5,664	0.775		0.775		0.775		0.775		2.42		21
9.67	7.45	5,197	0.775		0.775		0.775		0.775		2.99		32
9.29	2.41	5,637	0.775		0.775		0.775		0.775		3.46		22
9.39	11.76	5,096	0.775		0.775		0.775		0.775		3.69		47

9.82	2.36	39,833	0.775	*	0.775	*	0.775	*	0.775	*	1.80	*	7
9.68	(0.08)	46,371	0.775		0.775		0.775		0.775		1.79		62
9.86	4.35	62,695	0.775		0.775		0.775		0.775		2.43		21
9.67	7.45	60,685	0.775		0.775		0.775		0.775		2.95		32
9.29	2.41	37,061	0.775		0.775		0.775		0.775		3.45		22
9.39	11.75	32,593	0.775		0.775		0.775		0.775		3.73		47

9.82	1.98	9,444	1.525	*	1.525	*	1.525	*	1.525	*	1.06	*	7
9.68	(0.83)	9,667	1.525		1.525		1.525		1.525		1.04		62
9.86	3.57	13,823	1.525		1.525		1.525		1.525		1.67		21
9.67	6.65	10,810	1.525		1.525		1.525		1.525		2.19		32
9.29	1.65	5,819	1.525		1.525		1.525		1.525		2.67		22
9.39	4.33	419	1.525	*	1.525	*	1.525	*	1.525	*	2.64	*	47

$10.35	4.40%	$4,880	0.44	%*	0.44	%*	0.44	%*	0.44	%*	2.38	%*	0%
10.03	1.16	4,608	0.44		0.44		0.44		0.44		2.31		65
10.14	3.58	3,898	0.44	*	1.26	*	0.44	*	1.26	*	2.29	*	22

10.35	4.35	114	0.54	*	0.54	*	0.54	*	0.54	*	2.28	*	0
10.03	1.06	110	0.54		0.54		0.54		0.54		2.19		65
10.14	3.50	132	0.54	*	3.21	*	0.54	*	3.21	*	2.16	*	22

10.35	4.22	472	0.79	*	0.79	*	0.79	*	0.79	*	2.03	*	0
10.03	0.81	376	0.79		0.79		0.79		0.79		1.93		65
10.14	3.30	353	0.79	*	2.18	*	0.79	*	2.18	*	1.99	*	22

10.35	4.22	1,454	0.79	*	0.79	*	0.79	*	0.79	*	2.02	*	0
10.03	0.81	984	0.79		0.79		0.79		0.79		1.92		65
10.14	3.30	1,745	0.79	*	2.13	*	0.79	*	2.13	*	1.96	*	22

10.35	3.83	1,006	1.54	*	1.54	*	1.54	*	1.54	*	1.27	*	0
10.03	0.05	438	1.54		1.54		1.54		1.54		1.26		65
10.14	2.69	73	1.54	*	2.55	*	1.54	*	2.55	*	1.26	*	22

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO California Short Duration Municipal Income Fund
Institutional Class
04/01/2014 - 09/30/2014+	$9.93	$0.04		$0.03	$0.07	$(0.04)	$0.00	$(0.04)
03/31/2014	9.98	0.08		(0.05)	0.03	(0.08)	0.00	(0.08)
03/31/2013	10.02	0.11		(0.04)	0.07	(0.11)	0.00	(0.11)
03/31/2012	10.10	0.14		(0.07)	0.07	(0.15)	0.00	(0.15)
03/31/2011	10.13	0.15		(0.03)	0.12	(0.15)	0.00	(0.15)
03/31/2010	9.99	0.20		0.14	0.34	(0.20)	0.00	(0.20)
Class P
04/01/2014 - 09/30/2014+	9.93	0.03		0.03	0.06	(0.03)	0.00	(0.03)
03/31/2014	9.98	0.07		(0.05)	0.02	(0.07)	0.00	(0.07)
03/31/2013	10.02	0.10		(0.04)	0.06	(0.10)	0.00	(0.10)
03/31/2012	10.10	0.13		(0.07)	0.06	(0.14)	0.00	(0.14)
03/31/2011	10.13	0.14		(0.03)	0.11	(0.14)	0.00	(0.14)
03/31/2010	9.99	0.17		0.16	0.33	(0.19)	0.00	(0.19)
Class D
04/01/2014 - 09/30/2014+	9.93	0.02		0.03	0.05	(0.02)	0.00	(0.02)
03/31/2014	9.98	0.04		(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07		(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10		(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11		(0.03)	0.08	(0.11)	0.00	(0.11)
03/31/2010	9.99	0.16		0.14	0.30	(0.16)	0.00	(0.16)
Class A
04/01/2014 - 09/30/2014+	9.93	0.02		0.03	0.05	(0.02)	0.00	(0.02)
03/31/2014	9.98	0.04		(0.05)	(0.01)	(0.04)	0.00	(0.04)
03/31/2013	10.02	0.07		(0.04)	0.03	(0.07)	0.00	(0.07)
03/31/2012	10.10	0.10		(0.07)	0.03	(0.11)	0.00	(0.11)
03/31/2011	10.13	0.11		(0.03)	0.08	(0.11)	0.00	(0.11)
03/31/2010	9.99	0.15		0.15	0.30	(0.16)	0.00	(0.16)
Class C
04/01/2014 - 09/30/2014+	9.93	0.00	^	0.03	0.03	(0.00)^	0.00	(0.00)^
03/31/2014	9.98	0.01		(0.05)	(0.04)	(0.01)	0.00	(0.01)
03/31/2013	10.02	0.04		(0.04)	0.00	(0.04)	0.00	(0.04)
03/31/2012	10.10	0.07		(0.07)	0.00	(0.08)	0.00	(0.08)
03/31/2011	10.13	0.08		(0.02)	0.06	(0.09)	0.00	(0.09)
08/31/2009 - 03/31/2010	10.07	0.06		0.04	0.10	(0.04)	0.00	(0.04)

PIMCO High Yield Municipal Bond Fund
Institutional Class
04/01/2014 - 09/30/2014+	$8.34	$0.19		$0.22	$0.41	$(0.19)	$0.00	$(0.19)
03/31/2014	8.89	0.39		(0.56)	(0.17)	(0.38)	0.00	(0.38)
03/31/2013	8.40	0.38		0.48	0.86	(0.37)	0.00	(0.37)
03/31/2012	7.73	0.43		0.69	1.12	(0.45)	0.00	(0.45)
03/31/2011	8.07	0.44		(0.34)	0.10	(0.44)	0.00	(0.44)
03/31/2010	6.76	0.44		1.31	1.75	(0.44)	0.00	(0.44)
Class P
04/01/2014 - 09/30/2014+	8.34	0.18		0.22	0.40	(0.18)	0.00	(0.18)
03/31/2014	8.89	0.38		(0.56)	(0.18)	(0.37)	0.00	(0.37)
03/31/2013	8.40	0.37		0.48	0.85	(0.36)	0.00	(0.36)
03/31/2012	7.73	0.42		0.69	1.11	(0.44)	0.00	(0.44)
03/31/2011	8.07	0.43		(0.33)	0.10	(0.44)	0.00	(0.44)
03/31/2010	6.76	0.42		1.32	1.74	(0.43)	0.00	(0.43)
Class D
04/01/2014 - 09/30/2014+	8.34	0.17		0.22	0.39	(0.17)	0.00	(0.17)
03/31/2014	8.89	0.36		(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35		0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41		0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42		(0.34)	0.08	(0.42)	0.00	(0.42)
03/31/2010	6.76	0.41		1.32	1.73	(0.42)	0.00	(0.42)

Please see footnotes on page 32.

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.96	0.70%	$69,711	0.33	%*	0.33	%*	0.33	%*	0.33	%*	0.79	%*	28%
9.93	0.34	65,670	0.33		0.33		0.33		0.33		0.84		46
9.98	0.72	63,300	0.33		0.33		0.33		0.33		1.13		37
10.02	0.72	73,010	0.33		0.33		0.33		0.33		1.42		19
10.10	1.22	79,778	0.33		0.33		0.33		0.33		1.49		64
10.13	3.46	106,163	0.33	(b)	0.33	(b)	0.33	(b)	0.33	(b)	1.98		59

9.96	0.65	62,968	0.43	*	0.43	*	0.43	*	0.43	*	0.68	*	28
9.93	0.24	33,550	0.43		0.43		0.43		0.43		0.72		46
9.98	0.62	29,028	0.43		0.43		0.43		0.43		1.02		37
10.02	0.62	29,552	0.43		0.43		0.43		0.43		1.33		19
10.10	1.12	32,047	0.43		0.43		0.43		0.43		1.39		64
10.13	3.36	24,454	0.44	(b)	0.44	(b)	0.44	(b)	0.44	(b)	1.64		59

9.96	0.50	7,406	0.73	*	0.73	*	0.73	*	0.73	*	0.39	*	28
9.93	(0.06)	7,565	0.73		0.73		0.73		0.73		0.44		46
9.98	0.32	8,236	0.73		0.73		0.73		0.73		0.71		37
10.02	0.31	5,583	0.73		0.73		0.73		0.73		1.02		19
10.10	0.81	6,655	0.73		0.73		0.73		0.73		1.10		64
10.13	3.05	8,608	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.54		59

9.96	0.50	71,329	0.73	*	0.73	*	0.73	*	0.73	*	0.40	*	28
9.93	(0.06)	94,614	0.73		0.73		0.73		0.73		0.44		46
9.98	0.32	120,591	0.73		0.73		0.73		0.73		0.73		37
10.02	0.31	152,566	0.73		0.73		0.73		0.73		1.02		19
10.10	0.81	164,222	0.73		0.73		0.73		0.73		1.09		64
10.13	3.05	142,556	0.73	(b)	0.73	(b)	0.73	(b)	0.73	(b)	1.47		59

9.96	0.35	3,098	1.03	*	1.03	*	1.03	*	1.03	*	0.09	*	28
9.93	(0.35)	3,312	1.02		1.03		1.02		1.03		0.15		46
9.98	0.03	2,827	1.03		1.03		1.03		1.03		0.44		37
10.02	0.01	3,178	1.03		1.03		1.03		1.03		0.72		19
10.10	0.58	2,333	1.03		1.03		1.03		1.03		0.81		64
10.13	0.96	639	1.04	(b)*	1.04	(b)*	1.04	(b)*	1.04	(b)*	0.98	*	59

$8.56	4.89%	$97,162	0.55	%*	0.55	%*	0.55	%*	0.55	%*	4.35	%*	22%
8.34	(1.80)	82,640	0.55		0.55		0.55		0.55		4.62		50
8.89	10.42	89,801	0.54		0.55		0.54		0.55		4.29		73
8.40	14.83	105,682	0.54		0.55		0.54		0.55		5.37		33
7.73	1.18	65,829	0.54		0.55		0.54		0.55		5.42		25
8.07	26.44	80,986	0.54		0.55		0.54		0.55		5.73		76

8.56	4.84	65,185	0.65	*	0.65	*	0.65	*	0.65	*	4.27	*	22
8.34	(1.90)	42,744	0.65		0.65		0.65		0.65		4.54		50
8.89	10.31	35,961	0.64		0.65		0.64		0.65		4.21		73
8.40	14.72	17,072	0.64		0.65		0.64		0.65		5.19		33
7.73	1.08	6,462	0.64		0.65		0.64		0.65		5.38		25
8.07	26.31	3,134	0.64		0.65		0.64		0.65		5.40		76

8.56	4.73	20,023	0.85	*	0.85	*	0.85	*	0.85	*	4.05	*	22
8.34	(2.10)	18,649	0.85		0.85		0.85		0.85		4.30		50
8.89	10.11	37,642	0.84		0.85		0.84		0.85		4.03		73
8.40	14.55	27,948	0.79		0.85		0.79		0.85		5.15		33
7.73	0.93	20,504	0.79		0.85		0.79		0.85		5.15		25
8.07	26.13	27,561	0.79		0.85		0.79		0.85		5.35		76

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO High Yield Municipal Bond Fund (Cont.)
Class A
04/01/2014 - 09/30/2014+	$8.34	$0.17	$0.22	$0.39	$(0.17)	$0.00	$(0.17)
03/31/2014	8.89	0.36	(0.56)	(0.20)	(0.35)	0.00	(0.35)
03/31/2013	8.40	0.35	0.49	0.84	(0.35)	0.00	(0.35)
03/31/2012	7.73	0.41	0.69	1.10	(0.43)	0.00	(0.43)
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	(0.42)
03/31/2010	6.76	0.42	1.31	1.73	(0.42)	0.00	(0.42)
Class C
04/01/2014 - 09/30/2014+	8.34	0.14	0.22	0.36	(0.14)	0.00	(0.14)
03/31/2014	8.89	0.30	(0.56)	(0.26)	(0.29)	0.00	(0.29)
03/31/2013	8.40	0.29	0.48	0.77	(0.28)	0.00	(0.28)
03/31/2012	7.73	0.35	0.68	1.03	(0.36)	0.00	(0.36)
03/31/2011	8.07	0.36	(0.34)	0.02	(0.36)	0.00	(0.36)
03/31/2010	6.76	0.36	1.32	1.68	(0.37)	0.00	(0.37)

PIMCO Municipal Bond Fund
Institutional Class
04/01/2014 - 09/30/2014+	$9.41	$0.15	$0.31	$0.46	$(0.15)	$0.00	$(0.15)
03/31/2014	9.71	0.32	(0.30)	0.02	(0.32)	0.00	(0.32)
03/31/2013	9.39	0.32	0.31	0.63	(0.31)	0.00	(0.31)
03/31/2012	8.68	0.38	0.71	1.09	(0.38)	0.00	(0.38)
03/31/2011	8.89	0.39	(0.21)	0.18	(0.39)	0.00	(0.39)
03/31/2010	7.85	0.38	1.04	1.42	(0.38)	0.00	(0.38)
Class P
04/01/2014 - 09/30/2014+	9.41	0.15	0.31	0.46	(0.15)	0.00	(0.15)
03/31/2014	9.71	0.31	(0.30)	0.01	(0.31)	0.00	(0.31)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.35	0.73	1.08	(0.37)	0.00	(0.37)
03/31/2011	8.89	0.38	(0.21)	0.17	(0.38)	0.00	(0.38)
03/31/2010	7.85	0.36	1.05	1.41	(0.37)	0.00	(0.37)
Administrative Class
04/01/2014 - 09/30/2014+	9.41	0.14	0.31	0.45	(0.14)	0.00	(0.14)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.31	0.31	0.62	(0.30)	0.00	(0.30)
03/31/2012	8.68	0.36	0.71	1.07	(0.36)	0.00	(0.36)
03/31/2011	8.89	0.37	(0.21)	0.16	(0.37)	0.00	(0.37)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
Class D
04/01/2014 - 09/30/2014+	9.41	0.14	0.31	0.45	(0.14)	0.00	(0.14)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.35	0.71	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
Class A
04/01/2014 - 09/30/2014+	9.41	0.14	0.31	0.45	(0.14)	0.00	(0.14)
03/31/2014	9.71	0.29	(0.30)	(0.01)	(0.29)	0.00	(0.29)
03/31/2013	9.39	0.29	0.31	0.60	(0.28)	0.00	(0.28)
03/31/2012	8.68	0.34	0.72	1.06	(0.35)	0.00	(0.35)
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	(0.35)
Class B
04/01/2014 - 09/30/2014+	9.41	0.10	0.31	0.41	(0.10)	0.00	(0.10)
03/31/2014	9.71	0.22	(0.30)	(0.08)	(0.22)	0.00	(0.22)
03/31/2013	9.39	0.22	0.31	0.53	(0.21)	0.00	(0.21)
03/31/2012	8.68	0.29	0.71	1.00	(0.29)	0.00	(0.29)
03/31/2011	8.89	0.30	(0.22)	0.08	(0.29)	0.00	(0.29)
03/31/2010	7.85	0.29	1.03	1.32	(0.28)	0.00	(0.28)

Please see footnotes on page 32.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.56	4.73%	$130,105	0.85	%*	0.85	%*	0.85	%*	0.85	%*	4.04	%*	22%
8.34	(2.10)	150,780	0.85		0.85		0.85		0.85		4.33		50
8.89	10.11	186,544	0.84		0.85		0.84		0.85		4.03		73
8.40	14.55	151,515	0.79		0.85		0.79		0.85		5.09		33
7.73	0.93	79,844	0.79		0.85		0.79		0.85		5.18		25
8.07	26.13	92,096	0.79		0.85		0.79		0.85		5.44		76

8.56	4.34	67,359	1.60	*	1.60	*	1.60	*	1.60	*	3.31	*	22
8.34	(2.83)	62,454	1.60		1.60		1.60		1.60		3.58		50
8.89	9.29	73,979	1.59		1.60		1.59		1.60		3.29		73
8.40	13.70	53,374	1.54		1.60		1.54		1.60		4.39		33
7.73	0.18	38,972	1.54		1.60		1.54		1.60		4.43		25
8.07	25.19	44,149	1.54		1.60		1.54		1.60		4.68		76

$9.72	4.92%	$111,210	0.44	%*	0.44	%*	0.44	%*	0.44	%*	3.20	%*	3%
9.41	0.28	102,867	0.44		0.44		0.44		0.44		3.44		74
9.71	6.83	133,513	0.44		0.44		0.44		0.44		3.36		39
9.39	12.83	116,980	0.44		0.44		0.44		0.44		4.16		76
8.68	1.97	91,383	0.44		0.44		0.44		0.44		4.35		22
8.89	18.28	200,010	0.45	(c)	0.45	(c)	0.45	(c)	0.45	(c)	4.42		51

9.72	4.86	108,489	0.54	*	0.54	*	0.54	*	0.54	*	3.09	*	3
9.41	0.18	78,818	0.54		0.54		0.54		0.54		3.33		74
9.71	6.72	97,022	0.54		0.54		0.54		0.54		3.24		39
9.39	12.72	45,437	0.54		0.54		0.54		0.54		3.83		76
8.68	1.87	3,160	0.54		0.54		0.54		0.54		4.27		22
8.89	18.16	2,191	0.55	(c)	0.55	(c)	0.55	(c)	0.55	(c)	4.17		51

9.72	4.78	197	0.69	*	0.69	*	0.69	*	0.69	*	2.95	*	3
9.41	0.03	189	0.69		0.69		0.69		0.69		3.07		74
9.71	6.72	834	0.69		0.69		0.69		0.69		3.18		39
9.39	12.56	388	0.69		0.69		0.69		0.69		4.02		76
8.68	1.71	1,029	0.69		0.69		0.69		0.69		4.12		22
8.89	17.99	934	0.70	(c)	0.70	(c)	0.70	(c)	0.70	(c)	4.11		51

9.72	4.75	14,309	0.75	*	0.75	*	0.75	*	0.75	*	2.89	*	3
9.41	(0.03)	11,978	0.75		0.75		0.75		0.75		3.10		74
9.71	6.50	19,058	0.75		0.75		0.75		0.75		3.05		39
9.39	12.49	16,002	0.75		0.75		0.75		0.75		3.85		76
8.68	1.65	11,471	0.75		0.75		0.75		0.75		4.04		22
8.89	17.92	18,255	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.12		51

9.72	4.75	227,483	0.75	*	0.75	*	0.75	*	0.75	*	2.89	*	3
9.41	(0.03)	226,945	0.75		0.75		0.75		0.75		3.13		74
9.71	6.50	308,347	0.75		0.75		0.75		0.75		3.05		39
9.39	12.48	247,869	0.75		0.75		0.75		0.75		3.79		76
8.68	1.65	99,479	0.75		0.75		0.75		0.75		4.05		22
8.89	17.92	119,541	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.05		51

9.72	4.36	447	1.50	*	1.50	*	1.50	*	1.50	*	2.15	*	3
9.41	(0.77)	537	1.50		1.50		1.50		1.50		2.38		74
9.71	5.71	806	1.50		1.50		1.50		1.50		2.33		39
9.39	11.65	1,447	1.50		1.50		1.50		1.50		3.20		76
8.68	0.89	3,611	1.50		1.50		1.50		1.50		3.30		22
8.89	17.02	10,332	1.51	(c)	1.51	(c)	1.51	(c)	1.51	(c)	3.34		51

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Municipal Bond Fund (Cont.)
Class C
04/01/2014 - 09/30/2014+	$9.41	$0.12	$0.30	$0.42	$(0.11)	$0.00	$(0.11)
03/31/2014	9.71	0.24	(0.30)	(0.06)	(0.24)	0.00	(0.24)
03/31/2013	9.39	0.25	0.31	0.56	(0.24)	0.00	(0.24)
03/31/2012	8.68	0.30	0.72	1.02	(0.31)	0.00	(0.31)
03/31/2011	8.89	0.32	(0.21)	0.11	(0.32)	0.00	(0.32)
03/31/2010	7.85	0.31	1.04	1.35	(0.31)	0.00	(0.31)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class
04/01/2014 - 09/30/2014+	$10.15	$0.11	$0.24	$0.35	$(0.10)	$0.00	$(0.10)
03/31/2014	10.28	0.18	(0.14)	0.04	(0.17)	0.00	(0.17)
05/31/2012 - 03/31/2013	10.00	0.12	0.30	0.42	(0.12)	(0.02)	(0.14)
Class P
04/01/2014 - 09/30/2014+	10.15	0.10	0.25	0.35	(0.10)	0.00	(0.10)
03/31/2014	10.28	0.17	(0.14)	0.03	(0.16)	0.00	(0.16)
05/31/2012 - 03/31/2013	10.00	0.11	0.30	0.41	(0.11)	(0.02)	(0.13)
Class D
04/01/2014 - 09/30/2014+	10.15	0.09	0.25	0.34	(0.09)	0.00	(0.09)
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class A
04/01/2014 - 09/30/2014+	10.15	0.09	0.25	0.34	(0.09)	0.00	(0.09)
03/31/2014	10.28	0.15	(0.15)	0.00	(0.13)	0.00	(0.13)
05/31/2012 - 03/31/2013	10.00	0.09	0.30	0.39	(0.09)	(0.02)	(0.11)
Class C
04/01/2014 - 09/30/2014+	10.15	0.06	0.25	0.31	(0.06)	0.00	(0.06)
03/31/2014	10.28	0.10	(0.15)	(0.05)	(0.08)	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.30	0.35	(0.05)	(0.02)	(0.07)

PIMCO New York Municipal Bond Fund
Institutional Class
04/01/2014 - 09/30/2014+	$10.99	$0.20	$0.31	$0.51	$(0.20)	$0.00	$(0.20)
03/31/2014	11.36	0.39	(0.37)	0.02	(0.39)	0.00	(0.39)
03/31/2013	11.13	0.38	0.22	0.60	(0.37)	0.00	(0.37)
03/31/2012	10.58	0.41	0.57	0.98	(0.43)	0.00	(0.43)
03/31/2011	10.79	0.40	(0.21)	0.19	(0.40)	0.00	(0.40)
03/31/2010	10.13	0.41	0.66	1.07	(0.41)	0.00	(0.41)
Class P
04/01/2014 - 09/30/2014+	10.99	0.19	0.31	0.50	(0.19)	0.00	(0.19)
03/31/2014	11.36	0.38	(0.37)	0.01	(0.38)	0.00	(0.38)
03/31/2013	11.13	0.37	0.21	0.58	(0.35)	0.00	(0.35)
03/31/2012	10.58	0.40	0.57	0.97	(0.42)	0.00	(0.42)
11/19/2010 - 03/31/2011	10.87	0.15	(0.30)	(0.15)	(0.14)	0.00	(0.14)
Class D
04/01/2014 - 09/30/2014+	10.99	0.18	0.31	0.49	(0.18)	0.00	(0.18)
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	(0.38)
Class A
04/01/2014 - 09/30/2014+	10.99	0.18	0.31	0.49	(0.18)	0.00	(0.18)
03/31/2014	11.36	0.35	(0.37)	(0.02)	(0.35)	0.00	(0.35)
03/31/2013	11.13	0.34	0.22	0.56	(0.33)	0.00	(0.33)
03/31/2012	10.58	0.38	0.56	0.94	(0.39)	0.00	(0.39)
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	(0.36)
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	(0.38)

Please see footnotes on page 32.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.72	4.49%	$106,577	1.25	%*	1.25	%*	1.25	%*	1.25	%*	2.39	%*	3%
9.41	(0.52)	105,386	1.25		1.25		1.25		1.25		2.64		74
9.71	5.97	137,055	1.25		1.25		1.25		1.25		2.55		39
9.39	11.92	104,218	1.25		1.25		1.25		1.25		3.31		76
8.68	1.15	56,714	1.25		1.25		1.25		1.25		3.55		22
8.89	17.33	64,500	1.26	(c)	1.26	(c)	1.26	(c)	1.26	(c)	3.56		51

$10.40	3.49%	$9,388	0.45	%*	0.45	%*	0.45	%*	0.45	%*	2.09	%*	18%
10.15	0.40	10,004	0.45		0.45		0.45		0.45		1.82		34
10.28	4.13	3,494	0.45	*	0.69	*	0.45	*	0.69	*	1.38	*	32

10.40	3.44	12,858	0.55	*	0.55	*	0.55	*	0.55	*	2.00	*	18
10.15	0.30	11,402	0.55		0.55		0.55		0.55		1.72		34
10.28	4.05	1,068	0.55	*	1.14	*	0.55	*	1.14	*	1.31	*	32

10.40	3.31	977	0.80	*	0.80	*	0.80	*	0.80	*	1.75	*	18
10.15	0.05	897	0.80		0.80		0.80		0.80		1.45		34
10.28	3.85	170	0.80	*	0.94	*	0.80	*	0.94	*	1.09	*	32

10.40	3.31	14,060	0.80	*	0.80	*	0.80	*	0.80	*	1.74	*	18
10.15	0.05	15,587	0.80		0.80		0.80		0.80		1.45		34
10.28	3.86	10,696	0.80	*	1.58	*	0.80	*	1.58	*	1.03	*	32

10.40	3.06	3,817	1.30	*	1.30	*	1.30	*	1.30	*	1.25	*	18
10.15	(0.45)	3,760	1.30		1.30		1.30		1.30		0.96		34
10.28	3.46	1,516	1.30	*	1.93	*	1.30	*	1.93	*	0.57	*	32

$11.30	4.63%	$61,828	0.445	%*	0.445	%*	0.445	%*	0.445	%*	3.50	%*	1%
10.99	0.25	62,473	0.445		0.445		0.445		0.445		3.57		23
11.36	5.40	77,691	0.445		0.445		0.445		0.445		3.35		14
11.13	9.38	79,191	0.445		0.445		0.445		0.445		3.78		26
10.58	1.72	84,926	0.445		0.445		0.445		0.445		3.65		25
10.79	10.75	95,753	0.445		0.445		0.445		0.445		3.88		29

11.30	4.58	5,409	0.545	*	0.545	*	0.545	*	0.545	*	3.40	*	1
10.99	0.15	4,165	0.545		0.545		0.545		0.545		3.46		23
11.36	5.30	5,138	0.545		0.545		0.545		0.545		3.22		14
11.13	9.27	2,508	0.545		0.545		0.545		0.545		3.67		26
10.58	(1.35)	2,049	0.545	*	0.545	*	0.545	*	0.545	*	3.86	*	25

11.30	4.46	12,967	0.775	*	0.775	*	0.775	*	0.775	*	3.17	*	1
10.99	(0.08)	13,189	0.775		0.775		0.775		0.775		3.23		23
11.36	5.06	20,863	0.775		0.775		0.775		0.775		3.02		14
11.13	9.02	22,181	0.775		0.775		0.775		0.775		3.45		26
10.58	1.39	24,239	0.775		0.775		0.775		0.775		3.32		25
10.79	10.38	28,404	0.775		0.775		0.775		0.775		3.55		29

11.30	4.46	49,288	0.775	*	0.775	*	0.775	*	0.775	*	3.17	*	1
10.99	(0.08)	46,544	0.775		0.775		0.775		0.775		3.24		23
11.36	5.06	58,110	0.775		0.775		0.775		0.775		3.02		14
11.13	9.02	51,788	0.775		0.775		0.775		0.775		3.44		26
10.58	1.39	37,823	0.775		0.775		0.775		0.775		3.32		25
10.79	10.38	43,833	0.775		0.775		0.775		0.775		3.54		29

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO New York Municipal Bond Fund (Cont.)
Class C
04/01/2014 - 09/30/2014+	$10.99	$0.14	$0.31	$0.45	$(0.14)	$0.00	$(0.14)
03/31/2014	11.36	0.27	(0.37)	(0.10)	(0.27)	0.00	(0.27)
03/31/2013	11.13	0.26	0.21	0.47	(0.24)	0.00	(0.24)
03/31/2012	10.58	0.29	0.57	0.86	(0.31)	0.00	(0.31)
03/31/2011	10.79	0.28	(0.21)	0.07	(0.28)	0.00	(0.28)
08/31/2009 - 03/31/2010	10.59	0.16	0.21	0.37	(0.17)	0.00	(0.17)

PIMCO Short Duration Municipal Income Fund
Institutional Class
04/01/2014 - 09/30/2014+	$8.48	$0.04	$0.03	$0.07	$(0.04)	$0.00	$(0.04)
03/31/2014	8.50	0.06	(0.02)	0.04	(0.06)	0.00	(0.06)
03/31/2013	8.48	0.09	0.02	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.13	(0.06)	0.07	(0.14)	0.00	(0.14)
03/31/2011	8.55	0.14	0.00	0.14	(0.14)	0.00	(0.14)
03/31/2010	8.20	0.16	0.35	0.51	(0.16)	0.00	(0.16)
Class P
04/01/2014 - 09/30/2014+	8.48	0.04	0.03	0.07	(0.04)	0.00	(0.04)
03/31/2014	8.50	0.05	(0.01)	0.04	(0.06)	0.00	(0.06)
03/31/2013	8.48	0.08	0.02	0.10	(0.08)	0.00	(0.08)
03/31/2012	8.55	0.12	(0.06)	0.06	(0.13)	0.00	(0.13)
03/31/2011	8.55	0.13	0.00	0.13	(0.13)	0.00	(0.13)
03/31/2010	8.20	0.15	0.35	0.50	(0.15)	0.00	(0.15)
Administrative Class
04/01/2014 - 09/30/2014+	8.48	0.02	0.03	0.05	(0.02)	0.00	(0.02)
03/31/2014	8.50	0.04	(0.01)	0.03	(0.05)	0.00	(0.05)
03/31/2013	8.48	0.08	0.03	0.11	(0.09)	0.00	(0.09)
03/31/2012	8.55	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)
03/31/2011	8.55	0.12	0.00	0.12	(0.12)	0.00	(0.12)
03/31/2010	8.20	0.15	0.34	0.49	(0.14)	0.00	(0.14)
Class D
04/01/2014 - 09/30/2014+	8.48	0.02	0.03	0.05	(0.02)	0.00	(0.02)
03/31/2014	8.50	0.03	(0.02)	0.01	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
03/31/2010	8.20	0.14	0.34	0.48	(0.13)	0.00	(0.13)
Class A
04/01/2014 - 09/30/2014+	8.48	0.02	0.03	0.05	(0.02)	0.00	(0.02)
03/31/2014	8.50	0.03	(0.02)	0.01	(0.03)	0.00	(0.03)
03/31/2013	8.48	0.06	0.02	0.08	(0.06)	0.00	(0.06)
03/31/2012	8.55	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	(0.10)
03/31/2010	8.20	0.13	0.35	0.48	(0.13)	0.00	(0.13)
Class C
04/01/2014 - 09/30/2014+	8.48	0.01	0.03	0.04	(0.01)	0.00	(0.01)
03/31/2014	8.50	0.01	(0.02)	(0.01)	(0.01)	0.00	(0.01)
03/31/2013	8.48	0.03	0.02	0.05	(0.03)	0.00	(0.03)
03/31/2012	8.55	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)
03/31/2011	8.55	0.08	0.00	0.08	(0.08)	0.00	(0.08)
03/31/2010	8.20	0.11	0.34	0.45	(0.10)	0.00	(0.10)

Please see footnotes on page 32.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.30	4.07%	$11,672	1.525	%*	1.525	%*	1.525	%*	1.525	%*	2.42	%*	1%
10.99	(0.82)	9,972	1.525		1.525		1.525		1.525		2.50		23
11.36	4.28	10,264	1.525		1.525		1.525		1.525		2.26		14
11.13	8.20	7,737	1.525		1.525		1.525		1.525		2.65		26
10.58	0.62	3,068	1.525		1.525		1.525		1.525		2.57		25
10.79	3.48	977	1.525	*	1.525	*	1.525	*	1.525	*	2.56	*	29

$8.51	0.82%	$80,757	0.33	%*	0.33	%*	0.33	%*	0.33	%*	0.92	%*	19%
8.48	0.52	82,662	0.33		0.33		0.33		0.33		0.75		40
8.50	1.31	121,440	0.33		0.33		0.33		0.33		1.07		51
8.48	0.77	180,819	0.33		0.33		0.33		0.33		1.54		29
8.55	1.60	165,264	0.33		0.33		0.33		0.33		1.63		56
8.55	6.29	112,045	0.34	(b)	0.34	(b)	0.34	(b)	0.34	(b)	1.90		73

8.51	0.77	32,189	0.43	*	0.43	*	0.43	*	0.43	*	0.82	*	19
8.48	0.42	26,354	0.43		0.43		0.43		0.43		0.64		40
8.50	1.21	36,713	0.43		0.43		0.43		0.43		0.95		51
8.48	0.67	12,610	0.43		0.43		0.43		0.43		1.43		29
8.55	1.50	11,648	0.43		0.43		0.43		0.43		1.55		56
8.55	6.19	6,713	0.44	(b)	0.44	(b)	0.44	(b)	0.44	(b)	1.78		73

8.51	0.63	1	0.58	*	0.58	*	0.58	*	0.58	*	0.56	*	19
8.48	0.37	1	0.54		0.58		0.54		0.58		0.52		40
8.50	1.36	1	0.58		0.58		0.58		0.58		0.89		51
8.48	0.52	3,762	0.58		0.58		0.58		0.58		1.31		29
8.55	1.35	3,704	0.58		0.58		0.58		0.58		1.37		56
8.55	6.02	4,167	0.59	(b)	0.59	(b)	0.59	(b)	0.59	(b)	1.75		73

8.51	0.62	13,863	0.73	*	0.73	*	0.73	*	0.73	*	0.52	*	19
8.48	0.12	13,445	0.73		0.73		0.73		0.73		0.34		40
8.50	0.91	4,794	0.73		0.73		0.73		0.73		0.67		51
8.48	0.37	4,038	0.73		0.73		0.73		0.73		1.18		29
8.55	1.20	7,242	0.73		0.73		0.73		0.73		1.22		56
8.55	5.86	10,265	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.70		73

8.51	0.62	133,713	0.73	*	0.73	*	0.73	*	0.73	*	0.52	*	19
8.48	0.12	166,259	0.73		0.73		0.73		0.73		0.35		40
8.50	0.91	198,838	0.73		0.73		0.73		0.73		0.66		51
8.48	0.37	152,343	0.73		0.73		0.73		0.73		1.14		29
8.55	1.20	123,696	0.73		0.73		0.73		0.73		1.22		56
8.55	5.86	190,080	0.74	(b)	0.74	(b)	0.74	(b)	0.74	(b)	1.50		73

8.51	0.47	18,205	1.03	*	1.03	*	1.03	*	1.03	*	0.22	*	19
8.48	(0.16)	17,351	1.00		1.03		1.00		1.03		0.08		40
8.50	0.61	16,454	1.03		1.03		1.03		1.03		0.38		51
8.48	0.07	18,859	1.03		1.03		1.03		1.03		0.86		29
8.55	0.90	22,373	1.03		1.03		1.03		1.03		0.93		56
8.55	5.55	24,771	1.04	(b)	1.04	(b)	1.04	(b)	1.04	(b)	1.27		73

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Tax Managed Real Return Fund
Institutional Class
04/01/2014 - 09/30/2014+	$10.35	$0.10	$0.09	$0.19	$(0.10)	$0.00	$(0.10)
03/31/2014	10.95	0.19	(0.55)	(0.36)	(0.19)	(0.05)	(0.24)
03/31/2013	10.90	0.17	0.16	0.33	(0.18)	(0.10)	(0.28)
03/31/2012	10.38	0.19	0.53	0.72	(0.19)	(0.01)	(0.20)
03/31/2011	10.21	0.19	0.22	0.41	(0.19)	(0.05)	(0.24)
10/30/2009 - 03/31/2010	10.00	0.07	0.20	0.27	(0.06)	0.00	(0.06)
Class P
04/01/2014 - 09/30/2014+	10.35	0.09	0.09	0.18	(0.09)	0.00	(0.09)
03/31/2014	10.95	0.17	(0.55)	(0.38)	(0.17)	(0.05)	(0.22)
03/31/2013	10.90	0.16	0.15	0.31	(0.16)	(0.10)	(0.26)
03/31/2012	10.38	0.18	0.53	0.71	(0.18)	(0.01)	(0.19)
03/31/2011	10.21	0.21	0.19	0.40	(0.18)	(0.05)	(0.23)
10/30/2009 - 03/31/2010	10.00	0.06	0.21	0.27	(0.06)	0.00	(0.06)
Class D
04/01/2014 - 09/30/2014+	10.35	0.08	0.09	0.17	(0.08)	0.00	(0.08)
03/31/2014	10.95	0.14	(0.55)	(0.41)	(0.14)	(0.05)	(0.19)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.15	0.53	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.15	0.22	0.37	(0.15)	(0.05)	(0.20)
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)
Class A
04/01/2014 - 09/30/2014+	10.35	0.08	0.09	0.17	(0.08)	0.00	(0.08)
03/31/2014	10.95	0.14	(0.55)	(0.41)	(0.14)	(0.05)	(0.19)
03/31/2013	10.90	0.13	0.15	0.28	(0.13)	(0.10)	(0.23)
03/31/2012	10.38	0.14	0.54	0.68	(0.15)	(0.01)	(0.16)
03/31/2011	10.21	0.16	0.21	0.37	(0.15)	(0.05)	(0.20)
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	(0.05)
Class C
04/01/2014 - 09/30/2014+	10.35	0.05	0.09	0.14	(0.05)	0.00	(0.05)
03/31/2014	10.95	0.09	(0.55)	(0.46)	(0.09)	(0.05)	(0.14)
03/31/2013	10.90	0.08	0.15	0.23	(0.08)	(0.10)	(0.18)
03/31/2012	10.38	0.09	0.54	0.63	(0.10)	(0.01)	(0.11)
03/31/2011	10.21	0.10	0.22	0.32	(0.10)	(0.05)	(0.15)
10/30/2009 - 03/31/2010	10.00	0.03	0.21	0.24	(0.03)	0.00	(0.03)

PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class
04/01/2014 - 09/30/2014+	$10.64	$0.13	$0.08	$0.21	$(0.10)	$0.00	$(0.10)
03/31/2014	10.85	0.23	(0.32)	(0.09)	(0.12)	0.00	(0.12)
03/31/2013	10.39	0.29	0.35	0.64	(0.18)	0.00	(0.18)
03/31/2012	10.47	0.30	(0.21)	0.09	(0.17)	0.00	(0.17)
03/31/2011	10.41	0.19	0.03	0.22	(0.15)	(0.01)	(0.16)
03/31/2010	9.77	0.22	0.71	0.93	(0.25)	(0.04)	(0.29)
Class P
04/01/2014 - 09/30/2014+	10.64	0.13	0.08	0.21	(0.10)	0.00	(0.10)
03/31/2014	10.85	0.22	(0.32)	(0.10)	(0.11)	0.00	(0.11)
03/31/2013	10.39	0.28	0.35	0.63	(0.17)	0.00	(0.17)
03/31/2012	10.47	0.29	(0.21)	0.08	(0.16)	0.00	(0.16)
03/31/2011	10.41	0.18	0.03	0.21	(0.14)	(0.01)	(0.15)
09/10/2009 - 03/31/2010	10.32	0.10	0.15	0.25	(0.12)	(0.04)	(0.16)
Class D
04/01/2014 - 09/30/2014+	10.64	0.11	0.08	0.19	(0.08)	0.00	(0.08)
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	(0.08)
03/31/2013	10.39	0.25	0.35	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
03/31/2010	9.77	0.19	0.70	0.89	(0.21)	(0.04)	(0.25)

Please see footnotes on page 32.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.44	1.81%	$60,435	0.45	%*	0.45	%*	0.45	%*	0.45	%*	1.83	%*	0%
10.35	(3.34)	50,725	0.45		0.45		0.45		0.45		1.78		17
10.95	2.99	47,372	0.45		0.45		0.45		0.45		1.59		35
10.90	6.97	58,373	0.45		0.45		0.45		0.45		1.78		70
10.38	4.01	33,670	0.45		0.45		0.45		0.45		1.89		350
10.21	2.74	11,405	0.45	*	1.68	*	0.45	*	1.68	*	1.56	*	447

10.44	1.76	799	0.55	*	0.55	*	0.55	*	0.55	*	1.74	*	0
10.35	(3.44)	855	0.55		0.55		0.55		0.55		1.65		17
10.95	2.89	2,010	0.55		0.55		0.55		0.55		1.50		35
10.90	6.87	1,702	0.55		0.55		0.55		0.55		1.67		70
10.38	3.91	298	0.55		0.55		0.55		0.55		2.05		350
10.21	2.70	10	0.55	*	1.35	*	0.55	*	1.35	*	1.43	*	447

10.44	1.60	2,686	0.85	*	0.85	*	0.85	*	0.85	*	1.43	*	0
10.35	(3.73)	3,157	0.85		0.85		0.85		0.85		1.37		17
10.95	2.58	5,048	0.85		0.85		0.85		0.85		1.20		35
10.90	6.55	3,926	0.85		0.85		0.85		0.85		1.38		70
10.38	3.60	2,463	0.85		0.85		0.85		0.85		1.47		350
10.21	2.57	1,199	0.85	*	2.64	*	0.85	*	2.64	*	1.13	*	447

10.44	1.60	4,863	0.85	*	0.85	*	0.85	*	0.85	*	1.43	*	0
10.35	(3.73)	5,104	0.85		0.85		0.85		0.85		1.37		17
10.95	2.58	8,738	0.85		0.85		0.85		0.85		1.20		35
10.90	6.54	10,727	0.85		0.85		0.85		0.85		1.33		70
10.38	3.59	2,451	0.85		0.85		0.85		0.85		1.53		350
10.21	2.57	333	0.85	*	3.06	*	0.85	*	3.06	*	1.13	*	447

10.44	1.35	1,838	1.35	*	1.35	*	1.35	*	1.35	*	0.94	*	0
10.35	(4.21)	2,184	1.35		1.35		1.35		1.35		0.87		17
10.95	2.07	2,990	1.35		1.35		1.35		1.35		0.70		35
10.90	6.01	2,993	1.35		1.35		1.35		1.35		0.86		70
10.38	3.08	605	1.35		1.35		1.35		1.35		0.94		350
10.21	2.36	259	1.35	*	2.59	*	1.35	*	2.59	*	0.63	*	447

$10.75	2.01%	$202,674	0.70	%*	0.70	%*	0.70	%*	0.70	%*	2.49	%*	146%
10.64	(0.83)	261,280	0.70		0.70		0.70		0.70		2.12		76
10.85	6.21	233,998	0.71		0.72		0.69		0.70		2.69		59
10.39	0.90	126,997	0.70		0.70		0.70		0.70		2.90		249
10.47	2.08	135,096	0.78		0.78		0.70		0.70		1.82		401
10.41	9.63	80,104	0.70		0.73		0.70		0.73		2.18		318

10.75	1.95	89,986	0.80	*	0.80	*	0.80	*	0.80	*	2.39	*	146
10.64	(0.93)	94,427	0.80		0.80		0.80		0.80		2.03		76
10.85	6.11	65,509	0.81		0.82		0.79		0.80		2.65		59
10.39	0.79	35,337	0.80		0.80		0.80		0.80		2.77		249
10.47	1.98	45,713	0.88		0.88		0.80		0.80		1.76		401
10.41	2.52	9,341	0.80	*	0.80	*	0.80	*	0.80	*	1.78	*	318

10.75	1.80	26,289	1.10	*	1.10	*	1.10	*	1.10	*	2.09	*	146
10.64	(1.23)	28,020	1.10		1.10		1.10		1.10		1.73		76
10.85	5.82	31,303	1.08		1.12		1.06		1.10		2.37		59
10.39	0.49	18,176	1.10		1.10		1.10		1.10		2.52		249
10.47	1.67	17,166	1.18		1.18		1.10		1.10		1.44		401
10.41	9.20	11,201	1.10		1.15		1.10		1.15		1.82		318

Please see footnotes on page 32.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Unconstrained Tax Managed Bond Fund (Cont.)
Class A
04/01/2014 - 09/30/2014+	$10.64	$0.11	$0.08	$0.19	$(0.08)	$0.00	$(0.08)
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	(0.08)
03/31/2013	10.39	0.26	0.34	0.60	(0.14)	0.00	(0.14)
03/31/2012	10.47	0.26	(0.21)	0.05	(0.13)	0.00	(0.13)
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	(0.12)
03/31/2010	9.77	0.18	0.71	0.89	(0.21)	(0.04)	(0.25)
Class C
04/01/2014 - 09/30/2014+	10.63	0.07	0.08	0.15	(0.02)	0.00	(0.02)
03/31/2014	10.85	0.12	(0.32)	(0.20)	(0.02)	0.00	(0.02)
03/31/2013	10.39	0.21	0.34	0.55	(0.09)	0.00	(0.09)
03/31/2012	10.47	0.18	(0.20)	(0.02)	(0.06)	0.00	(0.06)
03/31/2011	10.41	0.07	0.03	0.10	(0.03)	(0.01)	(0.04)
03/31/2010	9.77	0.09	0.72	0.81	(0.13)	(0.04)	(0.17)

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.18%.
(c)	Effective October 1, 2009, the Fund’s advisory fee was decreased by 0.025% to an annual rate of 0.20%.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.75	1.80%	$41,304	1.10	%*	1.10	%*	1.10	%*	1.10	%*	2.09	%*	146%
10.64	(1.23)	52,259	1.10		1.10		1.10		1.10		1.73		76
10.85	5.82	55,101	1.09		1.12		1.07		1.10		2.44		59
10.39	0.49	60,905	1.10		1.10		1.10		1.10		2.48		249
10.47	1.67	84,494	1.18		1.18		1.10		1.10		1.45		401
10.41	9.19	27,531	1.10		1.13		1.10		1.13		1.72		318

10.76	1.45	14,316	1.85	*	1.85	*	1.85	*	1.85	*	1.34	*	146
10.63	(1.86)	16,628	1.72		1.85		1.72		1.85		1.11		76
10.85	5.32	18,049	1.57		1.87		1.55		1.85		1.97		59
10.39	(0.22)	19,416	1.81		1.85		1.81		1.85		1.77		249
10.47	0.91	26,906	1.93		1.93		1.85		1.85		0.70		401
10.41	8.35	9,809	1.85		1.87		1.85		1.87		0.89		318

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:
Investments, at value
Investments in securities*	$117,662	$7,112	$191,515	$339,622
Investments in Affiliates	8,119	602	25,176	19,928
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	1	0	41
Over the counter	0	0	0	0
Cash	1	89	0	0
Deposits with counterparty	0	34	0	452
Foreign currency, at value	0	0	0	0
Receivable for investments sold	120	0	0	24,203
Receivable for Fund shares sold	216	3	781	1,654
Interest and dividends receivable	1,319	93	1,758	5,500
Dividends receivable from Affiliates	1	0	7	7
Other assets	1	0	0	0
	127,439	7,934	219,237	391,407

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$0	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	928	0	3,750	5,939
Payable for investments in Affiliates purchased	1	0	7	7
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	606	4	855	5,085
Dividends payable	17	0	24	279
Overdraft due to custodian	0	0	0	0
Accrued investment advisory fees	25	1	31	90
Accrued supervisory and administrative fees	30	2	41	89
Accrued distribution fees	6	1	2	44
Accrued servicing fees	10	0	15	40
Reimbursement to PIMCO	0	0	0	0
	1,623	8	4,725	11,573

Net Assets	$125,816	$7,926	$214,512	$379,834

Net Assets Consist of:
Paid in capital	$130,123	$7,769	$217,265	$405,899
Undistributed (overdistributed) net investment income	340	3	49	286
Accumulated undistributed net realized (loss)	(10,838)	(91)	(4,379)	(38,573)
Net unrealized appreciation	6,191	245	1,577	12,222
	$125,816	$7,926	$214,512	$379,834

Cost of Investments in Securities	$111,471	$6,866	$189,939	$326,886
Cost of Investments in Affiliates	$8,119	$602	$25,175	$19,926
Cost of Foreign Currency Held	$0	$0	$0	$0
Proceeds Received on Short Sales	$0	$0	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$704	$0	$533	$4,022

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$512,624	$38,402	$126,578	$264,239	$72,265	$388,691
49,600	2,052	13,739	16,913	0	0

90	11	0	0	0	875
0	0	0	0	2	10,011
1	1	1	1	1	0
1,228	184	0	0	0	1,295
0	0	0	0	0	3,145
0	0	0	7,526	0	91,980
632	39	179	576	0	112
6,648	507	1,401	2,766	645	3,283
11	0	3	3	0	0
0	0	0	0	0	0
570,834	41,196	141,901	292,024	72,913	499,392

$0	$0	$0	$0	$0	$68,889

0	0	0	0	0	425
71	0	0	0	2,177	20,279
0	0	0	4,301	0	8,320
11	0	3	3	0	0
0	0	0	0	66	3,892
1,559	72	642	8,839	20	8,071
144	0	16	15	0	115
0	0	0	0	0	14,571
90	7	25	41	14	125
134	10	30	58	13	111
46	2	9	7	1	14
67	4	12	32	1	11
0	1	0	0	0	0
2,122	96	737	13,296	2,292	124,823

$568,712	$41,100	$141,164	$278,728	$70,621	$374,569

$614,765	$40,043	$133,981	$328,223	$70,761	$368,499
1,953	28	(15)	353	1	3,138
(90,424)	(211)	(4,472)	(52,664)	(492)	(26,990)
42,418	1,240	11,670	2,816	351	29,922
$568,712	$41,100	$141,164	$278,728	$70,621	$374,569

$468,359	$37,153	$114,910	$261,424	$69,588	$360,913
$49,595	$2,052	$13,738	$16,913	$0	$0
$0	$0	$0	$0	$0	$3,168
$0	$0	$0	$0	$0	$68,800
$0	$0	$0	$0	$152	$(12,731)

$768	$278	$351	$2,205	$5,866	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:
Institutional Class	$53,604	$4,880	$69,711	$97,162
Class P	18,957	114	62,968	65,185
Administrative Class	NA	NA	NA	NA
Class D	3,978	472	7,406	20,023
Class A	39,833	1,454	71,329	130,105
Class B	NA	NA	NA	NA
Class C	9,444	1,006	3,098	67,359

Shares Issued and Outstanding:
Institutional Class	5,457	471	6,999	11,356
Class P	1,929	11	6,322	7,619
Administrative Class	NA	NA	NA	NA
Class D	405	46	743	2,340
Class A	4,055	140	7,161	15,207
Class B	NA	NA	NA	NA
Class C	961	98	311	7,873

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.82	$10.35	$9.96	$8.56
Class P	9.82	10.35	9.96	8.56
Administrative Class	NA	NA	NA	NA
Class D	9.82	10.35	9.96	8.56
Class A	9.82	10.35	9.96	8.56
Class B	NA	NA	NA	NA
Class C	9.82	10.35	9.96	8.56

^	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$111,210	$9,388	$61,828	$80,757	$60,435	$202,674
108,489	12,858	5,409	32,189	799	89,986
197	NA	NA	1	NA	NA
14,309	977	12,967	13,863	2,686	26,289
227,483	14,060	49,288	133,713	4,863	41,304
447	NA	NA	NA	NA	NA
106,577	3,817	11,672	18,205	1,838	14,316

11,446	902	5,469	9,490	5,791	18,859
11,166	1,236	479	3,783	77	8,373
20	NA	NA	0	NA	NA
1,473	94	1,147	1,629	257	2,446
23,414	1,351	4,360	15,713	466	3,843
46	NA	NA	NA	NA	NA
10,969	367	1,032	2,139	176	1,330

$9.72	$10.40	$11.30	$8.51	$10.44	$10.75
9.72	10.40	11.30	8.51	10.44	10.75
9.72	NA	NA	8.51	NA	NA
9.72	10.40	11.30	8.51	10.44	10.75
9.72	10.40	11.30	8.51	10.44	10.75
9.72	NA	NA	NA	NA	NA
9.72	10.40	11.30	8.51	10.44	10.76

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:
Interest	$1,777	$103	$1,142	$9,444
Dividends from Investments in Affiliates	6	1	29	45
Miscellaneous income	0	0	0	0
Total Income	1,783	104	1,171	9,489

Expenses:
Investment advisory fees	156	8	188	580
Supervisory and administrative fees	182	10	249	568
Distribution and/or servicing fees - Class D	5	1	9	27
Distribution fees - Class B	0	0	0	0
Distribution fees - Class C	35	3	5	249
Servicing fees - Class A	56	1	97	185
Servicing fees - Class B	0	0	0	0
Servicing fees - Class C	12	1	4	83
Interest expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	446	24	552	1,692

Net Investment Income	1,337	80	619	7,797

Net Realized Gain (Loss):
Investments in securities	1	0	(5)	1,840
Investments in Affiliates	0	0	(3)	3
Exchange-traded or centrally cleared financial derivative instruments	0	(2)	0	(106)
Over the counter financial derivative instruments	0	0	0	0
Foreign currency	0	0	0	0
Net Realized Gain (Loss)	1	(2)	(8)	1,737

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,981	233	580	8,532
Investments in Affiliates	0	0	1	2
Exchange-traded or centrally cleared financial derivative instruments	0	(8)	0	(468)
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0
Net Change in Unrealized Appreciation	1,981	225	581	8,066
Net Gain	1,982	223	573	9,803

Net Increase in Net Assets Resulting from Operations	$3,319	$303	$1,192	$17,600

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

$9,977	$548	$2,726	$1,856	$769	$6,481
60	3	13	11	0	0
0	0	0	0	0	1
10,037	551	2,739	1,867	769	6,482

551	48	156	268	84	813
812	66	184	379	75	727
16	1	17	17	4	36
2	0	0	0	0	0
267	9	40	25	5	58
288	19	60	197	6	60
1	0	0	0	0	0
133	5	13	21	3	19
0	0	0	0	0	8
0	1	0	0	0	0
2,070	149	470	907	177	1,721

7,967	402	2,269	960	592	4,761

178	(8)	(175)	83	0	1,810
1	0	0	1	0	0
(244)	(98)	0	0	0	(10,626)
17	0	0	0	0	1,388
0	0	0	0	0	(166)
(48)	(106)	(175)	84	0	(7,594)

17,925	1,207	4,102	1,009	925	3,659
5	1	1	0	0	0
(1,027)	(73)	0	0	0	2,260
32	0	0	0	(474)	4,944
0	0	0	0	0	(112)
16,935	1,135	4,103	1,009	451	10,751
16,887	1,029	3,928	1,093	451	3,157

$24,854	$1,431	$6,197	$2,053	$1,043	$7,918

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,337	$2,923	$80	$135	$619	$1,271	$7,797	$14,532
Net realized gain (loss)	1	(410)	(2)	(91)	(8)	15	1,737	(10,148)
Net change in unrealized appreciation (depreciation)	1,981	(3,299)	225	11	581	(971)	8,066	(16,105)
Net increase (decrease) resulting from operations	3,319	(786)	303	55	1,192	315	17,600	(11,721)

Distributions to Shareholders:
From net investment income
Institutional Class	(712)	(1,553)	(56)	(94)	(268)	(529)	(2,203)	(3,172)
Class P	(138)	(232)	(1)	(3)	(180)	(228)	(1,067)	(1,596)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(37)	(87)	(4)	(6)	(15)	(35)	(433)	(938)
Class A	(399)	(906)	(12)	(27)	(154)	(475)	(2,991)	(6,355)
Class B	0	0	0	0	0	0	0	0
Class C	(50)	(113)	(5)	(2)	(1)	(5)	(1,099)	(2,232)

Total Distributions	(1,336)	(2,891)	(78)	(132)	(618)	(1,272)	(7,793)	(14,293)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(10,073)	(47,893)	1,185	392	9,227	(18,314)	12,760	(40,646)

Total Increase (Decrease) in Net Assets	(8,090)	(51,570)	1,410	315	9,801	(19,271)	22,567	(66,660)

Net Assets:
Beginning of period	133,906	185,476	6,516	6,201	204,711	223,982	357,267	423,927
End of period*	$125,816	$133,906	$7,926	$6,516	$214,512	$204,711	$379,834	$357,267

* Including undistributed (overdistributed) net investment income of:	$340	$339	$3	$1	$49	$48	$286	$282

**	See Note 12 in the Notes to Financial Statements.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

$7,967	$17,989	$402	$417	$2,269	$4,947	$960	$1,689
(48)	(18,097)	(106)	(127)	(175)	1,073	84	(55)
16,935	(8,656)	1,135	138	4,103	(7,195)	1,009	(1,062)
24,854	(8,764)	1,431	428	6,197	(1,175)	2,053	572

(1,713)	(4,035)	(106)	(91)	(1,093)	(2,390)	(368)	(758)
(1,370)	(2,556)	(122)	(102)	(78)	(147)	(125)	(209)
(3)	(14)	0	0	0	0	0	0
(181)	(370)	(8)	(9)	(209)	(527)	(35)	(44)
(3,237)	(7,772)	(126)	(161)	(759)	(1,601)	(413)	(666)
(5)	(15)	0	0	0	0	0	0
(1,231)	(3,045)	(22)	(23)	(130)	(258)	(18)	(13)

(7,740)	(17,807)	(384)	(386)	(2,269)	(4,923)	(959)	(1,690)

24,878	(143,344)	(1,597)	24,664	893	(29,625)	(28,438)	(71,050)

41,992	(169,915)	(550)	24,706	4,821	(35,723)	(27,344)	(72,168)

526,720	696,635	41,650	16,944	136,343	172,066	306,072	378,240
$568,712	$526,720	$41,100	$41,650	$141,164	$136,343	$278,728	$306,072

$1,953	$1,726	$28	$10	$(15)	$(15)	$353	$352

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Tax Managed Real Return Fund		PIMCO Unconstrained Tax Managed Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$592	$1,066	$4,761	$9,395
Net realized gain (loss)	0	(492)	(7,594)	(7,503)
Net change in unrealized appreciation (depreciation)	451	(2,917)	10,751	(6,680)
Net increase (decrease) resulting from operations	1,043	(2,343)	7,918	(4,788)

Distributions to Shareholders:
From net investment income
Institutional Class	(523)	(876)	(2,077)	(3,069)
Class P	(7)	(21)	(864)	(891)
Class D	(21)	(55)	(217)	(213)
Class A	(37)	(89)	(356)	(398)
Class C	(9)	(23)	(33)	(31)
From net realized capital gains
Institutional Class	0	(230)	0	0
Class P	0	(3)	0	0
Class D	0	(16)	0	0
Class A	0	(26)	0	0
Class C	0	(11)	0	0

Total Distributions	(597)	(1,350)	(3,547)	(4,602)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	8,150	(440)	(82,416)	58,044

Total Increase (Decrease) in Net Assets	8,596	(4,133)	(78,045)	48,654

Net Assets:
Beginning of period	62,025	66,158	452,614	403,960
End of period*	$70,621	$62,025	$374,569	$452,614

* Including undistributed net investment income of:	$1	$6	$3,138	$1,924

**	See Note 12 in the Notes to Financial Statements.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.6%

MUNICIPAL BONDS & NOTES 93.0%

CALIFORNIA 92.9%
Alum Rock Union Elementary School District, California General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	$265	$300
Bay Area Toll Authority, California Revenue Bonds, Series 2006
1.450% due 04/01/2045	2,000	2,017
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.740% due 04/01/2047	2,750	2,794
Bay Area Toll Authority, California Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	591
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,798
Bay Area Water Supply & Conservation Agency, California Revenue Notes, Series 2013
5.000% due 10/01/2021	225	272
Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2021	495	588
5.000% due 08/01/2022	520	618
Burlingame Financing Authority, California Revenue Notes, Series 2010
5.000% due 07/01/2018	250	277
Cajon Valley Union School District, California General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,502
California Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,750	2,167
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	3,170	3,271
5.500% due 08/15/2018	500	586
California Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	298
California Infrastructure & Economic Development Bank Revenue Notes, Series 2011
5.000% due 06/01/2021	2,500	3,033
California Municipal Finance Authority Revenue Notes, Series 2007
5.000% due 04/01/2016	435	464
California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2020	1,000	1,200
California State Department of Water Resources Power Supply Revenue Notes, Series 2011
5.000% due 05/01/2020	4,000	4,801
California State General Obligation Bonds, Series 2007
5.000% due 08/01/2018	750	828
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	5,000	5,431
California State General Obligation Notes, Series 2008
5.000% due 04/01/2016	1,300	1,391
California State General Obligation Notes, Series 2010
5.000% due 11/01/2018	1,750	2,031
5.000% due 11/01/2019	500	591
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,615
California State University Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/01/2017	285	300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	$1,000	$1,150
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2020	555	646
California Statewide Communities Development Authority Revenue Notes, Series 2011
4.000% due 08/15/2017	1,000	1,095
Contra Costa Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2027	110	129
Contra Costa Transportation Authority, California Revenue Notes, Series 2012
5.000% due 03/01/2022	930	1,106
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,595
El Camino Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,000	1,196
Encinitas Public Financing Authority, California Revenue Notes, Series 2010
5.000% due 04/01/2016	150	159
Fresno, California Sewer System Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	810
Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,750	1,937
Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	882
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.250% due 11/15/2018	1,000	1,133
5.250% due 11/15/2019	500	574
Long Beach Unified School District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	200	225
Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,378
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
5.000% due 06/01/2018	1,415	1,632
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,174
Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (AGM Insured), Series 2010
5.000% due 06/01/2018	640	721
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	281
Los Angeles Department of Airports, California Revenue Notes, Series 2010
5.000% due 05/15/2019	650	764
Los Angeles Municipal Improvement Corp., California Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	283
Los Angeles, California Wastewater System Revenue Bonds, Series 2010
5.000% due 06/01/2022	500	593
M-S-R Public Power Agency, California Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2019	1,000	1,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	$1,000	$992
Mountain House Public Financing Authority, California Revenue Notes, Series 2007
5.000% due 12/01/2015	640	668
Newport Beach, California Revenue Notes, Series 2011
5.000% due 12/01/2017	240	273
Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,158
Pasadena Area Community College District, California General Obligation Notes, Series 2009
5.000% due 08/01/2017	250	281
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2024	1,450	1,722
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	922
Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	2,179
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,168
Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026 (a)	785	931
Ross Valley School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2024	180	211
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,077
Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2010
4.000% due 08/01/2016	230	245
Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	5,000	5,825
San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,712
San Diego Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,000	2,421
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
5.000% due 07/01/2017	815	909
San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,316
San Diego Public Facilities Financing Authority Sewer, California Revenue Notes, Series 2009
5.000% due 05/15/2017	500	557
San Diego Redevelopment Agency, California Tax Allocation Bonds, (SGI Insured), Series 2004
5.250% due 09/01/2016	1,000	1,003
San Francisco, California City & County Airports Commission Revenue Bonds, (FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,500
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	50	57

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	$1,000	$1,182
San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,120
San Jose Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,035
San Jose, California Hotel Tax Revenue Bonds, Series 2011
5.000% due 05/01/2022	1,160	1,359
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	842
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	325	367
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,171
Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,408
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,485
5.000% due 03/01/2026	50	58
Southwestern Community College District, California General Obligation Bonds, (FGIC Insured), Series 2005
5.250% due 08/01/2016	400	432
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	$350	$380
Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,358
West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,151
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,297
West Contra Costa Unified School District, California General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	1,000	1,120

		116,813

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	135	145

Total Municipal Bonds & Notes (Cost $110,767)		116,958

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		704

Total Short-Term Instruments (Cost $704)		704

Total Investments in Securities (Cost $111,471)		117,662

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%
PIMCO Short-Term Floating NAV Portfolio	811,391	$8,119

Total Short-Term Instruments (Cost $8,119)		8,119

Total Investments in Affiliates (Cost $8,119)		8,119

Total Investments 100.0% (Cost $119,590)		$125,781

Other Assets and Liabilities, net 0.0%		35

Net Assets 100.0%		$125,816

NOTES TO SCHEDULE OF INVESTMENTS

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$704	U.S. Treasury Notes 8.125% due 08/15/2021	$(725)	$704	$704

Total Repurchase Agreements						$(725)	$704	$704

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$704	$0	$0	$0	$704	$(725)	$(21)

Total Borrowings and Other Financing Transactions	$704	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$116,813	$0	$116,813
New Jersey	0	145	0	145
Short-Term Instruments
Repurchase Agreements	0	704	0	704
	$0	$117,662	$0	$117,662

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,119	$0	$0	$8,119

Total Investments	$8,119	$117,662	$0	$125,781

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Schedule of Investments PIMCO California Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.7%

MUNICIPAL BONDS & NOTES 89.7%

CALIFORNIA 89.7%
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2027	$175	$207
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	100	109
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2033	200	228
California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2021	125	148
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	250	272
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	324
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	246
Campbell Union High School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2029	175	201
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200	234
El Dorado Irrigation District / El Dorado County, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	113
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	250	199
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	137
Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	111
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2021	150	183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	$200	$222
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	200	224
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	350	398
Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	120
Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	287
Los Rios Community College District, California General Obligation Bonds, Series 2010
5.000% due 08/01/2026	150	177
Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	141
Roseville, California Electric System Revenue Notes, Series 2013
4.000% due 02/01/2017	250	270
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2035	425	495
Sacramento Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	113
Sacramento, California Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	150
San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2038	100	113
San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	235
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.000% due 05/01/2027	175	200
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	278
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2034	100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santa Clara Unified School District, California General Obligation Bonds, Series 2010
5.000% due 07/01/2027	$175	$198
Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2026	150	175
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100	111
West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	205	235
5.000% due 08/01/2029	125	143

Total Municipal Bonds & Notes (Cost $6,866)		7,112

Total Investments in Securities (Cost $6,866)		7,112

	SHARES
INVESTMENTS IN AFFILIATES 7.6%

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio	60,179	602

Total Short-Term Instruments (Cost $602)		602

Total Investments in Affiliates (Cost $602)		602

Total Investments 97.3% (Cost $7,468)		$7,714

Financial Derivative Instruments (a) 0.0% (Cost or Premiums, net $0)		1

Other Assets and Liabilities, net 2.7%		211

Net Assets 100.0%		$7,926

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$135	$11	$(1)	$1	$0

Total Swap Agreements					$11	$(1)	$1	$0

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

Cash of $35 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(2)	$(2)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(8)	$(8)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$7,112	$0	$7,112
	$0	$7,112	$0	$7,112

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$602	$0	$0	$602

Total Investments	$602	$7,112	$0	$7,714

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1

Totals	$602	$7,113	$0	$7,715

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.3%

MUNICIPAL BONDS & NOTES 88.5%

CALIFORNIA 87.5%
Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2019	$680	$801
Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	554
Alameda County, California Transportation Authority Revenue Notes, Series 2014
4.000% due 03/01/2018	2,710	3,015
4.000% due 03/01/2019	2,275	2,574
Atascadero Public Financing Authority, California Revenue Notes, Series 2010
3.000% due 10/01/2014	110	110
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.740% due 04/01/2047	5,000	5,080
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.957% due 04/01/2045	3,200	3,242
Bay Area Toll Authority, California Revenue Bonds, Series 2014
1.875% due 04/01/2047	1,000	1,019
Bay Area Toll Authority, California Revenue Notes, Series 2006
5.000% due 04/01/2015	100	102
Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
4.000% due 08/01/2016	395	419
4.000% due 08/01/2017	415	451
5.000% due 08/01/2018	430	492
5.000% due 08/01/2019	455	530
5.000% due 08/01/2020	475	559
Brentwood Infrastructure Financing Authority, California Special Assessment Notes, (AGM Insured), Series 2014
5.000% due 09/02/2018 (a)	570	657
Brentwood Union School District, California General Obligation Notes, (FGIC Insured), Series 2007
5.250% due 08/01/2016	135	146
California Department of Water Resources Power Supply State Revenue Notes, Series 2008
5.000% due 05/01/2018	500	576
California Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2014	500	500
California Educational Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2018	1,000	1,140
California Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 01/01/2019	500	584
California Educational Facilities Authority Revenue Notes, Series 2010
0.840% due 10/01/2015	3,265	3,272
5.000% due 10/01/2017	500	564
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	250	293
California Health Facilities Financing Authority Revenue Notes, Series 2011
4.000% due 08/15/2017	1,250	1,369
California Health Facilities Financing Authority Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
0.320% due 10/01/2047	$5,500	$5,500
California Infrastructure & Economic Development Bank Revenue Notes, Series 2013
5.000% due 02/01/2019	350	407
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	625	709
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2010
4.000% due 09/01/2015	260	268
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	3,000	3,259
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	450	461
California State General Obligation Notes, Series 2009
3.000% due 10/01/2015	600	617
5.000% due 07/01/2018	1,725	1,997
5.000% due 07/01/2019	80	95
California State General Obligation Notes, Series 2012
5.000% due 02/01/2015	2,500	2,540
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	159
California State Public Works Board Revenue Bonds, (FGIC Insured), Series 2006
5.250% due 10/01/2017	380	430
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	285
California State Public Works Board Revenue Notes, Series 2011
5.000% due 12/01/2015	1,160	1,226
California State Public Works Board Revenue Notes, Series 2012
5.000% due 06/01/2017	3,000	3,340
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2015	80	83
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	250	288
California Statewide Communities Development Authority Revenue Bonds, Series 2002
5.000% due 11/01/2029	3,570	3,976
California Statewide Communities Development Authority Revenue Bonds, Series 2006
1.375% due 04/01/2028	700	707
California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	150	154
California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 04/01/2019	4,145	4,828
Castaic Lake Water Agency, California Certificates of Participation Notes, Series 2010
4.000% due 08/01/2015	130	134
Chino Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
3.000% due 09/01/2015	700	717
4.000% due 09/01/2016	310	330
Chula Vista, California Revenue Bonds, Series 2006
1.650% due 07/01/2018	9,050	9,120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citrus Heights Water District, California Certificates of Participation Notes, Series 2010
4.000% due 10/01/2017	$250	$265
4.000% due 10/01/2019	100	106
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
0.474% due 03/01/2034	5,000	5,005
Contra Costa Transportation Authority, California Revenue Notes, Series 2012
3.000% due 03/01/2015	2,290	2,317
Contra Costa Water District, California Revenue Notes, Series 2013
5.000% due 10/01/2015	925	970
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2008
0.030% due 06/01/2038	1,575	1,575
East Bay Municipal Utility District Water System, California Revenue Notes, Series 2012
5.000% due 06/01/2018	1,685	1,948
East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
4.900% due 02/01/2015	150	152
East Side Union High School District, California General Obligation Notes, (AGC Insured), Series 2008
5.000% due 08/01/2016	575	623
Escondido, California General Obligation Notes, (NPFGC Insured), Series 2006
5.000% due 09/01/2015	730	761
Fairfield, California Redevelopment Agency Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,830	2,169
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,284
Fullerton Joint Union High School District, California General Obligation Bonds, (FGIC Insured), Series 2005
5.000% due 08/01/2029	385	401
Fullerton Joint Union High School District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	155
Irvine, California Special Assessment Notes, Series 2012
3.000% due 09/02/2015	1,160	1,185
Jurupa Public Financing Authority, California Special Tax Notes, Series 2014
4.000% due 09/01/2016	200	213
5.000% due 09/01/2019	475	546
5.000% due 09/01/2020	550	639
Lincoln Unified School District, California Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	189
Long Beach Bond Finance Authority, California Revenue Notes, Series 2012
4.000% due 11/01/2016	500	533
4.000% due 11/01/2017	470	511
Long Beach, California Harbor Revenue Notes, Series 2010
5.000% due 05/15/2019	125	147
Long Beach, California Harbor Revenue Notes, Series 2014
5.000% due 11/15/2018	7,300	8,520
Los Altos Elementary School District, California General Obligation Notes, Series 2013
3.000% due 08/01/2017	2,425	2,594
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2009
5.000% due 07/01/2015	220	228
5.000% due 07/01/2017	1,925	2,160

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2018	$11,280	$13,042
Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2012
5.000% due 08/01/2018	500	573
Los Angeles County, California Redevelopment Authority Tax Allocation Notes, Series 2013
5.000% due 07/01/2017	550	614
Los Angeles County, California Regional Financing Authority Revenue Notes, (CM Insured), Series 2014
3.000% due 11/15/2020	1,625	1,656
Los Angeles County, California Sanitation Districts Financing Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,950	2,305
Los Angeles Department of Airports, California Revenue Bonds, Series 2008
5.000% due 05/15/2019	1,000	1,139
Los Angeles Department of Airports, California Revenue Notes, Series 2012
5.000% due 05/15/2019	665	781
Los Angeles Department of Water & Power, California Revenue Notes, Series 2012
5.000% due 01/01/2016	8,000	8,386
Los Angeles Harbor Department, California Revenue Bonds, Series 2009
5.000% due 08/01/2019	900	1,077
Los Angeles Municipal Improvement Corp., California Revenue Notes, Series 2014
3.500% due 05/01/2016	300	315
Los Angeles Unified School District, California Certificates of Participation Notes, Series 2012
4.000% due 10/01/2015	2,000	2,073
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2018	1,015	1,097
Los Angeles Unified School District, California General Obligation Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2016	200	216
Los Angeles, California Wastewater System Revenue Notes, Series 2012
5.000% due 06/01/2019	225	265
Los Angeles, California Wastewater System Revenue Notes, Series 2013
5.000% due 06/01/2018	325	375
Modesto Irrigation District, California Revenue Notes, Series 2012
5.000% due 07/01/2016	250	269
5.000% due 07/01/2017	200	224
5.000% due 07/01/2018	250	288
Mount San Antonio Community College District, California General Obligation Notes, Series 2010
0.000% due 05/01/2015	1,935	1,933
Oakland-Alameda County, California Coliseum Authority Revenue Notes, Series 2012
5.000% due 02/01/2016	1,750	1,854
Ohlone Community College District, California General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	155
4.000% due 08/01/2016	200	213
Orange County, California Development Agency Tax Allocation Notes, Series 2014
5.000% due 09/01/2017	500	562
Orange County, California Sanitation District Certificates of Participation Notes, Series 2008
3.000% due 08/01/2016	2,100	2,199
Orange County, California Sanitation District Revenue Notes, Series 2012
5.000% due 02/01/2021	760	924

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pasadena Unified School District, California General Obligation Notes, Series 2012
4.000% due 05/01/2015	$300	$307
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2017	3,050	3,399
5.000% due 08/01/2018	2,500	2,856
Pleasanton Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	150	156
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,075
Riverside Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
4.000% due 09/01/2017 (a)	1,000	1,095
Riverside, California Electric Revenue Bonds, (NPFGC Insured), Series 2004
5.000% due 10/01/2014	500	500
Roseville Natural Gas Financing Authority, California Revenue Notes, Series 2007
5.000% due 02/15/2016	1,000	1,051
Sacramento County, California Airport System Revenue Notes, Series 2010
3.000% due 07/01/2016	995	1,038
Sacramento Municipal Utility District, California Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 08/15/2015	740	771
Sacramento Unified School District, California General Obligation Notes, Series 2012
4.000% due 07/01/2015	1,215	1,249
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
3.000% due 07/01/2015	600	612
San Diego County, California Water Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	450	530
San Diego Public Facilities Financing Authority Water, California Revenue Notes, Series 2012
5.000% due 08/01/2016	1,000	1,084
San Francisco Municipal Transportation Agency, California Revenue Notes, Series 2012
5.000% due 03/01/2019	815	952
San Francisco State Building Authority, California Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 12/01/2015	1,800	1,896
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
3.000% due 05/01/2016	300	312
5.000% due 05/01/2019	1,795	2,102
San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.040% due 04/01/2030	660	660
San Francisco, California City & County General Obligation Notes, Series 2009
5.000% due 06/15/2017	2,305	2,582
San Francisco, California Public Utilities Commission Wastewater Revenue Notes, Series 2013
4.000% due 10/01/2014	150	150
4.000% due 10/01/2015	1,000	1,038
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	281
San Mateo County, California Community College District General Obligation Notes, Series 2014
2.000% due 09/01/2016 (a)	755	780
Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santa Clara Valley Transportation Authority, California Revenue Notes, Series 2010
4.000% due 04/01/2017	$150	$163
Santa Clara Valley Water District, California Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	159
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2016	2,160	2,200
Southern California Public Power Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	1,165	1,199
Southern California Public Power Authority Revenue Notes, Series 2011
4.000% due 07/01/2015	1,000	1,029
Southern California Public Power Authority Revenue Notes, Series 2012
5.000% due 07/01/2016	1,150	1,242
University of California Revenue Bonds, (NPFGC Insured), Series 2007
0.767% due 05/15/2030	1,000	909
University of California Revenue Notes, (AGM Insured), Series 2007
5.000% due 05/15/2015	45	46
5.000% due 05/15/2016	810	842
University of California Revenue Notes, Series 2008
5.000% due 05/15/2016	215	231
University of California Revenue Notes, Series 2013
5.000% due 05/15/2015	780	803
5.000% due 05/15/2017	1,000	1,115
West Basin Municipal Water District, California Revenue Notes, Series 2012
4.000% due 08/01/2015	500	516

		187,656

NEW YORK 0.3%
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2015	700	718

UTAH 0.7%
Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2019	1,185	1,388

Total Municipal Bonds & Notes (Cost $188,187)		189,762

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.2%
		533

SHORT-TERM NOTES 0.6%
Brentwood Infrastructure Financing Authority, California Special Assessment Notes, (AGM Insured), Series 2014
2.000% due 09/02/2015	1,200	1,220

Total Short-Term Instruments (Cost $1,752)		1,753

Total Investments in Securities (Cost $189,939)		191,515

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.7%

SHORT-TERM INSTRUMENTS 11.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.7%
PIMCO Short-Term Floating NAV Portfolio	2,516,107	$25,176

Total Short-Term Instruments (Cost $25,175)		25,176

Total Investments in Affiliates (Cost $25,175)		25,176

Total Investments 101.0% (Cost $215,114)		$216,691

Other Assets and Liabilities, net (1.0%)		(2,179)

Net Assets 100.0%		$214,512

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$533	U.S. Treasury Notes 1.500% due 02/28/2019	$(547)	$533	$533

Total Repurchase Agreements						$(547)	$533	$533

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$533	$0	$0	$0	$533	$(547)		$(14)

Total Borrowings and Other Financing Transactions	$533	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$187,656	$0	$187,656
New York	0	718	0	718
Utah	0	1,388	0	1,388
Short-Term Instruments
Repurchase Agreements	0	533	0	533
Short-Term Notes	0	1,220	0	1,220
	$0	$191,515	$0	$191,515

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,176	$0	$0	$25,176

Total Investments	$25,176	$191,515	$0	$216,691

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.5%

MUNICIPAL BONDS & NOTES 88.3%

ALABAMA 4.9%
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (a)	$10,675	$6,575
6.500% due 10/01/2053	10,000	11,452
Montgomery Medical Clinic Board, Alabama Revenue Bonds, Series 2006
5.250% due 03/01/2036	500	513

		18,540

ALASKA 0.2%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	1,400	630

ARIZONA 3.0%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	3,750	3,530
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	1,000	1,061
Arizona Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 02/01/2048	2,990	3,171
Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,282
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,600	1,579
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	873

		11,496

CALIFORNIA 7.6%
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,697
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	668
7.000% due 10/01/2039	500	504
California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000	1,204
7.750% due 04/01/2031	865	1,019
California Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	1,070
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	582
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	270	297
Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,371
5.000% due 09/01/2030	1,000	1,104
5.000% due 09/01/2034	1,300	1,391
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	$6,250	$7,219
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	2,055	1,639
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,035
Rancho Cordova Community Facilities District, California Special Tax Bonds, Series 2012
5.000% due 09/01/2032	1,250	1,288
5.000% due 09/01/2037	1,250	1,278
Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,764
6.250% due 10/01/2040	1,000	1,173
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	541

		28,991

COLORADO 3.2%
Colorado Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.750% due 05/15/2037	780	596
Colorado Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	1,975	1,731
5.900% due 08/01/2037	1,000	1,006
Colorado Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	1,098
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,788
Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	506
Madre Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	693
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,839
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	845

		12,102

CONNECTICUT 0.3%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	886	1,011

DELAWARE 0.2%
Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	675	705

FLORIDA 5.0%
Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,192
8.000% due 10/01/2046	1,250	1,479
Florida Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	$300	$322
Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	1,041
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	1,500	1,500
Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2007
5.375% due 06/15/2037	1,500	1,509
Martin County, Florida Health Facilities Authority Revenue Bonds, Series 2012
5.500% due 11/15/2042	3,000	3,251
Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2037	1,250	1,289
Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,123
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,780	1,782
St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,618
University Square Community Development District, Florida Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	740	753
Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,835	1,926

		19,037

GEORGIA 0.5%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	250
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,530	1,543

		1,793

GUAM 0.4%
Guam Government Waterworks Authority Revenue Bonds, Series 2014
5.000% due 07/01/2035	1,250	1,356

IDAHO 0.3%
Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,200	1,201

ILLINOIS 2.4%
Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	1,001
Chicago, Illinois Midway Airport Revenue Bonds, Series 2014
5.000% due 01/01/2041	2,500	2,676
Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,623
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	2,066
Illinois Finance Authority Revenue Bonds, Series 2007
6.000% due 03/01/2037 ^	1,775	355

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	$1,000	$20
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	516
Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	938

		9,195

INDIANA 3.3%
East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	100
Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	400
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	1,000	1,131
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,743
Rockport, Indiana Revenue Bonds, Series 2009
1.750% due 06/01/2025	4,000	4,025
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,750	1,768
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,100	2,568

		12,735

IOWA 1.9%
Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,085
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277	3
2.700% due 11/15/2046 ^	1,479	894
Iowa Finance Authority Revenue Notes, Series 2013
5.500% due 12/01/2022	5,000	5,284

		7,266

KANSAS 0.1%
Manhattan, Kansas Revenue Bonds, Series 2007
5.500% due 08/01/2021	250	236

LOUISIANA 1.1%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,174
Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,585
New Orleans Aviation Board, Louisiana Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	569

		4,328

MAINE 1.3%
Finance Authority of Maine Revenue Bonds, Series 2005
6.250% due 01/01/2025	5,000	5,115

MARYLAND 0.9%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 09/01/2025	250	275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	$250	$301
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,730

		3,306

MASSACHUSETTS 0.3%
Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	950	1,048

MICHIGAN 3.1%
Doctor Charles Drew Academy, Michigan Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	430	86
East Lansing Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2037	705	705
Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,081
Meridian Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2026	780	780
Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	2,000	2,147
5.000% due 07/01/2044	4,500	4,699
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	1,000	570
Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	1,033
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	642

		11,743

MINNESOTA 0.7%
Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	425
Faribault, Minnesota Revenue Bonds, Series 2010
6.750% due 05/01/2036	640	646
Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,114
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	506

		2,691

MISSOURI 0.7%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	750	94
Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	219
5.550% due 10/01/2036	45	39
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,532
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thirty-Ninth Street Transportation Development District, Missouri Revenue Bonds, Series 2008
6.875% due 09/01/2032	$500	$531

		2,678

MONTANA 0.2%
Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031	830	748

NEBRASKA 1.4%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,506

NEW JERSEY 6.2%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	4,200	3,116
5.000% due 06/01/2041	27,500	20,266

		23,382

NEW MEXICO 0.1%
Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	525

NEW YORK 4.8%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	3,500	3,982
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	165
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	8,703
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	573
Niagara Area Development Corp., New York Revenue Bonds, Series 2012
5.250% due 11/01/2042	3,000	3,086
TSASC, Inc., New York Revenue Bonds, Series 2006
5.125% due 06/01/2042	2,250	1,821

		18,330

NORTH CAROLINA 0.5%
North Carolina Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	50	50
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	827
6.000% due 04/01/2038	500	528
North Carolina Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	611

		2,016

OHIO 13.9%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	23,155	18,129
6.500% due 06/01/2047	21,285	17,918
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	2,000	2,146
5.500% due 06/01/2042	5,000	5,542

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	$3,000	$3,456
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,468

		52,659

OREGON 0.1%
Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200	214

PENNSYLVANIA 2.9%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	801
Cambridge Area Joint Authority, Pennsylvania Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	555
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	500	234
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	523
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	3,000	3,227
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	264
6.375% due 07/01/2030	1,000	1,049
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	547
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	436
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 10/01/2030	1,000	1,062
Susquehanna Area Regional Airport Authority, Pennsylvania Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,495	1,615
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	520	531

		10,844

RHODE ISLAND 1.6%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	6,000	6,001

SOUTH CAROLINA 0.5%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,933

TENNESSEE 0.4%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,101
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	566

		1,667

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 11.4%
Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	$1,000	$1,135
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	572
Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,117
Guadalupe-Blanco River Authority Industrial Development Corp., Texas Revenue Notes, Series 2008
5.625% due 10/01/2017	775	858
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,557
Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	941
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	450	539
Houston, Texas Airport System Revenue Bonds, Series 1997
6.125% due 07/15/2027	1,545	1,552
Houston, Texas Airport System Revenue Bonds, Series 2011
6.625% due 07/15/2038	3,500	3,930
Lubbock Health Facilities Development Corp., Texas Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	271
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	166
5.750% due 01/01/2033	350	389
North Texas Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,317
North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,138
Pharr Higher Education Finance Authority, Texas Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	581
Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	970
5.500% due 01/01/2032	500	514
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,100
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,100	6,271
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	10,000	10,010
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.375% due 02/15/2037	5,115	5,212
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,183

		43,323

UTAH 1.0%
Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	$675	$664
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	458

		3,652

VERMONT 0.5%
Vermont Economic Development Authority Revenue Bonds, Series 2013
4.750% due 04/01/2036	2,000	1,968

VIRGINIA 0.5%
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	114	3
6.000% due 06/01/2043	354	325
Lewistown Commerce Center Community Development Authority, Virginia Revenue Bonds, Series 2014
6.050% due 03/01/2044	578	500
6.050% due 03/01/2054 ^	609	6
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	993	1,071

		1,905

WASHINGTON 0.4%
Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,061
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	301

		1,362

WEST VIRGINIA 0.1%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	500	531

WISCONSIN 0.4%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,204

		1,654

Total Municipal Bonds & Notes (Cost $322,687)		335,423

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (b) 1.1%
		4,022

U.S. TREASURY BILLS 0.1%
0.051% due 10/16/2014 (d)	177	177

Total Short-Term Instruments (Cost $4,199)		4,199

Total Investments in Securities (Cost $326,886)		339,622

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%
PIMCO Short-Term Floating NAV Portfolio	1,991,600	$19,928

Total Short-Term Instruments (Cost $19,926)		19,928

Total Investments in Affiliates (Cost $19,926)		19,928

Total Investments 94.7% (Cost $346,812)		$359,550

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		41

Other Assets and Liabilities, net 5.3%		20,243

Net Assets 100.0%		$379,834

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$4,022	U.S. Treasury Notes 1.500% due 02/28/2019	$(4,105)	$4,022	$4,022

Total Repurchase Agreements						$(4,105)	$4,022	$4,022

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement SSB	$4,022	$0	$0	$0	$4,022	$(4,105)		$(83)

Total Borrowings and Other Financing Transactions	$4,022	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,950	$158	$78	$11	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	5,000	(348)	(593)	30	0

					$(190)	$(515)	$41	$0

Total Swap Agreements					$(190)	$(515)	$41	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(d)	Securities with an aggregate market value of $177 and cash of $452 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$41	$41	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$41	$41

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(106)	$(106)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(468)	$(468)

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$18,540	$0	$18,540
Alaska	0	630	0	630
Arizona	0	11,496	0	11,496
California	0	28,991	0	28,991
Colorado	0	12,102	0	12,102
Connecticut	0	1,011	0	1,011
Delaware	0	705	0	705
Florida	0	19,037	0	19,037
Georgia	0	1,793	0	1,793
Guam	0	1,356	0	1,356
Idaho	0	1,201	0	1,201
Illinois	0	9,195	0	9,195
Indiana	0	12,735	0	12,735
Iowa	0	7,266	0	7,266
Kansas	0	236	0	236
Louisiana	0	4,328	0	4,328
Maine	0	5,115	0	5,115
Maryland	0	3,306	0	3,306
Massachusetts	0	1,048	0	1,048
Michigan	0	11,743	0	11,743
Minnesota	0	2,691	0	2,691
Missouri	0	2,678	0	2,678
Montana	0	748	0	748
Nebraska	0	5,506	0	5,506
New Jersey	0	23,382	0	23,382
New Mexico	0	525	0	525
New York	0	18,330	0	18,330
North Carolina	0	2,016	0	2,016
Ohio	0	52,659	0	52,659

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Oregon	$0	$214	$0	$214
Pennsylvania	0	10,844	0	10,844
Rhode Island	0	6,001	0	6,001
South Carolina	0	1,933	0	1,933
Tennessee	0	1,667	0	1,667
Texas	0	43,323	0	43,323
Utah	0	3,652	0	3,652
Vermont	0	1,968	0	1,968
Virginia	0	1,905	0	1,905
Washington	0	1,362	0	1,362
West Virginia	0	531	0	531
Wisconsin	0	1,654	0	1,654
Short-Term Instruments
Repurchase Agreements	0	4,022	0	4,022
U.S. Treasury Bills	0	177	0	177
	$0	$339,622	$0	$339,622

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,928	$0	$0	$19,928

Total Investments	$19,928	$339,622	$0	$359,550

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$41	$0	$41

Totals	$19,928	$339,663	$0	$359,591

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Schedule of Investments PIMCO Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.2%

MUNICIPAL BONDS & NOTES 90.0%

ALABAMA 2.6%
Jefferson County, Alabama Revenue Bonds, Series 2004
5.250% due 01/01/2019	$3,300	$3,357
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	11,452

		14,809

ARIZONA 0.7%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,244

CALIFORNIA 14.2%
Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,727
5.000% due 12/01/2032	3,000	3,418
5.000% due 12/01/2033	3,500	3,967
5.000% due 12/01/2034	3,000	3,380
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,511
5.000% due 04/01/2038	10,000	11,156
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,131
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	10,000	12,049
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	11,163
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,926
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,711
Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,493
5.125% due 05/01/2030	1,500	1,664
5.125% due 05/01/2031	1,500	1,656
Poway Unified School District, California Special Tax Bonds, Series 2005
4.700% due 09/01/2016	440	447
4.800% due 09/01/2017	865	879
San Ramon Valley Unified School District, California General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	2,265

		80,543

COLORADO 4.8%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	1,375	1,542
Colorado Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	1,031
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	10,000	11,152
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	9,930	13,690

		27,415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 1.5%
District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	$7,500	$8,756

FLORIDA 5.0%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,650
Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	5,174
Florida State University System Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	6,700	7,957
JEA Electric System, Florida Revenue Bonds, Series 2013
5.000% due 10/01/2025	2,170	2,559
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	850
Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	3,000	3,113
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985	6,477
Tampa, Florida Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	455	474

		28,254

GEORGIA 3.2%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	16,974
Medical Center Hospital Authority, Georgia Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	695	744
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	560	616

		18,334

ILLINOIS 2.5%
Chicago, Illinois O’Hare International Airport Revenue Bonds, (FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,273
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	174
Illinois Finance Authority Revenue Bonds, Series 2009
5.750% due 07/01/2033	1,800	2,126
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	516
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	2,400	2,504
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2017	1,000	1,115
Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 11/01/2019	2,945	2,657

		14,365

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.9%
Indiana Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	$1,590	$1,601
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	559
Rockport, Indiana Revenue Bonds, Series 2009
1.750% due 06/01/2025	3,000	3,019

		5,179

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	558
Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	583

		1,141

LOUISIANA 0.2%
St. Tammany Parish, Louisiana Utilities Revenue Notes, Series 2010
5.000% due 08/01/2016	615	656
5.000% due 08/01/2018	505	558

		1,214

MARYLAND 2.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	10,000	11,234

MASSACHUSETTS 2.4%
Commonwealth of Massachusetts General Obligation Bonds, Series 2000
0.040% due 12/01/2030	3,650	3,650
Commonwealth of Massachusetts Revenue Bonds, (FGIC Insured), Series 2004
3.748% due 01/01/2016	250	258
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2025	1,500	1,795
5.000% due 08/15/2030	6,660	7,832

		13,535

MICHIGAN 0.4%
Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000	2,055

MISSOURI 0.5%
Missouri Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	2,116
Missouri Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2015	540	560
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 05/15/2017	100	110

		2,786

NEBRASKA 1.8%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,506

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	$3,000	$3,413
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	1,250	1,460

		10,379

NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2007
5.000% due 07/01/2017	1,075	1,184

NEW JERSEY 2.2%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.000% due 11/01/2028	2,500	2,501
6.500% due 04/01/2018	410	441
6.500% due 04/01/2031	500	603
New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,500	1,718
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.250% due 07/01/2035	3,500	3,840
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,419

		12,522

NEW MEXICO 1.3%
New Mexico Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	1,685	1,767
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	5,000	5,768

		7,535

NEW YORK 13.2%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	5,000	5,689
Erie County, New York Industrial Development Agency Revenue Notes, Series 2011
5.000% due 05/01/2015	500	514
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,000	1,154
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	10,000	11,563
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 08/15/2017	800	882
New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,840
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,000	2,321
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,244
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,952

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	$7,000	$8,343
5.000% due 02/01/2028	8,140	9,508
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,541
5.750% due 11/15/2051	5,000	5,802
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2025	2,500	2,960
New York State Thruway Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	2,000	2,356
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,352

		75,021

NORTH CAROLINA 2.1%
Charlotte, North Carolina Certificates of Participation Bonds, Series 2013
5.000% due 06/01/2029	1,340	1,570
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	5,000	5,597
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,734
North Carolina Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	2,028

		11,929

OHIO 7.4%
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2026	10,370	12,060
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	5,245	5,902
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	3,187
5.250% due 02/15/2029	2,900	3,370
Ohio State Water Development Authority Revenue Bonds, Series 2006
4.000% due 12/01/2033	15,000	15,971
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033	1,700	1,733

		42,223

OREGON 0.3%
Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,077
5.000% due 06/15/2031	500	536

		1,613

PENNSYLVANIA 5.4%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	235	236
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,800	2,850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2015	$765	$771
Pennsylvania Turnpike Commission Revenue Notes, Series 2014
0.920% due 12/01/2020	5,000	5,042
1.020% due 12/01/2021	15,000	15,154
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	1,041
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	5,000	5,420

		30,514

RHODE ISLAND 0.4%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,175	2,175

SOUTH CAROLINA 0.5%
Greenville County, South Carolina School District Revenue Bonds, (AGM Insured), Series 2006
5.000% due 12/01/2020	2,395	2,616
Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	250	253

		2,869

TENNESSEE 1.1%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,564
5.000% due 02/01/2024	1,400	1,593

		6,157

TEXAS 10.2%
Alliance Airport Authority, Texas Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	1,034
Dallas, Texas General Obligation Bonds, Series 2013
5.000% due 02/15/2025	5,735	6,873
Godley Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2008
5.250% due 02/15/2028	3,000	3,338
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,832
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.030% due 09/01/2031	1,200	1,200
Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.875% due 05/15/2021	205	233
North Texas Health Facilities Development Corp. Revenue Bonds, (AGM Insured), Series 2007
5.000% due 09/01/2020	895	978
North Texas Municipal Water District Revenue Bonds, Series 2012
5.000% due 09/01/2026	5,420	6,428
5.000% due 09/01/2029	1,750	2,065
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 09/01/2023	5,000	5,921
Northwest Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2010
4.000% due 02/15/2020	525	574

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwest Higher Education Authority, Inc., Texas Revenue Bonds, Series 2013
5.000% due 10/01/2029	$475	$547
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,734
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,488
5.250% due 12/15/2022	3,825	4,468
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,000	6,148
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000	5,497
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	1,840	2,023
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (a)	1,400	1,542

		57,923

UTAH 0.8%
Murray, Utah Revenue Bonds, Series 2005
0.030% due 05/15/2037	4,360	4,360

VIRGINIA 0.8%
Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Richmond, Virginia Revenue Bonds, Series 2013
5.000% due 01/15/2029	$2,000	$2,356

		4,546

WASHINGTON 1.2%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,426
Yakima County, Washington School District No. 208 West Valley General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2023	1,220	1,326

		6,752

Total Municipal Bonds & Notes (Cost $467,301)		511,566

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.1%
		768

U.S. TREASURY BILLS 0.1%
0.043% due 01/08/2015 (e)	290	290

Total Short-Term Instruments (Cost $1,058)		1,058

Total Investments in Securities (Cost $468,359)		512,624

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio	4,957,055	$49,600

Total Short-Term Instruments (Cost $49,595)		49,600

Total Investments in Affiliates (Cost $49,595)		49,600

Total Investments 98.9% (Cost $517,954)		$562,224

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $0)		19

Other Assets and Liabilities, net 1.1%		6,469

Net Assets 100.0%		$568,712

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,400	$1,542	0.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$768	U.S. Treasury Notes 8.125% due 08/15/2021	$(788)	$768	$768

Total Repurchase Agreements						$(788)	$768	$768

(1)	Includes accrued interest.

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$768	$0	$0	$0	$768	$(788)		$(20)

Total Borrowings and Other Financing Transactions	$768	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$15,000	$(1,044)	$(1,779)	$90	$0

Total Swap Agreements					$(1,044)	$(1,779)	$90	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

Cash of $1,228 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$90	$90	$0	$0	$0	$0

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	0.650%	06/20/2018	1.062%	$ 5,000	$0	$(71)	$0	$(71)

Total Swap Agreements						$0	$(71)	$0	$(71)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of September 30, 2014:

(e)	Securities with an aggregate market value of $290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
GST	$0	$0	$0	$0	$0	$0	$(71)	$(71)	$(71)	$290	$219

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$90	$90

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$71	$0	$0	$0	$71

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(244)	$(244)

Over the counter
Swap Agreements	$0	$17	$0	$0	$0	$17

	$0	$17	$0	$0	$(244)	$(227)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,027)	$(1,027)

Over the counter
Swap Agreements	$0	$32	$0	$0	$0	$32

	$0	$32	$0	$0	$(1,027)	$(995)

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$14,809	$0	$14,809
Arizona	0	4,244	0	4,244
California	0	80,543	0	80,543
Colorado	0	27,415	0	27,415
District of Columbia	0	8,756	0	8,756
Florida	0	28,254	0	28,254
Georgia	0	18,334	0	18,334
Illinois	0	14,365	0	14,365
Indiana	0	5,179	0	5,179
Kansas	0	1,141	0	1,141
Louisiana	0	1,214	0	1,214
Maryland	0	11,234	0	11,234
Massachusetts	0	13,535	0	13,535
Michigan	0	2,055	0	2,055
Missouri	0	2,786	0	2,786
Nebraska	0	10,379	0	10,379
New Hampshire	0	1,184	0	1,184
New Jersey	0	12,522	0	12,522
New Mexico	0	7,535	0	7,535
New York	0	75,021	0	75,021
North Carolina	0	11,929	0	11,929
Ohio	0	42,223	0	42,223
Oregon	0	1,613	0	1,613
Pennsylvania	0	30,514	0	30,514
Rhode Island	0	2,175	0	2,175
South Carolina	0	2,869	0	2,869

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Tennessee	$0	$6,157	$0	$6,157
Texas	0	57,923	0	57,923
Utah	0	4,360	0	4,360
Virginia	0	4,546	0	4,546
Washington	0	6,752	0	6,752
Short-Term Instruments
Repurchase Agreements	0	768	0	768
U.S. Treasury Bills	0	290	0	290
	$0	$512,624	$0	$512,624

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$49,600	$0	$0	$49,600

Total Investments	$49,600	$512,624	$0	$562,224

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$90	$0	$90

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(71)	$0	$(71)

Totals	$49,600	$512,643	$0	$562,243

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.4%

MUNICIPAL BONDS & NOTES 92.7%

CALIFORNIA 4.3%
Bay Area Water Supply & Conservation Agency, California Revenue Bonds, Series 2013
5.000% due 10/01/2026	$500	$596
California State General Obligation Bonds, Series 2013
4.000% due 12/01/2027	1,000	1,086
Los Angeles Department of Water & Power, California Revenue Notes, Series 2009
5.000% due 07/01/2016	100	108

		1,790

COLORADO 1.0%
Colorado State University System Board of Governors Revenue Notes, Series 2010
5.000% due 03/01/2018	250	284
University of Colorado Revenue Bonds, Series 2011
5.000% due 06/01/2023	100	119

		403

DISTRICT OF COLUMBIA 0.9%
District of Columbia Revenue Notes, Series 2012
5.000% due 12/01/2021	325	393

FLORIDA 2.4%
Orlando Utilities Commission, Florida Revenue Notes, Series 2013
5.000% due 10/01/2021	725	873
Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	119

		992

GUAM 2.3%
Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	965

INDIANA 0.3%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, Series 2010
5.000% due 01/15/2019	100	115

LOUISIANA 1.5%
Louisiana Stadium & Exposition District Revenue Bonds, Series 2013
5.000% due 07/01/2023	500	603

MASSACHUSETTS 3.3%
Commonwealth of Massachusetts General Obligation Bonds, Series 2011
5.000% due 10/01/2026	105	127
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2024	1,000	1,215

		1,342

MICHIGAN 0.3%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2019	100	118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.3%
Northern Municipal Power Agency, Minnesota Revenue Notes, (AGC Insured), Series 2008
5.000% due 01/01/2018	$100	$113

MISSOURI 2.2%
Metropolitan St. Louis Sewer District, Missouri Revenue Bonds, Series 2012
5.000% due 05/01/2023	375	450
Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	100	117
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	275	327

		894

NEBRASKA 2.1%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750	876

NEW JERSEY 4.1%
Monmouth County, New Jersey Improvement Authority Revenue Notes, Series 2008
4.000% due 12/01/2017	150	165
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 01/01/2024	570	663
5.000% due 03/01/2024	500	572
Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	293

		1,693

NEW MEXICO 3.3%
New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	970
New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2009
5.000% due 07/01/2017	330	369

		1,339

NEW YORK 9.5%
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2023	100	121
5.000% due 12/15/2026	1,000	1,194
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,161
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2021	190	211
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	1,015	1,211

		3,898

NORTH CAROLINA 6.6%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,363

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina Municipal Power Agency No. 1 Revenue Notes, Series 2010
5.000% due 01/01/2016	$160	$169
University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,203

		2,735

OHIO 12.9%
Akron, Ohio General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2019	150	167
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	233
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	2,435	2,850
Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,204
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	869

		5,323

OKLAHOMA 0.3%
Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	100	111

OREGON 1.6%
Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	669

PENNSYLVANIA 6.0%
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	100	102
Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 06/01/2023	500	583
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	525	600
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,170

		2,455

TENNESSEE 2.9%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,180

TEXAS 16.0%
Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,148
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	382
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	827

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	$500	$578
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2018	100	116
Katy Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2012
5.000% due 02/15/2020	100	119
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	880
North Central Texas Health Facility Development Corp. Revenue Bonds, Series 2012
5.000% due 08/15/2027	200	227
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,500	1,844
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	400	444

		6,565

VIRGINIA 5.8%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2025	1,000	1,204
Virginia College Building Authority Revenue Bonds, Series 2009
5.000% due 09/01/2020	300	344
Virginia Public Building Authority Revenue Bonds, Series 2013
5.000% due 08/01/2025	580	699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virginia Resources Authority Revenue Bonds, Series 2012
5.000% due 11/01/2023	$100	$121

		2,368

WASHINGTON 1.2%
Central Puget Sound Regional Transit Authority, Washington Revenue Notes, Series 2012
5.000% due 11/01/2021	100	121
Pierce County, Washington School District No. 10 Tacoma General Obligation Notes, Series 2012
4.000% due 06/01/2020	100	113
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2008
5.250% due 04/01/2019	150	177
Washington State General Obligation Notes, (AMBAC Insured), Series 2005
5.000% due 01/01/2015	100	101

		512

WISCONSIN 1.6%
Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	100	122
Wisconsin State General Obligation Notes, Series 2011
5.000% due 05/01/2020	100	119
WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	365	431

		672

Total Municipal Bonds & Notes (Cost $36,875)		38,124

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (a) 0.7%
		$278

Total Short-Term Instruments (Cost $278)		278

Total Investments in Securities (Cost $37,153)		38,402

	SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio	205,076	2,052

Total Short-Term Instruments (Cost $2,052)		2,052

Total Investments in Affiliates (Cost $2,052)		2,052

Total Investments 98.4% (Cost $39,205)		$40,454

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		11

Other Assets and Liabilities, net 1.6%		635

Net Assets 100.0%		$41,100

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$278	U.S. Treasury Notes 1.500% due 02/28/2019	$(288)	$278	$278

Total Repurchase Agreements						$(288)	$278	$278

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$278	$0	$0	$0	$278	$(288)		$(10)

Total Borrowings and Other Financing Transactions	$278	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	Short	12/2014	8	$9	$3	$0

Total Futures Contracts				$9	$3	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$1,500	$121	$(18)	$8	$0

Total Swap Agreements					$121	$(18)	$8	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

Cash of $184 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$8	$11	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$11	$11

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(79)	$(79)
Swap Agreements	0	0	0	0	(19)	(19)

	$0	$0	$0	$0	$(98)	$(98)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	0	0	0	(97)	(97)

	$0	$0	$0	$0	$(73)	$(73)

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$1,790	$0	$1,790
Colorado	0	403	0	403
District of Columbia	0	393	0	393
Florida	0	992	0	992
Guam	0	965	0	965
Indiana	0	115	0	115
Louisiana	0	603	0	603
Massachusetts	0	1,342	0	1,342
Michigan	0	118	0	118
Minnesota	0	113	0	113
Missouri	0	894	0	894
Nebraska	0	876	0	876
New Jersey	0	1,693	0	1,693
New Mexico	0	1,339	0	1,339
New York	0	3,898	0	3,898
North Carolina	0	2,735	0	2,735
Ohio	0	5,323	0	5,323
Oklahoma	0	111	0	111
Oregon	0	669	0	669
Pennsylvania	0	2,455	0	2,455

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Tennessee	$0	$1,180	$0	$1,180
Texas	0	6,565	0	6,565
Virginia	0	2,368	0	2,368
Washington	0	512	0	512
Wisconsin	0	672	0	672
Short-Term Instruments
Repurchase Agreements	0	278	0	278
	$0	$38,402	$0	$38,402

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,052	$0	$0	$2,052

Total Investments	$2,052	$38,402	$0	$40,454

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$8	$0	$11

Totals	$2,055	$38,410	$0	$40,465

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	67

Schedule of Investments PIMCO New York Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.6%

MUNICIPAL BONDS & NOTES 89.4%

CALIFORNIA 0.1%
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	$160	$176

NEW YORK 89.3%
Babylon Industrial Development Agency, New York Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,120
Battery Park City Authority, New York Revenue Bonds, Series 2013
5.000% due 11/01/2030	3,000	3,544
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	850
Build NYC Resource Corp., New York Revenue Bonds, Series 2012
5.000% due 08/01/2032	1,000	1,084
Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	485
5.000% due 07/01/2044	1,000	1,080
East Rochester Housing Authority, New York Revenue Bonds, Series 2006
5.500% due 08/01/2033	100	100
Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,803
5.000% due 07/01/2041	1,500	1,627
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,769
Long Island Power Authority, New York Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,070
Long Island Power Authority, New York Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,320
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,698
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	1,000	1,176
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,077
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,311
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,843
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,683
New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	405	420
New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,119
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,200	2,553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	$500	$605
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	768
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	835	854
5.500% due 01/01/2016	1,000	1,059
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	4,062
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,253
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
5.000% due 04/01/2028	2,540	2,898
New York City, New York Water & Sewer System Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,151
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,102
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 11/15/2044	75	82
5.750% due 11/15/2051	7,000	8,123
New York State Bridge Authority Revenue Bonds, Series 2012
4.000% due 01/01/2024	1,000	1,111
New York State Dormitory Authority Revenue Bonds, (BHAC/CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,100
New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,184
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,176
New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	764
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,103
5.000% due 07/01/2026	500	524
New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,096
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	2,500	2,811
5.000% due 07/01/2038	1,000	1,088
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,118
5.500% due 05/01/2037	400	434
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2026	1,500	1,693
5.000% due 07/01/2035	500	554
5.500% due 07/01/2040	1,000	1,124
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2027	3,500	4,073
6.000% due 07/01/2040	500	573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	$2,000	$2,355
5.000% due 12/15/2026	4,000	4,776
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 05/01/2024	500	551
5.000% due 03/15/2028	3,000	3,536
New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	975	979
New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	3,200	3,443
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,621
New York State Housing Finance Agency Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,022
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2029	2,000	2,056
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2025	3,180	3,762
New York State Urban Development Corp. Revenue Bonds, Series 2013
5.000% due 03/15/2028	750	878
Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	494
Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,978
Onondaga County, New York Revenue Notes, Series 2010
5.000% due 12/01/2019	250	296
Port Authority of New York & New Jersey Revenue Bonds, (AGM Insured), Series 2006
4.750% due 12/01/2026	3,000	3,146
Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	1,000	1,146
Sales Tax Asset Receivable Corp., New York Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,002
Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	280	287
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	5,000	5,450
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	3,058

		126,051

Total Municipal Bonds & Notes (Cost $114,559)		126,227

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (a) 0.2%
		351

Total Short-Term Instruments (Cost $351)		351

Total Investments in Securities (Cost $114,910)		126,578

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%
PIMCO Short-Term Floating NAV Portfolio	1,373,053	$13,739

Total Short-Term Instruments (Cost $13,738)		13,739

Total Investments in Affiliates (Cost $13,738)		13,739

Total Investments 99.4% (Cost $128,648)		$140,317

Other Assets and Liabilities, net 0.6%		847

Net Assets 100.0%		$141,164

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$351	U.S. Treasury Notes 8.125% due 08/15/2021	$(362)	$351	$351

Total Repurchase Agreements						$(362)	$351	$351

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$351	$0	$0	$0	$351	$(362)		$(11)

Total Borrowings and Other Financing Transactions	$351	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$176	$0	$176
New York	0	126,051	0	126,051
Short-Term Instruments
Repurchase Agreements	0	351	0	351
	$0	$126,578	$0	$126,578

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,739	$0	$0	$13,739

Total Investments	$13,739	$126,578	$0	$140,317

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	69

Schedule of Investments PIMCO Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.8%

MUNICIPAL BONDS & NOTES 94.0%

ALABAMA 0.7%
Alabama 21st Century Authority Revenue Notes, Series 2012
5.000% due 06/01/2019	$1,750	$2,003

ARIZONA 0.8%
Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2016	1,105	1,170
Phoenix, Arizona General Obligation Notes, Series 2012
4.000% due 07/01/2017	1,000	1,091

		2,261

CALIFORNIA 9.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.740% due 04/01/2047	5,000	5,080
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.957% due 04/01/2045	2,500	2,533
California Educational Facilities Authority Revenue Notes, Series 2010
0.840% due 10/01/2015	820	822
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	565	583
California State Department of Water Resources Power Supply Revenue Notes, Series 2011
5.000% due 05/01/2015	3,000	3,084
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
0.474% due 03/01/2034	5,000	5,004
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	3,000	3,284
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	250	257
Los Angeles Department of Water & Power, California Revenue Notes, Series 2012
5.000% due 01/01/2016	4,500	4,717
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,075
Santaluz Community Facilities District No. 2, California Special Tax Notes, Series 2011
3.000% due 09/01/2015	1,115	1,129

		27,568

CONNECTICUT 0.2%
Connecticut State Health & Educational Facility Authority Revenue Notes, Series 2012
3.000% due 07/01/2017	500	524

FLORIDA 3.8%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	2,000	2,148
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	5,000	5,369
Florida Municipal Power Agency Revenue Notes, Series 2011
3.000% due 10/01/2014	125	125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	$1,000	$1,160
Palm Beach County, Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	1,600	1,723

		10,525

GEORGIA 6.8%
Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	1,265	1,435
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	5,000	5,088
Burke County, Georgia Development Authority Revenue Bonds, Series 2008
1.400% due 11/01/2048	4,000	4,021
Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.750% due 12/01/2049	3,000	3,050
Floyd County, Georgia Development Authority Revenue Notes, Series 2012
0.850% due 07/01/2022	2,000	2,010
Metropolitan Atlanta Rapid Transit Authority, Georgia Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 07/01/2016	1,100	1,188
Private Colleges & Universities Authority, Georgia Revenue Notes, Series 2011
5.000% due 09/01/2016	2,040	2,217

		19,009

ILLINOIS 4.3%
Chicago Board of Education, Illinois General Obligation Notes, (AGM Insured), Series 2006
5.000% due 12/01/2014	300	302
Chicago, Illinois O’Hare International Airport Revenue Notes, Series 2011
3.000% due 01/01/2015	1,000	1,007
Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	1,700	1,717
Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2016	4,105	4,389
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,078
Melrose Park Village, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	108
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	2,860	3,287

		11,888

MARYLAND 1.2%
Maryland Community Development Administration Revenue Bonds, Series 2011
0.990% due 03/01/2036	150	150
Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2013
4.000% due 07/01/2016	490	518
5.000% due 07/01/2017	450	501
Maryland State General Obligation Notes, Series 2013
4.500% due 08/01/2017	2,000	2,218

		3,387

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 4.0%
Commonwealth of Massachusetts General Obligation Notes, Series 2007
5.000% due 11/01/2015	$1,980	$2,083
Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.400% due 02/01/2017	1,000	1,002
Massachusetts Development Finance Agency Revenue Notes, Series 2012
2.000% due 10/01/2014	1,425	1,425
Massachusetts Development Finance Agency Revenue Notes, Series 2014
1.500% due 08/01/2019	5,000	5,014
Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2019	1,330	1,553

		11,077

MICHIGAN 4.2%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	5,000	5,613
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	5,000	5,098
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	490	424
Michigan Trunk Line State Revenue Notes, Series 2012
5.000% due 11/15/2017	500	565

		11,700

MINNESOTA 0.8%
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	2,150	2,397

MISSOURI 0.4%
Missouri Development Finance Board Revenue Notes, Series 2012
4.000% due 12/01/2016	1,000	1,068

NEBRASKA 0.1%
Nebraska Public Power District Revenue Notes, Series 2014
4.000% due 01/01/2020	240	270

NEVADA 5.3%
Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	9,050	10,370
Nevada State Revenue Notes, Series 2013
5.000% due 12/01/2017	4,000	4,530

		14,900

NEW HAMPSHIRE 0.4%
Merrimack County, New Hampshire General Obligation Notes, Series 2012
4.000% due 12/01/2016	1,020	1,090

NEW JERSEY 3.5%
New Jersey Building Authority Revenue Notes, Series 2011
5.000% due 06/15/2016	1,500	1,609

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey State Turnpike Authority Revenue Notes, Series 2013
5.000% due 01/01/2017	$525	$576
5.000% due 01/01/2018	400	452
New Jersey Transit Corp. Revenue Notes, Series 2014
5.000% due 09/15/2017	5,000	5,540
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2001
5.750% due 12/15/2014	1,465	1,482

		9,659

NEW MEXICO 2.1%
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	5,000	5,769

NEW YORK 9.9%
Amherst Development Corp., New York Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2016	1,135	1,195
Build NYC Resource Corp., New York Revenue Notes, Series 2012
4.000% due 08/01/2015	700	718
5.000% due 08/01/2016	800	856
5.000% due 08/01/2017	650	715
Metropolitan Transportation Authority, New York Revenue Notes, Series 2006
5.000% due 11/15/2015	140	147
Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
5.000% due 11/15/2018	2,000	2,315
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	1,335	1,421
New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,365	1,419
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
1.350% due 01/01/2036	4,400	4,443
New York Local Government Assistance Corp. Revenue Bonds, Series 1993
5.500% due 04/01/2017	1,250	1,358
New York State Dormitory Authority Revenue Notes, Series 2010
3.750% due 10/01/2014	295	295
4.000% due 07/01/2016	845	880
5.000% due 07/01/2016	1,000	1,080
New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	4,500	4,526
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, Series 2007
5.000% due 04/01/2017	100	111
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	3,500	4,062
St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,500
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2012
4.000% due 11/15/2016	500	538

		27,579

NORTH CAROLINA 3.0%
North Carolina Eastern Municipal Power Agency Revenue Notes, Series 2012
5.000% due 01/01/2016	1,340	1,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina Municipal Power Agency No. 1 Revenue Notes, Series 2012
5.000% due 01/01/2015	$2,625	$2,656
North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	3,000	3,436
University of North Carolina at Greensboro Revenue Notes, Series 2014
4.000% due 04/01/2019	360	403
5.000% due 04/01/2020	500	590

		8,501

OHIO 6.7%
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2017	1,000	1,099
Cleveland, Ohio General Obligation Notes, Series 2012
4.000% due 12/01/2015	1,000	1,043
Kent State University, Ohio Revenue Notes, Series 2012
4.000% due 05/01/2016	1,000	1,057
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	7,650	8,129
Ohio Higher Educational Facility Commission Revenue Notes, Series 2009
5.000% due 10/01/2014	1,060	1,060
Ohio Higher Educational Facility Commission Revenue Notes, Series 2012
5.000% due 01/01/2017	2,000	2,195
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2014	2,035	2,035
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2019	100	118
Ohio State Water Development Authority Revenue Bonds, Series 2010
3.375% due 07/01/2033	2,000	2,038

		18,774

OREGON 2.3%
Oregon State Facilities Authority Revenue Notes, Series 2011
5.250% due 05/01/2019	920	1,077
Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
4.000% due 11/01/2017	5,000	5,277

		6,354

PENNSYLVANIA 4.7%
Beaver County, Pennsylvania Hospital Authority Revenue Notes, Series 2012
5.000% due 05/15/2017	1,460	1,615
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
2.700% due 04/01/2035	2,100	2,137
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	2,500	2,536
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	3,185	3,569
5.000% due 07/01/2018	2,875	3,308

		13,165

SOUTH CAROLINA 0.7%
South Carolina State General Obligation Notes, Series 2012
5.000% due 04/01/2016	1,750	1,873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 1.7%
Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Notes, Series 2012
5.000% due 10/01/2017	$2,000	$2,257
Tennessee Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	2,450	2,541

		4,798

TEXAS 10.7%
City Public Service Board of San Antonio, Texas Revenue Notes, Series 2014
5.000% due 02/01/2020 (a)	1,950	2,304
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	1,275	1,481
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2015	5,560	5,848
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2014	2,000	2,012
Lower Colorado River Authority, Texas Revenue Notes, Series 2010
5.000% due 05/15/2015	550	567
Lower Colorado River Authority, Texas Revenue Notes, Series 2012
5.000% due 05/15/2016	1,000	1,074
5.000% due 05/15/2018	500	571
Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	5,000	5,533
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2017	1,000	1,118
Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	4,900	4,938
San Antonio, Texas Water System Revenue Bonds, Series 2013
0.720% due 05/01/2043	3,000	3,000
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2012
5.000% due 12/15/2017	1,145	1,278

		29,724

UTAH 0.1%
Intermountain Power Agency, Utah Revenue Notes, Series 2014
4.000% due 07/01/2017	300	327

VIRGINIA 0.4%
Virginia Resources Authority Revenue Notes, Series 2012
5.000% due 11/01/2017	1,000	1,122

WASHINGTON 2.9%
Energy Northwest, Washington Revenue Notes, Series 2008
5.250% due 07/01/2016	3,800	4,124
Energy Northwest, Washington Revenue Notes, Series 2012
5.000% due 07/01/2017	2,500	2,798
Washington State General Obligation Notes, Series 2012
5.000% due 07/01/2017	1,125	1,260

		8,182

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	71

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 1.3%
Mason County, West Virginia Revenue Bonds, Series 2003
1.625% due 10/01/2022	$2,000	$2,005
West Virginia Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	1,500	1,510

		3,515

WISCONSIN 1.1%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
1.250% due 08/15/2025	3,000	3,025

Total Municipal Bonds & Notes (Cost $259,219)		262,034

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.8%
		2,205

Total Short-Term Instruments (Cost $2,205)		2,205

Total Investments in Securities (Cost $261,424)		264,239

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio	1,690,330	$16,913

Total Short-Term Instruments (Cost $16,913)		16,913

Total Investments in Affiliates (Cost $16,913)		16,913

Total Investments 100.9% (Cost $278,337)		$281,152

Other Assets and Liabilities, net (0.9%)		(2,424)

Net Assets 100.0%		$278,728

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$2,205	U.S. Treasury Notes 8.125% due 08/15/2021	$(2,252)	$2,205	$2,205

Total Repurchase Agreements						$(2,252)	$2,205	$2,205

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,205	$0	$0	$0	$2,205	$(2,252)	$(47)

Total Borrowings and Other Financing Transactions	$2,205	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,003	$0	$2,003
Arizona	0	2,261	0	2,261
California	0	27,568	0	27,568
Connecticut	0	524	0	524
Florida	0	10,525	0	10,525
Georgia	0	19,009	0	19,009
Illinois	0	11,888	0	11,888
Maryland	0	3,387	0	3,387
Massachusetts	0	11,077	0	11,077
Michigan	0	11,700	0	11,700
Minnesota	0	2,397	0	2,397
Missouri	0	1,068	0	1,068
Nebraska	0	270	0	270
Nevada	0	14,900	0	14,900
New Hampshire	0	1,090	0	1,090
New Jersey	0	9,659	0	9,659
New Mexico	0	5,769	0	5,769
New York	0	27,579	0	27,579
North Carolina	0	8,501	0	8,501
Ohio	0	18,774	0	18,774

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Oregon	$0	$6,354	$0	$6,354
Pennsylvania	0	13,165	0	13,165
South Carolina	0	1,873	0	1,873
Tennessee	0	4,798	0	4,798
Texas	0	29,724	0	29,724
Utah	0	327	0	327
Virginia	0	1,122	0	1,122
Washington	0	8,182	0	8,182
West Virginia	0	3,515	0	3,515
Wisconsin	0	3,025	0	3,025
Short-Term Instruments
Repurchase Agreements	0	2,205	0	2,205
	$0	$264,239	$0	$264,239

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$16,913	$0	$0	$16,913

Total Investments	$16,913	$264,239	$0	$281,152

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	73

Schedule of Investments PIMCO Tax Managed Real Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.3%

MUNICIPAL BONDS & NOTES 91.5%

ARIZONA 0.9%
Arizona Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$317
Mesa, Arizona Revenue Bonds, (FGIC Insured), Series 2002
5.250% due 07/01/2017	95	107
Mesa, Arizona Revenue Bonds, (NPFGC/FGIC Insured), Series 2002
5.250% due 07/01/2017	155	174

		598

CALIFORNIA 6.4%
California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2022	350	415
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	270
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	1,450	1,678
Los Angeles Department of Airports, California Revenue Bonds, Series 2008
5.000% due 05/15/2019	500	569
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	250	289
Orange County, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2016	20	22
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.500% due 05/01/2021	55	67
Southern California Public Power Authority Revenue Notes, Series 2011
5.000% due 07/01/2019	500	591
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2023	520	638

		4,539

FLORIDA 3.9%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2016	1,000	1,074
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2022	1,000	1,204
Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	250	283
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	150	172

		2,733

GEORGIA 1.5%
Atlanta, Georgia Department of Aviation Revenue Notes, Series 2010
5.000% due 01/01/2019	500	580
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	500	509

		1,089

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 2.3%
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	$300	$337
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	1,065	1,247

		1,584

INDIANA 3.0%
Indiana Finance Authority Revenue Notes, Series 2011
5.000% due 10/01/2020	1,000	1,194
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	345
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	500	594

		2,133

IOWA 0.4%
University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	267

LOUISIANA 0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	276

MASSACHUSETTS 4.7%
Commonwealth of Massachusetts General Obligation Bonds, (SGI Insured), Series 2003
4.312% due 12/01/2014	400	402
Commonwealth of Massachusetts Revenue Bonds, (FGIC Insured), Series 2004
2.798% due 01/01/2018	500	519
Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2024	1,000	1,195
Massachusetts Water Resources Authority Revenue Bonds, Series 2009
5.000% due 08/01/2021	1,000	1,178

		3,294

MICHIGAN 3.0%
Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,122
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,020

		2,142

MISSISSIPPI 0.6%
Mississippi Development Bank Revenue Notes, Series 2010
5.000% due 08/01/2016	400	433

MISSOURI 4.5%
Missouri Highway & Transportation Commission Revenue Notes, Series 2007
5.000% due 05/01/2017	350	390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.030% due 09/01/2030	$1,200	$1,200
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.030% due 02/15/2033	1,000	1,000
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.030% due 02/15/2034	570	570

		3,160

NEBRASKA 1.6%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2025	1,000	1,153

NEVADA 0.8%
Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	500	573

NEW JERSEY 4.0%
New Jersey Building Authority Revenue Notes, Series 2007
5.000% due 06/15/2016	450	483
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,157
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2004
5.500% due 12/15/2017	500	566
New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 12/15/2016	605	641

		2,847

NEW MEXICO 2.0%
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	750	865
New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2010
5.000% due 07/01/2017	500	561

		1,426

NEW YORK 17.2%
Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	375	399
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2020	700	816
5.250% due 03/01/2021	1,000	1,162
New York City, New York General Obligation Bonds, Series 2012
0.010% due 04/01/2042	1,000	1,000
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
2.882% due 03/01/2027	450	379
New York City, New York Transitional Finance Authority Building Aid Revenue Notes, Series 2009
5.000% due 01/15/2018	300	339
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
0.040% due 11/01/2022	750	750

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Water & Sewer System Revenue Notes, Series 2011
5.000% due 06/15/2020	$500	$595
New York State Dormitory Authority Revenue Bonds, (FGIC Insured), Series 2005
5.500% due 07/01/2018	500	581
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2023	750	884
New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	500	594
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	500	580
New York State Urban Development Corp. Revenue Bonds, (AMBAC Insured), Series 2004
5.500% due 03/15/2017	500	561
New York State Urban Development Corp. Revenue Bonds, Series 2010
5.000% due 01/01/2021	1,350	1,581
New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2019	1,000	1,160
5.000% due 03/15/2019	250	292
Onondaga County, New York Revenue Notes, Series 2011
3.000% due 12/01/2017	450	481

		12,154

NORTH CAROLINA 2.8%
North Carolina Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	284
5.000% due 07/01/2018	500	568
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2023	930	1,114

		1,966

OHIO 8.8%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2024	540	623
Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	125	143
Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2023	600	703
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	400	435
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	500	531
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,000	1,177
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,196
Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	275
University of Akron, Ohio Revenue Notes, (AGM Insured), Series 2010
5.000% due 01/01/2019	1,000	1,150

		6,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.4%
Portland, Oregon Sewer System Revenue Notes, Series 2010
5.000% due 03/01/2019	$250	$291

PENNSYLVANIA 2.8%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2024	500	578
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2002
0.020% due 07/01/2025	980	980
Philadelphia, Pennsylvania Water & Wastewater Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	400	433

		1,991

SOUTH CAROLINA 0.3%
Lexington County School District No. 1, South Carolina General Obligation Bonds, Series 2001
5.125% due 03/01/2020	200	222

TENNESSEE 1.0%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	595	702

TEXAS 9.8%
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	750	899
Garland Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2012
5.000% due 02/15/2021	1,000	1,202
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	600
Houston, Texas General Obligation Bonds, Series 2010
5.000% due 03/01/2021	1,000	1,160
Houston, Texas Utility System Revenue Bonds, Series 2011
5.000% due 11/15/2021	750	900
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2017	1,000	1,131
Lower Neches Valley Authority Industrial Development Corp., Texas Revenue Bonds, Series 2012
0.030% due 05/01/2046	1,000	1,000

		6,892

VIRGINIA 4.3%
Henrico County, Virginia General Obligation Bonds, Series 2011
3.000% due 08/01/2024	750	780
Virginia Public Building Authority Revenue Notes, Series 2011
5.000% due 08/01/2021	500	601
Virginia Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	150	174
Virginia Resources Authority Revenue Notes, Series 2011
5.000% due 11/01/2020	500	592

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virginia Resources Authority Revenue Notes, Series 2012
5.000% due 11/01/2020	$750	$899

		3,046

WASHINGTON 3.7%
Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2023	750	917
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2011
5.000% due 02/01/2024	225	260
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2020	1,000	1,181
Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	200	220

		2,578

WISCONSIN 0.4%
Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	284

Total Municipal Bonds & Notes (Cost $61,929)		64,606

SHORT-TERM INSTRUMENTS 10.8%

REPURCHASE AGREEMENTS (b) 8.3%
		5,866

U.S. TREASURY BILLS 2.5%
0.043% due 10/09/2014 - 03/19/2015 (a)(d)	1,793	1,793

Total Short-Term Instruments (Cost $7,659)		7,659

Total Investments in Securities (Cost $69,588)		72,265

Total Investments 102.3% (Cost $69,588)		$72,265

Financial Derivative Instruments (c) (3.1%) (Cost or Premiums, net $152)		(2,175)

Other Assets and Liabilities, net 0.8%		531

Net Assets 100.0%		$70,621

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	75

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$5,866	U.S. Treasury Notes 1.500% due 02/28/2019	$(5,988)	$5,866	$5,866

Total Repurchase Agreements						$(5,988)	$5,866	$5,866

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$5,866	$0	$0	$0	$5,866	$ (5,988)	$ (122)

Total Borrowings and Other Financing Transactions	$5,866	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Receive	3-Month USD-CPURNSA Index	2.085%	10/11/2017	$	3,200	$0	$(32)	$0	$(32)
	Receive	3-Month USD-CPURNSA Index	2.037%	12/31/2017		400	0	(2)	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		1,250	1	(52)	0	(51)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		5,293	0	(202)	0	(202)

CBK	Receive	3-Month USD-CPURNSA Index	2.575%	08/14/2024		4,000	0	(110)	0	(110)

DUB	Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014		600	0	(2)	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		600	0	(11)	0	(11)
	Receive	3-Month USD-CPURNSA Index	1.800%	01/17/2016		3,200	0	2	2	0
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		600	0	(17)	0	(17)
	Receive	3-Month USD-CPURNSA Index	1.935%	01/20/2017		400	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017		600	0	(24)	0	(24)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		600	0	(28)	0	(28)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		600	0	(34)	0	(34)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		600	0	(25)	0	(25)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		600	0	(22)	0	(22)

MYC	Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014		6,793	31	(53)	0	(22)
	Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015		6,793	31	(152)	0	(121)
	Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016		6,793	31	(238)	0	(207)
	Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018		6,793	30	(363)	0	(333)
	Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019		6,793	(13)	(370)	0	(383)
	Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020		5,543	35	(263)	0	(228)
	Receive	3-Month USD-CPURNSA Index	2.385%	11/01/2021		1,500	7	(63)	0	(56)
	Receive	3-Month USD-CPURNSA Index	2.535%	06/05/2023		1,500	0	(56)	0	(56)
	Receive	3-Month USD-CPURNSA Index	2.520%	11/01/2023		6,300	(1)	(177)	0	(178)

UAG	Receive	3-Month USD-CPURNSA Index	2.215%	01/17/2019		3,000	0	(32)	0	(32)

							$152	$(2,327)	$2	$(2,177)

Total Swap Agreements							$152	$(2,327)	$2	$(2,177)

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(d)	Securities with an aggregate market value of $1,793 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BRC	$0	$0	$0	$0	$0	$0	$(287)	$(287)	$(287)	$260	$(27)
CBK	0	0	0	0	0	0	(110)	(110)	(110)	0	(110)
DUB	0	0	2	2	0	0	(164)	(164)	(162)	110	(52)
MYC	0	0	0	0	0	0	(1,584)	(1,584)	(1,584)	1,357	(227)
UAG	0	0	0	0	0	0	(32)	(32)	(32)	0	(32)

Total Over the Counter	$0	$0	$2	$2	$0	$0	$(2,177)	$(2,177)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$0	$0	$2	$2

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$0	$0	$2,177	$2,177

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(474)	$(474)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$598	$0	$598
California	0	4,539	0	4,539
Florida	0	2,733	0	2,733
Georgia	0	1,089	0	1,089
Illinois	0	1,584	0	1,584
Indiana	0	2,133	0	2,133
Iowa	0	267	0	267
Louisiana	0	276	0	276

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Massachusetts	$0	$3,294	$0	$3,294
Michigan	0	2,142	0	2,142
Mississippi	0	433	0	433
Missouri	0	3,160	0	3,160
Nebraska	0	1,153	0	1,153
Nevada	0	573	0	573
New Jersey	0	2,847	0	2,847
New Mexico	0	1,426	0	1,426
New York	0	12,154	0	12,154
North Carolina	0	1,966	0	1,966

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	77

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

September 30, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Ohio	$0	$6,233	$0	$6,233
Oregon	0	291	0	291
Pennsylvania	0	1,991	0	1,991
South Carolina	0	222	0	222
Tennessee	0	702	0	702
Texas	0	6,892	0	6,892
Virginia	0	3,046	0	3,046
Washington	0	2,578	0	2,578
Wisconsin	0	284	0	284
Short-Term Instruments
Repurchase Agreements	0	5,866	0	5,866

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
U.S. Treasury Bills	$0	$1,793	$0	$1,793

Total Investments	$0	$72,265	$0	$72,265

Financial Derivative Instruments - Assets
Over the counter	$0	$2	$0	$2

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,177)	$0	$(2,177)

Totals	$0	$70,090	$0	$70,090

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.8%

BANK LOAN OBLIGATIONS 0.0%
Dell, Inc.
3.750% due 10/29/2018		$90	$89

Total Bank Loan Obligations (Cost $90)			89

CORPORATE BONDS & NOTES 1.0%

BANKING & FINANCE 1.0%
AGFC Capital Trust
6.000% due 01/15/2067		100	82
Bank of America Corp.
3.929% due 10/21/2025	MXN	13,000	1,041
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (e)	CAD	100	100
6.990% due 10/05/2017 (e)		$2,050	2,351
Springleaf Finance Corp.
5.750% due 09/15/2016		100	104

			3,678

INDUSTRIALS 0.0%
Big Heart Pet Brands
7.625% due 02/15/2019		104	103

Total Corporate Bonds & Notes (Cost $2,563)			3,781

MUNICIPAL BONDS & NOTES 81.1%

ALASKA 1.2%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021		4,000	4,693

ARIZONA 0.8%
Mesa, Arizona General Obligation Bonds, (FGIC Insured), Series 2004
5.000% due 07/01/2018		500	572
University of Arizona Revenue Bonds, Series 2011
5.000% due 08/01/2025		2,095	2,387

			2,959

CALIFORNIA 8.8%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
0.957% due 04/01/2045		5,000	5,066
California Health Facilities Financing Authority Revenue Bonds, Series 2014
5.000% due 10/01/2027		3,000	3,578
California Pollution Control Financing Authority Revenue Bonds, Series 1996
0.020% due 11/01/2026		2,500	2,500
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018		2,500	2,858
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015		125	128
California State General Obligation Notes, Series 2009
5.500% due 04/01/2018		500	580
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
4.500% due 06/01/2027		10,500	9,714
Hartnell Community College District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)		1,000	794
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2019		125	147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northern California Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	$1,500	$1,734
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2021	1,875	2,207
Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,680	1,961
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2009
5.000% due 11/01/2021	1,000	1,176
Santa Clara Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2022	450	510

		32,953

COLORADO 6.7%
Denver, Colorado Airport System City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	15,040	16,755
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	4,500	5,257
Regional Transportation District, Colorado Revenue Bonds, Series 2012
5.000% due 11/01/2027	2,520	2,962

		24,974

FLORIDA 5.0%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2020	2,500	2,919
Florida State General Obligation Bonds, Series 2011
5.000% due 06/01/2025	4,000	4,742
Florida State General Obligation Bonds, Series 2013
5.000% due 06/01/2026	8,000	9,576
Florida State General Obligation Notes, Series 2010
5.000% due 06/01/2020	1,000	1,193
Miami-Dade County, Florida Transit System Sales Surtax Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	457

		18,887

GEORGIA 0.5%
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
5.000% due 11/01/2019	1,580	1,859

ILLINOIS 1.2%
Chicago, Illinois Waterworks Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	3,000	3,172
Cook Kane Lake & McHenry Counties Community College District No. 512, Illinois General Obligation Bonds, Series 2009
5.000% due 12/01/2019	100	116
Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	1,000	1,069

		4,357

INDIANA 1.9%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	558

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, Series 2009
5.000% due 02/01/2015	$500	$508
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	5,000	5,940

		7,006

IOWA 1.7%
Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,814
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	4,410	4,435

		6,249

KANSAS 0.1%
Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	403

MARYLAND 0.2%
University System of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	825	865

MASSACHUSETTS 4.5%
Commonwealth of Massachusetts General Obligation Bonds, (NPFGC/IBC Insured), Series 2002
5.500% due 08/01/2019	150	180
Commonwealth of Massachusetts General Obligation Notes, Series 2010
5.000% due 06/01/2017	1,000	1,118
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.250% due 07/01/2020	1,150	1,391
Massachusetts Educational Financing Authority Revenue Notes, Series 2010
5.500% due 01/01/2017	2,000	2,197
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.020% due 07/01/2037	3,540	3,540
0.030% due 08/15/2034	4,400	4,400
Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2009
0.010% due 07/01/2039	4,000	4,000

		16,826

MICHIGAN 0.9%
Michigan State Building Authority Revenue Bonds, Series 2011
5.000% due 10/15/2024	3,000	3,477

MINNESOTA 0.4%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	1,200	1,331

NEBRASKA 0.1%
Omaha, Nebraska General Obligation Bonds, Series 2000
6.500% due 12/01/2030	300	433

NEW JERSEY 3.2%
New Jersey Economic Development Authority Revenue Notes, Series 2010
5.000% due 12/15/2016	2,500	2,732

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	79

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey State Turnpike Authority Revenue Bonds, Series 2013
5.000% due 01/01/2025	$4,775	$5,600
New Jersey Transportation Trust Fund Authority Revenue Bonds, (FGIC Insured), Series 2005
5.500% due 12/15/2020	3,000	3,527

		11,859

NEW YORK 17.5%
New York City, New York General Obligation Notes, Series 2013
5.000% due 08/01/2015	6,800	7,073
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2007
5.000% due 11/01/2021	500	556
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	567
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2026	3,000	3,514
5.250% due 06/15/2044	4,300	4,851
5.375% due 06/15/2043	3,000	3,489
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
5.000% due 06/15/2022	4,000	4,814
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2021	1,000	1,160
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2028	3,000	3,546
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 03/15/2021	2,730	3,269
New York State Urban Development Corp. Revenue Bonds, Series 2008
0.040% due 01/01/2030	10,600	10,600
5.500% due 01/01/2019	1,000	1,181
New York State Urban Development Corp. Revenue Bonds, Series 2013
5.000% due 03/15/2027	3,000	3,528
New York State Urban Development Corp. Revenue Notes, Series 2013
5.000% due 03/15/2018	2,700	3,082
5.000% due 03/15/2021	3,000	3,582
Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	100	106
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2021	2,700	3,078
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,500	1,742
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2011
5.000% due 01/01/2023	3,500	4,168
Utility Debt Securitization Authority, New York Revenue Notes, Series 2013
5.000% due 06/15/2018	1,500	1,620

		65,526

NORTH CAROLINA 0.9%
Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
0.020% due 01/15/2038	2,110	2,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Carolina Infrastructure Finance Corp. Certificates of Participation Bonds, (AGM Insured), Series 2006
5.000% due 02/01/2021	$500	$552
North Carolina Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	767

		3,429

OHIO 8.7%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	4,400	3,445
6.500% due 06/01/2047	7,350	6,187
Lancaster Port Authority, Ohio Revenue Notes, Series 2014
0.704% due 02/01/2019	500	503
Miami University/Oxford, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2016	2,715	2,952
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	4,500	4,782
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2002
0.020% due 10/01/2031	6,500	6,500
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2013
0.030% due 01/01/2039	8,000	8,000
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	115

		32,484

OKLAHOMA 0.5%
Oklahoma Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	1,525	1,739

OREGON 0.1%
Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (FGIC Insured), Series 2005
5.250% due 06/15/2018	500	577

PENNSYLVANIA 2.0%
Commonwealth of Pennsylvania General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	574
Pennsylvania Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	625	704
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2002
0.020% due 07/01/2025	2,000	2,000
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2011
0.020% due 07/01/2041	4,400	4,400

		7,678

SOUTH CAROLINA 1.6%
South Carolina Educational Facilities Authority Revenue Bonds, Series 2006
0.020% due 10/01/2039	6,000	6,000

TENNESSEE 0.7%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	1,100	1,199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	$1,500	$1,556

		2,755

TEXAS 8.8%
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	164
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2011
5.000% due 11/01/2019	1,000	1,176
5.000% due 11/01/2020	1,000	1,194
Fort Worth, Texas Water & Sewer System Revenue Notes, Series 2010
4.250% due 02/15/2020	1,000	1,144
Houston, Texas Utility System Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	287
Houston, Texas Utility System Revenue Bonds, Series 2012
0.640% due 05/15/2034	2,500	2,502
Laredo Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2005
5.000% due 08/01/2022	1,800	1,866
Leander Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2011
4.000% due 08/15/2020	3,290	3,746
Lone Star College System, Texas General Obligation Notes, Series 2010
5.000% due 08/15/2018	1,500	1,723
Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	500	550
San Antonio, Texas City Public Service Board Revenue Notes, Series 2009
5.000% due 02/01/2019	500	582
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	8,125	9,991
Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	145
Texas State General Obligation Bonds, Series 2011
0.040% due 06/01/2041	6,000	6,000
Texas State General Obligation Notes, Series 2010
5.000% due 10/01/2017	1,500	1,695
Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	100	110

		32,875

VIRGINIA 0.1%
Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2009
5.000% due 10/01/2017	410	463

WASHINGTON 2.3%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,000	1,082
King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	250	282
5.250% due 01/01/2039	500	565
Seattle, Washington Municipal Light & Power Revenue Notes, Series 2010
5.000% due 02/01/2019	2,500	2,910

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
0.020% due 08/15/2041	$1,960	$1,960
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,181
Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	500	584

		8,564

WISCONSIN 0.7%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	2,200	2,419
Wisconsin State General Obligation Bonds, Series 2008
5.000% due 05/01/2019	125	143

		2,562

Total Municipal Bonds & Notes (Cost $288,510)		303,783

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
0.275% due 03/25/2034	51	51
1.055% due 04/25/2032	50	51
Freddie Mac
1.724% due 10/25/2021 (a)	682	61

Total U.S. Government Agencies (Cost $153)		163

U.S. TREASURY OBLIGATIONS 3.7%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (h)(j)	4,041	3,949
0.125% due 01/15/2023 (h)(j)	1,755	1,700
0.625% due 07/15/2021 (h)(j)	5,391	5,506
2.000% due 01/15/2026 (h)	360	411
2.375% due 01/15/2025 (h)	126	148
2.375% due 01/15/2027 (j)	1,772	2,101

Total U.S. Treasury Obligations (Cost $14,514)		13,815

MORTGAGE-BACKED SECURITIES 4.3%
American Home Mortgage Assets Trust
1.075% due 09/25/2046	48	35
Banc of America Commercial Mortgage Trust
5.730% due 04/10/2049	81	87
Banc of America Funding Trust
2.657% due 06/20/2032	66	67
2.826% due 01/20/2047 ^	63	49
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 03/25/2035	308	312
2.790% due 02/25/2034	148	146
4.855% due 03/25/2035	292	289
Bear Stearns ALT-A Trust
5.237% due 05/25/2036	3,575	2,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.325% due 11/25/2036		$2,228	$1,995
0.334% due 02/20/2047		522	396
Countrywide Home Loan Mortgage Pass-Through Trust
2.624% due 08/25/2034		48	43
Credit Suisse First Boston Mortgage Securities Corp.
2.248% due 07/25/2033		40	40
EMF-NL Prime BV
1.002% due 04/17/2041	EUR	90	109
Eurosail PLC
1.702% due 10/17/2040		94	120
GSR Mortgage Loan Trust
2.216% due 06/25/2034		$59	59
5.750% due 01/25/2037		60	59
IndyMac Mortgage Loan Trust
0.455% due 07/25/2035		3,095	2,786
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		285	299
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	57
MASTR Adjustable Rate Mortgages Trust
2.171% due 05/25/2034		200	198
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.634% due 06/15/2030		121	119
1.014% due 08/15/2032		402	388
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036		98	91
1.155% due 10/25/2035		49	46
Morgan Stanley Capital Trust
4.700% due 07/15/2056		55	55
5.665% due 04/15/2049		1,341	1,458
Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		323	245
Structured Asset Mortgage Investments Trust
0.375% due 05/25/2036		558	421
0.403% due 07/19/2035		99	91
Thornburg Mortgage Securities Trust
1.405% due 06/25/2037		195	172
1.831% due 06/25/2037		842	816
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		228	244
6.140% due 02/15/2051		380	409
WaMu Mortgage Pass-Through Certificates Trust
1.515% due 08/25/2042		48	46
2.132% due 03/25/2037 ^		1,669	1,489
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		223	225

Total Mortgage-Backed Securities (Cost $14,947)			16,214

ASSET-BACKED SECURITIES 10.4%
Bear Stearns Asset-Backed Securities Trust
0.325% due 03/25/2037		2,986	2,754
Berica Asset-Backed Security SRL
0.382% due 12/31/2055	EUR	1,916	2,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.295% due 08/25/2036		$152	$118
Countrywide Asset-Backed Certificates
0.295% due 07/25/2037		11,100	8,766
0.295% due 08/25/2037		1,000	823
0.305% due 01/25/2037		4,079	3,873
0.305% due 06/25/2047		7,347	5,928
0.435% due 09/25/2036		6,550	5,586
Credit-Based Asset Servicing and Securitization LLC
4.230% due 12/25/2035		611	608
IXIS Real Estate Capital Trust
0.385% due 01/25/2037		169	93
JPMorgan Mortgage Acquisition Trust
0.295% due 10/25/2036		1,000	900
Option One Mortgage Loan Trust
5.611% due 01/25/2037 ^		1,386	1,419
Residential Asset Mortgage Products Trust
0.355% due 03/25/2036		211	207
Residential Asset Securities Corp. Trust
0.335% due 04/25/2036		245	229
0.415% due 07/25/2036		3,700	2,195
6.228% due 04/25/2032		9	10
Sierra Madre Funding Ltd.
0.556% due 09/07/2039		3,696	2,911

Total Asset-Backed Securities (Cost $28,071)			38,826

SOVEREIGN ISSUES 0.1%
New Zealand Governement Bond
2.000% due 09/20/2025	NZD	308	233

Total Sovereign Issues (Cost $278)			233

SHORT-TERM INSTRUMENTS 3.2%

U.S. TREASURY BILLS 3.2%
0.040% due 10/02/2014 - 04/02/2015 (b)(g)(h)(j)		$11,788	11,787

Total Short-Term Instruments (Cost $11,787)			11,787

Total Investments in Securities (Cost $360,913)			388,691

Total Investments 103.8% (Cost $360,913)			$388,691

Financial Derivative Instruments (f)(i) (2.6%) (Cost or Premiums, net $(12,731))			(9,818)

Other Assets and Liabilities, net (1.2%)			(4,304)

Net Assets 100.0%			$374,569

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	81

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of September 30, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $21,320 at a weighted average interest rate of 0.109%.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
GSC	Fannie Mae	4.500%	11/01/2044	$64,000	$(68,800)	$(68,889)

Total Short Sales					$(68,800)	$(68,889)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$0	$(68,889)	$(68,889)	$0	$(68,889)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(68,889)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,890.000	11/22/2014	40	$(72)	$(82)
Call - CBOE S&P 500 Index	2,000.000	11/22/2014	40	(156)	(89)

				$(228)	$(171)

Total Written Options				$(228)	$(171)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Long	06/2016	226	$(51)	$0	$(11)
90-Day Eurodollar June Futures	Short	06/2017	226	12	11	0
Euro currency December Futures	Long	12/2014	120	(503)	0	(98)
Euro-OAT France Government 10-Year Bond December Futures	Short	12/2014	106	(93)	0	(32)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2014	77	(91)	0	(60)

Total Futures Contracts				$(726)	$11	$(201)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$82,400	$1,343	$(125)	$94	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month SEK-LIBOR	2.500%	09/15/2016	SEK 15,100	$82	$(1)	$0	$0
Receive	3-Month USD-LIBOR	1.500%	12/17/2017	$ 153,300	(92)	233	37	0
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	47,800	(408)	182	22	0
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	18,400	(104)	94	13	0
Pay	3-Month USD-LIBOR	3.000%	12/17/2024	16,400	401	(38)	0	(25)
Receive	3-Month USD-LIBOR	2.500%	06/19/2028	600	24	22	1	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033	12,700	519	495	45	0
Receive	3-Month USD-LIBOR	3.050%	06/13/2043	3,600	73	10	20	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	2,800	226	33	15	0
Receive	3-Month USD-LIBOR	2.950%	07/10/2043	6,100	260	(28)	34	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	1,800	(125)	(200)	11	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	6,200	(752)	(378)	39	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/16/2017	AUD 300,000	1,309	1,328	223	0
Pay	6-Month AUD-BBR-BBSW	3.250%	09/21/2017	110,900	112	89	104	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2018	40,900	513	571	52	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	56,100	1,763	1,633	89	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/17/2019	34,100	527	(52)	54	0
Receive	6-Month AUD-BBR-BBSW	4.750%	06/18/2024	38,100	(2,788)	(2,527)	0	(12)
Receive	6-Month AUD-BBR-BBSW	4.250%	12/17/2024	36,400	(1,005)	(369)	0	(16)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR 5,400	(70)	(184)	0	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN 52,500	(64)	(42)	11	0

					$401	$871	$770	$(53)

Total Swap Agreements					$1,744	$746	$864	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(g)	Securities with an aggregate market value of $1,930 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(h)	Securities with an aggregate market value of $6,522 and cash of $1,295 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$11	$864	$875	$(171)	$(201)	$(53)	$(425)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	9,066	$		8,229	$137	$0
	10/2014		GBP	2,403			3,930	34	0
	10/2014		JPY	162,200			1,528	50	0
	10/2014		KRW	10,227			10	0	0
	10/2014	$		8,098		CAD	8,928	0	(129)
	11/2014			3,929		GBP	2,403	0	(34)

BPS	10/2014			3,950		AUD	4,265	0	(216)
	10/2014			3,934		GBP	2,403	0	(39)
	11/2014			7,197		EUR	5,713	20	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	83

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	10/2014		KRW	675,145	$		654	$15	$0
	10/2014		NZD	254			211	13	0
	10/2014	$		9,128		EUR	7,057	0	(215)

CBK	10/2014		EUR	45,647	$		60,034	2,379	0
	11/2014	$		26		BRL	65	0	0
	12/2014		MXN	1,302	$		97	1	0

DUB	10/2014		KRW	6,391,875			6,250	203	0
	10/2016		JPY	253,014			3,576	1,219	0

FBF	10/2014		KRW	5,553,804			5,430	176	0
	11/2014		BRL	1,417			600	26	0

GLM	10/2014		EUR	551			727	31	0
	10/2014		JPY	1,266,481			11,891	344	0

HUS	10/2014	$		496		EUR	381	0	(15)
	11/2014		BRL	1,297	$		550	25	0

JPM	10/2014		AUD	6,012			5,381	117	0
	10/2014	$		227		EUR	176	0	(5)
	10/2014			13,125		JPY	1,428,681	0	(99)
	11/2014		BRL	1,561	$		660	28	0
	11/2014		JPY	1,428,681			13,128	99	0

MSB	10/2014		BRL	449			196	13	0
	10/2014	$		183		BRL	449	0	0
	11/2014		BRL	1,984	$		840	37	0
	11/2014	$		660		BRL	1,562	0	(27)

RBC	02/2015		MXN	13,375	$		1,012	25	0

SOG	10/2014		AUD	5,636			5,125	191	0

UAG	10/2014		BRL	12,750			5,418	209	0
	10/2014		KRW	10,227			10	0	0
	10/2014	$		5,579		BRL	12,750	0	(370)
	10/2014			49,349		EUR	38,584	0	(615)
	10/2014			12,437		KRW	12,715,731	0	(408)
	11/2014		EUR	38,584	$		49,359	615	0
	11/2014	$		7,178		BRL	16,999	0	(295)

Total Forward Foreign Currency Contracts								$6,007	$(2,467)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.210%	04/25/2016	$	8,300	$332	$175

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor (Effective 08/15/2017)	1.625%	3-Month USD-LIBOR	08/15/2019	$	94,200	$ 603	$497

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC S&P 500 Index	1,890.000	11/21/2014	$ 400	$78	$78
	Call - OTC S&P 500 Index	2,000.000	11/21/2014	400	96	96

					$174	$174

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC Fannie Mae 4.500% due 11/01/2044	$109.234	11/06/2014	$ 35,000	$1	$2

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Cost (1)	Market Value
GLM	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	10/24/2014	$	2,400	$274	$266

Total Purchased Options						$1,384	$1,114

(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-22 5-Year Index	Sell	0.990%	10/15/2014	$ 7,600	$(24)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.435	11/21/2014	$	8,211	$(79)	$(312)
	Call - OTC USD versus INR	INR	63.500	11/21/2014		3,975	(26)	(24)
	Call - OTC USD versus MXN	MXN	13.900	03/05/2015		7,332	(73)	(135)

DUB	Put - OTC AUD versus USD		$0.855	10/30/2014	AUD	1,286	(5)	(5)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	$	11,191	(341)	(490)

							$(524)	$(966)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	5,500	$(147)	$(47)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	04/25/2016		33,200	(334)	(165)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		41,500	(515)	(75)

DUB	Call - OTC 10-Year Interest Rate Swap	6-Month AUD-BBR-BBSW	Receive	3.895%	10/20/2014	AUD	6,100	(16)	(43)
	Put - OTC 10-Year Interest Rate Swap	6-Month AUD-BBR-BBSW	Pay	4.215%	10/20/2014		6,100	(16)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month AUD-BBR-BBSW	Pay	4.060%	11/20/2014		12,700	(53)	(38)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015	$	5,800	(155)	(49)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.420%	11/20/2014		19,900	(77)	(26)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920%	11/20/2014		19,900	(90)	(54)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		11,100	(136)	(80)

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.660%	10/20/2014		18,100	(45)	(94)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920%	10/20/2014		18,100	(45)	(7)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		15,100	(287)	(240)

								$(1,916)	$(918)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor (Effective 08/15/2017)	1.000%	3-Month USD-LIBOR	08/15/2019	$	188,400	$(603)	$(496)

Total Written Options							$(3,067)	$(2,382)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	400	$119,200	AUD	20,298	EUR	0	$(1,653)
Sales	8,696	379,809		26,186		105,676	(2,943)
Closing Buys	(8,334)	0		0		(23,976)	696
Expirations	(682)	(72,900)		(20,298)		(51,700)	573
Exercised	0	(11,200)		0		(30,000)	32

Balance at End of Period	80	$414,909	AUD	26,186	EUR	0	$(3,295)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	85

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	DDR Corp.	(1.000%	)	06/20/2016	0.305%	$ 300	$8	$(12)	$0	$(4)
	DDR Corp.	(1.000%	)	09/20/2017	0.562%	600	26	(34)	0	(8)
	DDR Corp.	(1.000%	)	12/20/2017	0.605%	100	4	(5)	0	(1)
	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.454%	300	5	(10)	0	(5)
	Marriott International, Inc.	(1.000%	)	03/20/2016	0.105%	300	(2)	(2)	0	(4)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.135%	600	10	(21)	0	(11)
	Marriott International, Inc.	(1.000%	)	03/20/2017	0.173%	1,200	(5)	(20)	0	(25)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.233%	600	(2)	(13)	0	(15)
	Ryder System, Inc.	(1.000%	)	03/20/2016	0.125%	600	5	(13)	0	(8)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.576%	EUR 100	3	(5)	0	(2)
	Sweden Government International Bond	(0.250%	)	09/20/2021	0.213%	$ 900	17	(19)	0	(2)
	Target Corp.	(1.000%	)	09/20/2016	0.142%	300	(6)	1	0	(5)
	Target Corp.	(1.000%	)	03/20/2017	0.182%	600	(17)	5	0	(12)
	Target Corp.	(1.000%	)	06/20/2017	0.207%	300	(9)	2	0	(7)
	Target Corp.	(1.000%	)	09/20/2017	0.227%	500	(14)	3	0	(11)
	Wells Fargo & Co.	(1.000%	)	09/20/2016	0.200%	400	4	(10)	0	(6)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.212%	300	7	(12)	0	(5)

BPS	Sweden Government International Bond	(0.250%	)	09/20/2021	0.213%	300	5	(6)	0	(1)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.239%	EUR 100	3	(6)	0	(3)

BRC	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.261%	$ 100	(2)	0	0	(2)

CBK	Generali Finance BV	(1.000%	)	09/20/2016	0.413%	EUR 300	27	(32)	0	(5)
	Rabobank Group	(1.000%	)	03/20/2017	0.248%	300	4	(11)	0	(7)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.576%	200	7	(10)	0	(3)
	Turkey Government International Bond	(1.000%	)	09/20/2019	1.994%	$ 11,800	538	1	539	0
	Turkey Government International Bond	(1.000%	)	03/20/2021	2.268%	500	36	0	36	0

DUB	BNP Paribas S.A.	(1.000%	)	03/20/2017	0.360%	EUR 300	14	(20)	0	(6)
	BNP Paribas S.A.	(1.000%	)	03/20/2018	0.461%	300	5	(12)	0	(7)
	Omnicom Group, Inc.	(1.000%	)	03/20/2018	0.261%	$ 100	(2)	0	0	(2)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.246%	200	1	(5)	0	(4)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.212%	300	7	(13)	0	(6)

FBF	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.302%	EUR 300	6	(15)	0	(9)
	Marriott International, Inc.	(1.000%	)	12/20/2017	0.233%	$ 100	0	(2)	0	(2)
	Noble Corp.	(1.000%	)	03/20/2017	0.690%	200	0	(2)	0	(2)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.000%	)	03/20/2017	0.246%	300	1	(7)	0	(6)
	Target Corp.	(1.000%	)	06/20/2017	0.207%	300	(9)	2	0	(7)
	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.239%	EUR 200	7	(13)	0	(6)

GST	BNP Paribas S.A.	(1.000%	)	03/20/2018	0.461%	200	3	(8)	0	(5)
	DDR Corp.	(1.000%	)	06/20/2016	0.305%	$ 300	9	(12)	0	(3)
	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	0.319%	200	5	(10)	0	(5)
	Ericsson LM Telephone Co.	(1.000%	)	03/20/2018	0.302%	EUR 200	4	(10)	0	(6)
	Marriott International, Inc.	(1.000%	)	09/20/2016	0.135%	$ 100	2	(4)	0	(2)
	Standard Chartered PLC	(1.000%	)	06/20/2017	0.576%	EUR 200	7	(10)	0	(3)
	Stanley Black & Decker, Inc.	(1.000%	)	09/20/2017	0.344%	$ 200	(3)	(1)	0	(4)
	Target Corp.	(1.000%	)	03/20/2018	0.276%	300	(9)	2	0	(7)

JPM	BNP Paribas S.A.	(1.000%	)	06/20/2017	0.388%	EUR 400	42	(50)	0	(8)
	Kimco Realty Corp.	(1.000%	)	09/20/2017	0.454%	$ 200	3	(6)	0	(3)
	Target Corp.	(1.000%	)	09/20/2016	0.142%	400	(9)	2	0	(7)

MYC	BNP Paribas S.A.	(1.000%	)	03/20/2017	0.360%	EUR 300	13	(20)	0	(7)
	BNP Paribas S.A.	(1.000%	)	06/20/2017	0.388%	200	21	(25)	0	(4)
	DIRECTV Holdings LLC	(1.000%	)	03/20/2018	0.319%	$ 100	3	(5)	0	(2)
	Kimco Realty Corp.	(1.000%	)	06/20/2016	0.289%	300	(1)	(3)	0	(4)
	Target Corp.	(1.000%	)	06/20/2016	0.129%	300	(7)	2	0	(5)
	Wells Fargo & Co.	(1.000%	)	12/20/2016	0.212%	400	10	(17)	0	(7)

SOG	Generali Finance BV	(1.000%	)	09/20/2016	0.413%	EUR 300	22	(27)	0	(5)

UAG	Marriott International, Inc.	(1.000%	)	03/20/2017	0.173%	$ 300	(2)	(4)	0	(6)

							$795	$(522)	$575	$(302)

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2023	0.960%	$ 100	$(4)	$4	$0	$0
	Dell, Inc.	1.000%	12/20/2019	2.277%	2,200	(121)	(13)	0	(134)
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%	100	1	0	1	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%	1,400	(73)	50	0	(23)
	Spain Government International Bond	1.000%	09/20/2019	0.750%	11,900	214	(70)	144	0

BPS	Slovenia Government International Bond	1.000%	06/20/2019	1.207%	12,300	(245)	133	0	(112)

BRC	Indonesia Government International Bond	1.000%	03/20/2019	1.398%	3,200	(169)	116	0	(53)

CBK	China Government International Bond	1.000%	12/20/2016	0.362%	200	(10)	13	3	0
	Dell, Inc.	1.000%	09/20/2019	2.173%	3,800	(196)	(7)	0	(203)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%	600	(7)	(2)	0	(9)
	Sprint Communications, Inc.	5.000%	09/20/2019	3.177%	3,900	367	(44)	323	0

DUB	Ally Financial, Inc.	5.000%	12/20/2020	2.122%	600	26	68	94	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.705%	500	(6)	15	9	0
	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.161%	200	7	0	7	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%	200	2	(1)	1	0

FBF	Finmeccanica Finance S.A.	5.000%	03/20/2019	1.822%	EUR 200	31	4	35	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.788%	$ 2,200	414	(14)	400	0

GST	Community Health Systems, Inc.	5.000%	12/20/2016	0.923%	8,300	810	(53)	757	0
	Dell, Inc.	1.000%	12/20/2019	2.277%	1,700	(91)	(12)	0	(103)
	Sprint Communications, Inc.	5.000%	12/20/2019	3.313%	1,900	176	(25)	151	0

JPM	Italy Government International Bond	1.000%	06/20/2019	0.968%	3,500	(39)	45	6	0

MYC	Italy Government International Bond	1.000%	06/20/2019	0.968%	7,100	(82)	94	12	0
	Italy Government International Bond	1.000%	12/20/2019	1.031%	1,500	(3)	1	0	(2)
	Spain Government International Bond	1.000%	09/20/2019	0.750%	7,900	133	(38)	95	0

						$1,135	$264	$2,038	$(639)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	$85	$ 44	$(22)	$22	$0

GST	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	255	131	(65)	66	0

MYC	ABX.HE.AAA.7-1 Index	(0.090%	)	08/25/2037	425	219	(109)	110	0

						$ 394	$(196)	$198	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (6)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$18,142	$(3,719)	$20	$0	$(3,699)

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	9,071	(1,865)	16	0	(1,849)

GST	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	9,071	(1,882)	33	0	(1,849)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	908	(3)	0	0	(3)

JPM	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	28,301	(5,692)	(79)	0	(5,771)

					$(13,161)	$(10)	$0	$(13,171)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	87

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.420%	01/02/2017	BRL	5,700	$9	$(177)	$0	$(168)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		7,800	(28)	(189)	0	(217)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		5,600	37	(74)	0	(37)

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		400	0	(11)	0	(11)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		54,100	(67)	67	0	0
	Pay	1-Year BRL-CDI	11.000%	01/04/2021		9,700	1	(130)	0	(129)

BRC	Pay	1-Year BRL-CDI	12.935%	01/02/2017		1,500	2	12	14	0

DUB	Pay	1-Year BRL-CDI	8.415%	01/02/2017		6,900	0	(201)	0	(201)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		4,100	(15)	(99)	0	(114)

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017		3,100	(1)	(88)	0	(89)

GLM	Pay	1-Year BRL-CDI	8.720%	01/02/2017		6,400	(7)	(162)	0	(169)

HUS	Pay	1-Year BRL-CDI	12.255%	01/02/2017		13,700	18	47	65	0

JPM	Pay	1-Year BRL-CDI	9.010%	01/02/2017		3,800	37	(115)	0	(78)

MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017		4,200	31	(136)	0	(105)

							$17	$(1,256)	$79	$(1,318)

Total Swap Agreements							$(10,820)	$(1,720)	$2,890	$(15,430)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(j)	Securities with an aggregate market value of $15,207 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$221	$349	$145	$715	$(163)	$(685)	$(4,409)	$(5,257)	$(4,542)	$4,726	$184
BPS	20	0	0	20	(255)	0	(256)	(511)	(491)	550	59
BRC	28	0	36	64	(215)	0	(1,904)	(2,119)	(2,055)	1,945	(110)
CBK	2,380	0	901	3,281	0	(75)	(227)	(302)	2,979	(2,340)	639
DUB	1,422	2	111	1,535	0	(86)	(340)	(426)	1,109	(889)	220
FBF	202	0	435	637	0	0	(121)	(121)	516	(540)	(24)
GLM	375	763	0	1,138	0	(1,115)	(169)	(1,284)	(146)	272	126
GST	0	0	974	974	0	0	(1,990)	(1,990)	(1,016)	953	(63)
HUS	25	0	65	90	(15)	0	0	(15)	75	0	75
JPM	244	0	6	250	(104)	0	(5,867)	(5,971)	(5,721)	5,800	79
MSB	50	0	0	50	(27)	0	0	(27)	23	0	23
MYC	0	0	217	217	0	(80)	(136)	(216)	1	(42)	(41)
NGF	0	0	0	0	0	(101)	0	(101)	(101)	(81)	(182)
RBC	25	0	0	25	0	0	0	0	25	0	25
RYL	0	0	0	0	0	(240)	0	(240)	(240)	315	75
SOG	191	0	0	191	0	0	(5)	(5)	186	0	186
UAG	824	0	0	824	(1,688)	0	(6)	(1,694)	(870)	647	(223)

Total Over the Counter	$6,007	$1,114	$2,890	$10,011	$(2,467)	$(2,382)	$(15,430)	$(20,279)

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2014 (Unaudited)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	94	0	0	770	864

	$0	$94	$0	$0	$781	$875

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,007	$0	$6,007
Purchased Options	0	0	174	0	940	1,114
Swap Agreements	0	2,811	0	0	79	2,890

	$0	$2,811	$174	$6,007	$1,019	$10,011

	$0	$2,905	$174	$6,007	$1,800	$10,886

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$171	$0	$0	$171
Futures	0	0	0	98	103	201
Swap Agreements	0	0	0	0	53	53

	$0	$0	$171	$98	$156	$425

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,467	$0	$2,467
Written Options	0	2	0	966	1,414	2,382
Swap Agreements	0	14,112	0	0	1,318	15,430

	$0	$14,114	$0	$3,433	$2,732	$20,279

	$0	$14,114	$171	$3,531	$2,888	$20,704

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(46)	$0	$0	$(46)
Written Options	0	0	39	0	208	247
Futures	0	0	0	(966)	(2,241)	(3,207)
Swap Agreements	0	(3,245)	0	0	(4,375)	(7,620)

	$0	$(3,245)	$(7)	$(966)	$(6,408)	$(10,626)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,449	$0	$2,449
Purchased Options	0	0	0	(7)	(819)	(826)
Written Options	0	123	(148)	243	34	252
Swap Agreements	0	(382)	0	0	(105)	(487)

	$0	$(259)	$(148)	$2,685	$(890)	$1,388

	$0	$(3,504)	$(155)	$1,719	$(7,298)	$(9,238)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	89

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$57	$0	$(128)	$(71)
Futures	0	0	0	(503)	36	(467)
Swap Agreements	0	3,073	0	0	(275)	2,798

	$0	$3,073	$57	$(503)	$(367)	$2,260

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,603	$0	$2,603
Purchased Options	0	0	0	0	470	470
Written Options	0	19	0	(265)	879	633
Swap Agreements	0	916	0	0	322	1,238

	$0	$935	$0	$2,338	$1,671	$4,944

	$0	$4,008	$57	$1,835	$1,304	$7,204

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$89	$0	$89
Corporate Bonds & Notes
Banking & Finance	0	2,637	1,041	3,678
Industrials	0	103	0	103
Municipal Bonds & Notes
Alaska	0	4,693	0	4,693
Arizona	0	2,959	0	2,959
California	0	32,953	0	32,953
Colorado	0	24,974	0	24,974
Florida	0	18,887	0	18,887
Georgia	0	1,859	0	1,859
Illinois	0	4,357	0	4,357
Indiana	0	7,006	0	7,006
Iowa	0	6,249	0	6,249
Kansas	0	403	0	403
Maryland	0	865	0	865
Massachusetts	0	16,826	0	16,826
Michigan	0	3,477	0	3,477
Minnesota	0	1,331	0	1,331
Nebraska	0	433	0	433
New Jersey	0	11,859	0	11,859
New York	0	65,526	0	65,526
North Carolina	0	3,429	0	3,429
Ohio	0	32,484	0	32,484
Oklahoma	0	1,739	0	1,739
Oregon	0	577	0	577
Pennsylvania	0	7,678	0	7,678
South Carolina	0	6,000	0	6,000
Tennessee	0	2,755	0	2,755
Texas	0	32,875	0	32,875
Virginia	0	463	0	463

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Washington	$0	$8,564	$0	$8,564
Wisconsin	0	2,562	0	2,562
U.S. Government Agencies	0	163	0	163
U.S. Treasury Obligations	0	13,815	0	13,815
Mortgage-Backed Securities	0	16,214	0	16,214
Asset-Backed Securities	0	38,826	0	38,826
Sovereign Issues	0	233	0	233
Short-Term Instruments
U.S. Treasury Bills	0	11,787	0	11,787

Total Investments	$0	$387,650	$1,041	$388,691

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(68,889)	$0	$(68,889)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11	864	0	875
Over the counter	0	10,011	0	10,011
	$11	$10,875	$0	$10,886

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(201)	(224)	0	(425)
Over the counter	0	(20,279)	0	(20,279)
	$(201)	$(20,503)	$0	$(20,704)

Totals	$(190)	$309,133	$1,041	$309,984

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, and Class C shares of ten funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

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Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Funds adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally

4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

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adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

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Notes to Financial Statements (Cont.)

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the

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fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class),

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Notes to Financial Statements (Cont.)

while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO California Intermediate Municipal Bond Fund	$4,433	$25,006	$(21,320)	$0	$0	$8,119	$6	$0
PIMCO California Municipal Bond Fund	701	1,301	(1,400)	0	0	602	1	0
PIMCO California Short Duration Municipal Income Fund	5,049	88,429	(68,300)	(3)	1	25,176	29	0

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Investments in PIMCO Short-Term Floating NAV Portfolio (Cont.)
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO High Yield Municipal Bond Fund	$56,879	$103,444	$(140,400)	$3	$2	$19,928	$45	$0
PIMCO Municipal Bond Fund	65,634	52,860	(68,900)	1	5	49,600	60	0
PIMCO National Intermediate Municipal Bond Fund	7,308	11,203	(16,460)	0	1	2,052	3	0
PIMCO New York Municipal Bond Fund	5,425	15,013	(6,700)	0	1	13,739	13	0
PIMCO Short Duration Municipal Income Fund	2,221	82,911	(68,220)	1	0	16,913	11	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

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Interest Rate-Capped Options  Certain Funds may write or purchase interest-capped options to enhance returns or for hedging opportunities. When a Fund writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an interest rate-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

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premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default

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swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trades financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e.’ yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past

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Notes to Financial Statements (Cont.)

three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If a fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

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other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B and C Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A	0.30%	0.30%
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	N/A	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.24%	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.15%	0.30%	0.30%
PIMCO Tax Managed Real Return Fund	0.25%	0.20%	0.30%	N/A	0.35%	0.35%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.30%	0.25%
PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO Tax Managed Real Return Funds	0.50%	0.25%
All other Funds	0.75%	0.25%

Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended September 30, 2014, the Distributor received $4,229,322 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2014 (Unaudited)

officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO California Municipal Bond and PIMCO National Intermediate Municipal Bond Funds’ Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO California Municipal Bond Fund	$36
PIMCO National Intermediate Municipal Bond Fund	30

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$2,538	$0
PIMCO California Municipal Bond Fund	0	0
PIMCO California Short Duration Municipal Income Fund	12,173	0
PIMCO High Yield Municipal Bond Fund	5,503	0
PIMCO Municipal Bond Fund	0	2,318
PIMCO National Intermediate Municipal Bond Fund	0	340
PIMCO Short Duration Municipal Income Fund	4,240	5,870
PIMCO Unconstrained Tax Managed Bond Fund	1,624	32,288

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	105

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-

ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$0	$0	$9,456	$20,680
PIMCO California Municipal Bond Fund	0	0	1,322	0
PIMCO California Short Duration Municipal Income Fund	0	0	52,173	58,731
PIMCO High Yield Municipal Bond Fund	0	0	108,625	76,063
PIMCO Municipal Bond Fund	0	0	55,503	15,326
PIMCO National Intermediate Municipal Bond Fund	0	0	10,766	6,984
PIMCO New York Municipal Bond Fund	0	0	1,526	7,927
PIMCO Short Duration Municipal Income Fund	0	0	52,317	72,146
PIMCO Tax Managed Real Return Fund	0	0	4,389	0
PIMCO Unconstrained Tax Managed Bond Fund	454,740	456,022	133,155	195,131

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2014 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund (1)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,606	$15,719	2,197	$21,302	29	$295	116	$1,160
Class P	1,127	11,027	407	3,957	1	6	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	20	203	157	1,509	9	92	25	258
Class A	535	5,233	1,063	10,257	55	564	145	1,406
Class B	0	0	0	0	0	0	0	0
Class C	138	1,353	203	1,958	54	553	49	476
Issued as reinvestment of distributions
Institutional Class	72	704	158	1,528	5	56	10	94
Class P	9	90	15	142	0	1	0	3
Administrative Class	0	0	0	0	0	0	0	0
Class D	4	36	9	86	1	4	1	6
Class A	36	353	82	791	1	12	2	25
Class B	0	0	0	0	0	0	0	0
Class C	4	43	10	96	1	5	0	2
Cost of shares redeemed
Institutional Class	(2,831)	(27,720)	(4,761)	(45,846)	(22)	(230)	(52)	(506)
Class P	(211)	(2,068)	(876)	(8,436)	(1)	(6)	(2)	(23)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(50)	(492)	(309)	(2,979)	(1)	(13)	(24)	(235)
Class A	(1,307)	(12,793)	(2,712)	(26,340)	(14)	(142)	(221)	(2,162)
Class B	0	0	0	0	0	0	0	0
Class C	(180)	(1,761)	(616)	(5,918)	(1)	(12)	(12)	(112)
Net increase (decrease) resulting from Fund share transactions	(1,028)	$(10,073)	(4,973)	$(47,893)	117	$1,185	37	$392

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	107

Notes to Financial Statements (Cont.)

	PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,300	$12,941	2,252	$22,384	6,715	$56,766	9,091	$75,487
Class P	3,572	35,572	2,678	26,600	3,597	30,409	2,713	22,512
Administrative Class	0	0	0	0	0	0	0	0
Class D	59	586	86	858	1,304	11,045	1,498	12,402
Class A	329	3,274	3,497	34,755	2,344	19,886	7,425	61,363
Class B	0	0	0	0	0	0	0	0
Class C	10	94	183	1,821	1,032	8,771	1,988	16,496
Issued as reinvestment of distributions
Institutional Class	26	259	51	511	258	2,201	379	3,158
Class P	8	78	14	140	38	323	33	273
Administrative Class	0	0	0	0	0	0	0	0
Class D	1	15	4	35	50	427	110	923
Class A	14	140	44	438	279	2,375	613	5,098
Class B	0	0	0	0	0	0	0	0
Class C	0	1	0	4	88	750	186	1,545
Cost of shares redeemed
Institutional Class	(940)	(9,356)	(2,034)	(20,227)	(5,530)	(46,978)	(9,657)	(80,298)
Class P	(636)	(6,333)	(2,223)	(22,113)	(1,144)	(9,719)	(1,663)	(13,630)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(79)	(780)	(153)	(1,525)	(1,251)	(10,603)	(3,604)	(30,142)
Class A	(2,709)	(26,946)	(6,099)	(60,674)	(5,504)	(46,608)	(10,931)	(90,896)
Class B	0	0	0	0	0	0	0	0
Class C	(32)	(318)	(133)	(1,321)	(739)	(6,285)	(3,003)	(24,937)
Net increase (decrease) resulting from Fund share transactions	923	$9,227	(1,833)	$(18,314)	1,537	$12,760	(4,822)	$(40,646)

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2014 (Unaudited)

PIMCO Municipal Bond Fund				PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund
Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,806	$17,328	3,322	$30,946	83	$853	704	$7,032	277	$3,091	606	$6,634
3,612	34,691	5,153	47,829	365	3,766	1,248	12,616	132	1,474	162	1,771
0	0	22	208	0	0	0	0	0	0	0	0
693	6,635	1,241	11,541	17	168	158	1,628	24	260	144	1,592
2,596	24,971	6,946	64,856	188	1,936	1,103	11,013	591	6,630	871	9,491
9	86	3	30	0	0	0	0	0	0	0	0
680	6,524	1,800	16,697	35	357	315	3,113	227	2,544	357	3,880

165	1,593	409	3,790	10	106	9	91	96	1,079	216	2,357
118	1,141	229	2,128	12	122	10	102	5	60	10	112
0	3	1	14	0	0	0	0	0	0	0	0
18	172	37	348	1	8	1	9	18	205	47	516
307	2,952	752	6,979	12	126	16	160	64	716	138	1,497
0	4	1	11	0	0	0	0	0	0	0	0
102	979	261	2,426	2	22	2	23	10	113	21	232

(1,451)	(13,960)	(6,549)	(60,049)	(176)	(1,826)	(68)	(688)	(590)	(6,591)	(1,976)	(21,483)
(936)	(8,957)	(6,998)	(64,463)	(265)	(2,740)	(238)	(2,380)	(37)	(418)	(245)	(2,672)
0	(1)	(89)	(809)	0	0	0	0	0	0	0	0
(510)	(4,875)	(1,968)	(18,419)	(12)	(118)	(88)	(876)	(95)	(1,062)	(828)	(9,010)
(3,594)	(34,564)	(15,334)	(141,393)	(385)	(3,964)	(624)	(6,240)	(532)	(5,952)	(1,888)	(20,501)
(20)	(197)	(30)	(282)	0	0	0	0	0	0	0	0
(1,006)	(9,647)	(4,976)	(45,732)	(40)	(413)	(94)	(939)	(113)	(1,256)	(374)	(4,041)
2,589	$24,878	(15,767)	$(143,344)	(153)	$(1,597)	2,454	$24,664	77	$893	(2,739)	$(29,625)

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	109

Notes to Financial Statements (Cont.)

	PIMCO Short Duration Municipal Income Fund				PIMCO Tax Managed Real Return Fund
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,442	$12,254	5,098	$43,162	987	$10,371	2,352	$24,707
Class P	1,937	16,466	2,777	23,487	8	91	83	884
Administrative Class	1	12	0	1	0	0	0	0
Class D	279	2,370	1,797	15,263	9	100	77	824
Class A	1,649	14,004	10,166	86,067	11	113	93	990
Class C	413	3,512	1,241	10,513	12	129	60	634
Issued as reinvestment of distributions
Institutional Class	43	366	86	724	49	518	105	1,090
Class P	8	68	16	136	1	7	2	22
Administrative Class	0	0	0	0	0	0	0	0
Class D	4	35	5	43	2	21	7	71
Class A	47	400	76	645	3	36	11	111
Class C	2	15	1	11	1	9	3	34
Cost of shares redeemed
Institutional Class	(1,744)	(14,814)	(9,714)	(82,312)	(145)	(1,525)	(1,883)	(19,739)
Class P	(1,270)	(10,802)	(4,002)	(33,949)	(15)	(160)	(186)	(1,959)
Administrative Class	(1)	(12)	0	0	0	0	0	0
Class D	(240)	(2,036)	(780)	(6,609)	(59)	(621)	(240)	(2,506)
Class A	(5,591)	(47,543)	(14,014)	(118,656)	(41)	(434)	(409)	(4,292)
Class C	(322)	(2,733)	(1,131)	(9,576)	(48)	(505)	(125)	(1,311)
Net increase (decrease) resulting from Fund share transactions	(3,343)	$(28,438)	(8,378)	$(71,050)	775	$8,150	(50)	$(440)

110	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2014 (Unaudited)

PIMCO Unconstrained Tax Managed Bond Fund (2)
Six Months Ended 09/30/2014		Year Ended 03/31/2014
Shares	Amount	Shares	Amount

1,165	$12,489	14,224	$151,579
1,121	12,048	8,022	85,519
0	0	0	0
354	3,790	1,453	15,490
158	1,702	1,886	20,208
59	637	469	5,013

163	1,756	263	2,793
63	679	60	636
0	0	0	0
20	216	20	212
22	233	25	271
2	23	2	21

(7,034)	(75,212)	(11,486)	(121,690)
(1,689)	(18,149)	(5,241)	(55,619)
0	0	0	0
(562)	(6,036)	(1,724)	(18,287)
(1,250)	(13,428)	(2,076)	(22,051)
(295)	(3,164)	(570)	(6,051)
(7,703)	$(82,416)	5,327	$58,044

(1)	As of September 30, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 42% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of September 30, 2014, one shareholder owned 10% or more of the Fund’s outstanding shares comprising 17% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	111

Notes to Financial Statements (Cont.)

September 30, 2014 (Unaudited)

As of March 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO California Intermediate Municipal Bond Fund	$0	$229	$1,476	$311	$6,912	$397
PIMCO California Municipal Bond Fund	0	0	0	0	0	0
PIMCO California Short Duration Municipal Income Fund	0	0	0	5	324	81
PIMCO High Yield Municipal Bond Fund	0	0	3,645	6,087	17,767	941
PIMCO Municipal Bond Fund	0	0	0	1,207	68,427	2,823
PIMCO National Intermediate Municipal Bond Fund	0	0	0	0	0	0
PIMCO New York Municipal Bond Fund	0	0	0	0	3,155	776
PIMCO Short Duration Municipal Income Fund	0	0	0	8,426	37,870	55
PIMCO Tax Managed Real Return Fund	0	0	0	0	0	0
PIMCO Unconstrained Tax Managed Bond Fund	0	0	0	0	0	1,279

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO California Intermediate Municipal Bond Fund	$1,348	$0
PIMCO California Municipal Bond Fund	66	23
PIMCO California Short Duration Municipal Income Fund	3,666	293
PIMCO High Yield Municipal Bond Fund	6,119	5,704
PIMCO Municipal Bond Fund	12,277	5,007
PIMCO National Intermediate Municipal Bond Fund	76	46
PIMCO New York Municipal Bond Fund	364	0
PIMCO Short Duration Municipal Income Fund	5,330	1,065
PIMCO Tax Managed Real Return Fund	492	0
PIMCO Unconstrained Tax Managed Bond Fund	10,002	8,530

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO California Intermediate Municipal Bond Fund	$119,590	$6,198	$(7)	$6,191
PIMCO California Municipal Bond Fund	7,468	248	(2)	246
PIMCO California Short Duration Municipal Income Fund	215,118	1,644	(71)	1,573
PIMCO High Yield Municipal Bond Fund	346,861	23,796	(11,107)	12,689
PIMCO Municipal Bond Fund	518,555	43,675	(6)	43,669
PIMCO National Intermediate Municipal Bond Fund	39,205	1,307	(58)	1,249
PIMCO New York Municipal Bond Fund	128,650	11,679	(12)	11,667
PIMCO Short Duration Municipal Income Fund	278,338	2,885	(71)	2,814
PIMCO Tax Managed Real Return Fund	69,588	2,682	(5)	2,677
PIMCO Unconstrained Tax Managed Bond Fund	360,913	28,616	(838)	27,778

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

112	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	INR	Indian Rupee	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
EUR	Euro	KRW	South Korean Won	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	CR	Custodial Receipts	GNMA	Government National Mortgage Association
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corporation	FHLMC	Federal Home Loan Mortgage Corp.	PSF	Public School Fund
CM	California Mortgage Insurance	FNMA	Federal National Mortgage Association	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	113

     Approval of Investment Advisory Contract

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“Research Affiliates”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2015; and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates, on behalf of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, each a series of the Trust, for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and Research Affiliates. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and Research Affiliates, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and Research Affiliates in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

114	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time, including the PIMCO All Asset suite, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Corporate Bond Fund, the PIMCO Global Advantage® Strategy Bond Fund, the PIMCO Global Multi-Asset Fund, the PIMCO Low Volatility RAFI®-PLUS suite, the PIMCO RealRetirement® Funds, the PIMCO Real Return Fund and the PIMCO Unconstrained Bond Fund.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the asset-allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, and PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; its efforts

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	115

     Approval of Investment Advisory Contract (Cont.)

to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 11-12, 2014 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods ended May 31, 2014. The Board noted that, as of May 31, 2014, the Institutional Class of 61%, 67% and 80% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least five years of performance history, 93% of the PIMCO Funds’ assets (based on Institutional Class Performance) have outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2014. The Board considered that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fees for the PIMCO Emerging Markets Bond Fund effective October 1, 2014, and historic fee reductions, including the supervisory and administrative fee reductions that took effect in May 2011.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

116	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reductions in supervisory and administrative fees for PIMCO Emerging Markets Bond Fund effective October 1, 2014. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management over time and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that the advisory fees for the Funds were equal to or lower than PIMCO standard separate account fee rates in 47 out of 60 comparisons. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex and the number of Funds has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund fees, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. The Board noted that several Funds launched in recent years have been unique products that have

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	117

     Approval of Investment Advisory Contract (Cont.)

few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been reduced for some Funds over time (including the proposed reductions for certain classes of PIMCO Emerging Markets Bond Fund to be effective October 1, 2014), had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee were apparent during the 2008 financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets; moreover, these benefits may reemerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of

118	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates favored the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Board concluded that the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	119

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4009SAR_093014

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2014

Private Account Portfolio Series

PIMCO Asset-Backed Securities Portfolio

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategy Portfolio

PIMCO High Yield Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government Sector Portfolio

PIMCO International Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Expense Examples		25
Benchmark Descriptions		27
Financial Highlights		30
Statements of Assets and Liabilities		36
Consolidated Statements of Assets and Liabilities		38
Statements of Operations		39
Consolidated Statements of Operations		42
Statements of Changes in Net Assets		43
Consolidated Statements of Changes in Net Assets		47
Statements of Cash Flows		48
Notes to Financial Statements		207
Glossary		230
Approval of Investment Management Agreement		231

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO Asset-Backed Securities Portfolio	6	49
PIMCO Developing Local Markets Portfolio	7	61
PIMCO Emerging Markets Portfolio	8	65
PIMCO FX Strategy Portfolio	9	74
PIMCO High Yield Portfolio	10	79
PIMCO Investment Grade Corporate Portfolio	11	91
PIMCO Long Duration Corporate Bond Portfolio	12	102
PIMCO Low Duration Portfolio	13	125
PIMCO Moderate Duration Portfolio	14	130
PIMCO Mortgage Portfolio	15	136
PIMCO Municipal Sector Portfolio	16	147
PIMCO Real Return Portfolio	17	150
PIMCO Senior Floating Rate Portfolio	18	159
PIMCO Short-Term Portfolio	19	165
PIMCO Short-Term Floating NAV Portfolio	20	175
PIMCO Short-Term Floating NAV Portfolio II	21	179
PIMCO U.S. Government Sector Portfolio	22	184
PIMCO International Portfolio	23	190
PIMCO Short-Term Floating NAV Portfolio III	24	196

Chairman’s Letter

Dear Shareholder,

On the following pages of this Semiannual Report for the Private Account Portfolio Series (the “Portfolios”), covering the six-month reporting period ended September 30, 2014, please find specific details as to each Portfolio’s investment performance and a discussion of those factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. Outside of the reporting period on November 3, 2014, PIMCO announced that Marc Seidner will return to the firm effective November 12 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew will oversee Portfolio Management in Europe and Asia-Pacific, and Mihir will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, President, will continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Financial market highlights of our six-month reporting period include:

■

Investors generally reacted positively to better clarity regarding central bank policy despite a period marked by ongoing geopolitical risks, namely tension between Ukraine and Russia, and the growing unrest in the Middle East. Investors reacted to these geopolitical events by either embracing risk assets (at times when concerns ebbed) or resorting to the perceived safety of high quality fixed income assets (at times of heightened concern). Geopolitical uncertainty continues to test the global economy and markets, impacting growth in Europe and contributing to increasing investor concern.

■

The U.S. economy showed signs of improvement on steady employment growth and renewed business investment activity. At its September 2014 meeting, the Federal Reserve (“Fed”) reiterated its intent to keep the Federal Funds Rate near zero for a considerable time even after the completion of its quantitative easing program by the end of October 2014. The Fed noted that future increases in the Federal Funds Rate would be dependent on signs of continuing economic improvement in the U.S., including a decline in the unemployment rate. Outside of the reporting period on October 29, 2014 the Fed announced the conclusion of its asset purchase program. The yield on the benchmark 10-year U.S. Treasury note was 2.49% at the end of the reporting period, compared with 2.72% on March 31, 2014. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 1.70%. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 2.21% for the reporting period.

■

In Europe, slower economic growth and fears of deflation prompted a series of unprecedented actions by the European Central Bank (“ECB”). Mario Draghi, ECB President, lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a liquidity channel to help encourage bank lending, and announced plans for an asset purchase program.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.69%, as represented by the Barclays U.S. TIPS Index. Longer-dated U.S. real yields decreased slightly during the reporting period, while shorter-maturity yields increased. Inflation expectations declined marginally as headline inflation decelerated from the 2% level seen

2	PRIVATE ACCOUNT PORTFOLIO SERIES

earlier in 2014 as food, energy, and transportation prices fell. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 11.76%.

■

Agency mortgage-backed securities (“MBS”) generally posted positive returns, but underperformed like-duration U.S. Treasuries due to supply pressure from larger levels of issuance and increasing concerns of MBS demand once the Fed ends its asset purchase program in October. Non-Agency MBS prices were mixed and higher quality bonds generally outperformed, amid broader macroeconomic volatility and signs the U.S. housing recovery had begun to slow.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, returned 2.68%. U.S. credit spreads narrowed amid generally improving U.S. company fundamentals. The high yield market posted slightly positive returns as tighter valuations led to deteriorating demand for high yield corporate bonds, which precipitated a correction. Retail outflows for bank loans continued, but bank loans have benefited from consistent demand from collateralized loan obligations. Company fundamentals remained strong due to low default expectations.

■

Tax-exempt municipal bonds returned 4.12%, as represented by the Barclays Municipal Bond Index, and taxable municipal bonds, as represented by the Barclays Municipal Taxable Index, returned 5.51%. Municipal bonds posted positive returns and outperformed U.S. Treasuries, in which returns were driven by lower U.S. Treasury rates, limited supply, and mutual fund inflows. Net supply continued to contract, as new issuances did not keep pace with seasonally high levels of maturing bonds. High yield and long duration segments outperformed, driven by stronger liquidity following improved sentiment surrounding Detroit and Puerto Rico.

■

Emerging market (“EM”) external debt, as measured by the JPMorgan Emerging Markets Index (EMBI) Global, returned 3.69%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.87% amid U.S. dollar strength in September. The emerging markets have become increasingly differentiated, with sanctions on Russia from the West and a surge in violence in the Middle East weighing on markets, versus a stimulus program in China providing some support.

■

Equity markets posted positive returns in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more resilient, but the Eurozone recovery faltered and growth decelerated in parts of Asia. U.S. equities returned 6.42%, as measured by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 2.59%. EM equities, as measured by the MSCI Emerging Markets Index, returned 2.87%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Portfolios investments, please contact your account manager. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds November 12, 2014

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	3

Important Information About the Portfolios

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Portfolio.

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Portfolio’s offering memorandum. The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return Investment Performance table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. The

4	PRIVATE ACCOUNT PORTFOLIO SERIES

figures in the line graph are calculated at net asset value and assume an investment of $1,000,000 was made at the end of the month that the Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling (800) 927-4648 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling (800) 927-4648. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Daily updates on the net asset value of a Portfolio may be obtained by calling 888.87.PIMCO.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	5

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Mortgage-Backed Securities	46.1%
Asset-Backed Securities	40.3%
Short-Term Instruments‡	4.7%
U.S. Government Agencies	4.5%
U.S. Treasury Obligations	3.3%
Other	1.1%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/00)
PIMCO Asset-Backed Securities Portfolio	2.63%	7.34%	13.41%	8.12%	8.09%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.71%
Barclays Asset-Backed Securities Index	0.78%	1.65%	3.39%	3.36%	4.44%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

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The PIMCO Asset-Backed Securities Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) benefited performance as the sector generally posted positive total returns during the reporting period.

»	An underweight to yield curve duration (or sensitivity to changes in the shape of the yield curve) benefited performance as the yield curve flattened during the reporting period.

»	An underweight to credit card ABS detracted from performance as these bonds outperformed the broader ABS market during the reporting period.

»	An underweight to stranded cost utility ABS detracted from performance as these bonds outperformed the broader ABS market during the reporting period.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Developing Local Markets Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	55.7%
Brazil	33.6%
United States	10.7%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Developing Local Markets Portfolio	1.12%	3.78%	6.41%	5.85%	6.02%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.51%	**
Custom JPM ELMI+ Benchmark	-2.20%	-2.43%	1.45%	5.29%	5.43%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

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The PIMCO Developing Local Markets Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income Organization for Economic Cooperation and Development economies for the past five consecutive years. The Portfolio’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to non-U.S. currencies.

»

An allocation to Brazilian local rates benefited performance as the Brazilian local currency sub-index of the JPMorgan GBI-EM Global Diversified Index posted positive returns over the reporting period.

»	An allocation to Mexican local rates benefited performance as the Mexican local currency sub-index of the JPMorgan GBI-EM Global Diversified Index posted positive returns over the reporting period.

»	An allocation to the Mexican peso detracted from performance as the Mexican sub-index of the JPMorgan ELMI+ Benchmark posted negative returns over the reporting period.

»

An allocation to the Indian rupee during the second half of the reporting period detracted from performance as the Indian sub-index of the JPMorgan ELMI+ Benchmark posted negative returns during this period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	7

PIMCO Emerging Markets Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	29.2%
Brazil	28.2%
Indonesia	11.4%
Mexico	7.3%
Virgin Islands (British)	5.5%
Other	18.4%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/03/98)
PIMCO Emerging Markets Portfolio	2.77%	5.32%	7.19%	6.59%	9.13%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	2.24%	**
Custom JPM ELMI+ Benchmark	-2.20%	-2.40%	1.46%	4.34%	6.47%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

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The PIMCO Emerging Markets Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

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An allocation to Brazilian local rates benefited performance as the Brazilian local currency sub-index of the JPMorgan GBI-EM Global Diversified Index posted positive returns over the reporting period.

»	An allocation to Mexican local rates benefited performance as the Mexican local currency sub-index of the JPMorgan GBI-EM Global Diversified Index posted positive returns over the reporting period.

»	An allocation to the Mexican peso detracted from performance as the Mexican sub-index of the JPMorgan ELMI+ Benchmark posted negative returns over the reporting period.

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An allocation to Russian external sovereign debt during the second half of the reporting period detracted from performance as the Russian sub-index of the JPMorgan Emerging Markets Bond Index (EMBI) Global posted negative returns over this period.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO FX Strategy Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	100.0%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (10/05/10)
PIMCO FX Strategy Portfolio	0.78%	-0.61%	-1.76%
BofA Merrill Lynch 3-Month Treasury Bill Index	0.02%	0.05%	0.09%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

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The PIMCO FX Strategy Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in foreign (non-U.S.) currency positions backed by a portfolio of money market securities. The Portfolio may invest up to 50% of its total assets in positions related to a single foreign (non-U.S.) currency. The Portfolio’s investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to foreign (non-U.S.) currencies.

»	A short position in the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A short position in the euro contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A short position in the British pound contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Norwegian krone detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the New Zealand dollar detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	A long position in the Australian dollar detracted from performance as the currency depreciated relative to the U.S. dollar over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	9

PIMCO High Yield Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Industrials	29.8%
Banking & Finance	26.3%
Bank Loan Obligations	24.5%
Utilities	6.6%
Short-Term Instruments‡	4.7%
Other	8.1%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/08/00)
PIMCO High Yield Portfolio	2.15%	8.68%	11.81%	8.88%	8.19%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.68%	**
BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	0.85%	7.34%	9.87%	7.57%	7.95%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

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The PIMCO High Yield Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to the utilities sector benefited returns as the sector significantly outperformed the broader high yield bond market during the reporting period.

»	An underweight to the metals and mining sector benefited returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An overweight to the chemicals sector benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the wirelines sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the automotive sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the retailers sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Banking & Finance	60.4%
Industrials	15.8%
Utilities	10.8%
Short-Term Instruments‡	5.0%
Bank Loan Obligations	4.8%
Other	3.2%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/26/00)
PIMCO Investment Grade Corporate Portfolio	2.27%	6.07%	8.32%	7.31%	8.46%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.92%	**
Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	2.85%	7.31%	6.72%	5.62%	6.71%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

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The PIMCO Investment Grade Corporate Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed income investments of varying maturities, which may be represented by options, futures contracts, or swap agreements.

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Duration (or sensitivity to changes in market interest rates) and yield curve positioning detracted from performance. An underweight to U.S. duration detracted from performance as U.S. yields declined. An underweight to duration in the U.K. and Europe detracted from performance as yields in these regions declined.

»	An overweight exposure to the pipelines sector benefited performance as this sector outperformed the broader investment grade corporate bond market over the reporting period.

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An overweight exposure to the wireless sector during the third quarter of 2014 detracted from performance as the sector underperformed the broader investment grade corporate bond market over this period.

»	An overweight to the real estate sector benefited performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

»	An overweight to the gaming sector during the second quarter of 2014 detracted from performance as the sector underperformed the broader investment grade corporate bond market over this period.

»	An overweight to the brokerage sector benefited relative performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

»	An underweight to the life insurance sector detracted from performance as the sector outperformed the broader investment grade corporate bond market over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	11

PIMCO Long Duration Corporate Bond Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	61.5%
U.S. Treasury Obligations	22.0%
Municipal Bonds & Notes	5.7%
Sovereign Issues	3.7%
Bank Loan Obligations	3.0%
Other	4.1%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (12/22/08)
PIMCO Long Duration Corporate Bond Portfolio	6.22%	14.69%	10.77%	10.58%
Barclays U.S. Long Credit Index	5.23%	13.58%	8.67%	10.65%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Long Duration Corporate Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of corporate Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to U.S. and European duration (or sensitivity to changes in market interest rates) detracted from performance as yields in these regions generally declined over the reporting period.

»	An overweight to the pipelines sector benefited performance as the sector outperformed the broader corporate bond market over the reporting period.

»	An underweight to the insurance property and casualty sector detracted from performance during the second quarter of 2014 as the sector outperformed the broader corporate bond market over this period.

»	An overweight to the paper sector benefited performance during the third quarter of 2014 as the sector outperformed the broader corporate bond market over this period.

»	An overweight to the wireless sector detracted from performance during the second quarter of 2014 as the sector underperformed the broader corporate bond market over this period.

»	An underweight to the technology sector benefited performance during the second quarter of 2014 as the sector underperformed the broader corporate bond market over this period.

»	An underweight to the retailers sector benefited performance during the second quarter of 2014 as the sector underperformed the broader corporate bond market over this period.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Low Duration Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments	38.1%
U.S. Treasury Obligations	38.0%
Corporate Bonds & Notes	15.5%
U.S. Government Agencies	4.7%
Asset-Backed Securities	1.5%
Other	2.2%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (05/31/12)
PIMCO Low Duration Portfolio	0.44%	0.79%	0.19%
Barclays 1-3 Year Government/Credit Index	0.36%	0.77%	0.84%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Portfolio’s short U.S. duration positioning (or sensitivity to changes in market interest rates) at the longer end of the yield curve detracted from performance as longer-maturity U.S. Treasury yields declined during the reporting period.

»

Positive exposure to U.S. Treasury Inflation-Protected Securities detracted from relative performance as inflation expectations, as measured by breakeven inflation rates, declined over the reporting period.

»	Holdings of short-dated government agency debt detracted from performance as prices on these securities generally declined during the latter half of the reporting period.

»	Exposure to Agency mortgage-backed securities (“MBS”) benefited performance as these securities generally posted positive returns during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	13

PIMCO Moderate Duration Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	50.5%
Corporate Bonds & Notes	25.5%
U.S. Government Agencies	10.9%
Short-Term Instruments	9.9%
Sovereign Issues	2.2%
Other	1.0%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (07/31/12)
PIMCO Moderate Duration Portfolio	1.42%	2.14%	0.28%
Barclays Intermediate Aggregate Bond Index	1.66%	2.74%	1.12%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the long-end of the U.S. Treasury yield curve detracted from performance as long maturity yields fell during the reporting period.

»	An underweight exposure to Agency mortgage-backed securities detracted from performance as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to emerging market external debt benefited performance as the sector outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from relative performance as breakeven inflation levels narrowed during the reporting period.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Mortgage Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Government Agencies	74.1%
Short-Term Instruments‡	9.6%
Mortgage-Backed Securities	7.5%
U.S. Treasury Obligations	4.8%
Asset-Backed Securities	4.0%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO Mortgage Portfolio	3.31%	5.09%	4.92%	5.69%	6.61%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.92%
Barclays U.S. MBS Fixed Rate Index	2.62%	3.81%	3.52%	4.73%	5.62%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Mortgage Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”).

»	Exposure to non-Agency mortgage-backed securities (“MBS”) benefited performance as the sector generally posted positive total returns during the reporting period.

»	An underweight to Agency fixed-rate MBS detracted from performance as the sector had positive returns during the reporting period and outperformed like-duration U.S. Treasuries.

»	An overweight yield curve duration positioning (or sensitivity to changes in the shape of the yield curve) detracted from performance as the yield curve flattened during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	15

PIMCO Municipal Sector Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

California	22.4%
Illinois	14.0%
New York	10.2%
Texas	8.0%
New Jersey	7.9%
District of Columbia	5.8%
Other	31.7%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/21/00)
PIMCO Municipal Sector Portfolio	5.84%	11.31%	6.47%	3.70%	4.64%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.76%	**
Barclays Long Municipal Bond Index	6.52%	12.88%	5.98%	5.42%	6.01%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Municipal Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements.

»

The Portfolio’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index, which detracted from performance as municipal bond yields moved lower across the yield curve.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the healthcare sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the lease-backed sector contributed to performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the water and sewer utility sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the education sector detracted from performance as the segment outperformed the general municipal bond market over the reporting period.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Real Return Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	84.2%
Sovereign Issues	10.3%
Corporate Bonds & Notes	2.1%
Asset-Backed Securities	1.2%
Short-Term Instruments‡	0.8%
Other	1.4%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Real Return Portfolio	2.04%	2.12%	5.13%	4.74%	6.86%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.85%	**
Barclays U.S. TIPS Index	1.69%	1.59%	4.48%	4.63%	6.34%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as U.S. TIPS generally delivered positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen benefited performance as these currencies depreciated relative to the U.S. dollar over the reporting period.

»	Exposure to Italian inflation-linked bonds benefited performance as inflation-linked bonds in Italy generally posted positive returns over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from performance as longer-maturity yields fell in the U.S. over the reporting period.

»	Short exposure to nominal interest rates in Japan detracted from performance as yields fell in Japan over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	17

PIMCO Senior Floating Rate Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Bank Loan Obligations	88.9%
Corporate Bonds & Notes	5.6%
Short-Term Instruments‡	5.5%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Portfolio	0.95%	3.54%	4.12%
J.P. Morgan BB/B Leveraged Loan Index	0.82%	3.43%	4.26%
Credit Suisse Institutional Leveraged Loan Index**	1.07%	4.15%	4.82%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Prior to January 1, 2014, the Portfolio’s primary benchmark was the Credit Suisse Institutional Leveraged Loan Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Senior Floating Rate Portfolio seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Portfolio to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the transportation sector benefited relative performance as the sector underperformed the Portfolio’s benchmark index during the reporting period.

»	An overweight to the healthcare sector benefited relative performance as the sector outperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to the media cable sector benefited relative performance as the sector underperformed the Portfolio’s benchmark index during the reporting period.

»	An overweight to the gaming and leisure sector detracted from relative performance as the sector underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to the technology sector detracted from relative performance as the sector outperformed the Portfolio’s benchmark index during the reporting period.

»	An overweight to the broadcasting sector detracted from relative performance as the sector underperformed the Portfolio’s benchmark index during the reporting period.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Mortgage-Backed Securities	55.8%
Asset-Backed Securities	34.3%
U.S. Government Agencies	4.5%
Corporate Bonds & Notes	3.0%
Short-Term Instruments‡	2.4%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/20/00)
PIMCO Short-Term Portfolio	1.30%	3.73%	6.84%	4.39%	4.40%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.85%	**
3 Month USD LIBOR Index	0.12%	0.24%	0.33%	2.03%	2.32%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Holdings of Agency and non-Agency mortgage-backed securities (‘MBS”) benefited performance as prices of these securities generally increased during the reporting period.

»	Exposure to the two- and three-year portions of the U.S. yield curve detracted from performance as two- and three-year yields increased during the reporting period.

»	Exposure to the corporate sector added to returns as these securities generally posted positive performance during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	19

PIMCO Short-Term Floating NAV Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	41.6%
U.S. Government Agencies	23.2%
Commercial Paper	13.2%
Sovereign Issues	8.4%
Repurchase Agreements	5.2%
Other	8.4%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (10/17/08)
PIMCO Short-Term Floating NAV Portfolio	0.12%	0.23%	0.32%	0.39%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	0.11%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity remained low over the reporting period in order to mitigate the impact of increasing short-term yields.

»	Exposure to the corporate sector added to returns as these securities generally rose in price and provided income during the reporting period.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	32.8%
U.S. Government Agencies	25.0%
Repurchase Agreements	13.5%
Short-Term Notes	10.1%
Commercial Paper	7.6%
Sovereign Issues	6.9%
Other	4.1%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	Fund Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.09%	0.17%	0.28%	0.29%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	0.08%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of increasing short-term yields.

»	Exposure to the corporate sector added to returns as these securities generally rose in price and provided income during the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	21

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

U.S. Treasury Obligations	42.8%
Short-Term Instruments‡	35.5%
U.S. Government Agencies	16.5%
Mortgage-Backed Securities	4.8%
Asset-Backed Securities	0.3%
Other	0.1%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO U.S. Government Sector Portfolio	1.91%	2.15%	3.97%	7.45%	8.37%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	1.92%
Barclays Government Bond Index	1.67%	2.28%	3.11%	4.15%	5.32%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO U.S. Government Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government securities of varying maturities, or in securities that provide exposure to the U.S. Government securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities.

»

A below-benchmark U.S. duration exposure (or sensitivity to changes in market interest rates) on the long portion of the U.S. Treasury yield curve detracted from performance as long-maturity U.S. Treasury yields declined during the reporting period.

»	The Portfolio’s underweight to the long-term portion of the yield curve detracted from performance as thirty-year yields fell during the reporting period.

»	An allocation to non-Agency mortgages benefited performance as prices of these securities generally rose during the reporting period.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO International Portfolio

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Short-Term Instruments‡	25.8%
Italy	21.1%
Spain	20.0%
Canada	10.1%
United States	9.3%
United Kingdom	5.6%
Netherlands	5.4%
Other	2.7%
†	% of Investments, at value as of 09/30/14

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/13/89)
PIMCO International Portfolio	3.54%	5.13%	9.05%	7.69%	8.29%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.08%	1.51%	3.20%	**
JPMorgan GBI Global ex-US Index Hedged in USD	4.05%	7.01%	4.25%	4.71%	6.36%	**

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Short exposure to the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	Short exposure to the euro contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	Positions in non-Agency MBS contributed to performance as prices for these securities generally rose over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the Eurozone detracted from relative performance as interest rates fell in the Eurozone over the reporting period.

»	An underweight to duration in the U.K. detracted from relative performance as U.K. interest rates fell over the reporting period.

»	An underweight to duration in Japan detracted from relative performance as Japanese interest rates fell over the reporting period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	23

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through September 30, 2014

Allocation Breakdown†

Corporate Bonds & Notes	38.0%
Short-Term Notes	14.4%
U.S. Government Agencies	12.1%
Sovereign Issues	9.7%
Mexico Treasury Bills	7.5%
Commercial Paper	6.0%
Other	12.3%
†	% of Investments, at value as of 09/30/14

Average Annual Total Return for the period ended September 30, 2014
	6 Months*	1 Year	Fund Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	0.15%	0.30%	0.39%
Citi 3-Month Treasury Bill Index	0.02%	0.04%	0.06%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance shown does not reflect any applicable separate account fees, the performance figures would be lower if the fees were reflected. Performance current to the most recent month-end is available by calling (800) 927-4648.

Portfolio Insights

»

The PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Portfolio had a focus on high-quality and short-maturity assets during the reporting period.

»	The Portfolio’s weighted average maturity was reduced over the reporting period in order to mitigate the impact of increasing short-term yields.

»	Exposure to the corporate sector added to returns as these securities generally rose in price and provided income during the reporting period.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual portfolios.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios and share classes is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	25

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Beginning Account Value (04/01/14)	Ending Account Value (09/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Asset-Backed Securities Portfolio	$1,000.00	$1,026.30	$0.25	$1,000.00	$1,024.82	$0.25	0.05%
PIMCO Developing Local Markets Portfolio	1,000.00	1,011.20	0.61	1,000.00	1,024.47	0.61	0.12
PIMCO Emerging Markets Portfolio	1,000.00	1,027.70	0.61	1,000.00	1,024.47	0.61	0.12
PIMCO FX Strategy Portfolio	1,000.00	1,007.80	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO High Yield Portfolio	1,000.00	1,021.50	2.13	1,000.00	1,022.96	2.13	0.42
PIMCO Investment Grade Corporate Portfolio	1,000.00	1,022.70	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Long Duration Corporate Bond Portfolio	1,000.00	1,062.20	0.31	1,000.00	1,024.77	0.30	0.06
PIMCO Low Duration Portfolio	1,000.00	1,004.40	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	1,014.20	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Mortgage Portfolio	1,000.00	1,033.10	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Municipal Sector Portfolio	1,000.00	1,058.40	0.26	1,000.00	1,024.82	0.25	0.05	***
PIMCO Real Return Portfolio	1,000.00	1,020.40	0.35	1,000.00	1,024.72	0.36	0.07
PIMCO Senior Floating Rate Portfolio	1,000.00	1,009.50	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Short-Term Portfolio	1,000.00	1,013.00	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio	1,000.00	1,001.20	0.00	1,000.00	1,025.07	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,000.90	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO U.S. Government Sector Portfolio	1,000.00	1,019.10	0.25	1,000.00	1,024.82	0.25	0.05
PIMCO International Portfolio	1,000.00	1,035.40	0.61	1,000.00	1,024.47	0.61	0.12
PIMCO Short-Term Floating NAV Portfolio III	1,000.00	1,001.50	0.00	1,000.00	1,025.07	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

*** The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expense Paid During Period would have been $0.26 for Actual Performance and $0.25 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Residual Interest Bonds (“RIBs”) transaction accounted for as secured borrowing. Refer to Note 4(a) in the Notes to Financial Statements for additional information regarding RIBs.

26	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays 1-3 Year Government/Credit Bond Index	The Barclays 1-3 Year Government/Credit Index is the 1-3 Yr component of the U.S. Government/Credit index. The Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an unmanaged index.

Barclays Asset-Backed Securities Index	Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included. It is not possible to invest directly in an unmanaged index.

Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index.

Barclays Government Bond Index	Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays Intermediate Aggregate Bond Index	Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Long Municipal Bond Index	Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 3-Month Treasury Bill Index	The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	27

Benchmark Descriptions (Cont.)

Index	Description

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated. is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index.

Citi 3-Month Treasury Bill Index	Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus. It is not possible to invest directly in an unmanaged index.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

28	PRIVATE ACCOUNT PORTFOLIO SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Asset-Backed Securities Portfolio
04/01/2014 - 09/30/2014+	$12.24	$0.17	$0.15	$0.32	$(0.16)	$0.00	$0.00	$(0.16)
03/31/2014	12.00	0.49	0.29	0.78	(0.54)	0.00	0.00	(0.54)
03/31/2013	10.67	0.45	1.36	1.81	(0.44)	(0.04)	0.00	(0.48)
03/31/2012	10.90	0.44	0.21	0.65	(0.60)	(0.28)	0.00	(0.88)
03/31/2011	9.69	0.54	1.28	1.82	(0.61)	0.00	0.00	(0.61)
03/31/2010	7.14	0.41	2.65	3.06	(0.33)	(0.18)	0.00	(0.51)

PIMCO Developing Local Markets Portfolio
04/01/2014 - 09/30/2014+	$4.45	$0.08	$(0.03)	$0.05	$0.00	$0.00	$0.00	$0.00
03/31/2014	5.85	0.26	(0.58)	(0.32)	(0.01)	(0.95)	(0.12)	(1.08)
03/31/2013	4.99	0.33	0.69	1.02	(0.16)	0.00	0.00	(0.16)
03/31/2012	5.75	0.17	(0.21)	(0.04)	(0.61)	0.00	(0.11)	(0.72)
03/31/2011	5.67	0.18	0.51	0.69	(0.61)	0.00	0.00	(0.61)
03/31/2010	4.75	0.19	1.14	1.33	(0.41)	0.00	0.00	(0.41)

PIMCO Emerging Markets Portfolio
04/01/2014 - 09/30/2014+	$10.12	$0.20	$0.08	$0.28	$(0.06)	$0.00	$0.00	$(0.06)
03/31/2014	10.77	0.45	(0.60)	(0.15)	(0.50)	0.00	0.00	(0.50)
03/31/2013	10.55	0.47	0.50	0.97	(0.75)	0.00	0.00	(0.75)
03/31/2012	10.60	0.56	0.23	0.79	(0.71)	0.00	(0.13)	(0.84)
03/31/2011	10.02	0.57	0.63	1.20	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.39	0.56	1.09	1.65	(0.01)	0.00	(0.01)	(0.02)

PIMCO FX Strategy Portfolio
04/01/2014 - 09/30/2014+	$7.67	$0.01	$0.05	$0.06	$0.00	$0.00	$0.00	$0.00
03/31/2014	9.81	0.01	(0.78)	(0.77)	(1.37)	0.00	0.00	(1.37)
03/31/2013	9.32	0.03	0.48	0.51	(0.02)	0.00	0.00	(0.02)
03/31/2012	10.13	0.02	(0.63)	(0.61)	(0.19)	0.00	(0.01)	(0.20)
10/05/2010 - 03/31/2011	10.00	0.01	0.13	0.14	(0.01)	0.00	0.00	(0.01)

PIMCO High Yield Portfolio
04/01/2014 - 09/30/2014+	$7.72	$0.35	$(0.18)	$0.17	$(0.33)	$0.00	$0.00	$(0.33)
03/31/2014	7.90	0.61	(0.10)	0.51	(0.69)	0.00	0.00	(0.69)
03/31/2013	7.52	0.76	0.40	1.16	(0.78)	0.00	0.00	(0.78)
03/31/2012	8.02	0.76	(0.37)	0.39	(0.89)	0.00	0.00	(0.89)
03/31/2011	7.48	0.57	0.52	1.09	(0.55)	0.00	0.00	(0.55)
03/31/2010	5.14	0.59	2.37	2.96	(0.62)	0.00	0.00	(0.62)

PIMCO Investment Grade Corporate Portfolio
04/01/2014 - 09/30/2014+	$10.68	$0.20	$0.04	$0.24	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2014	11.45	0.40	(0.10)	0.30	(0.47)	(0.60)	0.00	(1.07)
03/31/2013	10.79	0.48	0.86	1.34	(0.53)	(0.15)	0.00	(0.68)
03/31/2012	10.73	0.56	0.11	0.67	(0.61)	0.00	0.00	(0.61)
03/31/2011	10.30	0.58	0.48	1.06	(0.63)	0.00	0.00	(0.63)
03/31/2010	7.74	0.60	2.61	3.21	(0.65)	0.00	0.00	(0.65)

PIMCO Long Duration Corporate Bond Portfolio
04/01/2014 - 09/30/2014+	$11.76	$0.30	$0.43	$0.73	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2014	12.45	0.56	(0.42)	0.14	(0.63)	(0.20)	0.00	(0.83)
03/31/2013	11.74	0.61	1.09	1.70	(0.69)	(0.30)	0.00	(0.99)
03/31/2012	10.73	0.62	1.24	1.86	(0.61)	(0.24)	0.00	(0.85)
03/31/2011	10.47	0.64	0.46	1.10	(0.61)	(0.23)	0.00	(0.84)
03/31/2010	8.71	0.62	1.68	2.30	(0.44)	(0.10)	0.00	(0.54)

PIMCO Low Duration Portfolio
04/01/2014 - 09/30/2014+	$9.87	$0.05	$(0.01)	$0.04	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2014	10.04	0.07	(0.16)	(0.09)	(0.08)	0.00	0.00	(0.08)
05/31/2012 - 03/31/2013	10.00	0.05	0.04	0.09	(0.05)	0.00	0.00	(0.05)

Please see footnotes on page 34.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$12.40	2.63%	$1,596,587	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.73	%*	59%
12.24	6.68	1,088,982	0.11		0.11		0.05		0.05		4.02		57
12.00	17.32	783,447	0.12		0.12		0.05		0.05		3.98		67
10.67	6.39	613,568	0.06		0.06		0.05		0.05		4.09		380
10.90	19.09	628,555	0.13		0.13		0.05		0.05		5.13		430
9.69	43.84	567,843	0.24		0.24		0.05		0.05		4.81		297

$4.50	1.12%	$73,600	0.12	%*	0.12	%*	0.12	%*	0.12	%*	3.55	%*	146%
4.45	(5.22)	84,246	0.12		0.12		0.12		0.12		4.81		2
5.85	20.60	200,323	0.13		0.13		0.12		0.12		6.04		77
4.99	(0.77)	194,481	0.12		0.12		0.12		0.12		3.03		63
5.75	12.86	827,935	0.12		0.12		0.12		0.12		3.15		53
5.67	28.36	734,025	0.12		0.12		0.12		0.12		3.48		528

$10.34	2.77%	$991,900	0.12	%*	0.12	%*	0.12	%*	0.12	%*	3.87	%*	27%
10.12	(1.22)	1,072,839	0.12		0.12		0.12		0.12		4.41		68
10.77	9.28	1,232,222	0.13		0.13		0.12		0.12		4.27		25
10.55	7.90	1,133,534	0.12		0.12		0.12		0.12		5.27		27
10.60	12.20	1,214,298	0.13		0.13		0.12		0.12		5.46		43
10.02	19.63	691,903	0.12		0.12		0.12		0.12		6.04		306

$7.73	0.78%	$10,363	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.16	%*	0%
7.67	(7.94)	12,274	0.05		0.05		0.05		0.05		0.16		0
9.81	5.45	27,855	0.05		0.05		0.05		0.05		0.33		0
9.32	(6.09)	34,540	0.05		0.05		0.05		0.05		0.24		100
10.13	1.40	7,915	0.11	*	1.47	*	0.05	*	1.41	*	0.23	*	0

$7.56	2.15%	$529,437	0.42	%*	0.42	%*	0.05	%*	0.05	%*	8.82	%*	31%
7.72	6.89	549,243	0.27		0.27		0.05		0.05		7.91		72
7.90	16.01	641,527	0.33		0.33		0.05		0.05		9.78		55
7.52	5.55	560,971	0.30		0.30		0.05		0.05		9.89		78
8.02	15.24	1,027,941	0.05		0.05		0.05		0.05		7.31		89
7.48	59.39	364,866	0.06		0.06		0.05		0.05		8.90		118

$10.72	2.27%	$3,654,666	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.61	%*	26%
10.68	2.95	3,749,985	0.05		0.05		0.05		0.05		3.63		62
11.45	12.63	4,397,691	0.05		0.05		0.05		0.05		4.25		42
10.79	6.53	3,961,321	0.05		0.05		0.05		0.05		5.26		58
10.73	10.55	4,693,406	0.05		0.05		0.05		0.05		5.47		76
10.30	42.17	4,735,767	0.05		0.05		0.05		0.05		6.25		103

$12.27	6.22%	$22,743,239	0.06	%*	0.06	%*	0.05	%*	0.05	%*	4.83	%*	22%
11.76	1.60	20,947,575	0.05		0.05		0.05		0.05		4.78		42
12.45	14.59	14,488,918	0.07		0.07		0.05		0.05		4.88		50
11.74	17.80	10,987,742	0.05		0.05		0.05		0.05		5.40		145
10.73	10.81	7,352,561	0.05		0.05		0.05		0.05		5.91		236
10.47	26.73	3,886,734	0.05		0.05		0.05		0.05		6.07		200

$9.87	0.44%	$346,998	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.98	%*	179%
9.87	(0.91)	360,385	0.05		0.05		0.05		0.05		0.73		316
10.04	0.93	257,004	0.05	*	0.06	*	0.05	*	0.06	*	0.63	*	287

Please see footnotes on page 34.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Moderate Duration Portfolio
04/01/2014 - 09/30/2014+	$9.72	$0.09	$0.05	$0.14	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2014	9.99	0.14	(0.28)	(0.14)	(0.13)	0.00	0.00	(0.13)
07/31/2012 - 03/31/2013	10.00	0.06	0.00	0.06	(0.07)	0.00	0.00	(0.07)

PIMCO Mortgage Portfolio
04/01/2014 - 09/30/2014+	$10.68	$0.12	$0.23	$0.35	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2014	10.95	0.21	(0.14)	0.07	(0.34)	0.00	0.00	(0.34)
03/31/2013	11.00	0.20	0.22	0.42	(0.38)	(0.09)	0.00	(0.47)
03/31/2012	10.85	0.27	0.45	0.72	(0.39)	(0.18)	0.00	(0.57)
03/31/2011	10.85	0.31	0.37	0.68	(0.36)	(0.32)	0.00	(0.68)
03/31/2010	10.28	0.63	0.73	1.36	(0.78)	(0.01)	0.00	(0.79)

PIMCO Municipal Sector Portfolio
04/01/2014 - 09/30/2014+	$8.08	$0.19	$0.28	$0.47	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2014	8.94	0.40	(0.49)	(0.09)	(0.39)	(0.38)	0.00	(0.77)
03/31/2013	8.68	0.40	0.36	0.76	(0.37)	(0.13)	0.00	(0.50)
03/31/2012	7.66	0.45	0.98	1.43	(0.41)	0.00	0.00	(0.41)
03/31/2011	8.08	0.45	(0.36)	0.09	(0.51)	0.00	0.00	(0.51)
03/31/2010	7.41	0.43	0.68	1.11	(0.44)	0.00	0.00	(0.44)

PIMCO Real Return Portfolio
04/01/2014 - 09/30/2014+	$9.03	$0.17	$0.02	$0.19	$(0.15)	$0.00	$0.00	$(0.15)
03/31/2014	9.86	0.14	(0.80)	(0.66)	(0.13)	(0.04)	0.00	(0.17)
03/31/2013	9.56	0.11	0.54	0.65	(0.18)	(0.17)	0.00	(0.35)
03/31/2012	9.18	0.18	0.91	1.09	(0.28)	(0.43)	0.00	(0.71)
03/31/2011	8.94	0.22	0.45	0.67	(0.19)	(0.24)	0.00	(0.43)
03/31/2010	8.55	0.46	0.52	0.98	(0.59)	0.00	0.00	(0.59)

PIMCO Senior Floating Rate Portfolio
04/01/2014 - 09/30/2014+	$10.31	$0.22	$(0.12)	$0.10	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2014	10.25	0.40	(0.03)	0.37	(0.31)	0.00	0.00	(0.31)
03/31/2013	10.09	0.43	0.19	0.62	(0.45)	(0.01)	0.00	(0.46)
04/29/2011 - 03/31/2012	10.00	0.35	(0.03)	0.32	(0.23)	0.00	0.00	(0.23)

PIMCO Short-Term Portfolio
04/01/2014 - 09/30/2014+	$9.60	$0.12	$0.00	$0.12	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2014	9.59	0.33	0.04	0.37	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.13	0.36	0.50	0.86	(0.40)	0.00	0.00	(0.40)
03/31/2012	9.33	0.37	(0.12)	0.25	(0.45)	0.00	0.00	(0.45)
03/31/2011	8.82	0.41	0.47	0.88	(0.37)	0.00	0.00	(0.37)
03/31/2010	7.36	0.39	1.43	1.82	(0.36)	0.00	0.00	(0.36)

PIMCO Short-Term Floating NAV Portfolio
04/01/2014 - 09/30/2014+	$10.01	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00	$(0.01)
03/31/2014	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2013	10.02	0.03	0.00	0.03	(0.03)	(0.01)	0.00	(0.04)
03/31/2012	10.02	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2011	10.01	0.03	0.01	0.04	(0.03)	0.00	0.00	(0.03)
03/31/2010	10.01	0.03	0.01	0.04	(0.04)	0.00	0.00	(0.04)

PIMCO Short-Term Floating NAV Portfolio II
04/01/2014 - 09/30/2014+	$10.01	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00	$(0.01)
03/31/2014	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2013	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
03/31/2012	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
03/31/2011	10.01	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
06/09/2009 - 03/31/2010	10.00	0.02	0.01	0.03	(0.02)	0.00	0.00	(0.02)

Please see footnotes on page 34.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.78	1.42%	$538,489	0.05	%*	0.05	%*	0.05	%*	0.05	%*	1.85	%*	149%
9.72	(1.43)	526,934	0.05		0.05		0.05		0.05		1.46		307
9.99	0.64	283,343	0.05	*	0.06	*	0.05	*	0.06	*	0.94	*	203

$10.89	3.31%	$4,919,923	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.17	%*	917%
10.68	0.69	5,250,652	0.05		0.05		0.05		0.05		1.97		1,357
10.95	3.85	7,613,977	0.05		0.05		0.05		0.05		1.77		1,157
11.00	6.61	7,525,827	0.05		0.05		0.05		0.05		2.42		1,051
10.85	6.34	8,309,643	0.05		0.05		0.05		0.05		2.84		1,257
10.85	13.66	5,554,742	0.13		0.13		0.05		0.05		5.84		1,105

$8.30	5.84%	$244,282	0.05	%*	0.05	%*	0.05	%*	0.05	%*	4.66	%*	0%
8.08	(0.62)	248,361	0.06		0.06		0.05		0.05		4.85		17
8.94	8.88	359,440	0.07		0.07		0.05		0.05		4.47		27
8.68	19.03	399,627	0.23		0.23		0.05		0.05		5.49		85
7.66	1.03	331,088	0.24		0.24		0.05		0.05		5.51		36
8.08	15.17	828,575	0.13		0.13		0.05		0.05		5.35		42

$9.07	2.04%	$2,525,283	0.07	%*	0.07	%*	0.05	%*	0.05	%*	3.75	%*	63%
9.03	(6.69)	2,755,107	0.06		0.06		0.05		0.05		1.57		34
9.86	6.89	3,602,637	0.06		0.06		0.05		0.05		1.16		46
9.56	12.01	3,002,858	0.05		0.05		0.05		0.05		1.90		202
9.18	7.58	1,331,349	0.05		0.05		0.05		0.05		2.40		356
8.94	11.80	282,676	0.08		0.08		0.05		0.05		5.31		594

$10.18	0.95%	$53,054	0.05	%*	0.05	%*	0.05	%*	0.05	%*	4.25	%*	25%
10.31	3.62	91,512	0.05		0.05		0.05		0.05		3.88		117
10.25	6.27	23,398	0.05		0.05		0.05		0.05		4.20		94
10.09	3.30	8,818	0.05	*	0.51	*	0.05	*	0.51	*	3.84	*	112

$9.61	1.30%	$1,571,155	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.57	%*	9%
9.60	3.96	1,049,627	0.11		0.11		0.05		0.05		3.38		17
9.59	9.54	912,748	0.13		0.13		0.05		0.05		3.81		9
9.13	2.88	978,608	0.11		0.11		0.05		0.05		4.03		16
9.33	10.10	1,310,011	0.13		0.13		0.05		0.05		4.53		32
8.82	25.14	1,217,876	0.09		0.09		0.05		0.05		4.72		146

$10.01	0.12%	$5,885,025	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.22	%*	51%
10.01	0.23	7,962,630	0.00		0.00		0.00		0.00		0.26		87
10.01	0.34	21,169,065	0.00		0.00		0.00		0.00		0.32		184
10.02	0.34	30,750,639	0.00		0.00		0.00		0.00		0.27		84
10.02	0.41	59,498,485	0.00		0.00		0.00		0.00		0.34		40
10.01	0.46	35,523,113	0.00		0.00		0.00		0.00		0.31		125

$10.01	0.09%	$7,431,751	0.05	%*	0.05	%*	0.05	%*	0.05	%*	0.17	%*	34%
10.01	0.19	6,827,731	0.05		0.05		0.05		0.05		0.18		96
10.01	0.30	4,273,516	0.05		0.05		0.05		0.05		0.27		91
10.01	0.26	3,733,115	0.05		0.05		0.05		0.05		0.24		100
10.01	0.39	4,658,383	0.05		0.05		0.05		0.05		0.33		117
10.01	0.30	2,794,627	0.05	*	0.05	*	0.05	*	0.05	*	0.24	*	82

Please see footnotes on page 34.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO U.S. Government Sector Portfolio
04/01/2014 - 09/30/2014+	$8.82	$0.06		$0.11	$0.17	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2014	9.44	0.14		(0.61)	(0.47)	(0.15)	0.00	0.00	(0.15)
03/31/2013	8.80	0.15		0.64	0.79	(0.15)	0.00	0.00	(0.15)
03/31/2012	8.80	0.13		(0.04)	0.09	(0.09)	0.00	0.00	(0.09)
03/31/2011	9.54	0.22		0.74	0.96	(0.25)	(1.45)	0.00	(1.70)
03/31/2010	9.29	0.27		1.02	1.29	(0.53)	(0.51)	0.00	(1.04)

PIMCO International Portfolio
04/01/2014 - 09/30/2014+	$4.57	$0.03		$0.13	$0.16	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2014	4.77	0.06		(0.01)	0.05	(0.25)	0.00	0.00	(0.25)
03/31/2013	5.12	0.10		0.27	0.37	(0.72)	0.00	0.00	(0.72)
03/31/2012	4.48	0.07		0.76	0.83	(0.19)	0.00	0.00	(0.19)
03/31/2011	4.49	0.07		0.22	0.29	(0.30)	0.00	0.00	(0.30)
03/31/2010	4.57	0.10		0.51	0.61	(0.69)	0.00	0.00	(0.69)

PIMCO Short-Term Floating NAV Portfolio III
04/01/2014 - 09/30/2014+	$9.99	$0.03		$(0.02)	$0.01	$(0.01)	$0.00	$0.00	$(0.01)
03/31/2014	9.99	0.05		(0.01)	0.04	(0.04)	0.00	0.00	(0.04)
03/31/2013	10.01	0.06		(0.02)	0.04	(0.06)	0.00	0.00	(0.06)
03/12/2012 - 03/31/2012	10.00	0.00	^	0.01	0.01	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.95	1.91%	$3,041,717	0.05	%*	0.05	%*	0.05	%*	0.05	%*	1.32	%*	63%
8.82	(4.98)	3,277,262	0.05		0.05		0.05		0.05		1.55		96
9.44	8.98	3,734,105	0.05		0.05		0.05		0.05		1.59		69
8.80	1.07	4,074,397	0.05		0.05		0.05		0.05		1.42		569
8.80	9.99	4,877,476	0.06		0.06		0.05		0.05		2.22		333
9.54	14.35	4,016,293	0.06		0.06		0.05		0.05		2.83		656

$4.71	3.54%	$1,647,493	0.12	%*	0.12	%*	0.12	%*	0.12	%*	1.13	%*	34%
4.57	1.03	1,739,775	0.12		0.12		0.12		0.12		1.29		121
4.77	7.55	2,053,278	0.19		0.19		0.12		0.12		2.01		175
5.12	18.88	2,153,299	0.12		0.12		0.12		0.12		1.54		419
4.48	6.46	2,178,538	0.12		0.12		0.12		0.12		1.51		413
4.49	14.96	2,673,135	0.12		0.12		0.12		0.12		2.31		336

$9.99	0.15%	$68,167,662	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.50	%*	68%
9.99	0.34	49,219,987	0.00		0.00		0.00		0.00		0.49		267
9.99	0.44	19,768,175	0.00		0.00		0.00		0.00		0.61		319
10.01	0.06	856,978	0.00	*	0.00	*	0.00	*	0.00	*	0.25	*	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio

Assets:
Investments, at value
Investments in securities*	$1,586,694	$33,204	$750,106	$193	$823,414	$3,422,267	$25,916,832
Investments in Affiliates	77,956	39,638	237,312	10,300	20,021	8,133	648,934
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	248	0	122	1,985	16,901
Over the counter	1,396	2,953	30,079	902	8,466	29,127	156,844
Cash	6,993	1	9,000	0	4,211	40,400	4,311
Deposits with counterparty	986	0	1,167	0	5,725	1,856	2,081
Foreign currency, at value	0	82	1,864	5	476	10	10,083
Receivable for investments sold	39,341	51,638	143	134	58,674	240,235	448,249
Receivable for Portfolio shares sold	0	0	770	0	0	0	46,000
Interest receivable	3,141	630	7,813	0	11,613	34,245	309,103
Dividends receivable from Affiliates	41	10	57	2	4	49	114
Other assets	0	0	0	0	0	0	862
	1,716,548	128,156	1,038,559	11,536	932,726	3,778,307	27,560,314

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$349,967	$3,395	$1,276,941
Payable for sale-buyback transactions	0	0	0	0	0	0	3,132,345
Payable for floating rate notes issued	0	0	0	0	0	0	0
Payable for short sales	17,236	0	0	0	17,599	0	1,051
Financial Derivative Instruments
Exchange-traded or centrally cleared	54	0	18	0	205	0	1,778
Over the counter	11,698	1,597	13,357	1,074	4,156	6,841	137,667
Payable for investments purchased	76,799	51,572	1,523	90	11,462	11,331	143,320
Payable for investments in Affiliates purchased	41	10	57	2	4	49	114
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	4,761	0	0
Deposits from counterparty	1,750	1,370	17,433	0	5,991	25,111	77,944
Payable for Portfolio shares redeemed	12,319	0	14,172	0	9,121	76,761	45,000
Dividends payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	7	0	0	0
Accrued investment advisory fees	26	1	17	0	8	61	365
Accrued supervisory and administrative fees	38	6	82	0	13	92	548
Reimbursement to PIMCO	0	0	0	0	0	0	0
Other liabilities	0	0	0	0	2	0	2
	119,961	54,556	46,659	1,173	403,289	123,641	4,817,075

Net Assets	$1,596,587	$73,600	$991,900	$10,363	$529,437	$3,654,666	$22,743,239

Net Assets Consist of:
Paid in capital	$1,559,081	$174,123	$1,007,107	$10,691	$682,268	$3,364,758	$20,962,587
Undistributed (overdistributed) net investment income	12,261	(499)	(991)	(620)	1,458	18,613	180,666
Accumulated undistributed net realized gain (loss)	(10,308)	(93,636)	(6,660)	422	(160,612)	102,143	111,921
Net unrealized appreciation (depreciation)	35,553	(6,388)	(7,556)	(130)	6,323	169,152	1,488,065
	$1,596,587	$73,600	$991,900	$10,363	$529,437	$3,654,666	$22,743,239

Shares Issued and Outstanding	128,777	16,352	95,888	1,341	70,065	340,770	1,853,571

Net Asset Value and Redemption Price Per Share Outstanding	$12.40	$4.50	$10.34	$7.73	$7.56	$10.72	$12.27

Cost of Investments in Securities	$1,554,141	$40,894	$769,133	$193	$818,154	$3,248,400	$24,466,591
Cost of Investments in Affiliates	$77,961	$39,638	$237,305	$10,299	$20,021	$8,133	$648,935
Cost of Foreign Currency Held	$0	$89	$1,885	$6	$485	$8	$10,114
Proceeds Received on Short Sales	$17,208	$0	$0	$0	$17,705	$0	$1,049
Cost or Premiums of Financial Derivative Instruments, net	$(14,331)	$0	$7,122	$10	$4,369	$13,512	$(57,961)

* Includes repurchase agreements of:	$560	$247	$800	$193	$12,833	$575	$1,458

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$358,673	$557,800	$6,670,964	$230,784	$3,089,852	$50,964	$1,571,742	$5,036,192	$7,424,711	$2,938,176
0	0	699,642	6,992	25	2,434	33,503	0	0	808,048

201	86	316	0	1,137	6	70	0	0	3,498
746	1	10,617	0	25,466	19	112	0	0	0
1,007	1	68,001	0	35,681	0	5,001	0	0	41,303
47	519	77	0	1,856	55	1,021	0	0	342
0	0	0	0	6,554	3	0	0	0	0
26,723	40,736	5,928,964	9,089	558,377	1,264	2,106	71,741	75,006	60,031
0	0	0	0	0	0	0	850,000	109,700	0
1,033	2,391	11,887	3,756	10,800	273	4,204	12,230	16,710	11,985
0	0	184	2	0	0	7	0	0	209
0	0	0	0	0	0	0	0	0	0
388,430	601,534	13,390,652	250,623	3,729,748	55,018	1,617,766	5,970,163	7,626,127	3,863,592

$0	$0	$0	$0	$525,067	$0	$0	$0	$0	$0
0	0	0	0	280,713	0	0	0	0	0
0	0	0	1,675	0	0	0	0	0	0
2,228	2,228	584,387	0	163,033	0	0	0	0	21,128

75	0	0	0	513	0	0	0	0	5,714
91	81	1,676	0	5,918	1	3,403	0	0	0
38,303	60,652	7,743,180	0	144,127	1,958	32,278	26,838	126,275	713,230
0	0	184	2	0	0	7	0	0	209
0	0	0	0	0	0	0	0	0	0
720	60	11,934	0	18,762	0	150	0	0	0
0	0	129,163	4,645	66,219	0	10,710	58,300	67,795	81,467
0	0	0	0	0	0	0	0	21	0
0	0	0	0	0	0	0	0	0	0
6	9	82	4	43	1	25	0	114	51
8	13	123	6	64	2	38	0	171	76
1	1	0	0	0	2	0	0	0	0
0	1	0	9	6	0	0	0	0	0
41,432	63,045	8,470,729	6,341	1,204,465	1,964	46,611	85,138	194,376	821,875

$346,998	$538,489	$4,919,923	$244,282	$2,525,283	$53,054	$1,571,155	$5,885,025	$7,431,751	$3,041,717

$350,442	$541,146	$5,005,476	$205,825	$2,564,476	$53,074	$1,916,756	$5,883,310	$7,430,723	$3,194,292
555	1,689	7,230	8,921	434	400	10,482	260	210	15,356
(4,214)	(6,266)	(116,288)	2,217	(7,784)	56	(364,853)	757	(56)	(123,858)
215	1,920	23,505	27,319	(31,843)	(476)	8,770	698	874	(44,073)
$346,998	$538,489	$4,919,923	$244,282	$2,525,283	$53,054	$1,571,155	$5,885,025	$7,431,751	$3,041,717

35,165	55,060	451,615	29,447	278,421	5,212	163,464	588,169	742,343	339,899

$9.87	$9.78	$10.89	$8.30	$9.07	$10.18	$9.61	$10.01	$10.01	$8.95

$357,829	$555,826	$6,646,525	$204,215	$3,131,130	$51,446	$1,562,951	$5,035,494	$7,423,837	$2,929,998
$0	$0	$699,690	$6,992	$25	$2,434	$33,503	$0	$0	$808,066
$0	$0	$0	$0	$6,617	$3	$0	$0	$0	$0
$2,225	$2,225	$583,251	$0	$162,813	$0	$0	$0	$0	$21,123
$671	$(45)	$10,003	$0	$(1,184)	$0	$(3,142)	$0	$0	$120

$65,010	$2,319	$715	$3,577	$22,523	$495	$1,714	$260,419	$999,412	$285,771

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	37

Consolidated Statements of Assets and Liabilities

September 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:
Investments, at value
Investments in securities*	$1,219,442	$59,742,023
Investments in Affiliates	414,926	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	96	0
Over the counter	66,756	694,608
Cash	22,758	5,750
Deposits with counterparty	148	0
Foreign currency, at value	4,226	46,155
Receivable for investments sold	3,314	9,596,877
Receivable for Portfolio shares sold	0	3,913,000
Interest receivable	12,393	191,820
Dividends receivable from Affiliates	119	0
	1,744,178	74,190,233

Liabilities:
Financial Derivative Instruments
Over the counter	$9,898	$17,260
Payable for investments purchased	0	606,682
Payable for investments in Affiliates purchased	119	0
Deposits from counterparty	51,031	650,629
Payable for Portfolio shares redeemed	35,473	4,748,000
Accrued investment advisory fees	27	0
Accrued supervisory and administrative fees	137	0
	96,685	6,022,571

Net Assets	$1,647,493	$68,167,662

Net Assets Consist of:
Paid in capital	$1,673,001	$68,194,539
Undistributed (overdistributed) net investment income	(21,112)	73,455
Accumulated net realized (loss)	(25,919)	(243,163)
Net unrealized appreciation	21,523	142,831
	$1,647,493	$68,167,662

Shares Issued and Outstanding	349,527	6,823,091

Net Asset Value and Redemption Price Per Share Outstanding	$4.71	$9.99

Cost of Investments in Securities	$1,258,921	$60,277,795
Cost of Investments in Affiliates	$414,957	$0
Cost of Foreign Currency Held	$4,354	$46,166
Cost or Premiums of Financial Derivative Instruments, net	$837	$0

* Includes repurchase agreements of:	$5,129	$1,972,170

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio

Investment Income:
Interest	$19,618	$1,389	$21,304	$1	$24,873
Dividends	0	0	0	0	1,064
Dividends from Investments in Affiliates	305	43	278	12	27
Total Income	19,923	1,432	21,582	13	25,964

Expenses:
Investment advisory fees	143	8	108	1	56
Supervisory and administrative fees	214	39	541	2	85
Dividends on short sales	0	0	0	0	103
Trustee fees	1	0	1	0	0
Interest expense	10	0	8	0	918
Total Expenses	368	47	658	3	1,162

Net Investment Income	19,555	1,385	20,924	10	24,802

Net Realized Gain (Loss):
Investments in securities	(5,933)	179	10,308	0	17,810
Investments in Affiliates	(6)	3	15	1	9
Exchange-traded or centrally cleared financial derivative instruments	437	0	2,354	0	(3,966)
Over the counter financial derivative instruments	625	(1,133)	3,116	810	1,353
Short sales	0	0	0	0	(669)
Foreign currency	0	53	204	(353)	(245)
Net Realized Gain (Loss)	(4,877)	(898)	15,997	458	14,292

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	19,002	(1,496)	(23,299)	(1)	(33,463)
Investments in Affiliates	(5)	0	6	1	(1)
Exchange-traded or centrally cleared financial derivative instruments	496	0	(1,489)	0	464
Over the counter financial derivative instruments	1,161	2,021	19,758	(479)	2,945
Short sales	0	0	0	0	1,978
Foreign currency assets and liabilities	0	(81)	(291)	100	1,051
Net Change in Unrealized Appreciation (Depreciation)	20,654	444	(5,315)	(379)	(27,026)
Net Gain (Loss)	15,777	(454)	10,682	79	(12,734)

Net Increase in Net Assets Resulting from Operations	$35,332	$931	$31,606	$89	$12,068

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	39

Statements of Operations (Cont.)

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage Portfolio

Investment Income:
Interest	$67,822	$546,663	$1,807	$5,061	$57,854
Dividends	1,327	2,452	0	0	0
Dividends from Investments in Affiliates	343	287	0	0	835
Total Income	69,492	549,402	1,807	5,061	58,689

Expenses:
Investment advisory fees	380	2,245	35	53	530
Supervisory and administrative fees	570	3,368	53	80	794
Trustee fees	2	12	0	0	3
Interest expense	15	1,124	0	1	11
Organization expense reimbursement	0	0	1	2	0
Total Expenses	967	6,749	89	136	1,338

Net Investment Income	68,525	542,653	1,718	4,925	57,351

Net Realized Gain (Loss):
Investments in securities	61,394	103,218	444	2,008	58,596
Investments in Affiliates	(199)	11	0	0	18
Exchange-traded or centrally cleared financial derivative instruments	(4,981)	91,954	(226)	(561)	6
Over the counter financial derivative instruments	13,326	72,578	183	141	4,593
Foreign currency	0	(4,258)	0	0	0
Net Realized Gain (Loss)	69,540	263,503	401	1,588	63,213

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(41,964)	560,004	(123)	990	51,993
Investments in Affiliates	235	(1)	0	0	(49)
Exchange-traded or centrally cleared financial derivative instruments	(5,236)	(84,401)	(575)	47	1,314
Over the counter financial derivative instruments	(4,514)	47,171	(47)	(108)	(2,991)
Foreign currency assets and liabilities	0	(1,799)	0	0	0
Net Change in Unrealized Appreciation (Depreciation)	(51,479)	520,974	(745)	929	50,267
Net Gain (Loss)	18,061	784,477	(344)	2,517	113,480

Net Increase in Net Assets Resulting from Operations	$86,586	$1,327,130	$1,374	$7,442	$170,831

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Senior Floating Rate Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$6,016	$53,213	$1,455	$20,173	$8,434	$8,190	$22,150
0	0	0	0	0	0	0
13	19	6	206	0	0	572
6,029	53,232	1,461	20,379	8,434	8,190	22,722

26	278	7	155	0	735	331
38	417	10	233	0	1,102	496
0	1	0	1	0	4	2
5	331	0	3	2	1	1
0	0	2	0	0	0	0
69	1,027	19	392	2	1,842	830

5,960	52,205	1,442	19,987	8,432	6,348	21,892

1,878	2,866	(54)	(126)	337	72	(10,466)
0	14	1	(26)	0	0	(8)
0	(8,628)	16	(298)	0	0	29,402
0	19,686	20	272	0	0	1,600
0	(1,036)	5	0	0	0	0
1,878	12,902	(12)	(178)	337	72	20,528

6,384	(18,715)	(681)	(1,383)	110	115	29,348
0	(1)	0	5	0	0	(13)
0	(8,476)	(11)	(558)	0	0	(10,831)
0	19,419	19	(243)	0	0	(217)
0	(256)	(2)	0	0	0	0
6,384	(8,029)	(675)	(2,179)	110	115	18,287
8,262	4,873	(687)	(2,357)	447	187	38,815

$14,222	$57,078	$755	$17,630	$8,879	$6,535	$60,707

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	41

Consolidated Statements of Operations

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO International Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:
Interest	$10,330	$187,233
Dividends from Investments in Affiliates	591	0
Miscellaneous income	0	21
Total Income	10,921	187,254

Expenses:
Investment advisory fees	174	0
Supervisory and administrative fees	870	0
Trustee fees	1	0
Interest expense	6	119
Total Expenses	1,051	119

Net Investment Income	9,870	187,135

Net Realized Gain (Loss):
Investments in securities	3,301	(543,746)
Investments in Affiliates	36	0
Exchange-traded or centrally cleared financial derivative instruments	(4,961)	0
Over the counter financial derivative instruments	39,960	193,425
Foreign currency	964	134,806
Net Realized Gain (Loss)	39,300	(215,515)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(51,870)	(549,202)
Investments in Affiliates	(56)	0
Exchange-traded or centrally cleared financial derivative instruments	6,604	0
Over the counter financial derivative instruments	59,610	674,632
Foreign currency assets and liabilities	(720)	8,589
Net Change in Unrealized Appreciation	13,568	134,019
Net Gain (Loss)	52,868	(81,496)

Net Increase in Net Assets Resulting from Operations	$62,738	$105,639

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Asset-Backed Securities Portfolio		PIMCO Developing Local Markets Portfolio		PIMCO Emerging Markets Portfolio		PIMCO FX Strategy Portfolio

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$19,555	$37,757	$1,385	$6,314	$20,924	$47,400	$10	$25
Net realized gain (loss)	(4,877)	(413)	(898)	(12,619)	15,997	(16,001)	458	(1,840)
Net change in unrealized appreciation (depreciation)	20,654	18,064	444	(7,111)	(5,315)	(49,675)	(379)	189
Net increase (decrease) resulting from operations	35,332	55,408	931	(13,416)	31,606	(18,276)	89	(1,626)

Distributions to Shareholders:
From net investment income	(19,189)	(41,800)	0	0	(6,000)	(52,000)	0	(2,116)
From net realized capital gains	0	0	0	(17,016)	0	0	0	0
Tax basis return of capital	0	0	0	(3,022)	0	0	0	0

Total Distributions	(19,189)	(41,800)	0	(20,038)	(6,000)	(52,000)	0	(2,116)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	491,462	291,927	(11,577)	(82,623)	(106,545)	(89,107)	(2,000)	(11,839)

Total Increase (Decrease) in Net Assets	507,605	305,535	(10,646)	(116,077)	(80,939)	(159,383)	(1,911)	(15,581)

Net Assets:
Beginning of period	1,088,982	783,447	84,246	200,323	1,072,839	1,232,222	12,274	27,855
End of period*	$1,596,587	$1,088,982	$73,600	$84,246	$991,900	$1,072,839	$10,363	$12,274

* Including undistributed (overdistributed) net investment income of:	$12,261	$11,898	$(499)	$(1,884)	$(991)	$(15,915)	$(620)	$(630)

**	See Note 13 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	43

Statements of Changes in Net Assets (Cont.)

	PIMCO High Yield Portfolio		PIMCO Investment Grade Corporate Portfolio		PIMCO Long Duration Corporate Bond Portfolio		PIMCO Low Duration Portfolio

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,802	$45,111	$68,525	$137,705	$542,653	$829,707	$1,718	$2,237
Net realized gain (loss)	14,292	(23,483)	69,540	162,945	263,503	51,365	401	(4,162)
Net change in unrealized appreciation (depreciation)	(27,026)	14,420	(51,479)	(193,037)	520,974	(352,363)	(745)	109
Net increase (decrease) resulting from operations	12,068	36,048	86,586	107,613	1,327,130	528,709	1,374	(1,816)

Distributions to Shareholders:
From net investment income	(23,300)	(50,000)	(70,501)	(160,002)	(399,999)	(959,509)	(1,530)	(2,500)
From net realized capital gains	0	0	0	(194,284)	0	(335,966)	0	0
Tax basis return of capital	0	0	0	0	0	0	0	0

Total Distributions	(23,300)	(50,000)	(70,501)	(354,286)	(399,999)	(1,295,475)	(1,530)	(2,500)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(8,574)	(78,332)	(111,404)	(401,033)	868,533	7,225,423	(13,231)	107,697

Total Increase (Decrease) in Net Assets	(19,806)	(92,284)	(95,319)	(647,706)	1,795,664	6,458,657	(13,387)	103,381

Net Assets:
Beginning of period	549,243	641,527	3,749,985	4,397,691	20,947,575	14,488,918	360,385	257,004
End of period*	$529,437	$549,243	$3,654,666	$3,749,985	$22,743,239	$20,947,575	$346,998	$360,385

* Including undistributed (overdistributed) net investment income of:	$1,458	$(44)	$18,613	$20,592	$180,666	$(69,118)	$555	$367

**	See Note 13 in the Notes to Financial Statements.

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Moderate Duration Portfolio		PIMCO Mortgage Portfolio		PIMCO Municipal Sector Portfolio		PIMCO Real Return Portfolio		PIMCO Senior Floating Rate Portfolio

Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

$4,925	$6,357	$57,351	$121,971	$5,960	$13,445	$52,205	$46,552	$1,442	$2,399
1,588	(7,306)	63,213	(59,352)	1,878	(603)	12,902	(7,923)	(12)	73
929	103	50,267	(32,952)	6,384	(19,438)	(8,029)	(259,482)	(675)	17
7,442	(846)	170,831	29,667	14,222	(6,596)	57,078	(220,853)	755	2,489

(4,200)	(5,950)	(68,203)	(191,998)	(7,600)	(12,600)	(43,301)	(36,696)	(1,393)	(2,125)
0	0	0	0	0	(11,202)	0	(12,369)	0	0
0	0	0	0	0	0	0	(5,300)	0	0

(4,200)	(5,950)	(68,203)	(191,998)	(7,600)	(23,802)	(43,301)	(54,365)	(1,393)	(2,125)

8,313	250,387	(433,357)	(2,200,994)	(10,701)	(80,681)	(243,601)	(572,312)	(37,820)	67,750

11,555	243,591	(330,729)	(2,363,325)	(4,079)	(111,079)	(229,824)	(847,530)	(38,458)	68,114

526,934	283,343	5,250,652	7,613,977	248,361	359,440	2,755,107	3,602,637	91,512	23,398
$538,489	$526,934	$4,919,923	$5,250,652	$244,282	$248,361	$2,525,283	$2,755,107	$53,054	$91,512

$1,689	$964	$7,230	$18,285	$8,921	$10,561	$434	$(7,961)	$400	$351

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	45

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Portfolio		PIMCO Short-Term Floating NAV Portfolio		PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government Sector Portfolio

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$19,987	$31,614	$8,432	$33,830	$6,348	$11,370	$21,892	$54,315
Net realized gain (loss)	(178)	(177)	337	551	72	(127)	20,528	(112,825)
Net change in unrealized appreciation (depreciation)	(2,179)	6,017	110	(1,700)	115	113	18,287	(134,322)
Net increase (decrease) resulting from operations	17,630	37,454	8,879	32,681	6,535	11,356	60,707	(192,832)

Distributions to Shareholders:
From net investment income	(20,200)	(35,300)	(8,440)	(34,279)	(6,340)	(11,482)	(14,001)	(58,002)

Total Distributions	(20,200)	(35,300)	(8,440)	(34,279)	(6,340)	(11,482)	(14,001)	(58,002)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	524,098	134,725	(2,078,044)	(13,204,837)	603,825	2,554,341	(282,251)	(206,009)

Total Increase (Decrease) in Net Assets	521,528	136,879	(2,077,605)	(13,206,435)	604,020	2,554,215	(235,545)	(456,843)

Net Assets:
Beginning of period	1,049,627	912,748	7,962,630	21,169,065	6,827,731	4,273,516	3,277,262	3,734,105
End of period*	$1,571,155	$1,049,627	$5,885,025	$7,962,630	$7,431,751	$6,827,731	$3,041,717	$3,277,262

* Including undistributed net investment income of:	$10,482	$10,695	$260	$268	$210	$202	$15,356	$7,465

**	See Note 13 in the Notes to Financial Statements.

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands)	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,870	$24,068	$187,135	$213,182
Net realized gain (loss)	39,300	12,197	(215,515)	(85,962)
Net change in unrealized appreciation (depreciation)	13,568	(20,990)	134,019	18,172
Net increase resulting from operations	62,738	15,275	105,639	145,392

Distributions to Shareholders:
From net investment income	(7,999)	(96,832)	(108,839)	(159,056)

Total Distributions	(7,999)	(96,832)	(108,839)	(159,056)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(147,021)	(231,946)	18,950,875	29,465,476

Total Increase (Decrease) in Net Assets	(92,282)	(313,503)	18,947,675	29,451,812

Net Assets:
Beginning of period	1,739,775	2,053,278	49,219,987	19,768,175
End of period*	$1,647,493	$1,739,775	$68,167,662	$49,219,987

* Including undistributed (overdistributed) net investment income of:	$(21,112)	$(22,983)	$73,455	$(4,841)

**	See Note 13 in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	47

Statements of Cash Flows

Six Months Ended September 30, 2014 (Unaudited)
(Amounts in thousands)	PIMCO High Yield Portfolio	PIMCO Real Return Portfolio

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$12,068	$57,078

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(637,533)	(1,548,847)
Proceeds from sales of long-term securities	539,661	1,547,444
(Purchases) Proceeds from sales of short-term portfolio investments, net	11,834	(135,112)
Decrease in deposits with counterparty	5,963	9,060
(Increase) in receivable for investments sold	(36,921)	(554,129)
(Increase) decrease in interest and dividends receivable	266	(897)
(Increase) in exchange-traded or centrally cleared derivatives	(3,568)	(16,832)
(Increase) decrease in over the counter derivatives	(2,960)	20,832
Increase (decrease) in payable for investments purchased	(7,948)	141,311
Increase in deposits from counterparty	5,703	15,602
(Decrease) in accrued investment advisory fees	(1)	(1)
Increase (decrease) in accrued supervisory and administrative fees	0	(2)
Proceeds from (Payments on) on short sales transactions, net	(16,184)	162,813
(Payments on) currency transactions	(641)	(1,292)
Increase in other liabilities	1	0
Net Realized (Gain) Loss
Investments in securities	(17,810)	(2,866)
Investments in Affiliates	(9)	(14)
Exchange-traded or centrally cleared financial derivative instruments	3,966	8,628
Over the counter financial derivative instruments	(1,353)	(19,686)
Short sales	669	0
Foreign currency	245	1,036
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	33,463	18,715
Investments in Affiliates	1	1
Exchange-traded or centrally cleared financial derivative instruments	(464)	8,476
Over the counter financial derivative instruments	(2,945)	(19,419)
Short sales	(1,978)	0
Foreign currency assets and liabilities	(1,051)	256
Net amortization (accretion) on investments	1,663	15,666
Net cash (used for) operating activities	(115,863)	(292,179)

Cash flows received from financing activities:
Proceeds from shares sold	38,510	129,450
Payments on shares redeemed	(60,711)	(351,112)
Cash dividend paid*	(872)	(911)
Proceeds from reverse repurchase agreements	1,099,716	1,020,973
Payments on reverse repurchase agreements	(956,141)	(646,020)
Proceeds from sale-buyback transactions	0	2,137,215
Payments on sale-buyback transactions	0	(1,956,533)
Proceeds from deposits from counterparty	1,502	0
Payments on deposits from counterparty	(1,813)	0
Net cash received from financing activities	120,191	333,062

Net Increase in Cash and Foreign Currency	4,328	40,883

Cash and Foreign Currency:
Beginning of period	359	1,352
End of period	$4,687	$42,235

* Reinvestment of dividends	$22,428	$42,390

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$1,441	$327

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Asset-Backed Securities Portfolio

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.1%
Preferred Term Securities Ltd.
0.785% due 03/24/2034	$1,176	$977

INDUSTRIALS 0.6%
CVS Pass-Through Trust
5.880% due 01/10/2028	1,498	1,689
Times Square Hotel Trust
8.528% due 08/01/2026	5,800	7,315
UAL Pass-Through Trust
6.636% due 01/02/2024	1,312	1,417

		10,421

Total Corporate Bonds & Notes (Cost $9,834)		11,398

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.1%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.335% due 04/01/2040	887	901

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,495	2,974

Total Municipal Bonds & Notes (Cost $4,179)		3,875

U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
0.215% due 07/25/2037	4,476	4,390
0.285% due 03/25/2036	79	74
0.395% due 08/25/2031 -05/25/2032	253	233
0.554% due 09/17/2027	4	4
0.605% due 06/25/2021 -02/25/2033	190	192
0.655% due 01/25/2020 -03/25/2022	58	58
0.705% due 12/25/2021	8	9
0.754% due 11/18/2031	5	5
0.805% due 11/25/2031	96	98
0.855% due 04/25/2022	9	9
0.905% due 05/25/2022	17	17
1.005% due 05/25/2018 -10/25/2020	35	36
1.055% due 08/25/2023	22	22
1.155% due 12/25/2023 -04/25/2032	42	43
1.305% due 10/25/2022 -09/25/2023	21	22
1.318% due 03/01/2044 -10/01/2044	124	128
1.484% due 02/01/2033	327	343
1.518% due 11/01/2030 -10/01/2040	81	86
1.750% due 12/25/2023	36	38
1.787% due 09/01/2033	47	50
1.789% due 06/01/2033	30	32
1.793% due 03/01/2035	47	49
1.918% due 10/01/2026 -11/01/2040	110	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.920% due 12/25/2021	$3	$3
1.940% due 07/01/2035	67	71
1.950% due 08/01/2033	90	96
1.980% due 02/01/2035	37	39
1.983% due 03/01/2035	38	40
1.990% due 01/01/2035	20	21
2.024% due 04/01/2036	8	8
2.041% due 11/01/2035	6	6
2.126% due 02/01/2035	29	31
2.127% due 11/01/2034	4	4
2.130% due 03/01/2030	12	12
2.151% due 09/01/2033	22	24
2.155% due 07/01/2034	21	21
2.158% due 04/01/2033	27	29
2.160% due 11/01/2034	43	45
2.173% due 12/01/2035	33	35
2.182% due 05/01/2036	26	27
2.198% due 07/01/2033	30	32
2.199% due 12/01/2033	1	1
2.200% due 08/01/2033	47	48
2.202% due 05/25/2035	813	831
2.215% due 05/01/2033	83	88
2.220% due 10/01/2031	7	7
2.221% due 11/01/2032	93	97
2.228% due 03/01/2033	3	3
2.242% due 10/01/2034	16	17
2.245% due 09/01/2030	27	27
2.250% due 04/01/2018 - 12/01/2036	158	161
2.252% due 05/01/2034	56	57
2.260% due 08/01/2032	5	5
2.267% due 05/01/2025	4	4
2.302% due 09/01/2033	19	20
2.330% due 03/01/2035	20	22
2.345% due 12/01/2036	60	65
2.349% due 07/01/2033	24	25
2.375% due 03/01/2032 - 09/01/2032	52	52
2.390% due 12/01/2036	56	60
2.400% due 01/01/2033	29	30
2.422% due 04/01/2034	7	8
2.434% due 10/01/2033	10	10
2.465% due 05/01/2031	11	11
2.480% due 06/01/2033 - 08/01/2035	74	78
2.509% due 01/01/2037	23	24
2.535% due 04/01/2036	37	40
2.625% due 10/01/2016 - 09/01/2033	25	25
2.653% due 01/01/2029	5	6
2.659% due 09/01/2015	5	5
2.672% due 12/01/2017	12	13
2.673% due 01/01/2017	8	8
2.750% due 10/01/2017	6	6
2.838% due 06/01/2033	131	133
3.460% due 05/01/2036	46	49
3.525% due 03/01/2019	4	4
4.000% due 11/25/2033 - 10/01/2044	31,085	32,764
4.210% due 11/01/2019	14	14
4.240% due 02/01/2018	2	2
4.250% due 10/01/2027 - 03/25/2033	6	5
4.300% due 12/01/2017	5	5
4.500% due 05/01/2040	14,374	15,751
5.000% due 06/25/2023 - 11/25/2032	453	472
5.370% due 08/25/2043	78	79

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/25/2017 - 09/25/2035	$1,794	$2,052
6.440% due 07/01/2036	688	784
6.500% due 06/25/2028	48	53
6.510% due 08/01/2036	980	1,120
6.616% due 05/25/2037 (a)	3,552	615
6.770% due 01/18/2029	45	45
7.000% due 02/01/2019 - 07/25/2042	25	25
7.500% due 08/25/2021 - 07/25/2022	45	51
7.875% due 11/01/2018	2	2
8.500% due 05/01/2017 - 04/01/2032	153	172
9.375% due 04/01/2016	10	11
15.446% due 08/25/2021	26	33
Freddie Mac
0.404% due 10/15/2032	18	18
0.415% due 08/25/2031	127	125
0.504% due 12/15/2029	23	23
0.515% due 10/25/2029	1	1
0.604% due 12/15/2031	7	7
0.704% due 04/15/2022 - 08/15/2031	29	29
0.804% due 03/15/2020	11	11
0.854% due 06/15/2022	17	18
1.104% due 02/15/2021	7	8
1.110% due 09/25/2023	463	469
1.120% due 05/15/2023	31	32
1.254% due 05/15/2023	10	11
1.318% due 10/25/2044 - 02/25/2045	5,178	5,363
1.518% due 07/25/2044	1,171	1,214
1.625% due 02/01/2017	2	2
1.857% due 09/01/2035	27	28
2.080% due 10/15/2022	12	12
2.232% due 10/01/2034	44	47
2.233% due 02/01/2035	39	42
2.235% due 04/01/2036	24	24
2.244% due 02/01/2035	16	17
2.261% due 03/01/2028	6	6
2.275% due 09/01/2028	22	22
2.276% due 11/01/2027	74	75
2.302% due 01/01/2035	45	48
2.303% due 02/01/2035	44	48
2.310% due 02/01/2022	7	7
2.331% due 10/01/2033	7	7
2.333% due 04/01/2032	99	100
2.348% due 04/01/2033	4	4
2.355% due 12/01/2033 - 04/01/2034	219	234
2.361% due 09/01/2033 - 09/01/2035	109	116
2.362% due 11/01/2034 - 01/01/2035	112	118
2.365% due 11/01/2023	5	5
2.367% due 01/01/2035 - 07/01/2037	79	85
2.375% due 08/01/2032 - 02/01/2035	158	169
2.384% due 02/01/2026	6	6
2.472% due 04/01/2035	166	168
2.477% due 08/01/2030	23	23
2.481% due 08/01/2023	20	21
2.517% due 03/01/2032	88	94
2.520% due 02/01/2036	34	37
2.531% due 01/01/2032	7	7
2.542% due 03/01/2030	28	28

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	49

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.600% due 03/01/2033	$10	$10
4.000% due 10/15/2033	148	155
4.500% due 05/15/2018 - 09/15/2018	109	116
5.000% due 08/15/2019 - 02/15/2036	826	897
5.421% due 05/01/2026	27	28
5.500% due 05/15/2036	62	67
5.842% due 08/01/2031	101	109
6.500% due 03/15/2021 - 07/25/2043	743	830
7.000% due 06/15/2029	56	65
7.500% due 02/15/2023 - 01/15/2031	21	24
8.000% due 03/15/2023	29	33
9.250% due 11/15/2019	4	4
9.500% due 04/15/2020	6	7
Ginnie Mae
0.554% due 02/20/2029	2	2
1.625% due 01/20/2023 - 10/20/2033	400	414
2.000% due 04/20/2017 - 07/20/2030	137	143
2.125% due 01/20/2034	38	40
3.000% due 04/20/2018 - 04/20/2019	12	13
4.000% due 04/20/2016 - 04/20/2019	7	7

Total U.S. Government Agencies (Cost $72,171)		74,580

U.S. TREASURY OBLIGATIONS 3.5%
U.S. Treasury Notes
1.500% due 08/31/2018	12,100	12,098
2.125% due 12/31/2015 (e)(g)	42,000	42,988

Total U.S. Treasury Obligations (Cost $55,932)		55,086

MORTGAGE-BACKED SECURITIES 48.1%
Adjustable Rate Mortgage Trust
0.435% due 11/25/2035	2,966	2,717
American Home Mortgage Investment Trust
2.332% due 02/25/2045	208	211
2.332% due 06/25/2045	7,914	7,939
Banc of America Alternative Loan Trust
6.000% due 04/25/2037	6,879	5,382
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	6,100	6,430
Banc of America Funding Trust
0.344% due 10/20/2036	1,182	860
2.040% due 01/26/2037	102	102
2.551% due 09/20/2046	4,052	3,428
2.826% due 01/20/2047 ^	31	24
Banc of America Mortgage Trust
2.497% due 05/25/2033	143	143
2.498% due 07/25/2033	316	307
2.621% due 12/25/2033	199	200
2.677% due 06/25/2034	984	989
2.721% due 10/25/2035	1,758	1,594
2.738% due 11/25/2033	67	67
2.741% due 06/25/2035	2,095	2,065
3.011% due 11/25/2034	203	184
3.027% due 02/25/2033	75	75
BCAP LLC Trust
2.618% due 06/26/2035	6,556	6,654
BCRR Trust
5.991% due 08/17/2045	7,219	7,887

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.257% due 02/25/2036	$432	$405
2.430% due 10/25/2035	260	258
2.441% due 08/25/2033	35	36
2.483% due 05/25/2034	46	43
2.544% due 10/25/2034	155	141
2.559% due 05/25/2033	449	283
2.578% due 10/25/2034	69	69
2.581% due 08/25/2035	4,368	3,960
2.649% due 05/25/2034	18	17
2.654% due 03/25/2035	2,949	2,893
2.667% due 02/25/2033	15	14
2.711% due 04/25/2034	1,422	1,420
2.720% due 04/25/2034	179	178
2.740% due 01/25/2034	131	135
2.746% due 11/25/2030	14	14
2.753% due 07/25/2034	1	1
2.790% due 02/25/2034	1,577	1,561
2.926% due 05/25/2047 ^	1,567	1,359
4.711% due 02/25/2035	5,821	5,843
Bear Stearns ALT-A Trust
2.356% due 01/25/2036 ^	1,138	890
2.395% due 12/25/2033	953	974
2.450% due 04/25/2035	210	203
2.516% due 08/25/2036 ^	2,542	1,889
2.555% due 05/25/2035	2,383	2,342
2.568% due 11/25/2035 ^	3,350	2,570
2.648% due 02/25/2036 ^	26	18
2.701% due 08/25/2036 ^	2,539	1,890
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044	20,011	21,544
Bear Stearns Mortgage Securities, Inc.
2.650% due 06/25/2030	33	34
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036	2,192	1,739
2.555% due 12/26/2046	10,032	7,725
Bella Vista Mortgage Trust
0.004% due 02/25/2035	12,777	10,084
0.404% due 05/20/2045	7,454	6,151
CBA Commercial Small Balance Commercial Mortgage
0.435% due 12/25/2036	237	186
Charlotte Gateway Village LLC
6.410% due 12/01/2016	543	575
Chase Mortgage Finance Trust
2.531% due 12/25/2035 ^	4,203	3,868
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.660% due 01/25/2035	895	743
Citigroup Commercial Mortgage Trust
5.899% due 12/10/2049	19,334	21,107
6.339% due 12/10/2049	10,730	11,840
Citigroup Mortgage Loan Trust, Inc.
0.485% due 12/25/2034	583	514
0.955% due 08/25/2035	526	452
2.514% due 05/25/2035	82	82
2.514% due 10/25/2035	209	209
2.514% due 11/25/2035	6,487	6,483
2.564% due 08/25/2035	1,354	1,341
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	234	198
Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	476	514
Commercial Mortgage Trust
5.989% due 12/10/2049	11,595	12,780
Community Program Loan Trust
4.500% due 04/01/2029	293	296
Countrywide Alternative Loan Trust
0.315% due 07/25/2036	13,095	11,713

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.334% due 02/20/2047	$4,754	$3,604
0.345% due 09/25/2046 ^	1,211	1,026
0.345% due 11/25/2046	102	82
0.349% due 12/20/2046	5,190	4,047
0.354% due 07/20/2046 ^	1,844	1,286
0.355% due 06/25/2037	1,745	1,512
0.364% due 03/20/2046	797	632
0.364% due 07/20/2046 ^	1,607	1,121
0.405% due 05/25/2035	304	171
0.405% due 06/25/2035	5,787	5,148
0.425% due 02/25/2036	301	249
0.435% due 12/25/2035	371	329
0.445% due 11/25/2035	109	79
0.465% due 10/25/2035	5,716	4,714
0.474% due 11/20/2035	782	689
0.485% due 10/25/2035	138	117
0.655% due 05/25/2035	802	656
0.925% due 11/25/2035	5,555	4,781
0.955% due 03/25/2047 ^	9,375	7,063
1.115% due 02/25/2036	1,733	1,590
1.609% due 08/25/2035	3,514	3,342
5.500% due 11/25/2035 ^	3,362	3,079
5.500% due 03/25/2036	198	165
5.750% due 03/25/2037 ^	927	795
6.000% due 10/25/2032	2	2
6.250% due 12/25/2033	169	176
6.250% due 08/25/2037 ^	559	470
6.500% due 11/25/2031	165	176
Countrywide Home Loan Mortgage Pass-Through Trust
0.445% due 04/25/2035	95	79
0.475% due 03/25/2035	5,847	5,295
0.495% due 02/25/2035	192	177
0.545% due 02/25/2035	275	213
0.555% due 08/25/2018	15	15
0.695% due 02/25/2035	436	417
0.755% due 03/25/2035	49	45
1.075% due 09/25/2034	376	275
1.934% due 06/19/2031	7	7
2.313% due 02/20/2036	493	459
2.376% due 02/20/2036	454	394
2.469% due 02/20/2035	1,351	1,345
2.470% due 05/20/2036	2,674	2,471
2.493% due 08/25/2034	3,625	3,204
2.508% due 04/25/2035 ^	197	58
2.528% due 07/19/2033	165	159
2.548% due 02/19/2034	51	45
2.573% due 02/19/2034	42	42
2.624% due 08/25/2034	351	328
2.692% due 02/25/2034	194	194
2.722% due 05/19/2033	25	24
4.500% due 10/25/2018	76	79
5.000% due 11/25/2018	33	34
5.500% due 08/25/2033	462	454
6.000% due 11/25/2037	406	376
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040	411	440
6.173% due 02/15/2041	12,800	14,175
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032	95	90
1.305% due 09/25/2034	3,423	2,856
2.188% due 06/25/2033	534	533
2.248% due 07/25/2033	48	49
2.534% due 12/25/2033	957	960
2.562% due 10/25/2033	341	335
2.566% due 12/25/2032 ^	65	54
5.500% due 11/25/2035	495	438
5.750% due 04/25/2033	33	34
6.250% due 07/25/2035	815	872

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 04/25/2033	$29	$29
7.000% due 02/25/2033	37	39
Credit Suisse Mortgage Capital Certificates
2.597% due 08/27/2037	88	88
2.645% due 07/27/2036	284	288
5.342% due 12/16/2043	5,000	5,348
5.467% due 09/18/2039	3,243	3,404
5.509% due 04/15/2047	2,000	2,098
5.692% due 04/16/2049	2,475	2,618
5.695% due 04/16/2049	4,400	4,675
5.750% due 12/26/2035	1,095	988
DBUBS Mortgage Trust
3.642% due 08/10/2044	1,100	1,144
Downey Savings & Loan Association Mortgage Loan Trust
1.055% due 04/19/2047	1,254	1,133
Extended Stay America Trust
1.213% due 12/05/2031 (a)	24,500	368
First Horizon Alternative Mortgage Securities Trust
2.197% due 09/25/2034	5,300	5,232
2.207% due 06/25/2034	4,714	4,678
2.224% due 03/25/2035	403	327
First Horizon Mortgage Pass-Through Trust
2.552% due 02/25/2035	284	286
First Republic Bank Mortgage Pass-Through Certificates
0.635% due 06/25/2030	51	52
First Republic Mortgage Loan Trust
0.504% due 11/15/2031	423	400
GE Capital Commercial Mortgage Corp.
4.846% due 06/10/2048	1,069	1,091
GMAC Mortgage Corp. Loan Trust
3.256% due 05/25/2035	55	55
Greenpoint Mortgage Funding Trust
0.365% due 04/25/2036	432	335
0.385% due 06/25/2045	366	318
0.425% due 07/25/2035	2,679	2,588
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	263	260
Greenwich Capital Acceptance, Inc.
3.018% due 06/25/2024	20	20
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	50	51
5.444% due 03/10/2039	1,800	1,941
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	1,158	1,245
8.000% due 09/19/2027	522	534
GSR Mortgage Loan Trust
0.505% due 01/25/2034	33	28
2.630% due 09/25/2035	45	45
2.648% due 04/25/2035	2,241	2,217
2.654% due 09/25/2035	690	702
2.742% due 01/25/2036 ^	659	626
2.789% due 04/25/2035	2,168	2,135
HarborView Mortgage Loan Trust
0.333% due 07/19/2046	4,654	3,081
0.343% due 02/19/2046	722	639
0.373% due 05/19/2035	480	414
0.393% due 06/19/2035	8,088	7,160
0.393% due 03/19/2036	570	418
0.503% due 01/19/2035	69	51
0.893% due 02/19/2034	38	38
2.053% due 11/19/2034	43	42
2.526% due 06/19/2045	468	312
2.610% due 08/19/2034	320	311
2.673% due 12/19/2035 ^	51	46
HSI Asset Securitization Corp. Trust
0.475% due 07/25/2035	328	319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac CMB Trust
1.055% due 10/25/2033	$186	$186
Impac Secured Assets Trust
0.505% due 05/25/2036	164	163
0.585% due 08/25/2036	908	900
1.095% due 11/25/2034	60	58
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	17	16
IndyMac Mortgage Loan Trust
0.345% due 09/25/2046	1,086	944
0.395% due 04/25/2035	308	290
0.395% due 07/25/2035	327	295
0.435% due 03/25/2035	240	216
0.455% due 06/25/2037 ^	206	103
0.475% due 02/25/2035	2,833	2,656
0.795% due 07/25/2045	109	103
0.955% due 11/25/2034	7,638	7,007
1.375% due 09/25/2034	240	209
2.544% due 12/25/2034	2,015	1,889
2.793% due 06/25/2036	4,121	2,989
4.340% due 06/25/2036	2,512	2,431
4.545% due 02/25/2036	13,406	11,754
JPMorgan Alternative Loan Trust
0.652% due 06/27/2037	6,753	5,650
3.464% due 10/25/2036	8,705	6,386
JPMorgan Chase Commercial Mortgage Securities Trust
5.431% due 06/12/2047	21,982	23,708
5.439% due 01/15/2049	17,118	18,573
5.794% due 02/12/2051	23,706	25,928
5.850% due 02/15/2051	14,872	16,379
5.891% due 02/12/2049	13,032	14,218
JPMorgan Mortgage Trust
2.385% due 10/25/2035	150	125
2.518% due 06/25/2035	329	314
2.567% due 10/25/2035	466	470
2.844% due 04/25/2035	186	190
JPMorgan Resecuritization Trust
2.120% due 07/27/2037	76	77
2.826% due 01/27/2047	161	162
4.762% due 04/20/2036	219	225
6.000% due 02/27/2037	732	757
Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	9	10
Lavender Trust
6.250% due 09/26/2036	2,265	2,329
LB Mortgage Trust
8.549% due 01/20/2017	23	23
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	82	89
Lehman Mortgage Trust
5.500% due 02/25/2036	731	617
Lehman XS Trust
0.385% due 04/25/2046	2,765	2,119
MASTR Adjustable Rate Mortgages Trust
0.485% due 12/25/2034	1,517	1,309
2.272% due 12/25/2033	133	129
2.749% due 01/25/2034	1	1
MASTR Asset Securitization Trust
5.500% due 06/25/2033	195	198
5.500% due 09/25/2033	452	455
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.854% due 11/15/2031	223	223
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.634% due 06/15/2030	249	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.775% due 08/25/2028	$30	$30
0.795% due 10/25/2028	336	337
0.895% due 03/25/2028	57	56
1.572% due 10/25/2035	1,107	1,095
1.936% due 01/25/2029	50	50
2.127% due 04/25/2035	78	76
2.127% due 02/25/2036	2,216	2,238
2.431% due 08/25/2033	355	79
2.691% due 11/25/2035	23,760	23,709
Merrill Lynch Mortgage Trust
5.107% due 07/12/2038	15,000	15,416
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	485	519
5.810% due 06/12/2050	10,000	10,892
Morgan Stanley Capital Trust
5.230% due 09/15/2042	12,870	13,189
5.380% due 11/14/2042	1,018	1,044
5.439% due 02/12/2044	1,739	1,744
5.692% due 04/15/2049	500	544
Morgan Stanley Mortgage Loan Trust
0.415% due 03/25/2036	5,314	4,125
0.425% due 09/25/2035	26	26
2.429% due 10/25/2034	173	174
Morgan Stanley Re-REMIC Trust
5.991% due 08/15/2045	2,522	2,746
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	1,004	1,086
RBSSP Resecuritization Trust
2.203% due 12/26/2036	2,094	2,109
4.000% due 12/26/2036	124	125
Residential Accredit Loans, Inc. Trust
0.345% due 04/25/2046	2,125	1,708
0.355% due 10/25/2046	37,446	25,801
0.365% due 06/25/2037	525	410
0.365% due 04/25/2046	143	72
0.555% due 03/25/2033	32	32
3.159% due 09/25/2034	22	23
6.500% due 10/25/2036	2,511	2,114
Residential Asset Mortgage Products Trust
7.000% due 06/25/2032	12	13
Residential Asset Securitization Trust
0.505% due 10/25/2018	111	108
0.605% due 02/25/2034	97	90
6.250% due 08/25/2036	5,889	5,521
6.500% due 04/25/2037	5,914	3,645
Residential Funding Mortgage Securities, Inc. Trust
0.555% due 07/25/2018	21	20
2.794% due 06/25/2035	3,582	3,435
3.828% due 02/25/2036 ^	163	146
5.500% due 12/25/2034	1,300	1,361
6.500% due 03/25/2032	1	1
RiverView HECM Trust
0.610% due 05/25/2047	36,042	30,708
Royal Bank of Scotland Capital Funding Trust
5.467% due 09/16/2039	11,513	12,082
6.068% due 09/17/2039	1,162	1,268
SACO, Inc.
7.000% due 08/25/2036	12	12
Salomon Brothers Mortgage Securities, Inc.
0.655% due 05/25/2032	72	69
2.498% due 09/25/2033	11	12
8.500% due 05/25/2032	270	287
Sequoia Mortgage Trust
0.384% due 02/20/2035	348	337
0.464% due 11/20/2034	103	104
0.841% due 05/20/2034	1,049	1,014

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	51

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.853% due 10/19/2026	$141	$140
0.914% due 10/20/2027	31	29
0.927% due 02/20/2034	517	518
0.954% due 10/20/2027	77	76
1.514% due 10/20/2027	492	485
1.754% due 06/20/2034	119	117
1.757% due 08/20/2034	325	330
1.961% due 09/20/2032	76	74
Silver Oak Ltd.
1.683% due 06/21/2018	13,800	13,990
Structured Adjustable Rate Mortgage Loan Trust
0.495% due 08/25/2035	1,132	1,093
0.890% due 06/25/2034	849	807
1.518% due 01/25/2035	1,191	967
1.518% due 05/25/2035	1,717	1,146
2.463% due 04/25/2034	262	262
2.473% due 02/25/2034	320	322
2.519% due 03/25/2034	243	245
2.600% due 02/25/2036 ^	3,784	3,236
Structured Asset Mortgage Investments Trust
0.315% due 09/25/2047	860	862
0.435% due 02/25/2036	545	439
0.453% due 07/19/2034	1,859	1,608
0.465% due 12/25/2035	569	453
0.853% due 03/19/2034	576	526
0.993% due 10/19/2033	134	128
Structured Asset Mortgage Investments, Inc.
2.246% due 05/02/2030	85	59
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,987	1,848
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.743% due 02/25/2032	25	22
2.203% due 10/25/2031	28	28
2.490% due 06/25/2033	674	682
2.492% due 06/25/2033	346	345
2.536% due 07/25/2032	11	11
2.655% due 06/25/2032	8	6
Travelers Mortgage Services, Inc.
2.306% due 09/25/2018	25	25
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020	9	9
1.132% due 10/15/2041 (a)	20,844	1
Wachovia Mortgage Loan Trust LLC
5.442% due 10/20/2035	1,311	1,313
WaMu Mortgage Pass-Through Certificates Trust
0.415% due 11/25/2045	7,106	6,733
0.425% due 12/25/2045	9,048	8,724
0.445% due 07/25/2045	717	689
0.445% due 10/25/2045	5,095	4,904
0.465% due 01/25/2045	1,346	1,294
0.475% due 07/25/2045	3,957	3,796
0.515% due 11/25/2034	309	301
0.525% due 11/25/2034	471	455
0.575% due 06/25/2044	6,230	5,803
0.575% due 07/25/2044	102	98
0.578% due 10/25/2044	1,382	1,350
0.655% due 07/25/2044	82	76
0.678% due 10/25/2044	1,919	1,822
1.115% due 02/25/2046	621	594
1.185% due 01/25/2046	1,567	1,528
1.283% due 11/25/2041	91	91
1.515% due 06/25/2042	576	561
1.515% due 08/25/2042	561	545
1.515% due 04/25/2044	1,187	1,186
1.572% due 12/19/2039	377	260
1.623% due 11/25/2041	8	8
1.926% due 02/27/2034	754	748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.143% due 03/25/2033	$362	$363
2.309% due 02/25/2037 ^	980	854
2.368% due 04/25/2033	300	239
2.375% due 02/25/2037 ^	2,037	1,810
2.376% due 06/25/2034	216	222
2.393% due 08/25/2033	40	37
2.398% due 09/25/2035	87	86
2.443% due 06/25/2033	10	10
2.503% due 01/25/2033	251	256
Washington Mutual Mortgage Loan Trust
1.314% due 05/25/2041	121	122
Washington Mutual Mortgage Pass-Through Certificates Trust
0.655% due 01/25/2018	12	12
2.027% due 02/25/2033	26	26
2.204% due 12/25/2032	458	460
2.330% due 11/25/2030	45	45
5.750% due 03/25/2033	272	282
6.000% due 03/25/2033	53	55
Wells Fargo Mortgage Loan Trust
2.595% due 09/27/2036	5,085	4,324
Wells Fargo Mortgage-Backed Securities Trust
0.655% due 07/25/2037	931	794
2.490% due 11/25/2033	148	151
2.610% due 05/25/2035	325	305
2.612% due 07/25/2036 ^	687	674
2.615% due 03/25/2036	11,564	11,580
2.629% due 03/25/2036	4,781	4,602
5.783% due 04/25/2036	213	208

Total Mortgage-Backed Securities (Cost $733,019)		767,389

ASSET-BACKED SECURITIES 42.0%
ABFS Mortgage Loan Trust
6.398% due 07/15/2033	1,487	1,152
Access Group, Inc.
1.534% due 10/27/2025	1,296	1,305
Accredited Mortgage Loan Trust
0.285% due 02/25/2037	18,382	17,555
ACE Securities Corp.
1.205% due 12/25/2033	763	726
1.205% due 07/25/2034	306	273
AFC Home Equity Loan Trust
0.755% due 06/25/2028	756	680
0.825% due 04/25/2028	126	117
American Home Mortgage Investment Trust
0.515% due 08/25/2035	16	9
American Residential Eagle Bond Trust
1.155% due 05/25/2028	2	2
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.375% due 01/25/2036	19	19
0.595% due 08/25/2034	17,027	17,026
1.070% due 01/25/2035	793	586
1.505% due 02/25/2033	1,564	1,491
Amortizing Residential Collateral Trust
0.435% due 01/25/2032	33	29
0.695% due 06/25/2032	140	130
0.735% due 07/25/2032	20	19
0.855% due 08/25/2032	13	12
Amresco Residential Securities Corp. Mortgage Loan Trust
0.650% due 06/25/2028	66	62
0.710% due 06/25/2027	91	90
0.710% due 09/25/2027	195	188
Argent Securities, Inc.
1.205% due 10/25/2033	1,250	1,224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.645% due 10/25/2035	$1,000	$803
1.205% due 11/25/2034	3,380	3,315
2.735% due 01/25/2034	3,715	3,479
Asset-Backed Funding Certificates Trust
0.785% due 03/25/2035	3,904	3,760
0.835% due 04/25/2033	843	800
0.855% due 06/25/2034	4,031	3,797
1.175% due 03/25/2032	897	860
Asset-Backed Securities Corp. Home Equity Loan Trust
0.674% due 06/15/2031	113	110
1.100% due 09/25/2034	562	522
1.504% due 04/15/2033	82	80
Bayview Financial Asset Trust
0.555% due 12/25/2039	203	191
Bayview Financial Mortgage Pass-Through Trust
5.500% due 12/28/2035	60	60
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036	73	74
0.275% due 05/25/2037	116	123
0.555% due 03/25/2035	2,586	2,576
0.628% due 09/25/2034	177	171
0.645% due 06/25/2036	624	616
0.745% due 06/25/2043	1,097	1,084
0.815% due 10/25/2032	64	61
0.955% due 10/27/2032	24	23
1.055% due 12/25/2033	872	825
1.155% due 10/25/2037	5,397	2,576
1.155% due 11/25/2042	256	246
1.355% due 10/25/2032	203	194
1.355% due 08/25/2034	951	953
1.405% due 08/25/2037	9,960	9,168
1.655% due 11/25/2042	157	153
1.805% due 11/25/2042	1,460	1,400
2.814% due 07/25/2036	1,013	544
2.971% due 10/25/2036	2,120	2,053
5.500% due 01/25/2034	75	77
5.500% due 12/25/2035	248	213
5.750% due 10/25/2033	867	911
6.000% due 06/25/2034	1,011	1,092
Bear Stearns Second Lien Trust
1.355% due 12/25/2036	5,000	4,138
Bear Stearns Structured Products Trust
1.155% due 03/25/2037	376	370
BlueMountain CLO Ltd.
0.471% due 11/15/2017	55	55
Capital Trust Re CDO Ltd.
5.267% due 06/25/2035	2,146	2,161
Carlyle Veyron CLO Ltd.
0.914% due 07/15/2018	8,500	8,410
Carrington Mortgage Loan Trust
0.635% due 10/25/2035	2,500	2,181
CDC Mortgage Capital Trust
0.775% due 01/25/2033	32	31
1.205% due 01/25/2033	636	593
Centex Home Equity Loan Trust
0.635% due 06/25/2034	1,052	839
0.845% due 09/25/2034	257	207
5.160% due 09/25/2034	892	855
Central Park CLO Ltd.
1.433% due 07/23/2022	10,000	10,028
Chase Funding Trust
0.695% due 04/25/2033	1	1
0.735% due 11/25/2034	2	2
4.537% due 09/25/2032	5	5
CIT Group Home Equity Loan Trust
1.130% due 12/25/2031	411	389

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Mortgage Loan Trust
1.405% due 10/25/2037	$102	$102
Citigroup Mortgage Loan Trust, Inc.
0.235% due 01/25/2037	57	36
5.550% due 08/25/2035	500	473
5.629% due 08/25/2035	2,777	2,642
Commercial Industrial Finance Corp.
1.382% due 08/14/2024	6,500	6,511
Conseco Finance Corp.
0.854% due 08/15/2033	161	154
Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,454	1,046
Conseco Financial Corp.
6.180% due 04/01/2030	528	545
6.220% due 03/01/2030	1,710	1,826
6.240% due 12/01/2028	88	91
6.530% due 04/01/2030	378	395
6.760% due 03/01/2030	147	160
6.810% due 12/01/2028	1,670	1,760
6.860% due 03/15/2028	2	2
6.860% due 07/15/2028	38	39
6.870% due 04/01/2030	23	25
7.070% due 01/15/2029	5	5
7.140% due 03/15/2028	143	153
7.140% due 01/15/2029	101	106
7.290% due 03/15/2028	13	13
7.360% due 02/15/2029	5	6
7.550% due 01/15/2029	593	627
7.620% due 06/15/2028	30	31
Countrywide Asset-Backed Certificates
0.295% due 02/25/2037	3,229	3,114
0.335% due 09/25/2036	4,569	4,466
0.345% due 06/25/2036	421	411
0.345% due 11/25/2037	2,300	1,941
0.495% due 05/25/2036	11	9
0.525% due 04/25/2036	579	467
0.615% due 09/25/2034	21	21
0.615% due 05/25/2046	1,477	1,416
0.625% due 11/25/2033	1	1
0.635% due 12/25/2031	275	215
0.645% due 02/25/2036	14,564	13,816
0.685% due 02/25/2036	4,696	3,899
0.715% due 04/25/2034	297	279
0.755% due 11/25/2033	17	16
0.775% due 09/25/2033	211	202
0.835% due 06/25/2033	12	10
0.855% due 08/25/2035	2,573	2,268
0.895% due 12/25/2034	36	35
0.935% due 11/25/2034	1,356	1,347
1.055% due 05/25/2032	183	176
1.130% due 10/25/2034	4,555	4,359
1.130% due 06/25/2035	860	848
1.155% due 09/25/2032	189	180
5.045% due 05/25/2036 ^	398	390
5.125% due 12/25/2034	3,873	2,221
5.413% due 01/25/2034	81	82
Countrywide Home Equity Loan Trust
0.344% due 04/15/2032	13,862	14,046
Credit Suisse First Boston Mortgage Securities Corp.
0.515% due 05/25/2044	23	23
0.775% due 01/25/2032	16	15
Credit-Based Asset Servicing and Securitization LLC
0.815% due 04/25/2036	103	103
4.230% due 12/25/2035	558	555
4.820% due 07/25/2035	19	19
5.970% due 10/25/2036	17	17
6.280% due 05/25/2035	489	490

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Denver Arena Trust
6.940% due 11/15/2019	$230	$232
Dryden Senior Loan Fund
1.404% due 01/15/2022	15,000	14,996
EFS Volunteer LLC
1.035% due 07/26/2027	1,200	1,210
EMC Mortgage Loan Trust
0.605% due 12/25/2042	1,071	1,016
0.905% due 08/25/2040	561	516
EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033	584	590
Equity One Mortgage Pass-Through Trust
0.405% due 07/25/2034	71	60
0.455% due 04/25/2034	1,246	1,034
0.495% due 07/25/2034	5	4
FBR Securitization Trust
0.915% due 09/25/2035	53	53
First Alliance Mortgage Loan Trust
8.020% due 03/20/2031	3	3
First Franklin Mortgage Loan Trust
0.265% due 12/25/2037	328	216
0.635% due 12/25/2035	5,500	5,278
0.775% due 11/25/2031	123	111
First NLC Trust
0.225% due 08/25/2037	1,712	955
0.295% due 08/25/2037	4,364	2,461
0.435% due 08/25/2037	2,630	1,513
Galaxy CLO Ltd.
0.474% due 04/25/2019	140	139
GMAC Mortgage Corp. Home Equity Loan Trust
0.905% due 02/25/2031	197	190
Goldman Sachs Asset Management CLO PLC
0.460% due 08/01/2022	2,256	2,238
GSAA Home Equity Trust
0.425% due 06/25/2035	280	265
GSAMP Trust
0.455% due 10/25/2036 ^	6,255	804
0.505% due 01/25/2045	103	101
0.890% due 09/25/2035 ^	10,972	10,001
0.980% due 03/25/2034	1,583	1,495
1.130% due 08/25/2033	26	23
Home Equity Asset Trust
0.535% due 01/25/2036	7,747	7,728
0.755% due 11/25/2032	1	1
0.950% due 07/25/2034	623	587
1.075% due 02/25/2033	1	1
Home Equity Mortgage Trust
5.800% due 05/25/2036	103	88
5.821% due 04/25/2035	281	289
HSBC Home Equity Loan Trust
0.304% due 03/20/2036	1,432	1,424
0.314% due 01/20/2036	66	65
0.334% due 01/20/2036	541	539
HSI Asset Loan Obligation Trust
0.215% due 12/25/2036	15	7
IMC Home Equity Loan Trust
7.310% due 11/20/2028	42	43
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.315% due 07/25/2037	146	89
0.605% due 08/25/2035	614	608
2.180% due 07/25/2034	932	872
Irwin Home Equity Loan Trust
1.505% due 02/25/2029	211	203
JPMorgan Mortgage Acquisition Trust
0.235% due 08/25/2036	3	1
0.265% due 08/25/2036	1,819	1,001
0.305% due 07/25/2036	6,172	5,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
L.A. Arena Funding LLC
7.656% due 12/15/2026	$1,762	$1,960
Lehman XS Trust
0.305% due 04/25/2037 ^	112	83
Long Beach Mortgage Loan Trust
0.485% due 01/25/2046	47	41
0.625% due 08/25/2035	2,519	2,500
0.715% due 10/25/2034	229	210
0.855% due 03/25/2032	1	1
1.010% due 07/25/2034	560	544
1.205% due 10/25/2034	133	117
1.580% due 03/25/2032	379	360
Loomis Sayles CLO Ltd.
0.465% due 10/26/2020	15	15
Massachusetts Educational Financing Authority
1.184% due 04/25/2038	1,370	1,382
MASTR Asset-Backed Securities Trust
0.305% due 05/25/2037	352	328
0.905% due 12/25/2034 ^	3,339	3,144
0.980% due 10/25/2034	1,234	1,167
MASTR Specialized Loan Trust
1.005% due 05/25/2037	630	18
Merrill Lynch First Franklin Mortgage Loan Trust
1.655% due 10/25/2037	558	478
Merrill Lynch Mortgage Investors Trust
0.215% due 10/25/2037	340	112
0.235% due 09/25/2037	109	30
0.245% due 06/25/2037	516	212
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	2,869	3,024
Mid-State Trust
8.330% due 04/01/2030	332	337
Morgan Stanley ABS Capital, Inc. Trust
0.215% due 05/25/2037	261	178
0.255% due 11/25/2036	2,710	1,925
0.305% due 06/25/2036	7,792	7,096
0.475% due 11/25/2035	5,142	5,035
0.615% due 06/25/2034	126	126
1.355% due 06/25/2033	641	625
2.155% due 07/25/2037 ^	773	38
2.555% due 08/25/2034	595	541
Morgan Stanley Capital, Inc. Trust
0.335% due 01/25/2036	252	251
Morgan Stanley Dean Witter Capital, Inc. Trust
1.505% due 02/25/2033	168	161
2.630% due 01/25/2032	588	509
Morgan Stanley IXIS Real Estate Capital Trust
0.265% due 11/25/2036	2,557	1,470
Morgan Stanley Mortgage Loan Trust
0.475% due 11/25/2036	1,937	1,017
Mountain View Funding CLO Ltd.
0.494% due 04/15/2019	208	207
MSIM Peconic Bay Ltd.
0.514% due 07/20/2019	88	88
National Collegiate Student Loan Trust
0.395% due 07/25/2028	3,140	3,124
New Century Home Equity Loan Trust
0.335% due 05/25/2036	523	346
0.605% due 06/25/2035	7,450	6,918
1.804% due 06/20/2031	771	761
Nomura Asset Acceptance Corp.
0.775% due 01/25/2036	1,160	926
NovaStar Mortgage Funding Trust
0.255% due 03/25/2037	17	9
0.935% due 05/25/2033	4	4
Oakwood Mortgage Investors, Inc.
0.529% due 03/15/2018	185	171

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	53

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ocean Trails CLO
0.484% due 10/12/2020	$3,354	$3,332
OneMain Financial Issuance Trust
2.430% due 06/18/2024	11,200	11,200
2.470% due 09/18/2024	23,000	23,007
Option One Mortgage Loan Trust
0.935% due 02/25/2035	804	578
0.950% due 05/25/2034	30	28
0.955% due 02/25/2035	73	72
Option One Mortgage Loan Trust Asset-Backed Certificates
0.654% due 08/20/2030	6	6
0.695% due 06/25/2032	3	3
0.755% due 04/25/2033	26	24
Origen Manufactured Housing Contract Trust
0.394% due 05/15/2032	1	1
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.130% due 10/25/2034	1,000	991
1.205% due 10/25/2034	11,119	9,572
People’s Choice Home Loan Securities Trust
0.800% due 05/25/2035	405	405
Popular ABS Mortgage Pass-Through Trust
0.245% due 06/25/2047 ^	1,108	1,074
4.371% due 01/25/2036 ^	208	154
RAAC Trust
0.495% due 02/25/2036	6,300	5,633
0.555% due 06/25/2047	12,180	11,381
0.635% due 03/25/2037	7,728	7,484
1.355% due 09/25/2047	791	781
2.655% due 12/25/2035	1,447	1,362
Renaissance Home Equity Loan Trust
0.655% due 12/25/2033	141	138
1.255% due 09/25/2037	811	478
1.355% due 08/25/2032	916	818
1.395% due 03/25/2033	21	20
4.934% due 08/25/2035	140	137
Residential Asset Mortgage Products Trust
0.345% due 01/25/2036	3,868	3,857
0.455% due 05/25/2036	39,602	30,536
0.935% due 02/25/2033	5	4
5.649% due 07/25/2034 ^	1,909	1,601
5.702% due 04/25/2034	1,162	1,165
5.707% due 08/25/2034 ^	2,845	2,737
Residential Asset Securities Corp. Trust
0.305% due 01/25/2037	10,426	9,822
0.425% due 05/25/2037	3,900	3,520
0.605% due 09/25/2035	4,404	4,259
0.735% due 06/25/2033	1,282	1,154
0.800% due 03/25/2035	4,706	4,322
0.950% due 01/25/2035	91	86
5.120% due 12/25/2033	369	344
7.140% due 04/25/2032 ^	104	3
Residential Funding Home Equity Loan Trust
0.445% due 12/25/2032	2	2
6.230% due 06/25/2037	5,000	3,245
Residential Funding Home Loan Trust
8.350% due 03/25/2025	6	6
SACO, Inc.
0.515% due 05/25/2036	1,476	2,391
0.575% due 03/25/2036	837	1,201
0.675% due 06/25/2036 ^	317	516
0.905% due 07/25/2035	1,849	1,735
Salomon Brothers Mortgage Securities, Inc.
0.635% due 03/25/2028	41	40
Salomon Mortgage Loan Trust
1.055% due 11/25/2033	988	940

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander Drive Auto Receivables Trust
0.670% due 01/16/2018	$5,900	$5,903
Saxon Asset Securities Trust
0.655% due 03/25/2032	392	365
0.695% due 03/25/2035	685	607
Securitized Asset-Backed Receivables LLC Trust
0.205% due 10/25/2036 ^	1,436	779
0.585% due 01/25/2036 ^	97	0
0.815% due 10/25/2035	119	118
Security National Mortgage Loan Trust
0.805% due 11/25/2034	1,067	977
Silverado CLO Ltd.
0.494% due 04/11/2020	16	16
SLC Student Loan Trust
1.134% due 06/15/2021	5,400	5,506
SLM Private Credit Student Loan Trust
0.414% due 03/15/2024	4,993	4,961
0.424% due 12/15/2023	16,000	15,835
SLM Private Education Loan Trust
2.804% due 12/16/2019	3,462	3,520
SLM Student Loan Trust
0.564% due 04/25/2025	13,900	13,153
0.614% due 01/27/2025	5,780	5,614
0.614% due 04/25/2025	13,900	13,271
0.694% due 09/16/2024	16,400	16,116
0.764% due 03/17/2025	4,000	3,921
0.784% due 03/15/2024	13,879	13,520
1.080% due 03/15/2028	450	450
1.134% due 07/25/2023	14,600	14,864
1.434% due 12/15/2033	3,204	3,267
1.734% due 04/25/2023	3,561	3,694
1.934% due 07/25/2023	5,000	5,223
Soundview Home Loan Trust
0.345% due 02/25/2036	15	15
0.455% due 11/25/2035	29	29
0.675% due 12/25/2035	1,548	1,525
1.455% due 11/25/2033	115	115
South Carolina Student Loan Corp.
1.234% due 09/03/2024	600	611
Specialty Underwriting & Residential Finance Trust
0.655% due 09/25/2036	1,000	481
1.355% due 10/25/2035	239	207
SpringCastle America Funding LLC
2.700% due 05/25/2023 (b)	32,200	32,185
Structured Asset Investment Loan Trust
0.635% due 09/25/2035	3,323	2,879
0.665% due 08/25/2035	1,500	1,126
0.815% due 04/25/2035	17,470	16,290
0.845% due 06/25/2035	4,168	4,028
1.130% due 09/25/2034	136	117
1.430% due 12/25/2034	130	48
1.580% due 04/25/2033	2,393	2,349
Structured Asset Securities Corp. Mortgage Loan Trust
0.245% due 06/25/2037	679	654
1.655% due 04/25/2035	418	407
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.735% due 01/25/2033	1,007	942
1.730% due 01/25/2033	72	68
3.375% due 08/25/2031	165	162
Symphony CLO Ltd.
0.984% due 01/15/2024	15,000	14,930
Trapeza CDO Ltd.
0.974% due 11/16/2034	1,000	750
Truman Capital Mortgage Loan Trust
0.905% due 12/25/2032	188	191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	$781	$797
Vanderbilt Mortgage Finance
5.840% due 02/07/2026	69	70
6.210% due 05/07/2026	367	376
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036	130	67
Wells Fargo Home Equity Asset-Backed Securities Trust
1.205% due 08/25/2035	3,500	3,184
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.785% due 04/25/2034	149	134

Total Asset-Backed Securities (Cost $675,947)		671,215

SOVEREIGN ISSUES 0.2%
Korea Housing Finance Corp.
4.125% due 12/15/2015	2,500	2,591

Total Sovereign Issues (Cost $2,499)		2,591

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		560

Total Short-Term Instruments (Cost $560)		560

Total Investments in Securities (Cost $1,554,141)		1,586,694

	SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%
PIMCO Short-Term Floating NAV Portfolio	371,792	3,720
PIMCO Short-Term Floating NAV Portfolio III	7,430,276	74,236

Total Short-Term Instruments (Cost $77,961)		77,956

Total Investments in Affiliates (Cost $77,961)		77,956

Total Investments 104.3% (Cost $1,632,102)		$1,664,650

Financial Derivative Instruments (d)(f) (0.6%) (Cost or Premiums, net $(14,331))		(10,356)

Other Assets and Liabilities, net (3.7%)		(57,707)

Net Assets 100.0%		$1,596,587

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$560	U.S. Treasury Notes 8.125% due 08/15/2021	$(572)	$560	$560

Total Repurchase Agreements						$(572)	$560	$560

(1)	Includes accrued interest.

As of September 30, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $46,110 at a weighted average interest rate of 0.207%.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BOA	Fannie Mae	4.500%	10/01/2044	$5,000	$(5,383)	$(5,396)
FOB	Fannie Mae	4.500%	11/01/2044	11,000	(11,825)	(11,840)

					$(17,208)	$(17,236)

Total Short Sales					$(17,208)	$(17,236)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$560	$0	$0	$0	$560	$(572)	$(12)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(5,396)	(5,396)	0	(5,396)
FOB	0	0	0	(11,840)	(11,840)	0	(11,840)

Total Borrowings and Other Financing Transactions	$560	$0	$0	$(17,236)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	Long	12/2014	809	$(51)	$0	$(25)

Total Futures Contracts				$(51)	$0	$(25)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	55

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/19/2023	$27,100	$(1,015)	$(946)	$0	$(29)

Total Swap Agreements					$(1,015)	$(946)	$0	$(29)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(e)	Securities with an aggregate market value of $310 and cash of $986 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0		$(25)		$(29)	$(54)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.100% due 02/25/2034	(1.190%	)	02/25/2034	$111	$ 0	$7	$7	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240%	)	02/25/2035	147	0	91	91	0

FBF	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.375% due 07/25/2032	(3.375%	)	07/25/2032	261	26	40	66	0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	500	0	22	22	0

JPM	Long Beach Mortgage Loan Trust 5.632% due 09/15/2040	(1.170%	)	09/15/2040	1,000	0	811	811	0

MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 2.550% due 12/27/2033	(1.390%	)	12/27/2033	100	0	4	4	0

RYL	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.790% due 01/25/2034	(1.730%	)	01/25/2034	836	0	202	202	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	(0.700%	)	05/25/2033	2,500	0	65	65	0

						$ 26	$1,242	$1,268	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$301	$0	$(132)	$0	$(132)

GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960%	09/25/2034	1,000	(340)	347	7	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.790% due 01/25/2034	2.790%	01/25/2034	836	0	(197)	0	(197)
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	3.150%	05/25/2033	2,500	0	70	70	0
	Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.975% due 06/25/2035	0.975%	06/25/2035	140	(42)	35	0	(7)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

		Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
Counterparty	Reference Obligation						Asset	Liability
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690%	07/25/2035	$677	$ (237)	$123	$0	$(114)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.110% due 12/25/2034	1.110%	12/25/2034	1,000	(320)	327	7	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.930% due 11/25/2034	0.930%	11/25/2034	317	(89)	83	0	(6)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.425% due 04/25/2034	1.425%	04/25/2034	48	(19)	9	0	(10)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950%	11/25/2034	0	0	0	0	0

MYC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.375% due 07/25/2032	3.375%	07/25/2032	261	(31)	(34)	0	(65)

					$ (1,078)	$631	$84	$(531)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.122%	$ 3,000	$(202)	$228	$26	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$36,284	$ (7,824)	$426	$0	$(7,398)

DUB	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	159	(64)	0	0	(64)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	20,000	(467)	51	0	(416)

FBF	ABX.HE.AA.7-1 Index	0.150%	08/25/2037	2,454	(2,083)	1,249	0	(834)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	12,261	(42)	(3)	0	(45)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	30,000	(1,005)	75	0	(930)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	49,497	(179)	(5)	0	(184)

MYC	CDX.IG-5 10-Year Index 10-15%	0.460%	12/20/2015	8,000	(1)	18	18	(1)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	25,000	(542)	22	0	(520)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	25,000	(870)	95	0	(775)

					$(13,077)	$1,928	$18	$(11,167)

Total Swap Agreements					$(14,331)	$4,029	$1,396	$(11,698)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	57

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(g)	Securities with an aggregate market value of $11,245 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$26	$27	$0	$0	$(7,530)	$(7,530)	$(7,503)	$7,369	$(134)
BRC	0	0	98	98	0	0	0	0	98	(200)	(102)
DUB	0	0	0	0	0	0	(480)	(480)	(480)	530	50
FBF	0	0	66	66	0	0	(1,809)	(1,810)	(1,744)	1,823	79
GST	0	0	106	106	0	0	(518)	(517)	(411)	373	(38)
JPM	0	0	811	810	0	0	0	0	810	(950)	(140)
MYC	0	0	22	22	0	0	(1,361)	(1,361)	(1,340)	850	(490)
RYL	0	0	267	267	0	0	0	0	267	(300)	(33)

Total Over the Counter	$0	$0	$1,396	$1,396	$0	$0	$(11,698)	$(11,698)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$1,396	$0	$0	$0	$1,396

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	29	29

	$0	$0	$0	$0	$54	$54

Over the counter
Swap Agreements	$0	$11,698	$0	$0	$0	$11,698

	$0	$11,698	$0	$0	$54	$11,752

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$199	$199
Swap Agreements	0	0	0	0	238	238

	$0	$0	$0	$0	$437	$437

Over the counter
Swap Agreements	$0	$625	$0	$0	$0	$625

	$0	$625	$0	$0	$437	$1,062

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(51)	$(51)
Swap Agreements	0	0	0	0	547	547

	$0	$0	$0	$0	$496	$496

Over the counter
Swap Agreements	$0	$1,161	$0	$0	$0	$1,161

	$0	$1,161	$0	$0	$496	$1,657

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$977	$0	$977
Industrials	0	9,004	1,417	10,421
Municipal Bonds & Notes
Texas	0	901	0	901
West Virginia	0	2,974	0	2,974
U.S. Government Agencies	0	74,580	0	74,580
U.S. Treasury Obligations	0	55,086	0	55,086
Mortgage-Backed Securities	0	728,356	39,033	767,389
Asset-Backed Securities	0	604,632	66,583	671,215
Sovereign Issues	0	2,591	0	2,591
Short-Term Instruments
Repurchase Agreements	0	560	0	560
	$0	$1,479,661	$107,033	$1,586,694

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$77,956	$0	$0	$77,956

Total Investments	$77,956	$1,479,661	$107,033	$1,664,650

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(17,236)	$0	$(17,236)

Financial Derivative Instruments - Assets
Over the counter	$0	$1,396	$0	$1,396

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(29)	0	(54)
Over the counter	0	(11,698)	0	(11,698)
	$(25)	$(11,727)	$0	$(11,752)

Totals	$77,931	$1,452,094	$107,033	$1,637,058

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,177	$0	$(243)	$0	$0	$42	$0	$(976)	$0	$0
Industrials	1,530	0	(72)	0	0	(41)	0	0	1,417	(33)
Mortgage-Backed Securities	713	30,914	(445)	14	47	65	7,725	0	39,033	68
Asset-Backed Securities	191	66,394	(23)	0	0	21	0	0	66,583	18

Totals	$3,611	$97,308	$(783)	$14	$47	$87	$7,725	$(976)	$107,033	$53

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	59

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

September 30, 2014 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$1,417	Third Party Vendor	Broker Quote	108.00
Mortgage-Backed Securities	31,308	Benchmark Pricing	Base Price	85.23-106.51
	7,725	Third Party Vendor	Broker Quote	77.00
Asset-Backed Securities	191	Benchmark Pricing	Base Price	94.41
	66,392	Third Party Vendor	Broker Quote	99.99-100.03

Total	$107,033

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Developing Local Markets Portfolio

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 45.1%

BRAZIL 33.3%

SOVEREIGN ISSUES 33.3%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	62,453	$24,483

Total Brazil (Cost $31,141)			24,483

UNITED STATES 10.6%

ASSET-BACKED SECURITIES 1.9%
Asset-Backed Funding Certificates Trust
0.855% due 06/25/2034		$201	189
Bear Stearns Asset-Backed Securities Trust
1.155% due 10/25/2037		561	528
Citigroup Mortgage Loan Trust, Inc.
0.215% due 07/25/2045		40	35
Countrywide Asset-Backed Certificates
0.335% due 09/25/2036		36	35
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		3	2
0.276% due 07/25/2037		173	115
First NLC Trust
0.225% due 08/25/2037		184	103
GE-WMC Mortgage Securities Trust
0.195% due 08/25/2036		4	2
GSAMP Trust
0.225% due 12/25/2036		9	5
HSI Asset Securitization Corp. Trust
0.205% due 10/25/2036		3	2
JPMorgan Mortgage Acquisition Trust
0.215% due 03/25/2047		21	21
0.235% due 08/25/2036		2	1
0.265% due 08/25/2036		260	143
Lehman ABS Mortgage Loan Trust
0.245% due 06/25/2037		51	32
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034		62	57
Merrill Lynch Mortgage Investors Trust
0.235% due 09/25/2037		10	3
Morgan Stanley ABS Capital, Inc. Trust
0.215% due 05/25/2037		18	12
New Century Home Equity Loan Trust
0.335% due 05/25/2036		40	27
Popular ABS Mortgage Pass-Through Trust
0.245% due 06/25/2047 ^		23	23
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036 ^		38	14
0.235% due 11/25/2036 ^		18	7
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036		6	3

			1,359

MORTGAGE-BACKED SECURITIES 8.6%
Adjustable Rate Mortgage Trust
2.735% due 09/25/2035		171	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
1.832% due 09/25/2045	$23	$22
Banc of America Funding Trust
2.826% due 01/20/2047 ^	188	146
Banc of America Mortgage Trust
2.498% due 07/25/2034	57	58
Bear Stearns Adjustable Rate Mortgage Trust
2.625% due 04/25/2034	62	62
2.790% due 02/25/2034	123	122
2.926% due 05/25/2047 ^	66	57
Bear Stearns ALT-A Trust
0.315% due 02/25/2034	28	26
2.356% due 01/25/2036 ^	379	297
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036	1,023	812
2.555% due 12/26/2046	587	452
Chase Mortgage Finance Trust
2.473% due 03/25/2037	26	24
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	86	87
2.258% due 07/25/2046 ^	27	24
2.564% due 08/25/2035	113	64
Credit Suisse First Boston Mortgage Securities Corp.
2.188% due 06/25/2033	220	219
First Horizon Mortgage Pass-Through Trust
2.612% due 08/25/2035	161	153
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	166	164
GSR Mortgage Loan Trust
2.742% due 01/25/2036 ^	31	30
HarborView Mortgage Loan Trust
2.714% due 07/19/2035	255	230
4.865% due 08/19/2036 ^	5	5
IndyMac Mortgage Loan Trust
2.544% due 12/25/2034	123	115
Luminent Mortgage Trust
0.335% due 12/25/2036	27	20
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036	921	854
0.405% due 11/25/2035	114	109
1.155% due 10/25/2035	210	202
Merrill Lynch Mortgage-Backed Securities Trust
2.791% due 04/25/2037 ^	22	19
Provident Funding Mortgage Loan Trust
2.497% due 08/25/2033	92	96
Residential Funding Mortgage Securities, Inc. Trust
2.956% due 09/25/2035 ^	208	176
Sequoia Mortgage Trust
2.330% due 01/20/2047 ^	13	11
2.639% due 04/20/2035	110	111
Structured Adjustable Rate Mortgage Loan Trust
2.489% due 01/25/2035	199	196
2.530% due 08/25/2035	117	111
Structured Asset Mortgage Investments Trust
0.403% due 07/19/2035	786	745
WaMu Mortgage Pass-Through Certificates Trust
1.941% due 04/25/2037	17	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.049% due 12/25/2036 ^	$16	$14
2.203% due 12/25/2036 ^	52	47
2.226% due 09/25/2036 ^	23	21
2.406% due 03/25/2034	124	125
2.443% due 06/25/2033	83	85
2.843% due 05/25/2037 ^	29	24
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	34	33

		6,338

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
0.435% due 09/25/2031	113	106

Total United States (Cost $8,835)		7,803

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (b) 0.3%
		247

U.S. TREASURY BILLS 0.9%
0.042% due 12/26/2014 - 03/26/2015 (a)(d)	671	671

Total Short-Term Instruments (Cost $918)		918

Total Investments in Securities (Cost $40,894)		33,204

	SHARES
INVESTMENTS IN AFFILIATES 53.9%

SHORT-TERM INSTRUMENTS 53.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 53.9%
PIMCO Short-Term Floating NAV Portfolio	1,170,751	11,715
PIMCO Short-Term Floating NAV Portfolio III	2,794,866	27,923

Total Short-Term Instruments (Cost $39,638)		39,638

Total Investments in Affiliates (Cost $39,638)		39,638

Total Investments 99.0% (Cost $80,532)		$72,842

Financial Derivative Instruments (c) 1.8% (Cost or Premiums, net $0)		1,356

Other Assets and Liabilities, net (0.8%)		(598)

Net Assets 100.0%		$73,600

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	61

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$247	U.S. Treasury Notes 1.500% due 02/28/2019	$(253)	$247	$247

Total Repurchase Agreements						$(253)	$247	$247

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$247	$0	$0	$0	$247	$(253)	$(6)

Total Borrowings and Other Financing Transactions	$247	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		BRL	31,684	$		13,832	$888	$0
	10/2014	$		12,956		BRL	31,684	13	(25)
	11/2014		BRL	7,146	$		2,918	25	0
	11/2014		EUR	2,678			3,588	205	0
	12/2014	$		1,651		GBP	1,022	5	0
	12/2014			1,103		MXN	14,698	0	(14)

BPS	12/2014			13,819			183,910	0	(197)
	02/2015			1,477			19,505	0	(37)

BRC	10/2014		JPY	1,468,920	$		13,845	450	0
	10/2014		TRY	534			244	10	0
	10/2014	$		1,985		INR	120,660	0	(38)

CBK	10/2014		BRL	3,109	$		1,269	0	(2)
	10/2014		INR	120,660			1,964	16	0
	10/2014	$		1,277		BRL	3,109	0	(7)
	11/2014		BRL	3,109	$		1,266	7	0
	12/2014	$		1,079		MXN	14,238	0	(24)
	01/2015			1,932		INR	120,660	0	(20)

DUB	10/2014		COP	3,138,300	$		1,547	0	(1)
	12/2014	$		1,536		COP	3,138,300	2	0

FBF	10/2014		BRL	7,106	$		2,899	0	(4)
	10/2014	$		2,957		BRL	7,106	0	(54)
	11/2014		BRL	7,106	$		2,931	54	0

GLM	10/2014	$		1,884		CAD	2,086	0	(22)
	10/2014			1,650		COP	3,138,300	0	(102)
	10/2014			8,426		MXN	109,899	0	(255)
	12/2014			6,180			82,300	0	(84)

JPM	10/2014			1,702		HKD	13,191	0	(3)
	02/2015			1,100		MXN	14,698	0	(15)

MSB	10/2014		BRL	31,744	$		13,492	529	(6)
	10/2014	$		13,271		BRL	31,744	0	(302)
	11/2014		BRL	31,744	$		13,154	300	0
	12/2014	$		1,601		PEN	4,624	0	(19)

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
RBC	02/2015	$		5,526		MXN	73,212	$0	$(121)

UAG	10/2014		BRL	11,404	$		4,899	242	(2)
	10/2014	$		4,815		BRL	11,404	0	(156)
	11/2014		BRL	11,404	$		4,773	155	0
	11/2014	$		209		CHF	189	0	(11)
	11/2014			1,586		CLP	923,670	0	(46)
	12/2014			1,842		MXN	24,466	0	(30)

Total Forward Foreign Currency Contracts								$2,901	$(1,597)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	8.780%	08/03/2016	MXN	2,550	$0	$17	$17	$0

CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016		2,550	0	17	17	0

MYC	Pay	28-Day MXN-TIIE	9.920%	08/12/2015		4,000	0	18	18	0

							$0	$52	$52	$0

Total Swap Agreements							$0	$52	$52	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(d)	Securities with an aggregate market value of $671 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$1,136	$0	$0	$1,136	$(39)	$0	$0	$(39)	$1,097	$(1,080)	$17
BPS	0	0	0	0	(234)	0	0	(234)	(234)	270	36
BRC	460	0	17	477	(38)	0	0	(38)	439	(340)	99
CBK	23	0	17	40	(53)	0	0	(53)	(13)	0	(13)
DUB	2	0	0	2	(1)	0	0	(1)	1	0	1
FBF	54	0	0	54	(58)	0	0	(58)	(4)	0	(4)
GLM	0	0	0	0	(463)	0	0	(463)	(463)	401	(62)
JPM	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
MSB	829	0	0	829	(327)	0	0	(327)	502	(530)	(28)
MYC	0	0	18	18	0	0	0	0	18	0	18
RBC	0	0	0	0	(121)	0	0	(121)	(121)	0	(121)
UAG	397	0	0	397	(245)	0	0	(245)	152	0	152

Total Over the Counter	$2,901	$0	$52	$2,953	$(1,597)	$0	$0	$(1,597)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,901	$0	$2,901
Swap Agreements	0	0	0	0	52	52

	$0	$0	$0	$2,901	$52	$2,953

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,597	$0	$1,597

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	63

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

September 30, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,151)	$0	$(1,151)
Swap Agreements	0	0	0	0	18	18

	$0	$0	$0	$(1,151)	$18	$(1,133)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,033	$0	$2,033
Swap Agreements	0	0	0	0	(12)	(12)

	$0	$0	$0	$2,033	$(12)	$2,021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$24,483	$0	$24,483
United States
Asset-Backed Securities	0	1,359	0	1,359
Mortgage-Backed Securities	0	5,886	452	6,338
U.S. Government Agencies	0	106	0	106
Short-Term Instruments
Repurchase Agreements	0	247	0	247
U.S. Treasury Bills	0	671	0	671
	$0	$32,752	$452	$33,204

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,638	$0	$0	$39,638

Total Investments	$39,638	$32,752	$452	$72,842

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Assets
Over the counter	$0	$2,953	$0	$2,953

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,597)	$0	$(1,597)

Totals	$39,638	$34,108	$452	$74,198

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Portfolio

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.6%

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$600	$622
7.875% due 06/10/2019		5,000	6,144

Total Bermuda (Cost $6,204)			6,766

BRAZIL 28.1%

CORPORATE BONDS & NOTES 11.0%
Banco do Brasil S.A.
3.875% due 10/10/2022		$200	186
4.500% due 01/20/2016	EUR	6,700	8,790
6.000% due 01/22/2020		$200	221
Banco Santander Brasil S.A.
4.250% due 01/14/2016		200	208
4.500% due 04/06/2015		200	203
4.625% due 02/13/2017		2,000	2,097
Caixa Economica Federal
4.250% due 05/13/2019		10,000	9,975
CSN Islands Corp.
6.875% due 09/21/2019		5,400	5,710
Itau Unibanco Holding S.A.
5.750% due 01/22/2021		1,000	1,048
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020		10,149	10,647
5.875% due 03/01/2018		9,600	10,387
7.875% due 03/15/2019		51,310	59,080
Vale Overseas Ltd.
6.250% due 01/23/2017		260	287

			108,839

SOVEREIGN ISSUES 17.1%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		2,100	2,158
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2016	BRL	41,800	14,371
0.000% due 01/01/2017		233,700	73,338
0.000% due 07/01/2017		73,900	21,867
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		147,865	57,968

			169,702

Total Brazil (Cost $302,104)			278,541

CAYMAN ISLANDS 1.4%

CORPORATE BONDS & NOTES 1.4%
Baidu, Inc.
2.750% due 06/09/2019		$1,400	1,394
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		2,200	2,387
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		10,063	10,404

Total Cayman Islands (Cost $13,934)			14,185

CHILE 0.0%

CORPORATE BONDS & NOTES 0.0%
Banco Santander Chile
1.834% due 01/19/2016		$200	203

Total Chile (Cost $199)			203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.5%

CORPORATE BONDS & NOTES 0.5%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$1,000	$1,040
Sinopec Group Overseas Development Ltd.
1.014% due 04/10/2017	1,000	1,002
4.375% due 04/10/2024	2,500	2,573

Total China (Cost $4,494)		4,615

COLOMBIA 0.8%

CORPORATE BONDS & NOTES 0.8%
Ecopetrol S.A.
7.625% due 07/23/2019	$6,500	7,749

Total Colombia (Cost $7,688)		7,749

HONG KONG 1.5%

CORPORATE BONDS & NOTES 1.5%
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	$7,500	8,084
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	5,000	5,005
4.250% due 04/30/2024	2,000	2,031

Total Hong Kong (Cost $14,740)		15,120

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Bank of India
4.750% due 09/30/2015	$925	955
State Bank of India
4.500% due 07/27/2015	5,400	5,545

Total India (Cost $6,366)		6,500

INDONESIA 11.3%

CORPORATE BONDS & NOTES 0.1%
Pertamina Persero PT
6.450% due 05/30/2044	$1,500	1,519

SOVEREIGN ISSUES 11.2%
Indonesia Government International Bond
5.875% due 03/13/2020	5,000	5,506
6.875% due 03/09/2017	24,000	26,760
6.875% due 01/17/2018	11,000	12,444
7.250% due 04/20/2015	8,000	8,283
7.500% due 01/15/2016	49,620	53,435
11.625% due 03/04/2019	3,500	4,672

		111,100

Total Indonesia (Cost $111,627)		112,619

IRELAND 0.5%

CORPORATE BONDS & NOTES 0.5%
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017	$4,300	4,424
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	201

Total Ireland (Cost $4,574)		4,625

KAZAKHSTAN 1.0%

CORPORATE BONDS & NOTES 1.0%
KazMunayGas National Co. JSC
11.750% due 01/23/2015	$8,830	9,110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$422	$424

Total Kazakhstan (Cost $9,505)			9,534

LUXEMBOURG 1.5%

CORPORATE BONDS & NOTES 1.5%
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016		$6,400	6,640
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		300	305
7.750% due 05/29/2018		6,400	6,721
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		700	706
5.400% due 03/24/2017		300	305
VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		500	508

Total Luxembourg (Cost $15,557)			15,185

MEXICO 7.3%

CORPORATE BONDS & NOTES 2.5%
America Movil S.A.B. de C.V.
5.000% due 10/16/2019		$3,000	3,348
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		5,000	4,850
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,000	1,095
6.750% due 09/30/2022		2,000	2,245
Petroleos Mexicanos
5.750% due 03/01/2018		6,900	7,659
8.000% due 05/03/2019		4,200	5,122
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	791

			25,110

SOVEREIGN ISSUES 4.8%
Mexico Government International Bond
4.000% due 11/15/2040 (b)		53,858	4,290
4.000% due 11/08/2046 (b)		129,207	10,436
5.000% due 06/15/2017		42,500	3,221
6.250% due 06/16/2016		97,200	7,567
8.500% due 12/13/2018		470	39
9.500% due 12/18/2014		261,155	19,730
10.000% due 12/05/2024		21,000	2,023

			47,306

Total Mexico (Cost $73,583)			72,416

NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		$5,200	5,558

Total Netherlands (Cost $5,557)			5,558

PANAMA 0.3%

SOVEREIGN ISSUES 0.3%
Panama Government International Bond
7.250% due 03/15/2015		$2,475	2,547

Total Panama (Cost $2,544)			2,547

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	65

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 0.5%

SOVEREIGN ISSUES 0.5%
Peru Government International Bond
8.375% due 05/03/2016		$4,950	$5,512

Total Peru (Cost $5,480)			5,512

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.500% due 10/25/2019	PLN	96	33

Total Poland (Cost $29)			33

QATAR 0.3%

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.000% due 01/20/2015		$200	202
6.550% due 04/09/2019		2,400	2,850

Total Qatar (Cost $2,877)			3,052

RUSSIA 2.5%

CORPORATE BONDS & NOTES 0.3%
ALROSA Finance S.A.
7.750% due 11/03/2020		$3,000	3,101

SOVEREIGN ISSUES 2.2%
Russia Government International Bond
7.500% due 03/31/2030		18,995	21,326
12.750% due 06/24/2028		100	165

			21,491

Total Russia (Cost $24,973)			24,592

SINGAPORE 0.0%

SOVEREIGN ISSUES 0.0%
Singapore Government Bond
2.500% due 06/01/2019	SGD	70	57

Total Singapore (Cost $50)			57

SOUTH KOREA 3.8%

CORPORATE BONDS & NOTES 1.6%
Industrial Bank of Korea
3.750% due 09/29/2016		$380	398
Korea Development Bank
3.875% due 05/04/2017		3,000	3,176
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		2,600	2,655
Korea Exchange Bank
4.875% due 01/14/2016		5,000	5,224
Korea Hydro & Nuclear Power Co. Ltd.
1.015% due 05/22/2017		2,500	2,500
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		2,000	2,067

			16,020

SOVEREIGN ISSUES 2.2%
Export-Import Bank of Korea
4.000% due 01/29/2021		5,000	5,271
Korea Housing Finance Corp.
4.125% due 12/15/2015		12,100	12,539

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Land & Housing Corp.
1.875% due 08/02/2017		$4,000	$4,012

			21,822

Total South Korea (Cost $36,972)			37,842

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$3,088	3,396

Total United Arab Emirates (Cost $3,242)			3,396

UNITED STATES 1.5%

ASSET-BACKED SECURITIES 0.0%
GSAA Home Equity Trust
0.455% due 03/25/2037		$436	269
Morgan Stanley Mortgage Loan Trust
0.515% due 04/25/2037		393	225

			494

CORPORATE BONDS & NOTES 1.0%
American International Group, Inc.
6.765% due 11/15/2017	GBP	364	671
Bank of America Corp.
6.875% due 04/25/2018		$2,400	2,771
Bank of America N.A.
0.514% due 06/15/2016		900	897
Rio Oil Finance Trust
6.250% due 07/06/2024		4,000	4,133
Wachovia Corp.
5.750% due 02/01/2018		900	1,016

			9,488

MORTGAGE-BACKED SECURITIES 0.5%
Banc of America Mortgage Trust
2.699% due 02/25/2036 ^		38	33
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 03/25/2035		2,008	2,033
Chase Mortgage Finance Trust
2.473% due 03/25/2037		79	73
Citigroup Mortgage Loan Trust, Inc.
2.258% due 07/25/2046 ^		54	48
2.622% due 03/25/2034		15	15
Countrywide Home Loan Mortgage Pass-Through Trust
2.584% due 09/25/2047 ^		35	31
5.011% due 10/20/2035		213	181
HarborView Mortgage Loan Trust
4.865% due 08/19/2036 ^		21	20
Luminent Mortgage Trust
0.335% due 12/25/2036		54	41
MASTR Adjustable Rate Mortgages Trust
0.395% due 05/25/2037		224	154
Merrill Lynch Alternative Note Asset Trust
0.455% due 03/25/2037		416	183
2.708% due 06/25/2037 ^		316	214
Merrill Lynch Mortgage-Backed Securities Trust
2.791% due 04/25/2037 ^		73	62
Morgan Stanley Capital Trust
5.692% due 04/15/2049		1,000	1,087
Morgan Stanley Mortgage Loan Trust
2.179% due 06/25/2036		22	21
Sequoia Mortgage Trust
2.330% due 01/20/2047 ^		33	28
WaMu Mortgage Pass-Through Certificates Trust
1.831% due 01/25/2037 ^		67	58
1.941% due 04/25/2037		43	37
2.049% due 12/25/2036 ^		40	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.203% due 12/25/2036 ^	$156	$142
2.226% due 09/25/2036 ^	78	72
2.843% due 05/25/2037 ^	86	72

		4,641

Total United States (Cost $13,457)		14,623

VIRGIN ISLANDS (BRITISH) 5.5%

CORPORATE BONDS & NOTES 5.5%
CNPC General Capital Ltd.
1.133% due 05/14/2017	$10,000	10,029
1.450% due 04/16/2016	1,500	1,501
2.750% due 05/14/2019	10,000	9,972
3.400% due 04/16/2023	500	479
Gerdau Trade, Inc.
5.750% due 01/30/2021	1,700	1,762
GTL Trade Finance, Inc.
5.893% due 04/29/2024	9,861	9,995
Rosneft Finance S.A.
6.625% due 03/20/2017	11,710	12,091
7.500% due 07/18/2016	2,900	3,031
7.875% due 03/13/2018	5,000	5,356

Total Virgin Islands (British) (Cost $52,759)		54,216

SHORT-TERM INSTRUMENTS 5.1%

CERTIFICATES OF DEPOSIT 4.5%
Banco do Brasil S.A.
1.211% due 06/29/2015	$2,000	2,001
Itau Unibanco Holding S.A.
0.000% due 10/31/2014	40,000	39,954
1.195% due 06/26/2015	3,000	3,000

		44,955

REPURCHASE AGREEMENTS (c) 0.1%
		800

U.S. TREASURY BILLS 0.5%
0.039% due 11/06/2014 - 04/02/2015 (a)(e)(g)	4,865	4,865

Total Short-Term Instruments (Cost $50,618)		50,620

Total Investments in Securities (Cost $769,133)		750,106

	SHARES
INVESTMENTS IN AFFILIATES 23.9%

SHORT-TERM INSTRUMENTS 23.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.9%
PIMCO Short-Term Floating NAV Portfolio	23,717,011	237,312

Total Short-Term Instruments (Cost $237,305)		237,312

Total Investments in Affiliates (Cost $237,305)		237,312

Total Investments 99.5% (Cost $1,006,438)		$987,418

Financial Derivative Instruments (d)(f) 1.7% (Cost or Premiums, net $7,122)		16,952

Other Assets and Liabilities, net (1.2%)		(12,470)

Net Assets 100.0%		$991,900

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$800	U.S. Treasury Notes 1.500% due 02/28/2019	$(820)	$800	$800

Total Repurchase Agreements						$(820)	$800	$800

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$800	$0	$0	$0	$800	$(820)		$(20)

Total Borrowings and Other Financing Transactions	$800	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap December Futures	Short	12/2014	23	$17	$3	$0

Total Futures Contracts				$17	$3	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	06/19/2020	$ 38,000	$1,111	$1,124	$19	$0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	24,700	925	523	26	0
Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN 250,000	122	8	3	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	675,000	1,562	11	21	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	930,000	1,816	(184)	65	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019	375,000	622	655	60	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021	400,000	(175)	(1)	0	(18)
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	107,000	(188)	(54)	20	0
Pay	28-Day MXN-TIIE	6.300%	04/26/2024	200,000	(48)	(49)	31	0

					$5,747	$2,033	$245	$(18)

Total Swap Agreements					$5,747	$2,033	$245	$(18)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	67

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(e)	Securities with an aggregate market value of $2,605 and cash of $1,141 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$245	$248	$0	$0		$(18)		$(18)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		BRL	23,882	$		10,477	$720	$0
	10/2014	$		9,744		BRL	23,882	13	0
	12/2014		GBP	812	$		1,311	0	(4)
	04/2016		BRL	40,353			14,942	674	0
	01/2017			6,766			2,136	0	(107)

BPS	10/2014	$		1,576		MXN	20,726	0	(35)
	12/2014			60,240			798,285	4	(1,117)
	02/2015			14,725			194,436	0	(370)
	04/2016		BRL	991	$		364	14	0
	01/2017			29,000			10,538	926	0
	07/2017			73,900			25,370	1,746	0

BRC	10/2014	$		387		MYR	1,236	0	(11)
	11/2014			281		EUR	213	0	(12)

CBK	12/2014			1,146		MXN	15,296	0	(13)

DUB	12/2014			3,128			41,043	0	(88)

FBF	12/2014			1,316			17,319	0	(33)
	04/2016		BRL	80,820	$		30,000	1,423	0

GLM	11/2014	$		409		EUR	306	0	(22)

JPM	10/2014		TRY	3,763	$		1,733	86	0
	10/2014	$		1,118		HKD	8,666	0	(2)
	12/2014		MXN	203,604	$		15,000	0	(81)
	12/2014	$		1,085		MXN	14,339	0	(23)

MSB	10/2014		BRL	66,195	$		28,504	1,467	(6)
	10/2014	$		27,936		BRL	66,195	0	(893)
	10/2014			258		PLN	810	0	(14)
	10/2014			1,625		TRY	3,599	0	(50)
	11/2014		BRL	66,195	$		27,690	886	0
	01/2017			123,863			45,000	3,949	0
	01/2017	$		2,134		BRL	6,766	108	0

RBC	12/2014		MXN	372,819	$		28,421	807	0
	12/2014	$		10,006		MXN	131,478	0	(268)

UAG	10/2014		BRL	72,456	$		31,335	1,741	(7)
	10/2014		MYR	1,236			379	3	0
	10/2014	$		30,832		BRL	72,456	0	(1,231)
	11/2014		BRL	72,456	$		30,559	1,220	0
	02/2015	$		376		MYR	1,236	0	(3)

Total Forward Foreign Currency Contracts								$15,787	$(4,390)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC USD versus BRL	BRL	2.575	10/31/2014	$10,000	$(96)	$(97)

Total Written Options						$(96)	$(97)

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	$0	$0
Sales	10,000	(96)
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	$10,000	$(96)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	$ 1,000	$130	$(27)	$103	$0

GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	1,000	132	(30)	102	0

							$262	$(57)	$205	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	12/20/2018	0.667%	$ 25,000	$422	$(75)	$347	$0
	China Government International Bond	1.000%	03/20/2019	0.727%	35,000	163	258	421	0
	Colombia Government International Bond	1.000%	03/20/2016	0.394%	100	1	0	1	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%	20,000	(49)	135	86	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	5,000	(10)	74	64	0
	Russia Government International Bond	1.000%	03/20/2016	2.158%	10,000	0	(166)	0	(166)

BPS	Petroleos Mexicanos	1.000%	03/20/2019	1.076%	5,000	(97)	82	0	(15)
	Venezuela Government International Bond	5.000%	03/20/2015	20.732%	1,000	(11)	(58)	0	(69)

BRC	Brazil Government International Bond	1.000%	06/20/2021	2.026%	10,000	(483)	(130)	0	(613)
	China Government International Bond	1.000%	12/20/2018	0.667%	10,300	111	32	143	0
	China Government International Bond	1.000%	03/20/2019	0.727%	25,000	65	236	301	0
	Indonesia Government International Bond	2.320%	12/20/2016	0.652%	2,600	0	98	98	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	10,000	(32)	159	127	0
	Mexico Government International Bond	1.000%	12/20/2019	0.880%	15,000	89	4	93	0
	Petroleos Mexicanos	1.000%	03/20/2019	1.076%	5,000	(127)	112	0	(15)
	Russia Government International Bond	1.000%	03/20/2016	2.158%	10,000	(101)	(65)	0	(166)
	Russia Government International Bond	1.000%	03/20/2019	2.398%	25,000	(1,534)	104	0	(1,430)
	Venezuela Government International Bond	5.000%	06/20/2019	16.924%	5,000	(878)	(740)	0	(1,618)

CBK	Brazil Government International Bond	1.000%	06/20/2021	2.026%	10,000	(456)	(157)	0	(613)
	China Government International Bond	1.000%	12/20/2016	0.362%	6,000	(248)	335	87	0
	China Government International Bond	1.000%	06/20/2019	0.781%	15,000	108	45	153	0
	China Government International Bond	1.000%	09/20/2021	1.142%	5,000	(121)	77	0	(44)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	2.643%	20,000	(140)	(253)	0	(393)
	Mexico Government International Bond	1.000%	12/20/2015	0.316%	15,000	129	1	130	0

DUB	Brazil Government International Bond	1.000%	03/20/2016	0.768%	100	0	1	1	0
	China Government International Bond	1.000%	12/20/2018	0.667%	5,000	34	35	69	0
	China Government International Bond	1.000%	06/20/2019	0.781%	10,000	147	(46)	101	0
	China Government International Bond	1.000%	09/20/2021	1.142%	4,000	(201)	166	0	(35)
	Colombia Government International Bond	1.000%	03/20/2016	0.394%	300	2	1	3	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%	20,000	10	76	86	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	35,000	10	437	447	0

FBF	Gazprom OAO Via Gaz Capital S.A.	1.580%	06/20/2016	2.771%	5,000	0	(78)	0	(78)

GST	Brazil Government International Bond	1.000%	03/20/2016	0.768%	100	0	1	1	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%	10,000	(131)	126	0	(5)
	Colombia Government International Bond	1.000%	12/20/2018	0.807%	10,000	84	(3)	81	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2015	2.391%	42,500	(2,276)	2,008	0	(268)
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	39,500	68	437	505	0
	Russia Government International Bond	1.000%	12/20/2014	2.026%	6,500	31	(44)	0	(13)

HUS	Brazil Government International Bond	1.000%	06/20/2019	1.623%	10,000	(156)	(119)	0	(275)
	Brazil Government International Bond	1.000%	09/20/2019	1.690%	30,000	(536)	(422)	0	(958)
	Colombia Government International Bond	1.000%	03/20/2016	0.394%	100	1	0	1	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	5,000	(27)	91	64	0
	Russia Government International Bond	1.000%	06/20/2024	2.759%	10,000	(1,062)	(272)	0	(1,334)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	69

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPM	Mexico Government International Bond	1.000%	03/20/2019	0.747%	$ 5,000	$31	$25	$56	$0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%	15,000	125	19	144	0
	Panama Government International Bond	1.000%	12/20/2018	0.756%	5,000	(36)	88	52	0

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.628%	1,500	(9)	14	5	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%	15,000	(59)	124	65	0
	Gazprom OAO Via Gaz Capital S.A.	1.390%	05/20/2016	2.755%	1,700	0	(28)	0	(28)
	Mexico Government International Bond	1.000%	03/20/2024	1.295%	11,000	(342)	79	0	(263)

						$(7,491)	$2,824	$3,732	$(8,399)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$1,128	$140	$(120)	$20	$0
	CDX.EM-15 5-Year Index	5.000%	06/20/2016	4,700	162	41	203	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	23,500	2,961	(2,540)	421	0

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	11,938	1,486	(1,272)	214	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,222	153	(131)	22	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	53,110	6,689	(5,737)	952	0

					$ 11,591	$(9,759)	$1,832	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	24,000	$21	$13	$34	$0
	Pay	1-Year BRL-CDI	8.940%	01/02/2017		4,000	2	(98)	0	(96)
	Pay	28-Day MXN-TIIE	5.520%	09/07/2018	MXN	115,000	120	42	162	0

BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	28,000	(23)	63	40	0

BRC	Pay	28-Day MXN-TIIE	8.780%	08/03/2016	MXN	5,700	0	39	39	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		115,000	146	250	396	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		110,000	92	(273)	0	(181)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		750,000	842	1,296	2,138	0

CBK	Pay	28-Day MXN-TIIE	8.770%	08/03/2016		5,700	0	38	38	0
	Pay	28-Day MXN-TIIE	8.720%	09/05/2016		3,000	7	13	20	0
	Pay	28-Day MXN-TIIE	8.900%	09/22/2016		52,250	0	368	368	0

DUB	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	30,000	(46)	81	35	0
	Pay	28-Day MXN-TIIE	5.520%	09/07/2018	MXN	100,000	97	43	140	0
	Pay	28-Day MXN-TIIE	5.240%	10/05/2018		170,000	141	(47)	94	0

FBF	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	14,300	(18)	18	0	0

GLM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		50,000	1	71	72	0
	Pay	28-Day MXN-TIIE	8.865%	09/12/2016	MXN	45,000	0	316	316	0
	Pay	28-Day MXN-TIIE	5.750%	06/11/2018		95,000	(56)	266	210	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		100,000	20	145	165	0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		225,000	140	267	407	0
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		550,000	661	907	1,568	0
	Pay	28-Day MXN-TIIE	7.380%	02/09/2029		122,000	554	(57)	497	0

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	56,100	$(5)	$85	$80	$0
	Pay	28-Day MXN-TIIE	7.580%	04/05/2034	MXN	75,000	50	265	315	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	45,000	24	41	65	0
	Pay	28-Day MXN-TIIE	8.850%	09/21/2016	MXN	80,000	0	557	557	0

MYC	Pay	28-Day MXN-TIIE	9.920%	08/12/2015		38,000	0	168	168	0
	Pay	28-Day MXN-TIIE	5.520%	09/07/2018		41,700	22	37	59	0
	Pay	28-Day MXN-TIIE	5.530%	09/11/2018		175,000	176	70	246	0
	Pay	28-Day MXN-TIIE	6.750%	06/05/2023		90,000	(120)	383	263	0

UAG	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	21,000	3	28	31	0
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		8,000	5	(199)	0	(194)

							$2,856	$5,196	$8,523	$(471)

Total Swap Agreements							$7,218	$(1,796)	$14,292	$(8,870)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(g)	Securities with an aggregate market value of $2,260 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$1,407	$0	$1,115	$2,522	$(111)	$0	$(262)	$(373)	$2,149	$(1,850)	$299
BPS	2,690	0	40	2,730	(1,522)	0	(84)	(1,606)	1,124	(1,000)	124
BRC	0	0	3,661	3,661	(23)	0	(4,023)	(4,046)	(385)	660	275
CBK	0	0	796	796	(13)	0	(1,050)	(1,063)	(267)	350	83
DUB	0	0	1,397	1,397	(88)	0	(35)	(123)	1,274	(1,050)	224
FBF	1,423	0	214	1,637	(33)	0	(78)	(111)	1,526	(1,377)	149
GLM	0	0	3,235	3,235	(22)	(97)	0	(119)	3,116	(2,860)	256
GST	0	0	711	711	0	0	(286)	(286)	425	(420)	5
HUS	0	0	1,412	1,412	0	0	(2,567)	(2,567)	(1,155)	1,250	95
JPM	86	0	874	960	(106)	0	0	(106)	854	(1,040)	(186)
MSB	6,410	0	0	6,410	(963)	0	0	(963)	5,447	(5,570)	(123)
MYC	0	0	806	806	0	0	(291)	(291)	515	(1,056)	(541)
RBC	807	0	0	807	(268)	0	0	(268)	539	(570)	(31)
UAG	2,964	0	31	2,995	(1,241)	0	(194)	(1,435)	1,560	(1,610)	(50)

Total Over the Counter	$15,787	$0	$14,292	$30,079	$(4,390)	$(97)	$(8,870)	$(13,357)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	245	245

	$0	$0	$0	$0	$248	$248

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,787	$0	$15,787
Swap Agreements	0	5,769	0	0	8,523	14,292

	$0	$5,769	$0	$15,787	$8,523	$30,079

	$0	$5,769	$0	$15,787	$8,771	$30,327

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	71

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$18	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,390	$0	$4,390
Written Options	0	0	0	97	0	97
Swap Agreements	0	8,399	0	0	471	8,870

	$0	$8,399	$0	$4,487	$471	$13,357

	$0	$8,399	$0	$4,487	$489	$13,375

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(111)	$(111)
Swap Agreements	0	2,129	0	0	336	2,465

	$0	$2,129	$0	$0	$225	$2,354

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,980)	$0	$(15,980)
Swap Agreements	0	5,331	0	0	13,765	19,096

	$0	$5,331	$0	$(15,980)	$13,765	$3,116

	$0	$7,460	$0	$(15,980)	$13,990	$5,470

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28	$28
Swap Agreements	0	(409)	0	0	(1,108)	(1,517)

	$0	$(409)	$0	$0	$(1,080)	$(1,489)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,129	$0	$20,129
Written Options	0	0	0	(1)	0	(1)
Swap Agreements	0	(1,171)	0	0	801	(370)

	$0	$(1,171)	$0	$20,128	$801	$19,758

	$0	$(1,580)	$0	$20,128	$(279)	$18,269

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$6,766	$0	$6,766
Brazil
Corporate Bonds & Notes	0	108,839	0	108,839
Sovereign Issues	0	169,702	0	169,702
Cayman Islands
Corporate Bonds & Notes	0	14,185	0	14,185
Chile
Corporate Bonds & Notes	0	203	0	203
China
Corporate Bonds & Notes	0	4,615	0	4,615
Colombia
Corporate Bonds & Notes	0	7,749	0	7,749
Hong Kong
Corporate Bonds & Notes	0	15,120	0	15,120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
India
Corporate Bonds & Notes	$0	$6,500	$0	$6,500
Indonesia
Corporate Bonds & Notes	0	1,519	0	1,519
Sovereign Issues	0	111,100	0	111,100
Ireland
Corporate Bonds & Notes	0	4,625	0	4,625
Kazakhstan
Corporate Bonds & Notes	0	9,534	0	9,534
Luxembourg
Corporate Bonds & Notes	0	15,185	0	15,185
Mexico
Corporate Bonds & Notes	0	25,110	0	25,110
Sovereign Issues	0	47,306	0	47,306
Netherlands
Corporate Bonds & Notes	0	5,558	0	5,558

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Panama
Sovereign Issues	$0	$2,547	$0	$2,547
Peru
Sovereign Issues	0	5,512	0	5,512
Poland
Sovereign Issues	0	33	0	33
Qatar
Sovereign Issues	0	3,052	0	3,052
Russia
Corporate Bonds & Notes	0	3,101	0	3,101
Sovereign Issues	0	21,491	0	21,491
Singapore
Sovereign Issues	0	57	0	57
South Korea
Corporate Bonds & Notes	0	16,020	0	16,020
Sovereign Issues	0	21,822	0	21,822
United Arab Emirates
Corporate Bonds & Notes	0	3,396	0	3,396
United States
Asset-Backed Securities	0	494	0	494
Corporate Bonds & Notes	0	9,488	0	9,488
Mortgage-Backed Securities	0	4,641	0	4,641
Virgin Islands (British)
Corporate Bonds & Notes	0	54,216	0	54,216
Short-Term Instruments
Certificates of Deposit	0	44,955	0	44,955

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Repurchase Agreements	$0	$800	$0	$800
U.S. Treasury Bills	0	4,865	0	4,865
	$0	$750,106	$0	$750,106

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$237,312	$0	$0	$237,312

Total Investments	$237,312	$750,106	$0	$987,418

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	245	0	248
Over the counter	93	29,986	0	30,079
	$96	$30,231	$0	$30,327

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(18)	0	(18)
Over the counter	0	(13,357)	0	(13,357)
	$0	$(13,375)	$0	$(13,375)

Totals	$237,408	$766,962	$0	$1,004,370

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	73

Schedule of Investments PIMCO FX Strategy Portfolio

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (a) 1.9%
		$193

Total Short-Term Instruments (Cost $193)		193

Total Investments in Securities (Cost $193)		193

INVESTMENTS IN AFFILIATES 99.4%

SHORT-TERM INSTRUMENTS 99.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 99.4%
	SHARES
PIMCO Short-Term Floating NAV Portfolio	1,029,403	10,300

Total Short-Term Instruments (Cost $10,299)		10,300

Total Investments in Affiliates (Cost $10,299)		10,300

Total Investments 101.3% (Cost $10,492)		$10,493

Financial Derivative Instruments (b) (1.7%) (Cost or Premiums, net $10)		(172)

Other Assets and Liabilities, net 0.4%		42

Net Assets 100.0%		$10,363

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$193	U.S. Treasury Notes 1.500% due 02/28/2019	$(199)	$193	$193

Total Repurchase Agreements						$(199)	$193	$193

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$193	$0	$0	$0	$193	$(199)		$(6)

Total Borrowings and Other Financing Transactions	$193	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		GBP	700	$		1,150	$15	$0
	10/2014	$		752		AUD	850	0	(9)
	10/2014			400		CAD	437	0	(10)

BPS	10/2014		EUR	3,300	$		4,254	87	(1)
	10/2014		GBP	700			1,147	12	0
	10/2014		JPY	78,542			750	34	0
	10/2014	$		950		NOK	6,092	0	(2)
	10/2014			1,611		NZD	2,000	2	(54)

BRC	10/2014		EUR	2,450	$		3,143	49	(1)
	10/2014		JPY	240,919			2,250	53	0
	10/2014	$		550		BRL	1,309	0	(18)
	10/2014			750		CAD	828	0	(11)
	10/2014			450		MXN	5,973	0	(6)

CBK	10/2014		GBP	1,400	$		2,282	12	0
	10/2014		JPY	81,587			750	6	0
	10/2014	$		609		AUD	700	2	0
	10/2014			550		BRL	1,335	0	(8)
	10/2014			350		CAD	384	0	(7)
	10/2014			200		INR	12,376	0	(1)
	10/2014			450		MXN	6,040	0	(1)
	10/2014			950		NOK	5,914	0	(29)

DUB	10/2014		INR	12,184	$		198	1	0
	10/2014		JPY	81,925			750	3	0
	10/2014	$		1,511		AUD	1,650	0	(67)
	10/2014			200		INR	12,184	0	(3)
	10/2014			950		NOK	6,092	0	(2)
	10/2014			579		NZD	700	0	(33)

GLM	10/2014		JPY	80,452	$		750	16	0
	10/2014	$		1,508		AUD	1,650	0	(65)
	10/2014			550		BRL	1,241	0	(43)
	10/2014			400		CAD	437	0	(10)
	10/2014			1,350		MXN	17,816	0	(24)
	10/2014			2,850		NOK	18,029	0	(45)
	10/2014			1,717		NZD	2,100	0	(79)

JPM	10/2014		EUR	1,700	$		2,195	48	0
	10/2014		GBP	1,400			2,293	24	0
	10/2014	$		1,485		AUD	1,600	0	(85)
	10/2014			1,100		BRL	2,576	0	(52)
	10/2014			1,100		CAD	1,212	0	(18)
	10/2014			1,616		NZD	2,000	1	(58)

MSB	10/2014		JPY	81,586	$		750	6	0
	10/2014	$		752		AUD	850	0	(9)
	10/2014			1,650		BRL	3,846	0	(85)
	10/2014			450		MXN	5,961	0	(7)
	10/2014			1,900		NOK	12,115	0	(15)

RBC	10/2014		GBP	700	$		1,135	0	0
	10/2014	$		609		AUD	700	3	0
	10/2014			900		MXN	12,000	0	(8)

SOG	10/2014		GBP	700	$		1,143	9	0

UAG	10/2014		EUR	850			1,118	44	0
	10/2014	$		600		INR	36,680	0	(8)

Total Forward Foreign Currency Contracts								$427	$(874)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC GBP versus USD	$	1.661	10/02/2014	GBP	1,400	$6	$0
	Call - OTC USD versus CAD	CAD	1.105	10/01/2014	$	800	2	11

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	75

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC EUR versus USD	$	1.303	10/21/2014	EUR	1,700	$5	$0
	Call - OTC GBP versus USD		1.661	10/16/2014	GBP	1,400	6	0
	Put - OTC NZD versus USD		0.815	10/06/2014	NZD	1,400	4	49
	Put - OTC NZD versus USD		0.795	10/20/2014		1,400	5	25
	Put - OTC NZD versus USD		0.759	10/28/2014		1,200	4	4
	Call - OTC USD versus NOK	NOK	6.509	10/15/2014	$	1,900	8	4

BRC	Call - OTC EUR versus USD	$	1.307	10/07/2014	EUR	1,700	7	0
	Call - OTC EUR versus USD		1.313	10/15/2014		1,700	7	0
	Call - OTC EUR versus USD		1.279	10/28/2014		1,500	5	5
	Call - OTC USD versus BRL	BRL	2.446	10/16/2014	$	1,100	7	21
	Call - OTC USD versus CAD	CAD	1.116	10/08/2014		800	3	6
	Put - OTC USD versus JPY	JPY	103.410	10/03/2014		1,500	4	0
	Put - OTC USD versus JPY		105.600	10/10/2014		1,500	5	0
	Put - OTC USD versus JPY		107.530	10/24/2014		1,500	5	4
	Call - OTC USD versus MXN	MXN	13.488	10/16/2014		900	3	6

CBK	Call - OTC USD versus BRL	BRL	2.504	10/23/2014		1,100	7	14
	Call - OTC USD versus INR	INR	62.830	10/28/2014		200	1	1
	Call - OTC USD versus MXN	MXN	13.678	10/23/2014		900	4	4

GLM	Put - OTC AUD versus USD	$	0.886	10/14/2014	AUD	1,700	7	24
	Put - OTC NZD versus USD		0.800	10/14/2014	NZD	1,400	5	29
	Call - OTC USD versus BRL	BRL	2.308	10/02/2014	$	1,100	5	65
	Call - OTC USD versus MXN	MXN	13.351	10/02/2014		900	3	6
	Call - OTC USD versus NOK	NOK	6.317	10/01/2014		1,900	6	32

JPM	Put - OTC AUD versus USD	$	0.918	10/07/2014	AUD	1,600	2	69
	Call - OTC GBP versus USD		1.652	10/23/2014	GBP	1,400	5	2
	Call - OTC USD versus CAD	CAD	1.113	10/15/2014	$	700	2	7
	Call - OTC USD versus CAD		1.128	10/21/2014		700	2	3

MSB	Put - OTC AUD versus USD	$	0.869	10/20/2014	AUD	1,700	6	11
	Call - OTC USD versus BRL	BRL	2.363	10/09/2014	$	1,100	5	43
	Put - OTC USD versus JPY	JPY	107.180	10/17/2014		1,500	5	2
	Call - OTC USD versus MXN	MXN	13.463	10/09/2014		900	3	5
	Call - OTC USD versus NOK	NOK	6.455	10/08/2014		1,900	6	6
	Call - OTC USD versus NOK		6.490	10/22/2014		1,900	6	8

RBC	Put - OTC AUD versus USD	$	0.853	10/27/2014	AUD	1,400	6	5
	Call - OTC GBP versus USD		1.649	10/09/2014	GBP	1,400	8	1

UAG	Call - OTC USD versus INR	INR	61.580	10/07/2014	$	200	1	1
	Call - OTC USD versus INR		62.380	10/14/2014		200	1	1
	Call - OTC USD versus INR		62.130	10/21/2014		200	1	1

							$183	$475

Total Purchased Options							$183	$475

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC GBP versus USD	$	1.622	10/02/2014	GBP	1,400	$(6)	$(6)
	Put - OTC USD versus CAD	CAD	1.081	10/01/2014	$	800	(2)	0

BPS	Put - OTC EUR versus USD	$	1.273	10/21/2014	EUR	1,700	(6)	(23)
	Put - OTC GBP versus USD		1.609	10/16/2014	GBP	1,400	(9)	(5)
	Call - OTC NZD versus USD		0.839	10/06/2014	NZD	1,400	(4)	0
	Call - OTC NZD versus USD		0.823	10/20/2014		1,400	(4)	0
	Call - OTC NZD versus USD		0.792	10/28/2014		1,200	(3)	(5)
	Put - OTC USD versus NOK	NOK	6.324	10/15/2014	$	1,900	(8)	(2)

BRC	Put - OTC EUR versus USD	$	1.271	10/07/2014	EUR	1,700	(7)	(17)
	Put - OTC EUR versus USD		1.276	10/15/2014		1,700	(7)	(26)
	Put - OTC EUR versus USD		1.245	10/28/2014		1,500	(5)	(5)
	Put - OTC USD versus BRL	BRL	2.325	10/16/2014	$	1,100	(6)	(1)
	Put - OTC USD versus CAD	CAD	1.083	10/08/2014		800	(2)	0
	Call - OTC USD versus JPY	JPY	106.000	10/03/2014		1,500	(4)	(50)
	Call - OTC USD versus JPY		108.950	10/10/2014		1,500	(5)	(15)
	Call - OTC USD versus JPY		110.870	10/24/2014		1,500	(5)	(6)
	Put - OTC USD versus MXN	MXN	13.098	10/16/2014		900	(3)	(1)

CBK	Put - OTC USD versus BRL	BRL	2.358	10/23/2014		1,100	(6)	(5)
	Put - OTC USD versus INR	INR	61.130	10/28/2014		200	(1)	(1)
	Put - OTC USD versus MXN	MXN	13.216	10/23/2014		900	(3)	(2)

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC AUD versus USD	$	0.917	10/14/2014	AUD	1,700	$(5)	$0
	Call - OTC NZD versus USD		0.830	10/14/2014	NZD	1,400	(4)	0
	Put - OTC USD versus BRL	BRL	2.213	10/02/2014	$	1,100	(4)	0
	Put - OTC USD versus MXN	MXN	13.006	10/02/2014		900	(2)	0
	Put - OTC USD versus NOK	NOK	6.141	10/01/2014		1,900	(5)	0

JPM	Call - OTC AUD versus USD	$	0.940	10/07/2014	AUD	1,600	(1)	0
	Put - OTC GBP versus USD		1.614	10/23/2014	GBP	1,400	(6)	(10)
	Put - OTC USD versus CAD	CAD	1.083	10/15/2014	$	700	(2)	0
	Put - OTC USD versus CAD		1.097	10/21/2014		700	(2)	(1)

MSB	Call - OTC AUD versus USD	$	0.899	10/20/2014	AUD	1,700	(5)	(2)
	Put - OTC USD versus BRL	BRL	2.258	10/09/2014	$	1,100	(5)	0
	Call - OTC USD versus JPY	JPY	110.360	10/17/2014		1,500	(5)	(7)
	Put - OTC USD versus MXN	MXN	13.071	10/09/2014		900	(2)	0
	Put - OTC USD versus NOK	NOK	6.256	10/08/2014		1,900	(6)	0
	Put - OTC USD versus NOK		6.320	10/22/2014		1,900	(6)	(3)

RBC	Call - OTC AUD versus USD	$	0.886	10/27/2014	AUD	1,400	(5)	(6)
	Put - OTC GBP versus USD		1.588	10/09/2014	GBP	1,400	(10)	(1)

UAG	Put - OTC USD versus INR	INR	60.150	10/07/2014	$	200	0	0
	Put - OTC USD versus INR		60.600	10/14/2014		200	(1)	0
	Put - OTC USD versus INR		60.500	10/21/2014		200	(1)	0

							$(173)	$(200)

Total Written Options							$(173)	$(200)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premiums
Balance at Beginning of Period	$22,000	AUD	5,600	EUR	5,600	GBP	4,800	NZD	6,000	$(157)
Sales	159,500		40,200		42,700		33,500		35,700	(909)
Closing Buys	(1,400)		0		(1,400)		0		0	8
Expirations	(127,300)		(32,000)		(21,000)		(18,500)		(29,600)	662
Exercised	(27,400)		(7,400)		(19,300)		(14,200)		(6,700)	223

Balance at End of Period	$25,400	AUD	6,400	EUR	6,600	GBP	5,600	NZD	5,400	$(173)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$15	$11	$0	$26	$(19)	$(6)	$0	$(25)	$1	$0	$1
BPS	135	82	0	217	(57)	(35)	0	(92)	125	0	125
BRC	102	42	0	144	(36)	(121)	0	(157)	(13)	0	(13)
CBK	20	19	0	39	(46)	(8)	0	(54)	(15)	0	(15)
DUB	4	0	0	4	(105)	0	0	(105)	(101)	0	(101)
GLM	16	156	0	172	(266)	0	0	(266)	(94)	0	(94)
JPM	73	81	0	154	(213)	(11)	0	(224)	(70)	0	(70)
MSB	6	75	0	81	(116)	(12)	0	(128)	47	0	47
RBC	3	6	0	9	(8)	(7)	0	(15)	(6)	0	(6)
SOG	9	0	0	9	0	0	0	0	9	0	9
UAG	44	3	0	47	(8)	0	0	(8)	39	0	39

Total Over the Counter	$427	$475	$0	$902	$(874)	$(200)	$0	$(1,074)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	77

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

September 30, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$427	$0	$427
Purchased Options	0	0	0	475	0	475

	$0	$0	$0	$902	$0	$902

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$874	$0	$874
Written Options	0	0	0	200	0	200

	$0	$0	$0	$1,074	$0	$1,074

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$949	$0	$949
Purchased Options	0	0	0	(808)	0	(808)
Written Options	0	0	0	669	0	669

	$0	$0	$0	$810	$0	$810

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(921)	$0	$(921)
Purchased Options	0	0	0	401	0	401
Written Options	0	0	0	41	0	41

	$0	$0	$0	$(479)	$0	$(479)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$193	$0	$193
	$0	$193	$0	$193

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,300	$0	$0	$10,300

Total Investments	$10,300	$193	$0	$10,493

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Assets
Over the counter	$0	$902	$0	$902

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,074)	$0	$(1,074)

Totals	$10,300	$21	$0	$10,321

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 155.5%

BANK LOAN OBLIGATIONS 39.0%
Albertson’s Holdings LLC
4.000% due 08/25/2019		$2,250	$2,236
Ancestry.com, Inc.
4.000% due 05/15/2018		650	646
4.500% due 12/28/2018		2,843	2,827
Arch Coal, Inc.
6.250% due 05/16/2018		2,358	2,161
Biomet, Inc.
3.655% due 07/25/2017		976	971
Charter Communications Operating LLC
4.250% due 09/12/2021		3,000	2,995
Chrysler Group LLC
3.250% due 12/31/2018		846	834
CityCenter Holdings LLC
4.250% due 10/16/2020		2,273	2,282
Community Health Systems, Inc.
4.250% due 01/27/2021		496	495
Dell, Inc.
4.500% due 04/29/2020		3,206	3,187
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		177,410	176,856
Grifols Worldwide Operations USA, Inc.
3.154% due 02/27/2021		2,935	2,888
H.J. Heinz Co.
3.500% due 06/05/2020		3,456	3,420
MPH Acquisition Holdings LLC
4.000% due 03/31/2021		313	306
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021		848	840
Texas Competitive Electric Holdings Co. LLC
TBD% - 3.750% due 05/05/2016		564	566
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		3,115	3,083

Total Bank Loan Obligations (Cost $206,657)			206,593

CORPORATE BONDS & NOTES 99.9%

BANKING & FINANCE 41.9%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,000	971
AGFC Capital Trust
6.000% due 01/15/2067 (i)		6,500	5,346
Ally Financial, Inc.
5.500% due 02/15/2017 (i)		2,887	3,010
7.500% due 09/15/2020 (i)		1,950	2,252
8.000% due 03/15/2020		600	701
Arrow Global Finance PLC
7.875% due 03/01/2020	GBP	400	674
Banco Pan S.A.
5.500% due 08/04/2015		$1,250	1,288
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	2,000	2,431
BES Investimento do Brasil S.A. Banco de Investimento
5.625% due 03/25/2015		$250	249
Blackstone CQP Holdco LP
9.296% due 03/18/2019		31,317	31,323
Boats Investments Netherlands BV (11.000% Cash or 11.000% PIK)
11.000% due 03/31/2017 (b)(i)	EUR	6,409	2,704
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	600	938

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		$300	$321
CIT Group, Inc.
4.250% due 08/15/2017 (i)		2,425	2,455
5.000% due 05/15/2017 (i)		6,350	6,525
5.000% due 08/15/2022 (i)		4,925	4,956
5.000% due 08/01/2023 (i)		2,625	2,612
5.250% due 03/15/2018		100	103
Credit Agricole S.A.
7.875% due 01/23/2024 (e)(i)		2,000	2,026
Credit Suisse
6.500% due 08/08/2023 (i)		3,000	3,270
Credit Suisse Group AG
7.500% due 12/11/2023 (e)(i)		1,400	1,473
Denali Borrower LLC
5.625% due 10/15/2020 (i)		13,250	13,664
DuPont Fabros Technology LP
5.875% due 09/15/2021		1,200	1,235
E*TRADE Financial Corp.
6.375% due 11/15/2019		1,000	1,055
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	887
2.000% due 09/15/2015 (i)		$2,050	2,053
2.375% due 05/25/2016 (i)		2,550	2,559
5.500% due 06/26/2017 (i)		6,825	7,380
Exeter Finance Corp.
9.750% due 05/20/2019		7,500	7,500
Fidelity & Guaranty Life Holdings, Inc.
6.375% due 04/01/2021		1,175	1,237
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	1,350	2,309
Hockey Merger Sub, Inc.
7.875% due 10/01/2021 (i)		$1,750	1,800
Hypo Alpe-Adria-Bank International AG
0.152% due 03/20/2015	EUR	12,400	14,182
2.750% due 08/12/2015	CHF	1,500	1,424
2.875% due 10/15/2014		4,600	4,797
International Lease Finance Corp.
3.875% due 04/15/2018 (i)		$2,000	1,989
5.750% due 05/15/2016 (i)		2,750	2,879
iStar Financial, Inc.
4.000% due 11/01/2017		50	49
Jefferies LoanCore LLC
6.875% due 06/01/2020		200	195
Nationstar Mortgage LLC
6.500% due 08/01/2018		1,125	1,128
6.500% due 06/01/2022		700	669
9.625% due 05/01/2019 (i)		8,425	9,246
Navient LLC
5.500% due 01/25/2023		675	651
5.625% due 08/01/2033 (i)		2,500	2,112
8.450% due 06/15/2018 (i)		3,600	4,059
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018 (i)		2,325	2,470
Oxford Finance LLC
7.250% due 01/15/2018		625	653
Provident Funding Associates LP
6.750% due 06/15/2021		1,285	1,279
10.125% due 02/15/2019 (i)		10,975	11,798
Regions Financial Corp.
7.375% due 12/10/2037 (i)		2,775	3,527
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (b)(i)		1,500	1,522
Springleaf Finance Corp.
5.400% due 12/01/2015 (i)		2,044	2,095
6.900% due 12/15/2017		200	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stearns Holdings, Inc.
9.375% due 08/15/2020 (i)		$4,285	$4,414
Towergate Finance PLC
8.500% due 02/15/2018	GBP	8,050	12,528
10.500% due 02/15/2019		300	423
Virgin Media Secured Finance PLC
5.500% due 01/15/2021 (i)		12,120	20,361

			221,970

INDUSTRIALS 47.5%
Activision Blizzard, Inc.
5.625% due 09/15/2021		$700	730
Aguila S.A.
7.875% due 01/31/2018 (i)		1,950	1,988
Air Canada Pass-Through Trust
5.375% due 11/15/2022		192	197
Alere, Inc.
6.500% due 06/15/2020		1,000	1,003
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,500	1,552
Altice S.A.
7.250% due 05/15/2022	EUR	1,500	1,968
7.750% due 05/15/2022 (i)		$1,775	1,837
American Airlines Pass-Through Trust
7.000% due 07/31/2019		1,188	1,271
Ancestry.com, Inc.
11.000% due 12/15/2020 (i)		4,000	4,580
Ancestry.com, Inc. (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)		1,500	1,507
Avis Budget Car Rental LLC
2.984% due 12/01/2017		550	548
Basic Energy Services, Inc.
7.750% due 02/15/2019		450	468
Biomet, Inc.
6.500% due 08/01/2020 (i)		1,975	2,098
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		650	670
Brakes Capital
7.125% due 12/15/2018	GBP	700	1,098
California Resources Corp.
5.500% due 09/15/2021 (a)		$2,625	2,668
6.000% due 11/15/2024 (a)		1,475	1,519
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		1,250	1,249
CCO Holdings LLC
5.750% due 01/15/2024 (i)		1,800	1,798
Cemex S.A.B. de C.V.
9.500% due 06/15/2018 (i)		1,500	1,678
Centene Corp.
4.750% due 05/15/2022 (i)		1,450	1,455
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	400	548
Chesapeake Energy Corp.
3.484% due 04/15/2019		$675	677
Chrysler Group LLC
8.000% due 06/15/2019 (i)		1,625	1,733
8.250% due 06/15/2021 (i)		2,750	3,011
CITGO Petroleum Corp.
6.250% due 08/15/2022 (i)		1,300	1,355
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		450	458
CMA CGM S.A.
8.875% due 04/15/2019	EUR	500	663
Coeur Mining, Inc.
7.875% due 02/01/2021		$1,400	1,319

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	79

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Columbus International, Inc.
7.375% due 03/30/2021 (i)		$3,000	$3,131
Community Health Systems, Inc.
6.875% due 02/01/2022		750	786
8.000% due 11/15/2019 (i)		3,000	3,211
CONSOL Energy, Inc.
5.875% due 04/15/2022		750	742
Constellation Brands, Inc.
6.000% due 05/01/2022		875	958
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)(i)		4,000	4,072
CSC Holdings LLC
6.750% due 11/15/2021		150	160
7.875% due 02/15/2018		150	168
CVR Refining LLC
6.500% due 11/01/2022 (i)		3,000	3,075
Dell, Inc.
5.400% due 09/10/2040		1,050	935
6.500% due 04/15/2038 (i)		2,625	2,507
7.100% due 04/15/2028		500	519
Dex Media, Inc. (7.000% Cash or 7.000% PIK)
14.000% due 01/29/2017 (b)		23	15
Digicel Ltd.
8.250% due 09/01/2017 (i)		2,000	2,048
DISH DBS Corp.
5.000% due 03/15/2023 (i)		1,750	1,683
6.750% due 06/01/2021 (i)		700	754
Dometic Group AB (9.500% Cash or 10.250% PIK)
9.500% due 06/26/2019 (b)(i)	EUR	3,000	3,609
DynCorp International, Inc.
10.375% due 07/01/2017 (i)		$800	702
Dynegy, Inc.
5.875% due 06/01/2023 (i)		1,950	1,828
Eldorado Resorts LLC
8.625% due 06/15/2019		1,000	1,060
Endo Finance LLC
5.750% due 01/15/2022		1,125	1,114
Enterprise Products Operating LLC
7.034% due 01/15/2068 (i)		1,160	1,312
8.375% due 08/01/2066 (i)		2,905	3,197
Era Group, Inc.
7.750% due 12/15/2022		1,000	1,055
FGI Operating Co. LLC
7.875% due 05/01/2020 (i)		3,275	3,209
First Data Corp.
6.750% due 11/01/2020		569	605
First Quantum Minerals Ltd.
6.750% due 02/15/2020		833	852
7.000% due 02/15/2021		833	849
Fly Leasing Ltd.
6.750% due 12/15/2020 (i)		2,000	2,095
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		4,500	484
Graphic Packaging International, Inc.
7.875% due 10/01/2018		375	391
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	1,250	1,178
Griffon Corp.
5.250% due 03/01/2022		$300	287
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022		900	891
Hartford HealthCare Corp.
5.746% due 04/01/2044 (i)		1,000	1,193
HCA Holdings, Inc.
6.250% due 02/15/2021		800	840

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HCA, Inc.
6.500% due 02/15/2016		$1,000	$1,046
6.500% due 02/15/2020 (i)		2,875	3,145
7.250% due 09/15/2020 (i)		2,650	2,789
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	2,900	3,624
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		$400	404
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		400	431
Huntsman International LLC
4.875% due 11/15/2020		1,200	1,188
5.125% due 04/15/2021	EUR	1,000	1,327
iHeartCommunications, Inc.
9.000% due 09/15/2022 (i)		$6,000	5,970
10.000% due 01/15/2018		1,400	1,178
Ineos Finance PLC
7.500% due 05/01/2020 (i)		1,075	1,149
8.375% due 02/15/2019 (i)		1,875	2,013
INEOS Group Holdings S.A.
5.750% due 02/15/2019 (i)	EUR	3,000	3,808
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$1,250	1,256
Jaguar Land Rover Automotive PLC
8.125% due 05/15/2021		250	275
Kinder Morgan, Inc.
7.250% due 06/01/2018		925	1,050
Kinetic Concepts, Inc.
12.500% due 11/01/2019 (i)		1,650	1,844
Laba Royalty Sub LLC
9.000% due 05/15/2029		5,000	4,996
Laredo Petroleum, Inc.
9.500% due 02/15/2019 (i)		3,000	3,202
Lightstream Resources Ltd.
8.625% due 02/01/2020		675	672
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022		1,000	1,011
MGM Resorts International
6.625% due 12/15/2021 (i)		1,500	1,590
7.625% due 01/15/2017 (i)		2,000	2,180
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		1,000	1,055
MPH Acquisition Holdings LLC
6.625% due 04/01/2022 (i)		1,500	1,519
Murphy Oil USA, Inc.
6.000% due 08/15/2023		625	655
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)		800	836
NCSG Crane & Heavy Haul Services
9.500% due 08/15/2019 (i)		5,100	5,189
New Gold, Inc.
6.250% due 11/15/2022		800	814
Novasep Holding S.A.S.
8.000% due 12/15/2016 (i)		9,499	9,380
Numericable Group S.A.
6.000% due 05/15/2022 (i)		3,250	3,278
6.250% due 05/15/2024		675	674
OGX Austria GmbH
8.500% due 06/01/2018 ^		1,600	72
Packaging Dynamics Corp.
8.750% due 02/01/2016		500	508
Palace Entertainment Holdings LLC
8.875% due 04/15/2017		725	752
Perstorp Holding AB
8.750% due 05/15/2017		750	784
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		1,500	752
5.500% due 04/12/2037		1,500	735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHH Corp.
6.375% due 08/15/2021 (i)		$5,134	$5,057
7.375% due 09/01/2019 (i)		2,850	3,035
Pinnacol Assurance
8.625% due 06/25/2034 (f)		5,000	5,074
Pittsburgh Glass Works LLC
8.000% due 11/15/2018		540	575
Premier Foods Finance PLC
6.500% due 03/15/2021	GBP	300	432
Quality Distribution LLC
9.875% due 11/01/2018 (i)		$3,200	3,376
Regal Entertainment Group
5.750% due 03/15/2022 (i)		200	202
Regency Energy Partners LP
4.500% due 11/01/2023 (i)		2,600	2,528
5.000% due 10/01/2022		900	890
5.750% due 09/01/2020		900	943
Rex Energy Corp.
8.875% due 12/01/2020		1,000	1,080
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,000	1,023
7.125% due 04/15/2019 (i)		775	805
7.875% due 08/15/2019		1,200	1,278
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		434	467
Rockies Express Pipeline LLC
3.900% due 04/15/2015		500	500
6.875% due 04/15/2040		700	763
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		1,000	1,019
Samson Investment Co.
9.750% due 02/15/2020 (i)		2,500	2,281
Sanchez Energy Corp.
7.750% due 06/15/2021 (i)		3,250	3,494
Sappi Papier Holding GmbH
7.750% due 07/15/2017		1,100	1,183
Schaeffler Finance BV
4.750% due 05/15/2021		500	501
Sealed Air Corp.
6.500% due 12/01/2020		300	321
6.875% due 07/15/2033		500	490
Spirit AeroSystems, Inc.
5.250% due 03/15/2022		300	301
T-Mobile USA, Inc.
6.464% due 04/28/2019 (i)		1,950	2,030
6.542% due 04/28/2020 (i)		2,800	2,880
Teine Energy Ltd.
6.875% due 09/30/2022		800	789
Tenet Healthcare Corp.
4.500% due 04/01/2021		1,250	1,223
4.750% due 06/01/2020 (i)		2,500	2,494
5.000% due 03/01/2019 (i)		1,000	990
Throwdown Industries, Inc.
14.000% due 06/12/2017 (f)		2,519	2,514
Time, Inc.
5.750% due 04/15/2022		250	240
TransUnion Holding Co., Inc.
9.625% due 06/15/2018		525	542
TransUnion Holding Co., Inc. (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)(i)		1,600	1,660
Tutor Perini Corp.
7.625% due 11/01/2018		1,000	1,038
U.S. Foods, Inc.
8.500% due 06/30/2019 (i)		5,000	5,306
Unit Corp.
6.625% due 05/15/2021		400	403

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	1,000	$1,344
Unitymedia KabelBW GmbH
9.625% due 12/01/2019 (i)		8,700	11,648
UPCB Finance Ltd.
6.875% due 01/15/2022 (i)		$1,500	1,609
7.625% due 01/15/2020	EUR	750	997
USG Corp.
5.875% due 11/01/2021		$225	231
Videotron Ltd.
5.375% due 06/15/2024		875	868
Virgin Australia Trust
6.000% due 04/23/2022		68	71
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (b)		500	515
Whiting Petroleum Corp.
5.000% due 03/15/2019 (i)		1,500	1,541
5.750% due 03/15/2021 (i)		1,250	1,322
Windstream Corp.
7.750% due 10/15/2020		700	740
Wise Metals Group LLC
8.750% due 12/15/2018		1,000	1,073
WR Grace & Co-Conn
5.125% due 10/01/2021		450	459
5.625% due 10/01/2024		300	309
Wynn Macau Ltd.
5.250% due 10/15/2021 (i)		1,400	1,358
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	1,000	1,318

			251,442

UTILITIES 10.5%
AES Corp.
3.234% due 06/01/2019 (i)		$2,225	2,197
7.375% due 07/01/2021 (i)		600	675
CenturyLink, Inc.
5.625% due 04/01/2020		850	880
Covanta Holding Corp.
5.875% due 03/01/2024		300	302
Frontier Communications Corp.
7.125% due 01/15/2023		500	512
MarkWest Energy Partners LP
4.500% due 07/15/2023		1,000	975
Midwest Generation LLC
8.560% due 01/02/2016		294	302
NGPL PipeCo LLC
7.119% due 12/15/2017 (i)		1,892	1,901
NRG Energy, Inc.
6.625% due 03/15/2023		650	674
NSG Holdings LLC
7.750% due 12/15/2025 (i)		4,450	4,806
Parsley Energy LLC
7.500% due 02/15/2022 (i)		1,500	1,556
Red Oak Power LLC
8.540% due 11/30/2019		381	415
9.200% due 11/30/2029		2,200	2,431
RJS Power Holdings LLC
5.125% due 07/15/2019 (i)		2,000	1,990
Sprint Capital Corp.
6.900% due 05/01/2019		650	687
8.750% due 03/15/2032		1,350	1,480
Sprint Corp.
7.125% due 06/15/2024 (i)		10,125	10,239
7.875% due 09/15/2023 (i)		13,350	14,218
Tenaska Alabama Partners LP
7.000% due 06/30/2021 (i)		6,581	7,042

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Finance PLC
5.250% due 02/15/2022	$500	$483
Westmoreland Coal Co.
10.750% due 02/01/2018	1,475	1,552

		55,317

Total Corporate Bonds & Notes (Cost $529,356)		528,729

MUNICIPAL BONDS & NOTES 1.5%

ARIZONA 0.4%
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,700	1,944

CALIFORNIA 0.2%
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,000	1,105

NEW YORK 0.0%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	100	93

VIRGINIA 0.2%
Chesterfield County, Virginia Economic Development Authority Revenue Bonds, Series 2012
5.125% due 01/01/2043	1,000	1,014

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,635	3,944

Total Municipal Bonds & Notes (Cost $7,276)		8,100

MORTGAGE-BACKED SECURITIES 1.9%
Adjustable Rate Mortgage Trust
2.471% due 10/25/2035	207	185
American Home Mortgage Assets Trust
0.385% due 09/25/2046 ^	75	3
1.035% due 11/25/2046	867	482
6.250% due 06/25/2037	352	241
Banc of America Alternative Loan Trust
0.555% due 05/25/2035	84	64
Banc of America Funding Trust
2.622% due 03/20/2036 ^	290	254
Bear Stearns ALT-A Trust
2.315% due 01/25/2035	11	10
Citigroup Mortgage Loan Trust, Inc.
2.514% due 11/25/2035	919	919
Countrywide Alternative Loan Trust
0.335% due 05/25/2047	48	41
0.364% due 03/20/2046	74	59
0.415% due 07/25/2046 ^	389	182
1.115% due 12/25/2035	130	109
5.264% due 10/25/2035 ^	92	77
Countrywide Home Loan Mortgage Pass-Through Trust
0.475% due 03/25/2035	328	315
6.000% due 05/25/2036 ^	158	149
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^	680	441
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	104	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
0.403% due 03/19/2045	$51	$47
First Horizon Alternative Mortgage Securities Trust
2.239% due 09/25/2035	733	651
6.000% due 05/25/2036	154	133
GMAC Mortgage Corp. Loan Trust
2.951% due 04/19/2036	511	456
GSR Mortgage Loan Trust
2.634% due 05/25/2035	1,362	1,248
2.694% due 11/25/2035	169	167
2.789% due 04/25/2035	5	5
HarborView Mortgage Loan Trust
0.343% due 01/19/2038	40	34
0.393% due 03/19/2036	698	511
IndyMac Mortgage Loan Trust
4.549% due 09/25/2035	126	112
JPMorgan Mortgage Trust
2.165% due 07/27/2037	641	557
2.583% due 07/25/2035	198	199
6.000% due 08/25/2037 ^	187	168
Residential Accredit Loans, Inc. Trust
0.485% due 03/25/2037	522	199
5.500% due 02/25/2036 ^	453	361
Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	158	142
Structured Asset Mortgage Investments Trust
0.375% due 05/25/2036	47	35
WaMu Mortgage Pass-Through Certificates Trust
0.885% due 05/25/2047	555	483
1.794% due 10/25/2036 ^	327	278
4.623% due 07/25/2037 ^	313	296
Wells Fargo Mortgage-Backed Securities Trust
2.613% due 03/25/2035	479	473

Total Mortgage-Backed Securities (Cost $8,604)		10,193

ASSET-BACKED SECURITIES 2.6%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	10,570	11,114
Carrington Mortgage Loan Trust
0.305% due 08/25/2036	100	63
Credit-Based Asset Servicing and Securitization LLC
4.149% due 01/25/2037 ^	1,147	640
GSAMP Trust
0.305% due 08/25/2036	92	70
Mid-State Trust
7.791% due 03/15/2038	21	21
Morgan Stanley ABS Capital, Inc. Trust
0.295% due 05/25/2037	183	126
Option One Mortgage Loan Trust Asset-Backed Certificates
1.130% due 08/25/2033	105	96
Residential Asset Securities Corp. Trust
0.305% due 08/25/2036	65	60
6.980% due 09/25/2031	1,805	1,760

Total Asset-Backed Securities (Cost $12,333)		13,950

SOVEREIGN ISSUES 0.5%
Ukraine Government International Bond
9.250% due 07/24/2017	3,000	2,651

Total Sovereign Issues (Cost $2,834)		2,651

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	81

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.6%

FINANCIALS 1.3%
Banca Monte dei Paschi di Siena SpA (c)	1,000,000	$1,319
CIT Group, Inc. (h)	31,331	1,440
EME Reorganization Trust (h)	11,455,839	1,576
Hipotecaria Su Casita S.A. de C.V. (c)	78,886	0
Nationstar Mortgage Holdings, Inc. (c)	45,600	1,561
PHH Corp. (c)(h)	55,000	1,230

		7,126

HEALTH CARE 1.3%
NVHL S.A. ‘A’ (c)(f)	231,498	672
NVHL S.A. ‘B’ (c)(f)	231,498	672
NVHL S.A. ‘C’ (c)(f)	231,498	672
NVHL S.A. ‘D’ (c)(f)	231,498	672
NVHL S.A. ‘E’ (c)(f)	231,498	672
NVHL S.A. ‘F’ (c)(f)	231,498	673
NVHL S.A. ‘G’ (c)(f)	231,498	673
NVHL S.A. ‘H’ (c)(f)	231,498	673
NVHL S.A. ‘I’ (c)(f)	231,498	673
NVHL S.A. ‘J’ (c)(f)	231,498	673

		6,725

Total Common Stocks (Cost $14,529)		13,851

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

CONSUMER STAPLES 0.0%
Throwdown Industry - Exp. 06/12/17	1	$6

Total Warrants (Cost $0)		6

PREFERRED SECURITIES 3.8%

BANKING & FINANCE 3.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	12,000	15,034
FelCor Lodging Trust, Inc.
8.000% due 10/30/2014 (e)	20,000	508
GMAC Capital Trust
8.125% due 02/15/2040	160,000	4,258

Total Preferred Securities (Cost $16,533)		19,800

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS (g) 2.4%
		12,833

U.S. TREASURY BILLS 1.3%
0.034% due 10/30/2014 - 03/19/2015 (d)(h)(k)(m)	$6,708	6,708

Total Short-Term Instruments (Cost $20,032)		19,541

Total Investments in Securities (Cost $818,154)		823,414

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.8%

SHORT-TERM INSTRUMENTS 3.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.8%
PIMCO Short-Term Floating NAV Portfolio	2,000,944	$20,021

Total Short-Term Instruments (Cost $20,021)		20,021

Total Investments in Affiliates (Cost $20,021)		20,021

Total Investments 159.3% (Cost $838,175)		$843,435

Financial Derivative Instruments (j)(l) 0.8% (Cost or Premiums, net $4,369)		4,227

Other Assets and Liabilities, net (60.1%)		(318,225)

Net Assets 100.0%		$529,437

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’			03/09/2012 - 05/01/2013	$723	$672	0.13%
NVHL S.A. ‘B’			03/09/2012 - 05/01/2013	723	672	0.13%
NVHL S.A. ‘C’			03/09/2012 - 05/01/2013	723	672	0.13%
NVHL S.A. ‘D’			03/09/2012 - 05/01/2013	723	672	0.13%
NVHL S.A. ‘E’			03/09/2012 - 05/01/2013	724	672	0.13%
NVHL S.A. ‘F’			03/09/2012 - 05/01/2013	724	673	0.13%
NVHL S.A. ‘G’			03/09/2012 - 05/01/2013	724	673	0.13%
NVHL S.A. ‘H’			03/09/2012 - 05/01/2013	724	673	0.13%
NVHL S.A. ‘I’			03/09/2012 - 05/01/2013	724	673	0.13%
NVHL S.A. ‘J’			03/09/2012 - 05/01/2013	724	673	0.13%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	5,000	5,074	0.96%
Throwdown Industries, Inc.	14.000%	06/12/2017	06/10/2014 - 09/12/2014	2,519	2,514	0.47%

				$14,755	$14,313	2.70%

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BRC	(1.250%)	02/07/2013	02/04/2015	$6,594	Credit Agricole S.A. 5.125% due 04/18/2023	$(8,379)	$8,329	$8,329
SBI	(0.350%)	02/07/2013	02/04/2015	3,566	Barclays Bank PLC 4.875% due 08/13/2019	(4,546)	4,504	4,476

Total Repurchase Agreements						$(12,925)	$12,833	$12,805

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(3.500%)	09/18/2014	09/17/2016	$	(1,810)	$(1,808)
	0.600%	07/16/2014	10/16/2014		(12,165)	(12,181)
	0.650%	09/12/2014	10/14/2014		(1,958)	(1,959)
	0.650%	09/15/2014	10/15/2014		(3,487)	(3,488)
BPG	0.340%	09/18/2014	10/20/2014		(1,104)	(1,104)
CFR	0.400%	09/23/2014	10/24/2014	EUR	(2,774)	(3,503)
	0.650%	09/11/2014	10/13/2014		(8,530)	(10,778)
	0.650%	09/17/2014	10/13/2014		(4,093)	(5,171)
DEU	0.590%	07/02/2014	10/02/2014	$	(4,450)	(4,457)
	0.590%	07/03/2014	10/03/2014		(5,380)	(5,388)
	0.590%	07/16/2014	10/15/2014		(1,857)	(1,859)
	0.590%	09/17/2014	10/15/2014		(925)	(925)
	0.620%	08/21/2014	11/21/2014		(26,262)	(26,281)
	0.620%	08/27/2014	12/01/2014		(7,100)	(7,104)
	0.620%	08/29/2014	12/02/2014		(4,824)	(4,827)
	0.620%	09/02/2014	12/02/2014		(7,099)	(7,103)
	0.620%	09/10/2014	12/09/2014		(4,730)	(4,732)
	0.620%	09/12/2014	12/12/2014		(11,300)	(11,304)
	0.620%	09/17/2014	12/02/2014		(1,331)	(1,331)
	0.620%	10/02/2014	11/21/2014		(1,604)	(1,604)
	0.620%	10/02/2014	12/01/2014		(2,944)	(2,944)
	0.620%	10/03/2014	12/02/2014		(1,107)	(1,107)
	0.620%	10/07/2014	12/02/2014		(1,135)	(1,135)
	0.650%	09/15/2014	12/15/2014		(21,064)	(21,070)
	0.650%	09/15/2014	12/16/2014		(12,805)	(12,809)
	0.650%	09/16/2014	12/15/2014		(706)	(706)
	0.650%	09/18/2014	12/16/2014		(188)	(188)
	0.650%	09/24/2014	12/23/2014		(9,156)	(9,157)
	0.650%	10/02/2014	12/16/2014		(2,320)	(2,320)
	0.650%	10/03/2014	12/15/2014		(1,920)	(1,920)
	0.650%	10/03/2014	12/16/2014		(1,507)	(1,507)
	0.650%	10/07/2014	12/15/2014		(1,628)	(1,628)
RBC	0.596%	08/19/2014	11/19/2014		(4,191)	(4,194)
	0.600%	07/18/2014	10/17/2014		(3,792)	(3,797)
	0.600%	08/18/2014	11/18/2014		(1,796)	(1,797)
	0.600%	08/27/2014	12/01/2014		(14,167)	(14,175)
	0.600%	09/10/2014	12/09/2014		(10,873)	(10,877)
	0.600%	10/06/2014	12/01/2014		(855)	(855)
	0.600%	10/07/2014	12/01/2014		(881)	(881)
	0.700%	09/16/2014	03/16/2015		(5,716)	(5,718)
	0.700%	09/18/2014	03/18/2015		(4,230)	(4,231)
	0.700%	09/22/2014	03/23/2015		(1,924)	(1,924)
RYL	0.750%	07/28/2014	10/28/2014	GBP	(8,606)	(13,972)
	0.750%	08/13/2014	10/28/2014		(3,689)	(5,988)
UBS	0.350%	09/12/2014	10/10/2014	$	(1,238)	(1,238)
	0.450%	09/12/2014	10/10/2014		(3,153)	(3,154)
	0.500%	08/19/2014	10/20/2014		(7,737)	(7,742)
	0.500%	09/12/2014	10/10/2014		(5,116)	(5,117)
	0.500%	09/17/2014	10/10/2014		(1,870)	(1,870)
	0.500%	09/24/2014	11/24/2014		(2,628)	(2,628)
	0.500%	10/06/2014	10/20/2014		(1,285)	(1,285)
	0.500%	10/07/2014	10/10/2014		(1,685)	(1,685)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	83

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	0.540%	09/23/2014	12/23/2014	$	(9,412)	$(9,413)
	0.540%	10/03/2014	10/07/2014		(5,728)	(5,728)
	0.540%	10/07/2014	12/23/2014		(3,761)	(3,761)
	0.550%	08/19/2014	10/20/2014		(10,139)	(10,147)
	0.550%	09/24/2014	11/24/2014		(1,239)	(1,239)
	0.550%	10/02/2014	10/20/2014		(2,819)	(2,819)
	0.550%	10/03/2014	10/20/2014		(2,852)	(2,852)
	0.600%	08/11/2014	11/12/2014		(13,833)	(13,845)
	0.600%	08/19/2014	10/20/2014		(4,849)	(4,853)
	0.600%	09/12/2014	10/03/2014		(3,012)	(3,013)
	0.600%	09/18/2014	12/18/2014		(3,138)	(3,139)
	0.600%	10/03/2014	12/12/2014		(2,008)	(2,008)
	0.650%	09/12/2014	12/12/2014		(1,350)	(1,350)
	0.650%	09/23/2014	03/23/2015		(2,826)	(2,826)
	0.650%	09/24/2014	11/24/2014		(4,276)	(4,277)
	0.700%	09/18/2014	12/18/2014		(3,740)	(3,741)
	0.700%	09/23/2014	03/23/2015		(8,429)	(8,430)

Total Reverse Repurchase Agreements						$(349,967)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $260,695 at a weighted average interest rate of 0.583%.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
BPS	Credit Agricole S.A.	5.125%	04/18/2023	EUR 5,000	$(7,993)	$(8,379)
JML	Barclays Bank PLC	4.875%	08/13/2019	3,000	(4,743)	(4,548)

					$ (12,736)	$ (12,927)

(3)	Payable for short sales includes $182 of accrued interest.

(h)	Securities with an aggregate market value of $4,332 and cash of $3,330 have been pledged as collateral as of September 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

SHORT SALES:

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
GSC	Alcoa, Inc.	100,000	$(1,213)	$(1,609)
	Societe Generale S.A.	60,000	(3,756)	(3,063)

			$(4,969)	$(4,672)

Total Short Sales			$(17,705)	$(17,599)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(i)	Securities with an aggregate market value of $381,290 and cash of $1,871 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(19,436)	$0	$0	$(19,435)	$21,182	$(1,747)
BPG	0	(1,104)	0	0	(1,104)	1,193	89
BRC	8,329	0	0	0	8,329	(8,379)	(50)
CFR	0	(19,452)	0	0	(19,453)	21,170	(1,717)
DEU	0	(133,406)	0	0	(133,406)	146,487	13,081
RBC	0	(48,449)	0	0	(48,449)	53,756	5,307
RYL	0	(19,960)	0	0	(19,960)	20,861	901
SBI	4,476	0	0	0	4,475	(4,546)	(71)
UBS	0	(108,160)	0	0	(108,159)	118,172	10,013

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Master Securities Forward Transaction Agreement
BPS	$0	$0	$0	$(8,379)	$(8,379)	$0	$(8,379)
JML	0	0	0	(4,548)	(4,548)	0	(4,548)

Prime Brokerage Agreement
GSC	0	0	0	(4,672)	(4,672)	7,662	2,990

Total Borrowings and Other Financing Transactions	$12,805	$(349,967)	$0	$(17,599)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December Futures	$112.000	11/21/2014	117	$1	$2
Put - CBOT U.S. Treasury 10-Year Note December Futures	113.000	11/21/2014	500	5	7

				$6	$9

Total Purchased Options				$6	$9

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	200	$78	$5	$0
90-Day Eurodollar March Futures	Short	03/2016	250	124	13	0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2014	165	(0)	0	0
E-mini S&P 500 Index December Futures	Short	12/2014	209	230	42	0
Euro-Bund 10-Year Bond December Futures	Short	12/2014	165	(132)	0	(54)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	617	(558)	0	(78)
U.S. Treasury 30-Year Bond December Futures	Short	12/2014	44	48	18	0

Total Futures Contracts				$(210)	$77	$(132)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-20 5-Year Index	(5.000%	)	06/20/2018	$15,345	$(1,147)	$(656)	$0	$(73)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$34,100	$1,277	$722	$36	$0

Total Swap Agreements					$130	$66	$36	$(73)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	85

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(k)	Securities with an aggregate market value of $3,230 and cash of $524 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$77	$36	$122	$0	$(132)	$(73)	$(205)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	1,538	$		1,396	$23	$0
	10/2014	$		149		EUR	115	0	(4)
	12/2014		GBP	6,422	$		10,372	0	(33)

BPS	10/2014		EUR	257			339	15	0
	11/2014		CHF	602			643	12	0

BRC	10/2014		EUR	3,813			4,914	98	0
	10/2014	$		6,909		EUR	5,336	0	(170)

CBK	10/2014			2,106			1,630	0	(47)

DUB	11/2014		EUR	1,492	$		1,902	18	0

GLM	10/2014			3,099			4,007	93	0
	12/2014		GBP	566			911	0	(6)

JPM	10/2014	$		2,265		EUR	1,750	0	(55)
	11/2014		CHF	5,524	$		6,005	217	0
	11/2014		EUR	1,872			2,376	11	0
	12/2014		GBP	4,691			7,562	0	(38)

MSC	10/2014		EUR	30,165			39,815	1,715	0

UAG	10/2014	$		36,455		EUR	28,503	0	(455)
	11/2014		EUR	28,503	$		36,463	455	0

Total Forward Foreign Currency Contracts								$2,657	$(808)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Telefonaktiebolaget LM Ericsson	(1.000%	)	09/20/2017	0.239%	EUR	5,000	$147	$(292)	$0	$(145)

BPS	Staples, Inc.	(1.000%	)	09/20/2018	1.534%	$	8,000	208	(47)	161	0

BRC	JPMorgan Chase & Co.	(1.000%	)	12/20/2016	0.334%		3,000	87	(132)	0	(45)

CBK	Assured Guaranty Corp.	(5.000%	)	12/20/2015	1.137%		1,500	(60)	(13)	0	(73)
	Assured Guaranty Corp.	(5.000%	)	12/20/2016	1.757%		2,000	(73)	(71)	0	(144)
	Turkey Government International Bond	(1.000%	)	03/20/2019	1.853%		5,400	377	(185)	192	0

DUB	Assured Guaranty Corp.	(5.000%	)	06/20/2016	1.538%		3,000	(260)	79	0	(181)
	Gannett Co., Inc.	(5.000%	)	06/20/2016	0.784%		15,000	(1,288)	180	0	(1,108)
	MBIA, Inc.	(5.000%	)	06/20/2016	2.596%		3,000	(242)	117	0	(125)

GST	ArcelorMittal	(1.000%	)	06/20/2024	3.594%	EUR	2,000	527	(28)	499	0
	AutoZone, Inc.	(1.000%	)	12/20/2016	0.140%	$	3,000	(45)	(13)	0	(58)
	Best Buy Co., Inc.	(5.000%	)	03/20/2015	0.387%		2,000	140	(186)	0	(46)
	MBIA, Inc.	(5.000%	)	12/20/2015	1.889%		1,500	11	(70)	0	(59)
	MBIA, Inc.	(5.000%	)	12/20/2016	2.980%		2,000	45	(133)	0	(88)
	Turkey Government International Bond	(1.000%	)	03/20/2019	1.853%		1,600	116	(59)	57	0

JPM	Alcoa, Inc.	(1.000%	)	03/20/2019	1.341%		6,000	195	(109)	86	0

MYC	MBIA, Inc.	(5.000%	)	06/20/2017	3.704%		2,000	(166)	98	0	(68)

								$(281)	$(864)	$995	$(2,140)

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Altice Finco S.A.	5.000%	06/20/2019	3.868%	EUR	3,000	$111	$77	$188	$0

CBK	Ally Financial, Inc.	5.000%	09/20/2015	0.805%	$	20,000	1,151	(307)	844	0
	CIT Group, Inc.	5.000%	09/20/2015	0.833%		38,000	2,071	(476)	1,595	0
	Dell, Inc.	1.000%	06/20/2019	2.055%		6,000	(661)	384	0	(277)
	Dell, Inc.	1.000%	09/20/2021	3.018%		5,000	(609)	13	0	(596)
	HCA, Inc.	5.000%	03/20/2015	0.418%		8,000	277	(93)	184	0
	International Lease Finance Corp.	5.000%	09/20/2015	0.912%		12,000	669	(176)	493	0
	Navient LLC	5.000%	09/20/2015	0.853%		12,000	677	(175)	502	0
	Springleaf Finance Corp.	5.000%	09/20/2015	0.901%		10,000	520	(107)	413	0

DUB	International Lease Finance Corp.	5.000%	06/20/2020	2.361%		1,675	168	56	224	0

GST	Greece Government International Bond	1.000%	09/20/2015	3.973%		300	(10)	1	0	(9)
	NRG Energy, Inc.	5.000%	06/20/2017	1.461%		2,000	(120)	311	191	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.976%		2,500	(39)	216	177	0

MYC	GenOn Energy, Inc.	5.000%	12/20/2014	1.018%		300	(30)	33	3	0

UAG	Sprint Communications, Inc.	1.000%	06/20/2019	3.023%		2,800	(507)	264	0	(243)

							$3,668	$21	$4,814	$(1,125)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
MYC	iTraxx Europe 15 5-Year Index 9-12%	(1.000%	)	06/20/2016	EUR 5,000	$976	$(1,059)	$0	$(83)

Total Swap Agreements						$4,363	$(1,902)	$5,809	$(3,348)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(m)	Securities with an aggregate market value of $2,128 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$23	$0	$0	$23	$(37)	$0	$(145)	$(182)	$(159)	$261	$102
BPS	27	0	161	188	0	0	0	0	188	0	188
BRC	98	0	188	286	(170)	0	(45)	(215)	71	(220)	(149)
CBK	0	0	4,223	4,223	(47)	0	(1,090)	(1,137)	3,086	(3,040)	46
DUB	18	0	224	242	0	0	(1,414)	(1,414)	(1,172)	1,216	44
GLM	93	0	0	93	(6)	0	0	(6)	87	0	87
GST	0	0	924	924	0	0	(260)	(260)	664	(650)	14

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	87

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
JPM	$228	$0	$86	$314	$(93)	$0	$0	$(93)	$221	$0	$221
MSB	0	0	0	0	0	0	0	0	0	(1,360)	(1,360)
MSC	1,715	0	0	1,715	0	0	0	0	1,715	0	1,715
MYC	0	0	3	3	0	0	(151)	(151)	(148)	269	121
UAG	455	0	0	455	(455)	0	(243)	(698)	(243)	361	118

Total Over the Counter	$2,657	$0	$5,809	$8,466	$(808)	$0	$(3,348)	$(4,156)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	42	0	35	77
Swap Agreements	0	0	0	0	36	36

	$0	$0	$42	$0	$80	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,657	$0	$2,657
Swap Agreements	0	5,809	0	0	0	5,809

	$0	$5,809	$0	$2,657	$0	$8,466

	$0	$5,809	$42	$2,657	$80	$8,588

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$132	$132
Swap Agreements	0	73	0	0	0	73

	$0	$73	$0	$0	$132	$205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$808	$0	$808
Swap Agreements	0	3,348	0	0	0	3,348

	$0	$3,348	$0	$808	$0	$4,156

	$0	$3,421	$0	$808	$132	$4,361

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	(2,047)	0	(1,074)	(3,121)
Swap Agreements	0	(539)	0	0	(301)	(840)

	$0	$(539)	$(2,047)	$0	$(1,380)	$(3,966)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,739	$0	$1,739
Swap Agreements	0	(386)	0	0	0	(386)

	$0	$(386)	$0	$1,739	$0	$1,353

	$0	$(925)	$(2,047)	$1,739	$(1,380)	$(2,613)

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	560	0	67	627
Swap Agreements	0	521	0	0	(688)	(167)

	$0	$521	$560	$0	$(617)	$464

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,271	$0	$2,271
Swap Agreements	0	674	0	0	0	674

	$0	$674	$0	$2,271	$0	$2,945

	$0	$1,195	$560	$2,271	$(617)	$3,409

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$206,593	$0	$206,593
Corporate Bonds & Notes
Banking & Finance	0	214,470	7,500	221,970
Industrials	0	237,319	14,123	251,442
Utilities	0	55,015	302	55,317
Municipal Bonds & Notes
Arizona	0	1,944	0	1,944
California	0	1,105	0	1,105
New York	0	93	0	93
Virginia	0	1,014	0	1,014
West Virginia	0	3,944	0	3,944
Mortgage-Backed Securities	0	10,193	0	10,193
Asset-Backed Securities	0	2,836	11,114	13,950
Sovereign Issues	0	2,651	0	2,651
Common Stocks
Financials	7,126	0	0	7,126
Health Care	0	0	6,725	6,725
Warrants
Consumer Staples	0	0	6	6
Preferred Securities
Banking & Finance	4,258	15,542	0	19,800
Short-Term Instruments
Repurchase Agreements	0	12,833	0	12,833
U.S. Treasury Bills	0	6,708	0	6,708
	$11,384	$772,260	$39,770	$823,414

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20,021	$0	$0	$20,021

Total Investments	$31,405	$772,260	$39,770	$843,435

Short Sales, at Value - Liabilities
Common Stocks	(4,672)	0	0	(4,672)
Corporate Bonds & Notes	0	(12,927)	0	(12,927)
	$(4,672)	$(12,927)	$0	$(17,599)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	77	45	0	122
Over the counter	0	8,466	0	8,466
	$77	$8,511	$0	$8,588

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(132)	(73)	0	(205)
Over the counter	0	(4,156)	0	(4,156)
	$(132)	$(4,229)	$0	$(4,361)

Totals	$26,678	$763,615	$39,770	$830,063

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$23,202	$15,455	$0	$5	$0	$161	$0	$(31,323)	$7,500	$142
Industrials	2,456	12,519	(909)	0	81	(24)	0	0	14,123	53
Utilities	1,348	0	(894)	1	7	(160)	0	0	302	(33)
Asset-Backed Securities	11,184	0	(524)	22	24	408	0	0	11,114	436
Common Stocks
Health Care	7,335	0	0	0	0	(610)	0	0	6,725	(610)
Warrants
Consumer Staples	0	0	0	0	0	6	0	0	6	6

	$45,525	$27,974	$(2,327)	$28	$112	$(219)	$0	$(31,323)	$39,770	$(6)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	89

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

September 30, 2014 (Unaudited)

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (2)
Financial Derivative Instruments - Assets
Over the counter	$248	$0	$0	$0	$0	$(32)	$0	$(216)	$0	$0

Totals	$45,773	$27,974	$(2,327)	$28	$112	$(251)	$0	$(31,539)	$39,770	$(6)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$7,500	Other Valuation Techniques	Liquidity Discount	100.00
Industrials	12,584	Benchmark Pricing	Base Price	100.00-102.67
	1,539	Third Party Vendor	Broker Quote	102.50-112.00
Utilities	302	Third Party Vendor	Broker Quote	102.50
Asset-Backed Securities	11,114	Benchmark Pricing	Base Price	106.00
Common Stocks
Health Care	6,725	Indicative Market Quotation	Broker Quote	$2.30
Warrants
Consumer Staples	6	Other Valuation Techniques (3)	—	—

Total	$39,770

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Portfolio

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.7%

BANK LOAN OBLIGATIONS 4.5%
Activision Blizzard, Inc.
3.250% due 10/12/2020	$1,780	$1,778
Avago Technologies Ltd.
3.750% due 05/06/2021	9,577	9,502
Crown Castle International Corp.
3.000% due 01/31/2019	3,287	3,251
3.000% due 01/31/2021	34,343	33,937
CSC Holdings, Inc.
2.654% due 04/17/2020	2,986	2,899
Delos Finance SARL
3.500% due 03/06/2021	36,110	35,777
Delta Air Lines, Inc.
TBD% due 09/30/2019	20,000	20,000
Las Vegas Sands LLC
3.250% due 12/18/2020	37,322	37,120
NRG Energy, Inc.
2.750% due 07/02/2018	7,960	7,826
RPI Finance Trust
3.250% due 05/09/2018	5,297	5,298
WR Grace & Co.
1.000% - 3.000% due 02/03/2021	7,912	7,868

Total Bank Loan Obligations (Cost $166,268)		165,256

CORPORATE BONDS & NOTES 81.7%

BANKING & FINANCE 56.7%
Abbey National Treasury Services PLC
3.875% due 11/10/2014	1,000	1,004
AGFC Capital Trust
6.000% due 01/15/2067	3,080	2,533
AgriBank FCB
9.125% due 07/15/2019	500	637
Ally Financial, Inc.
6.750% due 12/01/2014	100	101
American Express Co.
6.800% due 09/01/2066	3,405	3,643
7.000% due 03/19/2018	400	466
American International Group, Inc.
5.050% due 10/01/2015	1,000	1,044
5.450% due 05/18/2017	8,490	9,362
5.850% due 01/16/2018	29,285	32,973
8.175% due 05/15/2068	22,385	30,276
8.250% due 08/15/2018	2,250	2,751
American Tower Corp.
3.400% due 02/15/2019	1,014	1,037
4.500% due 01/15/2018	500	533
5.050% due 09/01/2020	400	434
7.250% due 05/15/2019	1,800	2,150
AvalonBay Communities, Inc.
3.625% due 10/01/2020	293	305
AXA S.A.
6.463% due 12/14/2018 (d)	10,000	10,544
Banco Continental S.A. Via Continental Senior Trustees Ltd.
5.750% due 01/18/2017	9,300	10,021
Banco do Brasil S.A.
3.875% due 10/10/2022	200	186
Banco Santander Brasil S.A.
4.625% due 02/13/2017	31,825	33,377
Banco Santander Chile
1.134% due 04/11/2017	5,000	5,018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp.
2.600% due 01/15/2019	$2,717	$2,714
2.650% due 04/01/2019	6,700	6,692
4.000% due 04/01/2024	3,950	3,997
5.625% due 10/14/2016	450	488
5.650% due 05/01/2018	11,515	12,821
5.700% due 05/02/2017	210	230
5.750% due 12/01/2017	25	28
6.000% due 09/01/2017	22,600	25,187
6.400% due 08/28/2017	44,800	50,440
6.500% due 08/01/2016	3,440	3,756
6.875% due 04/25/2018	58,360	67,377
6.875% due 11/15/2018	800	936
7.625% due 06/01/2019	4,665	5,642
Bank of America N.A.
0.514% due 06/15/2016	4,200	4,187
0.654% due 05/08/2017	2,500	2,502
5.300% due 03/15/2017	3,100	3,361
6.100% due 06/15/2017	1,000	1,114
Bank of New York Mellon Corp.
2.300% due 09/11/2019	8,100	8,041
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.644% due 03/10/2017	8,650	8,680
2.350% due 09/08/2019	10,000	9,930
2.850% due 09/08/2021	19,300	19,072
Bank One Capital
8.750% due 09/01/2030	75	105
Barclays Bank PLC
3.750% due 05/15/2024	9,000	8,964
7.625% due 11/21/2022	29,477	31,732
10.179% due 06/12/2021	8,010	10,936
BBVA Bancomer S.A.
6.500% due 03/10/2021	1,000	1,095
6.750% due 09/30/2022	200	225
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015	31,150	32,335
Bear Stearns Cos. LLC
4.650% due 07/02/2018	11,837	12,923
5.550% due 01/22/2017	7,630	8,318
7.250% due 02/01/2018	33,400	38,889
BNP Paribas S.A.
5.000% due 01/15/2021	7,300	8,122
7.195% due 06/25/2037 (d)	5,600	6,524
BPCE S.A.
0.865% due 06/17/2017	10,150	10,195
4.500% due 03/15/2025	5,700	5,547
4.625% due 07/11/2024	3,500	3,431
5.150% due 07/21/2024	4,500	4,647
5.700% due 10/22/2023	13,000	13,870
Cantor Fitzgerald LP
6.375% due 06/26/2015	2,300	2,372
7.875% due 10/15/2019	13,290	14,572
CBA Capital Trust
6.024% due 03/15/2016 (d)	8,665	9,100
Citigroup, Inc.
0.502% due 06/09/2016	1,000	995
0.774% due 03/10/2017	6,100	6,114
1.025% due 04/01/2016	12,200	12,291
1.250% due 01/15/2016	582	585
1.700% due 07/25/2016	6,100	6,164
3.953% due 06/15/2016	2,104	2,211
4.587% due 12/15/2015	10	10
4.750% due 05/19/2015	793	814
4.875% due 05/07/2015	5,000	5,126
6.000% due 08/15/2017	17,600	19,726
6.125% due 11/21/2017	6,710	7,576
8.500% due 05/22/2019	5,691	7,122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CME Group, Inc.
5.300% due 09/15/2043	$700	$804
Commonwealth Bank of Australia
2.000% due 06/18/2019 (f)	3,400	3,403
Compass Bank
2.750% due 09/29/2019	6,150	6,152
Credit Agricole S.A.
0.780% due 06/12/2017	18,000	18,034
0.814% due 06/02/2017	2,900	2,910
3.875% due 04/15/2024	5,000	5,035
8.125% due 09/19/2033	16,612	18,498
Credit Suisse
2.300% due 05/28/2019	8,700	8,621
3.625% due 09/09/2024	8,450	8,350
6.500% due 08/08/2023	13,195	14,383
DBS Bank Ltd.
0.844% due 07/15/2021	8,800	8,676
3.625% due 09/21/2022	2,580	2,667
DBS Group Holdings Ltd.
2.246% due 07/16/2019	4,100	4,063
Deutsche Annington Finance BV
3.200% due 10/02/2017	16,800	17,223
5.000% due 10/02/2023	6,555	6,980
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	907	965
Duke Realty LP
8.250% due 08/15/2019	4,100	5,087
ERP Operating LP
2.375% due 07/01/2019	9,400	9,353
Essex Portfolio LP
3.875% due 05/01/2024	3,500	3,512
First American Financial Corp.
4.300% due 02/01/2023	4,175	4,217
Ford Motor Credit Co. LLC
1.500% due 01/17/2017	3,600	3,596
2.375% due 01/16/2018	2,800	2,828
2.500% due 01/15/2016	600	611
2.750% due 05/15/2015	7,830	7,933
3.000% due 06/12/2017	7,000	7,230
3.984% due 06/15/2016	7,390	7,743
4.207% due 04/15/2016	8,956	9,369
4.250% due 02/03/2017	1,000	1,061
5.625% due 09/15/2015	13,500	14,118
6.625% due 08/15/2017	38,573	43,638
7.000% due 04/15/2015	20,400	21,105
8.000% due 12/15/2016	5,600	6,376
8.125% due 01/15/2020	6,300	7,881
12.000% due 05/15/2015	2,425	2,597
General Electric Capital Corp.
0.514% due 05/15/2017	17,150	17,192
6.375% due 11/15/2067	3,650	3,960
Goldman Sachs Group, Inc.
2.375% due 01/22/2018	2,000	2,020
2.900% due 07/19/2018	500	513
3.850% due 07/08/2024	7,400	7,370
5.375% due 03/15/2020	5,000	5,572
5.750% due 01/24/2022	4,000	4,557
5.950% due 01/18/2018	14,929	16,728
6.150% due 04/01/2018	6,150	6,939
6.250% due 09/01/2017	19,895	22,340
6.450% due 05/01/2036	8,700	10,164
7.500% due 02/15/2019	300	358
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022	9,815	11,116
6.375% due 04/15/2021	2,000	2,336
Hanover Insurance Group, Inc.
6.375% due 06/15/2021	2,000	2,305

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	91

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
6.000% due 11/01/2033	$1,265	$1,413
6.750% due 05/21/2018	34,030	38,562
HDFC Bank Ltd.
3.000% due 11/30/2016	1,200	1,229
Health Care REIT, Inc.
3.625% due 03/15/2016	5,248	5,447
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021	200	223
HSBC Bank PLC
0.874% due 05/15/2018	2,050	2,070
4.125% due 08/12/2020	5,500	5,926
4.750% due 01/19/2021	5,400	5,997
HSBC Bank USA N.A.
4.875% due 08/24/2020	1,625	1,798
HSBC Finance Corp.
0.664% due 06/01/2016	100	100
5.500% due 01/19/2016	2,195	2,324
6.676% due 01/15/2021	14,250	16,730
HSBC Holdings PLC
4.000% due 03/30/2022	800	843
4.875% due 01/14/2022	3,100	3,454
5.100% due 04/05/2021	1,125	1,268
6.375% due 09/17/2024 (d)	6,700	6,700
7.625% due 05/17/2032	1,230	1,660
ICICI Bank Ltd.
4.750% due 11/25/2016	6,100	6,431
ING Bank NV
0.574% due 01/04/2016	11,000	11,014
1.375% due 03/07/2016	3,400	3,421
4.125% due 11/21/2023	650	662
5.800% due 09/25/2023	36,000	39,735
Intercontinental Exchange, Inc.
4.000% due 10/15/2023	20,000	20,904
International Lease Finance Corp.
6.750% due 09/01/2016	13,630	14,754
7.125% due 09/01/2018	10,500	11,839
Intesa Sanpaolo SpA
2.375% due 01/13/2017	17,250	17,452
3.125% due 01/15/2016	7,600	7,777
5.017% due 06/26/2024	1,000	973
5.250% due 01/12/2024	1,800	1,933
6.500% due 02/24/2021	21,329	24,596
Jackson National Life Global Funding
1.250% due 02/21/2017	9,000	8,959
JPMorgan Chase & Co.
4.950% due 03/25/2020	21,519	23,810
5.000% due 07/01/2019 (d)	10,800	10,569
6.000% due 01/15/2018	1,500	1,689
6.000% due 08/01/2023 (d)	2,000	1,978
7.900% due 04/30/2018 (d)	12,000	13,086
JPMorgan Chase Bank N.A.
0.564% due 06/13/2016	26,150	26,150
5.875% due 06/13/2016	4,850	5,240
6.000% due 10/01/2017	22,550	25,232
JPMorgan Chase Capital
1.183% due 09/30/2034	3,000	2,610
Kilroy Realty LP
5.000% due 11/03/2015	200	209
Kookmin Bank
1.110% due 01/27/2017	900	907
Korea Development Bank
3.500% due 08/22/2017	11,000	11,562
3.875% due 05/04/2017	700	741
Korea Finance Corp.
2.250% due 08/07/2017	21,500	21,751
3.250% due 09/20/2016	7,700	8,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
8.500% due 12/17/2021 (d)		$10,000	$10,817
Lehman Brothers Holdings, Inc.
5.875% due 12/31/2049 ^		8,150	1,661
6.875% due 05/02/2018 ^		16,693	3,464
7.875% due 05/08/2018 ^	GBP	16,500	5,805
Lloyds Bank PLC
2.350% due 09/05/2019		$6,800	6,757
12.000% due 12/16/2024 (d)		2,250	3,319
Loews Corp.
5.250% due 03/15/2016		2,000	2,130
MassMutual Global Funding
3.600% due 04/09/2024		2,900	2,976
MetLife, Inc.
6.400% due 12/15/2066		30	34
Metropolitan Life Global Funding
0.764% due 07/15/2016		3,770	3,802
2.300% due 04/10/2019		9,400	9,371
Mizuho Bank Ltd.
2.450% due 04/16/2019		5,650	5,645
Morgan Stanley
4.100% due 01/26/2015		400	405
5.450% due 01/09/2017		14,165	15,395
5.500% due 01/26/2020		300	337
5.950% due 12/28/2017		325	364
6.250% due 08/28/2017		17,390	19,553
6.625% due 04/01/2018		16,400	18,799
MUFG Union Bank N.A.
2.250% due 05/06/2019		3,000	2,981
National City Bank
5.250% due 12/15/2016		3,000	3,255
Nationwide Building Society
4.650% due 02/25/2015		2,100	2,134
Navient LLC
3.875% due 09/10/2015		5,150	5,211
5.000% due 04/15/2015		300	305
5.050% due 11/14/2014		500	501
5.500% due 01/15/2019		5,700	5,828
5.625% due 08/01/2033		2,000	1,690
6.250% due 01/25/2016		1,600	1,665
7.250% due 01/25/2022		2,600	2,828
8.000% due 03/25/2020		8,600	9,664
8.450% due 06/15/2018		50,650	57,108
Nippon Life Insurance Co.
5.000% due 10/18/2042		3,900	4,085
Nomura Holdings, Inc.
2.000% due 09/13/2016		2,300	2,324
Nordea Bank AB
3.700% due 11/13/2014		390	392
4.875% due 01/27/2020		4,823	5,380
Omega Healthcare Investors, Inc.
4.950% due 04/01/2024		2,250	2,301
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		1,200	1,342
PNC Bank N.A.
2.250% due 07/02/2019		5,500	5,480
PPF Funding, Inc.
5.700% due 04/15/2017		3,500	3,750
Prologis LP
4.250% due 08/15/2023		2,500	2,586
Prudential Financial, Inc.
7.375% due 06/15/2019		350	427
QBE Capital Funding Ltd.
7.250% due 05/24/2041		5,000	5,457
Rabobank Group
8.375% due 07/26/2016 (d)		4,300	4,629

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.400% due 06/29/2017 (d)	$3,200	$3,532
11.000% due 06/30/2019 (d)	7,000	9,275
RCI Banque S.A.
3.500% due 04/03/2018	1,350	1,399
4.600% due 04/12/2016	12,500	13,131
Reliance Standard Life Global Funding
2.500% due 04/24/2019	9,000	9,015
Resona Bank Ltd.
5.850% due 04/15/2016 (d)	6,900	7,331
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)	26,135	29,974
Royal Bank of Scotland PLC
0.934% due 04/11/2016	5,600	5,622
9.500% due 03/16/2022	2,661	3,039
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	10,000	10,155
SL Green Realty Corp.
4.500% due 12/01/2022	6,700	6,745
5.000% due 08/15/2018	6,350	6,849
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (d)	14,000	17,290
Standard Chartered PLC
5.500% due 11/18/2014	1,915	1,929
State Bank of India
3.622% due 04/17/2019	1,000	1,016
State Street Capital Trust
1.234% due 06/01/2077	15,500	13,291
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017	1,946	2,051
Stone Street Trust
5.902% due 12/15/2015	13,900	14,733
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024	4,700	4,825
Synchrony Financial
3.000% due 08/15/2019	2,400	2,409
3.750% due 08/15/2021	1,300	1,313
Temasek Financial Ltd.
4.300% due 10/25/2019	7,550	8,296
Tiers Trust
8.125% due 09/15/2017	267	284
Toronto-Dominion Bank
0.478% due 05/02/2017	8,900	8,901
UBS AG
2.375% due 08/14/2019	10,000	9,921
5.125% due 05/15/2024	3,000	2,933
5.875% due 07/15/2016	6,047	6,548
5.875% due 12/20/2017	2,499	2,816
7.625% due 08/17/2022	8,550	9,950
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)	15,000	15,825
UDR, Inc.
3.700% due 10/01/2020	2,100	2,172
3.750% due 07/01/2024	7,550	7,549
USB Capital
3.500% due 10/31/2014 (d)	14,250	12,184
Vornado Realty LP
2.500% due 06/30/2019	8,950	8,937
Voya Financial, Inc.
2.900% due 02/15/2018	9,350	9,628
Wachovia Capital Trust
5.570% due 10/31/2014 (d)	25,010	24,353
WEA Finance LLC
3.750% due 09/17/2024	5,000	4,998
Wells Fargo & Co.
5.900% due 06/15/2024 (d)	3,750	3,830
7.980% due 03/15/2018 (d)	17,800	19,568

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Capital
5.950% due 12/01/2086	$9,000	$9,293

		2,071,312

INDUSTRIALS 14.8%
AbbVie, Inc.
1.200% due 11/06/2015	18,000	18,072
Altria Group, Inc.
2.850% due 08/09/2022	4,100	3,935
American Airlines Pass-Through Trust
5.250% due 07/31/2022	5,561	6,012
Amgen, Inc.
3.625% due 05/22/2024	4,000	3,978
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020	200	226
Apple, Inc.
2.850% due 05/06/2021	1,250	1,255
3.450% due 05/06/2024	2,000	2,023
Asciano Finance Ltd.
4.625% due 09/23/2020	4,005	4,248
Aviation Capital Group Corp.
7.125% due 10/15/2020	14,600	16,949
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	1,527	1,560
Boston Scientific Corp.
2.650% due 10/01/2018	5,430	5,489
Burlington Northern Santa Fe LLC
4.100% due 06/01/2021	5,000	5,380
8.125% due 04/15/2020	7,000	8,761
Canadian Natural Resources Ltd.
0.608% due 03/30/2016	2,600	2,607
Cielo S.A.
3.750% due 11/16/2022	9,500	8,835
CNPC General Capital Ltd.
2.750% due 05/14/2019	3,400	3,391
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	49	52
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	40	58
Comcast Corp.
5.850% due 11/15/2015	125	132
ConAgra Foods, Inc.
1.900% due 01/25/2018	2,426	2,414
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,401	3,477
4.750% due 07/12/2022	8,215	8,810
6.000% due 07/12/2020	1,022	1,089
7.250% due 05/10/2021	721	845
7.707% due 10/02/2022	29	32
9.000% due 01/08/2018	1,269	1,396
Continental Resources, Inc.
3.800% due 06/01/2024	5,650	5,547
4.500% due 04/15/2023	3,300	3,425
Covidien International Finance S.A.
6.000% due 10/15/2017	175	198
COX Communications, Inc.
3.250% due 12/15/2022	9,250	9,003
5.500% due 10/01/2015	125	131
5.875% due 12/01/2016	100	110
Crown Castle Towers LLC
6.113% due 01/15/2040	700	812
CVS Health Corp.
2.250% due 12/05/2018	2,300	2,311
CVS Pass-Through Trust
6.943% due 01/10/2030	6,074	7,409
7.507% due 01/10/2032	1,979	2,523

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
3.000% due 03/28/2016	$1,900	$1,961
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	498	552
7.750% due 06/17/2021	10,898	12,750
8.021% due 02/10/2024	335	392
Deutsche Telekom International Finance BV
5.750% due 03/23/2016	500	534
Enbridge, Inc.
3.500% due 06/10/2024	1,850	1,825
Energy Transfer Partners LP
9.700% due 03/15/2019	444	569
Ensco PLC
4.500% due 10/01/2024	3,700	3,721
Enterprise Products Operating LLC
3.350% due 03/15/2023	2,500	2,466
3.900% due 02/15/2024	700	712
6.500% due 01/31/2019	1,634	1,916
ERAC USA Finance LLC
2.350% due 10/15/2019	2,300	2,290
General Electric Co.
2.700% due 10/09/2022	6,650	6,474
Georgia-Pacific LLC
8.875% due 05/15/2031	4,000	6,002
Gerdau Trade, Inc.
5.750% due 01/30/2021	500	518
Glencore Finance Canada Ltd.
4.250% due 10/25/2022	4,000	4,016
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	3,500	3,132
Goldcorp, Inc.
3.625% due 06/09/2021	3,000	3,016
GTL Trade Finance, Inc.
5.893% due 04/29/2024	5,887	5,967
Hospira, Inc.
5.200% due 08/12/2020	4,600	4,961
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	1,300	1,273
Incitec Pivot Ltd.
4.000% due 12/07/2015	7,000	7,222
JB Hunt Transport Services, Inc.
2.400% due 03/15/2019	2,400	2,408
Kinder Morgan, Inc.
7.800% due 08/01/2031	23,385	28,413
8.050% due 10/15/2030	9,200	11,040
Lender Processing Services, Inc.
5.750% due 04/15/2023	3,550	3,727
Masco Corp.
4.800% due 06/15/2015	5,000	5,119
5.850% due 03/15/2017	2,500	2,726
6.125% due 10/03/2016	5,750	6,207
7.125% due 03/15/2020	1,000	1,155
McKesson Corp.
3.796% due 03/15/2024	8,400	8,489
Mid-America Apartments LP
3.750% due 06/15/2024	1,800	1,778
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	29,100	33,028
Mondelez International, Inc.
2.250% due 02/01/2019	1,250	1,242
Motorola Solutions, Inc.
4.000% due 09/01/2024	3,000	2,935
Mylan, Inc.
3.125% due 01/15/2023	650	622
NetApp, Inc.
3.375% due 06/15/2021	750	756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022	$3,775	$3,473
Nissan Motor Acceptance Corp.
2.350% due 03/04/2019	5,000	5,013
Northwest Pipeline LLC
5.950% due 04/15/2017	990	1,089
Odebrecht Offshore Drilling Finance Ltd.
6.750% due 10/01/2022	763	793
ONEOK Partners LP
5.000% due 09/15/2023	2,000	2,167
Owens Corning
4.200% due 12/15/2022	250	255
PepsiCo, Inc.
0.436% due 07/30/2015	1,250	1,252
Petrobras International Finance Co. S.A.
7.875% due 03/15/2019	6,700	7,715
Petrofac Ltd.
3.400% due 10/10/2018	2,800	2,881
Pioneer Natural Resources Co.
6.650% due 03/15/2017	3,000	3,351
6.875% due 05/01/2018	4,800	5,551
7.500% due 01/15/2020	3,850	4,688
Pride International, Inc.
8.500% due 06/15/2019	1,600	1,985
QVC, Inc.
4.450% due 02/15/2025	4,250	4,167
4.850% due 04/01/2024	800	821
Reed Elsevier Capital, Inc.
3.125% due 10/15/2022	278	272
Reynolds American, Inc.
6.750% due 06/15/2017	12,300	13,892
Roche Holdings, Inc.
0.574% due 09/30/2019	2,500	2,501
Rock-Tenn Co.
4.450% due 03/01/2019	2,400	2,573
Rockies Express Pipeline LLC
5.625% due 04/15/2020	21,525	22,386
Rohm & Haas Co.
6.000% due 09/15/2017	3,081	3,449
SBA Tower Trust
3.598% due 04/15/2043	27,600	27,666
Southwestern Energy Co.
4.100% due 03/15/2022	850	874
7.500% due 02/01/2018	3,500	4,092
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	7,100	7,914
TCI Communications, Inc.
8.750% due 08/01/2015	127	136
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	6,000	6,102
4.949% due 01/15/2015	14,350	14,520
6.421% due 06/20/2016	4,750	5,164
Time Warner Cable, Inc.
5.000% due 02/01/2020	2,000	2,226
6.550% due 05/01/2037	4,400	5,569
8.750% due 02/14/2019	1,200	1,512
Time Warner, Inc.
7.625% due 04/15/2031	505	683
7.700% due 05/01/2032	185	254
Transocean, Inc.
6.000% due 03/15/2018	5,992	6,467
6.500% due 11/15/2020	4,044	4,304
7.375% due 04/15/2018	3,364	3,803
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	2,454	2,847
UAL Equipment Trust AB
10.850% due 02/19/2015 ^	403	192

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	93

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UAL Pass-Through Trust
9.750% due 07/15/2018	$3,292	$3,720
UAL Pass-Through Trust AB
10.125% due 03/22/2015 ^	854	484
United Airlines Pass-Through Trust
3.750% due 03/03/2028	3,000	3,037
Universal Health Services, Inc.
7.125% due 06/30/2016	500	547
Viacom, Inc.
2.500% due 09/01/2018	5,650	5,727
Williams Partners LP
4.300% due 03/04/2024	1,000	1,022
Wynn Las Vegas LLC
5.375% due 03/15/2022	10,000	10,225
7.750% due 08/15/2020	6,700	7,144

		540,914

UTILITIES 10.2%
AEP Texas Central Co.
6.650% due 02/15/2033	300	390
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	19,750	22,268
Appalachian Power Co.
7.950% due 01/15/2020	200	252
AT&T, Inc.
4.800% due 06/15/2044	4,600	4,543
BG Energy Capital PLC
4.000% due 10/15/2021	8,000	8,385
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	1,382	1,479
BVPS Funding Corp.
8.890% due 06/01/2017	537	567
Consumers Energy Co.
5.500% due 08/15/2016	855	930
Dominion Resources, Inc.
6.000% due 11/30/2017	500	568
Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,570
Electricite de France S.A.
5.625% due 01/22/2024 (d)	4,000	4,164
Enable Midstream Partners LP
2.400% due 05/15/2019	9,250	9,165
FirstEnergy Corp.
7.375% due 11/15/2031	288	341
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	130	135
9.250% due 04/23/2019	200	230
Indiana Michigan Power Co.
7.000% due 03/15/2019	6,075	7,254
Israel Electric Corp. Ltd.
5.625% due 06/21/2018	500	532
Jersey Central Power & Light Co.
5.650% due 06/01/2017	700	768
Kentucky Power Co.
6.000% due 09/15/2017	18,600	20,971
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	2,700	2,757
KT Corp.
1.750% due 04/22/2017	7,500	7,499
Metropolitan Edison Co.
7.700% due 01/15/2019	155	186
NGPL PipeCo LLC
7.119% due 12/15/2017	22,545	22,658
Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	$750	$880
Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	10,240
Petrobras Global Finance BV
6.250% due 03/17/2024	9,000	9,430
Plains All American Pipeline LP
8.750% due 05/01/2019	2,300	2,916
PNPP Funding Corp.
9.120% due 05/30/2016	296	305
PSEG Power LLC
5.320% due 09/15/2016	14,600	15,797
Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,906
Qtel International Finance Ltd.
3.375% due 10/14/2016	500	519
Rosneft Finance S.A.
7.500% due 07/18/2016	4,200	4,389
7.875% due 03/13/2018	16,250	17,408
Sinopec Group Overseas Development Ltd.
1.014% due 04/10/2017	7,500	7,512
1.154% due 04/10/2019	8,500	8,517
Utility Contract Funding LLC
7.944% due 10/01/2016	202	218
Verizon Communications, Inc.
2.625% due 02/21/2020	3,104	3,070
4.862% due 08/21/2046	1,757	1,766
5.012% due 08/21/2054	4,821	4,865
5.150% due 09/15/2023	138,800	153,632
6.550% due 09/15/2043	4,805	6,012

		371,437

Total Corporate Bonds & Notes (Cost $2,820,067)		2,983,663

MUNICIPAL BONDS & NOTES 0.0%

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	725	905

Total Municipal Bonds & Notes (Cost $739)		905

U.S. GOVERNMENT AGENCIES 0.0%
Ginnie Mae
8.500% due 08/15/2030	23	27

Total U.S. Government Agencies (Cost $24)		27

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2023 (h)	1,689	1,673

Total U.S. Treasury Obligations (Cost $1,642)		1,673

MORTGAGE-BACKED SECURITIES 0.1%
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.480% due 01/15/2046	2,600	2,710
Structured Asset Mortgage Investments Trust
0.853% due 03/19/2034	1,671	1,649

Total Mortgage-Backed Securities (Cost $4,202)		4,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.3%
Denver Arena Trust
6.940% due 11/15/2019	$223	$226
Inwood Park CDO Ltd.
0.459% due 01/20/2021	593	591
Race Point CLO Ltd.
1.534% due 12/15/2022	5,000	5,011
Springleaf Funding Trust
3.920% due 01/16/2023	3,200	3,251

Total Asset-Backed Securities (Cost $8,939)		9,079

SOVEREIGN ISSUES 0.5%
Export-Import Bank of Korea
4.000% due 01/29/2021	6,700	7,063
5.875% due 01/14/2015	200	203
Korea Housing Finance Corp.
4.125% due 12/15/2015	1,400	1,451
Korea Land & Housing Corp.
1.875% due 08/02/2017	700	702
Spain Government International Bond
4.000% due 03/06/2018	7,300	7,793

Total Sovereign Issues (Cost $16,769)		17,212

	SHARES
COMMON STOCKS 1.0%

CONSUMER DISCRETIONARY 1.0%
Las Vegas Sands Corp.	124,501	7,745
Melco Crown Entertainment Ltd. - ADR	362,070	9,519
MGM Resorts International (a)	418,395	9,531
Wynn Resorts Ltd.	53,082	9,931

Total Common Stocks (Cost $37,180)		36,726

CONVERTIBLE PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%
Wells Fargo & Co.
7.500% (d)	27,300	32,835

Total Convertible Preferred Securities (Cost $21,287)		32,835

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Citigroup Capital
7.875% due 10/30/2040	147,300	3,965
Goldman Sachs Group, Inc.
3.750% due 10/30/2014 (d)	200,000	3,908

		7,873

UTILITIES 0.0%
SCE Trust
5.750% due 03/15/2024 (d)	20,000	525

Total Preferred Securities (Cost $9,557)		8,398

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.4%

CERTIFICATES OF DEPOSIT 3.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.976% due 10/23/2015	$500	500
0.983% due 10/23/2015	10,000	10,001
1.081% due 05/16/2016	10,000	10,036

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays Bank PLC
0.537% due 05/01/2015	$20,000	$19,999
Credit Suisse
0.444% due 01/12/2015	22,900	22,908
0.555% due 08/24/2015	6,000	5,999
0.610% due 01/28/2016	7,000	7,004
Intesa Sanpaolo SpA
1.614% due 04/11/2016	30,500	30,778
1.650% due 04/07/2015	20,600	20,675

		127,900

REPURCHASE AGREEMENTS (e) 0.0%
		575

SHORT-TERM NOTES 0.2%
Pacific Gas & Electric Co.
0.433% due 05/11/2015	7,500	7,505

U.S. TREASURY BILLS 0.7%
0.038% due 10/09/2014 - 02/26/2015 (b)(h)	26,155	26,154

Total Short-Term Instruments (Cost $161,726)		162,134

Total Investments in Securities (Cost $3,248,400)		3,422,267

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio	4,874	$49
PIMCO Short-Term Floating NAV Portfolio III	809,162	8,084

Total Short-Term Instruments (Cost $8,133)		8,133

Total Investments in Affiliates (Cost $8,133)		8,133

Total Investments 93.9% (Cost $3,256,533)		$3,430,400

Financial Derivative Instruments (g)(i) 0.7% (Cost or Premiums, net $13,512)		24,271

Other Assets and Liabilities, net 5.4%		199,995

Net Assets 100.0%		$3,654,666

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$575	U.S. Treasury Notes 1.500% due 02/28/2019	$(591)	$575	$575

Total Repurchase Agreements						$(591)	$575	$575

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
TDM	(0.500%)	08/07/2014	10/06/2014	$(3,398)	$(3,395)

Total Reverse Repurchase Agreements					$(3,395)

(2)

As of September 30, 2014, there were no open sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $10,580 at a weighted average interest rate of (0.871%).

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	95

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(f)	Securities with an aggregate market value of $3,403 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$575	$0	$0	$0	$575	$(591)	$(16)
TDM	0	(3,395)	0	0	(3,395)	3,403	8

Total Borrowings and Other Financing Transactions	$575	$(3,395)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-20 5-Year Index	1.000%	06/20/2018	$19,100	$356	$211	$16	$0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	115,600	2,087	653	117	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	738,600	12,036	81	843	0

				$14,479	$945	$976	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.700%	07/18/2024	$213,000	$(2,298)	$(1,557)	$290	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	120,000	(8,349)	(12,879)	719	0

					$(10,647)	$(14,436)	$1,009	$0

Total Swap Agreements					$3,832	$(13,491)	$1,985	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(h)	Securities with an aggregate market value of $27,827 and cash of $1,856 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,985	$1,985	$0	$0	$0	$0

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

(i)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	46,900	$3,718	$2,191

Total Purchased Options								$3,718	$2,191

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.650%	10/15/2014	$	34,300	$(33)	$(51)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.700%	12/17/2014		95,100	(152)	(273)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.700%	12/17/2014		47,800	(72)	(137)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		25,400	(52)	(23)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		15,800	(31)	(12)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		38,200	(35)	(42)

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.650%	10/15/2014		25,450	(27)	(38)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.800%	11/19/2014		25,450	(19)	(28)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		77,500	(142)	(86)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		57,750	(101)	(51)

							$(664)	$(741)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	197,100	$(3,706)	$(3,127)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 11/20/2019)	3-Month USD-LIBOR	Receive	3.200%	11/18/2014		23,600	(59)	(29)

MYC	Call - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Receive	2.910%	08/17/2015		242,900	(874)	(696)
	Put - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Pay	2.910%	08/17/2015		242,900	(874)	(981)

								$(5,513)	$(4,833)

Total Written Options								$(6,177)	$(5,574)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	1,778	$311,800	$(4,611)
Sales	1,510	1,479,350	(5,095)
Closing Buys	0	0	0
Expirations	(3,138)	(376,100)	2,544
Exercised	(150)	(265,800)	985

Balance at End of Period	0	$1,149,250	$(6,177)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	CNA Financial Corp.	(0.470%	)	12/20/2014	0.094%	$ 2,000	$0	$(2)	$0	$(2)

JPM	Loews Corp.	(0.280%	)	03/20/2016	0.075%	2,000	0	(6)	0	(6)

							$0	$(8)	$0	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	97

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.324%	$ 2,400	$(13)	$66	$53	$0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%	3,700	(189)	121	0	(68)
	Caterpillar, Inc.	1.000%	03/20/2016	0.116%	3,400	47	(2)	45	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2018	0.743%	2,000	23	(3)	20	0
	Italy Government International Bond	1.000%	12/20/2018	0.890%	100	(5)	5	0	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	12,800	(221)	262	41	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%	10,000	107	74	181	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%	10,000	161	27	188	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.647%	8,000	163	(26)	137	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%	17,500	(107)	338	231	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%	3,000	51	(15)	36	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.061%	4,200	26	(6)	20	0
	Wells Fargo & Co.	1.000%	12/20/2016	0.212%	800	(36)	50	14	0

BPS	Brazil Government International Bond	1.000%	12/20/2018	1.465%	8,100	(313)	163	0	(150)
	Italy Government International Bond	1.000%	06/20/2019	0.968%	4,300	33	(25)	8	0
	Masco Corp.	5.000%	12/20/2017	0.706%	19,700	2,585	124	2,709	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.022%	3,000	(150)	42	0	(108)
	Petrobras International Finance Co.	1.000%	06/20/2019	2.380%	2,000	(154)	33	0	(121)
	Petrobras International Finance Co.	1.000%	09/20/2019	2.466%	1,900	(99)	(28)	0	(127)
	Whirlpool Corp.	1.000%	03/20/2019	0.631%	10,600	5	167	172	0

BRC	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%	20,000	370	79	449	0
	Ford Motor Co.	5.000%	12/20/2015	0.234%	1,550	166	(74)	92	0
	Ford Motor Co.	5.000%	09/20/2017	0.591%	10,000	1,252	57	1,309	0
	Ford Motor Co.	5.000%	12/20/2017	0.632%	30,000	3,863	337	4,200	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.202%	8,000	56	(24)	32	0
	General Electric Capital Corp.	1.000%	12/20/2017	0.393%	750	(9)	23	14	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%	32,000	465	208	673	0
	Goldman Sachs Group, Inc.	1.000%	03/20/2019	0.819%	4,000	13	19	32	0
	Italy Government International Bond	1.000%	12/20/2018	0.890%	100	(5)	5	0	0
	MetLife, Inc.	1.000%	09/20/2017	0.371%	10,000	(781)	969	188	0
	MetLife, Inc.	1.000%	12/20/2018	0.543%	11,000	0	210	210	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%	3,300	24	35	59	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	3,200	(12)	53	41	0
	Morgan Stanley	1.000%	12/20/2018	0.746%	5,000	7	46	53	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.647%	10,000	202	(30)	172	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%	1,900	(18)	43	25	0
	Toyota Motor Corp.	1.000%	03/20/2015	0.061%	3,300	15	0	15	0

CBK	Brazil Government International Bond	1.000%	12/20/2018	1.465%	3,000	(143)	87	0	(56)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.317%	9,500	(102)	217	115	0
	MetLife, Inc.	1.000%	09/20/2019	0.671%	10,000	194	(34)	160	0
	Mexico Government International Bond	1.000%	03/20/2018	0.602%	100	1	1	2	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%	6,100	(21)	99	78	0

DUB	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.324%	8,700	(35)	225	190	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%	28,750	485	161	646	0
	Commonwealth Bank of Australia	1.000%	03/20/2019	0.438%	6,700	72	94	166	0
	Ford Motor Co.	5.000%	09/20/2017	0.591%	2,000	251	11	262	0
	Ford Motor Co.	5.000%	12/20/2017	0.632%	32,500	4,022	527	4,549	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%	3,800	709	(45)	664	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%	3,000	18	(11)	7	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%	500	8	3	11	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%	16,600	(319)	372	53	0
	JPMorgan Chase & Co.	1.000%	09/20/2021	0.861%	1,700	22	(6)	16	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%	20,550	258	112	370	0
	MetLife, Inc.	1.000%	09/20/2021	0.941%	24,500	256	(158)	98	0
	Morgan Stanley	1.000%	09/20/2018	0.718%	300	4	(1)	3	0
	Morgan Stanley	1.000%	03/20/2021	1.063%	5,000	(38)	20	0	(18)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%	7,550	131	11	142	0
	Prudential Financial, Inc.	1.000%	09/20/2021	0.923%	14,700	170	(94)	76	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%	16,000	(91)	301	210	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%	100	2	0	2	0
	Whirlpool Corp.	1.000%	03/20/2019	0.631%	7,800	(75)	202	127	0

FBF	MetLife, Inc.	1.000%	03/20/2019	0.590%	2,550	32	14	46	0

GST	Continental Resources, Inc.	1.000%	06/20/2016	0.880%	1,000	13	(1)	12	0
	Enbridge, Inc.	1.000%	09/20/2017	0.450%	6,000	103	(4)	99	0
	HSBC Bank PLC	1.000%	03/20/2021	0.631%	1,300	3	26	29	0
	Italy Government International Bond	1.000%	12/20/2018	0.890%	9,300	(606)	650	44	0

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Italy Government International Bond	1.000%	03/20/2019	0.931%	$ 65,800	$(1,115)	$1,326	$211	$0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	12,500	89	(68)	21	0
	Prudential Financial, Inc.	1.000%	12/20/2018	0.529%	14,000	74	201	275	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%	11,500	(99)	250	151	0

HUS	Italy Government International Bond	1.000%	03/20/2019	0.931%	3,200	(67)	77	10	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	29,500	195	(146)	49	0
	Petrobras International Finance Co.	1.000%	06/20/2019	2.380%	2,300	(189)	51	0	(138)
	Russia Government International Bond	1.000%	06/20/2019	2.430%	1,700	(106)	2	0	(104)

JPM	Brazil Government International Bond	1.000%	12/20/2018	1.465%	2,250	(120)	78	0	(42)
	Caterpillar, Inc.	1.000%	03/20/2016	0.116%	2,200	30	(1)	29	0
	Domtar Corp.	1.000%	03/20/2019	1.539%	1,000	(19)	(4)	0	(23)
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.788%	22,000	4,179	(174)	4,005	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%	15,000	262	20	282	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%	37,100	670	(220)	450	0
	Standard Chartered PLC	1.000%	03/20/2019	0.794%	7,000	(66)	130	64	0

MYC	Barrick Gold Corp.	1.000%	12/20/2018	1.402%	2,800	(115)	71	0	(44)
	Barrick Gold Corp.	1.000%	06/20/2019	1.719%	5,100	(116)	(46)	0	(162)
	Domtar Corp.	1.000%	03/20/2019	1.539%	1,000	(23)	0	0	(23)
	Domtar Corp.	1.000%	06/20/2019	1.680%	2,500	(41)	(34)	0	(75)
	General Electric Capital Corp.	1.000%	12/20/2017	0.393%	24,500	(333)	812	479	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%	45,000	686	261	947	0
	Italy Government International Bond	1.000%	12/20/2018	0.890%	22,700	(1,073)	1,180	107	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%	10,900	83	(65)	18	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%	20,000	339	(97)	242	0

						$15,971	$9,706	$26,936	$(1,259)

Total Swap Agreements						$15,971	$9,698	$26,936	$(1,267)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$966	$966	$0	$(324)	$(68)	$(392)	$574	$(560)	$14
BPS	0	0	2,889	2,889	0	0	(506)	(506)	2,383	(2,540)	(157)
BRC	0	0	7,564	7,564	0	0	0	0	7,564	(7,590)	(26)
CBK	0	0	355	355	0	(172)	(58)	(230)	125	(310)	(185)
DUB	0	2,191	7,592	9,783	0	(3,127)	(18)	(3,145)	6,638	(6,590)	48
FBF	0	0	46	46	0	0	0	0	46	(70)	(24)
GST	0	0	842	842	0	(42)	0	(42)	800	(980)	(180)
HUS	0	0	59	59	0	0	(242)	(242)	(183)	0	(183)
JPM	0	0	4,830	4,830	0	(232)	(71)	(303)	4,527	(4,760)	(233)
MYC	0	0	1,793	1,793	0	(1,677)	(304)	(1,981)	(188)	(260)	(448)

Total Over the Counter	$0	$2,191	$26,936	$29,127	$0	$(5,574)	$(1,267)	$(6,841)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	99

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$976	$0	$0	$1,009	$1,985

Over the counter
Purchased Options	$0	$0	$0	$0	$2,191	$2,191
Swap Agreements	0	26,936	0	0	0	26,936

	$0	$26,936	$0	$0	$2,191	$29,127

	$0	$27,912	$0	$0	$3,200	$31,112

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$741	$0	$0	$4,833	$5,574
Swap Agreements	0	1,267	0	0	0	1,267

	$0	$2,008	$0	$0	$4,833	$6,841

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,159	$1,159
Futures	0	0	0	0	1,466	1,466
Swap Agreements	0	4,775	0	0	(12,381)	(7,606)

	$0	$4,775	$0	$0	$(9,756)	$(4,981)

Over the counter
Written Options	$0	$211	$0	$0	$1,173	$1,384
Swap Agreements	0	11,720	0	0	222	11,942

	$0	$11,931	$0	$0	$1,395	$13,326

	$0	$16,706	$0	$0	$(8,361)	$8,345

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(178)	$(178)
Futures	0	0	0	0	264	264
Swap Agreements	0	(827)	0	0	(4,495)	(5,322)

	$0	$(827)	$0	$0	$(4,409)	$(5,236)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,513)	$(2,513)
Written Options	0	(187)	0	0	2,555	2,368
Swap Agreements	0	(4,364)	0	0	(5)	(4,369)

	$0	$(4,551)	$0	$0	$37	$(4,514)

	$0	$(5,378)	$0	$0	$(4,372)	$(9,750)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$165,256	$0	$165,256
Corporate Bonds & Notes
Banking & Finance	0	2,069,970	1,342	2,071,312
Industrials	0	495,955	44,959	540,914
Utilities	0	369,958	1,479	371,437

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Municipal Bonds & Notes
Utah	$0	$905	$0	$905
U.S. Government Agencies	0	27	0	27
U.S. Treasury Obligations	0	1,673	0	1,673
Mortgage-Backed Securities	0	4,359	0	4,359

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Asset-Backed Securities	$0	$5,828	$3,251	$9,079
Sovereign Issues	0	17,212	0	17,212
Common Stocks
Consumer Discretionary	36,726	0	0	36,726
Convertible Preferred Securities
Banking & Finance	0	32,835	0	32,835
Preferred Securities
Banking & Finance	3,965	3,908	0	7,873
Utilities	0	525	0	525
Short-Term Instruments
Certificates of Deposit	0	127,900	0	127,900
Repurchase Agreements	0	575	0	575
Short-Term Notes	0	7,505	0	7,505
U.S. Treasury Bills	0	26,154	0	26,154
	$40,691	$3,330,545	$51,031	$3,422,267

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,133	$0	$0	$8,133

Total Investments	$48,824	$3,330,545	$51,031	$3,430,400

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,985	0	1,985
Over the counter	0	29,115	12	29,127
	$0	$31,100	$12	$31,112

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(6,841)	$0	$(6,841)

Totals	$48,824	$3,354,804	$51,043	$3,454,671

There were assets and liabilities valued at $37,268 transferred from Level 1 to Level 2 during the period ended September 30, 2014. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (2)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,198	$1,117	$(32)	$(1)	$0	$25	$0	$(965)	$1,342	$3
Industrials	44,706	3,000	(2,328)	(125)	(121)	(173)	0	0	44,959	5
Utilities	0	0	0	0	0	0	1,479	0	1,479	0
Asset-Backed Securities	3,286	0	0	3	0	(38)	0	0	3,251	(38)

	$49,190	$4,117	$(2,360)	$(123)	$(121)	$(186)	$1,479	$(965)	$51,031	$(30)

Financial Derivative Instruments - Assets
Over the counter	$0	$13	$0	$0	$0	$(1)	$0	$0	$12	$12

Totals	$49,190	$4,130	$(2,360)	$(123)	$(121)	$(187)	$1,479	$(965)	$51,043	$(18)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,342	Third Party Vendor	Broker Quote	111.84
Industrials	44,959	Third Party Vendor	Broker Quote	101.25-117.25
Utilities	1,479	Third Party Vendor	Broker Quote	107.00
Asset-Backed Securities	3,251	Benchmark Pricing	Base Price	101.64

Financial Derivative Instruments - Assets
Over the counter	12	Indicative Market Quotation	Broker Quote	1.16

Total	$51,043

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	101

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.9%

BANK LOAN OBLIGATIONS 3.6%
Activision Blizzard, Inc.
3.250% due 10/12/2020	$11,136	$11,125
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	40,312	39,999
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	2,218	2,224
Crown Castle International Corp.
3.000% due 01/31/2019	7,402	7,320
3.000% due 01/31/2021	144,941	143,229
CSC Holdings, Inc.
2.654% due 04/17/2020	15,184	14,743
Delos Finance SARL
3.500% due 03/06/2021	49,450	48,994
Delta Air Lines, Inc.
TBD% due 09/30/2019	120,293	120,292
2.233% due 04/30/2018 (e)	14,386	14,459
2.233% due 04/30/2019 (e)	17,240	17,348
Las Vegas Sands LLC
3.250% due 12/18/2020	214,527	213,365
Norwegian Air Shuttle
TBD% - 4.250% due 12/31/2014 (e)	71,105	69,872
NRG Energy, Inc.
2.750% due 07/02/2018	35,681	35,081
Rise Ltd.
4.750% due 01/31/2021 (e)	28,424	28,844
RPI Finance Trust
2.483% due 11/09/2016	289	288
3.250% due 05/09/2018	13,119	13,121
3.250% due 11/09/2018	6,542	6,540
Texas Competitive Electric Holdings Co. LLC
TBD% - 3.750% due 05/05/2016	2,088	2,092
WR Grace & Co.
1.000% - 3.000% due 02/03/2021	25,424	25,285

Total Bank Loan Obligations (Cost $818,753)		814,221

CORPORATE BONDS & NOTES 71.8%

BANKING & FINANCE 25.8%
Abbey National Treasury Services PLC
4.000% due 04/27/2016	1,000	1,046
Aflac, Inc.
6.450% due 08/15/2040	700	877
Alexandria Real Estate Equities, Inc.
4.500% due 07/30/2029	4,575	4,590
Alleghany Corp.
4.900% due 09/15/2044	7,100	7,024
American Campus Communities Operating Partnership LP
3.750% due 04/15/2023	4,200	4,149
American Express Co.
4.050% due 12/03/2042	410	390
6.800% due 09/01/2066	4,500	4,815
American Express Credit Corp.
0.784% due 03/18/2019	10,300	10,356
American International Group, Inc.
4.500% due 07/16/2044	34,400	34,123
4.875% due 06/01/2022	8,000	8,813
5.600% due 10/18/2016	1,000	1,089
6.400% due 12/15/2020	800	951
6.820% due 11/15/2037	10,000	13,392
8.175% due 05/15/2068	1,450	1,961
8.250% due 08/15/2018	19,417	23,741
American Tower Corp.
3.500% due 01/31/2023	1,100	1,048
4.700% due 03/15/2022	22,300	23,386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 02/15/2024		$1,500	$1,576
Aon PLC
4.250% due 12/12/2042		5,050	4,773
4.450% due 05/24/2043		7,550	7,336
4.600% due 06/14/2044		10,400	10,401
AyT Cedulas Cajas Global
4.750% due 05/25/2027	EUR	1,500	2,285
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017		$3,000	3,232
Banco de Credito del Peru
4.250% due 04/01/2023		23,400	23,400
5.375% due 09/16/2020		2,700	2,923
Banco de Credito e Inversiones
4.000% due 02/11/2023		6,600	6,539
Banco do Brasil S.A.
3.875% due 10/10/2022		23,950	22,273
4.500% due 01/20/2016	EUR	4,000	5,248
Banco Popolare SC
3.500% due 03/14/2019		100	131
Banco Santander Brasil S.A.
4.500% due 04/06/2015		$700	710
4.625% due 02/13/2017		9,300	9,753
Banco Santander Chile
3.875% due 09/20/2022		60,100	59,418
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		9,550	9,622
Bank of America Corp.
2.600% due 01/15/2019		7,159	7,151
3.300% due 01/11/2023		5,684	5,551
4.875% due 04/01/2044		44,100	45,907
5.000% due 05/13/2021		8,100	8,910
5.650% due 05/01/2018		32,100	35,740
5.700% due 01/24/2022		650	746
5.875% due 01/05/2021		27,100	31,130
6.000% due 09/01/2017		2,605	2,903
6.400% due 08/28/2017		18,945	21,330
6.500% due 08/01/2016		1,610	1,758
6.875% due 04/25/2018		92,365	106,637
6.875% due 11/15/2018		3,300	3,860
7.625% due 06/01/2019		23,260	28,133
7.750% due 05/14/2038		15,700	21,241
Bank of America N.A.
6.000% due 10/15/2036		1,700	2,054
Bank of Scotland PLC
6.375% due 08/16/2019	GBP	2,900	5,261
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.200% due 02/26/2023		$19,700	19,672
3.750% due 03/10/2024		11,350	11,739
Bank One Corp.
8.000% due 04/29/2027		3,600	4,829
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	18,000	23,715
Barclays Bank PLC
3.750% due 05/15/2024		$10,300	10,259
7.625% due 11/21/2022		46,050	49,573
7.750% due 04/10/2023		6,700	7,261
10.179% due 06/12/2021		10,940	14,936
14.000% due 06/15/2019 (d)	GBP	18,400	38,614
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$2,100	2,139
5.000% due 08/26/2022		9,100	9,532
BBVA Bancomer S.A.
6.500% due 03/10/2021		40,485	44,331
6.750% due 09/30/2022		21,100	23,685

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
4.650% due 07/02/2018		$2,000	$2,184
6.400% due 10/02/2017		34,900	39,508
7.250% due 02/01/2018		22,300	25,965
Berkshire Hathaway Finance Corp.
4.400% due 05/15/2042		9,050	9,182
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		25,100	25,589
BNP Paribas S.A.
7.195% due 06/25/2037 (d)		17,300	20,154
7.781% due 07/02/2018 (d)	EUR	4,000	5,970
BPCE S.A.
4.625% due 07/11/2024		$9,000	8,823
5.150% due 07/21/2024		600	620
5.700% due 10/22/2023		6,500	6,935
Brown & Brown, Inc.
4.200% due 09/15/2024		12,300	12,394
Cantor Fitzgerald LP
7.875% due 10/15/2019		11,790	12,927
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		200	227
Cedulas Fondo de Titulizacion de Activos
4.250% due 04/10/2031	EUR	6,000	8,694
Chubb Corp.
6.500% due 05/15/2038		$200	271
Citigroup, Inc.
0.785% due 08/25/2036		1,000	813
3.500% due 05/15/2023		1,600	1,536
3.875% due 10/25/2023		1,100	1,115
4.500% due 01/14/2022		25,400	27,282
6.000% due 08/15/2017		10,000	11,208
6.125% due 08/25/2036		7,100	8,166
6.625% due 06/15/2032		900	1,091
6.675% due 09/13/2043		1,500	1,845
8.125% due 07/15/2039		130,828	194,497
CME Group, Inc.
5.300% due 09/15/2043		5,025	5,773
Countrywide Capital
8.050% due 06/15/2027		2,680	3,297
Credit Agricole S.A.
3.875% due 04/15/2024		15,000	15,106
8.125% due 09/19/2033		29,800	33,183
8.375% due 10/13/2019 (d)		4,970	5,743
Credit Suisse
2.300% due 05/28/2019		1,000	991
5.750% due 09/18/2025	EUR	6,400	8,881
6.500% due 08/08/2023		$62,027	67,613
CubeSmart LP
4.800% due 07/15/2022		2,800	3,005
Deutsche Annington Finance BV
5.000% due 10/02/2023		2,200	2,343
Doctors Co.
6.500% due 10/15/2023		31,800	34,660
Dominion Gas Holdings LLC
4.800% due 11/01/2043		800	858
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		25,933	27,596
ERP Operating LP
4.500% due 07/01/2044		20,500	20,269
Fidelity National Financial, Inc.
5.500% due 09/01/2022		30,700	33,406
First American Financial Corp.
4.300% due 02/01/2023		7,100	7,172
First Union Capital
7.950% due 11/15/2029		1,000	1,282
FMR LLC
4.950% due 02/01/2033		6,800	7,489
5.150% due 02/01/2043		7,600	8,303

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Holdings LLC
9.300% due 03/01/2030		$18,175	$26,935
Ford Motor Credit Co. LLC
1.483% due 05/09/2016		6,300	6,389
3.984% due 06/15/2016		9,800	10,268
4.207% due 04/15/2016		18,050	18,883
4.250% due 02/03/2017		21,000	22,281
5.000% due 05/15/2018		7,100	7,762
5.625% due 09/15/2015		3,000	3,137
6.625% due 08/15/2017		20,750	23,475
7.000% due 04/15/2015		10,400	10,759
General Electric Capital Corp.
0.714% due 08/15/2036		4,000	3,499
3.100% due 01/09/2023		15,300	15,163
5.875% due 01/14/2038		85,600	103,459
6.150% due 08/07/2037		8,385	10,389
6.250% due 12/15/2022 (d)		17,500	18,938
6.375% due 11/15/2067		4,413	4,788
6.750% due 03/15/2032		4,500	5,916
6.875% due 01/10/2039		35,864	48,366
7.500% due 08/21/2035		42,268	59,759
Goldman Sachs Group, Inc.
2.625% due 01/31/2019		7,000	6,988
4.000% due 03/03/2024		30,800	31,066
4.800% due 07/08/2044		16,050	16,203
5.250% due 07/27/2021		17,200	19,088
5.375% due 03/15/2020		15,500	17,274
5.750% due 01/24/2022		21,400	24,378
5.950% due 01/18/2018		5,000	5,603
5.950% due 01/15/2027		210	238
6.000% due 06/15/2020		6,800	7,824
6.125% due 02/15/2033		7,400	8,882
6.150% due 04/01/2018		4,900	5,529
6.250% due 09/01/2017		17,600	19,763
6.250% due 02/01/2041		14,825	18,020
6.450% due 05/01/2036		5,600	6,542
6.750% due 10/01/2037		148,300	176,705
7.500% due 02/15/2019		92,700	110,663
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,200	7,215
6.375% due 04/15/2021		6,100	7,126
HBOS PLC
0.757% due 03/29/2016	EUR	1,054	1,334
0.933% due 09/30/2016		$1,000	1,000
5.374% due 06/30/2021	EUR	8,000	11,292
6.000% due 11/01/2033		$3,500	3,908
6.750% due 05/21/2018		20,623	23,370
HCP, Inc.
3.875% due 08/15/2024		4,200	4,124
6.750% due 02/01/2041		5,200	6,698
Health Care REIT, Inc.
6.500% due 03/15/2041		30,000	37,677
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		300	335
HSBC Bank Capital Funding Sterling LP
5.862% due 04/07/2020 (d)	GBP	2,000	3,436
HSBC Bank USA N.A.
7.000% due 01/15/2039		$15,350	20,985
HSBC Capital Funding LP
10.176% due 06/30/2030 (d)		10,922	16,492
HSBC Finance Capital Trust
5.911% due 11/30/2035		4,300	4,434
HSBC Finance Corp.
6.676% due 01/15/2021		26,375	30,965
HSBC Holdings PLC
4.000% due 03/30/2022		1,200	1,265
4.875% due 01/14/2022		3,800	4,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 04/05/2021		$32,075	$36,152
6.100% due 01/14/2042		29,550	37,431
6.375% due 09/17/2024 (d)		34,400	34,400
6.500% due 05/02/2036		21,400	26,225
6.500% due 09/15/2037		16,845	20,790
6.800% due 06/01/2038		27,300	35,134
7.350% due 11/27/2032		2,500	3,247
7.625% due 05/17/2032		11,547	15,584
HSBC USA, Inc.
3.500% due 06/23/2024		41,300	41,301
International Lease Finance Corp.
7.125% due 09/01/2018		34,300	38,673
Intesa Sanpaolo SpA
3.625% due 08/12/2015		1,100	1,124
5.017% due 06/26/2024		9,800	9,540
6.500% due 02/24/2021		10,000	11,532
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		21,900	21,462
5.500% due 08/06/2022		25,200	25,011
5.650% due 03/19/2022		20,650	20,805
5.750% due 01/22/2021		10,000	10,475
6.200% due 04/15/2020		5,700	6,156
6.200% due 12/21/2021		8,000	8,380
JPMorgan Chase & Co.
3.200% due 01/25/2023		27,400	26,783
3.250% due 09/23/2022		6,400	6,312
4.250% due 10/15/2020		31,500	33,608
4.400% due 07/22/2020		19,900	21,463
4.500% due 01/24/2022		68,500	73,524
4.625% due 05/10/2021		26,850	29,238
4.950% due 03/25/2020		6,100	6,749
5.000% due 07/01/2019 (d)		51,500	50,398
5.600% due 07/15/2041		22,750	26,138
5.625% due 08/16/2043		5,600	6,229
6.000% due 01/15/2018		1,800	2,027
6.000% due 08/01/2023 (d)		5,700	5,636
6.100% due 10/01/2024 (d)		63,200	62,757
6.125% due 04/30/2024 (d)		33,300	33,117
6.300% due 04/23/2019		15,575	18,080
6.400% due 05/15/2038		40,349	50,951
6.750% due 02/01/2024 (d)		46,292	49,046
7.900% due 04/30/2018 (d)		27,587	30,084
JPMorgan Chase Bank N.A.
0.564% due 06/13/2016		4,350	4,350
0.767% due 05/31/2017	EUR	14,300	18,053
5.375% due 09/28/2016	GBP	600	1,041
6.000% due 10/01/2017		$15,875	17,763
JPMorgan Chase Capital
1.183% due 09/30/2034		2,000	1,740
KBC Bank NV
8.000% due 01/25/2023		4,200	4,666
Kilroy Realty LP
4.250% due 08/15/2029		11,500	11,400
Korea Development Bank
3.500% due 08/22/2017		9,200	9,670
3.875% due 05/04/2017		2,000	2,117
4.000% due 09/09/2016		5,800	6,113
Korea Finance Corp.
2.250% due 08/07/2017		14,115	14,280
3.250% due 09/20/2016		1,000	1,039
LBG Capital PLC
15.000% due 12/21/2019	GBP	19,275	44,372
15.000% due 12/21/2019	EUR	8,650	16,440
Lloyds Bank PLC
7.625% due 04/22/2025	GBP	4,150	8,423
9.625% due 04/06/2023		2,200	4,861
9.875% due 12/16/2021		$400	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.000% due 12/16/2024 (d)		$200	$295
13.000% due 12/19/2021	AUD	6,900	7,121
Macquarie Bank Ltd.
6.625% due 04/07/2021		$37,200	42,453
Marsh & McLennan Cos., Inc.
4.050% due 10/15/2023		2,500	2,627
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		5,600	8,678
MetLife Capital Trust
7.875% due 12/15/2067		11,690	15,022
9.250% due 04/08/2068		42,766	61,904
MetLife, Inc.
3.600% due 04/10/2024		6,400	6,483
6.375% due 06/15/2034		250	321
10.750% due 08/01/2069		3,132	5,074
Metropolitan Life Global Funding
3.000% due 01/10/2023		1,500	1,475
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		3,000	3,116
Moody’s Corp.
5.250% due 07/15/2044		4,144	4,347
Morgan Stanley
5.375% due 10/15/2015		150	157
5.500% due 01/26/2020		900	1,011
5.500% due 07/24/2020		17,145	19,318
5.950% due 12/28/2017		700	785
6.375% due 07/24/2042		45,700	57,265
6.625% due 04/01/2018		18,900	21,665
7.300% due 05/13/2019		47,410	56,617
MUFG Union Bank N.A.
2.625% due 09/26/2018		2,950	3,002
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054		28,500	28,539
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		32,500	50,343
Navient LLC
4.280% due 01/26/2015 (e)	HKD	15,000	1,942
4.875% due 06/17/2019		$5,000	5,012
5.500% due 01/15/2019		3,300	3,374
5.625% due 08/01/2033		32,045	27,078
6.250% due 01/25/2016		4,900	5,098
7.250% due 01/25/2022		26,750	29,091
8.000% due 03/25/2020		21,750	24,442
8.450% due 06/15/2018		65,227	73,543
New York Life Insurance Co.
6.750% due 11/15/2039		12,750	16,855
Nippon Life Insurance Co.
5.000% due 10/18/2042		8,000	8,380
Nordea Bank AB
4.875% due 01/27/2020		200	223
6.125% due 09/23/2024 (d)		6,250	6,149
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		29,900	37,160
Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	501
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		6,000	5,914
Pacific Life Insurance Co.
9.250% due 06/15/2039		108,831	169,639
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		23,025	31,991
PNC Bank N.A.
4.200% due 11/01/2025		3,000	3,149
Prologis LP
4.250% due 08/15/2023		4,000	4,137
Prudential Financial, Inc.
4.600% due 05/15/2044		36,500	36,299

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	103

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 08/15/2043		$6,200	$6,570
5.200% due 03/15/2044		2,000	2,021
5.625% due 06/15/2043		7,000	7,330
5.700% due 12/14/2036		3,500	4,037
5.800% due 11/16/2041		5,000	5,813
6.200% due 11/15/2040		2,525	3,100
6.625% due 12/01/2037		700	884
6.625% due 06/21/2040		1,015	1,304
Qatari Diar Finance Co.
5.000% due 07/21/2020		9,600	10,692
QBE Capital Funding Ltd.
7.250% due 05/24/2041		10,000	10,914
Rabobank Group
4.625% due 12/01/2023		3,300	3,426
6.875% due 03/19/2020	EUR	36,400	54,768
8.375% due 07/26/2016 (d)		$4,700	5,060
8.400% due 06/29/2017 (d)		10,769	11,886
11.000% due 06/30/2019 (d)		24,800	32,860
RCI Banque S.A.
3.500% due 04/03/2018		18,850	19,529
Regions Bank
6.450% due 06/26/2037		16,145	19,028
Regions Financial Corp.
7.375% due 12/10/2037		5,470	6,953
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		3,010	3,063
SAFG Retirement Services, Inc.
5.600% due 07/31/2097		17,600	18,871
Santander Issuances S.A.U.
0.942% due 09/30/2019	EUR	3,900	4,832
1.310% due 01/31/2018	GBP	4,000	6,306
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		$28,000	28,242
5.180% due 06/28/2019		17,870	17,624
5.400% due 03/24/2017		2,500	2,539
5.499% due 07/07/2015		5,850	5,972
5.717% due 06/16/2021		12,700	12,470
6.125% due 02/07/2022		16,750	16,834
Stifel Financial Corp.
4.250% due 07/18/2024		10,000	10,080
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		8,450	8,675
Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		24,600	25,169
6.850% due 12/16/2039		69,805	90,234
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	375	673
Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$13,533	18,838
Trust F/1401
6.950% due 01/30/2044		14,000	15,295
UBS AG
4.750% due 05/22/2023		4,950	4,962
4.750% due 02/12/2026	EUR	4,600	6,097
4.875% due 08/04/2020		$2,684	2,992
5.125% due 05/15/2024		27,609	26,988
7.250% due 02/22/2022		25,375	27,177
7.625% due 08/17/2022		85,557	99,569
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		800	844
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	1,624	2,728
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$200	188
6.025% due 07/05/2022		300	287
Wachovia Corp.
0.604% due 10/15/2016		1,500	1,501
5.750% due 02/01/2018		600	677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEA Finance LLC
4.750% due 09/17/2044	$6,200	$6,300
Wells Fargo & Co.
4.100% due 06/03/2026	500	499
4.125% due 08/15/2023	16,100	16,669
4.600% due 04/01/2021	3,100	3,402
5.375% due 02/07/2035	4,900	5,661
5.375% due 11/02/2043	38,900	42,715
5.606% due 01/15/2044	4,100	4,631
5.900% due 06/15/2024 (d)	59,429	60,692
7.980% due 03/15/2018 (d)	4,500	4,947
Wells Fargo Bank N.A.
0.619% due 11/03/2014	1,326	1,326
5.850% due 02/01/2037	5,901	7,274
5.950% due 08/26/2036	800	1,005
6.600% due 01/15/2038	22,877	30,653
Wells Fargo Capital
5.950% due 12/01/2086	2,100	2,168
Weyerhaeuser Co.
6.875% due 12/15/2033	14,477	18,582
6.950% due 10/01/2027	4,500	5,571
7.125% due 07/15/2023	14,772	17,798
7.375% due 10/01/2019	29,500	35,704
7.375% due 03/15/2032	196,387	261,018
7.950% due 03/15/2025	850	1,071
8.500% due 01/15/2025	450	600

		5,858,894

INDUSTRIALS 31.6%
21st Century Fox America, Inc.
4.750% due 09/15/2044	8,100	8,165
6.150% due 03/01/2037	600	716
6.150% due 02/15/2041	51,900	61,796
6.650% due 11/15/2037	20,931	26,322
6.900% due 08/15/2039	7,229	9,320
7.750% due 12/01/2045	4,773	6,845
AbbVie, Inc.
4.400% due 11/06/2042	31,587	29,791
Actavis Funding SCS
4.850% due 06/15/2044	29,750	28,056
Actavis, Inc.
4.625% due 10/01/2042	10,000	9,172
ADT Corp.
2.250% due 07/15/2017	800	782
4.125% due 06/15/2023	2,000	1,785
4.875% due 07/15/2042	83,180	69,351
6.250% due 10/15/2021	4,750	4,928
Aetna, Inc.
4.750% due 03/15/2044	3,500	3,573
Air Canada Pass-Through Trust
4.125% due 11/15/2026	22,050	22,298
Alcoa, Inc.
5.900% due 02/01/2027	1,900	1,995
Altria Group, Inc.
2.850% due 08/09/2022	1,000	960
4.250% due 08/09/2042	8,005	7,287
5.375% due 01/31/2044	14,000	14,973
9.950% due 11/10/2038	12,747	21,141
10.200% due 02/06/2039	27,690	46,798
American Airlines Pass-Through Trust
3.700% due 04/01/2028	5,800	5,822
4.375% due 04/01/2024	1,950	1,960
4.950% due 07/15/2024	7,991	8,570
5.250% due 07/31/2022	7,169	7,749
Amgen, Inc.
4.950% due 10/01/2041	5,650	5,874
5.150% due 11/15/2041	120,042	127,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 05/15/2043	$27,890	$30,490
5.650% due 06/15/2042	25,160	28,683
6.375% due 06/01/2037	4,610	5,614
6.400% due 02/01/2039	24,450	29,991
6.900% due 06/01/2038	9,950	12,920
Anadarko Holding Co.
7.150% due 05/15/2028	14,050	18,010
Anadarko Petroleum Corp.
4.500% due 07/15/2044	10,850	10,496
6.200% due 03/15/2040	15,200	18,656
6.375% due 09/15/2017	4,200	4,757
6.450% due 09/15/2036	31,983	39,099
7.000% due 11/15/2027	1,000	1,198
7.950% due 06/15/2039	58,584	83,265
Anglo American Capital PLC
4.125% due 09/27/2022	500	494
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	2,750	2,658
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	100	130
Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	268
Apache Corp.
4.750% due 04/15/2043	500	502
5.100% due 09/01/2040	1,600	1,690
Apple, Inc.
3.850% due 05/04/2043	2,600	2,421
Archer-Daniels-Midland Co.
4.016% due 04/16/2043	10,500	10,047
Asciano Finance Ltd.
6.000% due 04/07/2023	27,900	31,614
Aviation Capital Group Corp.
3.875% due 09/27/2016	11,900	12,245
4.625% due 01/31/2018	10,100	10,537
7.125% due 10/15/2020	25,150	29,197
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	3,121	3,187
Barnabas Health, Inc.
4.000% due 07/01/2028	14,600	13,772
Barrick Gold Corp.
5.250% due 04/01/2042	20,200	18,606
Barrick Gold Finance Co.
5.800% due 11/15/2034	4,455	4,600
Barrick International Barbados Corp.
6.350% due 10/15/2036	1,300	1,382
Barrick North America Finance LLC
5.700% due 05/30/2041	30,576	29,800
5.750% due 05/01/2043	2,409	2,392
7.500% due 09/15/2038	6,200	7,374
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	17,969	18,134
BAT International Finance PLC
3.250% due 06/07/2022	1,550	1,548
BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	700	771
Boeing Co.
6.875% due 03/15/2039	2,600	3,667
Boston Scientific Corp.
6.000% due 01/15/2020	6,900	7,878
7.000% due 11/15/2035	43,837	57,038
7.375% due 01/15/2040	48,082	66,726
BRF S.A.
4.750% due 05/22/2024	14,200	14,022
British Sky Broadcasting Group PLC
3.125% due 11/26/2022	4,550	4,439
3.750% due 09/16/2024	5,500	5,500
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	38,950	38,003

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.450% due 03/15/2043	$69,500	$69,341
4.550% due 09/01/2044	4,940	4,956
4.900% due 04/01/2044	4,800	5,062
5.050% due 03/01/2041	11,900	12,829
5.750% due 05/01/2040	15,720	18,716
6.200% due 08/15/2036	800	1,008
6.530% due 07/15/2037	2,500	3,156
7.290% due 06/01/2036	800	1,093
7.950% due 08/15/2030	600	839
Cameron International Corp.
5.125% due 12/15/2043	2,300	2,468
5.950% due 06/01/2041	13,400	15,727
7.000% due 07/15/2038	16,804	22,100
Canadian Natural Resources Ltd.
6.750% due 02/01/2039	1,675	2,184
Canadian Oil Sands Ltd.
4.500% due 04/01/2022	20,400	21,694
6.000% due 04/01/2042	9,200	10,629
CareFusion Corp.
4.875% due 05/15/2044	16,000	15,816
Caterpillar, Inc.
4.750% due 05/15/2064	100	104
CBS Corp.
4.850% due 07/01/2042	14,534	14,349
4.900% due 08/15/2044	10,850	10,767
7.875% due 07/30/2030	12,315	16,730
CC Holdings GS LLC
3.849% due 04/15/2023	29,710	29,284
Celgene Corp.
4.625% due 05/15/2044	3,950	3,891
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021	1,500	1,550
Cenovus Energy, Inc.
5.200% due 09/15/2043	150	161
6.750% due 11/15/2039	16,900	21,564
CF Industries, Inc.
4.950% due 06/01/2043	5,550	5,550
China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,628
Cielo S.A.
3.750% due 11/16/2022	15,500	14,415
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	30,130	21,392
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	12,500	13,000
CNOOC Finance Ltd.
3.000% due 05/09/2023	400	373
3.875% due 05/02/2022	10,900	10,939
4.250% due 05/09/2043	17,725	16,691
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	12,921
Comcast Corp.
4.500% due 01/15/2043	2,100	2,136
4.650% due 07/15/2042	46,600	48,309
4.750% due 03/01/2044	1,600	1,695
5.650% due 06/15/2035	10,000	11,793
6.400% due 05/15/2038	380	486
6.400% due 03/01/2040	78,173	101,029
6.450% due 03/15/2037	7,300	9,360
6.550% due 07/01/2039	48,460	63,548
6.950% due 08/15/2037	26,300	35,584
7.050% due 03/15/2033	6,275	8,439
ConAgra Foods, Inc.
4.650% due 01/25/2043	3,960	3,839
7.000% due 10/01/2028	1,800	2,279
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	16,635	17,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 07/12/2022		$8,339	$8,944
6.000% due 07/12/2020		1,203	1,281
7.250% due 05/10/2021		15,373	18,025
7.566% due 09/15/2021		46	48
9.000% due 01/08/2018		5,225	5,747
Continental Resources, Inc.
3.800% due 06/01/2024		750	736
4.500% due 04/15/2023		28,800	29,892
4.900% due 06/01/2044		19,298	18,885
5.000% due 09/15/2022		10,795	11,402
Corp. Nacional del Cobre de Chile
2.250% due 07/09/2024	EUR	5,900	7,556
4.250% due 07/17/2042		$2,000	1,812
5.625% due 10/18/2043		2,200	2,427
COX Communications, Inc.
4.500% due 06/30/2043		22,291	21,089
4.700% due 12/15/2042		12,190	11,802
6.450% due 12/01/2036		2,431	2,871
8.375% due 03/01/2039		45,140	64,389
Crown Castle Towers LLC
6.113% due 01/15/2040		39,300	45,562
CSN Islands Corp.
6.875% due 09/21/2019		7,532	7,965
CSN Resources S.A.
6.500% due 07/21/2020		500	514
CVS Health Corp.
2.250% due 12/05/2018		4,800	4,823
CVS Pass-Through Trust
4.163% due 08/10/2036		11,174	11,406
4.704% due 01/10/2036		5,895	6,251
5.773% due 01/10/2033		11,329	12,836
5.880% due 01/10/2028		3,090	3,483
5.926% due 01/10/2034		33,322	38,763
6.036% due 12/10/2028		2,349	2,724
6.943% due 01/10/2030		34,940	42,618
7.507% due 01/10/2032		106,709	136,043
8.353% due 07/10/2031		16,620	22,442
Daimler Finance North America LLC
8.500% due 01/18/2031		100	151
DCP Midstream Operating LP
5.600% due 04/01/2044		16,750	18,487
Delphi Corp.
4.150% due 03/15/2024		4,100	4,192
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		2,719	2,923
6.200% due 01/02/2020		997	1,105
7.750% due 06/17/2021		9,953	11,645
Deutsche Telekom International Finance BV
4.875% due 03/06/2042		4,200	4,359
8.750% due 06/15/2030		74,450	108,834
9.250% due 06/01/2032		700	1,115
Devon Energy Corp.
4.750% due 05/15/2042		18,790	18,763
5.600% due 07/15/2041		2,949	3,299
7.950% due 04/15/2032		29,180	41,369
Devon Financing Corp. LLC
7.875% due 09/30/2031		16,080	22,291
DIRECTV Holdings LLC
5.150% due 03/15/2042		5,500	5,582
6.000% due 08/15/2040		4,400	4,959
6.375% due 03/01/2041		22,200	25,961
Discovery Communications LLC
3.300% due 05/15/2022		600	597
4.375% due 06/15/2021		8,000	8,603
4.875% due 04/01/2043		2,105	2,091
4.950% due 05/15/2042		800	804
5.625% due 08/15/2019		300	344
6.350% due 06/01/2040		3,900	4,702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dolphin Energy Ltd.
5.500% due 12/15/2021	$300	$336
Domtar Corp.
6.750% due 02/15/2044	10,575	11,564
Dow Chemical Co.
5.250% due 11/15/2041	5,255	5,471
8.550% due 05/15/2019	1,400	1,762
9.400% due 05/15/2039	45,309	72,187
Ecopetrol S.A.
5.875% due 05/28/2045	7,300	7,433
7.375% due 09/18/2043	25,300	30,626
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	33,888
El Paso Pipeline Partners Operating Co. LLC
4.700% due 11/01/2042	15,559	13,878
7.500% due 11/15/2040	21,847	27,778
Empresa de Transporte de Pasajeros Metro S.A.
4.750% due 02/04/2024	1,800	1,873
Enbridge, Inc.
4.500% due 06/10/2044	6,875	6,721
Encana Corp.
5.150% due 11/15/2041	22,050	23,284
6.500% due 08/15/2034	6,010	7,336
6.500% due 02/01/2038	44,500	54,906
6.625% due 08/15/2037	22,082	27,713
7.200% due 11/01/2031	1,650	2,135
Energy Transfer Partners LP
6.625% due 10/15/2036	7,000	8,128
7.500% due 07/01/2038	20,600	26,318
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	24,100	26,761
ENTEL Chile S.A.
4.875% due 10/30/2024	4,600	4,727
Enterprise Products Operating LLC
4.450% due 02/15/2043	100,900	97,746
4.850% due 08/15/2042	11,300	11,649
4.850% due 03/15/2044	43,055	43,904
5.100% due 02/15/2045	22,950	24,303
5.700% due 02/15/2042	15,632	17,816
5.750% due 03/01/2035	15,361	17,841
5.950% due 02/01/2041	7,513	8,975
6.125% due 10/15/2039	5,000	6,051
6.450% due 09/01/2040	2,395	2,990
6.650% due 10/15/2034	2,000	2,586
7.550% due 04/15/2038	4,000	5,485
EQT Midstream Partners LP
4.000% due 08/01/2024	10,100	9,979
ERAC USA Finance LLC
3.850% due 11/15/2024	5,000	5,021
FedEx Corp.
5.100% due 01/15/2044	5,000	5,383
Fidelity National Information Services, Inc.
3.500% due 04/15/2023	6,800	6,716
Ford Motor Co.
4.750% due 01/15/2043	16,500	16,578
7.400% due 11/01/2046	7,050	9,655
7.450% due 07/16/2031	15,261	20,203
8.900% due 01/15/2032	9,209	12,801
9.980% due 02/15/2047	5,300	8,341
Freeport-McMoRan, Inc.
5.450% due 03/15/2043	18,800	19,238
General Electric Co.
4.125% due 10/09/2042	44,200	44,096
4.500% due 03/11/2044	28,550	29,770
Georgia-Pacific LLC
5.400% due 11/01/2020	5,520	6,247
7.250% due 06/01/2028	14,460	18,921

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	105

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 12/01/2025	$400	$521
7.750% due 11/15/2029	4,000	5,517
8.000% due 01/15/2024	1,000	1,342
8.875% due 05/15/2031	20,200	30,310
Gerdau Trade, Inc.
5.750% due 01/30/2021	9,100	9,430
Gilead Sciences, Inc.
4.800% due 04/01/2044	3,300	3,499
Glencore Finance Canada Ltd.
5.550% due 10/25/2042	10,430	10,512
6.000% due 11/15/2041	25,670	27,545
6.900% due 11/15/2037	1,600	1,895
GLP Capital LP
4.375% due 11/01/2018	13,500	13,770
5.375% due 11/01/2023	11,350	11,634
GNL Quintero S.A.
4.634% due 07/31/2029	5,000	4,997
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	20,000	17,900
Goldcorp, Inc.
3.700% due 03/15/2023	11,800	11,590
5.450% due 06/09/2044	33,900	35,308
Grupo Televisa S.A.B.
5.000% due 05/13/2045	10,000	9,929
GTL Trade Finance, Inc.
5.893% due 04/29/2024	14,285	14,479
7.250% due 04/16/2044	21,200	21,624
Heineken NV
4.000% due 10/01/2042	2,000	1,845
Hess Corp.
6.000% due 01/15/2040	8,780	10,488
7.300% due 08/15/2031	3,300	4,417
7.875% due 10/01/2029	4,270	5,813
Hewlett-Packard Co.
2.625% due 12/09/2014	1,000	1,004
6.000% due 09/15/2041	450	515
HJ Heinz Co.
6.375% due 07/15/2028	650	689
HJ Heinz Finance Co.
6.750% due 03/15/2032	5,025	5,396
7.125% due 08/01/2039	39,043	42,166
Holcim Capital Corp. Ltd.
6.500% due 09/12/2043	1,700	1,986
Home Depot, Inc.
4.400% due 03/15/2045	10,850	11,015
4.875% due 02/15/2044	3,350	3,650
5.400% due 09/15/2040	2,500	2,923
Hospira, Inc.
5.600% due 09/15/2040	35,740	38,138
5.800% due 08/12/2023	6,800	7,569
Humana, Inc.
8.150% due 06/15/2038	1,000	1,453
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	19,850	19,442
International Paper Co.
4.800% due 06/15/2044	13,450	13,077
6.000% due 11/15/2041	7,400	8,447
7.300% due 11/15/2039	5,000	6,455
8.700% due 06/15/2038	11,500	16,989
Johnson Controls, Inc.
4.950% due 07/02/2064	2,000	1,960
Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	50,964
KazMunayGas National Co. JSC
5.750% due 04/30/2043	12,100	11,389
Kerr-McGee Corp.
6.950% due 07/01/2024	3,408	4,298
7.875% due 09/15/2031	3,000	4,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kimberly-Clark Corp.
6.625% due 08/01/2037	$200	$272
Kinder Morgan Energy Partners LP
5.000% due 08/15/2042	15,500	14,655
5.000% due 03/01/2043	35,400	32,849
5.500% due 03/01/2044	2,250	2,263
5.625% due 09/01/2041	1,700	1,764
5.800% due 03/15/2035	13,742	14,489
6.375% due 03/01/2041	6,000	6,791
6.500% due 02/01/2037	12,219	13,899
6.500% due 09/01/2039	36,345	40,660
6.550% due 09/15/2040	30,300	34,996
6.950% due 01/15/2038	46,800	54,761
7.400% due 03/15/2031	500	606
Kraft Foods Group, Inc.
5.000% due 06/04/2042	13,250	13,905
6.500% due 02/09/2040	103,898	129,114
6.875% due 01/26/2039	3,900	5,001
Kroger Co.
5.400% due 07/15/2040	35	39
6.900% due 04/15/2038	5,000	6,430
7.500% due 04/01/2031	150	196
Lender Processing Services, Inc.
5.750% due 04/15/2023	23,564	24,742
LyondellBasell Industries NV
5.750% due 04/15/2024	10,145	11,804
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,283
Masco Corp.
5.950% due 03/15/2022	7,740	8,495
6.500% due 08/15/2032	13,602	13,670
7.750% due 08/01/2029	5,450	6,274
Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,151
McKesson Corp.
4.883% due 03/15/2044	7,100	7,340
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	12,950	12,335
Mid-America Apartments LP
4.300% due 10/15/2023	13,000	13,493
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	14,000	15,890
Molson Coors Brewing Co.
5.000% due 05/01/2042	200	202
Mondelez International, Inc.
4.000% due 02/01/2024	3,500	3,594
Motorola Solutions, Inc.
5.500% due 09/01/2044	15,600	15,487
Nakilat, Inc.
6.067% due 12/31/2033	4,400	5,011
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (d)	16,400	17,138
NBCUniversal Media LLC
4.450% due 01/15/2043	32,900	33,114
5.950% due 04/01/2041	53,800	65,907
6.400% due 04/30/2040	9,100	11,762
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	40,805	35,623
Newmont Mining Corp.
4.875% due 03/15/2042	3,700	3,130
5.875% due 04/01/2035	395	388
6.250% due 10/01/2039	32,050	31,694
Nexen Energy ULC
6.400% due 05/15/2037	1,100	1,345
7.500% due 07/30/2039	2,410	3,335
Noble Holding International Ltd.
5.250% due 03/15/2042	27,040	24,735

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 03/01/2041	$43,500	$44,194
6.200% due 08/01/2040	1,000	1,035
Northern Natural Gas Co.
4.100% due 09/15/2042	15,000	14,580
Northwest Pipeline LLC
6.050% due 06/15/2018	725	821
ONEOK Partners LP
6.125% due 02/01/2041	21,827	24,911
6.200% due 09/15/2043	47,950	55,568
6.650% due 10/01/2036	4,765	5,693
6.850% due 10/15/2037	21,694	26,604
Oracle Corp.
4.500% due 07/08/2044	11,800	11,975
Owens Corning
4.200% due 12/15/2022	8,070	8,229
PepsiCo, Inc.
4.000% due 03/05/2042	2,400	2,289
4.500% due 01/15/2020	1,900	2,104
Pertamina Persero PT
5.625% due 05/20/2043	3,100	2,837
6.450% due 05/30/2044	35,800	36,247
Petrobras International Finance Co. S.A.
3.875% due 01/27/2016	2,500	2,565
5.375% due 01/27/2021	2,500	2,537
5.875% due 03/01/2018	10,000	10,820
6.750% due 01/27/2041	40,050	40,475
6.875% due 01/20/2040	9,650	10,063
7.875% due 03/15/2019	24,700	28,441
Pfizer, Inc.
4.300% due 06/15/2043	400	405
4.400% due 05/15/2044	8,900	9,012
Philip Morris International, Inc.
3.875% due 08/21/2042	3,675	3,345
4.125% due 03/04/2043	2,575	2,441
4.375% due 11/15/2041	12,700	12,473
4.875% due 11/15/2043	2,500	2,668
6.375% due 05/16/2038	11,235	14,147
Phillips 66
5.875% due 05/01/2042	4,050	4,817
Pinnacol Assurance
8.625% due 06/25/2034 (e)	24,000	24,354
Pioneer Natural Resources Co.
6.650% due 03/15/2017	8,812	9,844
6.875% due 05/01/2018	4,154	4,804
7.200% due 01/15/2028	24,475	31,515
7.500% due 01/15/2020	8,872	10,804
PPG Industries, Inc.
5.500% due 11/15/2040	3,600	4,243
Pride International, Inc.
6.875% due 08/15/2020	6,800	8,029
7.875% due 08/15/2040	31,200	40,172
QVC, Inc.
4.375% due 03/15/2023	1,700	1,699
4.850% due 04/01/2024	21,000	21,556
5.125% due 07/02/2022	6,820	7,178
5.450% due 08/15/2034	35,700	35,170
5.950% due 03/15/2043	48,805	51,876
Reynolds American, Inc.
3.250% due 11/01/2022	13,900	13,439
4.750% due 11/01/2042	15,284	14,590
6.150% due 09/15/2043	12,900	14,810
Rio Tinto Alcan, Inc.
7.250% due 03/15/2031	1,110	1,450
Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028	5,998	7,703
Rio Tinto Finance USA PLC
4.125% due 08/21/2042	3,300	3,075
4.750% due 03/22/2042	13,500	13,794

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Roche Holdings, Inc.
6.000% due 03/01/2019		$2,888	$3,351
7.000% due 03/01/2039		1,100	1,544
Rock-Tenn Co.
4.000% due 03/01/2023		8,350	8,493
4.450% due 03/01/2019		4,380	4,696
4.900% due 03/01/2022		7,500	8,054
Rockies Express Pipeline LLC
5.625% due 04/15/2020		23,150	24,076
6.850% due 07/15/2018		2,000	2,150
6.875% due 04/15/2040		46,550	50,739
7.500% due 07/15/2038		25,890	29,385
Rogers Communications, Inc.
5.000% due 03/15/2044		9,150	9,365
Rohm & Haas Co.
7.850% due 07/15/2029		7,163	9,876
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		14,000	14,402
SABMiller Holdings, Inc.
4.950% due 01/15/2042		10,100	10,550
Sealed Air Corp.
6.875% due 07/15/2033		2,000	1,960
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		3,350	3,378
Southern Copper Corp.
5.250% due 11/08/2042		4,700	4,461
Southern Natural Gas Co. LLC
8.000% due 03/01/2032		8,346	10,646
Southwestern Energy Co.
4.100% due 03/15/2022		6,600	6,784
Statoil ASA
3.950% due 05/15/2043		2,200	2,106
4.800% due 11/08/2043		6,600	7,180
Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022		2,000	2,131
4.950% due 01/15/2043		28,600	27,963
6.100% due 02/15/2042		200	225
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		9,950	10,109
5.125% due 02/22/2021		8,200	9,140
TCI Communications, Inc.
7.875% due 02/15/2026		405	559
Teck Resources Ltd.
5.200% due 03/01/2042		3,000	2,751
5.400% due 02/01/2043		27,340	25,648
6.000% due 08/15/2040		16,600	16,753
6.125% due 10/01/2035		12,100	12,605
6.250% due 07/15/2041		33,530	34,190
Telefonica Emisiones S.A.U.
4.750% due 02/07/2017	EUR	600	830
4.949% due 01/15/2015		$2,200	2,226
5.375% due 02/02/2018	GBP	2,700	4,775
5.496% due 04/01/2016	EUR	6,500	8,828
6.421% due 06/20/2016		$19,082	20,746
7.045% due 06/20/2036		32,818	41,699
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037		320	409
Tesco PLC
6.150% due 11/15/2037		3,700	3,816
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036		5,400	6,513
Thermo Fisher Scientific, Inc.
4.150% due 02/01/2024		5,300	5,500
5.300% due 02/01/2044		14,125	15,564
Thomson Reuters Corp.
4.300% due 11/23/2023		22,700	23,749
5.650% due 11/23/2043		21,713	24,209

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner Cable, Inc.
4.500% due 09/15/2042	$46,700	$46,265
5.000% due 02/01/2020	800	890
5.500% due 09/01/2041	26,175	29,573
5.875% due 11/15/2040	13,990	16,520
6.550% due 05/01/2037	22,100	27,970
6.750% due 06/15/2039	81,085	104,522
7.300% due 07/01/2038	24,572	33,524
8.250% due 04/01/2019	1,430	1,778
8.750% due 02/14/2019	9,100	11,468
Time Warner Entertainment Co. LP
8.375% due 03/15/2023	4,228	5,637
8.375% due 07/15/2033	18,520	27,433
Time Warner, Inc.
4.650% due 06/01/2044	10,705	10,404
4.900% due 06/15/2042	3,000	3,009
5.350% due 12/15/2043	3,300	3,567
5.375% due 10/15/2041	5,000	5,331
6.100% due 07/15/2040	28,600	33,270
6.200% due 03/15/2040	10,000	11,783
6.250% due 03/29/2041	14,950	17,691
6.500% due 11/15/2036	20,625	24,894
7.700% due 05/01/2032	21,050	28,922
Toll Brothers Finance Corp.
4.375% due 04/15/2023	3,590	3,437
5.625% due 01/15/2024	7,900	8,157
6.750% due 11/01/2019	5,200	5,837
Topaz Solar Farms LLC
4.875% due 09/30/2039	7,800	8,168
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	3,484	4,198
7.250% due 08/15/2038	2,600	3,531
7.625% due 01/15/2039	4,900	6,864
Transcontinental Gas Pipe Line Co. LLC
4.450% due 08/01/2042	2,600	2,527
5.400% due 08/15/2041	4,330	4,755
Transocean, Inc.
6.500% due 11/15/2020	8,600	9,152
6.800% due 03/15/2038	55,150	54,171
7.350% due 12/15/2041	1,440	1,560
7.500% due 04/15/2031	4,550	4,769
Tyson Foods, Inc.
4.875% due 08/15/2034	1,200	1,239
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	9,300	9,370
4.625% due 12/03/2026	4,302	4,484
7.125% due 04/22/2025	4,316	5,007
UAL Pass-Through Trust
9.750% due 07/15/2018	25,983	29,361
10.400% due 05/01/2018	3,758	4,162
United Airlines Pass-Through Trust
3.750% due 03/03/2028	6,600	6,682
4.000% due 10/11/2027	29,500	29,647
4.300% due 02/15/2027	19,040	19,897
UnitedHealth Group, Inc.
4.625% due 11/15/2041	14,000	14,515
4.700% due 02/15/2021	2,500	2,794
5.800% due 03/15/2036	300	368
5.950% due 02/15/2041	4,700	5,925
6.500% due 06/15/2037	1,200	1,580
6.625% due 11/15/2037	2,600	3,421
Vale Overseas Ltd.
6.875% due 11/21/2036	28,950	32,786
6.875% due 11/10/2039	34,365	38,760
Vale S.A.
5.625% due 09/11/2042	9,400	9,244
Viacom, Inc.
4.375% due 03/15/2043	12,730	11,766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 02/27/2042	$6,000	$5,675
5.250% due 04/01/2044	10,600	10,996
5.850% due 09/01/2043	9,700	10,818
Virgin Australia Trust
5.000% due 04/23/2025	17,772	18,528
Wal-Mart Stores, Inc.
4.000% due 04/11/2043	22,800	22,272
4.300% due 04/22/2044	1,500	1,518
5.625% due 04/01/2040	900	1,095
Weatherford International Ltd.
6.750% due 09/15/2040	7,600	8,929
WellPoint, Inc.
3.125% due 05/15/2022	2,000	1,979
4.625% due 05/15/2042	21,000	20,537
Whirlpool Corp.
5.150% due 03/01/2043	21,075	22,418
Williams Cos., Inc.
7.500% due 01/15/2031	11,127	12,935
7.875% due 09/01/2021	916	1,105
8.750% due 03/15/2032	29,088	37,004
Williams Partners LP
5.400% due 03/04/2044	8,300	8,836
5.800% due 11/15/2043	10,360	11,471
6.300% due 04/15/2040	22,870	26,730
Woodside Finance Ltd.
4.600% due 05/10/2021	6,800	7,363
Wyeth LLC
5.950% due 04/01/2037	500	615
Wynn Las Vegas LLC
4.250% due 05/30/2023	51,927	49,460
5.375% due 03/15/2022	22,130	22,628
7.750% due 08/15/2020	6,200	6,611

		7,188,416

UTILITIES 14.4%
AGL Capital Corp.
5.875% due 03/15/2041	7,500	9,261
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	112,145	126,443
Alabama Power Co.
3.850% due 12/01/2042	3,750	3,613
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	31,093	32,765
American Transmission Systems, Inc.
5.000% due 09/01/2044	11,300	11,413
American Water Capital Corp.
6.593% due 10/15/2037	150	199
Anadarko Finance Co.
7.500% due 05/01/2031	11,274	15,309
Appalachian Power Co.
4.400% due 05/15/2044	6,350	6,393
5.800% due 10/01/2035	2,176	2,621
6.375% due 04/01/2036	4,350	5,606
6.700% due 08/15/2037	3,600	4,706
7.000% due 04/01/2038	3,693	5,024
AT&T Corp.
8.000% due 11/15/2031	500	740
AT&T, Inc.
4.300% due 12/15/2042	9,103	8,352
4.350% due 06/15/2045	50,177	46,308
4.800% due 06/15/2044	89,100	87,993
5.350% due 09/01/2040	115,891	123,331
5.500% due 02/01/2018	3,300	3,694
5.550% due 08/15/2041	21,000	22,995
6.300% due 01/15/2038	26,830	31,846
6.500% due 09/01/2037	15,118	18,523
6.550% due 02/15/2039	19,900	25,040

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	107

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berkshire Hathaway Energy Co.
5.950% due 05/15/2037		$1,500	$1,841
6.125% due 04/01/2036		10,425	12,943
6.500% due 09/15/2037		24,750	32,108
BG Energy Capital PLC
5.125% due 10/15/2041		4,600	5,025
BP Capital Markets PLC
3.245% due 05/06/2022		1,800	1,790
British Telecommunications PLC
9.625% due 12/15/2030		10,400	16,371
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		20,891	22,353
Cleco Power LLC
6.000% due 12/01/2040		17,400	20,698
Cleveland Electric Illuminating Co.
5.950% due 12/15/2036		7,000	8,009
CMS Energy Corp.
4.700% due 03/31/2043		9,300	9,433
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		42,750	43,425
Consolidated Edison Co. of New York, Inc.
5.300% due 03/01/2035		900	1,038
5.500% due 12/01/2039		3,400	4,028
5.700% due 06/15/2040		5,000	6,092
6.300% due 08/15/2037		4,000	5,137
6.750% due 04/01/2038		9,950	13,390
DTE Electric Co.
3.950% due 06/15/2042		500	488
4.300% due 07/01/2044		9,150	9,368
Duke Energy Carolinas LLC
4.250% due 12/15/2041		16,400	16,694
6.100% due 06/01/2037		300	374
Duke Energy Florida, Inc.
5.650% due 04/01/2040		7,400	9,187
6.400% due 06/15/2038		50	67
Duke Energy Indiana, Inc.
4.900% due 07/15/2043		105	118
6.120% due 10/15/2035		6,724	8,269
Duke Energy Progress, Inc.
4.100% due 03/15/2043		4,701	4,686
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		10,150	11,744
Electricite de France S.A.
4.875% due 01/22/2044		10,640	11,287
5.250% due 01/29/2023 (d)		12,600	12,836
5.625% due 01/22/2024 (d)		14,300	14,888
6.950% due 01/26/2039		22,363	29,828
Enable Midstream Partners LP
5.000% due 05/15/2044		19,128	19,277
EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072	EUR	2,200	3,101
Entergy Arkansas, Inc.
5.660% due 02/01/2025		$4,000	4,054
Entergy Corp.
5.125% due 09/15/2020		8,400	9,243
Entergy Louisiana LLC
4.050% due 09/01/2023		2,000	2,141
5.000% due 07/15/2044		4,300	4,499
Entergy Mississippi, Inc.
3.100% due 07/01/2023		2,000	1,976
Exelon Generation Co. LLC
5.600% due 06/15/2042		12,346	13,200
6.250% due 10/01/2039		12,215	14,265
FirstEnergy Corp.
7.375% due 11/15/2031		22,036	26,118
FirstEnergy Solutions Corp.
6.800% due 08/15/2039		79,181	86,950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FirstEnergy Transmission LLC
4.350% due 01/15/2025	$250	$255
5.450% due 07/15/2044	10,100	10,264
Florida Power & Light Co.
4.050% due 10/01/2044	4,200	4,164
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	12,100	10,481
6.000% due 11/27/2023	18,175	17,268
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028 (g)	11,700	10,471
5.092% due 11/29/2015	400	407
5.999% due 01/23/2021	20,300	20,503
6.212% due 11/22/2016	26,600	27,598
6.510% due 03/07/2022	52,275	53,451
8.146% due 04/11/2018	11,700	12,871
8.625% due 04/28/2034	5,710	6,681
9.250% due 04/23/2019	27,913	32,066
Idaho Power Co.
4.850% due 08/15/2040	9,000	10,206
Interstate Power & Light Co.
6.250% due 07/15/2039	5,000	6,560
Jersey Central Power & Light Co.
6.150% due 06/01/2037	6,200	7,270
7.350% due 02/01/2019	200	238
Kentucky Utilities Co.
5.125% due 11/01/2040	17,600	20,460
Koninklijke KPN NV
8.375% due 10/01/2030	28,590	39,540
Metropolitan Edison Co.
3.500% due 03/15/2023	3,700	3,681
MidAmerican Energy Co.
5.800% due 10/15/2036	3,000	3,721
NGPL PipeCo LLC
7.119% due 12/15/2017	1,000	1,005
7.768% due 12/15/2037	62,605	64,953
Niagara Mohawk Power Corp.
2.721% due 11/28/2022	3,400	3,280
4.119% due 11/28/2042	5,650	5,582
4.278% due 10/01/2034	9,000	9,083
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	21,700	18,987
5.326% due 02/03/2016	2,000	2,039
6.604% due 02/03/2021	8,900	9,056
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	11,436	11,825
Oglethorpe Power Corp.
5.250% due 09/01/2050	25,000	28,037
Ohio Edison Co.
6.875% due 07/15/2036	3,500	4,592
8.250% due 10/15/2038	1,000	1,552
Oncor Electric Delivery Co. LLC
5.250% due 09/30/2040	15,100	17,596
5.300% due 06/01/2042	600	710
7.250% due 01/15/2033	3,400	4,818
7.500% due 09/01/2038	4,615	6,778
Orange S.A.
5.500% due 02/06/2044	15,665	17,121
9.000% due 03/01/2031	11,350	16,764
Pacific Gas & Electric Co.
4.450% due 04/15/2042	5,150	5,167
4.600% due 06/15/2043	85	88
4.750% due 02/15/2044	2,550	2,703
5.400% due 01/15/2040	800	916
5.800% due 03/01/2037	8,600	10,361
6.050% due 03/01/2034	6,200	7,675
6.250% due 03/01/2039	9,900	12,765
6.350% due 02/15/2038	1,000	1,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PacifiCorp
6.000% due 01/15/2039		$200	$254
PECO Energy Co.
4.150% due 10/01/2044		8,900	8,947
Pennsylvania Electric Co.
6.150% due 10/01/2038		500	590
Perusahaan Listrik Negara PT
5.250% due 10/24/2042		4,000	3,495
Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	14,000	21,537
5.625% due 05/20/2043		$44,687	39,835
Petroleos Mexicanos
6.375% due 01/23/2045		17,025	19,294
Plains All American Pipeline LP
3.650% due 06/01/2022		10,000	10,193
4.300% due 01/31/2043		9,350	8,881
4.700% due 06/15/2044		21,175	21,058
5.150% due 06/01/2042		58,685	62,811
6.650% due 01/15/2037		13,005	16,297
PPL Electric Utilities Corp.
5.200% due 07/15/2041		5,500	6,449
Progress Energy, Inc.
7.750% due 03/01/2031		400	564
PSEG Power LLC
8.625% due 04/15/2031		6,000	8,643
Puget Sound Energy, Inc.
5.764% due 07/15/2040		9,000	11,271
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		1,239	1,344
5.838% due 09/30/2027		16,700	18,840
6.332% due 09/30/2027		10,450	12,228
Rosneft Finance S.A.
6.250% due 02/02/2015		5,000	5,057
6.625% due 03/20/2017		11,900	12,286
7.250% due 02/02/2020		26,750	27,887
7.500% due 07/18/2016		9,050	9,457
7.875% due 03/13/2018		50,020	53,584
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022		5,500	4,737
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		52,300	51,777
5.500% due 04/08/2044		41,450	43,833
Shell International Finance BV
4.550% due 08/12/2043		9,850	10,459
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		13,000	13,380
Southern California Edison Co.
6.000% due 01/15/2034		400	507
6.650% due 04/01/2029		600	772
Southern Power Co.
6.375% due 11/15/2036		3,500	3,634
Southwestern Electric Power Co.
6.200% due 03/15/2040		3,100	3,961
Southwestern Public Service Co.
6.000% due 10/01/2036		2,000	2,451
SSE PLC
5.625% due 10/01/2017 (d)	EUR	2,500	3,442
5.625% due 10/01/2017 (d)		$200	211
State Grid Overseas Investment Ltd.
4.375% due 05/22/2043		25,400	25,402
Telecom Italia Capital S.A.
7.200% due 07/18/2036		7,845	8,443
7.721% due 06/04/2038		17,800	20,114
Telecom Italia SpA
6.375% due 06/24/2019	GBP	6,500	11,472
Telefonica Europe BV
8.250% due 09/15/2030		$26,902	36,544

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telstra Corp. Ltd.
4.800% due 10/12/2021	$12,100	$13,598
Toledo Edison Co.
6.150% due 05/15/2037	11,490	13,832
Verizon Communications, Inc.
3.850% due 11/01/2042	20,285	17,786
4.750% due 11/01/2041	3,500	3,522
4.862% due 08/21/2046	129,772	130,455
5.012% due 08/21/2054	245,422	247,653
5.150% due 09/15/2023	17,375	19,232
6.000% due 04/01/2041	15,617	18,256
6.400% due 09/15/2033	97,623	118,996
6.400% due 02/15/2038	15,500	18,887
6.550% due 09/15/2043	244,854	306,363
6.900% due 04/15/2038	26,785	34,624
Virginia Electric and Power Co.
4.450% due 02/15/2044	1,100	1,146
6.000% due 05/15/2037	400	508
Vodafone Group PLC
4.375% due 02/19/2043	21,625	19,881
6.150% due 02/27/2037	17,613	20,286
6.250% due 11/30/2032	2,650	3,119
Wisconsin Electric Power Co.
5.700% due 12/01/2036	220	276

		3,283,770

Total Corporate Bonds & Notes (Cost $15,393,931)		16,331,080

MUNICIPAL BONDS & NOTES 6.6%

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000	3,423

CALIFORNIA 3.0%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	15,300	19,887
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	12,300	16,489
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	700	875
6.907% due 10/01/2050	29,845	42,661
6.918% due 04/01/2040	1,600	2,165
7.043% due 04/01/2050	49,575	71,251
Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,550
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 10/01/2039	80	89
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	5,349
California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,350
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,575	21,784
7.350% due 11/01/2039	1,000	1,405
7.500% due 04/01/2034	5,580	7,967
7.550% due 04/01/2039	25,020	36,509
California State General Obligation Bonds, (BABs), Series 2010
6.650% due 03/01/2022	550	680

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.600% due 11/01/2040	$30,870	$45,678
7.625% due 03/01/2040	14,250	20,793
7.700% due 11/01/2030	4,900	6,078
7.950% due 03/01/2036	27,100	33,083
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	100	104
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	12,234
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,560
East Bay Municipal Utility District Water System, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	12,500	15,886
Foothill-De Anza Community College District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2040	95	106
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	13,099
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	5,360	7,389
6.750% due 08/01/2049	34,395	49,225
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	5,300	6,428
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	19,806
7.618% due 08/01/2040	5,200	7,182
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	6,100	7,715
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	5,000	6,200
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	6,500	7,177
6.574% due 07/01/2045	1,170	1,634
6.603% due 07/01/2050	400	562
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,148
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	250	304
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	18,585	24,901
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	7,500	9,138
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	123
5.813% due 06/01/2040	300	361
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	2,000	2,276
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	474
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	$900	$1,118
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	599
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	29,000	39,455
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	13,100
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	13,556
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	6,600	8,638
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	10,000	12,335
6.548% due 05/15/2048	25,100	32,784
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	565
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	800	874
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,500	9,889
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	400	442
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	2,675	3,359
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,885
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	1,800	2,239
University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	4,645

		685,766

COLORADO 0.0%
Aurora, Colorado Water Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 08/01/2039	105	114
Denver, Colorado Airport System City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	500	584

		698

FLORIDA 0.1%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
6.206% due 10/01/2030	500	555
Florida State Turnpike Enterprise Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	7,400	8,564

		9,119

GEORGIA 0.3%
Georgia State Road & Tollway Authority Revenue Bonds, Series 2011
5.000% due 10/01/2021	95	115

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	109

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	$8,590	$10,782
6.655% due 04/01/2057	44,110	54,292

		65,189

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,034
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	20,264
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,348

		24,646

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,231
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	5,000	6,327

		8,558

IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	4,100	4,700

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2009
6.155% due 11/01/2029	400	474

LOUISIANA 0.0%
Louisiana Gasoline & Fuels Tax Revenue Bonds, Series 2010
5.000% due 05/01/2045	100	111

MASSACHUSETTS 0.1%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	4,016
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	500	586
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,752

		12,354

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,400	4,079

MISSOURI 0.0%
Missouri Joint Municipal Electric Utility Commission Revenue Bonds, (BABs), Series 2009
6.890% due 01/01/2042	400	492

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	$9,890	$14,174
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	20,805	28,876
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	557
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	315	350

		43,957

NEW YORK 1.3%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	500	611
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	6,900	8,823
6.668% due 11/15/2039	300	402
6.687% due 11/15/2040	550	747
6.814% due 11/15/2040	18,085	24,766
7.134% due 11/15/2030	500	586
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.199% due 12/01/2022	1,200	1,377
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	1,600	1,931
5.968% due 03/01/2036	12,015	14,701
6.246% due 06/01/2035	12,000	13,781
6.271% due 12/01/2037	5,365	6,815
6.646% due 12/01/2031	11,250	13,415
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	8,020
5.508% due 08/01/2037	800	963
5.572% due 11/01/2038	14,000	16,859
5.808% due 08/01/2030	1,600	1,825
5.932% due 11/01/2036	15,500	17,397
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	500	583
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	1,750	2,077
5.790% due 06/15/2041	10,800	11,891
5.882% due 06/15/2044	10,000	12,655
6.011% due 06/15/2042	400	512
6.124% due 06/15/2042	12,800	14,447
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.000% due 06/15/2043	425	466
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,419
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	586
5.389% due 03/15/2040	200	243
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	$9,410	$11,360
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	604
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	220
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	83,957
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	3,018
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	17,500	20,429

		300,614

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	3,000	3,384

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	7,500	9,131
6.449% due 02/15/2044	1,000	1,255
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	19,500	23,475
6.270% due 02/15/2050	3,100	3,807
7.834% due 02/15/2041	1,250	1,792
8.084% due 02/15/2050	50,725	78,961
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,458
7.734% due 02/15/2033	7,325	10,000
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	70

		129,949

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,096
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	3,000	3,694
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2010
5.511% due 12/01/2045	6,000	6,962
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,290	2,399

		26,151

TENNESSEE 0.2%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	17,500	22,474
Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	12,000	13,411

		35,885

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.6%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	$7,200	$8,072
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	1,200	1,330
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	20,230	23,410
Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2008
5.250% due 12/01/2043	25	28
5.250% due 12/01/2048	170	187
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	17,744
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	500	614
Houston, Texas Utility System Revenue Bonds, (AGM Insured), Series 2005
4.750% due 11/15/2030	2,300	2,417
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,100	9,795
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.910% due 02/01/2030	700	839
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	9,300	11,664
5.808% due 02/01/2041	1,040	1,315
6.308% due 02/01/2037	4,800	5,410
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	1,500	1,697
Texas State General Obligation Bonds, (BABs), Series 2010
4.631% due 04/01/2033	14,800	16,519
4.681% due 04/01/2040	4,700	5,251
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	21,500	25,242

		131,534

WASHINGTON 0.0%
Energy Northwest, Washington Revenue Bonds, (BABs), Series 2010
5.710% due 07/01/2024	5,400	6,453
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	1,000	1,020
King County, Washington Sewer Revenue Bonds, Series 2009
5.000% due 01/01/2039	30	33
King County, Washington Sewer Revenue Bonds, Series 2010
5.000% due 01/01/2045	225	243

		7,749

WISCONSIN 0.0%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	3,600	3,959

Total Municipal Bonds & Notes (Cost $1,271,209)		1,502,791

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
3.500% due 10/01/2044 - 11/01/2044		$7,000	$7,141
4.000% due 10/01/2040		1,122	1,185
6.000% due 01/01/2023 - 06/01/2038		68	76
7.000% due 11/01/2026		26	29
8.500% due 08/01/2026		2	2
Freddie Mac
2.908% due 08/15/2032		103	108
Ginnie Mae
4.500% due 09/15/2033		19	21
6.500% due 02/15/2017		5	5
8.500% due 09/15/2030		5	5
9.000% due 12/15/2017		2	2

Total U.S. Government Agencies (Cost $8,542)			8,574

U.S. TREASURY OBLIGATIONS 25.7%
U.S. Treasury Bonds
2.750% due 11/15/2042 (g)(i)		626,750	573,672
3.000% due 05/15/2042 (i)		87,295	84,321
3.125% due 11/15/2041 (i)(k)		75,945	75,352
3.125% due 02/15/2042 (g)(i)		481,296	476,784
3.125% due 02/15/2043		199,000	196,202
3.375% due 05/15/2044 (g)		497,575	513,824
3.625% due 08/15/2043 (i)		526,010	568,748
3.625% due 02/15/2044 (g)		413,575	447,113
3.750% due 11/15/2043 (g)(i)(k)		2,055,309	2,272,401
5.250% due 02/15/2029 (i)(k)		22,300	28,729
U.S. Treasury Notes
2.375% due 08/15/2024		459,175	454,045
U.S. Treasury Strips
0.000% due 11/15/2042		37,600	14,811
0.000% due 08/15/2043		7,600	2,917
0.000% due 11/15/2043		183,950	69,966
0.000% due 02/15/2044		177,200	66,755
0.000% due 05/15/2044		2,250	840

Total U.S. Treasury Obligations (Cost $5,547,316)			5,846,480

MORTGAGE-BACKED SECURITIES 0.1%
BCAP LLC Trust
0.656% due 05/26/2035		930	860
4.000% due 02/26/2037		831	821
Berica Residential MBS SRL
0.616% due 03/31/2048	EUR	15,411	19,047
Merrill Lynch Mortgage Investors Trust
1.002% due 01/25/2029		$143	143
1.149% due 03/25/2028		104	104
Structured Adjustable Rate Mortgage Loan Trust
2.418% due 09/25/2034		2,820	2,852

Total Mortgage-Backed Securities (Cost $22,330)			23,827

ASSET-BACKED SECURITIES 0.1%
Hyde Park CDO BV
0.583% due 06/14/2022	EUR	3,781	4,757
Springleaf Funding Trust
3.920% due 01/16/2023		2,000	2,032
Structured Asset Investment Loan Trust
1.055% due 01/25/2035		8,592	8,495

Total Asset-Backed Securities (Cost $15,070)			15,284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.3%
Brazil Government International Bond
5.000% due 01/27/2045		$49,920	$47,175
5.625% due 01/07/2041		2,000	2,075
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	364,078	135,146
10.000% due 01/01/2023		50,368	18,342
10.000% due 01/01/2025		304,020	108,373
Colombia Government International Bond
6.125% due 01/18/2041		$200	235
Export-Import Bank of Korea
4.000% due 01/11/2017		39,485	41,667
Indonesia Government International Bond
6.750% due 01/15/2044		20,300	23,802
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)	EUR	1,349	1,871
3.750% due 05/01/2021		3,000	4,299
5.500% due 11/01/2022		107,950	171,641
Junta de Castilla y Leon
6.270% due 02/19/2018		2,400	3,580
6.505% due 03/01/2019		2,800	4,364
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	123,873	9,867
4.000% due 11/08/2046 (c)		239,667	19,357
4.500% due 11/22/2035 (c)		242,205	20,873
5.550% due 01/21/2045		$19,780	22,025
5.750% due 10/12/2110		1,550	1,607
6.050% due 01/11/2040		1,920	2,275
6.750% due 09/27/2034		2,470	3,149
Qatar Government International Bond
6.400% due 01/20/2040		9,000	11,216
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	43,400	59,197
South Africa Government International Bond
5.375% due 07/24/2044		$15,000	14,916
Spain Government International Bond
2.750% due 10/31/2024	EUR	154,653	205,295
3.800% due 04/30/2024		3,800	5,522
5.850% due 01/31/2022		18,200	29,907
Xunta de Galicia
5.763% due 04/03/2017		5,700	8,086
6.131% due 04/03/2018		4,500	6,691

Total Sovereign Issues (Cost $997,539)			982,553

		SHARES
COMMON STOCKS 1.0%

CONSUMER DISCRETIONARY 1.0%
Las Vegas Sands Corp.		739,666	46,015
Melco Crown Entertainment Ltd. - ADR		2,156,477	56,694
MGM Resorts International (a)		2,491,950	56,766
Wynn Resorts Ltd.		316,152	59,146

Total Common Stocks (Cost $221,428)			218,621

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (d)		20,200	24,296

Total Convertible Preferred Securities (Cost $24,500)			24,296

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	111

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.2%
AgriBank FCB
6.875% due 01/01/2024 (d)	130,000	$13,893
Citigroup Capital
7.875% due 10/30/2040	250,000	6,730
Public Storage
6.375% due 03/17/2019 (d)	75,000	1,930
Reinsurance Group of America, Inc.
6.200% due 09/15/2042	537,000	14,773
State Street Corp.
5.900% due 03/15/2024 (d)	336,000	8,609
Ventas Realty LP
5.450% due 03/15/2043	120,000	2,891

		48,826

UTILITIES 0.1%
DTE Energy Co.
5.250% due 12/01/2062	10,000	232
Entergy Arkansas, Inc.
4.750% due 06/01/2063	38,000	833
Entergy Louisiana LLC
4.700% due 06/01/2063	29,925	653
Entergy Texas, Inc.
5.625% due 06/01/2064	513,816	12,589

	SHARES	MARKET VALUE (000S)
SCE Trust
5.625% due 06/15/2017 (d)	70,500	$1,656
5.750% due 03/15/2024 (d)	463,000	12,155

		28,118

Total Preferred Securities (Cost $73,887)		76,944

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015	$26,250	26,251
1.081% due 05/16/2016	19,500	19,570

		45,821

REPURCHASE AGREEMENTS (f) 0.0%
		1,458

U.S. TREASURY BILLS 0.1%
0.039% due 10/16/2014 - 04/02/2015 (b)(g)(i)(k)	24,884	24,882

Total Short-Term Instruments (Cost $72,086)		72,161

Total Investments in Securities (Cost $24,466,591)		25,916,832

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%
PIMCO Short-Term Floating NAV Portfolio	16,305,701	$163,155
PIMCO Short-Term Floating NAV Portfolio III	48,621,704	485,779

Total Short-Term Instruments (Cost $648,935)		648,934

Total Investments in Affiliates (Cost $648,935)		648,934

Total Investments 116.8% (Cost $25,115,526)		$26,565,766

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $(57,961))		34,300

Other Assets and Liabilities, net (16.9%)		(3,856,827)

Net Assets 100.0%		$22,743,239

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Delta Air Lines, Inc.	2.233%	04/30/2018 - 04/30/2019	05/05/2014	$31,626	$31,807	0.14%
Navient LLC	4.280%	01/26/2015	08/03/2010	1,901	1,942	0.01%
Norwegian Air Shuttle	TBD% - 4.250%	12/31/2014	06/25/2014	71,105	69,872	0.31%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	24,000	24,354	0.11%
Rise Ltd.	4.750%	01/31/2021	02/11/2014	28,628	28,844	0.13%

				$157,260	$156,819	0.69%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$1,458	U.S. Treasury Notes 1.500% due 02/28/2019	$(1,491)	$1,458	$1,458

Total Repurchase Agreements						$(1,491)	$1,458	$1,458

(1)	Includes accrued interest.

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.100%	09/29/2014	10/29/2014	$(83,322)	$(83,323)
JPS	0.150%	08/20/2014	10/10/2014	(162,496)	(162,524)
	0.160%	09/30/2014	10/30/2014	(225,250)	(225,251)
	0.170%	09/17/2014	10/01/2014	(124,987)	(124,995)
	0.200%	09/24/2014	10/08/2014	(50,799)	(50,801)
MEI	(0.350%)	08/01/2014	12/31/2014	(5,594)	(5,591)
	(0.350%)	08/01/2014	07/31/2016	(4,475)	(4,473)
RDR	0.230%	09/25/2014	10/09/2014	(203,223)	(203,231)
	0.250%	09/24/2014	10/01/2014	(138,262)	(138,269)
SAL	0.150%	08/20/2014	10/10/2014	(278,438)	(278,483)

Total Reverse Repurchase Agreements					$(1,276,941)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.100%	10/01/2014	11/03/2014	$(203,808)	$(204,350)
	0.120%	08/22/2014	10/09/2014	(42,092)	(42,128)
	0.150%	09/09/2014	10/09/2014	(31,485)	(31,511)
	0.160%	09/22/2014	10/20/2014	(186,647)	(186,982)
	0.160%	09/23/2014	10/23/2014	(120,452)	(120,701)
	0.170%	09/25/2014	10/24/2014	(25,035)	(25,089)
	0.180%	09/12/2014	10/08/2014	(72,010)	(72,064)
	0.180%	09/26/2014	10/10/2014	(58,933)	(58,983)
FOB	0.110%	10/01/2014	10/15/2014	(185,702)	(185,912)
	0.170%	09/18/2014	10/02/2014	(31,149)	(31,153)
GSC	0.080%	09/19/2014	10/03/2014	(146,465)	(146,488)
	0.120%	09/09/2014	10/09/2014	(212,928)	(213,099)
	0.120%	09/10/2014	10/10/2014	(45,123)	(45,163)
	0.124%	09/11/2014	10/10/2014	(110,650)	(111,087)
	0.130%	09/26/2014	10/03/2014	(99,746)	(99,761)
	0.135%	09/10/2014	10/10/2014	(166,804)	(166,374)
	0.140%	09/11/2014	10/10/2014	(76,681)	(76,750)
	0.140%	09/16/2014	10/07/2014	(35,432)	(35,453)
	0.150%	09/18/2014	10/17/2014	(161,499)	(161,750)
	0.150%	09/23/2014	10/23/2014	(161,371)	(161,693)
	0.160%	09/23/2014	10/07/2014	(220,482)	(220,612)
	0.190%	09/16/2014	10/07/2014	(24,167)	(24,181)
	0.230%	09/30/2014	10/07/2014	(95,480)	(95,532)
MSC	0.070%	09/25/2014	10/02/2014	(138,092)	(138,103)
TDM	(0.012%)	09/19/2014	10/07/2014	(49,050)	(49,136)
	(0.010%)	09/16/2014	10/07/2014	(19,070)	(19,078)
	0.120%	09/09/2014	10/09/2014	(156,209)	(156,330)
	0.120%	09/10/2014	10/10/2014	(42,182)	(42,219)
	0.140%	08/19/2014	10/17/2014	(210,322)	(210,663)

Total Sale-Buyback Transactions					$(3,132,345)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $2,029,375 at a weighted average interest rate of 0.092%.
(3)	Payable for sale-buyback transactions includes $3,217 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
FOB	Fannie Mae	4.000%	11/01/2044	$1,000	$(1,049)	$(1,051)

Total Short Sales					$(1,049)	$(1,051)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	113

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(g)	Securities with an aggregate market value of $4,398,678 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
DEU	$0	$(83,323)	$0	$0	$(83,323)	$81,961	$(1,362)
JPS	0	(563,571)	0	0	(563,571)	554,700	(8,871)
MEI	0	(10,064)	0	0	(10,064)	9,952	(112)
RDR	0	(341,500)	0	0	(341,500)	337,352	(4,148)
SAL	0	(278,483)	0	0	(278,483)	273,573	(4,910)
SSB	1,458	0	0	0	1,458	(1,491)	(33)

Master Securities Forward Transaction Agreement
BCY	0	0	(741,808)	0	(741,808)	729,947	(11,861)
FOB	0	0	(217,065)	(1,051)	(218,116)	214,375	(3,741)
GSC	0	0	(1,557,943)	0	(1,557,943)	1,534,376	(23,567)
MSC	0	0	(138,103)	0	(138,103)	137,543	(560)
TDM	0	0	(477,426)	0	(477,426)	469,609	(7,817)

Total Borrowings and Other Financing Transactions	$1,458	$(1,276,941)	$(3,132,345)	$(1,051)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December Futures	Short	11/2014	743	$(226)	$0	$(66)
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	17	(12)	0	0
Euro-Bund 10-Year Bond December Futures	Long	12/2014	296	256	98	0
Put Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond December Futures	Short	11/2014	743	197	28	0
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	17	15	0	0
U.S. Treasury 30-Year Bond December Futures	Long	12/2014	197	(321)	0	(80)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2014	47	(75)	0	(37)

Total Futures Contracts				$(166)	$126	$(183)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-16 5-Year Index	1.000%	06/20/2016	$ 60,000	$813	$719	$21	$0
CDX.IG-17 5-Year Index	1.000%	12/20/2016	33,060	533	22	10	0
CDX.IG-19 5-Year Index	1.000%	12/20/2017	322,910	6,083	5,072	210	0
CDX.IG-20 5-Year Index	1.000%	06/20/2018	1,093,275	20,445	10,837	823	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	2,218,950	40,065	8,374	2,252	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	9,202,600	149,966	90	10,498	0
CDX.IG-22 10-Year Index	1.000%	06/20/2024	46,000	(341)	(54)	34	0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR 619,400	13,429	970	0	(66)
iTraxx Europe 21 10-Year Index	1.000%	06/20/2024	157,300	(1,437)	(1,889)	0	(110)
iTraxx Europe Senior 21 5-Year Index	1.000%	06/20/2019	6,800	145	2	0	(3)

				$229,701	$24,143	$13,848	$(179)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.700%	05/21/2024	$	406,000	$(6,676)	$(4,855)	$536	$0
Receive	3-Month USD-LIBOR	2.700%	07/18/2024		1,168,000	(12,604)	(8,462)	1,591	0
Receive	6-Month EUR-EURIBOR	0.400%	03/14/2015	EUR	404,100	(1,856)	(1,088)	0	(7)
Receive	6-Month EUR-EURIBOR	2.250%	03/19/2024		94,400	(14,157)	(15,428)	0	(123)
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024		390,600	(41,703)	(24,394)	0	(454)
Receive	6-Month EUR-EURIBOR	1.250%	03/18/2025		54,900	(42)	(697)	0	(56)
Receive	6-Month GBP-LIBOR	2.750%	03/18/2025	GBP	117,600	(2,351)	776	0	(776)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	24,927,000	(8,903)	(6,988)	173	0
Receive	6-Month JPY-LIBOR	1.000%	09/20/2024		27,860,000	460	(16)	219	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	174,200	618	(36)	37	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		1,118,900	(1,358)	(1,287)	227	0
Pay	28-Day MXN-TIIE	6.800%	12/26/2023		823,600	2,407	(193)	144	0

						$(86,165)	$(62,668)	$2,927	$(1,416)

Total Swap Agreements						$143,536	$(38,525)	$16,775	$(1,595)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(i)	Securities with an aggregate market value of $310,221 and cash of $2,079 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$126	$16,775	$16,901	$0	$(183)	$(1,595)	$(1,778)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014	$		7,394		AUD	8,327	$0	$(103)
	11/2014		AUD	8,327	$		7,376	102	0
	01/2015		BRL	58,867			25,018	1,571	0

BPS	10/2014			37,722			15,896	485	0
	10/2014	$		15,848		BRL	37,722	10	(447)
	10/2014			2,251		MXN	29,613	0	(49)
	12/2014		MXN	448,595	$		33,524	297	0

BRC	10/2014		EUR	79,615			102,609	2,052	0
	10/2014		GBP	1,585			2,630	60	0
	10/2014		JPY	286,900			2,751	136	0
	12/2014		MXN	155,699			11,600	77	(10)
	12/2014	$		4,397		MXN	58,183	0	(88)
	01/2015		BRL	2,522	$		1,069	64	0

CBK	10/2014	$		3,645		EUR	2,821	0	(82)
	10/2014			1,354		GBP	825	0	(16)
	10/2014			81		HKD	627	0	0
	12/2014		MXN	303,532	$		22,640	158	0
	12/2014	$		2,655		MXN	34,918	0	(69)

FBF	10/2014		BRL	29,954	$		12,932	694	0
	10/2014	$		12,456		BRL	29,954	12	(230)
	01/2015		BRL	147,808	$		62,101	3,230	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	115

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	10/2014		BRL	66,897	$		28,867	$1,537	$0
	10/2014		EUR	32,065			41,528	1,028	0
	10/2014	$		27,294		BRL	66,897	36	0
	10/2014			7,676		MXN	100,111	0	(232)
	11/2014			6,312		EUR	5,000	5	0
	12/2014			2,484		MXN	32,515	0	(76)
	01/2015		BRL	33,590	$		14,088	709	0

HUS	12/2014	$		4,062		MXN	54,061	0	(58)

JPM	10/2014		AUD	8,327	$		7,723	432	0
	10/2014		GBP	1,647			2,654	0	(16)
	10/2014	$		3,340		EUR	2,596	0	(61)
	10/2014			159,232		GBP	97,561	0	(1,071)
	10/2014			1,537		JPY	164,800	0	(34)
	11/2014		GBP	96,732	$		157,844	1,072	0
	12/2014	$		4,988		MXN	65,917	0	(106)
	01/2015		BRL	217,941	$		90,222	3,417	0

MSB	10/2014		EUR	402,251			530,929	22,866	0
	10/2014		GBP	95,154			157,815	3,556	0
	10/2014	$		736,347		EUR	579,443	0	(4,482)
	11/2014		EUR	579,443	$		736,498	4,476	0

RBC	10/2014			71,171			92,018	2,127	0
	10/2014	$		313		EUR	242	0	(7)

UAG	10/2014		BRL	150,361	$		62,608	1,238	(58)
	10/2014	$		63,942		BRL	150,361	0	(2,514)
	11/2014		BRL	138,346	$		58,123	2,103	0
	01/2015			12,309			5,300	398	0

Total Forward Foreign Currency Contracts								$53,948	$(9,809)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.951%	05/11/2015	$	93,500	$2,281	$660
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.960%	05/11/2015		122,700	3,313	843

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		150,000	9,015	704
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.191%	04/25/2016		25,500	969	555
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		48,000	2,056	260

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		134,100	10,630	6,264
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		82,700	5,172	4,839

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/15/2017		24,500	1,511	1,431
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		28,200	1,623	1,650

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		200,000	9,200	939
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		126,000	8,210	7,373

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.850%	03/04/2015		358,600	16,308	1,684
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/15/2017		88,000	6,160	5,138
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		50,000	3,067	2,926

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		112,100	7,014	6,559
RBC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		25,800	1,574	1,510

								$88,103	$43,335

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
JPM	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	44	$16,108	$14,494

Total Purchased Options						$104,211	$57,829

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.650%	10/15/2014	$	360,900	$(354)	$(539)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.700%	12/17/2014		310,400	(504)	(891)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		53,900	(63)	(74)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.650%	10/15/2014		195,500	(166)	(292)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.800%	10/15/2014		511,400	(742)	(98)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.700%	12/17/2014		183,300	(275)	(526)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		54,500	(64)	(75)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015		30,300	(45)	(51)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014	EUR	110,300	(341)	(161)

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.650%	10/15/2014	$	200,000	(215)	(299)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.800%	11/19/2014		701,200	(726)	(782)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		1,807,200	(2,606)	(1,992)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		500,000	(575)	(442)

							$(6,676)	$(6,222)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.650	05/27/2015	$172,600	$(5,474)	$(7,466)

GLM	Call - OTC USD versus BRL		2.388	10/14/2014	44,000	(253)	(1,454)
	Call - OTC USD versus BRL		2.700	06/02/2015	61,600	(1,857)	(2,359)

						$(7,584)	$(11,279)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$21,500	$(178)	$(5)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	19,600	(253)	(5)

						$(431)	$(10)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.600%	05/11/2015	$	486,175	$(5,591)	$(1,782)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	04/25/2016		107,000	(968)	(531)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		183,100	(2,243)	(330)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.378%	03/04/2015		315,000	(8,900)	(937)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		563,200	(10,588)	(8,936)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.880%	08/17/2017		120,000	(2,112)	(1,926)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.920%	08/17/2017		211,100	(3,103)	(3,280)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015	EUR	37,600	(97)	(114)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		37,600	(312)	(207)

FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.910%	08/15/2017	$	98,000	(1,519)	(1,529)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	08/17/2017		115,700	(1,678)	(1,827)

GLM	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350%	09/08/2015	EUR	256,000	(589)	(810)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	09/08/2015		256,000	(606)	(360)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015		35,300	(70)	(107)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		35,300	(318)	(195)

JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.860%	08/17/2017	$	200,000	(3,204)	(3,263)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.870%	08/17/2017		275,600	(4,575)	(4,460)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.955%	08/17/2017		28,400	(436)	(429)
	Call - OTC 5-Year Interest Rate Swap (Effective 11/20/2019)	3-Month USD-LIBOR	Receive	3.200%	11/18/2014		144,000	(360)	(177)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.394%	03/04/2015		424,000	(9,200)	(1,194)

MYC	Call - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Receive	2.910%	08/17/2015		1,492,300	(5,372)	(4,276)
	Put - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Pay	2.910%	08/17/2015		1,492,300	(5,372)	(6,025)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	12/02/2014		119,700	(239)	(210)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	117

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	12/02/2014	$	119,700	$(383)	$(414)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950%	08/15/2017		354,200	(6,358)	(5,348)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.820%	08/17/2017		200,000	(3,070)	(3,370)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.376%	03/04/2015		243,600	(5,318)	(729)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.385%	03/04/2015		520,500	(10,997)	(1,511)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	08/17/2017		451,700	(7,114)	(7,134)

RBC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.860%	08/17/2017		103,200	(1,575)	(1,684)

								$(102,267)	$(63,095)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC S&P 500 Index	1,900.000	12/19/2014	$	54	$(1,140)	$(1,788)
	Call - OTC S&P 500 Index	2,100.000	12/19/2014		54	(393)	(192)

JPM	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	44	(14,891)	(15,680)

						$(16,424)	$(17,660)

Total Written Options						$(133,382)	$(98,266)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	10,192	$5,825,390	EUR	768,400	$(66,816)
Sales	7,604	16,442,483		1,843,844	(106,157)
Closing Buys	0	(922,700)		0	1,735
Expirations	(14,957)	(5,349,090)		(1,699,100)	27,779
Exercised	(2,839)	(2,399,600)		(145,000)	10,077

Balance at End of Period	0	$13,596,483	EUR	768,144	$(133,382)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2021	0.768%	$	20,500	$(147)	$439	$292	$0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.161%		3,000	21	(2)	19	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		14,300	(120)	183	63	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		4,000	(53)	59	6	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		23,550	(1,188)	752	0	(436)
	Caterpillar, Inc.	1.000%	03/20/2016	0.116%		12,500	173	(6)	167	0
	Credit Suisse Group	1.000%	06/20/2019	0.542%	EUR	1,000	30	(3)	27	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%	$	5,200	1,024	(84)	940	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%		14,400	(420)	552	132	0
	Italy Government International Bond	1.000%	12/20/2018	0.890%		21,400	(1,403)	1,504	101	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		60,400	320	(309)	11	0
	Lafarge S.A.	1.000%	09/20/2016	0.375%		500	(38)	44	6	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%		12,500	(698)	833	135	0
	MetLife, Inc.	1.000%	12/20/2018	0.543%		25,000	0	476	476	0
	MetLife, Inc.	1.000%	06/20/2021	0.915%		25,000	(1,593)	1,731	138	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		300	0	4	4	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		15,000	(73)	241	168	0
	Spain Government International Bond	1.000%	12/20/2018	0.671%		6,500	(383)	472	89	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		38,300	149	335	484	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		3,300	71	7	78	0
	Wells Fargo & Co.	1.000%	12/20/2016	0.212%		400	(18)	25	7	0

BPS	Alcoa, Inc.	1.000%	03/20/2021	2.116%		2,700	(235)	62	0	(173)
	Brazil Government International Bond	1.000%	09/20/2017	1.167%		600	(13)	10	0	(3)
	Caterpillar, Inc.	1.000%	03/20/2016	0.116%		9,200	126	(3)	123	0
	Ford Motor Co.	5.000%	09/20/2021	1.393%		1,500	363	(21)	342	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.812%		12,000	(74)	93	19	0
	Petrobras International Finance Co.	1.000%	06/20/2018	2.022%		58,900	(2,867)	742	0	(2,125)
	Petrobras International Finance Co.	1.000%	09/20/2019	2.466%		38,000	(2,102)	(440)	0	(2,542)
	Safeway Ltd.	1.000%	09/20/2019	1.456%	EUR	4,100	(69)	(43)	0	(112)
	Spain Government International Bond	1.000%	09/20/2021	0.960%	$	100	1	(1)	0	0
	Teck Resources Ltd.	1.000%	06/20/2019	1.742%		5,000	(96)	(68)	0	(164)

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Tesco PLC	1.000%	06/20/2019	1.249%	EUR	17,300	$(47)	$(198)	$0	$(245)
	Whirlpool Corp.	1.000%	06/20/2019	0.682%	$	9,000	40	93	133	0

BRC	AT&T, Inc.	1.000%	06/20/2019	0.479%		7,100	132	39	171	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2017	0.324%		65,050	(865)	2,285	1,420	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.161%		8,500	20	34	54	0
	Brazil Government International Bond	1.000%	06/20/2017	1.107%		35,000	(498)	406	0	(92)
	Brazil Government International Bond	1.000%	06/20/2018	1.358%		21,600	(64)	(209)	0	(273)
	Ford Motor Co.	5.000%	06/20/2019	1.018%		6,000	1,166	(80)	1,086	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	1.294%		5,900	(139)	62	0	(77)
	Italy Government International Bond	1.000%	12/20/2018	0.890%		10,600	(743)	793	50	0
	Marks & Spencer PLC	1.000%	06/20/2019	1.211%	EUR	2,925	(86)	51	0	(35)
	Mexico Government International Bond	1.000%	03/20/2019	0.747%	$	17,600	45	152	197	0
	Mexico Government International Bond	1.000%	09/20/2022	1.204%		9,900	(463)	321	0	(142)
	Petrobras International Finance Co.	1.000%	06/20/2018	2.022%		7,500	(346)	75	0	(271)
	Spain Government International Bond	1.000%	06/20/2019	0.727%		50,000	194	437	631	0
	Telecom Italia SpA	1.000%	06/20/2019	1.775%	EUR	10,000	(868)	429	0	(439)
	Tesco PLC	1.000%	09/20/2019	1.314%		2,500	22	(69)	0	(47)
	Tesco PLC	1.000%	12/20/2019	1.371%		5,700	(31)	(102)	0	(133)
	Toll Brothers Finance Corp.	1.000%	03/20/2021	2.211%	$	5,700	(371)	(25)	0	(396)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		6,700	127	30	157	0
	Whirlpool Corp.	1.000%	03/20/2019	0.631%		2,100	3	31	34	0
	Whirlpool Corp.	1.000%	06/20/2019	0.682%		35,000	173	343	516	0

CBK	Barrick Gold Corp.	1.000%	06/20/2019	1.719%		20,000	(518)	(117)	0	(635)
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		39,800	(275)	422	147	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		20,000	(758)	388	0	(370)
	Brazil Government International Bond	1.000%	09/20/2020	1.907%		8,300	(299)	(109)	0	(408)
	Ford Motor Co.	5.000%	06/20/2019	1.018%		5,600	1,097	(84)	1,013	0
	Ford Motor Credit Co. LLC	5.000%	06/20/2021	1.304%		10,000	2,432	(185)	2,247	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.317%		1,500	(16)	34	18	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.325%		500	(10)	17	7	0
	General Electric Capital Corp.	1.000%	09/20/2019	0.592%		1,000	(102)	121	19	0
	Italy Government International Bond	1.000%	12/20/2018	0.890%		13,400	(1,022)	1,085	63	0
	MetLife, Inc.	1.000%	09/20/2016	0.239%		600	(18)	27	9	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		7,600	(109)	215	106	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		15,400	63	110	173	0
	Orange S.A.	1.000%	06/20/2019	0.638%	EUR	26,500	411	164	575	0
	Safeway Ltd.	1.000%	09/20/2019	1.456%		1,050	(18)	(10)	0	(28)
	Spain Government International Bond	1.000%	12/20/2018	0.671%	$	19,500	(794)	1,061	267	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		42,650	208	331	539	0
	Telecom Italia SpA	1.000%	06/20/2019	1.775%	EUR	5,000	(434)	214	0	(220)
	Tesco PLC	1.000%	06/20/2019	1.249%		7,500	(8)	(98)	0	(106)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.167%	$	2,000	(5)	34	29	0
	Whirlpool Corp.	1.000%	06/20/2019	0.682%		20,000	89	206	295	0

DUB	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.012%		4,000	3	(6)	0	(3)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.042%		17,050	(72)	16	0	(56)
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.564%	EUR	5,000	137	(20)	117	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.241%	$	1,500	3	14	17	0
	Brazil Government International Bond	1.000%	06/20/2017	1.107%		32,600	(474)	389	0	(85)
	Brazil Government International Bond	1.000%	06/20/2018	1.358%		9,450	(37)	(83)	0	(120)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		5,600	(201)	72	0	(129)
	Citigroup, Inc.	1.000%	09/20/2017	0.452%		1,800	(142)	172	30	0
	Ford Motor Co.	5.000%	09/20/2017	0.591%		6,700	774	104	878	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		3,050	593	(41)	552	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		50,000	458	(76)	382	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%		3,000	44	19	63	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		39,000	(794)	919	125	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		134,400	316	(90)	226	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		70,100	(284)	296	12	0
	JPMorgan Chase & Co.	1.000%	09/20/2019	0.640%		3,500	67	(6)	61	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		15,000	(840)	875	35	0
	MetLife, Inc.	1.000%	12/20/2018	0.543%		15,000	70	216	286	0
	MetLife, Inc.	5.000%	09/20/2019	0.671%		1,100	134	95	229	0
	MetLife, Inc.	1.000%	09/20/2021	0.941%		11,000	100	(56)	44	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		13,300	41	129	170	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		19,400	(56)	274	218	0
	Orange S.A.	1.000%	06/20/2019	0.638%	EUR	30,000	465	185	650	0
	Pacific Gas & Electric Co.	1.000%	06/20/2021	0.873%	$	2,000	(88)	105	17	0
	Prudential Financial, Inc.	1.000%	12/20/2018	0.529%		19,000	0	373	373	0
	Safeway Ltd.	1.000%	09/20/2019	1.456%	EUR	4,150	(78)	(36)	0	(114)
	Spain Government International Bond	1.000%	06/20/2019	0.727%	$	44,100	150	407	557	0
	Tesco PLC	1.000%	06/20/2019	1.249%	EUR	18,000	(37)	(218)	0	(255)
	Whirlpool Corp.	1.000%	03/20/2019	0.631%	$	600	(6)	16	10	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	119

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	American International Group, Inc.	1.000%	06/20/2019	0.607%	$	450	$7	$1	$8	$0
	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.421%		700	(20)	32	12	0
	AT&T, Inc.	1.000%	03/20/2023	0.843%		21,400	(575)	835	260	0
	Bank of America Corp.	1.000%	09/20/2017	0.500%		3,200	(243)	290	47	0
	Finmeccanica Finance S.A.	5.000%	03/20/2018	1.412%	EUR	6,100	499	452	951	0
	Ford Motor Co.	5.000%	09/20/2017	0.591%	$	2,900	328	52	380	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		1,700	328	(21)	307	0
	Glencore Finance Europe S.A.	1.000%	12/20/2018	1.190%	EUR	200	(7)	6	0	(1)
	MetLife, Inc.	1.000%	09/20/2017	0.371%	$	20,000	(1,708)	2,085	377	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		5,200	(78)	150	72	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		6,250	12	68	80	0
	Telecom Italia SpA	1.000%	06/20/2019	1.775%	EUR	10,000	(868)	428	0	(440)
	Telefonica Emisiones S.A.U.	1.000%	06/20/2021	1.257%		3,000	(165)	104	0	(61)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.167%	$	7,900	(34)	149	115	0
	Whirlpool Corp.	1.000%	03/20/2019	0.631%		5,150	12	71	83	0
	Whirlpool Corp.	1.000%	06/20/2019	0.682%		20,000	69	225	294	0

GST	American International Group, Inc.	1.000%	09/20/2021	0.900%		15,000	(1,601)	1,700	99	0
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.161%		5,000	12	20	32	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.241%		2,500	5	24	29	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.275%		8,700	78	34	112	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		53,500	(2,612)	1,622	0	(990)
	Finmeccanica Finance S.A.	5.000%	03/20/2018	1.412%	EUR	9,600	802	695	1,497	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2016	0.317%	$	7,100	(77)	162	85	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		9,750	(90)	(54)	0	(144)
	Italy Government International Bond	1.000%	12/20/2018	0.890%		27,600	(1,798)	1,928	130	0
	Marks & Spencer PLC	1.000%	06/20/2019	1.211%	EUR	15,000	(420)	241	0	(179)
	MetLife, Inc.	1.000%	03/20/2015	0.081%	$	2,100	(118)	128	10	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%		16,600	(758)	937	179	0
	Mexico Government International Bond	1.000%	03/20/2018	0.602%		27,050	133	241	374	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		2,900	8	29	37	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		3,700	(9)	50	41	0
	Petrobras International Finance Co.	1.000%	09/20/2019	2.466%		25,000	(1,410)	(262)	0	(1,672)
	Telefonica Emisiones S.A.U.	1.000%	09/20/2019	0.961%	EUR	13,100	153	(118)	35	0
	Tesco PLC	1.000%	09/20/2019	1.314%		2,500	24	(71)	0	(47)
	Time Warner Cable, Inc.	1.000%	12/20/2020	0.613%	$	1,200	(137)	164	27	0

HUS	Brazil Government International Bond	1.000%	03/20/2016	0.768%		25,000	(153)	245	92	0
	Brazil Government International Bond	1.000%	06/20/2017	1.107%		26,700	(384)	314	0	(70)
	Italy Government International Bond	1.000%	06/20/2019	0.968%		123,100	(1,412)	1,619	207	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		8,000	(27)	129	102	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		16,400	8	176	184	0
	Petrobras International Finance Co.	1.000%	06/20/2019	2.380%		10,650	(768)	127	0	(641)
	Spain Government International Bond	1.000%	12/20/2018	0.671%		7,300	(234)	334	100	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.167%		11,000	(65)	227	162	0

JPM	Anglo American Capital PLC	1.000%	06/20/2019	1.425%	EUR	11,000	(590)	324	0	(266)
	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.161%	$	2,600	5	12	17	0
	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.241%		19,200	137	84	221	0
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		9,400	(489)	315	0	(174)
	Caterpillar, Inc.	1.000%	03/20/2016	0.116%		5,200	71	(2)	69	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		2,550	476	(30)	446	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	1.294%		10,000	(330)	201	0	(129)
	Genworth Holdings, Inc.	5.000%	06/20/2019	1.473%		10,000	1,835	(249)	1,586	0
	Marks & Spencer PLC	1.000%	06/20/2019	1.211%	EUR	9,000	(252)	144	0	(108)
	MetLife, Inc.	1.000%	12/20/2015	0.145%	$	4,300	(192)	239	47	0
	Mexico Government International Bond	1.000%	06/20/2018	0.637%		25,000	237	100	337	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		52,300	209	377	586	0
	Morgan Stanley	1.000%	03/20/2019	0.792%		1,800	0	17	17	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		4,300	19	36	55	0
	Whirlpool Corp.	1.000%	03/20/2019	0.631%		400	1	6	7	0
	Williams Cos., Inc.	1.000%	09/20/2019	1.130%		3,800	9	(31)	0	(22)

MYC	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.400%		20,500	(1,076)	1,414	338	0
	Anadarko Petroleum Corp.	1.000%	09/20/2017	0.421%		11,000	(284)	475	191	0
	Anglo American Capital PLC	1.000%	06/20/2019	1.408%		600	(23)	13	0	(10)
	Barrick Gold Corp.	1.000%	06/20/2018	1.192%		7,550	(263)	212	0	(51)
	Barrick Gold Corp.	1.000%	12/20/2018	1.402%		1,300	(53)	32	0	(21)
	Brazil Government International Bond	1.000%	12/20/2018	1.465%		12,400	(617)	388	0	(229)
	Citigroup, Inc.	1.000%	12/20/2017	0.476%		3,000	(76)	127	51	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		2,250	419	(26)	393	0
	Ford Motor Credit Co. LLC	5.000%	06/20/2018	0.617%		700	119	(7)	112	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	1.294%		12,800	(217)	51	0	(166)
	Italy Government International Bond	1.000%	12/20/2018	0.890%		14,400	(938)	1,006	68	0

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Italy Government International Bond	1.000%	03/20/2019	0.931%	$	68,400	$134	$85	$219	$0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		30,100	(254)	305	51	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		12,200	(128)	130	2	0
	Mexico Government International Bond	1.000%	03/20/2018	0.602%		18,900	92	170	262	0
	Mexico Government International Bond	1.000%	06/20/2018	0.637%		25,000	231	106	337	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		21,200	(45)	316	271	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		12,650	49	93	142	0
	Petrobras International Finance Co.	1.000%	09/20/2015	0.942%		1,900	(61)	62	1	0
	Petrobras International Finance Co.	1.000%	03/20/2018	1.927%		5,500	(249)	80	0	(169)
	Russia Government International Bond	1.000%	03/20/2016	2.158%		3,750	(7)	(55)	0	(62)
	Russian Railways	1.000%	03/20/2016	2.843%		700	(16)	(2)	0	(18)
	Spain Government International Bond	1.000%	12/20/2018	0.671%		46,800	(2,760)	3,400	640	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%		1,900	(17)	42	25	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		102,300	479	813	1,292	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%		26,700	400	(77)	323	0
	TRW Automotive, Inc.	1.000%	06/20/2019	0.910%		9,300	(115)	156	41	0

RYL	Alcoa, Inc.	1.000%	06/20/2021	2.181%		2,600	(232)	50	0	(182)
	Comcast Corp.	1.000%	12/20/2015	0.064%		1,200	0	14	14	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	03/20/2016	0.255%		12,500	(48)	189	141	0

UAG	Ford Motor Credit Co. LLC	5.000%	09/20/2017	0.465%		900	106	15	121	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%		7,500	(370)	451	81	0

							$(29,718)	$47,491	$33,859	$(16,086)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-22 5-Year Index	1.000%	06/20/2019	$64,500	$ 762	$(182)	$580	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.000%	01/04/2021	BRL	123,200	$(223)	$(1,413)	$0	$(1,636)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		420,600	(633)	(1,014)	0	(1,647)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		98,900	(48)	163	115	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	7,800	12	3	15	0

BRC	Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	291,000	315	689	1,004	0
	Pay	28-Day MXN-TIIE	6.750%	08/31/2021		154,500	(15)	589	574	0

DUB	Pay	1-Year BRL-CDI	11.000%	01/04/2021	BRL	206,800	(825)	(1,922)	0	(2,747)
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	12,700	8	16	24	0
	Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	1,417,800	38	(1,684)	0	(1,646)

GLM	Pay	1-Year BRL-CDI	11.000%	01/04/2021	BRL	186,500	(639)	(1,838)	0	(2,477)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		12,600	45	(30)	15	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	31,300	116	(56)	60	0

HUS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	68,000	(217)	(49)	0	(266)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		54,500	196	(132)	64	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	229,000	206	583	789	0
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021		1,012,800	2,157	5,039	7,196	0

JPM	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		62,000	38	176	214	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	121

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Year BRL-CDI	11.000%	01/04/2021	BRL	82,100	$(126)	$(965)	$0	$(1,091)
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	161,800	128	430	558	0

UAG	Pay	1-Year BRL-CDI	11.000%	01/04/2021	BRL	54,200	(224)	(496)	0	(720)
	Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	1,098,700	(143)	(1,133)	0	(1,276)

							$166	$(3,044)	$10,628	$(13,506)

Total Swap Agreements							$(28,790)	$44,265	$45,067	$(29,592)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(k)	Securities with an aggregate market value of $36,953 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$1,673	$1,503	$3,343	$6,519	$(103)	$(10,752)	$(436)	$(11,291)	$(4,772)	$5,193	$421
BPS	792	0	747	1,539	(496)	0	(8,647)	(9,143)	(7,604)	8,017	413
BRC	2,389	0	5,894	8,283	(98)	0	(1,905)	(2,003)	6,280	(5,660)	620
CBK	158	1,519	6,087	7,764	(167)	(2,799)	(1,767)	(4,733)	3,031	(2,881)	150
DUB	0	11,103	5,076	16,179	0	(14,463)	(5,155)	(19,618)	(3,439)	4,166	727
FBF	3,936	3,081	2,986	10,003	(230)	(3,356)	(502)	(4,088)	5,915	(5,790)	125
GLM	3,315	0	75	3,390	(308)	(5,285)	(2,477)	(8,070)	(4,680)	5,225	545
GST	0	0	2,687	2,687	0	(2,192)	(3,032)	(5,224)	(2,537)	2,524	(13)
HUS	0	0	8,896	8,896	(58)	0	(977)	(1,035)	7,861	(7,500)	361
JPM	4,921	22,806	3,602	31,329	(1,288)	(28,718)	(699)	(30,705)	624	1,951	2,575
MSB	30,898	0	0	30,898	(4,482)	0	0	(4,482)	26,416	(23,490)	2,926
MYC	0	9,748	5,317	15,065	0	(21,883)	(1,817)	(23,700)	(8,635)	6,375	(2,260)
NGF	0	6,559	0	6,559	0	(7,134)	0	(7,134)	(575)	270	(305)
RBC	2,127	1,510	0	3,637	(7)	(1,684)	0	(1,691)	1,946	(1,440)	506
RYL	0	0	155	155	0	0	(182)	(182)	(27)	(25)	(52)
UAG	3,739	0	202	3,941	(2,572)	0	(1,996)	(4,568)	(627)	917	290

Total Over the Counter	$53,948	$57,829	$45,067	$156,844	$(9,809)	$(98,266)	$(29,592)	$(137,667)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$126	$126
Swap Agreements	0	13,848	0	0	2,927	16,775

	$0	$13,848	$0	$0	$3,053	$16,901

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,948	$0	$53,948
Purchased Options	0	0	14,494	0	43,335	57,829
Swap Agreements	0	34,439	0	0	10,628	45,067

	$0	$34,439	$14,494	$53,948	$53,963	$156,844

	$0	$48,287	$14,494	$53,948	$57,016	$173,745

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$183	$183
Swap Agreements	0	179	0	0	1,416	1,595

	$0	$179	$0	$0	$1,599	$1,778

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,809	$0	$9,809
Written Options	0	6,222	17,660	11,279	63,105	98,266
Swap Agreements	0	16,086	0	0	13,506	29,592

	$0	$22,308	$17,660	$21,088	$76,611	$137,667

	$0	$22,487	$17,660	$21,088	$78,210	$139,445

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5,132	$5,132
Futures	0	0	0	0	4,639	4,639
Swap Agreements	0	76,162	0	0	6,021	82,183

	$0	$76,162	$0	$0	$15,792	$91,954

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,936	$0	$9,936
Purchased Options	0	0	0	0	(1,672)	(1,672)
Written Options	0	9,857	0	453	13,938	24,248
Swap Agreements	0	32,322	0	0	7,744	40,066

	$0	$42,179	$0	$10,389	$20,010	$72,578

	$0	$118,341	$0	$10,389	$35,802	$164,532

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(923)	$(923)
Futures	0	0	0	0	1,184	1,184
Swap Agreements	0	(20,430)	0	0	(64,232)	(84,662)

	$0	$(20,430)	$0	$0	$(63,971)	$(84,401)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,679	$0	$54,679
Purchased Options	0	0	(1,615)	0	(36,170)	(37,785)
Written Options	0	(1,573)	(1,236)	(3,996)	32,842	26,037
Swap Agreements	0	(4,940)	0	0	9,180	4,240

	$0	$(6,513)	$(2,851)	$50,683	$5,852	$47,171

	$0	$(26,943)	$(2,851)	$50,683	$(58,119)	$(37,230)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$681,476	$103,901	$785,377
Corporate Bonds & Notes
Banking & Finance	0	5,858,894	0	5,858,894
Industrials	0	6,931,579	256,837	7,188,416
Utilities	0	3,261,417	22,353	3,283,770
Municipal Bonds & Notes
Arizona	0	3,423	0	3,423
California	0	685,766	0	685,766
Colorado	0	698	0	698
Florida	0	9,119	0	9,119

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Georgia	$0	$65,189	$0	$65,189
Illinois	0	24,646	0	24,646
Indiana	0	8,558	0	8,558
Iowa	0	4,700	0	4,700
Kentucky	0	474	0	474
Louisiana	0	111	0	111
Massachusetts	0	12,354	0	12,354
Mississippi	0	4,079	0	4,079
Missouri	0	492	0	492
New Jersey	0	43,957	0	43,957
New York	0	300,614	0	300,614

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	123

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

September 30, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
North Carolina	$0	$3,384	$0	$3,384
Ohio	0	129,949	0	129,949
Pennsylvania	0	26,151	0	26,151
Tennessee	0	35,885	0	35,885
Texas	0	131,534	0	131,534
Washington	0	7,749	0	7,749
Wisconsin	0	3,959	0	3,959
U.S. Government Agencies	0	8,574	0	8,574
U.S. Treasury Obligations	0	5,846,480	0	5,846,480
Mortgage-Backed Securities	0	23,006	821	23,827
Asset-Backed Securities	0	13,252	30,876	44,128
Sovereign Issues	0	982,553	0	982,553
Common Stocks
Consumer Discretionary	218,621	0	0	218,621
Convertible Preferred Securities
Banking & Finance	0	24,296	0	24,296
Preferred Securities
Banking & Finance	24,394	24,432	0	48,826
Utilities	14,075	14,043	0	28,118
Short-Term Instruments
Certificates of Deposit	0	45,821	0	45,821
Repurchase Agreements	0	1,458	0	1,458
U.S. Treasury Bills	0	24,882	0	24,882
	$257,090	$25,244,954	$414,788	$25,916,832

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$648,934	$0	$0	$648,934

Total Investments	$906,024	$25,244,954	$414,788	$26,565,766

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,051)	$0	$(1,051)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	126	16,775	0	16,901
Over the counter	0	156,844	0	156,844
	$126	$173,619	$0	$173,745

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(183)	(1,595)	0	(1,778)
Over the counter	0	(137,667)	0	(137,667)
	$(183)	$(139,262)	$0	$(139,445)

Totals	$905,967	$25,278,260	$414,788	$26,599,015

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$0	$106,938	$(1,988)	$0	$0	$(1,049)	$0	$0	$103,901	$(1,049)
Corporate Bonds & Notes
Banking & Finance	23,955	3,863	(784)	(63)	(53)	678	0	(27,596)	0	0
Industrials	196,154	55,965	(17,615)	(407)	(348)	(309)	29,648	(6,251)	256,837	(566)
Utilities	0	0	0	0	0	0	22,353	0	22,353	0
Mortgage-Backed Securities	842	0	(42)	0	1	20	0	0	821	20
Asset-Backed Securities	32,077	(619)	(461)	(5)	(3)	(113)	0	0	30,876	189

	$253,028	$166,147	$(20,890)	$(475)	$(403)	$(773)	$52,001	$(33,847)	$414,788	$(1,406)

Financial Derivative Instruments - Liabilities
Over the counter	$(38)	$0	$0	$0	$0	$28	$0	$10	$0	$0

Totals	$252,990	$166,147	$(20,890)	$(475)	$(403)	$(745)	$52,001	$(33,837)	$414,788	$(1,406)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$101,677	Benchmark Pricing	Base Price	99.40-100.65
	2,224	Third Party Vendor	Broker Quote	100.25
Corporate Bonds & Notes
Industrials	24,353	Benchmark Pricing	Base Price	102.67
	232,484	Third Party Vendor	Broker Quote	100.50-117.25
Utilities	22,353	Third Party Vendor	Broker Quote	107.00
Mortgage-Backed Securities	821	Third Party Vendor	Broker Quote	98.78
Asset-Backed Securities	30,876	Benchmark Pricing	Base Price	101.50-101.64

Total	$414,788

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.4%

CORPORATE BONDS & NOTES 16.0%

BANKING & FINANCE 9.4%
Banco do Brasil S.A.
3.875% due 10/10/2022	$400	$372
Bank of America Corp.
5.750% due 12/01/2017	200	223
6.875% due 04/25/2018	300	346
6.875% due 11/15/2018	1,600	1,871
7.625% due 06/01/2019	1,400	1,693
Bank of America N.A.
0.514% due 06/15/2016	500	499
0.534% due 06/15/2017	1,600	1,590
Citigroup, Inc.
8.500% due 05/22/2019	1,300	1,627
JPMorgan Chase & Co.
0.754% due 02/15/2017	1,500	1,508
1.625% due 05/15/2018	200	197
3.150% due 07/05/2016	500	518
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	2,600	2,909
Morgan Stanley
5.375% due 10/15/2015	1,400	1,467
6.000% due 04/28/2015	400	412
Qatari Diar Finance Co.
3.500% due 07/21/2015	100	102
5.000% due 07/21/2020	2,300	2,562
QNB Finance Ltd.
3.375% due 02/22/2017	3,500	3,653
Rabobank Group
0.565% due 04/28/2017	3,800	3,801
Royal Bank of Scotland PLC
9.500% due 03/16/2022	200	228
Waha Aerospace BV
3.925% due 07/28/2020	1,800	1,897
Wells Fargo & Co.
1.250% due 07/20/2016	5,000	5,031

		32,506

INDUSTRIALS 4.9%
Altria Group, Inc.
10.200% due 02/06/2039	97	164
CC Holdings GS LLC
3.849% due 04/15/2023	3,160	3,115
CNOOC Finance Ltd.
3.000% due 05/09/2023	3,800	3,539
Southwestern Energy Co.
4.100% due 03/15/2022	100	103
7.500% due 02/01/2018	2,900	3,390
ST Engineering Financial Ltd.
4.800% due 07/16/2019	6,152	6,819

		17,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.7%
Petroleos Mexicanos
5.500% due 01/21/2021	$600	$663
Qtel International Finance Ltd.
4.750% due 02/16/2021	1,300	1,393
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	500	515
Verizon Communications, Inc.
1.764% due 09/15/2016	2,200	2,256
1.984% due 09/14/2018	100	105
2.500% due 09/15/2016	300	308
3.650% due 09/14/2018	400	422
4.500% due 09/15/2020	300	325

		5,987

Total Corporate Bonds & Notes (Cost $55,345)		55,623

MUNICIPAL BONDS & NOTES 0.7%

WASHINGTON 0.7%
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	2,500	2,551

Total Municipal Bonds & Notes (Cost $2,500)		2,551

U.S. GOVERNMENT AGENCIES 4.9%
Fannie Mae
3.000% due 11/01/2044	8,000	7,865
3.980% due 07/01/2021	2,300	2,481
5.000% due 11/01/2044	4,000	4,406
5.500% due 04/01/2034 - 04/01/2039	2,024	2,265

Total U.S. Government Agencies (Cost $16,793)		17,017

U.S. TREASURY OBLIGATIONS 39.3%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2022	11,915	11,643
0.375% due 07/15/2023	3,993	3,954
U.S. Treasury Notes
0.250% due 09/15/2015 (d)	64,900	64,989
1.625% due 07/31/2019	11,800	11,731
2.000% due 05/31/2021 (d)	34,500	34,112
2.250% due 04/30/2021	4,900	4,926
2.500% due 05/15/2024	4,800	4,805

Total U.S. Treasury Obligations (Cost $135,928)		136,160

ASSET-BACKED SECURITIES 1.6%
Nelnet Student Loan Trust
0.934% due 07/25/2018	51	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.234% due 07/25/2017	$173	$173
0.434% due 03/15/2019	1,052	1,051
0.855% due 01/25/2029	1,432	1,447
1.734% due 04/25/2023	1,829	1,897
South Carolina Student Loan Corp.
0.984% due 03/02/2020	800	806

Total Asset-Backed Securities (Cost $5,385)		5,425

SOVEREIGN ISSUES 1.6%
Export-Import Bank of Korea
1.250% due 11/20/2015	200	201
4.375% due 09/15/2021	700	757
5.000% due 04/11/2022	1,700	1,904
5.875% due 01/14/2015	100	101
Qatar Government International Bond
4.000% due 01/20/2015	2,400	2,426

Total Sovereign Issues (Cost $5,380)		5,389

SHORT-TERM INSTRUMENTS 39.3%

REPURCHASE AGREEMENTS (b) 18.7%
		65,010

SHORT-TERM NOTES 20.6%
Federal Home Loan Bank
0.052% due 11/14/2014	19,500	19,499
0.054% due 12/17/2014	10,700	10,700
0.061% due 12/12/2014	2,400	2,400
0.071% due 12/10/2014	900	900
Freddie Mac
0.081% due 01/13/2015	38,000	37,999

		71,498

Total Short-Term Instruments (Cost $136,498)		136,508

Total Investments in Securities (Cost $357,829)		358,673

Total Investments 103.4% (Cost $357,829)		$358,673

Financial Derivative Instruments (c)(e) 0.2% (Cost or Premiums, net $671)		781

Other Assets and Liabilities, net (3.6%)		(12,456)

Net Assets 100.0%		$346,998

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	125

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.000%	09/30/2014	10/01/2014	$8,300	U.S. Treasury Notes 2.125% due 09/30/2021	$(8,461)	$8,300	$8,300
BPG	0.000%	09/30/2014	10/01/2014	10,000	U.S. Treasury Bonds 2.750% due 11/15/2042	(10,154)	10,000	10,000
GSC	0.010%	09/30/2014	10/01/2014	3,300	Freddie Mac 3.500% due 09/01/2042	(3,396)	3,300	3,300
SSB	0.000%	09/30/2014	10/01/2014	810	U.S. Treasury Notes 1.500% due 02/28/2019	(830)	810	810
TDM	0.000%	09/30/2014	10/01/2014	42,600	U.S. Treasury Bonds 4.500% due 08/15/2039	(33,459)	42,600	42,600
					U.S. Treasury Notes 3.125% due 05/15/2021	(9,830)

Total Repurchase Agreements						$(66,130)	$65,010	$65,010

(1)	Includes accrued interest.

As of September 30, 2014, there were no open sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $21,403 at a weighted average interest rate of (0.288%).

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BPG	Fannie Mae	5.500%	10/01/2044	$2,000	$(2,225)	$(2,228)

Total Short Sales					$(2,225)	$(2,228)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$8,300	$0	$0	$0	$8,300	$(8,461)	$(161)
BPG	10,000	0	0	0	10,000	(10,154)	(154)
GSC	3,300	0	0	0	3,300	(3,396)	(96)
SSB	810	0	0	0	810	(830)	(20)
TDM	42,600	0	0	0	42,600	(43,289)	(689)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(2,228)	(2,228)	0	(2,228)

Total Borrowings and Other Financing Transactions	$65,010	$0	$0	$(2,228)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.750	12/15/2014	15	$1	$1

Total Purchased Options				$1	$1

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.000	12/15/2014	15	$(1)	$0

Total Written Options				$(1)	$0

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
30-Year Deliverable Interest Rate Swap December Futures	Short	12/2014	12	$13	$7	$0
U.S. Treasury Ultra Long-Term Bond December Futures	Short	12/2014	34	61	27	0

Total Futures Contracts				$74	$34	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	3.000%	06/18/2024	$55,200	$2,282	$1,129	$0	$(75)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	26,700	(3,239)	(1,812)	166	0

					$(957)	$(683)	$166	$(75)

Total Swap Agreements					$(957)	$(683)	$166	$(75)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(d)	Securities with an aggregate market value of $1,335 and cash of $47 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$34	$166	$201	$0	$0	$(75)	$(75)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Premiums
Balance at Beginning of Period	15	$(1)
Sales	0	0
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	15	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	127

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Goldman Sachs Group, Inc.	1.000%	06/20/2019	0.857%	$ 5,500	$9	$28	$37	$0

BRC	Philippines Government International Bond	1.000%	06/20/2019	0.856%	400	0	3	3	0

DUB	Brazil Government International Bond	1.000%	09/20/2022	2.172%	400	(23)	(9)	0	(32)
	Ford Motor Co.	5.000%	03/20/2019	0.962%	3,300	615	(39)	576	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%	3,500	63	3	66	0

GST	Brazil Government International Bond	1.000%	06/20/2019	1.623%	700	(21)	2	0	(19)

HUS	Brazil Government International Bond	1.000%	09/20/2022	2.172%	500	(30)	(10)	0	(40)

JPM	Ford Motor Co.	5.000%	03/20/2019	0.962%	300	56	(4)	52	0
	Philippines Government International Bond	1.000%	06/20/2019	0.856%	1,700	2	10	12	0

						$671	$(16)	$746	$(91)

Total Swap Agreements						$671	$(16)	$746	$(91)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$37	$37	$0	$0	$0	$0	$37	$0	$37
BRC	0	0	3	3	0	0	0	0	3	0	3
DUB	0	0	642	642	0	0	(32)	(32)	610	(720)	(110)
GST	0	0	0	0	0	0	(19)	(19)	(19)	0	(19)
HUS	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
JPM	0	0	64	64	0	0	0	0	64	0	64

Total Over the Counter	$0	$0	$746	$746	$0	$0	$(91)	$(91)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	34	34
Swap Agreements	0	0	0	0	166	166

	$0	$0	$0	$0	$201	$201

Over the counter
Swap Agreements	$0	$746	$0	$0	$0	$746

	$0	$746	$0	$0	$201	$947

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$75	$75

Over the counter
Swap Agreements	$0	$91	$0	$0	$0	$91

	$0	$91	$0	$0	$75	$166

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(157)	$(157)
Swap Agreements	0	0	0	0	(69)	(69)

	$0	$0	$0	$0	$(226)	$(226)

Over the counter
Swap Agreements	$0	$183	$0	$0	$0	$183

	$0	$183	$0	$0	$(226)	$(43)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$108	$108
Swap Agreements	0	0	0	0	(683)	(683)

	$0	$0	$0	$0	$(575)	$(575)

Over the counter
Swap Agreements	$0	$(47)	$0	$0	$0	$(47)

	$0	$(47)	$0	$0	$(575)	$(622)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$32,506	$0	$32,506
Industrials	0	17,130	0	17,130
Utilities	0	5,987	0	5,987
Municipal Bonds & Notes
Washington	0	2,551	0	2,551
U.S. Government Agencies	0	17,017	0	17,017
U.S. Treasury Obligations	0	136,160	0	136,160
Asset-Backed Securities	0	5,425	0	5,425
Sovereign Issues	0	5,389	0	5,389
Short-Term Instruments
Repurchase Agreements	0	65,010	0	65,010
Short-Term Notes	0	71,498	0	71,498

Total Investments	$0	$358,673	$0	$358,673

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,228)	$0	$(2,228)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	35	166	0	201
Over the counter	0	746	0	746
	$35	$912	$0	$947

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(75)	0	(75)
Over the counter	0	(91)	0	(91)
	$0	$(166)	$0	$(166)

Totals	$35	$357,191	$0	$357,226

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	129

Schedule of Investments PIMCO Moderate Duration Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.6%

CORPORATE BONDS & NOTES 26.4%

BANKING & FINANCE 16.8%
Abbey National Treasury Services PLC
0.744% due 03/13/2017	$5,400	$5,415
American Express Bank FSB
6.000% due 09/13/2017	615	692
American Express Centurion Bank
5.950% due 06/12/2017	350	393
American Express Credit Corp.
0.724% due 08/15/2019	5,200	5,216
Bank of America Corp.
3.625% due 03/17/2016	1,700	1,762
5.650% due 05/01/2018	2,700	3,006
5.750% due 12/01/2017	100	111
6.875% due 04/25/2018	500	577
7.625% due 06/01/2019	2,100	2,540
Bank of America N.A.
0.534% due 06/15/2017	400	398
BM&FBovespa S.A.
5.500% due 07/16/2020	2,400	2,622
Citigroup, Inc.
4.587% due 12/15/2015	1,700	1,776
6.125% due 05/15/2018	4,500	5,100
Credit Suisse
3.500% due 03/23/2015	400	406
Ford Motor Credit Co. LLC
1.500% due 01/17/2017	1,100	1,099
3.000% due 06/12/2017	1,700	1,756
3.984% due 06/15/2016	200	210
4.207% due 04/15/2016	500	523
5.625% due 09/15/2015	600	628
Goldman Sachs Group, Inc.
0.734% due 01/12/2015	1,100	1,101
6.250% due 09/01/2017	1,500	1,684
HDFC Bank Ltd.
3.000% due 03/06/2018	1,800	1,811
JPMorgan Chase & Co.
3.450% due 03/01/2016	400	414
4.250% due 10/15/2020	200	213
4.400% due 07/22/2020	700	755
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	5,900	6,602
Morgan Stanley
5.375% due 10/15/2015	600	629
Murray Street Investment Trust
4.647% due 03/09/2017	1,100	1,178
National Australia Bank Ltd.
1.600% due 08/07/2015	600	606
Qatari Diar Finance Co.
5.000% due 07/21/2020	3,600	4,010
QNB Finance Ltd.
3.125% due 11/16/2015	2,500	2,559
3.375% due 02/22/2017	2,700	2,818
Rabobank Group
0.565% due 04/28/2017	5,800	5,801
Simon Property Group LP
3.375% due 10/01/2024	5,800	5,735
Sumitomo Mitsui Banking Corp.
0.664% due 01/10/2017	5,800	5,820
UBS AG
0.873% due 08/14/2019	5,800	5,837
Vesey Street Investment Trust
4.404% due 09/01/2016	1,700	1,802
Waha Aerospace BV
3.925% due 07/28/2020	120	126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
1.250% due 07/20/2016	$7,000	$7,043

		90,774

INDUSTRIALS 7.9%
AbbVie, Inc.
1.200% due 11/06/2015	500	502
2.900% due 11/06/2022	1,000	958
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	2,900	2,823
3.625% due 03/30/2015	700	710
5.000% due 03/30/2020	300	330
American Airlines Pass-Through Trust
5.250% due 07/31/2022	384	415
Amgen, Inc.
3.450% due 10/01/2020	500	518
3.875% due 11/15/2021	1,100	1,159
Baidu, Inc.
2.750% due 06/09/2019	5,300	5,277
CC Holdings GS LLC
3.849% due 04/15/2023	1,000	986
Celgene Corp.
1.900% due 08/15/2017	1,200	1,210
CNOOC Finance Ltd.
3.000% due 05/09/2023	5,700	5,308
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	583	596
9.000% due 01/08/2018	1,269	1,396
Energy Transfer Partners LP
6.700% due 07/01/2018	510	588
Ensco PLC
3.250% due 03/15/2016	300	309
General Electric Co.
2.700% due 10/09/2022	1,200	1,168
Google, Inc.
3.625% due 05/19/2021	1,200	1,278
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	350	352
5.800% due 03/01/2021	1,400	1,572
6.850% due 02/15/2020	700	822
9.000% due 02/01/2019	400	499
NBCUniversal Media LLC
4.375% due 04/01/2021	1,200	1,309
Noble Holding International Ltd.
3.450% due 08/01/2015	400	408
Reynolds American, Inc.
4.850% due 09/15/2023	600	640
6.750% due 06/15/2017	2,100	2,372
Southwestern Energy Co.
4.100% due 03/15/2022	300	308
7.500% due 02/01/2018	4,100	4,794
ST Engineering Financial Ltd.
4.800% due 07/16/2019	3,110	3,447
Sunoco, Inc.
5.750% due 01/15/2017	500	545

		42,599

UTILITIES 1.7%
BP Capital Markets PLC
3.125% due 10/01/2015	500	514
Petroleos Mexicanos
5.500% due 01/21/2021	2,500	2,764
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	266	289
Shell International Finance BV
3.100% due 06/28/2015	400	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
1.764% due 09/15/2016	$900	$923
1.984% due 09/14/2018	1,900	2,003
2.500% due 09/15/2016	600	616
3.650% due 09/14/2018	900	949
4.500% due 09/15/2020	500	541

		9,007

Total Corporate Bonds & Notes (Cost $141,546)		142,380

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.3%
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
5.035% due 05/15/2021	700	792
University of California Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 05/15/2037	500	534

		1,326

ILLINOIS 0.1%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	601

NEW YORK 0.2%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	1,008

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
4.000% due 01/01/2017	200	215
5.000% due 01/01/2016	200	212

		427

TEXAS 0.4%
Harris County, Texas Metropolitan Transit Authority Revenue Bonds, (BABs), Series 2009
6.875% due 11/01/2038	2,000	2,327

Total Municipal Bonds & Notes (Cost $5,658)		5,689

U.S. GOVERNMENT AGENCIES 11.3%
Fannie Mae
3.000% due 04/01/2043 - 11/01/2044	45,017	44,394
3.500% due 11/01/2044	1,000	1,019
3.820% due 09/01/2021	1,974	2,121
3.980% due 07/01/2021	2,500	2,697
4.500% due 04/01/2039	481	520
5.000% due 11/01/2044	4,000	4,406
5.500% due 06/01/2038	2,968	3,332
Freddie Mac
1.250% due 08/01/2019	1,100	1,068
3.500% due 06/01/2044	988	1,010

Total U.S. Government Agencies (Cost $59,478)		60,567

U.S. TREASURY OBLIGATIONS 52.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022	8,081	7,897
0.125% due 07/15/2024	13,546	13,021

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2023	$9,931	$9,835
2.375% due 01/15/2025	506	593
U.S. Treasury Notes
0.250% due 09/15/2015	59,700	59,782
1.500% due 08/31/2018	81,100	81,087
1.625% due 03/31/2019 (e)	200	199
1.625% due 07/31/2019	33,700	33,501
2.000% due 02/28/2021	23,200	23,010
2.000% due 05/31/2021	1,900	1,879
2.250% due 04/30/2021	26,300	26,441
2.500% due 05/15/2024	23,900	23,925
2.750% due 02/15/2024	400	410

Total U.S. Treasury Obligations (Cost $281,869)		281,580

SOVEREIGN ISSUES 2.2%
Export-Import Bank of Korea
4.000% due 01/29/2021	2,000	2,109
4.375% due 09/15/2021	900	973
5.000% due 04/11/2022	3,400	3,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 06/29/2020	$900	$1,012
Mexico Government International Bond
6.050% due 01/11/2040	200	237
Panama Government International Bond
9.375% due 04/01/2029	1,500	2,231
Republic of Korea
7.125% due 04/16/2019	1,400	1,696

Total Sovereign Issues (Cost $11,767)		12,066

SHORT-TERM INSTRUMENTS 10.3%

REPURCHASE AGREEMENTS (c) 0.4%
		2,319

SHORT-TERM NOTES 9.8%
Fannie Mae
0.066% due 01/05/2015	24,000	24,000
Federal Home Loan Bank
0.032% due 12/19/2014	100	100
0.033% due 12/24/2014	600	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.081% due 01/13/2015	$27,800	$27,799

		52,499

U.S. TREASURY BILLS 0.1%
0.046% due 10/09/2014 - 10/30/2014 (a)(e)	700	700

Total Short-Term Instruments (Cost $55,508)		55,518

Total Investments in Securities (Cost $555,826)		557,800

Total Investments 103.6% (Cost $555,826)		$557,800

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $(45))		6

Other Assets and Liabilities, net (3.6%)		(19,317)

Net Assets 100.0%		$538,489

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.010%	09/30/2014	10/01/2014	$1,700	Freddie Mac 3.500% due 09/01/2042	$(1,750)	$1,700	$1,700
SSB	0.000%	09/30/2014	10/01/2014	619	U.S. Treasury Notes 1.500% due 02/28/2019	(636)	619	619

Total Repurchase Agreements						$(2,386)	$2,319	$2,319

(1)	Includes accrued interest.

As of September 30, 2014, there were no open sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $13,558 at a weighted average interest rate of (0.920%).

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BPG	Fannie Mae	5.500%	10/01/2044	$2,000	$(2,225)	$(2,228)

Total Short Sales					$(2,225)	$(2,228)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	131

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
GSC	$1,700	$0	$0	$0	$1,700	$(1,750)	$(50)
SSB	619	0	0	0	619	(636)	(17)

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(60)	(60)
BPG	0	0	0	(2,228)	(2,228)	0	(2,228)

Total Borrowings and Other Financing Transactions	$2,319	$0	$0	$(2,228)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.750	12/15/2014	23	$2	$1

Total Purchased Options				$2	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.000	12/15/2014	23	$(2)	$0

Total Written Options				$(2)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$23,000	$375	$(1)	$26	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	0.500%	12/17/2015	$48,300	$4	$3	$0	$0
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	19,500	(167)	75	9	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	8,100	(434)	(94)	50	0

					$(597)	$(16)	$59	$0

Total Swap Agreements					$(222)	$(17)	$85	$0

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(e)	Securities with an aggregate market value of $876 and cash of $519 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$0	$85	$86	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Premiums
Balance at Beginning of Period	23	$(2)
Sales	0	0
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	23	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	12/20/2019	1.031%	$ 1,300	$(2)	$1	$0	$(1)

GST	Mexico Government International Bond	1.000%	06/20/2019	0.794%	100	1	0	1	0

JPM	Brazil Government International Bond	1.000%	09/20/2019	1.690%	2,500	(44)	(36)	0	(80)

						$(45)	$(35)	$1	$(81)

Total Swap Agreements						$(45)	$(35)	$1	$(81)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)
GST	0	0	1	1	0	0	0	0	1	0	1
JPM	0	0	0	0	0	0	(80)	(80)	(80)	0	(80)

Total Over the Counter	$0	$0	$1	$1	$0	$0	$(81)	$(81)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	133

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Swap Agreements	0	26	0	0	59	85

	$0	$26	$0	$0	$60	$86

Over the counter
Swap Agreements	$0	$1	$0	$0	$0	$1

	$0	$27	$0	$0	$60	$87

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$81	$0	$0	$0	$81

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(731)	$(731)
Swap Agreements	0	170	0	0	0	170

	$0	$170	$0	$0	$(731)	$(561)

Over the counter
Swap Agreements	$0	$141	$0	$0	$0	$141

	$0	$311	$0	$0	$(731)	$(420)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$104	$104
Swap Agreements	0	(41)	0	0	(16)	(57)

	$0	$(41)	$0	$0	$88	$47

Over the counter
Swap Agreements	$0	$(108)	$0	$0	$0	$(108)

	$0	$(149)	$0	$0	$88	$(61)

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$90,774	$0	$90,774
Industrials	0	40,192	2,407	42,599
Utilities	0	9,007	0	9,007
Municipal Bonds & Notes
California	0	1,326	0	1,326
Illinois	0	601	0	601
New York	0	1,008	0	1,008
Pennsylvania	0	427	0	427
Texas	0	2,327	0	2,327
U.S. Government Agencies	0	60,567	0	60,567
U.S. Treasury Obligations	0	281,580	0	281,580
Sovereign Issues	0	12,066	0	12,066
Short-Term Instruments
Repurchase Agreements	0	2,319	0	2,319
Short-Term Notes	0	52,499	0	52,499
U.S. Treasury Bills	0	700	0	700

Total Investments	$0	$555,393	$2,407	$557,800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,228)	$0	$(2,228)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$85	$0	$86
Over the counter	0	1	0	1
	$1	$86	$0	$87

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(81)	$0	$(81)

Totals	$1	$553,170	$2,407	$555,578

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	135

Schedule of Investments PIMCO Mortgage Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.6%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
CVS Pass-Through Trust
6.036% due 12/10/2028	$1,566	$1,816

Total Corporate Bonds & Notes (Cost $1,565)		1,816

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
Ennis Economic Development Corp., Texas Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	1,621

Total Municipal Bonds & Notes (Cost $3,622)		1,621

U.S. GOVERNMENT AGENCIES 111.0%
Fannie Mae
0.000% due 08/25/2022 (b)	5	5
0.215% due 07/25/2037	2,417	2,371
0.222% due 12/25/2036	889	873
0.355% due 03/25/2035 - 10/27/2037	46,961	46,874
0.374% due 09/26/2033	26	25
0.375% due 07/25/2032	353	345
0.415% due 06/25/2032	3	3
0.435% due 10/25/2033	1	1
0.449% due 04/25/2035	549	547
0.455% due 12/25/2028	21	21
0.505% due 07/25/2042	12,516	12,571
0.515% due 02/25/2033	32	31
0.554% due 04/18/2028	52	52
0.555% due 06/25/2029 - 06/25/2032	581	583
0.565% due 04/25/2036	1,326	1,331
0.604% due 10/18/2030	53	54
0.635% due 12/25/2040	62,829	63,419
0.654% due 09/18/2027	100	101
0.655% due 03/25/2017 - 01/25/2041	135,192	136,488
0.705% due 06/25/2018	1	1
0.735% due 06/25/2041	5,582	5,645
0.805% due 06/25/2022 - 09/25/2023	51	51
1.055% due 04/25/2032 - 04/25/2037	10,385	10,594
1.255% due 05/25/2023	25	25
1.318% due 08/01/2042 - 10/01/2044	3,549	3,643
1.346% due 03/01/2035	324	335
1.455% due 11/25/2021	14	15
1.518% due 10/01/2030 - 12/01/2040	486	508
1.625% due 06/01/2017 - 08/01/2017	32	32
1.645% due 07/01/2030	22	23
1.730% due 10/01/2016	9	9
1.781% due 06/01/2023 - 03/01/2035	127	133
1.865% due 05/01/2035	143	153
1.875% due 04/01/2033	101	101
1.910% due 03/01/2017 - 09/01/2035	559	590
1.917% due 10/01/2023	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.918% due 10/01/2016 - 10/01/2031	$50	$50
1.954% due 09/01/2035	1,098	1,172
1.968% due 05/01/2019	52	54
1.972% due 02/01/2021	35	35
1.998% due 11/01/2017	4	4
2.000% due 07/01/2017 - 04/01/2029	37,379	36,616
2.041% due 11/01/2035	533	563
2.055% due 04/01/2022	31	33
2.056% due 07/01/2027	12	13
2.058% due 07/01/2035	113	122
2.069% due 11/01/2035	17	18
2.083% due 02/01/2035	481	486
2.088% due 07/01/2035	327	349
2.102% due 03/01/2018 - 03/01/2025	12	12
2.125% due 08/01/2023 - 08/01/2035	169	180
2.139% due 01/01/2030	8	8
2.149% due 04/01/2019	16	17
2.165% due 07/01/2034	280	299
2.170% due 06/01/2019	3	3
2.193% due 01/01/2035	277	295
2.200% due 11/01/2026	86	87
2.202% due 05/25/2035	374	383
2.223% due 02/01/2026 - 02/01/2034	177	190
2.227% due 02/01/2032	302	304
2.230% due 10/01/2028 - 04/01/2030	22	22
2.240% due 03/01/2035	241	254
2.245% due 11/01/2025	33	35
2.250% due 06/01/2026	7	7
2.254% due 08/01/2029	40	41
2.260% due 11/01/2025	91	97
2.265% due 05/01/2029	14	14
2.270% due 09/01/2028	1	1
2.277% due 07/01/2032	22	22
2.290% due 10/01/2035	169	182
2.293% due 03/01/2024	16	16
2.298% due 04/01/2030	14	15
2.300% due 02/01/2027 - 02/01/2035	190	201
2.306% due 06/01/2035	42	42
2.330% due 04/01/2030 - 11/01/2031	78	79
2.339% due 05/01/2026	16	16
2.340% due 09/01/2031	21	22
2.354% due 03/01/2023	8,376	8,187
2.362% due 12/01/2035	53	56
2.385% due 06/01/2035	2,895	3,107
2.389% due 06/01/2032	212	223
2.393% due 10/01/2035	102	110
2.394% due 05/01/2030	34	35
2.395% due 06/01/2029 - 04/01/2032	136	137
2.400% due 03/01/2030	106	107
2.402% due 05/01/2027 - 09/01/2030	54	56
2.440% due 01/01/2026	118	119
2.451% due 07/01/2024	2	2
2.494% due 01/25/2022 (a)	26,337	3,070
2.500% due 02/01/2015 - 10/01/2044	179,244	178,656
2.522% due 05/01/2036	136	146
2.527% due 04/01/2035	81	86
2.539% due 09/01/2017	60	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.557% due 09/01/2034	$274	$294
2.610% due 12/01/2029	4	4
2.625% due 12/01/2023	26	26
2.626% due 12/01/2027	17	17
2.642% due 02/01/2026	31	33
2.680% due 04/01/2020	52	52
2.720% due 02/01/2024	87	87
2.750% due 06/01/2017	2	2
2.899% due 12/01/2017	43	45
2.921% due 02/01/2017	44	46
2.936% due 08/01/2029	18	18
2.979% due 05/01/2036	1,205	1,256
3.000% due 01/01/2027 - 11/01/2044	543,084	539,393
3.195% due 02/01/2025	33	33
3.213% due 09/01/2027	2	2
3.266% due 05/01/2036	14	15
3.447% due 06/01/2029	6	6
3.500% due 06/01/2020 - 10/01/2044	179,685	188,040
3.500% due 07/25/2042 - 09/25/2043 (a)	22,363	3,699
3.538% due 10/25/2042	3,805	3,164
3.543% due 08/01/2026	9	10
3.559% due 05/01/2036	11	11
3.600% due 08/01/2023	2,572	2,715
3.682% due 02/01/2030	208	219
3.794% due 05/01/2036	25	26
3.800% due 08/01/2025	3,178	3,374
4.000% due 12/01/2014 - 07/01/2043	381,821	405,460
4.107% due 11/01/2028	125	132
4.171% due 02/01/2031	76	77
4.247% due 11/01/2028	308	330
4.250% due 01/01/2026	2	2
4.290% due 08/01/2028	98	104
4.379% due 02/01/2028	123	132
4.500% due 06/01/2018 - 11/01/2044	80,707	86,920
4.501% due 09/01/2034	49	52
4.502% due 01/01/2028	6	6
4.521% due 09/01/2035	28	30
4.690% due 02/01/2031	230	242
4.723% due 01/25/2017 (a)	69,828	2,966
4.823% due 11/01/2035	2,075	2,224
4.875% due 05/01/2019	7	7
4.945% due 01/01/2029	17	17
4.960% due 07/01/2024	1	1
5.000% due 11/01/2015 - 11/01/2044	214,088	235,559
5.141% due 05/01/2035	319	341
5.143% due 12/01/2035	123	131
5.208% due 11/01/2035	88	92
5.233% due 12/01/2030	232	246
5.419% due 01/01/2030	172	177
5.482% due 02/01/2031	95	100
5.500% due 11/01/2020 - 11/01/2044	125,272	140,018
5.506% due 09/01/2020	8	8
5.700% due 08/01/2018	300	321
5.746% due 02/01/2036	133	144
5.768% due 01/25/2043	18,909	15,753
5.996% due 07/25/2042 - 08/25/2042 (a)	37,860	7,281
6.000% due 03/25/2017 - 05/01/2041	147,870	167,402
6.290% due 02/25/2029	356	390

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.300% due 06/25/2031 - 10/17/2038	$4,657	$5,194
6.500% due 06/01/2015 - 10/01/2044	32,876	37,357
6.589% due 10/25/2031	12	13
6.850% due 12/18/2027	561	634
6.875% due 02/01/2018	21	21
7.000% due 01/01/2016 - 06/01/2037	1,064	1,195
7.500% due 03/25/2023 - 07/25/2041	1,485	1,695
7.730% due 01/01/2025	750	769
7.800% due 10/25/2022 - 06/25/2026	54	61
8.000% due 06/01/2015 - 05/01/2032	40	48
8.200% due 04/25/2025	2	2
8.500% due 11/01/2017	17	17
8.556% due 06/25/2032	41	41
8.750% due 11/25/2019 - 06/25/2021	65	74
9.000% due 03/25/2021 - 11/01/2025	43	49
9.000% due 05/25/2022 - 06/25/2022 (a)	16	4
9.500% due 11/25/2020 - 04/01/2025	156	173
11.588% due 11/25/2043	9,786	10,136
14.537% due 06/25/2042	2,887	3,249
Farmer Mac
8.332% due 04/25/2030	244	243
FDIC Structured Sale Guaranteed Notes
0.653% due 11/29/2037	2,464	2,457
Federal Housing Administration
6.875% due 12/01/2016	35	34
6.896% due 07/01/2020	126	124
7.430% due 02/01/2020 - 05/01/2024	1,923	1,915
7.450% due 05/01/2021	640	635
Freddie Mac
0.304% due 07/15/2019 - 10/15/2020	734	735
0.354% due 03/15/2031	164	165
0.395% due 07/25/2031	40	39
0.404% due 07/15/2034	38	38
0.405% due 05/25/2031	200	196
0.435% due 09/25/2031	207	194
0.454% due 05/15/2036	109	110
0.504% due 12/15/2029 - 08/15/2043	142	142
0.604% due 03/15/2024 - 08/15/2032	10,922	11,054
0.624% due 11/15/2040	14,055	14,175
0.634% due 10/15/2040	51,442	51,822
0.654% due 05/15/2023 - 10/15/2040	74,054	74,748
0.694% due 10/15/2037	14,716	14,885
0.704% due 03/15/2032 - 07/15/2041	1,677	1,695
0.754% due 08/15/2035	2,074	2,102
0.960% due 01/25/2023 (a)	83,401	4,506
1.104% due 04/15/2031	1,576	1,624
1.154% due 06/15/2031	115	118
1.174% due 11/25/2022 (a)	32,012	2,169
1.192% due 01/25/2020 (a)	61,257	2,768
1.250% due 10/02/2019	37,780	36,754
1.354% due 07/15/2027	734	762
1.422% due 04/25/2021 (a)	102,794	6,967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.507% due 11/25/2019 (a)	$59,434	$3,446
1.561% due 11/25/2019 (a)	84,272	5,127
1.625% due 01/01/2017 - 10/01/2024	7	7
1.655% due 11/25/2016	6,600	6,699
1.842% due 10/01/2023	317	321
1.912% due 07/01/2030	115	116
1.918% due 05/01/2017 - 09/01/2018	51	53
2.053% due 12/01/2035	1,346	1,442
2.085% due 04/01/2025	23	24
2.160% due 03/01/2033	149	159
2.167% due 08/01/2018	23	24
2.200% due 10/01/2027	15	15
2.218% due 10/01/2035	416	443
2.228% due 10/01/2018	2	2
2.235% due 10/01/2036	350	373
2.250% due 10/01/2024 - 08/01/2029	103	108
2.252% due 06/01/2022	24	24
2.256% due 11/01/2027 - 03/01/2035	327	334
2.262% due 01/01/2028	25	25
2.270% due 07/01/2019	12	13
2.311% due 04/01/2029	22	24
2.324% due 09/01/2028	20	20
2.325% due 09/01/2027	33	34
2.329% due 06/01/2022	2	3
2.334% due 09/01/2026	139	145
2.337% due 06/01/2024 - 07/01/2024	58	60
2.347% due 11/01/2027	4	4
2.348% due 12/01/2032	85	89
2.352% due 04/01/2031	3	3
2.356% due 08/01/2031	12	12
2.363% due 02/01/2029	119	124
2.365% due 10/01/2023	35	35
2.366% due 07/01/2035	554	593
2.374% due 03/01/2032	48	51
2.375% due 12/01/2018 - 03/01/2033	72	75
2.393% due 11/01/2029	887	936
2.394% due 08/01/2027	8	8
2.398% due 02/01/2031	3	3
2.407% due 06/01/2028 - 07/01/2028	251	268
2.437% due 07/01/2029	16	17
2.438% due 12/01/2029	112	119
2.450% due 05/01/2019	6	6
2.460% due 12/01/2026	8	8
2.467% due 10/01/2024	67	71
2.474% due 11/01/2034	248	267
2.475% due 05/01/2032	6	6
2.482% due 07/01/2027 - 11/01/2027	77	78
2.493% due 05/01/2032	29	29
2.494% due 02/01/2029	52	54
2.500% due 12/15/2027 (a)	13,368	1,326
2.515% due 05/01/2032	465	485
2.518% due 02/01/2027	295	314
2.520% due 08/01/2030 - 04/01/2036	576	619
2.533% due 07/01/2030	12	13
2.552% due 09/01/2024	17	18
2.555% due 10/01/2027	25	27
2.623% due 03/01/2027	5	5
2.625% due 04/01/2019	11	11
2.639% due 02/01/2027	32	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.908% due 08/15/2032	$410	$430
2.924% due 03/01/2029	53	54
3.000% due 02/15/2041 - 11/01/2044	205,937	202,901
3.500% due 12/15/2022 - 10/01/2044	12,906	13,331
4.000% due 03/15/2023 - 11/01/2044	206,934	217,308
4.500% due 06/01/2018 - 11/01/2044	170,016	183,621
5.000% due 04/01/2018 - 10/01/2044	147,915	163,150
5.127% due 08/01/2035	185	194
5.500% due 11/01/2018 - 06/01/2041	118,511	132,323
6.000% due 03/01/2017 - 05/01/2040	21,095	23,809
6.250% due 12/15/2028	440	481
6.500% due 08/01/2016 - 10/25/2043	7,632	8,614
7.000% due 01/01/2015 - 12/01/2032	449	506
7.000% due 10/25/2023 (a)	39	9
7.400% due 02/01/2021	224	222
7.500% due 03/01/2022 - 01/15/2030	203	228
7.500% due 08/15/2029 (a)	9	2
7.645% due 05/01/2025	665	730
8.000% due 06/01/2030 - 09/01/2030	4	5
8.500% due 11/15/2018 - 08/01/2027	114	134
9.000% due 12/15/2020 - 02/15/2021	56	60
9.050% due 06/15/2019	11	12
9.500% due 12/15/2020 - 06/01/2021	94	103
11.855% due 05/15/2035	10,740	11,361
13.106% due 05/15/2041	13,071	13,870
15.382% due 01/15/2035	14,041	14,980
Freddie Mac Strips
9.500% due 11/01/2021 (a)	8	2
Ginnie Mae
0.000% due 03/20/2035 - 06/20/2035 (b)	3,018	2,760
0.354% due 05/16/2030 - 02/16/2032	232	233
0.454% due 12/16/2026 - 01/16/2031	336	336
0.504% due 06/20/2032	180	180
0.554% due 06/16/2031 - 03/16/2032	447	448
0.604% due 10/16/2030	13	14
0.654% due 02/16/2030 - 04/16/2032	291	293
0.704% due 12/16/2025	235	237
0.706% due 09/20/2061	38,811	39,129
0.754% due 02/16/2030	39	39
0.804% due 02/16/2030	36	36
0.806% due 05/20/2063	4,802	4,864
0.838% due 03/16/2051 (a)	3,899	168
0.876% due 09/20/2063	20,636	20,983
1.041% due 06/16/2043 (a)	94,592	3,951
1.104% due 03/20/2031	1,562	1,592
1.154% due 02/20/2031	874	879
1.156% due 08/20/2063	34,714	35,640
1.163% due 01/20/2059	871	887
1.220% due 10/20/2058	774	789

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	137

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.456% due 09/20/2063	$16,667	$17,438
1.625% due 04/20/2017 - 07/20/2035	31,462	32,621
2.000% due 06/20/2017 - 08/20/2030	2,335	2,438
2.125% due 01/20/2034	4,884	5,140
2.500% due 09/20/2017 - 10/01/2044	20,109	20,056
3.000% due 06/20/2018 - 11/01/2044	215,617	216,808
3.500% due 03/20/2016 - 11/01/2044	355,208	366,833
4.000% due 11/20/2018 - 11/01/2044	275,266	291,537
4.500% due 09/15/2033 - 11/01/2044	261,358	283,958
5.000% due 03/15/2033 - 10/01/2044	159,576	176,485
5.500% due 05/15/2031 - 10/01/2044	64,171	71,390
6.000% due 09/15/2036 - 10/01/2044	10,618	11,994
6.250% due 03/16/2029	1,201	1,377
6.500% due 10/15/2023 - 07/15/2039	10,012	11,471
6.878% due 03/16/2041	1,011	1,071
7.000% due 05/15/2023 - 02/16/2029	375	402
7.500% due 04/15/2017 - 11/15/2031	412	468
7.750% due 10/15/2025	15	15
8.000% due 04/15/2017 - 09/20/2031	2,312	2,686
8.500% due 06/15/2027 - 01/20/2031	597	665
9.000% due 04/15/2020 - 09/15/2030	44	45
9.500% due 12/15/2021	20	23
NCUA Guaranteed Notes
0.536% due 03/06/2020	3,483	3,491
0.626% due 11/05/2020	96,424	96,892
0.716% due 12/08/2020	63,240	63,735
Small Business Administration
5.370% due 04/01/2028	6,543	7,216
5.490% due 05/01/2028	8,005	8,746
5.870% due 05/01/2026 - 07/01/2028	5,790	6,492
6.220% due 12/01/2028	1,059	1,202
7.190% due 12/01/2019	50	55
7.220% due 11/01/2020	162	171
Vendee Mortgage Trust
6.447% due 01/15/2030	345	390
6.500% due 03/15/2029	1,056	1,208

Total U.S. Government Agencies (Cost $5,393,510)		5,458,408

U.S. TREASURY OBLIGATIONS 7.2%
U.S. Treasury Notes
1.625% due 03/31/2019 (g)	10,700	10,675
1.625% due 07/31/2019	43,000	42,746
2.000% due 08/31/2021 (g)	78,468	77,423
2.375% due 08/15/2024	225,300	222,783

Total U.S. Treasury Obligations (Cost $351,789)		353,627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 11.3%
Adjustable Rate Mortgage Trust
2.394% due 01/25/2035	$762	$769
2.735% due 09/25/2035	1,738	1,579
American Home Mortgage Assets Trust
0.345% due 10/25/2046	2,059	1,414
American Home Mortgage Investment Trust
2.332% due 02/25/2045	1,089	1,093
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	1,819	1,950
Banc of America Funding Ltd
0.417% due 10/03/2039	4,716	4,677
Banc of America Funding Trust
0.444% due 05/20/2035	1,395	968
5.000% due 09/25/2019	225	232
5.753% due 10/25/2036 ^	2,444	1,996
5.837% due 01/25/2037 ^	2,060	1,684
Banc of America Mortgage Trust
2.498% due 07/25/2034	8	8
2.623% due 07/25/2033	145	146
2.680% due 06/20/2031	173	179
2.699% due 02/25/2036 ^	746	643
3.321% due 07/20/2032	40	34
5.000% due 12/25/2018	32	32
5.500% due 11/25/2033	470	495
6.500% due 10/25/2031	29	31
BCAP LLC Trust
0.654% due 01/26/2036	5,371	5,009
5.500% due 11/26/2035	19,000	19,763
Bear Stearns Adjustable Rate Mortgage Trust
2.164% due 08/25/2035	232	237
2.264% due 08/25/2035	386	393
2.487% due 08/25/2033	719	723
2.500% due 08/25/2033	796	806
2.528% due 03/25/2035	187	190
2.580% due 03/25/2035	760	769
2.625% due 01/25/2034	6	6
2.625% due 04/25/2034	10	10
2.667% due 02/25/2033	11	11
2.746% due 11/25/2030	4	4
Bear Stearns ALT-A Trust
2.501% due 08/25/2036 ^	5,608	2,848
2.555% due 05/25/2035	783	770
2.583% due 11/25/2036	1,080	750
2.651% due 11/25/2036	1,168	859
4.406% due 11/25/2036 ^	557	433
Bear Stearns Commercial Mortgage Securities Trust
5.897% due 06/11/2040	223	229
7.000% due 05/20/2030	1,070	1,166
Bear Stearns Mortgage Securities, Inc.
2.650% due 06/25/2030	6	6
Bear Stearns Structured Products, Inc.
2.555% due 12/26/2046	2,398	1,846
Bella Vista Mortgage Trust
0.404% due 05/20/2045	633	523
Chase Mortgage Finance Trust
2.515% due 09/25/2036	113	98
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.335% due 05/25/2036	358	322
0.405% due 08/25/2035	686	633
0.660% due 01/25/2035	511	425
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	965	973
2.514% due 05/25/2035	21	21
2.564% due 08/25/2035	1,177	672
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	1,810	1,535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Trust
2.477% due 07/10/2046 (a)	$71,665	$1,857
2.600% due 07/10/2046 (a)	54,542	2,497
4.867% due 05/10/2043	414	414
Countrywide Alternative Loan Trust
0.325% due 01/25/2037 ^	521	480
0.345% due 11/25/2046	2,951	2,378
0.354% due 07/20/2046 ^	1,070	746
0.355% due 05/25/2036	586	492
0.364% due 03/20/2046	2,961	2,350
0.365% due 05/25/2035	1,673	1,446
0.365% due 07/25/2046	2,794	2,405
0.375% due 05/25/2035	316	275
0.385% due 08/25/2046	250	155
0.405% due 05/25/2035	452	253
0.405% due 09/25/2046 ^	3,755	1,934
0.405% due 10/25/2046 ^	1,032	611
0.415% due 07/25/2046 ^	2,215	1,038
0.425% due 05/25/2036 ^	462	339
0.434% due 09/20/2046	7,054	2,307
0.435% due 12/25/2035	401	355
0.495% due 10/25/2046 ^	1,501	164
0.505% due 06/25/2047 ^	122	20
0.525% due 11/25/2035 ^	220	95
0.575% due 12/25/2035	952	562
6.000% due 10/25/2032	36	35
6.250% due 11/25/2036 ^	2,007	1,909
Countrywide Home Loan Mortgage Pass-Through Trust
0.385% due 05/25/2035	1,669	1,448
0.445% due 04/25/2035	1,210	1,117
0.455% due 04/25/2046 ^	1,123	713
0.475% due 03/25/2035	157	121
0.485% due 02/25/2035	1,054	998
0.495% due 02/25/2035	27	25
0.495% due 03/25/2036	934	550
0.505% due 02/25/2036 ^	689	404
0.555% due 03/25/2035 ^	191	40
0.695% due 02/25/2035	311	298
0.775% due 03/25/2035	2,426	2,260
1.934% due 06/19/2031	17	17
2.125% due 07/19/2031	7	8
2.243% due 09/25/2034	462	399
2.584% due 09/25/2047 ^	1,604	1,447
2.616% due 11/19/2033	20	19
2.624% due 08/25/2034	858	769
2.741% due 11/19/2033	28	27
5.025% due 02/20/2036 ^	871	786
Credit Suisse Commercial Mortgage Trust
5.892% due 06/15/2039	2,766	2,987
Credit Suisse First Boston Mortgage Securities Corp.
2.188% due 06/25/2033	37	37
4.834% due 06/25/2032	5	5
Credit Suisse Mortgage Capital Certificates
4.623% due 07/26/2037	2,254	2,282
4.792% due 05/27/2053	10,352	10,390
5.773% due 04/12/2049	537	537
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	3,101	1,794
DBUBS Mortgage Trust
1.504% due 07/12/2044	5,584	5,713
Deutsche ALT-B Securities, Inc.
0.255% due 10/25/2036 ^	33	20
Deutsche Mortgage Securities, Inc. Mortgage Loan Resecuritization Trust
6.000% due 11/26/2036	1,427	1,506
DLJ Mortgage Acceptance Corp.
4.622% due 11/25/2023	12	12

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae
3.000% due 12/25/2042	$4,375	$3,977
FFCA Secured Franchise Loan Trust
8.180% due 09/18/2027	2,000	1,997
8.970% due 09/18/2027	4,000	2,465
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035	577	601
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	24	25
First Republic Bank Mortgage Pass-Through Certificates
2.590% due 06/25/2030	2,367	2,436
First Republic Mortgage Loan Trust
0.504% due 11/15/2031	3,408	3,223
1.043% due 11/15/2031	812	685
Freddie Mac
3.000% due 08/15/2032	4,045	3,682
Greenpoint Mortgage Funding Trust
0.355% due 12/25/2046 ^	2,590	1,475
0.425% due 04/25/2036 ^	637	225
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	107	106
GSR Mortgage Loan Trust
0.415% due 08/25/2046	3,793	1,532
2.216% due 06/25/2034	51	51
2.600% due 04/25/2036	568	519
HarborView Mortgage Loan Trust
0.283% due 03/19/2037	713	597
0.344% due 07/21/2036	2,038	1,667
0.373% due 05/19/2047 ^	1,194	474
0.403% due 09/19/2046 ^	351	30
2.205% due 11/19/2034	97	80
2.610% due 08/19/2034	2,834	2,869
2.714% due 07/19/2035	48	43
4.865% due 08/19/2036 ^	896	828
HomeBanc Mortgage Trust
0.335% due 12/25/2036	555	495
1.015% due 08/25/2029	904	868
Impac Secured Assets Trust
0.305% due 11/25/2036	2,405	1,725
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	10	10
IndyMac Mortgage Loan Trust
0.355% due 11/25/2046	3,324	2,325
0.365% due 05/25/2046	1,805	1,563
0.395% due 04/25/2035	154	145
0.395% due 07/25/2035	1,698	1,532
0.405% due 02/25/2037	2,450	1,481
0.455% due 11/25/2035 ^	253	154
0.455% due 06/25/2037 ^	584	291
0.475% due 02/25/2035	374	351
2.374% due 01/25/2036	3	2
2.544% due 12/25/2034	18	16
2.566% due 01/25/2036	2,278	1,906
4.579% due 08/25/2035 ^	1,734	1,458
JPMorgan Mortgage Trust
2.567% due 10/25/2035	3,358	3,387
Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (a)	10	1
LB Commercial Mortgage Trust
5.517% due 07/15/2044	1,430	1,551
LB Mortgage Trust
8.549% due 01/20/2017	168	170
Lehman XS Trust
0.475% due 11/25/2046 ^	1,714	656
Luminent Mortgage Trust
0.335% due 12/25/2036	2,801	2,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.355% due 10/25/2046	$2,480	$2,159
MASTR Adjustable Rate Mortgages Trust
0.395% due 05/25/2037	897	617
0.455% due 05/25/2047 ^	3,295	2,197
0.495% due 05/25/2047 ^	2,794	1,584
MASTR Asset Securitization Trust
5.000% due 12/25/2019	836	862
MASTR Reperforming Loan Trust
7.000% due 08/25/2034	173	178
MASTR Seasoned Securitization Trust
2.487% due 10/25/2032	433	434
6.230% due 09/25/2017	212	219
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.854% due 11/15/2031	832	834
1.034% due 11/15/2031	101	83
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.594% due 12/15/2030	908	873
0.634% due 06/15/2030	784	771
Merrill Lynch Alternative Note Asset Trust
0.455% due 03/25/2037	1,664	730
Merrill Lynch Mortgage Investors Trust
1.010% due 10/25/2028	116	118
1.966% due 01/25/2029	4,000	3,870
2.127% due 04/25/2035	39	37
Morgan Stanley Capital Trust
5.649% due 12/15/2044	664	664
Morgan Stanley Mortgage Loan Trust
0.525% due 11/25/2035	3,628	3,164
0.665% due 02/25/2047	2,018	1,464
2.545% due 07/25/2035	2,052	1,793
5.701% due 02/25/2047	4,560	3,572
Mortgage Equity Conversion Asset Trust
0.580% due 02/25/2042	5,808	4,879
0.590% due 01/25/2042	39,603	33,632
0.656% due 10/25/2041	24,088	19,253
0.656% due 05/25/2042	154,450	132,827
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	3,459	3,521
6.138% due 03/25/2047	3,157	3,213
6.900% due 02/19/2030	386	388
PNC Commercial Mortgage Acceptance Corp.
1.392% due 07/15/2031 (a)	672	20
Prime Mortgage Trust
0.555% due 02/25/2034	78	74
4.750% due 11/25/2019	28	29
RBSSP Resecuritization Trust
0.655% due 11/26/2035	231	230
Residential Accredit Loans, Inc. Trust
0.355% due 12/25/2046 ^	2,552	1,633
0.405% due 08/25/2037	2,766	2,245
0.425% due 05/25/2046 ^	1,891	936
0.460% due 09/25/2046	4,121	1,845
0.555% due 03/25/2033	89	88
3.170 % due 08/25/2035 ^	652	359
Residential Asset Mortgage Products Trust
6.500% due 04/25/2034	2	2
Residential Asset Securitization Trust
0.555% due 05/25/2033	45	45
Residential Funding Mortgage Securities, Inc. Trust
2.956% due 09/25/2035 ^	2,083	1,764
RiverView HECM Trust
0.215% due 07/25/2047	15,531	14,420
0.906% due 09/26/2041	79,269	65,685
Sequoia Mortgage Trust
0.793% due 04/19/2027	107	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.853% due 10/19/2026	$49	$49
0.874% due 11/22/2024	10	11
0.914% due 10/20/2027	839	797
2.330% due 01/20/2047 ^	1,444	1,262
Structured Adjustable Rate Mortgage Loan Trust
0.375% due 05/25/2037	7,869	6,286
0.890% due 06/25/2034	849	807
1.832% due 10/25/2037 ^	2,353	1,578
2.437% due 07/25/2034	82	83
2.489% due 01/25/2035	2,284	2,243
2.530% due 08/25/2035	29	28
2.564% due 11/25/2035 ^	2,142	1,736
Structured Asset Mortgage Investments Trust
0.285% due 03/25/2037	305	238
0.345% due 06/25/2036	483	414
0.365% due 05/25/2046	1,628	1,248
0.385% due 05/25/2045	2,212	2,028
0.403% due 07/19/2035	4,969	4,721
0.455% due 08/25/2036 ^	4,126	1,755
0.483% due 10/19/2034	278	266
0.813% due 09/19/2032	2,501	2,457
0.853% due 03/19/2034	933	932
Structured Asset Mortgage Investments, Inc.
2.246% due 05/02/2030	65	45
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.900% due 05/25/2022	294	302
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032	1	1
2.218% due 01/25/2032	115	113
2.346% due 06/25/2033	45	46
2.397% due 08/25/2032	380	377
2.512% due 04/25/2033	91	93
2.516% due 02/25/2032	2	2
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035	183	174
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	1,933	1,278
5.970% due 09/25/2036	9,085	1,899
6.015% due 07/25/2037	3,742	2,891
Thornburg Mortgage Securities Trust
2.113% due 06/25/2043	2,216	2,222
WaMu Mortgage Pass-Through Certificates Trust
0.375% due 07/25/2046 ^	55	4
0.415% due 11/25/2045	1,732	1,641
0.445% due 10/25/2045	202	194
0.475% due 01/25/2045	541	525
0.475% due 07/25/2045	106	102
0.485% due 01/25/2045	2,235	2,096
0.655% due 07/25/2044	326	305
0.855% due 12/25/2045	953	163
0.955% due 11/25/2046	597	517
1.115% due 02/25/2046	1,934	1,850
1.315% due 11/25/2042	90	89
1.515% due 06/25/2042	695	677
1.515% due 08/25/2042	1,035	1,004
1.926% due 01/25/2047	2,009	1,941
1.941% due 04/25/2037	1,963	1,720
2.049% due 12/25/2036 ^	1,884	1,667
2.393% due 08/25/2033	932	968
2.406% due 03/25/2034	19	19
2.407% due 09/25/2033	380	395
Washington Mutual Mortgage Pass-Through Certificates Trust
0.405% due 07/25/2046 ^	1,027	199
1.085% due 05/25/2046	2,763	2,145
2.330% due 11/25/2030	247	249

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	139

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.268% due 07/25/2036	$3,523	$1,989
Wells Fargo Commercial Mortgage Trust
2.270% due 10/15/2045 (a)	50,788	5,579
Wells Fargo Mortgage-Backed Securities Trust
0.655% due 07/25/2037	1,516	1,293
2.595% due 10/25/2033	213	217
2.614% due 06/25/2035	930	956
2.615% due 07/25/2034	89	90
2.619% due 12/25/2033	479	484

Total Mortgage-Backed Securities (Cost $573,444)		554,464

ASSET-BACKED SECURITIES 6.0%
ABFS Mortgage Loan Trust
6.398% due 07/15/2033	1,487	1,152
Access Group, Inc.
1.534% due 10/27/2025	8,739	8,794
ACE Securities Corp.
0.215% due 10/25/2036	339	126
0.855% due 08/25/2030	37	36
1.205% due 07/25/2034	2,139	1,910
AFC Home Equity Loan Trust
0.965% due 06/25/2029	288	258
1.105% due 12/26/2029	3	3
ALM Ltd.
1.464% due 02/13/2023	12,200	12,199
1.473% due 07/18/2022	1,000	1,001
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.070% due 01/25/2035	5,152	3,811
Amortizing Residential Collateral Trust
0.695% due 06/25/2032	34	32
0.735% due 07/25/2032	736	682
0.855% due 10/25/2031	322	292
Amresco Residential Securities Corp. Mortgage Loan Trust
0.650% due 06/25/2028	72	68
0.710% due 06/25/2027	190	188
0.785% due 09/25/2028	826	772
1.095% due 06/25/2029	204	189
Apidos Quattro CDO
0.484% due 01/20/2019	1,426	1,422
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.645% due 10/25/2035	7,500	6,019
Asset-Backed Funding Certificates Trust
0.855% due 06/25/2034	304	287
1.175% due 03/25/2032	654	627
Asset-Backed Securities Corp. Home Equity Loan Trust
0.235% due 05/25/2037	2	1
0.674% due 06/15/2031	187	182
1.100% due 09/25/2034	4,213	3,912
Bayview Financial Acquisition Trust
0.502% due 05/28/2037	2,476	1,897
Bear Stearns Asset-Backed Securities Trust
0.555% due 09/25/2046	2,321	2,004
1.130% due 02/25/2034	362	333
1.355% due 10/25/2032	295	281
1.355% due 08/25/2034	6,180	6,197
1.655% due 11/25/2042	589	574
2.841% due 06/25/2043	39	39
Carrington Mortgage Loan Trust
0.255% due 06/25/2037	279	276
0.635% due 10/25/2035	6,500	5,672
CDC Mortgage Capital Trust
1.205% due 01/25/2033	921	858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Home Equity Loan Trust
0.455% due 01/25/2032	$161	$151
1.005% due 01/25/2032	832	614
Chase Funding Trust
0.755% due 07/25/2033	36	35
0.795% due 08/25/2032	590	543
0.815% due 11/25/2032	412	393
CIT Group Home Equity Loan Trust
0.695% due 06/25/2033	796	750
1.130% due 12/25/2031	521	493
Citigroup Mortgage Loan Trust, Inc.
0.215% due 07/25/2045	421	372
5.764% due 01/25/2037	3,388	2,403
Conseco Finance Corp.
0.854% due 08/15/2033	2,896	2,780
Conseco Finance Home Equity Loan Trust
1.654% due 05/15/2032	596	587
Conseco Financial Corp.
6.240% due 12/01/2028	1,389	1,443
7.550% due 01/15/2029	132	139
Countrywide Asset-Backed Certificates
0.405% due 04/25/2036	112	110
0.625% due 11/25/2033	4	4
1.055% due 06/25/2033	159	154
1.055% due 10/25/2047	2,793	2,460
1.155% due 09/25/2032	1,361	1,294
Credit Suisse First Boston Mortgage Securities Corp.
0.515% due 05/25/2044	111	109
0.895% due 08/25/2032	153	135
Credit-Based Asset Servicing and Securitization LLC
0.225% due 01/25/2037 ^	390	179
1.255% due 04/25/2032	252	243
Delta Funding Home Equity Loan Trust
0.974% due 09/15/2029	17	16
Denver Arena Trust
6.940% due 11/15/2019	1,304	1,319
Dryden Senior Loan Fund
1.404% due 01/15/2022	5,100	5,099
EMC Mortgage Loan Trust
0.895% due 05/25/2040	416	379
EquiFirst Mortgage Loan Trust
0.635% due 01/25/2034	220	213
First Plus Home Loan Owners Trust
7.670% due 05/10/2024	399	394
Galaxy CLO Ltd.
1.522% due 08/20/2022	1,000	997
GE-WMC Mortgage Securities Trust
0.195% due 08/25/2036	84	42
GMAC Mortgage Corp. Home Equity Loan Trust
0.635% due 01/25/2029	238	222
GSAMP Trust
0.455% due 10/25/2036 ^	9,266	1,190
0.555% due 02/25/2033	376	354
IMC Home Equity Loan Trust
6.880% due 11/20/2028	7	7
7.520% due 08/20/2028	40	40
Irwin Home Equity Loan Trust
1.505% due 02/25/2029	316	304
JPMorgan Mortgage Acquisition Trust
0.215% due 03/25/2047	7	7
0.235% due 08/25/2036	66	33
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034	62	57
1.205% due 10/25/2034	797	701
1.580% due 03/25/2032	1,035	983
Madison Park Funding Ltd.
1.484% due 06/15/2022	741	741

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
0.905% due 12/25/2034 ^	$5,329	$5,016
Merrill Lynch Mortgage Investors Trust
0.215% due 10/25/2037	1,589	522
0.235% due 09/25/2037	250	69
0.875% due 06/25/2035	686	630
MESA Trust
0.955% due 12/25/2031	681	623
Mid-State Trust
6.340% due 10/15/2036	900	951
7.340% due 07/01/2035	535	577
7.400% due 07/01/2035	23	25
7.790% due 07/01/2035	31	33
7.791% due 03/15/2038	1,369	1,362
Morgan Stanley ABS Capital, Inc. Trust
0.955% due 07/25/2037	376	358
Morgan Stanley Mortgage Loan Trust
0.515% due 04/25/2037	393	225
5.726% due 10/25/2036 ^	3,773	2,455
5.750% due 04/25/2037 ^	1,033	791
6.000% due 07/25/2047 ^	2,360	1,927
New Century Home Equity Loan Trust
0.605% due 06/25/2035	7,500	6,964
Option One Mortgage Loan Trust
0.295% due 01/25/2037	963	568
0.755% due 01/25/2032	90	81
0.935% due 02/25/2035	4,021	2,887
Park Place Securities, Inc.
0.415% due 09/25/2035	390	388
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.655% due 07/25/2035	5,000	4,944
1.130% due 10/25/2034	7,500	7,433
Renaissance Home Equity Loan Trust
0.515% due 11/25/2034	246	209
0.655% due 12/25/2033	2,645	2,579
0.915% due 12/25/2032	22	21
1.035% due 08/25/2033	448	424
1.355% due 08/25/2032	1,375	1,227
Residential Asset Securities Corp. Trust
0.655% due 07/25/2032 ^	829	715
0.735% due 06/25/2033	117	105
0.755% due 06/25/2032 ^	74	62
Residential Funding Home Loan Trust
8.350% due 03/25/2025	11	11
Residential Mortgage Loan Trust
1.655% due 09/25/2029	161	155
SACO, Inc.
0.675% due 06/25/2036 ^	425	692
Salomon Brothers Mortgage Securities, Inc.
1.130% due 10/25/2028	119	117
1.505% due 01/25/2032	382	355
6.930% due 08/25/2028	372	363
Saxon Asset Securities Trust
0.835% due 12/26/2034	1,041	1,010
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036 ^	2,889	1,083
SLM Student Loan Trust
0.314% due 07/25/2019	284	284
0.314% due 04/27/2020	1,522	1,519
0.324% due 07/25/2019	1,923	1,920
0.404% due 07/25/2023	2,422	2,417
0.684% due 01/25/2017	146	146
0.984% due 01/25/2019	2,200	2,216
1.434% due 12/15/2033	4,806	4,900
1.734% due 04/25/2023	105,785	109,735

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.215% due 11/25/2036	$89	$36
Specialty Underwriting & Residential Finance Trust
0.655% due 09/25/2036	7,500	3,611
0.835% due 01/25/2034	300	262
1.355% due 10/25/2035	1,793	1,549
Structured Asset Investment Loan Trust
0.635% due 09/25/2035	13,000	11,265
0.665% due 08/25/2035	9,000	6,756
0.815% due 04/25/2035	5,000	4,662
1.130% due 09/25/2034	1,022	876
1.430% due 12/25/2034	976	363
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.735% due 01/25/2033	12	11
1.730% due 01/25/2033	505	479
Trapeza CDO Ltd.
0.974% due 11/16/2034	1,000	750
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,924	1,961
UPS Capital Business Credit
0.734% due 04/15/2026	102	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.785% due 04/25/2034	$1,118	$1,004

Total Asset-Backed Securities (Cost $316,844)		295,277

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.0%
		715

U.S. TREASURY BILLS 0.1%
0.042% due 12/11/2014 - 03/19/2015 (c)(e)(g)(i)	5,037	5,036

Total Short-Term Instruments (Cost $5,751)		5,751

Total Investments in Securities (Cost $6,646,525)		6,670,964

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 14.2%

SHORT-TERM INSTRUMENTS 14.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.2%
PIMCO Short-Term Floating NAV Portfolio	19,943,849	$199,558
PIMCO Short-Term Floating NAV Portfolio III	50,053,411	500,084

Total Short-Term Instruments (Cost $699,690)		699,642

Total Investments in Affiliates (Cost $699,690)		699,642

Total Investments 149.8% (Cost $7,346,215)		$7,370,606

Financial Derivative Instruments (f)(h) 0.2% (Cost or Premiums, net $10,003)		9,257

Other Assets and Liabilities, net (50.0%)		(2,459,940)

Net Assets 100.0%		$4,919,923

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$715	U.S. Treasury Notes 1.500% due 02/28/2019	$(731)	$715	$715

Total Repurchase Agreements						$(731)	$715	$715

(1)	Includes accrued interest.

As of September 30, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $50,357 at a weighted average interest rate of (0.705%).

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BCY	Fannie Mae	4.000%	11/01/2044	$38,000	$(39,896)	$(39,933)
	Fannie Mae	5.500%	10/01/2044	10,320	(11,460)	(11,497)
BOA	Fannie Mae	3.500%	10/01/2044	23,000	(23,507)	(23,512)
	Fannie Mae	4.000%	10/01/2044	10,955	(11,499)	(11,546)
	Ginnie Mae	5.000%	10/01/2044	12,000	(13,151)	(13,206)
BPG	Fannie Mae	5.500%	10/01/2044	12,000	(13,350)	(13,369)
	Ginnie Mae	5.000%	10/01/2044	20,000	(21,919)	(22,009)
DEU	Fannie Mae	3.500%	10/01/2044	300	(306)	(307)
	Fannie Mae	4.000%	10/01/2044	8,000	(8,420)	(8,432)
	Fannie Mae	4.000%	11/01/2044	5,000	(5,250)	(5,254)
	Fannie Mae	5.500%	10/01/2044	18,000	(20,019)	(20,053)
	Fannie Mae	6.500%	11/01/2044	500	(567)	(568)
	Ginnie Mae	5.000%	10/01/2044	2,000	(2,199)	(2,201)
FOB	Fannie Mae	4.000%	10/01/2044	8,000	(8,430)	(8,432)
	Fannie Mae	4.000%	11/01/2044	15,000	(15,762)	(15,763)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	141

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
	Fannie Mae	4.500%	11/01/2044	$14,000	$(15,070)	$(15,069)
	Fannie Mae	5.500%	10/01/2044	4,000	(4,456)	(4,456)
	Fannie Mae	6.000%	10/01/2044	34,500	(38,915)	(39,005)
	Ginnie Mae	5.000%	10/01/2044	12,100	(13,261)	(13,316)
GSC	Fannie Mae	4.000%	10/01/2044	13,000	(13,677)	(13,702)
	Fannie Mae	4.500%	10/01/2044	35,000	(37,736)	(37,767)
	Fannie Mae	5.500%	10/01/2044	23,000	(25,530)	(25,623)
	Ginnie Mae	3.000%	10/01/2044	64,000	(64,133)	(64,438)
JPS	Fannie Mae	3.500%	10/01/2044	12,000	(12,278)	(12,267)
	Fannie Mae	4.000%	10/01/2044	10,000	(10,547)	(10,540)
	Fannie Mae	6.000%	10/01/2044	19,000	(21,402)	(21,481)
	Ginnie Mae	5.000%	10/01/2044	6,900	(7,563)	(7,593)
MSC	Fannie Mae	3.500%	10/01/2044	4,000	(4,092)	(4,089)
	Fannie Mae	4.000%	10/01/2044	18,000	(18,891)	(18,972)
	Ginnie Mae	5.000%	10/01/2044	2,000	(2,194)	(2,201)
NOM	Fannie Mae	4.000%	10/01/2044	18,000	(19,015)	(18,972)
	Fannie Mae	4.000%	11/01/2044	75,000	(78,756)	(78,814)

Total Short Sales					$(583,251)	$(584,387)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(e) Securities	with an aggregate market value of $1,151 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$715	$0	$0	$0	$715	$(731)	$(16)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(51,430)	(51,430)	260	(51,170)
BOA	0	0	0	(48,264)	(48,264)	301	(47,963)
BPG	0	0	0	(35,378)	(35,378)	0	(35,378)
DEU	0	0	0	(36,815)	(36,815)	(780)	(37,595)
FOB	0	0	0	(96,041)	(96,041)	(820)	(96,861)
GSC	0	0	0	(141,530)	(141,530)	230	(141,300)
JPS	0	0	0	(51,881)	(51,881)	0	(51,881)
MSC	0	0	0	(25,262)	(25,262)	(335)	(25,597)
NOM	0	0	0	(97,786)	(97,786)	(399)	(98,185)
SAL	0	0	0	0	0	(5,600)	(5,600)

Total Borrowings and Other Financing Transactions	$715	$0	$0	$(584,387)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	$37,100	$(210)	$(57)	$27	$0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	47,200	(2,526)	1,371	289	0

					$(2,736)	$1,314	$316	$0

Total Swap Agreements					$(2,736)	$1,314	$316	$0

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(g)	Securities with an aggregate market value of $4,490 and cash of $77 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$316	$316	$0	$0	$0	$0

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae 3.500% due 10/01/2044	$102.906	10/07/2014	$51,000	$(191)	$(28)
	Call - OTC Fannie Mae 4.000% due 10/01/2044	105.719	10/07/2014	59,000	(187)	(49)
	Call - OTC Fannie Mae 4.000% due 10/01/2044	106.195	10/07/2014	164,000	(333)	(18)

BRC	Put - OTC Fannie Mae 3.500% due 10/01/2044	100.078	10/07/2014	51,000	(255)	0
	Call - OTC Fannie Mae 4.000% due 10/01/2044	105.711	10/07/2014	24,000	(77)	(21)

DUB	Put - OTC Fannie Mae 3.500% due 10/01/2044	100.355	10/07/2014	55,000	(292)	(1)

JPM	Put - OTC Fannie Mae 4.000% due 10/01/2044	104.988	10/07/2014	76,000	(178)	(50)
	Call - OTC Fannie Mae 4.000% due 10/01/2044	105.703	10/07/2014	3,000	(10)	(3)
	Call - OTC Fannie Mae 4.000% due 10/01/2044	106.121	10/07/2014	92,000	(223)	(15)

					$(1,746)	$(185)

Total Written Options					$(1,746)	$(185)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	$599,000	$(1,671)
Sales	1,489,000	(3,654)
Closing Buys	0	0
Expirations	(1,105,000)	2,317
Exercised	(408,000)	1,262

Balance at End of Period	$575,000	$(1,746)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BRC	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.100% due 02/25/2034	(1.190%	)	02/25/2034	$442	$0	$28	$28	$0
	Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240%	)	02/25/2035	589	0	362	362	0

GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	1,500	0	66	66	0

JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	5,000	0	(118)	0	(118)
	Long Beach Mortgage Loan Trust 5.632% due 09/15/2040	(1.170%	)	09/15/2040	4,000	0	3,254	3,254	0
	Octagon Investment Partners Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	(1.850%	)	10/18/2020	1,000	0	17	17	0

MYC	Morgan Stanley ABS Capital 1-Month USD-LIBOR plus 2.550% due 12/27/2033	(1.390%	)	12/27/2033	398	0	17	17	0

UAG	Merrill Lynch Mortgage Trust 5.601% due 06/12/2043	(1.080%	)	06/12/2043	5,675	108	5,026	5,134	0

						$108	$8,652	$8,878	$(118)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	143

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960%	09/25/2034	$7,500	$ (2,550)	$2,603	$53	$0
	Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.975% due 06/25/2035	0.975%	06/25/2035	8,000	(2,400)	2,028	0	(372)
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690%	07/25/2035	4,741	(1,659)	864	0	(795)
	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.050% due 10/25/2034	1.050%	10/25/2034	199	(64)	30	0	(34)
	Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.110% due 12/25/2034	1.110%	12/25/2034	5,000	(1,600)	1,637	37	0
	Residential Asset Mortgage Products Trust 1-Month USD-LIBOR plus 0.930% due 11/25/2034	0.930%	11/25/2034	2,216	(620)	578	0	(42)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.425% due 04/25/2034	1.425%	04/25/2034	335	(134)	66	0	(68)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950%	11/25/2034	3	(3)	0	0	(3)

					$ (9,030)	$7,806	$90	$(1,314)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
BOA	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	$15,185	$ 2,435	$(2,309)	$126	$0
DUB	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	48,515	4,083	(3,682)	401	0
JPM	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	46,574	7,919	(7,534)	385	0
MYC	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051	89,267	6,234	(5,497)	737	0

						$20,671	$(19,022)	$1,649	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	Markit IOS.FN30.300.12 Index plus 3.000%	N/A	1-Month USD-LIBOR	01/12/2043	$	48,696		$(38)	$0	$(38)

GST	Receive	Markit IOS.FN30.300.12 Index plus 3.000%	N/A	1-Month USD-LIBOR	01/12/2043		26,348		(21)	0	(21)

									$(59)	$0	$(59)

Total Swap Agreements								$11,749	$(2,623)	$10,617	$(1,491)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(i)	Securities with an aggregate market value of $1,161 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$126	$126	$0	$(95)	$0	$(95)	$31	$0	$31
BRC	0	0	390	390	0	(21)	0	(21)	369	(260)	109
DUB	0	0	401	401	0	(1)	0	(1)	400	(280)	120
FBF	0	0	0	0	0	0	(38)	(38)	(38)	0	(38)
GST	0	0	156	156	0	0	(1,335)	(1,335)	(1,179)	1,161	(18)
JPM	0	0	3,656	3,656	0	(68)	(118)	(186)	3,470	(3,460)	10
MYC	0	0	754	754	0	0	0	0	754	(809)	(55)
UAG	0	0	5,134	5,134	0	0	0	0	5,134	(5,150)	(16)

Total Over the Counter	$0	$0	$10,617	$10,617	$0	$(185)	$(1,491)	$(1,676)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$316	$316

Over the counter
Swap Agreements	$0	$10,617	$0	$0	$0	$10,617

	$0	$10,617	$0	$0	$316	$10,933

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$185	$185
Swap Agreements	0	1,432	0	0	59	1,491

	$0	$1,432	$0	$0	$244	$1,676

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$0	$0	$0	$6	$6

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,138)	$(1,138)
Written Options	0	0	0	0	2,317	2,317
Swap Agreements	0	3,165	0	0	249	3,414

	$0	$3,165	$0	$0	$1,428	$4,593

	$0	$3,165	$0	$0	$1,434	$4,599

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	145

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,314	$1,314

Over the counter
Written Options	$0	$0	$0	$0	$535	$535
Swap Agreements	0	(3,467)	0	0	(59)	(3,526)

	$0	$(3,467)	$0	$0	$476	$(2,991)

	$0	$(3,467)	$0	$0	$1,790	$(1,677)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,816	$0	$1,816
Municipal Bonds & Notes Texas	0	1,621	0	1,621
U.S. Government Agencies	0	5,454,505	3,903	5,458,408
U.S. Treasury Obligations	0	353,627	0	353,627
Mortgage-Backed Securities	0	264,390	290,074	554,464
Asset-Backed Securities	0	294,868	409	295,277
Short-Term Instruments
Repurchase Agreements	0	715	0	715
U.S. Treasury Bills	0	5,036	0	5,036
	$0	$6,376,578	$294,386	$6,670,964

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$699,642	$0	$0	$699,642

Total Investments	$699,642	$6,376,578	$294,386	$7,370,606

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(584,387)	$0	$(584,387)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	316	0	316
Over the counter	0	10,617	0	10,617
	$0	$10,933	$0	$10,933

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,676)	$0	$(1,676)

Totals	$699,642	$5,801,448	$294,386	$6,795,476

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (1)
Investments in Securities, at Value
U.S. Government Agencies	$4,340	$0	$(479)	$(1)	$3	$40	$0	$0	$3,903	$35
Mortgage-Backed Securities	271,070	15,892	(16,452)	414	1,404	15,900	1,846	0	290,074	14,363
Asset-Backed Securities	404	0	(1)	0	0	6	0	0	409	5

Totals	$275,814	$15,892	$(16,932)	$413	$1,407	$15,946	$1,846	$0	$294,386	$14,403

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$3,903	Benchmark Pricing	Base Price	99.00-110.00
Mortgage-Backed Securities	148,058	Benchmark Pricing	Base Price	79.96-100.13
	142,016	Third Party Vendor	Broker Quote	61.63-86.00
Asset-Backed Securities	409	Benchmark Pricing	Base Price	14.48-98.81

Total	$294,386

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Municipal Sector Portfolio

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

MUNICIPAL BONDS & NOTES 93.0%

ALABAMA 0.2%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$567

ALASKA 1.0%
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,321

ARIZONA 2.3%
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	5,000	5,690

CALIFORNIA 21.8%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	10,000	11,291
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040	365	494
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	12,500	14,255
5.500% due 11/15/2040	8,500	9,894
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 10/01/2028	2,500	2,859
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,000	1,310
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,208
Los Angeles Community College District, California General Obligation Bonds, (FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,336
Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,600
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,000	1,360
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	3,900	4,272
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	293
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	150	172

		53,344

COLORADO 1.4%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	3,000	3,363

DISTRICT OF COLUMBIA 5.6%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	10,967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	$2,500	$2,809

		13,776

FLORIDA 0.8%
Florida State University System Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	1,285	1,526
Jacksonville Economic Development Commission, Florida Revenue Bonds, Series 2007
5.300% due 05/01/2037	500	500

		2,026

GEORGIA 3.3%
DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2036	7,000	7,973

ILLINOIS 13.6%
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	3,426
Illinois Finance Authority Revenue Bonds, Series 2010
5.500% due 04/01/2044	1,500	1,665
Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,376
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	9,250	9,649
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	9,915
Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	7,244

		33,275

LOUISIANA 2.3%
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	4,810	5,649

MARYLAND 1.7%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,652
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,411

		4,063

MICHIGAN 0.9%
Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	2,225

NEBRASKA 3.0%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	6,635	7,306

NEW JERSEY 7.7%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	5,500	6,433

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	$1,500	$1,779
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2025	5,310	6,106
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	6,000	4,451

		18,769

NEW YORK 9.9%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	2,000	2,365
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2033	5,000	5,636
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.375% due 01/15/2034	1,905	2,155
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 02/01/2025	3,000	3,576
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	558
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,324
5.750% due 11/15/2051	2,000	2,321
New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2011
5.250% due 10/01/2025	1,455	1,716
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	2,300	2,551

		24,202

OHIO 4.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	314
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042	6,100	4,827
Franklin County, Ohio Revenue Bonds, Series 2013
5.000% due 05/15/2029	2,350	2,680
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2027	2,000	2,303

		10,124

PENNSYLVANIA 0.9%
Reading Area Water Authority, Pennsylvania Revenue Bonds, Series 2011
5.000% due 12/01/2031	2,000	2,174

RHODE ISLAND 0.6%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.250% due 06/01/2042	1,425	1,425

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	147

Schedule of Investments PIMCO Municipal Sector Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 1.9%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	$1,000	$1,276
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,426

		4,702

TEXAS 7.8%
Conroe Independent School District, Texas General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,693
North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,745
SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,347
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	9,248

		19,033

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 2.1%
King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	$2,000	$2,126
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	3,007

		5,133

WISCONSIN 0.0%
Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 05/01/2037	65	67

Total Municipal Bonds & Notes (Cost $200,638)		227,207

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (a) 1.5%
		3,577

Total Short-Term Instruments (Cost $3,577)		3,577

Total Investments in Securities (Cost $204,215)		230,784

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio	698,795	$6,992

Total Short-Term Instruments (Cost $6,992)		6,992

Total Investments in Affiliates (Cost $6,992)		6,992

Total Investments 97.3% (Cost $211,207)		$237,776

Other Assets and Liabilities, net 2.7%		6,506

Net Assets 100.0%		$244,282

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$3,577	U.S. Treasury Notes 8.125% due 08/15/2021	$(3,653)	$3,577	$3,577

Total Repurchase Agreements						$(3,653)	$3,577	$3,577

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$3,577	$0	$0	$0	$3,577	$(3,653)		$(76)

Total Borrowings and Other Financing Transactions	$3,577	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$567	$0	$567
Alaska	0	2,321	0	2,321
Arizona	0	5,690	0	5,690
California	0	53,344	0	53,344
Colorado	0	3,363	0	3,363
District of Columbia	0	13,776	0	13,776
Florida	0	2,026	0	2,026
Georgia	0	7,973	0	7,973
Illinois	0	33,275	0	33,275
Louisiana	0	5,649	0	5,649
Maryland	0	4,063	0	4,063
Michigan	0	2,225	0	2,225
Nebraska	0	7,306	0	7,306
New Jersey	0	18,769	0	18,769
New York	0	24,202	0	24,202
Ohio	0	10,124	0	10,124

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Pennsylvania	$0	$2,174	$0	$2,174
Rhode Island	0	1,425	0	1,425
Tennessee	0	4,702	0	4,702
Texas	0	19,033	0	19,033
Washington	0	5,133	0	5,133
Wisconsin	0	67	0	67
Short-Term Instruments
Repurchase Agreements	0	3,577	0	3,577
	$0	$230,784	$0	$230,784

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,992	$0	$0	$6,992

Total Investments	$6,992	$230,784	$0	$237,776

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	149

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.4%

CORPORATE BONDS & NOTES 2.5%

BANKING & FINANCE 2.2%
Bank of America N.A.
0.654% due 05/08/2017		$12,200	$12,211
Bankia S.A.
3.500% due 12/14/2015	EUR	9,000	11,812
BPCE S.A.
4.625% due 07/11/2024		$13,900	13,627
GATX Financial Corp.
5.800% due 03/01/2016		1,000	1,066
HBOS PLC
0.967% due 09/01/2016	EUR	100	126
LBG Capital PLC
15.000% due 12/21/2019	GBP	3,160	7,274
15.000% due 12/21/2019	EUR	150	285
Navient LLC CPI Linked Bond
4.072% due 02/12/2016		$1,140	1,147
Vornado Realty LP
2.500% due 06/30/2019		7,000	6,990

			54,538

UTILITIES 0.3%
BG Energy Capital PLC
6.500% due 11/30/2072		200	218
Electricite de France S.A.
0.694% due 01/20/2017		6,600	6,617
1.150% due 01/20/2017		2,000	1,996

			8,831

Total Corporate Bonds & Notes (Cost $64,489)			63,369

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		330	281

Total Municipal Bonds & Notes (Cost $317)			281

U.S. GOVERNMENT AGENCIES 0.7%
Fannie Mae
4.000% due 10/01/2044		34,000	16,864

Total U.S. Government Agencies (Cost $16,769)			16,864

U.S. TREASURY OBLIGATIONS 103.0%
U.S. Treasury Bonds
3.125% due 08/15/2044 (d)		41,600	40,943
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016		50,623	51,236
0.125% due 04/15/2017 (d)(f)(h)		131,226	133,066
0.125% due 04/15/2019		13,218	13,258
0.125% due 01/15/2022		1,316	1,287
0.125% due 07/15/2022 (d)		161,002	157,329
0.125% due 01/15/2023 (d)		156,377	151,490
0.125% due 07/15/2024 (d)		2,910	2,797
0.375% due 07/15/2023		79,752	78,986
0.500% due 04/15/2015 (d)(f)		139,181	139,366
0.625% due 07/15/2021		100,583	102,732
0.750% due 02/15/2042		37	34
1.125% due 01/15/2021		108,947	114,403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 07/15/2020 (d)		$193,697	$205,863
1.375% due 01/15/2020 (f)		81,311	86,571
1.375% due 02/15/2044 (d)		95,236	102,022
1.625% due 01/15/2015 (d)(f)		142,108	142,286
1.750% due 01/15/2028 (d)		161,515	180,177
1.875% due 07/15/2015 (f)(h)		6,369	6,515
2.000% due 01/15/2016 (d)		25,235	26,136
2.000% due 01/15/2026		194,273	221,509
2.125% due 02/15/2040		17,196	21,320
2.125% due 02/15/2041		1,632	2,034
2.375% due 01/15/2017		29,654	31,683
2.375% due 01/15/2025 (d)		174,773	205,003
2.375% due 01/15/2027		101,686	120,557
2.500% due 01/15/2029		100,228	122,545
2.625% due 07/15/2017		11,955	13,044
3.375% due 04/15/2032		4,698	6,542
3.625% due 04/15/2028		44	60
3.875% due 04/15/2029		85,276	120,559

Total U.S. Treasury Obligations (Cost $2,633,833)			2,601,353

MORTGAGE-BACKED SECURITIES 1.0%
BCAP LLC Trust
0.405% due 07/26/2035		1,000	974
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.435% due 01/25/2035		681	619
Countrywide Home Loan Mortgage Pass-Through Trust
2.599% due 05/25/2033		7,201	7,327
German Residential Funding PLC
1.333% due 08/27/2024	EUR	1,075	1,384
Hercules Eclipse PLC
0.798% due 10/25/2018	GBP	2,708	4,300
Merrill Lynch Mortgage Investors Trust
0.575% due 07/25/2030		$8,003	7,486
Sequoia Mortgage Trust
0.853% due 10/19/2026		53	53
WaMu Mortgage Pass-Through Certificates Trust
0.475% due 07/25/2045		499	478
2.442% due 09/25/2033		368	374
Wells Fargo Mortgage-Backed Securities Trust
2.606% due 10/25/2035		1,776	1,794
2.615% due 07/25/2036		525	526

Total Mortgage-Backed Securities (Cost $25,161)			25,315

ASSET-BACKED SECURITIES 1.5%
Commercial Industrial Finance Corp.
1.382% due 08/14/2024		17,500	17,530
Dalradian European CLO BV
0.717% due 04/11/2023	EUR	1,700	2,145
Madison Park Funding Ltd.
1.484% due 06/15/2022		$1,977	1,975
Symphony CLO Ltd.
1.335% due 01/09/2023		15,950	15,950

Total Asset-Backed Securities (Cost $37,727)			37,600

SOVEREIGN ISSUES 12.7%
Denmark Government Bond
0.100% due 11/15/2023 (b)	DKK	152,783	26,876
France Government Bond
0.100% due 07/25/2021 (b)	EUR	37,925	50,137
0.250% due 07/25/2024 (b)		3,036	4,005
1.000% due 07/25/2017 (b)		3,735	4,975

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	17,927	$24,116
2.100% due 09/15/2017 (b)		3,242	4,365
2.100% due 09/15/2021 (b)		10,038	13,919
2.250% due 04/22/2017 (b)		1,501	1,975
2.350% due 09/15/2024 (b)		19,122	26,880
2.550% due 09/15/2041 (b)		2,706	3,726
New South Wales Treasury Corp.
2.500% due 11/20/2035 (b)	AUD	4,368	4,187
2.750% due 11/20/2025 (b)		16,745	16,502
New Zealand Government Bond
2.000% due 09/20/2025 (b)	NZD	13,054	9,850
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	42,032	55,818
Slovenia Government International Bond
4.700% due 11/01/2016		5,200	7,093
Spain Government International Bond
3.800% due 04/30/2024		26,200	38,071
5.400% due 01/31/2023		11,100	17,921
Xunta de Galicia
5.763% due 04/03/2017		3,800	5,390
6.131% due 04/03/2018		2,300	3,420

Total Sovereign Issues (Cost $326,991)			319,226

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (c) 0.9%
			22,523

U.S. TREASURY BILLS 0.1%
0.038% due 10/23/2014 - 03/12/2015 (a)(d)(f)(h)		$3,321	3,321

Total Short-Term Instruments (Cost $25,843)			25,844

Total Investments in Securities (Cost $3,131,130)			3,089,852

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio		981	10
PIMCO Short-Term Floating NAV Portfolio III		1,472	15

Total Short-Term Instruments (Cost $25)			25

Total Investments in Affiliates (Cost $25)			25

Total Investments 122.4% (Cost $3,131,155)			$3,089,877

Financial Derivative Instruments (e)(g) 0.8% (Cost or Premiums, net $(1,184))			20,172

Other Assets and Liabilities, net (23.2%)			(584,766)

Net Assets 100.0%			$2,525,283

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.030%	09/22/2014	10/02/2014	$21,974	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(21,997)	$21,974	$21,974
SSB	0.000%	09/30/2014	10/01/2014	549	U.S. Treasury Notes 1.500% due 02/28/2019	(562)	549	549

Total Repurchase Agreements						$(22,559)	$22,523	$22,523

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.140%	08/15/2014	10/15/2014	$(23,515)	$(23,519)
	0.150%	08/27/2014	10/08/2014	(3,007)	(3,007)
	0.160%	09/11/2014	10/02/2014	(42,286)	(42,290)
	0.160%	09/12/2014	10/14/2014	(17,604)	(17,605)
	0.160%	09/17/2014	10/17/2014	(879)	(879)
	0.180%	09/19/2014	10/03/2014	(19,148)	(19,149)
GRE	0.170%	09/29/2014	10/14/2014	(5,817)	(5,817)
JPS	0.070%	09/18/2014	10/02/2014	(69,467)	(69,468)
	0.140%	08/19/2014	10/17/2014	(32,118)	(32,123)
	0.170%	09/09/2014	10/09/2014	(2,250)	(2,250)
	0.170%	09/10/2014	10/10/2014	(24,317)	(24,320)
RYL	0.120%	10/01/2014	11/03/2014	(134,375)	(134,375)
TDM	0.200%	09/20/2013	10/03/2014	(149,952)	(150,265)

Total Reverse Repurchase Agreements					$(525,067)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.180%	09/19/2014	10/10/2014	$(4,390)	$(4,391)
BPG	0.150%	08/26/2014	10/08/2014	(54,464)	(54,489)
	0.150%	09/29/2014	10/29/2014	(6,150)	(6,149)
	0.170%	09/30/2014	10/17/2014	(39,192)	(39,183)
	0.180%	09/18/2014	10/17/2014	(11,279)	(11,279)
FOB	0.110%	09/30/2014	10/01/2014	(33,189)	(33,189)
GSC	0.070%	09/30/2014	10/01/2014	(3,729)	(3,729)
	0.230%	09/24/2014	10/08/2014	(24,463)	(24,466)
	0.270%	09/30/2014	10/07/2014	(7,403)	(7,403)
MSC	0.050%	09/25/2014	10/02/2014	(12,323)	(12,324)
	0.160%	09/26/2014	10/03/2014	(28,570)	(28,575)
	0.250%	09/25/2014	10/02/2014	(49,136)	(49,137)
	0.250%	09/26/2014	10/03/2014	(6,398)	(6,399)

Total Sale-Buyback Transactions					$(280,713)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $442,597 at a weighted average interest rate of 0.144%.
(3)	Payable for sale-buyback transactions includes $7 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	151

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BCY	Fannie Mae	4.000%	10/01/2041	$7,000	$(7,383)	$(7,378)
BOA	Fannie Mae	4.000%	10/01/2044	30,000	(31,645)	(31,619)
	Fannie Mae	4.000%	11/01/2044	9,000	(9,453)	(9,458)
BPG	Fannie Mae	4.000%	11/01/2044	11,000	(11,565)	(11,559)
FOB	Fannie Mae	4.000%	11/01/2044	87,000	(91,156)	(91,425)
JPS	Fannie Mae	4.000%	10/01/2041	5,000	(5,281)	(5,270)
NOM	Fannie Mae	4.000%	10/01/2041	5,000	(5,274)	(5,270)
SAL	Fannie Mae	4.000%	10/01/2041	1,000	(1,056)	(1,054)

					$(162,813)	$(163,033)

Total Short Sales					$(162,813)	$(163,033)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(d)	Securities with an aggregate market value of $809,005 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(106,449)	$0	$0	$(106,449)	$105,928	$(521)
GRE	0	(5,817)	0	0	(5,817)	5,804	(13)
JPS	21,974	(128,161)	0	0	(106,187)	106,191	4
RYL	0	(134,375)	0	0	(134,375)	134,151	(224)
SSB	549	0	0	0	549	(562)	(13)
TDM	0	(150,265)	0	0	(150,265)	150,456	191

Master Securities Forward Transaction Agreement
BCY	0	0	(4,391)	(7,378)	(11,769)	4,372	(7,397)
BOA	0	0	0	(41,077)	(41,077)	0	(41,077)
BPG	0	0	(111,100)	(11,559)	(122,659)	110,208	(12,451)
FOB	0	0	(33,189)	(91,425)	(124,614)	32,986	(91,628)
GSC	0	0	(35,598)	0	(35,598)	35,443	(155)
JPS	0	0	0	(5,270)	(5,270)	0	(5,270)
MSC	0	0	(96,435)	0	(96,435)	95,904	(531)
NOM	0	0	0	(5,270)	(5,270)	0	(5,270)
SAL	0	0	0	(1,054)	(1,054)	0	(1,054)

Total Borrowings and Other Financing Transactions	$22,523	$(525,067)	$(280,713)	$(163,033)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2016	331	$(63)	$0	$(17)
Call Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	116	(47)	3	0
Call Options Strike @ EUR 150.500 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	369	(61)	0	(28)
Euro-Bund 10-Year Bond December Futures	Short	12/2014	562	(373)	0	(185)
Put Options Strike @ EUR 146.500 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	369	120	5	0
Put Options Strike @ EUR 150.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	116	29	0	(13)
U.S. Treasury 5-Year Note December Futures	Long	12/2014	1,268	(314)	0	(59)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	1,458	(1,211)	0	(182)

Total Futures Contracts				$(1,920)	$8	$(484)

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$	116,900	$1,905	$(39)	$133	$0
iTraxx Europe 21 5-Year Index	1.000%	06/20/2019	EUR	184,000	3,989	232	0	(20)
iTraxx Europe 21 10-Year Index	1.000%	06/20/2024		6,400	(58)	91	0	(4)

					$5,836	$284	$133	$(24)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	38,500	$3,108	$632	$210	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		42,700	(2,971)	(4,939)	256	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		4,300	(522)	(186)	27	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		75,500	(4,041)	(1,746)	463	0
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045	EUR	50,700	(655)	(1,352)	0	(5)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	5,770,000	(2,061)	(1,616)	40	0

						$(7,142)	$(9,207)	$996	$(5)

Total Swap Agreements						$(1,306)	$(8,923)	$1,129	$(29)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(f)	Securities with an aggregate market value of $26,662 and cash of $1,856 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$8	$1,129	$1,137	$0	$(484)	$(29)	$(513)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		NZD	11,970	$		9,951	$607	$0
	11/2014		EUR	210,387			281,203	15,385	0
	11/2014	$		1,524		EUR	1,179	0	(34)
	12/2014		GBP	16,031	$		25,890	0	(83)

BPS	11/2014		EUR	51,791			69,047	3,610	0
	11/2014	$		337		EUR	259	0	(10)

BRC	10/2014			5,652		PLN	17,450	0	(389)
	11/2014			1,949		EUR	1,476	0	(84)
	12/2014			11,618		GBP	7,096	0	(122)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	153

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	10/2014	$		22,236		AUD	25,060	$0	$(295)
	11/2014		AUD	25,060	$		22,183	293	0
	11/2014		DKK	150,780			27,144	1,555	0
	11/2014	$		3,980		EUR	3,004	0	(184)
	12/2014			3,645		GBP	2,224	0	(42)

GLM	10/2014		JPY	279,029	$		2,680	136	0
	11/2014		EUR	5,617			7,161	64	0

HUS	10/2014	$		9,461		NZD	11,970	0	(117)
	11/2014		NZD	11,970	$		9,431	117	0

JPM	10/2014	$		2,563		JPY	279,029	0	(19)
	11/2014		JPY	279,029	$		2,564	19	0
	11/2014	$		1,940		EUR	1,496	0	(49)

SOG	10/2014		AUD	25,060	$		23,242	1,301	0

Total Forward Foreign Currency Contracts								$23,087	$(1,428)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	10/29/2014	EUR	10,000	$149	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	11/10/2014		34,400	479	0

								$628	$0

Total Purchased Options								$628	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$	1,600	$(3)	$(2)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		10,000	(12)	(14)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		500	(1)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		3,300	(7)	(3)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		1,700	(3)	(1)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		2,800	(2)	(3)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015		3,600	(5)	(6)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014	EUR	19,900	(55)	(29)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		26,700	(57)	(24)

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	14,000	(16)	(19)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		13,700	(22)	(15)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		6,000	(11)	(5)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	3,800	(7)	(3)

							$ (201)	$(125)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$12,000	$(107)	$(3)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,800	(36)	(1)

DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	4,500	(44)	(9)

JPM	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	(206)	(82)
	Cap - OTC CPURNSA Index	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	(7)

						$(410)	$(102)

(1)	YOY options may have a series of expirations.

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.250%	10/29/2014	EUR	20,000	$(150)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.235%	11/10/2014		68,800	(479)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	12/15/2014		21,900	(42)	(48)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.500%	12/15/2014		21,900	(91)	(35)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 11/20/2019)	3-Month USD-LIBOR	Receive	3.200%	11/18/2014	$	135,600	(363)	(167)

								$(1,125)	$(250)

Total Written Options								$(1,736)	$(477)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	366	$46,019	EUR	70,600	GBP	0	$(859)
Sales	0	223,500		299,200		8,840	(2,106)
Closing Buys	0	(16,300)		(48,000)		(8,840)	604
Expirations	0	(10,419)		(126,700)		0	389
Exercised	(366)	0		(12,100)		0	236

Balance at End of Period	0	$242,800	EUR	183,000	GBP	0	$(1,736)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	GATX Financial Corp.	(1.070%	)	03/20/2016	0.141%	$ 1,000	$0	$(14)	$0	$(14)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Spain Government International Bond	1.000%	03/20/2019	0.700%	$ 4,100	$(25)	$79	$54	$0

BRC	Italy Government International Bond	1.000%	03/20/2019	0.931%	5,500	(101)	118	17	0

DUB	Italy Government International Bond	1.000%	03/20/2019	0.931%	7,900	(156)	181	25	0

GST	Spain Government International Bond	1.000%	03/20/2019	0.700%	21,800	(185)	472	287	0

HUS	Italy Government International Bond	1.000%	03/20/2019	0.931%	12,750	(267)	308	41	0
	Spain Government International Bond	1.000%	03/20/2019	0.700%	2,100	(16)	43	27	0

JPM	HSBC Bank PLC	1.000%	06/20/2019	0.488%	19,700	245	221	466	0

MYC	Italy Government International Bond	1.000%	03/20/2019	0.931%	2,300	(44)	52	8	0

						$(549)	$1,474	$925	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	155

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	14,300	$(5)	$(21)	$0	$(26)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		27,400	521	(1,747)	0	(1,226)

BRC	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016		6,000	0	(38)	0	(38)
	Receive	3-Month USD-CPURNSA Index	1.908%	04/15/2017		17,800	0	(134)	0	(134)

CBK	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	700	9	44	53	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		2,700	34	224	258	0
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	39,600	10	(1,124)	0	(1,114)

DUB	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	3,200	33	209	242	0
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016	$	16,800	0	(54)	0	(54)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		21,800	(9)	(31)	0	(40)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		15,000	0	(37)	0	(37)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017		18,600	0	(506)	0	(506)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		7,700	0	(95)	0	(95)
	Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	14,700	31	438	469	0

FBF	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	1,000	7	69	76	0
	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	3,200	5	(38)	0	(33)
	Receive	3-Month USD-CPURNSA Index	1.935%	10/31/2016	$	3,500	0	(20)	0	(20)

GLM	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016		90,500	(156)	(118)	0	(274)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		7,500	0	(67)	0	(67)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		7,500	(5)	(92)	0	(97)

JPM	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016		10,300	0	(47)	0	(47)

MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	2,300	25	149	174	0

RYL	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		700	7	46	53	0
	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	29,700	(56)	(110)	0	(166)
	Receive	3-Month USD-CPURNSA Index	1.930%	10/31/2016		4,600	0	(25)	0	(25)

SOG	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	1,700	22	107	129	0

							$473	$(3,018)	$1,454	$(3,999)

Total Swap Agreements							$(76)	$(1,558)	$2,379	$(4,013)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(h)	Securities with an aggregate market value of $1,183 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$15,992	$0	$54	$16,046	$(117)	$(2)	$0	$(119)	$15,927	$(14,440)	$1,487
BPS	3,610	0	0	3,610	(10)	0	(1,252)	(1,262)	2,348	(2,030)	318
BRC	0	0	17	17	(595)	0	(172)	(767)	(750)	742	(8)
CBK	1,848	0	311	2,159	(521)	(23)	(1,128)	(1,672)	487	(260)	227
DUB	0	0	736	736	0	(9)	(732)	(741)	(5)	0	(5)
FBF	0	0	76	76	0	0	(53)	(53)	23	(90)	(67)
GLM	200	0	0	200	0	(83)	(438)	(521)	(321)	441	120
GST	0	0	287	287	0	(62)	0	(62)	225	(430)	(205)
HUS	117	0	68	185	(117)	0	0	(117)	68	0	68
JPM	19	0	466	485	(68)	(298)	(47)	(413)	72	(340)	(268)
MYC	0	0	182	182	0	0	0	0	182	(12)	170
RYL	0	0	53	53	0	0	(191)	(191)	(138)	0	(138)
SOG	1,301	0	129	1,430	0	0	0	0	1,430	(1,510)	(80)

Total Over the Counter	$23,087	$0	$2,379	$25,466	$(1,428)	$(477)	$(4,013)	$(5,918)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	133	0	0	996	1,129

	$0	$133	$0	$0	$1,004	$1,137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,087	$0	$23,087
Swap Agreements	0	925	0	0	1,454	2,379

	$0	$925	$0	$23,087	$1,454	$25,466

	$0	$1,058	$0	$23,087	$2,458	$26,603

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$484	$484
Swap Agreements	0	24	0	0	5	29

	$0	$24	$0	$0	$489	$513

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,428	$0	$1,428
Written Options	0	125	0	0	352	477
Swap Agreements	0	14	0	0	3,999	4,013

	$0	$139	$0	$1,428	$4,351	$5,918

	$0	$163	$0	$1,428	$4,840	$6,431

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,469)	$(3,469)
Swap Agreements	0	1,767	0	0	(6,926)	(5,159)

	$0	$1,767	$0	$0	$(10,395)	$(8,628)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,497	$0	$11,497
Purchased Options	0	0	0	0	(187)	(187)
Written Options	0	319	0	146	378	843
Swap Agreements	0	398	0	0	7,135	7,533

	$0	$717	$0	$11,643	$7,326	$19,686

	$0	$2,484	$0	$11,643	$(3,069)	$11,058

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(157)	$(157)
Futures	0	0	0	0	132	132
Swap Agreements	0	251	0	0	(8,702)	(8,451)

	$0	$251	$0	$0	$(8,727)	$(8,476)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,818	$0	$22,818
Purchased Options	0	0	0	0	(628)	(628)
Written Options	0	(25)	0	(22)	886	839
Swap Agreements	0	980	0	0	(4,590)	(3,610)

	$0	$955	$0	$22,796	$(4,332)	$19,419

	$0	$1,206	$0	$22,796	$(13,059)	$10,943

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	157

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$54,538	$0	$54,538
Utilities	0	8,831	0	8,831
Municipal Bonds & Notes
West Virginia	0	281	0	281
U.S. Government Agencies	0	16,864	0	16,864
U.S. Treasury Obligations	0	2,601,353	0	2,601,353
Mortgage-Backed Securities	0	25,315	0	25,315
Asset-Backed Securities	0	37,600	0	37,600
Sovereign Issues	0	319,226	0	319,226
Short-Term Instruments
Repurchase Agreements	0	22,523	0	22,523
U.S. Treasury Bills	0	3,321	0	3,321
	$0	$3,089,852	$0	$3,089,852

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25	$0	$0	$25

Total Investments	$25	$3,089,852	$0	$3,089,877

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(163,033)	$0	$(163,033)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8	1,129	0	1,137
Over the counter	0	25,466	0	25,466
	$8	$26,595	$0	$26,603

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(484)	(29)	0	(513)
Over the counter	0	(5,918)	0	(5,918)
	$(484)	$(5,947)	$0	$(6,431)

Totals	$(451)	$2,947,467	$0	$2,947,016

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Portfolio

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.0%

BANK LOAN OBLIGATIONS 89.5%
ABC Supply Co., Inc.
3.500% due 04/16/2020	$95	$93
Advantage Sales & Marketing, Inc.
3.250% - 4.250% due 07/25/2021	85	84
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018	443	445
Albertson’s Holdings LLC
4.000% due 08/25/2019	125	124
4.500% due 08/25/2021	275	274
Albertson’s LLC
4.750% due 03/21/2019	199	199
Allison Transmission, Inc.
3.750% due 08/23/2019	293	291
Allnex (Luxembourg) & Cy S.C.A.
4.500% due 10/03/2019	210	209
Allnex USA, Inc.
4.500% due 10/03/2019	109	109
Amaya Holdings B.V.
5.000% due 08/01/2021	350	346
8.000% due 08/01/2022	275	279
American Renal Holdings, Inc.
4.500% due 09/22/2019	469	464
Amsurg Corp.
3.750% - 5.250% due 07/16/2021	100	99
AmWins Group LLC
5.000% due 09/06/2019	518	518
Ancestry.com, Inc.
4.000% due 05/15/2018	147	146
4.500% due 12/28/2018	257	256
AP NMT Acquisition BV
6.750% due 08/13/2021	50	49
Apex Tool Group, LLC
4.500% due 02/01/2020	292	282
Applied Systems, Inc.
4.250% due 01/25/2021	99	98
7.500% due 01/22/2022	50	50
ARAMARK Corp.
0.007% - 3.650% due 07/26/2016	3	3
Arch Coal, Inc.
6.250% due 05/16/2018	74	67
Ardagh Holdings USA, Inc.
4.000% due 12/17/2019	249	246
Ardent Medical Services, Inc.
6.750% due 07/02/2018	252	254
ARG IH Corp.
4.750% - 6.000% due 11/15/2020	99	99
Aristocrat Leisure Ltd.
TBD% due 09/29/2021	75	74
Asurion LLC
5.000% due 05/24/2019	292	291
8.500% due 03/03/2021	150	152
Atrium Innovations, Inc.
4.250% due 02/13/2021	75	73
7.750% due 08/13/2021	75	73
August LuxUK Holding Co. SARL
5.000% due 04/27/2018	12	12
August U.S. Holding Company, Inc.
5.000% due 04/27/2018	9	9
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	283	280
Avaya, Inc.
4.654% due 10/26/2017	25	24
6.500% due 03/30/2018	183	182

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AVSC Holdings Corp.
4.500% due 01/24/2021	$164	$163
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	136	137
Axalta Coating Systems U.S. Holdings, Inc.
3.750% due 02/01/2020	138	135
Berlin Packaging LLC
TBD% due 10/01/2021	50	50
TBD% due 10/01/2022	25	25
5.750% - 6.250% due 04/02/2019	47	47
Berry Plastics Holding Corp.
3.750% due 01/06/2021	149	146
Big Heart Pet Brands
3.500% due 03/08/2020	274	265
Biomet, Inc.
3.655% due 07/25/2017	355	354
BJ’s Wholesale Club, Inc.
4.500% due 09/26/2019	372	367
8.500% due 03/26/2020	220	222
BMC Software Finance, Inc.
5.000% due 09/10/2020	948	933
Boyd Gaming Corp.
4.000% due 08/14/2020	372	367
Brand Energy & Infrastructure Services, Inc.
4.750% due 11/26/2020	297	297
Brickman Group Ltd. LLC
4.000% due 12/18/2020	174	171
7.500% due 12/18/2021	150	148
Burger King Corp.
TBD% due 09/04/2015	100	100
Burger King Worldwide, Inc.
TBD% due 09/24/2021	200	199
Cactus Wellhead LLC
7.000% due 07/31/2020	40	39
Calpine Corp.
4.000% due 04/01/2018	318	317
Catalent Pharma Solutions, Inc.
4.500% due 05/20/2021	169	168
CD&R Millennium Holdco SARL
4.500% due 07/31/2021	110	109
Cengage Learning Acquisitions, Inc.
7.000% due 03/31/2020	249	249
Charter Communications Operating LLC
4.250% due 09/12/2021	290	289
Chrysler Group LLC
3.250% due 12/31/2018	274	271
3.500% due 05/24/2017	99	99
Clear Channel Communications, Inc.
3.804% due 01/29/2016	157	156
6.904% due 01/30/2019	200	191
CNO Financial Group, Inc.
3.750% due 09/28/2018	21	21
Commercial Barge Line Co.
7.500% due 09/20/2019	157	158
Community Health Systems, Inc.
3.485% due 01/25/2017	1	1
4.250% due 01/27/2021	771	770
Convatec, Inc.
4.000% due 12/22/2016	260	262
Covis Pharma Holdings SARL
6.000% due 04/24/2019	290	290
CPG International, Inc.
4.750% due 09/30/2020	371	370
Crosby U.S. Acquisition Corp.
3.750% due 11/18/2020	149	143
7.000% due 11/22/2021	225	226
CSC Holdings, Inc.
2.654% due 04/17/2020	68	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cumulus Media Holdings, Inc.
4.250% due 12/19/2020		$190	$187
Cunningham Lindsey U.S., Inc.
5.000% due 12/10/2019		24	24
Custom Sensors & Technologies, Inc.
TBD% due 09/30/2021		90	90
David’s Bridal, Inc.
5.000% due 10/11/2019		360	350
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021		200	198
Dealertrack Technologies, Inc.
3.500% due 02/24/2021		143	141
Dell, Inc.
4.500% due 04/29/2020		1	1
Delta SARL
4.750% - 6.000% due 07/31/2021		498	492
7.750% due 07/31/2022		140	140
Deutsche Raststatten Gruppe GmbH
3.582% due 12/10/2019	EUR	50	63
Diamond Resorts Corp.
5.500% due 05/09/2021		$150	150
DJO Finance LLC
4.250% due 09/15/2017		370	368
Dole Food Co., Inc.
4.500% - 5.750% due 11/01/2018		245	243
Doosan Infracore International, Inc.
4.500% due 05/28/2021		324	325
Dynegy Holdings, Inc.
TBD% due 09/15/2015		75	75
4.000% due 04/23/2020		311	310
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		600	598
Envision Healthcare Corp.
4.000% due 05/25/2018		269	267
EP Energy LLC
3.500% due 05/24/2018		33	33
ESH Hospitality, Inc.
5.000% due 06/24/2019		160	162
Expro Finservice SARL
TBD% due 09/02/2021		110	110
First Data Corp.
3.655% due 03/24/2018		450	442
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		188	184
Freescale Semiconductor, Inc.
4.250% due 03/01/2020		266	263
5.000% due 01/15/2021		248	247
Gardner Denver, Inc.
4.250% due 07/30/2020		18	18
Gates Global, Inc.
4.250% due 07/03/2021		230	226
Generac Power Systems, Inc.
3.250% due 05/31/2020		280	276
Genesys Telecom Holdings U.S., Inc.
3.500% - 4.500% due 11/13/2020		149	148
4.000% due 02/08/2020		148	145
Getty Images, Inc.
4.750% due 10/18/2019		361	331
GFA Brands, Inc.
4.500% due 07/09/2020		386	386
Goodyear Tire & Rubber Co.
4.750% due 04/30/2019		500	501
Gray Television, Inc.
3.750% due 06/13/2021		75	74
H.J. Heinz Co.
3.500% due 06/05/2020		610	604

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	159

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HD Supply, Inc.
4.000% due 06/28/2018		$265	$263
Hearthside Group Holdings LLC
4.500% due 06/02/2021		100	99
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		674	665
Hub International Ltd.
4.250% due 10/02/2020		271	266
Huntsman International LLC
3.750% due 08/12/2021		375	374
Iasis Healthcare LLC
4.500% due 05/03/2018		463	463
Iglo Foods Group Ltd.
5.258% due 06/30/2020	GBP	100	159
Ikaria, Inc.
5.000% due 02/12/2021		$141	141
8.750% due 02/12/2022		50	51
IMS Health, Inc.
3.500% due 03/17/2021		103	101
INA Beteiligungsgesellschaft mbH
3.750% due 05/15/2020		324	322
Interactive Data Corp.
4.750% due 05/02/2021		274	273
Interline Brands, Inc.
4.000% due 03/21/2021		100	98
Ion Media Networks, Inc.
5.000% due 12/18/2020		323	323
J Crew Group, Inc.
4.000% due 03/05/2021		224	214
Jazz Pharmaceuticals, Inc.
3.250% due 06/12/2018		99	99
Jeld-Wen, Inc.
TBD% due 09/18/2021		75	75
JMC Steel Group, Inc.
4.750% due 04/01/2017		517	514
KAR Auction Services, Inc.
3.500% due 03/07/2021		75	74
Kronos Worldwide, Inc.
4.750% due 02/18/2020		149	149
Kronos, Inc.
4.500% due 10/30/2019		348	346
9.750% due 04/30/2020		25	26
La Quinta Intermediate Holdings LLC
4.000% due 04/14/2021		324	320
Live Nation Entertainment, Inc.
3.500% due 08/17/2020		220	218
LTS Buyer LLC
4.000% due 04/11/2020		148	146
Maxim Crane Works LP
10.250% due 11/26/2018		300	306
MCC Iowa LLC
3.750% due 06/30/2021		60	59
McJunkin Red Man Corp.
5.000% - 6.250% due 11/09/2019		198	198
MGM Resorts International
3.500% due 12/20/2019		369	363
Michaels Stores, Inc.
3.750% due 01/28/2020		293	288
Midas Intermediate Holdco LLC
TBD% due 08/18/2021		45	45
Millennium Laboratories, Inc.
5.250% due 04/15/2021		349	349
Minerals Technologies, Inc.
4.000% - 5.500% due 05/09/2021		176	176
MPH Acquisition Holdings LLC
4.000% due 03/31/2021		139	136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Multi Packaging Solutions, Inc.
4.250% due 09/30/2020	$175	$174
National Financial Partners Corp.
4.500% due 07/01/2020	417	414
Neiman Marcus Group, Inc.
4.250% due 10/25/2020	257	253
New Albertson’s, Inc.
4.750% due 06/27/2021	215	212
NGPL PipeCo LLC
6.750% due 09/15/2017	23	23
North American Lifting Holdings, Inc.
5.500% due 11/27/2020	99	100
Numericable U.S. LLC
4.500% due 05/21/2020	625	621
Onex York Acquisition Corp.
TBD% due 10/01/2021	100	100
Orion Engineered Carbons GmbH
5.000% due 07/25/2021	50	50
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	449	445
OSI Restaurant Partners LLC
3.500% due 10/26/2019	76	76
Par Pharmaceutical Companies, Inc.
4.000% due 09/30/2019	123	121
Party City Holdings, Inc.
4.000% due 07/27/2019	158	156
Performance Food Group Co.
6.250% due 11/14/2019	49	49
Petco Animal Supplies, Inc.
4.000% due 11/24/2017	344	341
Pharmaceutical Product Development LLC
4.000% due 12/05/2018	666	661
PharMEDium Healthcare Corp.
4.250% - 5.500% due 01/28/2021	73	72
7.750% due 01/28/2022	75	75
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020	60	60
Pinnacle Foods Finance LLC
3.250% due 04/29/2020	278	272
Playa Resorts Holding BV
4.000% due 08/09/2019	50	49
Ply Gem Industries, Inc.
4.000% due 02/01/2021	124	122
Polarpak, Inc.
4.500% - 5.500% due 05/30/2020	31	31
Post Holdings, Inc.
3.750% due 06/02/2021	65	64
PRA Holdings, Inc.
4.500% due 09/23/2020	221	219
Prestige Brands, Inc.
4.500% due 09/03/2021	125	125
Quebecor Media, Inc.
3.250% due 08/17/2020	74	72
Realogy Corp.
3.750% due 03/05/2020	345	340
Regent Seven Seas Cruises, Inc.
3.750% due 12/21/2018	181	180
Reynolds Group Holdings, Inc.
4.000% due 12/01/2018	294	291
Roofing Supply Group LLC
5.000% due 05/31/2019	492	488
Ruby Western Pipeline Holdings LLC
3.500% due 03/27/2020	173	171
Sabine Oil & Gas LLC
8.750% due 12/31/2018	350	350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sage Products Holdings LLC
4.250% due 12/13/2019	$271	$271
9.250% due 06/13/2020	25	25
Salem Communications Corp.
4.500% due 03/16/2020	47	47
Salix Pharmaceuticals Ltd.
4.250% due 01/02/2020	241	241
SAM Finance Lux SARL
4.250% due 12/17/2020	184	183
Scientific Games International, Inc.
TBD% due 10/01/2021	100	98
4.250% due 10/18/2020	210	210
Seadrill Partners Finco LLC
4.000% due 02/21/2021	387	369
Sequa Corp.
5.250% due 06/19/2017	345	329
Serta Simmons Holdings LLC
4.250% due 10/01/2019	241	240
Service King Holdings, Inc.
TBD% due 08/18/2021	5	5
Seventy Seven Operating LLC
3.750% due 06/25/2021	49	49
Shield Finance Co. SARL
5.000% due 01/27/2021	174	174
Ship Midco Ltd.
4.750% due 11/29/2019	500	503
Signode Industrial Group U.S., Inc.
4.000% due 05/01/2021	264	262
Smart & Final Stores LLC
4.750% due 11/15/2019	165	165
Southcross Energy Partners LP
5.250% due 08/04/2021	75	75
Southcross Holdings Borrower LP
6.000% due 08/04/2021	100	100
Spirit Aerosystems, Inc.
3.250% due 09/15/2020	199	197
Station Casinos LLC
4.250% due 03/02/2020	288	284
STHI Holding Corp.
4.500% due 08/06/2021	50	50
Sun Products Corp.
5.500% due 03/23/2020	370	350
SunGard Data Systems, Inc.
4.000% due 03/08/2020	44	43
Surgery Center Holdings, Inc.
TBD% due 07/09/2020	75	75
Syniverse Holdings, Inc.
4.000% due 04/23/2019	391	385
Tallgrass Operations LLC
4.250% due 11/13/2018	206	205
Telesat Canada
3.500% due 03/28/2019	344	339
Texas Competitive Electric Holdings Co. LLC
TBD% - 3.750% due 05/05/2016	196	197
TI Group Automotive Systems LLC
4.250% due 07/02/2021	150	148
TPF Power LLC
TBD% due 10/02/2021	75	75
Trans Union LLC
4.000% due 04/09/2021	289	285
Tribune Co.
4.000% due 12/27/2020	401	396
Truven Health Analytics, Inc.
4.500% due 06/06/2019	246	242
U.S. Renal Care, Inc.
4.250% due 07/03/2019	321	318

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Surgical Partners International, Inc.
4.750% due 04/03/2019	$261	$261
Univision Communications, Inc.
4.000% due 03/01/2020	391	384
UPC Financing Partnership
3.250% due 06/30/2021	100	97
US Foods, Inc.
4.500% due 03/29/2019	148	148
USI, Inc.
TBD% due 12/27/2019	271	266
Valeant Pharmaceuticals International, Inc.
3.750% due 02/13/2019	41	40
3.750% due 08/05/2020	333	330
Vantiv LLC
3.750% due 06/13/2021	180	179
VWR Funding, Inc.
3.404% due 04/03/2017	25	24
Walter Investment Management Corp.
4.750% due 12/19/2020	323	311
WaveDivision Holdings LLC
4.000% due 10/15/2019	42	41
Weight Watchers International, Inc.
4.000% due 04/02/2020	197	152
Wilsonart LLC
4.000% due 10/31/2019	314	309
Windstream Corp.
3.500% due 08/08/2019	174	172
3.500% due 01/23/2020	49	49
WMG Acquisition Corp.
3.750% due 07/01/2020	195	189
WNA Holdings, Inc.
4.500% due 05/30/2020	16	16
WTG Holdings Corp.
4.750% due 01/15/2021	199	197
Zebra Technologies Corp.
TBD% due 09/30/2021	25	25
Zuffa LLC
3.750% due 02/25/2020	124	123

Total Bank Loan Obligations (Cost $47,911)		47,471

CORPORATE BONDS & NOTES 5.6%

BANKING & FINANCE 0.6%
AerCap Ireland Capital Ltd.
4.500% due 05/15/2021	150	146
5.000% due 10/01/2021	50	50
Genesis Energy LP
5.625% due 06/15/2024	25	24
Navient LLC
4.875% due 06/17/2019	100	100

		320

INDUSTRIALS 4.7%
ADT Corp.
4.125% due 06/15/2023	100	89
6.250% due 10/15/2021	100	104
AECOM Technology Corp.
5.750% due 10/15/2022 (a)	25	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 10/15/2024 (a)		$25	$26
California Resources Corp.
5.000% due 01/15/2020 (a)		50	51
5.500% due 09/15/2021 (a)		50	51
6.000% due 11/15/2024 (a)		50	51
Chesapeake Energy Corp.
5.750% due 03/15/2023		175	187
Churchill Downs, Inc.
5.375% due 12/15/2021		25	25
CNH Industrial Capital LLC
3.625% due 04/15/2018		100	98
Community Health Systems, Inc.
5.125% due 08/01/2021		25	25
6.875% due 02/01/2022		50	52
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		25	23
Dometic Group AB (9.500% Cash or 10.250% PIK)
9.500% due 06/26/2019 (b)	EUR	100	120
Endo Finance LLC
5.750% due 01/15/2022		$75	74
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023		100	96
Forest Laboratories, Inc.
4.875% due 02/15/2021		25	27
iHeartCommunications, Inc.
9.000% due 09/15/2022		50	50
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	100	127
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$25	25
Lamar Media Corp.
5.375% due 01/15/2024		25	25
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022		75	76
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		25	25
NCSG Crane & Heavy Haul Services
9.500% due 08/15/2019		40	41
Ply Gem Industries, Inc.
6.500% due 02/01/2022		50	48
Post Holdings, Inc.
6.000% due 12/15/2022		15	14
6.750% due 12/01/2021		25	24
Regency Energy Partners LP
5.875% due 03/01/2022		25	26
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021		25	27
Sinclair Television Group, Inc.
5.625% due 08/01/2024		25	24
Springs Industries, Inc.
6.250% due 06/01/2021		50	49
Steel Dynamics, Inc.
5.125% due 10/01/2021		25	25
T-Mobile USA, Inc.
6.000% due 03/01/2023		25	25
Teine Energy Ltd.
6.875% due 09/30/2022		25	25
Tenet Healthcare Corp.
5.500% due 03/01/2019		75	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TransDigm, Inc.
6.000% due 07/15/2022		$40	$40
Twinkle Pizza PLC
6.625% due 08/01/2021	GBP	100	158
United Rentals North America, Inc.
7.625% due 04/15/2022		$116	127
Valeant Pharmaceuticals International
5.625% due 12/01/2021		25	25
Wise Metals Group LLC
8.750% due 12/15/2018		50	54
WPX Energy, Inc.
5.250% due 09/15/2024		20	19
WR Grace & Co-Conn
5.125% due 10/01/2021		25	26
Wynn Macau Ltd.
5.250% due 10/15/2021		200	194

			2,499

UTILITIES 0.3%
NRG Energy, Inc.
6.250% due 07/15/2022		100	103
Sprint Corp.
7.125% due 06/15/2024		75	76

			179

Total Corporate Bonds & Notes (Cost $3,040)			2,998

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (c) 0.9%
			495

Total Short-Term Instruments (Cost $495)			495

Total Investments in Securities (Cost $51,446)			50,964

		SHARES
INVESTMENTS IN AFFILIATES 4.6%

SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%
PIMCO Short-Term Floating NAV Portfolio		243,296	2,434

Total Short-Term Instruments (Cost $2,434)			2,434

Total Investments in Affiliates (Cost $2,434)			2,434

Total Investments 100.6% (Cost $53,880)			$53,398

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $0)			24

Other Assets and Liabilities, net (0.6%)			(368)

Net Assets 100.0%			$53,054

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Payment in-kind bond security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	161

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$495	U.S. Treasury Notes 1.500% due 02/28/2019	$(507)	$495	$495

Total Repurchase Agreements						$(507)	$495	$495

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$495	$0	$0	$0	$495	$(507)	$(12)

Total Borrowings and Other Financing Transactions	$495	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$990	$69	$(10)	$6	$0

Total Swap Agreements				$69	$(10)	$6	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

Cash of $55 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$0	$0	$0

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2014	EUR	250	$	335	$19	$0
	12/2014	GBP	199		321	0	(1)

Total Forward Foreign Currency Contracts						$19	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$19	$0	$0	$19	$(1)	$0	$0	$(1)	$18	$0	$18

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19

	$0	$6	$0	$19	$0	$25

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$16	$0	$0	$0	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20	$0	$20

	$0	$16	$0	$20	$0	$36

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(11)	$0	$0	$0	$(11)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19	$0	$19

	$0	$(11)	$0	$19	$0	$8

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	163

Schedule of Investments PIMCO Senior Floating Rate Portfolio (Cont.)

September 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$25	$44,078	$3,368	$47,471
Corporate Bonds & Notes
Banking & Finance	0	320	0	320
Industrials	0	2,499	0	2,499
Utilities	0	179	0	179
Short-Term Instruments
Repurchase Agreements	0	495	0	495
	$25	$47,571	$3,368	$50,964

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,434	$0	$0	$2,434

Total Investments	$2,459	$47,571	$3,368	$53,398

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$6	$0	$6
Over the counter	0	19	0	19
	$0	$25	$0	$25

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Totals	$2,459	$47,595	$3,368	$53,422

There were no significant transfers between Level 1 and 2 during the period ended September 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (1)
Investments in Securities, at Value
Bank Loan Obligations	$2,060	$1,216	$(314)	$0	$(1)	$(19)	$1,399	$(973)	$3,368	$(10)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$3,368	Third Party Vendor	Broker Quote	96.00-101.75

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

CORPORATE BONDS & NOTES 3.0%

BANKING & FINANCE 2.3%
American International Group, Inc.
5.050% due 10/01/2015	$20,000	$20,880
CNA Financial Corp.
5.850% due 12/15/2014	3,000	3,035
Countrywide Financial Corp.
6.250% due 05/15/2016	5,000	5,391
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	2,000	407
Navient LLC
8.000% due 03/25/2020	1,300	1,461
8.450% due 06/15/2018	4,000	4,510
Wells Fargo Bank N.A.
6.180% due 02/15/2036	600	744

		36,428

INDUSTRIALS 0.7%
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	9,045	10,153
UAL Pass-Through Trust
6.636% due 01/02/2024	984	1,063

		11,216

Total Corporate Bonds & Notes (Cost $45,237)		47,644

U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
0.215% due 12/25/2036	14	13
0.222% due 12/25/2036	274	269
0.275% due 03/25/2034	204	203
0.355% due 05/25/2035	59	59
0.455% due 01/25/2034	40	40
0.505% due 05/25/2042 - 09/25/2042	371	369
0.554% due 11/17/2030 - 05/18/2032	149	150
0.555% due 08/25/2017 - 12/25/2033	271	272
0.595% due 05/25/2036	94	95
0.604% due 09/17/2027 - 10/18/2030	168	170
0.605% due 10/25/2030	81	82
0.622% due 03/25/2027	125	123
0.631% due 03/25/2027	287	283
0.654% due 11/18/2030	50	50
0.655% due 08/25/2031 - 01/25/2033	185	187
0.705% due 12/25/2021 - 12/25/2030	81	83
0.755% due 04/25/2022 - 12/25/2023	79	80
0.805% due 10/25/2022 - 11/25/2031	165	168
0.855% due 09/25/2022 - 04/25/2032	117	119
0.905% due 05/25/2022	71	73
0.955% due 09/25/2020	37	38
0.985% due 01/25/2022	57	58
1.155% due 12/25/2023 - 04/25/2032	421	433
1.305% due 04/25/2023 - 10/25/2023	153	157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.318% due 07/01/2042 - 07/01/2044	$1,048	$1,075
1.355% due 05/25/2022 - 01/25/2024	223	229
1.368% due 09/01/2041	54	57
1.518% due 09/01/2040	7	7
1.625% due 07/01/2017	5	5
1.627% due 08/01/2028	243	255
1.650% due 06/01/2033	269	282
1.687% due 07/01/2033	265	266
1.688% due 05/01/2034	125	134
1.690% due 10/01/2034	404	420
1.731% due 05/01/2032	66	69
1.750% due 11/01/2036	181	182
1.764% due 04/01/2028	70	70
1.780% due 07/01/2035	437	442
1.786% due 06/01/2035	100	104
1.787% due 04/01/2033 - 09/01/2033	226	241
1.790% due 10/01/2032 - 12/01/2032	81	85
1.792% due 09/01/2033	275	295
1.810% due 05/01/2035	148	154
1.824% due 06/01/2020	2	2
1.825% due 01/01/2033	28	30
1.827% due 12/01/2032 - 07/01/2036	223	224
1.837% due 01/01/2035	18	19
1.840% due 10/01/2032 - 05/01/2034	217	221
1.844% due 04/01/2035	33	34
1.865% due 11/01/2033	311	324
1.870% due 10/01/2035 - 07/01/2036	594	617
1.875% due 10/01/2024	17	18
1.876% due 04/25/2023 - 02/01/2037	90	96
1.893% due 03/01/2034	310	324
1.897% due 06/01/2034 - 09/01/2034	171	179
1.899% due 01/01/2035	235	247
1.900% due 09/01/2033	409	412
1.915% due 01/01/2034 - 01/01/2035	226	232
1.916% due 02/01/2035	348	371
1.918% due 07/01/2027 - 11/01/2040	66	69
1.925% due 09/01/2033	116	122
1.926% due 07/01/2034	202	216
1.932% due 07/01/2022 - 08/01/2032	8	8
1.940% due 07/01/2035	117	124
1.962% due 07/01/2034	543	573
1.979% due 11/01/2035	77	81
1.980% due 02/01/2035	70	75
1.995% due 01/01/2033	134	135
2.004% due 11/01/2022	8	8
2.006% due 12/01/2034	42	44
2.020% due 07/01/2033	258	272
2.025% due 05/01/2030	23	23
2.035% due 08/01/2035	159	159
2.038% due 04/01/2034	59	62
2.040% due 08/01/2033	1	1
2.041% due 11/01/2035	105	111
2.043% due 07/01/2037	139	145
2.046% due 07/01/2034	152	162
2.066% due 04/01/2037	94	102
2.070% due 04/01/2034	50	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.090% due 09/01/2033 - 02/01/2034	$523	$556
2.091% due 08/01/2033	5	5
2.099% due 08/01/2035	339	365
2.100% due 07/01/2034	65	68
2.103% due 03/01/2035	383	409
2.104% due 06/01/2035	33	35
2.110% due 07/01/2033	285	300
2.114% due 11/01/2032 - 07/01/2035	45	47
2.120% due 02/01/2035 - 05/01/2035	437	439
2.125% due 08/01/2032 - 11/01/2035	447	457
2.129% due 05/01/2033	20	21
2.136% due 05/01/2036	147	157
2.138% due 11/01/2034	40	42
2.144% due 11/01/2034	342	365
2.150% due 01/01/2034	5	6
2.160% due 02/01/2035	101	102
2.163% due 09/01/2033	66	70
2.170% due 04/01/2034	179	180
2.173% due 12/01/2035	7	8
2.175% due 07/01/2035	22	24
2.180% due 03/25/2022	8	9
2.182% due 12/01/2034	106	112
2.183% due 03/01/2033	95	95
2.198% due 07/01/2033	16	17
2.200% due 07/01/2019	9	9
2.201% due 02/01/2034	317	337
2.213% due 11/01/2026	271	273
2.215% due 01/01/2037	11	12
2.224% due 01/01/2035	118	126
2.226% due 04/01/2033	71	75
2.227% due 02/01/2032 - 04/01/2033	73	74
2.237% due 06/01/2037	105	112
2.240% due 06/01/2027	14	14
2.248% due 12/01/2036	263	282
2.250% due 06/01/2019 - 03/01/2036	398	406
2.255% due 07/01/2029 - 08/01/2035	112	118
2.260% due 11/01/2043	123	123
2.261% due 04/01/2040	595	638
2.262% due 01/01/2033	33	36
2.265% due 01/01/2033	14	15
2.273% due 04/01/2035	51	51
2.275% due 03/01/2035	127	128
2.278% due 01/01/2034	70	70
2.280% due 10/25/2021 - 03/01/2034	43	43
2.284% due 04/01/2035	118	122
2.285% due 11/01/2033	186	199
2.286% due 10/01/2035	58	62
2.287% due 04/01/2036	117	117
2.289% due 02/01/2034	139	149
2.295% due 07/01/2036	82	83
2.300% due 03/01/2035 - 01/01/2036	452	482
2.301% due 04/01/2036	7	8
2.303% due 09/01/2036	6	6
2.307% due 11/01/2031	28	30
2.311% due 03/01/2033	17	18
2.312% due 11/01/2034	44	47
2.314% due 11/01/2033	366	390
2.315% due 05/01/2035 - 08/01/2046	125	126

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	165

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.317% due 05/01/2037	$442	$447
2.320% due 11/01/2033 - 07/01/2037	746	773
2.330% due 08/01/2033 - 10/01/2033	617	629
2.335% due 04/01/2035 - 09/01/2035	353	378
2.340% due 09/01/2034	158	160
2.343% due 02/01/2035	45	48
2.344% due 06/01/2030	22	22
2.348% due 07/01/2035	127	136
2.355% due 01/01/2033	5	5
2.360% due 06/01/2036	194	211
2.362% due 12/01/2035	53	56
2.365% due 04/01/2033	3	3
2.370% due 04/01/2036	214	215
2.375% due 12/01/2033 - 02/01/2036	1,861	1,918
2.378% due 02/01/2034	59	63
2.381% due 10/01/2033	99	104
2.384% due 01/01/2019	82	84
2.390% due 07/01/2026	339	347
2.396% due 10/01/2033	186	196
2.398% due 05/01/2036	297	318
2.400% due 09/01/2032 - 04/01/2035	137	139
2.402% due 03/01/2033	117	125
2.403% due 10/01/2043	17	17
2.408% due 11/01/2033	208	223
2.417% due 11/01/2034	90	97
2.420% due 12/01/2035	69	69
2.464% due 01/01/2036	27	29
2.470% due 06/01/2034	305	307
2.475% due 12/01/2036	24	25
2.476% due 12/01/2035	53	56
2.480% due 12/01/2035	235	236
2.485% due 11/01/2034	34	37
2.492% due 09/01/2029 - 08/01/2034	662	670
2.502% due 12/01/2032	168	169
2.508% due 06/01/2030	2	2
2.518% due 09/01/2035	668	677
2.523% due 03/01/2035	271	289
2.525% due 08/01/2033	651	660
2.530% due 07/01/2017	6	6
2.544% due 04/01/2035	50	54
2.565% due 08/01/2037	659	690
2.580% due 03/01/2036	169	169
2.590% due 09/01/2018	10	10
2.625% due 03/01/2034 - 06/01/2034	242	246
2.633% due 12/01/2030	5	5
2.683% due 12/01/2018	7	7
2.720% due 07/01/2019	4	4
2.752% due 07/01/2019	8	8
2.775% due 04/01/2018	1	1
2.791% due 04/01/2033	270	271
2.865% due 09/01/2017	6	6
2.979% due 05/01/2036	463	482
2.990% due 08/01/2024	8	8
3.000% due 12/01/2018	6	6
3.002% due 03/01/2030	730	758
3.021% due 09/01/2035	366	390
3.072% due 08/25/2042	55	59
3.075% due 01/01/2018	5	5
3.266% due 05/01/2036	141	148
3.310% due 02/25/2032	100	103
3.400% due 06/01/2021	17	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.794% due 05/01/2036	$145	$152
4.000% due 08/25/2018	13	13
4.500% due 09/25/2018	31	33
4.605% due 08/01/2036	182	191
5.000% due 09/25/2016	16	16
5.230% due 11/01/2014	1	1
5.240% due 03/01/2038	103	105
5.500% due 03/25/2017 - 08/25/2020	38	40
5.883% due 12/25/2042	208	233
6.000% due 02/25/2017 - 08/25/2044	126	139
6.250% due 05/25/2042	48	53
6.267% due 11/01/2047	384	390
6.500% due 07/25/2021 - 01/25/2044	1,189	1,339
6.512% due 09/01/2024	569	604
6.700% due 10/01/2047	123	125
7.000% due 10/01/2015 - 02/25/2044	200	225
7.500% due 05/01/2028 - 05/25/2042	61	67
8.000% due 08/25/2022 - 10/01/2026	177	197
9.000% due 03/25/2020 - 01/01/2026	109	117
9.500% due 07/01/2021	14	14
Federal Housing Administration
7.430% due 01/01/2021	169	167
Freddie Mac
0.415% due 08/25/2031	807	789
0.435% due 09/25/2031	469	440
0.454% due 03/15/2036	10	10
0.504% due 10/15/2028 - 03/15/2029	164	164
0.505% due 06/25/2029	128	116
0.554% due 07/15/2026 - 01/15/2033	280	284
0.555% due 05/25/2043	1,589	1,579
0.604% due 03/15/2024 - 08/15/2029	299	302
0.654% due 05/15/2023 - 01/15/2032	333	337
0.704% due 08/15/2029 - 03/15/2032	283	288
0.754% due 08/15/2022 - 12/15/2031	410	415
0.854% due 04/15/2022	33	33
1.318% due 10/25/2044 - 02/25/2045	1,249	1,291
1.518% due 07/25/2044	5,746	5,956
1.881% due 12/01/2035	77	81
1.918% due 02/01/2019	34	35
1.932% due 01/01/2030	80	83
1.972% due 03/01/2035	86	90
2.040% due 09/01/2034 - 01/01/2037	226	228
2.100% due 08/01/2033	43	45
2.136% due 04/01/2036	417	421
2.165% due 08/01/2035	246	247
2.166% due 08/01/2035	10	11
2.200% due 10/01/2027	20	20
2.230% due 11/01/2036	708	717
2.231% due 08/01/2035	382	401
2.235% due 07/01/2036	1	1
2.241% due 06/01/2036	95	96
2.250% due 11/01/2029 - 02/01/2037	109	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.260% due 07/01/2035	$217	$230
2.261% due 05/01/2035	301	321
2.266% due 03/01/2030	85	86
2.273% due 09/01/2034	53	57
2.286% due 09/01/2035	30	32
2.287% due 07/01/2035	12	13
2.290% due 09/01/2035 - 07/01/2036	700	715
2.324% due 11/01/2024	40	40
2.325% due 07/01/2033	36	37
2.328% due 08/01/2036	58	59
2.330% due 12/01/2036	125	134
2.335% due 02/01/2035	96	97
2.350% due 09/01/2030 - 05/01/2035	739	769
2.361% due 09/01/2035	21	22
2.370% due 06/01/2035 - 02/01/2036	182	195
2.374% due 03/01/2032	194	206
2.375% due 04/01/2032 - 11/01/2036	1,044	1,092
2.376% due 12/01/2024	184	185
2.380% due 03/01/2036	474	506
2.388% due 01/01/2030	189	200
2.396% due 01/01/2036	20	21
2.405% due 09/01/2034 - 11/01/2036	944	985
2.411% due 04/01/2035	137	139
2.420% due 04/01/2036	34	34
2.439% due 01/01/2034	1,183	1,269
2.457% due 09/01/2034	171	174
2.458% due 01/01/2035	24	26
2.461% due 06/01/2035	6	6
2.480% due 09/01/2035	114	116
2.483% due 12/01/2034	24	26
2.492% due 02/01/2036	61	65
2.493% due 09/01/2035	140	149
2.498% due 02/01/2036	14	15
2.499% due 04/01/2034	13	14
2.500% due 03/01/2035	248	249
2.505% due 01/01/2035	86	87
2.513% due 11/01/2034	305	306
2.515% due 12/01/2035	149	158
2.585% due 08/01/2037	531	556
2.586% due 01/01/2037	10	10
2.610% due 02/01/2036	31	33
2.628% due 08/01/2023	15	15
2.653% due 02/01/2035	711	764
2.667% due 10/01/2035	416	441
2.712% due 03/01/2035	142	152
2.735% due 12/01/2034	22	22
2.887% due 07/01/2019	3	3
2.897% due 01/01/2027	339	355
3.323% due 09/01/2037	579	587
3.445% due 04/01/2030	680	715
3.471% due 09/01/2037	605	617
3.500% due 03/15/2018	3	3
4.002% due 09/01/2030	349	361
4.500% due 03/15/2021 - 04/15/2032	311	339
5.125% due 10/01/2034	2	2
5.127% due 08/01/2035	64	67
5.500% due 05/15/2017 - 10/15/2032	39	42
5.669% due 03/01/2036	14	14
6.000% due 09/15/2016 - 05/01/2035	145	158
6.010% due 09/01/2036	407	417

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 07/01/2037	$590	$631
6.250% due 12/15/2023	12	14
7.000% due 06/01/2017 - 07/15/2027	110	125
8.500% due 11/15/2021	144	162
Ginnie Mae
0.354% due 01/16/2031	29	29
0.504% due 06/20/2032	54	54
0.554% due 03/16/2029 - 02/16/2032	161	163
0.604% due 03/16/2031	64	65
0.654% due 04/16/2030 - 04/16/2032	118	120
1.625% due 07/20/2026 - 04/20/2033	2,128	2,205
2.000% due 02/20/2025	14	14

Total U.S. Government Agencies (Cost $70,767)		72,805

MORTGAGE-BACKED SECURITIES 57.0%
Adjustable Rate Mortgage Trust
0.405% due 10/25/2035	25	23
0.895% due 02/25/2035	375	377
2.310% due 01/25/2035	1,778	1,778
2.394% due 01/25/2035	882	889
2.596% due 11/25/2035 ^	482	419
2.702% due 03/25/2035	87	84
American Home Mortgage Investment Trust
0.445% due 02/25/2045	4,069	4,069
1.832% due 09/25/2045	1,711	1,663
1.957% due 09/25/2035	12,234	12,262
2.069% due 10/25/2034	334	336
2.332% due 02/25/2045	1,156	1,164
BAMLL Re-REMIC Trust
5.383% due 11/15/2016	1,242	1,339
Banc of America Alternative Loan Trust
6.000% due 04/25/2036	631	653
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	2,650	2,793
5.361% due 02/10/2051	6,955	7,603
5.421% due 09/10/2045	22,569	23,708
5.617% due 07/10/2046	7,873	8,425
5.634% due 04/10/2049	290	291
Banc of America Funding Ltd
0.377% due 11/03/2041	20,187	20,055
0.417% due 10/03/2039	5,612	5,567
Banc of America Funding Trust
2.523% due 11/20/2034	3,298	3,140
2.683% due 03/20/2035	60	60
2.725% due 11/20/2035 ^	307	276
Banc of America Large Loan, Inc.
5.369% due 10/10/2045	8,191	8,490
Banc of America Mortgage Trust
2.640% due 09/25/2033	6,752	6,782
2.658% due 09/25/2033	295	294
2.694% due 04/25/2034	226	227
2.713% due 02/25/2034	986	995
2.726% due 05/25/2033	721	727
2.755% due 10/25/2034	43	43
2.760% due 10/25/2033	951	966
2.768% due 11/25/2034	39	39
2.794% due 01/25/2035	152	151
2.806% due 01/25/2034	149	149
2.847% due 11/25/2033	179	180
3.027% due 02/25/2033	234	234
4.989% due 10/25/2035	228	222
5.000% due 12/25/2018	26	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/25/2033	$375	$389
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.349% due 09/10/2047	7,953	8,193
BCAP LLC
0.285% due 06/26/2037	3,041	2,949
BCAP LLC Trust
0.275% due 07/26/2036	930	928
0.346% due 12/21/2046	435	434
0.365% due 02/26/2036	7,151	6,842
2.049% due 12/26/2036	2,948	2,946
2.100% due 05/26/2037	1,929	1,929
2.120% due 07/26/2037	730	731
2.309% due 02/26/2037	773	775
2.375% due 05/26/2036	480	480
2.448% due 03/26/2037	1,222	1,230
2.449% due 06/26/2037	643	642
2.453% due 11/26/2035	5,171	5,146
2.473% due 10/26/2035	1,501	1,506
2.510% due 10/26/2035	2,819	2,843
2.611% due 10/26/2036	977	974
2.612% due 07/26/2036	1,790	1,804
2.613% due 11/26/2035	12	12
2.617% due 05/20/2035	2,771	2,796
2.663% due 04/26/2037	630	632
2.712% due 04/26/2037	3,743	3,721
2.718% due 02/26/2036	9,631	9,644
2.926% due 05/26/2047	2,384	2,381
3.128% due 05/26/2037	1,196	1,202
4.623% due 07/26/2037	1,155	1,176
5.250% due 06/26/2035	3,900	4,084
5.499% due 02/26/2036	3,259	3,381
5.500% due 12/26/2035	2,422	2,470
6.000% due 08/26/2037	1,714	1,742
6.500% due 02/26/2036	5,953	5,913
BCRR Trust
5.991% due 08/17/2045	7,741	8,457
Bear Stearns Adjustable Rate Mortgage Trust
2.142% due 10/25/2033	1	2
2.234% due 04/25/2033	33	33
2.308% due 02/25/2033	9	8
2.413% due 10/25/2033	42	42
2.430% due 10/25/2035	2,511	2,496
2.441% due 08/25/2033	335	343
2.497% due 01/25/2033	2,633	2,658
2.500% due 08/25/2033	3,033	3,072
2.504% due 04/25/2033	236	241
2.538% due 10/25/2034	3,495	3,194
2.560% due 01/25/2035	127	127
2.578% due 10/25/2034	72	72
2.580% due 03/25/2035	1,560	1,580
2.649% due 05/25/2034	2,093	2,031
2.653% due 05/25/2034	1,641	1,618
2.655% due 11/25/2034	1,617	1,649
2.664% due 10/25/2035	889	891
2.665% due 02/25/2034	174	176
2.667% due 02/25/2033	12	11
2.685% due 05/25/2033	1	1
2.724% due 01/25/2035	137	138
2.740% due 01/25/2034	287	297
2.759% due 01/25/2034	757	773
2.821% due 02/25/2034	999	970
2.867% due 01/25/2035	3,738	3,783
2.949% due 07/25/2034	111	111
2.949% due 12/25/2035	561	569
Bear Stearns ALT-A Trust
0.315% due 02/25/2034	829	769
0.495% due 08/25/2036	15	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.555% due 05/25/2035	$122	$120
2.583% due 11/25/2036	605	420
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044	33,632	36,209
5.600% due 03/11/2039	11,210	11,729
8.540% due 10/15/2032	2,630	2,660
Chase Mortgage Finance Trust
2.468% due 02/25/2037	5,088	5,119
2.507% due 12/25/2035 ^	122	114
2.531% due 12/25/2035 ^	198	182
2.557% due 02/25/2037	2,332	2,202
Citicorp Mortgage Securities Trust
5.000% due 02/25/2035	2	2
Citigroup Mortgage Loan Trust, Inc.
0.955% due 08/25/2035	658	565
1.930% due 09/25/2035	4,524	4,551
1.990% due 08/25/2034	13	12
2.280% due 09/25/2035	8,938	9,002
2.514% due 05/25/2035	308	309
2.514% due 11/25/2035	827	827
2.623% due 03/25/2034	87	86
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	321	272
Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	666	720
5.969% due 05/15/2046	3,575	3,893
Countrywide Alternative Loan Trust
0.355% due 06/25/2037	2,846	2,468
0.555% due 03/25/2034	1	1
0.935% due 09/25/2034	3,113	3,074
1.609% due 08/25/2035	5,327	5,067
2.562% due 06/25/2037	1,118	213
4.822% due 10/25/2035 ^	208	175
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 08/25/2035	312	245
0.695% due 02/25/2035	360	344
2.326% due 08/25/2034	2,474	2,225
2.341% due 04/20/2035	2,537	2,578
2.376% due 02/20/2036	76	66
2.416% due 06/20/2035	418	405
2.439% due 08/25/2034	3,539	3,455
2.466% due 12/25/2033	264	266
2.493% due 11/25/2034	4,753	4,513
2.521% due 11/19/2033	93	91
2.542% due 08/25/2033	344	305
2.741% due 11/19/2033	25	25
4.500% due 10/25/2018	18	19
5.500% due 10/25/2035	568	530
5.500% due 11/25/2035	518	511
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039	9,985	10,669
5.383% due 02/15/2040	657	704
5.467% due 09/15/2039	9,839	10,484
5.999% due 06/15/2038	8,226	8,744
Credit Suisse First Boston Mortgage Securities Corp.
1.928% due 07/25/2033	101	99
2.248% due 07/25/2033	532	534
2.293% due 03/25/2034	42	42
2.368% due 10/25/2033	1,178	1,202
2.477% due 11/25/2032	25	25
2.535% due 01/25/2034	1,518	1,508
2.700% due 11/25/2034	2,165	2,195
5.500% due 08/25/2034	1	1
6.500% due 04/25/2033	93	95
Credit Suisse Mortgage Capital Certificates
4.623% due 07/26/2037	11,274	11,523
5.695% due 09/15/2040	100	108

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	167

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBRR Trust
0.853% due 02/25/2045	$9,778	$9,774
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	114	117
5.250% due 06/25/2035	397	407
Deutsche ALT-B Securities, Inc.
0.255% due 10/25/2036 ^	12	7
Deutsche Mortgage & Asset Receiving Corp.
1.256% due 07/27/2045	17,634	17,427
First Horizon Alternative Mortgage Securities Trust
2.188% due 08/25/2034	838	834
2.239% due 09/25/2035	105	93
2.250% due 07/25/2035	340	284
First Horizon Mortgage Pass-Through Trust
0.425% due 02/25/2035	240	218
0.625% due 02/25/2035	1,103	1,037
2.572% due 08/25/2035	3,399	3,306
2.574% due 04/25/2035	1,096	1,087
First Republic Bank Mortgage Pass-Through Certificates
0.635% due 06/25/2030	256	258
First Republic Mortgage Loan Trust
0.504% due 11/15/2031	239	226
0.954% due 11/15/2032	348	339
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049	18,856	20,461
GMAC Commercial Mortgage Securities, Inc.
6.481% due 09/15/2033	7,000	7,297
GMAC Mortgage Corp. Loan Trust
2.904% due 11/19/2035	431	421
GS Mortgage Securities Trust
1.904% due 07/15/2031	10,000	10,060
GSR Mortgage Loan Trust
0.345% due 08/25/2046	927	897
0.505% due 01/25/2034	539	520
1.864% due 03/25/2033	27	27
2.086% due 06/25/2034	271	273
2.216% due 06/25/2034	29	29
2.515% due 09/25/2034	8,250	7,905
2.601% due 05/25/2035	256	240
2.656% due 08/25/2034	217	214
6.000% due 03/25/2032	10	11
HarborView Mortgage Loan Trust
0.343% due 02/19/2046	1,443	1,278
0.373% due 05/19/2035	92	79
2.120% due 08/19/2034	2,719	2,559
2.168% due 06/19/2034	5,061	5,082
2.482% due 05/19/2033	921	930
Impac CMB Trust
0.675% due 04/25/2035	2,010	1,867
0.795% due 08/25/2035	2,825	2,552
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	56	54
IndyMac Mortgage Loan Trust
0.345% due 09/25/2046	724	629
0.935% due 05/25/2034	179	169
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	18	18
JPMorgan Chase Commercial Mortgage Securities Trust
5.335% due 08/12/2037	7,690	7,776
5.439% due 01/15/2049	15,182	16,473
5.891% due 02/12/2049	28,141	30,702
JPMorgan Mortgage Trust
1.990% due 11/25/2033	45	45
2.205% due 07/25/2035	16,119	16,134
2.277% due 12/25/2034	2,065	2,079
2.348% due 12/25/2034	67	68

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.350% due 09/25/2034	$4	$4
2.453% due 11/25/2035	515	491
2.494% due 11/25/2033	88	90
2.567% due 10/25/2035	839	847
2.583% due 07/25/2035	1,091	1,100
2.607% due 07/25/2035	1,063	983
2.637% due 04/25/2035	1,905	1,926
2.646% due 02/25/2035	2,057	2,045
2.844% due 04/25/2035	700	713
5.235% due 07/25/2035	83	84
JPMorgan Resecuritization Trust
2.564% due 08/27/2037	5,545	5,633
LB-UBS Commercial Mortgage Trust
4.836% due 02/15/2040	2,000	2,017
MASTR Adjustable Rate Mortgages Trust
2.236% due 02/25/2034	410	403
2.510% due 09/25/2033	852	860
2.517% due 08/25/2034	5,035	5,030
2.541% due 01/25/2036	349	351
2.612% due 07/25/2034	2,874	2,864
2.635% due 11/21/2034	2,690	2,741
2.642% due 08/25/2034	1,480	1,483
2.669% due 01/25/2034	61	60
MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,156	1,207
Merrill Lynch Mortgage Investors Trust
0.615% due 04/25/2029	2,642	2,564
0.775% due 08/25/2028	147	143
0.815% due 06/25/2028	408	395
0.815% due 09/25/2029	2,690	2,719
1.149% due 03/25/2028	768	769
2.127% due 04/25/2035	1,514	1,484
2.131% due 04/25/2029	1,517	1,517
2.148% due 12/25/2034	337	336
2.230% due 02/25/2034	101	97
2.458% due 06/25/2035	1,252	1,229
2.469% due 02/25/2035	374	378
2.528% due 09/25/2033	28	29
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	970	1,038
5.485% due 03/12/2051	500	543
Morgan Stanley Capital Trust
5.419% due 09/15/2047	1,000	1,112
5.447% due 02/12/2044	7,113	7,662
Morgan Stanley Mortgage Loan Trust
0.425% due 09/25/2035	5,999	5,958
0.475% due 01/25/2035	2,201	2,109
2.375% due 02/25/2034	8	8
Morgan Stanley Re-REMIC Trust
5.991% due 08/12/2045	21,899	23,793
Nomura Asset Acceptance Corp.
0.935% due 10/25/2034	7	7
2.432% due 10/25/2035	84	76
3.216% due 05/25/2035	151	153
PNC Mortgage Acceptance Corp.
5.910% due 03/12/2034	6,875	7,104
Prime Mortgage Trust
0.555% due 02/25/2034	94	88
5.000% due 08/25/2034	139	142
6.000% due 02/25/2034	39	41
Provident Funding Mortgage Loan Trust
2.504% due 05/25/2035	94	95
RBSSP Resecuritization Trust
0.475% due 08/26/2045	556	520
Residential Accredit Loans, Inc. Trust
0.555% due 01/25/2033	176	174
0.585% due 02/25/2033	314	306

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.056% due 04/25/2035 ^	$5	$1
5.500% due 08/25/2034	5	5
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	90	95
7.500% due 12/25/2031	690	727
Residential Asset Securitization Trust
3.750% due 10/25/2018	7	7
5.250% due 04/25/2034	293	306
Residential Funding Mortgage Securities, Inc. Trust
3.828% due 02/25/2036 ^	294	263
6.500% due 03/25/2032	25	26
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049	511	554
6.068% due 09/17/2039	9,998	10,911
Sequoia Mortgage Trust
0.579% due 03/20/2035	736	664
0.830% due 05/20/2034	2,523	2,438
0.914% due 04/20/2033	97	98
0.954% due 10/20/2027	362	357
1.882% due 07/20/2034	70	69
Silver Oak Ltd.
1.683% due 06/21/2018	19,000	19,262
Structured Adjustable Rate Mortgage Loan Trust
0.395% due 03/25/2035	244	207
0.455% due 09/25/2034	296	197
0.595% due 08/25/2035	1,528	1,441
2.390% due 03/25/2034	91	92
2.390% due 06/25/2034	1,508	1,532
2.414% due 08/25/2034	2,879	2,875
2.418% due 09/25/2034	7,964	8,058
2.437% due 07/25/2034	1,000	1,009
2.453% due 08/25/2034	1,791	1,750
2.519% due 03/25/2034	409	413
Structured Asset Mortgage Investments Trust
0.833% due 11/19/2033	117	113
0.833% due 05/19/2035	529	520
0.853% due 03/19/2034	250	249
0.853% due 12/19/2034	7,860	7,920
0.853% due 02/19/2035	7,507	7,343
0.993% due 02/19/2033	534	518
1.090% due 05/19/2035	2,211	2,152
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.842% due 05/25/2032	14	14
2.125% due 07/25/2032	20	18
2.346% due 06/25/2033	5,180	5,227
2.369% due 03/25/2033	440	441
2.398% due 09/25/2033	146	144
2.478% due 11/25/2033	139	138
Thornburg Mortgage Securities Trust
0.795% due 09/25/2043	2,389	2,320
0.895% due 09/25/2044	2,096	2,055
2.244% due 04/25/2045	3,458	3,515
Wachovia Bank Commercial Mortgage Trust
5.557% due 03/15/2045	16,065	16,954
5.933% due 06/15/2049	22,860	24,762
WaMu Mortgage Pass-Through Certificates Trust
0.375% due 08/25/2046 ^	754	113
0.385% due 04/25/2045	6,674	6,412
0.415% due 11/25/2045	9,932	9,411
0.425% due 07/25/2045	3,793	3,621
0.425% due 12/25/2045	5,140	4,823
0.445% due 07/25/2045	13,072	12,558
0.445% due 10/25/2045	6,550	6,304
0.445% due 12/25/2045	5,442	5,173
0.465% due 01/25/2045	6,770	6,511
0.475% due 08/25/2045	470	452
0.515% due 11/25/2034	6,882	6,697

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.555% due 01/25/2045	$2,704	$2,595
0.575% due 07/25/2044	1,026	989
0.678% due 10/25/2044	640	607
1.115% due 08/25/2046	139	123
1.315% due 11/25/2042	279	274
1.515% due 08/25/2042	27	26
1.515% due 04/25/2044	1,509	1,507
2.176% due 08/25/2046	3,113	2,944
2.176% due 09/25/2046	7,912	7,459
2.176% due 11/25/2046	2,408	2,231
2.309% due 02/25/2037 ^	611	532
2.328% due 10/25/2035	2,449	559
2.393% due 08/25/2033	1,603	1,183
2.398% due 09/25/2035	1,000	953
2.406% due 03/25/2034	1,875	1,887
2.421% due 10/25/2033	623	641
Washington Mutual Mortgage Pass-Through Certificates Trust
1.770% due 02/25/2031	1	1
2.027% due 02/25/2033	28	28
2.225% due 02/25/2033	55	56
2.330% due 11/25/2030	226	227
2.353% due 01/25/2035	3,139	3,159
2.399% due 06/25/2033	62	63
7.000% due 03/25/2034	136	145
Wells Fargo Mortgage-Backed Securities Trust
0.655% due 07/25/2037	559	476
2.482% due 12/25/2033	159	160
2.490% due 01/25/2034	144	145
2.491% due 09/25/2033	38	38
2.505% due 10/25/2033	58	59
2.514% due 01/25/2034	214	214
2.597% due 08/25/2033	628	645
2.600% due 06/25/2035	115	116
2.607% due 06/25/2034	128	129
2.610% due 04/25/2035	443	452
2.610% due 04/25/2036 ^	32	31
2.612% due 02/25/2034	782	799
2.612% due 12/25/2034	576	585
2.612% due 04/25/2036	3,751	3,766
2.614% due 06/25/2035	1,978	2,006
2.615% due 09/25/2034	354	362
2.615% due 01/25/2035	1,075	1,082
2.615% due 03/25/2036	3,153	3,164
2.618% due 09/25/2034	1,211	1,244
2.619% due 12/25/2033	249	250
2.627% due 05/25/2034	25	25
5.212% due 10/25/2035	173	173
5.353% due 08/25/2035	72	74
6.000% due 09/25/2036	122	119
Wells Fargo Re-REMIC Trust
5.933% due 05/16/2017	9,000	9,838

Total Mortgage-Backed Securities (Cost $887,861)		895,779

ASSET-BACKED SECURITIES 35.1%
Accredited Mortgage Loan Trust
0.915% due 01/25/2034	219	181
ACE Securities Corp.
0.355% due 02/25/2036	17,426	17,311
2.780% due 06/25/2033 ^	1,036	1,028
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.760% due 11/25/2034	1,602	1,600
1.505% due 02/25/2033	1,207	1,151
Amortizing Residential Collateral Trust
1.155% due 10/25/2034	7,383	7,290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.495% due 11/25/2035	$1,589	$1,536
1.190% due 01/25/2034	605	585
Asset-Backed Funding Certificates Trust
0.775% due 04/25/2034	10,581	10,494
Babson CLO Ltd.
0.484% due 07/20/2019	1,260	1,262
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036	5	5
0.565% due 12/25/2035	1,197	1,177
0.575% due 07/25/2036	3,087	3,050
1.155% due 11/25/2042	371	356
1.355% due 10/25/2034	5,766	5,744
2.945% due 10/25/2036	3,210	2,590
2.971% due 10/25/2036	2,381	2,341
Bear Stearns Second Lien Trust
1.355% due 12/25/2036	21,100	17,464
BlueMountain CLO Ltd.
0.471% due 11/15/2017	82	82
California Republic Auto Receivables Trust
0.540% due 03/15/2017	7,000	7,000
Capital Trust Re CDO Ltd.
5.267% due 06/25/2035	3,218	3,241
Carrington Mortgage Loan Trust
0.255% due 06/25/2037	889	879
0.335% due 02/25/2036	198	189
Citigroup Mortgage Loan Trust, Inc.
0.585% due 07/25/2035	1,239	1,230
0.605% due 07/25/2044	97	96
CNH Equipment Trust
0.190% due 06/15/2015	29,911	29,911
0.480% due 08/15/2017	6,000	6,000
Commercial Industrial Finance Corp.
0.494% due 03/01/2021	583	579
1.382% due 08/14/2024	7,600	7,613
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	498	509
Conseco Financial Corp.
6.240% due 12/01/2028	301	313
Countrywide Asset-Backed Certificates
0.415% due 05/25/2036	658	657
0.615% due 09/25/2034	190	187
Credit Suisse First Boston Mortgage Securities Corp.
0.855% due 07/25/2032	1	1
1.805% due 05/25/2043	2,721	2,582
Credit-Based Asset Servicing and Securitization LLC
6.280% due 05/25/2035	815	817
Duane Street CLO Ltd.
0.463% due 11/14/2021	8,869	8,802
EFS Volunteer LLC
1.035% due 07/26/2027	1,800	1,815
EquiFirst Mortgage Loan Trust
1.279% due 09/25/2033	210	203
Exeter Automobile Receivables Trust
1.060% due 08/15/2018	17,170	17,179
FBR Securitization Trust
0.895% due 11/25/2035	3,937	3,923
0.915% due 09/25/2035	85	85
Fremont Home Loan Trust
1.175% due 06/25/2035	590	580
Gallatin CLO Ltd.
1.432% due 07/15/2023	25,000	24,955
Goldman Sachs Asset Management CLO PLC
0.460% due 08/01/2022	4,512	4,476
GSAMP Trust
1.005% due 01/25/2045	1,078	983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSRPM Mortgage Loan Trust
0.665% due 03/25/2035	$6,349	$6,199
Home Equity Asset Trust
0.755% due 11/25/2032	8	7
Home Equity Mortgage Trust
5.821% due 04/25/2035	844	868
HSBC Home Equity Loan Trust
0.334% due 01/20/2036	1,262	1,257
HSI Asset Securitization Corp. Trust
0.205% due 10/25/2036	11	6
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.605% due 08/25/2035	965	955
0.675% due 10/25/2035	1,600	948
6.372% due 05/25/2033	850	861
Inwood Park CDO Ltd.
0.459% due 01/20/2021	3,292	3,284
Irwin Whole Loan Home Equity Trust
0.695% due 07/25/2032	54	50
JPMorgan Mortgage Acquisition Corp.
0.585% due 12/25/2035	16,793	15,734
Lehman XS Trust
0.305% due 04/25/2037 ^	5,748	4,237
Long Beach Mortgage Loan Trust
0.625% due 08/25/2035	1,462	1,451
0.715% due 10/25/2034	940	862
0.855% due 03/25/2032	59	54
0.980% due 06/25/2035	12,663	12,591
1.010% due 07/25/2034	960	932
Loomis Sayles CLO Ltd.
0.465% due 10/26/2020	15	15
Merrill Lynch Mortgage Investors Trust
0.515% due 09/25/2036	261	248
MMAF Equipment Finance LLC
0.200% due 07/02/2015	5,520	5,520
Morgan Stanley ABS Capital, Inc. Trust
0.615% due 06/25/2034	207	208
1.355% due 06/25/2033	2,393	2,336
Morgan Stanley Dean Witter Capital, Inc. Trust
1.505% due 02/25/2033	269	258
Morgan Stanley Mortgage Loan Trust
0.225% due 01/25/2047	419	419
Morgan Stanley Structured Trust
0.235% due 06/25/2037	2,166	2,138
National Collegiate Student Loan Trust
0.395% due 11/27/2028	17,106	16,778
0.435% due 04/25/2029	3,400	3,302
Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0
Nelnet Student Loan Trust
0.354% due 04/25/2031	2,000	1,953
New Century Home Equity Loan Trust
0.645% due 07/25/2035	533	512
Nissan Auto Lease Trust
0.480% due 09/15/2016	8,000	7,999
NovaStar Mortgage Funding Trust
0.525% due 01/25/2036	2,255	2,219
OneMain Financial Issuance Trust
2.470% due 09/18/2024	27,000	27,008
Option One Mortgage Loan Trust Asset-Backed Certificates
0.795% due 07/25/2033	224	210
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.265% due 12/25/2034	5,000	4,980
Primus CLO Ltd.
0.466% due 07/15/2021	9,561	9,397

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	169

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Renaissance Home Equity Loan Trust
0.855% due 08/25/2032	$10	$9
1.255% due 09/25/2037	4,461	2,631
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	1,650	1,544
Residential Asset Securities Corp. Trust
0.635% due 08/25/2035	2,000	1,918
5.120% due 12/25/2033	605	566
SACO, Inc.
0.715% due 11/25/2035	91	91
0.915% due 11/25/2035	17	17
Securitized Asset-Backed Receivables LLC Trust
0.435% due 08/25/2035	7,785	7,671
SLM Private Credit Student Loan Trust
0.414% due 03/15/2024	4,993	4,961
SLM Private Education Loan Trust
0.804% due 07/15/2022	7,965	7,979
0.904% due 10/16/2023	4,180	4,197
2.950% due 02/15/2046	8,236	8,499
3.404% due 05/16/2044	2,437	2,591
SLM Student Loan Trust
0.514% due 09/15/2022	6,268	6,270
0.564% due 04/25/2025	13,700	12,964
0.614% due 01/27/2025	5,020	4,876
0.614% due 04/25/2025	13,618	13,002
0.694% due 09/16/2024	16,100	15,821
0.764% due 03/17/2025	3,958	3,880
0.784% due 03/15/2024	13,700	13,346
1.080% due 03/15/2028	8,050	8,055
1.734% due 04/25/2023	4,284	4,444
Soundview Home Loan Trust
1.455% due 11/25/2033	188	186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
0.835% due 01/25/2034	$50	$44
Spirit Master Funding LLC
5.370% due 07/20/2040	20,000	21,688
5.760% due 03/20/2042	23,439	25,937
SpringCastle America Funding LLC
2.700% due 05/25/2023 (a)	32,000	31,985
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.735% due 01/25/2033	397	371
Toyota Auto Receivables Owner Trust
0.760% due 03/15/2018	8,000	7,989
Trapeza CDO Ltd.
0.974% due 11/16/2034	1,000	750
Truman Capital Mortgage Loan Trust
0.905% due 12/25/2032	314	317

Total Asset-Backed Securities (Cost $554,019)		550,447

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.1%
		1,714

U.S. TREASURY BILLS 0.2%
0.035% due 10/09/2014 - 04/02/2015 (b)(e)(g)	3,353	3,353

Total Short-Term Instruments (Cost $5,067)		5,067

Total Investments in Securities (Cost $1,562,951)		1,571,742

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%
PIMCO Short-Term Floating NAV Portfolio	2,750,664	$27,523
PIMCO Short-Term Floating NAV Portfolio III	598,534	5,980

Total Short-Term Instruments (Cost $33,503)		33,503

Total Investments in Affiliates (Cost $33,503)		33,503

Total Investments 102.2% (Cost $1,596,454)		$1,605,245

Financial Derivative Instruments (d)(f) (0.2%) (Cost or Premiums, net $(3,142))		(3,221)

Other Assets and Liabilities, net (2.0%)		(30,869)

Net Assets 100.0%		$1,571,155

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	09/30/2014	10/01/2014	$1,714	U.S. Treasury Notes 1.500% due 02/28/2019	$(1,749)	$1,714	$1,714

Total Repurchase Agreements						$(1,749)	$1,714	$1,714

(1)	Includes accrued interest.

As of September 30, 2014, there were no open reverse repurchase agreements. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $3,202 at a weighted average interest rate of 0.590%.

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,714	$0	$0	$0	$1,714	$(1,749)	$(35)

Total Borrowings and Other Financing Transactions	$1,714	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$23,800	$(60)	$36	$1	$0
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	54,600	549	369	11	0
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	32,800	(280)	(95)	15	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	7,900	638	(183)	43	0

					$847	$127	$70	$0

Total Swap Agreements					$847	$127	$70	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(e)	Securities with an aggregate market value of $553 and cash of $1,021 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$70	$70	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	$2,000	$ 0	$89	$89	$0

JPM	Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	(1.750%	)	07/20/2018	2,500	0	(58)	0	(58)

						$ 0	$ 31	$89	$(58)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	HSBC Finance Corp.	(0.220%	)	06/20/2016	0.156%	$ 3,000	$0	$(4)	$0	$(4)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	171

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	MetLife, Inc.	1.000%	09/20/2015	0.122%	$ 2,600	$(175)	$198	$23	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.IG-7 10-Year Index 15-30%	0.145%	12/20/2016	$25,000	$ 0	$(33)	$0	$(33)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	23,000	(428)	(51)	0	(479)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	23,000	(662)	(52)	0	(714)

DUB	CDX.IG-7 10-Year Index 15-30%	0.157%	12/20/2016	25,000	0	(25)	0	(25)

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	8,628	(30)	(2)	0	(32)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	30,000	(524)	(100)	0	(624)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	10,000	(338)	28	0	(310)

GST	CDX.IG-7 10-Year Index 15-30%	0.153%	12/20/2016	25,000	0	(28)	0	(28)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	72,202	(235)	(33)	0	(268)

MYC	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	10,000	(193)	(15)	0	(208)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	20,000	(557)	(63)	0	(620)

					$(2,967)	$(374)	$0	$(3,341)

Total Swap Agreements					$(3,142)	$(149)	$112	$(3,403)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(g)	Securities with an aggregate market value of $2,800 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$23	$23	$0	$0	$(1,226)	$(1,226)	$(1,203)	$1,010	$(193)
DUB	0	0	0	0	0	0	(25)	(25)	(25)	0	(25)
FBF	0	0	0	0	0	0	(966)	(966)	(966)	1,000	34
GST	0	0	89	89	0	0	(296)	(296)	(207)	0	(207)
JPM	0	0	0	0	0	0	(62)	(62)	(62)	0	(62)
MYC	0	0	0	0	0	0	(828)	(828)	(828)	640	(188)

Total Over the Counter	$0	$0	$112	$112	$0	$0	$(3,403)	$(3,403)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$70	$70

Over the counter
Swap Agreements	$0	$112	$0	$0	$0	$112

	$0	$112	$0	$0	$70	$182

Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$3,403	$0	$0	$0	$3,403

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(298)	$(298)

Over the counter
Swap Agreements	$0	$272	$0	$0	$0	$272

	$0	$272	$0	$0	$(298)	$(26)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(558)	$(558)

Over the counter
Swap Agreements	$0	$(243)	$0	$0	$0	$(243)

	$0	$(243)	$0	$0	$(558)	$(801)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$36,428	$0	$36,428
Industrials	0	0	11,216	11,216
U.S. Government Agencies	0	72,638	167	72,805
Mortgage-Backed Securities	0	857,434	38,345	895,779
Asset-Backed Securities	0	443,829	106,618	550,447
Short-Term Instruments
Repurchase Agreements	0	1,714	0	1,714
U.S. Treasury Bills	0	3,353	0	3,353
	$0	$1,415,396	$156,346	$1,571,742

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$33,503	$0	$0	$33,503

Total Investments	$33,503	$1,415,396	$156,346	$1,605,245

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$70	$0	$70
Over the counter	0	112	0	112
	$0	$182	$0	$182

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3,403)	$0	$(3,403)

Totals	$33,503	$1,412,175	$156,346	$1,602,024

There were no significant transfers between Level 1, and 2 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	173

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

September 30, 2014 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$11,105	$0	$(61)	$(21)	$0	$193	$0	$0	$11,216	$199
U.S. Government Agencies	203	0	(9)	0	0	2	0	(29)	167	2
Mortgage-Backed Securities	0	34,375	(5,951)	5	68	74	9,774	0	38,345	74
Asset-Backed Securities	0	106,754	(76)	(23)	(8)	(29)	0	0	106,618	(29)

Totals	$11,308	$141,129	$(6,097)	$(39)	$60	$240	$9,774	$(29)	$156,346	$246

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$11,216	Third Party Vendor	Broker Quote	108.00-112.25
U.S. Government Agencies	167	Benchmark Pricing	Base Price	99.00
Mortgage-Backed Securities	38,345	Benchmark Pricing	Base Price	97.00-100.00
Asset-Backed Securities	106,618	Third Party Vendor	Broker Quote	99.99-110.66

Total	$156,346

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.6%

CORPORATE BONDS & NOTES 35.6%

BANKING & FINANCE 29.8%
Achmea Bank NV
0.589% due 11/03/2014	$16,100	$16,105
3.200% due 11/03/2014	6,060	6,075
American Express Centurion Bank
0.875% due 11/13/2015	1,800	1,806
American Express Credit Corp.
1.335% due 06/12/2015	9,000	9,067
1.750% due 06/12/2015	6,100	6,156
American Honda Finance Corp.
0.334% due 11/13/2014	2,530	2,531
0.459% due 11/03/2014	210	210
American International Group, Inc.
5.050% due 10/01/2015	350	365
Asian Development Bank
0.152% due 05/29/2015	25,000	24,998
0.180% due 05/29/2015	4,500	4,500
Banco Santander Brasil S.A.
4.500% due 04/06/2015	5,000	5,069
Bank Nederlandse Gemeenten NV
0.245% due 11/30/2015	25,000	24,992
0.287% due 05/07/2015	33,000	33,018
Bank of America Corp.
1.500% due 10/09/2015	1,300	1,310
3.700% due 09/01/2015	1,900	1,951
4.500% due 04/01/2015	18,350	18,709
5.000% due 01/15/2015	4,800	4,862
5.125% due 11/15/2014	3,000	3,016
Bank of Montreal
1.300% due 10/31/2014	31,000	31,023
2.850% due 06/09/2015	33,800	34,380
Bank of Nova Scotia
1.050% due 03/20/2015	35,000	35,111
1.250% due 11/07/2014	99,000	99,088
1.650% due 10/29/2015	104,650	105,992
Bayerische Landesbank
0.625% due 10/23/2014	13,800	13,804
Bear Stearns Cos. LLC
5.700% due 11/15/2014	3,000	3,006
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014	110,150	110,390
2.600% due 07/02/2015	1,460	1,484
Caterpillar Financial Services Corp.
0.583% due 02/09/2015	600	601
0.700% due 11/06/2015	1,000	1,002
Citigroup, Inc.
2.650% due 03/02/2015	32,427	32,719
4.700% due 05/29/2015	17,500	17,980
4.750% due 05/19/2015	4,000	4,106
6.010% due 01/15/2015	1,000	1,016
Credit Suisse
0.535% due 03/11/2016	30,000	29,998
1.625% due 03/06/2015	9,000	9,048
3.500% due 03/23/2015	3,500	3,553
Dexia Credit Local S.A.
0.514% due 01/21/2016	5,000	5,002
DNB Boligkreditt A/S
2.100% due 10/14/2016	1,500	1,525
Erste Abwicklungsanstalt
0.353% due 02/11/2016	40,000	40,030
0.534% due 10/15/2014	27,400	27,404
0.534% due 01/29/2016	19,400	19,461
0.625% due 11/20/2014	5,400	5,403
0.984% due 03/13/2015	5,000	5,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FMS Wertmanagement AoeR
0.335% due 01/26/2015	$18,000	$18,013
0.484% due 06/30/2015	8,600	8,618
0.484% due 09/01/2015	6,400	6,413
Ford Motor Credit Co. LLC
2.500% due 01/15/2016	1,450	1,477
2.750% due 05/15/2015	8,574	8,687
3.875% due 01/15/2015	23,155	23,379
5.625% due 09/15/2015	11,293	11,810
7.000% due 04/15/2015	6,370	6,590
8.700% due 10/01/2014	3,500	3,500
12.000% due 05/15/2015	15,321	16,409
General Electric Capital Corp.
0.433% due 01/08/2016	6,000	6,006
0.464% due 01/14/2016	32,400	32,468
2.150% due 01/09/2015	400	402
Goldman Sachs Group, Inc.
0.632% due 07/22/2015	35,100	35,156
0.734% due 01/12/2015	11,025	11,035
3.300% due 05/03/2015	50,900	51,719
3.700% due 08/01/2015	3,000	3,076
5.000% due 10/01/2014	3,670	3,670
5.125% due 01/15/2015	33,100	33,542
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	3,030	3,046
HSBC Finance Corp.
5.000% due 06/30/2015	5,980	6,178
Inter-American Development Bank
0.084% due 01/15/2015	3,400	3,400
0.174% due 10/23/2015	18,900	18,904
0.180% due 06/12/2015	25,000	24,994
0.194% due 02/11/2016	111,500	111,536
International Bank for Reconstruction & Development
0.154% due 09/14/2015	45,000	45,011
0.156% due 08/07/2015	29,150	29,170
0.300% due 10/09/2015	15,000	15,009
John Deere Capital Corp.
1.250% due 12/02/2014	5,400	5,409
JPMorgan Chase & Co.
0.683% due 04/23/2015	28,875	28,904
1.875% due 03/20/2015	28,204	28,399
3.400% due 06/24/2015	2,200	2,246
3.700% due 01/20/2015	17,600	17,775
4.750% due 03/01/2015	6,194	6,306
KFW
0.204% due 01/23/2015	19,500	19,503
0.213% due 07/09/2015	28,500	28,510
0.625% due 04/24/2015	2,430	2,437
4.125% due 10/15/2014	8,350	8,362
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.354% due 09/14/2015	5,000	5,006
Landwirtschaftliche Rentenbank
0.489% due 02/02/2015	4,700	4,705
3.125% due 07/15/2015	4,400	4,499
Lloyds Bank PLC
4.375% due 01/12/2015	4,900	4,954
MetLife Institutional Funding
0.602% due 01/06/2015	400	400
MetLife, Inc.
5.000% due 06/15/2015	1,500	1,547
Morgan Stanley
4.000% due 07/24/2015	6,300	6,468
4.100% due 01/26/2015	1,700	1,719
4.200% due 11/20/2014	12,500	12,507
6.000% due 04/28/2015	1,000	1,031
Nederlandse Waterschapsbank NV
0.275% due 03/17/2015	7,000	7,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.285% due 10/27/2014	$63,300	$63,306
0.306% due 11/06/2014	19,500	19,499
0.515% due 05/23/2015	13,800	13,826
NIBC Bank NV
2.800% due 12/02/2014	16,694	16,764
NRW Bank
0.554% due 12/01/2014	5,600	5,604
PNC Funding Corp.
3.625% due 02/08/2015	3,300	3,338
Prudential Financial, Inc.
3.875% due 01/14/2015	7,000	7,069
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	2,000	2,030
Standard Chartered PLC
3.850% due 04/27/2015	2,730	2,783
5.500% due 11/18/2014	21,971	22,135
Svensk Exportkredit AB
0.282% due 01/05/2015	3,600	3,601
0.717% due 08/06/2015	1,600	1,607
Toronto-Dominion Bank
2.200% due 07/29/2015	29,600	30,031
Toyota Motor Credit Corp.
0.384% due 03/10/2015	3,700	3,703
0.384% due 09/18/2015	2,800	2,804
UBS AG
1.875% due 01/23/2015	3,000	3,014
Wells Fargo & Co.
1.250% due 02/13/2015	9,000	9,031
3.750% due 10/01/2014	1,800	1,800
Westpac Banking Corp.
2.700% due 12/09/2014	1,600	1,607

		1,753,342

INDUSTRIALS 5.0%
AbbVie, Inc.
0.997% due 11/06/2015	4,000	4,029
America Movil S.A.B. de C.V.
3.625% due 03/30/2015	5,000	5,074
Amgen, Inc.
4.850% due 11/18/2014	5,900	5,930
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015	700	702
5.375% due 11/15/2014	11,980	12,034
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	3,700	3,704
Comcast Corp.
5.850% due 11/15/2015	1,000	1,058
Covidien International Finance S.A.
1.350% due 05/29/2015	3,000	3,017
COX Communications, Inc.
5.450% due 12/15/2014	1,000	1,010
CSX Corp.
6.250% due 04/01/2015	1,000	1,029
Daimler Finance North America LLC
0.834% due 01/09/2015	1,000	1,001
1.300% due 07/31/2015	9,130	9,188
1.650% due 04/10/2015	8,750	8,802
2.300% due 01/09/2015	6,510	6,544
Devon Energy Corp.
0.684% due 12/15/2015	10,000	10,041
Discovery Communications LLC
3.700% due 06/01/2015	9,500	9,704
Express Scripts Holding Co.
2.100% due 02/12/2015	12,500	12,573
2.750% due 11/21/2014	16,075	16,126

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	175

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	$2,000	$2,062
General Electric Co.
0.850% due 10/09/2015	3,000	3,014
Hewlett-Packard Co.
2.125% due 09/13/2015	1,000	1,014
2.350% due 03/15/2015	2,270	2,290
2.625% due 12/09/2014	5,000	5,021
Kraft Foods Group, Inc.
1.625% due 06/04/2015	4,969	5,007
NBCUniversal Media LLC
3.650% due 04/30/2015	1,000	1,019
Network Rail Infrastructure Finance PLC
0.625% due 06/22/2015	2,500	2,507
PepsiCo, Inc.
0.436% due 07/30/2015	2,500	2,504
Petrobras International Finance Co. S.A.
2.875% due 02/06/2015	4,000	4,026
Phillips 66
1.950% due 03/05/2015	11,799	11,876
Rogers Communications, Inc.
6.750% due 03/15/2015	6,527	6,711
SABMiller Holdings, Inc.
1.850% due 01/15/2015	28,000	28,112
SBA Tower Trust
4.254% due 04/15/2040	2,300	2,343
Tesco PLC
2.000% due 12/05/2014	5,000	5,012
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	3,600	3,665
Thermo Fisher Scientific, Inc.
3.200% due 05/01/2015	4,673	4,746
5.000% due 06/01/2015	1,215	1,249
Time Warner, Inc.
3.150% due 07/15/2015	22,120	22,562
Volkswagen Group of America Finance LLC
0.405% due 11/23/2015	10,000	10,005
Volkswagen International Finance NV
0.832% due 11/20/2014	30,560	30,584
1.625% due 03/22/2015	17,000	17,101
Walgreen Co.
1.000% due 03/13/2015	6,971	6,989
Woodside Finance Ltd.
4.500% due 11/10/2014	1,400	1,406

		292,391

UTILITIES 0.8%
BP Capital Markets PLC
1.700% due 12/05/2014	5,748	5,762
3.125% due 10/01/2015	1,000	1,027
3.875% due 03/10/2015	6,040	6,134
British Telecommunications PLC
2.000% due 06/22/2015	10,765	10,875
Duke Energy Corp.
3.350% due 04/01/2015	3,000	3,044
Enel Finance International NV
3.875% due 10/07/2014	5,800	5,802
Southern California Edison Co.
4.650% due 04/01/2015	3,000	3,064
TECO Finance, Inc.
6.750% due 05/01/2015	2,000	2,069
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	1,500	1,522
Verizon Communications, Inc.
0.433% due 03/06/2015	1,000	1,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.700% due 11/02/2015	$5,977	$5,984

		46,284

Total Corporate Bonds & Notes (Cost $2,091,975)		2,092,017

MUNICIPAL BONDS & NOTES 0.4%

INDIANA 0.2%
Posey County, Indiana Revenue Bonds, Series 2013
0.300% due 07/01/2046	15,000	15,001

NEW YORK 0.2%
New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	3,000	3,005
New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	7,000	7,000

		10,005

TEXAS 0.0%
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2015	835	870

Total Municipal Bonds & Notes (Cost $25,874)		25,876

U.S. GOVERNMENT AGENCIES 19.9%
Fannie Mae
0.500% due 09/28/2015	9,544	9,574
Federal Farm Credit Bank
0.124% due 06/16/2015 - 03/18/2016	200,000	200,065
0.125% due 01/25/2016	19,800	19,807
0.135% due 09/11/2015	35,000	35,012
0.142% due 01/28/2015	32,000	32,011
0.176% due 04/06/2016	120,000	120,117
0.182% due 07/27/2015	14,000	14,014
0.184% due 07/20/2015	1,400	1,401
0.194% due 08/17/2015	2,000	2,002
0.270% due 06/20/2016	25,550	25,592
Federal Home Loan Bank
0.114% due 02/12/2015 - 04/16/2015	134,400	134,439
0.119% due 08/10/2015	85,000	85,033
0.129% due 10/09/2015	125,000	125,037
0.200% due 09/14/2015 - 10/27/2015	85,000	84,970
0.210% due 10/01/2015	12,000	12,010
0.220% due 10/07/2015	102,920	103,017
2.875% due 09/11/2015	3,500	3,589
Freddie Mac
0.134% due 10/16/2015	147,025	147,167
0.145% due 11/25/2015	9,275	9,281
0.500% due 08/28/2015	5,000	5,015

Total U.S. Government Agencies (Cost $1,168,732)		1,169,153

ASSET-BACKED SECURITIES 1.1%
Ally Auto Receivables Trust
0.200% due 10/15/2015	15,000	15,000
Chrysler Capital Auto Receivables Trust
0.200% due 10/15/2015	5,000	5,000
Fifth Third Auto Trust
0.190% due 06/15/2015	5,163	5,163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Credit Auto Lease Trust
0.180% due 08/15/2015	$8,275	$8,275
0.200% due 04/15/2015	866	867
Ford Credit Auto Owner Trust
0.180% due 07/15/2015	1,913	1,913
GM Financial Leasing Trust
0.250% due 09/21/2015	3,000	3,000
Honda Auto Receivables Owner Trust
0.190% due 03/23/2015	3,103	3,103
Hyundai Auto Lease Securitization Trust
0.200% due 07/15/2015	1,464	1,464
Hyundai Auto Receivables Trust
0.180% due 05/15/2015	3,048	3,048
Mercedes-Benz Auto Receivables Trust
0.180% due 07/15/2015	2,821	2,821
Nissan Auto Lease Trust
0.424% due 01/15/2016	2,019	2,020
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	5,995	6,002
USAA Auto Owner Trust
0.190% due 03/16/2015	793	793
Volkswagen Auto Loan Enhanced Trust
0.190% due 05/20/2015	2,874	2,874

Total Asset-Backed Securities (Cost $61,342)		61,343

SOVEREIGN ISSUES 7.2%
Brazil Government International Bond
7.875% due 03/07/2015	4,150	4,279
Export Development Canada
0.160% due 06/03/2015	21,800	21,797
Japan Bank for International Cooperation
1.875% due 09/24/2015	5,000	5,074
2.875% due 02/02/2015	31,600	31,879
4.625% due 12/12/2014	10,000	10,084
Kommunalbanken A/S
0.435% due 04/01/2015	5,000	5,005
2.750% due 05/05/2015	1,000	1,015
Kommunekredit
1.000% due 05/05/2015	10,000	10,049
Kommuninvest Sverige AB
0.233% due 10/17/2014	65,000	65,002
0.255% due 03/26/2015	10,000	10,001
Province of Nova Scotia
2.375% due 07/21/2015	3,100	3,152
Province of Ontario
0.950% due 05/26/2015	103,300	103,796
1.875% due 09/15/2015	5,000	5,072
2.700% due 06/16/2015	30,000	30,522
State of North Rhine-Westphalia
0.363% due 03/06/2015	15,200	15,209
Sweden Government International Bond
0.250% due 11/13/2014	103,000	103,021

Total Sovereign Issues (Cost $424,845)		424,957

SHORT-TERM INSTRUMENTS 21.4%

CERTIFICATES OF DEPOSIT 4.1%
Banco do Brasil S.A.
1.211% due 06/29/2015	3,000	3,001
Bank of Nova Scotia
0.371% due 10/02/2015	48,000	48,002
Barclays Bank PLC
0.537% due 05/01/2015	30,000	29,999

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole Corporate and Investment Bank
0.523% due 07/02/2015	$40,000	$40,002
Credit Suisse
0.444% due 01/12/2015	15,700	15,706
0.474% due 04/10/2015	70,000	70,002
0.520% due 02/19/2015	2,000	2,002
0.555% due 08/24/2015	15,900	15,896
0.643% due 12/07/2015	7,500	7,507
Itau Unibanco Holding S.A.
1.195% due 06/26/2015	5,650	5,651
Sumitomo Mitsui Banking Corp.
0.634% due 03/13/2015	5,000	5,009

		242,777

COMMERCIAL PAPER 11.3%
Amcor Ltd.
0.280% due 10/23/2014	3,300	3,299
AXA Financial, Inc.
0.460% due 06/10/2015	10,200	10,169
0.560% due 06/10/2015	1,700	1,695
B A T INTL FIN
0.250% due 10/07/2014	3,100	3,100
0.260% due 10/06/2014	3,100	3,100
0.270% due 10/06/2014	3,100	3,100
0.290% due 10/17/2014	2,500	2,500
Bacardi Ltd.
0.230% due 10/01/2014	7,000	7,000
Cameron International Corp.
0.270% due 10/09/2014	2,300	2,300
0.270% due 10/15/2014	500	500
Canadian Natural Resources
0.270% due 10/16/2014	7,000	6,999
0.270% due 10/23/2014	7,100	7,099
0.270% due 10/29/2014	1,500	1,500
CBS Corp.
0.260% due 10/28/2014	900	900
CNPC Finance
0.400% due 10/09/2014	45,000	44,996
0.420% due 10/14/2014	100,000	99,985
Commonwealth Edison
0.270% due 10/24/2014	1,500	1,500
ConAgra Foods, Inc.
0.480% due 10/06/2014	4,000	4,000
0.480% due 10/16/2014	1,400	1,400
Cox Interprises, Inc.
0.250% due 10/03/2014	6,400	6,400
0.250% due 10/07/2014	5,000	5,000
0.260% due 10/01/2014	1,800	1,800
0.260% due 10/07/2014	10,000	10,000
0.270% due 10/16/2014	5,000	4,999
Dominion Resources
0.220% due 10/02/2014	5,000	5,000
Duke Energy Corp.
0.230% due 10/07/2014	2,300	2,300
0.240% due 10/07/2014	2,300	2,300
Enbridge, Inc.
0.240% due 10/02/2014	5,000	5,000
0.260% due 10/22/2014	2,000	2,000
0.270% due 10/14/2014	1,400	1,400
0.270% due 10/21/2014	7,000	6,999
0.270% due 10/24/2014	10,000	9,998
0.270% due 10/27/2014	2,000	2,000
0.280% due 10/08/2014	7,500	7,500
0.280% due 10/20/2014	8,500	8,499
0.320% due 10/23/2014	3,000	2,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ENI Finance USA, Inc.
0.720% due 09/24/2015	$5,000	$4,977
Enterprise Prods Oper LLC
0.280% due 10/07/2014	7,000	7,000
Erste Abwicklungsanstalt
0.170% due 12/12/2014	25,000	24,992
Ford Motor Credit Co.
0.680% due 04/06/2015	3,200	3,190
0.680% due 04/20/2015	5,000	4,983
0.720% due 03/03/2015	9,000	8,978
0.760% due 01/05/2015	5,000	4,993
General Mills, Inc.
0.150% due 10/02/2014	10,000	10,000
Georgia Pacific LLC
0.260% due 10/24/2014	3,000	2,999
0.280% due 10/28/2014	5,000	4,999
Glencore Funding LLC
0.330% due 10/22/2014	2,900	2,899
0.330% due 11/05/2014	3,000	2,999
0.350% due 10/01/2014	1,500	1,500
0.410% due 10/15/2014	1,500	1,500
0.580% due 10/07/2014	2,500	2,500
0.690% due 10/03/2014	5,000	5,000
0.690% due 10/06/2014	5,000	4,999
Hewlett-Packard Co.
0.270% due 10/27/2014	7,500	7,498
Hitachi America Ltd.
0.300% due 10/01/2014	4,000	4,000
0.320% due 10/01/2014	16,500	16,500
0.320% due 10/15/2014	3,200	3,200
Holcim U.S. Finance SARL & Cie S.C.S.
0.390% due 11/13/2014	1,400	1,399
Kansas City Southern Railway
0.520% due 10/09/2014	5,000	4,999
Macquarie Bank Ltd.
0.433% due 05/14/2015	5,000	5,000
0.534% due 04/10/2015	35,000	35,003
0.547% due 05/06/2015	25,000	25,003
0.550% due 05/01/2015	5,300	5,301
Mohawk Industries, Inc.
0.520% due 10/01/2014	10,000	10,000
NBCUniversal Enterprise, Inc.
0.250% due 10/10/2014	2,700	2,700
Nederlandse Wtrsch Bank
0.236% due 12/05/2014	12,000	12,000
NiSource Finance Corp.
0.620% due 10/14/2014	5,000	4,999
Nissan Motor Corp.
0.260% due 10/15/2014	8,400	8,399
Pearson Holdings
0.250% due 10/07/2014	2,800	2,800
0.290% due 10/02/2014	2,500	2,500
0.290% due 10/06/2014	1,200	1,200
Tesco Treasury Services PLC
1.024% due 08/17/2015	12,000	11,911
1.024% due 08/18/2015	2,000	1,985
Thermo Fisher Scientific, Inc.
0.410% due 10/01/2014	6,300	6,300
0.410% due 10/10/2014	5,000	4,999
0.410% due 10/15/2014	5,000	4,999
Time Warner Cable
0.250% due 10/03/2014	5,000	5,000
0.280% due 10/16/2014	3,000	3,000
0.280% due 10/17/2014	2,500	2,500
0.280% due 10/27/2014	3,000	2,999
TransCanada Corp.
0.280% due 10/16/2014	16,000	15,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
0.485% due 06/01/2015	$10,000	$9,969
0.600% due 06/29/2015	20,000	19,927
VW CR, Inc.
0.250% due 10/08/2014	3,000	3,000
0.260% due 10/20/2014	15,000	14,998
0.270% due 10/14/2014	5,000	4,999
0.270% due 10/27/2014	1,000	1,000
Whirlpool Corp.
0.270% due 10/16/2014	3,000	3,000
0.320% due 10/16/2014	5,000	4,999
WPP CP LLC
0.540% due 12/10/2014	2,800	2,798

		664,726

REPURCHASE AGREEMENTS (a) 4.4%
		260,419

SHORT-TERM NOTES 1.6%
AmeriCredit Automobile Receivables Trust
0.230% due 08/10/2015	2,000	2,000
Federal Home Loan Bank
0.090% due 02/27/2015 - 03/03/2015	24,200	24,198
0.120% due 05/27/2015	5,500	5,500
0.170% due 02/12/2015	20,000	20,009
0.190% due 09/08/2015	15,000	15,000
Fosse Master Issuer PLC
0.274% due 04/18/2015	16,000	16,013
Honda Auto Receivables Owner Trust
0.180% due 05/18/2015	1,814	1,814
0.190% due 08/17/2015	2,436	2,436
Nissan Auto Lease Trust
0.180% due 06/15/2015	1,326	1,326
Porsche Innovative Lease Owner Trust
0.190% due 09/21/2015	2,000	2,000
Santander Drive Auto Receivables Trust
0.250% due 06/15/2015 - 09/15/2015	4,628	4,628

		94,924

Total Short-Term Instruments (Cost $1,262,726)		1,262,846

Total Investments in Securities (Cost $5,035,494)		5,036,192

Total Investments 85.6% (Cost $5,035,494)		$5,036,192

Other Assets and Liabilities, net 14.4%		848,833

Net Assets 100.0%		$5,885,025

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	177

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio (Cont.)

September 30, 2014 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.120%	05/05/2014	11/05/2014	$34,000	Fannie Mae 3.000% - 3.500% due 04/01/2027 - 04/01/2043	$(33,196)	$34,000	$34,017
	0.230%	05/21/2013	12/17/2015	7,501	Citigroup, Inc. 4.450% due 01/10/2017	(7,587)	7,501	7,520
NMO	0.000%	09/30/2014	10/01/2014	8,300	U.S. Treasury Bills 0.071% due 08/20/2015	(8,469)	8,300	8,300
NXN	0.000%	09/30/2014	10/01/2014	180,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(184,016)	180,000	180,000
RDR	0.000%	09/30/2014	10/01/2014	25,200	U.S. Treasury Notes 0.625% due 08/31/2017	(25,706)	25,200	25,200
SAL	0.000%	09/30/2014	10/01/2014	300	U.S. Treasury Notes 2.500% due 03/31/2015	(307)	300	300
SSB	0.000%	09/30/2014	10/01/2014	5,118	U.S. Treasury Notes 1.500% due 02/28/2019	(5,223)	5,118	5,118

Total Repurchase Agreements						$(264,504)	$260,419	$260,455

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$41,537	$0	$0	$0	$41,537	$(41,629)	$(92)
NMO	8,300	0	0	0	8,300	(8,469)	(169)
NXN	180,000	0	0	0	180,000	(184,016)	(4,016)
RDR	25,200	0	0	0	25,200	(25,706)	(506)
SAL	300	0	0	0	300	(307)	(7)
SSB	5,118	0	0	0	5,118	(5,223)	(105)

Total Borrowings and Other Financing Transactions	$260,455	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,728,350	$24,992	$1,753,342
Industrials	0	292,391	0	292,391
Utilities	0	46,284	0	46,284
Municipal Bonds & Notes
Indiana	0	15,001	0	15,001
New York	0	10,005	0	10,005
Texas	0	870	0	870
U.S. Government Agencies	0	1,169,153	0	1,169,153

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Asset-Backed Securities	$0	$61,343	$0	$61,343
Sovereign Issues	0	424,957	0	424,957
Short-Term Instruments
Certificates of Deposit	0	242,777	0	242,777
Commercial Paper	0	664,726	0	664,726
Repurchase Agreements	0	260,419	0	260,419
Short-Term Notes	0	94,924	0	94,924

Total Investments	$0	$5,011,200	$24,992	$5,036,192

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

CORPORATE BONDS & NOTES 32.8%

BANKING & FINANCE 25.8%
Achmea Bank NV
0.589% due 11/03/2014	$52,200	$52,216
3.200% due 11/03/2014	11,250	11,278
American Express Centurion Bank
0.875% due 11/13/2015	1,800	1,806
American Express Credit Corp.
0.744% due 07/29/2016	475	478
1.335% due 06/12/2015	11,500	11,586
1.750% due 06/12/2015	7,300	7,367
2.750% due 09/15/2015	1,400	1,430
American Honda Finance Corp.
0.334% due 11/13/2014	300	300
0.459% due 11/03/2014	3,500	3,501
1.000% due 08/11/2015	400	402
Asian Development Bank
0.152% due 05/29/2015	3,390	3,390
Bank Nederlandse Gemeenten NV
0.245% due 11/30/2015	25,000	24,992
0.287% due 05/07/2015	27,000	27,014
1.000% due 11/17/2014	300	300
1.375% due 03/23/2015	13,200	13,274
3.125% due 01/12/2015	4,500	4,536
Bank of America Corp.
3.625% due 03/17/2016	100	104
4.500% due 04/01/2015	18,025	18,378
5.000% due 01/15/2015	6,325	6,407
5.125% due 11/15/2014	3,000	3,016
Bank of Montreal
0.705% due 09/11/2015	2,500	2,511
1.300% due 10/31/2014	37,000	37,028
2.850% due 06/09/2015	44,800	45,569
Bank of Nova Scotia
1.050% due 03/20/2015	31,980	32,082
1.250% due 11/07/2014	58,100	58,152
2.050% due 10/07/2015	700	711
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.450% due 09/11/2015	700	712
Barclays Bank PLC
2.500% due 09/21/2015	500	510
Bayerische Landesbank
0.625% due 10/23/2014	19,600	19,606
Bear Stearns Cos. LLC
5.700% due 11/15/2014	4,335	4,344
Berkshire Hathaway Finance Corp.
4.850% due 01/15/2015	3,403	3,447
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014	66,770	66,916
2.600% due 07/02/2015	40,500	41,176
Citigroup, Inc.
0.518% due 11/05/2014	500	500
1.025% due 04/01/2016	300	302
2.250% due 08/07/2015	500	505
2.650% due 03/02/2015	13,422	13,543
4.700% due 05/29/2015	3,225	3,313
4.750% due 05/19/2015	7,100	7,289
4.875% due 05/07/2015	2,000	2,050
5.500% due 10/15/2014	7,032	7,045
6.010% due 01/15/2015	14,131	14,355
Commonwealth Bank of Australia
3.500% due 03/19/2015	1,400	1,421
Credit Suisse
0.535% due 03/11/2016	30,000	29,998
1.625% due 03/06/2015	36,450	36,646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/23/2015	$3,500	$3,553
Dexia Credit Local S.A.
0.514% due 01/21/2016	10,500	10,503
0.533% due 01/17/2016	3,000	3,002
0.534% due 11/13/2015	8,500	8,519
DNB Boligkreditt A/S
2.100% due 10/14/2016	1,500	1,525
Erste Abwicklungsanstalt
0.353% due 02/11/2016	25,000	25,019
0.534% due 10/15/2014	28,000	28,004
0.534% due 01/29/2016	14,200	14,245
0.625% due 11/20/2014	14,200	14,208
0.984% due 03/13/2015	31,600	31,709
FMS Wertmanagement AoeR
0.245% due 01/28/2016	10,000	9,996
0.335% due 01/26/2015	10,000	10,007
0.484% due 06/30/2015	51,200	51,310
0.484% due 09/01/2015	5,000	5,010
Ford Motor Credit Co. LLC
2.500% due 01/15/2016	1,300	1,324
2.750% due 05/15/2015	9,885	10,015
3.875% due 01/15/2015	44,702	45,134
5.625% due 09/15/2015	6,100	6,379
7.000% due 04/15/2015	3,670	3,797
8.700% due 10/01/2014	6,000	6,000
12.000% due 05/15/2015	8,450	9,050
General Electric Capital Corp.
0.433% due 01/08/2016	6,750	6,757
0.464% due 01/14/2016	11,100	11,123
0.614% due 01/09/2015	1,000	1,001
0.883% due 09/30/2015	2,437	2,453
1.000% due 08/11/2015	3,000	3,020
2.150% due 01/09/2015	9,100	9,146
3.750% due 11/14/2014	1,400	1,406
5.000% due 01/08/2016	6,600	6,959
Goldman Sachs Group, Inc.
0.632% due 07/22/2015	3,000	3,005
0.734% due 01/12/2015	10,800	10,810
1.234% due 11/21/2014	900	901
3.300% due 05/03/2015	85,305	86,677
3.700% due 08/01/2015	3,500	3,589
5.125% due 01/15/2015	29,900	30,299
5.500% due 11/15/2014	35,350	35,574
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	3,000	3,016
HSBC Finance Corp.
5.000% due 06/30/2015	1,982	2,048
5.250% due 04/15/2015	3,726	3,822
HSBC USA, Inc.
2.375% due 02/13/2015	1,300	1,310
ING Bank NV
0.574% due 01/04/2016	12,800	12,817
Inter-American Development Bank
0.043% due 06/30/2015	10,000	9,983
0.084% due 01/15/2015	2,000	2,000
0.174% due 10/23/2015	39,300	39,309
0.180% due 06/12/2015	20,000	19,995
0.194% due 02/11/2016	103,000	103,033
International Bank for Reconstruction & Development
0.154% due 09/14/2015	35,000	35,008
0.156% due 08/07/2015	10,000	10,007
0.300% due 10/09/2015	15,000	15,009
John Deere Capital Corp.
0.700% due 09/04/2015	1,050	1,054
1.250% due 12/02/2014	2,100	2,104
JPMorgan Chase & Co.
0.683% due 04/23/2015	20,700	20,721

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.894% due 10/15/2015	$1,000	$1,006
1.875% due 03/20/2015	21,916	22,068
3.400% due 06/24/2015	11,964	12,216
3.700% due 01/20/2015	28,607	28,892
KFW
0.164% due 10/30/2015	20,000	20,002
0.184% due 07/14/2015	29,800	29,769
0.204% due 01/23/2015	7,000	7,001
0.213% due 07/09/2015	43,000	43,015
0.375% due 05/15/2015	3,200	3,204
1.000% due 01/12/2015	3,000	3,007
4.125% due 10/15/2014	3,500	3,505
Kookmin Bank
0.705% due 09/14/2015	5,000	5,000
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.354% due 09/14/2015	7,000	7,009
Landwirtschaftliche Rentenbank
0.384% due 10/19/2014	45,900	45,906
3.125% due 07/15/2015	4,000	4,090
Lloyds Bank PLC
4.375% due 01/12/2015	1,220	1,234
MetLife Institutional Funding
0.602% due 01/06/2015	2,200	2,202
MetLife, Inc.
5.000% due 06/15/2015	3,000	3,094
Morgan Stanley
0.982% due 02/19/2015	2,000	2,004
4.000% due 07/24/2015	1,900	1,951
4.100% due 01/26/2015	4,700	4,753
4.200% due 11/20/2014	7,269	7,273
6.000% due 04/28/2015	15,076	15,542
National Australia Bank Ltd.
1.600% due 08/07/2015	200	202
Nederlandse Waterschapsbank NV
0.275% due 03/17/2015	15,000	15,004
0.285% due 10/27/2014	57,945	57,951
0.306% due 11/06/2014	20,400	20,400
0.329% due 11/04/2015	5,000	5,003
0.515% due 05/23/2015	20,800	20,839
NIBC Bank NV
2.800% due 12/02/2014	20,000	20,084
Nordea Bank AB
2.250% due 03/20/2015	3,200	3,229
NRW Bank
0.554% due 12/01/2014	2,000	2,001
Oesterreichische Kontrollbank AG
0.365% due 02/26/2016	2,000	2,004
4.500% due 03/09/2015	8,992	9,160
PNC Funding Corp.
3.625% due 02/08/2015	2,900	2,934
Prudential Financial, Inc.
3.875% due 01/14/2015	7,285	7,357
4.750% due 06/13/2015	2,038	2,097
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	2,000	2,030
Royal Bank of Scotland PLC
4.875% due 03/16/2015	2,000	2,041
Standard Chartered PLC
3.850% due 04/27/2015	6,098	6,216
5.500% due 11/18/2014	320	322
Svensk Exportkredit AB
0.282% due 01/05/2015	1,300	1,300
0.717% due 08/06/2015	4,160	4,177
0.882% due 03/09/2015	1,000	1,003
Svenska Handelsbanken AB
0.683% due 03/21/2016	3,300	3,315

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	179

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Temasek Financial Ltd.
4.500% due 09/21/2015	$2,000	$2,076
Toronto-Dominion Bank
2.200% due 07/29/2015	12,950	13,139
Toyota Motor Credit Corp.
0.384% due 03/10/2015	4,100	4,103
0.875% due 07/17/2015	4,794	4,816
UBS AG
1.875% due 01/23/2015	4,546	4,567
Wachovia Corp.
0.576% due 10/28/2015	7,464	7,477
Wells Fargo & Co.
1.250% due 02/13/2015	7,400	7,426
Westpac Banking Corp.
2.700% due 12/09/2014	800	803

		1,920,590

INDUSTRIALS 6.2%
AbbVie, Inc.
0.997% due 11/06/2015	4,600	4,633
Altria Group, Inc.
4.125% due 09/11/2015	3,400	3,510
Amgen, Inc.
1.875% due 11/15/2014	15,000	15,028
Anheuser-Busch Cos. LLC
5.000% due 01/15/2015	1,500	1,520
Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	5,300	5,357
5.375% due 11/15/2014	18,952	19,038
Baxter International, Inc.
4.625% due 03/15/2015	1,400	1,426
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	1,800	1,802
Boeing Co.
0.249% due 11/03/2014	470	470
Burlington Northern Santa Fe LLC
4.875% due 01/15/2015	3,440	3,486
Canadian Natural Resources Ltd.
0.608% due 03/30/2016	1,500	1,504
Comcast Corp.
5.850% due 11/15/2015	1,000	1,058
Covidien International Finance S.A.
1.350% due 05/29/2015	3,000	3,017
2.800% due 06/15/2015	9,005	9,153
COX Communications, Inc.
5.450% due 12/15/2014	2,056	2,076
CSX Corp.
6.250% due 04/01/2015	1,000	1,029
Daimler Finance North America LLC
0.834% due 01/09/2015	2,000	2,002
1.300% due 07/31/2015	24,820	24,979
1.650% due 04/10/2015	10,000	10,060
2.300% due 01/09/2015	9,275	9,323
Devon Energy Corp.
0.684% due 12/15/2015	10,000	10,041
Diageo Finance BV
3.250% due 01/15/2015	1,700	1,714
Discovery Communications LLC
3.700% due 06/01/2015	30,420	31,072
Enterprise Products Operating LLC
3.700% due 06/01/2015	793	809
5.000% due 03/01/2015	600	611
5.600% due 10/15/2014	15,679	15,709
Express Scripts Holding Co.
2.100% due 02/12/2015	7,040	7,081
2.750% due 11/21/2014	12,100	12,138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	$2,000	$2,062
General Electric Co.
0.850% due 10/09/2015	3,000	3,014
Gilead Sciences, Inc.
2.400% due 12/01/2014	700	703
Glencore Finance Canada Ltd.
2.850% due 11/10/2014	1,400	1,403
Hewlett-Packard Co.
2.125% due 09/13/2015	6,300	6,389
2.350% due 03/15/2015	1,000	1,009
2.625% due 12/09/2014	5,000	5,021
Honeywell International, Inc.
0.281% due 11/17/2015	2,400	2,402
Hyundai Capital America
1.625% due 10/02/2015	300	302
Kraft Foods Group, Inc.
1.625% due 06/04/2015	10,830	10,912
Linde Finance BV
3.625% due 11/13/2014	7,844	7,872
Nabisco, Inc.
7.550% due 06/15/2015	1,725	1,810
NBCUniversal Media LLC
3.650% due 04/30/2015	6,000	6,115
Network Rail Infrastructure Finance PLC
0.625% due 06/22/2015	2,500	2,507
0.875% due 01/20/2015	11,850	11,876
Nissan Motor Acceptance Corp.
4.500% due 01/30/2015	2,000	2,027
PepsiCo, Inc.
0.436% due 07/30/2015	5,300	5,307
0.750% due 03/05/2015	5,000	5,009
Phillips 66
1.950% due 03/05/2015	14,890	14,987
Rogers Communications, Inc.
6.750% due 03/15/2015	1,837	1,889
SABMiller Holdings, Inc.
1.850% due 01/15/2015	32,775	32,905
SBA Tower Trust
4.254% due 04/15/2040	2,900	2,955
Tesco PLC
2.000% due 12/05/2014	14,575	14,610
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	6,853	6,977
Thermo Fisher Scientific, Inc.
3.200% due 05/01/2015	1,025	1,041
3.250% due 11/20/2014	2,000	2,008
Time Warner, Inc.
3.150% due 07/15/2015	24,176	24,659
Tyco Electronics Group S.A.
1.600% due 02/03/2015	10,000	10,039
Volkswagen Group of America Finance LLC
0.405% due 11/23/2015	10,000	10,005
Volkswagen International Finance NV
0.561% due 11/18/2015	300	301
0.832% due 11/20/2014	8,850	8,857
1.625% due 03/22/2015	42,991	43,245
Walgreen Co.
1.000% due 03/13/2015	4,500	4,512
Woodside Finance Ltd.
4.500% due 11/10/2014	1,400	1,406
Xerox Corp.
4.250% due 02/15/2015	4,750	4,816

		460,598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.8%
BP Capital Markets PLC
1.700% due 12/05/2014	$19,525	$19,573
3.125% due 10/01/2015	5,000	5,136
3.875% due 03/10/2015	2,560	2,600
British Telecommunications PLC
2.000% due 06/22/2015	4,850	4,900
Consolidated Natural Gas Co.
5.000% due 12/01/2014	835	837
Duke Energy Corp.
3.350% due 04/01/2015	3,000	3,044
Plains All American Pipeline LP
3.950% due 09/15/2015	1,013	1,042
Southern California Edison Co.
4.650% due 04/01/2015	3,805	3,886
Verizon Communications, Inc.
0.433% due 03/06/2015	1,500	1,501
0.700% due 11/02/2015	15,580	15,597

		58,116

Total Corporate Bonds & Notes (Cost $2,439,262)		2,439,304

MUNICIPAL BONDS & NOTES 0.3%

COLORADO 0.0%
Douglas County, Colorado School District No. Re-1 General Obligation Bonds, (AGM Insured), Series 2004
5.000% due 12/15/2014	1,900	1,919

INDIANA 0.2%
Posey County, Indiana Revenue Bonds, Series 2013
0.300% due 07/01/2046	11,000	11,001

NEW YORK 0.1%
New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	1,200	1,202
New York City, New York General Obligation Bonds, Series 2005
4.650% due 06/01/2015	1,500	1,543
New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	6,100	6,100

		8,845

VIRGINIA 0.0%
Fairfax County, Virginia Redevelopment & Housing Authority Revenue Notes, Series 2013
0.660% due 03/01/2015	100	100

Total Municipal Bonds & Notes (Cost $21,864)		21,865

U.S. GOVERNMENT AGENCIES 25.0%
Fannie Mae
0.122% due 02/27/2015	500	500
0.164% due 01/20/2015	500	500
0.380% due 10/27/2014	3,500	3,501
0.450% due 08/24/2015	20,000	20,060
0.500% due 10/22/2015	1,400	1,405
2.000% due 09/21/2015 - 09/28/2015	3,467	3,529
Federal Farm Credit Bank
0.115% due 02/05/2015 - 03/19/2015	35,000	35,005

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.124% due 06/16/2015 - 04/21/2016	$235,000	$235,074
0.125% due 01/25/2016	13,500	13,505
0.135% due 09/11/2015	35,000	35,012
0.137% due 02/03/2016	100,000	100,046
0.153% due 11/19/2015	17,500	17,514
0.162% due 02/27/2015	300	300
0.170% due 01/26/2015	3,200	3,201
0.174% due 06/22/2015	9,500	9,508
0.176% due 04/06/2016	124,000	124,121
0.179% due 09/22/2015	1,830	1,832
0.182% due 07/27/2015	4,800	4,805
0.184% due 06/26/2015	5,800	5,805
0.186% due 04/06/2015	30,200	30,219
0.220% due 03/04/2015	14,400	14,407
0.230% due 03/24/2015	6,200	6,204
0.250% due 01/26/2015 - 07/29/2016	10,500	10,510
0.270% due 11/05/2014 - 06/20/2016	5,500	5,501
0.280% due 10/14/2014 - 09/19/2016	36,200	36,234
0.300% due 12/11/2014	26,500	26,513
Federal Home Loan Bank
0.103% due 12/19/2014	20,000	20,003
0.104% due 11/20/2014	30,000	30,003
0.114% due 11/17/2014 - 04/16/2015	329,500	329,589
0.119% due 08/10/2015	85,000	85,033
0.129% due 10/09/2015	125,000	125,037
0.200% due 09/14/2015 - 10/27/2015	190,000	189,925
0.210% due 10/22/2014	25,000	25,002
0.220% due 10/24/2014 - 10/07/2015	127,000	127,110
0.500% due 06/12/2015	1,000	1,002
0.875% due 12/12/2014	20,400	20,432
Freddie Mac
0.134% due 10/16/2015	140,000	140,135
0.300% due 07/08/2015	6,766	6,774
0.500% due 08/28/2015	5,000	5,015
0.625% due 12/29/2014	8,663	8,674

Total U.S. Government Agencies (Cost $1,857,938)		1,858,545

ASSET-BACKED SECURITIES 1.0%
Ally Auto Receivables Trust
0.200% due 10/15/2015	15,000	15,000
Chrysler Capital Auto Receivables Trust
0.200% due 10/15/2015	5,000	5,000
Fifth Third Auto Trust
0.190% due 06/15/2015	5,163	5,163
Ford Credit Auto Lease Trust
0.180% due 08/15/2015	9,280	9,281
0.200% due 04/15/2015	2,599	2,599
Ford Credit Auto Owner Trust
0.180% due 07/15/2015	1,913	1,913
GE Equipment Transportation LLC
0.200% due 06/23/2015	1,329	1,329
GM Financial Leasing Trust
0.250% due 09/21/2015	3,000	3,000
Honda Auto Receivables Owner Trust
0.190% due 03/23/2015	2,508	2,508
Hyundai Auto Lease Securitization Trust
0.200% due 07/15/2015	1,757	1,757
Hyundai Auto Receivables Trust
0.180% due 05/15/2015	3,048	3,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mercedes-Benz Auto Receivables Trust
0.180% due 07/15/2015	$3,448	$3,448
Nissan Auto Lease Trust
0.424% due 01/15/2016	2,019	2,020
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	12,551	12,566
USAA Auto Owner Trust
0.190% due 03/16/2015	793	793
Volkswagen Auto Loan Enhanced Trust
0.190% due 05/20/2015	2,874	2,874

Total Asset-Backed Securities (Cost $72,298)		72,299

SOVEREIGN ISSUES 6.9%
Development Bank of Japan, Inc.
0.433% due 04/17/2015	34,800	34,829
0.464% due 12/01/2014	3,000	3,001
0.565% due 02/25/2015	1,000	1,001
4.250% due 06/09/2015	2,000	2,054
Export Development Canada
0.160% due 06/03/2015	30,000	29,996
Japan Bank for International Cooperation
1.875% due 09/24/2015	5,000	5,074
2.875% due 02/02/2015	43,460	43,843
4.625% due 12/12/2014	46,000	46,386
Japan Finance Organization for Municipalities
0.408% due 11/28/2014	6,000	6,001
Kommunalbanken A/S
0.255% due 01/26/2015	5,000	5,001
0.435% due 04/01/2015	5,000	5,005
1.000% due 02/09/2015	2,500	2,507
2.750% due 05/05/2015	10,700	10,862
Kommunekredit
0.282% due 11/20/2014	5,000	5,001
0.283% due 09/21/2015	25,000	25,009
Kommuninvest Sverige AB
0.233% due 10/17/2014	17,500	17,500
0.255% due 03/26/2015	15,950	15,951
Province of Ontario
0.284% due 08/13/2015	3,000	3,002
0.385% due 04/01/2015	50,000	50,041
0.950% due 05/26/2015	67,271	67,594
2.700% due 06/16/2015	30,000	30,523
2.950% due 02/05/2015	27,817	28,076
4.500% due 02/03/2015	6,559	6,654
Province of Quebec
4.600% due 05/26/2015	10,000	10,284
State of North Rhine-Westphalia
0.363% due 03/06/2015	21,800	21,813
1.500% due 01/13/2015	3,700	3,714
Sweden Government International Bond
0.250% due 11/13/2014	29,000	29,006

Total Sovereign Issues (Cost $509,668)		509,728

SHORT-TERM INSTRUMENTS 33.9%

CERTIFICATES OF DEPOSIT 2.8%
Bank of Nova Scotia
0.371% due 10/02/2015	48,000	48,003
Barclays Bank PLC
0.537% due 05/01/2015	30,000	29,999
Credit Agricole Corporate and Investment Bank
0.523% due 07/02/2015	41,000	41,002
0.565% due 11/30/2015	1,900	1,900
Credit Suisse
0.444% due 01/12/2015	6,100	6,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.465% due 03/17/2015	$6,200	$6,200
0.474% due 04/10/2015	40,000	40,001
0.555% due 08/24/2015	15,900	15,896
0.643% due 12/07/2015	10,000	10,010
Kookmin Bank
0.789% due 05/04/2015	2,500	2,500
Sumitomo Mitsui Banking Corp.
0.634% due 03/13/2015	4,000	4,007
0.635% due 04/01/2015	2,000	2,003

		207,623

COMMERCIAL PAPER 7.6%
Amcor Ltd.
0.280% due 10/23/2014	2,500	2,500
AXA Financial, Inc.
0.460% due 06/01/2015	1,800	1,803
0.560% due 06/10/2015	1,800	1,794
B A T INTL FIN
0.250% due 10/07/2014	3,800	3,800
0.260% due 10/06/2014	3,800	3,800
0.270% due 10/06/2014	3,800	3,800
0.290% due 10/17/2014	1,650	1,650
Bacardi Ltd.
0.230% due 10/01/2014	7,000	7,000
Cameron International Corp.
0.270% due 10/09/2014	2,800	2,800
0.270% due 10/15/2014	500	500
Canadian Natural Resources
0.270% due 10/14/2014	7,500	7,499
0.270% due 10/23/2014	10,000	9,998
0.270% due 10/29/2014	1,700	1,700
0.290% due 10/07/2014	5,500	5,500
CBS Corp.
0.260% due 10/28/2014	1,000	1,000
Commonwealth Edison
0.270% due 10/16/2014	5,000	4,999
ConAgra Foods, Inc.
0.480% due 10/06/2014	4,600	4,600
0.480% due 10/16/2014	1,800	1,800
Cox Interprises, Inc.
0.250% due 10/03/2014	7,800	7,800
0.250% due 10/07/2014	5,000	5,000
0.260% due 10/01/2014	2,200	2,200
0.260% due 10/07/2014	10,000	10,000
0.270% due 10/14/2014	5,300	5,299
0.270% due 10/16/2014	10,051	10,050
0.280% due 10/08/2014	5,000	5,000
Dominion Resources
0.220% due 10/02/2014	5,000	5,000
Duke Energy Corp.
0.230% due 10/07/2014	2,700	2,700
0.240% due 10/07/2014	2,700	2,700
0.260% due 10/14/2014	3,000	3,000
Enbridge, Inc.
0.240% due 10/02/2014	2,500	2,500
0.260% due 10/22/2014	2,000	2,000
0.270% due 10/14/2014	1,800	1,800
0.270% due 10/16/2014	5,000	4,999
0.270% due 10/17/2014	7,000	6,999
0.270% due 10/21/2014	7,000	6,999
0.270% due 10/24/2014	10,000	9,998
0.280% due 10/08/2014	7,500	7,500
0.280% due 10/20/2014	9,000	8,999
0.320% due 10/23/2014	4,500	4,499
ENI Finance USA, Inc.
0.720% due 09/24/2015	5,000	4,977

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	181

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Prods Oper LLC
0.280% due 10/07/2014	$7,000	$7,000
Erste Abwicklungsanstalt
0.170% due 12/12/2014	25,000	24,992
Ford Motor Credit Co.
0.680% due 04/06/2015	4,000	3,987
0.680% due 04/20/2015	5,000	4,983
0.720% due 03/03/2015	5,000	4,988
0.760% due 01/05/2015	5,350	5,343
General Mills, Inc.
0.150% due 10/02/2014	10,000	10,000
Georgia Pacific LLC
0.260% due 10/24/2014	3,000	2,999
0.280% due 10/28/2014	5,000	4,999
Glencore Funding LLC
0.330% due 10/22/2014	3,500	3,499
0.330% due 11/05/2014	1,500	1,499
0.350% due 10/01/2014	1,900	1,900
0.370% due 11/03/2014	7,500	7,497
0.380% due 10/20/2014	2,400	2,399
0.410% due 10/15/2014	1,700	1,700
0.580% due 10/07/2014	2,500	2,500
0.690% due 10/03/2014	5,000	5,000
0.690% due 10/06/2014	5,000	4,999
Hewlett-Packard Co.
0.270% due 10/27/2014	7,500	7,499
Hitachi America Ltd.
0.300% due 10/01/2014	4,900	4,900
0.320% due 10/01/2014	17,000	17,000
0.320% due 10/15/2014	3,800	3,799
Holcim U.S. Finance SARL & Cie S.C.S.
0.390% due 11/13/2014	1,400	1,399
Kansas City Southern Railway
0.520% due 10/09/2014	5,000	4,999
0.550% due 10/03/2014	1,000	1,000
Macquarie Bank Ltd.
0.433% due 05/14/2015	5,000	5,000
0.534% due 04/10/2015	26,000	26,003
0.547% due 05/06/2015	18,000	18,002
0.550% due 05/01/2015	3,600	3,600
Mohawk Industries, Inc.
0.520% due 10/01/2014	10,000	10,000
NBCUniversal Enterprise, Inc.
0.250% due 10/10/2014	3,300	3,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nederlandse Waterschafsbank N.V.
0.236% due 12/05/2014	$5,500	$5,500
NiSource Finance Corp.
0.620% due 10/14/2014	5,000	4,999
Nissan Motor Corp.
0.260% due 10/15/2014	10,000	9,999
Pearson Holdings
0.250% due 10/07/2014	3,400	3,400
0.270% due 10/01/2014	2,500	2,500
0.290% due 10/02/2014	3,000	3,000
0.290% due 10/06/2014	1,400	1,400
Tesco Treasury Services PLC
1.024% due 08/17/2015	13,300	13,202
1.024% due 08/18/2015	2,000	1,985
Thermo Fisher Scientific, Inc.
0.410% due 10/01/2014	6,300	6,300
0.410% due 10/10/2014	3,500	3,500
0.410% due 10/15/2014	5,000	4,999
Time Warner Cable
0.250% due 10/03/2014	5,000	5,000
0.280% due 10/16/2014	6,800	6,799
0.280% due 10/17/2014	3,000	3,000
0.280% due 10/27/2014	4,700	4,699
TransCanada Corp.
0.280% due 10/16/2014	15,000	14,998
Vodafone Group PLC
0.485% due 06/01/2015	10,000	9,969
0.600% due 06/29/2015	25,000	24,909
VW CR, Inc.
0.250% due 10/08/2014	3,600	3,600
0.250% due 10/10/2014	7,500	7,499
0.260% due 10/20/2014	15,000	14,998
0.270% due 10/14/2014	5,000	4,999
0.270% due 10/27/2014	1,000	1,000
Whirlpool Corp.
0.270% due 10/16/2014	3,500	3,500
0.320% due 10/16/2014	5,000	4,999
WPP CP LLC
0.540% due 12/10/2014	2,800	2,798

		566,898

REPURCHASE AGREEMENTS (a) 13.4%
		999,412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 10.1%
AmeriCredit Automobile Receivables Trust
0.230% due 08/10/2015	$3,000	$3,000
Federal Farm Credit Bank
0.130% due 06/17/2015	6,000	5,999
Federal Home Loan Bank
0.090% due 02/27/2015 - 03/04/2015	199,800	199,781
0.095% due 11/25/2014	4,700	4,700
0.100% due 03/10/2015	241,700	241,686
0.115% due 02/25/2015	175,000	175,017
0.120% due 05/27/2015	5,300	5,300
0.125% due 10/02/2014 - 06/19/2015	38,350	38,356
0.132% due 12/09/2014	15,000	15,002
0.190% due 09/08/2015	15,000	15,001
0.200% due 09/15/2015	15,000	15,001
Fosse Master Issuer PLC
0.274% due 04/18/2015	16,000	16,013
Honda Auto Receivables Owner Trust
0.180% due 05/18/2015	1,863	1,863
0.190% due 08/17/2015	2,349	2,349
Nissan Auto Lease Trust
0.180% due 06/15/2015	1,441	1,441
Porsche Innovative Lease Owner Trust
0.190% due 09/21/2015	2,000	2,000
Santander Drive Auto Receivables Trust
0.250% due 06/15/2015 - 09/15/2015	5,833	5,833
Southern California Edison Co.
0.265% due 01/26/2015	695	695

		749,037

Total Short-Term Instruments (Cost $2,522,807)		2,522,970

Total Investments in Securities (Cost $7,423,837)		7,424,711

Total Investments 99.9% (Cost $7,423,837)		$7,424,711

Other Assets and Liabilities, net 0.1%		7,040

Net Assets 100.0%		$7,431,751

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.120%	05/05/2014	11/05/2014	$33,000	Fannie Mae 3.000% - 3.500% due 04/01/2027 - 03/01/2043	$(33,248)	$33,000	$33,016
BOS	0.000%	09/30/2014	10/01/2014	26,600	U.S. Treasury Notes 2.125% due 09/30/2021	(27,104)	26,600	26,600
	0.050%	10/01/2014	10/02/2014	75,000	U.S. Treasury Notes 1.375% due 09/30/2018	(76,458)	75,000	75,000
BPG	0.000%	09/30/2014	10/01/2014	6,700	U.S. Treasury Notes 1.375% due 05/31/2020	(6,834)	6,700	6,700
NMO	0.000%	09/30/2014	10/01/2014	26,200	U.S. Treasury Bills 0.071% due 08/20/2015	(26,735)	26,200	26,200
NXN	0.000%	09/30/2014	10/01/2014	820,000	U.S. Treasury Inflation Protected Securities 0.125% - 3.875% due 01/15/2022 - 04/15/2029	(837,258)	820,000	820,000
SSB	0.000%	09/30/2014	10/01/2014	5,012	U.S. Treasury Notes 1.500% due 02/28/2019	(5,114)	5,012	5,012
TDM	0.010%	09/30/2014	10/01/2014	6,900	U.S. Treasury Bonds 4.250% due 11/15/2040	(7,008)	6,900	6,900

Total Repurchase Agreements						$(1,019,759)	$999,412	$999,428

(1)	Includes accrued interest.

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$33,016	$0	$0	$0	$33,016	$(33,603)	$(587)
BOS	101,600	0	0	0	101,600	(103,562)	(1,962)
BPG	6,700	0	0	0	6,700	(6,834)	(134)
NMO	26,200	0	0	0	26,200	(26,735)	(535)
NXN	820,000	0	0	0	820,000	(837,258)	(17,258)
SSB	5,012	0	0	0	5,012	(5,114)	(102)
TDM	6,900	0	0	0	6,900	(7,008)	(108)

Total Borrowings and Other Financing Transactions	$999,428	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,895,598	$24,992	$1,920,590
Industrials	0	460,598	0	460,598
Utilities	0	58,116	0	58,116
Municipal Bonds & Notes
Colorado	0	1,919	0	1,919
Indiana	0	11,001	0	11,001
New York	0	8,845	0	8,845
Virginia	0	100	0	100

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
U.S. Government Agencies	$0	$1,858,545	$0	$1,858,545
Asset-Backed Securities	0	72,299	0	72,299
Sovereign Issues	0	509,728	0	509,728
Short-Term Instruments
Certificates of Deposit	0	207,623	0	207,623
Commercial Paper	0	566,898	0	566,898
Repurchase Agreements	0	999,412	0	999,412
Short-Term Notes	0	749,037	0	749,037

Total Investments	$0	$7,399,719	$24,992	$7,424,711

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	183

Schedule of Investments PIMCO U.S. Government Sector Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.6%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	$275	$286

Total Corporate Bonds & Notes (Cost $276)		286

MUNICIPAL BONDS & NOTES 0.1%

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,635	1,644

NEW YORK 0.0%
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,100	1,233

Total Municipal Bonds & Notes (Cost $2,737)		2,877

U.S. GOVERNMENT AGENCIES 20.3%
Egypt Government AID Bond
4.450% due 09/15/2015	35,000	36,391
Fannie Mae
0.222% due 12/25/2036	834	819
0.275% due 03/25/2034	795	791
0.285% due 03/25/2036	558	528
0.375% due 07/25/2032	662	646
0.395% due 06/25/2033	315	304
0.415% due 06/25/2032	1	1
0.475% due 03/25/2032	424	403
0.495% due 11/25/2032	3	2
0.500% due 09/28/2015 - 03/30/2016	48,500	48,550
0.505% due 05/25/2042	335	336
0.605% due 08/25/2021 - 03/25/2022	29	30
0.755% due 08/25/2022	9	9
0.855% due 04/25/2022	18	18
1.055% due 04/25/2032	302	310
1.125% due 04/27/2017	100,000	100,532
1.318% due 02/01/2041 - 10/01/2044	6,447	6,630
1.518% due 11/01/2030	1	1
1.781% due 03/01/2035	944	998
1.918% due 11/01/2020	9	9
1.970% due 02/01/2026	9	9
1.979% due 11/01/2035	359	380
2.013% due 06/01/2021	589	616
2.041% due 11/01/2035	449	475
2.061% due 09/01/2033	2	2
2.125% due 12/01/2032	5	5
2.210% due 08/01/2036	281	300
2.244% due 05/01/2025	8	8
2.250% due 03/15/2016 (c)	54,300	55,724
2.250% due 09/01/2022 - 10/01/2032	26	27
2.251% due 07/01/2018 - 06/01/2032	96	98
2.266% due 12/01/2022 - 01/01/2036	3,527	3,779
2.270% due 09/01/2028	6	6
2.302% due 09/01/2031	41	43
2.362% due 12/01/2035	117	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 05/01/2022	$8	$8
2.393% due 12/01/2029	8	8
2.395% due 12/01/2029	21	21
2.400% due 12/01/2031 - 05/01/2032	6	7
2.597% due 12/01/2029	3	3
2.687% due 09/01/2017	9	10
2.691% due 01/01/2018	3	3
2.722% due 10/01/2025 - 03/01/2026	29	29
2.743% due 03/01/2018	6	7
3.625% due 06/01/2025	7	7
3.848% due 08/01/2028	11	11
4.000% due 05/01/2030 - 12/01/2041	4,630	4,896
4.500% due 04/01/2028 - 11/01/2029	1,047	1,136
4.953% due 09/01/2026	199	199
6.000% due 06/01/2037	136	154
Freddie Mac
0.395% due 07/25/2031	328	318
0.654% due 06/15/2030 - 12/15/2032	131	132
0.704% due 06/15/2031	62	63
0.854% due 02/15/2027	9	9
0.875% due 03/07/2018	47,600	46,811
1.000% due 03/08/2017	27,700	27,782
1.318% due 10/25/2044 - 02/25/2045	4,332	4,466
1.518% due 07/25/2044	2,110	2,188
1.837% due 08/01/2019	21	21
2.004% due 02/01/2024	30	31
2.138% due 07/01/2020	40	42
2.209% due 03/01/2035	317	320
2.221% due 06/01/2035	4,337	4,612
2.265% due 04/01/2027	4	4
2.333% due 05/01/2032	16	16
2.350% due 02/01/2032	4	5
2.354% due 12/01/2031	1	1
2.355% due 03/01/2025 - 02/01/2032	15	15
2.356% due 08/01/2031	2	2
2.375% due 12/01/2031	51	52
2.426% due 02/01/2035	1,763	1,883
2.493% due 07/01/2029	12	13
2.557% due 01/01/2032	16	17
2.585% due 02/01/2018	11	12
3.006% due 08/01/2020	11	12
3.793% due 02/01/2025	7	7
4.500% due 06/15/2035 - 09/15/2035	6,482	6,984
5.000% due 01/15/2034	9,316	10,124
5.400% due 03/17/2021	500	534
5.500% due 08/15/2030 - 10/01/2039	419	466
6.500% due 10/25/2043	958	1,090
Ginnie Mae
1.625% due 04/20/2023 - 04/20/2032	1,966	2,034
2.000% due 10/20/2024 - 05/20/2030	262	270
5.000% due 05/20/2034	35,325	38,245
Israel Government AID Bond
0.000% due 11/01/2024	133,000	97,531
5.500% due 09/18/2023	61,330	74,265
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 01/15/2030	18,080	10,952

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	$246	$247
1.000% due 03/25/2025 - 07/25/2025	262	264
1.100% due 01/25/2019	208	209
4.500% due 03/01/2023	327	347
4.760% due 09/01/2025	10,618	11,278
4.770% due 04/01/2024	2,692	2,849
4.930% due 01/01/2024	1,847	1,980
5.240% due 08/01/2023	1,110	1,202
7.060% due 11/01/2019	188	207
7.220% due 11/01/2020	216	229
U.S. Department of Housing and Urban Development
5.190% due 08/01/2016	2,570	2,576

Total U.S. Government Agencies (Cost $574,254)		618,120

U.S. TREASURY OBLIGATIONS 52.7%
U.S. Treasury Bonds
5.500% due 08/15/2028 (c)	3,545	4,656
8.000% due 11/15/2021	44,700	61,896
8.125% due 05/15/2021	100,000	137,402
U.S. Treasury Notes
0.250% due 10/31/2014 (c)	23,310	23,315
0.250% due 11/30/2014 (c)	4,200	4,201
0.250% due 02/28/2015 (c)	17,869	17,885
0.500% due 10/15/2014 (c)	6,007	6,008
1.250% due 09/30/2015 (c)	3,066	3,100
1.875% due 09/30/2017 (c)	20,191	20,648
2.125% due 09/30/2021	702,000	697,777
2.375% due 08/15/2024	23,500	23,237
2.500% due 05/15/2024	576,230	576,838
2.750% due 11/15/2023 (c)	25,200	25,840

Total U.S. Treasury Obligations (Cost $1,599,202)		1,602,803

MORTGAGE-BACKED SECURITIES 5.9%
Bear Stearns Adjustable Rate Mortgage Trust
2.405% due 04/25/2033	107	109
2.504% due 04/25/2033	218	223
2.595% due 04/25/2033	11	11
2.655% due 11/25/2034	1,828	1,864
2.667% due 02/25/2033	59	56
2.759% due 01/25/2034	489	499
Bear Stearns ALT-A Trust
0.315% due 02/25/2034	2,956	2,744
2.583% due 11/25/2036	29,772	20,682
2.651% due 11/25/2036	21,113	15,527
CBA Commercial Small Balance Commercial Mortgage
0.435% due 12/25/2036	1,187	928
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.405% due 08/25/2035	872	804
Citigroup Mortgage Loan Trust, Inc.
2.514% due 05/25/2035	1,539	1,546
Countrywide Alternative Loan Trust
0.315% due 02/25/2047	937	833
0.334% due 02/20/2047	8,986	6,812
0.335% due 05/25/2047	6,033	5,142
0.355% due 05/25/2036	586	492
0.364% due 03/20/2046	6,662	5,288
0.365% due 05/25/2035	1,217	1,052
0.435% due 12/25/2035	401	355
1.115% due 02/25/2036	535	491
5.500% due 03/25/2036	2,587	2,165

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.385% due 05/25/2035	$1,892	$1,641
0.445% due 04/25/2035	389	322
0.485% due 02/25/2035	1,211	1,147
0.495% due 02/25/2035	742	681
2.363% due 09/20/2036 ^	7,728	6,519
2.508% due 04/25/2035	713	653
Credit Suisse First Boston Mortgage Securities Corp.
2.276% due 06/25/2032	39	30
Downey Savings & Loan Association Mortgage Loan Trust
0.413% due 08/19/2045	955	870
First Republic Bank Mortgage Pass-Through Certificates
0.635% due 06/25/2030	341	344
First Republic Mortgage Loan Trust
0.654% due 11/15/2030	359	366
Greenpoint Mortgage Funding Trust
0.375% due 06/25/2045	923	827
GSR Mortgage Loan Trust
2.600% due 04/25/2036	7,837	7,161
HarborView Mortgage Loan Trust
0.283% due 03/19/2037	2,245	1,880
0.373% due 05/19/2035	2,661	2,295
0.893% due 02/19/2034	286	285
Impac CMB Trust
1.155% due 07/25/2033	94	89
IndyMac Mortgage Loan Trust
0.475% due 02/25/2035	3,742	3,509
JPMorgan Mortgage Trust
2.583% due 07/25/2035	1,735	1,750
2.718% due 02/25/2036	2,065	1,856
MASTR Adjustable Rate Mortgages Trust
2.406% due 05/25/2034	355	349
MASTR Asset Securitization Trust
5.500% due 09/25/2033	162	170
Merrill Lynch Mortgage Investors Trust
1.832% due 12/25/2032	149	150
Prime Mortgage Trust
5.000% due 02/25/2019	44	45
Residential Accredit Loans, Inc. Trust
0.455% due 08/25/2035	1,905	1,517
0.555% due 03/25/2033	809	803
1.475% due 09/25/2045	782	639
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	750	851
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	46	48
Sequoia Mortgage Trust
0.504% due 07/20/2033	1,613	1,547
0.624% due 07/20/2033	1,135	1,010
0.853% due 10/19/2026	876	871
Structured Adjustable Rate Mortgage Loan Trust
1.518% due 01/25/2035	645	524
Structured Asset Mortgage Investments Trust
0.375% due 05/25/2036	25,775	19,426
0.443% due 07/19/2034	344	344
0.853% due 03/19/2034	601	600
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035	689	656
WaMu Mortgage Pass-Through Certificates Trust
0.415% due 11/25/2045	2,068	1,960
0.425% due 12/25/2045	1,168	1,126
0.845% due 01/25/2047	1,671	1,578
0.925% due 12/25/2046	3,416	3,260
1.095% due 06/25/2046	4,702	4,567
1.115% due 02/25/2046	3,375	3,228
1.315% due 11/25/2042	623	612

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.176% due 05/25/2046	$706	$609
2.176% due 07/25/2046	7,829	7,162
2.176% due 08/25/2046	19,905	18,826
2.176% due 09/25/2046	3,362	3,170
2.176% due 10/25/2046	1,587	1,497
2.176% due 12/25/2046	1,694	1,654
2.406% due 03/25/2034	228	230
Washington Mutual Mortgage Loan Trust
1.314% due 05/25/2041	120	120
Washington Mutual Mortgage Pass-Through Certificates Trust
2.027% due 02/25/2033	17	17
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	49	49
Wells Fargo Mortgage-Backed Securities Trust
2.490% due 11/25/2033	70	71

Total Mortgage-Backed Securities (Cost $213,366)		179,136

ASSET-BACKED SECURITIES 0.5%
Asset-Backed Securities Corp. Home Equity Loan Trust
0.235% due 05/25/2037	36	22
0.674% due 06/15/2031	273	266
0.694% due 11/15/2031	28	27
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036	73	74
0.265% due 11/25/2036	3,269	3,133
0.815% due 10/25/2032	64	61
Carrington Mortgage Loan Trust
0.205% due 12/25/2036	58	58
0.475% due 10/25/2035	209	208
CIT Group Home Equity Loan Trust
0.695% due 06/25/2033	252	237
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,141	793
Countrywide Asset-Backed Certificates
0.335% due 09/25/2036	993	971
0.345% due 06/25/2036	765	748
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032	109	103
Credit-Based Asset Servicing and Securitization LLC
0.225% due 01/25/2037 ^	1,306	601
GE-WMC Mortgage Securities Trust
0.195% due 08/25/2036	99	49
GSAMP Trust
0.225% due 12/25/2036	682	374
0.335% due 11/25/2035	216	39
Home Equity Asset Trust
1.075% due 02/25/2033	1	1
HSI Asset Securitization Corp. Trust
0.205% due 10/25/2036	191	107
IXIS Real Estate Capital Trust
0.215% due 05/25/2037	43	21
JPMorgan Mortgage Acquisition Trust
0.215% due 03/25/2047	248	242
0.235% due 08/25/2036	49	24
L.A. Arena Funding LLC
7.656% due 12/15/2026	50	56
Lehman ABS Mortgage Loan Trust
0.245% due 06/25/2037	808	520
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034	1,548	1,419
MASTR Asset-Backed Securities Trust
0.205% due 11/25/2036	128	59
Merrill Lynch Mortgage Investors Trust
0.275% due 02/25/2037	421	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mid-State Trust
7.340% due 07/01/2035	$153	$165
Morgan Stanley ABS Capital, Inc. Trust
0.215% due 05/25/2037	483	328
Morgan Stanley IXIS Real Estate Capital Trust
0.205% due 11/25/2036	49	28
Morgan Stanley Mortgage Loan Trust
0.225% due 01/25/2047	253	252
New Century Home Equity Loan Trust
0.335% due 05/25/2036	1,085	719
Renaissance Home Equity Loan Trust
0.855% due 08/25/2032	2	2
Salomon Brothers Mortgage Securities, Inc.
1.505% due 01/25/2032	147	136
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036 ^	2,007	752
0.235% due 11/25/2036 ^	791	337
Soundview Home Loan Trust
0.215% due 11/25/2036	676	275
0.235% due 06/25/2037	412	248
Structured Asset Securities Corp. Mortgage Loan Trust
0.255% due 01/25/2037	158	158

Total Asset-Backed Securities (Cost $19,112)		13,813

SHORT-TERM INSTRUMENTS 17.1%

REPURCHASE AGREEMENTS (a) 9.4%
		285,771

SHORT-TERM NOTES 7.7%
Fannie Mae
0.051% due 03/03/2015	10,100	10,099
0.066% due 05/01/2015	18,200	18,196
0.081% due 01/05/2015	12,800	12,800
0.096% due 01/20/2015 - 01/28/2015	29,400	29,399
0.101% due 02/17/2015 - 03/02/2015	12,400	12,399
0.112% due 03/02/2015	27,300	27,298
0.152% due 07/01/2015	3,300	3,299
Federal Home Loan Bank
0.101% due 01/26/2015 - 02/23/2015	19,700	19,700
0.125% due 06/19/2015	2,200	2,200
Freddie Mac
0.091% due 01/08/2015 - 01/21/2015	11,700	11,700
0.096% due 02/19/2015	3,200	3,200
0.107% due 03/16/2015 - 03/19/2015	53,100	53,095
0.152% due 07/10/2015	500	500
0.157% due 07/21/2015 - 07/22/2015	31,500	31,485

		235,370

Total Short-Term Instruments (Cost $521,051)		521,141

Total Investments in Securities (Cost $2,929,998)		2,938,176

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	185

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 26.6%

SHORT-TERM INSTRUMENTS 26.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.6%
PIMCO Short-Term Floating NAV Portfolio	5,315,988	$53,192
PIMCO Short-Term Floating NAV Portfolio III	75,553,635	754,856

Total Short-Term Instruments (Cost $808,066)		808,048

Total Investments in Affiliates (Cost $808,066)		808,048

Total Investments 123.2% (Cost $3,738,064)		$3,746,224

Financial Derivative Instruments (b) (0.1%) (Cost or Premiums, net $120)		(2,216)

Other Assets and Liabilities, net (23.1%)		(702,291)

Net Assets 100.0%		$3,041,717

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
IND	0.000%	09/30/2014	10/01/2014	$15,000	U.S. Treasury Notes 2.625% due 11/15/2020	$(15,306)	$15,000	$15,000
NMO	0.000%	09/30/2014	10/01/2014	69,900	U.S. Treasury Bills 0.004% - 0.005% due 12/18/2014 - 01/15/2015	(71,324)	69,900	69,900
RYL	0.000%	09/30/2014	10/01/2014	200,000	U.S. Treasury Notes 3.375% due 11/15/2019	(204,077)	200,000	200,000
SSB	0.000%	09/30/2014	10/01/2014	871	U.S. Treasury Notes 1.500% due 02/28/2019	(890)	871	871

Total Repurchase Agreements						$(291,597)	$285,771	$285,771

(1)	Includes accrued interest.

As of September 30, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended September 30, 2014 was $85,354 at a weighted average interest rate of (0.582%).

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BOA	Fannie Mae	4.000%	10/01/2044	$11,000	$(11,598)	$(11,594)
	Fannie Mae	4.000%	11/01/2044	1,000	(1,051)	(1,051)
FOB	Fannie Mae	4.000%	11/01/2044	5,000	(5,249)	(5,254)
	Fannie Mae	4.500%	11/01/2044	3,000	(3,225)	(3,229)

Total Short Sales					$(21,123)	$(21,128)

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
IND	$15,000	$0	$0	$0	$15,000	$(15,306)	$(306)
NMO	69,900	0	0	0	69,900	(71,324)	(1,424)
RYL	200,000	0	0	0	200,000	(204,077)	(4,077)
SSB	871	0	0	0	871	(890)	(19)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(12,645)	(12,645)	0	(12,645)
FOB	0	0	0	(8,483)	(8,483)	0	(8,483)

Total Borrowings and Other Financing Transactions	$285,771	$0	$0	$ (21,128)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note November Futures	$116.000	10/24/2014	9,000	$78	$78
Put - CBOT U.S. Treasury 10-Year Note December Futures	111.000	11/21/2014	1,000	8	15
Put - CBOT U.S. Treasury 10-Year Note December Futures	112.000	11/21/2014	4,000	34	57

				$120	$150

Total Purchased Options				$120	$150

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	8,039	$(1,071)	$0	$(201)
90-Day Eurodollar June Futures	Long	06/2016	5,322	949	0	(266)
90-Day Eurodollar March Futures	Long	03/2016	10,653	(4,211)	0	(533)
U.S. Treasury 5-Year Note December Futures	Long	12/2014	9,000	(362)	0	(362)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	23,737	(18,251)	0	(2,967)
U.S. Treasury 30-Year Bond December Futures	Long	12/2014	2,805	(87)	0	(1,139)

Total Futures Contracts				$(23,033)	$0	$(5,468)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$288,000	$(20,038)	$(10,422)	$1,725	$0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	260,600	(31,616)	(18,962)	1,623	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044	40,100	2,146	159	0	(246)

					$(49,508)	$(29,225)	$3,348	$(246)

Total Swap Agreements					$(49,508)	$(29,225)	$3,348	$(246)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	187

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(c)	Securities with an aggregate market value of $84,873 and cash of $342 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$150	$0	$3,348	$3,498	$0	$(5,468)	$(246)	$(5,714)

WRITTEN OPTIONS:

AS OF SEPTEMBER 30, 2014 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	5,250	$320,000	$(3,643)
Sales	0	0	0
Closing Buys	0	0	0
Expirations	(5,250)	(320,000)	3,643
Exercised	0	0	0

Balance at End of Period	0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$150	$150
Swap Agreements	0	0	0	0	3,348	3,348

	$0	$0	$0	$0	$3,498	$3,498

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,468	$5,468
Swap Agreements	0	0	0	0	246	246

	$0	$0	$0	$0	$5,714	$5,714

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(205)	$(205)
Written Options	0	0	0	0	2,043	2,043
Futures	0	0	0	0	59,000	59,000
Swap Agreements	0	0	0	0	(31,436)	(31,436)

	$0	$0	$0	$0	$29,402	$29,402

Over the counter
Written Options	$0	$0	$0	$0	$1,600	$1,600

	$0	$0	$0	$0	$31,002	$31,002

188	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$35	$35
Written Options	0	0	0	0	(261)	(261)
Futures	0	0	0	0	1,491	1,491
Swap Agreements	0	0	0	0	(12,096)	(12,096)

	$0	$0	$0	$0	$(10,831)	$(10,831)

Over the counter
Written Options	$0	$0	$0	$0	$(217)	$(217)

	$0	$0	$0	$0	$(11,048)	$(11,048)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$286	$0	$286
Municipal Bonds & Notes
Iowa	0	1,644	0	1,644
New York	0	1,233	0	1,233
U.S. Government Agencies	0	618,120	0	618,120
U.S. Treasury Obligations	0	1,602,803	0	1,602,803
Mortgage-Backed Securities	0	179,136	0	179,136
Asset-Backed Securities	0	13,813	0	13,813
Short-Term Instruments
Repurchase Agreements	0	285,771	0	285,771
Short-Term Notes	0	235,370	0	235,370
	$0	$2,938,176	$0	$2,938,176

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$808,048	$0	$0	$808,048

Total Investments	$808,048	$2,938,176	$0	$3,746,224

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,128)	$0	$(21,128)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$78	$3,420	$0	$3,498

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(5,468)	$(246)	$0	$(5,714)

Totals	$802,658	$2,920,222	$0	$3,722,880

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	189

Consolidated Schedule of Investments PIMCO International Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.0%

CANADA 10.0%

SOVEREIGN ISSUES 10.0%
Canada Government International Bond
3.750% due 06/01/2019	CAD	1,210	$1,187
4.000% due 06/01/2041		580	648
4.250% due 06/01/2018		1,300	1,278
Canada Housing Trust
2.650% due 03/15/2022		5,000	4,565
2.750% due 12/15/2015		100	91
Hydro-Quebec
2.000% due 06/30/2016		$4,500	4,602
Province of Ontario
3.150% due 12/15/2017		25,000	26,369
4.000% due 06/02/2021	CAD	5,500	5,367
4.200% due 06/02/2020		54,900	54,072
Province of Quebec
4.500% due 12/01/2018		21,800	21,486
4.500% due 12/01/2020		25,000	25,029
5.000% due 12/01/2041		8,000	8,743
6.250% due 06/01/2032		10,000	12,097

Total Canada (Cost $169,777)			165,534

GERMANY 2.3%

CORPORATE BONDS & NOTES 2.3%
FMS Wertmanagement AoeR
2.375% due 12/15/2014	EUR	29,800	37,824

Total Germany (Cost $38,216)			37,824

ITALY 21.0%

SOVEREIGN ISSUES 21.0%
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	50,000	64,130
2.500% due 05/01/2019		75,000	101,113
3.500% due 11/01/2017		90,000	123,608
3.500% due 06/01/2018		20,000	27,728
3.750% due 05/01/2021		20,000	28,662

Total Italy (Cost $363,253)			345,241

NETHERLANDS 5.4%

SOVEREIGN ISSUES 5.4%
Netherlands Government Bond
3.500% due 07/15/2020	EUR	35,000	52,062
4.500% due 07/15/2017		25,500	36,246

Total Netherlands (Cost $85,746)			88,308

NORWAY 0.5%

SOVEREIGN ISSUES 0.5%
Kommunalbanken A/S
1.750% due 10/05/2015		$7,500	7,608

Total Norway (Cost $7,584)			7,608

SPAIN 19.8%

SOVEREIGN ISSUES 19.8%
Spain Government International Bond
2.100% due 04/30/2017	EUR	50,000	65,826
2.750% due 04/30/2019		100,400	137,712
3.250% due 04/30/2016		25,000	33,065
3.750% due 10/31/2015		15,200	19,933
4.000% due 04/30/2020		30,000	43,907
4.500% due 01/31/2018		18,600	26,508

Total Spain (Cost $343,349)			326,951

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 5.5%

SOVEREIGN ISSUES 5.5%
United Kingdom Gilt
5.000% due 03/07/2018	GBP	50,000	$90,849

Total United Kingdom (Cost $83,351)			90,849

UNITED STATES 9.2%

ASSET-BACKED SECURITIES 2.0%
AFC Home Equity Loan Trust
0.865% due 12/22/2027		$4	4
Amortizing Residential Collateral Trust
0.735% due 07/25/2032		58	54
0.855% due 10/25/2031		407	369
Argent Securities Trust
0.245% due 07/25/2036		1,708	752
Asset-Backed Funding Certificates Trust
0.855% due 06/25/2034		658	619
Asset-Backed Securities Corp. Home Equity Loan Trust
0.235% due 05/25/2037		71	45
Bear Stearns Asset-Backed Securities Trust
0.645% due 06/25/2036		1,077	1,064
0.815% due 10/25/2032		210	201
BNC Mortgage Loan Trust
0.255% due 05/25/2037		360	346
Carrington Mortgage Loan Trust
0.475% due 10/25/2035		149	149
CIT Group Home Equity Loan Trust
0.695% due 06/25/2033		30	28
Countrywide Asset-Backed Certificates
0.255% due 07/25/2037		6,876	6,834
0.255% due 08/25/2037		467	463
0.345% due 06/25/2036		2,294	2,243
0.895% due 05/25/2032		153	146
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		167	158
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		56	32
0.225% due 01/25/2037 ^		390	179
Equity One Mortgage Pass-Through Trust
0.455% due 04/25/2034		520	432
Home Equity Asset Trust
0.755% due 11/25/2032		1	1
HSI Asset Securitization Corp. Trust
0.205% due 10/25/2036		44	25
Lehman XS Trust
0.305% due 04/25/2037 ^		135	99
Long Beach Mortgage Loan Trust
0.715% due 10/25/2034		28	26
Merrill Lynch Mortgage Investors Trust
0.235% due 09/25/2037		44	12
Morgan Stanley ABS Capital, Inc. Trust
0.215% due 05/25/2037		134	91
0.255% due 11/25/2036		10,637	7,434
Park Place Securities, Inc.
0.415% due 09/25/2035		117	117
SLM Student Loan Trust
1.734% due 04/25/2023		10,449	10,840
Soundview Home Loan Trust
0.215% due 11/25/2036		338	138
Structured Asset Securities Corp. Mortgage Loan Trust
1.655% due 04/25/2035		20	19
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036		37	19

			32,939

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%
Cardinal Health, Inc.
6.000% due 06/15/2017	$2,600	$2,896
Computer Sciences Corp.
6.500% due 03/15/2018	4,600	4,945
Maytag Corp.
5.000% due 05/15/2015	5,700	5,843
Mohawk Industries, Inc.
6.125% due 01/15/2016	4,667	4,976
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018	5,000	5,802

		24,462

MORTGAGE-BACKED SECURITIES 2.4%
American Home Mortgage Investment Trust
2.069% due 10/25/2034	17	17
Bear Stearns ALT-A Trust
2.356% due 01/25/2036 ^	1,941	1,518
2.516% due 08/25/2036 ^	58	43
Citigroup Mortgage Loan Trust, Inc.
2.564% due 08/25/2035	124	123
Countrywide Alternative Loan Trust
0.315% due 02/25/2047	244	217
0.334% due 02/20/2047	10,266	7,783
0.345% due 11/25/2046	611	492
0.364% due 03/20/2046	840	667
0.415% due 12/25/2035	102	91
0.435% due 12/25/2035	401	355
0.435% due 02/25/2037	286	231
0.455% due 08/25/2035	883	770
0.455% due 12/25/2035	1,712	1,472
0.505% due 09/25/2035	3,168	2,810
Countrywide Home Loan Mortgage Pass-Through Trust
0.385% due 05/25/2035	298	258
0.445% due 03/25/2035	1,288	986
0.445% due 04/25/2035	16	13
0.475% due 03/25/2035	7,633	5,929
0.485% due 02/25/2035	22	21
0.755% due 03/25/2035	62	56
0.915% due 09/25/2034	24	24
2.493% due 08/25/2034	72	64
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	31	32
Deutsche ALT-B Securities, Inc.
0.255% due 10/25/2036 ^	7	5
Downey Savings & Loan Association Mortgage Loan Trust
0.363% due 03/19/2045	1,160	1,061
0.413% due 08/19/2045	434	395
0.483% due 09/19/2045	2,911	2,162
Greenpoint Mortgage Funding Trust
0.385% due 06/25/2045	2,928	2,543
HarborView Mortgage Loan Trust
0.393% due 06/19/2035	768	679
0.393% due 01/19/2036	236	167
0.393% due 03/19/2036	2,758	2,021
0.403% due 01/19/2036	3,691	2,603
0.463% due 11/19/2035	509	457
0.483% due 09/19/2035	43	33
0.494% due 06/20/2035	108	105
Nomura Asset Acceptance Corp.
2.432% due 10/25/2035	56	51
Residential Accredit Loans, Inc. Trust
0.365% due 04/25/2046	214	108
Sequoia Mortgage Trust
0.504% due 07/20/2033	1,395	1,338
0.690% due 10/20/2034	642	624
0.853% due 10/19/2026	19	19

190	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.443% due 07/19/2034	$11	$11
Thornburg Mortgage Securities Trust
0.695% due 03/25/2044	213	190
WaMu Mortgage Pass-Through Certificates Trust
0.445% due 10/25/2045	55	53
0.465% due 01/25/2045	32	31
0.475% due 01/25/2045	32	31
0.475% due 07/25/2045	32	31
0.925% due 12/25/2046	256	244
1.315% due 11/25/2042	5	5
1.515% due 08/25/2042	20	20
1.926% due 02/27/2034	17	17
2.176% due 10/25/2046	74	70
2.176% due 11/25/2046	621	576
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 04/25/2036	28	28
2.618% due 09/25/2034	246	253

		39,903

U.S. GOVERNMENT AGENCIES 0.5%
Fannie Mae
0.275% due 03/25/2034	20	20
0.305% due 08/25/2034	14	14
0.505% due 09/25/2042	60	60
0.555% due 06/25/2029	5	5
2.006% due 12/01/2034	17	17
2.485% due 11/01/2034	64	69
2.633% due 12/01/2030	4	4
6.000% due 07/25/2044	33	37
7.000% due 09/25/2023	28	31
8.800% due 01/25/2019	41	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.305% due 09/25/2035	$3,006	$3,010
0.384% due 02/15/2019	1,561	1,565
0.435% due 09/25/2031	42	40
0.604% due 12/15/2031	2	2
1.318% due 10/25/2044 - 02/25/2045	206	212
1.518% due 07/25/2044	42	44
2.235% due 10/01/2036	105	112
4.500% due 02/15/2020	1	1
6.500% due 07/15/2028	554	618
Ginnie Mae
1.625% due 03/20/2022 - 09/20/2026	399	410
2.000% due 09/20/2024 - 06/20/2030	990	1,034
6.000% due 08/20/2034	910	1,022
Small Business Administration
4.625% due 02/01/2025	54	57
5.090% due 10/01/2025	29	31

		8,460

U.S. TREASURY OBLIGATIONS 2.8%
U.S. Treasury Notes
1.250% due 10/31/2018 (c)(e)	46,000	45,434

Total United States (Cost $161,716)		151,198

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
		5,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%
Federal Home Loan Bank
0.052% due 11/14/2014 †	$700	$700
0.053% due 12/17/2014 †	100	100

		800

Total Short-Term Instruments (Cost $5,929)		5,929

Total Investments in Securities (Cost $1,258,921)		1,219,442

	SHARES
INVESTMENTS IN AFFILIATES 25.2%

SHORT-TERM INSTRUMENTS 25.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.2%
PIMCO Short-Term Floating NAV Portfolio III	41,530,003	414,926

Total Short-Term Instruments (Cost $414,957)		414,926

Total Investments in Affiliates (Cost $414,957)		414,926

Total Investments 99.2% (Cost $1,673,878)		$1,634,368

Financial Derivative Instruments (b)(d) 3.5% (Cost or Premiums, net $837)		56,954

Other Assets and Liabilities, net (2.7%)		(43,829)

Net Assets 100.0%		$1,647,493

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.000%†	09/30/2014	10/01/2014	$600	U.S. Treasury Notes 2.125% due 09/30/2021	$(612)	$600	$600
BPG	0.000%†	09/30/2014	10/01/2014	600	Fannie Mae 4.500% due 05/01/2044	(631)	600	600
JPS	0.000%†	09/30/2014	10/01/2014	600	Fannie Mae 1.670% due 12/17/2018	(619)	600	600
SSB	0.000%	09/30/2014	10/01/2014	529	U.S. Treasury Notes 1.500% due 02/28/2019	(542)	529	529
TDM	0.000%†	09/30/2014	10/01/2014	2,800	U.S. Treasury Notes 2.000% due 09/30/2020	(2,858)	2,800	2,800

Total Repurchase Agreements						$(5,262)	$5,129	$5,129

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	191

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO International Portfolio
Global/Master Repurchase Agreement
SSB	$529	$0	$0	$0	$529	$(542)	$(13)

PIMCO International Portfolio Subsidiary LLC (Subsidiary)
Global/Master Repurchase Agreement
BOS	600	0	0	0	600	(612)	(12)
BPG	600	0	0	0	600	(631)	(31)
JPS	600	0	0	0	600	(619)	(19)
TDM	2,800	0	0	0	2,800	(2,858)	(58)

Total Borrowings and Other Financing Transactions	$5,129	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	775	$427	$24	$0
3-Month Euribor December Futures	Long	12/2016	16	13	1	0
3-Month Euribor June Futures	Long	06/2015	763	1,031	0	0
3-Month Euribor June Futures	Long	06/2016	12	7	0	0
3-Month Euribor March Futures	Long	03/2015	775	846	0	0
3-Month Euribor September Futures	Long	09/2015	762	1,234	12	0
3-Month Euribor September Futures	Long	09/2016	13	9	1	0

Total Futures Contracts				$3,567	$38	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	06/19/2017	CAD	125,000	$426	$871	$21	$0
Pay	3-Month CAD-Bank Bill	2.150%	12/19/2019		46,000	151	160	15	0
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024		17,700	1,091	1,030	22	0

						$1,668	$2,061	$58	$0

Total Swap Agreements						$1,668	$2,061	$58	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(c)	Securities with an aggregate market value of $3,541 and cash of $148 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared (1)	$0	$38	$58	$96	$0	$0	$0	$0

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

192	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2014		CAD	35,117	$		31,873	$528	$0
	10/2014	$		441,653		EUR	346,667	0	(3,796)
	11/2014		EUR	346,667	$		441,747	3,796	0

BPS	10/2014	$		527		EUR	399	0	(23)

BRC	11/2014			4,451		SEK	30,781	0	(186)
	12/2014		GBP	55,016	$		88,490	0	(644)

CBK	10/2014		CAD	47,626			43,266	756	0
	10/2014		EUR	101,337			133,605	5,611	0

FBF	10/2014		JPY	24,539,035			236,184	12,441	0

GLM	10/2014		CAD	35,117			31,714	369	0
	10/2014		EUR	331,644			437,767	18,884	0

HUS	10/2014		CAD	1,089			993	21	0

JPM	10/2014	$		394		EUR	304	0	(10)
	12/2014		GBP	4,553	$		7,429	52	0

MSB	10/2014		EUR	330,133			435,741	18,766	0
	10/2014	$		528,322		EUR	415,744	0	(3,216)
	11/2014		EUR	415,744	$		528,430	3,212	0
	11/2014		SEK	31,430			4,404	49	0

RBC	12/2014	$		2,036		GBP	1,250	0	(10)

UAG	10/2014		CAD	35,117	$		32,018	674	0
	10/2014	$		225,336		JPY	24,539,036	0	(1,592)
	11/2014		JPY	24,539,036	$		225,389	1,597	0

Total Forward Foreign Currency Contracts								$66,756	$(9,477)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Computer Sciences Corp.	(1.160%	)	03/20/2018	0.880%	$ 4,600	$(70)	$25	$0	$(45)
	Starwood Hotels & Resorts Worldwide, Inc.	(1.490%	)	06/20/2018	0.439%	5,000	566	(760)	0	(194)

DUB	Cardinal Health, Inc.	(0.610%	)	06/20/2017	0.161%	2,600	12	(44)	0	(32)
	Whirlpool Corp.	(0.650%	)	06/20/2015	0.080%	5,700	3	(28)	0	(25)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.174%	6,000	326	(451)	0	(125)

							$837	$(1,258)	$0	$(421)

Total Swap Agreements							$837	$(1,258)	$0	$(421)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	193

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(e)	Securities with an aggregate market value of $1,081 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$4,324	$0	$0	$4,324	$(3,796)	$0	$(239)	$(4,035)	$289	$0	$289
BPS	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
BRC	0	0	0	0	(830)	0	0	(830)	(830)	1,081	251
CBK	6,367	0	0	6,367	0	0	0	0	6,367	(5,520)	847
DUB	0	0	0	0	0	0	(57)	(57)	(57)	0	(57)
FBF	12,441	0	0	12,441	0	0	0	0	12,441	(11,780)	661
GLM	19,253	0	0	19,253	0	0	0	0	19,253	(16,950)	2,303
HUS	21	0	0	21	0	0	0	0	21	0	21
JPM	52	0	0	52	(10)	0	0	(10)	42	0	42
MSB	22,027	0	0	22,027	(3,216)	0	0	(3,216)	18,811	(16,680)	2,131
RBC	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
UAG	2,271	0	0	2,271	(1,592)	0	(125)	(1,717)	554	(400)	154

Total Over the Counter	$66,756	$0	$0	$66,756	$(9,477)	$0	$(421)	$(9,898)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$38	$38
Swap Agreements	0	0	0	0	58	58

	$0	$0	$0	$0	$96	$96

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$66,756	$0	$66,756

	$0	$0	$0	$66,756	$96	$66,852

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,477	$0	$9,477
Swap Agreements	0	421	0	0	0	421

	$0	$421	$0	$9,477	$0	$9,898

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(369)	$(369)
Swap Agreements	0	0	0	0	(4,592)	(4,592)

	$0	$0	$0	$0	$(4,961)	$(4,961)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,102	$0	$40,102
Swap Agreements	0	(142)	0	0	0	(142)

	$0	$(142)	$0	$40,102	$0	$39,960

	$0	$(142)	$0	$40,102	$(4,961)	$34,999

194	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,331	$2,331
Swap Agreements	0	0	0	0	4,273	4,273

	$0	$0	$0	$0	$6,604	$6,604

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$59,437	$0	$59,437
Swap Agreements	0	173	0	0	0	173

	$0	$173	$0	$59,437	$0	$59,610

	$0	$173	$0	$59,437	$6,604	$66,214

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$165,534	$0	$165,534
Germany
Corporate Bonds & Notes	0	37,824	0	37,824
Italy
Sovereign Issues	0	345,241	0	345,241
Netherlands
Sovereign Issues	0	88,308	0	88,308
Norway
Sovereign Issues	0	7,608	0	7,608
Spain
Sovereign Issues	0	326,951	0	326,951
United Kingdom
Sovereign Issues	0	90,849	0	90,849
United States
Asset-Backed Securities	0	32,939	0	32,939
Corporate Bonds & Notes	0	24,462	0	24,462
Mortgage-Backed Securities	0	39,903	0	39,903
U.S. Government Agencies	0	8,460	0	8,460
U.S. Treasury Obligations	0	45,434	0	45,434
Short-Term Instruments
Repurchase Agreements	0	5,129	0	5,129
Short-Term Notes	0	800	0	800
	$0	$1,219,442	$0	$1,219,442

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$414,926	$0	$0	$414,926

Total Investments	$414,926	$1,219,442	$0	$1,634,368

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	38	58	0	96
Over the counter	0	66,756	0	66,756
	$38	$66,814	$0	$66,852

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(9,898)	$0	$(9,898)

Totals	$414,964	$1,276,358	$0	$1,691,322

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

†	All or a portion of this security is owned by PIMCO International Portfolio Subsidiary LLC, which is a 100% owned subsidiary of the Portfolio.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	195

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.6%

CORPORATE BONDS & NOTES 33.3%

BANKING & FINANCE 27.9%
Achmea Bank NV
0.589% due 11/03/2014		$79,100	$79,125
3.200% due 11/03/2014		75,273	75,460
American Express Centurion Bank
0.684% due 11/13/2015		102,650	103,097
0.875% due 11/13/2015		300	301
American Express Credit Corp.
0.744% due 07/29/2016		31,025	31,203
1.335% due 06/12/2015		34,005	34,258
1.750% due 06/12/2015		123,296	124,419
2.750% due 09/15/2015		5,500	5,616
5.375% due 10/01/2014	GBP	52,200	84,624
American Honda Finance Corp.
0.334% due 11/13/2014		$1,950	1,950
0.459% due 11/03/2014		19,536	19,541
0.610% due 05/26/2016		18,100	18,193
1.000% due 08/11/2015		41,543	41,770
1.450% due 02/27/2015		102,137	102,627
2.500% due 09/21/2015		2,250	2,298
2.600% due 09/20/2016		1,100	1,138
3.500% due 03/16/2015		6,385	6,480
Asian Development Bank
0.152% due 05/29/2015		79,060	79,052
0.164% due 05/13/2016		14,700	14,701
0.180% due 05/29/2015		43,800	43,801
1.125% due 11/25/2014		34,000	34,048
2.625% due 02/09/2015		1,300	1,311
4.250% due 10/20/2014		5,385	5,396
Australia & New Zealand Banking Group Ltd.
3.700% due 01/13/2015		400	404
Banco de Sabadell S.A.
3.500% due 01/19/2016	EUR	86,500	113,776
Banco do Brasil S.A.
4.500% due 01/22/2015		$5,200	5,291
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		6,500	6,679
Banco Santander Brasil S.A.
4.500% due 04/06/2015		28,820	29,216
Bank Nederlandse Gemeenten NV
0.245% due 11/30/2015		225,000	224,930
0.287% due 05/07/2015		196,000	196,104
0.404% due 07/18/2016		19,446	19,502
0.514% due 02/08/2016		6,000	6,024
1.000% due 11/17/2014		20	20
1.375% due 03/23/2015		117,766	118,423
1.750% due 10/06/2015		3,000	3,044
2.750% due 07/01/2015		7,200	7,334
3.125% due 01/12/2015		29,460	29,697
Bank of America Corp.
3.700% due 09/01/2015		5,000	5,135
4.500% due 04/01/2015		190,197	193,918
4.750% due 08/01/2015		7,000	7,238
5.000% due 01/15/2015		15,736	15,941
5.125% due 11/15/2014		1,400	1,408
Bank of Montreal
0.705% due 09/11/2015		14,600	14,665
1.300% due 10/31/2014		278,668	278,876
2.625% due 01/25/2016		39,200	40,250
2.850% due 06/09/2015		341,737	347,601
Bank of New York Mellon Corp.
0.463% due 03/04/2016		6,000	6,007
Bank of Nova Scotia
0.950% due 03/15/2016		1,500	1,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.050% due 03/20/2015		$448,465	$449,890
1.250% due 11/07/2014		294,430	294,694
1.650% due 10/29/2015		210,050	212,743
1.850% due 01/12/2015		21,415	21,512
3.350% due 11/18/2014	CAD	44,100	39,475
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.685% due 02/26/2016		$19,040	19,085
Barclays Bank PLC
4.750% due 02/23/2015		2,000	2,033
Bayerische Landesbank
0.625% due 10/23/2014		34,000	34,010
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,400	6,704
Bear Stearns Cos. LLC
0.955% due 10/28/2014		8,300	8,304
5.300% due 10/30/2015		8,000	8,400
5.700% due 11/15/2014		99,669	99,876
Boeing Capital Corp.
3.250% due 10/27/2014		5,400	5,411
BPCE S.A.
1.484% due 04/25/2016		24,015	24,394
Caisse Centrale Desjardins
0.514% due 10/29/2015		11,685	11,713
2.550% due 03/24/2016		24,400	25,086
3.114% due 12/04/2014	CAD	17,700	15,853
Canadian Credit Card Trust
3.444% due 07/24/2015		65,000	59,008
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014		$362,640	363,430
2.600% due 07/02/2015		271,107	275,630
2.750% due 01/27/2016		8,000	8,227
3.300% due 11/19/2014	CAD	13,000	11,636
4.750% due 12/22/2014		18,000	16,193
CARDS Trust
3.096% due 09/15/2015		50,000	45,333
Citigroup, Inc.
0.518% due 11/05/2014		$13,732	13,734
1.025% due 04/01/2016		2,700	2,720
2.250% due 08/07/2015		8,300	8,390
2.650% due 03/02/2015		72,619	73,272
4.587% due 12/15/2015		1,100	1,149
4.700% due 05/29/2015		26,800	27,535
4.750% due 05/19/2015		51,670	53,046
5.500% due 10/15/2014		23,211	23,254
6.010% due 01/15/2015		76,894	78,112
Commonwealth Bank of Australia
0.453% due 10/23/2014		1,700	1,700
Credit Agricole S.A.
3.500% due 04/13/2015		49,700	50,434
Credit Suisse
0.535% due 03/11/2016		101,000	100,992
1.625% due 03/06/2015		121,002	121,654
3.500% due 03/23/2015		85,360	86,647
Danske Bank A/S
3.750% due 04/01/2015		4,600	4,668
Dexia Credit Local S.A.
0.514% due 01/21/2016		131,700	131,742
0.533% due 01/17/2016		70,000	70,049
0.534% due 11/13/2015		42,065	42,160
DNB Boligkreditt A/S
2.100% due 10/14/2016		324,861	330,173
2.900% due 03/29/2017		12,000	12,388
Erste Abwicklungsanstalt
0.353% due 02/11/2016		27,600	27,621
0.433% due 06/07/2016		347,200	348,189
0.534% due 10/15/2014		82,800	82,812
0.534% due 01/29/2016		330,800	331,846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 11/20/2014		$257,400	$257,542
0.984% due 03/13/2015		276,400	277,356
FMS Wertmanagement AoeR
0.245% due 01/28/2016		39,000	38,984
0.246% due 08/06/2015		25,000	25,013
0.335% due 01/26/2015		157,200	157,312
0.484% due 06/30/2015		214,600	215,060
0.484% due 09/01/2015		33,600	33,670
Ford Motor Credit Co. LLC
1.483% due 05/09/2016		6,000	6,085
1.700% due 05/09/2016		24,090	24,301
2.500% due 01/15/2016		26,570	27,066
2.750% due 05/15/2015		148,969	150,933
3.875% due 01/15/2015		112,417	113,504
3.984% due 06/15/2016		15,637	16,383
4.207% due 04/15/2016		6,058	6,338
5.625% due 09/15/2015		73,238	76,589
7.000% due 04/15/2015		89,770	92,870
8.700% due 10/01/2014		79,719	79,719
12.000% due 05/15/2015		83,724	89,669
General Electric Capital Corp.
0.422% due 10/06/2015		28,350	28,381
0.433% due 01/08/2016		19,850	19,871
0.464% due 01/14/2016		78,400	78,565
0.614% due 01/09/2015		225	225
0.833% due 01/08/2016		14,500	14,589
0.835% due 12/11/2015		16,432	16,543
1.000% due 08/11/2015		29,345	29,539
1.000% due 01/08/2016		6,900	6,927
1.265% due 07/02/2015		1,564	1,576
1.625% due 07/02/2015		12,926	13,052
2.150% due 01/09/2015		236,679	237,886
3.750% due 11/14/2014		37,868	38,027
4.875% due 03/04/2015		1,716	1,750
Golden Credit Card Trust
3.824% due 05/15/2015	CAD	35,000	31,740
Goldman Sachs Group, Inc.
0.632% due 07/22/2015		$21,558	21,592
0.734% due 01/12/2015		116,133	116,238
1.234% due 11/21/2014		187,984	188,219
1.600% due 11/23/2015		670	676
3.300% due 05/03/2015		365,968	371,854
3.625% due 02/07/2016		18,300	18,917
3.700% due 08/01/2015		253,505	259,926
5.000% due 10/01/2014		204,166	204,166
5.125% due 01/15/2015		473,000	479,310
5.500% due 11/15/2014		336,578	338,714
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		600	603
HSBC Bank PLC
3.500% due 06/28/2015		16,700	17,078
HSBC Finance Corp.
0.664% due 06/01/2016		1,200	1,201
5.000% due 06/30/2015		13,297	13,737
5.250% due 04/15/2015		31,579	32,396
HSBC USA, Inc.
2.375% due 02/13/2015		63,065	63,545
ING Bank NV
0.574% due 01/04/2016		142,750	142,937
1.874% due 09/25/2015		2,600	2,639
2.000% due 09/25/2015		600	608
Inter-American Development Bank
0.084% due 01/15/2015		17,000	17,002
0.152% due 07/29/2015		74,900	74,926
0.174% due 10/23/2015		300,400	300,471
0.194% due 02/11/2016		26,100	26,108
0.214% due 10/15/2015		10,000	9,995
1.000% due 07/14/2015		22,000	22,042

196	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Bank for Reconstruction & Development
0.000% due 02/15/2015		$121	$121
0.154% due 01/14/2015		100,000	100,031
0.154% due 09/14/2015		266,500	266,563
0.156% due 08/07/2015		188,400	188,530
0.300% due 10/09/2015		100,000	100,057
1.000% due 10/30/2014		5,500	5,502
John Deere Capital Corp.
0.354% due 06/15/2015		700	701
0.700% due 09/04/2015		15,300	15,353
0.750% due 01/22/2016		800	802
0.875% due 04/17/2015		900	903
1.250% due 12/02/2014		8,800	8,815
2.950% due 03/09/2015		500	506
JPMorgan Chase & Co.
0.683% due 04/23/2015		151,385	151,536
0.855% due 02/26/2016		43,925	44,201
0.894% due 10/15/2015		131,149	131,877
1.100% due 10/15/2015		3,000	3,013
1.283% due 03/20/2015		11,000	11,048
1.875% due 03/20/2015		141,625	142,605
3.400% due 06/24/2015		45,843	46,809
3.700% due 01/20/2015		100,924	101,929
4.750% due 03/01/2015		108,193	110,148
5.250% due 05/01/2015		2,110	2,167
JPMorgan Chase Bank N.A.
0.486% due 07/30/2015		1,650	1,652
0.564% due 06/13/2016		10,500	10,500
KFW
0.164% due 10/30/2015		85,413	85,423
0.184% due 07/14/2015		70,000	69,928
0.204% due 01/23/2015		65,800	65,809
0.213% due 07/09/2015		72,000	72,025
0.232% due 11/28/2014		31,175	31,179
0.304% due 03/13/2015		32,000	32,023
0.500% due 04/19/2016		2,000	2,001
0.625% due 04/24/2015		7,840	7,862
4.125% due 10/15/2014		32,305	32,351
5.000% due 10/31/2014		9,095	9,128
Kookmin Bank
0.438% due 06/04/2015	JPY	1,600,000	14,590
0.705% due 09/14/2015		$15,000	15,001
1.375% due 01/15/2016		200	201
Korea Exchange Bank
4.875% due 01/14/2016		1,000	1,045
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.354% due 09/14/2015		60,405	60,483
Landwirtschaftliche Rentenbank
0.384% due 10/19/2014		61,400	61,407
3.125% due 07/15/2015		37,500	38,343
Lloyds Bank PLC
4.375% due 01/12/2015		43,590	44,066
Macquarie Bank Ltd.
3.450% due 07/27/2015		13,672	13,994
MBNA Corp.
5.000% due 06/15/2015		1,000	1,032
MetLife Institutional Funding
0.602% due 01/06/2015		1,500	1,502
1.625% due 04/02/2015		4,000	4,026
MetLife, Inc.
5.000% due 06/15/2015		16,606	17,126
Metropolitan Life Global Funding
1.700% due 06/29/2015		8,130	8,211
Morgan Stanley
0.714% due 10/15/2015		1,500	1,505
0.982% due 02/19/2015		2,500	2,504
1.184% due 12/19/2014		5,500	5,512

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.800% due 04/29/2016		$3,000	$3,127
4.000% due 07/24/2015		8,196	8,415
4.100% due 01/26/2015		74,364	75,206
4.200% due 11/20/2014		91,950	92,004
6.000% due 04/28/2015		158,524	163,428
National Australia Bank Ltd.
2.000% due 03/09/2015		25,000	25,195
National Bank of Abu Dhabi PJSC
4.250% due 03/25/2015		6,500	6,617
National Bank of Canada
2.231% due 01/30/2015	CAD	31,800	28,478
3.147% due 02/11/2015		17,700	15,906
National City Corp.
4.900% due 01/15/2015		$2,675	2,710
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		9,690	9,714
Nederlandse Waterschapsbank NV
0.275% due 03/17/2015		43,500	43,512
0.285% due 10/27/2014		187,300	187,320
0.306% due 11/06/2014		79,500	79,494
0.329% due 11/04/2015		9,000	9,006
0.515% due 05/23/2015		171,708	172,026
3.000% due 03/17/2015		3,887	3,936
NIBC Bank NV
2.800% due 12/02/2014		82,314	82,658
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		282,810	283,730
Nordea Bank AB
2.250% due 03/20/2015		76,490	77,194
3.700% due 11/13/2014		6,114	6,138
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2014	DKK	800,000	135,742
2.000% due 04/01/2015		546,000	93,506
Nordic Investment Bank
2.625% due 10/06/2014		$4,862	4,863
NRW Bank
0.433% due 07/08/2016		136,860	137,203
0.554% due 12/01/2014		11,890	11,898
1.250% due 05/15/2015		38,860	39,099
Nykredit Realkredit A/S
2.000% due 10/01/2014	DKK	2,585,000	438,615
2.000% due 01/01/2015		1,000,000	170,305
2.000% due 04/01/2015		2,411,900	413,183
2.000% due 07/01/2015		1,000,000	172,307
Oesterreichische Kontrollbank AG
1.750% due 10/05/2015		$5,000	5,073
PACCAR Financial Corp.
1.050% due 06/05/2015		18,250	18,340
PNC Funding Corp.
3.625% due 02/08/2015		56,704	57,361
Pricoa Global Funding
0.381% due 05/16/2016		21,800	21,816
Private Export Funding Corp.
3.050% due 10/15/2014		550	551
4.550% due 05/15/2015		250	257
Prudential Covered Trust
2.997% due 09/30/2015		715	730
Rabobank Group
0.714% due 03/18/2016		14,750	14,831
1.875% due 12/15/2014		23,000	23,077
2.250% due 07/31/2015		3,500	3,547
3.200% due 03/11/2015		50,690	51,296
Realkredit Danmark A/S
2.000% due 04/01/2015	DKK	2,427,100	415,634
Regions Financial Corp.
7.750% due 11/10/2014		$931	938

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Canada
0.625% due 12/05/2016		$33,600	$33,634
0.936% due 10/30/2014		3,800	3,802
2.050% due 01/13/2015	CAD	14,100	12,617
2.625% due 12/15/2015		$1,200	1,229
3.125% due 04/14/2015		8,500	8,623
4.710% due 12/22/2014	CAD	11,000	9,895
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		$3,000	3,045
Royal Bank of Scotland PLC
4.875% due 03/16/2015		7,250	7,398
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		11,200	11,297
Standard Chartered PLC
3.200% due 05/12/2016		124,132	128,554
3.850% due 04/27/2015		116,935	119,205
5.500% due 11/18/2014		94,505	95,209
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		5,300	5,330
Svensk Exportkredit AB
0.282% due 01/05/2015		27,400	27,405
0.384% due 04/29/2016		396,500	397,356
0.625% due 09/04/2015		185,200	185,864
0.717% due 08/06/2015		13,100	13,154
0.882% due 03/09/2015		109,900	110,258
1.750% due 10/20/2015		6,500	6,597
Svenska Handelsbanken AB
0.683% due 03/21/2016		12,600	12,657
Swedbank Hypotek AB
2.125% due 08/31/2016		2,250	2,303
2.950% due 03/28/2016		42,000	43,409
Temasek Financial Ltd.
4.500% due 09/21/2015		2,800	2,906
Toronto-Dominion Bank
2.200% due 07/29/2015		145,058	147,170
Toyota Motor Credit Corp.
0.521% due 05/17/2016		69,550	69,828
2.800% due 01/11/2016		12,500	12,862
3.200% due 06/17/2015		2,600	2,653
UBS AG
1.875% due 01/23/2015		300	301
Wachovia Corp.
0.576% due 10/28/2015		17,789	17,821
Wells Fargo & Co.
0.435% due 10/28/2015		34,587	34,635
1.155% due 06/26/2015		9,838	9,903
1.250% due 02/13/2015		54,256	54,445
1.500% due 07/01/2015		29,221	29,464
Wells Fargo Bank N.A.
0.324% due 03/20/2019		10,500	10,502
0.514% due 07/20/2015		24,000	24,049
0.619% due 11/03/2014		5,900	5,902
Westpac Banking Corp.
1.033% due 07/17/2015		4,300	4,326
1.375% due 07/17/2015		6,760	6,812
2.700% due 12/09/2014		14,800	14,862

			19,035,204

INDUSTRIALS 4.3%
AbbVie, Inc.
0.997% due 11/06/2015		14,100	14,203
1.200% due 11/06/2015		275,408	276,507
Altria Group, Inc.
4.125% due 09/11/2015		28,971	29,908
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		2,200	2,233

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	197

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 01/15/2015	$6,050	$6,142
Amgen, Inc.
1.875% due 11/15/2014	54,250	54,351
4.850% due 11/18/2014	34,470	34,645
Anheuser-Busch Cos. LLC
5.000% due 01/15/2015	300	304
Anheuser-Busch InBev Finance, Inc.
0.800% due 01/15/2016	1,900	1,906
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015	13,880	13,923
3.625% due 04/15/2015	2,800	2,849
4.125% due 01/15/2015	60,085	60,729
5.375% due 11/15/2014	154,867	155,567
BAT International Finance PLC
1.400% due 06/05/2015	1,610	1,618
Baxter International, Inc.
0.405% due 12/11/2014	25,423	25,432
4.625% due 03/15/2015	1,205	1,228
BHP Billiton Finance USA Ltd.
1.125% due 11/21/2014	13,700	13,715
Canadian Natural Resources Ltd.
0.608% due 03/30/2016	7,605	7,625
4.900% due 12/01/2014	4,400	4,433
Colgate-Palmolive Co.
0.600% due 11/15/2014	385	385
Comcast Corp.
5.850% due 11/15/2015	7,260	7,682
6.500% due 01/15/2015	410	417
Covidien International Finance S.A.
1.350% due 05/29/2015	55,990	56,305
2.800% due 06/15/2015	6,054	6,153
COX Communications, Inc.
5.450% due 12/15/2014	52,938	53,460
CSX Corp.
6.250% due 04/01/2015	5,274	5,425
Daimler Finance North America LLC
0.834% due 01/09/2015	75,282	75,376
0.920% due 08/01/2016	10,000	10,098
1.300% due 07/31/2015	91,156	91,739
1.650% due 04/10/2015	71,642	72,069
2.300% due 01/09/2015	50,064	50,325
Devon Energy Corp.
0.684% due 12/15/2015	32,340	32,474
Discovery Communications LLC
3.700% due 06/01/2015	33,574	34,294
E.I. du Pont de Nemours & Co.
3.250% due 01/15/2015	213	215
Enterprise Products Operating LLC
1.250% due 08/13/2015	6,024	6,054
3.700% due 06/01/2015	10,575	10,790
5.000% due 03/01/2015	7,715	7,858
5.600% due 10/15/2014	4,950	4,959
ERAC USA Finance LLC
5.600% due 05/01/2015	2,000	2,058
5.900% due 11/15/2015	7,000	7,404
Express Scripts Holding Co.
2.100% due 02/12/2015	108,659	109,290
2.750% due 11/21/2014	78,369	78,615
FBG Finance Pty. Ltd.
5.125% due 06/15/2015	5,250	5,412
Freeport-McMoRan, Inc.
1.400% due 02/13/2015	2,850	2,858
Genentech, Inc.
4.750% due 07/15/2015	3,883	4,015
General Electric Co.
0.850% due 10/09/2015	14,800	14,867

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Glencore Finance Canada Ltd.
2.050% due 10/23/2015	$2,250	$2,276
2.850% due 11/10/2014	10,460	10,484
Harley-Davidson Funding Corp.
5.750% due 12/15/2014	7,675	7,757
Heineken NV
0.800% due 10/01/2015	13,717	13,741
Hewlett-Packard Co.
2.125% due 09/13/2015	5,801	5,883
2.350% due 03/15/2015	2,160	2,179
2.625% due 12/09/2014	15,050	15,114
Honeywell International, Inc.
0.281% due 11/17/2015	12,100	12,111
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	1,000	1,005
5.625% due 02/15/2015	8,000	8,151
Kraft Foods Group, Inc.
1.625% due 06/04/2015	19,511	19,659
Kroger Co.
4.950% due 01/15/2015	1,601	1,622
Life Technologies Corp.
4.400% due 03/01/2015	9,645	9,796
Linde Finance BV
3.625% due 11/13/2014	6,344	6,367
McKesson Corp.
0.634% due 09/10/2015	2,721	2,725
0.950% due 12/04/2015	1,000	1,001
NBCUniversal Media LLC
3.650% due 04/30/2015	56,436	57,514
Network Rail Infrastructure Finance PLC
0.625% due 06/22/2015	65,630	65,824
0.875% due 01/20/2015	66,750	66,894
Nissan Motor Acceptance Corp.
4.500% due 01/30/2015	18,728	18,978
Penske Truck Leasing Co. LP
3.125% due 05/11/2015	4,535	4,600
PepsiCo, Inc.
0.436% due 07/30/2015	31,300	31,343
0.700% due 08/13/2015	3,600	3,613
Petrobras International Finance Co. S.A.
2.875% due 02/06/2015	37,875	38,125
Petroliam Nasional Bhd.
7.750% due 08/15/2015	8,490	8,988
Phillips 66
1.950% due 03/05/2015	43,906	44,191
Rogers Communications, Inc.
6.750% due 03/15/2015	5,890	6,056
SABMiller Holdings, Inc.
1.850% due 01/15/2015	77,113	77,420
SBA Tower Trust
4.254% due 04/15/2040	16,505	16,815
Statoil ASA
2.900% due 10/15/2014	152	152
Takeda Pharmaceutical Co. Ltd.
1.031% due 03/17/2015	37,815	37,934
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	6,000	6,102
Tesco PLC
2.000% due 12/05/2014	46,984	47,099
Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	47,950	48,818
Thermo Fisher Scientific, Inc.
3.200% due 05/01/2015	18,523	18,814
3.250% due 11/20/2014	21,036	21,121
5.000% due 06/01/2015	3,829	3,937
Time Warner, Inc.
3.150% due 07/15/2015	33,234	33,899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Total Capital Canada Ltd.
0.614% due 01/15/2016	$600	$603
Tyco Electronics Group S.A.
1.600% due 02/03/2015	17,795	17,864
Union Pacific Corp.
4.875% due 01/15/2015	6,810	6,900
Volkswagen Group of America Finance LLC
0.405% due 11/23/2015	70,000	70,034
Volkswagen International Finance NV
0.561% due 11/18/2015	33,650	33,743
0.832% due 11/20/2014	287,581	287,807
1.150% due 11/20/2015	24,915	25,078
1.625% due 03/22/2015	141,169	142,004
Volvo Treasury AB
5.950% due 04/01/2015	15,537	15,941
Wal-Mart Stores, Inc.
4.500% due 07/01/2015	16,700	17,236
Walgreen Co.
1.000% due 03/13/2015	51,901	52,037
Walt Disney Co.
0.875% due 12/01/2014	500	501
Williams Partners LP
3.800% due 02/15/2015	1,000	1,011
Woodside Finance Ltd.
4.500% due 11/10/2014	24,526	24,628
Xerox Corp.
4.250% due 02/15/2015	12,011	12,177
XTO Energy, Inc.
5.000% due 01/31/2015	298	303

		2,943,890

UTILITIES 1.1%
AT&T, Inc.
0.620% due 02/12/2016	400	401
2.500% due 08/15/2015	2,520	2,563
BP Capital Markets PLC
0.567% due 11/06/2015	8,805	8,829
0.700% due 11/06/2015	1,100	1,101
1.700% due 12/05/2014	97,855	98,095
3.125% due 10/01/2015	46,305	47,566
3.875% due 03/10/2015	49,320	50,088
British Telecommunications PLC
2.000% due 06/22/2015	16,400	16,568
Dominion Resources, Inc.
5.150% due 07/15/2015	13,363	13,824
Duke Energy Corp.
3.350% due 04/01/2015	20,654	20,956
Duke Energy Progress, Inc.
5.250% due 12/15/2015	450	475
NextEra Energy Capital Holdings, Inc.
1.200% due 06/01/2015	2,125	2,134
Niagara Mohawk Power Corp.
3.553% due 10/01/2014	3,000	3,000
Petroleos Mexicanos
4.875% due 03/15/2015	1,000	1,019
Plains All American Pipeline LP
3.950% due 09/15/2015	4,800	4,940
5.250% due 06/15/2015	900	930
Shell International Finance BV
3.100% due 06/28/2015	23,069	23,548
3.250% due 09/22/2015	6,000	6,170
Southern California Edison Co.
4.650% due 04/01/2015	3,000	3,064
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	20,882	21,196

198	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
0.433% due 03/06/2015	$27,975	$27,994
0.700% due 11/02/2015	61,628	61,696
1.764% due 09/15/2016	273,634	280,669
3.000% due 04/01/2016	3,100	3,196
4.900% due 09/15/2015	18,668	19,439

		719,461

Total Corporate Bonds & Notes (Cost $22,814,754)		22,698,555

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%
University of California Revenue Notes, Series 2013
0.392% due 05/15/2015	600	601

COLORADO 0.0%
Colorado State Certificates of Participation Notes, Series 2012
2.000% due 03/15/2015	480	484

DISTRICT OF COLUMBIA 0.0%
District of Columbia Revenue Notes, Series 2012
5.000% due 12/01/2015	500	528

INDIANA 0.2%
Posey County, Indiana Revenue Bonds, Series 2013
0.300% due 07/01/2046	112,000	112,004

NEW JERSEY 0.0%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.620% due 02/01/2015	2,950	2,951

NEW YORK 0.0%
New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	5,400	5,410
New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	13,035	13,035
5.125% due 10/01/2015	700	733
New York City, New York General Obligation Notes, Series 2010
3.100% due 03/01/2015	300	303
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2010
5.000% due 11/01/2015	305	321
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2012
3.000% due 11/15/2014	320	321

		20,123

OREGON 0.0%
Oregon State Lottery Revenue Notes, Series 2013
0.480% due 04/01/2015	1,400	1,402

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2012
5.000% due 01/01/2016	200	212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.0%
Energy Northwest, Washington Revenue Notes, Series 2012
1.063% due 07/01/2015	$500	$503
Washington State General Obligation Notes, (BABs), Series 2010
2.760% due 08/01/2015	1,100	1,121
Washington State General Obligation Notes, Series 2012
0.500% due 01/01/2015	1,200	1,201

		2,825

Total Municipal Bonds & Notes (Cost $141,124)		141,130

U.S. GOVERNMENT AGENCIES 10.6%
Egypt Government AID Bond
4.450% due 09/15/2015	800	832
Fannie Mae
0.350% due 08/28/2015	124,700	124,937
0.500% due 09/28/2015 - 04/29/2016	160,202	160,308
0.550% due 04/18/2016	65,400	65,406
0.650% due 01/15/2016	25,000	25,038
0.750% due 03/04/2016	130,000	130,374
1.625% due 10/26/2015	307,626	312,281
1.875% due 09/09/2015 - 10/15/2015	4,375	4,445
2.375% due 07/28/2015	82,785	84,282
Fannie Mae Strips
0.000% due 07/15/2015	1,822	1,820
Farmer Mac
0.240% due 10/17/2014	39,400	39,402
Federal Farm Credit Bank
0.150% due 10/26/2015	100,000	100,021
0.200% due 12/02/2015	10,000	10,007
0.210% due 01/04/2016	1,400	1,401
0.250% due 11/04/2015 - 02/01/2016	12,600	12,602
0.260% due 04/11/2016	1,500	1,502
0.320% due 10/15/2015	3,000	3,000
0.380% due 04/11/2016	97,300	97,616
0.420% due 10/15/2015	3,800	3,807
0.500% due 06/23/2015	100,000	100,269
Federal Home Loan Bank
0.190% due 09/11/2015 - 09/29/2015	951,555	952,179
0.200% due 08/17/2015 - 10/30/2015	2,024,800	2,025,180
0.205% due 09/08/2015	22,000	22,004
0.210% due 08/28/2015	200,000	200,052
0.220% due 10/07/2015	27,500	27,525
0.245% due 08/27/2015	500,000	500,174
0.250% due 10/02/2015 - 10/09/2015	1,250,000	1,250,719
0.260% due 07/21/2015 - 07/29/2015	545,800	546,206
0.500% due 06/12/2015	25,000	25,058
0.750% due 04/29/2016	32,000	32,014
Freddie Mac
1.750% due 09/10/2015	102,203	103,714
4.375% due 07/17/2015	253,714	262,161
NCUA Guaranteed Notes
1.400% due 06/12/2015	2,400	2,420

Total U.S. Government Agencies (Cost $7,225,057)		7,228,756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.7%
Ally Auto Receivables Trust
0.200% due 10/15/2015		$78,500	$78,502
0.460% due 10/15/2015		37	37
California Republic Auto Receivables Trust
0.220% due 06/15/2015		1,447	1,447
0.220% due 09/15/2015		10,000	10,000
Chrysler Capital Auto Receivables Trust
0.200% due 10/15/2015		9,000	9,001
CNH Equipment Trust
0.190% due 06/15/2015		29,911	29,911
Dell Equipment Finance Trust
0.260% due 08/14/2015		19,010	19,011
Fifth Third Auto Trust
0.190% due 06/15/2015		55,502	55,503
Ford Credit Auto Lease Trust
0.180% due 08/15/2015		82,596	82,597
0.200% due 04/15/2015		18,716	18,716
Ford Credit Auto Owner Trust
0.180% due 07/15/2015		19,413	19,414
GE Equipment Transportation LLC
0.200% due 06/23/2015		3,403	3,403
Honda Auto Receivables Owner Trust
0.190% due 03/23/2015		15,009	15,010
0.560% due 05/15/2016		31,884	31,906
0.880% due 09/21/2015		5,654	5,657
Hyundai Auto Lease Securitization Trust
0.200% due 07/15/2015		1,932	1,933
Hyundai Auto Receivables Trust
0.180% due 05/15/2015		15,238	15,238
Mercedes-Benz Auto Receivables Trust
0.180% due 07/15/2015		11,411	11,411
MMAF Equipment Finance LLC
0.200% due 07/02/2015		895	895
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016		56,777	56,843
Santander Drive Auto Receivables Trust
1.040% due 08/15/2016		2,595	2,595
Toyota Auto Receivables Owner Trust
0.370% due 09/15/2015		946	946
USAA Auto Owner Trust
0.190% due 03/16/2015		3,013	3,013
Volkswagen Auto Loan Enhanced Trust
0.190% due 05/20/2015		15,894	15,894

Total Asset-Backed Securities (Cost $488,899)			488,883

SOVEREIGN ISSUES 8.5%
Belgium Government International Bond
0.875% due 09/14/2015		14,000	14,089
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	1,311,750	521,517
0.000% due 04/01/2015		657,700	254,587
0.000% due 07/01/2015		2,001,340	753,248
0.000% due 10/01/2015		970,600	354,213
0.000% due 01/01/2016		568,500	201,278
Denmark Government International Bond
0.625% due 05/22/2015		$1,100	1,103
Development Bank of Japan, Inc.
0.433% due 04/17/2015		8,500	8,507
0.545% due 02/23/2015		2,100	2,102
0.565% due 02/25/2015		1,400	1,401
4.250% due 06/09/2015		23,000	23,633
Export Development Canada
0.130% due 01/12/2015		7,200	7,191
0.160% due 06/03/2015		154,000	153,982

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	199

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
1.250% due 11/20/2015		$11,000	$11,059
4.125% due 09/09/2015		3,000	3,098
5.875% due 01/14/2015		18,600	18,871
Japan Bank for International Cooperation
1.875% due 09/24/2015		206,300	209,369
2.875% due 02/02/2015		180,660	182,245
4.625% due 12/12/2014		236,500	238,483
Japan Finance Organization for Municipalities
0.408% due 11/28/2014		18,000	18,004
4.625% due 04/21/2015		18,175	18,612
Japan Government Bond
0.050% due 10/03/2014 ‡		30,000,000	273,535
0.100% due 10/07/2014 ‡		20,000,000	182,357
Kommunalbanken A/S
0.255% due 01/26/2015		28,641	28,647
0.314% due 03/18/2016		272,638	272,892
0.435% due 04/01/2015		14,750	14,765
1.000% due 02/09/2015		103,750	104,053
1.750% due 10/05/2015		40,200	40,782
2.375% due 01/19/2016		5,400	5,537
2.750% due 05/05/2015		57,600	58,471
2.875% due 10/27/2014		44,500	44,581
Kommunekredit
0.282% due 11/20/2014		7,065	7,066
0.283% due 09/21/2015		12,000	12,004
0.312% due 10/05/2015		28,085	28,104
Kommuninvest Sverige AB
0.233% due 10/17/2014		115,440	115,443
0.234% due 06/22/2015		22,100	22,115
0.247% due 02/06/2015		6,500	6,501
0.255% due 03/26/2015		10,000	10,001
0.265% due 10/01/2015		10,000	10,001
1.000% due 04/27/2015		79,548	79,899
Mexico Government International Bond
6.625% due 03/03/2015		400	410
9.500% due 12/18/2014	MXN	3,430,000	259,136
Municipality Finance PLC
0.294% due 01/19/2016		$5,500	5,502
0.304% due 10/09/2015		18,000	18,012
Province of Manitoba
2.625% due 07/15/2015		1,192	1,214
Province of Nova Scotia
2.375% due 07/21/2015		34,788	35,372
Province of Ontario
0.284% due 08/13/2015		10,000	10,005
0.385% due 04/01/2015		32,100	32,126
0.950% due 05/26/2015		568,020	570,748
2.700% due 06/16/2015		189,624	192,927
2.950% due 02/05/2015		40,764	41,143
4.500% due 02/03/2015		87,069	88,332
Province of Quebec
4.600% due 05/26/2015		13,000	13,369
State of North Rhine-Westphalia
0.363% due 03/06/2015		75,200	75,244
1.500% due 01/13/2015		154,600	155,164

Total Sovereign Issues (Cost $6,028,409)			5,812,050

SHORT-TERM INSTRUMENTS 34.3%

CERTIFICATES OF DEPOSIT 3.7%
Banco do Brasil S.A.
1.211% due 06/29/2015		25,600	25,606
Bank of Nova Scotia
0.000% due 02/10/2015	CAD	450,000	400,080
0.263% due 10/19/2015		$1,000	1,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.371% due 10/02/2015		$205,600	$205,610
0.510% due 03/06/2015		17,900	17,922
Barclays Bank PLC
0.537% due 05/01/2015		200,000	199,994
Credit Agricole Corporate and Investment Bank
0.523% due 07/02/2015		358,000	358,016
0.565% due 11/30/2015		4,800	4,800
Credit Suisse
0.444% due 01/12/2015		36,500	36,513
0.465% due 03/17/2015		80,300	80,301
0.474% due 04/10/2015		330,000	330,008
0.520% due 02/19/2015		75,000	75,062
0.555% due 08/24/2015		59,000	58,986
0.610% due 01/28/2016		27,400	27,415
0.634% due 01/15/2015		9,000	9,006
0.643% due 12/07/2015		36,500	36,537
Intesa Sanpaolo SpA
1.614% due 04/11/2016		14,200	14,330
1.650% due 04/07/2015		39,000	39,143
Itau Unibanco Holding S.A.
1.195% due 06/26/2015		50,100	50,105
Kookmin Bank
0.789% due 05/04/2015		5,800	5,800
Natixis
0.600% due 10/31/2014		12,000	12,004
Royal Bank of Canada
1.370% due 05/07/2015	CAD	500,000	446,721
Sumitomo Mitsui Banking Corp.
0.250% due 10/14/2014		$17,700	17,700
0.634% due 03/13/2015		22,000	22,040
0.635% due 04/01/2015		22,350	22,384

			2,497,083

COMMERCIAL PAPER 5.3%
AXA Financial, Inc.
0.460% due 06/10/2015		16,500	16,450
0.550% due 06/01/2015		8,000	7,977
0.560% due 06/10/2015		19,200	19,142
B A T INTL FIN
0.250% due 10/07/2014		43,100	43,098
0.260% due 10/06/2014		43,100	43,098
0.270% due 10/06/2014		66,600	66,598
Bacardi Ltd.
0.230% due 10/01/2014		8,000	8,000
0.260% due 10/22/2014		17,000	16,997
Cameron International Corp.
0.270% due 10/09/2014		29,800	29,798
0.270% due 10/15/2014		6,000	5,999
Canadian Natural Resources
0.270% due 10/16/2014		38,000	37,996
0.270% due 10/29/2014		19,000	18,996
0.290% due 10/23/2014		20,500	20,496
0.290% due 10/28/2014		7,000	6,999
CBS Corp.
0.260% due 10/27/2014		6,800	6,799
0.260% due 10/28/2014		4,700	4,699
CNPC Finance
0.400% due 10/08/2014		65,000	64,995
0.400% due 10/17/2014		118,000	117,979
Commonwealth Edison
0.270% due 10/16/2014		5,000	4,999
0.270% due 10/24/2014		12,000	11,998
0.280% due 10/07/2014		9,400	9,400
ConAgra Foods, Inc.
0.480% due 10/06/2014		48,000	47,997
0.480% due 10/10/2014		29,600	29,597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.480% due 10/16/2014	$20,100	$20,096
Cox Interprises, Inc.
0.250% due 10/03/2014	88,500	88,499
0.250% due 10/07/2014	20,000	19,999
0.260% due 10/01/2014	23,900	23,900
0.260% due 10/07/2014	10,000	10,000
0.270% due 10/14/2014	42,700	42,696
0.270% due 10/16/2014	15,000	14,998
0.280% due 10/08/2014	15,000	14,999
Dominion Resources
0.220% due 10/02/2014	10,000	10,000
0.230% due 10/07/2014	23,500	23,499
Duke Energy Corp.
0.230% due 10/07/2014	27,400	27,399
0.240% due 10/07/2014	27,400	27,399
0.250% due 10/27/2014	10,000	9,998
0.260% due 10/14/2014	9,000	8,999
Electricite de France S.A.
0.550% due 01/05/2015	900	899
0.560% due 01/02/2015	24,100	24,086
Enbridge, Inc.
0.270% due 10/09/2014	25,000	24,999
0.270% due 10/14/2014	20,100	20,098
0.270% due 10/16/2014	35,000	34,996
0.270% due 10/17/2014	18,500	18,498
0.270% due 10/21/2014	69,000	68,990
0.270% due 10/24/2014	20,000	19,997
0.270% due 10/27/2014	13,000	12,998
0.280% due 10/23/2014	10,000	9,998
0.320% due 10/22/2014	11,500	11,498
ENI Coordination Center S.A.
0.440% due 03/13/2015	15,500	15,475
ENI Finance USA, Inc.
0.540% due 05/22/2015	18,200	18,151
0.550% due 10/26/2015	15,400	15,387
0.720% due 09/24/2015	10,000	9,953
Erste Abwicklungsanstalt
0.170% due 12/12/2014	50,000	49,983
Ford Motor Credit Co.
0.520% due 11/03/2014	1,500	1,499
0.630% due 10/06/2014	20,000	19,998
0.640% due 03/02/2015	1,100	1,097
0.640% due 03/03/2015	2,900	2,893
0.650% due 04/20/2015	3,700	3,687
0.680% due 03/02/2015	800	798
0.680% due 04/06/2015	11,500	11,464
0.680% due 04/20/2015	11,400	11,360
0.720% due 03/03/2015	8,100	8,080
0.720% due 03/09/2015	900	898
0.730% due 10/03/2014	300	300
0.760% due 01/05/2015	15,000	14,980
Georgia Pacific LLC
0.260% due 10/14/2014	12,250	12,249
0.260% due 10/24/2014	6,500	6,499
0.270% due 10/28/2014	6,000	5,999
Glencore Funding LLC
0.330% due 10/22/2014	40,300	40,292
0.350% due 10/01/2014	19,900	19,900
0.370% due 10/20/2014	25,000	24,995
0.370% due 11/03/2014	22,500	22,492
0.380% due 10/20/2014	27,800	27,794
0.410% due 10/15/2014	17,100	17,097
0.430% due 10/23/2014	7,500	7,498
0.580% due 10/07/2014	17,500	17,498
0.625% due 10/08/2014	11,200	11,199
0.650% due 10/16/2014	21,500	21,494
0.690% due 10/03/2014	32,000	31,999
0.690% due 10/06/2014	15,000	14,999

200	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hewlett-Packard Co.
0.280% due 10/28/2014	$20,000	$19,996
Hitachi America Ltd.
0.300% due 10/01/2014	56,100	56,100
0.320% due 10/15/2014	43,000	42,995
Holcim U.S. Finance SARL & Cie S.C.S.
0.390% due 11/12/2014	6,500	6,497
0.390% due 11/13/2014	13,800	13,794
Kansas City Southern Railway
0.520% due 10/06/2014	10,000	9,999
0.520% due 10/09/2014	12,200	12,199
0.550% due 10/03/2014	10,000	10,000
Macquarie Bank Ltd.
0.433% due 05/14/2015	10,000	10,000
0.532% due 04/07/2015	53,400	53,401
0.534% due 04/10/2015	159,000	159,016
0.547% due 05/06/2015	177,000	177,021
0.550% due 05/01/2015	36,700	36,704
Mohawk Industries, Inc.
0.520% due 10/01/2014	32,300	32,300
NBCUniversal Enterprise, Inc.
0.250% due 10/10/2014	36,000	35,998
Nederlandse Wtrsch Bank
0.174% due 11/24/2014	100,000	99,999
0.236% due 12/05/2014	50,300	50,302
NiSource Finance Corp.
0.620% due 10/14/2014	49,000	48,989
0.620% due 10/23/2014	12,200	12,195
Nissan Motor Corp.
0.260% due 10/15/2014	58,900	58,894
0.264% due 10/15/2014	50,000	49,995
Noble Corp.
0.310% due 10/06/2014	15,000	14,999
Pearson Holdings
0.250% due 10/07/2014	38,800	38,798
0.270% due 10/01/2014	14,300	14,300
0.270% due 10/10/2014	12,000	11,999
0.290% due 10/02/2014	16,800	16,800
0.290% due 10/06/2014	5,400	5,400
Reckitt Benckiser Treasury Services PLC
0.300% due 04/23/2015	3,800	3,796
Tesco Treasury Services PLC
0.950% due 08/18/2015	1,700	1,686
1.024% due 08/17/2015	132,000	131,026
1.024% due 08/18/2015	19,000	18,859
Thermo Fisher Scientific, Inc.
0.410% due 10/01/2014	43,200	43,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.410% due 10/10/2014		$10,000	$9,999
0.410% due 10/15/2014		11,000	10,998
Time Warner Cable
0.250% due 10/03/2014		5,000	5,000
0.260% due 10/23/2014		9,500	9,499
0.270% due 10/09/2014		15,000	14,999
0.280% due 10/17/2014		1,300	1,300
0.280% due 10/23/2014		5,550	5,549
Vodafone Group PLC
0.485% due 06/01/2015		34,000	33,895
0.485% due 06/02/2015		29,000	28,910
0.487% due 06/01/2015		16,000	15,951
0.490% due 06/02/2015		30,000	29,907
0.510% due 06/01/2015		43,000	42,868
0.600% due 06/29/2015		197,500	196,784
VW CR, Inc.
0.250% due 10/08/2014		40,000	39,998
0.260% due 10/14/2014		8,375	8,374
0.260% due 10/20/2014		50,000	49,993
0.260% due 10/21/2014		23,000	22,997
0.260% due 10/22/2014		20,300	20,297
0.270% due 10/14/2014		10,000	9,999
0.270% due 10/27/2014		8,000	7,998
Whirlpool Corp.
0.270% due 10/17/2014		10,000	9,999
WPP CP LLC
0.450% due 12/10/2014		12,000	11,993
0.540% due 12/10/2014		30,400	30,383

			3,612,599

REPURCHASE AGREEMENTS (c) 2.9%
			1,972,170

SHORT-TERM NOTES 12.6%
AmeriCredit Automobile Receivables Trust
0.230% due 08/10/2015		9,400	9,400
Bank of Montreal
1.360% due 06/19/2015 (b)	CAD	260,000	232,207
Federal Home Loan Bank
0.120% due 05/08/2015 - 05/27/2015		$273,350	273,336
0.125% due 02/25/2015 - 08/14/2015		821,170	820,964
0.170% due 07/23/2015		56,000	56,011
0.190% due 08/25/2015 - 09/17/2015		948,300	948,374

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.200% due 09/10/2015 - 09/29/2015		$6,022,090	$6,022,658
Fosse Master Issuer PLC
0.274% due 04/18/2015		161,400	161,529
Honda Auto Receivables Owner Trust
0.180% due 05/18/2015		11,719	11,719
0.190% due 08/17/2015		25,664	25,665
Nissan Auto Lease Trust
0.180% due 06/15/2015		2,882	2,882
Pacific Gas & Electric Co.
0.433% due 05/11/2015		14,100	14,109
Porsche Innovative Lease Owner Trust
0.190% due 09/21/2015		9,600	9,601
Santander Drive Auto Receivables Trust
0.250% due 06/15/2015 - 09/15/2015		26,835	26,835
Southern California Edison Co.
0.265% due 01/26/2015		1,075	1,075

			8,616,365

JAPAN TREASURY BILLS 3.2%
0.095% due 10/02/2014 - 01/08/2015 (a)‡	JPY	240,330,000	2,191,284

MEXICO TREASURY BILLS 6.6%
3.006% due 10/02/2014 - 03/19/2015 (a)	MXN	60,523,434	4,483,148

Total Short-Term Instruments (Cost $23,579,552)			23,372,649

Total Investments in Securities (Cost $60,277,795)			59,742,023

Total Investments 87.6% (Cost $60,277,795)			$59,742,023

Financial Derivative Instruments (d) 1.0% (Cost or Premiums, net $0)			677,348

Other Assets and Liabilities, net 11.4%			7,748,291

Net Assets 100.0%			$68,167,662

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of Montreal	1.360%	06/19/2015	06/17/2014	$239,322	$232,207	0.34%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	201

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.000%	09/30/2014	10/01/2014	$1,800	U.S. Treasury Notes 2.125% due 06/30/2021	$(1,834)	$1,800	$1,800
	0.040%	10/01/2014	10/02/2014	2,900	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	(2,959)	2,900	2,900
	0.120%	05/05/2014	11/05/2014	150,000	Fannie Mae 3.000% - 4.000% due 12/01/2026 - 10/01/2044	(109,437)	150,000	150,074
					Freddie Mac 4.500% due 07/01/2026	(46,469)
	0.210%	02/03/2014	02/03/2016	1,915	International Business Machines Corp. 0.750% due 05/11/2015	(2,012)	1,915	1,918
	0.230%	05/21/2013	12/17/2015	319	Citigroup, Inc. 4.450% due 01/10/2017	(323)	319	320
	0.230%	03/21/2014	07/12/2015	3,356	Altria Group, Inc. 9.700% due 11/10/2018	(3,442)	3,356	3,362
	0.240%	08/07/2014	07/12/2015	944	Microsoft Corp. 0.875% due 11/15/2017	(991)	944	945
BOS	0.050%	10/01/2014	10/02/2014	51,500	U.S. Treasury Notes 1.375% due 09/30/2018	(52,502)	51,500	51,500
BPG	0.000%‡	09/30/2014	10/01/2014	38,200	Fannie Mae 3.000% due 07/01/2043	(11,993)	38,200	38,200
					Freddie Mac 4.000% due 07/01/2044	(27,393)
	0.050%	10/01/2014	10/02/2014	12,900	U.S. Treasury Bonds 3.625% due 08/15/2043	(13,165)	12,900	12,900
BSN	0.000%	09/30/2014	10/01/2014	191,500	U.S. Treasury Notes 0.750% due 03/31/2018	(195,491)	191,500	191,500
GSC	0.010%	09/30/2014	10/01/2014	1,400	Freddie Mac 4.000% due 03/01/2043	(1,444)	1,400	1,400
JPS	0.000%	09/30/2014	10/01/2014	900	Fannie Mae 1.670% due 12/17/2018	(929)	900	900
	0.050%	10/01/2014	10/02/2014	5,000	U.S. Treasury Notes 0.750% due 12/31/2017	(5,106)	5,000	5,000
MBC	0.000%	09/30/2014	10/01/2014	103,500	U.S. Treasury Inflation Protected Securities 0.125% - 0.500% due 04/15/2015 - 01/15/2023	(51,411)	103,500	103,500
					U.S. Treasury Notes 0.250% - 1.375% due 12/31/2015 - 09/30/2018	(55,027)
MSC	0.000%	09/30/2014	10/01/2014	3,200	U.S. Treasury Bonds 3.125% due 02/15/2042	(3,258)	3,200	3,200
RDR	0.000%	09/30/2014	10/01/2014	867,500	U.S. Treasury Notes 0.250% - 2.375% due 11/15/2015 - 02/28/2019	(885,193)	867,500	867,500
RYL	0.000%	09/30/2014	10/01/2014	96,500	U.S. Treasury Notes 1.625% - 2.000% due 02/28/2021 - 11/15/2022	(98,424)	96,500	96,500
SOG	0.230%	04/14/2014	12/31/2014	86,066	Brazil Government International Bond 4.875% due 01/22/2021	(93,131)	86,067	86,327
	0.230%	04/03/2014	12/31/2014	42,262	Brazil Government International Bond 6.000% due 01/17/2017	(44,467)	42,262	42,311
	0.250%	09/02/2014	10/01/2014	247,779	Brazil Government International Bond 8.875% -10.125% due 10/14/2019 - 05/15/2027	(72,668)	247,779	247,829
					Mexico Government International Bond 4.000% - 11.375% due 09/15/2016 - 10/02/2023	(107,437)
					Poland Government International Bond 5.000% due 10/19/2015	(76,782)
	0.250%	09/19/2014	10/01/2014	15,369	Brazil Government International Bond 4.875% due 01/22/2021	(16,631)	15,369	15,370
SSB	0.000%†	09/30/2014	10/01/2014	43,259	U.S. Treasury Notes 1.500% due 02/28/2019	(44,129)	43,259	43,259
TDM	0.060%	10/01/2014	10/02/2014	4,100	U.S. Treasury Notes 0.750% due 12/31/2017	(4,178)	4,100	4,100

Total Repurchase Agreements						$(2,028,226)	$1,972,170	$1,972,616

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of September 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO Short-Term Floating NAV Portfolio III
Global/Master Repurchase Agreement
BCY	$161,319	$0	$0	$0	$161,319	$ (176,048)	$ (14,729)
BOS	51,500	0	0	0	51,500	(52,502)	(1,002)
BPG	24,500	0	0	0	24,500	(25,158)	(658)
BSN	191,500	0	0	0	191,500	(195,491)	(3,991)
GSC	1,400	0	0	0	1,400	(1,444)	(44)

202	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
JPS	$5,900	$0	$0	$0	$5,900	$(6,035)	$(135)
MBC	103,500	0	0	0	103,500	(106,438)	(2,938)
MSC	3,200	0	0	0	3,200	(3,258)	(58)
RDR	867,500	0	0	0	867,500	(885,193)	(17,693)
RYL	96,500	0	0	0	96,500	(98,424)	(1,924)
SOG	391,838	0	0	0	391,838	(416,927)	(25,089)
SSB	12,123	0	0	0	12,123	(12,369)	(246)
TDM	4,100	0	0	0	4,100	(4,178)	(78)

PIMCO Cayman Japan Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	31,136	0	0	0	31,136	(31,760)	(624)

PIMCO Short-Term Floating NAV Portfolio III Subsidiary LLC (Subsidiary)
Global/Master Repurchase Agreement
BPG	26,600	0	0	0	26,600	(27,393)	(793)

Total Borrowings and Other Financing Transactions	$1,972,616	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	10/2014	‡		JPY	47,900,000	$		446,875	$10,057	$0
	10/2014			MXN	998,817			75,022	798	0
	11/2014	‡		JPY	2,810,000			26,213	587	0
	12/2014			MXN	262,236			19,688	256	0
	12/2014	‡	$		457,193		JPY	50,000,000	0	(944)
	03/2015			MXN	251,326	$		18,870	367	0
	04/2015			CAD	30,929			27,809	329	0
	05/2015				500,000			455,518	11,345	0
	06/2015				260,000			237,132	6,397	0

BPS	10/2014			DKK	300,000			53,788	2,884	0
	10/2014	‡		JPY	25,000,000			233,135	5,151	0
	10/2014			MXN	13,632,818			1,040,917	26,759	0
	11/2014				1,342,349			102,540	2,941	0
	12/2014				6,815,443			515,690	10,872	0
	02/2015				5,271,242			399,022	10,143	0
	03/2015				2,031,445			151,573	2,016	0
	04/2015			CAD	41,029			37,101	647	0
	04/2015			DKK	26,100			4,670	235	0
	07/2015			BRL	445,462			180,912	11,592	0
	10/2015				588,600			234,799	16,641	0
	01/2016				228,000			89,605	7,142	0
	01/2016		$		6,612		BRL	17,100	0	(427)

BRC	10/2014			GBP	10,538	$		17,427	344	0
	10/2014	‡		JPY	123,488,955			1,133,364	7,406	0
	10/2014	‡	$		553,072		JPY	60,500,000	0	(1,388)
	11/2014	‡		JPY	149,460,000	$		1,435,368	72,158	0
	11/2014	‡	$		1,626,496		JPY	177,810,000	0	(4,710)
	12/2014	‡		JPY	200,000,000	$		1,869,683	44,877	0
	12/2014			MXN	12,381			938	21	0
	12/2014	‡	$		2,246,781		JPY	245,500,000	0	(7,013)
	01/2015			CAD	14,100	$		12,765	206	0
	01/2015	‡		JPY	44,520,000			408,553	2,192	0
	04/2015			DKK	1,000,000			174,216	4,282	0
	07/2015				20,000			3,482	79	0

CBK	10/2014	‡		JPY	21,800,000			203,674	4,871	0
	10/2014	‡	$		1,003,109		JPY	109,700,000	0	(2,713)
	11/2014			CAD	24,758	$		22,342	261	0
	11/2014	‡		JPY	87,500,000			837,283	39,202	0
	11/2014			MXN	3,587			272	5	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	203

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	12/2014	‡		JPY	117,536,000	$		1,117,379	$45,116	$0
	12/2014			MXN	3,520,488			266,527	5,537	0
	02/2015			CAD	500,000			456,448	11,394	0
	02/2015			MXN	128,443			9,726	243	0
	03/2015				690,037			52,063	1,214	0
	04/2015			DKK	40,650			7,506	598	0
	05/2015			CAD	6,528			5,952	153	0

DUB	10/2014			DKK	3,127,360			570,306	39,665	0
	10/2014			MXN	4,760			365	11	0
	01/2015			DKK	19,342			3,359	75	0
	04/2015			BRL	474,000			192,448	7,915	0
	04/2015			DKK	1,500,000			260,209	5,307	0
	06/2015			JPY	1,600,000			15,718	1,089	0
	07/2015			DKK	1,000,000			173,729	3,566	0

FBF	10/2014			GBP	3,552			5,723	0	(35)
	10/2014	‡		JPY	53,100,000			498,040	13,834	0
	12/2014			MXN	394,680			29,811	577	0
	04/2015			BRL	2,710			1,116	61	0
	04/2015			DKK	10,384			1,898	133	0
	07/2015			BRL	848,672			345,676	23,097	0
	10/2015				130,000			51,312	3,129	0

GLM	10/2014			GBP	40,886			68,921	2,639	0
	10/2014	‡		JPY	51,080,000			480,042	14,294	0
	10/2014			MXN	6,156,464			469,973	12,026	0
	11/2014				3,515,022			266,718	5,759	0
	12/2014				2,177,133			164,044	2,773	0
	01/2015			CAD	14,100			12,784	231	0
	01/2015			MXN	5,297			401	9	0
	02/2015				1,557			117	2	0
	03/2015				9,963			749	15	0
	04/2015			BRL	180,990			74,420	3,959	0

HUS	01/2015			CAD	17,700			16,053	294	0
	02/2015				17,700			16,048	294	0
	04/2015			DKK	11,200			2,004	101	0

JPM	10/2014				17,340			3,165	223	0
	10/2014			MXN	1,500,000			114,142	2,674	0
	12/2014	‡		JPY	24,831,000			232,798	6,245	0
	12/2014			MXN	540,567			40,835	807	0
	01/2015			BRL	720,000			309,824	23,051	0
	01/2015			DKK	1,000,000			174,054	4,280	0
	01/2015			EUR	3,028			4,056	228	0
	02/2015			MXN	2,201,580			166,164	3,732	0
	03/2015				3,753			280	4	0
	04/2015			DKK	203,000			35,402	905	0
	01/2016			EUR	89,528			120,477	6,452	0

MSB	10/2014	‡		JPY	15,000,000			140,060	3,269	0
	10/2014			MXN	2,556,061			195,038	4,942	0
	11/2014			CAD	63,968			57,758	707	0
	11/2014	‡		JPY	60,000,000			559,707	12,466	0
	11/2014			MXN	31,442			2,409	76	0
	01/2015			BRL	236,750			101,430	7,134	0
	01/2015			DKK	658			114	3	0
	04/2015			CAD	25,843			23,376	415	0
	04/2015			DKK	746			133	7	0
	07/2015			BRL	497,206			201,837	12,850	0
	01/2016		$		347		BRL	900	0	(22)

RBC	10/2014			MXN	854,635	$		65,142	1,575	0
	11/2014				4,748			360	8	0
	12/2014				5,238,546			397,497	9,282	0
	01/2015				494,703			37,487	896	0
	02/2015				2,477,686			187,892	4,969	0
	03/2015				884,212			65,911	760	0

RYL	04/2015			DKK	2,687,520			495,385	38,683	0

SOG	10/2014			MXN	4,603			351	9	0
	11/2014				13,779			1,042	19	0
	12/2014				27,091			2,044	38	0

UAG	11/2014			CAD	18,115			16,348	192	0
	12/2014	‡		JPY	19,813,000			185,745	4,975	0

204	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2014		MXN	4,754	$		359	$7	$0
	12/2014	$		360		MXN	4,754	0	(8)
	01/2015		BRL	355,000	$		152,833	11,438	0
	04/2015		CAD	57,186			51,402	593	0
	07/2015		BRL	210,000			85,732	5,911	0
	10/2015			252,000			101,164	7,763	0
	01/2016			358,500			138,508	8,847	0

Total Forward Foreign Currency Contracts								$694,608	$(17,260)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
PIMCO Short-Term Floating NAV Portfolio III
BOA	$19,492	$0	$0	$19,492	$0	$0	$0	$0	$19,492	$(16,740)	$2,752
BPS	91,872	0	0	91,872	(427)	0	0	(427)	91,445	(102,130)	(10,685)
BRC	4,932	0	0	4,932	0	0	0	0	4,932	(3,910)	1,022
CBK	19,405	0	0	19,405	0	0	0	0	19,405	(19,370)	35
DUB	57,628	0	0	57,628	0	0	0	0	57,628	(53,590)	4,038
FBF	26,997	0	0	26,997	(35)	0	0	(35)	26,962	(26,226)	736
GLM	27,413	0	0	27,413	0	0	0	0	27,413	(31,700)	(4,287)
HUS	689	0	0	689	0	0	0	0	689	(300)	389
JPM	42,356	0	0	42,356	0	0	0	0	42,356	(42,809)	(453)
MSB	26,134	0	0	26,134	(22)	0	0	(22)	26,112	(27,380)	(1,268)
RBC	17,490	0	0	17,490	0	0	0	0	17,490	(21,170)	(3,680)
RYL	38,683	0	0	38,683	0	0	0	0	38,683	(42,400)	(3,717)
SOG	66	0	0	66	0	0	0	0	66	0	66
UAG	34,751	0	0	34,751	(8)	0	0	(8)	34,743	(34,944)	(201)

PIMCO Short-Term Floating NAV Portfolio III Subsidiary LLC (Subsidiary)
BOA	10,644	0	0	10,644	(944)	0	0	(944)	9,700	(9,600)	100
BPS	5,151	0	0	5,151	0	0	0	0	5,151	(4,470)	681
BRC	126,633	0	0	126,633	(13,111)	0	0	(13,111)	113,522	(112,590)	932
CBK	89,189	0	0	89,189	(2,713)	0	0	(2,713)	86,476	(83,200)	3,276
FBF	13,834	0	0	13,834	0	0	0	0	13,834	(12,390)	1,444
GLM	14,294	0	0	14,294	0	0	0	0	14,294	(12,910)	1,384
JPM	6,245	0	0	6,245	0	0	0	0	6,245	(5,560)	685
MSB	15,735	0	0	15,735	0	0	0	0	15,735	(13,690)	2,045
UAG	4,975	0	0	4,975	0	0	0	0	4,975	(4,210)	765

Total Over the Counter	$694,608	$0	$0	$694,608	$(17,260)	$0	$0	$(17,260)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$694,608	$0	$694,608

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2014	205

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

September 30, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,260	$0	$17,260

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$193,425	$0	$193,425

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$674,632	$0	$674,632

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$18,810,274	$224,930	$19,035,204
Industrials	0	2,943,890	0	2,943,890
Utilities	0	719,461	0	719,461
Municipal Bonds & Notes
California	0	601	0	601
Colorado	0	484	0	484
District of Columbia	0	528	0	528
Indiana	0	112,004	0	112,004
New Jersey	0	2,951	0	2,951
New York	0	20,123	0	20,123
Oregon	0	1,402	0	1,402
Pennsylvania	0	212	0	212
Washington	0	2,825	0	2,825
U.S. Government Agencies	0	7,226,336	2,420	7,228,756
Asset-Backed Securities	0	488,883	0	488,883
Sovereign Issues	0	5,804,859	7,191	5,812,050

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Short-Term Instruments
Certificates of Deposit	$0	$2,497,083	$0	$2,497,083
Commercial Paper	0	3,597,212	15,387	3,612,599
Repurchase Agreements	0	1,972,170	0	1,972,170
Short-Term Notes	0	8,616,365	0	8,616,365
Japan Treasury Bills	0	2,191,284	0	2,191,284
Mexico Treasury Bills	0	4,483,148	0	4,483,148

Total Investments	$0	$59,492,095	$249,928	$59,742,023

Financial Derivative Instruments - Assets
Over the counter	$0	$694,608	$0	$694,608

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(17,260)	$0	$(17,260)

Totals	$0	$60,169,443	$249,928	$60,419,371

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

†	All or a portion of this security is owned by PIMCO Cayman Japan Fund I, Ltd., which is a 100% owned subsidiary of the Portfolio.
‡	All or a portion of this security is owned by PIMCO Short-Term Floating NAV Portfolio III Subsidiary LLC, which is a 100% owned subsidiary of the Portfolio.

206	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the 19 portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations.

Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Portfolio, except the PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Short-Term Floating NAV

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	207

Notes to Financial Statements (Cont.)

Portfolio, PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards

Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Trust adopted the ASU for the six month period ended September 30, 2014. The ASU did not have an impact on the portfolios’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily

208	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	209

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts, commodity options and options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of

210	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	211

Notes to Financial Statements (Cont.)

right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Portfolios to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of September 30, 2014, the PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio and Senior Floating Rate Portfolio had $2,089,806, $6,715,433 and $189,707 respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

212	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Residual Interest Bonds  Certain Portfolios may invest in residual interest bonds (“RIBs”), which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series, with each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held, and provides for the creation, execution and delivery of floater certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly Securities Industry and Financial Markets Association (“SIFMA”) rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at September 30, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government Agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its Agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Portfolios may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolios. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended September 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Portfolio Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Asset-Backed Securities Portfolio	$67,762	$731,466	$(795,500)	$(8)	$0	$3,720	$166	$0
PIMCO Developing Local Markets Portfolio	38,212	32,520	(59,020)	3	0	11,715	20	0
PIMCO Emerging Markets Portfolio	239,313	391,278	(393,300)	15	6	237,312	278	0
PIMCO FX Strategy Portfolio	9,987	2,311	(2,000)	1	1	10,300	12	0
PIMCO High Yield Portfolio	25,006	319,827	(324,820)	9	(1)	20,021	27	0
PIMCO Investment Grade Corporate Portfolio	61,736	450,792	(512,490)	15	(4)	49	91	0
PIMCO Long Duration Corporate Bond Portfolio	54,528	1,079,308	(970,700)	13	6	163,155	108	0
PIMCO Mortgage Portfolio	102,320	1,797,119	(1,699,900)	18	1	199,558	719	0
PIMCO Municipal Sector Portfolio	9,178	18,014	(20,200)	0	0	6,992	13	0
PIMCO Real Return Portfolio	10	0	0	0	0	10	0	0
PIMCO Senior Floating Rate Portfolio	3,028	55,905	(56,500)	1	0	2,434	6	0
PIMCO Short-Term Portfolio	110,077	751,827	(834,360)	(26)	5	27,523	126	0
PIMCO U.S. Government Sector Portfolio	52,397	52,690	(51,900)	0	5	53,192	90	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Portfolio Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Asset-Backed Securities Portfolio	$0	$200,139	$(125,900)	$2	$(5)	$74,236	$139	$0
PIMCO Developing Local Markets Portfolio	0	43,523	(15,600)	0	0	27,923	23	0
PIMCO Investment Grade Corporate Portfolio	500,709	14,050	(506,700)	(214)	239	8,084	252	0
PIMCO Long Duration Corporate Bond Portfolio	0	892,578	(406,790)	(2)	(7)	485,779	179	0
PIMCO Mortgage Portfolio	18	500,116	0	0	(50)	500,084	116	0
PIMCO Real Return Portfolio	13,404	313,718	(327,120)	14	(1)	15	19	0
PIMCO Short-Term Portfolio	0	150,080	(144,100)	0	0	5,980	80	0
PIMCO U.S. Government Sector Portfolio	0	844,782	(89,900)	(8)	(18)	754,856	482	0
PIMCO International Portfolio	250,955	463,591	(299,600)	36	(56)	414,926	591	0

214	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative

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Notes to Financial Statements (Cont.)

instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

216	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Portfolios may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the

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Notes to Financial Statements (Cont.)

counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate, loan, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on

218	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Portfolios may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is

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Notes to Financial Statements (Cont.)

likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

Certain Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose a Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolios by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a

220	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

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Notes to Financial Statements (Cont.)

govern OTC financial derivative transactions entered into by a Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Japan Fund II, Ltd. (Cayman Island exempted company which liquidated on July 2, 2014), PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company) , PIMCO Cayman Japan Fund I, Ltd. (Cayman Islands exempted company) and PIMCO ST Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO Short-Term Floating NAV Portfolio III and PIMCO International Portfolio (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiaries. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between each Consolidated Fund and its respective Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder or member and retain all rights. Under the Memorandum and Articles of Association or Limited Liability Company Agreement of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder or member the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder or member rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO International Portfolio		PIMCO Short-Term Floating NAV Portfolio III
	PIMCO Cayman Japan Fund II, Ltd.	PIMCO International Portfolio Subsidiary, LLC	PIMCO Cayman Japan Fund I, Ltd.	PIMCO ST Floating NAV III Subsidiary, LLC
Date of Incorporation	06/05/2012	03/20/2014	06/05/2012	03/20/2014
Subscription Agreement	06/12/2012	03/20/2014	06/12/2012	03/20/2014
Fund Net Assets	$1,647,493	$1,647,493	$68,167,662	$68,167,662
Subsidiary % of Fund Net Assets	0.0%	0.3%	0.0%	6.9%
Subsidiary Financial Statement Information
Total assets	$0	$5,557	$32,024	$8,841,326
Total liabilities	0	0	29,621	4,152,436
Net assets	$0	$5,557	$2,403	$4,688,890
Total income	1	1	1,209	75
Net investment income (loss)	0	1	1,107	73
Net realized gain (loss)	0	(1)	11,657	(201,983)
Net change in unrealized appreciation (depreciation)	(8)	0	(5,870)	204,140
Increase (decrease) in net assets resulting from operations	$(8)	$0	$6,894	$2,230

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

222	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

The Investment Advisory and Supervisory and Administrative Fees are charged at an annual rate as noted in the following table:

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO Asset-Backed Securities Portfolio	0.02%		0.03%
PIMCO Developing Local Markets Portfolio	0.02%		0.10%
PIMCO Emerging Markets Portfolio	0.02%		0.10%
PIMCO FX Strategy Portfolio	0.02%		0.03%
PIMCO High Yield Portfolio	0.02%		0.03%
PIMCO Investment Grade Corporate Portfolio	0.02%		0.03%
PIMCO Long Duration Corporate Bond Portfolio	0.02%		0.03%
PIMCO Low Duration Portfolio	0.02%		0.03%
PIMCO Moderate Duration Portfolio	0.02%		0.03%
PIMCO Mortgage Portfolio	0.02%		0.03%
PIMCO Municipal Sector Portfolio	0.02%		0.03%
PIMCO Real Return Portfolio	0.02%		0.03%
PIMCO Senior Floating Rate Portfolio	0.02%		0.03%
PIMCO Short-Term Portfolio	0.02%		0.03%
PIMCO Short-Term Floating NAV Portfolio	0.00%	(1)	0.00%
PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%
PIMCO U.S. Government Sector Portfolio	0.02%		0.03%
PIMCO International Portfolio	0.02%		0.10%
PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each Investing Fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organization expenses. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Low Duration, PIMCO Moderate Duration and PIMCO Senior Floating Rate Portfolios’ Supervisory and Administrative Fees in each Portfolio’s first fiscal year, to the extent that the payment of each Portfolio’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.00049% (calculated as a percentage of each Portfolio’s average daily net assets).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2014, were as follows (amounts in thousands):

Portfolio Name	Recoverable Amounts
PIMCO Low Duration Portfolio	$10
PIMCO Moderate Duration Portfolio	8
PIMCO Senior Floating Rate Portfolio	27

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Portfolio and Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term

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Notes to Financial Statements (Cont.)

Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Distributor  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2014, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$18,794	$0
PIMCO Emerging Markets Portfolio	22,918	5,326
PIMCO High Yield Portfolio	68,965	38,944
PIMCO Investment Grade Corporate Portfolio	88,818	18,336
PIMCO Long Duration Corporate Bond Portfolio	835,128	90,025
PIMCO Low Duration Portfolio	22,191	0
PIMCO Moderate Duration Portfolio	23,195	0
PIMCO Real Return Portfolio	15,624	31,521
PIMCO Senior Floating Rate Portfolio	205	2,725
PIMCO Short-Term Portfolio	4,423	0
PIMCO Short-Term Floating NAV Portfolio	2,648,564	1,010,724
PIMCO Short-Term Floating NAV Portfolio II	2,597,426	381,329
PIMCO Short-Term Floating NAV Portfolio III	11,962,753	3,847,355

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

224	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$480,756	$631,198	$696,347	$117,687
PIMCO Developing Local Markets Portfolio	51,573	51,573	0	0
PIMCO Emerging Markets Portfolio	0	0	189,371	224,526
PIMCO High Yield Portfolio	2,500	0	328,923	245,483
PIMCO Investment Grade Corporate Portfolio	202,121	271,881	971,923	601,748
PIMCO Long Duration Corporate Bond Portfolio	4,492,071	3,869,778	4,849,616	1,467,589
PIMCO Low Duration Portfolio	295,073	387,536	27,108	4,563
PIMCO Moderate Duration Portfolio	612,766	664,649	51,312	7,941
PIMCO Mortgage Portfolio	66,672,557	66,614,173	88,350	112,819
PIMCO Municipal Sector Portfolio	0	0	0	17,700
PIMCO Real Return Portfolio	1,544,571	1,705,414	456,463	206,695
PIMCO Senior Floating Rate Portfolio	0	0	16,725	46,960
PIMCO Short-Term Portfolio	65	4	903,628	125,182
PIMCO Short-Term Floating NAV Portfolio	1,071,943	1,051,706	645,762	1,897,291
PIMCO Short-Term Floating NAV Portfolio II	814,981	293,974	609,945	725,375
PIMCO U.S. Government Sector Portfolio	1,492,534	2,012,986	0	2,370
PIMCO International Portfolio	200	300	436,109	452,431
PIMCO Short-Term Floating NAV Portfolio III	12,471,434	21,584,037	8,991,860	3,592,238

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Asset-Backed Securities Portfolio				PIMCO Developing Local Markets Portfolio (1)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	54,268	$670,611	47,656	$582,905	0	$0	2,291	$13,050
Issued as reinvestment of distributions	1,530	18,927	3,410	40,923	0	0	4,321	19,578
Cost of shares redeemed	(15,985)	(198,076)	(27,373)	(331,901)	(2,575)	(11,577)	(21,965)	(115,251)
Net increase (decrease) resulting from Portfolio share transactions	39,813	$491,462	23,693	$291,927	(2,575)	$(11,577)	(15,353)	$(82,623)

	PIMCO Emerging Markets Portfolio				PIMCO FX Strategy Portfolio (2)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	15,810	$166,778	26,361	$270,703	0	$0	0	$0
Issued as reinvestment of distributions	570	5,956	5,130	51,361	0	0	260	2,116
Cost of shares redeemed	(26,489)	(279,279)	(39,938)	(411,171)	(260)	(2,000)	(1,500)	(13,955)
Net increase (decrease) resulting from Portfolio share transactions	(10,109)	$(106,545)	(8,447)	$(89,107)	(260)	$(2,000)	(1,240)	$(11,839)

	PIMCO High Yield Portfolio				PIMCO Investment Grade Corporate Portfolio
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	4,917	$38,480	8,000	$61,908	40,184	$436,138	58,872	$645,417
Issued as reinvestment of distributions	2,914	22,428	6,263	47,785	6,422	69,356	32,575	349,654
Cost of shares redeemed	(8,952)	(69,482)	(24,299)	(188,025)	(57,073)	(616,898)	(124,230)	(1,396,104)
Net increase (decrease) resulting from Portfolio share transactions	(1,121)	$(8,574)	(10,036)	$(78,332)	(10,467)	$(111,404)	(32,783)	$(401,033)

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	225

Notes to Financial Statements (Cont.)

	PIMCO Long Duration Corporate Bond Portfolio (3)				PIMCO Low Duration Portfolio (4)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	164,793	$2,015,800	711,652	$8,372,169	6	$60	11,862	$117,147
Issued as reinvestment of distributions	32,798	398,982	113,311	1,282,760	155	1,530	254	2,500
Cost of shares redeemed	(125,788)	(1,546,249)	(206,916)	(2,429,506)	(1,500)	(14,821)	(1,210)	(11,950)
Net increase (decrease) resulting from Portfolio share transactions	71,803	$868,533	618,047	$7,225,423	(1,339)	$(13,231)	10,906	$107,697

	PIMCO Moderate Duration Portfolio (5)				PIMCO Mortgage Portfolio
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	2,964	$29,073	28,811	$279,308	22,306	$242,239	43,888	$469,193
Issued as reinvestment of distributions	430	4,200	615	5,950	6,176	66,885	17,763	188,095
Cost of shares redeemed	(2,534)	(24,960)	(3,598)	(34,871)	(68,199)	(742,481)	(265,515)	(2,858,282)
Net increase (decrease) resulting from Portfolio share transactions	860	$8,313	25,828	$250,387	(39,717)	$(433,357)	(203,864)	$(2,200,994)

	PIMCO Municipal Sector Portfolio (6)				PIMCO Real Return Portfolio
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,353	$11,230	2,089	$17,140	13,890	$129,250	24,278	$220,550
Issued as reinvestment of distributions	914	7,480	2,938	23,533	4,618	42,390	5,955	53,405
Cost of shares redeemed	(3,550)	(29,411)	(14,507)	(121,354)	(45,093)	(415,241)	(90,768)	(846,267)
Net increase (decrease) resulting from Portfolio share transactions	(1,283)	$(10,701)	(9,480)	$(80,681)	(26,585)	$(243,601)	(60,535)	$(572,312)

	PIMCO Senior Floating Rate Portfolio (7)				PIMCO Short-Term Portfolio (8)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	502	$5,200	7,132	$73,320	102,229	$988,380	38,795	$373,355
Issued as reinvestment of distributions	136	1,392	207	2,121	2,057	19,805	3,609	34,447
Cost of shares redeemed	(4,302)	(44,412)	(746)	(7,691)	(50,112)	(484,087)	(28,316)	(273,077)
Net increase (decrease) resulting from Portfolio share transactions	(3,664)	$(37,820)	6,593	$67,750	54,174	$524,098	14,088	$134,725

	PIMCO Short-Term Floating NAV Portfolio (9)				PIMCO Short-Term Floating NAV Portfolio II (10)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	3,711,241	$37,133,900	12,696,244	$127,040,000	1,802,123	$18,041,379	3,596,091	$35,999,022
Issued as reinvestment of distributions	843	8,434	3,422	34,238	621	6,216	1,131	11,318
Cost of shares redeemed	(3,919,748)	(39,220,378)	(14,019,344)	(140,279,075)	(1,742,436)	(17,443,770)	(3,342,062)	(33,455,999)
Net increase (decrease) resulting from Portfolio share transactions	(207,664)	$(2,078,044)	(1,319,678)	$(13,204,837)	60,308	$603,825	255,160	$2,554,341

	PIMCO U.S. Government Sector Portfolio				PIMCO International Portfolio
	Six Months Ended 09/30/2014		Year Ended 03/31/2014		Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	18,178	$163,810	66,744	$615,550	16,867	$77,720	51,390	$242,320
Issued as reinvestment of distributions	1,539	13,717	6,421	56,781	1,697	7,876	20,672	95,267
Cost of shares redeemed	(51,249)	(459,778)	(97,203)	(878,340)	(50,009)	(232,617)	(121,107)	(569,533)
Net increase (decrease) resulting from Portfolio share transactions	(31,532)	$(282,251)	(24,038)	$(206,009)	(31,445)	$(147,021)	(49,045)	$(231,946)

226	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

	PIMCO Short-Term Floating NAV Portfolio III (11)
	Six Months Ended 09/30/2014		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount
Receipts for shares sold	15,165,046	$151,522,285	17,761,843	$177,494,818
Issued as reinvestment of distributions	10,893	108,839	15,918	159,056
Cost of shares redeemed	(13,279,344)	(132,680,249)	(14,829,519)	(148,188,398)
Net increase (decrease) resulting from Portfolio share transactions	1,896,595	$18,950,875	2,948,242	$29,465,476

(1)	As of September 30, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 79% of the Portfolio.
(2)	As of September 30, 2014, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 98% of the Portfolio.
(3)	As of September 30, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 10% of the Portfolio.
(4)	As of September 30, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 96% of the Portfolio.
(5)	As of September 30, 2014, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 87% of the Portfolio.
(6)	As of September 30, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 13% of the Portfolio.
(7)	As of September 30, 2014, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 67% of the Portfolio.
(8)	As of September 30, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 12% of the Portfolio.
(9)

As of September 30, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 30% of the Portfolio, and each of the two shareholders are related parties of the Portfolio.*

(10)	As of September 30, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 10% of the Portfolio, and the shareholder is a related party of the Portfolio.*
(11)	As of September 30, 2014, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 48% of the Portfolio, and the shareholder is a related party of the Portfolio.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2014, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	227

Notes to Financial Statements (Cont.)

As of March 31, 2014, the Portfolios had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolios will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Asset-Backed Securities Portfolio	$0	$0	$0	$0	$0
PIMCO Developing Local Markets Portfolio	0	0	0	73,191	0
PIMCO Emerging Markets Portfolio	0	0	0	18,810	0
PIMCO FX Strategies Portfolio	0	0	0	0	0
PIMCO High Yield Portfolio	0	0	0	125,765	0
PIMCO Investment Grade Corporate Portfolio	0	0	0	0	0
PIMCO Long Duration Corporate Portfolio	0	0	0	0	0
PIMCO Low Duration Fixed Income Portfolio	0	0	0	0	0
PIMCO Moderate Duration Portfolio	0	0	0	0	0
PIMCO Mortgage Portfolio	0	0	0	0	0
PIMCO Municipal Sector Portfolio	0	0	0	0	0
PIMCO Real Return Portfolio	0	0	0	0	0
PIMCO Senior Floating Rate Portfolio	0	0	0	0	0
PIMCO Short-Term Portfolio	5,243	43,531	85,425	73,668	86,545
PIMCO Short-Term Floating NAV Portfolio	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio II	0	0	0	0	0
PIMCO U.S. Government Sector Portfolio	0	0	0	0	0
PIMCO International Portfolio	36,129	31,181	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2014, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO Asset-Backed Securities Portfolio	$171	$4,668
PIMCO Developing Local Markets Portfolio*	6,016	14,058
PIMCO Emerging Markets Portfolio	0	0
PIMCO FX Strategies Portfolio	24	2
PIMCO High Yield Portfolio	42,493	11,061
PIMCO Investment Grade Corporate Portfolio	0	0
PIMCO Long Duration Corporate Portfolio	0	0
PIMCO Low Duration Fixed Income Portfolio	3,049	1,561
PIMCO Moderate Duration Portfolio	5,008	2,769
PIMCO Mortgage Portfolio	95,409	77,650
PIMCO Municipal Sector Portfolio	0	0
PIMCO Real Return Portfolio	0	0
PIMCO Senior Floating Rate Portfolio	0	0
PIMCO Short-Term Portfolio	2,028	68,252
PIMCO Short-Term Floating NAV Portfolio	0	0
PIMCO Short-Term Floating NAV Portfolio II	0	128
PIMCO U.S. Government Sector Portfolio	142,999	29,457
PIMCO International Portfolio	0	0
PIMCO Short-Term Floating NAV Portfolio III	24,854	2,769

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

228	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2014 (Unaudited)

As of September 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Portfolio Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Asset-Backed Securities Portfolio	$1,632,104	$65,048	$(32,502)	$32,546
PIMCO Developing Local Markets Portfolio	80,534	78	(7,770)	(7,692)
PIMCO Emerging Markets Portfolio	1,009,240	10,041	(31,863)	(21,822)
PIMCO FX Strategy Portfolio	10,502	0	(9)	(9)
PIMCO High Yield Portfolio	838,263	24,844	(19,672)	5,172
PIMCO Investment Grade Corporate Portfolio	3,257,092	191,754	(18,446)	173,308
PIMCO Long Duration Corporate Bond Portfolio	25,130,307	1,627,431	(191,972)	1,435,459
PIMCO Low Duration Portfolio	357,918	1,024	(269)	755
PIMCO Moderate Duration Portfolio	556,103	2,893	(1,196)	1,697
PIMCO Mortgage Portfolio	7,351,668	103,838	(84,900)	18,938
PIMCO Municipal Sector Portfolio	211,210	27,642	(1,076)	26,566
PIMCO Real Return Portfolio	3,144,674	23,610	(78,407)	(54,797)
PIMCO Senior Floating Rate Portfolio	53,882	112	(596)	(484)
PIMCO Short-Term Portfolio	1,596,479	31,653	(22,887)	8,766
PIMCO Short-Term Floating NAV Portfolio	5,035,494	1,083	(385)	698
PIMCO Short-Term Floating NAV Portfolio II	7,423,837	1,283	(409)	874
PIMCO U.S. Government Sector Portfolio	3,738,072	52,479	(44,327)	8,152
PIMCO International Portfolio	1,675,075	17,620	(58,327)	(40,707)
PIMCO Short-Term Floating NAV Portfolio III	60,277,798	12,005	(547,780)	(535,775)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

On February 24, 2014, the Board approved the liquidation of The PIMCO Cayman Japan Fund I, Ltd. The liquidation of the Subsidiary occurred on October 3, 2014. The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	229

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NMO	National Bank of Canada
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	NXN	Natixis New York
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SBI	Citigroup Global Markets Ltd.
CFR	Credit Suisse Securities (Europe) Ltd.	MBC	HSBC Bank Plc	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	MXN	Mexican Peso	SGD	Singapore Dollar
COP	Colombian Peso	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CPI	Consumer Price Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AMBAC	American Municipal Bond Assurance Corp.	FGIC	Financial Guaranty Insurance Co.
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REIT	Real Estate Investment Trust
BABs	Build America Bonds	FSB	Federal Savings Bank	TBD	To Be Determined
BBR	Bank Bill Rate	JSC	Joint Stock Company	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate			YOY	Year-Over-Year

230	PRIVATE ACCOUNT PORTFOLIO SERIES

Approval of Investment Management Agreement

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 11-12, 2014, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s Private Account Portfolio Series (the “Portfolios”) for an additional one-year term through August 31, 2015. The Board also considered and approved for an additional one-year term through August 31, 2015, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Portfolios.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present at the August 11-12, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trusts; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	231

Approval of Investment Management Agreement (Cont.)

PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under both Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Agreements continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2014 and other performance data, as available, for the period ended June 30, 2014 (“PIMCO Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 11-12, 2014, meeting. The Board considered those Portfolios of the Trust that had outperformed their respective benchmarks on a net-of-fees basis over the three-, five-, seven- and ten-year periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three-, seven- and ten-year periods. The Board considered the reasons for the underperformance of certain Portfolios. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

232	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that it considers a number of factors in proposing fees for any Portfolio, including the unique structure of the Portfolios. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). The Board noted the unique structure of the Portfolios, in that only separate account clients of PIMCO or other funds managed by PIMCO are eligible to invest in the Portfolios. The Board also noted that the structure of the PAPS Portfolios provides separate account clients with simplified custody and accounting. The Board took notice of the fact that separate account clients pay separate account fees to PIMCO, and that under those separate account agreements, PIMCO offsets all of the advisory fees and, with respect to many Portfolios, fully or partially offsets the supervisory and administrative fees it receives from the Portfolios against the separate account fees.

The Board considered that, with respect to certain Portfolios, shareholders generally are separate account clients who have separately negotiated fee arrangements with PIMCO with respect to their separate accounts. The Board noted that these Portfolios were established primarily as a means of giving certain separate account clients exposure to certain market sectors in a more efficient manner than if the separate account were to invest directly in securities from those market sectors. The Trustees noted that the PAPS Short-Term Floating NAV Portfolio and the PAPS Short-Term Floating NAV Portfolio III are used as cash management tools for series of the Trust and other registered investment companies advised by PIMCO. The Board also considered the differences between the services provided to separate account clients and other clients.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the previous year while 2014 net income is expected to decline due to the fee impact of outflows. Additionally, the Board noted that profit margins were within the ranges, although above the median, of publicly held investment management companies reported by Lipper, Inc. (“Lipper”) and Strategic Insight (an independent provider of fund industry research). The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business. With respect to potential economies of scale, the Board found that the Portfolios’ fee levels intrinsically reflect certain economies of scale. The Trustees also considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation of the Portfolios. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO favored the renewal of the Agreements. The Board concluded that the Agreements are fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees by the Portfolios under the Agreements, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2014	233

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PAPS4001SAR_093014

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its semiannual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 88.8%
BANK LOAN OBLIGATIONS 0.6%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$6,494	$6,511
Biomet, Inc.
3.154% due 03/25/2015		9,204	9,189
3.655% due 07/25/2017		33,638	33,465
Chrysler Group LLC
3.500% due 05/24/2017		165,811	164,801
Community Health Systems, Inc.
3.485% due 01/25/2017		92,042	91,703
Crown Castle International Corp.
3.000% due 01/31/2019		988	977
Dell, Inc.
3.750% due 10/29/2018		97,704	96,643
Fresenius SE & Co. KGaA
2.234% due 08/07/2019		990	987
H.J. Heinz Co.
3.250% due 06/07/2019		9,900	9,775
3.500% due 06/05/2020		85,197	84,303
HCA, Inc.
2.654% due 02/02/2016		22,633	22,529
2.654% due 05/02/2016		98,247	97,940
2.904% due 03/31/2017		242,152	240,841
2.983% due 05/01/2018		70,832	70,116
Hertz Corp.
3.000% due 03/11/2018		17,217	16,744
Hologic, Inc.
3.250% due 08/01/2019		9,590	9,500
Huntsman International LLC
2.697% - 2.699% due 04/19/2017		17,319	17,037
Lombard Street CLO PLC
0.500% - 1.014% due 02/28/2023	EUR	12,710	14,836
0.500% - 1.014% due 02/28/2023		$16,926	15,624
0.500% - 1.014% due 02/28/2023	GBP	21,535	32,241
MGM Resorts International
2.904% due 12/20/2017		$8,736	8,679
Novelis, Inc.
3.750% due 03/10/2017		4,987	4,948
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020		6,036	5,980
RPI Finance Trust
2.483% due 11/09/2016		22,856	22,851
3.250% due 05/09/2018		12,743	12,744
3.250% due 11/09/2018		10,409	10,407
Spectrum Brands, Inc.
3.500% due 09/04/2019		6,690	6,643
SunGard Data Systems, Inc.
4.000% due 03/08/2020		16,194	16,030
Valeant Pharmaceuticals International, Inc.
2.410% due 04/20/2016		30,671	30,623
3.750% due 12/11/2019		21,320	21,114
3.750% due 08/05/2020		40,794	40,372

Total Bank Loan Obligations (Cost $1,226,271)			1,216,153

CORPORATE BONDS & NOTES 18.9%
BANKING & FINANCE 15.6%
Abbey National Treasury Services PLC
0.744% due 03/13/2017		1,800	1,805
3.875% due 11/10/2014		100	100
AerCap Aviation Solutions BV
6.375% due 05/30/2017		1,495	1,585
AIG Life Holdings, Inc.
7.570% due 12/01/2045		52,200	70,564
8.125% due 03/15/2046		96,335	137,301
AIG-FP Matched Funding
7.000% due 05/15/2015	EUR	40,000	52,720
Ally Financial, Inc.
2.434% due 12/01/2014		$900	899
2.500% due 03/15/2017 (g)		274,300	273,979
2.750% due 01/30/2017		170,905	167,914
2.914% due 07/18/2016		255	257
3.125% due 01/15/2016		123,380	123,997
3.500% due 07/18/2016		137,766	139,660
3.500% due 01/27/2019		92,257	89,951
4.625% due 06/26/2015		600,064	609,905
4.750% due 09/10/2018		162,589	167,060

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 02/15/2017		$238,361	$248,491
6.250% due 12/01/2017		131,439	141,297
6.750% due 12/01/2014		257,925	259,945
7.500% due 09/15/2020		128,110	147,967
8.000% due 03/15/2020		52,682	61,506
8.300% due 02/12/2015		77,644	79,391
American Express Bank FSB
6.000% due 09/13/2017		253,210	285,001
American Express Centurion Bank
6.000% due 09/13/2017		230,900	260,246
American Express Co.
6.800% due 09/01/2066		320	342
7.000% due 03/19/2018		300	350
American Express Credit Corp.
0.784% due 03/18/2019		3,700	3,720
1.750% due 06/12/2015		4,000	4,036
5.375% due 10/01/2014	GBP	17,700	28,694
American Honda Finance Corp.
0.459% due 11/03/2014		$4,400	4,401
American International Group, Inc.
2.375% due 08/24/2015		32,865	33,361
4.500% due 12/20/2017 (g)	HKD	500,000	68,419
5.050% due 10/01/2015		$202,011	210,897
5.450% due 05/18/2017		278,435	307,044
5.600% due 10/18/2016		58,771	64,010
6.250% due 03/15/2087		141,721	159,711
6.765% due 11/15/2017	GBP	189,478	349,485
8.175% due 05/15/2068		$197,586	267,235
8.250% due 08/15/2018		120,279	147,065
American Tower Corp.
4.625% due 04/01/2015		21,364	21,793
Amsouth Bank
5.200% due 04/01/2015		9,025	9,211
ASB Finance Ltd.
1.385% due 10/23/2015	GBP	8,500	13,883
ASIF
3.000% due 02/17/2017	EUR	6,983	8,751
13.883% due 04/09/2018		7,126,000	6,287
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		$11,000	11,715
Banco do Brasil S.A.
4.500% due 01/22/2015		35,200	35,816
4.500% due 01/20/2016	EUR	50,100	65,731
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$5,000	5,123
Banco Espirito Santo S.A.
3.875% due 01/21/2015	EUR	2,500	3,014
5.875% due 11/09/2015		6,600	8,284
Banco Popolare SC
3.500% due 03/14/2019		13,600	17,842
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$244,200	253,365
4.500% due 04/06/2015		44,400	45,010
4.625% due 02/13/2017		137,500	144,203
Banco Santander Chile
1.134% due 04/11/2017		900	903
1.834% due 01/19/2016		176,300	178,504
3.750% due 09/22/2015		3,300	3,386
Banco Santander S.A.
4.625% due 01/20/2016	EUR	11,800	15,776
Bank of America Corp.
0.564% due 08/15/2016		$2,000	1,988
0.694% due 01/15/2015		41,026	41,060
0.778% due 05/23/2017	EUR	71,800	90,488
0.789% due 05/02/2017		$1,100	1,096
0.845% due 08/25/2017		101,700	102,034
0.922% due 03/28/2018	EUR	74,550	93,308
1.053% due 03/22/2016		$11,055	11,136
1.274% due 01/15/2019		800	812
1.500% due 10/09/2015		167,315	168,614
2.000% due 01/11/2018		11,498	11,459
2.650% due 04/01/2019		7,700	7,691
3.625% due 03/17/2016		5,900	6,115
3.700% due 09/01/2015		11,420	11,728
3.750% due 07/12/2016		14,432	15,071
4.500% due 04/01/2015		58,000	59,135
5.000% due 01/15/2015		32,777	33,203
5.650% due 05/01/2018		30,283	33,717
5.750% due 12/01/2017		55,539	61,848
6.000% due 09/01/2017		30,525	34,019
6.050% due 05/16/2016		400	430

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.400% due 08/28/2017		$393,027	$442,502
6.500% due 08/01/2016		44,445	48,527
6.875% due 04/25/2018		714,257	824,619
7.800% due 09/15/2016		2,000	2,242
8.680% due 05/02/2017		395	426
Bank of America N.A.
0.514% due 06/15/2016		98,360	98,055
0.534% due 06/15/2017		4,400	4,373
0.654% due 05/08/2017		281,000	281,249
0.703% due 11/14/2016		44,800	44,861
5.300% due 03/15/2017		10,750	11,654
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,900	132,468
Bank of India
4.750% due 09/30/2015		10,550	10,892
Bank of Montreal
1.950% due 01/30/2018		30,700	31,328
2.850% due 06/09/2015		6,700	6,815
Bank of Nova Scotia
0.544% due 04/11/2017		29,200	29,233
1.250% due 04/11/2017		31,100	31,072
1.650% due 10/29/2015		117,600	119,108
1.950% due 01/30/2017		79,300	80,934
Bank One Corp.
4.900% due 04/30/2015		24,260	24,860
Bankia S.A.
0.408% due 01/25/2016	EUR	4,900	6,139
3.500% due 11/13/2014		2,300	2,916
3.500% due 01/17/2019		27,700	37,636
4.250% due 07/05/2016		2,500	3,378
4.375% due 02/14/2017		8,600	11,691
5.000% due 10/30/2014		4,300	5,451
5.750% due 06/29/2016		5,000	6,912
Banque PSA Finance S.A.
3.875% due 01/14/2015		10,300	13,132
Barclays Bank PLC
7.625% due 11/21/2022		$89,800	96,670
7.750% due 04/10/2023		11,600	12,572
10.000% due 05/21/2021	GBP	3,100	6,637
10.179% due 06/12/2021		$310,237	423,566
14.000% due 06/15/2019 (f)	GBP	371,934	780,533
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	6,200	8,183
BB&T Corp.
1.094% due 06/15/2018		$300	306
BBVA Bancomer S.A.
4.500% due 03/10/2016		101,800	106,635
6.500% due 03/10/2021		169,850	185,986
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		119,284	123,821
Bear Stearns Cos. LLC
0.624% due 11/21/2016		900	901
5.300% due 10/30/2015		1,275	1,339
5.700% due 11/15/2014		27,800	27,858
6.400% due 10/02/2017		218,125	246,925
BFC Finance Corp.
7.375% due 12/01/2017		512	543
Blackstone CQP Holdco LP
9.296% due 03/18/2019		102,608	102,630
BNP Paribas S.A.
0.547% due 11/07/2015		47,900	47,913
0.697% due 05/07/2017		117,500	117,514
BNY Mellon N.A.
4.750% due 12/15/2014		50	50
BPCE S.A.
0.801% due 11/18/2016		400	402
0.865% due 06/17/2017		445,000	446,962
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,500	7,108
2.875% due 05/19/2016		3,400	4,392
Caixa Economica Federal
4.250% due 05/13/2019		$100,000	99,750
CaixaBank S.A.
3.250% due 10/05/2015	EUR	5,000	6,509
5.000% due 02/22/2016		1,150	1,549
5.125% due 04/27/2016		2,800	3,812
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014		$5,000	5,011
CIT Group, Inc.
4.250% due 08/15/2017		124,805	126,365
4.750% due 02/15/2015		45,800	46,344
5.000% due 05/15/2017		64,088	65,850

2	See Accompanying Notes

September 30, 2014

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 03/15/2018		$50,545	$52,188
5.500% due 02/15/2019		86,324	90,370
6.625% due 04/01/2018		5,591	6,017
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	21,309
CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,367
Citigroup, Inc.
0.502% due 06/09/2016		1,100	1,094
0.518% due 11/05/2014		71,860	71,872
0.747% due 05/31/2017	EUR	65,621	82,373
0.760% due 05/01/2017		$204,600	205,148
0.774% due 03/10/2017		55,335	55,462
1.025% due 04/01/2016		19,870	20,018
1.194% due 07/25/2016		82,305	83,188
1.300% due 04/01/2016		3,600	3,612
1.440% due 11/30/2017	EUR	40,460	51,103
1.605% due 02/10/2019		8,800	11,120
2.250% due 08/07/2015		$22,125	22,366
2.650% due 03/02/2015		5,000	5,045
3.953% due 06/15/2016		11,100	11,662
4.450% due 01/10/2017		41,850	44,617
4.587% due 12/15/2015		40,100	41,899
4.750% due 05/19/2015		32,143	32,999
4.875% due 05/07/2015		5,805	5,952
5.500% due 10/15/2014		22,991	23,034
6.010% due 01/15/2015		39,785	40,415
6.125% due 11/21/2017		42,100	47,531
Commonwealth Bank of Australia
1.034% due 09/18/2015		22,300	22,482
1.250% due 09/18/2015		960	968
Corp. Andina de Fomento
8.125% due 06/04/2019		1,740	2,148
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	48,256
Credit Agricole S.A.
0.780% due 06/12/2017		445,000	445,829
0.814% due 06/02/2017		223,000	223,733
1.625% due 04/15/2016		10,400	10,504
6.500% due 06/23/2021 (f)	EUR	5,500	7,025
7.500% due 06/23/2026 (f)	GBP	7,100	11,160
8.125% due 09/19/2033		$33,080	36,835
Credit Suisse
0.725% due 05/26/2017		397,400	399,014
5.750% due 09/18/2025	EUR	3,900	5,412
6.500% due 08/08/2023		$28,200	30,739
Denali Borrower LLC
5.625% due 10/15/2020		400	413
Deutsche Bank Financial LLC
5.375% due 03/02/2015		19,117	19,487
Dexia Credit Local S.A.
0.617% due 11/07/2016		800	803
DNB Boligkreditt A/S
2.900% due 03/29/2017		2,000	2,065
E*TRADE Financial Corp.
6.750% due 06/01/2016		3,682	3,894
Eksportfinans ASA
0.732% due 03/09/2015		5,000	4,950
0.890% due 06/16/2015	JPY	2,400,000	21,747
2.000% due 09/15/2015		$29,365	29,402
2.375% due 05/25/2016		55,690	55,896
2.875% due 11/16/2016	CHF	1,100	1,180
3.000% due 11/17/2014		$51,314	51,501
5.500% due 05/25/2016		15,990	16,895
5.500% due 06/26/2017		53,703	58,066
Fiat Finance & Trade S.A.
6.375% due 04/01/2016	EUR	16,500	22,070
First Tennessee Bank N.A.
5.050% due 01/15/2015		$12,843	12,994
FNBC Pass-Through Trust
8.080% due 01/05/2018		114	126
Ford Motor Credit Co. LLC
0.684% due 11/08/2016		59,200	59,205
0.753% due 09/08/2017		186,200	186,549
1.483% due 05/09/2016		40,700	41,275
1.500% due 01/17/2017		16,250	16,233
1.700% due 05/09/2016		22,730	22,929
2.500% due 01/15/2016		40,102	40,850
2.750% due 05/15/2015		81,416	82,489
3.000% due 06/12/2017		9,032	9,328

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.875% due 01/15/2015		$177,042	$178,754
3.984% due 06/15/2016		42,930	44,979
4.207% due 04/15/2016		64,810	67,801
4.250% due 02/03/2017		18,340	19,459
5.000% due 05/15/2018		25,746	28,146
5.625% due 09/15/2015		112,491	117,638
6.625% due 08/15/2017		20,850	23,588
7.000% due 04/15/2015		304,074	314,576
8.000% due 12/15/2016		202,619	230,692
8.700% due 10/01/2014		275,642	275,642
12.000% due 05/15/2015		170,655	182,774
GE Capital U.K. Funding
1.111% due 05/09/2016	GBP	14,900	24,298
5.125% due 03/03/2015		13,300	21,943
General Electric Capital Corp.
6.375% due 11/15/2067		$41,370	44,886
General Motors Financial Co., Inc.
2.750% due 05/15/2016		28,880	29,151
3.250% due 05/15/2018		16,400	16,605
3.500% due 07/10/2019		42,700	43,076
4.750% due 08/15/2017		48,712	51,391
6.750% due 06/01/2018		10,970	12,266
Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		11,400	11,343
GMAC International Finance BV
7.500% due 04/21/2015	EUR	117,570	153,598
Goldman Sachs Group, Inc.
0.734% due 01/12/2015		$100	100
0.858% due 06/04/2017		61,800	62,274
1.234% due 11/21/2014		6,575	6,583
2.375% due 01/22/2018		25,425	25,681
3.300% due 05/03/2015		11,600	11,787
5.000% due 10/01/2014		9,915	9,915
5.125% due 01/15/2015		13,336	13,514
6.150% due 04/01/2018		400	451
6.250% due 09/01/2017		2,950	3,312
GSPA Monetization Trust
6.422% due 10/09/2029		21,479	24,466
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		3,000	3,016
HBOS PLC
0.757% due 03/29/2016	EUR	27,953	35,375
0.782% due 03/21/2017		37,300	46,970
0.933% due 09/30/2016		$81,090	81,066
0.933% due 09/06/2017		34,650	34,647
0.967% due 09/01/2016	EUR	1,831	2,310
6.750% due 05/21/2018		$273,366	309,773
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,163
HSBC Finance Corp.
0.664% due 06/01/2016		700	701
5.000% due 06/30/2015		87,602	90,502
5.250% due 04/15/2015		50,600	51,909
HSBC USA, Inc.
2.375% due 02/13/2015		76,400	76,981
ILFC E-Capital Trust
6.250% due 12/21/2065		17,620	17,356
Industrial Bank of Korea
1.375% due 10/05/2015		40,000	40,188
2.375% due 07/17/2017		2,400	2,444
ING Bank NV
0.574% due 01/04/2016		569,000	569,744
0.910% due 05/23/2016		26,350	26,301
0.934% due 11/21/2016		20,600	20,621
0.935% due 07/03/2017		17,420	17,355
4.000% due 03/15/2016		10,000	10,440
Intercapital PLC
1.950% due 06/28/2015 (g)		6,000	5,850
International Lease Finance Corp.
3.875% due 04/15/2018		4,000	3,978
4.875% due 04/01/2015		152,607	155,182
5.750% due 05/15/2016		56,102	58,732
6.750% due 09/01/2016		199,863	216,352
7.125% due 09/01/2018		44,125	49,751
8.625% due 09/15/2015		301,677	319,431
8.750% due 03/15/2017		75,220	84,058
Intesa Sanpaolo SpA
2.375% due 01/13/2017		60,025	60,729
3.125% due 01/15/2016		91,128	93,248
3.625% due 08/12/2015		7,000	7,153

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.875% due 01/16/2018		$17,000	$17,743
6.500% due 02/24/2021		7,500	8,649
IPIC GMTN Ltd.
3.125% due 11/15/2015		7,275	7,432
3.750% due 03/01/2017		10,000	10,475
4.875% due 05/14/2016	EUR	1,400	1,884
John Deere Capital Corp.
0.362% due 04/12/2016		$144,700	144,842
0.875% due 04/17/2015		1,965	1,971
JPMorgan Chase & Co.
0.754% due 02/15/2017		9,600	9,651
0.784% due 04/25/2018		392,200	394,615
0.800% due 04/23/2015		25,000	25,070
0.855% due 02/26/2016		46,400	46,691
1.068% due 05/30/2017	GBP	65,350	104,750
1.100% due 10/15/2015		$11,930	11,982
1.227% due 03/31/2018	EUR	9,100	11,484
1.444% due 09/01/2015		$940	940
3.150% due 07/05/2016		66,291	68,621
3.400% due 06/24/2015		17,000	17,358
3.450% due 03/01/2016		700	725
3.700% due 01/20/2015		28,200	28,481
4.750% due 03/01/2015		61,338	62,446
5.150% due 10/01/2015		28,734	29,976
6.000% due 01/15/2018		250	282
6.100% due 10/01/2024 (f)		50,000	49,650
6.750% due 02/01/2024 (f)		100,000	105,950
JPMorgan Chase Bank N.A.
0.564% due 06/13/2016		74,015	74,015
0.654% due 06/02/2017		450,300	451,188
0.767% due 05/31/2017	EUR	36,900	46,583
4.375% due 11/30/2021		11,600	15,480
5.375% due 09/28/2016	GBP	7,900	13,703
6.000% due 10/01/2017		$321,000	359,172
KBC Bank NV
8.000% due 01/25/2023		53,200	59,105
Kilroy Realty LP
5.000% due 11/03/2015		200	209
Korea Development Bank
3.250% due 03/09/2016		9,800	10,103
4.000% due 09/09/2016		20,000	21,079
4.375% due 08/10/2015		8,000	8,251
Korea Finance Corp.
2.250% due 08/07/2017		50,000	50,584
3.250% due 09/20/2016		21,600	22,448
LBG Capital PLC
3.187% due 03/12/2020	EUR	150	188
7.375% due 03/12/2020		3,415	4,647
7.625% due 12/09/2019	GBP	19,420	32,990
7.625% due 10/14/2020	EUR	16,405	22,611
8.000% due 06/15/2020 (f)		$12,759	13,827
8.500% due 12/17/2021 (f)		55,300	59,816
8.875% due 02/07/2020	EUR	1,900	2,712
9.125% due 07/15/2020	GBP	12,033	20,861
15.000% due 12/21/2019	EUR	12,900	24,517
15.000% due 12/21/2019	GBP	18,300	42,127
Leveraged Finance Europe Capital BV
0.919% due 11/15/2017	EUR	169	214
Lloyds Bank PLC
4.375% due 01/12/2015		$1,100	1,112
9.875% due 12/16/2021		1,700	1,978
11.875% due 12/16/2021	EUR	12,600	19,490
12.000% due 12/16/2024 (f)		$1,194,700	1,762,182
13.000% due 12/19/2021	AUD	27,200	28,070
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	28,600	46,597
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		$7,239	7,584
Metropolitan Life Global Funding
0.363% due 06/23/2016		100,300	100,395
1.300% due 04/10/2017		39,600	39,565
1.700% due 06/29/2015		1,200	1,212
2.300% due 04/10/2019		83,200	82,941
Mizuho Bank Ltd.
0.663% due 04/16/2017		67,000	67,093
0.684% due 09/25/2017		33,800	33,805
Morgan Stanley
0.714% due 10/15/2015		10,300	10,335
1.184% due 12/19/2014		8,325	8,343
1.514% due 04/25/2018		24,800	25,520

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.000% due 07/24/2015		$37,000	$37,988
4.100% due 01/26/2015		145,000	146,642
5.375% due 10/15/2015		26,600	27,864
5.550% due 04/27/2017		500	548
6.000% due 04/28/2015		159,467	164,400
6.250% due 08/28/2017		400	450
MUFG Union Bank N.A.
0.638% due 05/05/2017		15,100	15,145
Murray Street Investment Trust
4.647% due 03/09/2017		55,300	59,229
National Australia Bank Ltd.
1.600% due 08/07/2015		350	354
National Bank of Canada
1.500% due 06/26/2015		12,600	12,705
2.200% due 10/19/2016		267,100	274,088
National Westminster Bank PLC
7.875% due 09/09/2015	GBP	10,130	17,332
Nationwide Building Society
4.650% due 02/25/2015		$63,700	64,733
Navient LLC
3.875% due 09/10/2015		100,039	101,227
4.625% due 09/25/2017		6,140	6,224
4.875% due 06/17/2019		5,000	5,013
5.000% due 04/15/2015		141,033	143,501
5.000% due 12/15/2015 (g)	HKD	16,000	2,108
5.050% due 11/14/2014		$8,270	8,291
5.140% due 06/15/2016		80,000	82,400
5.500% due 01/15/2019		74,475	76,151
6.000% due 01/25/2017		74,389	78,015
6.250% due 01/25/2016		264,407	275,115
8.450% due 06/15/2018		301,246	339,655
8.780% due 09/15/2016	MXN	150,000	11,330
Navient LLC CPI Linked Bond
3.109% due 10/01/2014		$27,059	27,093
Nomura Holdings, Inc.
5.000% due 03/04/2015		54,190	55,073
Nordea Bank AB
0.592% due 04/04/2017		200	200
2.250% due 03/20/2015		13,900	14,028
NRAM Covered Bond LLP
5.625% due 06/22/2017		22,700	25,286
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	96,000	16,436
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$91,600	102,445
Principal Life Income Funding Trusts
5.550% due 04/27/2015		8,500	8,750
Prudential Covered Trust
2.997% due 09/30/2015		1,725	1,761
Prudential Financial, Inc.
3.875% due 01/14/2015		19,640	19,834
QNB Finance Ltd.
3.125% due 11/16/2015		17,800	18,223
3.375% due 02/22/2017		20,000	20,875
Rabobank Group
0.515% due 11/23/2016		178,500	178,581
0.565% due 04/28/2017		393,800	393,849
5.125% due 10/27/2014	GBP	10,000	16,261
6.875% due 03/19/2020	EUR	12,500	18,808
8.375% due 07/26/2016 (f)		$34,700	37,355
8.400% due 06/29/2017 (f)		5,900	6,512
11.000% due 06/30/2019 (f)		245,700	325,552
RCI Banque S.A.
4.600% due 04/12/2016		3,200	3,362
5.625% due 03/13/2015	EUR	7,400	9,559
Realkredit Danmark A/S
2.000% due 04/01/2015	DKK	222,000	38,017
Regions Financial Corp.
5.750% due 06/15/2015		$11,200	11,559
7.750% due 11/10/2014		19,748	19,891
Royal Bank of Canada
2.000% due 10/01/2018		40,800	41,185
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		86,742	88,048
5.000% due 10/01/2014		8,615	8,615
5.050% due 01/08/2015		19,982	20,173
7.648% due 09/30/2031 (f)		15,090	17,731
Royal Bank of Scotland NV
0.899% due 06/08/2015	EUR	3,310	4,183
0.932% due 03/09/2015		$32,729	32,690

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Royal Bank of Scotland PLC
0.934% due 04/11/2016		$38,646	$38,801
0.935% due 08/29/2017		9,000	9,000
1.014% due 10/14/2016		36,205	36,431
3.522% due 10/27/2014	AUD	105,100	91,967
4.350% due 01/23/2017	EUR	1,700	2,267
4.375% due 03/16/2016		$61,000	63,937
4.875% due 03/16/2015		18,800	19,185
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		25,000	24,563
6.299% due 05/15/2017		25,000	25,438
Santander Financial Issuances Ltd.
7.250% due 11/01/2015		3,180	3,386
Santander Holdings USA, Inc.
3.000% due 09/24/2015		35,650	36,389
Santander Issuances S.A.U.
5.911% due 06/20/2016		11,040	11,718
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		49,500	49,927
3.781% due 10/07/2015		1,200	1,233
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		61,100	61,629
5.400% due 03/24/2017		10,000	10,155
5.499% due 07/07/2015		207,030	211,338
Shinhan Bank
4.125% due 10/04/2016		25,000	26,391
SL Green Realty Corp.
4.500% due 12/01/2022		200	201
Springleaf Finance Corp.
5.400% due 12/01/2015		75,966	77,865
5.750% due 09/15/2016		8,090	8,414
6.000% due 10/15/2014		1,054	1,054
6.000% due 11/15/2014		920	920
6.000% due 12/15/2014		419	421
6.900% due 12/15/2017		22,220	23,664
Standard Chartered PLC
5.500% due 11/18/2014		225	227
State Bank of India
4.500% due 10/23/2014		600	601
4.500% due 07/27/2015		194,900	200,117
Stone Street Trust
5.902% due 12/15/2015		50,000	52,995
Sumitomo Mitsui Banking Corp.
1.117% due 03/18/2016	GBP	4,600	7,482
Swedbank AB
1.212% due 11/06/2015 (i)		20,400	33,272
Turkiye Garanti Bankasi A/S
2.734% due 04/20/2016		$85,800	86,143
U.S. Bank N.A.
0.352% due 04/22/2016		204,500	204,634
UBS AG
4.750% due 02/12/2026	EUR	5,000	6,627
5.750% due 04/25/2018		$1,025	1,157
5.875% due 12/20/2017		233	263
7.250% due 02/22/2022		2,750	2,945
7.625% due 08/17/2022		52,300	60,865
VEB-Leasing Via VEB Leasing Investment Ltd.
5.125% due 05/27/2016		10,000	9,925
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		119,000	119,595
Vornado Realty LP
4.250% due 04/01/2015		12,970	13,089
VTB Bank OJSC Via VTB Capital S.A.
6.000% due 04/12/2017		25,000	25,030
6.465% due 03/04/2015		133,900	135,426
Wachovia Capital Trust
5.570% due 10/31/2014 (f)		121,615	118,423
Waha Aerospace BV
3.925% due 07/28/2020		240	253
Wells Fargo & Co.
1.250% due 07/20/2016		14,700	14,791
3.676% due 06/15/2016		2,580	2,698
5.900% due 06/15/2024 (f)		97,800	99,878
Wells Fargo Bank N.A.
0.494% due 06/15/2017		500,000	500,062
0.619% due 11/03/2014		148,704	148,757
6.000% due 11/15/2017		600	677

			30,583,186

INDUSTRIALS 2.1%
21st Century Fox America, Inc.
5.300% due 12/15/2014		8,655	8,745

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AbbVie, Inc.
0.997% due 11/06/2015	$6,500	$6,547
1.200% due 11/06/2015	80,525	80,846
Altria Group, Inc.
4.125% due 09/11/2015	300	310
America Movil S.A.B. de C.V.
3.625% due 03/30/2015	6,000	6,089
America West Airlines Pass-Through Trust
6.870% due 07/02/2018	595	622
Amgen, Inc.
0.615% due 05/22/2017	84,900	85,155
1.875% due 11/15/2014	53,050	53,149
4.850% due 11/18/2014	7,350	7,387
Anglo American Capital PLC
1.184% due 04/15/2016	2,400	2,414
Anheuser-Busch InBev Worldwide, Inc.
3.625% due 04/15/2015	400	407
4.125% due 01/15/2015	2,430	2,456
Apple, Inc.
2.850% due 05/06/2021	97,200	97,580
ArcelorMittal
4.250% due 02/25/2015	5,000	5,044
AutoZone, Inc.
5.500% due 11/15/2015	10,050	10,577
Aviation Capital Group Corp.
3.875% due 09/27/2016	50,000	51,448
Baidu, Inc.
2.750% due 06/09/2019	24,600	24,491
BAT International Finance PLC
1.400% due 06/05/2015	1,200	1,206
9.500% due 11/15/2018	300	384
Baxter International, Inc.
4.625% due 03/15/2015	1,200	1,223
Beam Suntory, Inc.
5.375% due 01/15/2016	6,093	6,430
BMW U.S. Capital LLC
0.574% due 06/02/2017	264,400	264,837
Boston Scientific Corp.
6.400% due 06/15/2016	2,000	2,175
Burlington Northern Santa Fe LLC
5.750% due 03/15/2018	3,575	4,045
Cameron International Corp.
1.400% due 06/15/2017	4,000	4,000
Canadian Natural Resources Ltd.
0.608% due 03/30/2016	11,900	11,932
4.900% due 12/01/2014	4,450	4,483
Cardinal Health, Inc.
6.000% due 06/15/2017	30,000	33,412
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	200	235
Cemex S.A.B. de C.V.
7.250% due 01/15/2021	200	212
Centex Corp.
5.250% due 06/15/2015	4,500	4,629
CGG S.A.
7.750% due 05/15/2017	675	670
Chesapeake Energy Corp.
3.250% due 03/15/2016	2,390	2,399
3.484% due 04/15/2019	67,450	67,619
City of Hope
5.623% due 11/15/2043	30,000	33,298
CNH Industrial Capital LLC
3.875% due 11/01/2015	4,750	4,803
CNPC General Capital Ltd.
2.750% due 05/14/2019	54,000	53,849
Comcast Corp.
5.850% due 11/15/2015	2,100	2,222
Computer Sciences Corp.
6.500% due 03/15/2018	2,000	2,150
Con-way, Inc.
7.250% due 01/15/2018	1,800	2,073
ConAgra Foods, Inc.
0.603% due 07/21/2016	1,000	1,002
1.300% due 01/25/2016	8,686	8,724
1.900% due 01/25/2018	15,200	15,123
2.100% due 03/15/2018	1,821	1,824
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	3,152	3,452
7.707% due 10/02/2022	2,308	2,599
9.000% due 01/08/2018	10,262	11,289
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	800	957

4	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Coventry Health Care, Inc.
6.125% due 01/15/2015	$7,500	$7,615
Covidien International Finance S.A.
1.350% due 05/29/2015	800	805
CRH America, Inc.
8.125% due 07/15/2018	10,000	12,085
CSN Islands Corp.
6.875% due 09/21/2019	19,300	20,410
CSN Resources S.A.
6.500% due 07/21/2020	5,210	5,351
CVS Pass-Through Trust
8.353% due 07/10/2031	247	333
D.R. Horton, Inc.
5.250% due 02/15/2015	10,000	10,137
Daimler Finance North America LLC
0.834% due 01/09/2015	2,900	2,904
0.920% due 08/01/2016	22,265	22,482
1.250% due 01/11/2016	22,730	22,890
1.300% due 07/31/2015	20,214	20,343
1.650% due 04/10/2015	5,800	5,835
2.300% due 01/09/2015	200	201
3.000% due 03/28/2016	11,610	11,980
Dell, Inc.
3.100% due 04/01/2016	163	165
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	3,075	3,597
Deluxe Corp.
5.125% due 10/01/2014	6,200	6,200
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^	5,537	955
Diageo Finance BV
3.250% due 01/15/2015	1,600	1,613
Discovery Communications LLC
3.700% due 06/01/2015	600	613
DISH DBS Corp.
4.250% due 04/01/2018	52,407	52,669
4.625% due 07/15/2017	61,431	62,813
6.625% due 10/01/2014	3,120	3,120
7.125% due 02/01/2016	166,962	177,397
7.750% due 05/31/2015	2,000	2,073
7.875% due 09/01/2019	97,512	110,432
Domtar Corp.
9.500% due 08/01/2016	30,670	34,383
Dow Chemical Co.
2.500% due 02/15/2016	2,750	2,811
Endo Finance LLC & Endo Finco, Inc.
7.000% due 07/15/2019	200	210
Energy Transfer Partners LP
5.950% due 02/01/2015	15,140	15,390
Enterprise Products Operating LLC
5.000% due 03/01/2015	900	917
5.600% due 10/15/2014	6,115	6,127
6.650% due 04/15/2018	7,000	8,129
ERAC USA Finance LLC
5.600% due 05/01/2015	2,950	3,035
Express Scripts Holding Co.
2.100% due 02/12/2015	14,410	14,494
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	300	307
Foster’s Finance Corp.
4.875% due 10/01/2014	7,500	7,500
Freeport-McMoRan, Inc.
1.400% due 02/13/2015	5,000	5,014
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	1,600	1,700
General Mills, Inc.
0.534% due 01/29/2016	3,610	3,616
General Motors Co.
1.000% due 07/31/2099	20,000	0
Georgia-Pacific LLC
7.700% due 06/15/2015	1,150	1,206
Gerdau Holdings, Inc.
7.000% due 01/20/2020	47,200	53,336
Gilead Sciences, Inc.
2.400% due 12/01/2014	900	903
Glencore Finance Canada Ltd.
5.800% due 11/15/2016	1,265	1,378
Gulf South Pipeline Co. LP
5.050% due 02/01/2015	9,370	9,500
Hamilton College
4.750% due 07/01/2113	58,970	53,757
Hanson Ltd.
6.125% due 08/15/2016	73,000	78,475

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HCA, Inc.
3.750% due 03/15/2019		$59,766	$58,571
6.375% due 01/15/2015		20,200	20,427
6.500% due 02/15/2016		48,683	50,935
7.190% due 11/15/2015		23,600	24,780
7.250% due 09/15/2020		7,603	8,002
Heathrow Funding Ltd.
2.500% due 06/25/2017		22,000	22,279
Hewlett-Packard Co.
2.350% due 03/15/2015		1,200	1,210
2.625% due 12/09/2014		10,000	10,042
Hidden Ridge Facility Trustee
5.750% due 01/01/2021		8,826	9,241
HJ Heinz Co.
4.250% due 10/15/2020		500	498
Holcim GB Finance Ltd.
8.750% due 04/24/2017	GBP	3,400	6,435
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$8,000	8,284
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		5,000	5,054
Johnson & Johnson
0.308% due 11/28/2016		13,800	13,831
Johnson Controls, Inc.
2.600% due 12/01/2016		3,475	3,592
KazMunayGas National Co. JSC
11.750% due 01/23/2015		25,000	25,792
KB Home
6.250% due 06/15/2015		17,355	17,876
Kinder Morgan, Inc.
5.150% due 03/01/2015		1,900	1,929
Kraft Foods Group, Inc.
1.625% due 06/04/2015		16,689	16,816
Kroger Co.
1.200% due 10/17/2016		2,000	2,001
2.200% due 01/15/2017		3,300	3,365
L Brands, Inc.
5.250% due 11/01/2014		4,496	4,511
Lennar Corp.
5.600% due 05/31/2015		44,986	46,167
Life Technologies Corp.
4.400% due 03/01/2015		1,200	1,219
Lockheed Martin Corp.
7.650% due 05/01/2016		4,600	5,105
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015		56,872	60,105
Marks & Spencer PLC
6.250% due 12/01/2017		2,200	2,463
Masco Corp.
4.800% due 06/15/2015		9,200	9,420
Maytag Corp.
5.000% due 05/15/2015		10,000	10,252
McKesson Corp.
0.634% due 09/10/2015		3,260	3,265
0.950% due 12/04/2015		8,495	8,507
1.400% due 03/15/2018		1,500	1,473
2.284% due 03/15/2019		7,000	6,958
3.250% due 03/01/2016		1,250	1,291
MDC Holdings, Inc.
5.375% due 07/01/2015		4,215	4,363
Medtronic, Inc.
4.750% due 09/15/2015		1,500	1,561
MGM Resorts International
6.625% due 07/15/2015		65,938	67,916
6.875% due 04/01/2016		11,306	11,998
7.500% due 06/01/2016		121,793	130,319
7.625% due 01/15/2017		85,685	93,397
10.000% due 11/01/2016		25,600	28,992
Mondelez International, Inc.
2.250% due 02/01/2019		1,000	994
5.375% due 12/11/2014	GBP	7,600	12,418
NBCUniversal Media LLC
2.875% due 04/01/2016		$210	217
3.650% due 04/30/2015		1,200	1,223
New York Times Co.
5.000% due 03/15/2015		26,930	27,267
Nissan Motor Acceptance Corp.
0.784% due 03/03/2017		10,360	10,401
0.935% due 09/26/2016		1,200	1,210
1.000% due 03/15/2016		1,000	1,002
1.950% due 09/12/2017		300	303
Noble Group Ltd.
4.875% due 08/05/2015		4,300	4,424

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		$9,380	$11,068
7.150% due 04/01/2021		1,115	1,251
Numericable Group S.A.
4.875% due 05/15/2019		50,000	49,562
NXP BV
3.500% due 09/15/2016		400	402
Pactiv LLC
8.125% due 06/15/2017		9,800	10,731
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		600	609
Petrobras International Finance Co. S.A.
2.875% due 02/06/2015		31,219	31,425
3.875% due 01/27/2016		236,800	242,957
5.750% due 01/20/2020		48,800	51,193
5.875% due 03/01/2018		27,100	29,322
7.875% due 03/15/2019		127,230	146,498
Phillips 66
1.950% due 03/05/2015		1,200	1,208
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		1,200	1,164
Pinnacol Assurance
8.625% due 06/25/2034 (g)		15,000	15,221
Pioneer Natural Resources Co.
5.875% due 07/15/2016		22,835	24,634
President and Fellows of Harvard College
6.500% due 01/15/2039		1,000	1,380
Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	1,992
Reynolds American, Inc.
1.050% due 10/30/2015		5,292	5,309
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		7,836	8,066
Rockies Express Pipeline LLC
3.900% due 04/15/2015		10,000	10,000
Rogers Communications, Inc.
6.750% due 03/15/2015		6,607	6,793
Rohm & Haas Co.
6.000% due 09/15/2017		41,096	46,000
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		25,300	26,027
Ryland Group, Inc.
5.375% due 01/15/2015		21,900	22,146
SABMiller Holdings, Inc.
1.850% due 01/15/2015		9,000	9,036
Santander Drive Auto Receivables Trust
4.125% due 02/09/2016		13,151	13,715
SBA Tower Trust
4.254% due 04/15/2040		1,300	1,324
SCA Finans AB
4.500% due 07/15/2015		5,250	5,400
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		100	105
Statoil ASA
0.694% due 11/08/2018		300	302
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		12,000	12,066
TCM Sub LLC
3.550% due 01/15/2015		1,800	1,815
Telefonica Emisiones S.A.U.
0.883% due 06/23/2017		150,000	149,978
3.661% due 09/18/2017	EUR	4,150	5,686
3.729% due 04/27/2015		$12,230	12,438
3.992% due 02/16/2016		4,707	4,899
4.949% due 01/15/2015		5,836	5,905
6.421% due 06/20/2016		9,517	10,347
Tencent Holdings Ltd.
2.000% due 05/02/2017		28,000	28,045
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		1,800	1,796
Thomson Reuters Corp.
1.300% due 02/23/2017		4,500	4,495
Time Warner Cable, Inc.
5.850% due 05/01/2017		1,600	1,775
Time Warner, Inc.
3.150% due 07/15/2015		1,600	1,632
5.875% due 11/15/2016		5,100	5,598
Toll Brothers Finance Corp.
5.150% due 05/15/2015		10,000	10,250
Transocean, Inc.
4.950% due 11/15/2015		222,300	230,905
UAL Equipment Trust AB
10.850% due 02/19/2015 ^		1,209	576

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UAL Pass-Through Trust
10.400% due 05/01/2018		$21,505	$23,817
UAL Pass-Through Trust AB
9.200% due 03/29/2049 ^		759	296
10.125% due 03/22/2015 ^		5,312	3,008
Universal Corp.
6.250% due 12/01/2014		33,000	33,288
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		9,700	1,310
Viacom, Inc.
1.250% due 02/27/2015		6,541	6,563
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		2,800	3,049
Volkswagen International Finance NV
0.561% due 11/18/2015		1,600	1,604
0.832% due 11/20/2014		50,400	50,440
1.150% due 11/20/2015		2,200	2,214
1.625% due 03/22/2015		4,300	4,325
2.875% due 04/01/2016		3,775	3,890
Volvo Treasury AB
5.950% due 04/01/2015		10,245	10,511
Walgreen Co.
1.000% due 03/13/2015		1,200	1,203
WellPoint, Inc.
1.250% due 09/10/2015		5,500	5,533
Wesfarmers Ltd.
2.983% due 05/18/2016		3,700	3,826
Whirlpool Corp.
6.500% due 06/15/2016		4,200	4,584
Whiting Petroleum Corp.
5.000% due 03/15/2019		200	206
Williams Partners LP
3.800% due 02/15/2015		12,685	12,827
Xerox Corp.
4.250% due 02/15/2015		1,200	1,217
Yum! Brands, Inc.
6.250% due 03/15/2018		541	615

			4,170,802

UTILITIES 1.2%
AES Corp.
8.000% due 10/15/2017		1,516	1,706
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		20,000	22,550
AT&T, Inc.
0.620% due 02/12/2016		3,100	3,108
0.653% due 03/30/2017		6,750	6,768
2.500% due 08/15/2015		12,743	12,961
5.500% due 02/01/2018		3,272	3,663
BellSouth Corp.
4.182% due 04/26/2021		23,700	24,190
BG Energy Capital PLC
2.875% due 10/15/2016		3,982	4,121
BP Capital Markets PLC
0.567% due 11/06/2015		23,500	23,563
0.657% due 11/07/2016		49,700	49,798
3.125% due 10/01/2015		500	514
British Telecommunications PLC
2.000% due 06/22/2015		29,084	29,382
8.500% due 12/07/2016	GBP	22,650	41,942
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		$35,900	39,131
7.750% due 11/30/2015		1,300	1,401
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		94,000	94,092
Constellation Energy Group, Inc.
4.550% due 06/15/2015		3,900	4,003
Dominion Resources, Inc.
5.150% due 07/15/2015		2,930	3,031
Duke Energy Corp.
0.615% due 04/03/2017		8,400	8,434
Duquesne Light Holdings, Inc.
5.500% due 08/15/2015		10,000	10,385
Electricite de France S.A.
0.694% due 01/20/2017		2,500	2,506
Enel SpA
4.875% due 02/20/2018	EUR	5,000	7,169
Entergy Corp.
3.625% due 09/15/2015		$31,700	32,474
Exelon Corp.
4.900% due 06/15/2015		17,243	17,749

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		$87,000	$88,316
5.092% due 11/29/2015		181,870	185,256
5.875% due 06/01/2015	EUR	20,000	25,672
6.212% due 11/22/2016		$55,000	57,063
8.146% due 04/11/2018		9,850	10,836
9.250% due 04/23/2019		9,050	10,397
Intergas Finance BV
6.375% due 05/14/2017		990	1,056
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		15,710	16,230
Koninklijke KPN NV
5.750% due 03/18/2016	GBP	5,500	9,452
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		$10,000	10,213
Korea Electric Power Corp.
3.000% due 10/05/2015		5,200	5,305
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,500	2,552
Majapahit Holding BV
7.250% due 06/28/2017		900	1,010
8.000% due 08/07/2019		4,600	5,394
Midwest Generation LLC
8.560% due 01/02/2016		21	22
NextEra Energy Capital Holdings, Inc.
7.875% due 12/15/2015		8,000	8,675
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		59,300	60,460
NRG Energy, Inc.
7.625% due 01/15/2018		800	882
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		62,125	64,237
Orange S.A.
2.125% due 09/16/2015		11,866	12,016
Petrobras Global Finance BV
2.374% due 01/15/2019		61,100	61,234
2.595% due 03/17/2017		189,800	192,393
3.000% due 01/15/2019		1,020	996
3.250% due 03/17/2017		45,200	45,854
Plains All American Pipeline LP
3.950% due 09/15/2015		2,000	2,058
Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	16,704
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		4,738	5,141
5.832% due 09/30/2016		5,192	5,494
6.750% due 09/30/2019		11,400	13,637
Rosneft Finance S.A.
6.250% due 02/02/2015		36,500	36,915
6.625% due 03/20/2017		20,240	20,898
7.500% due 07/18/2016		83,120	86,860
7.875% due 03/13/2018		4,300	4,606
Shell International Finance BV
0.303% due 11/10/2015		500	500
3.100% due 06/28/2015		11,675	11,918
Sprint Capital Corp.
6.900% due 05/01/2019		1,800	1,901
Sprint Communications, Inc.
6.000% due 12/01/2016		81,024	85,379
8.375% due 08/15/2017		63,051	70,696
9.125% due 03/01/2017		22,217	25,105
TECO Finance, Inc.
6.750% due 05/01/2015		6,880	7,119
Telecom Italia Capital S.A.
5.250% due 10/01/2015		1,774	1,829
Telecom Italia SpA
5.625% due 12/29/2015	GBP	5,000	8,443
7.375% due 12/15/2017		13,000	23,574
Telefonica Europe BV
6.500% due 09/18/2018 (f)	EUR	38,200	52,509
Tokyo Electric Power Co., Inc.
4.100% due 05/29/2015	JPY	184,000	1,710
5.050% due 11/28/2014		50,000	458
Verizon Communications, Inc.
0.632% due 06/09/2017		$50,900	51,055
1.764% due 09/15/2016		81,350	83,441
1.984% due 09/14/2018		159,089	167,747
2.500% due 09/15/2016		14,128	14,503
3.000% due 04/01/2016		1,120	1,155

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.650% due 09/14/2018	$77,800	$82,033
4.500% due 09/15/2020	115,500	125,085

		2,328,635

Total Corporate Bonds & Notes (Cost $35,417,138)		37,082,623

MUNICIPAL BONDS & NOTES 5.0%
ALABAMA 0.1%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027	75,100	85,221

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	13,000	14,832

CALIFORNIA 2.5%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	135
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	63,500	82,535
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	91,135	122,175
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	100	125
6.907% due 10/01/2050	74,500	106,492
6.918% due 04/01/2040	60,000	81,167
7.043% due 04/01/2050	145,320	208,858
Burbank, California Electric Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040	25,000	28,696
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	2,255	2,255
6.000% due 06/01/2035	10,000	10,000
6.125% due 06/01/2038	2,000	1,907
6.125% due 06/01/2043	2,000	2,000
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	78,800	93,661
California State Department of Water Resources Revenue Notes, Series 2012
1.291% due 12/01/2017	17,000	17,006
1.671% due 12/01/2018	20,000	20,027
1.871% due 12/01/2019	5,000	4,947
2.237% due 12/01/2020	22,355	22,214
2.437% due 12/01/2021	13,155	12,925
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	103,745	145,103
7.350% due 11/01/2039	137,640	193,428
7.500% due 04/01/2034	98,502	140,629
7.550% due 04/01/2039	151,002	220,342
California State General Obligation Bonds, (BABs), Series 2010
5.700% due 11/01/2021	5,660	6,668
6.650% due 03/01/2022	2,700	3,337
7.600% due 11/01/2040	358,390	530,306
7.625% due 03/01/2040	25,900	37,792
7.700% due 11/01/2030	27,735	34,405
7.950% due 03/01/2036	185,140	226,017
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	154
5.950% due 04/01/2016	3,200	3,451
6.200% due 10/01/2019	4,050	4,797
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	34,355	46,647
8.000% due 03/01/2035	7,070	8,426
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,700	19,549
6.484% due 11/01/2041	10,100	12,927
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	19,998
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	7,759

6	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Contra Costa Community College District, California General Obligation Bonds, (BABs), Series 2010
6.504% due 08/01/2034	$35,500	$44,081
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2038	45,000	46,040
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	27,000	19,857
5.750% due 06/01/2047	67,100	53,525
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	17,200	22,530
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	409
4.931% due 09/01/2016	500	524
5.395% due 09/01/2017	1,000	1,073
5.845% due 09/01/2018	750	824
6.328% due 09/01/2019	500	560
6.578% due 09/01/2020	1,000	1,143
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,524
8.360% due 08/01/2040	9,525	10,780
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	12,100	14,137
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	37,075	51,111
6.750% due 08/01/2049	92,300	132,097
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	16,948
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	69,500	84,292
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	98,565	126,766
7.618% due 08/01/2040	300	414
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,775	33,863
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	58,000	71,914
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	29,690	32,783
6.603% due 07/01/2050	97,420	136,967
7.000% due 07/01/2041	1,500	1,758
7.003% due 07/01/2041	6,665	7,683
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,100	59,783
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	30,585	37,188
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	40,650	54,464
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	59,600	72,619
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	37,600	46,394
5.813% due 06/01/2040	27,600	33,185
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	10,257
6.538% due 07/01/2039	41,240	46,922
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	261
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	52,721
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,100	1,497

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	$29,530	$35,462
6.400% due 02/01/2044	6,000	7,860
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	42,000	47,786
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	43,015
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	56,400	73,815
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	106,250	138,776
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	14,368
7.021% due 08/01/2040	24,900	28,274
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	24,600	34,744
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	22,100	24,911
7.200% due 08/01/2039	35,000	38,350
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	12,477
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	37,000	40,431
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	65,929
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	43,695	43,022
San Francisco, California City & County Certificates of Participation Bonds, (BABs), Series 2009
6.487% due 11/01/2041	5,300	6,516
San Francisco, California Public Utilities Commission Wastewater Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	10,631
5.600% due 10/01/2030	9,520	11,146
5.820% due 10/01/2040	19,315	23,787
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	819
6.000% due 11/01/2040	8,000	10,046
6.950% due 11/01/2050	10,500	14,839
San Mateo Union High School District, California General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	18,088
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,243
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (FGIC Insured), Series 2006
5.581% due 10/01/2016	70	71
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	15,200	17,487
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	5,000	5,798
5.943% due 07/01/2040	23,100	27,208
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,092
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,140	925
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	23,176
6.270% due 05/15/2031	4,230	4,695
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	43,175	53,705
6.296% due 05/15/2050	34,500	39,794
University of California Revenue Bonds, Series 2011
0.657% due 07/01/2041	85,000	85,337
0.754% due 07/01/2041	25,000	25,099

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	$4,130	$3,968
West Contra Costa Unified School District, California General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	10,615	12,821

		4,859,265

COLORADO 0.0%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	24,200	29,409
7.017% due 12/15/2037	31,500	42,106
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,545

		77,060

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	182
Stratford, Connecticut General Obligation Bonds, Series 2013
6.000% due 08/15/2038	3,400	4,126

		4,308

DISTRICT OF COLUMBIA 0.0%
Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	10,000	13,450

FLORIDA 0.1%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	16,775
6.206% due 10/01/2030	15,000	16,659
Florida State General Obligation Bonds, (BABs), Series 2009
5.750% due 06/01/2039	5,000	5,420
Palm Bay, Florida Revenue Bonds, Series 2013
6.315% due 10/01/2040	16,500	18,728
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	41,600	46,230

		103,812

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,800	7,280
6.655% due 04/01/2057	173,534	213,591
7.055% due 04/01/2057	1,665	1,867

		222,738

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	76,200	87,542
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	53,520	58,363
6.899% due 12/01/2040	335,265	414,254
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	40,891
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	24,590
6.184% due 01/01/2034	10,800	13,617

		639,277

INDIANA 0.0%
Evansville Redevelopment Authority, Indiana Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	7,630	8,574
Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	7,700	8,555
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	6,300	7,653
6.004% due 01/15/2040	45,000	56,945

		81,727

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
IOWA 0.0%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	$22,500	$25,795
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	33,845	34,034

		59,829

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2010
5.373% due 11/01/2025	200	227

LOUISIANA 0.1%
Administrators of the Tulane Educational Fund, Louisiana Revenue Bonds, Series 2013
5.000% due 10/01/2047	10,000	9,831
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	88,428

		98,259

MASSACHUSETTS 0.0%
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	41,037
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	24,700	29,371
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,100	7,863

		78,271

MICHIGAN 0.0%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	50,000	57,366
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	290	250

		57,616

MISSOURI 0.0%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	3,350	419

NEBRASKA 0.0%
Nebraska Public Power District Revenue Bonds, (BABs), Series 2010
5.323% due 01/01/2030	600	650
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	10,000	11,349

		11,999

NEVADA 0.2%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	141,200	194,330
Clark County, Nevada General Obligation Bonds, (BABs), Series 2010
7.000% due 07/01/2038	35,000	41,845
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	90,000	98,169
7.100% due 06/01/2039	33,000	36,532
7.263% due 06/01/2034	47,500	51,402
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	15,085	17,138
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	29,663

		469,079

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2019	11,250	9,878
0.000% due 02/15/2020	65,775	55,471
0.000% due 02/15/2021	3,000	2,398
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	600	662

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	$81,765	$113,483
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,200	28,091
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	8,000	5,896

		215,879

NEW YORK 0.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	5,095	6,222
7.336% due 11/15/2039	1,020	1,524
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000	49,554
6.089% due 11/15/2040	40,000	51,148
6.548% due 11/15/2031	27,525	35,322
6.648% due 11/15/2039	80,000	106,346
7.134% due 11/15/2030	16,300	19,109
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.399% due 12/01/2024	3,600	4,169
5.985% due 12/01/2036	16,860	20,462
6.435% due 12/01/2035	4,900	5,604
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.237% due 12/01/2021	4,355	4,953
5.687% due 12/01/2023	6,470	7,693
5.698% due 03/01/2027	200	241
5.817% due 10/01/2031	2,500	2,760
5.887% due 12/01/2024	3,845	4,648
6.246% due 06/01/2035	50,055	57,485
6.271% due 12/01/2037	4,000	5,081
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	226
New York City, New York General Obligation Notes, (BABs), Series 2010
4.787% due 12/01/2018	4,525	5,036
4.937% due 12/01/2019	5,875	6,578
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.725% due 11/01/2023	5,310	5,865
4.905% due 11/01/2024	400	449
5.075% due 11/01/2025	1,500	1,715
5.508% due 08/01/2037	70,200	84,500
5.572% due 11/01/2038	60,100	72,374
5.808% due 08/01/2030	25,300	28,862
5.932% due 11/01/2036	36,900	41,415
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	10,000	11,659
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	74,285	88,166
5.790% due 06/15/2041	65,285	71,883
6.124% due 06/15/2042	75,000	84,651
6.282% due 06/15/2042	52,100	59,701
6.491% due 06/15/2042	18,000	20,789
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	12,770	12,150
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	28,500	33,700
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,200	58,814
5.500% due 03/15/2030	1,100	1,283
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	14,000	16,013
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,202
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,500	65,796

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	$405	$499
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	91,085	109,984
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	9,200	10,113
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	56,200	56,084

		1,331,828

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,300	40,942

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	85,277	107,059
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	59,200	71,267
6.270% due 02/15/2050	175	215
7.834% due 02/15/2041	17,400	24,943
8.084% due 02/15/2050	213,460	332,285
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,100	1,383
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	284,475	222,732
6.500% due 06/01/2047	16,900	14,226
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,579
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,600	4,783

		782,472

OREGON 0.0%
Oregon State Department of Administrative Services Certificates of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	16,025	17,758
6.180% due 05/01/2035	18,170	20,013

		37,771

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,371
5.401% due 06/15/2022	3,500	3,977
5.501% due 06/15/2023	3,500	4,008
6.532% due 06/15/2039	42,250	48,112
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	1,108

		59,576

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	184
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	7,041

		7,225

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	7,737

TEXAS 0.2%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000	34,594
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140	183

8	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$48,000	$60,836
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	800	913
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.335% due 04/01/2040	11,082	11,265
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	18,600	21,669
8.910% due 02/01/2030	21,500	25,765
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	9,600	12,139
6.308% due 02/01/2037	40,400	45,533
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	10,500	11,879
Texas State General Obligation Bonds, (BABs), Series 2010
4.631% due 04/01/2033	200	223
4.681% due 04/01/2040	200	223
Texas State General Obligation Notes, (BABs), Series 2010
3.203% due 04/01/2019	500	527
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	44,550	52,304
Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	1,000	1,113

		279,166

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	770

WASHINGTON 0.0%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	400	404
3.503% due 07/01/2026	200	200
Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	13,746
Tacoma, Washington Electric System Revenue Bonds, (BABs), Series 2010
5.966% due 01/01/2035	13,000	15,615
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,262
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,000	1,217

		32,444

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	153,125	130,300

WISCONSIN 0.1%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	74,600	83,536

		83,986

Total Municipal Bonds & Notes (Cost $8,606,262)		9,887,485

U.S. GOVERNMENT AGENCIES 15.8%
Bolivia Government AID Bond
0.376% due 02/01/2019	2,093	1,935
Fannie Mae
0.000% due 04/25/2018 - 03/25/2036 (b)	3,850	3,553
0.000% due 10/09/2019	13,300	11,812
0.215% due 07/25/2037	428	419
0.255% due 01/25/2021	26	26
0.275% due 03/25/2034	127	127

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.285% due 03/25/2036	$3,190	$3,018
0.305% due 08/25/2034	128	128
0.355% due 05/25/2035 - 10/27/2037	103,144	102,946
0.395% due 06/25/2032	21	21
0.405% due 05/25/2037	231	231
0.455% due 12/25/2028 - 03/25/2037	2,904	2,913
0.465% due 04/25/2037	74,408	74,611
0.475% due 06/25/2037	10	10
0.505% due 08/25/2033 - 03/25/2044	20,765	20,825
0.515% due 03/25/2037	71	71
0.535% due 07/25/2037	2,237	2,249
0.554% due 04/18/2028	68	69
0.555% due 06/25/2029 - 11/25/2036	4,146	4,168
0.565% due 09/25/2035	20,255	20,413
0.600% due 02/25/2037	10,348	10,379
0.604% due 10/18/2030	437	442
0.605% due 08/25/2021 - 12/25/2041	58,985	59,564
0.655% due 03/25/2017 - 05/25/2040	42,295	42,682
0.704% due 12/18/2031	99	101
0.705% due 06/25/2018 - 09/25/2041	846	855
0.735% due 08/25/2037 - 06/25/2041	22,405	22,666
0.749% due 08/25/2022 (a)	78,267	3,009
0.755% due 08/25/2022	4	4
0.785% due 05/25/2040	3,160	3,227
0.805% due 10/25/2023 - 03/25/2024	936	952
0.855% due 10/25/2037 - 06/25/2040	20,520	20,862
0.875% due 02/08/2018 (k)	431,700	425,333
0.875% due 06/25/2037	12,693	12,883
0.885% due 06/25/2040	51,605	52,389
0.886% due 11/01/2021	5,912	5,964
0.895% due 03/25/2040	6,072	6,182
0.905% due 03/25/2038 - 06/25/2040	28,477	28,966
0.955% due 01/25/2022	12	12
0.975% due 12/25/2039	1,142	1,164
0.985% due 01/25/2022	34	35
1.005% due 12/25/2021	18	18
1.055% due 04/25/2032	20	20
1.125% due 04/27/2017 (k)	263,987	265,391
1.155% due 04/25/2023	115	118
1.176% due 04/01/2027	22	23
1.318% due 07/01/2042 - 10/01/2044	28,700	29,425
1.319% due 12/01/2044	3,322	3,394
1.368% due 09/01/2041	10,422	10,906
1.375% due 01/01/2021	4	4
1.518% due 10/01/2030 - 10/01/2040	3,550	3,716
1.605% due 06/01/2035	1,073	1,145
1.625% due 11/27/2018	700	699
1.669% due 04/01/2027	23	24
1.723% due 02/01/2023	42	42
1.737% due 05/01/2023	88	88
1.750% due 02/01/2022	76	76
1.770% due 06/01/2030 - 09/01/2035	81	83
1.781% due 06/01/2023 - 03/01/2035	95	98
1.785% due 09/01/2022	57	59
1.795% due 11/01/2023	13	13
1.836% due 02/01/2035	1,864	1,974
1.853% due 10/01/2034	190	200
1.875% due 09/18/2018 - 12/01/2024	56,500	57,121
1.885% due 09/01/2024	58	58
1.895% due 11/01/2031	103	103
1.897% due 02/01/2034	49	52
1.906% due 10/01/2034	1,031	1,099

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.916% due 02/01/2035	$2,241	$2,386
1.918% due 10/01/2020	10	10
1.925% due 03/01/2034	5,002	5,301
1.926% due 10/01/2034	797	846
1.932% due 03/01/2033	72	75
1.950% due 08/01/2035	264	265
1.961% due 01/01/2035	4,383	4,709
1.967% due 08/01/2025	615	656
1.971% due 05/01/2035	110	115
1.974% due 09/01/2034	702	740
1.977% due 12/01/2034	133	140
1.979% due 11/01/2035	2,121	2,243
1.980% due 01/01/2035 - 02/01/2035	7,005	7,430
1.986% due 11/01/2034	857	918
1.996% due 12/01/2034	21	22
2.000% due 04/01/2017	12	12
2.006% due 05/01/2034 - 12/01/2034	343	362
2.010% due 06/01/2035	90	94
2.013% due 06/01/2021	135	141
2.016% due 09/01/2035	4,496	4,743
2.024% due 04/01/2036	169	180
2.039% due 01/01/2035	92	98
2.040% due 11/01/2034	1,546	1,627
2.054% due 01/01/2035	4,436	4,749
2.058% due 07/01/2035	31	34
2.060% due 01/01/2036	12	12
2.065% due 09/01/2035	41	44
2.069% due 11/01/2035	154	161
2.075% due 06/01/2035	1,081	1,147
2.077% due 11/01/2023	16	16
2.085% due 07/01/2019	22	22
2.105% due 08/01/2035	1,553	1,662
2.110% due 05/01/2024	8	8
2.114% due 11/01/2032	40	43
2.119% due 10/01/2024	36	36
2.125% due 07/01/2034 - 08/01/2035	491	522
2.128% due 10/01/2035	806	867
2.138% due 09/01/2034	9,489	10,147
2.142% due 08/01/2032	17	18
2.147% due 08/01/2035	3,765	4,023
2.150% due 07/01/2024	56	56
2.153% due 05/01/2037	23	24
2.154% due 11/01/2019	23	23
2.165% due 10/01/2019	36	36
2.177% due 11/01/2035	438	472
2.182% due 12/01/2034	710	750
2.185% due 06/01/2034	8	8
2.189% due 05/01/2033	104	111
2.190% due 12/01/2023 - 11/01/2025	165	169
2.198% due 07/01/2033	8	9
2.202% due 05/25/2035	12,906	13,186
2.216% due 12/01/2033 - 02/01/2035	1,469	1,569
2.217% due 03/01/2033	110	118
2.220% due 07/01/2026 - 05/01/2036	1,853	1,996
2.222% due 05/01/2035	8,847	9,491
2.227% due 04/01/2038	14	15
2.229% due 11/01/2034	30	32
2.230% due 09/01/2023	90	90
2.233% due 02/01/2035 - 09/01/2036	1,440	1,538
2.235% due 11/01/2035	6,312	6,671
2.237% due 05/01/2035	5,128	5,517
2.238% due 12/01/2034	19	20
2.240% due 04/01/2033 - 03/01/2035	704	741
2.245% due 03/01/2025 - 11/01/2025	315	332
2.249% due 12/01/2034	43	46
2.250% due 01/01/2020 - 12/01/2025	85	85
2.253% due 04/01/2034	6	6

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.255% due 08/01/2027 - 08/01/2035	$1,067	$1,139
2.260% due 11/01/2025 - 08/01/2033	295	311
2.265% due 09/01/2029	3	3
2.266% due 12/01/2022 - 01/01/2036	438	469
2.274% due 09/01/2035	240	241
2.275% due 08/01/2026	54	57
2.277% due 09/01/2033 - 09/01/2035	4,681	5,008
2.278% due 09/01/2033	60	63
2.282% due 05/01/2025	107	113
2.285% due 02/01/2035	2,049	2,205
2.286% due 09/01/2037	46	50
2.291% due 01/01/2026	104	105
2.294% due 04/01/2035	43	46
2.297% due 07/01/2035	1,562	1,678
2.300% due 10/01/2024 - 01/01/2036	4,323	4,599
2.302% due 07/01/2021	15	15
2.305% due 04/01/2034	132	141
2.310% due 08/01/2022 - 02/01/2036	75,014	73,467
2.315% due 11/01/2023	101	101
2.318% due 07/01/2035 - 11/01/2035	3,152	3,361
2.320% due 06/01/2023	13	13
2.325% due 12/01/2023 - 09/01/2035	4,087	4,459
2.328% due 04/01/2027 - 09/01/2035	746	808
2.330% due 09/01/2024 - 03/01/2035	118	119
2.335% due 06/01/2035	4,330	4,628
2.339% due 05/01/2026	26	26
2.340% due 11/01/2025 - 06/01/2035	84	89
2.344% due 06/01/2030	65	65
2.345% due 07/01/2026 - 12/01/2036	79	84
2.362% due 12/01/2035	5	6
2.363% due 07/01/2020	32	32
2.375% due 03/01/2024 - 03/01/2036	263	278
2.381% due 11/01/2024 - 02/01/2028	583	611
2.383% due 08/01/2035 - 09/01/2035	1,250	1,329
2.385% due 06/01/2035	2,688	2,884
2.391% due 01/01/2037	143	154
2.393% due 10/01/2035	573	616
2.394% due 05/01/2030	5	5
2.395% due 12/01/2025	196	197
2.396% due 04/01/2024	148	148
2.398% due 11/01/2034	1,014	1,091
2.411% due 05/01/2030	6	6
2.415% due 08/01/2035	30	32
2.420% due 02/01/2019	49	50
2.422% due 03/01/2034	3,473	3,694
2.425% due 08/01/2031	104	105
2.438% due 01/01/2035	920	990
2.440% due 06/01/2025 - 11/01/2025	275	277
2.450% due 10/01/2027	33	35
2.459% due 02/01/2036	97	104
2.460% due 08/01/2022 - 03/01/2026	17,839	17,607
2.465% due 03/01/2036	239	257
2.472% due 08/01/2023	25	25
2.475% due 05/01/2022	3	3
2.481% due 12/01/2033	273	291
2.482% due 01/01/2037	69	73
2.485% due 11/01/2034	2,204	2,370
2.487% due 08/01/2027	63	63
2.500% due 02/01/2024	14	14
2.504% due 01/01/2036	337	341
2.514% due 04/01/2035	1,610	1,730

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.520% due 07/01/2017	$205	$211
2.530% due 10/01/2022	17,410	17,230
2.537% due 09/01/2035	476	511
2.538% due 06/01/2033	74	79
2.539% due 09/01/2017	113	117
2.542% due 10/01/2023	14	14
2.555% due 12/01/2023	26	26
2.568% due 09/01/2019	252	259
2.615% due 06/01/2035	584	628
2.618% due 12/01/2017	162	169
2.626% due 12/01/2027	141	142
2.633% due 12/01/2030	11	11
2.640% due 06/01/2022	8,000	7,993
2.641% due 04/01/2018	59	61
2.655% due 05/01/2035	34	36
2.657% due 10/01/2026	8	8
2.660% due 08/01/2022	5,092	5,085
2.665% due 07/01/2022	5,767	5,768
2.670% due 08/01/2022	20,403	20,394
2.672% due 01/01/2018	31	31
2.680% due 02/01/2022 - 06/01/2022	27,425	27,264
2.708% due 02/01/2028	184	190
2.722% due 04/01/2026	12	12
2.725% due 12/01/2026	10	10
2.740% due 08/01/2022	12,184	12,237
2.750% due 07/01/2022 - 08/01/2024	11,605	11,615
2.759% due 05/01/2023	121	125
2.770% due 06/01/2022	13,898	14,003
2.780% due 06/01/2022 - 08/01/2022	15,026	15,138
2.790% due 07/01/2022	4,337	4,371
2.800% due 03/01/2018 - 08/01/2022	12,434	12,552
2.809% due 03/01/2023	90	90
2.820% due 04/01/2022 - 07/01/2022	23,943	24,212
2.825% due 02/01/2020	14	14
2.830% due 07/01/2022	3,623	3,661
2.850% due 05/01/2022 - 06/01/2022	2,205	2,233
2.870% due 03/01/2022 - 09/01/2027	197,377	188,869
2.875% due 10/01/2024 - 11/01/2027	40	40
2.895% due 02/01/2033	1	1
2.896% due 02/01/2021	21	21
2.900% due 06/01/2020 - 05/01/2022	6,861	6,943
2.920% due 03/01/2022 - 06/01/2022	27,768	28,192
2.940% due 06/01/2022	8,195	8,329
2.960% due 05/01/2022 - 07/01/2022	6,924	7,031
2.966% due 09/01/2021	4	4
2.990% due 06/01/2022	17,000	17,264
2.996% due 08/01/2022	361	366
3.000% due 10/01/2020 - 10/01/2029	1,549,473	1,599,401
3.025% due 11/01/2022	10	10
3.040% due 04/01/2022	3,107	3,173
3.044% due 05/01/2022	8,681	8,903
3.120% due 04/01/2022	6,552	6,738
3.140% due 11/01/2021	8,581	8,869
3.146% due 10/01/2027	101	105
3.156% due 05/01/2022	588	611
3.244% due 09/01/2037	3	4
3.284% due 02/01/2021	25	25
3.330% due 11/01/2021 - 12/01/2021	34,725	36,254
3.375% due 03/01/2023	56	59
3.380% due 11/01/2021 - 12/01/2023	48,249	50,080
3.416% due 10/01/2020	401	423
3.420% due 11/01/2021	5,367	5,584
3.434% due 03/01/2022	66,087	69,606
3.449% due 07/01/2024	37	37

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.450% due 01/01/2024	$26,471	$27,606
3.500% due 10/01/2018 - 10/01/2044	3,091,109	3,247,282
3.538% due 08/01/2027	251	268
3.570% due 11/01/2021	2,785	2,986
3.615% due 12/01/2020	291	307
3.830% due 07/01/2021	299	322
3.840% due 05/01/2018	350	374
3.925% due 09/01/2028	60	63
3.980% due 07/01/2021	45,500	49,084
3.996% due 02/25/2033	999	855
4.000% due 07/01/2015 - 10/01/2044	4,300,966	4,554,521
4.250% due 05/01/2016	11,528	11,933
4.295% due 11/01/2021	28	28
4.375% due 06/01/2021	561	620
4.379% due 02/01/2028	13	14
4.386% due 12/01/2036	384	409
4.500% due 11/01/2014 - 11/01/2044	5,379,853	5,809,732
4.501% due 07/01/2019 - 09/01/2034	33,575	36,838
4.661% due 03/01/2023	223	224
4.912% due 07/01/2035	410	416
5.000% due 05/11/2017 (k)	109,701	121,147
5.000% due 06/01/2018 - 10/01/2044	863,771	955,304
5.030% due 05/01/2024	2,151	2,438
5.038% due 06/01/2035	492	525
5.069% due 09/01/2035	9	10
5.076% due 10/01/2035	484	518
5.102% due 08/01/2035	646	693
5.110% due 11/01/2035	1,225	1,319
5.114% due 11/01/2035	497	507
5.133% due 02/01/2016	130	136
5.141% due 05/01/2035	68	72
5.143% due 12/01/2035	342	365
5.154% due 08/01/2035	536	575
5.155% due 09/01/2035	637	682
5.163% due 06/01/2029	22	23
5.174% due 11/01/2035	2	2
5.199% due 07/01/2035	889	954
5.208% due 11/01/2035	574	601
5.235% due 07/01/2035	478	506
5.266% due 12/01/2035	109	117
5.281% due 09/01/2035	1,066	1,143
5.283% due 10/01/2035	875	938
5.287% due 10/01/2035	626	675
5.290% due 01/01/2036	619	660
5.310% due 08/25/2033	203	204
5.341% due 08/01/2035	327	344
5.361% due 09/01/2035	226	240
5.370% due 11/01/2035 - 08/25/2043	944	1,000
5.384% due 10/01/2035	340	366
5.487% due 12/01/2035	561	601
5.491% due 10/01/2035	93	98
5.500% due 06/01/2017 - 02/01/2042	1,521,021	1,699,302
5.500% due 05/01/2034 (i)	259,294	291,158
5.514% due 03/01/2036	419	449
5.689% due 06/01/2036	91	91
5.699% due 03/01/2036	486	525
5.746% due 02/01/2036	842	909
5.749% due 04/01/2036	1	1
5.750% due 12/20/2027 - 08/25/2034	1,458	1,622
5.783% due 03/01/2036	635	680
5.790% due 10/01/2017	364	404
5.883% due 12/25/2042	14,605	16,376
5.913% due 09/01/2036	5	5
5.916% due 02/25/2037 (a)	60	8
5.946% due 06/25/2037 - 08/25/2043 (a)	50,909	9,657
5.996% due 12/25/2042 (a)	10,657	1,820
6.000% due 12/01/2014 - 11/01/2044	1,485,478	1,681,970
6.046% due 03/25/2039 (a)	56,252	8,456

10	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.096% due 05/25/2037 - 01/25/2040 (a)	$3,470	$532
6.146% due 08/25/2042 (a)	42,308	10,035
6.160% due 08/01/2017	139	149
6.250% due 07/01/2024 - 02/25/2029	543	605
6.290% due 02/25/2029	119	130
6.300% due 10/17/2038	2,338	2,378
6.346% due 02/25/2037 - 05/25/2042 (a)	115,416	24,387
6.370% due 10/25/2042	14,135	15,695
6.396% due 07/25/2036 (a)	1,687	274
6.446% due 12/25/2036 - 06/25/2037 (a)	1,497	168
6.486% due 12/25/2036 (a)	594	100
6.496% due 07/25/2037 (a)	1,439	229
6.500% due 06/01/2015 - 02/25/2047	46,197	51,663
6.606% due 05/25/2037 (a)	123	21
6.750% due 10/25/2023	107	119
6.884% due 08/25/2037	115	128
6.900% due 05/25/2023	13	15
7.000% due 03/01/2015 - 01/25/2048	8,965	10,045
7.346% due 09/25/2038 (a)	993	141
7.375% due 05/25/2022	345	397
7.500% due 10/01/2014 - 07/25/2041	2,282	2,476
7.750% due 01/25/2022	353	382
7.780% due 01/01/2018	1,770	1,812
7.800% due 10/25/2022 - 06/25/2026	87	100
8.000% due 06/01/2015 - 08/01/2032	7,123	8,447
8.000% due 08/18/2027 (a)	4	1
8.060% due 04/01/2030	1,497	1,771
8.080% due 04/01/2030	827	858
8.463% due 03/25/2039	7	8
8.490% due 06/01/2025	689	728
8.500% due 06/01/2017 - 07/01/2037	1,731	2,008
8.750% due 01/25/2021	48	53
9.000% due 04/01/2017 - 11/01/2025	508	573
9.000% due 06/25/2022 (a)	16	4
9.250% due 04/25/2018	5	5
9.273% due 10/25/2043	75,117	85,060
9.300% due 05/25/2018 - 08/25/2019	13	14
9.500% due 01/01/2018 - 03/01/2026	231	253
9.501% due 09/25/2028	40	41
9.806% due 11/25/2040	1	1
10.000% due 08/01/2017 - 05/01/2022	38	39
10.500% due 12/01/2016 - 04/01/2022	1	1
11.000% due 11/25/2017 - 11/01/2020	10	11
903.213% due 08/25/2021 (a)	0	1
1,000.000% due 04/25/2022 (a)	0	1
Fannie Mae Strips
8.500% due 01/25/2018 (a)	1	0
FDIC Structured Sale Guaranteed Notes
0.653% due 11/29/2037	8,957	8,932
2.980% due 12/06/2020	4,146	4,275
Federal Housing Administration
6.896% due 07/01/2020	3,628	3,591
7.110% due 05/01/2019	618	612
7.315% due 08/01/2019	1,931	1,916
7.350% due 04/01/2019	9	9
7.430% due 10/01/2018 - 05/01/2024	2,315	2,299
7.450% due 05/01/2021	1,470	1,459
7.460% due 01/01/2023	14	14
7.465% due 11/01/2019	947	939

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Freddie Mac
0.195% due 12/25/2036	$6,575	$6,550
0.304% due 07/15/2019 - 08/15/2019	3,514	3,520
0.394% due 05/15/2036	11	11
0.404% due 07/15/2034	341	343
0.415% due 08/25/2031	373	365
0.454% due 02/15/2037	6	6
0.494% due 02/15/2037	57	57
0.504% due 12/15/2029	63	64
0.554% due 06/15/2018 - 05/15/2041	17,434	17,551
0.604% due 06/15/2023 - 12/15/2031	120	122
0.654% due 06/15/2030 - 12/15/2032	128	130
0.704% due 01/15/2042	176	178
0.724% due 06/15/2041 - 07/15/2041	22,084	22,316
0.734% due 05/15/2032 - 07/15/2037	7,867	7,988
0.750% due 01/12/2018 (k)	452,629	444,001
0.764% due 07/15/2037	1,249	1,263
0.824% due 08/15/2037	8,160	8,260
0.854% due 08/15/2037	2,701	2,748
0.864% due 10/15/2037	4,012	4,073
0.874% due 05/15/2037 - 09/15/2037	4,098	4,173
0.875% due 03/07/2018	339,800	334,167
0.884% due 05/15/2040	56	57
0.904% due 08/15/2036	89	91
1.000% due 03/08/2017 (k)	914,261	916,980
1.004% due 11/15/2039	113	114
1.154% due 02/15/2021	7	8
1.155% due 05/25/2043	7,130	7,322
1.250% due 08/01/2019 - 10/02/2019	1,767,250	1,718,582
1.318% due 10/25/2044 - 02/25/2045	31,304	31,951
1.370% due 10/25/2023	85	84
1.518% due 07/25/2044	3,719	3,855
1.625% due 04/01/2017 - 06/01/2017	1	1
1.680% due 01/01/2022	28	28
1.687% due 12/25/2018 (a)	289,812	16,392
1.750% due 05/30/2019	18,700	18,660
1.814% due 06/25/2020 (a)	18,716	1,340
1.823% due 10/01/2023	28	28
1.836% due 05/01/2037	332	348
1.857% due 09/01/2035	68	71
1.858% due 03/01/2024	54	54
1.875% due 12/01/2016 - 06/01/2022	24	25
1.880% due 10/25/2023	426	443
1.945% due 02/01/2037	19	20
1.968% due 09/01/2035	27	28
1.972% due 03/01/2035	927	968
2.000% due 09/01/2018	26	26
2.015% due 05/01/2023	58	59
2.039% due 10/01/2022 - 12/01/2026	298	306
2.095% due 08/01/2035	381	405
2.109% due 07/01/2023	25	26
2.125% due 02/01/2018	10	10
2.140% due 05/01/2020	14	14
2.160% due 06/01/2033	171	181
2.185% due 04/01/2036	615	652
2.188% due 09/01/2023	96	96
2.190% due 07/01/2024	49	50
2.207% due 02/01/2036	299	318
2.209% due 05/01/2035	10,604	11,278
2.210% due 07/01/2020	69	70
2.218% due 10/01/2035	416	443
2.221% due 06/01/2035	21,509	22,875
2.222% due 07/01/2032	1	1
2.229% due 06/01/2037	23	25
2.231% due 08/01/2035	20	21
2.235% due 07/01/2022 - 08/01/2023	59	59

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.243% due 05/01/2037	$78	$83
2.250% due 01/01/2019 - 01/01/2036	69	68
2.253% due 08/01/2035	137	146
2.258% due 12/01/2022	3	3
2.265% due 11/01/2026	155	156
2.280% due 07/01/2033	7	8
2.286% due 09/01/2035	160	172
2.287% due 07/01/2035	4,507	4,825
2.288% due 11/01/2023	105	111
2.297% due 10/01/2035	13,532	14,449
2.298% due 09/01/2037	15	16
2.302% due 04/01/2025	5	5
2.305% due 06/01/2022	181	186
2.308% due 04/01/2025	1	1
2.309% due 06/01/2021	140	145
2.311% due 04/01/2025	42	42
2.313% due 08/01/2023 - 04/01/2024	292	302
2.323% due 10/25/2018	15	15
2.324% due 10/01/2026 - 09/01/2028	166	175
2.327% due 09/01/2035	3,588	3,848
2.329% due 06/01/2022	49	51
2.337% due 06/01/2024	196	207
2.339% due 02/01/2025	9	10
2.340% due 03/01/2035	17	18
2.350% due 07/01/2024	39	41
2.355% due 08/01/2023	205	214
2.356% due 03/01/2036	99	106
2.358% due 10/01/2035 - 01/01/2037	9,176	9,656
2.360% due 09/01/2023 - 11/01/2035	8,937	9,563
2.361% due 02/01/2023	52	52
2.362% due 05/01/2023	23	23
2.363% due 07/01/2035	4,801	5,119
2.364% due 05/01/2022	8	8
2.365% due 08/01/2023 - 11/01/2023	201	203
2.369% due 07/01/2025 - 07/01/2036	478	503
2.370% due 05/01/2036	310	332
2.371% due 01/01/2034	2,620	2,796
2.374% due 04/01/2029	74	77
2.375% due 01/13/2022 - 08/01/2035	879,622	876,577
2.384% due 04/01/2036	5	5
2.386% due 09/01/2023	283	299
2.390% due 05/01/2023	31	32
2.393% due 07/01/2032	45	48
2.395% due 01/01/2035	187	189
2.396% due 05/01/2027	10	11
2.402% due 10/01/2024	45	48
2.409% due 07/01/2023	54	54
2.415% due 10/01/2035	6,963	7,437
2.425% due 10/01/2023	118	118
2.428% due 02/01/2026	288	290
2.429% due 08/01/2023	449	474
2.453% due 02/01/2037	13	14
2.467% due 10/01/2024	13	14
2.474% due 11/01/2034	290	311
2.480% due 02/01/2021	4	4
2.481% due 10/01/2023	37	37
2.482% due 07/01/2027 - 01/01/2028	28	30
2.490% due 06/01/2020	37	37
2.491% due 10/01/2035 - 11/01/2035	12,617	13,524
2.492% due 10/01/2020	4	4
2.494% due 09/01/2023	200	201
2.495% due 05/01/2037	44	47
2.500% due 05/01/2023 - 12/01/2023	89	91
2.508% due 05/01/2021	373	382
2.530% due 01/01/2019	26	26
2.533% due 07/01/2030	483	503
2.546% due 10/01/2023	59	60

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.553% due 01/01/2024	$8	8
2.554% due 12/01/2037	71	72
2.628% due 08/01/2023	30	30
2.654% due 03/01/2021	157	158
2.658% due 12/01/2018	85	87
2.670% due 06/01/2030	305	308
2.762% due 07/01/2019	78	78
2.777% due 03/01/2022	266	277
2.780% due 10/01/2020	16	16
2.818% due 05/01/2018	60	60
2.830% due 01/25/2036	3,513	3,699
2.862% due 04/01/2029	18	18
2.887% due 07/01/2019	1	1
2.908% due 08/15/2032	2,346	2,462
2.922% due 05/01/2020	6	6
3.000% due 03/01/2027	39	41
3.000% due 08/15/2027 (a)	24,831	3,171
3.075% due 01/01/2019	1	1
3.083% due 05/01/2018	80	80
3.105% due 05/01/2018	25	25
3.137% due 01/01/2021	13	13
3.500% due 09/01/2018 - 08/15/2042	20,400	19,601
3.750% due 03/27/2019	142,200	154,075
4.000% due 09/15/2018 - 11/01/2044	276,677	289,757
4.500% due 03/01/2018 - 11/01/2044	1,570,871	1,694,690
4.995% due 10/01/2035	496	521
5.000% due 10/01/2016 - 07/01/2040	42,522	45,664
5.423% due 11/01/2035	336	357
5.493% due 12/01/2035	586	622
5.500% due 09/01/2017 - 07/01/2047	240,011	267,441
5.507% due 03/01/2036	357	366
5.579% due 02/01/2038	5	5
5.846% due 06/15/2042 (a)	37,840	7,470
5.854% due 04/01/2036	352	374
5.876% due 07/15/2042 (a)	97,442	16,740
5.950% due 06/15/2028	22,473	24,651
5.996% due 01/15/2043 (a)	52,921	11,453
6.000% due 02/01/2016 - 05/01/2040	386,722	435,626
6.096% due 02/15/2038 (a)	1,106	161
6.146% due 05/15/2039 (a)	900	144
6.250% due 12/15/2028	365	399
6.296% due 03/15/2037 (a)	460	78
6.346% due 08/15/2036 (a)	374	60
6.356% due 12/15/2041 (a)	35,884	6,564
6.426% due 09/15/2036 (a)	497	85
6.496% due 11/15/2036 (a)	19,699	3,668
6.500% due 01/01/2015 - 10/25/2043	101,712	113,046
6.950% due 07/15/2021 - 08/15/2021	36	39
7.000% due 03/01/2017 - 10/25/2043	17,919	20,344
7.000% due 09/15/2023 (a)	7	2
7.400% due 02/01/2021	268	266
7.500% due 02/01/2016 - 11/01/2037	6,517	7,467
7.645% due 05/01/2025	5,917	6,497
7.800% due 09/15/2020	2	2
8.000% due 08/01/2016 - 06/01/2030	1,077	1,220
8.250% due 06/15/2022	75	85
8.500% due 06/01/2015 - 06/01/2030	668	751
8.750% due 12/15/2020	33	39
8.843% due 11/15/2033	986	1,112
8.900% due 11/15/2020	161	178
9.000% due 08/01/2016 - 07/01/2030	230	257
9.250% due 07/01/2017	1	1
9.500% due 09/01/2016 - 12/01/2022	138	151

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.593% due 01/15/2041	$41,338	$44,443
10.000% due 06/01/2017 - 03/01/2021	8	8
10.500% due 10/01/2017 - 01/01/2021	4	4
11.000% due 07/25/2018 - 05/01/2020	1	1
11.579% due 09/15/2041	25	26
12.739% due 02/15/2041	6	7
12.946% due 03/15/2044	22,790	24,232
20.279% due 05/15/2033	545	725
37.718% due 08/15/2037	1,422	2,454
884.500% due 01/15/2021 (a)	0	1
1,007.500% due 02/15/2022 (a)	0	1
Freddie Mac Strips
5.846% due 08/15/2042 (a)	41,206	9,762
9.000% due 05/01/2022 (a)	1	0
9.274% due 09/15/2043 - 12/15/2043	41,776	47,191
Ginnie Mae
0.454% due 05/20/2037	26,006	25,994
0.554% due 06/16/2031 - 03/16/2032	237	237
0.604% due 11/16/2029 - 10/16/2030	207	209
0.654% due 02/16/2030 - 04/16/2032	1,147	1,156
0.704% due 12/16/2025	40	40
0.754% due 02/16/2030	936	945
0.804% due 02/16/2030	421	426
1.050% due 02/20/2060	44,887	45,533
1.104% due 03/20/2031	64	65
1.349% due 11/16/2043 (a)	159,646	10,613
1.625% due 02/20/2017 - 04/20/2041	62,185	64,094
2.000% due 05/20/2017 - 08/20/2030	8,870	9,229
2.125% due 01/20/2025	10	11
2.500% due 06/20/2021 - 07/15/2043	665	659
3.000% due 12/20/2018 - 06/20/2025	136	141
3.500% due 12/20/2017 - 12/20/2020	52	54
3.950% due 07/15/2025	107	111
4.000% due 12/20/2015 - 05/20/2041	4,471	4,594
4.000% due 02/20/2044 (a)	124,036	24,011
4.500% due 11/16/2028 - 01/15/2041	2,334	2,510
4.750% due 07/20/2035	2,244	2,420
5.000% due 07/15/2033 - 10/01/2044	38,234	42,267
5.196% due 10/16/2037	224	228
5.244% due 04/16/2038	299	302
5.500% due 05/20/2017 - 03/16/2034	1,734	1,977
5.597% due 03/20/2040 (a)	54,532	8,153
5.947% due 07/20/2041 (a)	51,647	7,934
6.000% due 05/15/2016 - 12/20/2041	15,615	17,540
6.047% due 06/20/2043 (a)	74,583	11,325
6.250% due 03/16/2029	240	275
6.446% due 07/16/2031 - 08/16/2033 (a)	1,699	322
6.500% due 11/15/2023 - 09/20/2038	18,933	21,030
6.750% due 10/16/2040	3,780	4,203
7.000% due 05/15/2015 - 10/15/2034	2,407	2,718
7.500% due 11/20/2017 - 02/15/2035	619	716
7.750% due 08/20/2025 - 12/15/2040	1,479	1,562
8.000% due 01/15/2017 - 10/20/2031	574	648
8.250% due 04/15/2020	22	25
8.300% due 06/15/2019	6	7

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.500% due 07/15/2016 - 04/15/2031	$388	$436
9.000% due 04/20/2016 - 01/15/2031	364	393
9.193% due 03/20/2041	58,981	62,836
9.500% due 09/15/2016 - 12/15/2026	146	154
10.000% due 08/15/2015 - 02/15/2025	82	86
10.250% due 02/20/2019	5	5
10.500% due 12/15/2015 - 09/15/2021	24	24
Hashemite Kingdom of Jordan Government AID Notes
1.945% due 06/23/2019	83,000	82,988
Jamaica Housing Development AID Bond
0.575% due 10/01/2018	2,904	2,760
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	52	52
1.000% due 03/25/2025 - 07/25/2025	55	56
1.100% due 01/25/2019	44	44
4.190% due 03/01/2030	16,644	18,052
4.340% due 03/01/2024	75	78
4.350% due 07/01/2023	214	226
4.430% due 05/01/2029	3,697	3,988
4.580% due 03/01/2018	170	177
4.625% due 02/01/2025	542	573
4.750% due 07/01/2025	1,767	1,876
4.770% due 04/01/2024	359	380
4.840% due 02/01/2023 - 05/01/2025	8,159	8,736
4.870% due 12/01/2024	751	802
4.890% due 12/01/2023	381	409
4.930% due 01/01/2024	794	851
4.950% due 03/01/2025	801	866
4.980% due 11/01/2023	2,731	2,953
5.090% due 10/01/2025	317	343
5.110% due 05/01/2017 - 08/01/2025	823	887
5.120% due 11/01/2017	44	45
5.130% due 09/01/2023	1,649	1,780
5.160% due 02/01/2028	1,798	1,975
5.170% due 01/01/2028	1,250	1,374
5.190% due 01/01/2017 - 07/01/2024	135	144
5.200% due 11/01/2015	38	39
5.230% due 11/01/2016	58	59
5.240% due 08/01/2023	183	198
5.290% due 12/01/2027	36,884	40,910
5.310% due 05/01/2027	202	224
5.320% due 04/01/2027	244	270
5.340% due 11/01/2021	1,489	1,598
5.370% due 09/01/2016	51	52
5.471% due 03/10/2018	188	201
5.490% due 05/01/2028	14,295	15,617
5.510% due 11/01/2027	452	504
5.520% due 06/01/2024	2,505	2,726
5.600% due 09/01/2028	4,636	5,155
5.680% due 05/01/2016 - 06/01/2028	13,657	15,293
5.725% due 09/10/2018	4,290	4,473
5.780% due 08/01/2027	43	48
5.820% due 07/01/2027	1,559	1,742
5.870% due 07/01/2028	422	475
5.902% due 02/10/2018	2,131	2,297
6.020% due 08/01/2028	435	493
6.070% due 07/01/2026	566	631
6.340% due 03/01/2021	1,464	1,577
6.440% due 02/01/2021	378	408
6.700% due 12/01/2016	469	486
6.900% due 12/01/2020	562	611
6.950% due 11/01/2016	100	103
7.060% due 11/01/2019	299	329
7.150% due 03/01/2017	139	147
7.190% due 12/01/2019	118	128
7.200% due 10/01/2019	180	195
7.220% due 11/01/2020	162	171

12	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.500% due 04/01/2017	$99	$103
7.630% due 06/01/2020	846	926
7.700% due 07/01/2016	32	33
Vendee Mortgage Trust
0.418% due 06/15/2023 (a)	9,150	101
6.447% due 01/15/2030	1,134	1,284
6.500% due 09/15/2024	7,268	8,151

Total U.S. Government Agencies (Cost $30,691,223)		31,047,945

U.S. TREASURY OBLIGATIONS 16.8%
U.S. Treasury Bonds
3.125% due 08/15/2044 (i)(m)	3,711,900	3,653,323
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (k)(m)	2,483,721	2,429,487
0.125% due 07/15/2022 (i)	2,309,278	2,256,598
0.125% due 01/15/2023 (k)(m)	179,218	173,618
0.375% due 07/15/2023 (k)(m)	1,408	1,394
0.625% due 07/15/2021 (k)(m)	4,864,886	4,968,834
1.125% due 01/15/2021 (k)(m)	14,540	15,268
1.750% due 01/15/2028	2,668,696	2,977,056
2.000% due 01/15/2026	3,023,207	3,447,046
2.375% due 01/15/2025	4,109,545	4,820,369
2.375% due 01/15/2027	3,146,397	3,730,325
2.500% due 01/15/2029	2,955,879	3,614,023
3.625% due 04/15/2028 (m)	144,360	196,386
3.875% due 04/15/2029	487,872	689,728
U.S. Treasury Notes
0.625% due 08/31/2017 (k)	130	128

Total U.S. Treasury Obligations (Cost $34,223,260)		32,973,583

MORTGAGE-BACKED SECURITIES 7.0%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031	3,344	3,470
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034	272	282
Adjustable Rate Mortgage Trust
0.695% due 11/25/2035	38	33
1.305% due 03/25/2035	9,413	7,412
2.394% due 01/25/2035	465	469
2.522% due 07/25/2035	2,278	2,191
2.525% due 11/25/2035	8,356	7,898
2.593% due 09/25/2035	4,085	3,321
2.596% due 11/25/2035 ^	899	782
2.617% due 03/25/2035	6,130	5,865
2.735% due 09/25/2035	513	466
2.753% due 08/25/2035	4,660	4,408
2.769% due 01/25/2036	3,862	3,348
3.020% due 03/25/2036	395	307
3.028% due 07/25/2035	6,506	6,332
4.857% due 10/25/2035	13,684	12,352
5.397% due 01/25/2036	9,906	9,196
American Home Mortgage Assets Trust
0.275% due 10/25/2046	21,444	15,616
0.345% due 05/25/2046	30,871	23,500
0.345% due 09/25/2046	17,965	13,321
0.365% due 10/25/2046	18,548	12,780
0.815% due 02/25/2047	40,847	26,069
1.035% due 11/25/2046	83,709	46,537
1.055% due 10/25/2046	20,916	15,323
1.075% due 09/25/2046	5,720	4,168
2.570% due 11/25/2035 ^	13,826	10,772
American Home Mortgage Investment Trust
0.455% due 02/25/2045	1,971	1,987
1.832% due 09/25/2045	13,025	12,676
1.957% due 09/25/2035	294	294
2.063% due 02/25/2044	58	59
2.069% due 10/25/2034	15,213	15,304
2.082% due 12/25/2035	3,277	2,398
2.082% due 11/25/2045 ^	10,459	8,463
2.332% due 02/25/2045	11,370	11,403

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Arkle Master Issuer PLC
1.698% due 05/17/2060	EUR	267	$341
1.931% due 05/17/2060		$40,467	41,003
Arran Residential Mortgages Funding PLC
1.598% due 05/16/2047	EUR	204,628	261,007
Banc of America Alternative Loan Trust
0.555% due 05/25/2035		$1,410	1,081
5.000% due 08/25/2019		555	575
5.500% due 06/25/2037		2,208	1,664
6.000% due 03/25/2034		4,899	5,094
6.000% due 11/25/2035		2,064	1,830
6.000% due 07/25/2046		3,517	2,937
Banc of America Commercial Mortgage Trust
5.369% due 10/10/2045		9,200	9,375
5.414% due 09/10/2047		15,400	16,372
5.451% due 01/15/2049		5,234	5,610
5.634% due 04/10/2049		784	785
5.781% due 04/10/2049		9,454	10,270
5.790% due 06/10/2049		21,457	23,265
5.889% due 07/10/2044		586	624
5.920% due 05/10/2045		29,100	30,752
Banc of America Funding Ltd
0.377% due 11/03/2041		38,496	38,244
Banc of America Funding Trust
0.255% due 04/25/2037		524	390
0.344% due 10/20/2036		24,968	18,166
0.344% due 10/20/2046 ^		4,585	3,633
0.364% due 04/20/2047		8,077	6,063
0.365% due 04/25/2037		4,877	3,340
0.394% due 04/20/2035		1,721	1,683
0.444% due 05/20/2035		1,595	1,107
0.454% due 02/20/2035		1,574	1,536
0.555% due 05/25/2037		8,450	5,952
2.523% due 11/20/2034		1,451	1,382
2.621% due 03/20/2036		1,306	1,210
2.631% due 05/25/2035		114,163	117,488
2.640% due 02/20/2036		4,006	4,007
2.641% due 09/20/2034		497	498
2.683% due 03/20/2035		1,629	1,635
2.725% due 11/20/2035 ^		2,476	2,220
2.747% due 02/20/2036		1,870	1,530
2.767% due 09/20/2047		9,313	7,259
2.816% due 11/20/2034		7,791	7,586
2.826% due 01/20/2047 ^		188	146
2.894% due 10/20/2046 ^		3,120	2,393
4.750% due 10/25/2018		9	9
5.218% due 04/20/2036 ^		7,787	6,911
5.377% due 05/20/2036		7,215	7,097
5.380% due 09/20/2046		6,432	5,430
5.395% due 05/20/2036		8,100	7,870
5.417% due 10/20/2046		5,018	4,391
5.500% due 09/25/2034		11,466	11,933
5.500% due 09/25/2035		16,888	17,536
5.500% due 01/25/2036		5,334	5,227
5.534% due 05/20/2036 ^		3,660	3,418
5.637% due 03/20/2036		513	475
5.750% due 07/20/2036		5,500	5,363
5.750% due 09/25/2036		4,132	4,208
5.753% due 10/25/2036 ^		1,275	1,042
5.837% due 01/25/2037 ^		1,058	865
5.888% due 04/25/2037 ^		3,418	2,893
6.000% due 09/25/2036		9,076	8,796
6.000% due 09/25/2036 ^		11,106	10,171
6.000% due 08/25/2037 ^		25,370	22,999
Banc of America Mortgage Trust
0.855% due 11/25/2035		533	491
2.498% due 07/25/2034		242	246
2.605% due 07/25/2035		3,017	2,836
2.623% due 07/25/2033		166	168
2.624% due 03/25/2035		14,035	12,940
2.635% due 05/25/2034		1,074	1,085
2.636% due 07/25/2035		2,532	2,356
2.640% due 09/25/2033		1,477	1,489
2.653% due 06/25/2035		4,856	4,667
2.677% due 08/25/2035		14,008	13,291
2.694% due 06/25/2033		574	581
2.694% due 04/25/2034		179	179
2.699% due 02/25/2036 ^		2,055	1,773
2.705% due 02/25/2035		3,197	3,197

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.726% due 05/25/2033	$1,625	$1,638
2.732% due 12/25/2033	1,779	1,814
2.750% due 01/25/2036	5,927	4,891
2.759% due 05/25/2035	18,999	17,796
2.768% due 11/25/2034	2,555	2,577
2.773% due 01/25/2035	2,526	2,452
2.778% due 12/25/2035 ^	9,690	8,786
2.798% due 11/25/2035	1,608	1,496
3.011% due 11/25/2034	2,255	2,049
3.321% due 07/20/2032	820	835
4.651% due 11/25/2034	1,203	1,162
4.892% due 02/25/2035	2,483	2,405
5.142% due 04/25/2035	2,603	2,419
5.261% due 07/25/2035	1,356	1,340
5.500% due 12/25/2020	662	679
5.500% due 11/25/2035	614	604
5.500% due 05/25/2037 ^	1,020	797
6.000% due 10/25/2036 ^	6,874	5,878
6.000% due 07/25/2046 ^	2,727	2,566
6.500% due 10/25/2031	64	68
6.500% due 09/25/2033	2,769	2,868
Banc of America Re-REMIC Trust
5.676% due 02/17/2051	84,261	90,249
5.679% due 06/24/2050	33,571	36,228
6.136% due 02/15/2051	39,963	43,460
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.811% due 12/10/2042	4	4
4.933% due 07/10/2045	250	256
5.115% due 10/10/2045	191	196
Bayview Commercial Asset Trust
0.585% due 08/25/2034	482	464
BCAP LLC
8.068% due 10/26/2037	4,943	4,609
BCAP LLC Trust
0.295% due 11/26/2036	7,354	6,456
0.315% due 11/26/2036	30,000	23,794
0.325% due 01/25/2037 ^	51,753	39,614
0.325% due 08/26/2046	3,000	2,681
0.326% due 09/26/2035	2,758	2,722
0.356% due 07/26/2036	9,453	9,030
0.365% due 05/25/2047	190	146
0.365% due 05/26/2047	5,091	4,920
0.375% due 05/25/2047 ^	22,999	17,659
0.405% due 07/26/2035	3,583	3,308
0.484% due 11/26/2035	9,063	8,399
0.485% due 11/26/2035	7,292	6,738
0.675% due 11/26/2035	2,698	2,651
0.814% due 11/26/2046	6,214	6,029
0.895% due 01/26/2036	3,142	3,101
0.895% due 01/26/2047	23,092	20,418
1.572% due 10/26/2035	6,447	6,466
2.382% due 01/26/2034	3,130	3,103
2.463% due 02/26/2036	10,002	9,791
2.465% due 03/26/2037	5,583	5,466
2.508% due 07/26/2036	13,010	11,086
2.611% due 10/26/2036	6,146	6,244
2.618% due 06/26/2035	9,960	10,109
2.724% due 05/26/2036	15,302	12,505
2.758% due 03/26/2037	7,090	5,631
4.573% due 07/26/2037	20,765	18,510
5.000% due 01/26/2021	9,823	10,081
5.050% due 03/26/2037	32,314	31,933
5.104% due 07/26/2036	2,082	1,662
5.250% due 06/26/2036	76,148	68,028
5.250% due 09/26/2036	21,404	19,434
5.250% due 04/26/2037	74,593	70,434
5.250% due 06/26/2037	8,017	8,179
5.250% due 08/26/2037	12,144	12,707
5.500% due 11/25/2034	10,556	9,779
BCRR Trust
5.858% due 07/17/2040	9,172	9,663
Bear Stearns Adjustable Rate Mortgage Trust
2.164% due 08/25/2035	1,718	1,753
2.234% due 04/25/2033	3,918	3,936
2.264% due 08/25/2035	101	103
2.279% due 04/25/2034	3,716	3,721
2.308% due 02/25/2033	634	613
2.369% due 02/25/2036	10,060	10,150

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.405% due 04/25/2033	$1,792	$1,820
2.430% due 10/25/2035	30,737	30,555
2.441% due 08/25/2033	529	542
2.475% due 08/25/2033	33	33
2.479% due 06/25/2035	1,825	1,665
2.482% due 02/25/2036 ^	18,005	14,752
2.483% due 05/25/2034	15	14
2.498% due 05/25/2033	953	964
2.498% due 10/25/2033	25	25
2.504% due 04/25/2033	146	149
2.505% due 05/25/2034	8	8
2.528% due 03/25/2035	1,469	1,489
2.543% due 08/25/2035 ^	6,717	5,937
2.545% due 08/25/2035	18,301	16,602
2.549% due 07/25/2034	931	919
2.552% due 01/25/2035	234	230
2.560% due 01/25/2035	1,100	1,101
2.580% due 03/25/2035	11,642	11,788
2.595% due 04/25/2033	829	827
2.606% due 11/25/2034	5,791	5,611
2.625% due 01/25/2034	43	43
2.625% due 04/25/2034	73	72
2.649% due 05/25/2034	88	86
2.654% due 03/25/2035	4,750	4,659
2.655% due 11/25/2034	1,181	1,205
2.656% due 09/25/2034	2,739	2,588
2.664% due 10/25/2035	90,114	89,993
2.667% due 02/25/2033	96	91
2.702% due 04/25/2034	2,171	2,177
2.707% due 03/25/2035	4,007	3,845
2.740% due 01/25/2034	3,683	3,810
2.746% due 11/25/2030	2,111	2,152
2.753% due 07/25/2034	368	369
2.759% due 01/25/2034	2,271	2,318
2.782% due 02/25/2047	6,350	5,111
2.790% due 02/25/2034	1,781	1,762
2.867% due 01/25/2035	223	226
2.926% due 05/25/2047 ^	40,000	34,687
2.949% due 12/25/2035	3,594	3,643
3.034% due 11/25/2034	3,012	3,046
5.166% due 08/25/2035	3,327	3,038
5.457% due 02/25/2036	2,522	2,388
Bear Stearns ALT-A Trust
0.315% due 02/25/2034	3,978	3,692
0.355% due 02/25/2034	55	41
0.475% due 08/25/2036	22,052	15,496
0.475% due 01/25/2047	6,921	4,280
0.495% due 08/25/2036	6,355	4,439
0.595% due 04/25/2035	2,158	2,033
0.635% due 02/25/2036	3,009	2,523
0.655% due 03/25/2035	598	585
0.835% due 09/25/2034	1,363	1,362
0.855% due 09/25/2034	2,693	2,638
2.059% due 10/25/2033	125	117
2.356% due 01/25/2036 ^	17,602	13,768
2.365% due 03/25/2036	25,522	17,944
2.395% due 12/25/2033	2,057	2,102
2.450% due 04/25/2035	19	18
2.452% due 09/25/2034	1,431	1,305
2.468% due 08/25/2034	126	128
2.488% due 05/25/2035	302	300
2.501% due 08/25/2036 ^	6,543	3,322
2.503% due 02/25/2034	136	132
2.520% due 03/25/2036	9,491	6,965
2.555% due 05/25/2035	116,888	114,894
2.583% due 11/25/2036	86	60
2.617% due 09/25/2035	49,971	43,780
2.639% due 02/25/2034	3,930	3,926
2.648% due 02/25/2036 ^	1,966	1,363
2.651% due 11/25/2036	2,111	1,553
2.669% due 03/25/2036 ^	13,895	10,330
2.701% due 08/25/2036 ^	98	73
2.774% due 05/25/2036	13,559	7,962
2.936% due 01/25/2035	3,906	3,156
4.406% due 11/25/2036 ^	10,231	7,957
4.815% due 11/25/2035 ^	9,334	7,246
5.144% due 07/25/2035	17,992	15,167
5.237% due 05/25/2036	15,401	11,863

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.296% due 12/25/2046 ^	$1,281	$973
Bear Stearns Commercial Mortgage Securities Trust
4.825% due 11/11/2041	2,286	2,286
4.871% due 09/11/2042	82	84
5.116% due 02/11/2041	815	821
5.331% due 02/11/2044	45,904	48,980
5.405% due 12/11/2040	502	520
5.468% due 06/11/2041	3	3
5.600% due 03/11/2039	25,711	26,900
5.703% due 06/11/2050	758	765
5.845% due 06/11/2040	938	936
5.890% due 09/11/2038	298	317
5.897% due 06/11/2040	270	277
7.000% due 05/20/2030	5,682	6,194
Bear Stearns Mortgage Securities, Inc.
2.650% due 06/25/2030	20	20
Bear Stearns Structured Products, Inc.
2.509% due 01/26/2036	4,967	3,942
2.555% due 12/26/2046	4,258	3,278
Bella Vista Mortgage Trust
0.404% due 05/20/2045	44	36
Chase Mortgage Finance Trust
2.468% due 02/25/2037	70	71
2.473% due 03/25/2037	11,837	10,946
2.476% due 02/25/2037	869	868
2.507% due 12/25/2035 ^	35,228	32,732
2.514% due 09/25/2036	156	140
2.515% due 09/25/2036	1,208	1,040
2.531% due 12/25/2035 ^	5,994	5,516
2.553% due 02/25/2037	2,184	2,108
2.557% due 02/25/2037	120	120
2.567% due 02/25/2037	782	777
2.596% due 02/25/2037	7,364	6,946
2.638% due 03/25/2037	9,869	8,335
4.720% due 01/25/2036 ^	20,970	19,935
4.840% due 12/25/2035	3,125	3,022
5.176% due 03/25/2037	389	377
5.500% due 12/25/2022	9,661	9,589
5.500% due 03/25/2037	55	54
6.000% due 11/25/2036 ^	2,769	2,396
6.000% due 02/25/2037 ^	1,706	1,495
6.000% due 03/25/2037 ^	12,845	11,630
Chaseflex Trust
0.305% due 06/25/2036	4,184	4,115
0.495% due 08/25/2037	15,135	10,271
0.655% due 06/25/2035	3,831	2,890
4.805% due 08/25/2037 ^	1,980	1,618
5.000% due 07/25/2037	3,935	3,476
6.000% due 02/25/2037 ^	2,939	2,510
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.305% due 01/25/2036	1,854	1,657
0.335% due 05/25/2036	2,248	2,019
0.365% due 10/25/2046	3,865	3,449
0.385% due 05/25/2036	8,730	7,896
0.405% due 08/25/2035	1,020	940
Citicorp Mortgage Securities Trust
4.750% due 02/25/2020	1,160	1,161
5.500% due 08/25/2022	260	264
5.500% due 12/25/2022	178	180
5.500% due 02/25/2026	287	293
5.500% due 04/25/2037	1,362	1,402
5.750% due 09/25/2037	1,496	1,529
6.000% due 06/25/2036	6,222	6,495
6.000% due 08/25/2036	2,056	2,125
6.000% due 04/25/2037	42,791	42,454
6.000% due 05/25/2037	4,678	4,779
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	376
5.810% due 06/14/2050	400	432
5.899% due 12/10/2049	500	503
5.974% due 03/15/2049	397	420
Citigroup Mortgage Loan Trust, Inc.
0.225% due 01/25/2037	886	554
0.955% due 08/25/2035	4,474	3,842
1.930% due 09/25/2035	4,788	4,816
2.200% due 09/25/2035	12,151	12,254
2.258% due 07/25/2046 ^	6,890	6,057
2.280% due 09/25/2035	38,099	38,372

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.500% due 10/25/2035	$14,265	$14,047
2.514% due 05/25/2035	267	268
2.514% due 10/25/2035	33,930	33,967
2.562% due 12/25/2035 ^	3,318	2,536
2.564% due 08/25/2035	43,276	42,797
2.577% due 09/25/2034	818	828
2.585% due 02/25/2034	3,674	3,695
2.612% due 05/25/2035	3,061	3,036
2.687% due 07/25/2037 ^	63	59
2.758% due 03/25/2037	5,106	4,083
2.773% due 09/25/2037 ^	49,389	42,027
3.154% due 10/25/2046	6,840	5,517
5.198% due 04/25/2037	4,060	3,607
5.212% due 08/25/2035	7,269	7,217
5.500% due 11/25/2035 ^	3,820	3,587
5.606% due 09/25/2035 ^	53,281	50,792
6.489% due 11/25/2037	4,647	3,943
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	34,250	36,618
5.400% due 07/15/2044	856	879
5.480% due 01/15/2046	29,565	30,812
5.481% due 01/15/2046	65,105	68,176
5.617% due 10/15/2048	3,327	3,515
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	1,996	2,021
6.000% due 09/25/2036	860	761
6.000% due 06/25/2037	2,073	1,757
6.000% due 06/25/2037 ^	11,510	9,757
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	126	139
Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	2	2
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031	526	537
Commercial Mortgage Trust
2.972% due 08/10/2046	290	299
4.210% due 08/10/2046	830	889
5.116% due 06/10/2044	238	242
5.543% due 12/11/2049	19,400	20,787
Community Program Loan Trust
4.500% due 04/01/2029	15,240	15,412
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036	2,682	2,310
6.000% due 08/25/2037	3,171	2,477
6.000% due 08/25/2037 ^	2,569	2,063
Countrywide Alternative Loan Trust
0.295% due 04/25/2047	14,709	12,462
0.315% due 12/25/2046 ^	5,778	5,645
0.325% due 11/25/2036	7,483	6,699
0.325% due 01/25/2037 ^	1,779	1,639
0.325% due 06/25/2046	2,694	2,504
0.325% due 05/25/2047	58,883	51,461
0.334% due 02/20/2047	5,799	4,396
0.335% due 05/25/2047	7,336	6,252
0.344% due 09/20/2046	34,850	28,354
0.344% due 03/20/2047	58,982	47,287
0.345% due 07/25/2046	4,511	4,163
0.345% due 09/25/2046 ^	23,845	20,198
0.345% due 10/25/2046	30,632	29,846
0.349% due 12/20/2046	84,643	65,993
0.355% due 05/25/2036	2,225	1,868
0.355% due 06/25/2037	14	12
0.355% due 04/25/2047	12,400	10,237
0.364% due 03/20/2046	2,491	1,977
0.364% due 05/20/2046	1,464	1,103
0.364% due 07/20/2046 ^	26,586	18,552
0.365% due 05/25/2035	243	210
0.365% due 07/25/2046	5,315	4,575
0.384% due 07/20/2035	98	86
0.385% due 08/25/2046	94	56
0.405% due 06/25/2035	5,811	5,169
0.405% due 09/25/2046 ^	927	477
0.405% due 10/25/2046 ^	241	143
0.415% due 07/25/2035	4,876	4,266
0.415% due 12/25/2035	1,654	1,468
0.415% due 07/25/2036	29,966	17,420
0.415% due 07/25/2046 ^	622	291
0.425% due 05/25/2036 ^	111	82
0.435% due 12/25/2035	40	36
0.435% due 02/25/2037	4,355	3,525

14	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.435% due 10/25/2046	$11,000	$8,738
0.445% due 11/25/2035	4,155	3,000
0.465% due 10/25/2035	5,710	4,709
0.485% due 09/25/2035	2,198	1,869
0.486% due 11/20/2035	34,157	28,114
0.505% due 09/25/2035	2,742	2,433
0.505% due 05/25/2036	5,902	3,927
0.505% due 06/25/2036	3,187	2,293
0.505% due 05/25/2037 ^	347	232
0.535% due 08/25/2036	1,795	1,793
0.605% due 08/25/2033	7	7
0.625% due 09/25/2033	1,544	1,522
0.705% due 08/25/2034	62	58
0.705% due 10/25/2036 ^	5,516	4,154
0.735% due 06/25/2034	3,703	3,619
0.855% due 10/25/2035	2,836	2,374
0.925% due 11/25/2035	580	499
0.955% due 12/25/2035	4,333	3,615
1.115% due 12/25/2035	924	781
1.115% due 02/25/2036	824	755
1.155% due 08/25/2035	23,313	18,151
1.215% due 08/25/2035	313	216
1.255% due 02/25/2036 ^	9,002	7,591
1.455% due 10/25/2035	36,666	31,630
1.515% due 08/25/2035	2,540	2,360
1.615% due 11/25/2035	1,797	1,432
2.155% due 11/25/2035	779	642
2.665% due 02/25/2037 ^	38,454	34,478
4.822% due 10/25/2035 ^	1,737	1,461
5.000% due 01/25/2035	19	20
5.250% due 10/25/2033	7,293	7,560
5.250% due 06/25/2035 ^	1,218	1,128
5.317% due 11/25/2035 ^	1,831	1,515
5.500% due 06/25/2035	14,757	14,831
5.500% due 11/25/2035 ^	5,573	5,206
5.500% due 11/25/2035	10,120	8,995
5.500% due 12/25/2035	3,724	3,405
5.500% due 02/25/2036	3,351	3,009
5.750% due 03/25/2037 ^	1,854	1,589
5.750% due 07/25/2037	331	311
6.000% due 10/25/2032	336	329
6.000% due 10/25/2033	519	547
6.000% due 12/25/2033	13	14
6.000% due 02/25/2034	10	10
6.000% due 03/25/2035	431	374
6.000% due 03/25/2036	12,973	11,194
6.000% due 04/25/2036 ^	2,347	1,996
6.000% due 05/25/2036 ^	2,410	2,126
6.000% due 06/25/2036 ^	1,682	1,422
6.000% due 06/25/2036	504	457
6.000% due 08/25/2036	3,034	2,739
6.000% due 08/25/2036 ^	5,722	5,049
6.000% due 11/25/2036 ^	142	123
6.000% due 01/25/2037 ^	9,107	7,925
6.000% due 01/25/2037	8,649	7,526
6.000% due 02/25/2037 ^	11,220	9,182
6.000% due 02/25/2037	944	813
6.000% due 03/25/2037 ^	3,762	3,132
6.000% due 04/25/2037	7,124	5,964
6.000% due 05/25/2037	667	556
6.000% due 08/25/2037	1,283	1,181
6.000% due 08/25/2037 ^	9,501	8,643
6.250% due 12/25/2033	153	160
6.250% due 11/25/2036 ^	1,100	1,046
6.250% due 11/25/2036	4,611	3,828
6.250% due 08/25/2037 ^	4,706	3,954
6.500% due 05/25/2036 ^	4,712	4,268
6.500% due 09/25/2036	2,117	1,937
6.500% due 08/25/2037	11,501	8,412
6.500% due 09/25/2037	2,741	2,250
19.375% due 07/25/2035	2,364	3,278
Countrywide Home Loan Mortgage Pass-Through Trust
0.385% due 05/25/2035	11,549	10,019
0.445% due 04/25/2035	16,440	15,297
0.455% due 05/25/2035	2,981	2,658
0.475% due 03/25/2035	404	357
0.485% due 02/25/2035	1,672	1,565
0.495% due 02/25/2035	344	315

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.495% due 03/25/2036	$544	$320
0.505% due 02/25/2036 ^	150	88
0.555% due 08/25/2018	273	267
0.695% due 02/25/2035	525	503
0.695% due 03/25/2035	1,175	1,124
0.915% due 09/25/2034	24	24
1.075% due 04/25/2046 ^	10,026	5,784
1.934% due 06/19/2031	122	123
2.059% due 07/25/2034	2,648	2,644
2.125% due 07/19/2031	25	26
2.313% due 02/20/2036	22,470	20,908
2.319% due 02/20/2036 ^	310	276
2.330% due 06/20/2034	995	963
2.341% due 04/20/2035	9	9
2.376% due 02/20/2036	38	33
2.439% due 12/19/2033	88	90
2.442% due 08/25/2034	3,193	2,977
2.443% due 07/20/2034	833	837
2.446% due 11/20/2034	407	395
2.469% due 02/20/2035	14,849	14,781
2.470% due 05/20/2036	26,696	22,313
2.483% due 04/20/2035	600	540
2.487% due 11/20/2034	6,161	6,091
2.493% due 08/25/2034	5,296	4,681
2.493% due 11/25/2034	8,475	8,045
2.497% due 10/19/2032	49	42
2.521% due 11/19/2033	429	421
2.523% due 05/20/2036	2,804	2,291
2.531% due 04/20/2036 ^	3,821	3,151
2.549% due 03/25/2037 ^	1,405	1,093
2.576% due 10/25/2033	4,503	4,494
2.584% due 09/25/2047 ^	4,421	3,989
2.624% due 08/25/2034	264	247
2.633% due 02/25/2047 ^	1,533	1,296
2.657% due 11/25/2037	10,957	9,782
4.070% due 01/20/2035	2,111	2,073
4.500% due 09/25/2035	4,378	4,323
4.677% due 04/25/2035 ^	6,399	5,785
4.842% due 10/25/2035 ^	7,401	6,447
5.000% due 09/25/2035	107	99
5.011% due 10/20/2035	1,646	1,395
5.025% due 02/20/2036 ^	435	393
5.500% due 12/25/2034	12,528	13,533
5.500% due 01/25/2035	772	825
5.500% due 03/25/2035	4,344	4,577
5.500% due 09/25/2035	7,567	7,122
5.500% due 09/25/2035 ^	4,454	4,366
5.500% due 10/25/2035	8,957	8,536
5.500% due 10/25/2035 ^	1,729	1,704
5.500% due 11/25/2035	1,658	1,637
5.500% due 11/25/2035 ^	15,035	14,421
5.500% due 04/25/2038	6,785	6,946
5.750% due 12/25/2035 ^	5,988	5,703
5.750% due 02/25/2037 ^	3,518	3,284
5.750% due 07/25/2037	1,993	1,937
6.000% due 05/25/2036	4,676	4,403
6.000% due 12/25/2036	366	337
6.000% due 02/25/2037	44,652	43,587
6.000% due 03/25/2037 ^	1,396	1,323
6.000% due 07/25/2037	2,104	1,954
6.000% due 08/25/2037 ^	13,575	12,417
6.000% due 09/25/2037	1,091	1,062
6.250% due 09/25/2036 ^	10,362	9,731
6.250% due 09/25/2036	2,991	2,808
6.250% due 02/25/2038	3,738	3,450
Countrywide Home Loan Reperforming Trust
0.495% due 06/25/2035	4,495	4,056
5.769% due 01/25/2034	534	555
6.500% due 11/25/2034	1,733	1,827
7.500% due 11/25/2034	888	965
7.500% due 06/25/2035	2,476	2,560
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	132,071	141,230
5.383% due 02/15/2040	3,533	3,784
5.448% due 01/15/2049	72	71
5.460% due 09/15/2039	67,267	71,551
5.467% due 09/15/2039	25,608	27,285
5.892% due 06/15/2039	3,161	3,413

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032		$550	$521
0.895% due 06/25/2034		1,040	1,021
1.305% due 09/25/2034		3,788	3,160
1.928% due 10/25/2033		97	98
2.188% due 06/25/2033		76	76
2.248% due 07/25/2033		4,255	4,236
2.276% due 06/25/2032		42	32
2.454% due 09/25/2034		3,405	3,429
2.472% due 08/25/2033		495	494
2.499% due 05/25/2034		4,947	4,913
4.832% due 04/15/2037		10,553	10,683
4.834% due 06/25/2032		21	21
5.100% due 08/15/2038		150	153
5.104% due 08/15/2038		175	179
5.500% due 09/25/2035		9,473	9,165
5.500% due 10/25/2035		2,914	2,840
6.000% due 11/25/2035 ^		50	42
6.500% due 04/25/2033		907	923
7.500% due 05/25/2032		111	120
7.500% due 12/25/2032		3	3
Credit Suisse Mortgage Capital Certificates
0.395% due 05/27/2037		2,700	2,267
1.958% due 04/28/2037		11,677	7,564
2.357% due 07/27/2037		20,127	15,334
2.465% due 04/26/2038		2,500	2,443
4.815% due 11/26/2035		3,908	3,994
5.383% due 02/15/2040		225	237
5.467% due 09/16/2039		21,077	22,115
5.467% due 12/16/2043		38,433	40,325
5.509% due 04/15/2047		40,150	42,108
5.695% due 09/15/2040		21,700	23,351
5.931% due 12/16/2049		106,841	113,240
5.990% due 06/10/2049		35,315	37,903
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		1,599	925
5.863% due 02/25/2037 ^		4,172	2,348
6.000% due 07/25/2036		2,334	1,822
6.000% due 04/25/2037		2,714	2,406
7.000% due 08/25/2037		9,988	7,492
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		2,400	1,621
5.720% due 09/25/2036		2,441	1,912
6.172% due 06/25/2036 ^		3,776	2,453
DBUBS Mortgage Trust
3.386% due 07/10/2044		49,700	51,440
3.642% due 08/10/2044		530	551
3.742% due 11/10/2046		450	465
4.528% due 11/10/2046		300	322
Deco Pan Europe Ltd.
0.419% due 04/27/2018	EUR	15,066	18,579
DECO Series
1.637% due 02/22/2026		4,805	6,097
Deco UK PLC
0.718% due 01/27/2020	GBP	10,720	17,071
Deutsche ALT-A Securities, Inc.
0.255% due 08/25/2037		$14,558	10,712
0.275% due 08/25/2036		8,405	6,480
0.295% due 08/25/2037		56,122	47,839
0.295% due 07/25/2047		27,104	23,280
0.305% due 02/25/2047		11,405	8,233
0.335% due 06/25/2037 ^		34,363	28,311
0.355% due 02/25/2047		14,036	11,580
0.485% due 02/25/2036		30,648	21,645
2.737% due 10/25/2035		3,258	3,106
4.855% due 10/25/2035		7,201	6,261
5.000% due 10/25/2018		100	103
5.500% due 12/25/2035 ^		2,561	2,199
Deutsche ALT-B Securities, Inc.
0.255% due 10/25/2036 ^		18	11
5.869% due 10/25/2036 ^		2,141	1,730
5.886% due 10/25/2036 ^		2,141	1,731
6.005% due 10/25/2036 ^		1,609	1,309
6.300% due 07/25/2036 ^		2,252	1,648
Deutsche Mortgage & Asset Receiving Corp.
0.408% due 11/27/2036		8,800	7,434
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.234% due 06/26/2035		8,260	8,358

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		$98	$79
Downey Savings & Loan Association Mortgage Loan Trust
0.333% due 04/19/2047 ^		1,970	524
0.973% due 09/19/2044		181	177
2.566% due 07/19/2044		50	50
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		1	1
EMF-NL BV
2.202% due 10/17/2041	EUR	25,107	31,711
EMF-NL Prime BV
1.002% due 04/17/2041		9,208	11,078
Eurosail PLC
1.702% due 10/17/2040		3,959	5,027
Extended Stay America Trust
2.958% due 12/05/2031		$300	303
First Horizon Alternative Mortgage Securities Trust
0.525% due 02/25/2037		50	31
0.655% due 06/25/2035		8,060	6,744
2.188% due 08/25/2034		1,257	1,249
2.199% due 08/25/2035		4,766	4,258
2.207% due 06/25/2034		8,787	8,720
2.217% due 01/25/2037		14,628	11,957
2.224% due 03/25/2035		94	76
2.239% due 09/25/2035		7,621	6,765
2.247% due 04/25/2035		3,823	3,828
2.271% due 06/25/2036		8,231	6,451
5.500% due 05/25/2035		5,680	5,484
5.500% due 06/25/2035 ^		7,506	6,917
6.000% due 07/25/2036 ^		4,727	4,036
6.250% due 08/25/2037 ^		1,379	1,105
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		321	294
First Horizon Mortgage Pass-Through Trust
0.425% due 02/25/2035		47	43
2.187% due 11/25/2037		10,229	8,933
2.465% due 06/25/2035		2,725	2,655
2.534% due 02/25/2034		58	58
2.542% due 01/25/2037 ^		131	115
2.564% due 08/25/2034		1,455	1,475
2.564% due 10/25/2035		12,126	10,746
2.569% due 06/25/2035		4,591	4,352
2.603% due 10/25/2035		2,657	2,635
2.612% due 08/25/2035		4,245	4,032
2.660% due 04/25/2035		6,376	6,447
2.744% due 05/25/2035		1,101	1,028
4.880% due 06/25/2035		9,872	9,516
4.920% due 10/25/2036		1,217	1,178
5.026% due 11/25/2035		3,682	3,425
5.046% due 11/25/2034		6,184	6,267
5.250% due 05/25/2021 ^		560	485
5.319% due 09/25/2035		7,128	7,101
5.500% due 01/25/2035		1,278	1,329
5.750% due 02/25/2036 ^		1,335	1,246
6.250% due 11/25/2036		11,452	11,587
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		247	256
First Republic Bank Mortgage Pass-Through Certificates
0.635% due 06/25/2030		1,001	1,009
First Republic Mortgage Loan Trust
0.454% due 08/15/2032		232	223
0.504% due 11/15/2031		248	235
0.654% due 11/15/2030		38	39
0.954% due 11/15/2032		42	41
Forest Finance PLC
0.443% due 05/12/2018	EUR	3,381	4,248
Fosse Master Issuer PLC
1.401% due 10/18/2054		3,664	4,641
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		$200	227
FREMF Mortgage Trust
0.200% due 09/25/2043 (a)		1,106,162	9,647
4.019% due 01/25/2047		100	102
GE Capital Commercial Mortgage Corp.
5.490% due 11/10/2045		905	907
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		28	28

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GMAC Mortgage Corp. Loan Trust
2.816% due 04/19/2036		$9,903	$8,949
2.879% due 06/25/2034		33	32
2.892% due 06/19/2035		539	545
3.000% due 06/25/2034		40	39
4.598% due 05/25/2035		4,332	4,208
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		71	70
8.950% due 08/20/2017		11	11
Granite Master Issuer PLC
0.187% due 12/20/2054	EUR	6,326	7,965
0.207% due 12/17/2054		987	1,242
0.207% due 12/20/2054		9,865	12,425
0.227% due 12/20/2054		9,224	11,619
0.334% due 12/17/2054		$2,644	2,634
0.334% due 12/20/2054		79	79
0.354% due 12/20/2054		36,245	36,125
0.414% due 12/20/2054		2,261	2,255
0.699% due 12/20/2054	GBP	1,500	2,421
0.726% due 12/17/2054		12,872	20,798
0.729% due 12/20/2054		32,950	53,219
0.749% due 12/20/2054		23,361	37,756
0.829% due 12/20/2054		11,222	18,158
Granite Mortgages PLC
0.402% due 03/20/2044	EUR	354	448
0.553% due 03/20/2044		$195	194
0.581% due 01/20/2044	EUR	2,783	3,522
0.634% due 01/20/2044		$1,558	1,558
0.734% due 07/20/2043		182	181
0.846% due 06/20/2044	GBP	7,231	11,723
0.886% due 03/20/2044		1,316	2,125
0.886% due 06/20/2044		14,466	23,451
0.926% due 09/20/2044		3,016	4,891
0.936% due 01/20/2044		13,244	21,407
0.946% due 09/20/2044		1,047	1,692
1.036% due 07/20/2043		497	805
Great Hall Mortgages PLC
0.211% due 03/18/2039	EUR	2,666	3,229
0.364% due 06/18/2039		$32,515	31,265
0.697% due 03/18/2039	GBP	77,665	121,255
0.707% due 06/18/2039		21,106	32,709
Greenpoint Mortgage Funding Trust
0.355% due 10/25/2046		$823	561
0.355% due 12/25/2046 ^		696	396
0.375% due 06/25/2045		979	877
0.425% due 04/25/2036 ^		140	50
0.425% due 11/25/2045		530	423
0.495% due 10/25/2046		738	345
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		1,161	1,163
5.224% due 04/10/2037		64,453	66,043
5.381% due 03/10/2039		4,391	4,451
5.444% due 03/10/2039		84,441	91,038
GS Mortgage Securities Trust
2.943% due 02/10/2046		370	364
2.999% due 08/10/2044		30	31
3.679% due 08/10/2043		298	309
4.174% due 07/10/2046		400	427
4.243% due 08/10/2046		80	86
4.761% due 07/10/2039		9,645	9,748
5.553% due 04/10/2038		70	73
GSMPS Mortgage Loan Trust
0.505% due 03/25/2035		3,027	2,670
0.505% due 09/25/2035		8,495	7,325
7.500% due 06/25/2043		4,128	4,504
GSR Mortgage Loan Trust
0.455% due 07/25/2035		357	296
0.505% due 01/25/2034		137	117
1.850% due 04/25/2032		141	125
1.864% due 03/25/2033		30	30
2.216% due 06/25/2034		600	602
2.471% due 11/25/2035 ^		5,419	4,631
2.523% due 12/25/2034		3,713	3,656
2.588% due 07/25/2035		8,964	8,562
2.594% due 05/25/2034		1,956	1,972
2.600% due 04/25/2036		142	130
2.601% due 05/25/2035		24,023	22,483
2.648% due 04/25/2035		10,478	10,366
2.652% due 04/25/2035		4,472	4,498

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.660% due 09/25/2035		$72,137	$72,920
2.682% due 09/25/2035		191	193
2.694% due 11/25/2035		25,417	25,017
2.699% due 03/25/2037 ^		11,673	10,151
2.742% due 01/25/2036 ^		281	266
2.782% due 04/25/2035		620	609
2.814% due 12/25/2034		30	29
2.865% due 01/25/2035		4,020	3,999
5.000% due 05/25/2036		1,604	1,569
5.000% due 05/25/2037		17	16
5.002% due 11/25/2035		58,126	57,796
5.194% due 05/25/2035		4,198	4,137
5.229% due 07/25/2035		2,557	2,560
5.500% due 06/25/2035		8,000	8,363
5.500% due 06/25/2036		4,349	4,171
5.500% due 01/25/2037		9,090	9,116
5.750% due 02/25/2036		2,265	2,259
5.750% due 02/25/2037		4,689	4,447
6.000% due 08/25/2021		334	332
6.000% due 03/25/2032		13	13
6.000% due 11/25/2035 ^		22,853	20,425
6.000% due 02/25/2036		12,593	11,619
6.000% due 01/25/2037		9,578	9,223
6.000% due 03/25/2037		14,651	13,511
6.000% due 05/25/2037		7,139	6,791
6.000% due 07/25/2037		753	690
6.250% due 09/25/2036		1,769	1,649
6.500% due 09/25/2036		5,819	5,000
HarborView Mortgage Loan Trust
0.283% due 03/19/2037		17,497	14,656
0.303% due 01/25/2047		4,828	3,891
0.333% due 07/19/2046		36,207	23,965
0.343% due 09/19/2037		23,554	18,984
0.343% due 01/19/2038		7,872	6,779
0.344% due 07/21/2036		3,828	3,130
0.353% due 09/19/2046		6,478	5,068
0.363% due 11/19/2036		157	118
0.373% due 05/19/2035		15,353	13,240
0.393% due 06/19/2035		2,285	2,023
0.393% due 03/19/2036		12,050	8,827
0.433% due 02/19/2036		11,566	9,063
0.453% due 04/19/2034		1,483	1,421
0.463% due 11/19/2035		20,539	18,439
0.473% due 01/19/2035		2,787	2,461
0.494% due 06/20/2035		5,075	4,930
0.503% due 01/19/2035		5,283	3,928
0.713% due 06/19/2034		1,154	1,090
0.873% due 01/19/2035		585	562
0.893% due 02/19/2034		3	3
0.953% due 11/19/2034		216	166
1.155% due 10/25/2037		2,758	2,494
2.168% due 06/19/2034		4,515	4,534
2.381% due 04/19/2034		49	49
2.482% due 05/19/2033		62	63
2.526% due 06/19/2045		18,510	12,342
2.587% due 07/19/2035		759	712
2.673% due 12/19/2035 ^		5,249	4,776
2.714% due 07/19/2035		96	86
3.182% due 06/19/2036		9,616	6,507
3.459% due 06/19/2036 ^		6,221	4,227
4.865% due 08/19/2036 ^		2,469	2,282
Hercules Eclipse PLC
0.798% due 10/25/2018	GBP	24,282	38,548
HomeBanc Mortgage Trust
0.335% due 12/25/2036		$5,615	5,007
0.415% due 01/25/2036		4,574	3,997
0.425% due 10/25/2035		51,101	46,309
0.895% due 12/25/2034		6,274	6,033
1.015% due 08/25/2029		3,132	3,007
2.283% due 04/25/2037 ^		3,827	2,306
5.330% due 04/25/2037 ^		6,227	5,090
Homestar Mortgage Acceptance Corp.
0.605% due 07/25/2034		3,506	3,491
HSI Asset Securitization Corp. Trust
0.375% due 11/25/2035		21,889	14,152
Impac CMB Trust
0.795% due 10/25/2033		229	228
0.895% due 11/25/2034		2,459	2,396
0.915% due 10/25/2033		40	39

16	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.935% due 10/25/2034	$1,142	$1,064
1.155% due 07/25/2033	905	852
4.609% due 09/25/2034	350	354
Impac Secured Assets Trust
0.325% due 01/25/2037	17,127	14,638
0.955% due 11/25/2034	769	768
2.932% due 07/25/2035	1,332	1,120
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	479	467
1.717% due 01/25/2032	76	74
2.197% due 08/25/2031	402	406
IndyMac Mortgage Loan Trust
0.295% due 04/25/2037	9,890	9,213
0.315% due 04/25/2037	3,156	2,800
0.335% due 02/25/2037	26,462	18,540
0.335% due 07/25/2047	12,426	9,794
0.345% due 04/25/2037	1,574	1,165
0.345% due 09/25/2046	20,659	17,951
0.355% due 11/25/2046	822	575
0.355% due 06/25/2047	10,863	8,473
0.365% due 04/25/2046	7,084	5,732
0.365% due 05/25/2046	179	155
0.385% due 04/25/2035	408	363
0.395% due 04/25/2035	1,708	1,609
0.395% due 07/25/2035	3,449	3,112
0.395% due 06/25/2037	12,289	10,987
0.455% due 07/25/2035	20,298	18,270
0.455% due 11/25/2035 ^	886	540
0.455% due 06/25/2037 ^	1,408	701
0.795% due 07/25/2045	109	103
0.935% due 05/25/2034	11	10
0.955% due 11/25/2034	71	65
0.975% due 11/25/2034	2,089	1,678
2.044% due 06/25/2037 ^	4,332	3,357
2.279% due 06/25/2037	10,318	5,584
2.361% due 07/25/2037	2,038	1,341
2.374% due 01/25/2036	9,462	7,979
2.401% due 08/25/2035	102	90
2.455% due 01/25/2036	14,276	13,492
2.461% due 01/25/2035	187	176
2.518% due 10/25/2034	4,559	4,379
2.539% due 03/25/2036	4,836	3,715
2.544% due 12/25/2034	2,038	1,911
2.566% due 01/25/2036	1,195	1,000
2.574% due 04/25/2037	11,074	8,450
2.638% due 06/25/2035 ^	1,544	1,312
2.663% due 04/25/2037 ^	22,971	16,755
2.714% due 02/25/2035	709	618
2.900% due 05/25/2036	5,006	3,798
4.340% due 06/25/2036	4,475	4,332
4.549% due 09/25/2035	2,053	1,826
4.549% due 09/25/2035 ^	302	23
4.579% due 08/25/2035	16,248	13,664
4.579% due 08/25/2035 ^	909	764
4.723% due 10/25/2035	948	823
4.998% due 08/25/2036	2,827	2,828
5.074% due 08/25/2037	16,392	14,988
6.250% due 11/25/2037 ^	2,106	1,925
JPMorgan Alternative Loan Trust
0.265% due 09/25/2036 ^	7,128	6,235
0.295% due 03/25/2037	2,570	1,884
0.325% due 08/25/2036	21,167	18,347
3.103% due 11/25/2036 ^	2,831	2,368
3.205% due 12/25/2036	23,539	19,221
3.247% due 05/25/2037 ^	11,211	8,645
5.691% due 05/26/2037	55,006	46,275
6.050% due 05/25/2036	1,930	1,750
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043	491	500
3.341% due 07/15/2046	8,037	8,305
3.616% due 11/15/2043	400	421
3.673% due 02/15/2046	23,084	23,956
3.853% due 06/15/2043	13,105	13,258
4.106% due 07/15/2046	500	535
4.388% due 02/15/2046	700	755
4.678% due 07/15/2042	3,346	3,348
4.918% due 10/15/2042	186	191
4.936% due 08/15/2042	173	177

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.038% due 03/15/2046	$218	$218
5.335% due 08/12/2037	10,974	11,097
5.336% due 05/15/2047	157,419	168,806
5.399% due 05/15/2045	2,079	2,214
5.420% due 01/12/2043	24,984	25,862
5.420% due 01/15/2049	69,692	75,153
5.433% due 12/15/2044	1,735	1,741
5.440% due 06/12/2047	3,993	4,305
5.874% due 02/12/2049	2,133	2,236
5.882% due 02/15/2051	33,040	36,013
5.891% due 02/12/2049	79,566	86,592
5.981% due 06/15/2049	3,500	3,797
6.058% due 04/15/2045	43,365	46,033
JPMorgan Mortgage Trust
1.990% due 11/25/2033	30	30
1.990% due 02/25/2034	905	909
2.165% due 07/27/2037	21,279	18,493
2.385% due 10/25/2035	1,441	1,196
2.409% due 08/25/2035	10,246	10,247
2.443% due 10/25/2035	3,564	3,161
2.444% due 02/25/2036	213	188
2.453% due 11/25/2035	3,738	3,562
2.467% due 08/25/2036	6,968	6,028
2.490% due 07/25/2035	1,651	1,679
2.508% due 10/25/2035	23,429	23,428
2.509% due 10/25/2036	8,255	7,455
2.518% due 06/25/2035	944	902
2.525% due 07/25/2035	4,003	4,030
2.529% due 07/25/2035	2,131	2,140
2.534% due 08/25/2035 ^	5,693	5,586
2.547% due 07/25/2035	6,701	6,847
2.550% due 07/25/2035	4,517	4,529
2.558% due 08/25/2035	3,168	3,149
2.566% due 10/25/2036	53,400	46,274
2.567% due 10/25/2035	26,194	26,289
2.583% due 07/25/2035	15,244	15,371
2.607% due 07/25/2035	2,509	2,545
2.646% due 02/25/2035	4,048	4,025
2.646% due 04/25/2036	8,363	8,181
2.708% due 05/25/2036	7,892	7,269
2.718% due 02/25/2036	38,897	34,951
2.844% due 04/25/2035	424	432
4.766% due 04/25/2037 ^	1,029	967
5.000% due 08/25/2020	4,592	4,763
5.016% due 06/25/2035	10,668	10,670
5.037% due 06/25/2035	7,754	7,721
5.063% due 09/25/2035	1,028	1,024
5.093% due 04/25/2036	9,587	9,112
5.235% due 07/25/2035	941	956
5.269% due 11/25/2035	6,588	6,338
5.500% due 03/25/2022	1,166	1,170
5.500% due 07/25/2036	2,224	2,140
5.552% due 10/25/2036	286	265
5.750% due 01/25/2036 ^	5,559	5,208
6.000% due 01/25/2036	15,314	13,997
6.000% due 04/25/2036	306	307
6.000% due 01/25/2037 ^	28,665	24,588
6.500% due 07/25/2036	5,926	5,180
6.500% due 08/25/2036 ^	1,424	1,194
JPMorgan Resecuritization Trust
2.239% due 05/27/2037	9,799	9,506
2.596% due 05/27/2036	5,852	5,923
Lanark Master Issuer PLC
1.635% due 12/22/2054	3,344	3,389
Lavender Trust
6.250% due 10/26/2036	10,763	9,558
LB Commercial Mortgage Trust
6.720% due 10/15/2032	866	889
LB Mortgage Trust
8.549% due 01/20/2017	1,307	1,318
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	45	46
4.739% due 07/15/2030	120	122
4.742% due 02/15/2030	12	12
5.300% due 11/15/2038	375	386
5.430% due 02/15/2040	31,913	34,586
5.858% due 07/15/2040	80	85
5.866% due 09/15/2045	37,344	41,369

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Leek Finance PLC
0.453% due 12/21/2038	$183	$190
Lehman Mortgage Trust
0.475% due 08/25/2036 ^	16,586	12,992
0.805% due 06/25/2037	1,419	1,099
5.000% due 12/25/2035 ^	937	895
5.500% due 01/25/2036	2,197	1,933
5.521% due 01/25/2036	8,926	8,199
5.703% due 12/25/2035	10,394	9,070
6.000% due 07/25/2036 ^	10,741	8,651
6.000% due 09/25/2036	4,239	3,504
6.140% due 04/25/2036	1,849	1,767
Lehman XS Trust
0.275% due 07/25/2037	9,858	7,275
0.315% due 03/25/2047	14,267	10,929
0.325% due 12/25/2036 ^	3,126	2,382
0.345% due 11/25/2046	489	410
0.355% due 08/25/2046	25,685	21,847
0.385% due 04/25/2046	28,273	21,671
0.415% due 02/25/2046	5,580	4,216
0.425% due 12/25/2035	106	96
1.055% due 08/25/2047	17,431	12,608
1.655% due 07/25/2035	8,692	8,486
Luminent Mortgage Trust
0.315% due 11/25/2036 ^	488	403
0.325% due 12/25/2036	15,103	12,336
0.335% due 12/25/2036	5,395	4,065
0.355% due 02/25/2046	116	87
0.355% due 10/25/2046	5,126	4,463
0.395% due 04/25/2036	22,221	15,277
MASTR Adjustable Rate Mortgages Trust
0.365% due 04/25/2046	9,484	7,343
0.365% due 05/25/2047	2,711	2,517
0.395% due 05/25/2037	1,666	1,145
0.455% due 05/25/2047 ^	834	556
2.192% due 12/25/2033	85	87
2.198% due 07/25/2035	2,512	2,207
2.406% due 05/25/2034	290	286
2.500% due 10/25/2032	975	982
2.509% due 12/25/2033	259	258
2.635% due 11/21/2034	27,309	27,966
2.637% due 12/25/2034	9,044	8,808
2.686% due 03/25/2035	981	884
2.950% due 10/25/2034	5,750	5,506
MASTR Alternative Loan Trust
0.555% due 03/25/2036	8,969	2,656
MASTR Asset Securitization Trust
5.500% due 09/25/2033	919	960
5.750% due 05/25/2036	15,366	15,104
MASTR Reperforming Loan Trust
0.515% due 07/25/2035	5,262	4,610
7.000% due 08/25/2034	3,460	3,564
7.000% due 05/25/2035	972	987
MASTR Seasoned Securitization Trust
6.230% due 09/25/2017	1,263	1,305
6.500% due 08/25/2032	7,889	8,836
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.854% due 11/15/2031	5,205	5,218
0.894% due 09/15/2030	1,514	1,514
1.034% due 11/15/2031	101	83
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.594% due 12/15/2030	1,324	1,273
0.634% due 06/15/2030	8,021	7,883
1.014% due 08/15/2032	183	176
2.610% due 10/20/2029	3,067	3,122
Merrill Lynch Alternative Note Asset Trust
0.265% due 03/25/2037	1,370	588
0.325% due 02/25/2037	5,684	5,326
0.455% due 03/25/2037	3,624	1,591
2.708% due 06/25/2037 ^	2,752	1,868
6.000% due 05/25/2037	12,048	9,681
Merrill Lynch Mortgage Investors Trust
0.365% due 02/25/2036	9,775	9,065
0.405% due 11/25/2035	2,500	2,395
0.405% due 08/25/2036	701	678
0.425% due 04/25/2035	1,759	1,693
0.435% due 08/25/2035	1,676	1,670
0.615% due 04/25/2029	257	250

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.655% due 05/25/2029	$144	$144
0.775% due 10/25/2028	141	141
0.815% due 06/25/2028	1,804	1,747
0.815% due 11/25/2029	538	525
0.830% due 04/25/2029	1,286	1,257
0.895% due 03/25/2028	104	102
0.935% due 03/25/2028	51	52
0.989% due 10/25/2028	79	77
1.052% due 11/25/2029	674	659
1.155% due 10/25/2035	1,601	1,537
1.832% due 12/25/2032	605	611
1.966% due 01/25/2029	158	158
2.127% due 04/25/2035	576	565
2.131% due 04/25/2029	125	125
2.148% due 12/25/2034	1,619	1,616
2.195% due 05/25/2033	5,396	5,282
2.220% due 02/25/2033	46	45
2.350% due 10/25/2035	12,960	13,170
2.358% due 05/25/2036	9,425	9,487
2.370% due 12/25/2035	2,296	2,170
2.395% due 02/25/2034	18	18
2.401% due 09/25/2035	9,149	9,181
2.457% due 07/25/2035	1,061	956
2.458% due 06/25/2035	20,174	19,746
2.461% due 08/25/2034	1,743	1,802
2.462% due 02/25/2036	7,317	7,033
2.469% due 02/25/2035	13,885	14,032
2.500% due 12/25/2035	2,575	2,462
2.533% due 06/25/2037	2,224	2,161
2.541% due 12/25/2034	104	103
2.691% due 11/25/2035	9,873	9,852
2.790% due 05/25/2033	20	20
5.008% due 09/25/2035	28,095	26,285
5.250% due 08/25/2036	17,546	18,106
5.394% due 12/25/2035	7,044	6,673
6.720% due 11/15/2026	5	6
Merrill Lynch Mortgage Trust
4.949% due 07/12/2038	5,084	5,086
5.204% due 09/12/2042	25,128	25,296
6.028% due 06/12/2050	6,641	6,684
Merrill Lynch Mortgage-Backed Securities Trust
2.791% due 04/25/2037 ^	8,653	7,389
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.812% due 12/12/2049 (a)	81,234	98
5.172% due 12/12/2049	7,165	7,629
5.414% due 07/12/2046	281	298
5.485% due 03/12/2051	34,620	37,565
5.700% due 09/12/2049	52,117	57,170
5.810% due 06/12/2050	29,150	31,750
6.079% due 08/12/2049	8,832	9,686
Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/2046	220	215
3.085% due 08/15/2046	620	642
4.218% due 07/15/2046	750	798
4.365% due 08/15/2046	580	621
Morgan Stanley Capital Trust
3.884% due 09/15/2047	2,010	2,077
4.700% due 07/15/2056	55	55
5.168% due 01/14/2042	108	108
5.380% due 11/14/2042	280	287
5.439% due 02/12/2044	2,853	2,859
5.569% due 12/15/2044	26,700	28,543
5.596% due 03/12/2044	668	694
5.610% due 04/15/2049	9,272	9,318
5.649% due 12/15/2044	566	566
5.692% due 04/15/2049	58,600	63,724
5.773% due 04/12/2049	855	867
Morgan Stanley Dean Witter Capital, Inc. Trust
5.500% due 04/25/2017	4	4
Morgan Stanley Mortgage Loan Trust
0.415% due 03/25/2036	3,401	2,640
0.435% due 01/25/2036	21,470	16,033
0.445% due 12/25/2035	79	65
0.455% due 03/25/2035	64	58
0.465% due 01/25/2035	18	17
0.475% due 01/25/2035	8,540	8,184
1.055% due 02/25/2036	174	151
2.179% due 06/25/2036	2,922	2,800
2.326% due 07/25/2035	2,980	2,720

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.517% due 07/25/2035		$1,170	$1,083
2.628% due 06/25/2037		1,109	721
2.735% due 09/25/2035		6,653	5,567
2.983% due 11/25/2037		21,910	17,659
5.152% due 06/25/2036		20,157	14,504
5.701% due 02/25/2047		2,869	2,248
6.000% due 02/25/2036 ^		1,336	1,323
6.000% due 10/25/2037 ^		2,795	2,318
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		37,204	35,278
5.991% due 08/12/2045		121,276	132,031
5.991% due 08/15/2045		71,494	77,834
MortgageIT Trust
0.455% due 08/25/2035		7,447	7,130
0.545% due 02/25/2035		1,703	1,621
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034		1,171	1,267
New York Mortgage Trust
2.633% due 05/25/2036		23,788	21,822
Newgate Funding PLC
0.684% due 12/15/2050	EUR	105,862	132,168
Nomura Asset Acceptance Corp.
0.375% due 05/25/2035		$261	261
0.655% due 05/25/2035		4,000	2,585
2.432% due 10/25/2035		196	177
5.190% due 02/25/2036 ^		646	544
5.820% due 03/25/2047		1,841	1,874
6.138% due 03/25/2047		1,691	1,721
6.900% due 02/19/2030		1,444	1,450
Nomura Resecuritization Trust
0.595% due 08/27/2047		77,585	74,374
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^		27	0
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		4	4
Paragon Mortgages PLC
0.798% due 10/15/2041	GBP	2,264	3,483
0.920% due 05/15/2041		25,091	39,088
0.938% due 04/16/2035		5,678	8,877
Permanent Master Issuer PLC
1.903% due 07/15/2042	EUR	7,900	9,984
PHH Alternative Mortgage Trust
0.315% due 02/25/2037		$12,994	10,792
PNC Mortgage Acceptance Corp.
6.220% due 10/12/2033		49	49
Prime Mortgage Trust
0.555% due 02/25/2019		31	30
0.555% due 02/25/2034		3,440	3,249
0.655% due 02/25/2035		13,288	12,656
5.000% due 02/25/2019		1	1
6.000% due 06/25/2036		3,752	3,600
Provident Funding Mortgage Loan Trust
2.465% due 10/25/2035		3,640	3,703
2.489% due 04/25/2034		5,680	5,721
RAAC Trust
0.525% due 09/25/2034		1,131	1,087
RBSSP Resecuritization Trust
0.375% due 10/27/2036		4,790	3,919
0.395% due 08/27/2037		7,004	4,801
0.425% due 09/27/2037		9,301	5,941
0.485% due 02/27/2037		5,639	4,493
0.654% due 09/26/2036		496	482
3.000% due 06/26/2037		3,666	3,688
Regal Trust
2.182% due 09/29/2031		303	287
Resecuritization Mortgage Trust
0.404% due 04/26/2021		1	1
Residential Accredit Loans, Inc. Trust
0.255% due 05/25/2037		24,216	18,057
0.285% due 02/25/2037		21,639	18,620
0.295% due 01/25/2037		12,807	11,060
0.305% due 02/25/2037		5,438	4,251
0.305% due 02/25/2047		42,289	24,926
0.335% due 05/25/2036		28,762	22,935
0.335% due 09/25/2036		5,670	4,277
0.335% due 06/25/2046		99,367	45,740
0.340% due 12/25/2036		65	49
0.345% due 07/25/2036		7,146	5,706
0.345% due 08/25/2036		12,694	9,835
0.345% due 09/25/2036		118	89

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.345% due 12/25/2036		$6,557	$5,674
0.355% due 10/25/2046		19,980	13,767
0.355% due 05/25/2047		5,504	4,609
0.365% due 06/25/2037		3,730	2,821
0.365% due 04/25/2046		19,572	9,850
0.405% due 08/25/2037		7,623	6,189
0.425% due 02/25/2046		3,364	1,906
0.455% due 01/25/2035		132	128
0.455% due 08/25/2035		844	672
0.460% due 09/25/2046		349	156
0.485% due 03/25/2037		2,008	765
0.555% due 01/25/2033		11	11
0.555% due 08/25/2036		318	216
0.555% due 11/25/2036 ^		3,271	2,062
0.695% due 03/25/2034		1,580	1,501
0.805% due 07/25/2033		119	112
0.915% due 09/25/2046 ^		5,837	4,003
1.475% due 09/25/2045		730	597
2.933% due 04/25/2035		8,649	8,600
3.170% due 08/25/2035 ^		1,930	1,062
3.415% due 09/25/2035 ^		1,563	1,268
3.564% due 02/25/2036 ^		1,660	1,218
3.566% due 12/25/2035		23,531	20,035
3.743% due 01/25/2036 ^		16,760	13,642
5.250% due 09/25/2020		13,995	13,999
5.500% due 06/25/2034		6,031	6,121
5.750% due 01/25/2034		6,085	6,326
6.000% due 06/25/2036		99	81
6.000% due 08/25/2036		4,569	3,690
6.000% due 08/25/2036 ^		4,203	3,394
6.000% due 09/25/2036 ^		4,318	3,444
6.000% due 09/25/2036		3,731	2,977
6.000% due 11/25/2036 ^		4,359	3,479
6.250% due 03/25/2037 ^		3,420	2,432
6.500% due 09/25/2037 ^		4,020	3,157
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		375	426
Residential Asset Securitization Trust
0.555% due 01/25/2046 ^		18,624	10,191
0.605% due 12/25/2036 ^		679	267
0.655% due 03/25/2035		14,117	11,286
5.000% due 08/25/2019		2,037	2,104
5.500% due 08/25/2034		174	177
5.500% due 06/25/2035 ^		1,045	961
5.750% due 02/25/2036 ^		1,401	1,185
6.000% due 03/25/2037 ^		6,648	5,142
6.000% due 04/25/2037		544	477
6.000% due 05/25/2037 ^		360	323
6.000% due 07/25/2037		1,812	1,371
6.250% due 08/25/2036		227	213
6.250% due 10/25/2036 ^		670	605
6.250% due 11/25/2036		2,813	2,144
6.250% due 09/25/2037 ^		2,898	2,120
6.500% due 08/25/2036		1,872	1,303
6.500% due 09/25/2036		1,918	1,457
6.500% due 04/25/2037		31,427	19,371
Residential Funding Mortgage Securities, Inc. Trust
0.555% due 07/25/2018		48	47
2.763% due 11/25/2035		1,755	1,558
2.956% due 09/25/2035 ^		208	176
3.223% due 02/25/2036 ^		6,114	5,507
3.395% due 02/25/2037		6,593	5,303
3.876% due 07/27/2037		19,925	16,922
5.250% due 07/25/2035		4,337	4,499
5.351% due 06/25/2035		2,098	2,076
5.500% due 12/25/2034		1,600	1,675
6.000% due 06/25/2036 ^		3,468	3,255
6.000% due 07/25/2036 ^		4,108	3,807
6.000% due 10/25/2036		17,360	15,390
6.000% due 06/25/2037		1,784	1,637
6.500% due 03/25/2032		225	234
ResLoc UK PLC
0.783% due 12/15/2043	GBP	4,347	6,442
RMAC Securities PLC
0.237% due 06/12/2044	EUR	3,185	3,857
0.713% due 06/12/2044	GBP	47,633	73,741
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$43,051	45,473
5.331% due 02/16/2044		18,107	19,259

18	See Accompanying Notes

September 30, 2014

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.336% due 05/16/2047		$28,580	$30,625
5.420% due 01/16/2049		26,636	28,847
5.467% due 09/16/2039		7,216	7,572
5.692% due 04/16/2049		26,300	28,144
5.695% due 09/16/2040		7,500	8,070
6.068% due 09/17/2039		2,386	2,604
6.068% due 02/17/2051		10,000	10,006
6.140% due 02/16/2051		42,172	45,518
6.241% due 12/16/2049		33,823	35,982
Salomon Brothers Mortgage Securities, Inc.
0.655% due 05/25/2032		110	104
7.000% due 12/25/2018		39	42
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		45	47
Securitized Asset Sales, Inc.
0.573% due 11/26/2023		94	71
Sequoia Mortgage Trust
0.354% due 07/20/2036		5,188	4,904
0.364% due 06/20/2036		3,376	3,016
0.504% due 07/20/2033		331	318
0.814% due 06/20/2033		31	31
0.830% due 05/20/2034		4,133	3,993
0.841% due 05/20/2034		880	850
0.853% due 10/19/2026		212	211
0.914% due 10/20/2027		142	135
0.927% due 02/20/2034		2,946	2,953
0.954% due 10/20/2027		1,922	1,895
0.989% due 09/20/2033		1,298	1,281
2.330% due 01/20/2047 ^		3,981	3,479
2.639% due 04/20/2035		13,504	13,543
2.664% due 09/20/2046		8,769	7,552
2.689% due 02/25/2040		508	500
3.055% due 01/20/2047 ^		5,600	5,017
Silenus European Loan Conduit Ltd.
0.348% due 05/15/2019	EUR	9,038	11,260
Structured Adjustable Rate Mortgage Loan Trust
0.375% due 05/25/2037		$236	189
0.375% due 06/25/2037		21,184	19,046
0.455% due 09/25/2034		3,273	2,955
0.455% due 10/25/2035		2,693	2,533
0.455% due 08/25/2036		12,015	9,437
0.475% due 10/25/2035		17,670	15,216
0.635% due 06/25/2035		329	330
1.518% due 01/25/2035		357	290
1.832% due 10/25/2037 ^		1,210	812
2.387% due 12/25/2034		186	186
2.390% due 03/25/2034		3,466	3,517
2.404% due 06/25/2035		3,663	3,462
2.418% due 09/25/2034		49	49
2.419% due 05/25/2034		260	261
2.432% due 12/25/2035		10,286	8,777
2.437% due 07/25/2034		2,132	2,150
2.453% due 08/25/2034		1,702	1,668
2.454% due 11/25/2034		1,416	1,416
2.459% due 04/25/2035		9,344	9,147
2.463% due 04/25/2034		4,838	4,840
2.464% due 09/25/2034		1,640	1,645
2.473% due 02/25/2034		3,495	3,551
2.482% due 02/25/2036		3,640	2,960
2.486% due 09/25/2035		4,092	3,703
2.489% due 01/25/2035		1,832	1,798
2.519% due 03/25/2034		141	142
2.530% due 08/25/2035		88	83
2.542% due 09/25/2036 ^		30,743	19,391
2.564% due 11/25/2035 ^		1,089	883
2.565% due 05/25/2036		10,971	9,082
2.566% due 01/25/2036 ^		1,694	1,663
2.600% due 02/25/2036 ^		22,821	19,512
2.612% due 04/25/2036		5,775	5,071
2.626% due 06/25/2036		2,856	2,370
2.630% due 09/25/2034		5,729	5,719
4.714% due 11/25/2036 ^		4,457	4,033
4.800% due 04/25/2036 ^		8,942	7,001
5.027% due 05/25/2036		4,446	4,152
5.037% due 03/25/2036 ^		1,357	1,160
5.087% due 01/25/2036 ^		25,629	19,633
5.122% due 07/25/2035 ^		9,198	8,097
5.366% due 02/25/2036 ^		1,792	1,441
5.426% due 09/25/2036 ^		1,172	1,172

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Mortgage Investments Trust
0.275% due 08/25/2036	$26,594	$21,012
0.285% due 03/25/2037	4,541	3,539
0.325% due 03/25/2037 ^	694	189
0.345% due 06/25/2036	1,110	953
0.345% due 07/25/2046	41,708	34,271
0.355% due 05/25/2036	31,392	23,649
0.365% due 04/25/2036	1,246	934
0.365% due 08/25/2036	8,713	6,963
0.365% due 05/25/2046	201	154
0.375% due 05/25/2036	47	35
0.375% due 05/25/2046	14,111	8,410
0.375% due 09/25/2047	300	237
0.385% due 05/25/2045	1,123	1,029
0.403% due 07/19/2035	10,174	9,474
0.415% due 05/25/2046 ^	222	83
0.443% due 07/19/2034	25	25
0.455% due 08/25/2036 ^	1,068	454
0.465% due 12/25/2035	5,770	4,597
0.483% due 10/19/2034	824	790
0.813% due 09/19/2032	4,934	4,849
0.853% due 01/19/2034	568	555
0.853% due 03/19/2034	9	9
0.993% due 10/19/2033	1,036	986
1.515% due 12/25/2035	5,158	3,621
1.614% due 02/25/2036	20,232	17,752
9.116% due 06/25/2029	43	45
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.905% due 05/25/2022	456	472
Structured Asset Securities Corp.
5.500% due 06/25/2035	3,698	3,677
6.957% due 04/15/2027	28	28
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	4,292	3,991
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.842% due 05/25/2032	76	74
2.125% due 07/25/2032	539	499
2.218% due 01/25/2032	847	827
2.346% due 06/25/2033	60	61
2.362% due 07/25/2033	69	70
2.369% due 03/25/2033	1,616	1,619
2.379% due 01/25/2034	5,337	5,229
2.490% due 06/25/2033	3,495	3,537
2.516% due 02/25/2032	901	889
2.540% due 11/25/2033	245	241
5.795% due 06/25/2034	220	227
Structured Asset Securities Corp. Trust
2.612% due 10/28/2035	335	318
5.000% due 05/25/2035	7,907	8,082
5.750% due 02/25/2035	22,750	23,418
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	28	29
Suntrust Adjustable Rate Mortgage Loan Trust
2.644% due 01/25/2037 ^	11,071	10,672
2.668% due 02/25/2037 ^	1,328	1,162
2.778% due 04/25/2037 ^	1,735	1,486
2.970% due 10/25/2037	1,934	1,806
Suntrust Alternative Loan Trust
0.805% due 12/25/2035 ^	11,818	9,237
5.750% due 12/25/2035 ^	7,769	7,023
6.000% due 04/25/2036	2,219	1,790
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	1,031	682
5.970% due 09/25/2036	5,583	1,167
6.015% due 07/25/2037	1,986	1,534
6.500% due 07/25/2036	6,778	3,949
Thornburg Mortgage Securities Trust
0.735% due 12/25/2044	2,944	2,734
0.855% due 12/25/2033	1,782	1,797
1.405% due 06/25/2047	44,427	40,258
1.455% due 03/25/2037	31,504	29,071
2.082% due 10/25/2043	746	735
2.248% due 09/25/2047 ^	100,574	90,324
2.456% due 09/25/2037	12,988	12,927
4.911% due 10/25/2046	254,624	260,789
5.404% due 07/25/2036	176,836	178,403
5.750% due 06/25/2047	51,607	46,880

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UBS-Barclays Commercial Mortgage Trust
1.266% due 03/10/2046 (a)	$588	$40
Wachovia Bank Commercial Mortgage Trust
0.234% due 06/15/2020	1,458	1,451
0.329% due 06/15/2049	159,222	156,932
5.118% due 07/15/2042	90	92
5.215% due 01/15/2041	69	69
5.342% due 12/15/2043	119,950	129,417
5.416% due 01/15/2045	16,615	17,434
5.509% due 04/15/2047	62,108	66,487
5.559% due 10/15/2048	152,697	164,271
5.928% due 06/15/2049	546	554
5.933% due 06/15/2049	49,121	53,196
6.140% due 02/15/2051	19,987	21,579
Wachovia Mortgage Loan Trust LLC
2.465% due 03/20/2037 ^	5,122	4,955
2.514% due 10/20/2035	139	142
2.535% due 08/20/2035	13,637	13,391
2.626% due 08/20/2035	11,122	10,213
5.442% due 10/20/2035	2,028	2,032
WaMu Mortgage Pass-Through Certificates Trust
0.375% due 07/25/2046 ^	38	3
0.385% due 04/25/2045	4,874	4,683
0.415% due 11/25/2045	27,425	25,985
0.425% due 12/25/2045	1,246	1,200
0.435% due 11/25/2045	27,923	25,030
0.445% due 07/25/2045	547	526
0.445% due 10/25/2045	53,903	51,878
0.445% due 12/25/2045	23,943	22,757
0.465% due 01/25/2045	1,740	1,673
0.475% due 01/25/2045	4,495	4,358
0.475% due 07/25/2045	276	265
0.485% due 01/25/2045	6,388	5,990
0.515% due 11/25/2034	4,922	4,790
0.525% due 11/25/2034	1,681	1,626
0.565% due 11/25/2045	577	524
0.565% due 12/25/2045	508	468
0.575% due 06/25/2044	3,527	3,285
0.645% due 11/25/2034	816	765
0.815% due 03/25/2047	30,316	24,297
0.817% due 02/25/2047	12,247	10,170
0.855% due 01/25/2047	15,407	12,987
0.865% due 06/25/2047	9,672	8,494
0.875% due 04/25/2047	20,916	19,032
0.885% due 05/25/2047	24,430	21,250
0.925% due 12/25/2046	27,883	26,606
0.925% due 07/25/2047	16,203	14,192
0.935% due 12/25/2046	14,936	12,505
1.055% due 05/25/2046	19,011	18,009
1.095% due 06/25/2046	33,061	32,114
1.115% due 02/25/2046	3,439	3,289
1.115% due 08/25/2046	347	308
1.315% due 11/25/2042	591	581
1.515% due 06/25/2042	1,297	1,264
1.515% due 08/25/2042	539	524
1.831% due 01/25/2037 ^	8,085	7,022
1.926% due 02/27/2034	6,095	6,051
1.926% due 07/25/2047 ^	6,520	4,870
1.941% due 04/25/2037	5,410	4,742
2.042% due 11/25/2036	56	50
2.049% due 12/25/2036 ^	5,194	4,596
2.056% due 06/25/2037	36,456	31,841
2.100% due 05/25/2037	258	220
2.143% due 03/25/2033	31	31
2.176% due 05/25/2046	1,600	1,380
2.176% due 07/25/2046	1,538	1,407
2.176% due 08/25/2046	922	872
2.176% due 09/25/2046	10,879	10,256
2.176% due 10/25/2046	18,983	17,900
2.176% due 11/25/2046	4,045	3,749
2.176% due 12/25/2046	13,050	12,742
2.187% due 02/25/2037 ^	13,843	11,671
2.203% due 12/25/2036 ^	18,855	17,138
2.226% due 09/25/2036 ^	12,757	11,694
2.239% due 08/25/2046	7,220	6,367
2.258% due 08/25/2036 ^	22,778	20,100
2.309% due 02/25/2037 ^	18,425	16,045
2.328% due 10/25/2035	2,223	2,174

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.332% due 03/25/2036	$20,887	$19,584
2.357% due 03/25/2037	62,002	59,376
2.359% due 12/25/2035	34,082	33,066
2.364% due 08/25/2035	19,170	19,246
2.364% due 12/25/2035	20,227	19,712
2.372% due 04/25/2035	14,953	14,797
2.375% due 02/25/2037 ^	31,684	28,161
2.376% due 06/25/2034	58	59
2.381% due 05/25/2035	77,690	78,009
2.398% due 09/25/2035	36,504	34,844
2.406% due 03/25/2034	1,218	1,226
2.406% due 03/25/2035	4,490	4,497
2.407% due 09/25/2033	1,709	1,779
2.414% due 08/25/2034	679	685
2.439% due 12/25/2035	4,693	4,503
2.442% due 09/25/2033	213	217
2.443% due 06/25/2033	5,371	5,468
2.503% due 01/25/2033	257	262
2.843% due 05/25/2037 ^	10,779	9,005
3.965% due 03/25/2036	29,352	27,414
4.070% due 12/25/2036 ^	23,885	22,074
4.396% due 08/25/2036 ^	9,507	8,715
4.531% due 04/25/2037	2,813	2,652
4.579% due 02/25/2037	1,064	987
4.607% due 08/25/2036 ^	15,343	14,233
4.620% due 01/25/2036 ^	12,097	11,415
4.623% due 07/25/2037 ^	768	725
5.225% due 08/25/2035	2,453	2,371
5.884% due 08/25/2046 ^	19,500	17,969
6.000% due 07/25/2034	1,222	1,298
Washington Mutual Alternative Mortgage Pass-Through Certificates
6.000% due 04/25/2036	3,012	2,512
Washington Mutual Mortgage Loan Trust
1.314% due 05/25/2041	64	64
Washington Mutual Mortgage Pass-Through Certificates Trust
0.315% due 02/25/2037	27,320	19,274
0.395% due 01/25/2047 ^	8,661	6,103
0.605% due 04/25/2035	18,927	15,049
0.835% due 12/25/2046	38,988	28,056
0.885% due 04/25/2047 ^	451	75
1.085% due 05/25/2046	7,618	5,913
1.770% due 02/25/2031	1	1
2.027% due 02/25/2033	29	29
2.225% due 05/25/2033	134	134
2.353% due 01/25/2035	543	546
2.399% due 06/25/2033	6,532	6,593
4.780% due 09/25/2036	5,112	3,048
5.500% due 07/25/2035	9,100	8,795
5.500% due 11/25/2035	1,791	1,691
5.500% due 06/25/2037 ^	3,593	3,415
6.000% due 06/25/2037 ^	32,119	27,716
6.268% due 07/25/2036	1,838	1,038
6.449% due 07/25/2036	3,140	1,772
Wells Fargo Alternative Loan Trust
2.590% due 07/25/2037	3,488	2,977
6.250% due 11/25/2037 ^	7,386	7,043
Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046	400	428
4.393% due 11/15/2043	300	324
Wells Fargo Mortgage-Backed Securities Trust
0.655% due 07/25/2037	2,873	2,450
2.482% due 12/25/2033	1,835	1,841
2.490% due 06/25/2033	596	605
2.494% due 09/25/2036 ^	5,809	5,467
2.597% due 08/25/2033	359	369
2.600% due 06/25/2035	636	642
2.603% due 03/25/2036	11,259	11,026
2.606% due 10/25/2035	15,092	15,193
2.609% due 06/25/2034	5,304	5,406
2.609% due 05/25/2035	3,641	3,658
2.609% due 10/25/2035	23,222	22,792
2.610% due 04/25/2036 ^	57	56
2.610% due 07/25/2036 ^	1,674	1,542
2.611% due 10/25/2036 ^	12,085	11,715
2.612% due 02/25/2034	3,284	3,356
2.612% due 12/25/2034	1,414	1,437
2.612% due 04/25/2036	311	312

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.612% due 07/25/2036 ^	$39,883	$39,151
2.613% due 11/25/2034	233	235
2.613% due 03/25/2035	1,256	1,241
2.614% due 03/25/2035	5,981	6,014
2.614% due 06/25/2035	5,767	5,841
2.615% due 09/25/2033	220	224
2.615% due 07/25/2034	40	40
2.615% due 11/25/2034	1,347	1,377
2.615% due 12/25/2034	30	30
2.615% due 01/25/2035	13,511	13,435
2.615% due 06/25/2035	1,976	1,987
2.615% due 03/25/2036	122,566	122,450
2.615% due 04/25/2036	19,174	18,594
2.619% due 12/25/2033	230	233
2.629% due 03/25/2036	5,727	5,514
5.000% due 03/25/2036	2,658	2,679
5.004% due 05/25/2035	459	450
5.016% due 03/25/2036	24,662	24,841
5.212% due 10/25/2035	27,491	27,478
5.250% due 01/25/2034	978	1,021
5.250% due 10/25/2035	3,299	3,455
5.358% due 03/25/2036	348	349
5.500% due 11/25/2035	398	412
5.500% due 01/25/2036	6,164	5,992
5.500% due 02/25/2037 ^	1,688	1,546
5.594% due 04/25/2036	17,508	16,994
5.680% due 04/25/2037	9,929	9,837
5.750% due 03/25/2036	6,852	6,987
5.750% due 02/25/2037	958	912
5.750% due 04/25/2037	6,458	6,396
6.000% due 06/25/2036 ^	7,873	7,810
6.000% due 08/25/2036	13,796	14,082
6.000% due 03/25/2037 ^	5,403	5,313
6.000% due 04/25/2037	4,438	4,335
6.000% due 04/25/2037 ^	2,337	2,283
6.000% due 07/25/2037	29,045	28,606
6.000% due 07/25/2037 ^	9,632	9,574
6.000% due 08/25/2037	21,519	21,516
6.250% due 07/25/2037	481	464
Wells Fargo-RBS Commercial Mortgage Trust
3.667% due 11/15/2044	201	211

Total Mortgage-Backed Securities (Cost $12,676,868)		13,742,976

ASSET-BACKED SECURITIES 3.5%
Aames Mortgage Investment Trust
0.935% due 10/25/2035	3,100	2,461
ACA CLO Ltd.
0.484% due 07/25/2018	13,944	13,945
0.484% due 01/20/2021	4,716	4,706
Academic Loan Funding Trust
0.955% due 12/27/2022	21,295	21,439
Access Group, Inc.
1.534% due 10/27/2025	41,195	41,455
Accredited Mortgage Loan Trust
0.285% due 02/25/2037	2,735	2,612
0.415% due 09/25/2036	43,957	37,067
0.475% due 12/25/2035	2,517	2,362
1.025% due 01/25/2035	2,531	2,442
4.330% due 06/25/2033	3,670	3,328
4.980% due 10/25/2033	2,527	2,489
ACE Securities Corp.
0.215% due 10/25/2036	23	9
0.265% due 12/25/2036	7,450	3,430
0.295% due 07/25/2036	11,538	8,175
0.305% due 04/25/2036	12,582	11,327
0.315% due 08/25/2036 ^	5,912	2,667
0.355% due 12/25/2036	28,722	13,402
0.375% due 08/25/2036 ^	7,597	3,469
0.455% due 02/25/2036	15,400	13,674
0.595% due 11/25/2035	12,800	10,241
0.705% due 12/25/2045	5,800	3,754
0.775% due 02/25/2036 ^	3,900	3,188
0.805% due 07/25/2035	2,718	2,339
0.835% due 09/25/2035	8,900	7,226

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.855% due 08/25/2045		$6,539	$6,349
1.130% due 11/25/2033		3,406	3,202
1.130% due 12/25/2034		1,880	1,840
1.955% due 10/25/2032		3,676	3,603
Aegis Asset-Backed Securities Trust
0.585% due 12/25/2035		3,300	2,258
0.635% due 06/25/2035		3,500	2,393
1.155% due 03/25/2035 ^		9,500	8,482
AFC Home Equity Loan Trust
0.865% due 12/22/2027		2	2
Ally Auto Receivables Trust
0.590% due 01/17/2017		379	380
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.605% due 03/25/2035		1,689	1,688
0.625% due 11/25/2035		4,500	3,607
0.760% due 11/25/2034		506	505
0.845% due 04/25/2034		432	429
0.935% due 05/25/2034		3,786	3,480
1.025% due 07/25/2034		541	484
3.530% due 11/25/2032		6,500	6,393
4.924% due 05/25/2034		686	547
5.444% due 11/25/2035		5,694	5,680
Amortizing Residential Collateral Trust
0.695% due 06/25/2032		221	206
0.735% due 07/25/2032		97	90
0.855% due 10/25/2031		130	118
1.190% due 07/25/2032		162	157
1.280% due 08/25/2032		352	315
Aquilae CLO PLC
0.546% due 01/17/2023	EUR	11,880	14,967
Argent Securities Trust
0.265% due 09/25/2036		$5,689	2,357
0.305% due 06/25/2036		24,129	9,346
0.305% due 07/25/2036		9,088	4,035
0.305% due 09/25/2036		29,107	12,105
0.345% due 03/25/2036		8,382	4,606
0.395% due 07/25/2036		8,330	3,743
0.425% due 05/25/2036		30,686	13,140
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.355% due 10/25/2035		400	400
0.475% due 01/25/2036		17,402	11,951
1.280% due 11/25/2034		3,522	3,062
2.180% due 05/25/2034		1,172	1,070
Asset-Backed Funding Certificates Trust
0.315% due 01/25/2037		31,629	20,051
0.375% due 01/25/2037		14,686	9,391
0.465% due 12/25/2034		869	862
0.855% due 06/25/2034		1,839	1,732
1.015% due 12/25/2030		1,285	1,270
1.205% due 03/25/2034		5,922	4,669
1.250% due 05/25/2032		1,052	992
Asset-Backed Securities Corp. Home Equity Loan Trust
0.235% due 05/25/2037		304	192
0.385% due 11/25/2036		7,500	4,564
0.605% due 11/25/2035		5,800	5,110
0.705% due 09/25/2034		824	825
0.915% due 10/25/2034		1	1
0.965% due 06/25/2034		15,236	14,379
1.205% due 12/25/2034		9,479	8,933
1.504% due 04/15/2033		391	385
3.155% due 08/15/2033		1,112	1,033
Avoca CLO Ltd.
0.648% due 10/15/2023	EUR	6,899	8,606
Avoca CLO PLC
0.438% due 09/15/2021		13,903	17,482
Bear Stearns Asset-Backed Securities Trust
0.225% due 12/25/2036		$576	578
0.265% due 11/25/2036		3,968	3,802
0.265% due 02/25/2037		11,189	10,585
0.305% due 06/25/2036		8,548	8,158
0.305% due 01/25/2037		2,203	2,192
0.315% due 01/25/2037		23,619	21,901
0.325% due 05/25/2036 ^		6,732	5,826
0.325% due 10/25/2036		14,234	13,591
0.325% due 12/25/2036		6,676	5,246

20	See Accompanying Notes

September 30, 2014

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.325% due 01/25/2037		$15,514	$13,180
0.335% due 04/25/2036		9,112	9,036
0.335% due 06/25/2047		9,776	9,468
0.345% due 05/25/2037		6,379	5,725
0.345% due 01/25/2047		1,161	1,159
0.355% due 12/25/2036		21,167	19,955
0.355% due 04/25/2037		23,994	21,412
0.395% due 06/25/2047		7,500	6,382
0.435% due 02/25/2036		52	52
0.435% due 04/25/2036		6,724	6,310
0.475% due 01/25/2047		7,600	6,897
0.505% due 04/25/2037		10,799	4,943
0.555% due 11/25/2034		2,850	2,469
0.555% due 09/25/2046		4,871	4,205
0.605% due 12/25/2042		418	411
0.795% due 12/25/2034		6	6
0.805% due 08/25/2035		6,939	6,579
0.815% due 10/25/2032		2,778	2,661
0.825% due 06/25/2035		14,000	11,359
0.855% due 11/25/2035		2,732	2,305
0.905% due 09/25/2035		6,793	6,527
0.955% due 10/27/2032		967	925
1.155% due 10/25/2037		468	440
1.155% due 11/25/2042		301	289
1.405% due 08/25/2037		15,805	14,548
2.518% due 10/25/2036		1,634	1,241
2.814% due 07/25/2036		177	169
2.841% due 06/25/2043		1,002	1,010
2.971% due 10/25/2036		209	206
5.500% due 01/25/2034		58	60
5.750% due 11/25/2034		5,101	5,073
Berica Asset-Backed Security SRL
0.382% due 12/31/2055	EUR	38,527	48,369
BNC Mortgage Loan Trust
0.255% due 05/25/2037		$433	415
0.285% due 07/25/2037		6,209	5,715
Bumper S.A.
1.258% due 02/23/2023	EUR	93	118
Carlyle High Yield Partners Ltd.
0.449% due 04/19/2022		$3,188	3,140
Carrington Mortgage Loan Trust
0.215% due 01/25/2037		1,705	1,343
0.255% due 06/25/2037		448	443
0.315% due 10/25/2036		8,043	4,766
0.395% due 06/25/2036		16,000	10,630
0.405% due 10/25/2036		9,422	5,647
0.415% due 02/25/2037		53,326	38,336
0.475% due 10/25/2035		1,550	1,547
0.535% due 12/25/2035 ^		20,950	20,269
0.615% due 06/25/2035		3,800	3,568
CDC Mortgage Capital Trust
0.950% due 07/25/2034		4,137	3,674
Centex Home Equity Loan Trust
5.590% due 10/25/2035		9	9
Chase Funding Trust
0.715% due 02/25/2033		47	44
0.795% due 08/25/2032		687	632
0.815% due 11/25/2032		20	19
0.895% due 10/25/2032		275	261
1.055% due 02/25/2032		3,758	3,618
4.499% due 11/25/2034		2	2
CIT Group Home Equity Loan Trust
1.205% due 09/25/2030		3,303	2,886
3.930% due 03/20/2032		376	387
CIT Mortgage Loan Trust
1.405% due 10/25/2037		374	375
Citibank Omni Master Trust
4.900% due 11/15/2018		255,130	256,583
Citigroup Mortgage Loan Trust, Inc.
0.215% due 07/25/2045		5,376	4,758
0.225% due 05/25/2037		4,209	3,610
0.295% due 12/25/2036		7,951	7,105
0.305% due 10/25/2036		1,331	1,330

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.315% due 09/25/2036	$6,673	$4,759
0.325% due 05/25/2037	16,000	14,119
0.325% due 07/25/2045	16,200	9,725
0.355% due 05/25/2037	8,000	4,662
0.405% due 08/25/2036	24,500	16,213
0.415% due 09/25/2036	5,082	3,367
0.415% due 01/25/2037	6,000	4,968
0.415% due 07/25/2045	7,742	4,709
0.425% due 05/25/2037	17,700	11,704
0.465% due 12/25/2035	13,210	12,331
0.555% due 11/25/2046	24,828	21,231
0.605% due 11/25/2045	4,532	4,063
0.645% due 09/25/2035	11,100	8,339
0.775% due 05/25/2035	3,900	3,074
1.130% due 11/25/2034	16,341	15,406
5.700% due 05/25/2036 ^	4,200	2,870
5.764% due 01/25/2037	1,798	1,275
ColumbusNova CLO Ltd.
0.481% due 05/16/2019	1,851	1,843
Commercial Industrial Finance Corp.
0.493% due 05/10/2021	7,039	6,953
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	65	66
6.681% due 12/01/2033	66	66
7.490% due 07/01/2031	527	590
Conseco Financial Corp.
6.240% due 12/01/2028	202	210
6.870% due 04/01/2030	383	408
7.140% due 01/15/2029	18	19
7.240% due 06/15/2028	16	16
7.290% due 03/15/2028	53	53
Countrywide Asset-Backed Certificates
0.275% due 06/25/2047	16,144	15,907
0.285% due 06/25/2047	539	538
0.305% due 01/25/2037	11,578	10,992
0.305% due 02/25/2037	22,408	20,342
0.305% due 05/25/2037	52,876	45,932
0.305% due 01/25/2045	14,089	13,860
0.305% due 06/25/2047	60,713	48,989
0.315% due 01/25/2034	4,239	3,666
0.315% due 03/25/2037	12,168	10,760
0.315% due 01/25/2046	5,320	4,665
0.315% due 09/25/2046	7,376	6,046
0.325% due 05/25/2037	60,966	54,430
0.325% due 06/25/2047	26,228	23,406
0.335% due 08/25/2036	819	803
0.335% due 09/25/2036	2,902	2,837
0.335% due 06/25/2047	2,250	1,990
0.345% due 06/25/2036	9,595	9,382
0.345% due 06/25/2047	11,700	10,041
0.375% due 06/25/2037	11,000	5,486
0.375% due 09/25/2037	7,100	5,483
0.375% due 09/25/2047	64,600	49,159
0.385% due 10/25/2047	17,600	14,417
0.395% due 03/25/2037	13,549	5,787
0.405% due 04/25/2036	10,378	10,087
0.405% due 01/25/2046	4,400	2,630
0.445% due 06/25/2036	13,440	10,988
0.445% due 07/25/2036	7,400	6,184
0.445% due 08/25/2036	12,797	10,832
0.455% due 06/25/2036	9,400	7,796
0.455% due 07/25/2036	10,000	8,942
0.465% due 09/25/2037	7,200	2,759
0.495% due 04/25/2036	10,159	9,321
0.495% due 12/25/2036 ^	69	41
0.505% due 05/25/2036	31,587	30,537
0.525% due 11/25/2033	1	1
0.540% due 11/25/2035	6,644	6,336
0.555% due 08/25/2034	853	797
0.595% due 04/25/2036	4,500	3,536
0.605% due 04/25/2036	7,600	6,175
0.615% due 11/25/2035	127	126
0.615% due 05/25/2036	11,800	9,649
0.635% due 12/25/2031	314	245
0.645% due 10/25/2035	4,328	4,291
0.645% due 02/25/2036	10,400	9,349

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.655% due 08/25/2047		$25,447	$25,047
0.685% due 05/25/2035		1,432	1,432
0.685% due 02/25/2036		4,800	3,985
0.695% due 01/25/2036		3,568	3,431
0.715% due 12/25/2035		3,000	2,792
0.735% due 11/25/2035		2,600	2,329
0.755% due 07/25/2035		22,800	21,670
0.755% due 08/25/2035		4,557	4,499
0.805% due 07/25/2035		1,000	896
0.855% due 11/25/2035		2,000	1,605
0.895% due 05/25/2032		22	21
0.895% due 12/25/2034		3,649	3,504
0.935% due 11/25/2034		2,652	2,635
0.955% due 08/25/2047		21,500	18,553
1.055% due 11/25/2034		914	910
1.055% due 04/25/2035		3,500	2,758
1.130% due 11/25/2034		5,387	4,724
2.555% due 01/25/2034		19,814	14,820
4.603% due 04/25/2036		2,379	2,400
4.693% due 10/25/2035		7,516	7,501
4.740% due 10/25/2035		924	922
5.046% due 02/25/2036		11,000	10,255
5.103% due 05/25/2035		3,500	3,448
5.220% due 07/25/2036		15,418	14,532
5.251% due 12/25/2034		2,100	2,059
5.278% due 10/25/2046 ^		38,433	34,452
5.693% due 04/25/2047 ^		9,930	7,898
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032		932	877
0.855% due 07/25/2032		54	45
0.895% due 08/25/2032		2,042	1,797
1.805% due 05/25/2043		1,555	1,475
Credit-Based Asset Servicing and Securitization LLC
0.215% due 11/25/2036		155	88
0.225% due 01/25/2037 ^		39	18
0.276% due 07/25/2037		576	382
0.305% due 11/25/2036		14,940	8,611
0.405% due 07/25/2036		10,000	6,931
0.405% due 04/25/2037		1,568	1,109
0.725% due 07/25/2036		5,576	4,984
1.255% due 04/25/2032		268	259
4.139% due 03/25/2037 ^		7,475	4,752
4.295% due 08/25/2035		33	34
6.280% due 05/25/2035		1,793	1,798
Delta Funding Home Equity Loan Trust
0.974% due 09/15/2029		210	194
Denver Arena Trust
6.940% due 11/15/2019		637	645
Dryden Leveraged Loan CDO
0.568% due 01/25/2022	EUR	1,706	2,153
Educational Funding Co. LLC
0.484% due 10/25/2029		$7,419	7,013
Educational Services of America, Inc.
1.084% due 07/25/2023		28,292	28,617
EFS Volunteer LLC
1.084% due 10/26/2026		17,899	18,009
EMC Mortgage Loan Trust
0.605% due 12/25/2042		1,683	1,596
0.605% due 05/25/2043		513	490
0.895% due 05/25/2040		42	38
EquiFirst Mortgage Loan Trust
0.905% due 01/25/2034		34	30
Equity One Mortgage Pass-Through Trust
0.715% due 11/25/2032		3,730	3,535
FAB CBO BV
0.584% due 12/31/2078	EUR	3,632	4,445
FAB U.S. Ltd.
1.140% due 12/06/2045	GBP	22,011	32,529
Fieldstone Mortgage Investment Trust
0.315% due 11/25/2036		$15,132	8,895
Finance America Mortgage Loan Trust
1.055% due 08/25/2034		1,464	1,404
First Alliance Mortgage Loan Trust
0.914% due 03/20/2031		55	51
First Franklin Mortgage Loan Trust
0.295% due 09/25/2036		5,252	4,738
0.315% due 04/25/2036		8,204	6,783
0.395% due 04/25/2036		7,400	4,889
0.395% due 08/25/2036		8,700	6,130
0.395% due 10/25/2036		8,700	6,291

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.415% due 11/25/2036		$2,691	$2,661
0.585% due 05/25/2035		1,032	1,028
0.605% due 11/25/2036		6,700	5,551
0.625% due 07/25/2035		825	794
0.635% due 12/25/2035		19,600	18,810
0.645% due 07/25/2035		2,000	1,671
0.890% due 12/25/2034		20,472	19,510
1.055% due 03/25/2034		5,114	4,741
1.355% due 01/25/2035		2,690	2,198
1.580% due 10/25/2034		2,181	1,725
First NLC Trust
0.225% due 08/25/2037		1,422	794
0.295% due 08/25/2037		4,497	2,536
0.425% due 02/25/2036		13,144	12,845
0.435% due 08/25/2037		2,546	1,464
0.615% due 05/25/2035		2,112	1,802
Ford Credit Auto Owner Trust
0.180% due 07/15/2015		244	244
Fraser Sullivan CLO Ltd.
0.494% due 03/15/2020		4,165	4,157
Fremont Home Loan Trust
0.215% due 01/25/2037		45	22
0.255% due 08/25/2036		508	231
0.285% due 11/25/2036		57,592	28,427
0.305% due 10/25/2036		8,410	4,463
0.305% due 01/25/2037		19,900	10,036
0.315% due 08/25/2036		10,407	4,792
0.325% due 02/25/2036		24,773	21,642
0.325% due 02/25/2037		76,482	45,890
0.395% due 02/25/2037		28,906	17,331
0.405% due 05/25/2036		15,540	9,332
0.425% due 02/25/2036		5,400	3,369
0.425% due 04/25/2036		3,100	1,952
0.485% due 01/25/2036		18,955	14,461
0.645% due 07/25/2035		1,500	1,327
1.085% due 07/25/2034		1,472	1,396
1.220% due 06/25/2035		6,100	5,294
GE-WMC Mortgage Securities Trust
0.195% due 08/25/2036		12	6
GMAC Mortgage Corp. Home Equity Loan Trust
6.827% due 09/25/2037		79	84
7.000% due 09/25/2037		51	51
Greenpoint Manufactured Housing
7.270% due 06/15/2029		454	458
8.300% due 10/15/2026		500	539
8.450% due 06/20/2031		28,383	27,715
Grosvenor Place CLO BV
0.398% due 03/28/2023	EUR	14,397	18,184
GSAA Home Equity Trust
0.275% due 04/25/2047		$9,207	7,184
0.325% due 09/25/2036		4,825	2,714
0.385% due 03/25/2036		12,306	11,016
0.455% due 03/25/2037		4,424	2,727
0.455% due 05/25/2047		717	516
0.525% due 06/25/2035		7,194	6,905
0.605% due 08/25/2037		10,732	9,660
5.008% due 06/25/2034		42	44
5.492% due 03/25/2036		16,205	11,725
5.995% due 03/25/2046 ^		20,797	16,191
GSAMP Trust
0.225% due 12/25/2036		318	174
0.245% due 01/25/2037		5,359	3,339
0.255% due 12/25/2046		25,619	15,163
0.275% due 12/25/2036		9,350	5,250
0.305% due 06/25/2036		9,804	8,790
0.305% due 08/25/2036		30,789	23,532
0.305% due 12/25/2046		23,092	13,759
0.315% due 05/25/2046		2,353	2,032
0.315% due 10/25/2046		2,211	2,166
0.335% due 11/25/2035		581	104
0.385% due 12/25/2046		3,921	2,361
0.385% due 03/25/2047		10,726	7,224
0.395% due 06/25/2036		7,828	4,912
0.395% due 08/25/2036		3,676	2,843
0.425% due 04/25/2036		5,500	3,420
0.525% due 03/25/2047		2,000	1,218
0.675% due 01/25/2045		1,988	1,887
0.890% due 09/25/2035 ^		19,420	17,702
1.005% due 02/25/2047		53,623	50,836

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.160% due 06/25/2035		$3,018	$2,952
1.205% due 06/25/2034		1,686	1,641
1.405% due 03/25/2034		5,550	5,194
1.475% due 12/25/2034		2,082	1,538
1.805% due 10/25/2034		1,541	1,351
Halcyon Structured Asset Management European CLO BV
0.548% due 01/25/2023	EUR	10,079	12,683
Halcyon Structured Asset Management Long/Short Ltd.
0.462% due 08/07/2021		$58,534	58,387
Home Equity Asset Trust
0.325% due 08/25/2036		4,006	3,941
0.340% due 07/25/2037		6,660	6,294
0.645% due 12/25/2035		12,200	10,894
0.755% due 11/25/2032		154	137
1.250% due 05/25/2035		3,300	2,702
Home Equity Loan Trust
0.495% due 04/25/2037		10,429	6,367
HSBC Home Equity Loan Trust
0.304% due 03/20/2036		6,155	6,121
0.314% due 01/20/2036		3,884	3,870
HSI Asset Loan Obligation Trust
0.215% due 12/25/2036		147	69
5.436% due 12/25/2036		21,169	13,516
HSI Asset Securitization Corp. Trust
0.205% due 10/25/2036		286	160
0.265% due 12/25/2036		800	393
0.325% due 12/25/2036		7,285	3,593
0.335% due 04/25/2037		54,858	40,553
0.545% due 11/25/2035		5,339	3,820
Hyde Park CDO BV
0.583% due 06/14/2022	EUR	5,896	7,418
ICE EM CLO
0.681% due 08/15/2022		$28,821	28,751
IMC Home Equity Loan Trust
5.418% due 07/25/2026		39	37
7.310% due 11/20/2028		34	34
7.520% due 08/20/2028		38	38
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.295% due 11/25/2036		3,535	2,887
0.315% due 11/25/2036		8,500	5,298
0.355% due 07/25/2037		32,927	20,259
0.365% due 04/25/2037		6,600	4,438
0.395% due 11/25/2036		35,326	21,347
0.395% due 04/25/2047		15,000	8,678
0.405% due 03/25/2036		9,498	9,270
1.015% due 10/25/2033		1,000	945
IXIS Real Estate Capital Trust
0.495% due 02/25/2036		219	215
0.575% due 02/25/2036		9,828	8,226
JPMorgan Mortgage Acquisition Corp.
0.345% due 05/25/2035		369	364
0.395% due 12/25/2035		45	45
0.595% due 09/25/2035		9,718	8,813
JPMorgan Mortgage Acquisition Trust
0.215% due 03/25/2047		701	683
0.235% due 08/25/2036		364	181
0.265% due 08/25/2036		65	36
0.305% due 07/25/2036		26,637	13,732
0.305% due 08/25/2036		518	490
0.315% due 01/25/2036		3,900	3,444
0.315% due 05/25/2036		11,616	11,260
0.315% due 07/25/2036 ^		9,465	5,117
0.315% due 01/25/2037		20,672	20,199
0.315% due 05/25/2037		3,600	3,246
0.325% due 04/25/2036		19,032	18,287
0.345% due 03/25/2047		25,812	14,078
0.395% due 08/25/2036		3,000	2,450
0.415% due 07/25/2036		8,800	6,358
0.415% due 03/25/2037		5,600	4,299
0.415% due 05/25/2037		10,900	8,456
0.425% due 04/25/2036		6,700	5,753
6.337% due 08/25/2036 ^		3,412	2,446
Jubilee CDO BV
0.397% due 09/20/2022	EUR	7,137	8,986
0.516% due 07/30/2024		6,399	7,965
0.818% due 10/15/2019		1,972	2,490

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
L.A. Arena Funding LLC
7.656% due 12/15/2026		$153	$171
L2L Education Loan Trust
0.384% due 07/15/2025		887	885
LCM Ltd.
0.463% due 03/21/2019		6,207	6,196
Lehman ABS Mortgage Loan Trust
0.245% due 06/25/2037		10,686	6,871
0.355% due 06/25/2037		5,768	3,770
Lehman XS Trust
0.325% due 10/25/2036		15,909	13,555
0.325% due 01/25/2037		11,656	9,821
0.435% due 08/25/2035		29	28
5.420% due 11/25/2035		1,286	1,292
Limerock CLO
0.443% due 04/24/2023		16,196	16,005
Long Beach Mortgage Loan Trust
0.535% due 08/25/2045		6,000	5,615
0.715% due 10/25/2034		5,246	4,809
0.980% due 06/25/2035		1,543	1,534
1.085% due 04/25/2035		6,000	5,777
1.205% due 06/25/2035		8,900	7,071
1.430% due 02/25/2035		4,500	3,520
Madison Park Funding Ltd.
1.481% due 04/22/2022		100,000	99,849
Magi Funding PLC
0.677% due 04/11/2021	EUR	22,985	28,970
Marathon CLO Ltd.
0.503% due 12/20/2019		$784	784
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		4,718	4,761
MASTR Asset-Backed Securities Trust
0.205% due 01/25/2037		145	58
0.305% due 08/25/2036		7,399	4,008
0.335% due 02/25/2036		11,417	6,771
0.385% due 02/25/2036		4,585	4,563
0.395% due 03/25/2036		10,700	5,969
0.395% due 06/25/2036		4,533	2,588
0.395% due 10/25/2036		5,034	3,172
0.455% due 05/25/2037		21,248	19,940
0.655% due 10/25/2035		14,604	10,219
5.471% due 11/25/2035		2,352	2,332
5.719% due 02/25/2036		5,260	5,233
MASTR Specialized Loan Trust
0.555% due 07/25/2034		170	169
0.905% due 11/25/2035		3,600	2,750
Merrill Lynch First Franklin Mortgage Loan Trust
0.325% due 04/25/2037		4,484	2,656
Merrill Lynch Mortgage Investors Trust
0.215% due 11/25/2037		2,615	1,313
0.225% due 04/25/2047		18,705	10,755
0.265% due 03/25/2037		3,665	3,227
0.265% due 08/25/2037		15,467	8,977
0.275% due 02/25/2037		1,432	680
0.305% due 08/25/2037		64,772	37,864
0.305% due 11/25/2037		18,626	9,508
0.325% due 07/25/2037		7,878	4,167
0.395% due 08/25/2037		3,239	1,923
0.415% due 03/25/2037		75,100	45,787
0.415% due 04/25/2037		4,000	2,119
0.445% due 08/25/2036		10,700	10,260
0.475% due 03/25/2037		5,424	3,339
0.605% due 02/25/2047		30,496	19,516
0.635% due 05/25/2036		4,800	4,328
MESA Trust
0.955% due 12/25/2031		1,079	987
Mid-State Capital Corp. Trust
6.005% due 08/15/2037		380	400
Mid-State Trust
7.340% due 07/01/2035		703	759
7.791% due 03/15/2038		2,847	2,832
8.330% due 04/01/2030		1,172	1,189
Morgan Stanley ABS Capital, Inc. Trust
0.205% due 07/25/2036		330	160
0.215% due 12/25/2036		4,343	2,387
0.215% due 05/25/2037		2,900	1,970
0.225% due 10/25/2036		2,469	1,519
0.245% due 01/25/2037		9,084	5,558
0.255% due 11/25/2036		2,506	1,659
0.265% due 03/25/2037		10,055	5,875

22	See Accompanying Notes

September 30, 2014

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.295% due 10/25/2036	43,437	26,997
0.295% due 11/25/2036	6,666	4,760
0.295% due 05/25/2037	8,584	6,212
0.305% due 06/25/2036	13,140	9,902
0.305% due 09/25/2036	22,810	13,166
0.305% due 10/25/2036	20,800	14,440
0.305% due 11/25/2036	27,721	18,478
0.305% due 12/25/2036	3,502	1,943
0.315% due 04/25/2036	3,942	3,856
0.315% due 09/25/2036	5,944	3,807
0.335% due 03/25/2037	6,815	4,015
0.355% due 02/25/2037	3,322	2,155
0.375% due 10/25/2036	3,724	2,340
0.385% due 09/25/2036	4,440	2,878
0.385% due 10/25/2036	2,500	1,754
0.385% due 02/25/2037	15,077	8,119
0.405% due 08/25/2036	25,200	16,697
0.405% due 03/25/2037	47,976	28,505
0.405% due 05/25/2037	5,196	3,610
0.465% due 12/25/2035	11,114	10,065
0.495% due 03/25/2037	4,998	3,001
0.515% due 02/25/2037	12,149	6,676
0.585% due 09/25/2035	3,000	2,614
0.615% due 06/25/2034	59	59
0.645% due 07/25/2035	4,000	3,243
0.895% due 01/25/2034	106	103
0.955% due 07/25/2037	5,571	5,308
1.010% due 03/25/2034	6,532	6,227
1.055% due 05/25/2034	15,291	14,521
1.085% due 11/25/2034	9,800	9,180
1.085% due 03/25/2035	4,000	3,810
1.100% due 06/25/2034	3,333	3,152
1.155% due 03/25/2033	1,711	1,637
1.175% due 08/25/2034	316	300
1.205% due 04/25/2035	4,200	3,173
Morgan Stanley Dean Witter Capital, Inc. Trust
1.430% due 09/25/2032	2,996	2,961
1.505% due 02/25/2033	1,811	1,732
Morgan Stanley Home Equity Loan Trust
0.315% due 04/25/2036	3,740	2,718
0.385% due 04/25/2037	18,729	12,228
0.505% due 04/25/2037	11,494	7,619
Morgan Stanley IXIS Real Estate Capital Trust
0.205% due 11/25/2036	8	5
0.265% due 11/25/2036	170	98
Morgan Stanley Mortgage Loan Trust
0.225% due 01/25/2047	8	8
0.235% due 11/25/2036	5,186	2,478
0.275% due 04/25/2037	9,029	5,073
0.385% due 02/25/2037	984	583
0.515% due 04/25/2037	4,375	2,512
5.577% due 10/25/2046 ^	4,072	2,395
5.726% due 10/25/2036 ^	1,984	1,291
5.750% due 11/25/2036 ^	2,529	1,372
5.750% due 04/25/2037 ^	1,221	935
6.000% due 07/25/2047 ^	1,226	1,001
Motor PLC
0.635% due 08/25/2021	193,900	194,206
National Collegiate Student Loan Trust
0.415% due 02/26/2029	5,000	4,619
0.425% due 03/26/2029	23,500	21,479
Nationstar Home Equity Loan Trust
0.335% due 04/25/2037	4,213	4,037
Nelnet Student Loan Trust
0.934% due 07/25/2018	1,697	1,697
1.164% due 10/25/2019	5,000	5,022
New Century Home Equity Loan Trust
0.435% due 10/25/2035	5,494	5,421
0.830% due 03/25/2035	3,500	3,331
1.040% due 05/25/2034	2,367	2,244
3.155% due 01/25/2033	5,727	4,991
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	332	333
Nomura Home Equity Loan, Inc.
0.485% due 10/25/2036	29,261	12,440
0.555% due 02/25/2037	2,777	1,238
0.645% due 05/25/2035	5,200	4,856
6.032% due 10/25/2036	3,784	2,148
NovaStar Mortgage Funding Trust
0.255% due 01/25/2037	5,644	2,749

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.275% due 11/25/2036		$1,873	$871
0.305% due 06/25/2036		4,255	2,977
0.305% due 09/25/2036		25,104	14,441
0.305% due 03/25/2037		6,238	3,405
0.325% due 11/25/2036		13,590	6,379
0.335% due 03/25/2037		5,164	2,831
0.365% due 01/25/2037		25,389	12,571
0.405% due 10/25/2036		8,113	4,223
0.865% due 12/25/2033		972	934
0.980% due 06/25/2034		100	95
2.030% due 03/25/2035		9,200	8,166
NYLIM Flatiron CLO Ltd.
0.454% due 08/08/2020		5,947	5,931
Oak Hill Credit Partners Ltd.
0.481% due 05/17/2021		22	22
OneMain Financial Issuance Trust
2.430% due 06/18/2024		37,100	37,099
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.455% due 02/25/2035		158	159
0.505% due 02/25/2035		73	74
0.535% due 12/25/2035		32,107	27,362
0.625% due 02/25/2035		5,000	4,971
Option One Mortgage Loan Trust
0.295% due 01/25/2037		34,798	20,518
0.325% due 05/25/2037		5,149	3,166
0.335% due 04/25/2037		9,850	5,954
0.375% due 01/25/2037		14,353	8,539
0.395% due 04/25/2037		4,784	2,670
0.405% due 03/25/2037		2,190	1,278
0.405% due 07/25/2037		4,941	2,984
0.485% due 04/25/2037		3,784	2,314
0.665% due 08/25/2035		4,500	3,478
Option One Mortgage Loan Trust Asset-Backed Certificates
0.515% due 01/25/2036		6,600	4,439
0.615% due 11/25/2035		8,500	6,350
Ownit Mortgage Loan Trust
0.305% due 05/25/2037		26,588	17,662
Palisades CDO Ltd.
0.592% due 07/22/2039		17,135	16,528
Panhandle-Plains Higher Education Authority, Inc.
1.365% due 10/01/2035		23,536	23,896
Park Place Securities, Inc.
0.415% due 09/25/2035		156	155
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.645% due 09/25/2035		10,700	8,732
0.655% due 07/25/2035		4,745	4,692
0.705% due 03/25/2035		8,000	7,740
0.905% due 03/25/2035		7,800	6,283
1.130% due 10/25/2034		10,700	10,604
1.955% due 12/25/2034		7,369	6,184
Penta CLO S.A.
0.614% due 06/04/2024	EUR	58,970	74,041
People’s Choice Home Loan Securities Trust
0.875% due 05/25/2035 ^		$3,100	2,830
1.100% due 05/25/2035 ^		7,000	4,278
1.505% due 01/25/2035		6,500	5,277
People’s Financial Realty Mortgage Securities Trust
0.295% due 09/25/2036		25,253	10,302
Popular ABS Mortgage Pass-Through Trust
0.245% due 06/25/2047 ^		5,692	5,515
0.365% due 01/25/2037		7,000	5,343
0.785% due 06/25/2035		3,676	3,186
Primus CLO Ltd.
0.466% due 07/15/2021		163,977	161,157
RAAC Trust
0.425% due 05/25/2036		2,078	1,858
0.455% due 06/25/2044		4,974	4,372
0.495% due 02/25/2036		3,600	3,219
0.505% due 11/25/2046		16,495	14,611
0.555% due 06/25/2047		5,402	5,048
1.355% due 09/25/2047		7,418	7,323
1.655% due 09/25/2047		10,900	8,926
Race Point CLO Ltd.
0.494% due 04/15/2020		22,983	22,933
Renaissance Home Equity Loan Trust
0.515% due 11/25/2034		412	350
0.655% due 12/25/2033		216	211
0.855% due 08/25/2032		104	95

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.035% due 08/25/2033		$101	$96
5.565% due 02/25/2036		9	9
Residential Asset Mortgage Products Trust
0.325% due 05/25/2036		955	946
0.325% due 07/25/2036		8,544	8,368
0.345% due 02/25/2036		10,094	9,866
0.375% due 10/25/2034		3,006	2,750
0.385% due 01/25/2036		2,123	2,054
0.435% due 09/25/2036		5,700	4,421
0.435% due 05/25/2037		16,981	14,578
0.445% due 02/25/2036		4,650	3,948
0.455% due 03/25/2036		34,000	27,449
0.455% due 05/25/2036		5,676	4,377
0.475% due 01/25/2036		17,200	12,580
0.545% due 02/25/2036		3,023	2,766
0.615% due 10/25/2035		2,400	1,926
0.635% due 04/25/2035		1,500	1,389
0.665% due 06/25/2035		4,090	4,000
2.075% due 11/25/2034		6,880	6,144
2.705% due 12/25/2034		2,000	1,687
5.072% due 04/25/2034		735	754
Residential Asset Securities Corp. Trust
0.285% due 11/25/2036		18,819	15,709
0.305% due 08/25/2036		2,589	2,388
0.305% due 09/25/2036		3,140	3,057
0.305% due 01/25/2037		13,571	12,785
0.315% due 06/25/2036		2,117	2,034
0.315% due 07/25/2036		3,299	3,179
0.315% due 11/25/2036		28,864	24,746
0.325% due 11/25/2036		7,380	6,537
0.335% due 04/25/2036		4,847	4,539
0.335% due 04/25/2037		10,050	10,011
0.355% due 02/25/2036		1,625	1,605
0.395% due 10/25/2036		3,000	2,344
0.405% due 01/25/2036		7	7
0.405% due 08/25/2036		23,900	20,115
0.405% due 04/25/2037		14,000	12,325
0.425% due 07/25/2036		12,000	6,334
0.425% due 05/25/2037		4,300	3,881
0.435% due 04/25/2036		4,200	3,482
0.445% due 03/25/2036		3,309	3,273
0.555% due 12/25/2035		5,700	5,195
0.565% due 01/25/2036		3,160	2,754
0.575% due 12/25/2035		7,500	6,188
0.595% due 11/25/2035		6,840	6,031
0.595% due 01/25/2036		5,535	5,154
0.625% due 09/25/2035		3,000	2,320
0.655% due 07/25/2032 ^		4	3
0.735% due 06/25/2033		2,129	1,906
0.745% due 09/25/2035		5,000	4,469
0.980% due 07/25/2034		1,766	1,587
1.040% due 01/25/2034		10,437	9,367
1.250% due 03/25/2035		3,622	2,980
1.280% due 02/25/2035		1,056	876
Residential Mortgage Loan Trust
1.655% due 09/25/2029		12	12
RMF Euro CDO PLC
0.431% due 09/11/2022	EUR	4,758	5,998
SACO, Inc.
0.575% due 03/25/2036		$84	121
0.655% due 12/25/2035		82	78
Salomon Brothers Mortgage Securities, Inc.
0.715% due 09/25/2028		585	555
Saxon Asset Securities Trust
0.325% due 10/25/2046		24,383	20,342
0.845% due 05/25/2035		4,316	4,088
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036 ^		319	120
0.245% due 07/25/2036		5,011	2,483
0.285% due 05/25/2037 ^		1,045	759
0.295% due 07/25/2036		35,775	27,055
0.315% due 07/25/2036		3,675	1,844
0.395% due 07/25/2036		4,725	2,400
0.405% due 03/25/2036		15,310	9,019
0.405% due 05/25/2036		8,419	5,071
0.425% due 03/25/2036		7,253	5,846
0.860% due 04/25/2035		245	242
1.115% due 01/25/2036 ^		8,478	6,799

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SG Mortgage Securities Trust
0.305% due 10/25/2036		$20,988	$11,253
SLC Student Loan Trust
1.134% due 06/15/2021		4,300	4,384
SLM Private Credit Student Loan Trust
0.474% due 12/16/2041		12,000	10,701
SLM Private Education Loan Trust
1.004% due 02/15/2022		25,532	25,661
1.554% due 12/15/2023		12,824	12,914
2.404% due 06/16/2042		18,000	19,256
2.804% due 12/16/2019		30,016	30,520
3.200% due 05/16/2044		3,570	3,699
3.404% due 05/16/2044		38,959	41,418
SLM Student Loan Trust
0.234% due 07/25/2017		2,517	2,512
0.324% due 10/25/2022		639	638
0.344% due 12/15/2023	EUR	110	137
0.354% due 09/15/2021		1,867	2,356
0.354% due 06/17/2024		22,639	28,139
0.364% due 01/25/2019		$2,280	2,278
0.374% due 03/15/2017		30	30
0.384% due 01/25/2021		11,566	11,565
0.404% due 04/27/2020		5,452	5,447
0.564% due 01/25/2022		12,000	11,906
0.634% due 04/25/2023		14,013	14,028
0.734% due 10/25/2017		63,198	63,462
0.784% due 10/25/2017		41	41
0.884% due 04/25/2019		700	705
0.984% due 01/25/2019		40,000	40,298
1.134% due 07/25/2023		700	713
1.334% due 07/25/2023		5,000	5,138
1.434% due 12/15/2033		24,672	25,154
1.534% due 01/25/2018		1,204	1,211
1.734% due 04/25/2023		604,309	626,879
1.934% due 07/25/2023		3,075	3,212
Soundview Home Loan Trust
0.215% due 11/25/2036		1,273	518
0.235% due 06/25/2037		334	202
0.265% due 01/25/2037		64	44
0.315% due 11/25/2036		13,867	10,897
0.315% due 01/25/2037		6,184	4,270
0.335% due 05/25/2036		4,879	4,568
0.335% due 02/25/2037		11,138	5,575
0.335% due 08/25/2037		4,000	2,721
0.365% due 06/25/2037		27,166	16,380
0.395% due 07/25/2036		13,400	8,182
0.405% due 08/25/2037		3,828	2,616
0.415% due 02/25/2037		14,372	7,280
0.435% due 05/25/2036		5,000	4,256
0.435% due 06/25/2037		22,610	13,707
0.455% due 11/25/2035		4	4
0.980% due 06/25/2035		5,205	4,674
South Carolina Student Loan Corp.
0.784% due 03/01/2018		222	222
0.984% due 03/02/2020		700	705
1.234% due 09/03/2024		600	611
Specialty Underwriting & Residential Finance Trust
0.255% due 11/25/2037		1,252	884
0.455% due 12/25/2036		9,514	7,455
0.505% due 09/25/2036		3,957	3,890
0.505% due 03/25/2037		5,598	3,107
0.655% due 06/25/2036		1,795	1,748
0.805% due 12/25/2035		5,290	4,909
0.835% due 01/25/2034		23	20
4.700% due 02/25/2037		8,794	5,136
Stone Tower CLO Ltd.
0.463% due 04/17/2021		4,381	4,336
Structured Asset Investment Loan Trust
0.305% due 06/25/2036		3,835	3,231
0.305% due 09/25/2036		46,725	37,694
0.315% due 05/25/2036		8,821	6,595
0.455% due 01/25/2036		6,526	5,032
0.515% due 10/25/2035		6,149	6,049
0.855% due 04/25/2033		1,990	1,931
1.055% due 01/25/2035		32,888	32,518
1.055% due 05/25/2035		9,400	7,711
1.085% due 09/25/2034		681	602
1.085% due 01/25/2035		46,787	39,128
1.130% due 01/25/2035		10,188	3,777

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.155% due 09/25/2034		$450	$440
1.280% due 01/25/2035		3,957	424
1.355% due 01/25/2033		307	301
1.535% due 04/25/2033		1,522	1,348
1.730% due 01/25/2035		4,313	233
1.880% due 01/25/2035 ^		5,422	105
Structured Asset Securities Corp.
5.180% due 10/25/2034		2,037	2,158
Structured Asset Securities Corp. Mortgage Loan Trust
0.255% due 01/25/2037		1,491	1,488
0.265% due 01/25/2037		3,859	3,793
0.295% due 05/25/2047		9,438	9,078
0.315% due 03/25/2036		223	215
0.325% due 12/25/2036		28,703	23,816
0.335% due 01/25/2037		3,966	2,036
0.405% due 09/25/2036		4,500	3,594
0.455% due 06/25/2035		3,419	2,989
0.525% due 04/25/2036		6,436	5,512
0.655% due 11/25/2037		22,200	16,915
1.055% due 08/25/2037		9,009	8,414
1.155% due 08/25/2037		29,270	27,512
1.655% due 04/25/2035		13,899	13,548
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.735% due 01/25/2033		3,442	3,219
5.410% due 06/25/2033		62	62
Structured Asset Securities Corp. Trust
0.615% due 09/25/2035		7,900	5,462
Symphony CLO Ltd.
0.474% due 05/15/2019		81,082	80,491
Synchrony Credit Card Master Note Trust
3.690% due 03/15/2018		27,500	27,901
Triaxx Prime CDO Ltd.
0.417% due 10/02/2039		137,605	116,208
Trimaran CLO Ltd.
0.490% due 11/01/2018		1,786	1,784
Wachovia Loan Trust
0.515% due 05/25/2035		1,335	1,278
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036		2,270	1,170
Wells Fargo Home Equity Asset-Backed Securities Trust
0.385% due 05/25/2036		10,530	10,249
Wood Street CLO BV
0.433% due 03/29/2021	EUR	14,490	18,260

Total Asset-Backed Securities (Cost $6,305,053)			6,864,377

SOVEREIGN ISSUES 15.8%
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	6,000	6,285
3.875% due 04/07/2015	EUR	35,750	45,745
3.875% due 09/15/2015		6,585	8,509
4.300% due 11/15/2016		4,750	6,356
4.750% due 06/04/2018		40,886	56,867
4.900% due 09/15/2021		3,200	4,550
4.950% due 02/11/2020		4,950	7,009
Autonomous Community of Valencia
3.250% due 07/06/2015		3,413	4,390
4.000% due 11/02/2016		5,900	7,890
4.375% due 07/16/2015		64,317	83,592
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$76,900	79,015
4.125% due 09/15/2017	EUR	37,800	50,484
6.369% due 06/16/2018		$10,000	11,000
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2015	BRL	856,250	340,422
0.000% due 04/01/2015		6,925,173	2,680,647
0.000% due 07/01/2015		7,940,530	2,988,591
0.000% due 10/01/2015		530,000	193,420
0.000% due 01/01/2017		803,700	252,211
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,199,749	862,374
Canada Housing Trust
2.400% due 12/15/2022	CAD	700	624
China Government International Bond
3.320% due 06/12/2015	CNY	25,250	4,099
Colombia Government International Bond
8.250% due 12/22/2014		$10,000	10,158
Export-Import Bank of Korea
2.033% due 03/21/2015		184,600	185,682
4.125% due 09/09/2015		27,200	28,090

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.125% due 06/29/2020		$17,500	$19,679
5.875% due 01/14/2015		40,760	41,355
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017	EUR	887,100	1,137,791
2.150% due 11/12/2017 (e)		17,016	22,447
2.250% due 05/15/2016		1,961,900	2,553,631
2.250% due 04/22/2017 (e)		39,727	52,272
2.550% due 10/22/2016 (e)		80,555	105,967
2.750% due 12/01/2015		1,245,000	1,618,278
3.000% due 11/01/2015		209,800	272,761
3.750% due 08/01/2015		151,800	197,284
3.750% due 04/15/2016 (i)		705,600	937,627
3.750% due 08/01/2016		759,600	1,018,273
4.500% due 07/15/2015		596,800	779,251
4.750% due 09/15/2016		289,400	396,222
4.750% due 05/01/2017		481,700	674,260
4.750% due 06/01/2017		169,700	238,012
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		558,100	702,107
Italy Certificati di Credito Del Tesoro
0.000% due 04/29/2016		276,900	347,605
Junta de Castilla y Leon
6.270% due 02/19/2018		5,250	7,832
Korea Housing Finance Corp.
4.125% due 12/15/2015		$96,300	99,798
Korea Land & Housing Corp.
1.875% due 08/02/2017		50,000	50,144
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	888,135	70,745
4.000% due 11/08/2046 (e)		3,960,005	319,839
9.500% due 12/18/2014		7,704,000	582,036
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	1,213	1,196
New Zealand Government Bond
2.000% due 09/20/2025 (e)	NZD	25,698	19,391
Province of Ontario
1.000% due 07/22/2016		$78,500	78,909
1.600% due 09/21/2016		8,200	8,333
1.650% due 09/27/2019		85,700	83,968
3.000% due 07/16/2018		17,500	18,351
3.150% due 06/02/2022	CAD	105,550	97,253
4.000% due 10/07/2019		$23,855	26,007
4.000% due 06/02/2021	CAD	543,800	530,602
4.200% due 03/08/2018		2,800	2,709
4.200% due 06/02/2020		394,000	388,058
4.300% due 03/08/2017		35,600	33,961
4.400% due 06/02/2019		56,175	55,440
4.400% due 04/14/2020		$18,900	20,977
5.500% due 06/02/2018	CAD	71,100	71,816
Province of Quebec
2.750% due 08/25/2021		$81,800	82,549
3.500% due 07/29/2020		11,900	12,689
3.500% due 12/01/2022	CAD	68,053	63,850
4.250% due 12/01/2021		372,700	368,483
4.500% due 12/01/2020		773,800	774,690
4.625% due 05/14/2018		$1,000	1,108
Qatar Government International Bond
4.000% due 01/20/2015		65,200	65,900
Republic of Germany
0.750% due 04/15/2018 (e)	EUR	3,282	4,359
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	6,830,000	59,786
4.500% due 07/03/2017		5,920,000	53,307
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	400	546
Spain Government International Bond
2.100% due 04/30/2017		549,400	723,296
3.150% due 01/31/2016		538,300	706,382
3.250% due 04/30/2016		754,000	997,243
3.300% due 07/30/2016		1,603,400	2,136,661
3.750% due 10/31/2015		1,483,400	1,945,293
4.250% due 10/31/2016		386,000	527,194
4.500% due 01/31/2018		270,900	386,070
5.500% due 07/30/2017		265,000	381,748
Xunta de Galicia
5.763% due 04/03/2017		24,900	35,322

24	See Accompanying Notes

September 30, 2014

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.131% due 04/03/2018	EUR	30,920	$45,974
6.964% due 12/28/2017		10,400	15,681

Total Sovereign Issues (Cost $33,450,827)			30,988,328

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (f)		146,918	176,706
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		8,712,560	0
6.250% due 07/14/2033 (c)		475,440	0

			0

Total Convertible Preferred Securities (Cost $169,038)			176,706

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.875% due 10/30/2040		100,000	2,692
GMAC Capital Trust
8.125% due 02/15/2040		384,549	10,233
Navient LLC CPI Linked Security
4.072% due 03/15/2017		4,700	116

			13,041

INDUSTRIALS 0.0%
CoBank ACB
6.250% due 10/01/2022 (f)		40,000	4,222

Total Preferred Securities (Cost $17,191)			17,263

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bilbao Vizcaya Argentaria S.A.
0.976% due 05/16/2016		$500	502
0.983% due 10/23/2015		194,750	194,760
1.078% due 05/16/2016		155,000	155,557
Banco do Brasil S.A.
1.211% due 06/29/2015		160,000	160,039
Bank of Nova Scotia
0.000% due 02/10/2015	CAD	500	445
0.371% due 10/02/2015		$261,300	261,313
Barclays Bank PLC
0.536% due 05/01/2015		65,200	65,198
BNP Paribas
0.505% due 04/01/2015		750,000	750,019
Credit Agricole Corporate and Investment Bank
0.565% due 11/30/2015		1,000,000	999,998
Credit Suisse
0.444% due 01/12/2015		3,700	3,701
0.465% due 03/17/2015		151,200	151,202
0.475% due 03/31/2015		100,000	100,002
Intesa Sanpaolo SpA
1.614% due 04/11/2016		11,200	11,302
1.650% due 04/07/2015		249,600	250,840
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		390,750	390,300
1.151% due 06/04/2015		339,000	339,008
1.190% due 06/26/2015		223,000	223,022
Rabobank Group
0.285% due 06/12/2015		11,900	11,900
Royal Bank of Canada
1.370% due 05/07/2015	CAD	413,100	369,081
Sumitomo Mitsui Banking Corp.
0.554% due 04/29/2016		$100,000	100,007
0.609% due 05/02/2017		315,300	315,339

			4,853,535

COMMERCIAL PAPER 0.3%
ENI Finance USA, Inc.
0.530% due 05/15/2015		500	499
0.626% due 02/17/2015		300	300

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Ford Motor Credit Co.
0.630% due 10/06/2014		$2,100	$2,100
Glencore Funding LLC
0.495% due 10/06/2014		3,300	3,300
0.625% due 10/08/2014		1,300	1,300
Macquarie Bank Ltd.
(0.198%) due 05/01/2015		400	400
Mohawk Industries, Inc.
0.445% due 10/01/2014		2,300	2,300
0.545% due 11/13/2014		500	500
NiSource Finance Corp.
0.445% due 10/10/2014		400	400
Tesco Treasury Services PLC
1.024% due 08/18/2015		107,500	106,704
Vodafone Group PLC
0.435% due 04/01/2015		700	699
0.455% due 06/01/2015		1,000	997
0.485% due 06/01/2015		300	299
0.493% due 04/01/2015		2,600	2,595
0.510% due 06/01/2015		125,000	124,615
0.520% due 06/01/2015		35,000	34,892
0.520% due 06/02/2015		50,000	49,845
0.600% due 06/29/2015		154,600	154,039

			485,784

REPURCHASE AGREEMENTS (h) 0.1%			105,400

SHORT-TERM NOTES 0.1%
American Honda Finance Corp.
0.233% due 06/04/2015		1,000	1,000
Fosse Master Issuer PLC
0.274% due 04/18/2015		50,000	50,040
Pacific Gas & Electric Co.
0.433% due 05/11/2015		39,400	39,427

			90,467

GREECE TREASURY BILLS 0.5%
2.114% due 10/10/2014 - 12/19/2014 (d)	EUR	728,810	918,816

MEXICO TREASURY BILLS 1.8%
3.241% due 10/30/2014 - 04/01/2015 (d)	MXN	48,195,164	3,555,582

SLOVENIA TREASURY BILLS 0.0%
0.508% due 02/12/2015	EUR	100	126

U.S. TREASURY BILLS 0.0%
0.040% due 03/05/2015 - 04/02/2015 (d)(i)		$19,340	19,338

Total Short-Term Instruments (Cost $10,193,426)			10,029,048

Total Investments in Securities (Cost $172,976,557)			174,026,487

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 16.6%

SHORT-TERM INSTRUMENTS 16.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.6%
PIMCO Short-Term Floating NAV Portfolio III	3,267,402,363	$32,644,617

Total Short-Term Instruments (Cost $32,644,847)		32,644,617

Total Investments in Affiliates (Cost $32,644,847)		32,644,617

Total Investments 105.4% (Cost $205,621,404)		$206,671,104
Financial Derivative Instruments (j)(l) 0.9% (Cost or Premiums, net $(465,039))		1,839,058
Other Assets and Liabilities, net (6.3%)		(12,342,765)

Net Assets 100.0%		$196,167,397

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$273,979	0.14%
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	60,206	68,419	0.04%
Intercapital PLC	1.950%	06/28/2015	08/19/2014	6,000	5,850	0.00%
Navient LLC	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,090	2,108	0.00%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	15,000	15,221	0.01%

				$357,596	$365,577	0.19%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.000%	09/30/2014	10/01/2014	$2,700	U.S. Treasury Notes 2.125% due 06/30/2021	$(2,751)	$2,700	$2,700
BOS	0.000%	09/30/2014	10/01/2014	27,600	U.S. Treasury Notes 2.125% due 09/30/2021	(28,129)	27,600	27,600
DEU	0.000%	09/30/2014	10/01/2014	5,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(5,079)	5,000	5,000
FOB	0.000%	09/30/2014	10/01/2014	8,800	U.S. Treasury Notes 0.375% due 03/31/2016	(8,984)	8,800	8,800
JPS	0.000%	09/30/2014	10/01/2014	3,000	Freddie Mac 4.750% due 11/17/2015	(3,070)	3,000	3,000
NMO	0.000%	09/30/2014	10/01/2014	25,000	U.S. Treasury Bills 0.005% due 12/18/2014	(25,509)	25,000	25,000
RDR	0.000%	09/30/2014	10/01/2014	17,400	U.S. Treasury Notes 2.000% due 02/28/2021	(17,742)	17,400	17,400
SAL	0.000%	09/30/2014	10/01/2014	15,900	U.S. Treasury Notes 0.750% due 02/28/2018	(16,236)	15,900	15,900

Total Repurchase Agreements						$(107,500)	$105,400	$105,400

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
CFR	(0.500%)	07/21/2014	12/31/2014	GBP	(656)	$(1,062)
DEU	0.050%	09/30/2014	10/01/2014		$(567,000)	(567,000)
JPS	(0.020%)	09/29/2014	10/06/2014		(247,813)	(247,812)
MSC	0.250%	09/30/2014	10/20/2014		(40,052)	(40,052)
	0.250%	10/01/2014	10/20/2014		(27,652)	(27,652)
	0.280%	09/30/2014	10/10/2014		(109,947)	(109,948)

Total Reverse Repurchase Agreements						$(993,526)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.041%	10/02/2014	10/16/2014	EUR	(534,634)	$(664,335)

Total Sale-Buyback Transactions						$(664,335)

(2)	The average amount of borrowings while outstanding during the period ended September 30, 2014 was $1,564,078 at a weighted average interest rate of (0.218%).
(3)	Payable for sale-buyback transactions includes $896 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
BCY	Fannie Mae	5.000%	10/01/2044	$98,000	$(107,800)	$(108,183)
	Fannie Mae	5.500%	10/01/2044	36,000	(39,974)	(40,106)
DEU	Fannie Mae	3.000%	10/01/2029	125,000	(128,779)	(128,779)
	Fannie Mae	5.000%	10/01/2044	211,600	(232,826)	(233,586)
	Ginnie Mae	6.000%	10/01/2044	900	(1,011)	(1,015)
FOB	Fannie Mae	4.000%	11/01/2044	613,000	(642,932)	(644,177)
	Fannie Mae	5.000%	10/01/2044	67,000	(73,763)	(73,962)

26	See Accompanying Notes

September 30, 2014

(Unaudited)

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
GSC	Fannie Mae	3.000%	10/01/2029	$150,000	$(154,535)	$(154,535)
	Fannie Mae	5.000%	10/01/2044	150,500	(165,641)	(166,138)
	Fannie Mae	5.500%	10/01/2044	37,000	(41,041)	(41,220)

Total Short Sales					$(1,588,302)	$(1,591,701)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of September 30, 2014:

(i)	Securities with an aggregate market value of $1,677,012 have been pledged as collateral under the terms of the following master agreements as of September 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$2,700	$0	$0	$0	$2,700	$(2,751)	$(51)
BOS	27,600	0	0	0	27,600	(28,129)	(529)
CFR	0	(1,062)	0	0	(1,062)	1,060	(2)
DEU	5,000	(567,000)	0	0	(562,000)	561,873	(127)
FOB	8,800	0	0	0	8,800	(8,984)	(184)
JPS	3,000	(247,812)	0	0	(244,812)	242,458	(2,354)
MSC	0	(177,652)	0	0	(177,652)	182,308	4,656
NMO	25,000	0	0	0	25,000	(25,509)	(509)
RDR	17,400	0	0	0	17,400	(17,742)	(342)
SAL	15,900	0	0	0	15,900	(16,236)	(336)
Master Securities Forward Transaction Agreement
BCY	0	0	0	(148,289)	(148,289)	770	(147,519)
BOA	0	0	0	0	0	1,000	1,000
BPS	0	0	(664,335)	0	(664,335)	664,418	83
DEU	0	0	0	(363,380)	(363,380)	1,010	(362,370)
FOB	0	0	0	(718,139)	(718,139)	8,879	(709,260)
GSC	0	0	0	(361,893)	(361,893)	3,850	(358,043)
JPS	0	0	0	0	0	(1,330)	(1,330)
MSC	0	0	0	0	0	(916)	(916)
NOM	0	0	0	0	0	388	388
SAL	0	0	0	0	0	(3,008)	(3,008)

Total Borrowings and Other Financing Transactions	$105,400	$(993,526)	$(664,335)	$(1,591,701)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	231,956	$(75,203)	$18	$(6,515)
90-Day Eurodollar June Futures	Long	06/2016	37,070	(22,230)	0	(2,194)
90-Day Eurodollar March Futures	Long	03/2016	184,987	(60,934)	0	(10,017)
90-Day Eurodollar September Futures	Long	09/2016	88,959	1,095	0	(4,483)
Call Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	5,820	(2,390)	147	0
Call Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December Futures	Short	11/2014	10,346	(3,147)	0	(915)
Canada Government 10-Year Bond December Futures	Short	12/2014	6,030	(309)	1,992	(2,100)
Euro-BTP Italy Government Bond December Futures	Long	12/2014	3,311	(145)	2	(147)
Euro-Bund 10-Year Bond December Futures	Short	12/2014	7,000	(2,101)	0	(2,299)
Put Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond December Futures	Short	11/2014	10,346	2,774	392	0
Put Options Strike @ EUR 150.000 on Euro-Bund 10-Year Bond November Futures	Short	10/2014	5,820	1,643	0	(661)
U.S. Treasury 10-Year Note December Futures	Long	12/2014	266,287	(142,425)	0	(33,286)
U.S. Treasury 30-Year Bond December Futures	Long	12/2014	78,465	(76,352)	0	(31,876)
United Kingdom Long Gilt December Futures	Short	12/2014	5,000	(2,276)	0	(2,594)

Total Futures Contracts				$(382,000)	$2,551	$(97,087)

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

							Variation Margin
Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.498%	$65,000	$1,421	$140	$0	$(54)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

						Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-21 5-Year Index	5.000%	12/20/2018	$22,077	$1,537	$1,537	$134	$0
CDX.HY-22 5-Year Index	5.000%	06/20/2019	606,573	36,991	(8,097)	3,694	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	921,800	15,022	(3,559)	1,051	0
CDX.IG-22 10-Year Index	1.000%	06/20/2024	404,800	(3,002)	(4,433)	869	0

				$50,548	$(14,552)	$5,748	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017		$4,473,200	$(53,846)	$(48,574)	$0	$(942)
Pay	3-Month USD-LIBOR	1.750%	06/15/2017		9,354,000	(25,541)	(26,531)	0	(1,331)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		13,185,200	94,469	(17,077)	0	(1,540)
Pay	3-Month USD-LIBOR	4.000%	06/19/2024		3,800,000	91,341	50,645	0	(3,820)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		1,850,000	83,733	23,026	0	(1,893)
Receive	3-Month USD-LIBOR	2.550%	09/04/2024		212,500	1,484	2,339	297	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,312,700	(706,283)	228,503	19,702	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		7,889,100	637,745	12,625	43,402	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		3,512,600	(244,391)	(459,215)	21,038	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	6,168,300	14,272	90	191	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		750,100	657	(106)	52	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		9,228,000	18,020	(2,184)	648	0
Pay	28-Day MXN-TIIE	5.000%	06/11/2018		24,700	5	0	3	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		418,700	645	5	51	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		5,321,000	8,824	(960)	857	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		5,238,000	3,292	448	913	0
Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,000,000	1,858	(350)	211	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		86,100	191	(7)	18	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021		207,400	735	(43)	44	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		3,685,400	(4,474)	1,915	1,593	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		6,277,000	(2,737)	1,280	1,599	(559)
Pay	28-Day MXN-TIIE	6.040%	09/21/2021		1,446,500	605	605	605	0
Pay	28-Day MXN-TIIE	5.905%	09/22/2021		1,115,300	(227)	(227)	0	(227)
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		3,231,600	(9,774)	(841)	587	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		76,900	(135)	(38)	14	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022		1,098,000	(533)	(308)	205	0
Pay	28-Day MXN-TIIE	6.300%	04/26/2024		15,250,000	(3,669)	(5,648)	2,356	0
Pay	28-Day MXN-TIIE	7.000%	06/08/2034		400,000	(363)	(363)	48	0
Pay	28-Day MXN-TIIE	7.020%	06/08/2034		510,000	(369)	(369)	61	0

						$(94,466)	$(241,360)	$94,495	$(10,312)

Total Swap Agreements						$(42,497)	$(255,772)	$100,243	$(10,366)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2014:

(k)	Securities with an aggregate market value of $1,542,984 and cash of $441,173 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

28	See Accompanying Notes

September 30, 2014

(Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,693	$100,243	$102,936	$0	$(98,263)	$(10,366)	$(108,629)

(1)	Unsettled variation margin asset of $142 and liability of $(1,176) for closed futures is outstanding at period end.

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2014	CAD	85,894	$	78,287	$1,620	$0
	10/2014	EUR	38,771		50,499	1,529	0
	10/2014	MXN	10,029,967		760,348	14,324	0
	10/2014	$	65,643	JPY	7,170,000	0	(268)
	10/2014		150,000	MXN	1,967,000	0	(3,746)
	11/2014	JPY	94,604,000	$	865,233	2,457	0
	12/2014	MXN	735,019		55,177	711	0
	12/2014	$	7,651	MXN	100,543	0	(203)
	01/2015	MXN	1,478,484	$	112,668	3,309	0
	05/2015	CAD	359,764		327,758	8,164	0
	06/2015	EUR	750,000		1,026,173	76,664	0
	06/2015	$	377,217	EUR	285,641	0	(15,592)
	08/2015	EUR	96,600	$	129,190	6,782	0
	08/2015	JPY	20,610,832		203,100	14,437	0
	06/2016	EUR	1,795,000		2,458,723	159,931	0
	06/2016	$	140,340	EUR	103,913	0	(7,276)
	09/2016	EUR	500,000	$	655,000	12,572	0
BPS	10/2014	AUD	3,009		2,808	173	0
	10/2014	BRL	610,107		266,085	16,833	0
	10/2014	CAD	805,865		727,800	8,502	0
	10/2014	EUR	12,347		15,922	325	0
	10/2014	JPY	32,654,509		314,359	16,620	0
	10/2014	MXN	9,779,354		738,882	11,244	0
	10/2014	$	248,922	BRL	610,107	331	0
	10/2014		2,185,270	MXN	29,160,744	1,901	(18,401)
	11/2014	BRL	117,746	$	47,440	0	(238)
	11/2014	DKK	7,040		1,255	61	0
	11/2014	JPY	221,492		2,021	1	0
	11/2014	MXN	2,627,235		201,028	6,179	0
	11/2014	$	30,600	BRL	75,686	47	0
	12/2014	MXN	4,561,249	$	346,581	8,736	0
	12/2014	$	1,541,512	MXN	20,795,721	2,213	(2,854)
	01/2015	BRL	3,649	$	1,523	70	0
	01/2015	MXN	11,525		864	11	0
	02/2015		3,320,069		251,435	6,320	0
	04/2015	BRL	1,362,772		565,949	35,409	0
	04/2015	DKK	183,832		32,892	1,653	0
	04/2015	MXN	6,773,106		502,909	4,702	0
	06/2015	EUR	125,000		169,524	11,272	0
	06/2015	$	596,026	EUR	444,554	0	(33,216)
	07/2015	BRL	665,910	$	265,623	12,512	0
BRC	10/2014	EUR	64,442		84,909	3,515	0
	10/2014	GBP	1,116,534		1,850,244	40,174	0
	10/2014	JPY	76,769,461		737,862	37,890	0
	10/2014	$	1,922,657	GBP	1,184,330	0	(2,681)
	10/2014		644,996	JPY	70,600,861	0	(1,268)
	10/2014		57,115	TRY	125,756	0	(2,072)
	11/2014	EUR	4,140,000	$	5,318,004	87,059	0
	11/2014	GBP	1,183,254		1,920,362	2,679	0
	11/2014	JPY	235,953,161		2,152,441	1,257	(678)
	11/2014	$	6,405	CHF	6,128	16	0
	11/2014		9,035	GBP	5,516	0	(95)
	12/2014	MXN	1,090,129	$	82,687	1,943	0
	12/2014	$	65,113	MXN	863,829	1	(1,132)
	01/2015	BRL	496,351	$	207,072	9,377	0
	06/2015	$	808,562	EUR	603,446	0	(44,593)
	06/2016	EUR	540,000	$	741,254	49,412	0
CBK	10/2014	BRL	1,351,040		592,874	40,922	0
	10/2014	CAD	116,729		104,595	405	0
	10/2014	EUR	4,514,790		5,820,469	117,257	0
	10/2014	MXN	3,921,682		290,639	0	(1,074)
	10/2014	$	122,181	AUD	137,698	0	(1,620)
	10/2014		551,220	BRL	1,351,040	732	0
	10/2014		9,111	EUR	7,066	0	(185)
	10/2014		117,502	JPY	12,859,396	0	(252)
	10/2014		1,022,780	MXN	13,733,520	1,202	(1,504)
	11/2014	AUD	978,427	$	854,503	1,612	(1,772)

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	11/2014	JPY	12,859,396	$	117,527	$251	$0
	11/2014	$	18,771	EUR	14,790	0	(87)
	11/2014		21,507	GBP	13,274	6	0
	11/2014		1,831	JPY	200,611	0	(1)
	12/2014		115,415	MXN	1,520,527	0	(2,792)
	06/2015	EUR	500,000	$	683,670	50,664	0
	06/2015	$	6,620	EUR	5,004	0	(285)
	07/2015	BRL	495,801	$	200,380	11,927	0
	06/2016	$	337,675	EUR	250,000	0	(17,544)
DUB	10/2014	EUR	153,482	$	198,630	4,774	0
	10/2014	GBP	306,153		508,345	12,026	0
	10/2014	JPY	90,663,500		848,960	22,304	0
	10/2014	$	681,253	JPY	74,575,015	0	(1,290)
	11/2014	JPY	74,575,015	$	681,388	1,273	0
	11/2014	$	17,772	EUR	14,003	0	(81)
	12/2014	MXN	2,359,880	$	174,528	0	(265)
	06/2015	$	571,662	EUR	439,479	0	(15,276)
	07/2015	BRL	572,727	$	234,051	16,359	0
	08/2015	EUR	536,500		718,606	38,773	0
	02/2016		450,000		605,520	32,109	0
	06/2016		1,250,000		1,709,019	108,363	0
	06/2016	$	2,636	EUR	1,950	0	(139)
	09/2016	EUR	500,000	$	656,880	14,452	0
FBF	11/2014	JPY	10,452,392		95,343	19	0
	01/2015	BRL	9,819		4,152	241	0
	01/2015	$	2,236	BRL	5,277	0	(134)
	04/2015	BRL	823,214	$	337,878	17,393	0
	06/2015	EUR	500,000		682,925	49,919	0
	06/2015	$	574,559	EUR	428,617	0	(31,925)
	07/2015	BRL	2,673,775	$	1,087,202	70,905	0
	06/2016	EUR	500,000		685,010	44,748	0
GLM	10/2014	CAD	808,706		730,309	8,475	0
	10/2014	EUR	990,308		1,247,621	0	(3,365)
	10/2014	JPY	55,000		528	27	0
	10/2014	MXN	2,475,785		188,087	3,926	0
	10/2014	$	177,375	MXN	2,329,469	0	(4,170)
	11/2014	MXN	6,458,578	$	493,499	14,009	0
	11/2014	$	3,290	GBP	2,018	0	(19)
	12/2014	MXN	12,566,279	$	952,074	21,091	0
	12/2014	$	246,415	MXN	3,279,707	0	(3,492)
	01/2015	MXN	492,820	$	37,554	1,101	0
	04/2015	BRL	3,071,994		1,265,646	69,689	0
	06/2015	$	585,457	EUR	439,427	0	(29,137)
	07/2015	BRL	1,127,742	$	450,532	21,879	0
HUS	10/2014	EUR	2,000,000		2,593,614	67,156	0
	10/2014	GBP	7,893		12,778	0	(18)
	10/2014	$	2,810	GBP	1,691	0	(68)
	11/2014	AUD	179,283	$	156,158	0	(447)
	11/2014	JPY	520,108		4,744	1	0
	12/2014	$	7,791	MXN	103,301	0	(140)
	01/2015	BRL	493,706	$	208,271	11,630	0
	04/2015		335,863		136,375	5,620	0
	04/2015	DKK	133,079		23,812	1,197	0
	07/2015	BRL	123,565		50,089	3,122	0
	08/2015	JPY	4,703,399		46,126	3,073	0
JPM	10/2014	BRL	473,089		200,734	7,459	0
	10/2014	HKD	390,293		50,360	98	0
	10/2014	JPY	19,100,300		179,996	5,843	0
	10/2014	MXN	3,245,414		246,546	4,901	0
	10/2014	TRY	125,756		57,910	2,867	0
	10/2014	$	193,019	BRL	473,089	256	0
	10/2014		4,834	GBP	2,965	0	(27)
	10/2014		25,000	MXN	327,813	0	(626)
	11/2014	BRL	75,686	$	30,600	0	(47)
	11/2014	EUR	3,500,000		4,499,079	76,782	0
	11/2014	$	4,516	GBP	2,768	0	(30)
	12/2014		1,006	MXN	13,298	0	(21)
	01/2015	MXN	2,730,708	$	208,078	6,095	0
	01/2015	$	1,048	BRL	2,488	0	(57)
	02/2015	MXN	1,818,983	$	136,116	1,823	0
	04/2015	BRL	481,173		200,991	13,666	0
	06/2015	EUR	1,000,000		1,363,430	97,419	0
	06/2015	$	639,838	EUR	478,199	0	(34,433)
MSB	10/2014	BRL	1,559,046	$	640,060	3,891	(761)
	10/2014	JPY	30,946,028		297,671	15,510	0
	10/2014	$	652,794	BRL	1,559,046	0	(15,864)
	10/2014		377,152	EUR	296,786	0	(2,295)
	10/2014		391,775	GBP	240,796	0	(1,409)
	10/2014		1,506,615	JPY	164,748,330	0	(4,465)
	10/2014		50,000	MXN	655,700	0	(1,246)

30	See Accompanying Notes

September 30, 2014

(Unaudited)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	11/2014	BRL	1,559,046	$	647,031	$15,735	$0
	11/2014	EUR	296,786		377,229	2,293	0
	11/2014	GBP	240,795		391,672	1,417	0
	11/2014	JPY	164,748,330		1,506,946	4,462	0
	01/2015	BRL	356,250		153,583	11,690	0
	04/2015		247,732		101,567	5,123	0
NAB	06/2015	EUR	963,095		1,307,335	88,046	0
	08/2015	JPY	51,203,750		500,000	31,301	0
	06/2016	EUR	900,000		1,235,823	83,018	0
RBC	10/2014	CAD	1,000,000		907,051	14,473	0
	10/2014	MXN	5,304,650		403,405	8,585	0
	10/2014	$	1,285	GBP	798	8	0
	11/2014	JPY	2,127,134	$	19,402	3	0
	12/2014	MXN	11,172,165		848,438	20,628	0
	12/2014	$	20,986	MXN	275,764	0	(561)
	01/2015	MXN	3,943,197	$	300,440	8,772	0
	02/2015	$	444,487	MXN	5,939,185	0	(6,007)
	03/2015	MXN	9,996,492	$	747,598	11,362	0
SOG	10/2014	AUD	134,689		124,917	6,990	0
	12/2014	MXN	4,038,212		298,612	0	(492)
	12/2014	$	143,922	MXN	1,897,284	0	(3,393)
UAG	10/2014	BRL	1,653,467	$	693,108	18,161	(558)
	10/2014	CNY	5,908		953	0	(8)
	10/2014	EUR	115,396		151,746	5,995	0
	10/2014	JPY	93,085,930		895,040	46,296	0
	10/2014	NZD	26,265		21,845	1,341	0
	10/2014	$	695,757	BRL	1,653,467	0	(20,252)
	10/2014		78,405	EUR	61,302	0	(978)
	10/2014		20,769	NZD	26,265	0	(265)
	11/2014	BRL	1,180,378	$	490,761	12,797	0
	11/2014	EUR	61,302		78,421	977	0
	11/2014	NZD	26,265		20,702	265	0
	11/2014	$	47,440	BRL	117,745	238	0
	12/2014		146,159	MXN	1,940,531	0	(2,427)
	01/2015	BRL	496,474	$	208,165	10,422	0
	01/2015	$	419,002	BRL	992,234	0	(23,799)
	04/2015	BRL	602,424	$	249,709	15,180	0
	06/2015	CNY	25,241		4,062	13	0
	06/2015	$	152,082	EUR	115,396	0	(5,990)
	07/2015	BRL	2,281,011	$	932,170	65,162	0
	10/2015		530,000		203,729	7,290	0

Total Forward Foreign Currency Contracts						$2,306,223	$(377,406)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-22 5-Year Index	Sell	0.990%	10/15/2014		$178,000	$(564)	$(38)
	Call - OTC CDX.IG-22 5-Year Index	Buy	0.450%	12/17/2014		1,500,000	(475)	(133)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.750%	12/17/2014		1,500,000	(1,913)	(3,324)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		237,800	(279)	(326)
CBK	Put - OTC CDX.HY-22 5-Year Index	Sell	1.060%	12/17/2014		150,000	(1,901)	(3,067)
	Call - OTC CDX.HY-22 5-Year Index	Buy	1.100%	12/17/2014		150,000	(148)	(78)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014		359,000	(422)	(492)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		403,200	(822)	(356)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		201,600	(397)	(149)
GST	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.800%	11/19/2014	EUR	500,000	(675)	(565)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	11/19/2014		500,000	(483)	(395)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014		1,115,200	(3,220)	(1,627)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		607,600	(1,109)	(542)
JPM	Put - OTC CDX.HY-22 5-Year Index	Sell	1.060%	12/17/2014		$250,000	(3,267)	(5,111)
	Call - OTC CDX.HY-22 5-Year Index	Buy	1.100%	12/17/2014		250,000	(248)	(130)
	Call - OTC CDX.IG-22 5-Year Index	Buy	0.450%	12/17/2014		500,000	(175)	(44)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.750%	12/17/2014		500,000	(625)	(1,108)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		400,400	(901)	(442)

							$ (17,624)	$(17,927)

See Accompanying Notes	31

Schedule of Investments PIMCO Total Return Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	97.000	11/10/2014	$356,400	$(492)	$(13)
	Put - OTC USD versus JPY		80.000	02/18/2019	539,100	(29,960)	(15,452)
	Put - OTC USD versus JPY		80.000	02/28/2019	175,000	(9,471)	(5,082)
BPS	Call - OTC USD versus BRL	BRL	2.589	10/30/2014	237,200	(2,099)	(2,099)
	Put - OTC USD versus JPY	JPY	99.000	11/10/2014	500,000	(875)	(41)
BRC	Put - OTC USD versus JPY		97.000	11/10/2014	211,100	(264)	(7)
	Put - OTC USD versus JPY		94.750	04/21/2016	150,000	(2,284)	(1,630)
CBK	Put - OTC USD versus JPY		98.000	11/10/2014	300,000	(945)	(16)
	Put - OTC USD versus JPY		99.000	09/30/2015	359,700	(2,956)	(2,956)
GLM	Call - OTC USD versus MXN	MXN	14.090	06/15/2015	250,000	(4,775)	(6,302)
JPM	Call - OTC USD versus BRL	BRL	2.575	10/31/2014	149,100	(1,439)	(1,419)
UAG	Put—OTC USD versus JPY	JPY	98.000	11/10/2014	210,800	(443)	(11)

						$(56,003)	$(35,028)

INFLATION - CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	$100,000	$(1,710)	$(1,302)
	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	1,757,700	(14,866)	(430)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(1,041)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(112)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(155)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(123)
JPM	Cap - OTC CPURNSA Index	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(690)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(361)

						$(71,048)	$(4,214)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		$1,000,000	$(23,000)	$(1,015)
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	(23,050)	(1,015)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	(13,437)	(1)
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		246,500	(2,416)	0
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	11/17/2014		2,000,000	(3,200)	(208)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		2,000,000	(7,750)	(8,225)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	12/02/2014		813,000	(1,707)	(421)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	12/02/2014		813,000	(3,667)	(4,354)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015	EUR	459,400	(1,191)	(1,387)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		459,400	(3,810)	(2,534)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800%	12/01/2014		$1,388,600	(2,474)	(1,639)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	12/01/2014		1,388,600	(6,943)	(5,867)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	12/02/2014		2,000,000	(16,940)	(6,912)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.430%	12/09/2014	EUR	1,000,000	(1,068)	(1,564)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650%	12/09/2014		1,000,000	(1,424)	(816)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	10/27/2014		$2,000,000	(5,150)	(715)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	12/02/2014		2,000,000	(21,600)	(2,435)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.060%	12/09/2014	EUR	250,000	(842)	(948)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.120%	12/09/2014		250,000	(1,360)	(1,582)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.360%	12/09/2014		250,000	(2,234)	(881)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.420%	12/09/2014		250,000	(1,716)	(587)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	12/15/2014		750,000	(1,456)	(1,662)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.500%	12/15/2014		750,000	(3,105)	(1,191)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.200%	01/20/2015		280,000	(1,174)	(3,335)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.600%	01/20/2015		280,000	(3,256)	(524)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.950%	03/23/2015		589,800	(1,177)	(1,780)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.550%	03/23/2015		589,800	(5,316)	(3,254)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	10/14/2014		$2,000,000	(1,000)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	10/14/2014		2,000,000	(2,000)	(25)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/14/2014		4,000,000	(16,150)	(8,012)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	11/17/2014		1,243,000	(2,362)	(448)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		1,243,000	(4,257)	(5,112)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	(200)	0
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	11/17/2014		2,000,000	(1,350)	(51)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	11/17/2014		2,000,000	(4,948)	(5,544)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	10/14/2014		2,000,000	(2,200)	(6)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.680%	10/14/2014		2,000,000	(3,900)	(55)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/14/2014		2,000,000	(8,900)	(4,006)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	10/14/2014		2,000,000	(7,700)	(1,388)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	11/17/2014		2,000,000	(2,000)	(208)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650%	11/17/2014		2,000,000	(2,300)	(400)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.700%	11/17/2014		4,000,000	(7,720)	(1,442)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	11/17/2014		4,000,000	(19,000)	(16,450)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	11/17/2014		4,000,000	(16,600)	(12,724)

32	See Accompanying Notes

September 30, 2014

(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800%	12/01/2014	$3,447,200	$(6,119)	$(4,069)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	12/01/2014	3,447,200	(13,099)	(11,592)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015	500,000	(11,500)	(508)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015	2,068,100	(27,144)	(27,596)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	7,000,000	(94,492)	(110,930)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	10/14/2014	4,000,000	(8,775)	(2,595)
	Call - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550%	10/14/2014	1,500,000	(5,700)	(2,050)
	Put - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	10/14/2014	2,000,000	(11,000)	(561)
	Put - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.950%	10/14/2014	3,500,000	(17,337)	(440)
	Call - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550%	10/27/2014	1,980,000	(7,128)	(4,445)
	Put - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200%	10/27/2014	1,980,000	(20,097)	(55)
	Put - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	02/02/2015	1,382,000	(22,043)	(18,721)
	Put - OTC 10 - Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,000,000	(11,650)	(1)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	01/26/2015	500,000	(11,500)	(508)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	500,000	(13,125)	(7,933)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,753,500	(20,516)	(1)

							$(564,275)	$(302,729)

Total Written Options							$(708,950)	$(359,898)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	12,752	$155,754,200	EUR	5,658,600	GBP	0	$(977,438)
Sales	0	186,914,000		24,778,500		500,000	(857,560)
Closing Buys	0	(27,326,200)		(4,844,900)		0	114,883
Expirations	(6,376)	(187,614,500)		(13,838,200)		(500,000)	939,751
Exercised	(6,376)	(16,727,900)		(1,872,800)		0	71,414

Balance at End of Period	0	$110,999,600	EUR	9,881,200	GBP	0	$(708,950)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	$ 7,500	$2,342	$114	$2,456	$0
BPS	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	3,300	1,027	54	1,081	0
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	7,500	962	(193)	769	0
GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	17,900	2,097	(262)	1,835	0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	7,600	2,281	209	2,490	0
HUS	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	5,700	1,787	80	1,867	0
JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	1,200	144	(21)	123	0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	11,900	3,645	253	3,898	0
MYC	Venezuela Government International Bond	(5.000%	)	06/20/2015	20.736%	9,200	1,104	(161)	943	0
	Venezuela Government International Bond	(5.000%	)	09/20/2019	16.712%	14,900	4,537	343	4,880	0

							$19,926	$416	$20,342	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	American International Group, Inc.	1.000%	06/20/2019	0.607%	$30,000	$537	$7	$544	$0
	AT&T, Inc.	1.000%	06/20/2019	0.479%	10,000	184	57	241	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%	162,200	(2,827)	3,559	732	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.128%	20,000	(298)	518	220	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.281%	25,000	602	(108)	494	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%	25,000	575	(25)	550	0
	BP Capital Markets America, Inc.	1.000%	12/20/2016	0.320%	8,500	129	2	131	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%	34,600	(407)	541	134	0
	Brazil Government International Bond	1.950%	04/20/2016	0.797%	300	0	8	8	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%	24,600	(71)	143	72	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%	100,000	(1,323)	1,467	144	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%	23,700	(234)	220	0	(14)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%	9,000	(317)	110	0	(207)
	China Government International Bond	1.000%	06/20/2015	0.206%	126,600	1,811	(1,048)	763	0
	China Government International Bond	1.000%	09/20/2015	0.223%	50,000	402	(8)	394	0
	China Government International Bond	1.000%	12/20/2015	0.233%	25,000	362	(120)	242	0
	China Government International Bond	1.000%	12/20/2018	0.667%	67,500	812	126	938	0
	China Government International Bond	1.000%	03/20/2019	0.727%	25,000	(48)	350	302	0
	China Government International Bond	1.000%	06/20/2019	0.781%	110,000	773	347	1,120	0

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	China Government International Bond	1.000%	09/20/2019	0.830%		$20,000	$256	$(89)	$167	$0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		47,300	320	(117)	203	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		15,600	3,073	(251)	2,822	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		25,000	(1,123)	1,174	51	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%		32,900	(1,099)	1,400	301	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%		65,000	(784)	1,476	692	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		25,000	498	11	509	0
	HSBC Bank PLC	1.000%	03/20/2019	0.465%	EUR	16,000	280	205	485	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		$15,000	(435)	535	100	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		50,000	(660)	1,070	410	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		10,000	(405)	239	0	(166)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		45,000	(1,440)	471	0	(969)
	Italy Government International Bond	1.000%	09/20/2016	0.519%		138,200	1,278	68	1,346	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		3,000	(1)	2	1	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		46,700	443	(121)	322	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		40,300	727	(278)	449	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		9,100	(125)	146	21	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%		50,000	(1,280)	1,724	444	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		39,000	(146)	425	279	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		20,000	192	69	261	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		25,000	(358)	706	348	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		298,700	(448)	4,263	3,815	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		135,000	1,139	161	1,300	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	903	(500)	403	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.119%		25,000	305	(82)	223	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.187%		10,000	(114)	237	123	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		25,000	510	(61)	449	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		150,000	(792)	(756)	0	(1,548)
	Russia Government International Bond	1.000%	06/20/2017	2.258%		25,000	(758)	(60)	0	(818)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		23,200	(1,605)	278	0	(1,327)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		175,000	(9,791)	(956)	0	(10,747)
	South Africa Government International Bond	1.000%	09/20/2019	1.874%		100,000	(4,094)	61	0	(4,033)
	Standard Chartered PLC	1.000%	03/20/2019	0.794%	EUR	30,000	(336)	688	352	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		$10,000	184	50	234	0
BPS	American International Group, Inc.	1.000%	06/20/2019	0.607%		10,000	179	2	181	0
	AT&T, Inc.	1.000%	06/20/2017	0.231%		25,000	560	(31)	529	0
	Australia & New Zealand Banking Group Ltd.	1.000%	06/20/2019	0.471%		5,000	105	17	122	0
	Bank of America Corp.	1.000%	06/20/2015	0.213%		75,000	578	(130)	448	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		25,000	(468)	581	113	0
	BP Capital Markets America, Inc.	1.000%	09/20/2016	0.301%		15,000	238	(26)	212	0
	China Government International Bond	1.000%	06/20/2015	0.206%		25,000	384	(233)	151	0
	China Government International Bond	1.000%	09/20/2015	0.223%		15,000	94	24	118	0
	China Government International Bond	1.000%	12/20/2016	0.362%		30,000	615	(182)	433	0
	China Government International Bond	1.000%	03/20/2019	0.727%		25,000	97	204	301	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		7,500	133	50	183	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		15,000	(141)	267	126	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	2.550%		10,000	(104)	(43)	0	(147)
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		34,400	(1,730)	1,801	71	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		35,000	(951)	1,186	235	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		10,000	(149)	231	82	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		30,000	(1,207)	707	0	(500)
	International Business Machines Corp.	1.000%	06/20/2019	0.389%		50,000	1,407	7	1,414	0
	Italy Government International Bond	1.000%	09/20/2016	0.519%		29,000	310	(28)	282	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		19,500	(280)	551	271	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	903	(500)	403	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		50,000	1,038	(140)	898	0
	State Street Corp.	1.000%	06/20/2016	0.257%		76,000	1,131	(135)	996	0
	U.S. Treasury Notes	0.250%	12/20/2014	0.059%	EUR	100,000	(581)	643	62	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.059%		45,000	(219)	274	55	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		25,000	(495)	591	96	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%		$70,000	463	(124)	339	0
	UnitedHealth Group, Inc.	1.000%	06/20/2018	0.244%		25,000	677	23	700	0
BRC	American International Group, Inc.	1.000%	06/20/2019	0.607%		45,200	811	8	819	0
	AT&T, Inc.	1.000%	12/20/2017	0.280%		25,000	573	9	582	0
	Bank of America Corp.	1.000%	12/20/2014	0.213%		100,000	443	(241)	202	0
	Bank of America Corp.	1.000%	06/20/2015	0.213%		50,000	392	(93)	299	0
	Bank of America Corp.	1.000%	09/20/2019	0.767%		2,300	25	1	26	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		65,000	(1,169)	1,462	293	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		25,000	453	(94)	359	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.489%		80,000	1,650	146	1,796	0

34	See Accompanying Notes

September 30, 2014

(Unaudited)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		$75,000	$1,984	$(335)	$1,649	$0
	Berkshire Hathaway, Inc.	1.000%	06/20/2020	0.668%		20,000	360	6	366	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2021	0.823%		20,000	229	4	233	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.012%		37,000	(1,080)	1,053	0	(27)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.042%		25,000	321	(403)	0	(82)
	Brazil Government International Bond	1.000%	03/20/2015	0.573%		60,000	(1,134)	1,270	136	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		127,100	(1,967)	2,393	426	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		240,700	(2,853)	3,789	936	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		105,000	(514)	979	465	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		54,390	(474)	674	200	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		21,200	(51)	113	62	0
	Brazil Government International Bond	1.000%	09/20/2016	0.902%		25,000	(719)	773	54	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		25,000	(871)	907	36	0
	China Development Bank Corp.	1.000%	06/20/2016	0.559%		20,000	(97)	254	157	0
	China Government International Bond	1.000%	06/20/2015	0.206%		50,000	817	(515)	302	0
	China Government International Bond	1.000%	09/20/2015	0.223%		25,000	308	(111)	197	0
	China Government International Bond	1.000%	12/20/2015	0.233%		75,000	1,074	(347)	727	0
	China Government International Bond	1.000%	09/20/2016	0.342%		50,000	630	33	663	0
	China Government International Bond	1.000%	12/20/2016	0.362%		163,300	3,104	(748)	2,356	0
	China Government International Bond	1.000%	12/20/2018	0.667%		155,100	1,727	428	2,155	0
	China Government International Bond	1.000%	03/20/2019	0.727%		125,000	304	1,201	1,505	0
	China Government International Bond	1.000%	06/20/2019	0.781%		199,300	1,384	644	2,028	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		30,000	(266)	517	251	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		25,000	4,886	(363)	4,523	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		50,000	(2,557)	2,659	102	0
	General Electric Capital Corp.	1.000%	03/20/2015	0.202%		89,200	627	(267)	360	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.202%		50,000	423	(120)	303	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		100,000	1,491	(278)	1,213	0
	General Motors Co.	5.000%	03/20/2016	0.700%		40,000	3,517	(933)	2,584	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		45,000	(1,437)	1,739	302	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		60,000	(891)	1,384	493	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		10,000	(149)	231	82	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		25,000	(969)	552	0	(417)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		100,000	(3,035)	881	0	(2,154)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		20,000	(448)	(78)	0	(526)
	Italy Government International Bond	1.000%	09/20/2016	0.519%		700	4	3	7	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%		30,300	114	177	291	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		120,500	(1,033)	1,236	203	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		24,400	0	4	4	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.156%		175,000	1,535	(415)	1,120	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%		25,000	304	(82)	222	0
	MetLife, Inc.	1.000%	06/20/2016	0.217%		25,000	431	(86)	345	0
	MetLife, Inc.	1.000%	06/20/2017	0.339%		25,000	555	(101)	454	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		100,000	1,928	(229)	1,699	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		61,000	(635)	1,071	436	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		50,000	(124)	558	434	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		1,400	(12)	25	13	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		23,500	(830)	1,136	306	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		5,000	(112)	182	70	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		191,000	(316)	2,755	2,439	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		50,000	435	46	481	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		85,000	1,495	104	1,599	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		80,000	1,609	(172)	1,437	0
	Russia Government International Bond	1.000%	12/20/2016	2.212%		50,000	(205)	(1,094)	0	(1,299)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		10,300	(689)	99	0	(590)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		15,800	(149)	357	208	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%		50,000	848	(243)	605	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.059%	EUR	104,000	(1,467)	1,594	127	0
	Wells Fargo & Co.	1.000%	09/20/2019	0.498%		$20,000	482	4	486	0
CBK	American International Group, Inc.	1.000%	06/20/2019	0.607%		5,600	84	18	102	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		25,000	(434)	547	113	0
	Berkshire Hathaway, Inc.	1.000%	09/20/2017	0.305%		25,000	629	(108)	521	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.396%		25,000	670	(111)	559	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		21,000	(330)	411	81	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		113,700	(915)	1,332	417	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		40,000	(1,045)	1,103	58	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		15,000	(136)	128	0	(8)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.910%		10,000	23	53	76	0

See Accompanying Notes	35

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.471%		$20,800	$547	$(39)	$508	$0
	China Government International Bond	1.000%	06/20/2015	0.206%		24,900	388	(238)	150	0
	China Government International Bond	1.000%	12/20/2016	0.362%		50,000	981	(259)	722	0
	China Government International Bond	1.000%	12/20/2018	0.667%		120,600	1,273	403	1,676	0
	China Government International Bond	1.000%	03/20/2019	0.727%		240,000	1,068	1,822	2,890	0
	China Government International Bond	1.000%	06/20/2019	0.781%		667,600	4,392	2,401	6,793	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		25,000	141	(34)	107	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		17,500	319	109	428	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		10,000	(97)	180	83	0
	Export-Import Bank of China	1.000%	06/20/2017	0.665%		10,000	(396)	489	93	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.398%		10,000	0	26	26	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		25,000	(1,123)	1,174	51	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		25,000	(876)	1,067	191	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%		25,000	(190)	456	266	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		25,000	487	22	509	0
	General Motors Co.	5.000%	09/20/2016	0.802%		15,000	1,502	(245)	1,257	0
	HSBC Bank PLC	1.000%	06/20/2019	0.488%	EUR	25,000	853	(88)	765	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		$12,100	(274)	355	81	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		15,000	(218)	341	123	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%		5,000	(95)	135	40	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		15,000	(503)	253	0	(250)
	Italy Government International Bond	1.000%	06/20/2019	0.968%		10,300	(185)	202	17	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		100,000	144	(125)	19	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		10,800	(272)	297	25	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		91,800	(808)	1,464	656	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		232,600	(2,150)	4,422	2,272	0
	Mexico Government International Bond	1.000%	06/20/2016	0.387%		50,000	(48)	591	543	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		25,000	(707)	1,006	299	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		37,500	(706)	1,194	488	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		84,700	61	1,021	1,082	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		320,400	2,656	430	3,086	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	853	(449)	404	0
	Petrobras International Finance Co.	1.000%	03/20/2015	0.812%		65,000	160	(86)	74	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		15,000	299	(30)	269	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		25,000	(750)	(67)	0	(817)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		72,500	(4,968)	821	0	(4,147)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		440,000	(25,492)	(1,529)	0	(27,021)
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		47,400	362	(15)	347	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		54,000	1,036	227	1,263	0
	Whirlpool Corp.	1.000%	06/20/2019	0.682%		100,000	1,340	134	1,474	0
DUB	American International Group, Inc.	1.000%	03/20/2019	0.571%		59,800	908	216	1,124	0
	American International Group, Inc.	1.000%	06/20/2019	0.607%		55,000	917	80	997	0
	American International Group, Inc.	1.000%	09/20/2019	0.639%		50,000	1,132	(259)	873	0
	AT&T, Inc.	1.000%	06/20/2019	0.479%		15,000	261	100	361	0
	Australia Government International Bond	1.000%	06/20/2019	0.288%		50,000	1,589	60	1,649	0
	Bank of America Corp.	1.000%	06/20/2015	0.213%		100,000	790	(192)	598	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2014	0.102%		25,000	(495)	551	56	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		65,000	(932)	1,226	294	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		40,000	724	(150)	574	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2018	0.396%		25,000	605	(46)	559	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		25,000	586	(36)	550	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.012%		20,000	16	(31)	0	(15)
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.027%		25,000	(418)	368	0	(50)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.042%		75,000	(319)	72	0	(247)
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		61,800	(873)	1,081	208	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		110,000	(1,220)	1,648	428	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		75,000	(494)	826	332	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		100,000	(168)	461	293	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		70,400	(1,508)	1,610	102	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		20,000	(163)	151	0	(12)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		29,700	(1,271)	587	0	(684)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.471%		20,800	578	(70)	508	0
	China Government International Bond	1.000%	12/20/2015	0.233%		25,000	349	(107)	242	0
	China Government International Bond	1.000%	12/20/2016	0.362%		115,400	2,264	(599)	1,665	0
	China Government International Bond	1.000%	12/20/2018	0.667%		190,000	1,955	686	2,641	0
	China Government International Bond	1.000%	03/20/2019	0.727%		82,500	287	706	993	0
	China Government International Bond	1.000%	06/20/2019	0.781%		255,000	1,420	1,175	2,595	0
	Citigroup, Inc.	1.000%	06/20/2019	0.710%		75,000	947	61	1,008	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		50,000	305	(91)	214	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		25,000	460	150	610	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		10,000	(48)	132	84	0

36	See Accompanying Notes

September 30, 2014

(Unaudited)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Ford Motor Co.	5.000%	03/20/2019	0.962%		$15,000	$2,798	$(178)	$2,620	$0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		15,300	2,975	(207)	2,768	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		110,000	(4,219)	5,058	839	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.275%		50,000	(1,411)	1,870	459	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.297%		2,600	(210)	237	27	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.313%		75,000	1,128	(219)	909	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%		150,000	2,777	378	3,155	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		100,000	2,118	(81)	2,037	0
	HSBC Bank PLC	1.000%	12/20/2018	0.440%	EUR	20,000	293	309	602	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		$25,000	(619)	787	168	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		15,000	(211)	334	123	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		45,000	(2,120)	1,370	0	(750)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		50,000	(1,511)	435	0	(1,076)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		35,000	(746)	(175)	0	(921)
	International Business Machines Corp.	1.000%	06/20/2019	0.389%		25,000	723	(16)	707	0
	Italy Government International Bond	1.000%	09/20/2016	0.519%		91,600	729	163	892	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%		58,000	211	347	558	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		47,200	(943)	1,094	151	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		492,800	(1,292)	2,120	828	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		118,800	20	2	22	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		41,700	786	(321)	465	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.156%		150,000	1,312	(351)	961	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.209%		150,000	1,510	(308)	1,202	0
	MetLife, Inc.	1.000%	06/20/2017	0.339%		25,000	522	(68)	454	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		70,000	911	351	1,262	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		75,000	1,525	(250)	1,275	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		9,400	(118)	185	67	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		50,000	(456)	889	433	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		143,200	(1,131)	2,529	1,398	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		25,000	(871)	1,196	325	0
	Mexico Government International Bond	1.000%	03/20/2017	0.470%		15,000	(165)	365	200	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		46,700	(762)	1,411	649	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		172,000	(208)	2,405	2,197	0
	Mexico Government International Bond	1.000%	03/20/2019	0.747%		17,700	52	147	199	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		120,100	1,228	(71)	1,157	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		25,000	452	(250)	202	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		88,000	1,602	53	1,655	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		79,800	1,621	(187)	1,434	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		400	0	5	5	0
	U.S. Treasury Notes	0.250%	03/20/2015	0.059%	EUR	25,000	(344)	374	30	0
	U.S. Treasury Notes	0.250%	06/20/2015	0.059%		50,000	(526)	618	92	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.072%		50,000	(689)	803	114	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.096%		50,000	(951)	1,125	174	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		50,000	(931)	1,124	193	0
	UnitedHealth Group, Inc.	1.000%	06/20/2019	0.343%		$50,000	1,432	88	1,520	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		4,000	90	4	94	0
FBF	AT&T, Inc.	1.000%	06/20/2017	0.231%		25,000	560	(31)	529	0
	AT&T, Inc.	1.000%	06/20/2019	0.479%		10,000	164	77	241	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		50,000	1,270	(170)	1,100	0
	BP Capital Markets America, Inc.	1.000%	12/20/2016	0.320%		10,000	171	(18)	153	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		70,000	(777)	1,049	272	0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.248%		590	(23)	35	12	0
	China Government International Bond	1.000%	03/20/2015	0.206%		25,000	119	(18)	101	0
	China Government International Bond	1.000%	06/20/2015	0.206%		25,000	136	15	151	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		5,000	(43)	85	42	0
	Export-Import Bank of China	1.000%	12/20/2016	0.573%		10,000	(970)	1,067	97	0
	Export-Import Bank of China	1.000%	06/20/2017	0.665%		11,300	(437)	542	105	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		6,500	1,256	(80)	1,176	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		10,000	(218)	285	67	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		20,000	(318)	483	165	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		21,900	(496)	674	178	0
	MetLife, Inc.	1.000%	12/20/2014	0.081%		13,900	(271)	303	32	0
	MetLife, Inc.	1.000%	06/20/2017	0.339%		10,000	222	(40)	182	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		30,000	598	(88)	510	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		25,000	(217)	396	179	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		15,000	127	68	195	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		42,500	(31)	574	543	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.119%		10,000	122	(33)	89	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.572%		25,000	432	38	470	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.611%		25,000	449	0	449	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	173,500	(2,143)	2,681	538	0

See Accompanying Notes	37

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		$50,000	$538	$(172)	$366	$0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.392%		3,000	80	(8)	72	0
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		30,000	673	29	702	0
	Wells Fargo & Co.	1.000%	09/20/2019	0.498%		25,000	665	(57)	608	0
	Whirlpool Corp.	1.000%	06/20/2019	0.682%		50,000	646	91	737	0
GST	Apple, Inc.	1.000%	06/20/2019	0.237%		10,000	354	0	354	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		111,400	(1,718)	2,220	502	0
	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.102%		30,000	(962)	1,166	204	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.128%		60,000	(1,275)	1,935	660	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		30,800	(414)	517	103	0
	Brazil Government International Bond	1.000%	09/20/2016	0.902%		47,500	(289)	393	104	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		15,000	(628)	283	0	(345)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.910%		85,000	261	388	649	0
	Canada Government Bond	1.000%	03/20/2015	0.152%		10,000	243	(200)	43	0
	China Government International Bond	1.000%	09/20/2015	0.223%		25,000	182	14	196	0
	China Government International Bond	1.000%	06/20/2017	0.437%		15,000	260	(28)	232	0
	China Government International Bond	1.000%	12/20/2018	0.667%		25,000	226	121	347	0
	China Government International Bond	1.000%	06/20/2019	0.781%		10,000	82	19	101	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		31,100	146	(13)	133	0
	Commonwealth Bank of Australia	1.000%	06/20/2019	0.472%		16,000	337	54	391	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		20,000	(184)	352	168	0
	Ford Motor Credit Co. LLC	5.000%	03/20/2019	0.788%		1,700	321	(12)	309	0
	General Electric Capital Corp.	1.000%	06/20/2019	0.558%		25,000	522	(13)	509	0
	Greece Government International Bond	1.000%	09/20/2015	3.973%		51,600	(1,627)	178	0	(1,449)
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		10,000	(333)	400	67	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		15,000	(605)	355	0	(250)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		26,100	(746)	183	0	(563)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		10,000	(224)	(39)	0	(263)
	Italy Government International Bond	1.000%	06/20/2019	0.968%		30,400	(195)	246	51	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		41,900	49	240	289	0
	Japan Government International Bond	1.000%	09/20/2015	0.105%		50,000	806	(353)	453	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		30,200	568	(231)	337	0
	MetLife, Inc.	1.000%	03/20/2015	0.081%		25,000	(1,561)	1,676	115	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%		27,000	(1,638)	1,929	291	0
	MetLife, Inc.	1.000%	03/20/2019	0.590%		32,000	538	39	577	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		54,400	(485)	1,135	650	0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		3,300	(108)	153	45	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		10,000	(143)	282	139	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		161,300	(206)	2,266	2,060	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		68,300	601	57	658	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	903	(499)	404	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2024	0.903%		10,000	102	(20)	82	0
	Prudential Financial, Inc.	1.000%	03/20/2016	0.187%		26,300	(289)	613	324	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		10,000	(17)	(86)	0	(103)
	Russia Government International Bond	1.000%	12/20/2016	2.212%		25,000	(141)	(508)	0	(649)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		100,000	(5,281)	(860)	0	(6,141)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		31,100	(265)	674	409	0
	Standard Chartered PLC	1.000%	03/20/2019	0.794%	EUR	20,000	(250)	485	235	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%		$37,200	133	47	180	0
HUS	Brazil Government International Bond	1.000%	09/20/2019	1.690%		50,000	(1,003)	(595)	0	(1,598)
	China Government International Bond	1.000%	06/20/2017	0.437%		10,000	174	(19)	155	0
	China Government International Bond	1.000%	12/20/2018	0.667%		82,500	968	178	1,146	0
	China Government International Bond	1.000%	03/20/2019	0.727%		30,000	(44)	405	361	0
	China Government International Bond	1.000%	06/20/2019	0.781%		45,000	341	117	458	0
	China Government International Bond	1.000%	09/20/2019	0.830%		20,000	256	(89)	167	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		10,000	(53)	137	84	0
	Export-Import Bank of China	1.000%	06/20/2017	0.665%		2,800	(108)	134	26	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		25,000	(792)	959	167	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		25,000	(566)	770	204	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		2,000	(39)	55	16	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		35,000	(1,321)	738	0	(583)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		124,100	(3,687)	1,014	0	(2,673)

38	See Accompanying Notes

September 30, 2014

(Unaudited)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		$30,000	$(693)	$(95)	$0	$(788)
	Italy Government International Bond	1.000%	09/20/2016	0.519%		12,800	86	39	125	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		39,600	(693)	820	127	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		145,200	(918)	1,162	244	0
	Mexico Government International Bond	1.000%	09/20/2019	0.836%		50,000	866	(462)	404	0
	Petrobras International Finance Co.	1.000%	06/20/2015	0.812%		50,000	142	(61)	81	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		41,000	(1,089)	(252)	0	(1,341)
	Russia Government International Bond	1.000%	03/20/2019	2.398%		74,000	(5,079)	845	0	(4,234)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		412,500	(28,394)	3,062	0	(25,332)
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	100,000	(1,239)	1,549	310	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		50,000	(1,084)	1,276	192	0
	U.S. Treasury Notes	0.250%	12/20/2018	0.143%		50,000	(172)	463	291	0
JPM	American International Group, Inc.	1.000%	06/20/2019	0.607%		$66,900	1,204	8	1,212	0
	Anglo American Capital PLC	1.000%	06/20/2019	1.408%		3,400	(96)	35	0	(61)
	AT&T, Inc.	1.000%	06/20/2017	0.231%		15,000	326	(9)	317	0
	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.102%		20,000	(816)	952	136	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.128%		15,000	(463)	628	165	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.186%		25,000	438	(80)	358	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.281%		25,000	602	(108)	494	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		45,000	1,057	(67)	990	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		40,000	(420)	554	134	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		107,000	(1,219)	1,635	416	0
	Brazil Government International Bond	1.000%	06/20/2016	0.845%		50,000	(84)	231	147	0
	Brazil Government International Bond	1.000%	09/20/2016	0.902%		99,000	(1,137)	1,353	216	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		46,200	(630)	697	67	0
	Brazil Government International Bond	1.000%	03/20/2017	1.034%		52,300	(470)	440	0	(30)
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		25,000	(875)	300	0	(575)
	China Development Bank Corp.	1.000%	06/20/2016	0.559%		15,000	(130)	248	118	0
	China Government International Bond	1.000%	06/20/2015	0.206%		60,000	494	(132)	362	0
	China Government International Bond	1.000%	09/20/2015	0.223%		10,000	62	16	78	0
	China Government International Bond	1.000%	12/20/2015	0.233%		25,000	349	(107)	242	0
	China Government International Bond	1.000%	12/20/2018	0.667%		115,000	1,188	410	1,598	0
	China Government International Bond	1.000%	03/20/2019	0.727%		60,000	0	723	723	0
	China Government International Bond	1.000%	06/20/2019	0.781%		190,500	1,135	803	1,938	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		40,000	214	(43)	171	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		25,000	(193)	403	210	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		15,000	2,955	(241)	2,714	0
	Ford Motor Credit Co. LLC	5.000%	06/20/2019	0.861%		25,000	5,128	(434)	4,694	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		75,000	(3,867)	4,021	154	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		15,000	(526)	640	114	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.304%		10,000	0	(3)	0	(3)
	General Electric Capital Corp.	1.000%	09/20/2017	0.382%		50,000	1,133	(210)	923	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2017	0.551%		27,000	405	(71)	334	0
	HSBC Bank PLC	1.000%	12/20/2018	0.440%	EUR	3,400	50	53	103	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		$35,000	(814)	1,049	235	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		8,700	(138)	210	72	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		10,000	(178)	259	81	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.546%		2,500	(46)	67	21	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		5,000	(79)	119	40	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.398%		15,000	(605)	355	0	(250)
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		50,000	(1,325)	248	0	(1,077)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		10,000	(219)	(44)	0	(263)
	International Business Machines Corp.	1.000%	06/20/2019	0.389%		205,000	5,883	(88)	5,795	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		13,000	71	(50)	21	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		50,000	272	(263)	9	0
	Japan Government International Bond	1.000%	09/20/2015	0.105%		75,000	1,220	(541)	679	0
	MetLife, Inc.	1.000%	09/20/2015	0.122%		25,000	(1,694)	1,916	222	0
	MetLife, Inc.	1.000%	12/20/2015	0.145%		23,000	(1,415)	1,663	248	0
	MetLife, Inc.	1.000%	06/20/2019	0.632%		50,000	1,076	(226)	850	0
	Mexico Government International Bond	0.920%	03/20/2016	0.357%		6,950	0	59	59	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		52,700	234	396	630	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		25,000	(889)	1,214	325	0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		400	(13)	19	6	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		25,000	(332)	680	348	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		93,600	(183)	1,379	1,196	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		223,900	2,185	(30)	2,155	0
	Russia Government International Bond	1.000%	06/20/2017	2.258%		25,000	(743)	(75)	0	(818)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		176,300	(10,347)	(479)	0	(10,826)
	Verizon Communications, Inc.	1.000%	06/20/2019	0.494%		15,000	299	52	351	0

See Accompanying Notes	39

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MBC	Brazil Government International Bond	1.000%	06/20/2015	0.574%		$248,900	$1,734	$(900)	$834	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		130,500	938	(430)	508	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		100,000	730	(288)	442	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		61,200	452	(227)	225	0
	Brazil Government International Bond	1.000%	12/20/2019	1.750%		155,000	(5,485)	39	0	(5,446)
	Mexico Government International Bond	1.000%	03/20/2015	0.266%		2,300	15	(6)	9	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		50,000	561	(127)	434	0
	Mexico Government International Bond	1.000%	03/20/2016	0.357%		10,000	126	(29)	97	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		24,100	361	(73)	288	0
	Mexico Government International Bond	1.000%	12/20/2016	0.426%		39,900	630	(111)	519	0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		11,700	209	(50)	159	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		48,500	856	(182)	674	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		157,600	2,154	(141)	2,013	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		55,000	612	(83)	529	0
MYC	AT&T, Inc.	1.000%	06/20/2019	0.479%		25,000	410	192	602	0
	Australia Government International Bond	1.000%	06/20/2019	0.288%		25,000	794	30	824	0
	Barclays Bank PLC	1.000%	06/20/2015	0.200%	EUR	55,600	577	(150)	427	0
	Barclays Bank PLC	1.000%	09/20/2015	0.237%		42,000	457	(46)	411	0
	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		$77,000	(1,445)	1,792	347	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2019	0.524%		50,000	1,391	(291)	1,100	0
	Brazil Government International Bond	1.000%	06/20/2015	0.574%		31,500	(305)	411	106	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		25,000	(157)	254	97	0
	Brazil Government International Bond	1.000%	12/20/2015	0.660%		100,000	(806)	1,248	442	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		75,000	(608)	883	275	0
	Brazil Government International Bond	1.000%	12/20/2016	0.946%		25,000	(883)	919	36	0
	Brazil Government International Bond	1.000%	03/20/2019	1.548%		45,000	(1,751)	716	0	(1,035)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	0.910%		10,000	15	61	76	0
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.471%		8,400	233	(28)	205	0
	China Development Bank Corp.	1.000%	06/20/2016	0.559%		50,000	(326)	719	393	0
	China Government International Bond	1.000%	03/20/2015	0.206%		13,300	63	(9)	54	0
	China Government International Bond	1.000%	12/20/2015	0.233%		50,000	712	(227)	485	0
	China Government International Bond	1.000%	06/20/2017	0.437%		15,000	236	(4)	232	0
	China Government International Bond	1.000%	12/20/2018	0.667%		100,000	1,039	350	1,389	0
	China Government International Bond	1.000%	03/20/2019	0.727%		57,500	17	675	692	0
	China Government International Bond	1.000%	06/20/2019	0.781%		70,000	497	215	712	0
	Colombia Government International Bond	1.000%	06/20/2019	0.911%		15,000	44	20	64	0
	Credit Suisse Group	1.000%	06/20/2015	0.194%	EUR	24,700	289	(98)	191	0
	Export-Import Bank of China	1.000%	06/20/2016	0.529%		$40,000	(232)	567	335	0
	Ford Motor Co.	5.000%	03/20/2019	0.962%		14,800	2,762	(176)	2,586	0
	Ford Motor Co.	5.000%	06/20/2019	1.018%		25,000	4,915	(391)	4,524	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		50,000	(2,368)	2,470	102	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.248%		85,000	(3,104)	3,752	648	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.520%		25,000	469	57	526	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		25,000	(623)	791	168	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.352%		30,000	(449)	696	247	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		20,000	(342)	505	163	0
	Indonesia Government International Bond	1.000%	06/20/2019	1.489%		15,000	(318)	(5)	0	(323)
	Indonesia Government International Bond	1.000%	09/20/2019	1.570%		20,000	(450)	(76)	0	(526)
	Italy Government International Bond	1.000%	12/20/2016	0.546%		69,300	729	(15)	714	0
	Italy Government International Bond	1.000%	06/20/2017	0.652%		23,000	80	142	222	0
	Italy Government International Bond	1.000%	03/20/2019	0.931%		26,400	(479)	563	84	0
	Italy Government International Bond	1.000%	06/20/2019	0.968%		37,000	194	(132)	62	0
	Italy Government International Bond	1.000%	09/20/2019	1.001%		50,000	272	(263)	9	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		25,000	82	91	173	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		5,000	90	(35)	55	0
	Mexico Government International Bond	1.000%	12/20/2015	0.316%		25,000	(356)	573	217	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		63,900	(506)	1,270	764	0
	Mexico Government International Bond	1.000%	03/20/2017	0.470%		5,000	(55)	122	67	0
	Mexico Government International Bond	1.000%	06/20/2017	0.506%		10,600	(356)	501	145	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		25,000	(332)	680	348	0
	Mexico Government International Bond	1.000%	12/20/2018	0.695%		75,000	(184)	1,142	958	0
	Mexico Government International Bond	1.000%	06/20/2019	0.794%		145,000	1,256	140	1,396	0
	Russia Government International Bond	1.000%	09/20/2015	2.089%		25,000	(58)	(200)	0	(258)
	Russia Government International Bond	1.000%	06/20/2019	2.430%		5,600	(318)	(26)	0	(344)
	Spain Government International Bond	1.000%	03/20/2019	0.700%		31,000	(279)	687	408	0
	Spain Government International Bond	1.000%	06/20/2019	0.727%		3,800	7	41	48	0
	Spain Government International Bond	1.000%	09/20/2019	0.750%		83,100	1,434	(428)	1,006	0
	United Kingdom Gilt	0.250%	03/20/2015	0.031%		30,000	(339)	372	33	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%		170,000	1,455	(631)	824	0
	United Kingdom Gilt	1.000%	12/20/2016	0.059%		30,000	816	(178)	638	0
RYL	China Government International Bond	1.000%	06/20/2015	0.206%		104,600	1,382	(751)	631	0
	China Government International Bond	1.000%	12/20/2015	0.233%		25,000	362	(120)	242	0

40	See Accompanying Notes

September 30, 2014

(Unaudited)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2014 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	China Government International Bond	1.000%	09/20/2016	0.342%		$1,300	$(16)	$33	$17	$0
	Indonesia Government International Bond	1.000%	09/20/2015	0.341%		65,000	(1,465)	1,901	436	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.465%		46,900	(1,041)	1,423	382	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		13,700	(216)	326	110	0
	Japan Government International Bond	1.000%	06/20/2015	0.087%		2,100	20	(5)	15	0
	Japan Government International Bond	1.000%	12/20/2015	0.115%		50,000	930	(372)	558	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		5,000	(139)	199	60	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	62,000	(752)	944	192	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.096%		25,000	(429)	515	86	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.059%		25,000	(221)	267	46	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.072%		50,000	(689)	803	114	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		50,000	(1,095)	1,288	193	0
	United Kingdom Gilt	1.000%	03/20/2015	0.031%		$72,700	160	192	352	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		19,200	202	(61)	141	0
UAG	Berkshire Hathaway Finance Corp.	1.000%	03/20/2015	0.102%		3,300	(60)	75	15	0
	Brazil Government International Bond	1.000%	09/20/2015	0.628%		27,600	(261)	369	108	0
	Brazil Government International Bond	1.000%	03/20/2016	0.768%		35,000	(336)	465	129	0
	China Government International Bond	1.000%	06/20/2015	0.206%		25,000	396	(245)	151	0
	China Government International Bond	1.000%	09/20/2015	0.223%		25,000	219	(23)	196	0
	General Electric Capital Corp.	1.000%	12/20/2014	0.202%		65,000	(3,362)	3,495	133	0
	Indonesia Government International Bond	1.000%	09/20/2016	0.606%		13,600	(215)	324	109	0
	Mexico Government International Bond	1.000%	09/20/2015	0.297%		19,100	(270)	407	137	0
	Mexico Government International Bond	1.000%	09/20/2016	0.409%		17,900	(79)	292	213	0
	Mexico Government International Bond	1.000%	09/20/2017	0.537%		10,000	(135)	274	139	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.089%	EUR	35,500	(408)	518	110	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.096%		125,000	(2,168)	2,602	434	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.101%		175,700	(2,371)	3,046	675	0
	United Kingdom Gilt	1.000%	06/20/2015	0.031%		$100,000	1,202	(471)	731	0
	United Kingdom Gilt	1.000%	12/20/2015	0.035%		37,300	858	(405)	453	0

							$(68,273)	$198,059	$259,502	$(129,716)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$22,677	$(4,869)	$246	$0	$(4,623)
	CDX.EM-12 5-Year Index	5.000%	12/20/2014	70,688	8,323	(7,879)	444	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	464,830	56,827	(48,500)	8,327	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	99,000	7,301	(1,314)	5,987	0
CBK	MCDX-15 5-Year Index	1.000%	12/20/2015	28,100	(1,092)	1,107	15	0
	MCDX-22 5-Year Index	1.000%	06/20/2019	249,000	2,714	(475)	2,239	0
	MCDX-22 10-Year Index	1.000%	06/20/2024	50,000	(723)	(348)	0	(1,071)
DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	93,906	10,993	(10,403)	590	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	434,092	54,561	(46,784)	7,777	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	25,000	(980)	993	13	0
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	30,456	3,948	(3,403)	545	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	24,750	1,810	(313)	1,497	0
GST	CDX.EM-12 5-Year Index	5.000%	12/20/2014	22,842	2,718	(2,575)	143	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	47,658	5,957	(5,103)	854	0
	CDX.IG-9 10-Year Index 30-100%	0.508%	12/20/2017	241,125	0	3,043	3,043	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	62,017	0	862	862	0
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	22,705	(67)	(17)	0	(84)
	MCDX-14 5-Year Index	1.000%	06/20/2015	80,000	(4,046)	4,075	29	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	10,000	(389)	394	5	0
	MCDX-22 5-Year Index	1.000%	06/20/2019	125,000	1,490	(367)	1,123	0
HUS	CDX.EM-12 5-Year Index	5.000%	12/20/2014	23,500	2,726	(2,578)	148	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	878,242	108,499	(92,765)	15,734	0
JPM	CDX.EM-12 5-Year Index	5.000%	12/20/2014	23,500	2,667	(2,520)	147	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	64,014	7,408	(6,261)	1,147	0
	CDX.IG-9 10-Year Index 30-100%	0.510%	12/20/2017	144,675	0	1,838	1,838	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	130,979	0	1,843	1,843	0
MYC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	23,500	2,785	(2,637)	148	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	144,008	15,957	(13,377)	2,580	0
	CDX.HY-21 3-Year Index	5.000%	12/20/2016	74,250	5,430	(939)	4,491	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	21,900	(866)	877	11	0
	MCDX-22 5-Year Index	1.000%	06/20/2019	171,000	1,792	(255)	1,537	0
	MCDX-22 10-Year Index	1.000%	06/20/2024	50,000	(897)	(174)	0	(1,071)
UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	47,000	4,677	(4,381)	296	0

					$ 294,654	$(238,090)	$63,413	$(6,849)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	41

Schedule of Investments PIMCO Total Return Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	71,100	$180	$(1,744)	$0	$(1,564)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		240,000	(285)	(654)	0	(939)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	376,300	(75)	802	727	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		876,000	(235)	1,687	1,452	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		379,500	(691)	(396)	0	(1,087)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		700,000	771	1,225	1,996	0
	Pay	28-Day MXN-TIIE	7.270%	04/10/2029		1,400,000	94	4,383	4,477	0
BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	550,000	394	400	794	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		545,100	193	439	632	0
	Receive	3-Month USD-CPURNSA Index	2.595%	09/03/2029		$50,000	0	1,176	1,176	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	136,900	(176)	(139)	0	(315)
BRC	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	550,000	607	187	794	0
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	898,679	358	1,706	2,064	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		181,000	(105)	263	158	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,747,200	(889)	8,132	7,243	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		951,000	(680)	576	0	(104)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		328,400	(212)	506	294	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		272,900	(62)	485	423	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		536,000	(748)	1,030	282	0
	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		1,310,000	18	2,355	2,373	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		800,000	555	2,204	2,759	0
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		79,100	33	(163)	0	(130)
	Pay	28-Day MXN-TIIE	6.000%	09/02/2022		466,000	(240)	42	0	(198)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		121,800	(350)	70	0	(280)
CBK	Receive	3-Month USD-CPURNSA Index	2.660%	08/19/2029		$100,000	0	3,301	3,301	0
DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	81,200	195	(1,987)	0	(1,792)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		648,200	(996)	1,748	752	0
	Receive	3-Month USD-CPURNSA Index	2.493%	09/04/2024		$100,000	0	1,903	1,903	0
	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024		100,000	0	1,470	1,470	0
	Pay	3-Month USD-CPURNSA Index	2.638%	08/25/2029		50,000	0	1,487	1,487	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019	MXN	987,000	(410)	2,046	1,636	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		300,000	(442)	600	158	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		272,800	(460)	(168)	0	(628)
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		810,000	(4)	62	58	0
	Pay	28-Day MXN-TIIE	7.020%	06/08/2034		575,000	(25)	(273)	0	(298)
FBF	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	546,900	589	45	634	0
GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017		9,600	3	(76)	0	(73)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,301,100	(826)	3,341	2,515	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		875,400	(638)	542	0	(96)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		672,100	(422)	1,025	603	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		791,100	(152)	1,379	1,227	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		3,275,000	1,366	4,063	5,429	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		299,400	(734)	44	0	(690)
	Pay	28-Day MXN-TIIE	6.800%	12/26/2023		7,900,000	8,059	14,466	22,525	0
HUS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	566,400	(24)	841	817	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	555,800	(388)	871	483	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		3,033,000	(1,781)	7,643	5,862	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		363,100	(290)	250	0	(40)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		73,000	(117)	134	17	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		266,700	(20)	433	413	0
	Pay	28-Day MXN-TIIE	5.470%	04/26/2019		570,000	54	306	360	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		345,000	(449)	630	181	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		2,226,300	(4,252)	(2,125)	0	(6,377)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		500,000	(38)	(785)	0	(823)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		345,400	(568)	(228)	0	(796)
	Pay	28-Day MXN-TIIE	6.570%	04/19/2024		16,400	0	23	23	0
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		1,300,000	1,998	(1,906)	92	0
	Pay	28-Day MXN-TIIE	7.025%	06/08/2034		1,100,000	(9)	(515)	0	(524)
JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	1,081,500	492	1,069	1,561	0
	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024		$100,000	0	1,470	1,470	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	235,900	(95)	306	211	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		105,200	(7)	170	163	0
	Pay	28-Day MXN-TIIE	5.700%	01/18/2019		1,026,000	(349)	2,050	1,701	0
MYC	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	133,800	(155)	(3,191)	0	(3,346)
	Pay	1-Year BRL-CDI	9.140%	01/02/2017		63,900	212	(1,628)	0	(1,416)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		35,100	98	(366)	0	(268)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		240,000	(144)	(796)	0	(940)

42	See Accompanying Notes

September 30, 2014

(Unaudited)

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	500,000	$52	$383	$435	$0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		22,300	(36)	41	5	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		447,800	(252)	653	401	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		700,000	(88)	1,173	1,085	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020		450,000	(559)	795	236	0
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		684,400	159	1,317	1,476	0
	Pay	28-Day MXN-TIIE	6.650%	06/02/2021		192,600	143	521	664	0
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		650,000	953	(907)	46	0
	Pay	28-Day MXN-TIIE	7.580%	04/05/2034		560,000	(9)	2,361	2,352	0
SOG	Pay	28-Day MXN-TIIE	6.240%	02/01/2021		600,000	100	987	1,087	0
UAG	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	579,000	10	826	836	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		53,600	(214)	4	0	(210)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	175,000	(31)	369	338	0
	Pay	28-Day MXN-TIIE	5.610%	07/07/2021		1,297,400	(2,123)	617	0	(1,506)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021		561,600	(176)	27	0	(149)
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		1,300,000	1,949	(1,857)	92	0

							$(2,396)	$71,556	$93,749	$(24,589)

TOTAL RETURN SWAPS ON INDICES

									Swap Agreements, at Value
Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Asset	Liability
GST	Receive	Markit IOS.FN30.300.12 Index plus 3.000%	N/A	1-Month USD-LIBOR	01/12/2043	$ 25,218		$(20)	$0	$(20)

Total Swap Agreements							$243,911	$31,921	$437,006	$(161,174)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014:

(m)	Securities with an aggregate market value of $200,114 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$302,500	$0	$34,247	$336,747	$(27,085)	$(25,383)	$(23,419)	$(75,887)	$260,860	$(242,155)	$18,705
BPS	145,115	0	12,504	157,619	(54,709)	(2,140)	(962)	(57,811)	99,808	(92,330)	7,478
BRC	233,323	0	74,145	307,468	(52,519)	(2,653)	(10,430)	(65,602)	241,866	(211,330)	30,536
CBK	224,978	0	36,559	261,537	(27,116)	(9,999)	(33,314)	(70,429)	191,108	(160,270)	30,838
DUB	250,433	0	70,024	320,457	(17,051)	(17,407)	(6,473)	(40,931)	279,526	(262,190)	17,336
FBF	183,225	0	12,737	195,962	(32,059)	0	0	(32,059)	163,903	(158,150)	5,753
GLM	140,197	0	32,299	172,496	(40,183)	(41,994)	(859)	(83,036)	89,460	(96,380)	(6,920)
GST	0	0	22,755	22,755	0	(3,129)	(9,867)	(12,996)	9,759	(7,390)	2,369
HUS	91,799	0	30,555	122,354	(673)	0	(45,109)	(45,782)	76,572	(62,800)	13,772
JPM	217,209	0	46,573	263,782	(35,241)	(22,903)	(13,903)	(72,047)	191,735	(166,805)	24,930
MBC	0	0	6,731	6,731	0	0	(5,446)	(5,446)	1,285	(6,995)	(5,710)
MSB	60,121	0	0	60,121	(26,040)	0	0	(26,040)	34,081	(34,730)	(649)
MYC	0	0	47,920	47,920	0	(225,837)	(9,527)	(235,364)	(187,444)	132,619	(54,825)
NAB	202,365	0	0	202,365	0	0	0	0	202,365	(189,040)	13,325
RBC	63,831	0	0	63,831	(6,568)	0	0	(6,568)	57,263	(62,750)	(5,487)
RYL	0	0	2,729	2,729	0	(8,442)	0	(8,442)	(5,713)	3,979	(1,734)
SOG	6,990	0	1,933	8,923	(3,885)	0	0	(3,885)	5,038	(6,050)	(1,012)
UAG	184,137	0	5,295	189,432	(54,277)	(11)	(1,865)	(56,153)	133,279	(134,420)	(1,141)

Total Over the Counter	$2,306,223	$0	$437,006	$2,743,229	$(377,406)	$(359,898)	$(161,174)	$(898,478)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	43

Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,693	$2,693
Swap Agreements	0	5,748	0	0	94,495	100,243

	$0	$5,748	$0	$0	$97,188	$102,936

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,306,223	$0	$2,306,223
Swap Agreements	0	343,257	0	0	93,749	437,006

	$0	$343,257	$0	$2,306,223	$93,749	$2,743,229

	$0	$349,005	$0	$2,306,223	$190,937	$2,846,165

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$98,263	$98,263
Swap Agreements	0	54	0	0	10,312	10,366

	$0	$54	$0	$0	$108,575	$108,629

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$377,406	$0	$377,406
Written Options	0	17,927	0	35,028	306,943	359,898
Swap Agreements	0	136,565	0	0	24,609	161,174

	$0	$154,492	$0	$412,434	$331,552	$898,478

	$0	$154,546	$0	$412,434	$440,127	$1,007,107

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended September 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5,669	$5,669
Futures	23	0	0	0	780,905	780,928
Swap Agreements	0	66,082	0	0	(230,779)	(164,697)

	$23	$66,082	$0	$0	$555,795	$621,900

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,365,058	$0	$1,365,058
Purchased Options	0	0	0	0	6,551	6,551
Written Options	0	29,678	0	15,954	811,949	857,581
Swap Agreements	0	116,483	0	0	169,459	285,942

	$0	$146,161	$0	$1,381,012	$987,959	$2,515,132

	$23	$212,243	$0	$1,381,012	$1,543,754	$3,137,032

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5,960)	$(5,960)
Futures	0	0	0	0	68,386	68,386
Swap Agreements	0	(24,991)	0	0	(992,916)	(1,017,907)

	$0	$(24,991)	$0	$0	$(930,490)	$(955,481)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,146,270	$0	$2,146,270
Written Options	0	(9,356)	0	15,428	8,469	14,541
Swap Agreements	0	(40,615)	0	0	26,637	(13,978)

	$0	$(49,971)	$0	$2,161,698	$35,106	$2,146,833

	$0	$(74,962)	$0	$2,161,698	$(895,384)	$1,191,352

44	See Accompanying Notes

September 30, 2014

(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,205,474	$10,679	$1,216,153
Corporate Bonds & Notes
Banking & Finance	0	30,123,183	460,003	30,583,186
Industrials	0	4,088,349	82,453	4,170,802
Utilities	0	2,328,613	22	2,328,635
Municipal Bonds & Notes
Alabama	0	85,221	0	85,221
Arizona	0	14,832	0	14,832
California	0	4,859,265	0	4,859,265
Colorado	0	77,060	0	77,060
Connecticut	0	4,308	0	4,308
District of Columbia	0	13,450	0	13,450
Florida	0	103,812	0	103,812
Georgia	0	222,738	0	222,738
Illinois	0	639,277	0	639,277
Indiana	0	81,727	0	81,727
Iowa	0	59,829	0	59,829
Kentucky	0	227	0	227
Louisiana	0	98,259	0	98,259
Massachusetts	0	78,271	0	78,271
Michigan	0	57,616	0	57,616
Missouri	0	419	0	419
Nebraska	0	11,999	0	11,999
Nevada	0	469,079	0	469,079
New Jersey	0	215,879	0	215,879
New York	0	1,331,828	0	1,331,828
North Carolina	0	40,942	0	40,942
Ohio	0	782,472	0	782,472
Oregon	0	37,771	0	37,771
Pennsylvania	0	59,576	0	59,576
Rhode Island	0	7,225	0	7,225
Tennessee	0	7,737	0	7,737
Texas	0	279,166	0	279,166
Utah	0	770	0	770
Washington	0	32,444	0	32,444
West Virginia	0	130,300	0	130,300
Wisconsin	0	83,986	0	83,986
U.S. Government Agencies	0	31,019,177	28,768	31,047,945
U.S. Treasury Obligations	0	32,973,583	0	32,973,583
Mortgage-Backed Securities	0	13,450,844	292,132	13,742,976
Asset-Backed Securities	0	6,827,278	37,099	6,864,377
Sovereign Issues	0	30,988,328	0	30,988,328

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2014
Convertible Preferred Securities
Banking & Finance	$0	$176,706	$0	$176,706
Preferred Securities
Banking & Finance	13,041	0	0	13,041
Industrials	0	4,222	0	4,222
Short-Term Instruments
Certificates of Deposit	0	4,853,535	0	4,853,535
Commercial Paper	0	485,784	0	485,784
Repurchase Agreements	0	105,400	0	105,400
Short-Term Notes	0	90,467	0	90,467
Greece Treasury Bills	0	918,816	0	918,816
Mexico Treasury Bills	0	3,555,582	0	3,555,582
Slovenia Treasury Bills	0	126	0	126
U.S. Treasury Bills	0	19,338	0	19,338
	$13,041	$173,102,290	$911,156	$174,026,487

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,644,617	$0	$0	$32,644,617
Total Investments	$32,657,658	$173,102,290	$911,156	$206,671,104

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,591,701)	$0	$(1,591,701)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,551	100,243	0	102,794
Over the counter	0	2,742,233	996	2,743,229
	$2,551	$2,842,476	$996	$2,846,023

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(97,087)	(10,366)	0	(107,453)
Over the counter	0	(898,478)	0	(898,478)
	$(97,087)	$(908,844)	$0	$(1,005,931)

Totals	$32,563,122	$173,444,221	$912,152	$206,919,495

There were no significant transfers between Level 1, 2, and 3 during the period ended September 30, 2014.

See Accompanying Notes	45

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 2, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: December 2, 2014